Exhibit 10.11

BEAR STEARNS ASSET-BACKED SECURITIES I LLC,
as Depositor
NATIONSTAR MORTGAGE LLC,
as Servicer
NEWCASTLE MORTGAGE SECURITIES TRUST 2007-1,
as Issuing Entity
WELLS FARGO BANK, N.A.
as Master Servicer, Securities Administrator and Custodian
and
THE BANKOF NEW YORK,
as Indenture Trustee

SALE AND SERVICING AGREEMENT
Dated as of July 12, 2007

Mortgage Loans
Newcastle Mortgage Securities Trust 2007-1

EXHIBITS

Exhibit A	Form of Assignment Agreement
Exhibit B	Mortgage Loan Schedule
Exhibit C	Form of Request for Release
Exhibit D-1	Form of Custodian’s Initial Certification
Exhibit D-2	Form of Custodian’s Final Certification
Exhibit E	Form of Lost Note Affidavit
Exhibit F	Form of Power of Attorney
Exhibit G-1	Form of Certification to Be Provided by the Servicer with Form 10-K
Exhibit G-2	Form of Certification to Be Provided to the Servicer by the Securities Administrator
Exhibit H	Servicing Criteria
Exhibit I	Form 10-D, Form 8-K and Form 10-K Reporting Responsibility
Exhibit J	Standard File Layout-Scheduled/Scheduled
Exhibit K	Standard File Layout- Delinquency Reporting
Exhibit L	Calculation of Realized Loss/Form 332
Exhibit M	Additional Disclosure Notification

          This Sale and Servicing Agreement, dated as of July 12, 2007 (the “Agreement”), among Bear Stearns Asset Backed Securities I LLC., as depositor (the “Depositor” ), Nationstar Mortgage LLC, as servicer (the “Servicer”), Newcastle Mortgage Securities Trust 2007-1 (the “Issuing Entity”), Wells Fargo bank, N.A., as master servicer and securities administrator (the “Master Servicer” and “Securities Administrator”) and The Bank of New York, as indenture trustee (the “Indenture Trustee”).
W I T N E S S E T H    T H A T :
          WHEREAS, pursuant to the terms of the Assignment Agreement, the Depositor will acquire the Mortgage Loans;
          WHEREAS, the Depositor will create Newcastle Mortgage Securities Trust 2007-1, a Delaware statutory trust;
          WHEREAS, pursuant to the terms of this Sale and Servicing Agreement, the Depositor will convey the Mortgage Loans and all of its rights under the Assignment Agreement to the Issuing Entity in exchange for the Notes and the Certificates (as defined below);
          WHEREAS, pursuant to the terms of the Trust Agreement, the Issuing Entity will issue and transfer to or at the direction of the Depositor, the Certificates;
          WHEREAS, pursuant to the terms of the Indenture the Issuing Entity will pledge the Mortgage Loans and issue the Notes and the Certificates; and
          WHEREAS, pursuant to the terms of this Sale and Servicing Agreement, the Servicer will service the Mortgage Loans set forth on the Mortgage Loan Schedule attached hereto as Exhibit B directly or through one or more Sub-Servicers;
NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS
          Section 1.01. Definitions.
          For all purposes of this Sale and Servicing Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the Indenture which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.
          Section 1.02. Other Definitional Provisions.
          (a) All terms defined in this Sale and Servicing Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.
          (b) As used in this Sale and Servicing Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Sale and Servicing Agreement or in any such certificate or other document, and accounting terms partly defined in this Sale and Servicing Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Sale and Servicing Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Sale and Servicing Agreement or in any such certificate or other document shall control.
          (c) The words “hereof,” “herein,” “hereunder” and words of similar import when used in this Sale and Servicing Agreement shall refer to this Sale and Servicing Agreement as a whole and not to any particular provision of this Sale and Servicing Agreement; Section and Exhibit references contained in this Sale and Servicing Agreement are references to Sections and Exhibits in or to this Sale and Servicing Agreement unless otherwise specified; and the term “including” shall mean “including without limitation”.
          (d) The definitions contained in this Sale and Servicing Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.
          (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.
          Section 1.03. Interest Calculations.
          All calculations of interest hereunder that are made in respect of the Stated Principal Balance of a Mortgage Loan shall be made on the basis of a 360-day year consisting of twelve 30-day months, notwithstanding the terms of the related Mortgage Note and Mortgage.

ARTICLE II
REPRESENTATIONS AND WARRANTIES
          Section 2.01. Conveyance of Mortgage Loans.
          The Depositor, concurrently with the execution and delivery hereof, does hereby sell, transfer, assign, set over and otherwise convey to the Issuing Entity as of the Closing Date, without recourse, and for the benefit of the Noteholders, all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in and to (i) each Mortgage Loan identified on the Mortgage Loan Schedule, including the related Cut-off Date Principal Balance, all interest accruing thereon on and after the Cut-off Date and all collections in respect of interest and principal due after the Cut-off Date; (ii) property which secured each such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) its interest in any insurance policies in respect of the Mortgage Loans; (iv) the rights of the Depositor under the Purchase Agreement (as assigned to the Depositor pursuant to the terms of the Assignment Agreement); and (v) all proceeds of any of the foregoing. Such sale includes all interest and principal due and collected by the Depositor or the Servicer after the Cut-off Date with respect to the Mortgage Loans. In consideration of the sale to it of such property, the Issuing Entity shall deliver to or at the order of the Depositor the Notes and the Certificates.
          In connection with such sale, transfer, and assignment, the Depositor shall instruct the Seller to deliver to and deposit with the Custodian, on behalf of the Indenture Trustee, the following documents or instruments with respect to each Original Mortgage Loan so sold, transferred, and assigned, the following documents or instruments (with respect to each Mortgage Loan, a “Mortgage File”):
          (i) the original Mortgage Note, endorsed either (A) in blank or (B) in the following form: “Pay to the order of The Bank of New York, as Indenture Trustee, without recourse” or with respect to any lost Mortgage Note, an original Lost Note Affidavit stating that the original mortgage note was lost, misplaced or destroyed, together with a copy of the related mortgage note; provided, however, that such substitutions of Lost Note Affidavits for original Mortgage Notes may occur only with respect to Mortgage Loans, the aggregate Cut-off Date Principal Balance of which is less than or equal to 1.00% of the Pool Balance as of the Cut-off Date;
          (ii) the original Mortgage (noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan), with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon or, if such Mortgage or power of attorney has been submitted for recording but has not been returned from the applicable public recording office, has been lost or is not otherwise available, a copy of such Mortgage or power of attorney, as the case may be, certified to be a true and complete copy of the original submitted for recording;
          (iii) unless the Mortgage Loan is registered on the MERS® System, an original Assignment, in form and substance acceptable for recording. The Mortgage shall be assigned either (A) in blank or (B) to “The Bank of New York, as Indenture Trustee, without recourse”;
          (iv) an original of any intervening assignment of Mortgage showing a complete chain of assignments (or to MERS if the Mortgage Loan is registered on the MERS® System and noting the presence of MIN);
          (v) the original or a certified copy of lender’s title insurance policy; and
          (vi) the original or copies of each assumption, modification, written assurance or substitution agreement, if any.
          The Depositor herewith also delivers to the Custodian, on behalf of the Indenture Trustee, an executed copy of the Assignment Agreement and the Purchase Agreement.
          If any of the documents referred to in Section 2.01(ii), (iii) or (iv) above has as of the Closing Date been submitted for recording but either (x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Depositor to instruct the Seller to deliver such documents shall be deemed to be satisfied upon (1) delivery to the Custodian, on behalf of the Indenture Trustee, no later than the Closing Date, of a copy of each such document certified by the Originator in the case of (x) above or the applicable public recording office in the case of (y) above to be a true and complete copy of the original that was submitted for recording and (2) if such copy is certified by the Originator, delivery to the Custodian, on behalf of the Indenture Trustee, promptly upon receipt thereof of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original. If the original lender’s title insurance policy, or a certified copy thereof, was not delivered pursuant to Section 2.01(v) above, the Depositor shall instruct the Seller to deliver or cause to be delivered to the Custodian, on behalf of the Indenture Trustee, the original or a copy of a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company, with the original or a certified copy thereof to be delivered to the Custodian, on behalf of the Indenture Trustee, promptly upon receipt thereof. The Servicer or the Depositor shall deliver or cause to be delivered to the Custodian, on behalf of the Indenture Trustee, promptly upon receipt thereof any other documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.
          Upon discovery or receipt of notice of any materially defective document in, or that a document is missing from, a Mortgage File, the Custodian, on behalf of the Indenture Trustee, shall promptly notify the Seller and the Originator of such defect or missing document and request that the Originator deliver such missing document or cure such defect within 15 days from the date the Originator was notified of such missing document or defect, and if the Originator does not deliver such missing document or cure such defect in all material respects during such period, the Custodian, on behalf of the Indenture Trustee, shall notify the Seller and the Originator of the Originator’s obligation to repurchase such Mortgage Loan from the Trust on or prior to the Determination Date following the expiration of such 15 day period (subject to Section 2.03(e)); provided that, in connection with any such breach that could not reasonably have been cured within such 15 day period, if the Originator has commenced to cure such breach within such 15 day period, the Originator shall be permitted to proceed thereafter diligently and expeditiously to cure the same within any additional period provided under the Assignment Agreement.
          Except with respect to any Mortgage Loan for which MERS is identified on the Mortgage, the Servicer shall cause the Assignments with respect to any Mortgage Loan located in Maryland which were delivered in blank to be completed and recorded. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Servicer or the Custodian via the Exception Report shall notify the Originator of its obligations under the Assignment Agreement to promptly have a substitute Assignment prepared or have such defect cured, as the case may be, and thereafter cause each such Assignment to be duly recorded.

          For administrative convenience and facilitation of servicing and to reduce closing costs, the Assignments of Mortgage shall not be required to be submitted for recording (except with respect to any Mortgage Loan located in Maryland) unless the Servicer receives written notice that such failure to record would result in a withdrawal or a downgrading by any Rating Agency of the rating on any Class of Notes; provided, however, each Assignment, except with respect to any Mortgage Loan for which MERS is identified on the Mortgage, shall be submitted for recording by the Originator in the manner described above, at no expense to the Trust, the Depositor, the Custodian or the Securities Administrator, upon the earliest to occur of: (i) reasonable direction by the Holders of 25% of the aggregate Note Balance of the Notes, (ii) the occurrence of a Servicer Event of Termination, (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Seller and (iv) the occurrence of a servicing transfer as described in Section 6.02 hereof. In addition to the foregoing, the Servicer shall cause each Assignment of Mortgage to be recorded in accordance with customary servicing practices in order to convey, upon foreclosure, the title of any Mortgaged Property to the Trust as set forth in Section 3.23 hereof. The cost of recording the Assignments shall be paid by the Servicer and the Servicer shall be reimbursed for such expenses by the Trust.
          In connection with the assignment of any Mortgage Loan registered on the MERS® System, the Servicer further agrees that it will request that the Depositor cause, within 30 Business Days after the Closing Date, the MERS® System to indicate that such Mortgage Loans have been assigned by the Depositor to the Indenture Trustee in accordance with this Sale and Servicing Agreement for the benefit of the Noteholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files (a) the code in the field which identifies the specific Indenture Trustee and (b) the code in the field “Pool Field” which identifies the series of the Notes issued in connection with such Mortgage Loans. The Depositor further agrees that it will not, and the Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.
          The Servicer shall forward to the Custodian, on behalf of the Indenture Trustee, original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with this Agreement within two weeks of their execution; provided, however, that the Servicer shall provide the Custodian with a certified true copy of any such document submitted for recordation within two weeks of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within 365 days of its submission for recordation. In the event that the Servicer cannot provide a copy of such document certified by the public recording office within such 365 day period, the Servicer shall deliver to the Custodian, within such 365 day period, an Officers’ Certificate of the Servicer which shall (A) identify the recorded document, (B) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office, (C) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, if known and (D) specify the date the applicable recorded document is expected to be delivered to the Custodian, and, upon receipt of a copy of such document certified by the public recording office, the Servicer shall immediately deliver such document to the Custodian. In the event the appropriate public recording office will not certify as to the accuracy of such document, the Servicer shall deliver a copy of such document certified by an officer of the Servicer to be a true and complete copy of the original to the Custodian.
          Section 2.02. Acceptance by Custodian on behalf of Indenture Trustee.
          Subject to the provisions of Section 2.01 and subject to the review described below and any exceptions noted on the Exception Report, the Custodian, on behalf of the Indenture Trustee, acknowledges receipt of the documents referred to in Section 2.01 above and declares that it holds and will hold such documents and the other documents delivered to it constituting a Mortgage File, and that it holds or will hold all such assets and such other assets included in the definition of “Trust Estate” in trust for the exclusive use and benefit of all present and future Noteholders.
          The Custodian, on behalf of the Indenture Trustee and for the benefit of the Noteholders, agrees to review each Mortgage File no later than the Closing Date (or, with respect to any document delivered after the Closing Date, within 45 days of receipt and with respect to any Qualified Substitute Mortgage Loan, within 45 days after the assignment thereof). The Custodian, on behalf of the Indenture Trustee and for the benefit of the Noteholders, further agrees to certify to the Depositor, the Indenture Trustee and the Servicer in substantially the form attached hereto as Exhibit D-1, on the Closing Date (or, with respect to any document delivered after the Closing Date, within 45 days of receipt and with respect to any Qualified Substitute Mortgage Loan, within 45 days after the assignment thereof) that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the Exception Report annexed thereto as not being covered by such certification), (i) all documents required to be delivered to it pursuant Section 2.01 (other than Section 2.01(vi)) of this Agreement and if actually delivered to it, the documents required to be delivered to it pursuant to Section 2.01(vi) of this Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan and (iii) based on its examination of the foregoing documents, the information set forth in the Mortgage Loan Schedule that corresponds to items (i), (iii), (x), (xi), (xii), (xviii) and (xxv), (but only as to Gross Margin and Maximum Mortgage Rate) of the Mortgage Loan Schedule accurately reflects information set forth in the Mortgage File. It is herein acknowledged that, in conducting such review, the Custodian is under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are recordable or genuine, legally enforceable, valid or binding or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.
          No later than the first anniversary date of this Agreement, or the following Business Day if such first anniversary date is not a Business Day, the Custodian shall deliver to the Depositor, the Indenture Trustee and the Servicer a final certification in the form annexed hereto as Exhibit D-2, with any applicable exceptions noted on the Exception Report attached thereto.
          If in the process of reviewing the Mortgage Files and making or preparing, as the case may be, the certifications referred to above, the Custodian finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, at the conclusion of its review the Custodian shall so notify the Indenture Trustee, the Originator, the Depositor, the Sponsor and the Seller, such notification to be in the form of the exception report attached to its certification following a review of the Mortgage Files (an “Exception Report”). In addition, upon the discovery by the Depositor, the Master Servicer or the Servicer (or upon receipt by a Responsible Officer of the Indenture Trustee of written notification of such breach) of a breach of any of the representations and warranties made by the Originator in the Assignment Agreement in respect of any Mortgage Loan which materially adversely affects such Mortgage Loan or the interests of the related Noteholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties to this Agreement.

          The Depositor and the Issuing Entity intend that the assignment and transfer herein contemplated constitute a sale of the Mortgage Loans, the related Mortgage Notes and the related documents, conveying good title thereto free and clear of any liens and encumbrances, from the Depositor to the Issuing Entity for the benefit of the Noteholders and that such property not be part of the Depositor’s estate or property of the Depositor in the event of any insolvency by the Depositor. In the event that such conveyance is deemed to be, or to be made as security for, a loan, the parties intend that the Depositor shall be deemed to have granted and the Depositor does hereby grant to the Issuing Entity a first priority perfected security interest in all of the Depositor’s right, title and interest in and to the Mortgage Loans, the related Mortgage Notes and the related documents, and that this Agreement shall constitute a security agreement under applicable law.
          Section 2.03. Repurchase or Substitution of Mortgage Loans by the Originator.
          (a) Upon discovery or receipt of written notice of any materially defective document in, or that a document is missing from, a Mortgage File or of the breach by the Originator of any representation, warranty or covenant under the Purchase Agreement in respect of any Mortgage Loan which materially adversely affects the value of such Mortgage Loan or the interest therein of the Noteholders, the Custodian, on behalf of the Indenture Trustee, shall promptly notify the Originator and the Seller of such defect, missing document (via the Exception Report with respect to a defect, or missing document) and the party discovering the breach shall give prompt written notice of the breach to the other parties to this Agreement and the Originator and the Securities Administrator shall request that the Originator deliver such missing document or cure such defect or that the Originator cure such breach within 30 days from the date the Originator was notified of such missing document, defect or breach, and if the Originator does not deliver such missing document or cure such defect or if the Originator does not cure such breach in all material respects during such period, the Securities Administrator, on behalf of the Indenture Trustee shall notify the Sponsor and the Originator of the Originator’s obligation to repurchase such Mortgage Loan from the Trust on or prior to the Determination Date following the expiration of such 30 day period (subject to Section 2.03(e)); provided that, in connection with any such breach that could not reasonably have been cured within such 30 day period, if the Originator has commenced to cure such breach within such 30 day period, the Originator shall be permitted to proceed thereafter diligently and expeditiously to cure the same within any additional period provided under the Assignment Agreement. Notwithstanding the foregoing, to the extent the price required to be paid by the Originator for a repurchased Mortgage Loan is less than the Purchase Price, the Seller, as required pursuant to the terms of the Assignment Agreement, shall pay the difference between that amount and the Purchase Price.
          The Purchase Price for the repurchased Mortgage Loan shall be remitted to the Servicer for deposit in the Collection Account, and the Custodian, on behalf of the Indenture Trustee and upon receipt of written certification (in the form of a Request for Release hereto as Exhibit C) from the Servicer of such deposit, shall release to the Originator the related Mortgage File and the Indenture Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as the Originator shall furnish to it and as shall be necessary to vest in the Originator any Mortgage Loan released pursuant hereto and the Indenture Trustee and the Custodian shall have no further responsibility with regard to such Mortgage File (it being understood that neither the Indenture Trustee nor the Custodian shall have any responsibility for determining the sufficiency of such assignment for its intended purpose). In lieu of repurchasing any such Mortgage Loan as provided above, the Originator may cause such Mortgage Loan to be removed from the Trust (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.03(d); provided, however, the Originator may not substitute for any Mortgage Loan which breaches a representation or warranty regarding abusive or predatory lending laws. It is understood and agreed that the obligation of the Originator to cure or to repurchase (or to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy (other than any indemnification obligation of the Originator pursuant to the Purchase Agreement) against the Originator respecting such omission, defect or breach available to the Indenture Trustee on behalf of the Noteholders.
          In the event that the Originator fails to comply with any of the terms of the Purchase Agreement, the Indenture Trustee, upon notice thereof from the Securities Administrator or the Master Servicer and on behalf of the Noteholders, shall enforce the obligations of the Originator to the extent such failure has a materially adverse effect on the value of such Mortgage Loan or the interest therein of the Noteholders.
          (b) Within 90 days of the earlier of discovery by the Servicer or receipt of notice by the Servicer of the breach of any representation, warranty or covenant of the Servicer set forth in Section 2.05 which materially and adversely affects the interests of the Noteholders in any Mortgage Loan, the Servicer shall cure such breach in all material respects. Within 90 days of the earlier of discovery by the Master Servicer or receipt of notice by the Master Servicer of the breach of any representation, warranty or covenant of the Servicer set forth in Section 2.04 which materially and adversely affects the interests of the Noteholders in any Mortgage Loan, the Master Servicer shall cure such breach in all material respects.
          (c) As to any Deleted Mortgage Loan for which the Originator substitutes a Qualified Substitute Mortgage Loan or Loans, such substitution shall be effected by the Originator delivering to the Custodian on behalf of the Indenture Trustee, for such Qualified Substitute Mortgage Loan or Loans, the Mortgage Note, the Mortgage and the Assignment to the Indenture Trustee, and such other documents and agreements, with all necessary endorsements thereon, as are required by Section 2.01, together with an Officers’ Certificate providing that each such Qualified Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Adjustment (as described below), if any, in connection with such substitution. The Custodian, on behalf of the Indenture Trustee, shall acknowledge receipt for such Qualified Substitute Mortgage Loan or Loans and, within 45 days thereafter, shall review such documents as specified in Section 2.02 and deliver to the Depositor, the Indenture Trustee, the Seller and the Servicer, with respect to such Qualified Substitute Mortgage Loan or Loans, a certification substantially in the form attached hereto as Exhibit D-1, with any applicable exceptions noted thereon. Within one year of the date of substitution, the Custodian, on behalf of the Indenture Trustee, shall deliver to the Depositor, the Indenture Trustee, the Seller and the Servicer a certification substantially in the form of Exhibit D-2 hereto with respect to such Qualified Substitute Mortgage Loan or Loans, with any applicable exceptions noted thereon. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution are not part of the Trust and will be retained by the Originator. For the month of substitution, payments to Noteholders will reflect the collections and recoveries in respect of such Deleted Mortgage Loan in the Due Period preceding the month of substitution and the Originator shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Servicer shall give or cause to be given written notice to the Securities Administrator, who shall forward such notice to the Noteholders, that such substitution has taken place, shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan or Loans and shall deliver a copy of such amended Mortgage Loan Schedule to the Indenture Trustee, the Securities Administrator, and the Custodian. Upon such substitution by the Originator such Qualified Substitute Mortgage Loan or Loans shall constitute part of the Mortgage Pool and shall be subject in all respects to the terms of this Agreement and the Assignment Agreement, including all applicable representations and warranties thereof included in the Assignment Agreement as of the date of substitution.

          (d) For any month in which the Originator substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Servicer will determine the amount (the “Substitution Adjustment”), if any, by which the aggregate Purchase Price of all such Deleted Mortgage Loans exceeds the aggregate, as to each such Qualified Substitute Mortgage Loan, of the Stated Principal Balance thereof as of the date of substitution, together with one month’s interest on such Stated Principal Balance at the applicable Mortgage Rate. On the date of such substitution, the Originator will deliver or cause to be delivered to the Servicer for deposit in the Collection Account an amount equal to the Substitution Adjustment, if any, and Custodian, on behalf of the Indenture Trustee, upon receipt of the related Qualified Substitute Mortgage Loan or Loans and certification by the Servicer of such deposit, shall release (or shall cause the Custodian to release) to the Originator the related Mortgage File or Files and the Indenture Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as the Originator shall deliver to it and as shall be necessary to vest therein any Deleted Mortgage Loan released pursuant hereto.
          Section 2.04. Representations and Warranties Regarding the Master Servicer.
          The Master Servicer represents and warrants to the Issuing Entity, the Depositor, the Seller, the Sponsor and the Indenture Trustee for the benefit of the Noteholders, as follows:
          (i) The Master Servicer is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Master Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Master Servicer or the validity or enforceability of this Agreement;
          (ii) The Master Servicer has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Master Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by the availability of equitable remedies;
          (iii) The Master Servicer is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;
          (iv) The execution and delivery of this Agreement and the performance of the transactions contemplated hereby by the Master Servicer will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Master Servicer or any provision of the charter or bylaws of the Master Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Master Servicer is a party or by which the Master Servicer may be bound; and
          (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending (other than litigation with respect to which pleadings or documents have been filed with a court, but not served on the Master Servicer), or to the knowledge of the Master Servicer threatened, against the Master Servicer or any of its properties or with respect to this Agreement or the Notes or the Certificates which, to the knowledge of the Master Servicer, has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement.
     The foregoing representations and warranties shall survive any termination of the Master Servicer hereunder.
          Section 2.05. Representations, Warranties and Covenants of the Servicer.
          The Servicer hereby represents, warrants and covenants to the Issuing Entity and for the benefit of the Indenture Trustee, as pledgee of the Mortgage Loans and the Noteholders, the Master Servicer, the Securities Administrator and to the Depositor, that as of the Closing Date or as of such date specifically provided herein:
          (i) The Servicer is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in the states where the Mortgaged Property is located (or is otherwise exempt under applicable law from such qualification) if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer or to ensure the enforceability or validity of each Mortgage Loan; the Servicer has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) and all documents and instruments contemplated hereby which are executed and delivered by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement and all documents and instruments contemplated hereby which are executed and delivered by the Servicer, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the Servicer, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally; and all requisite corporate action has been taken by the Servicer to make this Agreement and all documents and instruments contemplated hereby which are executed and delivered by the Servicer valid and binding upon the Servicer in accordance with its terms;
          (ii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer and will not result in the material breach of any term or provision of the certificate of formation or limited liability company agreement of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject;

          (iii) The execution and delivery of this Agreement by the Servicer and the performance and compliance with its obligations and covenants hereunder do not require the consent or approval of any governmental authority or, if such consent or approval is required, it has been obtained;
          (iv) [Reserved];
          (v) The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;
          (vi) There is no action, suit, proceeding or investigation pending or, to its knowledge, threatened against the Servicer that, either individually or in the aggregate, (A) may result in any change in the business, operations, financial condition, properties or assets of the Servicer that might prohibit or materially and adversely affect the performance by such Servicer of its obligations under, or the validity or enforceability of, this Agreement, or (B) may result in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or (C) would draw into question the validity or enforceability of this Agreement or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or (D) would otherwise be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement;
          (vii) Neither this Agreement nor any information, certificate of an officer, statement furnished in writing or any report delivered to the Securities Administrator or Indenture Trustee in connection with the transactions contemplated hereby contains any untrue statement of a material fact;
          (viii) The Servicer will not waive any Prepayment Charge unless it is waived in accordance with the standard set forth in Section 3.01; and
          (ix) The Servicer has accurately and fully reported, and will continue to accurately and fully report on a monthly basis, its borrower credit files for the Mortgage Loans to each of the three national credit repositories in a timely manner.
          The foregoing representations and warranties shall survive any termination of the Servicer hereunder.
          It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.05 shall survive delivery of the Mortgage Files to the Indenture Trustee and shall inure to the benefit of the Indenture Trustee, the Depositor, the Master Servicer, the Securities Administrator, the Noteholders and the Holders of the Certificates. Upon discovery by any of the Depositor, the Servicer, the Master Servicer or the Indenture Trustee of a breach of any of the foregoing representations, warranties and covenants which materially and adversely affects the value of any Mortgage Loan, Prepayment Charge or the interests therein of the Noteholders, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the Servicer and the Indenture Trustee. Notwithstanding the foregoing, within 90 days of the earlier of discovery by the Servicer or receipt of notice by the Servicer of the breach of the representation or covenant of the Servicer set forth in Section 2.05(viii) above which materially and adversely affects the interests of the Holders of the Owner Trust Certificates in any Prepayment Charge, the Servicer must pay the amount of such waived Prepayment Charge, for the benefit of the Holders of the Owner Trust Certificates, by depositing such amount into the Collection Account. The foregoing shall not, however, limit any remedies available to the Noteholders, the Holders of the Certificates, the Depositor or the Indenture Trustee on behalf of the Noteholders and, pursuant to the Assignment Agreement respecting a breach of the representations, warranties and covenants of the Originator.
          Section 2.06. Existence.
          The Issuing Entity will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuing Entity hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuing Entity will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement.
ARTICLE III
ADMINISTRATION ANDSERVICING OF MORTGAGE LOANS
          Section 3.01. Servicer to Act as Servicer.
          The Servicer shall service and administer the Mortgage Loans on behalf of the Trust and in the best interests of and for the benefit of the Noteholders (as determined by the Servicer in its reasonable judgment) in accordance with the terms of this Agreement and the Mortgage Loans and, to the extent consistent with such terms, in the same manner in which it services and administers similar mortgage loans for its own portfolio, giving due consideration to customary and usual standards of practice of mortgage lenders and loan servicers administering similar mortgage loans but without regard to:
          (i) any relationship that the Servicer, any Sub-Servicer or any Affiliate of the Servicer or any Sub-Servicer may have with the related Mortgagor;
          (ii) the ownership or non-ownership of any Note by the Servicer or any Affiliate of the Servicer;
          (iii) the Servicer’s obligation to make Advances or Servicing Advances; or
          (iv) the Servicer’s or any Sub-Servicer’s right to receive compensation for its services hereunder or with respect to any particular transaction.
          To the extent consistent with the foregoing, the Servicer (a) shall seek to maximize the timely and complete recovery of principal and interest on the Mortgage Notes and (b) shall waive (or permit a Sub-Servicer to waive) a Prepayment Charge only under the following circumstances: (i) such waiver is standard and customary in servicing similar Mortgage Loans, (ii) such waiver relates to a default or a reasonably foreseeable default and would, in the reasonable judgment of the Servicer, maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan, (iii) the collection of such Prepayment Charge would be in violation of applicable laws or (iv) such waiver is in accordance with the Servicer’s internal policies. If a Prepayment Charge is waived as permitted by meeting the standard described in clause (iii) above, then the Servicer shall make commercially reasonable efforts to enforce the Indenture Trustee’s rights under the Purchase Agreement including the obligation of the Originator to pay the amount of such waived Prepayment Charge to the Servicer for deposit in the Collection Account for the benefit of the Holders of the Owner Trust Certificates. If the Servicer makes a good faith determination, as evidenced by an Officer’s Certificate delivered by the Servicer to the Indenture Trustee and the Master Servicer, that the Servicer’s efforts are not reasonably expected to be successful in enforcing such rights, it shall notify the Indenture Trustee and the Master Servicer of such failure, and the Master Servicer shall notify the Originator of its obligation under the Purchase Agreement to pay to the Servicer the amount of such waived Prepayment Charge. If a Prepayment Charge is waived as permitted by meeting the standard described in clause (iv) above, then the Servicer shall deposit the amount of such waived Prepayment Charge in the Collection Account for the benefit of the Holders of the Owner Trust Certificates.

          Subject only to the above-described servicing standards and the terms of this Agreement and of the Mortgage Loans, the Servicer shall have full power and authority, acting alone or through Sub-Servicers as provided in Section 3.02, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer, in the name of the Trust, is hereby authorized and empowered by the Indenture Trustee when the Servicer believes it appropriate in its best judgment in accordance with the Servicing Standard, to execute and deliver, on behalf of the Trust, the Issuing Entity, the Noteholders and the Indenture Trustee, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Indenture Trustee and the Noteholders. The Servicer shall service and administer the Mortgage Loans in accordance with applicable state and federal law and shall provide to the Mortgagors any reports required to be provided to them thereby. The Servicer shall also comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any standard hazard insurance policy. Subject to Section 3.17, within five (5) days of the Closing Date, the Indenture Trustee shall execute and furnish to the Servicer and any Sub-Servicer any limited powers of attorney in the form of Exhibit F hereto and other documents necessary or appropriate to enable the Servicer or any Sub-Servicer to carry out their servicing and administrative duties hereunder; provided, such limited powers of attorney or other documents shall be prepared by the Servicer and submitted to the Indenture Trustee for execution. The Indenture Trustee shall not be liable for the actions by the Servicer or any Sub-Servicers under such powers of attorney and shall be indemnified by the Servicer (from its own funds without any right of reimbursement from the Collection Account), for any costs, liabilities or expenses incurred by the Indenture Trustee in connection with the use or misuse of such powers of attorney.
          The Servicer further is hereby authorized and empowered, on behalf of the Noteholders and the Indenture Trustee, in its own name or in the name of the Sub-Servicer, when the Servicer or the Sub-Servicer, as the case may be, believes it is appropriate in its best judgment to register any Mortgage Loan on the MERS® System, or cause the removal from the registration of any Mortgage Loan on the MERS® System, to execute and deliver, on behalf of the Indenture Trustee and the Noteholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Indenture Trustee and its successors and assigns. Any reasonable expenses incurred in connection with the actions described in the preceding sentence or as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS® System, shall be reimbursable to the Servicer by withdrawal from the Collection Account pursuant to Section 3.11.
          Subject to Section 3.09 hereof, in accordance with the standards of the preceding paragraph, the Servicer, on escrowed accounts, shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall be Servicing Advances reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. Any cost incurred by the Servicer or by Sub-Servicers in effecting the payment of taxes and assessments on a Mortgaged Property shall not, for the purpose of calculating payments to Noteholders, be added to the unpaid Stated Principal Balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.
          Notwithstanding anything in this Agreement to the contrary, the Servicer may not make any future advances with respect to a Mortgage Loan (except as provided in Section 4.01) and the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Rate, reduce or increase the Stated Principal Balance (except for reductions resulting from actual payments of principal) or change the final maturity date on such Mortgage Loan, (unless, in any such case, as provided in Section 3.07, the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable). In addition and notwithstanding anything in this Agreement to the contrary, neither the Servicer nor the Indenture Trustee shall, under any circumstance, be permitted to sell any Mortgage Loan (other than with respect to the exercise of an optional redemption pursuant to Section 8.07 of the Indenture or the repurchase of a Mortgage Loan pursuant to Section 2.03).
          Section 3.02. Sub-Servicing Agreements Between Servicer and Sub-Servicers.
          (a) The Servicer may enter into Sub-Servicing Agreements with Sub-Servicers, which may be Affiliates of the Servicer, for the servicing and administration of the Mortgage Loans; provided, however, such sub-servicing arrangement and the terms of the related Sub-Servicing Agreement must provide for the servicing of the Mortgage Loans in a manner consistent with the servicing arrangement contemplated hereunder and in accordance with the Servicing Standard. The Master Servicer is hereby authorized to acknowledge, at the request of the Servicer, any Sub-Servicing Agreement. No such acknowledgment shall be deemed to imply that the Master Servicer has consented to any such Sub-Servicing Agreement, has passed upon whether such Sub-Servicing Agreement meets the requirements applicable to Sub-Servicing Agreements set forth in this Agreement or has passed upon whether such Sub-Servicing Agreement is otherwise permitted under this Agreement.
          Each Sub-Servicer shall be (i) authorized to transact business in the state or states where the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Sub-Servicer to perform its obligations hereunder and under the Sub-Servicing Agreement and (ii) a Freddie Mac or Fannie Mae approved mortgage servicer. Each Sub-Servicing Agreement must impose on the Sub-Servicer requirements conforming to the provisions set forth in Section 3.08 and provide for servicing of the Mortgage Loans consistent with the terms of this Agreement. The Servicer will examine each Sub-Servicing Agreement and will be familiar with the terms thereof. The terms of any Sub-Servicing Agreement will not be inconsistent with any of the provisions of this Agreement. Any variation in any Sub-Servicing Agreements from the provisions set forth in Section 3.08 relating to insurance or priority requirements of Sub-Servicing Accounts, or credits and charges to the Sub-Servicing Accounts or the timing and amount of remittances by the Sub-Servicers to the Servicer, are conclusively deemed to be inconsistent with this Agreement and therefore prohibited. The Servicer shall deliver to the Master Servicer copies of all Sub-Servicing Agreements, and any amendments or modifications thereof, promptly upon the Servicer’s execution and delivery of such instruments.

          (b) As part of its servicing activities hereunder, the Servicer, for the benefit of the Indenture Trustee and the Noteholders, shall enforce the obligations of each Sub-Servicer under the related Sub-Servicing Agreement, including, without limitation, any obligation to make advances in respect of delinquent payments as required by a Sub-Servicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement, to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans, or (ii) from a specific recovery of costs, expenses or attorneys’ fees against the party against whom such enforcement is directed.
          Section 3.03. Successor Sub-Servicers.
          The Servicer shall be entitled to terminate any Sub-Servicing Agreement and the rights and obligations of any Sub-Servicer pursuant to any Sub-Servicing Agreement in accordance with the terms and conditions of such Sub-Servicing Agreement. In the event of termination of any Sub-Servicer, all servicing obligations of such Sub-Servicer shall be assumed simultaneously by the Servicer without any act or deed on the part of such Sub-Servicer or the Servicer, and the Servicer either shall service directly the related Mortgage Loans or shall enter into a Sub-Servicing Agreement with a successor Sub-Servicer which qualifies under Section 3.02.
          Any Sub-Servicing Agreement shall include the provision that such agreement may be immediately terminated by the Servicer or the Successor Servicer without fee, in accordance with the terms of this Agreement.
          Section 3.04. Liability of the Servicer.
          Notwithstanding any Sub-Servicing Agreement or the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Sub-Servicer or reference to actions taken through a Sub-Servicer or otherwise, the Servicer shall remain obligated and primarily liable to the Indenture Trustee and the Noteholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or arrangements or by virtue of indemnification from the Sub-Servicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Servicer by such Sub-Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.
          Section 3.05. No Contractual Relationship Between Sub-Servicers, the Indenture Trustee or the Noteholders.
          Any Sub-Servicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Sub-Servicer in its capacity as such shall be deemed to be between the Sub-Servicer and the Servicer alone, and the Indenture Trustee, the Master Servicer, the Securities Administrator or Noteholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Sub-Servicer except as set forth in Section 3.06. The Servicer shall be solely liable for all fees owed by it to any Sub-Servicer, irrespective of whether the Servicer’s compensation pursuant to this Agreement is sufficient to pay such fees.
          Section 3.06. Assumption or Termination of Sub-Servicing Agreements by the Successor Servicer.
          In the event the Servicer shall for any reason no longer be the servicer (including by reason of the occurrence of a Servicer Event of Termination), the Successor Servicer shall thereupon assume all of the rights and obligations of the Servicer under each Sub-Servicing Agreement that the Servicer may have entered into, unless the Successor Servicer elects to terminate any Sub-Servicing Agreement in accordance with its terms as provided in Section 3.03. Upon such assumption, the Successor Servicer shall be deemed, subject to Section 3.03, to have assumed all of the departing Servicer’s interest therein and to have replaced the departing Servicer as a party to each Sub-Servicing Agreement to the same extent as if each Sub-Servicing Agreement had been assigned to the assuming party, except that (i) the departing Servicer shall not thereby be relieved of any liability or obligations under any Sub-Servicing Agreement that arose before it ceased to be the Servicer and (ii) the Successor Servicer shall not be deemed to have assumed any liability or obligation of the Servicer that arose before it ceased to be the Servicer.
          The Servicer at its expense shall, upon request of the Successor Servicer, deliver to the assuming party all documents and records relating to each Sub-Servicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by or on behalf of it, and otherwise use its best efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements to the assuming party. All Servicing Transfer Costs shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs, and if such predecessor Servicer defaults in its obligation to pay such costs, such costs shall be paid by Successor Servicer (in which case the Successor Servicer shall be entitled to reimbursement therefor from the assets of the Trust).
          Section 3.07. Collection of Certain Mortgage Loan Payments.
          The Servicer shall make reasonable efforts, in accordance with the Servicing Standard, to collect all payments called for under the terms and provisions of the Mortgage Loans and the provisions of any applicable insurance policies provided to the Servicer. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or, if applicable, any penalty interest, or any provisions of any Mortgage Loan requiring the related Mortgagor to submit to mandatory arbitration with respect to disputes arising thereunder or (ii) extend the due dates for the Monthly Payments due on a Mortgage Note for a period of not greater than 180 days; provided, however, that any extension pursuant to clause (ii) above shall not affect the amortization schedule of any Mortgage Loan for purposes of any computation hereunder, except as provided below. In the event of any such arrangement pursuant to clause (ii) above, the Servicer shall make timely Advances on such Mortgage Loan during such extension pursuant to Section 4.01 and in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangement. Notwithstanding the foregoing, in the event that any Mortgage Loan is in default or, in the judgment of the Servicer, such default is reasonably foreseeable, the Servicer, consistent with the standards set forth in Section 3.01, may also waive, modify or vary any term of such Mortgage Loan (including modifications that would change the Mortgage Rate, forgive the payment of principal or interest or extend the final maturity date of such Mortgage Loan), accept payment from the related Mortgagor of an amount less than the Stated Principal Balance in final satisfaction of such Mortgage Loan, or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor (any and all such waivers, modifications, variances, forgiveness of principal or interest, postponements, or indulgences collectively referred to herein as “forbearance”). The Servicer’s analysis supporting any forbearance and the conclusion that any forbearance meets the standards of Section 3.01 shall be reflected in writing in the Mortgage File.

          Section 3.08. Sub-Servicing Accounts.
          In those cases where a Sub-Servicer is servicing a Mortgage Loan pursuant to a Sub- Servicing Agreement, the Sub-Servicer will be required to establish and maintain one or more accounts (collectively, the “Sub-Servicing Account”). The Sub-Servicing Account shall be an Eligible Account and shall comply with all requirements of this Agreement relating to the Collection Account. The Sub-Servicer shall deposit in the clearing account in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the Sub-Servicer’s receipt thereof, all proceeds of Mortgage Loans received by the Sub-Servicer less its servicing compensation to the extent permitted by the Sub-Servicing Agreement, and shall thereafter deposit such amounts in the Sub-Servicing Account, in no event more than two Business Days after the receipt of such amounts. The Sub-Servicer shall thereafter deposit such proceeds in the Collection Account or remit such proceeds to the Servicer for deposit in the Collection Account not later than two Business Days after the deposit of such amounts in the Sub-Servicing Account. For purposes of this Agreement, the Servicer shall be deemed to have received payments on the Mortgage Loans when the Sub-Servicer receives such payments.
          Section 3.09. Collection of Taxes, Assessments and Similar Items; Servicing Accounts.
          To the extent required by the related Mortgage Note, the Servicer shall establish and maintain, or cause to be established and maintained, one or more accounts (the “Escrow Accounts”), into which all Escrow Payments shall be deposited and retained. Escrow Accounts shall be Eligible Accounts. The Servicer shall deposit in the clearing account in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities, all Escrow Payments collected on account of the Mortgage Loans and shall deposit in the Escrow Accounts, in no event more than two Business Days after the receipt of such Escrow Payments, all Escrow Payments collected on account of the Mortgage Loans for the purpose of effecting the payment of any such items as required under the terms of this Agreement. Withdrawals of amounts from an Escrow Account may be made only to (i) effect payment of taxes, assessments, hazard insurance premiums, and comparable items in a manner and at a time that assures that the lien priority of the Mortgage is not jeopardized (or, with respect to the payment of taxes, in a manner and at a time that avoids the loss of the Mortgaged Property due to a tax sale or the foreclosure as a result of a tax lien); (ii) reimburse the Servicer (or a Sub-Servicer to the extent provided in the related Sub-Servicing Agreement) out of related collections for any Servicing Advances made pursuant to Section 3.01 (with respect to taxes and assessments) and Section 3.14 (with respect to hazard insurance); (iii) refund to Mortgagors any sums as may be determined to be overages; (iv) pay interest, if required and as described below, to Mortgagors on balances in the Escrow Account; or (v) clear and terminate the Escrow Account at the termination of the Servicer’s obligations and responsibilities in respect of the Mortgage Loans under this Agreement in accordance with Section 8.07 of the Indenture. In the event the Servicer shall deposit in a Escrow Account any amount not required to be deposited therein, it may at any time withdraw such amount from such Escrow Account, any provision herein to the contrary notwithstanding. The Servicer will be responsible for the administration of the Escrow Accounts and will be obligated to make Servicing Advances to such accounts when and as necessary to avoid the lapse of insurance coverage on the Mortgaged Property, or which the Servicer knows, or in the exercise of the required standard of care of the Servicer hereunder should know, is necessary to avoid the loss of the Mortgaged Property due to a tax sale or the foreclosure as a result of a tax lien. If any such payment has not been made and the Servicer receives notice of a tax lien with respect to the Mortgage being imposed, the Servicer will, within 10 Business Days of receipt of such notice, advance or cause to be advanced funds necessary to discharge such lien on the Mortgaged Property. As part of its servicing duties, the Servicer or any Sub-Servicers shall pay to the Mortgagors interest on funds in the Escrow Accounts, to the extent required by law and, to the extent that interest earned on funds in the Escrow Accounts is insufficient, to pay such interest from its or their own funds, without any reimbursement therefor. The Servicer may pay to itself any excess interest on funds in the Escrow Accounts, to the extent such action is in conformity with the Servicing Standard, is permitted by law and such amounts are not required to be paid to Mortgagors or used for any of the other purposes set forth above.
          Section 3.10. Collection Account and Note Account.
          (a) On behalf of the Trust, the Servicer shall establish and maintain, or cause to be established and maintained, one or more accounts (such account or accounts, the “Collection Account”), held in trust for the benefit of the Trust, the Indenture Trustee and the Noteholders. On behalf of the Trust, the Servicer shall deposit or cause to be deposited in the Collection Account, in no event more than two Business Days after the Servicer’s receipt thereof, as and when received or as otherwise required hereunder, the following payments and collections received or made by it subsequent to the Cut-off Date (other than in respect of principal or interest on the Mortgage Loans due on or before the Cut-off Date) or payments (other than Principal Prepayments) received by it on or prior to the Cut-off Date but allocable to a Due Period subsequent thereto:
          (i) all payments on account of principal, including Principal Prepayments (but not Prepayment Charges), on the Mortgage Loans;
          (ii) all payments on account of interest (net of the Servicing Fee) on each Mortgage Loan;
          (iii) all Insurance Proceeds, Liquidation Proceeds, Subsequent Recoveries and condemnation proceeds (other than proceeds collected in respect of any particular REO Property and amounts paid in connection with the redemption of the Notes pursuant to Section 8.07 of the Indenture) and Subsequent Recoveries;
          (iv) any amounts required to be deposited pursuant to Section 3.12 in connection with any losses realized on Permitted Investments with respect to funds held in the Collection Account;
          (v) any amounts required to be deposited by the Servicer pursuant to the second paragraph of Section 3.14(a) in respect of any blanket policy deductibles;
          (vi) all proceeds of any Mortgage Loan repurchased or purchased in accordance with Section 2.03 or Section 8.07 of the Indenture;
          (vii) all amounts required to be deposited in connection with Substitution Adjustments pursuant to Section 2.03; and
          (viii) all Prepayment Charges collected by the Servicer in connection with the Principal Prepayment of any of the Mortgage Loans.

          The foregoing requirements for deposit in the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of Servicing Fees, late payment charges, Prepayment Interest Excess, assumption fees, insufficient funds charges and ancillary income (other than Prepayment Charges) need not be deposited by the Servicer in the Collection Account and may be retained by the Servicer as additional compensation. In the event the Servicer shall deposit in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.
          (b) On behalf of the Trust, the Servicer shall deliver to the Securities Administrator in immediately available funds for deposit in the Note Account on or before 2:00 p.m. New York time on the Servicer Remittance Date, that portion of the Available Funds (calculated without regard to the references in the definition thereof to amounts that may be withdrawn from the Note Account) for the related Payment Date then on deposit in the Collection Account, the amount of all Prepayment Charges collected during the applicable Prepayment Period by the Servicer in connection with the Principal Prepayment of any of the Mortgage Loans then on deposit in the Collection Account, the amount of any funds reimbursable to an Advancing Person pursuant to Section 3.29 (unless such amounts are to be remitted in another manner as specified in the documentation establishing the related Advance Facility).
          (c) Funds in the Collection Account may be invested in Permitted Investments in accordance with the provisions set forth in Section 3.12. The Servicer shall give notice to the Securities Administrator of the location of the Collection Account maintained by it when established and prior to any change thereof. The Securities Administrator shall give notice to the Servicer, the Master Servicer and the Sponsor of the location of the Note Account when established and prior to any change thereof.
          (d) Funds held in the Collection Account at any time may be delivered by the Servicer to the Securities Administrator for deposit in an account (which may be the Note Account and must satisfy the standards for the Note Account as set forth in the definition thereof) and for all purposes of this Agreement shall be deemed to be a part of the Collection Account; provided, however, that the Securities Administrator shall have the sole authority to withdraw any funds held pursuant to this subsection (d).
          The Securities Administrator shall establish and maintain an Eligible Account (the “Note Account”) in which the Securities Administrator shall deposit, on the same day as it is received from the Servicer, each remittance received by the Securities Administrator with respect to the Mortgage Loans. In the event the Servicer shall deliver to the Securities Administrator for deposit in the Note Account any amount not required to be deposited therein, it may at any time request that the Securities Administrator withdraw such amount from the Note Account and remit to it any such amount, any provision herein to the contrary notwithstanding. In addition, the Servicer, with respect to items (i) through (iv) below, shall deliver to the Securities Administrator from time to time for deposit, and the Securities Administrator, with respect to items (i) through (iv) below, shall so deposit, in the Note Account:
          (i) any Advances, as required pursuant to Section 4.01;
          (ii) any amounts required to be deposited pursuant to Section 3.23(d) or (f) in connection with any REO Property;
          (iii) any Compensating Interest to be deposited pursuant to Section 3.24 in connection with any Prepayment Interest Shortfall; and
          (iv) any amounts required to be paid to the Securities Administrator pursuant to the Agreement, including, but not limited to Section 3.06 and Section 6.02.
          Section 3.11. Withdrawals from the Collection Account and Note Account.
          (a) The Servicer shall, from time to time, make withdrawals from the Collection Account for any of the following purposes or as described in Section 4.01:
          (i) to remit to the Securities Administrator for deposit in the Note Account the amounts required to be so remitted pursuant to Section 3.10(b) or permitted to be so remitted pursuant to the first sentence of Section 3.10(d);
          (ii) subject to Section 3.16(d), to reimburse the Servicer for (a) any unreimbursed Advances to the extent of amounts received which represent Late Collections (net of the related Servicing Fees), Liquidation Proceeds, Insurance Proceeds and Subsequent Recoveries on Mortgage Loans or REO Properties with respect to which such Advances were made in accordance with the provisions of Section 4.01; or (b) without limiting any right of withdrawal set forth in clause (vi) below, any unreimbursed Advances that, upon a Final Recovery Determination with respect to such Mortgage Loan, are Nonrecoverable Advances, but only to the extent that Late Collections (net of the related Servicing Fees), Liquidation Proceeds and Insurance Proceeds received with respect to such Mortgage Loan are insufficient to reimburse the Servicer for such unreimbursed Advances;
          (iii) subject to Section 3.16(d), to pay the Servicer or any Sub-Servicer (a) any unpaid Servicing Fees, (b) any unreimbursed Servicing Advances with respect to each Mortgage Loan, but only to the extent of any Late Collections, Liquidation Proceeds and Insurance Proceeds received with respect to such Mortgage Loan or REO Property, and (c) without limiting any right of withdrawal set forth in clause (vi) below, any Servicing Advances made with respect to a Mortgage Loan that, upon a Final Recovery Determination with respect to such Mortgage Loan are Nonrecoverable Advances, but only to the extent that Late Collections, Liquidation Proceeds and Insurance Proceeds received with respect to such Mortgage Loan are insufficient to reimburse the Servicer or any Sub-Servicer for Servicing Advances;
          (iv) to pay to the Servicer as additional servicing compensation (in addition to the Servicing Fee) on the Servicer Remittance Date any interest or investment income earned on funds deposited in the Collection Account;
          (v) to pay itself or the Originator with respect to each Mortgage Loan that has previously been purchased or replaced pursuant to Section 2.03 all amounts received thereon subsequent to the date of purchase or substitution, as the case may be;
          (vi) to reimburse the Servicer for any Advance or Servicing Advance previously made which the Servicer has determined to be a Nonrecoverable Advance in accordance with the provisions of Section 4.01;
          (vii) to pay, or to reimburse the Servicer for Servicing Advances in respect of, expenses incurred in connection with any Mortgage Loan pursuant to Section 3.16(b);

          (viii) to reimburse the Servicer for expenses incurred by or reimbursable to the Servicer pursuant to Section 5.03;
          (ix) to pay itself any Prepayment Interest Excess; and
          (x) to clear and terminate the Collection Account.
          The foregoing requirements for withdrawal from the Collection Account shall be exclusive. In the event the Servicer shall deposit in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.
          The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account, to the extent held by or on behalf of it, pursuant to subclauses (ii), (iii), (iv), (v), (vi) and (vii) above. The Servicer shall provide written notification to the Securities Administrator, on or prior to the next succeeding Servicer Remittance Date, upon making any withdrawals from the Collection Account pursuant to subclause (vi) above; provided that an Officers’ Certificate in the form described under Section 4.01(d) shall suffice for such written notification to the Securities Administrator in respect hereof.
          (b) The Securities Administrator shall, from time to time, make withdrawals from the Note Account, for any of the following purposes, without priority:
          (i) to make payments in accordance with Section 3.05 of the Indenture;
          (ii) to pay and reimburse itself and the Owner Trustee amounts to which it or the Owner Trustee is entitled pursuant to Section 6.07 of the Indenture;
          (iii) to clear and terminate the Note Account pursuant to Section 8.07 of the Indenture;
          (iv) to pay any amounts required to be paid to the Securities Administrator, Master Servicer, Custodian or the Indenture Trustee pursuant to this Agreement, including but not limited to funds required to be paid pursuant to Section 2.01, Section 3.06 and Section 6.02 and Section 3.05 and Section 6.07 of the Indenture;
          (v) to pay to an Advancing Person reimbursements for Advances and/or Servicing Advances pursuant to Section 3.29; and
          (vi) to pay to the Sponsor on each Payment Date any interest or investment income earned on funds deposited in the Note Account.
          Section 3.12. Investment of Funds in the Collection Account and the Note Account.
          (a) The Servicer may direct any depository institution maintaining the Collection Account and any REO Account to invest the funds on deposit in such accounts and the Sponsor may direct any depository institution maintaining the Note Account to invest the funds on deposit in such accounts (each such account, for the purposes of this Section 3.12, an “Investment Account”). All investments pursuant to this Section 3.12 shall be in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Securities Administrator is the obligor thereon or if such investment is managed or advised by a Person other than the Securities Administrator or an Affiliate of the Securities Administrator, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Securities Administrator is the obligor thereon or if such investment is managed or advised by the Securities Administrator or any Affiliate or if the Securities Administrator or any Affiliate of the Securities Administrator is the Custodian, sub-custodian or administrator. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Indenture Trustee (in its capacity as such), or in the name of a nominee of the Indenture Trustee. The Securities Administrator shall be entitled to sole possession (except with respect to investment direction of funds held in the Collection Account, Note Account and any REO Account, and any income and gain realized thereon) over each such investment, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Securities Administrator or its agent, together with any document of transfer necessary to transfer title to such investment to the Indenture Trustee or its nominee. In the event amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Securities Administrator shall:
     (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and
     (y) demand payment of all amounts due thereunder promptly upon determination by a Responsible Officer of the Securities Administrator that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.
          (b) All income and gain realized from the investment of funds deposited in the Collection Account and any REO Account held by or on behalf of the Servicer shall be for the benefit of the Servicer and shall be subject to its withdrawal in accordance with Section 3.11 or Section 3.23, as applicable. The Servicer shall deposit in the Collection Account or any REO Account, as applicable, the amount of any loss of principal incurred in respect of any such Permitted Investment made with funds in such Account immediately upon realization of such loss.
          (c) All income and gain realized from the investment of funds deposited in the Note Account held by or on behalf of the Sponsor shall be for the benefit of the Sponsor and shall be subject to its withdrawal in accordance with Section 3.11. The Sponsor shall deposit in the Note Account the amount of any loss of principal incurred in respect of any such Permitted Investment made with funds in such Account immediately upon realization of such loss.
          (d) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Indenture Trustee may and, upon the request of the Holders of the 50% of the aggregate Note Balance of the Notes, shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

          Section 3.13. [Reserved].
          Section 3.14. Maintenance of Hazard Insurance and Errors and Omissions and Fidelity Coverage.
          (a) The Servicer shall cause to be maintained for each Mortgage Loan hazard insurance with extended coverage on the Mortgaged Property in an amount which is at least equal to the lesser of (i) the current Principal Balance of such Mortgage Loan and (ii) the amount necessary to fully compensate for any damage or loss to the improvements that are a part of such property on a replacement cost basis, in each case in an amount not less than such amount as is necessary to avoid the application of any coinsurance clause contained in the related hazard insurance policy. The Servicer shall also cause to be maintained hazard insurance with extended coverage on each REO Property in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the outstanding Principal Balance of the related Mortgage Loan at the time it became an REO Property. The Servicer will comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any such hazard policies. Any amounts to be collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or amounts to be released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note) shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 3.11, if received in respect of a Mortgage Loan, or in the REO Account, subject to withdrawal pursuant to Section 3.23, if received in respect of an REO Property. Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating payments to Noteholders, be added to the unpaid Principal Balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property or REO Property is at any time in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards and flood insurance has been made available, the Servicer will cause to be maintained a flood insurance policy in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid Principal Balance of the related Mortgage Loan and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).
          In the event that the Servicer shall obtain and maintain a blanket policy insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of this Section 3.14, it being understood and agreed that such policy may contain a deductible clause on terms substantially equivalent to those commercially available and maintained by competent servicers, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with the first two sentences of this Section 3.14, and there shall have been one or more losses which would have been covered by such policy, deposit to the Collection Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of itself, the Indenture Trustee and Noteholders, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.
          (b) The Servicer shall keep in force during the term of this Agreement a policy or policies of insurance covering errors and omissions for failure in the performance of the Servicer’s obligations under this Agreement, which policy or policies shall be in such form and amount that would meet the requirements of Fannie Mae or Freddie Mac if it were the purchaser of the Mortgage Loans, unless the Servicer has obtained a waiver of such requirements from Fannie Mae or Freddie Mac. The Servicer shall also maintain a fidelity bond in the form and amount that would meet the requirements of Fannie Mae or Freddie Mac, unless the Servicer has obtained a waiver of such requirements from Fannie Mae or Freddie Mac. The Servicer shall be deemed to have complied with this provision if an Affiliate of the Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Servicer. Any such errors and omissions policy and fidelity bond shall by its terms not be cancelable without thirty days’ prior written notice to the Master Servicer and the Indenture Trustee. The Servicer shall also cause each Sub-Servicer to maintain a policy of insurance covering errors and omissions and a fidelity bond which would meet such requirements.
          Section 3.15. Enforcement of Due-On-Sale Clauses; Assumption Agreements.
          The Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance of any Mortgaged Property by any Mortgagor (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under the “due-on-sale” clause, if any, applicable thereto; provided, however, that the Servicer shall not be required to take such action if in its sole business judgment the Servicer believes it is not in the best interests of the Trust and shall not exercise any such rights if prohibited by law from doing so. If the Servicer reasonably believes it is unable under applicable law to enforce such “due-on-sale” clause, or if any of the other conditions set forth in the proviso to the preceding sentence apply, the Servicer will enter into an assumption and modification agreement from or with the person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. The Servicer is also authorized, to the extent permitted under the related Mortgage Note, to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as the Mortgagor and becomes liable under the Mortgage Note, provided that no such substitution shall be effective unless such person satisfies the current underwriting criteria of the Servicer for a mortgage loan similar to the related Mortgage Loan. In connection with any assumption, modification or substitution, the Servicer shall apply such underwriting standards and follow such practices and procedures as shall be normal and usual in its general mortgage servicing activities and as it applies to other mortgage loans owned solely by it. The Servicer shall not take or enter into any assumption and modification agreement, however, unless (to the extent practicable in the circumstances) it shall have received confirmation, in writing, of the continued effectiveness of any applicable hazard insurance policy. Any fee collected by the Servicer in respect of an assumption, modification or substitution of liability agreement shall be retained by the Servicer as additional servicing compensation. In connection with any such assumption, no material term of the Mortgage Note (including but not limited to the related Mortgage Rate and the amount of the Monthly Payment) may be amended or modified, except as otherwise required pursuant to the terms thereof. The Servicer shall notify the Master Servicer and the Indenture Trustee that any such substitution, modification or assumption agreement has been completed by forwarding to the Custodian, on behalf of the Indenture Trustee, the executed original of such substitution, modification or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.

          Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or by the terms of the Mortgage Note or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever. For purposes of this Section 3.15, the term “assumption” is deemed to also include a sale (of the Mortgaged Property) subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.
          Section 3.16. Realization Upon Defaulted Mortgage Loans.
          (a) The Servicer shall use its reasonable efforts, consistent with the Servicing Standard, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. Title to any such property shall be taken in the name of the Indenture Trustee or its nominee on behalf of the Noteholders or in the name of the Servicer in accordance with the Servicer’s customary servicing practices and held for the benefit of the Trust, subject to applicable law. The Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that such costs and expenses will be recoverable as Servicing Advances by the Servicer as contemplated in Section 3.11(a) and Section 3.23. The foregoing is subject to the provision that, in any case in which a Mortgaged Property shall have suffered damage from an Uninsured Cause, the Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion that such restoration will increase the proceeds of liquidation of the related Mortgage Loan after reimbursement to itself for such expenses.
          (b) Notwithstanding the foregoing provisions of this Section 3.16 or any other provision of this Agreement, with respect to any Mortgage Loan as to which the Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Servicer shall not, on behalf of the Indenture Trustee, either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action with respect to, such Mortgaged Property, if, as a result of any such action, the Indenture Trustee, the Trust or the Noteholders would be considered to hold title to, to be a “mortgagee-in-possession” of, or to be an “owner” or “operator” of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Servicer has also previously determined, based on its reasonable judgment and a report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:
          (i) such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Trust to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and
          (ii) there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Trust to take such actions with respect to the affected Mortgaged Property.
          The cost of the environmental audit report contemplated by this Section 3.16 shall be advanced by the Servicer, subject to the Servicer’s right to be reimbursed therefor from the Collection Account as provided in Section 3.11(a)(vii), such right of reimbursement being prior to the rights of Noteholders to receive any amount in the Collection Account received in respect of the affected Mortgage Loan or other Mortgage Loans.
          If the Servicer determines, as described above, that it is in the best economic interest of the Trust to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes or petroleum-based materials affecting any such Mortgaged Property, then the Servicer shall take such action as it deems to be in the best economic interest of the Trust; provided that any amounts disbursed by the Servicer pursuant to this Section 3.16(b) shall constitute Servicing Advances, subject to Section 4.01(d). The cost of any such compliance, containment, clean-up or remediation shall be advanced by the Servicer, subject to the Servicer’s right to be reimbursed therefor from the Collection Account as provided in Section 3.11(a)(vii), such right of reimbursement being prior to the rights of Noteholders to receive any amount in the Collection Account received in respect of the affected Mortgage Loan or other Mortgage Loans.
          (c) Reserved.
          (d) Proceeds received in connection with any Final Recovery Determination, as well as any recovery resulting from a partial collection of Insurance Proceeds, Liquidation Proceeds or condemnation proceeds, in respect of any Mortgage Loan, will be applied in the following order of priority: first, to unpaid Servicing Fees; second, to reimburse the Servicer or any Sub-Servicer for any related unreimbursed Servicing Advances pursuant to Section 3.11(a)(iii) and Advances pursuant to Section 3.11(a)(ii); third, to accrued and unpaid interest on the Mortgage Loan, to the date of the Final Recovery Determination, or to the Due Date prior to the Payment Date on which such amounts are to be paid if not in connection with a Final Recovery Determination; and fourth, as a recovery of principal of the Mortgage Loan. The portion of the recovery so allocated to unpaid Servicing Fees shall be reimbursed to the Servicer or any Sub-Servicer pursuant to Section 3.11(a)(iii).
          Section 3.17. Custodian and Indenture Trustee to Cooperate; Release of Mortgage Files.
          (a) Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Servicer shall immediately notify or cause to be notified the Custodian, on behalf of the Indenture Trustee, by a certification and shall deliver to the Custodian, on behalf of the Indenture Trustee, in written or electronic format, which format is acceptable to the Custodian, two executed copies of a Request for Release in the form of Exhibit C hereto (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 3.10 have been or will be so deposited) signed by a Servicing Officer (or in a mutually agreeable electronic format that will, in lieu of a signature on its face, originate from a Servicing Officer) and shall request delivery to it of the Mortgage File. Upon receipt of such certification and request, the Custodian, on behalf of the Indenture Trustee, shall, within three Business Days, release and send by overnight mail, at the expense of the Servicer or the related Mortgagor, the related Mortgage File to the Servicer. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Collection Account or the Note Account.

          (b) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any insurance policy relating to the Mortgage Loans, the Custodian, on behalf of the Indenture Trustee, shall, upon any request made by or on behalf of the Servicer and delivery to the Custodian, on behalf of the Indenture Trustee, of two executed copies of a written Request for Release in the form of Exhibit C hereto signed by a Servicing Officer (or in a mutually agreeable electronic format that will, in lieu of a signature on its face, originate from a Servicing Officer), release the related Mortgage File to the Servicer within three Business Days, and the Indenture Trustee shall, at the direction of the Servicer, execute such documents provided to it by the Servicer as shall be necessary to the prosecution of any such proceedings. Such Request for Release shall obligate the Servicer to return each and every document previously requested from the Mortgage File to the Custodian when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Collection Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered, or caused to be delivered, to the Custodian, on behalf of the Indenture Trustee, an additional Request for Release certifying as to such liquidation or action or proceedings. Upon the request of the Indenture Trustee or the Custodian, the Servicer shall provide notice to the Indenture Trustee or the Custodian, as applicable, of the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a Request for Release, in written (with two executed copies) or electronic format, from a Servicing Officer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation that are required to be deposited into the Collection Account have been so deposited, or that such Mortgage Loan has become an REO Property, such Mortgage Loan shall be released by the Custodian, on behalf of the Indenture Trustee, to the Servicer or its designee within three Business Days.
          (c) Upon written certification of a Servicing Officer, the Indenture Trustee shall execute and deliver to the Servicer or the Sub-Servicer, as the case may be, copies of any court pleadings, requests for Indenture Trustee’s sale or other documents necessary to the foreclosure or Indenture Trustee’s sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Indenture Trustee and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Indenture Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or Indenture Trustee’s sale.
          Section 3.18. Servicing Compensation.
          As compensation for its activities hereunder, the Servicer shall be entitled to the Servicing Fee with respect to each Mortgage Loan payable solely from payments of interest in respect of such Mortgage Loan, subject to Section 3.24. In addition, the Servicer shall be entitled to recover unpaid Servicing Fees out of Insurance Proceeds, Liquidation Proceeds, Subsequent Recoveries or condemnation proceeds to the extent permitted by Section 3.11(a)(iii) and out of amounts derived from the operation and sale of an REO Property to the extent permitted by Section 3.23. Except as provided in Section 3.29, the right to receive the Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Servicer’s responsibilities and obligations under this Agreement; provided, however, that the Servicer may pay from the Servicing Fee any amounts due to a Sub-Servicer pursuant to a Sub-Servicing Agreement entered into under Section 3.02.
          Additional servicing compensation in the form of assumption fees, late payment charges, insufficient funds charges or ancillary income (other than Prepayment Charges) shall be retained by the Servicer only to the extent such fees or charges are received by the Servicer. The Servicer shall also be entitled pursuant to Section 3.11(a)(iv) to withdraw from the Collection Account and pursuant to Section 3.23(b) to withdraw from any REO Account, as additional servicing compensation, interest or other income earned on deposits therein, subject to Section 3.12 and Section 3.24. The Servicer shall also be entitled to receive Prepayment Interest Excess pursuant to Section 3.10 and 3.11 as additional servicing compensation. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including premiums for the insurance required by Section 3.14, to the extent such premiums are not paid by the related Mortgagors or by a Sub-Servicer, and servicing compensation of each Sub-Servicer) and shall not be entitled to reimbursement therefor except as specifically provided herein.
          The Servicer shall be entitled to any Prepayment Interest Excess, which it may withdraw from the Collection Account pursuant to Section 3.11(a)(ix).
          Section 3.19. Reports to the Securities Administrator and Others; Collection Account Statements.
          On each Servicer Remittance Date, the Servicer shall forward to the Securities Administrator, the Master Servicer, the Sponsor and the Depositor an account statement evidencing the status of the collection account reflecting activity in the previous month and an Officer’s Certificates shall accompany such account statement certifying that the information contained in such account statement is true and correct.
          Section 3.20. Statement as to Compliance.
          (a) The Servicer, Master Servicer and Securities Administrator shall deliver to the Depositor and the Securities Administrator, not later than March 15th of each calendar year beginning in 2008 an Officers’ Certificate (an “Annual Statement of Compliance”) stating, as to each signatory thereof, that (i) a review of the activities of each such party during the preceding calendar year and of performance under this Agreement has been made under such officers’ supervision and (ii) to the best of such officers’ knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement in all material respects throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status of cure provisions thereof. Such Annual Statement of Compliance shall contain no restrictions or limitations on its use. The Servicer, Master Servicer and Securities Administrator shall deliver a similar Annual Statement of Compliance by any Sub-Servicer or subcontractor to which the Servicer, Master Servicer or Securities Administrator has delegated any servicing responsibilities with respect to the Mortgage Loans, to the Depositor and the Securities Administrator as described above as and when required with respect to the Servicer.
          Failure of the Servicer or Master Servicer to timely comply with this Section 3.20 shall be deemed a Servicer Event of Termination or Master Servicer Event of Termination, as applicable, and the Indenture Trustee shall, at the direction of the Depositor, in addition to whatever rights the Indenture Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all the rights and obligations of the Servicer or Master Servicer, as applicable, under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer or Master Servicer, as applicable, for the same (other than as provided herein with respect to unreimbursed Advances or Servicing Advances or accrued and unpaid Servicing Fees). This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary.

          The Servicer shall indemnify and hold harmless the Depositor, the Sponsor, the Master Servicer, the Securities Administrator, the Owner Trustee and the Indenture Trustee, as applicable and their respective officers, directors and Affiliates from and against any actual losses, damages, claims, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses that such Person may sustain based upon a breach of the Servicer’s obligations under this Section 3.20.
          Section 3.21. Assessments of Compliance and Attestation Reports.
          Pursuant to Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB, the Servicer, Master Servicer, Securities Administrator and Custodian (each an “Attesting Party”) shall deliver to the Securities Administrator and the Depositor on or before March 15th of each calendar year beginning in 2008, a report regarding such Attesting Party’s assessment of compliance (an “Assessment of Compliance”) with the applicable Servicing Criteria (as set forth in Exhibit H) during the preceding calendar year. The Assessment of Compliance must contain the following:
          (i) A statement by an authorized officer of such Attesting Party of its responsibility for assessing compliance with the Servicing Criteria applicable to such Attesting Party;
          (ii) A statement by an authorized officer of such Attesting Party that such officer used the Servicing Criteria, and which will also be attached to the Assessment of Compliance, to assess compliance with the Servicing Criteria applicable to such Attesting Party;
          (iii) An assessment by an authorized officer of such Attesting Party of such Attesting Party’s compliance with the applicable Servicing Criteria for the period consisting of the preceding calendar year, including disclosure of any material instance of noncompliance with respect thereto during such period, which assessment shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving such Attesting Party, that are backed by the same asset type as the Mortgage Loans;
          (iv) A statement that a registered public accounting firm has issued an attestation report on such Attesting Party’s Assessment of Compliance for the period consisting of the preceding calendar year; and
          (v) A statement as to which of the Servicing Criteria, if any, are not applicable to such Attesting Party, which statement shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving such Attesting Party, that are backed by the same asset type as the Mortgage Loans.
          Such report at a minimum shall address each of the Servicing Criteria specified on Exhibit H hereto which are indicated as applicable to such Attesting Party.
          On or before March 15th of each calendar year beginning in 2008, each Attesting Party shall furnish to the Depositor and the Securities Administrator a report (an “Attestation Report”) by a registered public accounting firm that attests to, and reports on, the Assessment of Compliance made by such Attesting Party, as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122(b) of Regulation AB, which Attestation Report must be made in accordance with standards for attestation reports issued or adopted by the Public Company Accounting Oversight Board.
          The Servicer, Master Servicer, Securities Administrator and Custodian shall cause any Sub-Servicer engaged by it, and each subcontractor engaged by it and determined by such party to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, to deliver to the Securities Administrator and the Depositor an Assessment of Compliance and Attestation Report as and when provided above.
          Such Assessment of Compliance, as to any Sub-Servicer, shall address each of the Servicing Criteria applicable to the Sub-Servicer. Such Assessment of Compliance, as to any subservicer or subcontractor, shall at a minimum address the applicable Servicing Criteria specified on Exhibit H hereto which are indicated as applicable to any “primary servicer” to the extent such subservicer or subcontractor is performing any servicing function for the party who engages it and to the extent such party is not itself addressing the Servicing Criteria related to such servicing function in its own Assessment of Compliance. The Securities Administrator shall confirm that each of the Assessments of Compliance delivered to it, taken as a whole, address all of the Servicing Criteria and taken individually address the Servicing Criteria for each party as set forth in Exhibit H and notify the Depositor of any exceptions. Notwithstanding the foregoing, as to any subcontractor, an Assessment of Compliance is not required to be delivered unless it is required as part of a Form 10-K with respect to the Trust Fund.
          The Custodian shall deliver to the Securities Administrator and the Depositor an Assessment of Compliance and Attestation Report, as and when provided above, which shall at a minimum address each of the Servicing Criteria specified on Exhibit H hereto which are indicated as applicable to a “custodian”. Notwithstanding the foregoing, an Assessment of Compliance or Attestation Report is not required to be delivered by any Custodian unless it is required as part of a Form 10-K with respect to the Trust Fund.
          The Custodian has not and shall not engage any Subcontractor which is “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, unless such Subcontractor provides, beginning March 1, 2008, a report and a statement of a registered public accounting firm certifying its compliance with the applicable servicing criteria in Item 1122(d) of Regulation AB.
          Failure of the Servicer or Master Servicer to timely comply with this Section 3.21 shall be deemed a Servicer Event of Termination or Master Servicer Event of Termination, as applicable, and the Indenture Trustee shall, at the direction of the Depositor, in addition to whatever rights the Indenture Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all the rights and obligations of the Servicer or Master Servicer, as applicable, under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer or Master Servicer, as applicable, for the same (other than as provided herein with respect to unreimbursed Advances or Servicing Advances or accrued and unpaid Servicing Fees). This paragraph shall supercede any other provision in this Agreement or any other agreement to the contrary. The Successor Servicer or Successor Master Servicer shall immediately assume the rights and obligations of the Servicer or Master Servicer, as applicable, under this Agreement.

          The Servicer shall indemnify and hold harmless the Depositor, the Custodian, the Master Servicer, the Securities Administrator, the Sponsor, the Owner Trustee and the Indenture Trustee and their respective officers, directors and Affiliates against and from any actual losses, damages, claims, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses that such Person may sustain based upon a breach of the Servicer’s obligations under this Section 3.21.
          The Master Servicer shall indemnify and hold harmless the Depositor, the Sponsor, the Owner Trustee and the Indenture Trustee and their respective officers, directors and Affiliates against and from any actual losses, damages, claims, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses that such Person may sustain based upon a breach of the Master Servicer’s obligations under this Section 3.21.
          The Securities Administrator shall indemnify and hold harmless the Depositor, the Sponsor, the Owner Trustee and the Indenture Trustee and their respective officers, directors and Affiliates against and from any actual losses, damages, claims, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses that such Person may sustain based upon a breach of the Securities Administrator’s obligations under this Section 3.21.
          Notwithstanding the foregoing provisions of Section 3.21, in any calendar year in which an annual report on Form 10-K is not required to be filed, then, in each such event, the Servicer, Master Servicer and Securities Administrator may, in lieu of providing an assessment of compliance and attestation thereon in accordance with Item 1122 of Regulation AB, provide (and cause each Subservicer and Subcontractor described above to provide) to the Depositor, the Sponsor and the Master Servicer, by not later than March 1 of such calendar year, an Annual Independent Public Accountants’ Servicing Report. If the Servicer, Master Servicer or Securities Administrator provides an Annual Independent Public Accountants’ Servicing Report pursuant to this paragraph, then the certification required to be delivered by the Servicer, Master Servicer and Securities Administrator, as applicable (and its Subservicers and Subcontractors), shall be in the form of Exhibit G-1 attached hereto.
          Section 3.22. Access to Certain Documentation.
          The Servicer shall provide to the Office of Thrift Supervision, the FDIC, and any other federal or state banking or insurance regulatory authority that may exercise authority over any Noteholder, access to the documentation regarding the Mortgage Loans required by applicable laws and regulations. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it. In addition, access to the documentation regarding the Mortgage Loans will be provided to any Noteholder, the Indenture Trustee, the Owner Trustee, the Master Servicer and to any Person identified to the Servicer as a prospective transferee of a Note, upon reasonable request during normal business hours at the offices of the Servicer designated by it, at the expense of the Person requesting such access.
          Section 3.23. Title, Management and Disposition of REO Property.
          (a) The deed or certificate of sale of any REO Property shall, subject to applicable laws, be taken in the name of the Indenture Trustee, or its nominee, in trust for the benefit of the Noteholders or in the name of the Servicer in accordance with the Servicer’s customary servicing practices and held for the benefit of the Trust. The Servicer, on behalf of the Issuing Entity, shall sell any REO Property as soon as practicable and in any event no later than the end of the third full taxable year after the taxable year in which such Issuing Entity acquires ownership of such REO Property for purposes of the Code or request from the Internal Revenue Service, no later than 60 days before the day on which the three-year grace period would otherwise expire, an extension of such three-year period. The Servicer shall manage, conserve, protect and operate each REO Property for the Noteholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as “foreclosure property” within the meaning of the Code.
          (b) The Servicer shall separately account for all funds collected and received in connection with the operation of any REO Property and shall establish and maintain, or cause to be established and maintained, with respect to REO Properties an account held in trust for the Indenture Trustee for the benefit of the Noteholders (the “REO Account”), which shall be an Eligible Account. The Servicer shall be permitted to allow the Collection Account to serve as the REO Account, subject to separate ledgers for each REO Property. The Servicer shall be entitled to retain or withdraw any interest income paid on funds deposited in the REO Account.
          (c) The Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with any REO Property as are consistent with the manner in which the Servicer manages and operates similar property owned by the Servicer or any of its Affiliates, all on such terms and for such period (subject to the requirement of prompt disposition set forth in Section 3.23(a)) as the Servicer deems to be in the best interests of Noteholders. In connection therewith, the Servicer shall deposit, or cause to be deposited in the REO Account, in no event more than two Business Days after the Servicer’s receipt thereof, all revenues received by it with respect to an REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of such REO Property including, without limitation:
          (i) all insurance premiums due and payable in respect of such REO Property;
          (ii) all real estate taxes and assessments in respect of such REO Property that may result in the imposition of a lien thereon; and
          (iii) all costs and expenses necessary to maintain, operate and dispose of such REO Property.
          To the extent that amounts on deposit in the REO Account with respect to an REO Property are insufficient for the purposes set forth in clauses (i) through (iii) above with respect to such REO Property, the Servicer shall advance from its own funds such amount as is necessary for such purposes if, but only if, the Servicer would make such advances if the Servicer owned the REO Property and if in the Servicer’s judgment, the payment of such amounts will be recoverable from the rental or sale of the REO Property.
          The Servicer may contract with any Independent Contractor for the operation and management of any REO Property, provided that:
          (i) the terms and conditions of any such contract shall not be inconsistent herewith;

          (ii) any such contract shall require, or shall be administered to require, that the Independent Contractor pay all costs and expenses incurred in connection with the operation and management of such REO Property, including those listed above and remit all related revenues (net of such costs and expenses) to the Servicer as soon as practicable, but in no event later than thirty days following the receipt thereof by such Independent Contractor;
          (iii) none of the provisions of this Section 3.23(c) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Servicer of any of its duties and obligations to the Indenture Trustee on behalf of the Noteholders with respect to the operation and management of any such REO Property; and
          (iv) the Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.
          The Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. The Servicer shall be solely liable for all fees owed by it to any such Independent Contractor, irrespective of whether the Servicer’s compensation pursuant to Section 3.18 is sufficient to pay such fees; provided, however, that to the extent that any payments made by such Independent Contractor would constitute Servicing Advances if made by the Servicer, such amounts shall be reimbursable as Servicing Advances made by the Servicer.
          (d) In addition to the withdrawals permitted under Section 3.23(c), the Servicer may from time to time make withdrawals from the REO Account for any REO Property: (i) to pay itself or any Sub-Servicer unpaid Servicing Fees in respect of the related Mortgage Loan; and (ii) to reimburse itself or any Sub-Servicer for unreimbursed Servicing Advances and Advances made in respect of such REO Property or the related Mortgage Loan. On the Servicer Remittance Date, the Servicer shall withdraw from each REO Account maintained by it and deposit into the Note Account in accordance with Section 3.10(d)(ii), for payment on the related Payment Date in accordance with Section 3.05 of the Indenture, the income from the related REO Property received during the prior calendar month, net of any withdrawals made pursuant to Section 3.23(c) or this Section 3.23(d).
          (e) Subject to the time constraints set forth in Section 3.23(a), each REO Disposition shall be carried out by the Servicer in a manner, at such price and upon such terms and conditions as shall be normal and usual in the Servicing Standard.
          (f) The proceeds from the REO Disposition, net of any amount required by law to be remitted to the Mortgagor under the related Mortgage Loan and net of any payment or reimbursement to the Servicer or any Sub-Servicer as provided above, shall be deposited in the Note Account in accordance with Section 3.10(d)(ii) on the Servicer Remittance Date in the month following the receipt thereof for payment on the related Payment Date in accordance with Section 3.05 of the Indenture. Any REO Disposition shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Closing Date allow a sale for other consideration).
          (g) The Servicer shall file information returns with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and cancellation of indebtedness income with respect to any Mortgaged Property as required by the Code. Such reports shall be in form and substance sufficient to meet the reporting requirements of the Code.
          Section 3.24. Obligations of the Servicer in Respect of Prepayment Interest Shortfalls.
          Not later than 4:00 p.m. New York time on each Servicer Remittance Date, the Servicer shall remit to the Note Account an amount (“Compensating Interest”) equal to the lesser of (A) the aggregate of the Prepayment Interest Shortfalls for the related Payment Date and (B) its aggregate Servicing Fee for the related Payment Date. The Servicer shall not have the right to reimbursement for any amounts remitted to the Securities Administrator in respect of Compensating Interest. Such amounts so remitted shall be included in the Available Funds and paid therewith on the next Payment Date. The Servicer shall not be obligated to pay Compensating Interest with respect to Relief Act Interest Shortfalls.
          Section 3.25. [Reserved].
          Section 3.26. Obligations of the Servicer in Respect of Mortgage Rates and Monthly Payments.
          In the event that a shortfall in any collection on or liability with respect to the Mortgage Loans in the aggregate results from or is attributable to adjustments to Mortgage Rates, Monthly Payments or Stated Principal Balances that were made by the Servicer in a manner not consistent with the terms of the related Mortgage Note and this Agreement, the Servicer, upon discovery or receipt of notice thereof, immediately shall deposit in the Collection Account from its own funds the amount of any such shortfall and shall indemnify and hold harmless the Trust, the Indenture Trustee, the Depositor, the Securities Administrator, the Master Servicer and any successor servicer in respect of any such liability. Such indemnities shall survive the resignation or termination of the Servicer or the termination or discharge of this Agreement or the Indenture. Notwithstanding the foregoing, this Section 3.26 shall not limit the ability of the Servicer to seek recovery of any such amounts from the related Mortgagor under the terms of the related Mortgage Note, as permitted by law.
          Section 3.27. [Reserved].
          Section 3.28. [Reserved].
          Section 3.29. Advance Facility.

          The Servicer is hereby authorized to enter into a financing or other facility (any such arrangement, an “Advance Facility”) under which (1) the Servicer sells, assigns or pledges to another Person (together with such Person’s successors and assigns, an “Advancing Person”) the Servicer’s rights under this Agreement to be reimbursed for any Advances or Servicing Advances and/or (2) an Advancing Person agrees to fund some or all Advances and/or Servicing Advances required to be made by the Servicer pursuant to this Agreement. No consent of the Depositor, the Indenture Trustee,the Master Servicer, the Securities Administrator the Noteholders or any other party shall be required before the Servicer may enter into an Advance Facility. The Servicer shall notify each other party to this Agreement in writing prior to or promptly after entering into or terminating any Advance Facility stating the identity of the Advancing Person. Notwithstanding the existence of any Advance Facility under which an Advancing Person agrees to fund Advances and/or Servicing Advances on the Servicer’s behalf, the Servicer shall remain obligated pursuant to this Agreement to make Advances and Servicing Advances pursuant to and as required by this Agreement. If the Servicer enters into an Advance Facility, and for so long as an Advancing Person remains entitled to receive reimbursement for any Advances including Nonrecoverable Advances (“Advance Reimbursement Amounts”) and/or Servicing Advances including Nonrecoverable Advances (“Servicing Advance Reimbursement Amounts” and together with Advance Reimbursement Amounts, “Reimbursement Amounts”) (in each case to the extent such type of Reimbursement Amount is included in the Advance Facility), as applicable, pursuant to this Agreement, then the Servicer shall identify, in the Officer’s Certificate described in the next two sentences, such Reimbursement Amounts consistent with the reimbursement rights set forth in Section 3.11(a)(ii), (iii), (vi) and (vii) and remit such Reimbursement Amounts in accordance with Section 3.10(b) or otherwise in accordance with the documentation establishing the Advance Facility to such Advancing Person or to a trustee, agent or custodian (an “Advance Facility Trustee”) designated by such Advancing Person. Notwithstanding the foregoing, if so required pursuant to the terms of the Advance Facility, the Servicer may direct, and if so directed the Securities Administrator is hereby authorized to and shall pay to the Advance Facility Trustee the Reimbursement Amounts identified pursuant to the preceding sentence. To the extent that an Advancing Person funds any Advance and the Servicer provides the Securities Administrator and Master Servicer with an Officer’s Certificate that such Advancing Person is entitled to reimbursement, such Advancing Person shall be entitled to receive reimbursement pursuant to this Agreement for such amount to the extent provided in this section. Such Officer’s Certificate must specify the amount of the reimbursement, the remittance date, the Section of this Agreement that permits the applicable Advance to be reimbursed and either the section(s) of the Advance Facility that entitle the Advancing Person to request reimbursement from the Securities Administrator, rather than the Servicer, or proof of an event of default by the Servicer under the Advance Facility entitling the Advancing Person to reimbursement from the Securities Administrator. Notwithstanding anything to the contrary herein, in no event shall Advance Reimbursement Amounts or Servicing Advance Reimbursement Amounts be included in the Available Funds or paid to Noteholders.
          Reimbursement Amounts shall consist solely of amounts in respect of Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the Servicer would be permitted to reimburse itself in accordance with this Agreement, assuming the Servicer or the Advancing Person had made the related Advance(s) and/or Servicing Advance(s). Notwithstanding the foregoing, except with respect to reimbursement of Nonrecoverable Advances as set forth in this Agreement, no Person shall be entitled to reimbursement from funds held in the Collection Account for future payment to Noteholders pursuant to this Agreement. None of the Depositor, Master Servicer, Securities Administrator or the Indenture Trustee shall have any duty or liability with respect to the calculation of any Reimbursement Amount and shall be entitled to rely, without independent investigation, on the Officer’s Certificate provided pursuant to this Section 3.29, nor shall the Depositor, Master Servicer, Securities Administrator or the Indenture Trustee have any responsibility to track or monitor the administration of any Advance Facility and the Depositor shall not have any responsibility to track, monitor or verify the payment of Reimbursement Amounts to the related Advancing Person or Advance Facility Trustee. The Servicer shall maintain and provide to any successor servicer and (upon request) the Indenture Trustee, Master Servicer or Securities Administrator a detailed accounting on a loan by loan basis as to amounts advanced by, sold, pledged or assigned to, and reimbursed to any Advancing Person. The Successor Servicer shall be entitled to rely on any such information provided by the predecessor servicer, and the Successor Servicer shall not be liable for any errors in such information. Any Successor Servicer shall reimburse the predecessor Servicer and itself for outstanding Advances and Servicing Advances, respectively, with respect to each Mortgage Loan on a first in, first out (“FIFO”) basis; provided that the Successor Servicer has received prior written notice from the predecessor Servicer or the Advancing Person of reimbursement amounts owed to the predecessor Servicer. Liquidation Proceeds with respect to a Mortgage Loan shall be applied to reimburse Advances outstanding with respect to that Mortgage Loan before being applied to reimburse Servicing Advances outstanding with respect to that Mortgage Loan.
          An Advancing Person who receives an assignment or pledge of the rights to be reimbursed for Advances and/or Servicing Advances, and/or whose obligations hereunder are limited to the funding or purchase of Advances and/or Servicing Advances shall not be required to meet the criteria for qualification of a subservicer set forth in this Agreement.
          Upon the direction of and at the expense of the Servicer, the Securities Administrator agrees to execute such acknowledgments, certificates, and other documents provided by the Servicer recognizing the interests of any Advance Facility Trustee in such Reimbursement Amounts as the Servicer may cause to be made subject to Advance Facilities pursuant to this Section 3.29.
          The Servicer shall remain entitled to be reimbursed for all Advances and Servicing Advances funded by the Servicer to the extent the related rights to be reimbursed therefor have not been sold, assigned or pledged to an Advancing Person.
          The Servicer shall indemnify the Depositor, the Indenture Trustee, the Owner Trustee, the Master Servicer, the Securities Administrator, any Successor Servicer and the Trust for any loss, liability or damage resulting from any Advance Facility, including, without limitation, any claim by the related Advancing Person, except to the extent that such claim, loss, liability or damage resulted from or arose out of negligence, recklessness or willful misconduct or breach of its duties hereunder on the part of the Depositor, the Indenture Trustee or any successor servicer.
          Any amendment to this Section 3.29 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 3.29, including amendments to add provisions relating to a successor servicer, may be entered into by the Indenture Trustee, the Depositor and the Servicer without the consent of any Noteholder but with the consent of the Majority Certificateholder, provided such amendment complies with Section 7.01 hereof. All reasonable costs and expenses (including attorneys’ fees) of each party hereto of any such amendment shall be borne solely by the Servicer. Prior to entering into an Advance Facility, the Servicer shall notify the Advancing Person in writing that: (a) the Advances and/or Servicing Advances purchased, financed by and/or pledged to the Advancing Person are obligations owed to the Servicer on a non-recourse basis payable only from the cash flows and proceeds received under this Agreement for reimbursement of Advances and/or Servicing Advances only to the extent provided herein, and none of the Indenture Trustee, the Securities Administrator nor the Trust are otherwise obligated or liable to repay any Advances and/or Servicing Advances financed by the Advancing Person and (b) none of the Indenture Trustee, Master Servicer or Securities Administrator shall have any responsibility to calculate any Reimbursement Amounts or to track or monitor the administration of the Advance Facility between the Servicer and the Advancing Person.
          Section 3.30. Master Servicer.
          The Master Servicer shall supervise, monitor and oversee the obligation of the Servicer to service and administer the Mortgage Loans in accordance with the terms of the Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices. Furthermore, the Master Servicer shall oversee and consult with the Servicer as necessary from time-to-time to carry out the Master Servicer’s obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by the Servicer and shall enforce the obligations of the Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by the Servicer under this Agreement. The Master Servicer shall independently and separately monitor the Servicer’s servicing activities with respect to each related Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the Servicer’s and Master Servicer’s records. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the Servicer to the Note Account pursuant to the terms hereof based on information provided to the Master Servicer by the Securities Administrator pursuant to the third paragraph of Section 6.01(j) of the Indenture.

          The Indenture Trustee, Master Servicer, Custodian and Securities Administrator shall provide access, in each case to the records and documentation in possession of the Indenture Trustee, the Mater Servicer, the Custodian, or the Securities Administrator, as the case may be, regarding the related Mortgage Loans and REO Property and the servicing thereof to the Noteholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at the office of the Indenture Trustee, the Custodian or the Securities Administrator; provided, however, that, unless otherwise required by law, none of the Indenture Trustee, the Custodian or the Securities Administrator shall be required to provide access to such records and documentation if the provision thereof would violate the legal right to privacy of any Mortgagor. The Indenture Trustee, the Custodian and the Securities Administrator shall allow representatives of the above entities, in each case to photocopy any of the records and documentation and shall provide equipment for that purpose at a charge that covers the Indenture Trustee’s, the Custodian’s or the Securities Administrator’s, as the case may be, actual costs.
          Section 3.31. Monitoring of Servicer.
          (a) The Master Servicer shall be responsible for monitoring the compliance by the Servicer with its duties under this Agreement. In the review of the Servicer’s activities, the Master Servicer may rely upon an Officer’s Certificate of the Servicer with regard to the Servicer’s compliance with the terms of this Agreement. In the event that the Master Servicer, in its judgment, determines that the Servicer should be terminated in accordance with the terms hereof, or that a notice should be sent pursuant to the terms hereof with respect to the occurrence of an event that, unless cured, would constitute a Servicer Event of Termination, the Master Servicer shall notify the Servicer, the Seller and the Indenture Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.
          (b) The Master Servicer, for the benefit of the Indenture Trustee and the Noteholders, shall enforce the obligations of the Servicer under this Agreement, and shall, in the event that the Servicer fails to perform its obligations in accordance with this Agreement, subject to the preceding paragraph, Article III and Article VI, to terminate the rights and obligations of the Servicer hereunder in accordance with the provisions of Article VI. Such enforcement, including, without limitation, the legal prosecution of claims and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans; provided that the Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action.
          (c) The Master Servicer shall be entitled to be reimbursed by the Servicer (or from amounts on deposit in the Note Account if the Servicer does not timely fulfill its obligations hereunder) for all Servicing Transfer Costs (or if the predecessor Servicer is the Master Servicer, from the Servicer immediately preceding the Master Servicer), including without limitation, any reasonable out-of-pocket or third party costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Master Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the Master Servicer to service the Mortgage Loans properly and effectively, upon presentation of reasonable documentation of such costs and expenses.
          (d) The Master Servicer shall require the Servicer to comply with the remittance requirements and other obligations set forth in this Agreement.
          (e) If the Master Servicer acts as successor Servicer, it will not assume liability for the representations and warranties of the terminated Servicer.
          (f) The Master Servicer shall not be liable for any acts or omissions of the Servicer.
          Section 3.32. Fidelity Bond.
          The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer’s behalf, and covering errors and omissions in the performance of the Master Servicer’s obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees. Upon reasonable request of the Depositor or the Sponsor, the Master Servicer shall provide to the Depositor or the Sponsor evidence of such insurance or fidelity bond.
          Section 3.33. Power to Act; Procedures.
          The Master Servicer shall master service the Mortgage Loans and shall have full power and authority to do any and all things that it may deem necessary or desirable in connection with the master servicing and administration of the Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Noteholders and the Indenture Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property. The Indenture Trustee shall furnish the Master Servicer, upon written request from a Master Servicing Officer, with any powers of attorney (in form delivered and acceptable to the Indenture Trustee) empowering the Master Servicer or the Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with this Agreement, and the Indenture Trustee shall execute and deliver such other documents, as the Master Servicer or the Servicer may request, to enable the Master Servicer to master service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Master Servicing Practices (and the Indenture Trustee shall have no liability for misuse of any such powers of attorney by the Master Servicer or the Servicer and shall be indemnified by the Master Servicer or the Servicer, as applicable, for any cost, liability or expense incurred by the Indenture Trustee in connection with such Person’s use or misuse of any such power of attorney). If the Master Servicer or the Indenture Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Indenture Trustee or that the Indenture Trustee would be adversely affected under the “doing business” or tax laws of such state if such action is taken in its name, the Master Servicer shall join with the Indenture Trustee in the appointment of a co-trustee pursuant to Section 6.10 of the Indenture. In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Indenture Trustee, be deemed to be the agent of the Indenture Trustee.

          Section 3.34. Due-on-Sale Clauses; Assumption Agreements.
          To the extent Mortgage Loans contain enforceable due-on-sale clauses, the Master Servicer shall cause the Servicer to enforce such clauses in accordance with this Agreement.
          Section 3.35. Documents, Records and Funds in Possession of Master Servicer To Be Held for Trustee.
          (a) The Master Servicer shall transmit to the Indenture Trustee or Custodian such documents and instruments coming into the possession of the Master Servicer from time to time as are required by the terms hereof to be delivered to the Indenture Trustee or Custodian. Any funds received by the Master Servicer in respect of any Mortgage Loan or which otherwise are collected by the Master Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan shall be remitted to the Securities Administrator for deposit in the Note Account. The Master Servicer shall, and, subject to Section 3.11, shall enforce the obligations of the Servicer to, provide access to information and documentation regarding the Mortgage Loans to the Indenture Trustee, its agents and accountants at any time upon reasonable request and during normal business hours, and to Noteholders that are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master Servicer designated by it. In fulfilling such a request the Master Servicer shall not be responsible for determining the sufficiency of such information.
          (b) All funds collected or held by, or under the control of, the Master Servicer, in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, shall be remitted to the Securities Administrator for deposit in the Note Account.
          Section 3.36. Possession of Certain Insurance Policies and Documents.
          The Custodian, shall retain possession and custody of the originals (to the extent available) of any primary mortgage insurance policies, or certificate of insurance if applicable, and any Notes of renewal as to the foregoing as may be issued from time to time as contemplated by this Agreement. Until all amounts payable in respect of the Notes has been paid in full and the Master Servicer and the Servicer have otherwise fulfilled their respective obligations under this Agreement, the Custodian shall also retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement. The Master Servicer shall promptly deliver or cause to be delivered to the Custodian, upon the execution or receipt thereof the originals of any primary mortgage insurance policies, any Notes of renewal, and such other documents or instruments related to the Mortgage Loans that come into the possession of the Master Servicer from time to time.
          Section 3.37. Compensation for the Master Servicer.
          As compensation for the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to the Master Servicing Fee, payable to the Master Servicer on each Payment Date (with respect to the calendar month that immediately preceded the month of such Payment Date) from funds in the Note Account. The Master Servicing Fee payable to the Master Servicer in respect of any Payment Date shall be reduced in accordance with Section 3.38. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.
          Section 3.38. Obligation of the Master Servicer in Respect of Prepayment Interest Shortfalls.
          In the event that the Servicer fails to perform on any Servicer Remittance Date its obligations pursuant to Section 3.24, the Master Servicer shall remit to the Securities Administrator not later than the Payment Date an amount equal to the lesser of (i) the aggregate amounts required to be paid by the Servicer with respect to Prepayment Interest Shortfalls attributable to Principal Prepayments on the related Mortgage Loans for the related Payment Date, and not so paid by the Servicer and (ii) the Master Servicing Fee for such Payment Date, without reimbursement therefor.
          Section 3.39. Merger or Consolidation.
          Any Person into which the Master Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor to the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or resulting Person to the Master Servicer or its Affiliate whose primary business is the servicing of conventional residential mortgage loans shall be a Person that is an Approved Servicer.
          Section 3.40. Resignation of Master Servicer.
          Except as otherwise provided in Sections 3.39 and 3.41 hereof, the Master Servicer shall not resign from the obligations and duties hereby imposed on it unless the Master Servicer’s duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an independent Opinion of Counsel to such effect delivered to the Issuer, the Depositor, the Seller and the Indenture Trustee. No such resignation shall become effective until the Indenture Trustee shall have assumed, or a Successor Master Servicer shall have been appointed by the Sponsor or the Indenture Trustee and until such successor shall have assumed, the Master Servicer’s responsibilities and obligations under this Agreement. Notice of such resignation shall be given promptly by the Master Servicer to the Indenture Trustee.
          If, at any time, the Master Servicer resigns under this Section 3.40, or transfers or assigns its rights and obligations under Section 4.16, or is removed as Master Servicer pursuant to Section 6.07, then at such time Wells Fargo Bank, N.A. also shall resign (and shall be entitled to resign) as Securities Administrator, Custodian, Paying Agent and Note Registrar. In such event, the obligations of each such party shall be assumed by the Indenture Trustee or such Successor Master Servicer appointed by the Indenture Trustee (subject to the provisions of Section 6.07); provided, however, the Indenture Trustee shall have the same right to appoint, or petition a court to appoint, a successor Securities Administrator, Paying Agent or Note Registrar as it has pursuant to Section 6.07 with respect to a successor Master Servicer.

          Section 3.41. Assignment or Delegation of Duties by the Master Servicer.
          Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer hereunder; provided, however, that the Master Servicer shall have the right with the prior written consent of the Indenture Trustee and the Seller (which consent shall not be unreasonably withheld), and upon delivery to the Indenture Trustee and the Seller of a letter from each Rating Agency to the effect that such action shall not result in a downgrading of the Notes, to delegate or assign to or subcontract with or authorize or appoint any qualified Person to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer hereunder. Notice of such permitted assignment shall be given promptly by the Master Servicer to the Seller and the Indenture Trustee. If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a Successor Master Servicer, the entire amount of the Master Servicing Fees and other compensation payable to the Master Servicer pursuant hereto shall thereafter be payable to such Successor Master Servicer. Such Successor Master Servicer shall also pay the fees of the Indenture Trustee and the Securities Administrator, as provided herein.
ARTICLE IV
REMITTANCE REPORTS; ADVANCES; EXCHANGE ACT REPORTING
          Section 4.01. Remittance Reports and Advances.
          (a) On the 10th calendar day of each month, the Servicer shall deliver to the Master Servicer and the Sponsor by telecopy or electronic mail (or by such other means as the Servicer and the Master Servicer may agree from time to time) a Remittance Report in the format attached as Exhibit J, Exhibit K and Exhibit L with respect to the related Payment Date. Not later than the second Business Day following each Determination Date, the Servicer shall deliver or cause to be delivered to the Master Servicer in addition to the information provided in the Remittance Report, information with respect to the Principal Prepayments in full from the portion of the Prepayment Period from the 1st to the 15th of each calendar month and such other information reasonably available to it with respect to the Mortgage Loans as the Master Servicer may reasonably require to perform the calculations necessary to make the payments contemplated by Section 3.05 of the Indenture and to prepare the statements to Noteholders contemplated by Section 3.26 of the Indenture. The Master Servicer shall not be responsible to recompute, recalculate or verify any information provided to it by the Servicer.
          (b) The amount of Advances to be made by the Servicer for any Payment Date shall equal, subject to Section 4.01(d), the sum of (i) the aggregate amount of Monthly Payments (net of the related Servicing Fee), due during the related Due Period in respect of the Mortgage Loans, which Monthly Payments were delinquent on a contractual basis as of the Close of Business on the related Determination Date and (ii) with respect to each REO Property, which REO Property was acquired during or prior to the related Due Period and as to which REO Property an REO Disposition did not occur during the related Due Period, an amount equal to the excess, if any, of the REO Imputed Interest on such REO Property for the most recently ended calendar month, over the net income from such REO Property transferred to the Note Account pursuant to Section 3.23 for payment on such Payment Date.
          On or before 2:00 p.m. New York time on the Servicer Remittance Date, the Servicer shall remit in immediately available funds to the Securities Administrator for deposit in the Note Account an amount equal to the aggregate amount of Advances, if any, to be made in respect of the Mortgage Loans and REO Properties for the related Payment Date either (i) from its own funds or (ii) from the Collection Account, to the extent of funds held therein for future payment (in which case it will cause to be made an appropriate entry in the records of the Collection Account that amounts held for future payment have been, as permitted by this Section 4.01, used by the Servicer in discharge of any such Advance) or (iii) in the form of any combination of (i) and (ii) aggregating the total amount of Advances to be made by the Servicer with respect to the Mortgage Loans and REO Properties. Any amounts held for future payment used by the Servicer to make an Advance as permitted in the preceding sentence shall be appropriately reflected in the Servicer’s records and replaced by the Servicer by deposit in the Collection Account on or before any future Servicer Remittance Date to the extent that the Available Funds for the related Payment Date (determined without regard to Advances to be made on the Servicer Remittance Date) shall be less than the total amount that would be paid to the Classes of Noteholders pursuant to Section 3.05 of the Indenture on such Payment Date if such amounts held for future payments had not been so used to make Advances. The Securities Administrator will provide notice to the Servicer by telecopy by the Close of Business on any Servicer Remittance Date in the event that the amount remitted by the Servicer to the Securities Administrator on such date is less than the Advances required to be made by the Servicer for the related Payment Date, as set forth in the related Remittance Report.
          (c) The obligation of the Servicer to make such Advances is mandatory, notwithstanding any other provision of this Agreement but subject to (d) below, and, with respect to any Mortgage Loan, shall continue until the Mortgage Loan is paid in full or until all Liquidation Proceeds thereon have been recovered, or a Final Recovery Determination has been made thereon.
          (d) Notwithstanding anything herein to the contrary, no Advance or Servicing Advance shall be required to be made hereunder by the Servicer if such Advance or Servicing Advance would, if made, constitute a Nonrecoverable Advance. The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Advance or Servicing Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers’ Certificate of the Servicer delivered to the Sponsor and the Master Servicer. Furthermore, the Servicer shall not be required to advance Relief Act Interest Shortfalls.
          (e) If the Servicer fails to remit any Monthly Advance required to be made pursuant to this Section, the Master Servicer shall make, or the Successor Servicer shall make, such Advance. If the Master Servicer determines that a Monthly Advance is required, it shall on the Business Day preceding the related Payment Date immediately following such Determination Date remit to the Securities Administrator from its own funds (or funds advanced by the applicable Servicer) for deposit in the Note Account immediately available funds in an amount equal to such Monthly Advance. The Master Servicer shall be entitled to be reimbursed for all Monthly Advances made by it. Notwithstanding anything to the contrary herein, in the event the Master Servicer determines in its reasonable judgment that a Monthly Advance is a Nonrecoverable Advance, the Master Servicer shall be under no obligation to make such Monthly Advance. If the Master Servicer determines that a Monthly Advance is a Nonrecoverable Advance, it shall, on or prior to the related Payment Date, deliver an Officer’s Certificate to the Indenture Trustee and the Securities Administrator to such effect.

          Section 4.02. Exchange Act Reporting.
          (a) (i) (A) Within 15 days after each Distribution Date, the Securities Administrator shall, in accordance with industry standards, prepare and, in accordance with Section (a)(i)(C) below, file with the Commission via the Electronic Data Gathering and Retrieval System (“EDGAR”), a Distribution Report on Form 10-D, signed by the Master Servicer, with a copy of the Monthly Statement to be furnished by the Securities Administrator to the Certificateholders for such Distribution Date; provided that, the Securities Administrator shall have received no later than five (5) calendar days after the related Distribution Date, all information required to be provided to the Securities Administrator as described in clause (a)(iv) below. Any disclosure that is in addition to the Monthly Statement and that is required to be included on Form 10-D (“Additional Form 10-D Disclosure”) shall be, pursuant to the paragraph immediately below, reported by the parties set forth on Exhibit I to the Securities Administrator and the Depositor and approved for inclusion by the Depositor, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure absent such reporting (other than in the case where the Securities Administrator is the reporting party as set forth in Exhibit I) and approval.
          (B) Within five (5) calendar days after the related Distribution Date, (i) the parties set forth in Exhibit I shall be required to provide, pursuant to Section 4.02(a)(iv) below, to the Securities Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Securities Administrator and the Depositor and such party, the form and substance of any Additional Form 10-D Disclosure, if applicable, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D. The Issuing Entity shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this Section.
          (C) After preparing the Form 10-D, the Securities Administrator shall forward electronically a copy of the Form 10-D to the Depositor, the Sponsor and the Master Servicer for review. Within two Business Days after receipt of such copy, but no later than the 12th calendar day after the Distribution Date (provided that, the Securities Administrator forwards a copy of the Form 10-D no later than the 10th calendar after the Distribution Date), the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-D. In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 10-D is in final form and the Securities Administrator may proceed with the execution and filing of the Form 10-D. No later than the 13th calendar day after the related Distribution Date, a duly authorized officer of the Master Servicer shall sign the Form 10-D and, in the case where the Master Servicer and the Securities Administrator are not affiliated, return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator shall follow the procedures set forth in Section 3.17(a)(v)(B). Promptly (but no later than one (1) Business Day) after filing with the Commission, the Securities Administrator shall make available on its internet website identified in Section 7.04 of the Indenture, a final executed copy of each Form 10-D filed by the Securities Administrator. The signing party at the Master Servicer can be contacted as set forth in Section 7.04. Form 10-D requires the registrant to indicate (by checking “yes” or “no”) that it (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. The Depositor shall notify the Securities Administrator in writing, no later than the fifth calendar day after the related Distribution Date with respect to the filing of a report on Form 10-D, if the answer to the questions should be “no”. The Securities Administrator shall be entitled to rely on the representations in Section 2.05(ix) and in any such notice in preparing, executing and/or filing any such report. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of their respective duties under Sections 4.02(a)(i) and (v) related to the timely preparation, execution and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under such Sections. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-D, where such failure results from a party’s failure to deliver, on a timely basis, any information from any such party needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.
          (ii) (A) Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a “Reportable Event”), the Securities Administrator shall prepare and, at the direction of the Depositor, file on behalf of the Trust, any Form 8-K, as required by the Exchange Act; provided that, the Depositor, upon receipt from the Sponsor of the relevant final Basic Documents within 14 days after the Closing Date, shall file the initial Form 8-K in connection with the issuance of the Notes. Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K (“Form 8-K Disclosure Information”) shall be, pursuant to the paragraph immediately below, reported by the parties set forth on Exhibit I to the Securities Administrator and the Depositor and approved for inclusion by the Depositor, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information absent such reporting (other than in the case where the Securities Administrator is the reporting party as set forth in Exhibit I) and approval.
          (B) For so long as the Trust is subject to the Exchange Act reporting requirements, no later than the close of business on the 2nd Business Day after the occurrence of a Reportable Event (i) the parties set forth in Exhibit I shall be required pursuant to Section 4.02(a)(iv) below to provide to the Securities Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Securities Administrator and the Depositor and such party, the form and substance of any Form 8-K Disclosure Information, if applicable, and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information on Form 8-K. The Issuing Entity shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this Section.
          (C) After preparing the Form 8-K, the Securities Administrator shall forward electronically a copy of the Form 8-K to the Depositor and the Master Servicer for review. No later than the close of business New York City time on the 3rd Business Day after the Reportable Event, or in the case where the Master Servicer and Securities Administrator are affiliated, no later than noon New York City time on the 4th Business Day after the Reportable Event, a duly authorized officer of the Master Servicer shall sign the Form 8-K and, in the case where the Master Servicer and the Securities Administrator are not affiliated, return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. Promptly, but no later than the close of business on the 3rd Business Day after the Reportable Event (provided that, the Securities Administrator forwards a copy of the Form 8-K no later than noon New York time on the third Business Day after the Reportable Event), the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 8-K. In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 8-K is in final form and the Securities Administrator may proceed with the execution and filing of the Form 8-K. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator shall follow the procedures set forth in Section 4.02(a)(v)(B). Promptly (but no later than one (1) Business Day) after filing with the Commission, the Securities Administrator shall, make available on its internet website a final executed copy of each Form 8-K filed by the Securities Administrator. The signing party at the Master Servicer can be contacted as set forth in Section 7.03. The parties to this Agreement acknowledge that the performance by Master Servicer and the Securities Administrator of their respective duties under this Section 4.02(a)(ii) related to the timely preparation, execution and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 4.02(a)(ii). Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 8-K, where such failure results from a party’s failure to deliver, on a timely basis, any information from such party needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

          (iii) (A) Within 90 days after the end of each fiscal year of the Trust or such earlier date as may be required by the Exchange Act (the “10-K Filing Deadline”) (it being understood that the fiscal year for the Trust ends on December 31st of each year), commencing in March 2008, the Securities Administrator shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Securities Administrator within the applicable time frames set forth in this Agreement, (I) an annual compliance statement for each Servicer, the Master Servicer, the Securities Administrator and any subservicer or subcontractor, as applicable, as described under Section 3.20, (II)(A) the annual reports on assessment of compliance with Servicing Criteria for each Servicer, the Master Servicer, each subservicer and subcontractor participating in the servicing function, the Securities Administrator and the Custodians, as described under Section 3.21, and (B) if any such report on assessment of compliance with Servicing Criteria described under Section 3.21 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such report on assessment of compliance with Servicing Criteria described under Section 3.21 is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, (III)(A) the registered public accounting firm attestation report for each Servicer, the Master Servicer, the Securities Administrator, each subservicer, each subcontractor, as applicable, and the Custodians, as described under Section 3.21, and (B) if any registered public accounting firm attestation report described under Section 3.21 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such registered public accounting firm attestation report is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (IV) a Sarbanes-Oxley Certification as described in Section 4.02 (a)(iii)(D) below (provided, however, that the Securities Administrator, at its discretion, may omit from the Form 10-K any annual compliance statement, assessment of compliance or attestation report that is not required to be filed with such Form 10-K pursuant to Regulation AB). Any disclosure or information in addition to (I) through (IV) above that is required to be included on Form 10-K (“Additional Form 10-K Disclosure”) shall be, pursuant to the paragraph immediately below, reported by the parties set forth on Exhibit I to the Securities Administrator and the Depositor and approved for inclusion by the Depositor, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure absent such reporting (other than in the case where the Securities Administrator is the reporting party as set forth in Exhibit I) and approval.
          (B) No later than March 15th of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2008, (i) the parties set forth in Exhibit I shall be required to provide pursuant to Section 4.02(a)(iv) below to the Securities Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Securities Administrator and the Depositor and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K. The Issuing Entity shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this Section.
          (C) After preparing the Form 10-K, the Securities Administrator shall forward electronically a copy of the Form 10-K to the Depositor (only in the case where such Form 10-K includes Additional Form 10-K Disclosure and otherwise if requested by the Depositor) and the Master Servicer for review. Within three Business Days after receipt of such copy, but no later than March 25th (provided that, the Securities Administrator forwards a copy of the Form 10-K no later than the third Business Day prior to March 25th), the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-K. In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 10-K is in final form and the Securities Administrator may proceed with the execution and filing of the Form 10-K. No later than the close of business Eastern Standard time on the 4th Business Day prior to the 10-K Filing Deadline, an officer of the Master Servicer in charge of the master servicing function shall sign the Form 10-K and, in the case where the Master Servicer and the Securities Administrator are unaffiliated, return an electronic or fax copy of such signed Form 10-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 4.02(a)(v)(B). Promptly (but no later than one (1) Business Day) after filing with the Commission, the Securities Administrator shall make available on its internet website a final executed copy of each Form 10-K filed by the Securities Administrator. The signing party at the Master Servicer can be contacted as set forth in Section 7.03. Form 10-K requires the registrant to indicate (by checking “yes” or “no”) that it (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. The Depositor shall notify the Securities Administrator in writing, no later than March 15th of each year in which the Trust is subject to the requirements of the Exchange Act with respect to the filing of a report on Form 10-K, if the answer to the question should be “no”. The Securities Administrator shall be entitled to rely on such response and in any such notice in preparing, executing and/or filing any such report. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of their respective duties under Sections 4.02(a)(iv) and (v) related to the timely preparation, execution and filing of Form 10-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under such Sections and Sections 3.20 and Section 3.21. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-K, where such failure results from the Master Servicer’s or the Securities Administrator’s inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.
          (D) Each Form 10-K shall include a certification (the “Sarbanes-Oxley Certification”) required to be included therewith pursuant to the Sarbanes-Oxley Act which shall be signed by the Certifying Person and delivered to the Securities Administrator no later than March 15th of each year in which the Trust is subject to the reporting requirements of the Exchange Act. The Master Servicer shall cause the Servicer, and any subservicer or subcontractor engaged by it to, provide to the Person who signs the Sarbanes-Oxley Certification (the “Certifying Person”), by March 10th of each year in which the Trust is subject to the reporting requirements of the Exchange Act (or such other date specified in the related Servicing Agreement) and otherwise within a reasonable period of time upon request, a certification (each, a “Back-Up Certification”), in the form attached hereto as Exhibit _, upon which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity’s officers, directors and Affiliates (collectively with the Certifying Person, “Certification Parties”) can reasonably rely. In addition, the Mortgage Loan Seller and, in the case where the Master Servicer and Securities Administrator are not affiliated, the Securities Administrator shall sign a Back-Up Certification substantially in the form of Exhibit _; provided, however, the Mortgage Loan Seller and the Securities Administrator shall not be required to undertake an analysis of any accountant’s report attached as an exhibit to the Form 10-K. An officer of the Master Servicer in charge of the master servicing function shall serve as the Certifying Person on behalf of the Trust. Such officer of the Certifying Person can be contacted as set forth in Section 7.03.

          (iv) With respect to any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or any Form 8-K Disclosure Information (collectively, the “Additional Disclosure”) relating to the Trust Fund, the Securities Administrator’s obligation to include such Additional Information in the applicable Exchange Act report is subject to receipt from the entity that is indicated in Exhibit I as the responsible party for providing that information, if other than the Securities Administrator, as and when required as described in Section 4.02(a)(i) through (iii) above. Such Additional Disclosure shall be accompanied by a notice substantially in the form of Exhibit M. Each of the Servicer, the Master Servicer, the Seller, the Securities Administrator and the Depositor hereby agrees to notify and provide, to the extent known to the Servicer, the Master Servicer, the Seller, the Securities Administrator and the Depositor all Additional Disclosure relating to the Trust Fund, with respect to which such party is indicated in Exhibit I as the responsible party for providing that information. The Issuing Entity shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Disclosure information pursuant to this Section.
          So long as the Depositor is subject to the filing requirements of the Exchange Act with respect to the Trust Fund, the Indenture Trustee shall notify the Securities Administrator and the Depositor of any bankruptcy or receivership with respect to the Indenture Trustee or of any proceedings of the type described under Item 1117 of Regulation AB that have occurred as of the related Due Period, together with a description thereof, no later than the date on which such information is required of other parties hereto as set forth under this Section 4.02. In addition, the Indenture Trustee shall notify the Securities Administrator and the Depositor of any affiliations or relationships that develop after the Closing Date between the Indenture Trustee and the Depositor, the Seller, the Servicer, the Securities Administrator, the Master Servicer or the Custodian of the type described under Item 1119 of Regulation AB, together with a description thereof, no later than March 15 of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2008. Should the identification of any of the Depositor, the Servicer, the Seller, the Securities Administrator, the Master Servicer or the Custodian change, the Depositor and the Sponsor, to the extent known by them, shall each promptly notify the Indenture Trustee.
          (v) (A) On or prior to January 30th of the first year in which the Securities Administrator is able to do so under applicable law, the Securities Administrator shall prepare and file a Form 15 relating to the automatic suspension of reporting in respect of the Trust under the Exchange Act.
          (B) In the event that the Securities Administrator is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator shall promptly notify the Depositor and the Master Servicer. In the case of Form 10-D and 10-K, the Depositor, the Master Servicer and the Securities Administrator shall cooperate to prepare and file a Form 12b-25 and a 10-DA and 10-KA as applicable, pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval of the Depositor, include such disclosure information on the next Form 10-D. In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended, and such amendment relates to any Additional Disclosure, the Securities Administrator shall notify the Depositor and the parties affected thereby and such parties will cooperate to prepare any necessary Form 8-K, 10-DA or 10-KA. Any Form 15, Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K shall be signed by an appropriate officer of the Master Servicer. The parties hereto acknowledge that the performance by the Master Servicer and the Securities Administrator of their respective duties under this Section 3.15(a)(v) related to the timely preparation, execution and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon the Master Servicer and the Depositor timely performing their duties under this Section. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare, execute and/or timely file any such Form 15, Form 12b-25 or any amendments to Form 8-K, 10-D or 10-K, where such failure results from a party’s failure to deliver, on a timely basis, any information from such party needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Form 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.
          The Depositor and the Sponsor each agrees to promptly furnish to the Securities Administrator, from time to time upon reasonable request, such further information, reports and financial statements within its control and related to this Agreement and the Mortgage Loans as the Securities Administrator that it reasonably deems appropriate in order to prepare and file all necessary reports with the Commission. The Securities Administrator shall have no responsibility to file any items other than those specified in this Section 4.02; provided, however, the Securities Administrator shall cooperate with the Depositor in connection with any additional filings with respect to the Trust Fund as the Depositor deems necessary under the Exchange Act. Fees and expenses incurred by the Securities Administrator in connection with this Section 4.02 shall not be reimbursable from the Trust Fund.
          (b) The Securities Administrator shall indemnify and hold harmless the Depositor, the Indenture Trustee, the Servicer, the Seller and the Sponsor and each of its officers, directors and affiliates from and against any losses, damages, claims, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Securities Administrator’s obligations under Sections 3.20, 3.21 and 4.02 or the Securities Administrator’s negligence, bad faith or willful misconduct in connection therewith. In addition, the Securities Administrator shall indemnify and hold harmless the Depositor, the Indenture Trustee, the Servicer, the Seller and the Sponsor and each of their respective officers, directors and affiliates from and against any losses, damages, claims, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Back-Up Certification, any Annual Statement of Compliance, any Assessment of Compliance or any Additional Disclosure provided by the Securities Administrator on its behalf or on behalf of any subservicer or subcontractor engaged by the Securities Administrator pursuant to Section 3.20, 3.21 or 4.02 (the “Securities Administrator Information”), or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, by way of clarification, that this paragraph shall be construed solely by reference to the Securities Administrator Information and not to any other information communicated in connection with the Notes, without regard to whether the Securities Administrator Information or any portion thereof is presented together with or separately from such other information.

          The Depositor shall indemnify and hold harmless the Securities Administrator, the Servicer, the Seller, the Indenture Trustee, the Sponsor, the Custodian and the Master Servicer and each of its officers, directors and affiliates from and against any losses, damages, claims, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the obligations of the Depositor to deliver the information to be provided by it as set forth in Exhibit I or the Depositor’s negligence, bad faith or willful misconduct in connection therewith. In addition, the Depositor shall indemnify and hold harmless the Master Servicer, the Servicer, the Indenture Trustee, the Seller, the Sponsor, the Custodian, the Securities Administrator and each of its respective officers, directors and affiliates from and against any losses, damages, claims, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Additional Disclosure provided by the Depositor that is required to be filed pursuant to this Section 4.02 (the “Depositor Information”), or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, by way of clarification, that this paragraph shall be construed solely by reference to the Depositor Information that is required to be filed and not to any other information communicated in connection with the Notes, without regard to whether the Depositor Information or any portion thereof is presented together with or separately from such other information.
          The Master Servicer shall indemnify and hold harmless the Indenture Trustee, the Servicer, the Seller, the Sponsor, and the Depositor and each of its respective officers, directors and affiliates from and against any losses, damages, claims, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the obligations of the Master Servicer under Sections 3.20, 3.21 and 4.02 or the Master Servicer’s negligence, bad faith or willful misconduct in connection therewith. In addition, the Master Servicer shall indemnify and hold harmless the Indenture Trustee, the Depositor, the Servicer, the Seller, the Sponsor, and each of their officers, directors and affiliates from and against any losses, damages, claims, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Annual Statement of Compliance, any Assessment of Compliance or any Additional Disclosure provided by the Master Servicer on its behalf or on behalf of any subservicer or subcontractor engaged by the Master Servicer pursuant to Section 3.20, 3.21 or 4.02 (the “Master Servicer Information”), or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, by way of clarification, that this paragraph shall be construed solely by reference to the Master Servicer Information and not to any other information communicated in connection with the Notes, without regard to whether the Master Servicer Information or any portion thereof is presented together with or separately from such other information.
          The Servicer shall indemnify and hold harmless the Securities Administrator, the Master Servicer, the Securities Administrator, the Custodian, the Indenture Trustee, and the Depositor and each of its respective officers, directors and affiliates from and against any losses, damages, claims, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the obligations of the Servicer under Sections 3.20, 3.21 and 4.02 or the Servicer’s negligence, bad faith or willful misconduct in connection therewith. In addition, the Servicer shall indemnify and hold harmless Securities Administrator, the Master Servicer, the Securities Administrator, the Custodian, the Indenture Trustee, and the Depositor, and each of their officers, directors and affiliates from and against any losses, damages, claims, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Annual Statement of Compliance, any Assessment of Compliance or any Additional Disclosure provided by the Servicer on its behalf or on behalf of any subservicer or subcontractor engaged by the Servicer pursuant to Section 3.20, 3.21 or 4.02 (the “Servicer Information”), or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, by way of clarification, that this paragraph shall be construed solely by reference to the Servicer Information and not to any other information communicated in connection with the Notes, without regard to whether the Servicer Information or any portion thereof is presented together with or separately from such other information.
          The Custodian shall indemnify and hold harmless the Securities Administrator, the Master Servicer, the Servicer, the Seller, the Sponsor, the Indenture Trustee, and the Depositor and each of its respective officers and directors from and against any losses, damages, claims, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses directly resulting from a material breach of the obligations of the Custodian under Sections 3.20, 3.21 and 4.02 of this Agreement constituting negligence, bad faith or willful misconduct on behalf of the Custodian in connection therewith. In addition, the Custodian shall indemnify and hold harmless Securities Administrator, the Master Servicer, the Securities Administrator, the Servicer, the Seller, the Sponsor, the Indenture Trustee, and the Depositor, and each of their officers, directors and affiliates from and against any losses, damages, claims, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses directly resulting from (i) any untrue statement or alleged untrue statement of any material fact contained in any Annual Statement of Compliance, any Assessment of Compliance or any Additional Disclosure provided by the Custodian on its behalf or on behalf of any subservicer or subcontractor engaged by the Custodian pursuant to Section 3.20, 3.21 or 4.02 of this Agreement (the “Custodian Information”), or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, by way of clarification, that this paragraph shall be construed solely by reference to the Custodian Information and not to any other information communicated in connection with the Notes, without regard to whether the Custodian Information or any portion thereof is presented together with or separately from such other information.
          The Sponsor shall indemnify and hold harmless the Securities Administrator, the Depositor, the Indenture Trustee, the Custodian, the Securities Administrator and the Master Servicer and each of its officers, directors and affiliates from and against any losses, damages, claims, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the obligations of the Sponsor under Section 4.02 or the Sponsor’s negligence, bad faith or willful misconduct in connection therewith. In addition, the Sponsor shall indemnify and hold harmless the Depositor, the Indenture Trustee, the Custodian, the Securities Administrator and the Master Servicer and each of its respective officers, directors and affiliates from and against any losses, damages, claims, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Additional Disclosure provided by the Sponsor that is required to be filed pursuant to this Section 4.02 (the “Sponsor Information”), or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, by way of clarification, that this paragraph shall be construed solely by reference to the Sponsor Information that is required to be filed and not to any other information communicated in connection with the Notes, without regard to whether the Sponsor Information or any portion thereof is presented together with or separately from such other information.

          If the indemnification provided for herein is unavailable or insufficient to hold harmless the Depositor, the Securities Administrator, the Sponsor, the Servicer, the Seller or the Master Servicer, as applicable, then the defaulting party, in connection with any conduct for which it is providing indemnification under this Section 4.02(b), agrees that it shall contribute to the amount paid or payable by the other parties as a result of the losses, claims, damages or liabilities of the other party in such proportion as is appropriate to reflect the relative fault and the relative benefit of the respective parties.
          The indemnification provisions set forth in this Section 4.02(b) shall survive the termination of this Agreement or the termination of any party to this Agreement.
          (c) Failure of the Master Servicer to comply with Section 3.20, 3.21 and this Section 4.02 (including with respect to the timeframes required herein) shall constitute a Master Servicer Event of Termination, and at the written direction of the Depositor, the Indenture Trustee shall, in addition to whatever rights the Indenture Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Master Servicer for the same (but subject to the Master Servicer rights to payment of any Master Servicing Compensation and reimbursement of all amounts for which it is entitled to be reimbursed prior to the date of termination). Failure of the Securities Administrator to comply with this Section 3.17 (including with respect to the timeframes required in this Section) which failure results in a failure to timely file the related Form 10-K, shall, at the written direction of the Depositor, constitute a default and the Indenture Trustee at the direction of the Depositor shall, in addition to whatever rights the Indenture Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all of the rights and obligations of the Securities Administrator under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Securities Administrator for the same (but subject to the Securities Administrator’s right to reimbursement of all amounts for which it is entitled to be reimbursed prior to the date of termination). This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary. In connection with the termination of the Master Servicer or the Securities Administrator pursuant to this Section 4.02, the Indenture Trustee shall be entitled to reimbursement of all costs and expenses associated with such termination to the extent set forth in Section 6.08 of the Indenture. Notwithstanding anything to the contrary in this Agreement, no Event of Default by the Master Servicer or default by the Securities Administrator shall have occurred with respect to any failure to properly prepare, execute and/or timely file any report on Form 8-K, Form 10-D or Form 10-K, any Form 15 or Form 12b-25 or any amendments to Form 8-K, 10-D or 10-K, where such failure results from a party’s failure to deliver, on a timely basis, any information from such party needed to prepare, arrange for execution or file any such report, Form or amendment, and does not result from its own negligence, bad faith or willful misconduct.
          (d) Notwithstanding the provisions of Section 7.01, this Section 4.02 may be amended without the consent of the Noteholders.
          (e) Any report, notice or notification to be delivered by the Master Servicer or the Securities Administrator to the Depositor pursuant to this Section 4.02, may be delivered via email to RegABNotifications@bear.com or, in the case of a notification, telephonically by calling Reg AB Compliance Manager at 212-272-7525.
          (f) Each of the parties acknowledges and agrees that the purpose of Sections 3.20, 3.21 and 4.02 of this Agreement is to facilitate compliance by the Sponsor, the Depositor and the Master Servicer with the provisions of Regulation AB. Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the parties’ obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB, (c) the parties shall comply with reasonable requests made by the Sponsor, the Depositor, the Master Servicer or the Securities Administrator for delivery of additional or different information as the Sponsor, the Depositor, the Master Servicer or the Securities Administrator may determine in good faith is necessary to comply with the provisions of Regulation AB, and (d) no amendment of this Agreement shall be required to effect any such changes in the obligations of the parties to this transaction as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.
          Section 4.03. Swap Account.
          (a) On the Closing Date, the Securities Administrator shall establish and maintain a separate, segregated trust account titled, “Swap Account, The Bank of New York, as Indenture Trustee, in trust for the registered Noteholders of Newcastle Mortgage Securities Trust 2007-1, Asset-Backed Notes, Series 2007-1.” Such account shall be an Eligible Account and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Securities Administrator held pursuant to this Agreement. Amounts therein shall be held uninvested.
          (b) On the Business Day prior to Payment Date, prior to any payment to any Note, the Securities Administrator shall deposit into the Swap Account the amount of any Net Swap Payment or Swap Termination Payment (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event) owed to the Swap Provider (after taking into account any upfront payment received from the counterparty to a replacement interest rate swap agreement) from funds collected and received with respect to the Mortgage Loans prior to the determination of Available Funds and all amounts received by it from the Swap Provider.
          (c) The Securities Administrator shall use any payment received from the Owner Trustee pursuant to Section 2.03 of the Trust Agreement to make any upfront payment required under a replacement swap agreement and any upfront payment received from the counterparty to a replacement swap agreement shall be used to pay any Swap Termination Payment owed to the Swap Provider.
          Section 4.04. Cap Account.
          (a) On the Closing Date, the Securities Administrator shall establish and maintain a separate, segregated trust account titled, “Cap Account, The Bank of New York, as Indenture Trustee, in trust for the registered Noteholders of Newcastle Mortgage Securities Trust 2007-1, Asset-Backed Notes, Series 2007-1.” Such account shall be an Eligible Account and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Securities Administrator held pursuant to this Agreement. Amounts therein shall be held uninvested.

ARTICLE V
THE SERVICER AND THE DEPOSITOR
          Section 5.01. Liability of the Servicer, Master Servicer and the Depositor.
          The Servicer and Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by Servicer or Master Servicer, as the case may be, herein. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Depositor.
          Section 5.02. Merger or Consolidation of, or Assumption of the Obligations of, the Servicer or the Depositor.
          Any entity into which the Servicer or Depositor may be merged or consolidated, or any entity resulting from any merger, conversion or consolidation to which the Servicer or the Depositor shall be a party, or any corporation succeeding to the business of the Servicer or the Depositor, shall be the successor of the Servicer or the Depositor, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor Servicer shall satisfy all the requirements of Section 6.02 with respect to the qualifications of a successor Servicer.
          Section 5.03. Limitation on Liability of the Servicer, Master Servicer and Others.
          None of the Servicer, the Master Servicer, the Depositor nor any of the directors or officers or employees or agents of the Servicer, the Master Servicer or the Depositor shall be under any liability to the Trust or the Noteholders for any action taken or for refraining from the taking of any action by the Servicer the Master Servicer, or the Depositor in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer, the Master Servicer, the Depositor or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or negligence in the performance of duties of the Servicer, the Master Servicer, or the Depositor, as the case may be, or by reason of its reckless disregard of its obligations and duties as Servicer, Master Servicer, or Depositor, as the case may be, hereunder. The Servicer and Master Servicer, and any director or officer or employee or agent of the Servicer or Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer, the Master Servicer and the Depositor, and any director or officer or employee or agent of the Servicer, the Master Servicer or the Depositor, shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with (i) any legal action relating to this Agreement or the Notes, other than any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or negligence or by reason of its reckless disregard of its obligations and duties hereunder or by reason of its failure to perform its obligations or duties hereunder and (ii) any breach of a representation or warranty regarding the Mortgage Loans. The Servicer, the Master Servicer or the Depositor may undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Noteholders hereunder. In such event, unless the Depositor, the Master Servicer or the Servicer acts without the consent of the Holders of 51% of the aggregate Note Balance of the Notes, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust and the Servicer shall be entitled to be reimbursed therefor from the Collection Account as and to the extent provided in Section 3.11, any such right of reimbursement being prior to the rights of the Noteholders to receive any amount in the Collection Account. The Master Servicer shall be indemnified by the Issuing Entity pursuant to Section 6.07 of the Indenture.
          The Servicer’s and the Depositor’s right to indemnity or reimbursement pursuant to this Section shall survive any resignation or termination of the Servicer pursuant to Section 5.04 or 6.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination). The Master Servicer’s right to indemnity or reimbursement pursuant to this Section 5.03 shall survive any resignation or termination of the Master Servicer pursuant to Section 3.40 or 6.06 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination).
          Section 5.04. Servicer Not to Resign.
          The Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination pursuant to the preceding sentence permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect obtained at the expense of the Servicer and delivered to the Master Servicer. No resignation of the Servicer shall become effective until the Servicer appoints a successor servicer and the successor servicer shall have assumed the Servicer’s responsibilities, duties, liabilities (other than those liabilities arising prior to the assumption of servicing duties by the Successor Servicer) and obligations under this Agreement. Any such resignation shall not relieve the Servicer of responsibility for any of the obligations specified in Sections 6.01 and 6.02 as obligations that survive the resignation or receipt of notice of termination of the Servicer
          Except as expressly provided in this Agreement, the Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Servicer hereunder. The foregoing prohibition on assignment shall not prohibit the Servicer from designating a Sub-Servicer as payee of any indemnification amount payable to the Servicer hereunder; provided, however, no Sub-Servicer shall be a third-party beneficiary hereunder and the parties hereto shall not be required to recognize any Sub-Servicer as an indemnitee under this Agreement.
          Section 5.05. Delegation of Duties.
          In the ordinary course of business, the Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those set forth in Section 3.01. Such delegation shall not relieve the Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 5.04. Except as provided in Section 3.02, no such delegation is permitted that results in the delegee subservicing any Mortgage Loans. The Servicer shall provide the Indenture Trustee, Master Servicer and Securities Administrator with 60 days prior written notice prior to the delegation of any of its duties to any Person other than any of the Servicer’s Affiliates or their respective successors and assigns.

          Section 5.06. Indemnification.
          (a) The Servicer agrees to indemnify and hold the Indenture Trustee, the Owner Trustee, the Sponsor, the Master Servicer, the Securities Administrator, the Seller, the Sponsor and the Depositor harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Indenture Trustee, the Owner Trustee, the Sponsor, the Master Servicer, the Securities Administrator, the Seller, the Sponsor or the Depositor may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement.
          (b) The Master Servicer shall indemnify and hold harmless the Trust, the Securities Administrator, the Servicer, the Seller, the Sponsor, the Depositor, the Indenture Trustee and the Owner Trustee from and against any loss, liability, expense, damage or injury suffered or sustained by reason of the Master Servicer’s willful misfeasance, bad faith or negligence in the performance of its activities in master servicing or administering the Mortgage Loans pursuant to this Agreement, including, but not limited to, any judgment, award, settlement, reasonable attorneys’ fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim related to the Master Servicer’s misfeasance, bad faith or negligence. Any such indemnification shall not be payable from the assets of the Trust. The provisions of this Section 5.06(b) shall survive the termination of this Agreement.
          (c) The Custodian shall indemnify and hold harmless the Trust, the Servicer, the Seller, the Sponsor, the Depositor and the Indenture Trustee from and against any loss, liability, expense, damage or injury directly resulting from a Custodial Delivery Failure. The provisions of this Section 5.06(c) shall survive the termination of this Agreement.
          Section 5.07. Inspection
          The Servicer, in its capacity as Servicer, shall afford the Indenture Trustee and the Master Servicer, upon reasonable notice, during normal business hours, access to all records maintained by the Servicer in respect of its rights and obligations hereunder and access to officers of the Servicer responsible for such obligations.
ARTICLE VI
DEFAULT
          Section 6.01. Servicer Events of Termination.
          (a) If any one of the following events (“Servicer Events of Termination”) shall occur and be continuing:
          (i) (A) The failure by the Servicer to make any Advance; or (B) any other failure by the Servicer to deposit in the Collection Account or the Note Account any deposit required to be made under the terms of this Agreement which continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to the Servicer by the Master Servicer, Securities Administrator or Indenture Trustee or to the Servicer and the Indenture Trustee by any Holders of not less than 25% of the aggregate Note Balances of the Notes; or
          (ii) The failure by the Servicer to make any required Servicing Advance which failure continues unremedied for a period of 30 days, or the failure by the Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement, which failure continues unremedied for a period of 30 days (or if such failure or breach cannot be remedied within 30 days, then such remedy shall have been commenced within 30 days and diligently pursued thereafter; provided, however, that in no event shall such failure or breach be allowed to exist for a period of greater than 90 days), after the date (A) on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Master Servicer, Securities Administrator or Indenture Trustee or to the Indenture Trustee by any Holders of not less than 25% of the aggregate Note Balance of the Notes or (B) of actual knowledge of such failure by a Servicing Officer of the Servicer; or
          (iii) The entry against the Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 days;
          (iv) Reserved; or
          (v) The Servicer shall voluntarily go into liquidation, consent to the appointment of a conservator or receiver or liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;
          (b) then, and in each and every such case, so long as a Servicer Event of Termination shall not have been remedied within the applicable grace period, (x) with respect solely to clause (i)(A) above, if such Advance is not made by 11:00 A.M., New York time, on the Business Day immediately following the Servicer Remittance Date (provided the Master Servicer shall give the Servicer, and the Servicer shall have received, notice of such failure to advance by 5:00 P.M. New York time on the Servicer Remittance Date), the Master Servicer shall terminate all of the rights and obligations of the Servicer under this Agreement and the Successor Servicer appointed in accordance with Section 6.02, shall immediately make such Advance and assume, pursuant to Section 6.02, the duties of a successor Servicer and (y) in the case of (i)(B), (ii), (iii) and (iv) above, the Master Servicer shall, at the direction of the Holders of each Class of Notes evidencing Percentage Interests aggregating not less than 51%, by notice then given in writing to the Servicer and Master Servicer (and to the Indenture Trustee if given by Holders of Notes), terminate all of the rights and obligations of the Servicer as servicer under this Agreement. Any such notice to the Servicer shall also be given to each Rating Agency, the Depositor, the Sponsor and the Seller. On or after the receipt by the Servicer (and by the Indenture Trustee if such notice is given by the Holders) of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Notes or the Mortgage Loans or otherwise, shall pass to and be vested in the Successor Servicer pursuant to and under this Section; and, without limitation, and the Successor Servicer is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and related documents or otherwise. The Servicer agrees to cooperate with the Successor Servicer (or the applicable successor Servicer) in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the delivery to the Successor Servicer of all documents and records requested by it to enable it to assume the Servicer’s functions under this Agreement within ten Business Days subsequent to such notice, the transfer within one Business Day subsequent to such notice to the Successor Servicer for the administration by it of all cash amounts that shall at the time be held by the Servicer and to be deposited by it in the Collection Account, the Note Account, any REO Account or any Escrow Account or that have been deposited by the Servicer in such accounts or thereafter received by the Servicer with respect to the Mortgage Loans or any REO Property received by the Servicer. All Servicing Transfer Costs shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses and to the extent not paid by the Servicer, by the Trust.

          Notwithstanding the termination of the Servicer hereunder, the Servicer shall be entitled to reimbursement of all unpaid Servicing Fees and all unreimbursed Advances and Servicing Advances in the manner and at the times set forth herein.
          Section 6.02. Master Servicer to Act; Appointment of Successor.
          (a) From the time the Servicer (and the Indenture Trustee, if notice is sent by the Holders) receives a notice of termination pursuant to Section 6.01, the Master Servicer (or such other successor Servicer as is approved in accordance with this Agreement) shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement (the “Successor Servicer”) and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof arising on and after its succession. Notwithstanding the foregoing, the parties hereto agree that the Successor Servicer, immediately will assume all of the obligations of the Servicer to make Advances subject to Section 4.01. Notwithstanding the foregoing, the Successor Servicer shall not be responsible for the lack of information and/or documents that it cannot obtain through reasonable efforts. It is understood and agreed by the parties hereto that there will be a period of transition (not to exceed 90 days) before the transition of servicing obligations is fully effective. As compensation therefor, the Successor Servicer shall be entitled to such compensation as the Servicer would have been entitled to hereunder if no such notice of termination or resignation had been given. The appointment of the Successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer to pay any deductible under an insurance policy pursuant to Section 3.14 or to reimburse the Successor Servicer pursuant to Section 3.06, nor shall any Successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Successor Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. All reasonable Servicing Transfer Costs shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs, and if such predecessor Servicer defaults in its obligation to pay such costs, such costs shall be paid by the Successor Servicer (in which case the Successor Servicer shall be entitled to reimbursement therefor from the assets of the Trust).
          Notwithstanding the above, (a) if the Master Servicer is to act as successor servicer and is legally unable so to act, the Indenture Trustee shall act as Successor Servicer and (b) if the Indenture Trustee is to act as successor servicer and (i) if the Indenture Trustee is unwilling to act as Successor Servicer or (ii) if the Indenture Trustee is legally unable so to act, the Indenture Trustee shall appoint (with the consent of the Majority Certificateholder) or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer having a net worth of not less than $50,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, that the appointment of any such successor Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Notes by the Rating Agencies as evidenced by a letter to such effect from the Rating Agencies. Pending appointment of a successor to the Servicer hereunder, unless the Indenture Trustee is prohibited by law from so acting, the Indenture Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation which the Servicer would otherwise have received pursuant to Section 3.18 (or such other compensation as the Indenture Trustee and such successor shall agree, not to exceed the Servicing Fee).
          (b) Any Successor Servicer shall during the term of its service as servicer continue to service and administer the Mortgage Loans for the benefit of Noteholders, and maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.14.
          (c) In connection with the termination or resignation of the Servicer hereunder, either (i) the Successor Servicer, including the Master Servicer or the Indenture Trustee if acting as a Successor Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the related Mortgage Loans that are registered with MERS, in which case the predecessor Servicer shall cooperate with the Successor Servicer in causing MERS to revise its records to reflect the transfer of servicing to the Successor Servicer as necessary under MERS’ rules and regulations, or (ii) the predecessor Servicer shall cooperate with the Successor Servicer in causing MERS to execute and deliver an Assignment in recordable form to transfer the Mortgage from MERS to the Indenture Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS® System to the Successor Servicer. The predecessor Servicer shall file or cause to be filed any such Assignment in the appropriate recording office. The predecessor Servicer shall bear any and all fees of MERS, costs of preparing any Assignments, and fees and costs of filing any Assignments that may be required under this Section 6.02(c).
          Section 6.03. Waiver of Defaults.
          The Majority Noteholders may, on behalf of all Noteholders, waive, in writing, any events permitting removal of the Servicer as servicer or the Master Servicer as master servicer pursuant to this Article VI, provided, however, that the Majority Noteholders may not waive a default in making a required payment on a Note without the written consent of the Holder of such Note. Upon any waiver of a past default, such default shall cease to exist and any Servicer Event of Termination or Master Servicer Event of Termination, as applicable, arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Securities Administrator to the Sponsor and the Rating Agencies.

          Section 6.04. Notification to Noteholders.
          (a) Upon any termination or appointment of a successor to the Servicer or Master Servicer pursuant to this Article VI or Section 5.04, the Securities Administrator shall give prompt written notice thereof to the Owner Trustee, the Sponsor, the Depositor and the Noteholders at their respective addresses appearing in the Note Register and each Rating Agency.
          (b) No later than the later of (a) 60 days after the occurrence of any event which constitutes or which, with notice or lapse of time or both, would constitute a Servicer Event of Termination or (b) within five Business Days after a Responsible Officer of the Securities Administrator becomes aware of the occurrence of such an event, the Securities Administrator shall transmit by mail to all Noteholders notice of such occurrence unless such default or Servicer Event of Termination shall have been waived or cured.
          Section 6.05. Survivability of Liabilities.
          Notwithstanding anything herein to the contrary, upon termination of the Servicer or Master Servicer hereunder, any liabilities of the Servicer or Master Servicer, as the case may be, which accrued prior to such termination shall survive such termination.
          Section 6.06. Master Servicer Events of Termination.
          (a) If any one of the following events (“Master Servicer Events of Default”) shall occur and be continuing:
          (i) If the Master Servicer is not the Securities Administrator, any failure by the Master Servicer to furnish the Securities Administrator the Mortgage Loan data sufficient to prepare the reports described in Section 7.05 of the Indenture which continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to such Master Servicer by the Indenture Trustee or the Securities Administrator or to such Master Servicer, the Securities Administrator and the Indenture Trustee by the Holders of not less than 25% of the aggregate Note Balance of the Notes; or
          (ii) Any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements (other than those referred to in clauses (viii) and (ix) below) on the part of the Master Servicer contained in this Agreement which continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Indenture Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Indenture Trustee by the Holders of not less than 25% of the aggregate Note Balance of the Notes; or
          (iii) A decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer, and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days or any Rating Agency reduces or withdraws or threatens to reduce or withdraw the rating of the Notes because of the financial condition or loan servicing capability of such Master Servicer; or
          (iv) The Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or
          (v) The Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or
          (vi) The Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets, or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a Successor Master Servicer as specified in Section 6.04 hereof; or
          (vii) If a representation or warranty set forth in Section 2.01(b) hereof shall prove to be incorrect as of the time made in any respect that materially and adversely affects the interests of the Noteholders, and the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured within 30 days after the date on which written notice of such incorrect representation or warranty shall have been given to the Master Servicer by the Indenture Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Indenture Trustee by the Holders of not less than 25% of the aggregate Note Balance of the Notes; or
          (viii) A sale or pledge of any of the rights of the Master Servicer hereunder or an assignment of this Agreement by the Master Servicer or a delegation of the rights or duties of the Master Servicer hereunder shall have occurred in any manner not otherwise permitted hereunder and without the prior written consent of the Indenture Trustee and the Holders of not less than 50% of the aggregate Note Balance of the Notes; or
          (ix) Any failure of the Master Servicer to make any Monthly Advances when such Monthly Advances are due, as required to be made hereunder.
          (b) then, and in each and every such case, so long as a Master Servicer Event of Default shall not have been remedied, (x) with respect solely to clause (ix) above, upon receipt of written notice or discovery by a Responsible Officer of the Indenture Trustee or of the Securities Administrator of such failure, the Indenture Trustee shall give immediate telephonic notice of such failure to a Master Servicing Officer of the Master Servicer and the Indenture Trustee shall terminate all of the rights and obligations of the Master Servicer under this Agreement and the Successor Master Servicer appointed in accordance with Section 6.07 shall immediately make such Monthly Advance (provided, if the Successor Master Servicer determines in its reasonable judgment that a Monthly Advance is a Nonrecoverable Advance or if it is prohibited by law from doing so, the Successor Master Servicer shall be under no obligation to make such Monthly Advance) prior to the payment of funds on the related Payment Date and assume, pursuant to Section 6.07, the duties of a Successor Master Servicer and (y) in the case of clauses (i), (ii), (iii), (iv), (v), (vi), (vii) and (viii) above, the Indenture Trustee shall, at the direction of the Holders of not less than 51% of the aggregate Note Balance of the Notes by notice then given in writing to the Master Servicer (and to the Indenture Trustee if given by Holders of Notes), terminate all of the rights and obligations of the Master Servicer as servicer under this Agreement. Any such notice to the Master Servicer shall also be given to each Rating Agency and the Seller. On or after receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Notes or the Mortgage Loans or otherwise, shall pass to and be vested in the Successor Master Servicer pursuant to and under this Section 6.06; and, without limitation, the Successor Master Servicer is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and related documents, or otherwise. The Master Servicer agrees to cooperate with the Successor Master Servicer, the Servicer, the Securities Administrator and the Indenture Trustee in effecting the termination of the responsibilities and rights of the Master Servicer hereunder. All Servicing Transfer Costs and other reasonable out-of-pocket costs and expenses (including attorneys’ fees) incurred in connection with transferring any Mortgage Files to the Successor Master Servicer and amending this Agreement to reflect such succession as Master Servicer pursuant to this Section 6.06 shall be paid by the predecessor Master Servicer within 90 days of written demand, itemized in reasonable detail, or, to the extent not paid by the predecessor Master Servicer, by the Trust prior to payments to Noteholders (or, if the predecessor Master Servicer is the Indenture Trustee, by the initial Master Servicer), upon presentation of reasonable documentation of such costs and expenses. If the predecessor Master Servicer is required but fails to pay the amounts specified in the preceding sentence and such amounts are paid by the Trust, the Securities Administrator shall, at the direction and expense of the Certificateholders, take appropriate action to enforce such obligation and recover such amounts on behalf of such Certificateholders.
          Notwithstanding any termination of the activities of the Master Servicer hereunder, the Master Servicer shall continue to be entitled to receive from the Trust, payment of all the accrued and unpaid portion of the Master Servicing Fees to which the Master Servicer would have been entitled and reimbursement for all outstanding Monthly Advances which amount shall be remitted by the Successor Master Servicer to the terminated Master Servicer as permitted under Section 3.01 of the Indenture on a first-in, first-out basis. The Master Servicer shall continue to be entitled to the benefits of Section 5.03, notwithstanding any termination hereunder, with respect to events occurring prior to such termination.

          Section 6.07. Appointment of Successor Master Servicer.
          (a) The Issuer and the Indenture Trustee hereby appoint, and The Bank of New York, hereby accepts appointment, on behalf of itself or an affiliate, subject to the provisions of Sections 3.40 and 6.07(d) hereof, upon receipt by the Master Servicer of a notice of termination pursuant to Section 6.06 or upon resignation of the Master Servicer pursuant to Section 3.40, to be the successor (the “Successor Master Servicer”) in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof arising on and after its succession; provided, however, that, without affecting the immediate termination of the rights of the Master Servicer hereunder, it is understood and acknowledged by the parties hereto that there will be a period of transition not to exceed 90 days (the “Master Servicer Transition Period”) before the master servicing transfer is fully effected.
          During the Master Servicer Transition Period, neither the Successor Master Servicer, the Securities Administrator nor the Indenture Trustee shall be responsible for the lack of information and documents that it cannot reasonably obtain on a practicable basis under the circumstances.
          As compensation therefor, the Successor Master Servicer shall be entitled to such compensation as the Master Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, if the Successor Master Servicer is legally unable to act as successor servicer, the Indenture Trustee may appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer that is an Approved Servicer (defined for this purpose by (i) striking the words “the Master Servicer” in clause 1 of the definition thereof and (ii) striking clause 2(a) in the definition thereof) as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided that the appointment of any such Successor Master Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Offered Notes by the Rating Agencies. Pending appointment of a successor to the Master Servicer hereunder, unless the Successor Master Servicer is prohibited by law from so acting, the Successor Master Servicer shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on the Mortgage Loans in an amount equal to the compensation which the Master Servicer would otherwise have received pursuant to Section 3.37 (or such lesser compensation as the Indenture Trustee and such successor shall agree). The appointment of a Successor Master Servicer shall not affect any liability of the predecessor Master Servicer which may have arisen under this Agreement prior to its termination as Master Servicer to indemnify the Indenture Trustee, the Servicer and the Securities Administrator pursuant to Section 5.06, nor shall any Successor Master Servicer be liable for any acts or omissions of the predecessor Master Servicer or for any breach by such Master Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Indenture Trustee, the Securities Administrator or a Successor Master Servicer shall have no responsibility or obligation (i) to repurchase or substitute for any of the Mortgage Loans or (ii) for any acts or omissions of a predecessor Master Servicer. The Indenture Trustee, the Securities Administrator and such successor shall take such action, at the expense of the Trust, consistent with this Agreement, as shall be necessary to effectuate any such succession.
          (b) Any successor, including the Successor Master Servicer, to the Master Servicer as servicer shall during the term of its service as master servicer (i) continue to master service and administer the Mortgage Loans for the benefit of Noteholders and (ii) maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Master Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the Master Servicer is so required pursuant to Section 3.32.
          (c) In connection with the termination or resignation of the Master Servicer hereunder, the Successor Master Servicer, including the Indenture Trustee if the Indenture Trustee is acting as Successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.
          (d) Notwithstanding the above, the Indenture Trustee may, if it shall be unwilling to continue to so act, or shall, if it is unable to so act, petition a court of competent jurisdiction to appoint, or appoint on its own behalf any established housing and home finance institution servicer, master servicer, servicing or mortgage servicing institution having a net worth of not less than $25,000,000 and meeting such other standards for a successor master servicer as are set forth in this Agreement, as the successor to such Master Servicer in the assumption of all of the responsibilities, duties or liabilities of a master servicer, like the Master Servicer.
          Neither the Indenture Trustee nor any other Successor Master Servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Master Servicer to deliver or provide, or any delay of the Master Servicer in delivering or providing, any cash, information, documents or records to it.
          Notwithstanding anything herein to the contrary, in no event shall the Indenture Trustee be liable for any Servicing Fee or Master Servicing Fee or for any differential in the amount of the Servicing Fee or Master Servicing Fee paid hereunder and the amount necessary to induce any Successor Servicer or Successor Master Servicer to act as Successor Servicer or Successor Master Servicer, as applicable, under this Agreement and the transactions set forth or provided for herein.

ARTICLE VII
MISCELLANEOUS PROVISIONS
          Section 7.01. Amendment.
          This Agreement may be amended from time to time by the parties hereto (with the consent of the Majority Certificateholder), provided that any amendment be accompanied by (i) a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to the Notes and (ii) an Officer’s Certificate of the Sponsor, that such amendment will not cause the Trust to fail to qualify as a “qualified special purpose entity” under Financial Accounting Standards No. 140.
          Section 7.02. GOVERNING LAW.
          THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
          Section 7.03. Notices.
          All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if when delivered to:
          (a) in the case of the Depositor:
Bear Stearns Asset Backed Securities I LLC 383 Madison Avenue New York, New York, 10179 Attention: General Counsel
          (b) in the case of the Originator
Fremont Investment & Loan 2727 East Imperial Highway Brea, CA 92821 Attn: Senior Vice President, Capital Markets Attn: Vice President, Secondary Marketing
          (c) in the case of the Servicer:
Nationstar Mortgage LLC 350 Highland Drive Lewisville, Texas 75067 Attn: Jay Bray
          (d) in the case of Rating Agencies:
Moody’s Investors Service, Inc. 4th Floor 99 Church Street New York, New York 10007 Attention: Residential Mortgage Monitoring Unit

Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. 55 Water Street — 41st Floor New York, New York 10041 Attention: Asset Backed Surveillance Group
          (e) in the case of the Owner Trustee, the Corporate Trust Office:
Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, Delaware 19890 Attention: Corporate Trust Administration
          (f) in the case of the Issuing Entity:
Newcastle Mortgage Securities Trust 2007-1 c/o Newcastle Investment Corp. 750 B Street, Suite 2700 San Diego, CA 92101 Attention: Legal with a copy to the Sponsor at the address in (g) below.
          (g) in the case of the Indenture Trustee:
The Bank of New York, 101 Barclay Street, Floor 4W New York, New York 10286 Attn: Structured Finance — Newcastle Mortgage Securities Trust 2007-1
          (h) in the case of the Sponsor:
Newcastle Investment Corp. 1245 Avenue of the Americas New York, New York 10022 Attention: Debra Hess
          (i) in the case of the Master Servicer:
Wells Fargo Bank, N.A, 9062 Old Annapolis Road, Columbia, Maryland 24105, Attn: Corporate Trust — Newcastle 2007-1
          (j) in the case of the Securities Administrator:
Wells Fargo Bank, N.A, Sixth Street and Marquette Avenue Minneapolis, Minnesota 55479
          (k) in the case of the Custodian:
Wells Fargo Bank, N.A, 24 Executive Park, Suite 200 Irvine, CA 92614 Attn: Corporate Trust — Newcastle 2007-01

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Noteholder as shown in the Note Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder receives such notice. Any notice or other document required to be delivered or mailed by the Securities Administrator to any Rating Agency shall be given on a reasonable efforts basis and only as a matter of courtesy and accommodation and the Securities Administrator shall have no liability for failure to deliver such notice or document to any Rating Agency.
          Section 7.04. Severability of Provisions.
          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or the rights of the Noteholders thereof.
          Section 7.05. Third-Party Beneficiaries.
          This Agreement will inure to the benefit of and be binding upon the parties hereto, the Noteholders, the Owner Trustee, the Indenture Trustee and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other Person will have any right or obligation hereunder. The Indenture Trustee shall have the right to exercise all rights of the Issuing Entity under this Agreement.
          Section 7.06. Counterparts.
          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
          Section 7.07. Effect of Headings and Table of Contents.
          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.
          Section 7.08. Termination.
          The respective obligations and responsibilities of the Servicer and the Issuing Entity created hereby shall terminate upon the satisfaction and discharge of the Indenture pursuant to Section 4.10 thereof.
          Section 7.09. No Petition.
          The Servicer, by entering into this Agreement, hereby covenants and agrees that it will not at any time institute against the Depositor or the Issuing Entity, or join in any institution against the Issuing Entity, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations of the Depositor or the Issuing Entity. This section shall survive the termination of this Agreement by one year.
          Section 7.10. No Recourse.
          The Servicer acknowledges that no recourse may be had against the Depositor or the Issuing Entity, except as may be expressly set forth in this Agreement.
          Section 7.11. Indenture Trustee Rights.
          The Indenture Trustee shall be entitled to the same rights, protections, indemnities and immunities afforded to it under the Indenture as if specifically set forth herein.
          Section 7.12. Compliance.
          In order to comply with its duties under the U.S.A. Patriot Act, the Indenture Trustee may obtain and verify certain information and documentation from the Servicer or any other party hereto, including but not limited to such such party’s name, address, and other identifying information.
          Section 7.13. Intention of the Parties and Interpretation.
          Each of the parties acknowledges and agrees that the purpose of Sections 3.20, 3.21 and 4.02 of this Agreement is to facilitate compliance by the Depositor with the provisions of Regulation AB promulgated by the Securities and Exchange Commission under the 1934 Act (17 C.F.R. §§ 229.1100 — 229.1123), as such may be amended from time to time and subject to clarification and interpretive advice as may be issued by the staff of the Securities and Exchange Commission from time to time. Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the parties’ obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB, (c) the parties shall comply with reasonable requests made by the Depositor for delivery of additional or different information as the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB, and (d) no amendment of this Agreement shall be required to effect any such changes in the parties’ obligations as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.

ARTICLE VIII
DUTIES OF THE ADMINISTRATOR
          Section 8.01. Administrative Duties.
          (a) Duties with Respect to the Indenture. The Administrator shall perform all its duties and the duties of the Issuing Entity under the Indenture. In addition, the Administrator shall consult with the Owner Trustee as the Administrator deems appropriate regarding the duties of the Issuing Entity under the Indenture. The Administrator shall monitor the performance of the Issuing Entity and shall advise the Owner Trustee when action is necessary to comply with the Issuing Entity’s duties under the Indenture. The Administrator shall prepare for execution by the Issuing Entity or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, Notes and opinions as it shall be the duty of the Issuing Entity to prepare, file or deliver pursuant to the Indenture. In furtherance of the foregoing, the Administrator shall take all necessary action that is the duty of the Issuing Entity to take pursuant to the Indenture.
          (b) Duties with Respect to the Issuing Entity.
          (i) In addition to the duties of the Administrator set forth in this Agreement or any of the Basic Documents, the Administrator shall perform such calculations and shall prepare for execution by the Issuing Entity or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuing Entity or the Owner Trustee to prepare, file or deliver pursuant to this Agreement or any of the Basic Documents or under state and federal tax and securities laws (including, but not limited to, UCC filings in applicable jurisdictions and annual compliance certificates, if any), and at the request of the Owner Trustee or the Indenture Trustee shall take all appropriate action that it is the duty of the Issuing Entity to take pursuant to this Agreement or any of the Basic Documents. In accordance with the directions of the Issuing Entity or the Owner Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Notes (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Issuing Entity, the Indenture Trustee or the Owner Trustee.
          (ii) Notwithstanding anything in this Agreement or any of the Basic Documents to the contrary, the Administrator shall be responsible for promptly notifying the Owner Trustee and Certificate Paying Agent in the event that any withholding tax is imposed on the Issuing Entity’s payments (or allocations of income) to an Owner (as defined in the Trust Agreement) as contemplated in Section 5.03 of the Trust Agreement. Any such notice shall be in writing and specify the amount of any withholding tax required to be withheld by the Owner Trustee or the Certificate Paying Agent pursuant to such provision.
          (iii) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuing Entity and shall be, in the Administrator’s opinion, no less favorable to the Issuing Entity in any material respect than with terms made available to unrelated third parties.
          (c) Tax Matters. The Administrator shall prepare, on behalf of the Owner Trustee, financial statements and such annual or other reports of the Issuing Entity as are necessary for the preparation by the Securities Administrator of tax returns and information reports as provided in Section 5.03 of the Trust Agreement, including, without limitation, Form 1099.
          (d) Non-Ministerial Matters. With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action pursuant to this Article VIII unless within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee and the Indenture Trustee of the proposed action and the Owner Trustee and, with respect to items (A), (B), (C) and (D) below, the Indenture Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, “non-ministerial matters” shall include:
     (A) the amendment of or any supplement to the Indenture;
     (B) the initiation of any claim or lawsuit by the Issuing Entity and the compromise of any action, claim or lawsuit brought by or against the Issuing Entity (other than in connection with the collection of the Mortgage Loans);
     (C) the amendment, change or modification of this Agreement or any of the Basic Documents to which the Indenture Trustee or the Owner Trustee, as applicable, is a party;
     (D) the appointment of successor Certificate Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Servicers or the consent to the assignment by the Certificate Registrar, Certificate Paying Agent or Indenture Trustee of its obligations under the Indenture; and
     (E) the removal of the Indenture Trustee.
          (e) Sponsor shall act as Administrator. By execution of this Agreement, the Sponsor agrees to be bound as Administrator and shall perform the obligations of the Administrator as described herein.
          Section 8.02. Records.
          The Administrator shall maintain appropriate books of account and records relating to services performed under this Agreement, which books of account and records shall be accessible for inspection by the Issuing Entity, the Indenture Trustee, the Securities Administrator, the Depositor and the Owner Trustee at any time during normal business hours.
          Section 8.03. Additional Information to be Furnished.
          The Administrator shall furnish to the Issuing Entity, the Indenture Trustee, the Securities Administrator and the Owner Trustee from time to time such additional information regarding the Mortgage Loans and the Notes as the Issuing Entity, the Indenture Trustee, the Securities Administrator or the Owner Trustee shall reasonably request.
          Section 8.04. No Recourse to Owner Trustee.
          It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of Newcastle Mortgage Securities Trust 2007-1, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuing Entity is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuing Entity, (c) nothing herein contained shall be construed as creating any liability of Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuing Entity or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuing Entity under this Agreement or any other related documents.

          IN WITNESS WHEREOF, the parties hereto have caused this Sale and Sale and Servicing Agreement to be duly executed by their respective officers or representatives all as of the day and year first above written.

BEAR STEARNS ASSET BACKED SECURITIES I LLC as Depositor
By:	/s/ Matthew Perkins
	Name:	Matthew Perkins
	Title:	CEO & President

NATIONSTAR MORTGAGE LLC, as Servicer
By:	/s/ Gregory A. Oniu
	Name:	Gregory A. Oniu
	Title:	Senior Vice President

NEWCASTLE MORTGAGE SECURITIES TRUST 2007-1, as Issuing Entity By: Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee
By:	/s/ Donald G. MacKelcan
	Name:	Donald G. MacKelcan
	Title:	Senior Vice President

THE BANK OF NEW YORK, not in its individual capacity, but solely as as Indenture Trustee
By:	/s/ Michael J. Wiblis Hauser
	Name:	Michael J. Wiblis Hauser
	Title:	Assistant Vice President

WELLS FARGO BANK, N.A. as Master Servicer, Securities Administrator and Custodian
By:	/s/ Darron C. Woodus
	Name:	Darron C. Woodus
	Title:	Assistant Vice President

For purposes of Article IV and Article VIII: NEWCASTLE INVESTMENT CORP., as Sponsor and Administrator
By:	/s/ Debra Hess
	Name:	Debra Hess
	Title:	Chief Financial Officer

EXHIBIT A
FORM OF ASSIGNMENT AGREEMENT

ASSIGNMENT AND RECOGNITION AGREEMENT
     THIS ASSIGNMENT AND RECOGNITION AGREEMENT, dated July 12, 2007, (“Agreement”) among NIC WL II LLC (the “Assignor”), Bear Stearns Asset Backed Securities I LLC (the “Assignee”), Fremont Investment & Loan (the “Originator”) and Nationstar Mortgage LLC (“Nationstar”):
The parties hereto hereby agree as follows:
Assignment and Conveyance
          1. The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee, without recourse and as of the date hereof (the “Closing Date”), all of the right, title and interest of the Assignor, as purchaser, in, to and under: (i) those certain Mortgage Loans listed on the schedule (the “Mortgage Loan Schedule”) attached hereto as Exhibit A (the “Mortgage Loans”), all interest accruing thereon on and after June 1, 2007 and all collections in respect of interest and principal due after June 1, 2007 (other than collections of interest accrued prior to June 1, 2007); (ii) property which secured each such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) its interest in any insurance policies in respect of the Mortgage Loans; and (iv) that certain Master Mortgage Loan Purchase and Interim Servicing Agreement dated as of March 15, 2007, as amended (the “Purchase Agreement”), between the Assignor, as initial purchaser, and the Originator, as seller and servicer, solely insofar as the Purchase Agreement relates to the Mortgage Loans.
          The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under and any obligations of the Assignor with respect to (i) any mortgage loans subject to the Purchase Agreement which are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement, (ii) any collections in respect of interest and principal due on or before June 1, 2007 and any collections of interest accrued prior to June 1, 2007 and (iii) the Holdback Amount (as defined in the Purchase Agreement).
          In consideration for the Mortgage Loans assigned hereunder, the Assignee shall, on the date hereof, deliver to or upon the order of the Assignor or its designee (i) an amount, in immediately available funds, equal to the net proceeds of the sale of the Class 1-A-1, Class 2-A1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7-A and Class M-8-A Notes, (ii) the Class M-7-B, Class M-8-B, Class M-9 and Class M-10 Notes (the “Retained Notes”) and (iii) the Owner Trust Certificates.
Recognition of Trust by Originator
          2. From and after the date hereof, the Originator shall and does hereby recognize that (i) the Assignee will transfer the Mortgage Loans and assign its rights under the Purchase Agreement (solely to the extent set forth herein) and this Agreement to Newcastle Mortgage Securities Trust 2007-1 (the “Trust”) created pursuant to the Amended and Restated Trust Agreement, dated as of July 12, 2007, among the Assignee, Wilmington Trust Company as owner trustee (the “Owner Trustee”) and Wells Fargo Bank, N.A., as securities administrator (the “Securities Administrator”) (the “Trust Agreement”) and the Indenture, dated as of July 12, 2007, between the Trust and The Bank of New York; as indenture trustee (the “Indenture Trustee”) (the “Indenture”) and (ii) the initial Servicer of the Mortgage Loans for the benefit of the Trust will be Nationstar. The Originator hereby acknowledges and agrees that from and after the date hereof (i) the Trust will be the owner of the Mortgage Loans, (ii) the Originator shall look solely to the Trust for performance of any obligations of the Assignor insofar as they relate to the enforcement of the representations, warranties and covenants with respect to the Mortgage Loans, (iii) the Trust (including the Indenture Trustee and the Servicer acting on the Trust’s behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans, under the Purchase Agreement, including, without limitation, the enforcement of the document delivery requirements and remedies with respect to breaches of representations and warranties set forth in the Purchase Agreement and repurchases for Mortgage Loans that are EPD Loans (as defined in the Purchase Agreement), and shall be entitled to enforce all of the obligations of the Originator thereunder insofar as they relate to the Mortgage Loans, and (iv) all references to the Purchaser (insofar as they relate to the rights, title and interest and, with respect to obligations of the Purchaser, only insofar as they relate to the enforcement of the representations, warranties and covenants of the Originator) or the Custodian under the Purchase Agreement insofar as they relate to the Mortgage Loans, shall be deemed to refer to the Trust (including the Indenture Trustee and the Servicer acting on the Trust’s behalf). Neither the Originator nor the Assignor shall amend or agree to amend, modify, waiver, or otherwise alter any of the terms or provisions of the Purchase Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Originator’s performance under the Purchase Agreement with respect to the Mortgage Loans without the prior written consent of the Indenture Trustee.
Representations and Warranties of the Originator and Nationstar
          3. The Originator warrants and represents to the Assignor, the Assignee and the Trust as of the date hereof that:
     (a) The Originator is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization;
     (b) The Originator has full power and authority to execute, deliver and perform its obligations under this Agreement and has full power and authority to perform its obligations under the Purchase Agreement. The execution by the Originator of this Agreement is in the ordinary course of the Originator’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Originator’s charter or bylaws or any legal restriction, or any material agreement or instrument to which the Originator is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Originator or its property is subject. The execution, delivery and performance by the Originator of this Agreement have been duly authorized by all necessary corporate action on part of the Originator. This Agreement has been duly executed and delivered by the Originator, and, upon the due authorization, execution and delivery by the Assignor and the Assignee, will constitute the valid and legally binding obligation of the Originator, enforceable against the Originator in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;
     (c) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Originator in connection with the execution, delivery or performance by the Originator of this Agreement; and
     (d) There is no action, suit, proceeding or investigation pending or threatened against the Originator, before any court, administrative agency or other tribunal, which would draw into question the validity of this Agreement or the Purchase Agreement, or which, either in any one instance or in the aggregate, would result in any material adverse change in the ability of the Originator to perform its obligations under this Agreement or the Purchase Agreement, and the Originator is solvent.
          4. Pursuant to Section 12 of the Purchase Agreement, the Originator hereby makes as of the date hereof, the representations and warranties set forth in Exhibit B hereto for the benefit of Assignor, Assignee and the Trust. The foregoing representations and warranties shall in not in any way limit, alter or otherwise supersede the representations and warranties made by the Originator in the Purchase Agreement as of the related date of the original sale of the Mortgage Loans to the Assignor or any of the remedies available therein with respect to a breach of such representations and warranties.
          5. Nationstar hereby represents and warrants that the representations and warranties set forth in Exhibit C hereto are true and correct as of the date hereof.
          6. The Assignor hereby represents and warrants that the representations and warranties set forth in Exhibit D hereto are true and correct as of the date hereof.
Remedies for Breach of Representations and Warranties
          7. The Originator hereby acknowledges and agrees that the remedies available to the Assignor, the Assignee and the Trust (including the Indenture Trustee or the Custodian or Servicer acting on the Trust’s behalf) in connection with any breach of the representations and warranties made by the Originator set forth in Sections 3 and 4 hereof shall be as set forth in Subsection 7.03 and 7.04 of the Purchase Agreement as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein).
          Notwithstanding the foregoing, the Assignor may, at its option, (i) satisfy any obligation of the Originator with respect to any breach of representation and warranty made by the Originator regarding the Mortgage Loans or repurchase obligation with respect to an EPD

Loan and (ii) in such event, the Assignor shall retain the right to enforce such representations and warranties and obligations of the Originator and the Mortgage Loans against the Originator and, if applicable, require the Originator to repurchase such Mortgage Loan from the Assignor.
          The parties hereto agree that the Purchase Agreement shall be amended to remove the words “within five (5) Business Days of the Purchaser’s request” from the first sentence of Section 7.04(a) and replace them with the words “on the fifteenth (15th) day of the month (or if such day is not a Business Day on the immediately following Business Day) following such date which is one month after the related due date.”
          To the extent the price required to be paid by the Originator for a repurchased Mortgage Loan is less than the Purchase Price as defined in the Indenture, the Seller shall pay the difference between that amount and the Purchase Price.
Miscellaneous
          8. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.
          9. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced, with the prior written consent of the Indenture Trustee.
          10. This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Indenture Trustee and the Servicer acting on the Trust’s behalf). Any entity into which Assignor, Assignee or Originator may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Originator, respectively, hereunder. The Trust shall be an express third-party beneficiary hereunder.
          11. Each of this Agreement and the Purchase Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Purchase Agreement (to the extent assigned hereunder) by Assignor to Assignee and by Assignee to the Trust and nothing contained herein shall supersede or amend the terms of the Purchase Agreement, except with respect to the last sentence of Section 2 hereof.
          12. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.
          13. In the event that any provision of this Agreement conflicts with any provision of the Purchase Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control and this Section 11 shall control in the event of any conflict with Section 10 hereof.

          14. The Assignor shall notify the Assignee of any disposition of the Retained Notes to an unaffiliated third party in advance of settlement of such disposition. If such disposition would require the delivery of an updated prospectus supplement (as determined by either the Assignor or the Assignee in its reasonable discretion) the Assignor shall provide to the Assignee all information about the disposition and the prospective transferees which the Assignee reasonably requests in advance of settlement of such disposition. The Assignor shall be responsible for all costs associated with the preparation and delivery of an updated prospectus supplement.
          If such disposition would require the delivery of an updated prospectus supplement as determined above, the Assignor and the Assignee shall reasonably cooperate with one another in connection with the preparation and use of any supplement to the Prospectus Supplement required by the Assignee or the Assignor in its reasonable discretion in order to correct any untrue statement of a material fact in the Prospectus Supplement, or to prevent any omission of a material fact necessary to make the statements in the Prospectus Supplement not misleading in light of the circumstances in which they are made in connection with the disposition of the Retained Notes.
          15. Capitalized terms used in this Agreement (including the exhibits hereto unless otherwise stated) but not defined in this Agreement shall have the meanings given to such terms in the Indenture.
[SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

NIC WL II LLC

By:
Name: Ken Riis
Title: President

BEAR STEARNS ASSET BACKED SECURITIES I LLC

By:
Name:
Title:

FREMONT INVESTMENT & LOAN

By:
Name:
Title:

NATIONSTAR MORTGAGE LLC

By:
Name:
Title:

EXHIBIT A
Mortgage Loan Schedule
[Same as Exhibit B Mortgage Loan Schedule below]

EXHIBIT B
Representations and Warranties
     For purposes of this Exhibit the term “Servicing Transfer Date” therein shall mean the close of business on July 5, 2007. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Purchase Agreement.

Subsection 7.01.	Representations and Warranties Respecting the Seller
          (a) The Seller represents, warrants and covenants as of the date hereof (the “Reconstitution Date”) that:
          (i) The Seller is an industrial bank duly organized, validly existing and in good standing under the laws of California. The Seller has all licenses necessary to carry out its business as now being conducted, and is licensed and qualified to transact business in and is in good standing under the laws of each state in which any Mortgaged Property is located or is otherwise exempt under applicable law from such licensing or qualification or is otherwise not required under applicable law to effect such licensing or qualification and no demand for such licensing or qualification has been made upon the Seller by any such state, and in any event the Seller is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of this Agreement. No licenses or approvals obtained by the Seller have been suspended or revoked by any court, administrative agency, arbitrator or governmental body and no proceedings are pending which might result in such suspension or revocation;
          (ii) The Seller has the full corporate power and authority to hold each Mortgage Loan, to sell each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Seller has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization;
          (iii) The execution and delivery of this Agreement by the Seller and the performance of and compliance with the terms of this Agreement will not violate the Seller’s organizational documents or constitute a default under or result in a breach or acceleration of, any material contract, agreement or other instrument to which the Seller is a party or which may be applicable to the Seller or its assets;
          (iv) The Seller is not in violation of, and the execution and delivery of this Agreement by the Seller and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Seller or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Seller or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;
          (v) The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement applicable to the Seller;
          (vi) Immediately prior to the payment of the Purchase Price for each Mortgage Loan, the Seller or the Servicer was the owner of the related Mortgage and the indebtedness evidenced by the related Mortgage Note and upon the payment of the Purchase Price by the Purchaser;
          (vii) There are no actions, proceedings or regulatory orders (including the Cease and Desist Order) against, or investigations of, the Seller before any court, administrative, regulatory body or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or any Mortgage Loan;
          (viii) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Reconstitution Date;
          (ix) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions;
          (x) Neither this Agreement nor any written statement, report or other document prepared and furnished or to be prepared and furnished by the Seller pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;
          (xi) The transfer of the Mortgage Loans shall be treated as a sale on the books and records of Seller, and Seller has determined that, and will treat, the disposition of the Mortgage Loans pursuant to this Agreement for tax and accounting purposes as a sale;

          (xii) The consideration received by the Seller upon the sale of the Mortgage loans constitutes fair consideration and reasonably equivalent value for such Mortgage Loans;
          (xiii) Seller is solvent and will not be rendered insolvent by the consummation of the transactions contemplated hereby. The Seller is not transferring any Mortgage loan with any intent to hinder, delay or defraud any of its creditors;
          (xiv) The Seller has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans;
          (xv) As of the Closing Date the Seller was the sole legal, beneficial and equitable owner of the Mortgage Note and the Mortgage and has full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;
          (xvi) The Mortgage Loans were not intentionally selected in a manner so as to affect adversely the interests of the Purchaser;
          (xvii) The Seller is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Designated Mortgage Loans for as long as such Mortgage Loans are registered with MERS; and
          (xviii) The Sale of the Mortgage Loans will not result in a Material Adverse Change with respect to the Seller.

Subsection 7.02	Representations and Warranties Regarding Individual Mortgage Loans.
          The Seller hereby represents and warrants as to each Mortgage Loan, as of the Reconstitution Date, except as otherwise provided herein:
          (i) The information set forth in the Mortgage Loan Schedule attached hereto as Exhibit A is complete, true and correct;
          (ii) The Mortgage Loan is in compliance with all requirements set forth in the related Confirmation, and the characteristics of the related Mortgage Loan Package as set forth in the related Confirmation are true and correct; provided, however, that in the event of any conflict between the terms of any Confirmation and this Agreement, the terms of the Agreement, subject to the exceptions disclosed on Exhibit B-1 with respect to the period commencing on the day following the sale of the related Mortgage Loan to the Initial Purchaser (the “Original Sale Date”) to and including the Servicing Transfer Date, shall control;

          (iii) Except as otherwise disclosed on Exhibit B-1 with respect to the period commencing on the day following the Original Sale Date to and including the Servicing Transfer Date, all payments required to be made up to the close of business on the Cut-off Date for such Mortgage Loan under the terms of the Mortgage Note have been made; neither the Seller nor the Servicer has advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Note or Mortgage;
          (iv) As of the Servicing Transfer Date, there are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property;
          (v) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Custodian; the substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the related policy, and is reflected on the related Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Custodian and the terms of which are reflected in the related Mortgage Loan Schedule;
          (vi) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and, as of the Servicing Transfer Date, no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto. Each Prepayment Charge or penalty with respect to any Mortgage Loan is permissible, enforceable and collectible under applicable federal, state and local law;
          (vii) All buildings upon the Mortgaged Property are insured by a Qualified Insurer acceptable to Fannie Mae and Freddie Mac against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to insurance policies providing coverage in an amount not less than the greatest of (i) 100% of the replacement cost of all improvements to the Mortgaged Property, (ii) either (A) the outstanding principal balance of the Mortgage Loan with respect to each first lien Mortgage Loan or (B) with respect to each second lien Mortgage Loan, the sum of the outstanding principal balance of the related first lien mortgage loan and the outstanding principal balance of the second lien Mortgage Loan, or (iii) the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property, and consistent with the amount that would have been required as of the date of origination in accordance with the Underwriting Guidelines; provided that, such amount shall not exceed the amount provided under applicable law. All such insurance policies contain a standard mortgagee clause naming the Seller, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a Flood Hazard Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of Fannie Mae and Freddie Mac. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor;
          (viii) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, predatory, abusive and fair lending laws, consumer credit protection, equal credit opportunity, fair housing or disclosure laws and orders from regulatory authorities applicable to the origination and servicing of mortgage loans of a type similar to the Mortgage Loans and applicable to any prepayment penalty associated with the Mortgage Loans at origination have been complied with in all material respects;
          (ix) The Mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release;
          (x) The Mortgage (including any Negative Amortization which may arise thereunder) is a valid, existing and enforceable (A) first lien and first priority security interest with respect to each Mortgage Loan which is indicated by the Seller to be a first lien (as reflected on the Mortgage Loan Schedule), or (B) second lien and second priority security interest with respect to each Mortgage Loan which is indicated by the Seller to be a second lien (as reflected on the Mortgage Loan Schedule), in either case, on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (a) the lien of current real property taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender’s title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, (c) with respect to each Mortgage Loan which is indicated by the Seller to be a second lien Mortgage Loan (as reflected on the Mortgage Loan Schedule) a first lien on the Mortgaged Property; and (d) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first or second lien and first or second priority security interest (in each case, as indicated on the Mortgage Loan Schedule) on the property described therein and the Seller has full right to sell and assign the same to the Purchaser;
          (xi) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms;
          (xii) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties. The Mortgagor is a natural person;
          (xiii) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage;
          (xiv) The Seller was the sole legal, beneficial and equitable owner of the Mortgage Note and the Mortgage and on the Original Sale Date had full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;
          (xv) All parties other than the Initial Purchaser, Nationstar or any of their assignees, which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable “doing business” and licensing requirements of the laws of the state wherein the Mortgaged Property is located;
          (xvi) The Mortgage Loan is covered by an American Land Title Association (“ALTA”) lender’s title insurance policy or a comparable form in the States of California or Texas (which, in the case of an Adjustable Rate Mortgage Loan has an adjustable rate mortgage endorsement in the form of ALTA 6.0 or 6. 1), issued by a title insurer acceptable to Fannie Mae and Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (x)(a) and (b), and with respect to any second lien Mortgage Loan (c), above) the Seller or the Servicer, its successors and assigns as to the first or second priority lien (as indicated on the Mortgage Loan Schedule) of the Mortgage in the original principal amount of the Mortgage Loan (including, if the Mortgage Loan provides for Negative Amortization, the maximum amount of Negative Amortization in accordance with the Mortgage) and, with respect to any Adjustable Rate Mortgage Loan, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Interest Rate and Monthly Payment and Negative Amortization provisions of the Mortgage Note. Additionally, such lender’s title insurance policy affirmatively insures ingress and egress to and from the Mortgaged Property, and against encroachments by or upon the Mortgaged Property or any interest therein. The Seller is the sole insured of such lender’s title insurance policy, and such lender’s title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. As of the Servicing Transfer Date, no claims have been made under such lender’s title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy;
          (xvii) Other than payment delinquencies of less than one calendar month, there is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither the Seller nor the Servicer has waived any default, breach, violation or event of acceleration. With respect to each second lien Mortgage Loan (i) to the best of the Seller’s knowledge, as of the Servicing Transfer Date, the related first lien mortgage loan is in full force and effect, (ii) to the best of the Seller’s knowledge after inquiry based on Accepted Servicing Practices, other than payment delinquencies of less than one calendar month, there is no default, breach, violation or event of acceleration existing under such first lien mortgage or the related mortgage note, (iii) to the best of the Seller’s knowledge after inquiry based on Accepted Servicing Practices, as of the Servicing Transfer Date, there is no current event other than payment defaults of less than one month which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration thereunder, (iv) either (A) the first lien mortgage contains a provision which allows or (B) applicable law requires, the mortgagee under the second lien Mortgage Loan to receive notice of, and affords such mortgagee an opportunity to cure any default by payment in full or otherwise under the first lien mortgage, (v) the related first lien does not provide for or permit negative amortization under such first lien Mortgage Loan, and (vi) either no consent for the Mortgage Loan is required by the holder of the first lien or such consent has been obtained and is contained in the Mortgage File;
          (xviii) There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;
          (xix) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property;
          (xx) The Mortgage Loans were originated by the Seller or by a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved as such by the Secretary of HUD;
          (xxi) Principal payments on the Mortgage Loan commenced no more than sixty (60) days after the proceeds of the Mortgage Loan were disbursed. The Mortgage Loan bears interest at the Mortgage Interest Rate. With respect to each Mortgage Loan which is not a Negative Amortization Loan, the Mortgage Note is payable on the day of each month specified in the related Mortgage Note in Monthly Payments, which, in the case of a Fixed Rate Mortgage Loans, are sufficient to fully amortize the original principal balance over the original term thereof (other than with respect to a Mortgage Loan identified on the related Mortgage Loan Schedule as an interest-only Mortgage Loan during the interest-only period or a Mortgage Loan which is identified on the related Mortgage Loan Schedule as a Balloon Mortgage Loan) and to pay interest at the related Mortgage Interest Rate, and, in the case of an Adjustable Rate Mortgage Loan, are changed on each Adjustment Date, and in any case, are sufficient to fully amortize the original principal balance over the original term thereof (other than with respect to a Mortgage Loan identified on the related Mortgage Loan Schedule as an interest-only Mortgage Loan during the interest-only period or a Mortgage Loan which is identified on the related Mortgage Loan Schedule as a Balloon Mortgage Loan) and to pay interest at the related Mortgage Interest Rate. With respect to each Negative Amortization Mortgage Loan, the related Mortgage Note requires a Monthly Payment which is sufficient during the period following each Payment Adjustment Date, to fully amortize the outstanding principal balance as of the first day of such period (including any Negative Amortization) over the then remaining term of such Mortgage Note and to pay interest at the related Mortgage Interest Rate; provided, that the Monthly Payment shall not increase to an amount that exceeds 107.5% of the amount of the Monthly Payment that was due immediately prior to the Payment Adjustment Date; provided, further, that the payment adjustment cap shall not be applicable with respect to the adjustment made to the Monthly Payment that occurs in a year in which the Mortgage Loan has been outstanding for a multiple of five (5) years and in any such year the Monthly Payment shall be adjusted to fully amortize the Mortgage Loan over the remaining term. With respect to each Mortgage Loan identified on the Mortgage Loan Schedule as an interest-only Mortgage Loan, the interest-only period shall not exceed ten (10) years (or such other period specified on the Mortgage Loan Schedule) and following the expiration of such interest-only period, the remaining Monthly Payments shall be sufficient to fully amortize the original principal balance over the remaining term of the Mortgage Loan and to pay interest at the related Mortgage Interest Rate. With respect to each Balloon Mortgage Loan, the Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over a term greater than the original term thereof and to pay interest at the related Mortgage Interest Rate and requires a final Monthly Payment substantially greater than the preceding monthly payment which is sufficient to repay the remaining unpaid principal balance of the Balloon Mortgage Loan at the Due Date of such monthly payment. The Index for each Adjustable Rate Mortgage Loan is as set forth on the Mortgage Loan Schedule. No Mortgage Loan is a Convertible Mortgage Loan. No Balloon Mortgage Loan has an original stated maturity of less than seven (7) years;
          (xxii) The origination, servicing and collection practices used with respect to each Mortgage Note and Mortgage including, without limitation, the establishment, maintenance and servicing of the Escrow Accounts and Escrow Payments, if any, since origination and to and including the Servicing Transfer Date, have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing industry. The Mortgage Loan has been serviced by the Servicer and any predecessor servicer in accordance with the terms of the Mortgage Note and Accepted Servicing Practices up to the Servicing Transfer Date. With respect to escrow deposits and Escrow Payments, if any, and as of the Servicing Transfer Date, all such payments are in the possession of, or under the control of, the Servicer and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or Escrow Payments or other charges or payments due the Servicer have been capitalized under any Mortgage or the related Mortgage Note and no such escrow deposits or Escrow Payments are being held by the Servicer for any work on a Mortgaged Property which has not been completed; provided that up to the Servicing Transfer Date, certain Insurance Proceeds may be held by the Servicer in escrow pending the completion of repairs which are required to be made to a Mortgaged Property in connection with the payment of such Insurance Proceeds;
          (xxiii) To the best of the Seller’s knowledge, after inquiry based on Accepted Servicing Practices and subject to the exceptions in Exhibit B-1 with respect to the period commencing on the day following the sale of the related Mortgage Loan to the Initial Purchaser to and including the Servicing Transfer Date, the Mortgaged Property is free of damage and waste and there is no proceeding pending for the total or partial condemnation thereof;
          (xxiv) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (b) otherwise by judicial foreclosure. The Mortgaged Property is not subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage. As of the Servicing Transfer Date, the Mortgagor has not notified the Servicer and the Servicer has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers’ Civil Relief Act or any similar state law;

          (xxv) The Mortgage Loan was underwritten in accordance with the published underwriting standards of Seller in effect at the time the Mortgage Loan was originated; and the Mortgage Note and Mortgage are on forms acceptable to prudent lenders in the secondary market;
          (xxvi) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (x) above;
          (xxvii) The Mortgage File contains an appraisal of the related Mortgaged Property which satisfied the standards of Fannie Mae and Freddie Mac, was on appraisal form 1004, form 1025 and form 1073 with an interior inspection and was made and signed, prior to the approval of the Mortgage Loan application, by a qualified appraiser, duly appointed by the Servicer, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the Mortgage Loan and who met the minimum qualifications of Fannie Mae and Freddie Mac. Each appraisal of the Mortgage Loan was made in accordance with the relevant provisions of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989;
          (xxviii) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the Mortgagor;
          (xxix) No Mortgage Loan contains provisions pursuant to which Monthly Payments are (a) paid or partially paid with funds deposited in any separate account established by the Servicer, the Mortgagor, or anyone on behalf of the Mortgagor, (b) paid by any source other than the Mortgagor or (c) contains any other similar provisions which may constitute a “buydown” provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;
          (xxx) The Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by applicable law with respect to the making of fixed rate mortgage loans in the case of Fixed Rate Mortgage Loans, and adjustable rate mortgage loans in the case of Adjustable Rate Mortgage Loans and rescission materials with respect to Refinanced Mortgage Loans, and such statement is and will remain in the Mortgage File;
          (xxxi) No Mortgage Loan was made in connection with (a) the construction or rehabilitation of a Mortgaged Property (other than a construction to permanent loan that has converted to a permanent loan in accordance with Fannie Mae guidelines; or (b) facilitating the trade-in or exchange of a Mortgaged Property;

          (xxxii) The Servicer has no knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor’s credit standing that can reasonably be expected to cause the Mortgage Loan to be an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value of the Mortgage Loan;
          (xxxiii) No Mortgage Loan had an LTV or a CLTV at origination in excess of 100%. No Mortgage Loan is subject to a lender paid primary mortgage insurance policy;
          (xxxiv) To the best of the Seller’s knowledge, after inquiry based on Accepted Servicing Practices, the Mortgaged Property is lawfully occupied under applicable law; all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities;
          (xxxv) No error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including without limitation the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;
          (xxxvi) The Assignment of Mortgage is in recordable form, except for the name of the assignee which is blank, and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;
          (xxxvii) Any principal advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first or second (as indicated on the Mortgage Loan Schedule) lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee’s consolidated interest. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan plus any Negative Amortization;
          (xxxviii) If the Residential Dwelling on the Mortgaged Property is a condominium unit or a unit in a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets the eligibility requirements of Fannie Mae and Freddie Mac;
          (xxxix) The source of the down payment with respect to each Mortgage Loan has been fully verified by the Servicer;

          (xl) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;
          (xli) The Mortgaged Property is in compliance with all applicable environmental laws pertaining to environmental hazards including, without limitation, asbestos, and neither the Seller or the Servicer nor, to the Seller’s or the Servicer’s knowledge, the related Mortgagor, has received any notice of any violation or potential violation of such law;
          (xlii) The Servicer shall, at its own expense, cause each Mortgage Loan to be covered by a Tax Service Contract which is assignable to the Purchaser or its designee; provided however, that if the Servicer fails to purchase such Tax Service Contract, the Servicer shall be required to reimburse the Purchaser for all costs and expenses incurred by the Purchaser in connection with the purchase of any such Tax Service Contract;
          (xliii) Each Mortgage Loan is covered by a Flood Zone Service Contract which is assignable to the Purchaser or its designee or, for each Mortgage Loan not covered by such Flood Zone Service Contract, the Servicer agrees to purchase such Flood Zone Service Contract;
          (xliv) No Mortgage Loan (a) (1) is subject to the provisions of the Homeownership and Equity Protection Act of 1994 as amended (“HOEPA”), (2) that is secured by the borrower’s principal residence has an APR or total points and fees that exceed the thresholds set by HOEPA and its implementing regulations, including 12 CFR 226.32 (a)(1)(i) and (ii)) and such requirement applies to other second mortgage loans or (3) has an “annual percentage rate” or “total points and fees” payable by the borrower (as each such term is defined under HOEPA) that equal or exceed the applicable thresholds defined under HOEPA (Section 32 of Regulation Z, 12 C.F.R. Section 226.32(a)(1)(i) and (ii)), (b) is a “high cost” mortgage loan, “covered” mortgage loan (excluding home loans defined as “covered home loans” pursuant to clause (1) of the definition of that term in the New Jersey Home Ownership Security Act that were originated between November 26, 2003 and July 7, 2004), “high risk home” mortgage loan, or “predatory” mortgage loan or any other comparable term, no matter how defined under any federal, state or local law, (c) is subject to any comparable federal, state or local statutes or regulations, or any other statute or regulation providing for heightened regulatory scrutiny or assignee liability to holders of such mortgage loans, or (d) is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the current Standard & Poor’s LEVELS® Glossary which is now Version 6.0 Revised, Appendix E);
          (xlv) No predatory, abusive, or deceptive lending practices, including but not limited to, the extension of credit to a Mortgagor without regard for the Mortgagor’s ability to repay the Mortgage Loan and the extension of credit to a mortgagor which has no apparent benefit to the Mortgagor, were employed in connection with the origination of the Mortgage Loan;

          (xlvi) The debt-to-income ratio of the related Mortgagor was not greater than 60% at the origination of the related Mortgage Loan;
          (xlvii) No Mortgagor was required to purchase any credit insurance product (e.g., life, mortgage, disability, accident, unemployment or health insurance product) or debt cancellation agreement as a condition of obtaining the extension of credit. No Mortgagor obtained a prepaid single premium credit insurance policy (e.g., life, mortgage, disability, accident, unemployment, health insurance or property) or debt cancellation agreement in connection with the origination of the Mortgage Loan. No proceeds from any Mortgage Loan were used to purchase single premium credit insurance policies or debt cancellation agreements as part of the origination of, or as a condition to closing, such Mortgage Loan;
          (xlviii) The Mortgage Loans were not selected from the outstanding one- to four-family mortgage loans in the Seller’s portfolio as to which the representations and warranties set forth in this Agreement could be made at the Reconstitution Date in a manner so as to affect adversely the interests of the Purchaser;
          (xlix) The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder;
          (l) The Mortgage Loan complies with all applicable consumer credit statutes and regulations, including, without limitation, the respective Uniform Consumer Credit Code laws in effect in Alabama, Colorado, Idaho, Indiana, Iowa, Kansas, Maine, Oklahoma, South Carolina, Utah, West Virginia and Wyoming, has been originated by a properly licensed entity, and in all other respects, complies with all of the material requirements of any such applicable laws;
          (li) The information set forth in the Mortgage Loan Schedule as to Prepayment Charges is complete, true and correct in all material respects and each Prepayment Charge is permissible, enforceable and collectable in accordance with its terms upon the Mortgagor’s full and voluntary principal payment under applicable law and each Prepayment Charge was originated in compliance with all applicable federal, state and local laws;
          (lii) Except as otherwise disclosed on Exhibit B-1 with respect to the period commencing on the day following the Original Sale Date to and including the Servicing Transfer Date, the Mortgage Loan was not prepaid in full prior to the Servicing Transfer Date and the Servicer has not received notification from a Mortgagor that a prepayment in full shall be made after the Servicing Transfer Date;
          (liii) No Mortgage Loan is secured by cooperative housing, commercial property or mixed use property;

          (liv) As of the Reconstitution Date, each Mortgage Loan is eligible for sale in the secondary market or for inclusion in a Securitization Transaction without unreasonable credit enhancement;
          (lv) Except as set forth on the related Mortgage Loan Schedule, none of the Mortgage Loans are subject to a Prepayment Charge. With respect to any Mortgage Loan that contains a provision permitting imposition of a premium upon a prepayment prior to maturity: (i) prior to the loan’s origination, the Mortgagor agreed to such premium in exchange for a monetary benefit, including but not limited to a rate or fee reduction, (ii) prior to the loan’s origination, the Mortgagor was offered the option of obtaining a Mortgage Loan that did not require the payment of such a premium; (iii) the Prepayment Charge was adequately disclosed to the Mortgagor in the loan documents pursuant to applicable state and federal law; (iv) the duration of the Prepayment Charge shall not exceed three (3) years from the date of the Mortgage Note; and (v) notwithstanding any state or federal law to the contrary, the Servicer shall not impose such Prepayment Charge in any instance when the mortgage debt is accelerated as the result of the Mortgagor’s default in making the loan payments;
          (lvi) Seller has complied with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 (collectively, the “Anti-Money Laundering Laws”); Seller has established an anti-money laundering compliance program as required by the Anti-Money Laundering Laws, has conducted the requisite due diligence in connection with the origination of each Mortgage Loan for purposes of the Anti-Money Laundering Laws, including with respect to the legitimacy of the applicable Mortgagor and the origin of the assets used by the said Mortgagor to purchase the Mortgaged Property, and maintains, and will maintain, sufficient information to identify and verify the identification of the applicable Mortgagor for purposes of the Anti-Money Laundering Laws. No Mortgage Loan is subject to nullification pursuant to Executive Order 13224 (the “Executive Order”) or the regulations promulgated by the Office of Foreign Assets Control of the United States Department of the Treasury (the “OFAC Regulations”) or in violation of the Executive Order or the OFAC Regulations, and no Mortgagor is subject to the provisions of such Executive Order or the OFAC Regulations nor listed as a “specially designated national or blocked person” for purposes of the OFAC Regulations;
          (lvii) Reserved;
          (lviii) With respect to each Mortgage Loan, the Servicer has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on the related borrower credit files to Equifax, Experian and Trans Union Credit Information Originator (three of the credit repositories), on a monthly basis and, for each Mortgage Loan, the Servicer will furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Originator (three of the credit repositories, on a monthly basis;

          (lix) All points and fees related to each Mortgage Loan were disclosed in writing to the related Mortgagor in accordance with applicable state and federal laws and regulations. Except as set forth on the Mortgage Loan Schedule, no Mortgagor was charged Points and Fees (whether or not financed) in an amount that exceeds the greater of (1) 5% of the principal amount of the Mortgage Loan or (2) $1,000. Except as set forth on the Mortgage Loan Schedule, no Mortgagor of a mortgage loan that is secured by the Mortgagor’s principal residence was charged Points and Fees in an amount greater than (a) $1,000 or (b) 5% of the principal amount of such loan, whichever is greater. “Points and Fees” (a) include origination, underwriting, broker and finder’s fees and charges that the lender imposed as a condition of making the mortgage loan, whether they are paid to the lender or a third party, and (b) exclude bona fide discount points, fees paid for actual services rendered in connection with the origination of the mortgage (such as attorneys’ fees, notaries fees and fees paid for property appraisals, credit reports, surveys, title examinations and extracts, flood and tax certifications, and home inspections); the cost of mortgage insurance or credit-risk price adjustments; the costs of title, hazard, and flood insurance policies; state and local transfer taxes or fees; escrow deposits for the future payment of taxes and insurance premiums; and other miscellaneous fees and charges, which miscellaneous fees and charges, in total, do not exceed 0.25 percent of the loan amount. All points, fees and charges (including finance charges) and whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Mortgage Loan were disclosed in writing to the related Mortgagor in accordance with applicable state and federal laws and regulations;
          (lx) As of the Servicing Transfer Date, the Servicer has transmitted full-file credit reporting data for each Mortgage Loan pursuant to Fannie Mae Guide Announcement 95-19 and for each Mortgage Loan, Servicer agrees it shall report one of the following statuses each month as follows: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, or charged-off;
          (lxi) With respect to any Mortgage Loan which is secured by manufactured housing, if such Mortgage Loans are permitted hereunder, such Mortgage Loan satisfies the requirements for inclusion in residential mortgage backed securities transactions rated by Standard & Poor’s Ratings Services and such manufactured housing will be the principal residence of the Mortgagor upon the origination of the Mortgage Loan. With respect to any Mortgage Loan which is secured by manufactured housing, upon the origination of such mortgage loan the manufactured housing unit either: (i) will be the principal residence of the Mortgagor or (ii) will be classified as real property under applicable state law;
          (lxii) No Mortgage Loan is a “High-Risk Home Loan” as defined in the Illinois High-Risk Home Loan Act effective January 1, 2004 (815 Ill. Comp. Stat. 137/1 et seq.). Each Mortgage Loan secured by property located within the Cook County, Illinois anti-predatory lending Pilot Program area (i.e., ZIP Codes 60620, 60621, 60623, 60628, 60629, 60632, 60636, 60638, 60643 and 60652) complies with the recording requirements outlined in Illinois House

Bill 4050 and Senate Bill 304 effective September 1, 2006 for the period of time such Pilot Program was in effect;
          (lxiii) No Mortgage Loan is secured by real property or secured by a manufactured home located in the state of Georgia unless (x) such Mortgage Loan was originated prior to October 1, 2002 or after March 6, 2003, or (y) the property securing the Mortgage Loan is not, nor will be, occupied by the Mortgagor as the Mortgagor’s principal dwelling. No Mortgage Loan is a “High Cost Home Loan” as defined in the Georgia Fair Lending Act, as amended (the “Georgia Act”). Each Mortgage Loan that is a “Home Loan” under the Georgia Act complies with all applicable provisions of the Georgia Act. No Mortgage Loan secured by owner occupied real property or an owner occupied manufactured home located in the State of Georgia was originated (or modified) on or after October 1, 2002 through and including March 6, 2003. No Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act;
          (lxiv) No Mortgage Loan is a “High-Cost” loan as defined under the New York Banking Law Section 6-1, effective as of April 1, 2003;
          (lxv) No Mortgage Loan (a) is secured by property located in the State of New York; (b) had an unpaid principal balance at origination of $300,000 or less, and (c) has an application date on or after April 1, 2003, the terms of which Mortgage Loan equal or exceed either the APR or the points and fees threshold for “high-cost home loans”, as defined in Section 6-1 of the New York State Banking Law;
          (lxvi) No Mortgage Loan is a “High Cost Home Loan” as defined in the Arkansas Home Loan Protection Act effective July 16, 2003 (Act 1340 or 2003);
          (lxvii) No Mortgage Loan is a “High Cost Home Loan” as defined in the Kentucky high-cost loan statute effective June 24, 2003 (Ky. Rev. Stat. Section 360.100);
          (lxviii) No Mortgage Loan secured by property located in the State of Nevada is a “home loan” as defined in the Nevada Assembly Bill No. 284;
          (lxix) No Mortgage Loan is a “manufactured housing loan” or “home improvement home loan” pursuant to the New Jersey Home Ownership Act. No Mortgage Loan is a “High-Cost Home Loan” or a refinanced “Covered Home Loan,” in each case, as defined in the New Jersey Home Ownership Act effective November 27, 2003 (N.J.S.A. 46;10B-22 et seq.);
          (lxx) No Mortgage Loan is a subsection 10 mortgage under the Oklahoma Home Ownership and Equity protection Act;

          (lxxi) No Mortgage Loan is a “High-Cost Home Loan” as defined in the New Mexico Home Loan Protection Act effective January 1, 2004 (N.M. Stat. Ann. §§ 58-21A-1 et seq.);
          (lxxii) No Mortgage Loan is a “High-Risk Home Loan” as defined in the Illinois High-Risk Home Loan Act effective January 1, 2004 (815 Ill. Comp. Stat. 137/1 et seq.);
          (lxxiii) No Loan that is secured by property located within the State of Maine meets the definition of a (i) “high-rate, high-fee” mortgage loan under Article VIII, Title 9-A of the Maine Consumer Credit Code or (ii) “High-Cost Home Loan” as defined under the Maine House Bill 383 L.D. 494, effective as of September 13, 2003;
          (lxxiv) Reserved;
          (lxxv) No Mortgage Loan is a “High Cost Home Mortgage Loan” as defined in the Massachusetts Predatory Home Loan Practices Act, effective November 7, 2004 (Mass. Ann. Laws Ch. 183C). No Mortgage Loan secured by a Mortgaged Property located in the Commonwealth of Massachusetts was made to pay off or refinance an existing loan or other debt of the related borrower (as the term “borrower” is defined in the regulations promulgated by the Massachusetts Secretary of State in connection with Massachusetts House Bill 4880 (2004)) unless either (1) (a) the related Mortgage Interest Rate (that would be effective once the introductory rate expires, with respect to Adjustable Rate Mortgage Loans) did or would not exceed by more than 2.25% the yield on United States Treasury securities having comparable periods of maturity to the maturity of the related Mortgage Loan as of the fifteenth day of the month immediately preceding the month in which the application for the extension of credit was received by the related lender or (b) the Mortgage Loan is an “open-end home loan” (as such term is used in the Massachusetts House Bill 4880 (2004)) and the related Mortgage Note provides that the related Mortgage Interest Rate may not exceed at any time the Prime rate index as published in The Wall Street Journal plus a margin of one percent, or (2) such Mortgage Loan is in the “borrower’s interest,” as documented by a “borrower’s interest worksheet” for the particular Mortgage Loan, which worksheet incorporates the factors set forth in Massachusetts House Bill 4880 (2004) and the regulations promulgated thereunder for determining “borrower’s interest,” and otherwise complies in all material respects with the laws of the Commonwealth of Massachusetts;
          (lxxvi) No Loan is a “High Cost Home Loan” as defined by the Indiana Home Loan Practices Act, effective January 1, 2005 (Ind. Code Ann. §§ 24-9-1 et seq.);
          (lxxvii) The Mortgagee has not made or caused to be made any payment in the nature of an “average” or “yield spread premium” to a mortgage broker or a like Person which has not been fully disclosed to the Mortgagor;
          (lxxviii) The sale or transfer of the Mortgage Loan by the Seller complies with all applicable federal, state, and local laws, rules, and regulations governing such sale or transfer,

including, without limitation, the Fair and Accurate Credit Transactions Act (“FACT Act”) and the Fair Credit Reporting Act, each as may be amended from time to time, and the Seller has not received any actual or constructive notice of any identity theft, fraud, or other misrepresentation in connection with such Mortgage Loan or any party thereto;
          (lxxix) With respect to each MERS Loan, a MIN has been assigned by MERS and such MIN is accurately provided on the Mortgage Loan Schedule. The related Assignment of Mortgage to MERS has been duly and properly recorded, or has been delivered for recording to the applicable recording office;
          (lxxx) With respect to each MERS Loan, Seller has not received any notice of liens or legal actions with respect to such Mortgage Loan and no such notices have been electronically posted by MERS;
          (lxxxi) With respect to each second lien Mortgage Loan, either no consent for the Mortgage Loan is required by the holder of the first lien or such consent has been obtained and is contained in the Mortgage File;
          (lxxxii) No Mortgage Loan contains any obligation, conditional or otherwise, requiring the owner of such Mortgage Loan to offer a new loan to the related Mortgagor to refinance the principal balance of the Mortgage Loan, or any portion thereof, or to extend the maturity date thereof;
          (lxxxiii) Each Mortgage Loan contains a customary “due on sale” clause;
          (lxxxiv) Any leasehold estate securing a Mortgage Loan has a term of not less than five years in excess of the term of the related Mortgage Loan;
          (lxxxv) If the Mortgage Loan provides that the interest rate on the principal balance of the related Mortgage Loan may be adjusted, all of the terms of the related Mortgage pertaining to interest rate adjustments and adjustments of the outstanding principal balance have been made in accordance with the terms of the related Mortgage Noted and applicable law and are enforceable and such adjustments will not affect the priority of the Mortgage lie;
          (lxxxvi) Each Mortgage Loan constitutes a “qualified mortgage” under Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1);
          (lxxxvii) No Mortgage Loan is currently delinquent and has not been more than 30 days delinquent within twelve (12) months of the related Cut-off Date under the Office of Thrift Supervision delinquency methodology;
          (lxxxviii) Reserved;
          (lxxxix) With respect to each Mortgage Loan originated on or after August 1, 2004, neither the related mortgage nor the related mortgage note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction;
          (xc) With respect to any subordinate lien Mortgage Loan and except as set forth on the Mortgage Loan Schedule, such lien is on a one- to four-family residence that is (or will be) the principal residence of the Mortgagor; (i) no subordinate lien mortgage loan has an original principal balance that exceeds one-half of the one-unit limitation for first lien mortgage loans, i.e. $208,500 (in Alaska, Guam, Hawaii, Virgin Islands: $312,750), without regard to the number of units; and (ii) the original principal balance of the first lien mortgage loan plus the original principal balance of the any subordinate lien mortgage loans relating to the same mortgaged property does not exceed the applicable Freddie Mac loan limit for first lien mortgage loans for that property type;
          (xci) Except as set forth on the Mortgage Loan Schedule, no first lien mortgage loan has an original principal balance that exceeds the applicable Freddie Mac loan limit;
          (xcii) Except as set forth on the Mortgage Loan Schedule, no mortgage loan is “seasoned” (a seasoned mortgage loan is one where the date of the mortgage note is more than 1 year before the date of issuance of the related security);
          (xciii) No Mortgage Loan that was originated on or after October 31, 2004, is subject to mandatory arbitration except when the terms of the arbitration also contain a waiver provision that provides that in the event of a sale or transfer of the Mortgage Loan or interest in the Mortgage Loan to Fannie Mae, the terms of the arbitration are null and void and cannot be reinstated. The seller hereby covenants that the seller or servicer of the Mortgage Loan, as applicable, will notify the borrower in writing within 60 days of the sale or transfer of the Mortgage Loan to Fannie Mae that the terms of the arbitration are null and void;
          (xciv) No Mortgagor was encouraged or required to select a Mortgage Loan product offered by the Mortgage Loan’s originator which is a higher cost product designed for less creditworthy borrowers, unless at the time of the Mortgage Loan’s origination, such borrower did not qualify taking into account credit history and debt to income ratios for a lower cost credit product then offered by the Mortgage Loan’s originator or any affiliate of the Mortgage Loan’s originator. If, at the time of loan application, the borrower may have qualified for a lower cost credit product then offered by any mortgage lending affiliate of the Mortgage Loan’s originator, the Mortgage Loan’s originator referred the borrower’s application to such affiliate for underwriting consideration;
          (xcv) The methodology used in underwriting the extension of credit for each Mortgage Loan employs objective mathematical principles which relate the borrower’s income, assets and liabilities to the proposed payment and such underwriting methodology does not rely on the extent of the borrower’s equity in the collateral as the principal determining factor in approving such credit extension. Such underwriting methodology confirmed that at the time of origination (application/approval) the borrower had a reasonable ability to make timely payments on the Mortgage Loan.

EXHIBIT B-1

			Next
Loan Number	ARM	Note Date	Maturity	Loan Balance	Status
3000718007	Y	07/01/07	12/1/2056	$133,143.75	Delinquent Taxes
3000771571	Y	07/01/07	12/1/2036	$163,893.96	Delinquent Insurance
3001178994	N	07/01/07	2/1/2037	$343,824.92	Delinquent Insurance
3001219265	N	07/01/07	3/1/2037	$464,314.26	Delinquent Taxes
3001104347	Y	07/01/07	2/1/2057	$373,888.11	Delinquent Taxes
3001068673	N	08/01/07	2/1/2037	$447,923.90	Risk Management Litigation, Risk
3001069845	Y	07/01/07	2/1/2037	$108,892.96	Management
3000984384	Y	07/01/07	1/1/2057	$197,330.18	Sailors and Soldiers
3000984578	N	07/01/07	1/1/2037	$49,116.44	Sailors and Soldiers
3000724232	Y	07/01/07	12/1/2036	$294,012.86	Delinquent Insurance
3001054531	Y	07/01/07	2/1/2037	$179,380.89	Delinquent Taxes
3001116808	Y	07/01/07	2/1/2037	$63,793.74	Delinquent Taxes
3001185185	N	07/01/07	3/1/2037	$135,797.73	Delinquent Taxes
3001219540	Y	07/01/07	3/1/2037	$230,614.65	Bankruptcy
3001175263	Y	08/01/07	2/1/2037	$527,222.37	Sailors and Soldiers
3001023613	Y	08527	7/1/2007	$57,346.00	Delinquent Insurance
3000827269	Y	33023	7/1/2007	$57,346.00	Delinquent Insurance
3000818097	Y	46552	8/1/2007	$53,693.00	Delinquent Taxes
3000979720	Y	46342	7/1/2007	$50,041.00	Delinquent Taxes
3001075821	Y	46320	8/1/2007	$50,072.00	Delinquent Taxes

EXHIBIT C
Nationstar hereby represents and warrants as to each Mortgage Loan and as of the date hereof:
(i)	Except as otherwise disclosed on the Mortgage Loan Schedule, all payments required to be made between the Servicing Transfer Date and the date hereof for such Mortgage Loan under the terms of the Mortgage Note have been made; Nationstar has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Note or Mortgage;

(ii)	During the period commencing on the Servicing Transfer Date to and including the date hereof, there are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property;

(iii)	During the period commencing on the Servicing Transfer Date to and including the date hereof, no claims have been made under such lender’s title insurance policy, and no prior holder of the related Mortgage, including the Originator, has done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy;

(iv)	With respect to each second lien Mortgage Loan (i) during the period commencing on the Servicing Transfer Date to and including the date hereof, the related first lien mortgage loan is in full force and effect, (ii) during the period commencing the day after the Servicing Transfer Date to and including the date hereof, there is no current event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration thereunder;

(v)	The origination, servicing and collection practices used with respect to each Mortgage Note and Mortgage including, without limitation, the establishment, maintenance and servicing of the Escrow Accounts and Escrow Payments, if any, during the period commencing on the Servicing Transfer Date to and including the date hereof,, have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing industry. The Mortgage Loan has been serviced by Nationstar in accordance with the terms of the Mortgage Note and Accepted Servicing Practices. With respect to escrow deposits and Escrow Payments, if any, during the period commencing the day after the Servicing Transfer Date to and including the date hereof, all such payments are in the possession of, or under the control of, Nationstar and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or Escrow Payments or other charges or payments due Nationstar have been capitalized under any Mortgage or the related Mortgage Note and no such escrow deposits or Escrow Payments are being held by Nationstar for any work on a Mortgaged Property which has not been completed; provided that, certain Insurance Proceeds may be held by Nationstar in escrow pending the completion of repairs which are required to be made to a Mortgaged Property in connection with the payment of such Insurance Proceeds;

(vi)	During the period commencing on the Servicing Transfer Date to and including the date hereof, the Mortgagor has not notified Nationstar and Nationstar has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers’ Civil Relief Act or any similar state law;

(vii)	The Mortgage Loan was not prepaid in full prior during the period commencing on the Servicing Transfer Date to and including the date hereof, and Nationstar has not received notification from a Mortgagor that a prepayment in full shall be made after the Closing Date;

(viii)	As of the Closing Date, Nationstar will transmit full-file credit reporting data for each Mortgage Loan pursuant to Fannie Mae Guide Announcement 95-19 and for each Mortgage Loan, Servicer agrees it shall report one of the following statuses each month as follows: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, or charged-off; and

(ix)	To the best of the Nationstar’s knowledge, after inquiry based on Accepted Servicing Practices and with respect to the period commencing on the Servicing Transfer Date to and including the date hereof, the Mortgaged Property is free of damage and waste and there is no proceeding pending for the total or partial condemnation thereof.

EXHIBIT D
Assignor hereby represents and warrants as of the date hereof:
(a) Each Mortgage Loan and the prepayment penalty associated with such Mortgage Loan, if any, at the time of origination complied in all material respects with applicable local, state and federal laws, including, but not limited to, all applicable predatory and abusive lending laws;
(b) No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary which is now Version 6.0, Appendix E);
(c) No Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act

EXHIBIT B
MORTGAGE LOAN SCHEDULE

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
1	California	94937	Owner Occupied	Single Family	360	352	60.80	60.80	6.150	11/1/2006	10/1/2036	2,451.11	2,451.11	6/1/2007	456,000.00	455,070.59
2	Wisconsin	53066	Owner Occupied	Single Family	360	354	83.20	83.20	7.000	1/1/2007	12/1/2036	3,459.58	3,459.58	6/1/2007	520,000.00	517,404.94
3	California	92508	Owner Occupied	Single Family	360	354	93.64	93.64	6.700	1/1/2007	12/1/2036	3,794.24	3,794.24	6/1/2007	655,500.00	654,682.46
4	New York	10512	Owner Occupied	Single Family	360	354	94.47	94.47	7.950	1/1/2007	12/1/2036	2,424.51	2,424.51	6/1/2007	359,000.00	358,718.57
5	Colorado	80601	Investor	2 Family	360	355	79.21	79.21	7.750	2/1/2007	1/1/2037	1,078.21	1,078.21	6/1/2007	150,500.00	149,961.94
6	California	91506	Owner Occupied	Single Family	360	354	95.00	95.00	9.300	1/1/2007	12/1/2036	4,721.15	4,721.15	6/1/2007	603,250.00	602,968.83
7	Florida	32967	Owner Occupied	Single Family	360	355	85.00	85.00	6.800	2/1/2007	1/1/2037	1,302.23	1,302.23	6/1/2007	199,750.00	198,888.72
8	Maryland	21085	Owner Occupied	Single Family	360	354	84.80	84.80	7.150	1/1/2007	12/1/2036	1,299.98	1,299.98	6/1/2007	212,000.00	211,775.81
9	New Jersey	07055	Owner Occupied	Single Family	360	354	93.89	93.89	6.950	1/1/2007	12/1/2036	2,020.79	2,020.79	6/1/2007	338,000.00	337,615.23
10	New Jersey	08876	Owner Occupied	Condominium	360	355	90.00	90.00	6.650	2/1/2007	1/1/2037	1,588.87	1,588.87	6/1/2007	247,500.00	246,401.36
11	Maryland	20879	Owner Occupied	Single Family	360	355	88.24	94.80	6.950	2/1/2007	1/1/2037	3,475.23	3,475.23	6/1/2007	525,000.00	522,801.67
12	Virginia	22553	Owner Occupied	Single Family	360	356	79.69	99.62	7.050	3/1/2007	2/1/2037	1,259.48	1,259.48	6/1/2007	208,000.00	207,848.76
13	New York	11003	Owner Occupied	Single Family	360	356	64.88	64.88	5.990	3/1/2007	2/1/2037	1,585.94	1,585.94	6/1/2007	301,700.00	301,377.79
14	Virginia	22553	Owner Occupied	Single Family	360	356	99.62	99.62	12.325	3/1/2007	2/1/2037	547.93	547.93	6/1/2007	52,000.00	51,943.75
15	Nevada	89139	Owner Occupied	Single Family	360	355	90.00	90.00	7.300	2/1/2007	1/1/2037	1,743.06	1,743.06	6/1/2007	279,000.00	278,768.14
16	Florida	34135	Owner Occupied	Single Family	360	356	67.84	67.84	6.100	3/1/2007	2/1/2037	1,430.15	1,430.15	6/1/2007	236,000.00	235,071.01
17	Maryland	21208	Owner Occupied	Single Family	360	356	93.83	93.83	8.300	3/1/2007	2/1/2037	1,470.84	1,470.84	6/1/2007	209,250.00	209,155.54
18	California	93012	Owner Occupied	Single Family	360	356	61.43	61.43	6.200	3/1/2007	2/1/2037	2,633.62	2,633.62	6/1/2007	430,000.00	428,339.38
19	New York	12803	Owner Occupied	Single Family	360	356	85.00	85.00	7.950	3/1/2007	2/1/2037	872.56	872.56	6/1/2007	129,200.00	129,132.90
20	Michigan	48111	Owner Occupied	Single Family	360	356	94.96	94.96	8.700	3/1/2007	2/1/2037	1,939.43	1,939.43	6/1/2007	264,000.00	263,897.17
21	Florida	33647	Owner Occupied	Single Family	360	356	59.54	59.54	6.200	3/1/2007	2/1/2037	1,224.94	1,224.94	6/1/2007	200,000.00	195,814.27
22	California	94015	Owner Occupied	Single Family	360	356	36.22	36.22	6.100	3/1/2007	2/1/2037	1,624.07	1,624.07	6/1/2007	268,000.00	265,832.87
23	Florida	32967	Owner Occupied	Single Family	360	356	71.02	71.02	6.150	3/1/2007	2/1/2037	761.54	761.54	6/1/2007	125,000.00	124,512.62
24	Florida	32940	Owner Occupied	Single Family	360	357	81.68	81.68	6.450	4/1/2007	3/1/2037	2,326.50	2,326.50	6/1/2007	370,000.00	368,981.29
25	Virginia	23666	Owner Occupied	Single Family	360	356	80.83	80.83	8.950	3/1/2007	2/1/2037	925.83	925.83	6/1/2007	115,580.00	115,321.95
26	Colorado	80301	Owner Occupied	Single Family	360	356	35.67	35.67	8.900	3/1/2007	2/1/2037	803.12	803.12	6/1/2007	107,000.00	106,961.42
27	Maryland	20874	Owner Occupied	Single Family	360	356	84.13	84.13	6.100	3/1/2007	2/1/2037	1,605.89	1,605.89	6/1/2007	265,000.00	263,956.86
28	Oregon	97405	Owner Occupied	Single Family	360	356	98.13	98.13	8.250	3/1/2007	2/1/2037	2,572.17	2,572.17	6/1/2007	368,000.00	367,829.57
29	Connecticut	06106	Owner Occupied	Single Family	360	357	82.87	82.87	6.100	4/1/2007	3/1/2037	909.00	909.00	6/1/2007	150,000.00	149,558.27
30	California	90003	Owner Occupied	2 Family	360	356	88.46	88.46	5.875	3/1/2007	2/1/2037	2,516.19	2,516.19	6/1/2007	486,510.00	485,968.76
31	New Jersey	08854	Owner Occupied	Single Family	360	357	80.00	80.00	8.150	4/1/2007	3/1/2037	1,607.58	1,607.58	6/1/2007	216,000.00	215,575.39
32	New York	10466	Owner Occupied	Single Family	360	357	67.47	67.47	6.450	4/1/2007	3/1/2037	1,760.60	1,760.60	6/1/2007	280,000.00	279,229.07
33	Florida	34601	Owner Occupied	Single Family	360	357	88.95	88.95	8.350	4/1/2007	3/1/2037	640.78	640.78	6/1/2007	84,500.00	84,340.49
34	Florida	34982	Owner Occupied	Single Family	360	357	65.00	65.00	7.300	4/1/2007	3/1/2037	1,568.14	1,568.14	6/1/2007	243,750.00	243,492.45
35	New York	14150	Owner Occupied	Single Family	360	350	80.00	100.00	8.000	9/1/2006	8/1/2036	761.35	761.35	6/1/2007	103,760.00	103,042.56
36	New York	14150	Owner Occupied	Single Family	360	350	100.00	100.00	10.650	9/1/2006	8/1/2036	240.20	240.20	6/1/2007	25,940.00	25,836.10
37	California	92882	Owner Occupied	Condominium	360	349	80.00	100.00	7.550	8/1/2006	7/1/2036	1,328.30	1,328.30	6/1/2007	211,120.00	211,120.00
38	California	92882	Owner Occupied	Condominium	360	349	100.00	100.00	9.750	8/1/2006	7/1/2036	453.46	453.46	6/1/2007	52,780.00	52,497.88
39	Nevada	89121	Owner Occupied	Single Family	360	350	90.00	90.00	8.050	9/1/2006	8/1/2036	2,013.31	2,013.31	6/1/2007	288,000.00	287,161.91
40	California	93060	Owner Occupied	Condominium	360	350	95.00	95.00	8.800	9/1/2006	8/1/2036	3,842.37	3,842.37	6/1/2007	508,250.00	507,059.19

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
41	Minnesota	55070	Owner Occupied	Single Family	360	351	85.00	85.00	7.990	10/1/2006	9/1/2036	2,554.74	2,554.74	6/1/2007	348,500.00	346,334.16
42	California	91745	Owner Occupied	Single Family	360	351	80.00	80.00	8.950	10/1/2006	9/1/2036	4,742.08	4,742.08	6/1/2007	592,000.00	588,970.02
43	New York	11417	Owner Occupied	Single Family	360	351	85.00	85.00	6.700	10/1/2006	9/1/2036	2,605.31	2,605.31	6/1/2007	403,750.00	399,613.83
44	California	92592	Owner Occupied	Single Family	360	351	60.98	60.98	5.990	10/1/2006	9/1/2036	3,743.17	3,743.17	6/1/2007	625,000.00	619,276.26
45	California	92832	Owner Occupied	Single Family	360	351	80.00	100.00	7.590	10/1/2006	9/1/2036	2,925.46	2,925.46	6/1/2007	452,000.00	451,385.59
46	California	92832	Owner Occupied	Single Family	360	351	100.00	100.00	10.990	10/1/2006	9/1/2036	1,075.27	1,075.27	6/1/2007	113,000.00	112,622.99
47	Illinois	61104	Owner Occupied	Single Family	360	351	100.00	100.00	9.450	10/1/2006	9/1/2036	753.49	753.49	6/1/2007	90,000.00	89,584.40
48	California	92694	Owner Occupied	Single Family	360	351	50.00	50.00	5.990	10/1/2006	9/1/2036	5,989.08	5,989.08	6/1/2007	1,000,000.00	990,842.02
49	California	91340	Owner Occupied	Single Family	360	351	80.00	100.00	6.700	10/1/2006	9/1/2036	2,778.39	2,778.39	6/1/2007	480,000.00	479,094.45
50	California	91340	Owner Occupied	Single Family	360	351	100.00	100.00	10.750	10/1/2006	9/1/2036	1,120.18	1,120.18	6/1/2007	120,000.00	119,578.51
51	Colorado	80126	Investor	Single Family	360	351	80.00	80.00	9.200	10/1/2006	9/1/2036	2,517.74	2,517.74	6/1/2007	320,000.00	319,402.25
52	New York	11233	Owner Occupied	3 Family	360	351	58.33	58.34	8.500	10/1/2006	9/1/2036	2,691.20	2,691.20	6/1/2007	350,000.00	348,036.72
53	Ohio	45231	Owner Occupied	Single Family	360	351	80.00	100.00	6.990	10/1/2006	9/1/2036	1,994.61	1,994.61	6/1/2007	331,924.00	331,343.10
54	Ohio	45231	Owner Occupied	Single Family	360	351	100.00	100.00	11.250	10/1/2006	9/1/2036	805.96	805.96	6/1/2007	82,981.00	82,719.22
55	Illinois	60160	Owner Occupied	Single Family	360	351	100.00	100.00	8.750	10/1/2006	9/1/2036	1,466.73	1,466.73	6/1/2007	195,000.00	194,577.15
56	Massachusetts	02026	Owner Occupied	Single Family	360	351	82.67	82.67	8.400	10/1/2006	9/1/2036	2,249.04	2,249.04	6/1/2007	310,000.00	309,268.38
57	California	92106	Owner Occupied	Single Family	360	351	57.14	57.15	5.990	10/1/2006	9/1/2036	3,593.45	3,593.45	6/1/2007	600,000.00	594,505.13
58	Florida	33301	Owner Occupied	Single Family	360	351	62.57	62.57	6.150	10/1/2006	9/1/2036	3,144.51	3,144.51	6/1/2007	585,000.00	583,655.20
59	Ohio	43214	Owner Occupied	Single Family	360	352	80.00	100.00	8.950	11/1/2006	10/1/2036	4,934.33	4,934.33	6/1/2007	616,000.00	613,207.95
60	Georgia	30274	Owner Occupied	Single Family	360	352	90.00	90.00	8.750	11/1/2006	10/1/2036	1,168.25	1,168.25	6/1/2007	148,500.00	147,798.80
61	California	95403	Owner Occupied	Single Family	360	352	80.57	80.57	6.750	11/1/2006	10/1/2036	3,309.31	3,309.31	6/1/2007	568,000.00	567,067.32
62	Florida	33019	Owner Occupied	Condominium	360	352	80.00	80.00	9.450	11/1/2006	10/1/2036	2,225.11	2,225.11	6/1/2007	280,000.00	279,834.61
63	California	92029	Owner Occupied	Single Family	360	352	80.00	95.82	8.625	11/1/2006	10/1/2036	3,422.27	3,422.27	6/1/2007	440,000.00	437,868.80
64	New York	11756	Owner Occupied	Single Family	360	352	100.00	100.00	7.500	11/1/2006	10/1/2036	2,592.95	2,592.95	6/1/2007	405,000.00	404,389.07
65	New York	11701	Owner Occupied	Single Family	360	352	75.00	75.00	7.700	11/1/2006	10/1/2036	2,877.30	2,877.30	6/1/2007	438,750.00	438,242.81
66	Minnesota	55120	Owner Occupied	Single Family	360	352	80.00	80.00	9.850	11/1/2006	10/1/2036	4,630.98	4,630.98	6/1/2007	560,000.00	559,717.47
67	California	92405	Owner Occupied	Single Family	360	352	95.00	95.00	8.750	11/1/2006	10/1/2036	2,429.51	2,429.51	6/1/2007	323,000.00	322,390.20
68	California	94610	Owner Occupied	Single Family	360	353	81.63	81.64	7.700	12/1/2006	11/1/2036	5,246.36	5,246.36	6/1/2007	800,000.00	799,193.41
69	Florida	33912	Owner Occupied	Single Family	360	352	64.95	64.95	11.500	11/1/2006	10/1/2036	1,768.66	1,768.66	6/1/2007	178,600.00	176,956.98
70	Illinois	60644	Owner Occupied	2 Family	360	353	100.00	100.00	6.500	12/1/2006	11/1/2036	1,522.04	1,522.04	6/1/2007	270,000.00	269,576.39
71	Washington	98272	Owner Occupied	Single Family	360	353	88.74	88.74	7.450	12/1/2006	11/1/2036	1,654.52	1,654.52	6/1/2007	260,000.00	259,712.22
72	Massachusetts	02341	Owner Occupied	Single Family	360	352	94.66	94.66	8.600	11/1/2006	10/1/2036	4,505.41	4,505.41	6/1/2007	620,000.00	619,490.75
73	California	93550	Owner Occupied	Single Family	360	352	90.00	90.00	7.300	11/1/2006	10/1/2036	3,239.32	3,239.32	6/1/2007	472,500.00	469,276.52
74	Illinois	60016	Investor	Single Family	360	352	85.00	85.00	9.300	11/1/2006	10/1/2036	2,282.66	2,282.66	6/1/2007	276,250.00	275,084.99
75	Maryland	21228	Investor	Single Family	360	352	90.00	90.00	8.970	11/1/2006	10/1/2036	2,672.21	2,672.21	6/1/2007	333,000.00	331,496.84
76	Florida	33442	Owner Occupied	Single Family	360	352	90.00	90.00	7.150	11/1/2006	10/1/2036	2,069.53	2,069.53	6/1/2007	337,500.00	336,971.37
77	Illinois	60630	Owner Occupied	Single Family	360	352	75.00	75.00	7.875	11/1/2006	10/1/2036	4,769.99	4,769.99	6/1/2007	712,500.00	711,728.78
78	New York	11234	Owner Occupied	Single Family	360	352	90.00	90.00	7.700	11/1/2006	10/1/2036	3,305.20	3,305.20	6/1/2007	504,000.00	503,417.43
79	Florida	33054	Owner Occupied	Single Family	360	352	80.00	80.00	7.080	11/1/2006	10/1/2036	1,191.33	1,191.33	6/1/2007	196,000.00	195,714.73
80	Florida	33498	Owner Occupied	Single Family	360	352	85.00	95.13	6.850	11/1/2006	10/1/2036	5,012.73	5,012.73	6/1/2007	765,000.00	759,327.60

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
81	California	94702	Owner Occupied	Single Family	360	352	64.90	64.90	6.200	11/1/2006	10/1/2036	2,353.49	2,353.49	6/1/2007	434,830.00	433,959.44
82	California	92596	Owner Occupied	Single Family	360	352	74.11	74.11	9.900	11/1/2006	10/1/2036	3,611.29	3,611.29	6/1/2007	415,000.00	413,455.63
83	Virginia	23866	Owner Occupied	Single Family	360	352	80.00	80.00	9.550	11/1/2006	10/1/2036	874.91	874.91	6/1/2007	103,600.00	103,185.17
84	California	93535	Owner Occupied	Single Family	360	353	80.00	100.00	7.600	12/1/2006	11/1/2036	2,928.98	2,928.98	6/1/2007	452,000.00	451,469.06
85	California	93535	Owner Occupied	Single Family	360	353	100.00	100.00	10.950	12/1/2006	11/1/2036	1,071.86	1,071.86	6/1/2007	113,000.00	112,706.93
86	California	94523	Owner Occupied	Single Family	360	352	85.00	85.00	6.550	11/1/2006	10/1/2036	3,485.07	3,485.07	6/1/2007	614,125.00	612,103.50
87	Maryland	20876	Owner Occupied	Single Family	360	352	95.00	95.00	7.750	11/1/2006	10/1/2036	3,309.04	3,309.04	6/1/2007	501,600.00	501,030.94
88	Wisconsin	53224	Owner Occupied	Condominium	360	354	85.00	85.00	9.850	1/1/2007	12/1/2036	515.57	515.57	6/1/2007	59,500.00	59,332.99
89	California	90305	Owner Occupied	Single Family	360	352	90.00	90.00	9.150	11/1/2006	10/1/2036	4,369.19	4,369.19	6/1/2007	567,000.00	566,623.56
90	New Jersey	07418	Owner Occupied	Single Family	360	352	74.92	74.93	6.500	11/1/2006	10/1/2036	1,330.37	1,330.37	6/1/2007	236,000.00	235,575.73
91	California	93610	Owner Occupied	Single Family	360	352	88.42	88.43	5.750	11/1/2006	10/1/2036	2,133.70	2,133.70	6/1/2007	420,000.00	419,013.99
92	New York	11433	Owner Occupied	2 Family	360	353	57.57	57.57	9.650	12/1/2006	11/1/2036	2,981.37	2,981.37	6/1/2007	350,000.00	348,803.94
93	Wisconsin	53168	Owner Occupied	Single Family	360	353	85.00	85.00	8.500	12/1/2006	11/1/2036	5,681.64	5,681.64	6/1/2007	790,500.00	789,911.76
94	New York	10309	Owner Occupied	Single Family	360	353	63.21	63.22	12.600	12/1/2006	11/1/2036	3,608.32	3,608.32	6/1/2007	335,650.00	335,043.18
95	California	92021	Owner Occupied	Single Family	360	352	80.00	100.00	5.900	11/1/2006	10/1/2036	2,055.36	2,055.36	6/1/2007	396,000.00	395,118.05
96	Connecticut	06096	Owner Occupied	Single Family	360	352	95.00	95.00	6.990	11/1/2006	10/1/2036	1,832.52	1,832.52	6/1/2007	304,950.00	304,479.90
97	New York	11236	Owner Occupied	Single Family	360	352	74.96	74.96	8.150	11/1/2006	10/1/2036	3,082.18	3,082.18	6/1/2007	446,000.00	445,564.99
98	Illinois	61103	Investor	Single Family	360	353	85.00	85.00	8.000	12/1/2006	11/1/2036	548.51	548.51	6/1/2007	80,750.00	80,669.23
99	Hawaii	96818	Owner Occupied	Single Family	360	352	90.00	90.00	6.850	11/1/2006	10/1/2036	3,824.71	3,824.71	6/1/2007	648,000.00	646,973.98
100	California	91910	Owner Occupied	Single Family	360	352	73.53	73.53	8.950	11/1/2006	10/1/2036	3,772.86	3,772.86	6/1/2007	500,000.00	499,641.18
101	Michigan	48209	Investor	Single Family	360	352	80.00	80.00	11.450	11/1/2006	10/1/2036	560.32	560.32	6/1/2007	56,800.00	56,622.44
102	Massachusetts	02148	Owner Occupied	2 Family	360	353	100.00	100.00	9.250	12/1/2006	11/1/2036	4,204.46	4,204.46	6/1/2007	540,000.00	539,699.40
103	Oregon	97424	Owner Occupied	Single Family	360	354	90.00	90.00	8.500	1/1/2007	12/1/2036	1,196.70	1,196.70	6/1/2007	166,500.00	166,394.18
104	Pennsylvania	17404	Owner Occupied	Single Family	360	353	80.00	80.00	11.600	12/1/2006	11/1/2036	1,612.65	1,612.65	6/1/2007	161,600.00	161,233.50
105	Washington	98133	Owner Occupied	Single Family	360	353	80.00	80.00	7.500	12/1/2006	11/1/2036	2,366.30	2,366.30	6/1/2007	369,600.00	369,198.44
106	California	92028	Owner Occupied	Single Family	360	352	95.00	95.00	8.750	11/1/2006	10/1/2036	3,824.17	3,824.17	6/1/2007	517,750.00	517,348.58
107	California	91709	Owner Occupied	Single Family	360	352	90.00	90.00	7.650	11/1/2006	10/1/2036	4,634.99	4,634.99	6/1/2007	711,000.00	710,162.58
108	Maryland	21225	Owner Occupied	Single Family	360	353	95.00	95.00	9.100	12/1/2006	11/1/2036	2,005.22	2,005.22	6/1/2007	247,000.00	246,053.73
109	Virginia	22193	Owner Occupied	Single Family	360	353	80.00	100.00	7.250	12/1/2006	11/1/2036	2,114.75	2,114.75	6/1/2007	310,000.00	308,276.19
110	Virginia	22193	Owner Occupied	Single Family	360	353	100.00	100.00	11.250	12/1/2006	11/1/2036	752.73	752.73	6/1/2007	77,500.00	77,311.60
111	New York	10458	Owner Occupied	Single Family	360	353	94.00	94.00	7.500	12/1/2006	11/1/2036	3,009.10	3,009.10	6/1/2007	470,000.00	469,489.29
112	Illinois	60187	Owner Occupied	Single Family	360	353	85.00	85.00	8.550	12/1/2006	11/1/2036	1,842.91	1,842.91	6/1/2007	255,000.00	254,813.81
113	California	90221	Owner Occupied	Single Family	360	352	80.00	80.00	7.050	11/1/2006	10/1/2036	2,712.72	2,712.72	6/1/2007	448,000.00	444,890.85
114	New York	10466	Owner Occupied	Single Family	360	353	80.00	100.00	7.800	12/1/2006	11/1/2036	2,166.53	2,166.53	6/1/2007	326,480.00	326,146.91
115	California	92806	Owner Occupied	Single Family	360	352	94.91	94.91	7.150	11/1/2006	10/1/2036	3,771.15	3,771.15	6/1/2007	615,000.00	613,490.90
116	New York	10466	Owner Occupied	Single Family	360	353	100.00	100.00	11.475	12/1/2006	11/1/2036	806.52	806.52	6/1/2007	81,600.00	81,403.95
117	Illinois	61748	Owner Occupied	Single Family	360	353	90.00	90.00	7.490	12/1/2006	11/1/2036	1,983.48	1,983.48	6/1/2007	283,950.00	282,440.21
118	Arizona	85706	Owner Occupied	Single Family	360	353	80.00	100.00	7.750	12/1/2006	11/1/2036	746.99	746.99	6/1/2007	110,400.00	110,157.41
119	Arizona	85706	Owner Occupied	Single Family	360	353	100.00	100.00	10.550	12/1/2006	11/1/2036	253.50	253.50	6/1/2007	27,600.00	27,522.00
120	New York	11428	Owner Occupied	Single Family	360	353	89.58	89.59	6.530	12/1/2006	11/1/2036	2,433.70	2,433.70	6/1/2007	430,000.00	429,332.71

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
121	Virginia	20109	Owner Occupied	Single Family	360	353	75.00	75.00	10.500	12/1/2006	11/1/2036	3,224.46	3,224.46	6/1/2007	352,500.00	351,493.30
122	Illinois	60707	Owner Occupied	Condominium	360	353	79.83	79.84	8.850	12/1/2006	11/1/2036	1,508.32	1,508.32	6/1/2007	190,000.00	189,233.71
123	Nevada	89012	Owner Occupied	Single Family	360	352	78.52	78.52	7.850	11/1/2006	10/1/2036	3,537.83	3,537.83	6/1/2007	530,000.00	529,420.89
124	California	93534	Investor	Single Family	360	353	85.00	85.00	9.650	12/1/2006	11/1/2036	1,860.79	1,860.79	6/1/2007	229,500.00	229,334.09
125	Virginia	23223	Owner Occupied	Single Family	360	354	79.17	79.17	7.750	1/1/2007	12/1/2036	544.47	544.47	6/1/2007	76,000.00	75,672.94
126	Connecticut	06605	Owner Occupied	Single Family	360	353	70.00	70.00	9.500	12/1/2006	11/1/2036	1,912.94	1,912.94	6/1/2007	227,500.00	226,697.86
127	New York	11704	Owner Occupied	Single Family	360	353	85.00	85.00	9.000	12/1/2006	11/1/2036	3,610.79	3,610.79	6/1/2007	476,000.00	475,707.97
128	Illinois	61350	Owner Occupied	Single Family	360	353	81.75	81.75	9.100	12/1/2006	11/1/2036	1,061.87	1,061.87	6/1/2007	130,800.00	130,298.93
129	New York	11726	Owner Occupied	Single Family	360	353	90.00	90.00	6.750	12/1/2006	11/1/2036	2,176.11	2,176.11	6/1/2007	373,500.00	372,964.82
130	Pennsylvania	19050	Owner Occupied	Single Family	360	353	94.99	95.00	9.600	12/1/2006	11/1/2036	1,477.49	1,477.49	6/1/2007	174,200.00	173,528.41
131	New Jersey	82703	Owner Occupied	Single Family	360	354	44.44	44.45	8.400	1/1/2007	12/1/2036	609.47	609.47	6/1/2007	80,000.00	79,697.92
132	California	90249	Owner Occupied	Single Family	360	353	79.78	79.79	8.950	12/1/2006	11/1/2036	3,508.50	3,508.50	6/1/2007	438,000.00	436,269.42
133	New York	11436	Owner Occupied	Single Family	360	353	75.00	100.00	8.750	12/1/2006	11/1/2036	2,437.42	2,437.42	6/1/2007	330,000.00	329,776.97
134	California	95112	Owner Occupied	Single Family	360	353	90.00	90.00	8.250	12/1/2006	11/1/2036	4,434.89	4,434.89	6/1/2007	634,500.00	633,980.47
135	California	95436	Owner Occupied	Single Family	360	353	80.00	80.00	8.550	12/1/2006	11/1/2036	3,862.30	3,862.30	6/1/2007	500,000.00	497,856.00
136	California	94591	Investor	Single Family	360	353	90.00	90.00	7.750	12/1/2006	11/1/2036	1,623.84	1,623.84	6/1/2007	246,150.00	239,688.74
137	Massachusetts	01821	Owner Occupied	Single Family	360	353	95.00	95.00	7.650	12/1/2006	11/1/2036	3,305.76	3,305.76	6/1/2007	494,000.00	492,881.57
138	Massachusetts	02536	Owner Occupied	Single Family	360	353	77.14	77.15	8.900	12/1/2006	11/1/2036	2,026.56	2,026.56	6/1/2007	270,000.00	269,827.78
139	Massachusetts	01906	Owner Occupied	Single Family	360	353	95.00	95.00	7.350	12/1/2006	11/1/2036	3,992.59	3,992.59	6/1/2007	579,500.00	576,340.34
140	Illinois	60120	Owner Occupied	2 Family	360	354	80.00	100.00	8.500	1/1/2007	12/1/2036	1,045.72	1,045.72	6/1/2007	136,000.00	135,496.83
141	Illinois	60120	Owner Occupied	2 Family	360	354	100.00	100.00	10.790	1/1/2007	12/1/2036	318.41	318.41	6/1/2007	34,000.00	33,922.11
142	California	92691	Owner Occupied	Single Family	360	353	86.66	86.66	8.050	12/1/2006	11/1/2036	5,547.61	5,547.61	6/1/2007	812,000.00	811,283.22
143	Pennsylvania	18707	Owner Occupied	Single Family	360	353	80.00	80.00	8.550	12/1/2006	11/1/2036	865.15	865.15	6/1/2007	112,000.00	111,343.03
144	Florida	32209	Owner Occupied	Single Family	360	353	80.00	98.34	7.600	12/1/2006	11/1/2036	622.08	622.08	6/1/2007	96,000.00	95,899.55
145	Florida	32209	Owner Occupied	Single Family	180	173	98.33	98.34	10.300	12/1/2006	11/1/2021	240.47	240.47	6/1/2007	22,000.00	21,629.10
146	California	93010	Owner Occupied	Single Family	360	353	84.97	84.98	8.500	12/1/2006	11/1/2036	5,160.56	5,160.56	6/1/2007	718,000.00	717,466.22
147	Ohio	43123	Owner Occupied	Single Family	360	354	90.00	90.00	7.800	1/1/2007	12/1/2036	597.24	597.24	6/1/2007	90,000.00	89,925.36
148	California	92316	Owner Occupied	Single Family	360	353	95.00	95.00	7.800	12/1/2006	11/1/2036	3,246.68	3,246.68	6/1/2007	489,250.00	488,720.21
149	California	90022	Owner Occupied	3 Family	360	353	89.82	89.83	6.500	12/1/2006	11/1/2036	3,382.30	3,382.30	6/1/2007	600,000.00	599,058.71
150	California	94928	Owner Occupied	Single Family	360	353	57.73	57.74	6.400	12/1/2006	11/1/2036	1,557.36	1,557.36	6/1/2007	280,000.00	279,544.58
151	New Jersey	08730	Owner Occupied	Single Family	360	353	80.00	80.00	9.500	12/1/2006	11/1/2036	6,389.66	6,389.66	6/1/2007	800,000.00	799,014.13
152	Virginia	23523	Investor	Single Family	360	355	72.46	72.47	9.100	2/1/2007	1/1/2037	766.57	766.57	6/1/2007	100,000.00	99,958.18
153	Florida	33328	Owner Occupied	Condominium	360	353	35.14	35.14	8.150	12/1/2006	11/1/2036	483.76	483.76	6/1/2007	65,000.00	64,697.79
154	Connecticut	06851	Owner Occupied	Condominium	360	354	80.00	95.00	6.900	1/1/2007	12/1/2036	1,568.28	1,568.28	6/1/2007	264,000.00	263,693.95
155	California	91342	Owner Occupied	Single Family	360	353	80.00	100.00	7.300	12/1/2006	11/1/2036	2,998.81	2,998.81	6/1/2007	480,000.00	479,438.15
156	California	91342	Owner Occupied	Single Family	360	353	100.00	100.00	11.975	12/1/2006	11/1/2036	1,232.03	1,232.03	6/1/2007	120,000.00	119,750.94
157	Virginia	22309	Owner Occupied	Single Family	360	353	100.00	100.00	7.600	12/1/2006	11/1/2036	4,405.13	4,405.13	6/1/2007	679,800.00	679,088.48
158	Minnesota	55363	Owner Occupied	Single Family	360	353	80.00	100.00	7.900	12/1/2006	11/1/2036	912.61	912.61	6/1/2007	135,920.00	135,792.88
159	Minnesota	55363	Owner Occupied	Single Family	360	353	100.00	100.00	10.550	12/1/2006	11/1/2036	312.10	312.10	6/1/2007	33,980.00	33,883.97
160	California	94538	Owner Occupied	Single Family	360	353	95.00	95.00	9.400	12/1/2006	11/1/2036	4,281.41	4,281.41	6/1/2007	541,500.00	541,215.77

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
161	Florida	33165	Owner Occupied	Single Family	360	353	84.00	84.00	6.790	12/1/2006	11/1/2036	2,459.80	2,459.80	6/1/2007	420,000.00	419,399.83
162	Connecticut	06851	Owner Occupied	Condominium	360	354	95.00	95.00	10.275	1/1/2007	12/1/2036	444.49	444.49	6/1/2007	49,500.00	49,352.57
163	New York	10457	Owner Occupied	2 Family	360	353	95.00	95.00	6.500	12/1/2006	11/1/2036	2,891.87	2,891.87	6/1/2007	513,000.00	512,195.17
164	California	93446	Owner Occupied	Single Family	360	353	85.00	85.00	8.150	12/1/2006	11/1/2036	3,524.47	3,524.47	6/1/2007	510,000.00	509,560.53
165	Nevada	89141	Second Home	Single Family	360	354	100.00	100.00	9.750	1/1/2007	12/1/2036	3,193.62	3,193.62	6/1/2007	390,000.00	389,834.85
166	Florida	33176	Owner Occupied	Single Family	360	354	80.00	100.00	7.550	1/1/2007	12/1/2036	1,264.75	1,264.75	6/1/2007	180,000.00	179,193.92
167	Florida	33176	Owner Occupied	Single Family	360	354	100.00	100.00	12.245	1/1/2007	12/1/2036	471.38	471.38	6/1/2007	45,000.00	44,756.72
168	Colorado	80020	Owner Occupied	Single Family	360	353	80.00	100.00	8.350	12/1/2006	11/1/2036	3,020.89	3,020.89	6/1/2007	427,368.00	427,031.19
169	Colorado	80020	Owner Occupied	Single Family	360	353	100.00	100.00	11.500	12/1/2006	11/1/2036	1,058.05	1,058.05	6/1/2007	106,842.00	106,595.97
170	California	94591	Owner Occupied	Single Family	360	353	85.00	85.00	6.600	12/1/2006	11/1/2036	2,568.68	2,568.68	6/1/2007	449,650.00	448,969.63
171	Michigan	48328	Investor	Single Family	360	354	90.00	90.00	8.990	1/1/2007	12/1/2036	1,367.44	1,367.44	6/1/2007	170,100.00	169,260.67
172	Washington	98374	Owner Occupied	Single Family	360	354	80.00	100.00	7.550	1/1/2007	12/1/2036	2,501.40	2,501.40	6/1/2007	356,000.00	354,405.71
173	California	94803	Owner Occupied	Single Family	360	353	57.32	57.33	7.390	12/1/2006	11/1/2036	2,842.69	2,842.69	6/1/2007	450,000.00	449,186.21
174	Idaho	83406	Owner Occupied	Single Family	360	353	80.00	100.00	7.200	12/1/2006	11/1/2036	1,604.31	1,604.31	6/1/2007	260,000.00	259,684.19
175	Florida	33162	Owner Occupied	Condominium	360	354	80.00	100.00	8.750	1/1/2007	12/1/2036	1,460.12	1,460.12	6/1/2007	185,600.00	184,947.47
176	Florida	33162	Owner Occupied	Condominium	360	354	100.00	100.00	12.075	1/1/2007	12/1/2036	479.96	479.96	6/1/2007	46,400.00	46,319.65
177	California	94607	Owner Occupied	Condominium	360	353	80.00	100.00	7.550	12/1/2006	11/1/2036	1,623.17	1,623.17	6/1/2007	252,000.00	251,731.27
178	New Jersey	08035	Owner Occupied	Single Family	360	355	54.81	54.82	9.750	2/1/2007	1/1/2037	1,271.55	1,271.55	6/1/2007	148,000.00	147,649.09
179	Wisconsin	53206	Owner Occupied	Single Family	360	353	100.00	100.00	7.990	12/1/2006	11/1/2036	712.41	712.41	6/1/2007	105,000.00	104,905.14
180	Texas	75165	Owner Occupied	Single Family	360	353	75.94	75.95	9.100	12/1/2006	11/1/2036	1,017.28	1,017.28	6/1/2007	125,307.00	124,826.93
181	Pennsylvania	19083	Owner Occupied	Single Family	360	353	60.00	60.00	7.600	12/1/2006	11/1/2036	1,270.93	1,270.93	6/1/2007	180,000.00	179,065.90
182	California	92653	Owner Occupied	Single Family	360	353	95.00	95.00	9.920	12/1/2006	11/1/2036	5,879.38	5,879.38	6/1/2007	674,500.00	672,322.00
183	California	94607	Owner Occupied	Condominium	360	353	100.00	100.00	11.275	12/1/2006	11/1/2036	613.09	613.09	6/1/2007	63,000.00	62,847.70
184	Kansas	66044	Owner Occupied	Single Family	360	355	69.72	69.72	8.850	2/1/2007	1/1/2037	739.12	739.12	6/1/2007	99,000.00	98,954.36
185	Hawaii	96740	Owner Occupied	Single Family	360	353	95.00	95.00	10.175	12/1/2006	11/1/2036	854.91	854.91	6/1/2007	96,000.00	95,659.20
186	California	92505	Owner Occupied	Single Family	360	353	80.00	100.00	8.000	12/1/2006	11/1/2036	4,048.47	4,048.47	6/1/2007	596,000.00	595,199.13
187	California	92505	Owner Occupied	Single Family	360	353	100.00	100.00	11.275	12/1/2006	11/1/2036	1,450.01	1,450.01	6/1/2007	149,000.00	148,279.81
188	Hawaii	96761	Owner Occupied	Single Family	360	353	72.31	72.32	7.400	12/1/2006	11/1/2036	3,416.14	3,416.14	6/1/2007	525,000.00	523,420.54
189	California	94547	Owner Occupied	Condominium	360	353	87.92	100.00	7.350	12/1/2006	11/1/2036	2,288.16	2,288.16	6/1/2007	364,000.00	363,581.76
190	Utah	84790	Owner Occupied	Single Family	360	353	80.00	98.00	6.490	12/1/2006	11/1/2036	1,298.00	1,298.00	6/1/2007	240,000.00	240,000.00
191	California	95648	Owner Occupied	Single Family	360	353	80.00	100.00	6.990	12/1/2006	11/1/2036	2,668.10	2,668.10	6/1/2007	444,000.00	443,413.65
192	California	95648	Owner Occupied	Single Family	360	353	100.00	100.00	11.075	12/1/2006	11/1/2036	1,063.37	1,063.37	6/1/2007	111,000.00	110,695.47
193	Illinois	60647	Owner Occupied	2 Family	360	353	90.00	90.00	8.500	12/1/2006	11/1/2036	3,570.70	3,570.70	6/1/2007	496,800.00	496,430.30
194	Illinois	60101	Owner Occupied	Single Family	360	353	87.79	87.79	8.500	12/1/2006	11/1/2036	5,994.29	5,994.29	6/1/2007	834,000.00	833,379.40
195	Illinois	61073	Owner Occupied	Single Family	360	353	80.00	100.00	7.950	12/1/2006	11/1/2036	988.71	988.71	6/1/2007	146,400.00	146,265.69
196	Illinois	61073	Owner Occupied	Single Family	360	353	100.00	100.00	11.990	12/1/2006	11/1/2036	376.19	376.19	6/1/2007	36,600.00	36,519.30
197	California	93560	Owner Occupied	Single Family	360	353	80.00	100.00	7.300	12/1/2006	11/1/2036	1,549.38	1,549.38	6/1/2007	248,000.00	247,709.76
198	California	93560	Owner Occupied	Single Family	360	353	100.00	100.00	10.025	12/1/2006	11/1/2036	545.24	545.24	6/1/2007	62,000.00	61,804.17
199	Florida	33176	Owner Occupied	Condominium	360	354	90.00	90.00	8.900	1/1/2007	12/1/2036	1,546.44	1,546.44	6/1/2007	202,500.00	202,227.61
200	California	94531	Owner Occupied	Single Family	360	353	80.00	100.00	9.990	12/1/2006	11/1/2036	3,856.16	3,856.16	6/1/2007	460,000.00	459,808.65

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
201	California	91384	Owner Occupied	Condominium	360	353	90.00	96.28	9.150	12/1/2006	11/1/2036	3,855.99	3,855.99	6/1/2007	500,400.00	500,110.35
202	North Carolina	27520	Owner Occupied	Single Family	360	354	90.00	100.00	9.400	1/1/2007	12/1/2036	837.09	837.09	6/1/2007	100,422.00	100,113.30
203	New York	11798	Owner Occupied	Single Family	360	353	80.00	80.00	7.500	12/1/2006	11/1/2036	1,737.31	1,737.31	6/1/2007	264,000.00	263,377.25
204	New Jersey	08879	Owner Occupied	Single Family	360	355	61.79	61.79	8.850	2/1/2007	1/1/2037	1,373.37	1,373.37	6/1/2007	173,000.00	172,505.29
205	California	94597	Investor	Single Family	360	353	90.00	95.00	7.350	12/1/2006	11/1/2036	5,028.91	5,028.91	6/1/2007	799,999.00	799,079.83
206	California	94597	Investor	Single Family	360	353	95.00	95.00	12.850	12/1/2006	11/1/2036	486.43	486.43	6/1/2007	44,444.00	44,368.03
207	Florida	33069	Owner Occupied	Condominium	360	353	80.00	80.00	8.450	12/1/2006	11/1/2036	1,255.21	1,255.21	6/1/2007	164,000.00	163,282.35
208	Florida	33525	Owner Occupied	Single Family	360	354	80.00	100.00	8.900	1/1/2007	12/1/2036	712.00	712.00	6/1/2007	96,000.00	96,000.00
209	California	90011	Owner Occupied	Single Family	360	353	85.00	85.00	5.750	12/1/2006	11/1/2036	1,947.70	1,947.70	6/1/2007	365,500.00	364,103.53
210	California	94607	Owner Occupied	4 Family	360	354	83.63	83.63	6.650	1/1/2007	12/1/2036	3,269.98	3,269.98	6/1/2007	568,650.00	567,927.79
211	Florida	33525	Owner Occupied	Single Family	180	174	100.00	100.00	12.325	1/1/2007	12/1/2021	293.08	293.08	6/1/2007	24,000.00	23,713.25
212	California	95695	Owner Occupied	Single Family	360	353	85.00	100.00	6.950	12/1/2006	11/1/2036	1,875.20	1,875.20	6/1/2007	313,650.00	313,232.31
213	California	95695	Owner Occupied	Single Family	360	353	100.00	100.00	11.250	12/1/2006	11/1/2036	537.59	537.59	6/1/2007	55,350.00	55,215.48
214	Florida	33417	Owner Occupied	Single Family	360	353	84.85	84.85	6.350	12/1/2006	11/1/2036	1,721.10	1,721.10	6/1/2007	276,600.00	274,769.16
215	Oregon	97754	Owner Occupied	Single Family	360	354	80.00	100.00	7.990	1/1/2007	12/1/2036	1,267.42	1,267.42	6/1/2007	186,800.00	186,655.76
216	Oregon	97754	Owner Occupied	Single Family	360	354	100.00	100.00	12.075	1/1/2007	12/1/2036	483.06	483.06	6/1/2007	46,700.00	46,619.14
217	New Jersey	08015	Owner Occupied	Single Family	360	353	92.73	92.73	8.100	12/1/2006	11/1/2036	2,102.63	2,102.63	6/1/2007	306,000.00	305,532.69
218	California	92508	Owner Occupied	Single Family	360	353	89.91	89.92	6.850	12/1/2006	11/1/2036	2,971.82	2,971.82	6/1/2007	503,500.00	502,804.47
219	California	92841	Owner Occupied	Single Family	360	353	80.00	100.00	8.150	12/1/2006	11/1/2036	3,178.93	3,178.93	6/1/2007	460,000.00	459,608.75
220	Pennsylvania	19121	Investor	Single Family	360	354	80.00	80.00	10.500	1/1/2007	12/1/2036	512.25	512.25	6/1/2007	56,000.00	55,863.55
221	California	92841	Owner Occupied	Single Family	360	353	100.00	100.00	11.250	12/1/2006	11/1/2036	1,116.95	1,116.95	6/1/2007	115,000.00	114,720.46
222	California	94134	Investor	Single Family	360	354	70.00	70.00	7.990	1/1/2007	12/1/2036	3,609.56	3,609.56	6/1/2007	532,000.00	531,589.24
223	Maryland	20784	Owner Occupied	Condominium	360	353	70.00	70.00	9.900	12/1/2006	11/1/2036	852.79	852.79	6/1/2007	98,000.00	97,682.18
224	New York	11434	Owner Occupied	Single Family	360	353	90.00	90.00	6.400	12/1/2006	11/1/2036	2,152.49	2,152.49	6/1/2007	387,000.00	386,370.57
225	Arizona	85204	Owner Occupied	Single Family	360	353	86.67	86.67	6.850	12/1/2006	11/1/2036	3,562.00	3,562.00	6/1/2007	624,000.00	624,000.00
226	Utah	84103	Owner Occupied	Single Family	360	354	77.52	77.52	8.500	1/1/2007	12/1/2036	3,593.70	3,593.70	6/1/2007	500,000.00	499,682.23
227	Utah	84790	Owner Occupied	Single Family	360	353	98.00	98.00	9.990	12/1/2006	11/1/2036	473.49	473.49	6/1/2007	54,000.00	53,828.18
228	Washington	98059	Owner Occupied	Single Family	360	354	80.00	100.00	6.990	1/1/2007	12/1/2036	1,535.96	1,535.96	6/1/2007	255,600.00	255,313.31
229	Colorado	80125	Owner Occupied	Single Family	360	353	80.00	100.00	6.400	12/1/2006	11/1/2036	1,991.24	1,991.24	6/1/2007	358,008.00	357,425.71
230	New York	12601	Owner Occupied	Single Family	360	354	80.00	91.91	7.000	1/1/2007	12/1/2036	1,536.18	1,536.18	6/1/2007	247,200.00	246,626.61
231	Colorado	80125	Owner Occupied	Single Family	360	353	100.00	100.00	9.990	12/1/2006	11/1/2036	784.78	784.78	6/1/2007	89,502.00	89,217.22
232	New York	12601	Owner Occupied	Single Family	360	354	91.91	91.91	9.900	1/1/2007	12/1/2036	320.23	320.23	6/1/2007	36,800.00	36,698.12
233	Ohio	45420	Investor	Single Family	360	353	80.00	80.00	9.200	12/1/2006	11/1/2036	642.14	642.14	6/1/2007	78,400.00	78,105.78
234	Arizona	85353	Owner Occupied	Single Family	360	353	80.00	80.00	9.700	12/1/2006	11/1/2036	841.80	841.80	6/1/2007	98,400.00	98,067.21
235	Florida	33706	Owner Occupied	Single Family	360	353	63.64	63.64	7.350	12/1/2006	11/1/2036	4,822.80	4,822.80	6/1/2007	700,000.00	696,183.32
236	Illinois	60005	Owner Occupied	Single Family	360	354	90.00	90.00	6.350	1/1/2007	12/1/2036	2,121.03	2,121.03	6/1/2007	369,000.00	367,976.11
237	Missouri	64114	Investor	Single Family	360	353	90.00	90.00	9.100	12/1/2006	11/1/2036	1,015.60	1,015.60	6/1/2007	125,100.00	124,620.73
238	Florida	34609	Owner Occupied	Single Family	360	353	92.26	92.27	7.550	12/1/2006	11/1/2036	1,089.09	1,089.09	6/1/2007	155,000.00	154,187.63
239	New Jersey	08037	Owner Occupied	Single Family	360	353	90.00	90.00	9.200	12/1/2006	11/1/2036	1,658.59	1,658.59	6/1/2007	202,500.00	201,740.08
240	Pennsylvania	19131	Investor	Single Family	360	354	90.00	90.00	7.100	1/1/2007	12/1/2036	526.20	526.20	6/1/2007	78,300.00	77,916.82

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
241	Florida	34952	Owner Occupied	Single Family	360	353	80.00	80.00	9.450	12/1/2006	11/1/2036	1,607.44	1,607.44	6/1/2007	192,000.00	191,315.93
242	Georgia	30075	Owner Occupied	Single Family	360	354	90.00	100.00	8.900	1/1/2007	12/1/2036	1,484.19	1,484.19	6/1/2007	186,120.00	185,482.91
243	New York	11575	Owner Occupied	Single Family	360	354	95.00	95.00	7.400	1/1/2007	12/1/2036	2,403.43	2,403.43	6/1/2007	380,000.00	379,633.81
244	Florida	34239	Owner Occupied	Single Family	360	354	90.63	90.63	8.990	1/1/2007	12/1/2036	2,197.53	2,197.53	6/1/2007	290,000.00	289,847.49
245	California	91411	Owner Occupied	Single Family	360	355	80.00	80.00	8.800	2/1/2007	1/1/2037	3,219.91	3,219.91	6/1/2007	433,600.00	433,396.14
246	Florida	33467	Owner Occupied	Single Family	360	353	90.00	90.00	9.350	12/1/2006	11/1/2036	2,502.25	2,502.25	6/1/2007	301,500.00	300,403.19
247	Illinois	60431	Owner Occupied	Single Family	360	354	80.00	100.00	6.500	1/1/2007	12/1/2036	1,600.96	1,600.96	6/1/2007	284,000.00	283,619.11
248	Illinois	60431	Owner Occupied	Single Family	360	354	100.00	100.00	10.775	1/1/2007	12/1/2036	664.11	664.11	6/1/2007	71,000.00	70,836.84
249	Florida	33183	Owner Occupied	Single Family	360	353	80.00	100.00	7.850	12/1/2006	11/1/2036	1,468.53	1,468.53	6/1/2007	220,000.00	219,790.38
250	Illinois	60409	Owner Occupied	2 Family	360	353	100.00	100.00	8.990	12/1/2006	11/1/2036	2,210.73	2,210.73	6/1/2007	275,000.00	271,709.70
251	Florida	33183	Owner Occupied	Single Family	360	353	100.00	100.00	10.100	12/1/2006	11/1/2036	486.73	486.73	6/1/2007	55,000.00	54,832.06
252	Georgia	30277	Investor	Single Family	360	354	85.00	85.00	9.500	1/1/2007	12/1/2036	984.63	984.63	6/1/2007	121,550.00	121,413.16
253	New York	12586	Owner Occupied	Single Family	360	355	80.00	99.24	6.900	2/1/2007	1/1/2037	864.93	864.93	6/1/2007	145,600.00	145,459.75
254	Pennsylvania	19143	Investor	Single Family	360	354	80.00	80.00	10.700	1/1/2007	12/1/2036	565.27	565.27	6/1/2007	60,800.00	60,658.05
255	Pennsylvania	19023	Investor	Single Family	360	355	80.00	80.00	12.900	2/1/2007	1/1/2037	702.97	702.97	6/1/2007	64,000.00	63,809.73
256	New York	12586	Owner Occupied	Single Family	360	355	99.23	99.24	11.475	2/1/2007	1/1/2037	345.93	345.93	6/1/2007	35,000.00	34,942.70
257	Pennsylvania	19090	Owner Occupied	Condominium	360	353	60.61	60.61	9.450	12/1/2006	11/1/2036	837.21	837.21	6/1/2007	100,000.00	99,632.16
258	New Jersey	08302	Owner Occupied	Single Family	360	354	47.06	47.06	11.950	1/1/2007	12/1/2036	1,229.72	1,229.72	6/1/2007	120,000.00	119,786.42
259	Maryland	20785	Investor	Single Family	360	353	58.38	58.38	7.800	12/1/2006	11/1/2036	763.14	763.14	6/1/2007	115,000.00	114,888.37
260	Florida	33023	Owner Occupied	Single Family	360	354	86.57	86.58	6.650	1/1/2007	12/1/2036	1,393.90	1,393.90	6/1/2007	242,400.00	242,092.16
261	Nevada	89108	Owner Occupied	Single Family	360	354	70.00	70.00	10.100	1/1/2007	12/1/2036	1,734.54	1,734.54	6/1/2007	196,000.00	195,478.74
262	Florida	32967	Investor	Single Family	360	354	71.74	93.48	8.300	1/1/2007	12/1/2036	1,159.80	1,159.80	6/1/2007	165,000.00	164,886.75
263	Illinois	60417	Owner Occupied	Single Family	360	353	97.00	97.00	10.050	12/1/2006	11/1/2036	3,956.17	3,956.17	6/1/2007	448,918.00	447,507.58
264	Georgia	31405	Investor	Single Family	360	353	85.00	100.00	8.850	12/1/2006	11/1/2036	1,295.57	1,295.57	6/1/2007	163,200.00	162,541.79
265	Texas	77573	Owner Occupied	Single Family	360	354	80.00	100.00	7.700	1/1/2007	12/1/2036	999.86	999.86	6/1/2007	140,241.00	139,631.41
266	Texas	77573	Owner Occupied	Single Family	360	354	100.00	100.00	9.990	1/1/2007	12/1/2036	307.42	307.42	6/1/2007	35,060.00	34,964.76
267	Massachusetts	02180	Owner Occupied	Single Family	360	353	80.00	100.00	7.990	12/1/2006	11/1/2036	2,046.32	2,046.32	6/1/2007	301,600.00	301,327.44
268	Massachusetts	02180	Owner Occupied	Single Family	360	353	100.00	100.00	11.250	12/1/2006	11/1/2036	732.33	732.33	6/1/2007	75,400.00	75,216.74
269	Maryland	20603	Owner Occupied	Single Family	360	354	80.00	100.00	8.100	1/1/2007	12/1/2036	2,466.89	2,466.89	6/1/2007	350,995.00	350,398.75
270	Florida	33027	Owner Occupied	Single Family	360	353	85.00	100.00	7.250	12/1/2006	11/1/2036	2,927.19	2,926.64	6/1/2007	484,500.00	484,410.01
271	Maryland	20603	Owner Occupied	Single Family	360	354	100.00	100.00	12.250	1/1/2007	12/1/2036	919.51	919.51	6/1/2007	87,748.00	87,600.79
272	Maryland	20744	Owner Occupied	Single Family	360	354	74.59	74.60	8.100	1/1/2007	12/1/2036	4,741.24	4,741.24	6/1/2007	690,000.00	689,489.01
273	California	92555	Owner Occupied	Single Family	360	354	80.00	100.00	6.750	1/1/2007	12/1/2036	1,707.75	1,707.75	6/1/2007	303,600.00	303,600.00
274	Oklahoma	73160	Investor	Single Family	360	354	87.01	87.02	7.450	1/1/2007	12/1/2036	552.30	552.30	6/1/2007	84,400.00	84,227.43
275	California	92802	Owner Occupied	Single Family	360	354	80.00	100.00	7.450	1/1/2007	12/1/2036	3,054.51	3,054.51	6/1/2007	480,000.00	479,545.94
276	California	92802	Owner Occupied	Single Family	360	354	100.00	100.00	11.500	1/1/2007	12/1/2036	1,188.35	1,188.35	6/1/2007	120,000.00	119,764.32
277	California	92313	Owner Occupied	Single Family	360	353	80.00	100.00	6.650	12/1/2006	11/1/2036	1,840.14	1,840.14	6/1/2007	320,000.00	319,524.50
278	California	92313	Owner Occupied	Single Family	360	353	100.00	100.00	10.175	12/1/2006	11/1/2036	712.42	712.42	6/1/2007	80,000.00	79,755.22
279	Florida	33190	Owner Occupied	Single Family	360	354	85.00	85.00	7.500	1/1/2007	12/1/2036	1,842.43	1,842.43	6/1/2007	263,500.00	262,308.19
280	North Carolina	27826	Owner Occupied	Single Family	360	354	83.05	83.06	8.450	1/1/2007	12/1/2036	906.97	906.97	6/1/2007	118,500.00	118,057.07

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
281	New York	12590	Owner Occupied	Single Family	360	354	100.00	100.00	7.650	1/1/2007	12/1/2036	2,375.60	2,375.60	6/1/2007	355,000.00	354,314.31
282	District of Columbia	20019	Owner Occupied	Single Family	360	353	80.00	100.00	7.000	12/1/2006	11/1/2036	1,155.24	1,155.24	6/1/2007	192,000.00	191,748.97
283	District of Columbia	20019	Owner Occupied	Single Family	360	353	100.00	100.00	10.175	12/1/2006	11/1/2036	427.45	427.45	6/1/2007	48,000.00	47,853.17
284	California	91941	Owner Occupied	Single Family	360	353	93.68	93.68	7.300	12/1/2006	11/1/2036	2,592.72	2,592.72	6/1/2007	415,000.00	414,514.25
285	Delaware	19702	Owner Occupied	Single Family	360	354	80.00	80.00	9.550	1/1/2007	12/1/2036	944.02	944.02	6/1/2007	117,600.00	117,550.30
286	California	92346	Owner Occupied	Single Family	360	353	94.96	94.97	6.990	12/1/2006	11/1/2036	3,851.92	3,851.92	6/1/2007	641,000.00	640,158.77
287	New York	11779	Owner Occupied	Single Family	360	354	80.00	100.00	7.150	1/1/2007	12/1/2036	2,330.14	2,330.14	6/1/2007	380,000.00	379,598.22
288	New York	11779	Owner Occupied	Single Family	360	354	100.00	100.00	11.075	1/1/2007	12/1/2036	910.10	910.10	6/1/2007	95,000.00	94,795.34
289	California	92376	Owner Occupied	Single Family	360	353	80.00	80.00	6.250	12/1/2006	11/1/2036	1,733.86	1,733.86	6/1/2007	281,600.00	279,700.18
290	Florida	33027	Owner Occupied	Single Family	360	353	100.00	100.00	10.300	12/1/2006	11/1/2036	769.35	769.35	6/1/2007	85,500.00	85,224.92
291	Nevada	89104	Owner Occupied	Single Family	360	354	80.00	80.00	9.200	1/1/2007	12/1/2036	1,769.16	1,769.16	6/1/2007	216,000.00	215,307.90
292	Florida	34952	Owner Occupied	Single Family	360	354	80.00	100.00	7.700	1/1/2007	12/1/2036	1,357.65	1,357.65	6/1/2007	207,024.00	206,845.69
293	Illinois	60119	Owner Occupied	Single Family	360	354	80.00	100.00	9.000	1/1/2007	12/1/2036	2,730.85	2,730.85	6/1/2007	360,000.00	359,811.39
294	Illinois	60119	Owner Occupied	Single Family	360	354	100.00	100.00	11.250	1/1/2007	12/1/2036	874.14	874.14	6/1/2007	90,000.00	89,813.34
295	New Jersey	08723	Owner Occupied	Single Family	360	354	90.00	90.00	7.350	1/1/2007	12/1/2036	1,953.24	1,953.24	6/1/2007	283,500.00	282,179.11
296	Florida	34952	Owner Occupied	Single Family	360	354	100.00	100.00	12.275	1/1/2007	12/1/2036	543.35	543.35	6/1/2007	51,756.00	51,670.25
297	New Jersey	08234	Owner Occupied	Single Family	360	353	80.00	80.00	8.400	12/1/2006	11/1/2036	3,497.22	3,497.22	6/1/2007	492,000.00	491,442.22
298	California	93955	Owner Occupied	Single Family	360	355	90.00	90.00	7.200	2/1/2007	1/1/2037	3,483.00	3,482.40	6/1/2007	580,500.00	580,400.00
299	California	92555	Owner Occupied	Single Family	360	353	80.00	100.00	6.490	12/1/2006	11/1/2036	2,379.67	2,379.67	6/1/2007	440,000.00	440,000.00
300	New York	11203	Owner Occupied	Single Family	360	354	80.00	100.00	7.900	1/1/2007	12/1/2036	2,148.58	2,148.58	6/1/2007	320,000.00	319,744.34
301	California	92555	Owner Occupied	Single Family	360	353	100.00	100.00	10.300	12/1/2006	11/1/2036	989.80	989.80	6/1/2007	110,000.00	109,672.22
302	New York	11203	Owner Occupied	Single Family	360	354	100.00	100.00	11.075	1/1/2007	12/1/2036	766.40	766.40	6/1/2007	80,000.00	79,422.09
303	California	93280	Owner Occupied	Single Family	360	354	70.00	70.00	7.450	1/1/2007	12/1/2036	1,339.40	1,339.40	6/1/2007	192,500.00	191,620.68
304	California	92708	Owner Occupied	Single Family	360	353	90.00	90.00	8.870	12/1/2006	11/1/2036	3,467.82	3,467.82	6/1/2007	463,500.00	463,200.96
305	Florida	32712	Owner Occupied	Single Family	360	354	85.00	100.00	8.990	1/1/2007	12/1/2036	1,093.31	1,093.31	6/1/2007	136,000.00	135,544.90
306	Florida	33035	Owner Occupied	Single Family	360	354	80.00	80.00	7.950	1/1/2007	12/1/2036	963.97	963.97	6/1/2007	132,000.00	131,454.22
307	Indiana	47403	Owner Occupied	Single Family	360	353	80.00	100.00	7.200	12/1/2006	11/1/2036	730.58	730.58	6/1/2007	118,400.00	118,256.17
308	Florida	32034	Owner Occupied	Single Family	360	354	100.00	100.00	9.200	1/1/2007	12/1/2036	1,161.89	1,161.89	6/1/2007	150,000.00	149,927.28
309	New York	11720	Owner Occupied	Single Family	360	354	80.00	100.00	8.400	1/1/2007	12/1/2036	1,762.82	1,762.82	6/1/2007	248,000.00	247,836.23
310	New York	11720	Owner Occupied	Single Family	360	354	100.00	100.00	11.500	1/1/2007	12/1/2036	613.98	613.98	6/1/2007	62,000.00	61,878.20
311	Indiana	47403	Owner Occupied	Single Family	360	353	100.00	100.00	11.475	12/1/2006	11/1/2036	292.56	292.56	6/1/2007	29,600.00	29,531.49
312	Maryland	21678	Owner Occupied	Single Family	360	354	95.00	95.00	9.000	1/1/2007	12/1/2036	1,080.96	1,080.96	6/1/2007	142,500.00	142,239.27
313	California	90032	Owner Occupied	2 Family	360	354	90.00	95.00	8.100	1/1/2007	12/1/2036	3,246.72	3,246.72	6/1/2007	472,500.00	472,150.08
314	Florida	34652	Owner Occupied	Single Family	360	354	95.00	95.00	9.750	1/1/2007	12/1/2036	883.73	883.73	6/1/2007	107,920.00	107,877.87
315	California	91001	Owner Occupied	Single Family	360	354	90.00	90.00	7.900	1/1/2007	12/1/2036	4,018.51	4,018.51	6/1/2007	598,500.00	598,021.88
316	Hawaii	96712	Owner Occupied	Single Family	360	354	55.60	55.60	6.950	1/1/2007	12/1/2036	2,493.09	2,493.09	6/1/2007	417,000.00	416,525.38
317	Indiana	46307	Owner Occupied	Single Family	360	354	90.00	100.00	9.250	1/1/2007	12/1/2036	1,221.67	1,221.67	6/1/2007	148,500.00	148,029.11
318	Minnesota	56347	Owner Occupied	Single Family	360	354	85.00	100.00	8.040	1/1/2007	12/1/2036	677.70	677.57	6/1/2007	101,150.00	101,129.59
319	Minnesota	56347	Owner Occupied	Single Family	180	174	100.00	100.00	10.740	1/1/2007	12/1/2021	199.98	199.98	6/1/2007	17,850.00	17,603.16
320	Hawaii	96792	Owner Occupied	Single Family	360	354	80.00	100.00	8.000	1/1/2007	12/1/2036	2,173.68	2,173.68	6/1/2007	320,000.00	319,753.84

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
321	Connecticut	06418	Owner Occupied	Single Family	360	354	100.00	100.00	12.325	1/1/2007	12/1/2036	484.70	484.70	6/1/2007	46,000.00	45,924.65
322	California	92407	Owner Occupied	Single Family	360	354	77.24	77.24	6.550	1/1/2007	12/1/2036	1,810.78	1,810.78	6/1/2007	285,000.00	283,448.01
323	Hawaii	96792	Owner Occupied	Single Family	360	354	100.00	100.00	11.325	1/1/2007	12/1/2036	781.57	781.57	6/1/2007	80,000.00	79,836.77
324	New Jersey	07104	Owner Occupied	2 Family	360	354	80.00	100.00	8.100	1/1/2007	12/1/2036	2,226.32	2,226.32	6/1/2007	324,000.00	323,688.16
325	Massachusetts	02126	Owner Occupied	Single Family	360	353	88.13	88.13	7.450	12/1/2006	11/1/2036	1,559.07	1,559.07	6/1/2007	245,000.00	243,507.84
326	Rhode Island	02889	Owner Occupied	Single Family	360	353	90.00	90.00	9.750	12/1/2006	11/1/2036	2,203.60	2,203.60	6/1/2007	269,100.00	268,976.90
327	Maryland	20716	Owner Occupied	Condominium	360	354	80.00	100.00	7.250	1/1/2007	12/1/2036	1,341.13	1,341.13	6/1/2007	216,000.00	215,779.92
328	Nevada	89015	Owner Occupied	Single Family	360	354	80.00	100.00	6.650	1/1/2007	12/1/2036	1,457.64	1,456.69	6/1/2007	263,032.00	262,861.84
329	Nevada	89015	Owner Occupied	Single Family	360	354	100.00	100.00	10.175	1/1/2007	12/1/2036	585.60	585.60	6/1/2007	65,758.00	65,542.67
330	California	95823	Investor	Single Family	360	354	63.64	63.64	6.450	1/1/2007	12/1/2036	1,221.99	1,221.99	6/1/2007	210,000.00	209,432.99
331	New Jersey	07104	Owner Occupied	2 Family	360	354	100.00	100.00	11.525	1/1/2007	12/1/2036	803.68	803.68	6/1/2007	81,000.00	80,841.79
332	Maryland	20772	Owner Occupied	Single Family	360	354	60.00	60.00	9.800	1/1/2007	12/1/2036	1,537.56	1,537.56	6/1/2007	178,200.00	177,696.26
333	Massachusetts	02723	Owner Occupied	Single Family	360	353	84.05	84.05	8.950	12/1/2006	11/1/2036	2,225.99	2,225.99	6/1/2007	295,000.00	294,815.44
334	California	91737	Owner Occupied	Single Family	360	354	90.00	90.00	7.890	1/1/2007	12/1/2036	4,647.58	4,647.58	6/1/2007	693,000.00	692,444.32
335	California	95648	Owner Occupied	Single Family	360	354	80.00	100.00	7.950	1/1/2007	12/1/2036	1,457.50	1,457.50	6/1/2007	220,000.00	220,000.00
336	Maryland	21218	Owner Occupied	Single Family	360	354	80.00	100.00	7.900	1/1/2007	12/1/2036	939.46	939.46	6/1/2007	139,920.00	139,805.59
337	California	95648	Owner Occupied	Single Family	360	354	100.00	100.00	12.325	1/1/2007	12/1/2036	579.53	579.53	6/1/2007	55,000.00	54,909.92
338	Maryland	20716	Owner Occupied	Condominium	360	354	100.00	100.00	10.425	1/1/2007	12/1/2036	490.93	490.93	6/1/2007	54,000.00	53,866.30
339	New York	11226	Owner Occupied	Single Family	360	355	55.62	55.62	6.400	2/1/2007	1/1/2037	1,174.05	1,174.05	6/1/2007	203,000.00	202,538.19
340	Illinois	60154	Owner Occupied	Single Family	360	354	95.00	95.00	6.800	1/1/2007	12/1/2036	1,532.04	1,532.04	6/1/2007	261,250.00	260,935.84
341	Florida	32835	Owner Occupied	Single Family	360	354	45.17	45.17	6.500	1/1/2007	12/1/2036	1,093.48	1,093.48	6/1/2007	173,000.00	172,048.82
342	Illinois	60618	Investor	2 Family	360	353	64.89	64.90	8.100	12/1/2006	11/1/2036	2,095.76	2,095.76	6/1/2007	305,000.00	304,735.63
343	Florida	33071	Owner Occupied	Single Family	360	354	48.45	48.46	7.900	1/1/2007	12/1/2036	1,293.10	1,293.10	6/1/2007	188,000.00	187,661.87
344	Texas	77033	Investor	Single Family	360	354	90.00	90.00	10.490	1/1/2007	12/1/2036	649.85	649.85	6/1/2007	71,100.00	70,926.33
345	Washington	98273	Owner Occupied	Single Family	360	354	80.00	100.00	7.250	1/1/2007	12/1/2036	1,105.49	1,105.49	6/1/2007	178,048.00	177,867.17
346	California	95687	Owner Occupied	Single Family	360	354	80.00	100.00	6.250	1/1/2007	12/1/2036	1,458.33	1,458.33	6/1/2007	280,000.00	280,000.00
347	Hawaii	96797	Owner Occupied	Single Family	360	354	85.00	85.00	6.600	1/1/2007	12/1/2036	2,694.83	2,694.83	6/1/2007	454,750.00	453,571.68
348	California	95687	Owner Occupied	Single Family	360	354	100.00	100.00	9.990	1/1/2007	12/1/2036	613.78	613.78	6/1/2007	70,000.00	69,809.90
349	California	93612	Investor	Single Family	360	354	70.31	70.32	11.100	1/1/2007	12/1/2036	1,579.96	1,579.96	6/1/2007	168,750.00	168,633.18
350	California	95127	Owner Occupied	Single Family	360	353	80.00	80.00	7.450	12/1/2006	11/1/2036	4,711.53	4,711.53	6/1/2007	720,000.00	718,276.99
351	Maryland	20774	Owner Occupied	Single Family	360	354	80.00	80.00	7.750	1/1/2007	12/1/2036	2,074.09	2,074.09	6/1/2007	314,400.00	314,134.20
352	New York	11373	Owner Occupied	2 Family	360	354	80.00	99.75	6.900	1/1/2007	12/1/2036	3,783.36	3,783.36	6/1/2007	616,000.00	614,530.86
353	Delaware	19701	Owner Occupied	Single Family	360	354	80.00	100.00	8.750	1/1/2007	12/1/2036	1,822.00	1,822.00	6/1/2007	231,600.00	230,785.78
354	Massachusetts	01913	Owner Occupied	2 Family	360	354	79.33	99.17	8.650	1/1/2007	12/1/2036	2,114.45	2,114.45	6/1/2007	284,000.00	283,237.63
355	North Carolina	27603	Owner Occupied	Single Family	360	354	85.00	100.00	7.450	1/1/2007	12/1/2036	2,317.30	2,317.30	6/1/2007	373,256.00	373,256.00
356	Delaware	19701	Owner Occupied	Single Family	360	354	100.00	100.00	11.075	1/1/2007	12/1/2036	554.68	554.68	6/1/2007	57,900.00	57,775.28
357	Georgia	30294	Owner Occupied	Single Family	360	354	95.00	100.00	8.750	1/1/2007	12/1/2036	1,104.23	1,104.23	6/1/2007	149,500.00	149,413.68
358	Maryland	21207	Owner Occupied	Single Family	360	354	74.00	74.00	9.700	1/1/2007	12/1/2036	1,582.65	1,582.65	6/1/2007	185,000.00	184,465.90
359	South Carolina	29223	Owner Occupied	Single Family	360	354	90.00	90.00	8.600	1/1/2007	12/1/2036	670.47	670.47	6/1/2007	86,400.00	86,086.81
360	Pennsylvania	18951	Owner Occupied	Single Family	360	354	71.43	71.43	7.600	1/1/2007	12/1/2036	1,059.11	1,059.11	6/1/2007	150,000.00	149,334.88

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
361	Virginia	20175	Owner Occupied	Single Family	360	354	79.66	79.66	5.650	1/1/2007	12/1/2036	3,490.08	3,490.08	6/1/2007	697,000.00	695,734.97
362	Massachusetts	01913	Owner Occupied	2 Family	360	354	99.16	99.17	11.075	1/1/2007	12/1/2036	680.18	680.18	6/1/2007	71,000.00	70,847.05
363	Minnesota	55371	Owner Occupied	Single Family	360	354	90.00	100.00	9.490	1/1/2007	12/1/2036	1,512.22	1,512.22	6/1/2007	180,000.00	179,448.96
364	Texas	76148	Owner Occupied	Single Family	360	354	100.00	100.00	9.650	1/1/2007	12/1/2036	859.49	859.49	6/1/2007	100,900.00	100,605.62
365	North Carolina	27603	Owner Occupied	Single Family	360	354	100.00	100.00	10.300	1/1/2007	12/1/2036	592.69	592.69	6/1/2007	65,868.00	65,700.51
366	Florida	32825	Owner Occupied	Single Family	360	354	87.80	87.81	6.550	1/1/2007	12/1/2036	1,272.29	1,272.29	6/1/2007	216,000.00	215,432.57
367	Hawaii	96732	Owner Occupied	Single Family	360	354	80.00	100.00	7.550	1/1/2007	12/1/2036	4,019.29	4,019.29	6/1/2007	624,000.00	623,431.38
368	California	91710	Investor	Single Family	360	353	77.95	77.95	11.450	12/1/2006	11/1/2036	2,998.89	2,998.89	6/1/2007	304,000.00	303,292.44
369	New Jersey	07666	Owner Occupied	Single Family	360	354	80.00	95.00	6.650	1/1/2007	12/1/2036	2,504.83	2,503.73	6/1/2007	452,000.00	451,801.63
370	New Jersey	07666	Owner Occupied	Single Family	360	354	95.00	95.00	10.425	1/1/2007	12/1/2036	770.49	770.49	6/1/2007	84,750.00	84,540.15
371	Hawaii	96732	Owner Occupied	Single Family	360	354	100.00	100.00	11.500	1/1/2007	12/1/2036	1,544.85	1,544.85	6/1/2007	156,000.00	155,693.64
372	Massachusetts	01902	Owner Occupied	Condominium	360	354	88.89	88.89	6.650	1/1/2007	12/1/2036	1,380.10	1,380.10	6/1/2007	240,000.00	239,695.20
373	California	95678	Owner Occupied	Single Family	360	354	84.99	84.99	9.670	1/1/2007	12/1/2036	2,501.83	2,501.83	6/1/2007	293,200.00	292,348.23
374	California	90745	Owner Occupied	Single Family	360	353	65.00	65.00	7.200	12/1/2006	11/1/2036	2,667.17	2,667.17	6/1/2007	432,250.00	431,724.94
375	Illinois	61104	Owner Occupied	2 Family	360	354	72.22	72.23	9.150	1/1/2007	12/1/2036	530.04	530.04	6/1/2007	65,000.00	64,789.53
376	New York	11693	Owner Occupied	2 Family	360	354	80.00	100.00	6.950	1/1/2007	12/1/2036	2,845.83	2,845.83	6/1/2007	476,000.00	475,458.23
377	New York	11693	Owner Occupied	2 Family	360	354	100.00	100.00	10.950	1/1/2007	12/1/2036	1,128.77	1,128.77	6/1/2007	119,000.00	118,736.69
378	Nevada	89074	Owner Occupied	Single Family	360	353	80.00	100.00	6.350	12/1/2006	11/1/2036	2,077.21	2,077.21	6/1/2007	376,000.00	375,377.39
379	Nevada	89074	Owner Occupied	Single Family	360	353	100.00	100.00	10.025	12/1/2006	11/1/2036	826.65	826.65	6/1/2007	94,000.00	93,703.14
380	California	95215	Owner Occupied	Single Family	360	354	80.00	100.00	7.250	1/1/2007	12/1/2036	943.76	943.76	6/1/2007	152,000.00	151,845.12
381	California	92009	Owner Occupied	Single Family	360	354	80.00	100.00	6.175	1/1/2007	12/1/2036	5,285.96	5,285.96	6/1/2007	980,000.00	978,522.87
382	California	92009	Owner Occupied	Single Family	360	354	100.00	100.00	10.025	1/1/2007	12/1/2036	2,154.58	2,154.58	6/1/2007	245,000.00	244,339.48
383	Delaware	19809	Owner Occupied	Single Family	360	354	80.00	80.00	8.500	1/1/2007	12/1/2036	1,605.49	1,605.49	6/1/2007	208,800.00	208,027.49
384	Maryland	21208	Owner Occupied	Single Family	360	355	68.40	68.40	9.150	2/1/2007	1/1/2037	1,394.40	1,394.40	6/1/2007	171,000.00	170,540.42
385	New York	10305	Owner Occupied	Single Family	360	354	80.54	80.55	6.400	1/1/2007	12/1/2036	1,657.47	1,657.47	6/1/2007	298,000.00	297,585.69
386	New York	12250	Owner Occupied	Single Family	360	354	95.00	95.00	7.550	1/1/2007	12/1/2036	2,102.65	2,102.65	6/1/2007	299,250.00	297,909.88
387	Florida	32837	Owner Occupied	Single Family	360	354	85.00	85.00	9.400	1/1/2007	12/1/2036	2,550.72	2,550.72	6/1/2007	306,000.00	305,059.43
388	Florida	32822	Owner Occupied	Single Family	360	355	90.00	90.00	7.900	2/1/2007	1/1/2037	1,674.56	1,674.56	6/1/2007	230,400.00	229,600.74
389	Texas	78613	Owner Occupied	Single Family	360	355	80.00	100.00	8.550	2/1/2007	1/1/2037	933.13	933.13	6/1/2007	120,800.00	120,015.42
390	New York	14624	Owner Occupied	Single Family	360	354	75.00	75.00	9.500	1/1/2007	12/1/2036	756.77	756.77	6/1/2007	90,000.00	89,663.55
391	Texas	78613	Owner Occupied	Single Family	360	355	100.00	100.00	9.990	2/1/2007	1/1/2037	264.80	264.80	6/1/2007	30,200.00	30,131.95
392	Maryland	20774	Owner Occupied	Single Family	360	354	100.00	100.00	12.575	1/1/2007	12/1/2036	697.50	697.50	6/1/2007	65,000.00	64,899.27
393	Georgia	30315	Owner Occupied	Single Family	360	354	80.00	100.00	8.600	1/1/2007	12/1/2036	1,552.02	1,552.02	6/1/2007	200,000.00	199,274.99
394	California	90746	Owner Occupied	Single Family	360	354	85.00	100.00	6.500	1/1/2007	12/1/2036	2,849.98	2,849.98	6/1/2007	526,150.00	526,150.00
395	Georgia	30315	Owner Occupied	Single Family	360	354	100.00	100.00	10.990	1/1/2007	12/1/2036	475.78	475.78	6/1/2007	50,000.00	49,890.33
396	California	90746	Owner Occupied	Single Family	360	354	100.00	100.00	9.990	1/1/2007	12/1/2036	814.14	814.14	6/1/2007	92,850.00	92,597.82
397	California	91352	Owner Occupied	Single Family	360	353	80.00	80.00	7.750	12/1/2006	11/1/2036	3,219.32	3,219.32	6/1/2007	488,000.00	486,616.36
398	Massachusetts	02061	Owner Occupied	Single Family	360	354	99.49	99.49	8.040	1/1/2007	12/1/2036	3,971.67	3,971.67	6/1/2007	582,000.00	581,559.06
399	Virginia	23666	Owner Occupied	Single Family	360	354	67.01	67.01	7.350	1/1/2007	12/1/2036	829.77	829.77	6/1/2007	132,000.00	131,870.41
400	Ohio	43026	Investor	Single Family	360	353	90.00	90.00	8.050	12/1/2006	11/1/2036	1,506.46	1,506.46	6/1/2007	220,500.00	220,305.20

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
401	Ohio	43026	Investor	Single Family	360	353	90.00	90.00	7.650	12/1/2006	11/1/2036	1,044.05	1,044.05	6/1/2007	147,150.00	146,393.88
402	California	95405	Owner Occupied	Single Family	360	353	80.00	100.00	6.750	12/1/2006	11/1/2036	1,844.44	1,844.44	6/1/2007	327,900.00	327,900.00
403	California	95405	Owner Occupied	Single Family	360	353	100.00	100.00	10.175	12/1/2006	11/1/2036	730.06	730.06	6/1/2007	81,980.00	81,729.14
404	Arizona	86314	Owner Occupied	Single Family	360	354	80.00	100.00	7.500	1/1/2007	12/1/2036	1,121.69	1,121.69	6/1/2007	175,200.00	175,037.35
405	Arizona	86314	Owner Occupied	Single Family	360	354	100.00	100.00	11.075	1/1/2007	12/1/2036	419.60	419.60	6/1/2007	43,800.00	43,705.68
406	Florida	34668	Investor	Single Family	360	355	90.00	90.00	8.600	2/1/2007	1/1/2037	1,089.96	1,089.96	6/1/2007	147,150.00	146,970.53
407	Florida	33161	Investor	Condominium	360	354	60.00	60.00	8.500	1/1/2007	12/1/2036	692.02	692.02	6/1/2007	90,000.00	89,667.02
408	Florida	33971	Owner Occupied	Single Family	360	354	80.00	100.00	8.700	1/1/2007	12/1/2036	2,059.00	2,059.00	6/1/2007	284,000.00	284,000.00
409	Virginia	22308	Owner Occupied	Single Family	360	354	74.94	74.94	7.350	1/1/2007	12/1/2036	2,734.47	2,734.47	6/1/2007	435,000.00	434,572.94
410	Illinois	60177	Owner Occupied	Single Family	360	354	80.00	100.00	8.900	1/1/2007	12/1/2036	2,328.52	2,328.52	6/1/2007	292,000.00	291,004.59
411	Illinois	60177	Owner Occupied	Single Family	360	354	100.00	100.00	10.500	1/1/2007	12/1/2036	667.76	667.76	6/1/2007	73,000.00	72,788.71
412	New Jersey	08055	Owner Occupied	Single Family	360	354	95.00	95.00	7.850	1/1/2007	12/1/2036	2,599.50	2,599.50	6/1/2007	380,000.00	379,306.75
413	Florida	33971	Owner Occupied	Single Family	360	354	100.00	100.00	11.250	1/1/2007	12/1/2036	689.60	689.60	6/1/2007	71,000.00	70,852.73
414	Maryland	21207	Owner Occupied	Single Family	360	354	82.86	82.86	6.850	1/1/2007	12/1/2036	1,140.15	1,140.15	6/1/2007	174,000.00	173,105.93
415	California	93550	Owner Occupied	Single Family	360	354	80.00	100.00	6.500	1/1/2007	12/1/2036	1,495.00	1,495.00	6/1/2007	276,000.00	276,000.00
416	California	93550	Owner Occupied	Single Family	360	354	100.00	100.00	10.300	1/1/2007	12/1/2036	620.88	620.88	6/1/2007	69,000.00	68,824.49
417	Texas	77007	Owner Occupied	Single Family	360	354	80.00	100.00	6.850	1/1/2007	12/1/2036	1,939.57	1,939.57	6/1/2007	296,000.00	294,479.02
418	Montana	59808	Owner Occupied	Single Family	360	354	95.00	95.00	8.200	1/1/2007	12/1/2036	1,316.23	1,316.23	6/1/2007	189,382.00	189,246.99
419	Wisconsin	53704	Owner Occupied	2 Family	360	354	90.00	90.00	6.990	1/1/2007	12/1/2036	941.05	941.05	6/1/2007	156,600.00	156,424.34
420	Texas	77007	Owner Occupied	Single Family	360	354	100.00	100.00	9.990	1/1/2007	12/1/2036	648.86	648.86	6/1/2007	74,000.00	73,798.99
421	South Carolina	29403	Owner Occupied	Single Family	360	354	80.00	100.00	8.200	1/1/2007	12/1/2036	1,076.77	1,076.77	6/1/2007	144,000.00	143,433.85
422	California	92806	Owner Occupied	Condominium	360	354	80.00	100.00	7.500	1/1/2007	12/1/2036	2,395.38	2,395.38	6/1/2007	364,000.00	363,266.34
423	California	92806	Owner Occupied	Condominium	360	354	100.00	100.00	11.075	1/1/2007	12/1/2036	871.78	871.78	6/1/2007	91,000.00	90,803.96
424	District of Columbia	20002	Owner Occupied	Single Family	360	354	54.24	54.24	8.500	1/1/2007	12/1/2036	1,230.26	1,230.26	6/1/2007	160,000.00	159,408.05
425	Virginia	20176	Owner Occupied	Single Family	360	354	80.00	100.00	7.500	1/1/2007	12/1/2036	3,892.62	3,892.62	6/1/2007	608,000.00	607,435.52
426	Virginia	20176	Owner Occupied	Single Family	360	354	100.00	100.00	11.075	1/1/2007	12/1/2036	1,456.15	1,456.15	6/1/2007	152,000.00	151,672.62
427	New Jersey	07106	Investor	Single Family	360	354	90.00	90.00	9.800	1/1/2007	12/1/2036	2,147.82	2,147.82	6/1/2007	261,000.00	260,900.06
428	Florida	33511	Owner Occupied	Single Family	360	354	90.00	90.00	7.800	1/1/2007	12/1/2036	1,522.97	1,522.97	6/1/2007	229,500.00	229,309.61
429	Tennessee	37206	Owner Occupied	Single Family	360	354	90.00	90.00	9.050	1/1/2007	12/1/2036	2,319.74	2,319.74	6/1/2007	304,200.00	304,043.70
430	South Carolina	29403	Owner Occupied	Single Family	360	354	100.00	100.00	10.300	1/1/2007	12/1/2036	323.94	323.94	6/1/2007	36,000.00	35,908.41
431	Washington	98382	Owner Occupied	Single Family	360	355	60.00	60.00	8.350	2/1/2007	1/1/2037	3,774.63	3,774.63	6/1/2007	534,000.00	533,701.47
432	California	90604	Owner Occupied	Single Family	360	355	85.00	85.00	6.490	2/1/2007	1/1/2037	2,895.04	2,895.04	6/1/2007	514,250.00	513,674.79
433	New Hampshire	03051	Owner Occupied	Condominium	360	354	95.00	95.00	8.050	1/1/2007	12/1/2036	1,395.44	1,395.44	6/1/2007	204,250.00	204,095.87
434	New Jersey	08820	Owner Occupied	Condominium	360	354	80.00	100.00	6.450	1/1/2007	12/1/2036	1,366.29	1,366.29	6/1/2007	244,000.00	243,666.81
435	New York	11510	Owner Occupied	Single Family	360	354	95.00	95.00	7.550	1/1/2007	12/1/2036	2,830.09	2,830.09	6/1/2007	439,375.00	438,974.61
436	Georgia	30115	Owner Occupied	Single Family	360	355	100.00	100.00	8.650	2/1/2007	1/1/2037	1,264.03	1,264.03	6/1/2007	173,000.00	172,883.26
437	Texas	77545	Owner Occupied	Single Family	360	354	95.00	95.00	8.150	1/1/2007	12/1/2036	1,365.56	1,365.56	6/1/2007	197,600.00	197,456.41
438	Maryland	20745	Owner Occupied	Single Family	360	354	59.12	59.12	7.950	1/1/2007	12/1/2036	1,662.12	1,662.12	6/1/2007	227,600.00	226,658.91
439	Maryland	21043	Owner Occupied	Single Family	360	354	88.67	88.68	7.650	1/1/2007	12/1/2036	4,133.03	4,133.03	6/1/2007	634,000.00	633,443.51
440	California	95687	Owner Occupied	Single Family	360	354	80.00	100.00	7.400	1/1/2007	12/1/2036	2,084.66	2,084.66	6/1/2007	329,600.00	329,282.38

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
441	Illinois	60090	Owner Occupied	Condominium	360	354	95.00	95.00	8.800	1/1/2007	12/1/2036	1,594.36	1,594.36	6/1/2007	214,700.00	214,578.44
442	California	95687	Owner Occupied	Single Family	360	354	100.00	100.00	11.475	1/1/2007	12/1/2036	814.43	814.43	6/1/2007	82,400.00	82,237.27
443	Florida	32218	Owner Occupied	Single Family	360	354	100.00	100.00	9.300	1/1/2007	12/1/2036	946.97	946.97	6/1/2007	121,000.00	120,943.60
444	Washington	98372	Owner Occupied	Single Family	360	354	95.00	95.00	7.250	1/1/2007	12/1/2036	1,769.55	1,769.55	6/1/2007	285,000.00	284,709.61
445	Texas	75051	Owner Occupied	Single Family	360	354	95.00	95.00	11.100	1/1/2007	12/1/2036	533.46	533.46	6/1/2007	55,575.00	55,455.94
446	California	92555	Owner Occupied	Single Family	360	354	100.00	100.00	10.425	1/1/2007	12/1/2036	690.03	690.03	6/1/2007	75,900.00	75,712.07
447	California	92054	Owner Occupied	Single Family	360	354	90.00	90.00	6.350	1/1/2007	12/1/2036	2,095.16	2,095.16	6/1/2007	364,500.00	363,488.61
448	New Jersey	08820	Owner Occupied	Condominium	360	354	100.00	100.00	10.425	1/1/2007	12/1/2036	554.57	554.57	6/1/2007	61,000.00	60,317.54
449	Connecticut	06905	Owner Occupied	Single Family	360	354	95.00	95.00	7.550	1/1/2007	12/1/2036	2,973.75	2,973.75	6/1/2007	423,225.00	421,329.64
450	California	92705	Investor	Condominium	360	354	80.00	80.00	9.050	1/1/2007	12/1/2036	2,166.04	2,166.04	6/1/2007	268,000.00	267,114.20
451	Florida	33411	Owner Occupied	Single Family	360	354	75.00	75.00	8.950	1/1/2007	12/1/2036	1,980.75	1,980.75	6/1/2007	262,500.00	262,383.41
452	California	95304	Owner Occupied	Single Family	360	354	90.00	90.00	6.990	1/1/2007	12/1/2036	3,893.98	3,893.98	6/1/2007	648,000.00	647,273.20
453	California	94801	Owner Occupied	Single Family	360	354	80.00	100.00	7.850	1/1/2007	12/1/2036	1,775.59	1,775.59	6/1/2007	266,000.00	265,783.45
454	California	94801	Owner Occupied	Single Family	360	354	100.00	100.00	11.500	1/1/2007	12/1/2036	658.54	658.54	6/1/2007	66,500.00	66,369.41
455	California	94066	Owner Occupied	Single Family	360	354	80.00	100.00	7.490	1/1/2007	12/1/2036	4,943.40	4,943.05	6/1/2007	792,000.00	791,943.40
456	California	94066	Owner Occupied	Single Family	360	354	100.00	100.00	11.275	1/1/2007	12/1/2036	1,926.86	1,926.86	6/1/2007	198,000.00	197,367.31
457	Florida	33167	Owner Occupied	Single Family	360	354	90.00	90.00	7.900	1/1/2007	12/1/2036	1,569.90	1,569.90	6/1/2007	216,000.00	214,969.99
458	Wisconsin	54751	Owner Occupied	Single Family	360	354	100.00	100.00	10.300	1/1/2007	12/1/2036	269.95	269.95	6/1/2007	30,000.00	29,923.69
459	Rhode Island	02889	Owner Occupied	Condominium	360	354	80.00	100.00	9.100	1/1/2007	12/1/2036	1,281.71	1,281.71	6/1/2007	167,200.00	167,115.75
460	Rhode Island	02889	Owner Occupied	Condominium	360	354	100.00	100.00	12.325	1/1/2007	12/1/2036	440.45	440.45	6/1/2007	41,800.00	41,731.49
461	Georgia	30268	Investor	Single Family	360	354	80.00	100.00	7.490	1/1/2007	12/1/2036	614.71	614.71	6/1/2007	88,000.00	87,599.70
462	Florida	34288	Owner Occupied	Single Family	360	354	80.00	100.00	7.350	1/1/2007	12/1/2036	1,533.82	1,533.82	6/1/2007	244,000.00	243,760.44
463	Florida	34288	Owner Occupied	Single Family	360	354	100.00	100.00	10.300	1/1/2007	12/1/2036	548.89	548.89	6/1/2007	61,000.00	60,844.87
464	Maryland	21040	Owner Occupied	Condominium	360	354	80.00	100.00	8.750	1/1/2007	12/1/2036	906.28	906.28	6/1/2007	115,200.00	114,795.01
465	Ohio	44121	Owner Occupied	Single Family	360	354	80.00	100.00	8.370	1/1/2007	12/1/2036	856.96	856.96	6/1/2007	112,800.00	112,371.51
466	Pennsylvania	19143	Owner Occupied	2 Family	360	354	100.00	100.00	9.170	1/1/2007	12/1/2036	498.30	498.30	6/1/2007	61,000.00	60,765.66
467	Maryland	20772	Owner Occupied	Single Family	360	354	100.00	100.00	11.150	1/1/2007	12/1/2036	693.85	693.85	6/1/2007	72,000.00	71,847.39
468	Georgia	30253	Owner Occupied	Single Family	360	354	80.00	100.00	7.100	1/1/2007	12/1/2036	1,096.84	1,096.84	6/1/2007	180,000.00	179,800.09
469	California	93001	Owner Occupied	Single Family	360	354	77.07	77.07	9.250	1/1/2007	12/1/2036	3,480.36	3,480.36	6/1/2007	447,000.00	446,787.54
470	Ohio	44121	Owner Occupied	Single Family	360	354	100.00	100.00	10.150	1/1/2007	12/1/2036	250.61	250.61	6/1/2007	28,200.00	28,125.94
471	Maryland	21040	Owner Occupied	Condominium	360	354	100.00	100.00	11.725	1/1/2007	12/1/2036	290.16	290.16	6/1/2007	28,800.00	28,745.26
472	New York	12550	Owner Occupied	2 Family	360	355	80.00	100.00	8.150	2/1/2007	1/1/2037	1,105.72	1,105.72	6/1/2007	160,000.00	159,903.44
473	Illinois	60473	Owner Occupied	Single Family	360	354	90.00	90.00	7.950	1/1/2007	12/1/2036	1,124.46	1,124.46	6/1/2007	166,500.00	166,369.46
474	New York	12550	Owner Occupied	2 Family	360	355	100.00	100.00	11.500	2/1/2007	1/1/2037	396.12	396.12	6/1/2007	40,000.00	39,934.83
475	Maryland	20721	Owner Occupied	Single Family	360	354	68.31	68.31	6.770	1/1/2007	12/1/2036	5,771.36	5,771.36	6/1/2007	888,000.00	883,365.70
476	Connecticut	06608	Owner Occupied	2 Family	360	354	90.00	90.00	7.600	1/1/2007	12/1/2036	1,632.97	1,632.97	6/1/2007	252,000.00	251,774.63
477	Georgia	31405	Owner Occupied	Single Family	360	354	80.00	100.00	6.500	1/1/2007	12/1/2036	1,041.65	1,041.65	6/1/2007	164,800.00	163,893.91
478	California	93725	Investor	Single Family	360	354	42.55	42.56	7.850	1/1/2007	12/1/2036	667.51	667.51	6/1/2007	100,000.00	99,918.61
479	Texas	79701	Owner Occupied	Single Family	360	354	100.00	100.00	9.990	1/1/2007	12/1/2036	796.38	796.38	6/1/2007	95,000.00	94,966.28
480	Texas	77584	Owner Occupied	Single Family	360	354	90.00	90.00	7.950	1/1/2007	12/1/2036	1,478.82	1,478.82	6/1/2007	202,500.00	201,662.70

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
481	California	93212	Owner Occupied	Single Family	360	354	80.00	100.00	7.120	1/1/2007	12/1/2036	2,047.08	2,047.08	6/1/2007	304,000.00	302,517.11
482	California	92586	Owner Occupied	Single Family	360	354	80.00	100.00	6.900	1/1/2007	12/1/2036	1,710.85	1,710.85	6/1/2007	288,000.00	287,617.61
483	Florida	33179	Owner Occupied	Condominium	360	354	80.00	80.00	8.100	1/1/2007	12/1/2036	1,038.95	1,038.95	6/1/2007	151,200.00	151,088.03
484	California	93212	Owner Occupied	Single Family	360	354	100.00	100.00	10.300	1/1/2007	12/1/2036	683.86	683.86	6/1/2007	76,000.00	75,806.59
485	California	92586	Owner Occupied	Single Family	360	354	100.00	100.00	11.075	1/1/2007	12/1/2036	689.76	689.76	6/1/2007	72,000.00	71,824.05
486	Washington	98816	Investor	Single Family	360	354	48.72	48.72	8.500	1/1/2007	12/1/2036	682.80	682.80	6/1/2007	95,000.00	94,834.59
487	Georgia	30253	Owner Occupied	Single Family	360	354	100.00	100.00	10.025	1/1/2007	12/1/2036	395.74	395.74	6/1/2007	45,000.00	44,877.09
488	Connecticut	06704	Owner Occupied	Single Family	360	354	90.00	90.00	7.990	1/1/2007	12/1/2036	1,099.15	1,099.15	6/1/2007	162,000.00	161,874.94
489	Massachusetts	02478	Investor	4 Family	360	354	60.98	60.98	8.800	1/1/2007	12/1/2036	3,780.00	3,780.00	6/1/2007	500,000.00	499,307.42
490	Florida	33903	Second Home	Single Family	360	355	80.00	80.00	8.450	2/1/2007	1/1/2037	808.23	808.23	6/1/2007	105,600.00	105,272.27
491	Massachusetts	02360	Owner Occupied	Condominium	360	354	87.33	87.34	7.500	1/1/2007	12/1/2036	915.97	915.97	6/1/2007	131,000.00	130,407.49
492	Missouri	64133	Owner Occupied	Single Family	360	354	90.00	90.00	10.800	1/1/2007	12/1/2036	1,223.10	1,223.10	6/1/2007	130,500.00	130,201.76
493	Georgia	31405	Owner Occupied	Single Family	360	354	100.00	100.00	10.025	1/1/2007	12/1/2036	362.32	362.32	6/1/2007	41,200.00	41,088.93
494	Florida	33441	Owner Occupied	2 Family	360	354	95.00	95.00	7.490	1/1/2007	12/1/2036	2,186.94	2,186.94	6/1/2007	342,000.00	341,681.32
495	Indiana	46304	Owner Occupied	Single Family	360	354	90.00	90.00	9.550	1/1/2007	12/1/2036	1,069.24	1,069.24	6/1/2007	133,200.00	133,143.75
496	Minnesota	55107	Owner Occupied	Single Family	360	354	80.00	100.00	6.550	1/1/2007	12/1/2036	898.90	898.90	6/1/2007	158,400.00	158,191.36
497	Maryland	21206	Owner Occupied	Single Family	360	354	94.80	94.80	8.650	1/1/2007	12/1/2036	1,863.17	1,863.17	6/1/2007	255,000.00	254,697.48
498	Minnesota	55107	Owner Occupied	Single Family	360	354	100.00	100.00	10.025	1/1/2007	12/1/2036	348.25	348.25	6/1/2007	39,600.00	39,493.24
499	Illinois	60505	Owner Occupied	Single Family	360	354	80.00	100.00	8.200	1/1/2007	12/1/2036	1,082.75	1,082.75	6/1/2007	144,800.00	144,230.66
500	California	95340	Owner Occupied	Single Family	360	354	80.00	100.00	7.150	1/1/2007	12/1/2036	1,471.67	1,471.67	6/1/2007	240,000.00	239,746.22
501	Illinois	60505	Owner Occupied	Single Family	360	354	100.00	100.00	10.990	1/1/2007	12/1/2036	344.47	344.47	6/1/2007	36,200.00	36,120.56
502	Florida	33012	Owner Occupied	Condominium	360	354	80.00	100.00	8.400	1/1/2007	12/1/2036	1,036.00	1,035.98	6/1/2007	148,000.00	147,996.63
503	California	95340	Owner Occupied	Single Family	360	354	100.00	100.00	10.325	1/1/2007	12/1/2036	541.01	541.01	6/1/2007	60,000.00	59,848.22
504	Florida	33126	Owner Occupied	Single Family	360	354	90.00	90.00	6.350	1/1/2007	12/1/2036	1,458.85	1,458.85	6/1/2007	253,800.00	253,095.80
505	Florida	33012	Owner Occupied	Condominium	360	354	100.00	100.00	12.475	1/1/2007	12/1/2036	394.17	394.17	6/1/2007	37,000.00	36,903.44
506	Maryland	21216	Owner Occupied	Single Family	360	354	100.00	100.00	8.900	1/1/2007	12/1/2036	1,116.41	1,116.41	6/1/2007	140,000.00	139,522.75
507	Colorado	80107	Owner Occupied	Single Family	360	354	80.00	100.00	7.300	1/1/2007	12/1/2036	2,249.11	2,249.11	6/1/2007	360,000.00	359,639.90
508	California	95835	Owner Occupied	Single Family	360	354	80.00	100.00	8.300	1/1/2007	12/1/2036	2,530.47	2,530.47	6/1/2007	360,000.00	359,753.12
509	Massachusetts	01050	Owner Occupied	Single Family	360	354	85.00	85.00	8.870	1/1/2007	12/1/2036	1,740.87	1,740.87	6/1/2007	228,650.00	228,338.93
510	California	95835	Owner Occupied	Single Family	360	354	100.00	100.00	12.500	1/1/2007	12/1/2036	960.53	960.53	6/1/2007	90,000.00	89,858.18
511	Delaware	19804	Owner Occupied	Single Family	360	354	92.59	92.60	7.450	1/1/2007	12/1/2036	954.53	954.53	6/1/2007	150,000.00	149,858.14
512	New York	11795	Owner Occupied	Single Family	360	355	69.23	69.24	6.500	2/1/2007	1/1/2037	1,706.58	1,706.58	6/1/2007	270,000.00	268,087.43
513	Colorado	80904	Owner Occupied	Single Family	360	355	80.00	80.00	6.750	2/1/2007	1/1/2037	2,413.43	2,413.43	6/1/2007	400,000.00	399,173.61
514	New Jersey	08734	Second Home	Single Family	360	354	65.00	65.00	9.950	1/1/2007	12/1/2036	2,300.49	2,300.49	6/1/2007	263,250.00	262,528.95
515	Florida	33714	Owner Occupied	Single Family	360	354	63.85	63.85	8.000	1/1/2007	12/1/2036	609.02	609.02	6/1/2007	83,000.00	82,660.25
516	New York	11422	Owner Occupied	Single Family	360	354	85.00	85.00	9.450	1/1/2007	12/1/2036	2,701.92	2,701.92	6/1/2007	340,000.00	339,850.56
517	Florida	33544	Owner Occupied	Single Family	360	354	80.00	100.00	8.250	1/1/2007	12/1/2036	1,490.51	1,490.51	6/1/2007	198,400.00	197,627.76
518	Florida	33544	Owner Occupied	Single Family	360	354	100.00	100.00	12.325	1/1/2007	12/1/2036	522.63	522.63	6/1/2007	49,600.00	49,518.75
519	New York	12822	Owner Occupied	Single Family	360	354	55.52	55.52	11.800	1/1/2007	12/1/2036	815.66	815.66	6/1/2007	80,500.00	80,351.95
520	California	93313	Owner Occupied	Single Family	360	354	78.95	78.95	6.450	1/1/2007	12/1/2036	2,099.83	2,099.83	6/1/2007	375,000.00	374,487.77

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
521	Florida	33619	Owner Occupied	Single Family	360	354	80.00	80.00	8.600	1/1/2007	12/1/2036	980.88	980.88	6/1/2007	126,400.00	125,941.78
522	Arizona	85340	Owner Occupied	Single Family	360	354	90.00	90.00	7.150	1/1/2007	12/1/2036	1,650.45	1,650.45	6/1/2007	261,000.00	260,419.46
523	Maryland	21207	Owner Occupied	Single Family	360	354	80.00	100.00	6.900	1/1/2007	12/1/2036	1,031.82	1,031.82	6/1/2007	168,000.00	167,599.36
524	Maryland	21207	Owner Occupied	Single Family	360	354	100.00	100.00	10.300	1/1/2007	12/1/2036	377.92	377.92	6/1/2007	42,000.00	41,893.21
525	Florida	33960	Owner Occupied	Single Family	360	354	45.45	45.46	9.930	1/1/2007	12/1/2036	1,090.50	1,090.50	6/1/2007	125,000.00	124,656.20
526	New York	12180	Owner Occupied	Single Family	360	354	100.00	100.00	8.450	1/1/2007	12/1/2036	765.37	765.37	6/1/2007	100,000.00	99,625.35
527	New Jersey	07013	Owner Occupied	Single Family	360	354	100.00	100.00	8.990	1/1/2007	12/1/2036	2,371.51	2,371.51	6/1/2007	295,000.00	294,012.86
528	Georgia	30213	Owner Occupied	Single Family	360	354	95.00	95.00	7.750	1/1/2007	12/1/2036	1,453.97	1,453.97	6/1/2007	220,400.00	220,213.70
529	Arizona	85204	Owner Occupied	Single Family	360	354	80.00	100.00	6.540	1/1/2007	12/1/2036	858.92	858.92	6/1/2007	157,600.00	157,600.00
530	Arizona	85204	Owner Occupied	Single Family	360	354	100.00	100.00	9.990	1/1/2007	12/1/2036	345.47	345.47	6/1/2007	39,400.00	39,293.02
531	California	90806	Owner Occupied	Single Family	360	354	79.98	79.99	8.660	1/1/2007	12/1/2036	3,164.98	3,164.98	6/1/2007	432,700.00	432,441.41
532	North Carolina	28601	Owner Occupied	Single Family	360	354	80.00	100.00	8.250	1/1/2007	12/1/2036	961.62	961.62	6/1/2007	128,000.00	127,501.78
533	North Carolina	28601	Owner Occupied	Single Family	360	354	100.00	100.00	11.475	1/1/2007	12/1/2036	316.28	316.28	6/1/2007	32,000.00	31,936.82
534	Connecticut	06450	Owner Occupied	Single Family	360	354	80.00	100.00	7.400	1/1/2007	12/1/2036	1,523.24	1,523.24	6/1/2007	220,000.00	218,891.03
535	California	90220	Owner Occupied	Single Family	360	354	80.00	100.00	7.550	1/1/2007	12/1/2036	1,911.18	1,911.18	6/1/2007	272,000.00	270,781.91
536	California	90220	Owner Occupied	Single Family	360	354	100.00	100.00	11.275	1/1/2007	12/1/2036	661.75	661.75	6/1/2007	68,000.00	67,859.75
537	Connecticut	06450	Owner Occupied	Single Family	360	354	100.00	100.00	9.780	1/1/2007	12/1/2036	473.75	473.75	6/1/2007	55,000.00	54,787.33
538	Arizona	85204	Owner Occupied	Single Family	360	354	68.18	68.19	6.700	1/1/2007	12/1/2036	899.64	899.64	6/1/2007	150,000.00	149,619.90
539	Wisconsin	54130	Owner Occupied	Single Family	360	354	90.00	90.00	9.170	1/1/2007	12/1/2036	1,191.02	1,191.02	6/1/2007	145,800.00	145,328.94
540	Florida	33774	Owner Occupied	Single Family	360	354	80.00	100.00	7.900	1/1/2007	12/1/2036	832.57	832.57	6/1/2007	124,000.00	123,863.24
541	Florida	33774	Owner Occupied	Single Family	360	354	100.00	100.00	12.325	1/1/2007	12/1/2036	326.65	326.65	6/1/2007	31,000.00	30,949.19
542	Illinois	60123	Owner Occupied	Single Family	360	354	80.00	95.00	7.950	1/1/2007	12/1/2036	1,343.72	1,343.72	6/1/2007	184,000.00	183,239.16
543	Illinois	60123	Owner Occupied	Single Family	360	354	95.00	95.00	11.275	1/1/2007	12/1/2036	335.74	335.74	6/1/2007	34,500.00	34,428.85
544	Florida	32209	Owner Occupied	Single Family	360	354	90.00	90.00	10.050	1/1/2007	12/1/2036	872.46	872.46	6/1/2007	99,000.00	98,733.77
545	Virginia	23227	Investor	Single Family	360	354	80.00	90.00	8.700	1/1/2007	12/1/2036	1,315.66	1,315.66	6/1/2007	168,000.00	167,403.32
546	New York	10454	Owner Occupied	2 Family	360	354	80.00	100.00	7.200	1/1/2007	12/1/2036	2,798.90	2,798.90	6/1/2007	453,600.00	453,129.19
547	California	94923	Owner Occupied	Single Family	360	354	83.78	83.78	6.850	1/1/2007	12/1/2036	2,580.08	2,580.08	6/1/2007	393,750.00	391,626.04
548	New Jersey	07017	Owner Occupied	Single Family	360	354	59.30	59.31	9.900	1/1/2007	12/1/2036	1,401.01	1,401.01	6/1/2007	161,000.00	160,552.26
549	Nevada	89142	Second Home	Single Family	360	354	89.83	89.84	6.990	1/1/2007	12/1/2036	1,644.87	1,644.87	6/1/2007	265,000.00	264,383.63
550	California	92647	Investor	Single Family	360	354	70.19	70.19	7.600	1/1/2007	12/1/2036	2,657.49	2,657.49	6/1/2007	376,375.00	374,706.08
551	Nebraska	69101	Owner Occupied	Single Family	360	354	100.00	100.00	8.350	1/1/2007	12/1/2036	568.73	568.73	6/1/2007	75,000.00	74,713.93
552	Maryland	21222	Owner Occupied	Single Family	360	354	54.01	54.01	8.500	1/1/2007	12/1/2036	664.43	664.43	6/1/2007	86,412.00	86,092.30
553	California	90302	Owner Occupied	Condominium	360	354	80.00	100.00	7.350	1/1/2007	12/1/2036	1,604.59	1,604.59	6/1/2007	248,000.00	247,478.54
554	California	92008	Owner Occupied	Condominium	360	354	80.00	100.00	7.990	1/1/2007	12/1/2036	4,802.47	4,802.47	6/1/2007	655,120.00	652,432.84
555	New York	10454	Owner Occupied	2 Family	360	354	100.00	100.00	10.025	1/1/2007	12/1/2036	997.26	997.26	6/1/2007	113,400.00	113,094.29
556	California	90302	Owner Occupied	Condominium	360	354	100.00	100.00	12.325	1/1/2007	12/1/2036	653.29	653.29	6/1/2007	62,000.00	61,898.43
557	California	92595	Owner Occupied	Single Family	360	354	80.00	100.00	7.250	1/1/2007	12/1/2036	2,384.23	2,384.23	6/1/2007	384,000.00	383,608.75
558	Pennsylvania	17318	Owner Occupied	Single Family	360	354	43.65	43.66	12.250	1/1/2007	12/1/2036	576.34	576.34	6/1/2007	55,000.00	54,908.40
559	Tennessee	37221	Owner Occupied	Single Family	360	354	100.00	100.00	8.900	1/1/2007	12/1/2036	1,650.70	1,650.70	6/1/2007	207,000.00	206,294.32
560	Texas	78596	Owner Occupied	Single Family	360	354	90.00	90.00	9.900	1/1/2007	12/1/2036	971.13	971.13	6/1/2007	111,600.00	111,291.11

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
561	California	92595	Owner Occupied	Single Family	360	354	100.00	100.00	11.000	1/1/2007	12/1/2036	914.23	914.23	6/1/2007	96,000.00	95,789.86
562	Massachusetts	02148	Owner Occupied	3 Family	360	355	90.00	94.34	7.600	2/1/2007	1/1/2037	3,090.98	3,090.98	6/1/2007	477,000.00	476,645.64
563	Georgia	30044	Owner Occupied	Single Family	360	354	80.00	100.00	7.950	1/1/2007	12/1/2036	962.22	962.22	6/1/2007	131,760.00	131,164.85
564	Massachusetts	02148	Owner Occupied	3 Family	180	175	94.34	94.34	12.850	2/1/2007	1/1/2022	288.74	288.74	6/1/2007	23,000.00	22,783.16
565	Georgia	30044	Owner Occupied	Single Family	360	354	100.00	100.00	12.325	1/1/2007	12/1/2036	347.09	347.09	6/1/2007	32,940.00	32,835.51
566	California	92008	Owner Occupied	Condominium	360	354	100.00	100.00	11.175	1/1/2007	12/1/2036	1,581.41	1,581.41	6/1/2007	163,780.00	163,434.80
567	New York	11207	Owner Occupied	2 Family	360	355	88.50	88.50	8.200	2/1/2007	1/1/2037	3,690.52	3,690.52	6/1/2007	531,000.00	530,685.64
568	New York	12550	Owner Occupied	Single Family	360	355	95.00	95.00	8.050	2/1/2007	1/1/2037	1,540.86	1,540.86	6/1/2007	209,000.00	208,296.53
569	California	95148	Owner Occupied	Single Family	360	354	66.67	99.97	6.350	1/1/2007	12/1/2036	5,524.50	5,524.50	6/1/2007	1,000,000.00	998,584.39
570	Delaware	19703	Owner Occupied	Single Family	360	354	95.00	95.00	8.990	1/1/2007	12/1/2036	791.87	791.87	6/1/2007	104,500.00	104,445.04
571	California	92677	Investor	Condominium	360	354	90.00	100.00	8.850	1/1/2007	12/1/2036	5,327.19	5,327.19	6/1/2007	701,100.00	700,143.03
572	Hawaii	96819	Owner Occupied	Single Family	360	354	80.00	100.00	7.450	1/1/2007	12/1/2036	4,439.22	4,439.22	6/1/2007	697,600.00	696,940.10
573	California	91354	Owner Occupied	Single Family	360	354	63.33	63.34	6.500	1/1/2007	12/1/2036	3,087.50	3,087.50	6/1/2007	570,000.00	570,000.00
574	Hawaii	96819	Owner Occupied	Single Family	360	354	100.00	100.00	11.125	1/1/2007	12/1/2036	1,677.35	1,677.35	6/1/2007	174,400.00	174,028.38
575	Washington	98329	Owner Occupied	Single Family	360	354	80.00	100.00	6.350	1/1/2007	12/1/2036	1,079.50	1,079.50	6/1/2007	204,000.00	204,000.00
576	California	92505	Owner Occupied	Single Family	360	354	31.43	31.43	9.250	1/1/2007	12/1/2036	904.94	904.94	6/1/2007	110,000.00	108,621.33
577	Georgia	30411	Owner Occupied	Single Family	360	354	100.00	100.00	9.200	1/1/2007	12/1/2036	491.43	491.43	6/1/2007	60,000.00	59,781.80
578	Nevada	89015	Owner Occupied	Single Family	360	354	80.00	100.00	6.790	1/1/2007	12/1/2036	1,522.73	1,522.73	6/1/2007	260,000.00	259,686.21
579	Missouri	63069	Owner Occupied	Single Family	360	354	90.00	90.00	8.500	1/1/2007	12/1/2036	769.77	769.77	6/1/2007	107,100.00	107,031.69
580	Nevada	89015	Owner Occupied	Single Family	360	354	100.00	100.00	9.850	1/1/2007	12/1/2036	563.23	563.23	6/1/2007	65,000.00	64,818.16
581	New York	11722	Owner Occupied	Single Family	360	354	85.00	85.00	7.100	1/1/2007	12/1/2036	2,030.73	2,030.73	6/1/2007	323,000.00	322,271.42
582	Virginia	20109	Owner Occupied	Single Family	360	354	85.00	85.00	8.500	1/1/2007	12/1/2036	2,290.98	2,290.98	6/1/2007	318,750.00	318,547.43
583	California	93274	Owner Occupied	Single Family	360	355	80.00	100.00	7.625	2/1/2007	1/1/2037	2,491.43	2,491.43	6/1/2007	352,000.00	350,709.90
584	Georgia	31210	Owner Occupied	Single Family	360	354	80.00	100.00	6.950	1/1/2007	12/1/2036	688.43	688.43	6/1/2007	104,000.00	103,475.87
585	California	93274	Owner Occupied	Single Family	360	355	100.00	100.00	10.175	2/1/2007	1/1/2037	783.67	783.67	6/1/2007	88,000.00	87,809.28
586	Georgia	31210	Owner Occupied	Single Family	360	354	100.00	100.00	9.990	1/1/2007	12/1/2036	227.98	227.98	6/1/2007	26,000.00	25,854.29
587	Maryland	21218	Owner Occupied	Single Family	360	354	63.89	63.89	8.750	1/1/2007	12/1/2036	904.71	904.71	6/1/2007	115,000.00	114,595.67
588	Illinois	60110	Owner Occupied	Single Family	360	354	100.00	100.00	7.800	1/1/2007	12/1/2036	3,318.02	3,318.02	6/1/2007	500,000.00	499,585.18
589	Florida	33055	Owner Occupied	Single Family	360	354	80.00	100.00	8.000	1/1/2007	12/1/2036	1,271.60	1,271.60	6/1/2007	187,200.00	187,056.00
590	Illinois	60067	Owner Occupied	Single Family	360	354	85.00	85.00	10.250	1/1/2007	12/1/2036	1,652.86	1,652.86	6/1/2007	184,450.00	183,975.87
591	Nevada	89131	Owner Occupied	Single Family	360	354	80.00	100.00	6.020	1/1/2007	12/1/2036	2,355.28	2,355.28	6/1/2007	392,000.00	389,635.74
592	Illinois	62684	Owner Occupied	Single Family	360	354	80.00	100.00	8.550	1/1/2007	12/1/2036	763.18	763.18	6/1/2007	105,600.00	105,534.16
593	New Jersey	07304	Owner Occupied	2 Family	360	354	100.00	100.00	7.750	1/1/2007	12/1/2036	4,228.87	4,228.87	6/1/2007	625,000.00	623,826.73
594	Illinois	62684	Owner Occupied	Single Family	360	354	100.00	100.00	10.800	1/1/2007	12/1/2036	247.43	247.43	6/1/2007	26,400.00	26,339.67
595	Texas	75048	Owner Occupied	Single Family	360	354	80.00	100.00	6.900	1/1/2007	12/1/2036	1,589.85	1,589.85	6/1/2007	241,399.00	240,170.51
596	Nevada	89131	Owner Occupied	Single Family	360	354	100.00	100.00	9.700	1/1/2007	12/1/2036	838.38	838.38	6/1/2007	98,000.00	97,717.06
597	Texas	75048	Owner Occupied	Single Family	360	354	100.00	100.00	10.275	1/1/2007	12/1/2036	541.91	541.91	6/1/2007	60,349.00	60,194.71
598	Florida	32837	Owner Occupied	Single Family	360	354	100.00	100.00	11.275	1/1/2007	12/1/2036	792.15	792.15	6/1/2007	81,400.00	81,232.11
599	Michigan	48238	Investor	Single Family	360	354	80.00	80.00	10.100	1/1/2007	12/1/2036	601.78	601.78	6/1/2007	68,000.00	67,819.56
600	Florida	34668	Owner Occupied	Single Family	360	354	95.00	95.00	7.800	1/1/2007	12/1/2036	1,012.14	1,012.14	6/1/2007	140,600.00	140,000.90

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
601	Wisconsin	54751	Owner Occupied	Single Family	360	354	80.00	100.00	6.800	1/1/2007	12/1/2036	788.16	788.16	6/1/2007	134,400.00	134,238.37
602	Maryland	21060	Owner Occupied	Single Family	360	354	80.00	86.86	6.350	1/1/2007	12/1/2036	1,692.48	1,692.48	6/1/2007	272,000.00	270,004.89
603	Wisconsin	54751	Owner Occupied	Single Family	360	354	100.00	100.00	9.990	1/1/2007	12/1/2036	294.62	294.62	6/1/2007	33,600.00	33,508.72
604	Virginia	23222	Owner Occupied	Single Family	360	355	85.00	85.00	9.000	2/1/2007	1/1/2037	697.61	697.61	6/1/2007	86,700.00	86,457.08
605	Maryland	21157	Owner Occupied	Single Family	360	354	80.00	100.00	6.850	1/1/2007	12/1/2036	3,066.61	3,066.61	6/1/2007	468,000.00	464,282.48
606	Maryland	20720	Owner Occupied	Single Family	360	354	85.00	85.00	8.550	1/1/2007	12/1/2036	3,946.11	3,946.11	6/1/2007	510,850.00	508,979.13
607	Washington	98023	Owner Occupied	Single Family	360	354	80.00	100.00	6.850	1/1/2007	12/1/2036	1,865.14	1,865.14	6/1/2007	316,000.00	315,626.86
608	Maryland	21157	Owner Occupied	Single Family	360	354	100.00	100.00	10.175	1/1/2007	12/1/2036	1,041.92	1,041.92	6/1/2007	117,000.00	115,894.03
609	North Carolina	28311	Owner Occupied	Single Family	360	354	100.00	100.00	8.700	1/1/2007	12/1/2036	1,260.84	1,260.84	6/1/2007	161,000.00	160,428.19
610	Washington	98023	Owner Occupied	Single Family	360	354	100.00	100.00	12.325	1/1/2007	12/1/2036	832.42	832.42	6/1/2007	79,000.00	78,870.57
611	North Carolina	27046	Owner Occupied	Single Family	360	354	53.57	53.58	9.600	1/1/2007	12/1/2036	613.39	613.39	6/1/2007	75,000.00	74,918.04
612	Texas	76226	Owner Occupied	Single Family	360	354	80.00	100.00	7.650	1/1/2007	12/1/2036	1,037.59	1,037.59	6/1/2007	146,240.00	145,597.98
613	New Jersey	07643	Owner Occupied	Single Family	360	354	80.00	100.00	7.150	1/1/2007	12/1/2036	1,815.06	1,815.06	6/1/2007	296,000.00	295,687.01
614	Florida	33055	Owner Occupied	Single Family	240	234	100.00	100.00	11.475	1/1/2007	12/1/2026	498.28	498.28	6/1/2007	46,800.00	46,488.11
615	Pennsylvania	19522	Owner Occupied	Single Family	360	354	80.00	100.00	7.100	1/1/2007	12/1/2036	1,291.83	1,291.83	6/1/2007	212,000.00	211,771.66
616	Minnesota	55016	Owner Occupied	Single Family	360	354	95.00	95.00	6.850	1/1/2007	12/1/2036	2,088.14	2,088.14	6/1/2007	342,000.00	341,007.73
617	California	92532	Owner Occupied	Single Family	360	354	80.00	100.00	7.400	1/1/2007	12/1/2036	2,429.69	2,429.69	6/1/2007	384,152.00	383,781.83
618	Texas	76226	Owner Occupied	Single Family	360	354	100.00	100.00	9.990	1/1/2007	12/1/2036	320.57	320.57	6/1/2007	36,560.00	36,460.71
619	Iowa	50707	Owner Occupied	Single Family	360	354	95.00	95.00	8.500	1/1/2007	12/1/2036	726.09	726.09	6/1/2007	94,430.00	94,080.53
620	Massachusetts	02136	Owner Occupied	Single Family	360	355	95.00	95.00	7.850	2/1/2007	1/1/2037	2,409.73	2,409.73	6/1/2007	361,000.00	360,755.89
621	California	92532	Owner Occupied	Single Family	360	354	100.00	100.00	11.075	1/1/2007	12/1/2036	920.04	920.04	6/1/2007	96,038.00	95,831.15
622	California	92308	Owner Occupied	Single Family	360	354	94.90	94.90	7.550	1/1/2007	12/1/2036	3,267.28	3,267.28	6/1/2007	465,000.00	462,917.57
623	Oregon	97301	Owner Occupied	Single Family	360	354	90.00	90.00	9.450	1/1/2007	12/1/2036	1,378.88	1,378.88	6/1/2007	164,700.00	164,199.02
624	Arizona	85338	Owner Occupied	Single Family	360	354	88.00	88.00	7.500	1/1/2007	12/1/2036	1,408.51	1,408.51	6/1/2007	220,000.00	219,795.77
625	California	92084	Owner Occupied	Single Family	360	354	61.73	61.74	5.675	1/1/2007	12/1/2036	1,858.00	1,858.00	6/1/2007	321,000.00	317,356.03
626	Arizona	85020	Owner Occupied	Single Family	360	354	80.00	80.00	7.450	1/1/2007	12/1/2036	1,125.53	1,125.53	6/1/2007	172,000.00	171,648.40
627	Arizona	85008	Owner Occupied	Single Family	360	354	70.00	70.00	8.250	1/1/2007	12/1/2036	1,071.50	1,071.50	6/1/2007	153,300.00	153,192.81
628	Florida	33584	Owner Occupied	Single Family	360	354	80.00	100.00	6.850	1/1/2007	12/1/2036	733.89	733.89	6/1/2007	112,000.00	111,424.49
629	Illinois	60406	Owner Occupied	2 Family	360	354	100.00	100.00	7.950	1/1/2007	12/1/2036	1,460.56	1,460.56	6/1/2007	200,000.00	199,173.05
630	Illinois	60120	Investor	Single Family	360	354	85.00	85.00	7.750	1/1/2007	12/1/2036	1,187.45	1,187.45	6/1/2007	165,750.00	165,036.68
631	Illinois	60440	Owner Occupied	Single Family	360	354	80.00	100.00	7.250	1/1/2007	12/1/2036	1,129.68	1,129.68	6/1/2007	165,600.00	164,813.11
632	New York	11434	Investor	Single Family	360	354	90.00	95.00	7.950	1/1/2007	12/1/2036	2,682.25	2,682.25	6/1/2007	367,290.00	365,771.33
633	Illinois	61008	Owner Occupied	Single Family	360	354	100.00	100.00	9.950	1/1/2007	12/1/2036	1,651.63	1,651.63	6/1/2007	189,000.00	188,482.35
634	Illinois	60440	Owner Occupied	Single Family	360	354	100.00	100.00	11.250	1/1/2007	12/1/2036	402.10	402.10	6/1/2007	41,400.00	41,314.16
635	Delaware	19801	Owner Occupied	Single Family	360	354	95.00	95.00	8.450	1/1/2007	12/1/2036	581.68	581.68	6/1/2007	76,000.00	75,715.97
636	Arkansas	72832	Owner Occupied	Single Family	360	355	100.00	100.00	9.050	2/1/2007	1/1/2037	444.52	444.52	6/1/2007	55,000.00	54,849.09
637	Pennsylvania	18013	Investor	Single Family	360	354	60.00	60.00	10.250	1/1/2007	12/1/2036	784.98	784.98	6/1/2007	87,600.00	87,374.86
638	Missouri	63031	Owner Occupied	Single Family	360	354	80.00	100.00	7.990	1/1/2007	12/1/2036	774.12	774.12	6/1/2007	105,600.00	105,166.84
639	Missouri	63031	Owner Occupied	Single Family	360	354	100.00	100.00	11.475	1/1/2007	12/1/2036	260.93	260.93	6/1/2007	26,400.00	26,347.89
640	Illinois	60070	Owner Occupied	Condominium	360	354	73.33	73.34	10.700	1/1/2007	12/1/2036	1,022.70	1,022.70	6/1/2007	110,000.00	109,743.12

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
641	Texas	78759	Owner Occupied	Single Family	360	354	52.50	52.50	6.900	1/1/2007	12/1/2036	829.84	829.84	6/1/2007	126,000.00	125,358.81
642	Washington	98671	Owner Occupied	Single Family	360	355	49.57	49.57	9.800	2/1/2007	1/1/2037	1,090.62	1,090.62	6/1/2007	126,400.00	126,103.44
643	California	95380	Owner Occupied	Single Family	360	354	80.00	100.00	7.600	1/1/2007	12/1/2036	1,555.21	1,555.21	6/1/2007	240,000.00	239,785.37
644	California	93905	Owner Occupied	Single Family	360	354	95.00	95.00	6.750	1/1/2007	12/1/2036	3,597.71	3,597.71	6/1/2007	617,500.00	616,743.81
645	Washington	99205	Owner Occupied	Single Family	360	354	95.00	95.00	8.500	1/1/2007	12/1/2036	1,078.83	1,078.83	6/1/2007	150,100.00	149,580.21
646	New Jersey	07643	Owner Occupied	Single Family	360	354	100.00	100.00	11.325	1/1/2007	12/1/2036	722.95	722.95	6/1/2007	74,000.00	73,849.02
647	California	95380	Owner Occupied	Single Family	360	354	100.00	100.00	11.990	1/1/2007	12/1/2036	616.71	616.71	6/1/2007	60,000.00	59,894.12
648	Florida	32086	Owner Occupied	Single Family	360	354	90.00	90.00	10.450	1/1/2007	12/1/2036	2,239.74	2,239.74	6/1/2007	255,780.00	255,704.43
649	Florida	33584	Owner Occupied	Single Family	360	354	100.00	100.00	10.300	1/1/2007	12/1/2036	251.95	251.95	6/1/2007	28,000.00	27,928.78
650	Virginia	24592	Investor	Single Family	360	355	65.00	65.00	12.500	2/1/2007	1/1/2037	534.16	534.16	6/1/2007	50,050.00	49,976.19
651	California	96007	Owner Occupied	Single Family	360	354	80.00	100.00	6.900	1/1/2007	12/1/2036	1,116.33	1,116.33	6/1/2007	187,920.00	187,702.15
652	California	96007	Owner Occupied	Single Family	360	354	100.00	100.00	10.900	1/1/2007	12/1/2036	443.86	443.86	6/1/2007	46,980.00	46,874.87
653	Pennsylvania	19522	Owner Occupied	Single Family	360	354	100.00	100.00	10.550	1/1/2007	12/1/2036	486.79	486.79	6/1/2007	53,000.00	52,872.24
654	California	90640	Owner Occupied	Condominium	360	354	80.00	100.00	6.050	1/1/2007	12/1/2036	1,399.47	1,399.47	6/1/2007	264,000.00	263,583.97
655	Nevada	89135	Owner Occupied	Condominium	360	354	80.00	100.00	6.850	1/1/2007	12/1/2036	1,581.82	1,581.82	6/1/2007	268,000.00	267,683.60
656	Florida	33914	Owner Occupied	Single Family	360	354	84.75	84.75	8.400	1/1/2007	12/1/2036	1,421.63	1,421.63	6/1/2007	200,000.00	199,757.97
657	New York	11434	Investor	Single Family	180	174	95.00	95.00	12.850	1/1/2007	12/1/2021	256.16	256.16	6/1/2007	20,405.00	20,172.91
658	New Jersey	07030	Owner Occupied	Condominium	360	354	80.00	80.00	7.850	1/1/2007	12/1/2036	3,761.34	3,761.34	6/1/2007	520,000.00	517,806.36
659	California	90640	Owner Occupied	Condominium	360	354	100.00	100.00	10.025	1/1/2007	12/1/2036	580.42	580.42	6/1/2007	66,000.00	65,822.05
660	Washington	98329	Owner Occupied	Single Family	360	354	100.00	100.00	9.700	1/1/2007	12/1/2036	436.30	436.30	6/1/2007	51,000.00	50,852.75
661	Maryland	20746	Owner Occupied	Condominium	360	354	100.00	100.00	8.350	1/1/2007	12/1/2036	1,646.98	1,646.98	6/1/2007	233,000.00	232,843.16
662	Missouri	64086	Owner Occupied	Single Family	360	354	100.00	100.00	8.990	1/1/2007	12/1/2036	1,318.40	1,318.40	6/1/2007	164,000.00	163,446.33
663	Nevada	89135	Owner Occupied	Condominium	360	354	100.00	100.00	10.525	1/1/2007	12/1/2036	614.13	614.13	6/1/2007	67,000.00	66,837.56
664	Wisconsin	53210	Investor	Single Family	360	356	65.00	65.00	12.050	3/1/2007	2/1/2037	1,543.53	1,543.53	6/1/2007	149,500.00	149,327.76
665	Massachusetts	02169	Owner Occupied	2 Family	360	354	80.00	80.00	9.250	1/1/2007	12/1/2036	2,540.42	2,540.42	6/1/2007	308,800.00	307,820.78
666	California	95210	Owner Occupied	Single Family	360	354	85.00	100.00	6.980	1/1/2007	12/1/2036	1,571.21	1,571.21	6/1/2007	261,800.00	261,505.30
667	California	95953	Owner Occupied	Single Family	360	354	80.00	100.00	5.700	1/1/2007	12/1/2036	1,382.10	1,382.10	6/1/2007	274,023.00	273,534.29
668	California	95210	Owner Occupied	Single Family	360	354	100.00	100.00	12.325	1/1/2007	12/1/2036	486.81	486.81	6/1/2007	46,200.00	46,124.30
669	California	95953	Owner Occupied	Single Family	360	354	100.00	100.00	10.300	1/1/2007	12/1/2036	616.42	616.42	6/1/2007	68,505.00	68,330.78
670	Ohio	44287	Owner Occupied	Single Family	360	354	94.44	94.45	8.250	1/1/2007	12/1/2036	607.02	607.02	6/1/2007	85,000.00	84,861.78
671	New York	11717	Owner Occupied	Single Family	360	355	80.00	100.00	7.550	2/1/2007	1/1/2037	2,204.61	2,204.61	6/1/2007	313,760.00	312,592.71
672	New York	11717	Owner Occupied	Single Family	360	355	100.00	100.00	10.175	2/1/2007	1/1/2037	698.53	698.53	6/1/2007	78,440.00	78,270.03
673	California	93306	Owner Occupied	Single Family	360	354	80.00	100.00	8.000	1/1/2007	12/1/2036	1,379.48	1,379.48	6/1/2007	188,000.00	187,188.38
674	California	95020	Owner Occupied	Single Family	360	354	80.00	80.00	7.950	1/1/2007	12/1/2036	3,236.28	3,236.28	6/1/2007	479,200.00	478,824.34
675	Illinois	61107	Owner Occupied	Single Family	360	354	85.00	85.00	8.100	1/1/2007	12/1/2036	1,039.64	1,039.64	6/1/2007	151,300.00	151,187.94
676	Washington	98366	Owner Occupied	Single Family	360	355	74.17	74.17	8.600	2/1/2007	1/1/2037	1,293.49	1,293.49	6/1/2007	178,000.00	177,909.60
677	Illinois	61401	Owner Occupied	Single Family	360	355	80.00	100.00	6.250	2/1/2007	1/1/2037	753.64	753.64	6/1/2007	122,400.00	121,813.23
678	Hawaii	96706	Owner Occupied	Single Family	360	354	100.00	100.00	10.250	1/1/2007	12/1/2036	1,344.15	1,344.15	6/1/2007	150,000.00	149,614.44
679	California	95340	Owner Occupied	Single Family	360	354	70.00	70.00	8.450	1/1/2007	12/1/2036	1,446.55	1,446.55	6/1/2007	189,000.00	188,293.61
680	Virginia	23150	Owner Occupied	Single Family	360	354	80.00	100.00	8.700	1/1/2007	12/1/2036	1,057.58	1,057.58	6/1/2007	143,960.00	143,875.26

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
681	Virginia	23150	Owner Occupied	Single Family	360	354	100.00	100.00	11.250	1/1/2007	12/1/2036	349.56	349.56	6/1/2007	35,990.00	35,915.35
682	Texas	77089	Owner Occupied	Single Family	360	354	80.00	80.00	7.900	1/1/2007	12/1/2036	668.66	668.66	6/1/2007	92,000.00	91,615.76
683	Colorado	80012	Owner Occupied	Single Family	360	354	95.00	95.00	9.250	1/1/2007	12/1/2036	1,055.08	1,055.08	6/1/2007	128,250.00	127,843.30
684	Maryland	21215	Owner Occupied	Single Family	360	354	79.26	79.26	7.250	1/1/2007	12/1/2036	729.93	729.93	6/1/2007	107,000.00	106,491.55
685	Illinois	60130	Owner Occupied	Condominium	360	354	95.00	95.00	8.350	1/1/2007	12/1/2036	906.55	906.55	6/1/2007	128,250.00	128,163.66
686	Illinois	60106	Owner Occupied	Single Family	360	354	90.00	90.00	7.650	1/1/2007	12/1/2036	1,468.69	1,468.69	6/1/2007	207,000.00	206,091.24
687	Texas	78247	Owner Occupied	Single Family	360	354	72.73	72.73	9.400	1/1/2007	12/1/2036	1,000.28	1,000.28	6/1/2007	120,000.00	119,631.16
688	Pennsylvania	18102	Owner Occupied	Single Family	360	354	85.00	85.00	9.400	1/1/2007	12/1/2036	751.04	751.04	6/1/2007	90,100.00	89,823.08
689	Virginia	24153	Owner Occupied	Single Family	360	354	85.00	100.00	9.800	1/1/2007	12/1/2036	784.74	784.74	6/1/2007	90,950.00	90,692.92
690	Pennsylvania	18327	Owner Occupied	Single Family	360	355	95.00	95.00	7.550	2/1/2007	1/1/2037	1,419.63	1,419.63	6/1/2007	220,400.00	220,079.31
691	Michigan	48430	Investor	Condominium	360	354	79.55	79.55	9.200	1/1/2007	12/1/2036	2,711.07	2,711.07	6/1/2007	350,000.00	349,830.35
692	California	95336	Owner Occupied	Single Family	360	355	90.00	90.00	6.350	2/1/2007	1/1/2037	2,390.03	2,390.03	6/1/2007	415,800.00	414,841.14
693	New Hampshire	03461	Owner Occupied	Single Family	360	355	68.81	68.81	6.600	2/1/2007	1/1/2037	888.89	888.89	6/1/2007	150,000.00	149,677.02
694	New Jersey	07730	Owner Occupied	Single Family	360	354	80.00	100.00	7.990	1/1/2007	12/1/2036	1,671.80	1,671.80	6/1/2007	246,400.00	246,209.74
695	California	90220	Owner Occupied	Single Family	360	354	79.12	79.13	7.650	1/1/2007	12/1/2036	2,346.83	2,346.83	6/1/2007	360,000.00	359,684.03
696	New Jersey	07730	Owner Occupied	Single Family	360	354	100.00	100.00	10.990	1/1/2007	12/1/2036	586.17	586.17	6/1/2007	61,600.00	61,464.84
697	Georgia	30143	Owner Occupied	Single Family	360	354	79.28	79.28	9.500	1/1/2007	12/1/2036	739.95	739.95	6/1/2007	88,000.00	87,735.11
698	Pennsylvania	19018	Owner Occupied	Single Family	360	354	90.00	90.00	8.650	1/1/2007	12/1/2036	1,105.04	1,105.04	6/1/2007	141,750.00	141,241.36
699	California	92111	Owner Occupied	Single Family	360	354	80.00	80.00	6.750	1/1/2007	12/1/2036	2,678.90	2,678.90	6/1/2007	444,000.00	442,896.17
700	Florida	33032	Owner Occupied	Single Family	360	355	80.00	100.00	6.320	2/1/2007	1/1/2037	1,116.50	1,116.50	6/1/2007	180,000.00	179,148.57
701	Virginia	22554	Investor	Single Family	360	354	80.00	100.00	8.550	1/1/2007	12/1/2036	1,235.94	1,235.94	6/1/2007	160,000.00	159,414.01
702	Florida	34208	Owner Occupied	Single Family	360	354	75.00	75.00	6.100	1/1/2007	12/1/2036	763.55	763.55	6/1/2007	126,000.00	125,251.79
703	Florida	33032	Owner Occupied	Single Family	360	355	100.00	100.00	10.025	2/1/2007	1/1/2037	395.74	395.74	6/1/2007	45,000.00	44,899.33
704	Pennsylvania	19018	Owner Occupied	Single Family	360	354	80.00	100.00	8.650	1/1/2007	12/1/2036	979.14	979.14	6/1/2007	125,600.00	125,149.31
705	Colorado	80138	Owner Occupied	Single Family	360	354	90.00	90.00	7.300	1/1/2007	12/1/2036	1,752.00	1,745.23	6/1/2007	288,000.00	286,886.76
706	South Carolina	29906	Owner Occupied	Single Family	360	354	90.00	90.00	8.900	1/1/2007	12/1/2036	2,009.54	2,009.54	6/1/2007	252,000.00	251,140.97
707	Florida	34759	Owner Occupied	Single Family	360	354	80.00	100.00	7.850	1/1/2007	12/1/2036	1,414.60	1,414.60	6/1/2007	211,920.00	211,747.46
708	Maine	04967	Investor	2 Family	360	354	90.00	90.00	9.600	1/1/2007	12/1/2036	571.74	571.74	6/1/2007	67,410.00	67,211.30
709	California	95358	Owner Occupied	Single Family	360	354	90.00	90.00	8.350	1/1/2007	12/1/2036	2,481.08	2,481.08	6/1/2007	351,000.00	350,763.69
710	Florida	34759	Owner Occupied	Single Family	360	354	100.00	100.00	12.325	1/1/2007	12/1/2036	558.25	558.25	6/1/2007	52,980.00	52,893.19
711	Illinois	60067	Owner Occupied	Condominium	360	355	82.50	82.50	9.350	2/1/2007	1/1/2037	1,817.13	1,817.13	6/1/2007	231,000.00	230,912.38
712	Arizona	85710	Owner Occupied	Single Family	360	354	80.00	100.00	9.200	1/1/2007	12/1/2036	1,146.39	1,146.39	6/1/2007	148,000.00	147,928.31
713	Arizona	85710	Owner Occupied	Single Family	360	354	100.00	100.00	12.275	1/1/2007	12/1/2036	388.44	388.44	6/1/2007	37,000.00	36,938.69
714	Maryland	20603	Owner Occupied	Single Family	360	354	90.00	100.00	8.150	1/1/2007	12/1/2036	2,452.75	2,452.75	6/1/2007	354,920.00	354,662.14
715	California	91325	Owner Occupied	Single Family	360	354	79.74	79.75	6.450	1/1/2007	12/1/2036	2,777.37	2,777.37	6/1/2007	496,000.00	495,019.49
716	Maryland	20603	Owner Occupied	Single Family	360	354	100.00	100.00	10.300	1/1/2007	12/1/2036	354.84	354.84	6/1/2007	39,435.00	39,334.08
717	Pennsylvania	19018	Owner Occupied	Single Family	360	354	100.00	100.00	12.575	1/1/2007	12/1/2036	336.95	336.95	6/1/2007	31,400.00	31,351.31
718	Maryland	20603	Owner Occupied	Single Family	360	354	95.00	95.00	8.990	1/1/2007	12/1/2036	3,880.16	3,880.16	6/1/2007	512,050.00	511,780.69
719	California	95831	Owner Occupied	Single Family	360	355	80.00	100.00	7.250	2/1/2007	1/1/2037	1,539.51	1,539.51	6/1/2007	247,950.00	247,740.08
720	Connecticut	06002	Owner Occupied	Single Family	360	354	100.00	100.00	9.800	1/1/2007	12/1/2036	1,481.25	1,481.25	6/1/2007	180,000.00	179,919.79

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
721	California	92223	Owner Occupied	Single Family	360	354	47.35	47.36	9.500	1/1/2007	12/1/2036	1,353.78	1,353.78	6/1/2007	161,000.00	160,515.32
722	New York	10308	Owner Occupied	Single Family	360	355	85.00	85.00	6.800	2/1/2007	1/1/2037	2,527.98	2,527.98	6/1/2007	416,500.00	415,651.38
723	California	95831	Owner Occupied	Single Family	360	355	100.00	100.00	10.000	2/1/2007	1/1/2037	544.01	544.01	6/1/2007	61,990.00	61,850.55
724	California	93312	Owner Occupied	Single Family	360	354	80.00	100.00	6.650	1/1/2007	12/1/2036	1,665.37	1,665.37	6/1/2007	259,417.00	258,031.31
725	California	93312	Owner Occupied	Single Family	360	354	100.00	100.00	10.025	1/1/2007	12/1/2036	570.34	570.34	6/1/2007	64,854.00	64,679.15
726	Maryland	20770	Owner Occupied	Condominium	360	354	95.00	95.00	7.900	1/1/2007	12/1/2036	1,372.20	1,372.20	6/1/2007	199,500.00	199,141.19
727	Florida	32754	Owner Occupied	Single Family	360	354	95.00	95.00	8.250	1/1/2007	12/1/2036	644.51	644.51	6/1/2007	90,250.00	90,103.25
728	Massachusetts	01506	Owner Occupied	Single Family	360	354	74.30	74.31	7.850	1/1/2007	12/1/2036	1,736.00	1,736.00	6/1/2007	240,000.00	238,987.56
729	Florida	33173	Owner Occupied	Single Family	360	354	49.02	49.02	8.500	1/1/2007	12/1/2036	1,257.80	1,257.80	6/1/2007	175,000.00	174,888.73
730	New York	14120	Owner Occupied	Single Family	360	355	95.00	95.00	8.550	2/1/2007	1/1/2037	940.60	940.60	6/1/2007	130,150.00	130,082.64
731	Ohio	44107	Owner Occupied	Single Family	360	354	100.00	100.00	9.450	1/1/2007	12/1/2036	1,004.65	1,004.65	6/1/2007	120,000.00	119,634.98
732	Virginia	23607	Investor	2 Family	360	354	90.00	100.00	8.550	1/1/2007	12/1/2036	741.50	741.50	6/1/2007	102,600.00	102,536.03
733	New York	11220	Owner Occupied	2 Family	360	354	36.15	36.16	6.300	1/1/2007	12/1/2036	1,289.46	1,289.46	6/1/2007	235,000.00	234,620.76
734	Minnesota	55420	Owner Occupied	Single Family	360	354	90.00	90.00	7.050	1/1/2007	12/1/2036	1,444.31	1,444.31	6/1/2007	216,000.00	214,932.56
735	California	93635	Owner Occupied	Single Family	360	354	90.00	90.00	6.450	1/1/2007	12/1/2036	2,487.62	2,487.62	6/1/2007	427,500.00	426,345.75
736	Virginia	22853	Owner Occupied	Single Family	360	355	75.00	75.00	8.800	2/1/2007	1/1/2037	977.96	977.96	6/1/2007	123,750.00	123,333.18
737	Connecticut	06770	Owner Occupied	Single Family	360	355	80.00	80.00	9.450	2/1/2007	1/1/2037	1,446.70	1,446.70	6/1/2007	172,800.00	172,363.67
738	Wisconsin	53029	Owner Occupied	Single Family	360	354	90.00	90.00	9.000	1/1/2007	12/1/2036	1,433.70	1,433.70	6/1/2007	189,000.00	188,900.96
739	Florida	33569	Owner Occupied	Single Family	360	354	80.00	80.00	6.850	1/1/2007	12/1/2036	864.94	864.94	6/1/2007	132,000.00	131,321.73
740	New Jersey	08551	Owner Occupied	Single Family	360	355	95.00	95.00	7.550	2/1/2007	1/1/2037	2,172.28	2,172.28	6/1/2007	337,250.00	336,994.73
741	Florida	33313	Second Home	Condominium	360	354	90.00	100.00	9.400	1/1/2007	12/1/2036	1,050.30	1,050.30	6/1/2007	126,000.00	125,612.67
742	California	93307	Owner Occupied	Single Family	360	354	85.00	85.00	6.500	1/1/2007	12/1/2036	1,952.93	1,952.93	6/1/2007	308,975.00	307,276.24
743	California	92395	Owner Occupied	Single Family	360	354	80.00	100.00	7.650	1/1/2007	12/1/2036	1,721.01	1,721.01	6/1/2007	264,000.00	263,768.27
744	Georgia	30087	Owner Occupied	Single Family	360	354	80.00	100.00	7.100	1/1/2007	12/1/2036	779.60	779.60	6/1/2007	124,000.00	123,720.29
745	California	90222	Owner Occupied	Single Family	360	354	95.00	95.00	6.550	1/1/2007	12/1/2036	2,474.73	2,474.73	6/1/2007	389,500.00	387,378.98
746	Illinois	60446	Owner Occupied	Single Family	360	354	90.00	90.00	6.990	1/1/2007	12/1/2036	1,061.41	1,061.41	6/1/2007	171,000.00	170,602.24
747	California	92395	Owner Occupied	Single Family	360	354	100.00	100.00	11.325	1/1/2007	12/1/2036	644.79	644.79	6/1/2007	66,000.00	65,865.38
748	New Jersey	07305	Owner Occupied	2 Family	360	354	80.00	100.00	7.490	1/1/2007	12/1/2036	2,813.61	2,813.61	6/1/2007	440,000.00	439,589.99
749	Florida	32824	Owner Occupied	Single Family	360	354	80.00	100.00	8.550	1/1/2007	12/1/2036	2,251.96	2,251.96	6/1/2007	311,600.00	311,406.62
750	Maryland	21740	Owner Occupied	Single Family	360	354	80.00	100.00	7.750	1/1/2007	12/1/2036	1,100.41	1,100.41	6/1/2007	153,600.00	152,938.95
751	New Jersey	07305	Owner Occupied	2 Family	360	354	100.00	100.00	11.250	1/1/2007	12/1/2036	1,068.39	1,068.39	6/1/2007	110,000.00	109,750.09
752	Texas	75024	Owner Occupied	Single Family	360	354	80.00	95.00	7.250	1/1/2007	12/1/2036	1,909.55	1,909.55	6/1/2007	279,920.00	278,589.85
753	Texas	75024	Owner Occupied	Single Family	360	354	95.00	95.00	10.990	1/1/2007	12/1/2036	499.43	499.43	6/1/2007	52,485.00	52,369.87
754	District of Columbia	20011	Owner Occupied	Single Family	360	354	84.91	84.91	8.300	1/1/2007	12/1/2036	2,845.54	2,845.54	6/1/2007	377,000.00	375,547.34
755	Pennsylvania	19138	Owner Occupied	Single Family	360	354	100.00	100.00	9.400	1/1/2007	12/1/2036	592.99	592.99	6/1/2007	75,000.00	74,966.41
756	Hawaii	96706	Investor	Condominium	360	354	63.85	63.85	8.200	1/1/2007	12/1/2036	1,241.27	1,241.27	6/1/2007	166,000.00	165,347.32
757	Georgia	30087	Owner Occupied	Single Family	120	114	100.00	100.00	11.075	1/1/2007	12/1/2016	428.34	428.34	6/1/2007	31,000.00	30,126.65
758	Illinois	60064	Owner Occupied	Single Family	360	354	75.00	75.00	8.300	1/1/2007	12/1/2036	1,188.79	1,188.79	6/1/2007	157,500.00	156,893.12
759	California	92139	Owner Occupied	Single Family	360	354	80.00	100.00	7.350	1/1/2007	12/1/2036	2,117.17	2,117.17	6/1/2007	336,800.00	336,469.36
760	California	92139	Owner Occupied	Single Family	360	354	100.00	100.00	11.025	1/1/2007	12/1/2036	803.45	803.45	6/1/2007	84,200.00	84,016.66

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
761	Florida	34953	Owner Occupied	Single Family	360	355	91.94	91.95	7.500	2/1/2007	1/1/2037	1,925.00	1,925.00	6/1/2007	308,000.00	308,000.00
762	Washington	98038	Owner Occupied	Single Family	360	354	80.00	100.00	7.150	1/1/2007	12/1/2036	2,311.83	2,311.83	6/1/2007	388,000.00	388,000.00
763	Washington	98038	Owner Occupied	Single Family	360	354	100.00	100.00	10.990	1/1/2007	12/1/2036	923.02	923.02	6/1/2007	97,000.00	96,787.21
764	Maryland	21117	Owner Occupied	Single Family	360	354	90.00	90.00	6.950	1/1/2007	12/1/2036	3,075.38	3,075.37	6/1/2007	531,000.00	531,000.00
765	California	91331	Owner Occupied	Single Family	360	354	76.77	76.77	6.250	1/1/2007	12/1/2036	2,339.73	2,339.73	6/1/2007	380,000.00	377,605.64
766	Arizona	85033	Owner Occupied	Single Family	360	354	80.00	80.00	6.800	1/1/2007	12/1/2036	985.20	985.20	6/1/2007	168,000.00	167,797.95
767	Oregon	97213	Owner Occupied	Single Family	360	354	80.00	100.00	6.900	1/1/2007	12/1/2036	2,845.15	2,845.15	6/1/2007	432,000.00	429,786.60
768	New York	14086	Owner Occupied	2 Family	360	355	90.00	90.00	8.500	2/1/2007	1/1/2037	982.67	982.67	6/1/2007	127,800.00	127,407.37
769	Oregon	97213	Owner Occupied	Single Family	360	354	100.00	100.00	10.300	1/1/2007	12/1/2036	971.81	971.81	6/1/2007	108,000.00	107,238.13
770	California	93543	Owner Occupied	Single Family	360	354	95.00	95.00	9.750	1/1/2007	12/1/2036	3,506.96	3,506.96	6/1/2007	422,750.00	422,308.42
771	California	92405	Owner Occupied	Single Family	360	354	95.00	95.00	9.200	1/1/2007	12/1/2036	2,334.31	2,334.31	6/1/2007	285,000.00	284,086.80
772	Arizona	85242	Owner Occupied	Single Family	360	355	80.00	100.00	8.900	2/1/2007	1/1/2037	1,621.25	1,621.25	6/1/2007	216,000.00	215,902.31
773	Arizona	85242	Owner Occupied	Single Family	360	355	100.00	100.00	11.500	2/1/2007	1/1/2037	534.76	534.76	6/1/2007	54,000.00	53,912.03
774	Florida	34741	Investor	Single Family	360	354	82.76	82.77	7.100	1/1/2007	12/1/2036	1,106.84	1,106.84	6/1/2007	164,700.00	163,893.96
775	Georgia	30265	Owner Occupied	Single Family	360	354	80.00	100.00	7.700	1/1/2007	12/1/2036	866.96	866.96	6/1/2007	121,600.00	121,071.43
776	Georgia	31419	Owner Occupied	Single Family	360	354	80.00	100.00	8.700	1/1/2007	12/1/2036	1,083.85	1,083.85	6/1/2007	138,400.00	137,908.47
777	New York	11226	Owner Occupied	3 Family	360	354	84.00	84.00	7.490	1/1/2007	12/1/2036	4,417.27	4,417.27	6/1/2007	672,000.00	670,641.74
778	Georgia	31419	Owner Occupied	Single Family	360	354	100.00	100.00	12.325	1/1/2007	12/1/2036	364.58	364.58	6/1/2007	34,600.00	34,543.31
779	Maryland	21740	Owner Occupied	Single Family	360	354	100.00	100.00	12.325	1/1/2007	12/1/2036	404.62	404.62	6/1/2007	38,400.00	38,337.08
780	Maryland	20874	Owner Occupied	Single Family	360	354	90.00	90.00	9.450	1/1/2007	12/1/2036	2,574.77	2,574.77	6/1/2007	324,000.00	323,857.61
781	Pennsylvania	16830	Owner Occupied	Single Family	360	354	100.00	100.00	9.400	1/1/2007	12/1/2036	749.38	749.38	6/1/2007	89,900.00	89,623.66
782	New York	10312	Owner Occupied	Single Family	360	355	80.00	100.00	7.150	2/1/2007	1/1/2037	2,155.90	2,155.90	6/1/2007	319,200.00	317,914.77
783	Maryland	20784	Investor	Single Family	360	354	70.00	70.00	9.250	1/1/2007	12/1/2036	2,159.52	2,159.52	6/1/2007	262,500.00	261,667.61
784	New York	10312	Owner Occupied	Single Family	360	355	100.00	100.00	10.025	2/1/2007	1/1/2037	701.78	701.78	6/1/2007	79,800.00	79,621.44
785	Florida	32225	Owner Occupied	Single Family	360	354	62.44	62.45	6.650	1/1/2007	12/1/2036	3,824.04	3,824.04	6/1/2007	665,000.00	664,155.40
786	Florida	33324	Owner Occupied	Condominium	360	354	80.00	100.00	8.500	1/1/2007	12/1/2036	1,537.83	1,537.83	6/1/2007	200,000.00	199,260.02
787	North Carolina	27526	Owner Occupied	Single Family	360	354	80.00	100.00	8.900	1/1/2007	12/1/2036	1,180.21	1,180.21	6/1/2007	148,000.00	147,495.47
788	Florida	33324	Owner Occupied	Condominium	360	354	100.00	100.00	12.325	1/1/2007	12/1/2036	526.85	526.85	6/1/2007	50,000.00	49,918.07
789	North Carolina	28401	Owner Occupied	Single Family	360	354	80.00	100.00	7.750	1/1/2007	12/1/2036	1,627.50	1,627.50	6/1/2007	252,000.00	252,000.00
790	Ohio	44685	Owner Occupied	Single Family	360	354	100.00	100.00	8.150	1/1/2007	12/1/2036	1,399.19	1,399.19	6/1/2007	188,000.00	186,529.54
791	North Carolina	27526	Owner Occupied	Single Family	360	354	100.00	100.00	11.075	1/1/2007	12/1/2036	354.46	354.46	6/1/2007	37,000.00	36,920.30
792	North Carolina	28401	Owner Occupied	Single Family	360	354	100.00	100.00	12.325	1/1/2007	12/1/2036	663.83	663.83	6/1/2007	63,000.00	62,896.77
793	Colorado	80128	Owner Occupied	Single Family	360	354	80.00	100.00	6.400	1/1/2007	12/1/2036	938.86	938.86	6/1/2007	168,800.00	168,565.34
794	Florida	33570	Owner Occupied	Single Family	360	355	80.00	100.00	7.350	2/1/2007	1/1/2037	1,460.62	1,460.62	6/1/2007	212,000.00	211,179.41
795	New Jersey	08021	Owner Occupied	Single Family	360	354	67.20	67.21	11.500	1/1/2007	12/1/2036	1,210.35	1,210.35	6/1/2007	125,000.00	124,923.60
796	California	90032	Owner Occupied	2 Family	360	354	95.00	95.00	12.500	1/1/2007	12/1/2036	280.16	280.16	6/1/2007	26,250.00	26,168.14
797	Indiana	46241	Owner Occupied	Single Family	360	355	82.50	82.50	7.990	2/1/2007	1/1/2037	447.80	447.80	6/1/2007	66,000.00	65,445.61
798	California	95616	Owner Occupied	Condominium	360	355	70.00	70.00	9.990	2/1/2007	1/1/2037	1,584.38	1,584.38	6/1/2007	189,000.00	188,944.31
799	Maryland	20743	Owner Occupied	Single Family	360	354	90.00	100.00	7.700	1/1/2007	12/1/2036	1,605.38	1,605.38	6/1/2007	244,800.00	244,589.16
800	Illinois	60430	Owner Occupied	Single Family	360	354	85.00	85.00	9.250	1/1/2007	12/1/2036	1,398.55	1,398.55	6/1/2007	170,000.00	169,460.91

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
801	Maryland	20743	Owner Occupied	Single Family	360	354	100.00	100.00	11.725	1/1/2007	12/1/2036	274.04	274.04	6/1/2007	27,200.00	27,149.13
802	California	92881	Owner Occupied	Single Family	360	354	80.00	95.00	6.990	1/1/2007	12/1/2036	3,355.20	3,355.20	6/1/2007	576,000.00	576,000.00
803	Maryland	20774	Owner Occupied	Single Family	360	354	100.00	100.00	11.250	1/1/2007	12/1/2036	777.01	777.01	6/1/2007	80,000.00	79,834.09
804	California	92881	Owner Occupied	Single Family	360	354	95.00	95.00	9.730	1/1/2007	12/1/2036	926.30	926.30	6/1/2007	108,000.00	107,690.19
805	Florida	33570	Owner Occupied	Single Family	360	355	100.00	100.00	10.990	2/1/2007	1/1/2037	504.33	504.33	6/1/2007	53,000.00	52,903.56
806	Georgia	30265	Owner Occupied	Single Family	360	354	100.00	100.00	10.175	1/1/2007	12/1/2036	270.72	270.72	6/1/2007	30,400.00	30,320.62
807	California	92835	Owner Occupied	Condominium	360	354	90.00	90.00	7.650	1/1/2007	12/1/2036	4,120.45	4,120.45	6/1/2007	632,070.00	631,515.20
808	California	95603	Owner Occupied	Single Family	360	355	80.00	90.00	6.400	2/1/2007	1/1/2037	2,853.64	2,853.64	6/1/2007	513,061.00	512,367.34
809	Florida	33702	Investor	Single Family	360	354	80.00	80.00	7.550	1/1/2007	12/1/2036	1,405.28	1,405.28	6/1/2007	200,000.00	198,903.07
810	Florida	33470	Owner Occupied	Single Family	360	354	80.00	100.00	7.250	1/1/2007	12/1/2036	2,135.88	2,135.88	6/1/2007	344,000.00	343,649.46
811	California	95603	Owner Occupied	Single Family	360	355	90.00	90.00	9.990	2/1/2007	1/1/2037	562.33	562.33	6/1/2007	64,132.00	63,784.95
812	Arizona	85209	Owner Occupied	Single Family	360	354	76.92	76.93	6.400	1/1/2007	12/1/2036	1,156.70	1,156.70	6/1/2007	200,000.00	199,452.55
813	Georgia	30189	Owner Occupied	Single Family	360	354	80.00	100.00	7.950	1/1/2007	12/1/2036	834.86	834.86	6/1/2007	114,320.00	113,847.30
814	Georgia	30189	Owner Occupied	Single Family	360	354	100.00	100.00	12.325	1/1/2007	12/1/2036	301.15	301.15	6/1/2007	28,580.00	28,517.98
815	Nevada	89128	Owner Occupied	Single Family	360	354	84.69	84.70	6.700	1/1/2007	12/1/2036	1,559.38	1,559.38	6/1/2007	260,000.00	259,344.64
816	Massachusetts	01830	Owner Occupied	Single Family	360	355	95.00	95.00	8.200	2/1/2007	1/1/2037	1,386.55	1,386.55	6/1/2007	199,500.00	199,381.90
817	California	94132	Owner Occupied	Single Family	360	355	80.00	100.00	6.100	2/1/2007	1/1/2037	2,989.34	2,989.34	6/1/2007	560,000.00	559,278.68
818	California	94132	Owner Occupied	Single Family	360	355	100.00	100.00	10.250	2/1/2007	1/1/2037	1,254.54	1,254.54	6/1/2007	140,000.00	139,700.95
819	Illinois	61401	Owner Occupied	Single Family	360	355	100.00	100.00	10.000	2/1/2007	1/1/2037	268.54	268.54	6/1/2007	30,600.00	30,531.16
820	Ohio	43065	Owner Occupied	Single Family	360	354	80.00	100.00	6.800	1/1/2007	12/1/2036	1,225.62	1,225.62	6/1/2007	188,000.00	187,023.78
821	California	91505	Owner Occupied	Single Family	360	354	90.00	90.00	7.650	1/1/2007	12/1/2036	4,417.88	4,417.88	6/1/2007	693,000.00	693,000.00
822	Maryland	20901	Owner Occupied	Single Family	360	354	72.34	72.35	6.750	1/1/2007	12/1/2036	2,051.41	2,051.41	6/1/2007	340,000.00	339,154.12
823	California	93638	Investor	Single Family	360	354	32.28	32.28	7.300	1/1/2007	12/1/2036	836.40	836.40	6/1/2007	122,000.00	121,339.58
824	Ohio	43065	Owner Occupied	Single Family	360	354	100.00	100.00	11.250	1/1/2007	12/1/2036	456.49	456.49	6/1/2007	47,000.00	46,655.07
825	California	94531	Owner Occupied	Single Family	360	354	80.00	100.00	6.550	1/1/2007	12/1/2036	3,436.75	3,436.75	6/1/2007	605,610.00	604,812.41
826	Arizona	85323	Owner Occupied	Single Family	360	354	94.96	94.97	8.050	1/1/2007	12/1/2036	1,719.28	1,719.28	6/1/2007	251,650.00	251,460.06
827	Florida	33811	Owner Occupied	Single Family	360	354	80.00	100.00	8.350	1/1/2007	12/1/2036	1,526.25	1,526.25	6/1/2007	215,920.00	215,774.64
828	Ohio	44515	Owner Occupied	Single Family	360	355	100.00	100.00	10.950	2/1/2007	1/1/2037	474.27	474.27	6/1/2007	50,000.00	49,908.24
829	Florida	32824	Owner Occupied	Single Family	360	354	100.00	100.00	12.000	1/1/2007	12/1/2036	801.29	801.29	6/1/2007	77,900.00	77,762.86
830	Maryland	21163	Owner Occupied	Single Family	360	354	89.49	94.50	6.250	1/1/2007	12/1/2036	2,877.46	2,877.46	6/1/2007	528,000.00	527,225.22
831	North Carolina	28306	Owner Occupied	Single Family	360	355	95.00	95.00	8.250	2/1/2007	1/1/2037	970.28	970.28	6/1/2007	129,152.00	128,734.49
832	Florida	32819	Investor	Single Family	360	355	70.78	70.79	10.400	2/1/2007	1/1/2037	987.07	987.07	6/1/2007	113,250.00	113,221.65
833	California	92808	Owner Occupied	Condominium	360	354	100.00	100.00	8.300	1/1/2007	12/1/2036	3,725.41	3,725.41	6/1/2007	530,000.00	529,636.30
834	Maryland	21401	Owner Occupied	Single Family	360	355	89.94	89.94	7.850	2/1/2007	1/1/2037	1,969.17	1,969.17	6/1/2007	295,000.00	294,800.50
835	California	91208	Owner Occupied	Single Family	360	354	84.14	84.14	8.300	1/1/2007	12/1/2036	4,287.73	4,287.73	6/1/2007	610,000.00	609,581.44
836	California	92054	Owner Occupied	Single Family	360	354	80.00	100.00	7.950	1/1/2007	12/1/2036	2,317.80	2,317.80	6/1/2007	343,200.00	342,930.98
837	Pennsylvania	19020	Owner Occupied	Single Family	360	354	64.29	64.29	8.450	1/1/2007	12/1/2036	1,859.86	1,859.86	6/1/2007	243,000.00	242,091.73
838	California	92054	Owner Occupied	Single Family	360	354	100.00	100.00	12.825	1/1/2007	12/1/2036	937.40	937.40	6/1/2007	85,800.00	85,674.21
839	Texas	76022	Owner Occupied	Single Family	360	354	72.63	72.64	6.250	1/1/2007	12/1/2036	1,104.60	1,104.60	6/1/2007	179,400.00	178,365.26
840	Maryland	20906	Owner Occupied	Single Family	360	354	87.00	87.00	7.400	1/1/2007	12/1/2036	3,384.10	3,384.10	6/1/2007	535,050.00	534,534.36

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
841	California	90011	Owner Occupied	Single Family	360	354	74.15	74.15	9.950	1/1/2007	12/1/2036	2,724.37	2,724.37	6/1/2007	326,250.00	326,132.31
842	California	94531	Owner Occupied	Single Family	360	354	100.00	100.00	10.175	1/1/2007	12/1/2036	1,348.28	1,348.28	6/1/2007	151,402.00	151,006.60
843	Florida	33811	Owner Occupied	Single Family	360	354	100.00	100.00	12.125	1/1/2007	12/1/2036	560.44	560.44	6/1/2007	53,980.00	53,887.59
844	Florida	32839	Owner Occupied	Single Family	360	354	90.00	90.00	7.990	1/1/2007	12/1/2036	918.90	918.90	6/1/2007	132,300.00	132,068.16
845	New York	11212	Owner Occupied	2 Family	360	355	63.00	63.00	6.850	2/1/2007	1/1/2037	2,064.07	2,064.07	6/1/2007	315,000.00	313,655.00
846	Texas	76131	Owner Occupied	Single Family	360	354	80.00	100.00	7.300	1/1/2007	12/1/2036	720.27	720.27	6/1/2007	118,400.00	118,400.00
847	Maryland	21043	Owner Occupied	Single Family	360	354	94.01	94.01	7.490	1/1/2007	12/1/2036	3,510.62	3,510.62	6/1/2007	549,000.00	548,488.40
848	Texas	76131	Owner Occupied	Single Family	360	354	100.00	100.00	9.990	1/1/2007	12/1/2036	259.54	259.54	6/1/2007	29,600.00	29,519.62
849	Hawaii	96738	Owner Occupied	Single Family	360	354	80.00	100.00	7.250	1/1/2007	12/1/2036	2,260.06	2,260.06	6/1/2007	364,000.00	363,629.08
850	New Hampshire	03054	Owner Occupied	Condominium	360	354	90.00	90.00	8.900	1/1/2007	12/1/2036	1,573.96	1,573.96	6/1/2007	209,700.00	209,585.80
851	Texas	75501	Owner Occupied	Single Family	360	354	95.00	95.00	10.100	1/1/2007	12/1/2036	965.99	965.99	6/1/2007	109,155.00	108,865.35
852	Ohio	45840	Owner Occupied	Single Family	360	354	90.00	90.00	9.200	1/1/2007	12/1/2036	685.55	685.55	6/1/2007	83,700.00	83,431.80
853	Hawaii	96738	Owner Occupied	Single Family	360	354	100.00	100.00	10.990	1/1/2007	12/1/2036	865.93	865.93	6/1/2007	91,000.00	90,800.35
854	Florida	33710	Owner Occupied	Single Family	360	354	100.00	100.00	7.200	1/1/2007	12/1/2036	1,376.00	1,376.00	6/1/2007	223,000.00	222,768.55
855	Maryland	21229	Owner Occupied	Single Family	360	354	100.00	100.00	9.490	1/1/2007	12/1/2036	739.31	739.31	6/1/2007	88,000.00	87,734.53
856	Florida	33033	Investor	Single Family	360	355	67.50	67.50	8.250	2/1/2007	1/1/2037	1,014.21	1,014.21	6/1/2007	135,000.00	134,563.62
857	California	92301	Owner Occupied	Single Family	360	354	80.00	100.00	6.250	1/1/2007	12/1/2036	1,448.17	1,448.17	6/1/2007	235,200.00	233,843.42
858	Florida	33183	Owner Occupied	Condominium	360	355	80.00	100.00	8.400	2/1/2007	1/1/2037	1,124.47	1,124.47	6/1/2007	147,600.00	147,137.22
859	Florida	33183	Owner Occupied	Condominium	360	355	100.00	100.00	11.750	2/1/2007	1/1/2037	372.47	372.47	6/1/2007	36,900.00	36,843.10
860	California	92301	Owner Occupied	Single Family	360	354	100.00	100.00	10.300	1/1/2007	12/1/2036	529.09	529.09	6/1/2007	58,800.00	58,650.58
861	Alaska	99654	Owner Occupied	Single Family	360	355	80.00	80.00	7.250	2/1/2007	1/1/2037	1,363.81	1,363.81	6/1/2007	199,920.00	199,029.01
862	Florida	33991	Owner Occupied	Single Family	360	354	59.62	59.62	7.470	1/1/2007	12/1/2036	1,080.60	1,080.60	6/1/2007	155,000.00	154,294.76
863	Virginia	23602	Owner Occupied	Single Family	360	354	100.00	100.00	8.990	1/1/2007	12/1/2036	2,853.86	2,853.86	6/1/2007	355,000.00	353,812.03
864	Texas	76028	Owner Occupied	Single Family	360	354	67.31	67.31	7.050	1/1/2007	12/1/2036	1,170.16	1,170.16	6/1/2007	175,000.00	174,014.76
865	Florida	33162	Owner Occupied	Single Family	360	355	80.00	100.00	7.900	2/1/2007	1/1/2037	1,403.15	1,403.15	6/1/2007	204,000.00	203,695.26
866	Florida	33162	Owner Occupied	Single Family	120	115	100.00	100.00	11.075	2/1/2007	1/1/2017	704.69	704.69	6/1/2007	51,000.00	49,808.20
867	Pennsylvania	19082	Owner Occupied	Single Family	360	354	80.00	80.00	9.900	1/1/2007	12/1/2036	942.26	942.26	6/1/2007	112,000.00	111,888.15
868	Pennsylvania	19508	Owner Occupied	Single Family	360	355	66.98	66.99	9.700	2/1/2007	1/1/2037	607.39	607.39	6/1/2007	71,000.00	70,829.91
869	Florida	32566	Second Home	Condominium	360	355	75.00	75.00	6.400	2/1/2007	1/1/2037	3,574.77	3,574.77	6/1/2007	571,500.00	568,837.91
870	Michigan	49444	Investor	2 Family	360	354	90.00	90.00	10.200	1/1/2007	12/1/2036	449.76	449.76	6/1/2007	50,400.00	50,269.09
871	New York	11436	Owner Occupied	2 Family	360	355	90.00	90.00	5.500	2/1/2007	1/1/2037	2,619.38	2,619.37	6/1/2007	571,500.00	571,499.99
872	Illinois	60014	Investor	Single Family	360	354	80.00	90.00	8.850	1/1/2007	12/1/2036	2,979.81	2,979.81	6/1/2007	375,360.00	374,067.19
873	California	95687	Owner Occupied	Single Family	360	354	80.00	100.00	6.450	1/1/2007	12/1/2036	1,971.04	1,971.04	6/1/2007	352,000.00	351,513.33
874	Illinois	60436	Owner Occupied	Single Family	360	354	68.44	68.45	7.750	1/1/2007	12/1/2036	661.96	661.96	6/1/2007	92,400.00	92,002.37
875	Florida	33147	Investor	2 Family	360	354	62.50	62.50	9.450	1/1/2007	12/1/2036	941.86	941.86	6/1/2007	112,500.00	112,157.80
876	New York	11413	Owner Occupied	2 Family	360	356	80.00	100.00	7.100	3/1/2007	2/1/2037	2,945.37	2,945.37	6/1/2007	483,360.00	483,014.99
877	California	95687	Owner Occupied	Single Family	360	354	100.00	100.00	10.025	1/1/2007	12/1/2036	773.89	773.89	6/1/2007	88,000.00	87,762.09
878	New York	11368	Owner Occupied	Single Family	360	354	80.00	100.00	6.750	1/1/2007	12/1/2036	3,137.32	3,137.32	6/1/2007	538,480.00	537,820.54
879	Florida	33463	Owner Occupied	Single Family	360	355	78.46	78.46	6.600	2/1/2007	1/1/2037	1,267.74	1,267.74	6/1/2007	198,500.00	197,610.32
880	New York	11368	Owner Occupied	Single Family	360	354	100.00	100.00	11.075	1/1/2007	12/1/2036	1,289.65	1,289.65	6/1/2007	134,620.00	134,329.70

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
881	Arizona	85013	Owner Occupied	Single Family	360	354	80.00	100.00	6.900	1/1/2007	12/1/2036	998.00	998.00	6/1/2007	168,000.00	167,805.22
882	Georgia	30680	Owner Occupied	Single Family	180	174	100.00	100.00	12.325	1/1/2007	12/1/2021	281.84	281.84	6/1/2007	23,080.00	22,804.27
883	Maryland	20743	Owner Occupied	Single Family	360	354	80.00	100.00	8.100	1/1/2007	12/1/2036	1,484.21	1,484.21	6/1/2007	216,000.00	215,837.88
884	California	95363	Owner Occupied	Single Family	360	354	84.62	84.62	6.400	1/1/2007	12/1/2036	2,346.67	2,346.67	6/1/2007	440,000.00	440,000.00
885	Florida	33407	Owner Occupied	Single Family	360	354	90.00	90.00	8.800	1/1/2007	12/1/2036	2,071.85	2,071.85	6/1/2007	279,000.00	278,842.03
886	California	95624	Owner Occupied	Single Family	360	354	80.00	100.00	6.650	1/1/2007	12/1/2036	1,587.12	1,587.12	6/1/2007	276,000.00	275,649.46
887	Arizona	85013	Owner Occupied	Single Family	360	354	100.00	100.00	11.475	1/1/2007	12/1/2036	415.12	415.12	6/1/2007	42,000.00	41,917.08
888	California	91722	Owner Occupied	Single Family	360	354	80.00	100.00	7.990	1/1/2007	12/1/2036	2,388.28	2,388.28	6/1/2007	352,000.00	351,728.52
889	California	91722	Owner Occupied	Single Family	360	354	100.00	100.00	12.075	1/1/2007	12/1/2036	910.26	910.26	6/1/2007	88,000.00	87,847.96
890	New York	11413	Owner Occupied	2 Family	360	356	100.00	100.00	10.990	3/1/2007	2/1/2037	1,149.87	1,149.87	6/1/2007	120,840.00	120,637.52
891	Illinois	60073	Owner Occupied	Single Family	360	354	88.89	88.89	6.290	1/1/2007	12/1/2036	1,236.64	1,236.64	6/1/2007	200,000.00	198,855.25
892	Oregon	97229	Owner Occupied	Single Family	360	354	80.00	100.00	8.250	1/1/2007	12/1/2036	1,789.33	1,789.33	6/1/2007	256,000.00	255,820.98
893	North Carolina	27526	Owner Occupied	Single Family	360	354	80.00	100.00	8.500	1/1/2007	12/1/2036	1,246.42	1,246.42	6/1/2007	173,417.00	173,302.70
894	Florida	33311	Investor	Single Family	360	355	90.00	90.00	9.100	2/1/2007	1/1/2037	1,585.50	1,585.50	6/1/2007	195,300.00	194,769.63
895	Maryland	21205	Investor	Single Family	360	354	85.00	85.00	9.300	1/1/2007	12/1/2036	519.74	519.74	6/1/2007	62,900.00	62,701.33
896	Oregon	97229	Owner Occupied	Single Family	360	354	100.00	100.00	12.125	1/1/2007	12/1/2036	664.48	664.48	6/1/2007	64,000.00	63,890.39
897	North Carolina	27526	Owner Occupied	Single Family	360	354	100.00	100.00	10.500	1/1/2007	12/1/2036	396.58	396.58	6/1/2007	43,354.00	43,244.84
898	Florida	33483	Owner Occupied	Single Family	360	355	60.34	60.35	8.400	2/1/2007	1/1/2037	1,243.93	1,243.93	6/1/2007	175,000.00	174,904.01
899	Maryland	20743	Owner Occupied	Single Family	360	354	100.00	100.00	12.575	1/1/2007	12/1/2036	579.46	579.46	6/1/2007	54,000.00	53,915.76
900	Maryland	20906	Owner Occupied	Single Family	360	354	80.00	100.00	7.490	1/1/2007	12/1/2036	2,532.25	2,532.25	6/1/2007	396,000.00	395,630.98
901	Nevada	89110	Owner Occupied	Single Family	360	354	80.00	80.00	7.300	1/1/2007	12/1/2036	1,174.53	1,174.53	6/1/2007	188,000.00	187,811.99
902	Pennsylvania	17028	Investor	Single Family	360	355	65.00	65.00	10.300	2/1/2007	1/1/2037	1,199.01	1,199.01	6/1/2007	133,250.00	132,968.81
903	Maryland	20906	Owner Occupied	Single Family	360	354	100.00	100.00	11.250	1/1/2007	12/1/2036	961.55	961.55	6/1/2007	99,000.00	98,794.70
904	New York	11784	Owner Occupied	Single Family	360	355	89.80	89.80	6.750	2/1/2007	1/1/2037	2,184.15	2,184.15	6/1/2007	336,750.00	335,283.95
905	California	90003	Owner Occupied	Single Family	360	355	80.00	100.00	7.000	2/1/2007	1/1/2037	1,796.67	1,796.67	6/1/2007	308,000.00	308,000.00
906	District of Columbia	20032	Owner Occupied	Condominium	360	354	80.00	100.00	7.250	1/1/2007	12/1/2036	827.03	827.03	6/1/2007	133,200.00	133,064.29
907	California	90003	Owner Occupied	Single Family	360	355	100.00	100.00	11.075	2/1/2007	1/1/2037	737.66	737.66	6/1/2007	77,000.00	76,862.41
908	Arizona	85259	Owner Occupied	Single Family	360	354	80.00	80.00	6.900	1/1/2007	12/1/2036	5,681.00	5,681.00	6/1/2007	988,000.00	988,000.00
909	Missouri	63132	Owner Occupied	Single Family	360	354	93.79	93.79	8.000	1/1/2007	12/1/2036	1,127.60	1,127.60	6/1/2007	166,000.00	165,734.71
910	Pennsylvania	16001	Owner Occupied	Single Family	360	354	90.00	90.00	7.150	1/1/2007	12/1/2036	780.90	780.90	6/1/2007	127,350.00	127,214.85
911	Georgia	30152	Investor	Single Family	360	354	74.16	74.16	8.750	1/1/2007	12/1/2036	1,038.44	1,038.44	6/1/2007	132,000.00	131,535.98
912	New Jersey	08094	Owner Occupied	Single Family	360	354	89.97	89.98	7.150	1/1/2007	12/1/2036	2,363.92	2,363.92	6/1/2007	350,000.00	347,718.67
913	Maryland	20784	Owner Occupied	Single Family	360	354	80.00	100.00	8.150	1/1/2007	12/1/2036	1,413.18	1,413.18	6/1/2007	200,000.00	199,665.29
914	Wisconsin	54603	Investor	Single Family	360	355	85.71	85.72	8.900	2/1/2007	1/1/2037	717.69	717.69	6/1/2007	90,000.00	89,742.95
915	California	92394	Owner Occupied	Single Family	360	354	90.00	90.00	6.400	1/1/2007	12/1/2036	1,464.00	1,464.00	6/1/2007	274,500.00	274,500.00
916	Georgia	30126	Owner Occupied	Single Family	360	355	85.00	95.00	8.450	2/1/2007	1/1/2037	820.21	820.21	6/1/2007	114,750.00	114,688.24
917	Arizona	85204	Owner Occupied	Single Family	360	354	95.00	95.00	8.000	1/1/2007	12/1/2036	1,298.33	1,297.08	6/1/2007	194,750.00	194,562.46
918	California	93221	Owner Occupied	Single Family	360	354	80.00	96.56	8.250	1/1/2007	12/1/2036	1,297.27	1,297.27	6/1/2007	185,600.00	185,470.17
919	Connecticut	06708	Owner Occupied	Single Family	360	355	90.00	90.00	6.990	2/1/2007	1/1/2037	1,216.87	1,216.87	6/1/2007	202,500.00	202,158.77
920	North Carolina	27610	Owner Occupied	Single Family	360	354	80.00	100.00	7.990	1/1/2007	12/1/2036	738.93	738.93	6/1/2007	100,800.00	100,386.55

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
921	California	91384	Owner Occupied	Single Family	360	356	77.76	90.00	6.600	3/1/2007	2/1/2037	6,386.59	6,386.59	6/1/2007	1,000,000.00	996,424.27
922	North Carolina	27610	Owner Occupied	Single Family	360	354	100.00	100.00	11.500	1/1/2007	12/1/2036	249.55	249.55	6/1/2007	25,200.00	25,150.53
923	Illinois	60440	Owner Occupied	Single Family	360	354	95.00	95.00	7.990	1/1/2007	12/1/2036	1,675.87	1,675.87	6/1/2007	247,000.00	246,809.15
924	Massachusetts	01843	Owner Occupied	3 Family	360	354	89.95	89.95	7.100	1/1/2007	12/1/2036	2,071.80	2,071.80	6/1/2007	340,000.00	339,634.43
925	Georgia	31405	Owner Occupied	Single Family	360	354	85.00	85.00	9.550	1/1/2007	12/1/2036	735.77	735.77	6/1/2007	87,125.00	86,865.48
926	Massachusetts	01832	Owner Occupied	2 Family	360	354	95.00	95.00	6.990	1/1/2007	12/1/2036	1,512.82	1,512.82	6/1/2007	251,750.00	251,467.45
927	Florida	33407	Owner Occupied	Single Family	360	355	95.00	95.00	8.200	2/1/2007	1/1/2037	1,551.62	1,551.62	6/1/2007	223,250.00	221,856.92
928	New York	11752	Owner Occupied	Single Family	360	354	95.00	95.00	6.850	1/1/2007	12/1/2036	2,411.10	2,411.10	6/1/2007	408,500.00	408,017.69
929	Virginia	22044	Investor	Condominium	360	356	90.00	90.00	8.670	3/1/2007	2/1/2037	1,686.95	1,686.95	6/1/2007	216,000.00	215,489.10
930	Illinois	60185	Owner Occupied	Single Family	360	355	85.00	85.00	7.000	2/1/2007	1/1/2037	1,452.60	1,452.60	6/1/2007	233,750.00	233,299.48
931	Wisconsin	53719	Owner Occupied	Single Family	360	354	90.00	100.00	7.990	1/1/2007	12/1/2036	1,715.38	1,715.38	6/1/2007	234,000.00	233,040.17
932	Virginia	23464	Owner Occupied	Single Family	360	355	90.00	90.00	8.990	2/1/2007	1/1/2037	1,548.32	1,548.32	6/1/2007	192,600.00	192,059.82
933	Washington	98023	Owner Occupied	Single Family	360	354	80.00	100.00	7.650	1/1/2007	12/1/2036	1,228.17	1,228.17	6/1/2007	188,400.00	188,234.83
934	Maryland	20774	Owner Occupied	Single Family	360	354	95.00	95.00	7.500	1/1/2007	12/1/2036	2,463.30	2,463.30	6/1/2007	384,750.00	384,392.55
935	Washington	98023	Owner Occupied	Single Family	360	354	100.00	100.00	11.475	1/1/2007	12/1/2036	465.53	465.53	6/1/2007	47,100.00	47,006.99
936	Maryland	20784	Owner Occupied	Single Family	360	354	100.00	100.00	11.325	1/1/2007	12/1/2036	488.48	488.48	6/1/2007	50,000.00	49,898.00
937	Alabama	35206	Owner Occupied	Single Family	360	354	100.00	100.00	9.220	1/1/2007	12/1/2036	977.23	977.23	6/1/2007	125,900.00	125,839.46
938	Florida	34652	Owner Occupied	Single Family	360	354	100.00	100.00	9.350	1/1/2007	12/1/2036	731.57	731.57	6/1/2007	93,000.00	92,946.81
939	Connecticut	06040	Owner Occupied	Single Family	360	354	90.00	90.00	6.750	1/1/2007	12/1/2036	1,955.52	1,955.52	6/1/2007	301,500.00	297,486.44
940	New Jersey	08629	Owner Occupied	Single Family	360	354	100.00	100.00	7.990	1/1/2007	12/1/2036	1,390.90	1,390.90	6/1/2007	205,000.00	204,841.74
941	Michigan	48504	Investor	Single Family	360	354	90.00	90.00	9.300	1/1/2007	12/1/2036	528.01	528.01	6/1/2007	63,900.00	63,699.44
942	Hawaii	96749	Owner Occupied	Single Family	360	354	80.00	100.00	7.550	1/1/2007	12/1/2036	3,232.15	3,232.15	6/1/2007	460,000.00	457,939.94
943	Florida	32112	Investor	Single Family	360	354	85.00	85.00	10.400	1/1/2007	12/1/2036	570.45	570.45	6/1/2007	65,450.00	65,430.28
944	Hawaii	96749	Owner Occupied	Single Family	360	354	100.00	100.00	11.275	1/1/2007	12/1/2036	1,119.13	1,119.13	6/1/2007	115,000.00	114,762.83
945	Washington	98404	Owner Occupied	Single Family	360	355	75.78	75.79	7.450	2/1/2007	1/1/2037	1,075.44	1,075.44	6/1/2007	169,000.00	168,867.21
946	Georgia	31405	Investor	Single Family	360	354	85.00	85.00	8.500	1/1/2007	12/1/2036	841.15	841.15	6/1/2007	109,395.00	108,990.27
947	New York	12553	Owner Occupied	Single Family	360	354	80.00	100.00	8.200	1/1/2007	12/1/2036	1,562.39	1,562.39	6/1/2007	224,800.00	224,639.73
948	New York	12553	Owner Occupied	Single Family	360	354	100.00	100.00	12.325	1/1/2007	12/1/2036	592.18	592.18	6/1/2007	56,200.00	56,107.92
949	California	92231	Owner Occupied	Single Family	360	354	80.00	100.00	6.900	1/1/2007	12/1/2036	1,520.76	1,520.76	6/1/2007	256,000.00	255,703.30
950	Washington	98374	Owner Occupied	Single Family	360	354	100.00	100.00	11.475	1/1/2007	12/1/2036	879.66	879.66	6/1/2007	89,000.00	88,824.25
951	California	92231	Owner Occupied	Single Family	360	354	100.00	100.00	10.175	1/1/2007	12/1/2036	569.94	569.94	6/1/2007	64,000.00	63,832.86
952	New York	10705	Owner Occupied	Single Family	360	355	76.05	76.05	6.000	2/1/2007	1/1/2037	5,000.00	5,000.00	6/1/2007	1,000,000.00	1,000,000.00
953	Maryland	20607	Owner Occupied	Single Family	360	355	80.00	100.00	6.600	2/1/2007	1/1/2037	2,815.18	2,815.18	6/1/2007	492,800.00	492,270.30
954	Georgia	30189	Owner Occupied	Single Family	360	354	80.00	100.00	7.650	1/1/2007	12/1/2036	797.92	797.92	6/1/2007	122,400.00	122,292.58
955	New York	13903	Owner Occupied	2 Family	360	355	100.00	100.00	7.450	2/1/2007	1/1/2037	590.03	590.03	6/1/2007	84,800.00	84,478.21
956	Georgia	30189	Owner Occupied	Single Family	360	354	100.00	100.00	11.475	1/1/2007	12/1/2036	302.45	302.45	6/1/2007	30,600.00	30,539.54
957	New Jersey	07621	Owner Occupied	Single Family	360	355	80.00	100.00	7.650	2/1/2007	1/1/2037	2,979.96	2,979.96	6/1/2007	420,000.00	418,468.29
958	Florida	32526	Owner Occupied	Single Family	360	354	60.00	60.00	5.650	1/1/2007	12/1/2036	624.91	624.91	6/1/2007	124,800.00	124,573.48
959	New Jersey	07621	Owner Occupied	Single Family	360	355	100.00	100.00	11.325	2/1/2007	1/1/2037	1,025.81	1,025.81	6/1/2007	105,000.00	104,822.32
960	California	95405	Owner Occupied	Single Family	360	355	93.00	93.00	8.500	2/1/2007	1/1/2037	5,514.54	5,514.54	6/1/2007	767,250.00	766,845.04

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
961	California	92336	Owner Occupied	Single Family	360	354	90.00	90.00	7.550	1/1/2007	12/1/2036	3,787.96	3,787.96	6/1/2007	572,400.00	571,262.42
962	California	92557	Owner Occupied	Single Family	360	354	93.00	93.00	8.990	1/1/2007	12/1/2036	2,748.43	2,748.43	6/1/2007	362,700.00	362,509.24
963	California	93306	Owner Occupied	Single Family	360	354	88.00	88.00	8.350	1/1/2007	12/1/2036	1,399.58	1,399.58	6/1/2007	198,000.00	197,866.29
964	Illinois	60440	Owner Occupied	Single Family	360	354	90.00	90.00	7.300	1/1/2007	12/1/2036	1,302.76	1,302.76	6/1/2007	202,500.00	202,065.15
965	California	93611	Owner Occupied	Single Family	360	355	90.00	100.00	8.500	2/1/2007	1/1/2037	2,451.62	2,451.62	6/1/2007	341,100.00	340,822.19
966	California	95672	Owner Occupied	Single Family	360	354	80.00	100.00	7.800	1/1/2007	12/1/2036	4,087.80	4,087.80	6/1/2007	616,000.00	615,488.97
967	California	92591	Owner Occupied	Single Family	360	354	80.00	100.00	8.480	1/1/2007	12/1/2036	1,921.97	1,921.97	6/1/2007	268,000.00	267,828.38
968	California	92507	Owner Occupied	Single Family	360	354	80.00	100.00	7.400	1/1/2007	12/1/2036	1,846.85	1,846.85	6/1/2007	292,000.00	291,718.12
969	California	92591	Owner Occupied	Single Family	360	354	100.00	100.00	11.500	1/1/2007	12/1/2036	663.50	663.50	6/1/2007	67,000.00	66,868.38
970	California	92507	Owner Occupied	Single Family	360	354	100.00	100.00	11.075	1/1/2007	12/1/2036	699.34	699.34	6/1/2007	73,000.00	72,841.37
971	California	95672	Owner Occupied	Single Family	360	354	100.00	100.00	11.500	1/1/2007	12/1/2036	1,525.05	1,525.05	6/1/2007	154,000.00	153,697.53
972	Florida	32818	Owner Occupied	Single Family	360	355	69.49	69.49	6.400	2/1/2007	1/1/2037	1,477.76	1,477.76	6/1/2007	236,250.00	235,149.53
973	California	91744	Owner Occupied	Single Family	360	354	80.00	100.00	6.650	1/1/2007	12/1/2036	2,070.16	2,070.16	6/1/2007	360,000.00	359,542.73
974	California	92020	Owner Occupied	2 Family	360	355	79.38	97.19	6.100	2/1/2007	1/1/2037	2,711.76	2,711.76	6/1/2007	508,000.00	507,346.25
975	California	91744	Owner Occupied	Single Family	360	354	100.00	100.00	11.475	1/1/2007	12/1/2036	889.55	889.55	6/1/2007	90,000.00	89,822.26
976	California	92020	Owner Occupied	2 Family	360	355	97.19	97.19	10.025	2/1/2007	1/1/2037	1,002.54	1,002.54	6/1/2007	114,000.00	113,744.96
977	Arizona	85213	Owner Occupied	Single Family	360	354	78.69	78.69	6.500	1/1/2007	12/1/2036	1,405.10	1,405.10	6/1/2007	240,000.00	239,360.79
978	Alaska	99502	Owner Occupied	Single Family	360	355	80.00	80.00	8.750	2/1/2007	1/1/2037	1,463.26	1,463.26	6/1/2007	186,000.00	185,457.08
979	Maryland	20784	Owner Occupied	Single Family	360	355	63.19	63.19	6.800	2/1/2007	1/1/2037	1,421.20	1,421.20	6/1/2007	218,000.00	217,056.83
980	New York	12308	Owner Occupied	2 Family	360	355	90.00	90.00	9.600	2/1/2007	1/1/2037	900.75	900.75	6/1/2007	106,200.00	105,738.52
981	Maryland	20772	Owner Occupied	Single Family	360	354	95.00	95.00	8.990	1/1/2007	12/1/2036	2,483.59	2,483.59	6/1/2007	327,750.00	327,564.80
982	West Virginia	25314	Owner Occupied	Single Family	360	354	80.00	100.00	8.100	1/1/2007	12/1/2036	1,066.68	1,066.68	6/1/2007	144,000.00	143,422.25
983	West Virginia	25314	Owner Occupied	Single Family	360	354	100.00	100.00	11.175	1/1/2007	12/1/2036	347.61	347.61	6/1/2007	36,000.00	35,924.08
984	Texas	78681	Owner Occupied	Single Family	360	354	80.00	80.00	7.470	1/1/2007	12/1/2036	1,227.00	1,227.00	6/1/2007	176,000.00	172,983.31
985	Florida	32818	Owner Occupied	Single Family	360	354	80.00	100.00	7.350	1/1/2007	12/1/2036	1,086.25	1,086.25	6/1/2007	172,800.00	172,630.33
986	District of Columbia	20012	Owner Occupied	Single Family	360	354	18.84	18.84	9.550	1/1/2007	12/1/2036	928.96	928.96	6/1/2007	110,000.00	109,672.28
987	New Jersey	08046	Owner Occupied	Single Family	360	355	100.00	100.00	10.200	2/1/2007	1/1/2037	2,230.97	2,230.97	6/1/2007	250,000.00	249,461.06
988	Florida	32818	Owner Occupied	Single Family	360	354	100.00	100.00	11.075	1/1/2007	12/1/2036	413.85	413.85	6/1/2007	43,200.00	43,106.98
989	Georgia	30349	Owner Occupied	Single Family	360	354	95.00	95.00	8.300	1/1/2007	12/1/2036	2,437.95	2,437.95	6/1/2007	323,000.00	321,755.43
990	New Jersey	07660	Owner Occupied	Single Family	360	355	95.00	95.00	7.390	2/1/2007	1/1/2037	2,346.34	2,346.34	6/1/2007	361,000.00	360,375.95
991	Maryland	21774	Owner Occupied	Single Family	360	354	93.00	93.00	9.900	1/1/2007	12/1/2036	3,091.35	3,091.35	6/1/2007	372,000.00	371,863.10
992	Wisconsin	54703	Owner Occupied	Single Family	360	354	80.00	100.00	6.350	1/1/2007	12/1/2036	618.74	618.74	6/1/2007	112,000.00	111,841.48
993	New York	11416	Owner Occupied	2 Family	360	355	80.00	100.00	7.600	2/1/2007	1/1/2037	3,250.39	3,250.39	6/1/2007	501,600.00	501,227.35
994	Connecticut	06513	Owner Occupied	Single Family	360	354	74.59	74.60	6.750	1/1/2007	12/1/2036	895.07	895.07	6/1/2007	138,000.00	137,276.97
995	New York	11416	Owner Occupied	2 Family	360	355	100.00	100.00	10.750	2/1/2007	1/1/2037	1,170.59	1,170.59	6/1/2007	125,400.00	125,159.65
996	Florida	32824	Investor	Single Family	360	355	70.00	100.00	9.400	2/1/2007	1/1/2037	1,385.81	1,385.81	6/1/2007	166,250.00	165,825.81
997	Wisconsin	54703	Owner Occupied	Single Family	360	354	100.00	100.00	9.990	1/1/2007	12/1/2036	245.51	245.51	6/1/2007	28,000.00	27,923.97
998	North Carolina	27805	Owner Occupied	Single Family	360	355	85.00	98.00	8.300	2/1/2007	1/1/2037	949.52	949.52	6/1/2007	125,800.00	125,345.56
999	California	95356	Owner Occupied	Single Family	360	355	85.00	85.00	6.990	2/1/2007	1/1/2037	2,347.82	2,347.82	6/1/2007	378,250.00	377,466.49
1000	Illinois	60463	Owner Occupied	Condominium	360	354	95.00	95.00	8.640	1/1/2007	12/1/2036	1,490.74	1,490.74	6/1/2007	204,250.00	204,126.95

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
1001	Florida	32205	Owner Occupied	Single Family	360	354	100.00	100.00	9.300	1/1/2007	12/1/2036	2,024.44	2,024.44	6/1/2007	245,000.00	243,552.88
1002	Utah	84118	Owner Occupied	Single Family	360	354	80.00	100.00	7.490	1/1/2007	12/1/2036	1,035.92	1,035.92	6/1/2007	162,000.00	161,849.05
1003	Utah	84118	Owner Occupied	Single Family	360	354	100.00	100.00	11.475	1/1/2007	12/1/2036	400.30	400.30	6/1/2007	40,500.00	40,420.00
1004	Maryland	21224	Owner Occupied	Single Family	360	354	95.00	95.00	7.550	1/1/2007	12/1/2036	785.85	785.85	6/1/2007	118,750.00	118,514.03
1005	Colorado	80503	Owner Occupied	Single Family	360	354	89.47	89.48	7.550	1/1/2007	12/1/2036	2,139.17	2,139.17	6/1/2007	340,000.00	340,000.00
1006	Maryland	20607	Owner Occupied	Single Family	360	355	100.00	100.00	10.550	2/1/2007	1/1/2037	1,131.57	1,131.57	6/1/2007	123,200.00	122,953.52
1007	Tennessee	38139	Owner Occupied	Single Family	360	354	90.00	90.00	7.900	1/1/2007	12/1/2036	1,782.65	1,782.65	6/1/2007	265,500.00	265,287.89
1008	Illinois	60194	Owner Occupied	Single Family	180	174	74.29	74.29	6.990	1/1/2007	12/1/2021	1,167.75	1,167.75	6/1/2007	130,000.00	127,500.84
1009	California	93242	Owner Occupied	Single Family	360	354	95.00	95.00	7.650	1/1/2007	12/1/2036	1,331.50	1,331.50	6/1/2007	204,250.00	204,070.73
1010	Florida	33313	Owner Occupied	Single Family	360	354	43.64	43.64	7.650	1/1/2007	12/1/2036	851.42	851.42	6/1/2007	120,000.00	119,473.15
1011	District of Columbia	20011	Owner Occupied	Single Family	360	355	60.44	60.44	8.340	2/1/2007	1/1/2037	2,083.41	2,083.41	6/1/2007	275,000.00	274,127.15
1012	Connecticut	06450	Investor	2 Family	360	354	80.00	80.00	7.500	1/1/2007	12/1/2036	1,398.43	1,398.43	6/1/2007	200,000.00	199,095.38
1013	Florida	33569	Owner Occupied	Single Family	360	354	85.00	90.00	6.500	1/1/2007	12/1/2036	1,112.12	1,112.12	6/1/2007	175,950.00	174,982.63
1014	Pennsylvania	18353	Owner Occupied	Single Family	360	354	80.00	100.00	7.650	1/1/2007	12/1/2036	879.80	879.80	6/1/2007	124,000.00	123,455.59
1015	Washington	98445	Owner Occupied	Single Family	360	354	80.00	100.00	6.650	1/1/2007	12/1/2036	1,592.07	1,592.07	6/1/2007	248,000.00	246,675.34
1016	North Carolina	28079	Owner Occupied	Single Family	360	355	90.00	90.00	7.500	2/1/2007	1/1/2037	1,261.52	1,261.52	6/1/2007	191,700.00	191,379.05
1017	Washington	98445	Owner Occupied	Single Family	360	354	100.00	100.00	10.175	1/1/2007	12/1/2036	552.13	552.13	6/1/2007	62,000.00	61,838.07
1018	Pennsylvania	18353	Owner Occupied	Single Family	360	354	100.00	100.00	11.500	1/1/2007	12/1/2036	306.99	306.99	6/1/2007	31,000.00	30,939.12
1019	California	90746	Owner Occupied	Single Family	360	354	80.66	80.67	6.250	1/1/2007	12/1/2036	2,912.50	2,912.50	6/1/2007	513,000.00	511,537.31
1020	Florida	33771	Owner Occupied	Single Family	360	354	80.00	80.00	9.350	1/1/2007	12/1/2036	1,213.58	1,213.58	6/1/2007	152,000.00	151,821.07
1021	Maryland	21234	Owner Occupied	Single Family	360	354	85.00	85.00	8.050	1/1/2007	12/1/2036	1,504.00	1,504.00	6/1/2007	204,000.00	203,173.24
1022	Washington	98226	Owner Occupied	Single Family	360	355	80.00	80.00	8.700	2/1/2007	1/1/2037	1,754.22	1,754.22	6/1/2007	224,000.00	223,339.39
1023	California	95673	Investor	Single Family	360	354	76.79	76.79	7.350	1/1/2007	12/1/2036	1,391.08	1,391.08	6/1/2007	215,000.00	214,547.89
1024	Georgia	30157	Owner Occupied	Single Family	360	354	80.00	100.00	8.700	1/1/2007	12/1/2036	811.21	811.21	6/1/2007	108,400.00	108,245.37
1025	Washington	98198	Owner Occupied	Single Family	360	354	85.00	85.00	7.990	1/1/2007	12/1/2036	1,458.23	1,458.23	6/1/2007	209,950.00	209,582.04
1026	Florida	33147	Owner Occupied	Single Family	360	355	80.00	100.00	7.650	2/1/2007	1/1/2037	1,329.87	1,329.87	6/1/2007	204,000.00	203,851.25
1027	Florida	34746	Owner Occupied	Single Family	360	354	57.14	57.15	12.000	1/1/2007	12/1/2036	1,008.50	1,008.50	6/1/2007	100,000.00	99,946.97
1028	Georgia	30157	Owner Occupied	Single Family	360	354	100.00	100.00	12.325	1/1/2007	12/1/2036	285.55	285.55	6/1/2007	27,100.00	27,050.98
1029	Florida	33147	Owner Occupied	Single Family	360	355	100.00	100.00	11.275	2/1/2007	1/1/2037	496.31	496.31	6/1/2007	51,000.00	50,912.76
1030	Florida	33196	Owner Occupied	Single Family	360	354	80.00	100.00	8.700	1/1/2007	12/1/2036	2,262.00	2,262.00	6/1/2007	312,000.00	312,000.00
1031	Florida	33440	Investor	Single Family	360	354	80.00	80.00	7.800	1/1/2007	12/1/2036	835.05	835.05	6/1/2007	116,000.00	115,505.72
1032	Florida	33196	Owner Occupied	Single Family	360	354	100.00	100.00	11.500	1/1/2007	12/1/2036	772.43	772.43	6/1/2007	78,000.00	77,846.79
1033	Nevada	89015	Owner Occupied	Single Family	360	355	80.00	100.00	6.900	2/1/2007	1/1/2037	1,330.66	1,330.66	6/1/2007	224,000.00	223,784.23
1034	Nevada	89015	Owner Occupied	Single Family	360	355	100.00	100.00	10.025	2/1/2007	1/1/2037	492.47	492.47	6/1/2007	56,000.00	55,874.74
1035	California	90650	Owner Occupied	Single Family	360	354	80.00	100.00	7.300	1/1/2007	12/1/2036	2,748.91	2,748.91	6/1/2007	440,000.00	439,559.89
1036	Colorado	80228	Owner Occupied	Single Family	360	354	79.44	79.44	6.550	1/1/2007	12/1/2036	1,791.71	1,791.71	6/1/2007	282,000.00	280,339.85
1037	California	90650	Owner Occupied	Single Family	360	354	100.00	100.00	10.990	1/1/2007	12/1/2036	1,046.72	1,046.72	6/1/2007	110,000.00	109,758.72
1038	Washington	98032	Owner Occupied	Condominium	360	354	80.00	100.00	8.200	1/1/2007	12/1/2036	778.41	778.41	6/1/2007	112,000.00	111,920.17
1039	Washington	98032	Owner Occupied	Condominium	360	354	100.00	100.00	12.325	1/1/2007	12/1/2036	295.04	295.04	6/1/2007	28,000.00	27,954.09
1040	California	92683	Owner Occupied	Single Family	360	354	80.00	100.00	7.250	1/1/2007	12/1/2036	3,141.67	3,141.67	6/1/2007	520,000.00	520,000.00

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
1041	Oregon	97203	Owner Occupied	Single Family	360	355	85.00	85.00	6.750	2/1/2007	1/1/2037	1,153.92	1,153.92	6/1/2007	191,250.00	190,854.89
1042	Nevada	89408	Owner Occupied	Single Family	360	354	80.00	80.00	9.400	1/1/2007	12/1/2036	1,694.44	1,694.44	6/1/2007	211,200.00	210,955.01
1043	Virginia	23518	Owner Occupied	Single Family	360	354	85.00	85.00	9.300	1/1/2007	12/1/2036	1,377.02	1,377.02	6/1/2007	175,950.00	175,867.97
1044	Florida	33169	Owner Occupied	Single Family	360	354	85.00	100.00	8.400	1/1/2007	12/1/2036	1,601.11	1,601.11	6/1/2007	225,250.00	225,101.26
1045	Georgia	30213	Owner Occupied	Single Family	360	355	95.00	95.00	8.350	2/1/2007	1/1/2037	792.43	792.43	6/1/2007	104,500.00	104,169.00
1046	Illinois	60915	Owner Occupied	Single Family	360	354	97.00	97.00	8.400	1/1/2007	12/1/2036	957.01	957.01	6/1/2007	134,636.00	134,545.58
1047	Florida	32218	Investor	Single Family	360	354	90.00	90.00	7.700	1/1/2007	12/1/2036	1,211.22	1,211.22	6/1/2007	180,000.00	179,657.22
1048	New Jersey	08103	Investor	2 Family	360	355	90.00	90.00	9.150	2/1/2007	1/1/2037	572.44	572.44	6/1/2007	70,200.00	69,988.44
1049	California	93305	Owner Occupied	Single Family	360	355	95.00	95.00	7.900	2/1/2007	1/1/2037	2,372.83	2,372.83	6/1/2007	353,400.00	353,165.54
1050	Minnesota	55434	Owner Occupied	Single Family	360	355	85.00	100.00	5.690	2/1/2007	1/1/2037	1,005.60	1,005.60	6/1/2007	199,665.00	199,367.92
1051	Indiana	46552	Owner Occupied	Single Family	360	355	82.40	82.40	6.450	2/1/2007	1/1/2037	469.88	469.88	6/1/2007	80,750.00	80,568.81
1052	Florida	33710	Owner Occupied	Single Family	360	354	80.00	80.00	8.700	1/1/2007	12/1/2036	1,253.01	1,253.01	6/1/2007	160,000.00	159,431.73
1053	New York	10980	Owner Occupied	Single Family	360	354	80.00	100.00	8.750	1/1/2007	12/1/2036	3,368.08	3,368.08	6/1/2007	456,000.00	455,671.28
1054	California	95062	Owner Occupied	Single Family	360	354	80.00	100.00	6.350	1/1/2007	12/1/2036	3,270.50	3,270.50	6/1/2007	592,000.00	591,131.70
1055	Florida	33351	Owner Occupied	Single Family	360	354	65.00	65.00	7.950	1/1/2007	12/1/2036	1,162.97	1,162.97	6/1/2007	159,250.00	158,591.55
1056	California	95062	Owner Occupied	Single Family	360	354	100.00	100.00	9.990	1/1/2007	12/1/2036	1,297.71	1,297.71	6/1/2007	148,000.00	147,598.05
1057	Illinois	60085	Owner Occupied	Single Family	360	355	100.00	100.00	11.425	2/1/2007	1/1/2037	289.46	289.46	6/1/2007	29,400.00	29,340.50
1058	Virginia	23314	Owner Occupied	Single Family	360	354	95.00	95.00	6.950	1/1/2007	12/1/2036	1,817.51	1,817.51	6/1/2007	304,000.00	303,653.97
1059	Georgia	30337	Investor	Single Family	360	354	88.50	100.00	9.200	1/1/2007	12/1/2036	835.57	835.57	6/1/2007	106,200.00	105,987.13
1060	California	95758	Owner Occupied	Single Family	360	355	82.45	82.45	6.000	2/1/2007	1/1/2037	1,631.85	1,631.85	6/1/2007	310,000.00	309,586.64
1061	Maryland	21853	Owner Occupied	Single Family	360	354	100.00	100.00	8.650	1/1/2007	12/1/2036	746.05	746.05	6/1/2007	95,700.00	95,353.14
1062	Illinois	60441	Owner Occupied	Single Family	360	354	100.00	100.00	8.300	1/1/2007	12/1/2036	2,763.21	2,763.21	6/1/2007	399,500.00	399,500.00
1063	Massachusetts	01007	Owner Occupied	Single Family	360	356	87.57	87.57	7.400	3/1/2007	2/1/2037	1,121.66	1,121.66	6/1/2007	162,000.00	161,504.80
1064	Maryland	20743	Owner Occupied	Single Family	360	355	80.00	80.00	7.450	2/1/2007	1/1/2037	1,516.83	1,516.83	6/1/2007	218,000.00	217,172.72
1065	California	92683	Owner Occupied	Single Family	360	354	100.00	100.00	10.300	1/1/2007	12/1/2036	1,169.77	1,169.77	6/1/2007	130,000.00	129,669.35
1066	Pennsylvania	19144	Owner Occupied	Single Family	360	355	73.00	73.00	8.450	2/1/2007	1/1/2037	782.68	782.68	6/1/2007	109,500.00	109,441.09
1067	New York	10980	Owner Occupied	Single Family	360	354	100.00	100.00	10.990	1/1/2007	12/1/2036	1,084.79	1,084.79	6/1/2007	114,000.00	113,672.45
1068	Illinois	61873	Owner Occupied	Single Family	360	355	80.00	100.00	6.700	2/1/2007	1/1/2037	897.80	897.80	6/1/2007	160,800.00	160,800.00
1069	Texas	75067	Owner Occupied	Single Family	360	355	80.00	99.52	7.500	2/1/2007	1/1/2037	922.96	922.96	6/1/2007	132,000.00	131,502.88
1070	California	90715	Owner Occupied	Single Family	360	354	71.61	71.62	6.030	1/1/2007	12/1/2036	2,231.10	2,231.10	6/1/2007	444,000.00	444,000.00
1071	California	92562	Owner Occupied	Condominium	360	354	80.00	100.00	6.500	1/1/2007	12/1/2036	1,464.67	1,464.67	6/1/2007	270,400.00	270,400.00
1072	New Jersey	07063	Investor	Single Family	360	356	85.00	85.00	8.150	3/1/2007	2/1/2037	1,676.42	1,676.42	6/1/2007	225,250.00	224,657.61
1073	California	92562	Owner Occupied	Condominium	360	354	100.00	100.00	10.025	1/1/2007	12/1/2036	594.49	594.49	6/1/2007	67,600.00	67,428.16
1074	District of Columbia	20020	Owner Occupied	Single Family	360	356	40.65	40.66	6.850	3/1/2007	2/1/2037	819.07	819.07	6/1/2007	125,000.00	124,574.25
1075	Idaho	83605	Owner Occupied	Single Family	360	354	80.00	100.00	7.600	1/1/2007	12/1/2036	1,016.75	1,016.75	6/1/2007	144,000.00	143,361.47
1076	Florida	33034	Owner Occupied	Single Family	360	355	80.00	100.00	8.050	2/1/2007	1/1/2037	1,316.67	1,316.67	6/1/2007	192,720.00	192,599.17
1077	California	90670	Owner Occupied	Single Family	360	355	67.44	67.44	6.200	2/1/2007	1/1/2037	1,843.21	1,843.19	6/1/2007	356,750.00	356,745.57
1078	Georgia	30310	Owner Occupied	2 Family	360	354	95.00	95.00	9.850	1/1/2007	12/1/2036	1,099.86	1,099.86	6/1/2007	133,000.00	132,436.77
1079	Minnesota	55434	Owner Occupied	Single Family	360	355	100.00	100.00	9.700	2/1/2007	1/1/2037	301.43	301.43	6/1/2007	35,235.00	35,150.58
1080	Florida	33034	Owner Occupied	Single Family	360	355	100.00	100.00	12.075	2/1/2007	1/1/2037	498.37	498.37	6/1/2007	48,180.00	48,110.83

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
1081	Maryland	21702	Owner Occupied	Single Family	360	354	80.00	95.00	7.200	1/1/2007	12/1/2036	2,097.94	2,097.94	6/1/2007	340,000.00	339,647.10
1082	Florida	32218	Owner Occupied	Single Family	360	354	80.00	100.00	6.550	1/1/2007	12/1/2036	1,974.85	1,974.85	6/1/2007	348,000.00	347,541.69
1083	Florida	34285	Owner Occupied	Single Family	360	355	40.43	40.43	7.950	2/1/2007	1/1/2037	693.77	693.77	6/1/2007	95,000.00	94,673.74
1084	California	93550	Owner Occupied	Single Family	360	354	95.00	95.00	7.990	1/1/2007	12/1/2036	3,126.14	3,126.14	6/1/2007	460,750.00	460,394.25
1085	Florida	32218	Owner Occupied	Single Family	360	354	100.00	100.00	9.990	1/1/2007	12/1/2036	762.84	762.84	6/1/2007	87,000.00	86,763.73
1086	New York	11590	Owner Occupied	Single Family	360	354	95.00	95.00	6.990	1/1/2007	12/1/2036	2,653.51	2,653.51	6/1/2007	427,500.00	422,804.53
1087	California	91331	Investor	Single Family	360	354	90.00	95.00	8.300	1/1/2007	12/1/2036	2,214.16	2,214.16	6/1/2007	315,000.00	314,783.84
1088	Illinois	60611	Owner Occupied	Condominium	360	354	80.00	100.00	7.200	1/1/2007	12/1/2036	1,259.83	1,259.83	6/1/2007	185,600.00	184,709.35
1089	Washington	98922	Owner Occupied	Single Family	360	354	90.00	90.00	8.500	1/1/2007	12/1/2036	2,167.00	2,167.00	6/1/2007	301,500.00	301,308.38
1090	California	91762	Owner Occupied	Condominium	360	355	90.00	90.00	9.700	2/1/2007	1/1/2037	2,251.40	2,251.40	6/1/2007	276,300.00	276,208.66
1091	California	93550	Owner Occupied	Single Family	360	354	80.00	100.00	7.350	1/1/2007	12/1/2036	1,453.36	1,453.36	6/1/2007	231,200.00	230,972.83
1092	Illinois	60611	Owner Occupied	Condominium	360	354	100.00	100.00	10.650	1/1/2007	12/1/2036	429.65	429.65	6/1/2007	46,400.00	46,290.49
1093	Georgia	30038	Owner Occupied	Single Family	360	355	80.00	100.00	8.800	2/1/2007	1/1/2037	908.94	908.94	6/1/2007	122,400.00	122,342.46
1094	California	93647	Owner Occupied	Single Family	360	355	80.00	80.00	9.150	2/1/2007	1/1/2037	1,941.86	1,941.86	6/1/2007	252,000.00	251,894.81
1095	Georgia	30038	Owner Occupied	Single Family	360	355	100.00	100.00	11.500	2/1/2007	1/1/2037	303.03	303.03	6/1/2007	30,600.00	30,550.16
1096	Florida	32839	Owner Occupied	Single Family	360	355	77.83	77.84	6.400	2/1/2007	1/1/2037	913.79	913.79	6/1/2007	158,000.00	157,640.58
1097	Idaho	83714	Owner Occupied	Single Family	360	354	80.00	80.00	6.690	1/1/2007	12/1/2036	902.46	902.46	6/1/2007	140,000.00	139,255.95
1098	California	93550	Owner Occupied	Single Family	360	354	100.00	100.00	11.275	1/1/2007	12/1/2036	562.49	562.49	6/1/2007	57,800.00	57,680.77
1099	Missouri	64109	Owner Occupied	Single Family	360	354	90.00	100.00	8.550	1/1/2007	12/1/2036	4,455.49	4,455.49	6/1/2007	616,500.00	616,115.64
1100	Missouri	64109	Owner Occupied	Single Family	360	354	100.00	100.00	11.475	1/1/2007	12/1/2036	677.04	677.04	6/1/2007	68,500.00	68,364.75
1101	Washington	98312	Owner Occupied	Single Family	360	355	90.00	90.00	7.400	2/1/2007	1/1/2037	1,332.01	1,332.01	6/1/2007	210,600.00	210,431.38
1102	California	93307	Owner Occupied	Single Family	360	354	95.00	95.00	8.700	1/1/2007	12/1/2036	1,451.63	1,451.63	6/1/2007	197,600.00	197,482.97
1103	California	94577	Owner Occupied	Single Family	360	354	90.00	90.00	7.200	1/1/2007	12/1/2036	4,482.00	4,482.00	6/1/2007	747,000.00	747,000.00
1104	Florida	33015	Owner Occupied	Single Family	360	354	80.00	80.00	8.800	1/1/2007	12/1/2036	2,376.31	2,376.31	6/1/2007	320,000.00	319,818.85
1105	Florida	33312	Owner Occupied	Single Family	360	355	59.73	59.73	6.750	2/1/2007	1/1/2037	1,135.05	1,135.05	6/1/2007	175,000.00	174,238.12
1106	Florida	33936	Owner Occupied	Single Family	360	355	95.00	95.00	8.300	2/1/2007	1/1/2037	1,669.40	1,669.40	6/1/2007	237,500.00	237,362.25
1107	New Jersey	07307	Investor	Condominium	360	354	80.00	80.00	10.600	1/1/2007	12/1/2036	1,697.61	1,697.61	6/1/2007	191,200.00	191,146.77
1108	New York	11741	Owner Occupied	Single Family	360	355	59.15	59.16	11.050	2/1/2007	1/1/2037	1,668.40	1,668.40	6/1/2007	174,500.00	174,184.38
1109	Illinois	60409	Owner Occupied	Single Family	360	354	85.00	85.00	9.600	1/1/2007	12/1/2036	1,175.13	1,175.13	6/1/2007	138,550.00	138,141.54
1110	Florida	34638	Owner Occupied	Single Family	360	354	95.00	95.00	6.990	1/1/2007	12/1/2036	1,741.17	1,741.17	6/1/2007	289,750.00	289,425.04
1111	Virginia	22203	Owner Occupied	Single Family	360	355	76.50	76.51	8.750	2/1/2007	1/1/2037	3,006.16	3,006.16	6/1/2007	407,000.00	406,804.92
1112	Georgia	30519	Owner Occupied	Single Family	360	355	80.00	95.00	8.150	2/1/2007	1/1/2037	1,113.40	1,113.40	6/1/2007	149,600.00	149,106.51
1113	Florida	33023	Owner Occupied	Single Family	360	355	80.00	100.00	7.900	2/1/2007	1/1/2037	1,611.43	1,611.43	6/1/2007	240,000.00	239,840.76
1114	Maryland	20723	Owner Occupied	Condominium	360	354	95.00	95.00	7.300	1/1/2007	12/1/2036	1,632.16	1,632.16	6/1/2007	261,250.00	260,988.72
1115	Florida	33023	Owner Occupied	Single Family	360	355	100.00	100.00	11.475	2/1/2007	1/1/2037	593.03	593.03	6/1/2007	60,000.00	59,901.74
1116	Florida	33185	Owner Occupied	Single Family	360	355	85.00	85.00	8.050	2/1/2007	1/1/2037	2,757.33	2,757.33	6/1/2007	374,000.00	372,741.15
1117	Florida	34982	Owner Occupied	Single Family	360	355	60.00	60.00	9.500	2/1/2007	1/1/2037	1,054.70	1,054.70	6/1/2007	130,200.00	130,076.81
1118	Virginia	23669	Owner Occupied	Condominium	360	354	90.00	90.00	7.600	1/1/2007	12/1/2036	682.35	682.35	6/1/2007	105,300.00	105,205.80
1119	North Carolina	28306	Owner Occupied	Single Family	360	355	79.17	79.17	7.750	2/1/2007	1/1/2037	408.35	408.35	6/1/2007	57,000.00	56,796.26
1120	Florida	33176	Owner Occupied	Single Family	360	355	95.00	95.00	7.300	2/1/2007	1/1/2037	1,365.08	1,365.08	6/1/2007	218,500.00	218,318.45

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
1121	Missouri	63601	Owner Occupied	Single Family	360	355	80.00	100.00	8.200	2/1/2007	1/1/2037	600.49	600.49	6/1/2007	86,400.00	86,348.85
1122	Illinois	60637	Owner Occupied	Single Family	360	354	80.00	100.00	6.450	1/1/2007	12/1/2036	559.95	559.95	6/1/2007	100,000.00	99,863.48
1123	Missouri	63601	Owner Occupied	Single Family	180	175	100.00	100.00	12.325	2/1/2007	1/1/2022	263.77	263.77	6/1/2007	21,600.00	21,386.04
1124	Connecticut	06525	Owner Occupied	Single Family	360	355	80.00	100.00	6.500	2/1/2007	1/1/2037	3,185.62	3,185.62	6/1/2007	504,000.00	501,697.09
1125	Connecticut	06525	Owner Occupied	Single Family	360	355	100.00	100.00	10.300	2/1/2007	1/1/2037	1,133.77	1,133.77	6/1/2007	126,000.00	125,734.12
1126	Colorado	80634	Owner Occupied	Single Family	360	355	80.00	100.00	6.990	2/1/2007	1/1/2037	1,063.41	1,063.41	6/1/2007	160,000.00	159,335.24
1127	Illinois	60422	Owner Occupied	Single Family	360	354	90.00	90.00	6.550	1/1/2007	12/1/2036	3,716.86	3,716.86	6/1/2007	585,000.00	581,814.39
1128	Colorado	80634	Owner Occupied	Single Family	360	355	100.00	100.00	10.425	2/1/2007	1/1/2037	363.65	363.65	6/1/2007	40,000.00	39,843.53
1129	Florida	32533	Owner Occupied	Single Family	360	355	100.00	100.00	9.900	2/1/2007	1/1/2037	706.36	706.36	6/1/2007	85,000.00	84,971.60
1130	Georgia	30519	Owner Occupied	Single Family	360	355	95.00	95.00	11.500	2/1/2007	1/1/2037	277.78	277.78	6/1/2007	28,050.00	28,004.29
1131	Pennsylvania	18301	Owner Occupied	Single Family	360	355	100.00	100.00	9.300	2/1/2007	1/1/2037	1,882.25	1,882.25	6/1/2007	236,900.00	236,665.02
1132	Texas	77030	Owner Occupied	Single Family	360	354	66.72	66.72	6.250	1/1/2007	12/1/2036	2,567.54	2,567.54	6/1/2007	417,000.00	414,594.87
1133	California	92399	Owner Occupied	Single Family	360	354	69.33	69.34	6.400	1/1/2007	12/1/2036	1,446.12	1,446.12	6/1/2007	260,000.00	259,638.49
1134	Maryland	20623	Owner Occupied	Single Family	360	355	80.00	99.50	6.750	2/1/2007	1/1/2037	2,605.50	2,605.50	6/1/2007	447,200.00	446,744.90
1135	Florida	33609	Owner Occupied	Single Family	360	354	85.00	85.00	7.150	1/1/2007	12/1/2036	3,698.02	3,698.02	6/1/2007	584,800.00	583,499.23
1136	Ohio	43068	Owner Occupied	Single Family	360	354	80.00	100.00	8.450	1/1/2007	12/1/2036	651.88	651.88	6/1/2007	91,200.00	91,140.87
1137	Rhode Island	02919	Owner Occupied	2 Family	360	355	80.00	100.00	7.750	2/1/2007	1/1/2037	1,834.02	1,834.02	6/1/2007	256,000.00	255,084.82
1138	Ohio	43068	Owner Occupied	Single Family	180	174	100.00	100.00	12.325	1/1/2007	12/1/2021	278.42	278.42	6/1/2007	22,800.00	22,527.62
1139	Rhode Island	02919	Owner Occupied	2 Family	360	355	100.00	100.00	12.325	2/1/2007	1/1/2037	674.37	674.37	6/1/2007	64,000.00	63,913.04
1140	Connecticut	06606	Owner Occupied	Single Family	360	354	100.00	100.00	6.990	1/1/2007	12/1/2036	2,060.36	2,060.36	6/1/2007	310,000.00	308,449.93
1141	Florida	33174	Owner Occupied	Condominium	360	355	65.79	65.79	8.650	2/1/2007	1/1/2037	744.53	744.53	6/1/2007	100,000.00	99,879.79
1142	Maryland	20623	Owner Occupied	Single Family	360	355	99.50	99.50	12.575	2/1/2007	1/1/2037	1,169.66	1,169.66	6/1/2007	109,000.00	108,859.94
1143	Colorado	80228	Owner Occupied	Single Family	360	355	85.00	100.00	8.250	2/1/2007	1/1/2037	1,893.38	1,893.38	6/1/2007	252,025.00	251,210.33
1144	Kansas	66048	Owner Occupied	Single Family	360	354	80.00	100.00	8.600	1/1/2007	12/1/2036	790.63	790.63	6/1/2007	108,800.00	108,733.45
1145	California	93245	Owner Occupied	Single Family	360	354	78.33	97.92	5.990	1/1/2007	12/1/2036	988.25	988.25	6/1/2007	188,000.00	187,697.33
1146	Illinois	61873	Owner Occupied	Single Family	360	355	100.00	100.00	9.975	2/1/2007	1/1/2037	352.04	352.04	6/1/2007	40,200.00	40,109.10
1147	California	93245	Owner Occupied	Single Family	360	354	97.92	97.92	10.025	1/1/2007	12/1/2036	413.33	413.33	6/1/2007	47,000.00	46,873.28
1148	Georgia	30078	Owner Occupied	Single Family	360	354	84.89	84.89	9.750	1/1/2007	12/1/2036	1,584.46	1,584.46	6/1/2007	191,000.00	190,800.47
1149	New York	11729	Owner Occupied	Single Family	360	355	90.00	90.00	8.750	2/1/2007	1/1/2037	2,891.67	2,891.67	6/1/2007	391,500.00	391,312.38
1150	Wisconsin	53913	Owner Occupied	Single Family	360	354	87.94	87.95	8.650	1/1/2007	12/1/2036	873.86	873.86	6/1/2007	119,600.00	119,528.38
1151	California	94550	Owner Occupied	Single Family	360	354	70.00	70.00	5.650	1/1/2007	12/1/2036	2,209.26	2,209.26	6/1/2007	420,000.00	418,526.59
1152	Kansas	66048	Owner Occupied	Single Family	360	354	100.00	100.00	10.550	1/1/2007	12/1/2036	249.83	249.83	6/1/2007	27,200.00	27,134.38
1153	California	91326	Owner Occupied	Single Family	360	354	95.24	95.24	11.050	1/1/2007	12/1/2036	1,912.21	1,912.21	6/1/2007	200,000.00	199,566.88
1154	California	91384	Owner Occupied	Single Family	360	356	90.00	90.00	10.425	3/1/2007	2/1/2037	1,430.98	1,430.98	6/1/2007	157,400.00	157,142.39
1155	Idaho	83605	Owner Occupied	Single Family	360	354	100.00	100.00	11.475	1/1/2007	12/1/2036	355.82	355.82	6/1/2007	36,000.00	35,928.90
1156	Connecticut	06606	Owner Occupied	Single Family	360	354	100.00	100.00	7.300	1/1/2007	12/1/2036	1,816.76	1,816.76	6/1/2007	265,000.00	263,753.12
1157	California	90047	Owner Occupied	2 Family	360	354	80.00	100.00	8.000	1/1/2007	12/1/2036	2,948.12	2,948.12	6/1/2007	424,000.00	423,259.03
1158	Nevada	89110	Owner Occupied	Single Family	360	354	64.47	64.48	7.250	1/1/2007	12/1/2036	912.71	912.71	6/1/2007	147,000.00	146,850.26
1159	New York	11580	Owner Occupied	Single Family	360	355	80.00	80.00	8.200	2/1/2007	1/1/2037	3,975.48	3,975.48	6/1/2007	572,000.00	571,661.34
1160	California	90047	Owner Occupied	2 Family	360	354	100.00	100.00	11.300	1/1/2007	12/1/2036	1,033.56	1,033.56	6/1/2007	106,000.00	105,782.58

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
1161	Washington	98604	Owner Occupied	Single Family	360	355	80.00	100.00	8.100	2/1/2007	1/1/2037	2,577.80	2,577.80	6/1/2007	348,000.00	346,840.99
1162	Illinois	60644	Owner Occupied	Single Family	360	355	80.00	80.00	9.990	2/1/2007	1/1/2037	1,221.64	1,221.64	6/1/2007	144,000.00	143,734.26
1163	Nevada	89032	Owner Occupied	Single Family	360	354	80.00	100.00	6.900	1/1/2007	12/1/2036	1,378.14	1,378.14	6/1/2007	231,992.00	231,723.04
1164	Kentucky	40324	Investor	Single Family	360	354	90.00	90.00	8.300	1/1/2007	12/1/2036	843.20	843.20	6/1/2007	117,450.00	117,261.74
1165	California	93536	Owner Occupied	Single Family	360	354	80.00	80.00	6.750	1/1/2007	12/1/2036	1,755.00	1,755.00	6/1/2007	312,000.00	311,999.47
1166	Florida	34983	Owner Occupied	Single Family	360	355	95.00	95.00	7.350	2/1/2007	1/1/2037	1,015.21	1,015.21	6/1/2007	161,500.00	161,368.29
1167	Maryland	21214	Owner Occupied	Single Family	360	354	85.00	85.00	9.050	1/1/2007	12/1/2036	1,511.38	1,511.38	6/1/2007	187,000.00	186,381.92
1168	Nevada	89032	Owner Occupied	Single Family	360	354	100.00	100.00	10.250	1/1/2007	12/1/2036	519.72	519.72	6/1/2007	57,998.00	57,848.92
1169	Washington	98604	Owner Occupied	Single Family	360	355	100.00	100.00	12.875	2/1/2007	1/1/2037	953.90	953.90	6/1/2007	87,000.00	86,895.48
1170	Maryland	20904	Owner Occupied	Single Family	360	355	80.00	80.00	9.650	2/1/2007	1/1/2037	3,952.45	3,952.45	6/1/2007	464,000.00	462,876.49
1171	Maryland	20706	Owner Occupied	Single Family	360	354	84.99	84.99	6.450	1/1/2007	12/1/2036	1,844.62	1,844.62	6/1/2007	317,000.00	316,144.10
1172	Illinois	60056	Owner Occupied	Single Family	360	354	80.00	100.00	7.640	1/1/2007	12/1/2036	3,208.80	3,208.80	6/1/2007	504,000.00	504,000.00
1173	New York	11763	Owner Occupied	Single Family	360	355	79.99	99.97	7.990	2/1/2007	1/1/2037	1,725.40	1,725.40	6/1/2007	254,300.00	254,136.91
1174	Florida	33314	Owner Occupied	Condominium	360	355	80.00	100.00	7.600	2/1/2007	1/1/2037	1,135.30	1,135.30	6/1/2007	175,200.00	175,069.86
1175	Illinois	60056	Owner Occupied	Single Family	360	354	100.00	100.00	10.990	1/1/2007	12/1/2036	1,198.98	1,198.98	6/1/2007	126,000.00	125,723.56
1176	Florida	33314	Owner Occupied	Condominium	360	355	100.00	100.00	10.750	2/1/2007	1/1/2037	408.86	408.86	6/1/2007	43,800.00	43,716.09
1177	Colorado	80015	Owner Occupied	Single Family	360	354	85.00	85.00	7.990	1/1/2007	12/1/2036	1,701.08	1,701.08	6/1/2007	232,050.00	231,098.20
1178	New York	11763	Owner Occupied	Single Family	360	355	99.97	99.97	11.275	2/1/2007	1/1/2037	617.96	617.96	6/1/2007	63,500.00	63,391.36
1179	Florida	33604	Owner Occupied	Single Family	360	355	69.57	69.57	9.250	2/1/2007	1/1/2037	632.53	632.53	6/1/2007	80,000.00	79,919.45
1180	Florida	33511	Owner Occupied	Single Family	360	355	95.00	95.00	7.250	2/1/2007	1/1/2037	1,393.35	1,393.35	6/1/2007	204,250.00	203,409.96
1181	Connecticut	06053	Owner Occupied	Single Family	360	355	90.00	90.00	8.650	2/1/2007	1/1/2037	1,111.32	1,111.32	6/1/2007	152,100.00	152,024.25
1182	Massachusetts	01151	Owner Occupied	2 Family	360	355	100.00	100.00	9.500	2/1/2007	1/1/2037	1,260.44	1,260.44	6/1/2007	149,900.00	149,525.46
1183	Illinois	60435	Owner Occupied	Single Family	360	354	95.00	95.00	8.650	1/1/2007	12/1/2036	1,379.23	1,379.23	6/1/2007	185,250.00	184,965.85
1184	Washington	98126	Owner Occupied	Condominium	360	354	80.00	100.00	6.490	1/1/2007	12/1/2036	891.73	891.73	6/1/2007	158,400.00	158,077.44
1185	Pennsylvania	15632	Owner Occupied	Single Family	360	354	80.00	100.00	7.800	1/1/2007	12/1/2036	1,094.20	1,094.20	6/1/2007	152,000.00	151,352.35
1186	Pennsylvania	15632	Owner Occupied	Single Family	120	114	100.00	100.00	11.750	1/1/2007	12/1/2016	539.71	539.71	6/1/2007	38,000.00	36,969.28
1187	California	95823	Owner Occupied	Condominium	360	355	100.00	100.00	9.850	2/1/2007	1/1/2037	992.35	992.35	6/1/2007	120,000.00	119,962.65
1188	New Jersey	08003	Investor	Single Family	360	354	53.16	53.17	6.900	1/1/2007	12/1/2036	1,383.06	1,383.06	6/1/2007	210,000.00	208,766.02
1189	Massachusetts	02119	Investor	3 Family	360	356	75.00	75.00	6.900	3/1/2007	2/1/2037	2,405.88	2,405.88	6/1/2007	405,000.00	404,688.81
1190	Arizona	85251	Owner Occupied	Single Family	360	354	90.00	90.00	8.850	1/1/2007	12/1/2036	2,197.20	2,197.20	6/1/2007	294,300.00	294,136.60
1191	Georgia	30736	Owner Occupied	Single Family	360	355	80.00	100.00	8.400	2/1/2007	1/1/2037	914.21	914.21	6/1/2007	120,000.00	119,623.72
1192	Arizona	85033	Owner Occupied	Single Family	360	354	90.00	90.00	7.900	1/1/2007	12/1/2036	1,083.31	1,083.31	6/1/2007	157,500.00	157,216.76
1193	Maine	04102	Owner Occupied	Single Family	360	355	80.00	100.00	6.450	2/1/2007	1/1/2037	905.45	905.45	6/1/2007	144,000.00	143,335.64
1194	Georgia	30736	Owner Occupied	Single Family	360	355	100.00	100.00	10.025	2/1/2007	1/1/2037	263.83	263.83	6/1/2007	30,000.00	29,932.86
1195	California	92392	Owner Occupied	Single Family	360	354	95.00	95.00	8.650	1/1/2007	12/1/2036	2,845.90	2,845.90	6/1/2007	389,500.00	389,266.30
1196	Wisconsin	53719	Owner Occupied	Single Family	360	354	100.00	100.00	12.325	1/1/2007	12/1/2036	273.96	273.96	6/1/2007	26,000.00	25,957.41
1197	Florida	33904	Owner Occupied	Single Family	360	355	90.00	100.00	7.000	2/1/2007	1/1/2037	3,502.82	3,502.82	6/1/2007	526,500.00	524,316.82
1198	California	94503	Owner Occupied	Single Family	360	355	75.00	75.00	9.400	2/1/2007	1/1/2037	2,609.17	2,609.17	6/1/2007	330,000.00	329,877.24
1199	Maine	04102	Owner Occupied	Single Family	360	355	100.00	100.00	9.990	2/1/2007	1/1/2037	315.66	315.66	6/1/2007	36,000.00	35,918.86
1200	Colorado	80112	Owner Occupied	Single Family	360	355	80.00	100.00	7.500	2/1/2007	1/1/2037	1,265.10	1,265.10	6/1/2007	197,600.00	197,443.96

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
1201	Florida	33904	Owner Occupied	Single Family	360	355	100.00	100.00	10.250	2/1/2007	1/1/2037	524.22	524.22	6/1/2007	58,500.00	58,375.23
1202	Virginia	23236	Owner Occupied	Single Family	360	355	75.35	75.35	7.100	2/1/2007	1/1/2037	1,448.23	1,448.23	6/1/2007	215,500.00	214,623.76
1203	District of Columbia	20011	Owner Occupied	Single Family	360	355	41.44	41.44	8.150	2/1/2007	1/1/2037	1,116.37	1,116.37	6/1/2007	150,000.00	149,505.23
1204	Colorado	80112	Owner Occupied	Single Family	360	355	100.00	100.00	11.990	2/1/2007	1/1/2037	507.75	507.75	6/1/2007	49,400.00	49,326.48
1205	New York	11798	Owner Occupied	Single Family	360	355	80.00	80.00	8.650	2/1/2007	1/1/2037	2,455.00	2,455.00	6/1/2007	336,000.00	335,688.44
1206	Wisconsin	53578	Owner Occupied	Single Family	360	354	80.00	100.00	8.250	1/1/2007	12/1/2036	808.36	808.36	6/1/2007	107,600.00	107,158.80
1207	Florida	33064	Owner Occupied	Single Family	360	355	84.35	84.36	8.700	2/1/2007	1/1/2037	1,623.54	1,623.54	6/1/2007	221,000.00	220,892.54
1208	Ohio	45042	Owner Occupied	Single Family	360	355	95.00	95.00	7.870	2/1/2007	1/1/2037	1,105.35	1,105.35	6/1/2007	165,205.00	165,094.16
1209	Texas	77536	Owner Occupied	Single Family	180	175	79.60	79.61	6.250	2/1/2007	1/1/2022	1,371.88	1,371.88	6/1/2007	160,000.00	157,279.07
1210	Virginia	23231	Owner Occupied	Single Family	360	355	100.00	100.00	9.990	2/1/2007	1/1/2037	796.38	796.38	6/1/2007	95,000.00	94,972.02
1211	North Carolina	27909	Owner Occupied	Single Family	360	355	80.00	100.00	7.650	2/1/2007	1/1/2037	1,490.55	1,490.55	6/1/2007	210,080.00	209,313.85
1212	Wisconsin	53210	Owner Occupied	2 Family	360	355	80.00	100.00	7.600	2/1/2007	1/1/2037	839.81	839.81	6/1/2007	129,600.00	129,504.76
1213	Texas	75070	Owner Occupied	Single Family	360	355	90.00	90.00	8.750	2/1/2007	1/1/2037	1,585.99	1,585.99	6/1/2007	201,600.00	201,011.52
1214	Arizona	85353	Owner Occupied	Single Family	360	354	90.00	100.00	8.550	1/1/2007	12/1/2036	1,469.99	1,469.99	6/1/2007	203,400.00	203,273.18
1215	Pennsylvania	18102	Owner Occupied	Single Family	360	354	85.00	85.00	8.750	1/1/2007	12/1/2036	702.13	702.13	6/1/2007	89,250.00	88,936.24
1216	Florida	33168	Second Home	Single Family	360	354	80.00	80.00	6.850	1/1/2007	12/1/2036	1,145.39	1,145.39	6/1/2007	174,800.00	173,901.83
1217	Illinois	60637	Owner Occupied	Single Family	360	354	100.00	100.00	10.500	1/1/2007	12/1/2036	228.68	228.68	6/1/2007	25,000.00	24,939.11
1218	Wisconsin	53578	Owner Occupied	Single Family	360	354	100.00	100.00	11.075	1/1/2007	12/1/2036	257.70	257.70	6/1/2007	26,900.00	26,829.17
1219	Florida	33035	Owner Occupied	Single Family	360	355	80.00	100.00	7.750	2/1/2007	1/1/2037	2,206.55	2,206.55	6/1/2007	308,000.00	306,898.96
1220	Florida	33035	Owner Occupied	Single Family	360	355	100.00	100.00	9.990	2/1/2007	1/1/2037	675.16	675.16	6/1/2007	77,000.00	76,826.46
1221	Maryland	21229	Owner Occupied	Single Family	360	354	75.28	75.29	7.850	1/1/2007	12/1/2036	772.48	772.48	6/1/2007	112,923.00	112,717.00
1222	Florida	33018	Owner Occupied	Single Family	360	354	80.00	100.00	7.400	1/1/2007	12/1/2036	2,018.88	2,018.88	6/1/2007	319,200.00	318,892.41
1223	Georgia	30677	Owner Occupied	Single Family	180	174	54.17	54.17	6.450	1/1/2007	12/1/2021	1,128.87	1,128.87	6/1/2007	130,000.00	127,384.36
1224	Florida	33018	Owner Occupied	Single Family	360	354	100.00	100.00	9.825	1/1/2007	12/1/2036	690.00	690.00	6/1/2007	79,800.00	79,575.63
1225	California	92078	Owner Occupied	Single Family	360	355	90.00	90.00	7.650	2/1/2007	1/1/2037	3,524.87	3,524.87	6/1/2007	496,800.00	494,988.19
1226	North Carolina	27909	Owner Occupied	Single Family	360	355	100.00	100.00	10.175	2/1/2007	1/1/2037	467.71	467.71	6/1/2007	52,520.00	52,406.17
1227	California	92860	Owner Occupied	Single Family	360	355	79.28	79.28	6.600	2/1/2007	1/1/2037	2,810.10	2,810.10	6/1/2007	440,000.00	438,027.93
1228	Arizona	85301	Owner Occupied	Single Family	240	235	54.05	54.06	6.500	2/1/2007	1/1/2027	894.69	894.69	6/1/2007	120,000.00	118,318.22
1229	New York	11203	Owner Occupied	2 Family	360	356	90.00	90.00	7.000	3/1/2007	2/1/2037	2,963.92	2,963.92	6/1/2007	445,500.00	444,026.49
1230	Illinois	61008	Owner Occupied	Single Family	360	355	89.92	89.92	6.990	2/1/2007	1/1/2037	1,482.13	1,482.13	6/1/2007	223,000.00	222,073.51
1231	Florida	33186	Owner Occupied	Single Family	360	355	45.36	45.37	6.370	2/1/2007	1/1/2037	701.49	701.49	6/1/2007	112,500.00	111,972.93
1232	Ohio	44121	Owner Occupied	Single Family	360	355	78.81	78.81	6.470	2/1/2007	1/1/2037	965.40	965.40	6/1/2007	165,500.00	161,447.64
1233	Ohio	43082	Owner Occupied	Single Family	360	354	80.00	100.00	7.300	1/1/2007	12/1/2036	2,190.00	2,190.00	6/1/2007	360,000.00	360,000.00
1234	Florida	32725	Owner Occupied	Single Family	360	355	80.00	100.00	7.850	2/1/2007	1/1/2037	939.86	939.86	6/1/2007	140,800.00	140,704.80
1235	Maryland	21061	Owner Occupied	Single Family	360	355	86.08	86.09	6.450	2/1/2007	1/1/2037	2,100.14	2,100.14	6/1/2007	334,000.00	332,459.07
1236	Virginia	23601	Owner Occupied	Single Family	360	354	71.35	71.35	7.600	1/1/2007	12/1/2036	896.71	896.71	6/1/2007	127,000.00	126,436.89
1237	California	93543	Owner Occupied	Single Family	360	355	70.45	70.46	7.050	2/1/2007	1/1/2037	1,313.98	1,313.98	6/1/2007	217,000.00	216,803.77
1238	New Jersey	08232	Owner Occupied	Single Family	360	354	100.00	100.00	8.450	1/1/2007	12/1/2036	1,593.95	1,593.95	6/1/2007	223,000.00	222,848.94
1239	California	93306	Owner Occupied	Single Family	360	355	52.27	52.28	9.950	2/1/2007	1/1/2037	960.31	960.31	6/1/2007	115,000.00	114,965.59
1240	Maryland	21218	Investor	Single Family	360	355	80.00	80.00	11.700	2/1/2007	1/1/2037	596.75	596.75	6/1/2007	59,344.00	59,251.49

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
1241	Florida	34430	Owner Occupied	Single Family	360	354	100.00	100.00	9.900	1/1/2007	12/1/2036	1,088.62	1,088.62	6/1/2007	131,000.00	130,951.80
1242	Massachusetts	02127	Owner Occupied	Condominium	360	355	75.00	75.00	10.400	2/1/2007	1/1/2037	3,028.02	3,028.02	6/1/2007	333,750.00	333,060.56
1243	California	94015	Owner Occupied	Single Family	360	354	80.00	100.00	6.250	1/1/2007	12/1/2036	3,304.71	3,304.71	6/1/2007	606,400.00	603,570.09
1244	Florida	32725	Owner Occupied	Single Family	360	355	100.00	100.00	12.325	2/1/2007	1/1/2037	370.90	370.90	6/1/2007	35,200.00	35,152.19
1245	Maryland	20735	Owner Occupied	Single Family	360	355	85.00	85.00	6.500	2/1/2007	1/1/2037	1,940.79	1,940.79	6/1/2007	331,500.00	330,766.27
1246	California	94015	Owner Occupied	Single Family	360	354	100.00	100.00	9.990	1/1/2007	12/1/2036	1,329.28	1,329.28	6/1/2007	151,600.00	151,188.26
1247	Arizona	85301	Owner Occupied	Single Family	360	355	80.00	100.00	8.400	2/1/2007	1/1/2037	1,296.53	1,296.53	6/1/2007	182,400.00	182,299.01
1248	Delaware	19713	Owner Occupied	Single Family	360	354	80.00	100.00	6.950	1/1/2007	12/1/2036	926.67	926.67	6/1/2007	160,000.00	160,000.00
1249	Texas	76179	Owner Occupied	Single Family	360	355	80.00	80.00	7.250	2/1/2007	1/1/2037	589.40	589.40	6/1/2007	86,400.00	86,058.90
1250	Ohio	43082	Owner Occupied	Single Family	360	354	100.00	100.00	11.225	1/1/2007	12/1/2036	872.43	872.43	6/1/2007	90,000.00	89,812.34
1251	Delaware	19713	Owner Occupied	Single Family	360	354	100.00	100.00	12.325	1/1/2007	12/1/2036	421.48	421.48	6/1/2007	40,000.00	39,934.45
1252	Virginia	20191	Owner Occupied	Condominium	360	355	48.33	48.34	12.550	2/1/2007	1/1/2037	1,242.52	1,242.52	6/1/2007	116,000.00	115,850.14
1253	New York	11756	Owner Occupied	Single Family	360	355	58.30	58.31	5.500	2/1/2007	1/1/2037	1,754.47	1,754.47	6/1/2007	309,000.00	307,293.33
1254	Massachusetts	01844	Owner Occupied	3 Family	360	355	90.00	95.00	6.990	2/1/2007	1/1/2037	2,220.11	2,220.11	6/1/2007	369,450.00	369,105.70
1255	New York	11520	Owner Occupied	Single Family	360	355	84.88	84.88	6.750	2/1/2007	1/1/2037	2,438.73	2,438.73	6/1/2007	376,000.00	374,363.04
1256	Arizona	85301	Owner Occupied	Single Family	360	355	100.00	100.00	11.075	2/1/2007	1/1/2037	436.85	436.85	6/1/2007	45,600.00	45,518.20
1257	Massachusetts	01844	Owner Occupied	3 Family	180	175	95.00	95.00	12.850	2/1/2007	1/1/2022	257.67	257.67	6/1/2007	20,525.00	20,331.49
1258	Maryland	21742	Owner Occupied	Single Family	360	355	82.92	82.92	6.800	2/1/2007	1/1/2037	2,594.66	2,594.66	6/1/2007	398,000.00	396,278.66
1259	California	95391	Owner Occupied	Condominium	360	355	80.00	100.00	8.200	2/1/2007	1/1/2037	2,279.64	2,279.64	6/1/2007	328,000.00	327,805.83
1260	California	95391	Owner Occupied	Condominium	360	355	100.00	100.00	11.275	2/1/2007	1/1/2037	797.99	797.99	6/1/2007	82,000.00	81,859.73
1261	Oregon	97420	Owner Occupied	Single Family	360	355	78.28	78.29	8.800	2/1/2007	1/1/2037	1,224.92	1,224.92	6/1/2007	155,000.00	154,552.22
1262	California	95388	Owner Occupied	Single Family	360	356	70.00	70.00	9.650	3/1/2007	2/1/2037	1,248.63	1,248.63	6/1/2007	154,000.00	153,958.65
1263	Wisconsin	53215	Owner Occupied	Single Family	360	355	90.00	90.00	9.450	2/1/2007	1/1/2037	1,326.14	1,326.14	6/1/2007	158,400.00	158,000.05
1264	Illinois	60188	Owner Occupied	Condominium	360	355	79.59	99.49	7.650	2/1/2007	1/1/2037	1,001.31	1,001.31	6/1/2007	153,600.00	153,488.03
1265	Georgia	30016	Investor	Single Family	360	355	85.00	85.00	9.100	2/1/2007	1/1/2037	724.56	724.56	6/1/2007	89,250.00	89,007.62
1266	Florida	32250	Owner Occupied	Condominium	360	355	100.00	100.00	8.700	2/1/2007	1/1/2037	1,306.32	1,306.32	6/1/2007	177,820.00	177,733.13
1267	Illinois	60188	Owner Occupied	Condominium	360	355	99.48	99.49	11.975	2/1/2007	1/1/2037	394.25	394.25	6/1/2007	38,400.00	38,343.64
1268	Nevada	89106	Owner Occupied	Single Family	360	354	80.00	100.00	9.300	1/1/2007	12/1/2036	1,269.20	1,269.20	6/1/2007	153,600.00	153,117.94
1269	Florida	33156	Owner Occupied	Condominium	360	355	80.00	80.00	9.250	2/1/2007	1/1/2037	1,450.69	1,450.69	6/1/2007	186,320.00	186,246.52
1270	Nevada	89106	Owner Occupied	Single Family	360	354	100.00	100.00	11.275	1/1/2007	12/1/2036	373.69	373.69	6/1/2007	38,400.00	38,320.82
1271	Illinois	60445	Owner Occupied	Single Family	360	355	73.06	73.07	9.250	2/1/2007	1/1/2037	1,472.59	1,472.59	6/1/2007	179,000.00	178,528.81
1272	Florida	33126	Owner Occupied	Condominium	360	355	80.00	100.00	7.350	2/1/2007	1/1/2037	1,257.23	1,257.23	6/1/2007	200,000.00	199,836.85
1273	Florida	34983	Owner Occupied	Single Family	360	355	80.00	80.00	7.990	2/1/2007	1/1/2037	1,876.65	1,876.65	6/1/2007	256,000.00	255,127.97
1274	Florida	33126	Owner Occupied	Condominium	120	115	100.00	100.00	10.300	2/1/2007	1/1/2017	669.09	669.09	6/1/2007	50,000.00	48,779.62
1275	California	93555	Owner Occupied	Single Family	360	355	80.00	100.00	8.900	2/1/2007	1/1/2037	1,192.97	1,192.97	6/1/2007	149,600.00	149,176.57
1276	California	94947	Owner Occupied	Single Family	360	355	90.00	90.00	6.850	2/1/2007	1/1/2037	2,177.96	2,177.96	6/1/2007	369,000.00	368,637.97
1277	Florida	33615	Owner Occupied	Single Family	360	355	75.00	75.00	7.250	2/1/2007	1/1/2037	1,161.00	1,161.00	6/1/2007	181,500.00	181,173.89
1278	Florida	33615	Owner Occupied	Single Family	360	354	80.00	100.00	8.250	1/1/2007	12/1/2036	1,017.68	1,017.68	6/1/2007	145,600.00	145,498.19
1279	California	91767	Owner Occupied	Single Family	360	356	90.00	95.00	6.990	3/1/2007	2/1/2037	2,650.07	2,650.07	6/1/2007	441,000.00	440,190.40
1280	California	94558	Owner Occupied	Single Family	360	355	80.00	95.00	5.650	2/1/2007	1/1/2037	2,663.88	2,663.88	6/1/2007	532,000.00	531,197.24

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
1281	New York	12053	Owner Occupied	Single Family	360	355	95.00	95.00	9.500	2/1/2007	1/1/2037	1,516.88	1,516.88	6/1/2007	180,398.00	179,947.28
1282	California	92555	Owner Occupied	Single Family	360	355	80.00	100.00	6.040	2/1/2007	1/1/2037	2,244.50	2,244.50	6/1/2007	424,000.00	423,442.58
1283	California	92555	Owner Occupied	Single Family	360	355	100.00	100.00	10.990	2/1/2007	1/1/2037	1,008.66	1,008.66	6/1/2007	106,000.00	105,807.12
1284	California	92252	Investor	Single Family	360	354	89.03	89.03	7.500	1/1/2007	12/1/2036	1,054.46	1,054.46	6/1/2007	164,700.00	164,547.12
1285	California	95835	Owner Occupied	Single Family	360	354	100.00	100.00	10.300	1/1/2007	12/1/2036	593.34	593.34	6/1/2007	65,940.00	65,772.29
1286	California	92324	Owner Occupied	Single Family	360	355	80.00	100.00	7.500	2/1/2007	1/1/2037	1,744.00	1,744.00	6/1/2007	272,400.00	272,189.89
1287	Maryland	20602	Owner Occupied	Single Family	360	355	80.00	80.00	8.500	2/1/2007	1/1/2037	1,402.98	1,402.98	6/1/2007	195,200.00	195,096.98
1288	California	92324	Owner Occupied	Single Family	120	115	100.00	100.00	11.275	2/1/2007	1/1/2017	948.71	948.71	6/1/2007	68,100.00	66,483.16
1289	New Jersey	07110	Owner Occupied	Single Family	360	355	65.95	65.96	8.650	2/1/2007	1/1/2037	2,159.41	2,159.41	6/1/2007	277,000.00	276,174.68
1290	Illinois	60101	Owner Occupied	Single Family	360	355	100.00	100.00	9.350	2/1/2007	1/1/2037	2,045.26	2,045.26	6/1/2007	260,000.00	259,901.34
1291	Wisconsin	53019	Owner Occupied	Single Family	360	355	80.00	100.00	8.200	2/1/2007	1/1/2037	867.40	867.40	6/1/2007	116,000.00	115,621.19
1292	Georgia	30076	Owner Occupied	Single Family	360	355	90.00	90.00	7.700	2/1/2007	1/1/2037	1,924.99	1,924.99	6/1/2007	270,000.00	269,025.11
1293	Maryland	20640	Owner Occupied	Single Family	360	355	90.00	90.00	8.900	2/1/2007	1/1/2037	1,655.02	1,655.02	6/1/2007	220,500.00	220,400.31
1294	Texas	77067	Owner Occupied	Single Family	360	355	80.00	100.00	7.250	2/1/2007	1/1/2037	736.75	736.75	6/1/2007	108,000.00	107,555.53
1295	Texas	77067	Owner Occupied	Single Family	360	355	100.00	100.00	9.990	2/1/2007	1/1/2037	236.74	236.74	6/1/2007	27,000.00	26,930.05
1296	Florida	34951	Owner Occupied	Single Family	360	355	65.00	65.00	8.400	2/1/2007	1/1/2037	1,039.91	1,039.91	6/1/2007	136,500.00	136,071.99
1297	Texas	77041	Owner Occupied	Single Family	360	354	95.00	100.00	10.350	1/1/2007	12/1/2036	1,009.76	1,009.76	6/1/2007	111,756.00	111,474.81
1298	Florida	33066	Owner Occupied	Single Family	360	355	80.00	100.00	6.600	2/1/2007	1/1/2037	1,672.65	1,672.65	6/1/2007	292,800.00	292,485.31
1299	Pennsylvania	19151	Investor	2 Family	360	354	61.05	61.05	6.700	1/1/2007	12/1/2036	677.54	677.54	6/1/2007	105,000.00	104,444.55
1300	Massachusetts	02766	Owner Occupied	Single Family	360	355	70.00	70.00	8.000	2/1/2007	1/1/2037	3,280.89	3,280.89	6/1/2007	483,000.00	482,691.46
1301	Virginia	23704	Owner Occupied	Single Family	360	355	90.00	90.00	8.750	2/1/2007	1/1/2037	913.89	913.89	6/1/2007	121,500.00	121,358.18
1302	New York	14052	Owner Occupied	Single Family	360	355	80.00	100.00	7.500	2/1/2007	1/1/2037	727.31	727.31	6/1/2007	113,600.00	113,498.75
1303	Wisconsin	53218	Owner Occupied	Single Family	360	354	90.00	100.00	10.690	1/1/2007	12/1/2036	668.86	668.86	6/1/2007	72,000.00	71,831.53
1304	Connecticut	06511	Owner Occupied	3 Family	360	355	85.00	85.00	9.990	2/1/2007	1/1/2037	2,563.53	2,563.53	6/1/2007	302,175.00	301,931.37
1305	Maryland	20904	Owner Occupied	Single Family	360	354	80.00	100.00	7.600	1/1/2007	12/1/2036	3,214.10	3,214.10	6/1/2007	496,000.00	495,556.52
1306	Wisconsin	53206	Owner Occupied	Single Family	360	355	90.00	100.00	9.000	2/1/2007	1/1/2037	760.37	760.37	6/1/2007	94,500.00	94,237.99
1307	New York	12461	Owner Occupied	Single Family	360	356	80.00	80.00	9.650	3/1/2007	2/1/2037	2,214.73	2,214.73	6/1/2007	260,000.00	259,498.40
1308	Maryland	20695	Owner Occupied	Single Family	360	355	94.97	94.97	6.990	2/1/2007	1/1/2037	2,007.19	2,007.19	6/1/2007	302,000.00	300,745.27
1309	Florida	33615	Owner Occupied	Single Family	360	354	100.00	100.00	12.125	1/1/2007	12/1/2036	377.92	377.92	6/1/2007	36,400.00	36,337.68
1310	Florida	33066	Owner Occupied	Single Family	360	355	100.00	100.00	10.175	2/1/2007	1/1/2037	651.87	651.87	6/1/2007	73,200.00	73,041.96
1311	Maryland	21229	Owner Occupied	Single Family	360	355	80.00	80.00	9.750	2/1/2007	1/1/2037	668.20	668.20	6/1/2007	81,600.00	81,573.58
1312	Nevada	89103	Owner Occupied	Single Family	360	355	90.00	90.00	7.300	2/1/2007	1/1/2037	1,894.23	1,894.23	6/1/2007	276,300.00	275,219.91
1313	Maryland	20904	Owner Occupied	Single Family	360	354	100.00	100.00	10.990	1/1/2007	12/1/2036	1,179.94	1,179.94	6/1/2007	124,000.00	123,728.00
1314	Illinois	60619	Owner Occupied	Single Family	360	355	85.00	85.00	8.300	2/1/2007	1/1/2037	1,058.59	1,058.59	6/1/2007	140,250.00	139,711.02
1315	Pennsylvania	19320	Owner Occupied	Single Family	360	354	90.00	90.00	7.800	1/1/2007	12/1/2036	1,224.35	1,224.35	6/1/2007	184,500.00	184,345.63
1316	California	93245	Owner Occupied	Single Family	360	355	63.00	63.00	6.750	2/1/2007	1/1/2037	1,225.85	1,225.85	6/1/2007	189,000.00	187,947.55
1317	New York	14052	Owner Occupied	Single Family	360	355	100.00	100.00	10.025	2/1/2007	1/1/2037	249.76	249.76	6/1/2007	28,400.00	28,335.22
1318	California	93555	Owner Occupied	Single Family	360	355	100.00	100.00	11.500	2/1/2007	1/1/2037	370.37	370.37	6/1/2007	37,400.00	37,339.08
1319	California	95122	Owner Occupied	Single Family	360	355	72.03	72.04	6.450	2/1/2007	1/1/2037	2,574.62	2,574.63	6/1/2007	479,000.00	479,000.00
1320	Nevada	89121	Investor	Single Family	360	355	70.00	70.00	9.550	2/1/2007	1/1/2037	1,566.86	1,566.86	6/1/2007	192,500.00	192,322.80

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
1321	Arizona	85204	Owner Occupied	Single Family	360	354	80.00	100.00	7.600	1/1/2007	12/1/2036	1,192.33	1,192.33	6/1/2007	184,000.00	183,835.43
1322	California	95220	Owner Occupied	Single Family	360	354	80.00	100.00	7.100	1/1/2007	12/1/2036	1,535.57	1,535.57	6/1/2007	252,000.00	251,728.60
1323	Arizona	85204	Owner Occupied	Single Family	360	354	100.00	100.00	12.325	1/1/2007	12/1/2036	484.70	484.70	6/1/2007	46,000.00	45,924.65
1324	Oregon	97402	Owner Occupied	Single Family	360	355	90.00	90.00	8.250	2/1/2007	1/1/2037	981.34	981.34	6/1/2007	140,400.00	140,318.44
1325	Florida	33139	Owner Occupied	Condominium	360	356	80.00	100.00	7.750	3/1/2007	2/1/2037	1,899.93	1,899.93	6/1/2007	288,000.00	287,838.72
1326	California	95220	Owner Occupied	Single Family	360	354	100.00	100.00	10.300	1/1/2007	12/1/2036	566.89	566.89	6/1/2007	63,000.00	62,839.76
1327	Kentucky	40505	Investor	Single Family	360	355	90.00	90.00	7.850	2/1/2007	1/1/2037	615.67	615.67	6/1/2007	90,000.00	89,863.63
1328	Florida	33139	Owner Occupied	Condominium	360	356	100.00	100.00	11.075	3/1/2007	2/1/2037	689.76	689.76	6/1/2007	72,000.00	71,897.55
1329	Washington	98311	Owner Occupied	Single Family	360	355	80.00	100.00	7.250	2/1/2007	1/1/2037	1,356.10	1,356.10	6/1/2007	212,000.00	211,619.09
1330	Washington	98311	Owner Occupied	Single Family	360	355	100.00	100.00	12.325	2/1/2007	1/1/2037	558.46	558.46	6/1/2007	53,000.00	52,928.00
1331	Massachusetts	02048	Owner Occupied	Single Family	360	355	90.00	90.00	7.990	2/1/2007	1/1/2037	2,573.07	2,573.07	6/1/2007	351,000.00	349,804.20
1332	Pennsylvania	19446	Owner Occupied	Single Family	360	355	80.00	80.00	8.350	2/1/2007	1/1/2037	1,443.41	1,443.41	6/1/2007	200,000.00	199,578.60
1333	Washington	98604	Owner Occupied	Single Family	360	355	90.00	90.00	9.100	2/1/2007	1/1/2037	2,104.25	2,104.25	6/1/2007	274,500.00	274,385.14
1334	Maryland	21207	Owner Occupied	Single Family	360	355	95.00	95.00	8.400	2/1/2007	1/1/2037	1,447.49	1,447.49	6/1/2007	190,000.00	189,404.28
1335	New York	10941	Owner Occupied	Single Family	360	356	80.00	100.00	8.000	3/1/2007	2/1/2037	1,966.49	1,966.49	6/1/2007	268,000.00	267,272.53
1336	New York	10941	Owner Occupied	Single Family	360	356	100.00	100.00	11.075	3/1/2007	2/1/2037	641.86	641.86	6/1/2007	67,000.00	66,904.53
1337	California	91331	Investor	Single Family	180	174	95.00	95.00	12.990	1/1/2007	12/1/2021	221.30	221.30	6/1/2007	17,500.00	17,303.58
1338	California	91352	Owner Occupied	Single Family	360	355	85.00	85.00	5.500	2/1/2007	1/1/2037	2,282.96	2,282.96	6/1/2007	498,100.00	498,099.96
1339	California	95367	Investor	Single Family	360	355	85.00	85.00	7.320	2/1/2007	1/1/2037	1,808.69	1,808.69	6/1/2007	280,500.00	280,004.50
1340	Virginia	22406	Owner Occupied	Single Family	360	354	80.00	100.00	7.690	1/1/2007	12/1/2036	1,297.05	1,296.63	6/1/2007	202,400.00	202,335.10
1341	California	95628	Owner Occupied	Single Family	360	354	80.00	100.00	7.400	1/1/2007	12/1/2036	1,770.95	1,770.95	6/1/2007	280,000.00	279,730.16
1342	Virginia	22406	Owner Occupied	Single Family	360	354	100.00	100.00	12.150	1/1/2007	12/1/2036	526.33	526.33	6/1/2007	50,600.00	50,511.73
1343	District of Columbia	20011	Owner Occupied	Single Family	360	356	80.00	100.00	7.650	3/1/2007	2/1/2037	2,136.90	2,136.73	6/1/2007	335,200.00	335,173.00
1344	California	93535	Owner Occupied	Single Family	360	355	80.00	80.00	10.250	2/1/2007	1/1/2037	2,481.34	2,481.34	6/1/2007	285,600.00	285,368.21
1345	District of Columbia	20011	Owner Occupied	Single Family	360	356	100.00	100.00	10.675	3/1/2007	2/1/2037	777.54	777.54	6/1/2007	83,800.00	83,670.01
1346	Colorado	80012	Owner Occupied	Single Family	360	355	80.00	100.00	7.900	2/1/2007	1/1/2037	1,128.00	1,128.00	6/1/2007	168,000.00	167,888.54
1347	Colorado	80012	Owner Occupied	Single Family	360	355	100.00	100.00	11.500	2/1/2007	1/1/2037	415.92	415.92	6/1/2007	42,000.00	41,931.60
1348	Florida	33035	Owner Occupied	Condominium	360	355	80.00	100.00	8.100	2/1/2007	1/1/2037	1,077.43	1,077.43	6/1/2007	156,800.00	156,703.55
1349	Georgia	30116	Owner Occupied	Single Family	360	355	100.00	100.00	9.820	2/1/2007	1/1/2037	2,325.19	2,325.19	6/1/2007	282,000.00	281,911.11
1350	Florida	32763	Investor	Single Family	360	354	80.00	80.00	8.700	1/1/2007	12/1/2036	1,392.86	1,392.86	6/1/2007	189,600.00	188,833.83
1351	Florida	33773	Owner Occupied	Single Family	360	355	61.54	61.54	6.900	2/1/2007	1/1/2037	790.32	790.32	6/1/2007	120,000.00	119,492.59
1352	New York	10310	Owner Occupied	2 Family	360	355	80.00	100.00	7.500	2/1/2007	1/1/2037	1,981.65	1,981.65	6/1/2007	309,520.00	309,240.27
1353	Illinois	60016	Owner Occupied	Single Family	360	355	90.00	90.00	9.400	2/1/2007	1/1/2037	2,738.27	2,738.27	6/1/2007	328,500.00	327,661.87
1354	Florida	33594	Owner Occupied	Single Family	360	355	86.27	86.28	9.050	2/1/2007	1/1/2037	1,677.65	1,677.65	6/1/2007	220,000.00	219,916.48
1355	Georgia	30518	Owner Occupied	Single Family	360	355	80.00	100.00	7.400	2/1/2007	1/1/2037	1,492.66	1,492.66	6/1/2007	236,000.00	235,811.04
1356	Washington	98258	Owner Occupied	Single Family	360	355	70.45	70.45	6.400	2/1/2007	1/1/2037	1,140.21	1,140.21	6/1/2007	205,000.00	204,739.82
1357	Georgia	30518	Owner Occupied	Single Family	360	355	100.00	100.00	11.475	2/1/2007	1/1/2037	583.15	583.15	6/1/2007	59,000.00	58,903.36
1358	New Jersey	07462	Owner Occupied	Single Family	360	355	80.00	100.00	8.850	2/1/2007	1/1/2037	1,561.86	1,561.86	6/1/2007	209,200.00	209,103.54
1359	Delaware	19802	Owner Occupied	Single Family	360	355	65.00	65.00	9.250	2/1/2007	1/1/2037	855.58	855.58	6/1/2007	104,000.00	103,726.24
1360	Massachusetts	02346	Owner Occupied	Single Family	360	355	89.73	89.73	8.500	2/1/2007	1/1/2037	2,134.66	2,134.66	6/1/2007	297,000.00	296,841.53

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
1361	South Carolina	29944	Owner Occupied	Single Family	360	355	85.00	85.00	10.050	2/1/2007	1/1/2037	1,198.53	1,198.53	6/1/2007	136,000.00	135,697.32
1362	Delaware	19805	Owner Occupied	Single Family	360	354	100.00	100.00	6.850	1/1/2007	12/1/2036	1,170.21	1,170.21	6/1/2007	205,000.00	205,000.00
1363	New Jersey	07462	Owner Occupied	Single Family	360	355	100.00	100.00	12.575	2/1/2007	1/1/2037	561.22	561.22	6/1/2007	52,300.00	52,232.80
1364	Maine	04103	Owner Occupied	Single Family	360	355	85.00	85.00	6.810	2/1/2007	1/1/2037	1,253.63	1,253.63	6/1/2007	192,100.00	191,273.37
1365	Georgia	30233	Owner Occupied	Single Family	360	354	80.00	100.00	8.550	1/1/2007	12/1/2036	969.59	969.59	6/1/2007	125,520.00	125,060.31
1366	Virginia	23061	Owner Occupied	Single Family	360	355	100.00	100.00	8.250	2/1/2007	1/1/2037	2,328.93	2,328.93	6/1/2007	310,000.00	308,945.15
1367	Georgia	30233	Owner Occupied	Single Family	360	354	100.00	100.00	12.325	1/1/2007	12/1/2036	330.65	330.65	6/1/2007	31,380.00	31,328.59
1368	Florida	33035	Owner Occupied	Condominium	360	355	100.00	100.00	11.275	2/1/2007	1/1/2037	381.48	381.48	6/1/2007	39,200.00	39,132.93
1369	California	93286	Owner Occupied	Single Family	360	355	80.00	80.00	7.750	2/1/2007	1/1/2037	1,176.90	1,176.90	6/1/2007	178,400.00	178,274.73
1370	California	90022	Owner Occupied	Single Family	360	355	59.72	59.73	8.000	2/1/2007	1/1/2037	1,793.90	1,793.90	6/1/2007	258,000.00	257,625.54
1371	Florida	33009	Owner Occupied	Condominium	360	355	80.00	100.00	7.990	2/1/2007	1/1/2037	555.09	555.09	6/1/2007	79,920.00	79,702.35
1372	Georgia	30096	Owner Occupied	Single Family	360	355	80.00	100.00	8.300	2/1/2007	1/1/2037	842.93	842.93	6/1/2007	119,920.00	119,851.64
1373	New York	10708	Owner Occupied	Single Family	360	356	61.22	61.23	6.400	3/1/2007	2/1/2037	1,668.60	1,668.60	6/1/2007	300,000.00	299,723.40
1374	Florida	33009	Owner Occupied	Condominium	180	175	100.00	100.00	11.075	2/1/2007	1/1/2022	228.03	228.03	6/1/2007	19,980.00	19,706.86
1375	California	94544	Owner Occupied	Single Family	360	355	90.00	90.00	6.450	2/1/2007	1/1/2037	3,458.81	3,458.81	6/1/2007	643,500.00	643,500.00
1376	Maryland	20619	Owner Occupied	Single Family	360	355	58.82	58.83	9.950	2/1/2007	1/1/2037	1,605.92	1,605.92	6/1/2007	190,000.00	189,844.93
1377	Florida	33173	Owner Occupied	Condominium	360	355	90.00	100.00	9.500	2/1/2007	1/1/2037	1,854.08	1,854.08	6/1/2007	220,500.00	219,947.18
1378	Connecticut	06226	Owner Occupied	2 Family	360	355	80.00	100.00	6.600	2/1/2007	1/1/2037	868.32	868.32	6/1/2007	152,000.00	151,836.60
1379	Wisconsin	53019	Owner Occupied	Single Family	360	355	100.00	100.00	11.300	2/1/2007	1/1/2037	282.77	282.77	6/1/2007	29,000.00	28,950.64
1380	Maryland	21850	Owner Occupied	Single Family	360	355	90.00	90.00	8.900	2/1/2007	1/1/2037	1,874.57	1,874.57	6/1/2007	249,750.00	249,637.04
1381	California	93534	Owner Occupied	Single Family	360	355	92.08	92.08	7.000	2/1/2007	1/1/2037	1,800.55	1,800.55	6/1/2007	299,250.00	298,972.14
1382	Virginia	22181	Owner Occupied	Single Family	360	355	80.00	100.00	6.750	2/1/2007	1/1/2037	2,120.76	2,120.76	6/1/2007	364,000.00	363,629.56
1383	Georgia	30096	Owner Occupied	Single Family	360	355	100.00	100.00	11.500	2/1/2007	1/1/2037	296.89	296.89	6/1/2007	29,980.00	29,931.37
1384	Florida	33161	Owner Occupied	Single Family	360	355	80.00	100.00	7.650	2/1/2007	1/1/2037	3,547.57	3,547.57	6/1/2007	500,000.00	498,176.54
1385	Connecticut	06226	Owner Occupied	2 Family	360	355	100.00	100.00	10.300	2/1/2007	1/1/2037	341.93	341.93	6/1/2007	38,000.00	37,919.82
1386	Virginia	22181	Owner Occupied	Single Family	360	355	100.00	100.00	11.475	2/1/2007	1/1/2037	899.43	899.43	6/1/2007	91,000.00	90,850.97
1387	California	95377	Owner Occupied	Single Family	360	355	80.00	100.00	6.850	2/1/2007	1/1/2037	2,360.93	2,360.93	6/1/2007	400,000.00	399,607.49
1388	Maryland	20634	Owner Occupied	Single Family	360	355	61.54	61.54	8.950	2/1/2007	1/1/2037	921.02	921.02	6/1/2007	120,000.00	119,866.94
1389	Pennsylvania	17011	Owner Occupied	Single Family	360	355	80.00	100.00	7.350	2/1/2007	1/1/2037	964.56	964.56	6/1/2007	140,000.00	139,415.95
1390	California	95377	Owner Occupied	Single Family	360	355	100.00	100.00	11.200	2/1/2007	1/1/2037	967.47	967.47	6/1/2007	100,000.00	99,822.95
1391	California	93727	Owner Occupied	Single Family	360	355	80.00	100.00	6.600	2/1/2007	1/1/2037	1,342.42	1,342.42	6/1/2007	234,992.00	234,658.87
1392	California	93727	Owner Occupied	Single Family	360	355	100.00	100.00	10.300	2/1/2007	1/1/2037	528.63	528.63	6/1/2007	58,748.00	58,592.23
1393	New York	11692	Owner Occupied	2 Family	360	356	80.00	100.00	7.900	3/1/2007	2/1/2037	3,009.34	3,009.34	6/1/2007	437,520.00	436,998.27
1394	Pennsylvania	17011	Owner Occupied	Single Family	360	355	100.00	100.00	10.425	2/1/2007	1/1/2037	318.20	318.20	6/1/2007	35,000.00	34,900.52
1395	New York	11692	Owner Occupied	2 Family	360	356	100.00	100.00	11.075	3/1/2007	2/1/2037	1,047.85	1,047.85	6/1/2007	109,380.00	109,224.40
1396	Florida	33161	Owner Occupied	Single Family	360	355	100.00	100.00	11.075	2/1/2007	1/1/2037	1,197.49	1,197.49	6/1/2007	125,000.00	124,776.69
1397	California	94621	Owner Occupied	Single Family	360	355	80.00	80.00	8.200	2/1/2007	1/1/2037	2,502.05	2,502.05	6/1/2007	360,000.00	359,786.85
1398	California	93215	Investor	Single Family	360	355	71.43	71.43	7.200	2/1/2007	1/1/2037	1,018.18	1,018.18	6/1/2007	150,000.00	149,401.97
1399	Maryland	21207	Owner Occupied	Single Family	360	355	80.00	80.00	7.250	2/1/2007	1/1/2037	1,192.12	1,192.12	6/1/2007	192,000.00	191,837.45
1400	California	92083	Investor	Condominium	360	355	80.00	80.00	9.100	2/1/2007	1/1/2037	2,747.40	2,747.40	6/1/2007	358,400.00	358,250.08

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
1401	New York	11731	Owner Occupied	Single Family	360	355	80.00	100.00	8.500	2/1/2007	1/1/2037	2,614.31	2,614.31	6/1/2007	340,000.00	338,955.41
1402	New York	11731	Owner Occupied	Single Family	360	355	100.00	100.00	11.500	2/1/2007	1/1/2037	841.75	841.75	6/1/2007	85,000.00	84,861.53
1403	Maryland	20603	Owner Occupied	Single Family	360	355	93.80	93.80	7.600	2/1/2007	1/1/2037	2,465.58	2,465.58	6/1/2007	370,500.00	369,897.01
1404	Florida	34953	Owner Occupied	Single Family	360	355	57.00	57.00	8.450	2/1/2007	1/1/2037	872.52	872.52	6/1/2007	114,000.00	113,646.20
1405	Wisconsin	53129	Owner Occupied	2 Family	360	355	87.15	87.16	6.890	2/1/2007	1/1/2037	1,670.09	1,670.09	6/1/2007	281,500.00	281,227.84
1406	Pennsylvania	19464	Owner Occupied	Single Family	360	354	80.00	100.00	6.550	1/1/2007	12/1/2036	1,280.89	1,280.89	6/1/2007	201,600.00	200,502.17
1407	Pennsylvania	19464	Owner Occupied	Single Family	360	354	100.00	100.00	10.275	1/1/2007	12/1/2036	452.57	452.57	6/1/2007	50,400.00	50,271.15
1408	New York	10458	Owner Occupied	2 Family	360	355	90.00	90.00	6.850	2/1/2007	1/1/2037	3,420.45	3,420.45	6/1/2007	522,000.00	519,771.19
1409	Arizona	85283	Owner Occupied	Single Family	360	355	62.26	62.27	6.250	2/1/2007	1/1/2037	1,015.93	1,015.93	6/1/2007	165,000.00	164,165.86
1410	Florida	33179	Investor	Condominium	360	355	80.00	80.00	11.350	2/1/2007	1/1/2037	1,146.61	1,146.61	6/1/2007	120,800.00	120,769.32
1411	Texas	77581	Owner Occupied	Single Family	360	356	80.00	100.00	8.100	3/1/2007	2/1/2037	752.60	752.60	6/1/2007	101,600.00	101,330.09
1412	Georgia	30047	Owner Occupied	Single Family	360	354	100.00	100.00	6.900	1/1/2007	12/1/2036	1,031.25	1,031.25	6/1/2007	173,597.00	173,395.72
1413	Texas	77581	Owner Occupied	Single Family	360	356	100.00	100.00	9.950	3/1/2007	2/1/2037	221.97	221.97	6/1/2007	25,400.00	25,353.98
1414	Illinois	60185	Owner Occupied	Condominium	360	355	100.00	100.00	8.750	2/1/2007	1/1/2037	1,824.37	1,824.37	6/1/2007	247,000.00	246,881.64
1415	Florida	33068	Owner Occupied	Single Family	360	355	72.13	72.14	8.300	2/1/2007	1/1/2037	1,546.40	1,546.40	6/1/2007	220,000.00	219,874.62
1416	New Jersey	07719	Owner Occupied	Condominium	360	356	38.24	38.25	12.450	3/1/2007	2/1/2037	1,435.56	1,435.56	6/1/2007	135,000.00	134,858.08
1417	Illinois	60804	Owner Occupied	Single Family	360	355	80.00	100.00	8.600	2/1/2007	1/1/2037	1,333.28	1,333.28	6/1/2007	180,000.00	179,780.48
1418	Oregon	97202	Owner Occupied	Single Family	360	355	90.00	90.00	6.400	2/1/2007	1/1/2037	1,914.05	1,914.05	6/1/2007	306,000.00	304,574.62
1419	Florida	33177	Owner Occupied	Single Family	360	355	67.86	67.86	9.990	2/1/2007	1/1/2037	1,665.98	1,665.98	6/1/2007	190,000.00	189,571.78
1420	Massachusetts	02132	Investor	Single Family	360	354	90.00	95.00	8.300	1/1/2007	12/1/2036	2,394.45	2,394.45	6/1/2007	340,650.00	340,416.26
1421	Florida	32568	Investor	Single Family	360	356	66.34	66.34	9.950	3/1/2007	2/1/2037	526.95	526.95	6/1/2007	60,300.00	60,190.80
1422	New Mexico	87002	Owner Occupied	Single Family	360	355	95.00	95.00	7.750	2/1/2007	1/1/2037	932.41	932.41	6/1/2007	130,150.00	129,684.69
1423	Illinois	60804	Owner Occupied	Single Family	360	355	100.00	100.00	11.850	2/1/2007	1/1/2037	457.69	457.69	6/1/2007	45,000.00	44,811.30
1424	Massachusetts	02132	Investor	Single Family	180	174	95.00	95.00	13.750	1/1/2007	12/1/2021	248.86	248.86	6/1/2007	18,925.00	18,727.35
1425	California	93536	Owner Occupied	Single Family	360	355	95.00	95.00	6.750	2/1/2007	1/1/2037	1,909.56	1,909.56	6/1/2007	327,750.00	327,418.48
1426	Illinois	60446	Owner Occupied	Single Family	360	356	94.47	94.48	8.650	3/1/2007	2/1/2037	1,399.33	1,399.33	6/1/2007	179,500.00	179,073.69
1427	Florida	32208	Owner Occupied	Single Family	360	355	90.00	100.00	9.600	2/1/2007	1/1/2037	793.88	793.88	6/1/2007	93,600.00	93,364.65
1428	California	92404	Owner Occupied	Single Family	360	355	100.00	100.00	8.990	2/1/2007	1/1/2037	2,652.88	2,652.88	6/1/2007	330,000.00	328,571.90
1429	California	93550	Owner Occupied	Condominium	360	355	85.00	85.00	6.750	2/1/2007	1/1/2037	1,323.14	1,323.14	6/1/2007	204,000.00	203,111.86
1430	Florida	33351	Owner Occupied	Single Family	360	355	80.00	100.00	7.700	2/1/2007	1/1/2037	1,414.51	1,414.51	6/1/2007	198,400.00	197,683.66
1431	Florida	33351	Owner Occupied	Single Family	360	355	100.00	100.00	11.075	2/1/2007	1/1/2037	475.17	475.17	6/1/2007	49,600.00	49,511.37
1432	Florida	32208	Owner Occupied	Single Family	360	355	75.00	75.00	9.350	2/1/2007	1/1/2037	943.96	943.96	6/1/2007	120,000.00	119,954.50
1433	California	94110	Owner Occupied	Single Family	360	355	80.00	80.00	6.850	2/1/2007	1/1/2037	3,736.66	3,736.66	6/1/2007	612,000.00	610,770.24
1434	Utah	84088	Owner Occupied	Single Family	360	354	70.00	70.00	6.250	1/1/2007	12/1/2036	1,185.26	1,185.26	6/1/2007	192,500.00	189,778.05
1435	New York	11435	Owner Occupied	2 Family	360	356	80.00	100.00	7.990	3/1/2007	2/1/2037	3,463.01	3,463.01	6/1/2007	510,400.00	510,139.01
1436	Connecticut	06112	Owner Occupied	Single Family	360	355	51.35	51.36	6.400	2/1/2007	1/1/2037	549.43	549.43	6/1/2007	95,000.00	94,679.41
1437	Florida	32703	Owner Occupied	Single Family	360	355	80.00	100.00	8.150	2/1/2007	1/1/2037	984.09	984.09	6/1/2007	142,400.00	142,313.13
1438	Virginia	22191	Owner Occupied	Single Family	360	355	87.30	87.30	6.800	2/1/2007	1/1/2037	1,894.16	1,894.16	6/1/2007	323,000.00	322,677.22
1439	Florida	33068	Owner Occupied	Single Family	360	355	90.00	90.00	7.900	2/1/2007	1/1/2037	1,420.07	1,420.07	6/1/2007	211,500.00	211,359.68
1440	New Jersey	08081	Owner Occupied	Single Family	360	355	100.00	100.00	8.750	2/1/2007	1/1/2037	1,624.95	1,624.95	6/1/2007	220,000.00	219,181.33

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
1441	Florida	32703	Owner Occupied	Single Family	360	355	100.00	100.00	11.475	2/1/2007	1/1/2037	351.86	351.86	6/1/2007	35,600.00	35,541.59
1442	Florida	32839	Owner Occupied	Single Family	360	355	68.22	68.22	6.400	2/1/2007	1/1/2037	1,017.89	1,017.89	6/1/2007	176,000.00	175,599.52
1443	Tennessee	37909	Owner Occupied	Single Family	360	355	75.00	75.00	9.500	2/1/2007	1/1/2037	819.83	819.83	6/1/2007	97,500.00	97,256.41
1444	Wisconsin	53210	Owner Occupied	2 Family	360	355	81.74	81.74	7.600	2/1/2007	1/1/2037	625.54	625.54	6/1/2007	94,000.00	93,847.04
1445	Alabama	36207	Owner Occupied	Single Family	360	355	95.00	95.00	8.800	2/1/2007	1/1/2037	863.37	863.37	6/1/2007	109,250.00	108,896.95
1446	New York	11435	Owner Occupied	2 Family	360	356	100.00	100.00	11.075	3/1/2007	2/1/2037	1,222.40	1,222.40	6/1/2007	127,600.00	127,418.47
1447	Illinois	60660	Owner Occupied	Condominium	360	355	90.00	90.00	7.600	2/1/2007	1/1/2037	2,455.59	2,455.59	6/1/2007	369,000.00	368,399.49
1448	Texas	77584	Owner Occupied	Single Family	360	354	80.00	100.00	6.900	1/1/2007	12/1/2036	1,000.45	1,000.45	6/1/2007	168,413.00	168,217.75
1449	Texas	77584	Owner Occupied	Single Family	360	354	100.00	100.00	10.425	1/1/2007	12/1/2036	382.77	382.77	6/1/2007	42,103.00	41,998.75
1450	Hawaii	96701	Owner Occupied	Condominium	360	355	100.00	100.00	8.400	2/1/2007	1/1/2037	3,020.97	3,020.97	6/1/2007	425,000.00	424,505.07
1451	Minnesota	55014	Owner Occupied	Single Family	360	355	80.00	100.00	7.400	2/1/2007	1/1/2037	1,661.71	1,661.71	6/1/2007	240,000.00	239,080.18
1452	Massachusetts	02190	Owner Occupied	Single Family	360	356	90.00	90.00	7.800	3/1/2007	2/1/2037	2,837.73	2,837.73	6/1/2007	394,200.00	393,087.49
1453	California	93543	Owner Occupied	Single Family	360	355	95.00	95.00	9.250	2/1/2007	1/1/2037	3,243.40	3,243.40	6/1/2007	394,250.00	393,212.18
1454	California	92592	Owner Occupied	Single Family	360	355	100.00	100.00	11.475	2/1/2007	1/1/2037	354.83	354.83	6/1/2007	35,900.00	35,841.20
1455	California	93727	Investor	Single Family	360	355	90.00	90.00	7.200	2/1/2007	1/1/2037	1,674.30	1,674.30	6/1/2007	263,250.00	262,768.85
1456	New York	11420	Owner Occupied	2 Family	360	354	80.00	100.00	7.990	1/1/2007	12/1/2036	3,473.86	3,473.86	6/1/2007	512,000.00	511,604.71
1457	New York	11420	Owner Occupied	2 Family	360	354	100.00	100.00	11.500	1/1/2007	12/1/2036	1,267.57	1,267.57	6/1/2007	128,000.00	127,748.63
1458	Oregon	97006	Owner Occupied	Single Family	360	355	100.00	100.00	7.750	2/1/2007	1/1/2037	1,596.47	1,596.47	6/1/2007	242,000.00	241,830.05
1459	Maryland	20743	Owner Occupied	Single Family	360	355	84.48	84.49	8.650	2/1/2007	1/1/2037	1,790.10	1,790.10	6/1/2007	245,000.00	244,876.98
1460	Florida	32922	Investor	2 Family	360	355	89.34	89.34	7.800	2/1/2007	1/1/2037	826.62	826.62	6/1/2007	121,500.00	121,313.24
1461	Florida	33177	Owner Occupied	Single Family	360	355	80.00	100.00	6.950	2/1/2007	1/1/2037	1,436.33	1,436.33	6/1/2007	248,000.00	248,000.00
1462	District of Columbia	20012	Owner Occupied	Single Family	360	355	80.00	100.00	6.000	2/1/2007	1/1/2037	3,200.54	3,200.54	6/1/2007	608,000.00	607,189.24
1463	Florida	33177	Owner Occupied	Single Family	360	355	100.00	100.00	9.950	2/1/2007	1/1/2037	541.80	541.80	6/1/2007	62,000.00	61,859.09
1464	Minnesota	55804	Owner Occupied	Single Family	360	355	80.00	100.00	7.850	2/1/2007	1/1/2037	1,014.62	1,014.62	6/1/2007	152,000.00	151,897.23
1465	Missouri	64029	Owner Occupied	Single Family	360	355	94.87	94.88	7.500	2/1/2007	1/1/2037	776.13	776.13	6/1/2007	111,000.00	110,582.93
1466	Colorado	80110	Owner Occupied	Single Family	360	355	80.00	100.00	7.250	2/1/2007	1/1/2037	1,086.02	1,086.02	6/1/2007	159,200.00	158,390.69
1467	Minnesota	55804	Owner Occupied	Single Family	360	355	100.00	100.00	10.550	2/1/2007	1/1/2037	349.02	349.02	6/1/2007	38,000.00	37,923.99
1468	Colorado	80110	Owner Occupied	Single Family	360	355	100.00	100.00	11.475	2/1/2007	1/1/2037	393.38	393.38	6/1/2007	39,800.00	39,712.82
1469	California	95991	Owner Occupied	Single Family	360	355	68.00	68.00	7.850	2/1/2007	1/1/2037	1,106.70	1,106.70	6/1/2007	153,000.00	152,463.91
1470	District of Columbia	20012	Owner Occupied	Single Family	360	355	100.00	100.00	9.750	2/1/2007	1/1/2037	1,305.91	1,305.91	6/1/2007	152,000.00	151,639.64
1471	Pennsylvania	19311	Owner Occupied	Single Family	360	356	75.86	75.87	7.300	3/1/2007	2/1/2037	754.13	754.13	6/1/2007	110,000.00	109,657.04
1472	Illinois	60647	Owner Occupied	2 Family	360	355	80.00	80.00	9.650	2/1/2007	1/1/2037	2,575.90	2,575.90	6/1/2007	302,400.00	301,667.82
1473	Florida	34653	Owner Occupied	Single Family	360	355	95.00	95.00	7.950	2/1/2007	1/1/2037	1,007.28	1,007.28	6/1/2007	149,150.00	149,052.92
1474	Missouri	64063	Owner Occupied	Single Family	360	355	80.00	100.00	7.200	2/1/2007	1/1/2037	776.53	776.53	6/1/2007	114,400.00	113,943.92
1475	Illinois	60085	Owner Occupied	Single Family	360	356	75.00	75.00	8.350	3/1/2007	2/1/2037	1,478.70	1,478.70	6/1/2007	195,000.00	194,507.58
1476	Colorado	80014	Owner Occupied	Single Family	360	355	80.00	100.00	7.650	2/1/2007	1/1/2037	912.66	912.66	6/1/2007	140,000.00	139,897.90
1477	Florida	32141	Owner Occupied	Single Family	360	355	81.90	81.91	6.750	2/1/2007	1/1/2037	1,002.12	1,002.12	6/1/2007	172,000.00	171,519.85
1478	Illinois	61108	Owner Occupied	Single Family	180	175	89.01	89.02	8.750	2/1/2007	1/1/2022	1,619.11	1,619.11	6/1/2007	162,000.00	159,778.54
1479	Missouri	64063	Owner Occupied	Single Family	360	355	100.00	100.00	12.325	2/1/2007	1/1/2037	301.36	301.36	6/1/2007	28,600.00	28,561.15
1480	Texas	77396	Owner Occupied	Single Family	360	355	80.00	80.00	9.300	2/1/2007	1/1/2037	998.17	998.17	6/1/2007	120,800.00	120,485.32

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
1481	Florida	33810	Owner Occupied	Single Family	360	355	80.00	100.00	6.950	2/1/2007	1/1/2037	1,133.25	1,133.25	6/1/2007	171,200.00	170,483.16
1482	Colorado	80014	Owner Occupied	Single Family	360	355	100.00	100.00	12.575	2/1/2007	1/1/2037	375.58	375.58	6/1/2007	35,000.00	34,955.03
1483	California	91335	Owner Occupied	Single Family	360	355	80.00	100.00	6.850	2/1/2007	1/1/2037	3,069.21	3,069.21	6/1/2007	520,000.00	519,489.83
1484	California	91335	Owner Occupied	Single Family	360	355	100.00	100.00	10.300	2/1/2007	1/1/2037	1,169.77	1,169.77	6/1/2007	130,000.00	129,725.64
1485	Florida	33810	Owner Occupied	Single Family	120	115	100.00	100.00	10.300	2/1/2007	1/1/2017	572.74	572.74	6/1/2007	42,800.00	41,755.35
1486	Illinois	61607	Owner Occupied	Single Family	360	356	80.00	80.00	9.950	3/1/2007	2/1/2037	541.12	541.12	6/1/2007	64,800.00	64,784.53
1487	New Jersey	07882	Owner Occupied	Single Family	360	356	70.50	70.50	9.450	3/1/2007	2/1/2037	1,770.70	1,770.70	6/1/2007	211,500.00	211,074.45
1488	Maryland	21703	Owner Occupied	Single Family	360	355	74.00	74.00	7.200	2/1/2007	1/1/2037	1,141.53	1,141.53	6/1/2007	185,000.00	184,840.45
1489	Nevada	89015	Owner Occupied	Single Family	360	355	95.00	95.00	8.300	2/1/2007	1/1/2037	1,465.74	1,465.74	6/1/2007	208,525.00	208,399.63
1490	Oregon	97203	Owner Occupied	Single Family	360	355	94.40	94.41	8.500	2/1/2007	1/1/2037	1,817.69	1,817.69	6/1/2007	252,900.00	252,766.54
1491	New Mexico	87105	Owner Occupied	Single Family	360	355	80.00	100.00	8.000	2/1/2007	1/1/2037	880.00	880.00	6/1/2007	132,000.00	132,000.00
1492	New Mexico	87105	Owner Occupied	Single Family	360	355	100.00	100.00	10.550	2/1/2007	1/1/2037	303.10	303.10	6/1/2007	33,000.00	32,933.98
1493	Illinois	60046	Owner Occupied	Single Family	360	356	80.00	100.00	7.500	3/1/2007	2/1/2037	1,040.43	1,040.43	6/1/2007	148,800.00	148,354.13
1494	Arizona	85040	Owner Occupied	Single Family	360	355	80.00	100.00	6.950	2/1/2007	1/1/2037	741.35	741.35	6/1/2007	124,000.00	123,882.73
1495	Delaware	19977	Owner Occupied	Single Family	360	356	80.00	100.00	7.250	3/1/2007	2/1/2037	1,117.61	1,117.61	6/1/2007	180,000.00	179,878.47
1496	Florida	33971	Owner Occupied	Single Family	360	355	67.06	67.06	6.400	2/1/2007	1/1/2037	713.08	713.08	6/1/2007	114,000.00	113,468.97
1497	Florida	33527	Owner Occupied	Single Family	360	355	80.00	80.00	8.650	2/1/2007	1/1/2037	759.88	759.88	6/1/2007	104,000.00	103,948.19
1498	Arizona	85040	Owner Occupied	Single Family	360	355	100.00	100.00	10.025	2/1/2007	1/1/2037	272.62	272.62	6/1/2007	31,000.00	30,930.65
1499	Maryland	21236	Owner Occupied	Single Family	360	355	87.27	87.27	7.900	2/1/2007	1/1/2037	1,564.43	1,564.43	6/1/2007	233,000.00	232,845.42
1500	Florida	33025	Owner Occupied	Single Family	360	355	80.00	80.00	9.900	2/1/2007	1/1/2037	2,557.55	2,557.55	6/1/2007	304,000.00	303,748.09
1501	Florida	33709	Owner Occupied	Single Family	360	355	80.00	100.00	6.950	2/1/2007	1/1/2037	1,224.43	1,224.43	6/1/2007	204,800.00	204,606.28
1502	Florida	33020	Owner Occupied	Single Family	360	355	100.00	100.00	9.990	2/1/2007	1/1/2037	2,682.54	2,682.54	6/1/2007	320,000.00	319,905.74
1503	Illinois	60046	Owner Occupied	Single Family	360	356	100.00	100.00	11.075	3/1/2007	2/1/2037	356.37	356.37	6/1/2007	37,200.00	37,147.09
1504	Tennessee	37211	Owner Occupied	Single Family	360	355	80.00	100.00	8.800	2/1/2007	1/1/2037	1,833.44	1,833.44	6/1/2007	232,000.00	231,329.71
1505	Florida	33709	Owner Occupied	Single Family	120	115	100.00	100.00	12.325	2/1/2007	1/1/2017	744.22	744.22	6/1/2007	51,200.00	50,085.58
1506	Florida	34607	Owner Occupied	Single Family	360	356	52.63	52.64	6.900	3/1/2007	2/1/2037	921.27	921.27	6/1/2007	150,000.00	149,756.85
1507	Massachusetts	02072	Owner Occupied	Single Family	360	355	63.38	63.39	5.650	2/1/2007	1/1/2037	1,183.53	1,183.53	6/1/2007	225,000.00	224,373.34
1508	Tennessee	37211	Owner Occupied	Single Family	360	355	100.00	100.00	11.275	2/1/2007	1/1/2037	564.43	564.43	6/1/2007	58,000.00	57,900.80
1509	Tennessee	37917	Owner Occupied	Single Family	360	355	85.00	85.00	8.320	2/1/2007	1/1/2037	556.90	556.90	6/1/2007	79,050.00	79,005.09
1510	New York	11554	Owner Occupied	Single Family	360	356	42.50	42.50	8.250	3/1/2007	2/1/2037	1,915.73	1,915.73	6/1/2007	255,000.00	254,342.85
1511	Arizona	85035	Owner Occupied	Single Family	360	355	90.00	90.00	7.200	2/1/2007	1/1/2037	1,259.30	1,259.30	6/1/2007	198,000.00	197,637.83
1512	Texas	75067	Owner Occupied	Single Family	360	355	99.52	99.52	9.990	2/1/2007	1/1/2037	282.34	282.34	6/1/2007	32,200.00	32,053.16
1513	California	95817	Owner Occupied	Single Family	360	355	90.00	90.00	6.250	2/1/2007	1/1/2037	1,776.56	1,776.56	6/1/2007	341,100.00	341,100.00
1514	California	93651	Owner Occupied	Single Family	360	355	69.44	69.45	6.900	2/1/2007	1/1/2037	1,646.50	1,646.50	6/1/2007	250,000.00	248,942.91
1515	Florida	32097	Owner Occupied	Single Family	360	355	80.00	100.00	7.500	2/1/2007	1/1/2037	840.00	839.63	6/1/2007	134,400.00	134,340.00
1516	Florida	32097	Owner Occupied	Single Family	360	355	100.00	100.00	10.300	2/1/2007	1/1/2037	302.34	302.34	6/1/2007	33,600.00	33,480.61
1517	Maryland	21045	Owner Occupied	Single Family	360	356	48.49	48.50	7.950	3/1/2007	2/1/2037	1,292.60	1,292.60	6/1/2007	177,000.00	176,515.31
1518	Florida	33781	Owner Occupied	Single Family	360	355	80.00	100.00	7.250	2/1/2007	1/1/2037	968.60	968.60	6/1/2007	156,000.00	155,867.90
1519	Iowa	50109	Owner Occupied	Single Family	360	356	85.00	85.00	9.990	3/1/2007	2/1/2037	968.90	968.90	6/1/2007	110,500.00	110,301.58
1520	South Carolina	29414	Owner Occupied	Single Family	360	356	75.00	75.00	10.850	3/1/2007	2/1/2037	1,714.98	1,714.98	6/1/2007	182,250.00	181,977.79

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
1521	North Carolina	27909	Owner Occupied	Single Family	360	355	90.00	100.00	10.050	2/1/2007	1/1/2037	913.64	913.64	6/1/2007	107,100.00	107,015.20
1522	Illinois	60612	Owner Occupied	Single Family	360	355	80.00	80.00	7.850	2/1/2007	1/1/2037	1,762.24	1,762.24	6/1/2007	264,000.00	263,821.48
1523	Florida	33161	Investor	Single Family	360	354	80.19	80.19	6.350	1/1/2007	12/1/2036	1,322.25	1,322.25	6/1/2007	212,500.00	211,297.56
1524	Florida	32177	Owner Occupied	Single Family	360	355	90.00	90.00	8.250	2/1/2007	1/1/2037	848.40	848.40	6/1/2007	118,800.00	118,639.55
1525	Missouri	64055	Owner Occupied	Single Family	360	355	85.00	100.00	9.550	2/1/2007	1/1/2037	1,040.85	1,040.85	6/1/2007	123,250.00	122,945.26
1526	Wisconsin	53210	Owner Occupied	2 Family	360	355	100.00	100.00	11.075	2/1/2007	1/1/2037	310.39	310.39	6/1/2007	32,400.00	32,342.12
1527	New Jersey	08065	Owner Occupied	Single Family	360	355	75.00	75.00	10.200	2/1/2007	1/1/2037	1,427.05	1,427.05	6/1/2007	165,000.00	164,875.14
1528	Wisconsin	53086	Owner Occupied	Single Family	360	355	80.00	100.00	8.350	2/1/2007	1/1/2037	1,026.36	1,026.36	6/1/2007	145,200.00	145,118.83
1529	Maryland	20772	Owner Occupied	Single Family	360	355	62.50	62.50	6.050	2/1/2007	1/1/2037	968.98	968.98	6/1/2007	175,000.00	174,562.16
1530	Florida	33781	Owner Occupied	Single Family	360	355	100.00	100.00	10.525	2/1/2007	1/1/2037	357.48	357.48	6/1/2007	39,000.00	38,921.54
1531	Florida	34769	Owner Occupied	Single Family	360	355	95.00	95.00	7.250	2/1/2007	1/1/2037	1,297.67	1,297.67	6/1/2007	209,000.00	208,823.07
1532	Wisconsin	53208	Investor	2 Family	360	355	75.00	75.00	10.150	2/1/2007	1/1/2037	613.19	613.19	6/1/2007	69,000.00	68,849.64
1533	California	93901	Owner Occupied	Single Family	360	355	80.00	100.00	6.650	2/1/2007	1/1/2037	2,224.27	2,224.27	6/1/2007	386,800.00	386,391.74
1534	New Jersey	07522	Investor	Single Family	360	355	90.00	90.00	8.800	2/1/2007	1/1/2037	1,088.64	1,088.64	6/1/2007	144,000.00	143,834.39
1535	Washington	98022	Owner Occupied	Single Family	360	355	80.00	100.00	7.100	2/1/2007	1/1/2037	1,247.96	1,247.96	6/1/2007	204,800.00	204,616.71
1536	Maryland	20785	Investor	Single Family	360	355	80.00	80.00	7.400	2/1/2007	1/1/2037	1,619.16	1,619.16	6/1/2007	256,000.00	255,795.02
1537	California	92407	Owner Occupied	Single Family	360	355	55.93	55.93	10.450	2/1/2007	1/1/2037	2,189.13	2,189.13	6/1/2007	250,000.00	249,938.71
1538	Illinois	60411	Owner Occupied	Single Family	360	355	95.00	95.00	7.300	2/1/2007	1/1/2037	536.66	536.66	6/1/2007	78,280.00	77,974.02
1539	Pennsylvania	19446	Owner Occupied	Single Family	360	355	73.06	73.07	7.990	2/1/2007	1/1/2037	1,590.76	1,590.76	6/1/2007	217,000.00	216,260.71
1540	West Virginia	26554	Owner Occupied	Single Family	360	355	95.00	95.00	7.950	2/1/2007	1/1/2037	1,789.92	1,789.92	6/1/2007	245,100.00	244,258.26
1541	Wisconsin	53086	Owner Occupied	Single Family	360	355	100.00	100.00	10.300	2/1/2007	1/1/2037	326.63	326.63	6/1/2007	36,300.00	36,223.42
1542	California	95672	Investor	Single Family	360	355	90.00	95.00	7.700	2/1/2007	1/1/2037	4,544.66	4,544.66	6/1/2007	693,000.00	692,493.94
1543	California	93901	Owner Occupied	Single Family	360	355	100.00	100.00	11.475	2/1/2007	1/1/2037	955.77	955.77	6/1/2007	96,700.00	96,541.62
1544	California	95672	Investor	Single Family	360	355	95.00	95.00	12.750	2/1/2007	1/1/2037	418.38	418.38	6/1/2007	38,500.00	38,451.95
1545	Virginia	24019	Owner Occupied	Single Family	360	355	100.00	100.00	8.250	2/1/2007	1/1/2037	3,096.04	3,096.04	6/1/2007	442,950.00	442,692.69
1546	Arizona	85008	Owner Occupied	Single Family	360	355	80.00	80.00	8.350	2/1/2007	1/1/2037	1,272.35	1,272.35	6/1/2007	180,000.00	179,899.35
1547	Illinois	60041	Owner Occupied	Single Family	360	355	80.00	100.00	8.200	2/1/2007	1/1/2037	1,312.19	1,312.19	6/1/2007	188,800.00	188,688.19
1548	New Jersey	07054	Owner Occupied	Single Family	360	355	80.00	80.00	5.900	2/1/2007	1/1/2037	2,433.80	2,433.80	6/1/2007	448,000.00	446,694.17
1549	Utah	84078	Owner Occupied	Single Family	360	355	80.00	100.00	6.700	2/1/2007	1/1/2037	1,445.42	1,445.42	6/1/2007	224,000.00	223,012.54
1550	Illinois	60041	Owner Occupied	Single Family	360	355	100.00	100.00	12.600	2/1/2007	1/1/2037	507.41	507.41	6/1/2007	47,200.00	47,139.70
1551	Illinois	60503	Owner Occupied	Condominium	360	355	95.00	95.00	7.900	2/1/2007	1/1/2037	1,298.07	1,298.07	6/1/2007	178,600.00	177,980.46
1552	Utah	84078	Owner Occupied	Single Family	360	355	100.00	100.00	10.300	2/1/2007	1/1/2037	503.90	503.90	6/1/2007	56,000.00	55,883.88
1553	Florida	34668	Owner Occupied	Single Family	360	355	80.00	100.00	8.990	2/1/2007	1/1/2037	868.22	868.22	6/1/2007	108,000.00	107,699.94
1554	Arizona	85306	Owner Occupied	Single Family	360	355	59.41	59.41	9.950	2/1/2007	1/1/2037	1,048.65	1,048.65	6/1/2007	120,000.00	119,727.27
1555	Nevada	89031	Owner Occupied	Single Family	360	355	90.00	90.00	8.400	2/1/2007	1/1/2037	1,701.69	1,701.69	6/1/2007	239,400.00	239,161.03
1556	Colorado	80918	Owner Occupied	Single Family	360	355	80.00	100.00	6.990	2/1/2007	1/1/2037	1,262.80	1,262.80	6/1/2007	190,000.00	189,139.26
1557	Florida	33167	Owner Occupied	Single Family	360	355	80.00	100.00	6.700	2/1/2007	1/1/2037	1,135.69	1,135.69	6/1/2007	176,000.00	175,226.29
1558	Massachusetts	02360	Owner Occupied	Single Family	360	355	100.00	100.00	7.990	2/1/2007	1/1/2037	1,993.39	1,993.39	6/1/2007	287,000.00	286,582.22
1559	Florida	33167	Owner Occupied	Single Family	360	355	100.00	100.00	10.270	2/1/2007	1/1/2037	394.94	394.94	6/1/2007	44,000.00	43,906.55
1560	Florida	33407	Owner Occupied	Single Family	360	355	85.00	100.00	7.370	2/1/2007	1/1/2037	974.86	974.86	6/1/2007	154,700.00	154,574.75

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
1561	Florida	32073	Owner Occupied	Single Family	360	355	85.00	85.00	7.100	2/1/2007	1/1/2037	932.31	932.31	6/1/2007	153,000.00	152,863.09
1562	California	95136	Owner Occupied	Single Family	360	355	87.38	87.38	5.900	2/1/2007	1/1/2037	2,335.63	2,335.63	6/1/2007	450,000.00	449,377.14
1563	California	92507	Owner Occupied	Single Family	360	355	73.72	73.73	6.900	2/1/2007	1/1/2037	1,774.98	1,774.98	6/1/2007	289,000.00	288,029.38
1564	Maryland	21218	Owner Occupied	Single Family	360	355	90.00	98.66	8.900	2/1/2007	1/1/2037	795.92	795.92	6/1/2007	99,810.00	99,527.53
1565	Florida	32526	Owner Occupied	Single Family	360	355	84.91	84.91	9.400	2/1/2007	1/1/2037	722.06	722.06	6/1/2007	90,000.00	89,913.36
1566	Washington	99148	Owner Occupied	Single Family	360	355	62.00	62.00	7.990	2/1/2007	1/1/2037	1,590.76	1,590.76	6/1/2007	217,000.00	216,260.71
1567	Arizona	85033	Owner Occupied	Single Family	360	355	88.89	88.89	7.950	2/1/2007	1/1/2037	1,242.64	1,242.64	6/1/2007	184,000.00	183,880.23
1568	Maryland	20774	Owner Occupied	Single Family	360	355	80.00	100.00	7.500	2/1/2007	1/1/2037	2,135.82	2,135.82	6/1/2007	333,600.00	333,340.28
1569	Florida	34668	Owner Occupied	Single Family	360	355	100.00	100.00	11.275	2/1/2007	1/1/2037	262.75	262.75	6/1/2007	27,000.00	26,953.83
1570	Georgia	30094	Owner Occupied	Single Family	360	355	90.00	95.00	7.500	2/1/2007	1/1/2037	2,160.79	2,160.79	6/1/2007	337,500.00	337,239.69
1571	Georgia	30044	Owner Occupied	Single Family	360	355	90.00	90.00	9.090	2/1/2007	1/1/2037	1,190.79	1,190.79	6/1/2007	153,000.00	152,838.50
1572	Florida	32811	Investor	Single Family	360	356	90.00	90.00	9.100	3/1/2007	2/1/2037	935.23	935.23	6/1/2007	115,200.00	114,921.05
1573	Maryland	20748	Owner Occupied	Single Family	360	355	80.00	100.00	7.350	2/1/2007	1/1/2037	1,460.62	1,460.62	6/1/2007	212,000.00	211,179.41
1574	Massachusetts	01201	Owner Occupied	Single Family	360	356	80.00	100.00	7.650	3/1/2007	2/1/2037	874.12	874.12	6/1/2007	123,200.00	122,841.71
1575	Virginia	20170	Owner Occupied	Single Family	360	355	90.00	90.00	6.800	2/1/2007	1/1/2037	2,043.02	2,043.02	6/1/2007	336,600.00	335,907.03
1576	Maryland	20774	Owner Occupied	Single Family	360	355	100.00	100.00	11.475	2/1/2007	1/1/2037	824.31	824.31	6/1/2007	83,400.00	83,260.62
1577	Georgia	30032	Owner Occupied	Single Family	360	355	95.00	95.00	7.500	2/1/2007	1/1/2037	912.33	912.33	6/1/2007	142,500.00	142,390.12
1578	Florida	34606	Investor	Single Family	360	355	82.50	82.50	7.550	2/1/2007	1/1/2037	695.62	695.62	6/1/2007	99,000.00	98,631.68
1579	Massachusetts	01201	Owner Occupied	Single Family	360	356	100.00	100.00	10.550	3/1/2007	2/1/2037	282.89	282.89	6/1/2007	30,800.00	30,750.93
1580	Colorado	80918	Owner Occupied	Single Family	360	356	85.00	100.00	6.150	3/1/2007	2/1/2037	831.55	831.55	6/1/2007	154,700.00	154,543.96
1581	Illinois	61008	Owner Occupied	Single Family	360	355	80.00	80.00	7.400	2/1/2007	1/1/2037	803.16	803.16	6/1/2007	116,000.00	115,555.42
1582	Michigan	49508	Investor	Condominium	360	356	78.26	78.27	10.100	3/1/2007	2/1/2037	796.47	796.47	6/1/2007	90,000.00	89,831.73
1583	Washington	98001	Owner Occupied	Single Family	360	355	90.00	90.00	6.450	2/1/2007	1/1/2037	1,372.12	1,372.12	6/1/2007	235,800.00	235,270.88
1584	Florida	34769	Owner Occupied	Single Family	360	355	80.00	80.00	7.500	2/1/2007	1/1/2037	1,753.10	1,753.10	6/1/2007	266,400.00	265,953.97
1585	Maryland	21133	Owner Occupied	Single Family	360	355	89.06	89.07	7.250	2/1/2007	1/1/2037	1,823.06	1,823.06	6/1/2007	285,000.00	284,473.41
1586	Florida	33326	Owner Occupied	Single Family	360	355	80.00	100.00	8.500	2/1/2007	1/1/2037	2,399.01	2,399.01	6/1/2007	312,000.00	311,041.46
1587	Florida	33326	Owner Occupied	Single Family	360	355	100.00	100.00	11.250	2/1/2007	1/1/2037	757.58	757.58	6/1/2007	78,000.00	77,865.85
1588	Maryland	21755	Owner Occupied	Single Family	360	355	90.00	90.00	8.650	2/1/2007	1/1/2037	2,465.96	2,465.96	6/1/2007	337,500.00	337,331.85
1589	Massachusetts	33068	Investor	Single Family	360	355	78.57	78.58	9.360	2/1/2007	1/1/2037	1,732.37	1,732.37	6/1/2007	220,000.00	219,916.85
1590	Georgia	30157	Owner Occupied	Single Family	360	355	85.00	85.00	7.250	2/1/2007	1/1/2037	1,101.71	1,101.71	6/1/2007	161,500.00	160,799.20
1591	Hawaii	96786	Owner Occupied	Single Family	360	355	95.00	95.00	7.350	2/1/2007	1/1/2037	3,314.37	3,314.37	6/1/2007	527,250.00	526,819.96
1592	Georgia	30281	Owner Occupied	Single Family	360	355	80.00	100.00	6.990	2/1/2007	1/1/2037	643.36	643.36	6/1/2007	96,800.00	96,397.74
1593	Georgia	30281	Owner Occupied	Single Family	180	175	100.00	100.00	10.990	2/1/2007	1/1/2022	274.90	274.90	6/1/2007	24,200.00	23,928.72
1594	Maryland	21060	Owner Occupied	Single Family	360	355	80.00	100.00	8.450	2/1/2007	1/1/2037	1,263.72	1,263.72	6/1/2007	176,800.00	176,704.90
1595	Virginia	23664	Owner Occupied	Single Family	360	355	62.68	62.68	9.450	2/1/2007	1/1/2037	920.93	920.93	6/1/2007	110,000.00	109,638.69
1596	California	91350	Owner Occupied	Single Family	360	355	90.00	90.00	5.650	2/1/2007	1/1/2037	3,029.85	3,029.85	6/1/2007	576,000.00	574,395.71
1597	California	93250	Owner Occupied	Single Family	360	355	80.00	100.00	6.400	2/1/2007	1/1/2037	675.55	675.55	6/1/2007	108,000.00	107,496.92
1598	California	93250	Owner Occupied	Single Family	360	355	100.00	100.00	10.300	2/1/2007	1/1/2037	242.95	242.95	6/1/2007	27,000.00	26,940.98
1599	Maryland	21060	Owner Occupied	Single Family	360	355	100.00	100.00	11.750	2/1/2007	1/1/2037	446.16	446.16	6/1/2007	44,200.00	44,131.84
1600	Florida	32825	Owner Occupied	Single Family	360	355	56.28	56.28	9.780	2/1/2007	1/1/2037	1,006.60	1,006.60	6/1/2007	121,000.00	120,896.08

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
1601	Georgia	30094	Owner Occupied	Single Family	180	175	95.00	95.00	12.850	2/1/2007	1/1/2022	235.39	235.39	6/1/2007	18,750.00	18,573.21
1602	Arizona	85710	Owner Occupied	Single Family	360	355	85.00	85.00	9.250	2/1/2007	1/1/2037	1,478.54	1,478.54	6/1/2007	187,000.00	186,811.70
1603	Florida	33407	Owner Occupied	Single Family	360	355	100.00	100.00	12.325	2/1/2007	1/1/2037	287.66	287.66	6/1/2007	27,300.00	27,262.91
1604	New York	11767	Owner Occupied	Single Family	360	355	90.00	90.00	6.200	2/1/2007	1/1/2037	2,142.84	2,142.84	6/1/2007	395,910.00	395,418.43
1605	California	94605	Owner Occupied	Single Family	360	355	100.00	100.00	11.990	2/1/2007	1/1/2037	1,017.56	1,017.56	6/1/2007	99,000.00	98,855.22
1606	Washington	98188	Owner Occupied	Single Family	360	355	85.00	85.00	9.500	2/1/2007	1/1/2037	2,389.73	2,389.73	6/1/2007	299,200.00	299,091.91
1607	Florida	33713	Owner Occupied	Single Family	360	355	90.00	100.00	7.350	2/1/2007	1/1/2037	837.31	837.31	6/1/2007	133,200.00	133,091.38
1608	Hawaii	96797	Owner Occupied	Single Family	360	355	80.00	100.00	7.950	2/1/2007	1/1/2037	3,351.76	3,351.76	6/1/2007	496,300.00	495,976.89
1609	Pennsylvania	18330	Owner Occupied	Single Family	360	355	70.00	70.00	11.950	2/1/2007	1/1/2037	1,255.34	1,255.34	6/1/2007	122,500.00	122,319.22
1610	Florida	33186	Owner Occupied	Single Family	360	355	80.00	100.00	6.250	2/1/2007	1/1/2037	1,373.33	1,373.33	6/1/2007	252,000.00	251,692.65
1611	Florida	33186	Owner Occupied	Single Family	360	355	100.00	100.00	11.115	2/1/2007	1/1/2037	605.44	605.44	6/1/2007	63,000.00	62,888.43
1612	California	92553	Owner Occupied	Single Family	360	355	80.00	95.00	6.600	2/1/2007	1/1/2037	1,919.44	1,919.44	6/1/2007	336,000.00	335,585.47
1613	Hawaii	96797	Owner Occupied	Single Family	360	355	100.00	100.00	11.275	2/1/2007	1/1/2037	1,207.45	1,207.45	6/1/2007	124,075.00	123,862.74
1614	California	92553	Owner Occupied	Single Family	360	355	95.00	95.00	12.325	2/1/2007	1/1/2037	663.83	663.83	6/1/2007	63,000.00	62,882.94
1615	Virginia	23669	Owner Occupied	Single Family	360	355	74.46	74.47	6.990	2/1/2007	1/1/2037	642.43	642.43	6/1/2007	103,500.00	103,299.98
1616	Maryland	20748	Owner Occupied	Single Family	360	355	100.00	100.00	10.425	2/1/2007	1/1/2037	481.84	481.84	6/1/2007	53,000.00	52,891.53
1617	Florida	33813	Owner Occupied	Single Family	360	355	80.00	100.00	5.700	2/1/2007	1/1/2037	1,069.27	1,069.27	6/1/2007	212,000.00	211,685.68
1618	Florida	33071	Owner Occupied	Single Family	360	355	85.00	85.00	5.930	2/1/2007	1/1/2037	1,993.22	1,993.22	6/1/2007	365,500.00	364,555.50
1619	Illinois	60707	Owner Occupied	2 Family	360	355	80.00	100.00	7.850	2/1/2007	1/1/2037	2,029.24	2,029.24	6/1/2007	304,000.00	303,794.46
1620	North Carolina	28212	Owner Occupied	Single Family	360	355	95.00	95.00	7.990	2/1/2007	1/1/2037	1,107.30	1,107.30	6/1/2007	151,050.00	150,535.39
1621	Illinois	60707	Owner Occupied	2 Family	360	355	100.00	100.00	11.500	2/1/2007	1/1/2037	752.62	752.62	6/1/2007	76,000.00	75,876.22
1622	Massachusetts	01960	Owner Occupied	Single Family	360	356	42.86	42.86	11.750	3/1/2007	2/1/2037	1,514.11	1,514.11	6/1/2007	150,000.00	149,815.88
1623	North Carolina	27893	Owner Occupied	Single Family	360	355	70.00	70.00	10.500	2/1/2007	1/1/2037	503.82	503.82	6/1/2007	56,700.00	56,660.85
1624	Maryland	20735	Owner Occupied	Single Family	360	355	80.00	100.00	8.300	2/1/2007	1/1/2037	2,361.77	2,361.77	6/1/2007	336,000.00	335,808.52
1625	Illinois	60402	Owner Occupied	2 Family	360	355	80.00	100.00	8.250	2/1/2007	1/1/2037	2,181.68	2,181.68	6/1/2007	290,400.00	289,461.28
1626	Texas	76208	Owner Occupied	Single Family	360	355	84.70	84.70	6.800	2/1/2007	1/1/2037	1,281.03	1,281.03	6/1/2007	196,500.00	195,652.81
1627	New York	12959	Owner Occupied	Single Family	360	356	90.00	98.17	9.900	3/1/2007	2/1/2037	767.51	767.51	6/1/2007	88,200.00	88,038.58
1628	Illinois	60402	Owner Occupied	2 Family	360	355	100.00	100.00	11.850	2/1/2007	1/1/2037	738.40	738.40	6/1/2007	72,600.00	72,490.48
1629	Maryland	20774	Owner Occupied	Condominium	360	355	73.54	73.55	7.250	2/1/2007	1/1/2037	1,208.98	1,208.98	6/1/2007	189,000.00	188,659.25
1630	Florida	33126	Owner Occupied	Single Family	360	355	80.00	100.00	8.640	2/1/2007	1/1/2037	2,243.11	2,243.11	6/1/2007	288,000.00	287,140.14
1631	Florida	32822	Owner Occupied	Single Family	360	355	65.00	65.00	6.400	2/1/2007	1/1/2037	661.63	661.63	6/1/2007	114,400.00	114,139.75
1632	Maryland	20735	Owner Occupied	Single Family	360	355	90.00	90.00	6.900	2/1/2007	1/1/2037	2,252.41	2,252.41	6/1/2007	342,000.00	340,553.92
1633	Pennsylvania	17349	Owner Occupied	Single Family	360	355	95.00	95.00	7.890	2/1/2007	1/1/2037	2,198.04	2,198.04	6/1/2007	327,750.00	327,531.73
1634	Maryland	20659	Owner Occupied	Single Family	360	355	73.71	73.72	10.250	2/1/2007	1/1/2037	2,311.94	2,311.94	6/1/2007	258,000.00	257,449.73
1635	Maryland	21842	Owner Occupied	Single Family	360	355	80.00	80.00	6.600	2/1/2007	1/1/2037	1,481.69	1,481.69	6/1/2007	232,000.00	230,960.18
1636	Maryland	21550	Owner Occupied	Single Family	180	175	100.00	100.00	12.825	2/1/2007	1/1/2022	241.97	241.97	6/1/2007	19,300.00	19,117.64
1637	Virginia	23602	Owner Occupied	Single Family	360	355	78.16	78.16	6.450	2/1/2007	1/1/2037	1,892.01	1,892.01	6/1/2007	300,900.00	298,371.71
1638	California	94901	Owner Occupied	Condominium	360	355	80.00	100.00	8.450	2/1/2007	1/1/2037	5,003.44	5,003.44	6/1/2007	700,000.00	699,623.37
1639	Florida	33126	Owner Occupied	Single Family	360	355	100.00	100.00	10.990	2/1/2007	1/1/2037	685.13	685.13	6/1/2007	72,000.00	71,868.97
1640	Colorado	81003	Owner Occupied	Single Family	360	356	80.00	100.00	7.150	3/1/2007	2/1/2037	1,005.64	1,005.64	6/1/2007	164,000.00	163,885.09

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
1641	California	94901	Owner Occupied	Condominium	360	355	100.00	100.00	11.275	2/1/2007	1/1/2037	1,703.03	1,703.03	6/1/2007	175,000.00	174,700.33
1642	Hawaii	96706	Owner Occupied	Single Family	360	355	52.08	52.09	6.400	2/1/2007	1/1/2037	1,445.87	1,445.87	6/1/2007	250,000.00	249,431.27
1643	California	94590	Owner Occupied	Single Family	360	355	85.00	85.00	7.700	2/1/2007	1/1/2037	2,173.46	2,173.46	6/1/2007	323,000.00	322,489.10
1644	Florida	33312	Owner Occupied	Single Family	360	355	79.96	79.97	6.940	2/1/2007	1/1/2037	1,360.79	1,360.79	6/1/2007	227,900.00	227,683.67
1645	Connecticut	06112	Owner Occupied	Single Family	360	355	85.00	85.00	7.250	2/1/2007	1/1/2037	1,055.52	1,055.52	6/1/2007	170,000.00	169,855.98
1646	New York	10550	Owner Occupied	Single Family	360	356	80.00	100.00	7.750	3/1/2007	2/1/2037	1,741.60	1,741.60	6/1/2007	264,000.00	263,852.18
1647	California	90603	Owner Occupied	Single Family	360	355	80.00	100.00	7.150	2/1/2007	1/1/2037	2,698.06	2,698.06	6/1/2007	440,000.00	439,613.45
1648	New York	10550	Owner Occupied	Single Family	360	356	100.00	100.00	10.675	3/1/2007	2/1/2037	612.38	612.38	6/1/2007	66,000.00	65,897.61
1649	California	95207	Owner Occupied	Single Family	360	355	85.00	100.00	7.550	2/1/2007	1/1/2037	2,265.74	2,265.74	6/1/2007	351,759.00	351,492.72
1650	California	90603	Owner Occupied	Single Family	360	355	100.00	100.00	10.015	2/1/2007	1/1/2037	966.55	966.55	6/1/2007	110,000.00	109,749.90
1651	California	92870	Owner Occupied	Condominium	360	356	57.76	57.76	7.880	3/1/2007	2/1/2037	2,244.04	2,244.04	6/1/2007	335,000.00	334,595.37
1652	Illinois	60402	Owner Occupied	Single Family	360	355	80.00	100.00	7.550	2/1/2007	1/1/2037	1,313.48	1,313.48	6/1/2007	203,920.00	203,765.65
1653	California	91331	Owner Occupied	Single Family	360	355	80.00	100.00	7.600	2/1/2007	1/1/2037	2,825.30	2,825.30	6/1/2007	436,000.00	435,676.09
1654	California	91331	Owner Occupied	Single Family	360	355	100.00	100.00	11.275	2/1/2007	1/1/2037	1,060.74	1,060.74	6/1/2007	109,000.00	108,813.55
1655	Kansas	66102	Owner Occupied	Single Family	360	355	85.00	85.00	8.550	2/1/2007	1/1/2037	689.42	689.42	6/1/2007	89,250.00	88,978.58
1656	Delaware	19720	Owner Occupied	Single Family	360	355	94.59	94.60	7.700	2/1/2007	1/1/2037	1,147.64	1,147.64	6/1/2007	175,000.00	174,874.80
1657	Pennsylvania	19120	Investor	Single Family	240	235	79.82	79.83	8.650	2/1/2007	1/1/2027	798.38	798.38	6/1/2007	91,000.00	90,277.56
1658	California	92407	Owner Occupied	Single Family	360	355	85.00	85.00	7.500	2/1/2007	1/1/2037	2,008.09	2,008.09	6/1/2007	313,650.00	313,408.19
1659	South Carolina	29526	Owner Occupied	Single Family	360	356	87.42	87.43	9.000	3/1/2007	2/1/2037	1,146.59	1,146.59	6/1/2007	142,500.00	142,181.63
1660	Illinois	60402	Owner Occupied	Single Family	360	355	100.00	100.00	11.080	2/1/2007	1/1/2037	488.58	488.58	6/1/2007	50,980.00	50,889.02
1661	Illinois	60013	Owner Occupied	Single Family	360	355	90.00	100.00	9.700	2/1/2007	1/1/2037	1,647.66	1,647.66	6/1/2007	192,600.00	192,138.65
1662	Florida	33647	Owner Occupied	Single Family	360	355	100.00	100.00	7.550	2/1/2007	1/1/2037	2,917.78	2,917.78	6/1/2007	452,990.00	452,647.13
1663	Pennsylvania	19138	Owner Occupied	Single Family	360	355	72.32	72.33	7.950	2/1/2007	1/1/2037	591.53	591.53	6/1/2007	81,000.00	80,721.83
1664	Colorado	80219	Owner Occupied	Single Family	360	355	95.00	95.00	9.050	2/1/2007	1/1/2037	1,122.88	1,122.88	6/1/2007	147,250.00	147,187.21
1665	California	95207	Owner Occupied	Single Family	360	355	100.00	100.00	11.300	2/1/2007	1/1/2037	605.27	605.27	6/1/2007	62,075.00	61,969.38
1666	Minnesota	55426	Owner Occupied	Single Family	360	356	80.00	100.00	8.250	3/1/2007	2/1/2037	1,210.60	1,210.60	6/1/2007	173,200.00	173,119.78
1667	California	92880	Owner Occupied	Single Family	360	355	90.00	90.00	6.300	2/1/2007	1/1/2037	4,113.13	4,113.13	6/1/2007	720,000.00	718,316.16
1668	California	93720	Owner Occupied	Single Family	360	355	79.62	79.62	6.400	2/1/2007	1/1/2037	1,496.47	1,496.47	6/1/2007	258,750.00	258,161.41
1669	Minnesota	55426	Owner Occupied	Single Family	360	356	100.00	100.00	11.475	3/1/2007	2/1/2037	427.97	427.97	6/1/2007	43,300.00	43,243.54
1670	Virginia	23434	Owner Occupied	Single Family	360	355	100.00	100.00	12.325	2/1/2007	1/1/2037	442.55	442.55	6/1/2007	42,000.00	41,942.96
1671	Nevada	89032	Investor	Single Family	360	355	42.72	42.72	9.250	2/1/2007	1/1/2037	618.54	618.54	6/1/2007	75,186.00	74,988.07
1672	New Jersey	08109	Owner Occupied	Single Family	360	355	90.00	90.00	9.250	2/1/2007	1/1/2037	1,920.04	1,920.04	6/1/2007	246,600.00	246,502.69
1673	Florida	33174	Owner Occupied	Condominium	360	355	80.00	100.00	7.550	2/1/2007	1/1/2037	1,264.75	1,264.75	6/1/2007	180,000.00	179,330.38
1674	Florida	33174	Owner Occupied	Condominium	360	355	100.00	100.00	11.075	2/1/2007	1/1/2037	431.10	431.10	6/1/2007	45,000.00	44,919.59
1675	Illinois	60440	Owner Occupied	Single Family	360	355	100.00	100.00	8.650	2/1/2007	1/1/2037	1,461.31	1,461.31	6/1/2007	200,000.00	199,899.86
1676	Florida	33309	Owner Occupied	Single Family	360	355	65.00	65.00	10.150	2/1/2007	1/1/2037	1,704.04	1,704.04	6/1/2007	191,750.00	191,332.22
1677	Florida	33161	Owner Occupied	Single Family	360	356	31.08	31.09	7.450	3/1/2007	2/1/2037	583.54	583.54	6/1/2007	91,700.00	91,642.53
1678	Florida	33065	Owner Occupied	Single Family	360	355	85.00	85.00	8.900	2/1/2007	1/1/2037	2,914.64	2,914.64	6/1/2007	365,500.00	364,465.53
1679	Florida	33161	Owner Occupied	Single Family	360	355	100.00	100.00	7.900	2/1/2007	1/1/2037	1,926.03	1,926.03	6/1/2007	265,000.00	264,080.75
1680	Minnesota	55407	Owner Occupied	Single Family	360	355	80.00	100.00	7.900	2/1/2007	1/1/2037	1,342.86	1,342.86	6/1/2007	200,000.00	199,867.30

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
1681	Massachusetts	01902	Owner Occupied	Single Family	360	355	80.00	100.00	6.740	2/1/2007	1/1/2037	791.34	791.34	6/1/2007	136,000.00	135,861.08
1682	Minnesota	55407	Owner Occupied	Single Family	360	355	100.00	100.00	11.500	2/1/2007	1/1/2037	495.15	495.15	6/1/2007	50,000.00	49,918.54
1683	Georgia	30168	Owner Occupied	Single Family	360	355	95.00	95.00	10.250	2/1/2007	1/1/2037	1,234.38	1,234.38	6/1/2007	137,750.00	137,456.19
1684	Florida	33511	Owner Occupied	Single Family	180	175	40.00	40.00	8.850	2/1/2007	1/1/2022	1,005.36	1,005.36	6/1/2007	100,000.00	96,974.68
1685	Florida	32653	Owner Occupied	Single Family	360	356	75.00	75.00	8.950	3/1/2007	2/1/2037	1,243.60	1,243.60	6/1/2007	155,250.00	154,903.37
1686	Massachusetts	01902	Owner Occupied	Single Family	360	355	100.00	100.00	9.990	2/1/2007	1/1/2037	298.12	298.12	6/1/2007	34,000.00	33,923.38
1687	Florida	34479	Owner Occupied	Single Family	360	355	90.00	90.00	9.350	2/1/2007	1/1/2037	856.53	856.53	6/1/2007	107,280.00	107,175.18
1688	Kentucky	42701	Owner Occupied	Single Family	360	355	78.69	78.69	11.700	2/1/2007	1/1/2037	724.02	724.02	6/1/2007	72,000.00	71,887.74
1689	Maryland	20603	Owner Occupied	Single Family	360	355	90.00	90.00	6.850	2/1/2007	1/1/2037	1,351.79	1,351.79	6/1/2007	221,400.00	220,955.12
1690	Florida	33189	Owner Occupied	Single Family	360	356	88.64	88.64	8.750	3/1/2007	2/1/2037	2,301.10	2,301.10	6/1/2007	292,500.00	291,819.45
1691	New York	12304	Owner Occupied	Single Family	360	356	90.00	90.00	8.720	3/1/2007	2/1/2037	649.61	649.61	6/1/2007	82,800.00	82,606.18
1692	Washington	98607	Owner Occupied	Single Family	360	355	80.00	100.00	6.600	2/1/2007	1/1/2037	1,416.73	1,416.73	6/1/2007	248,000.00	247,733.44
1693	Pennsylvania	19468	Owner Occupied	Single Family	360	356	70.00	70.00	11.250	3/1/2007	2/1/2037	2,787.52	2,787.52	6/1/2007	287,000.00	286,606.94
1694	California	90601	Investor	Single Family	360	355	66.89	66.89	6.400	2/1/2007	1/1/2037	2,269.29	2,269.29	6/1/2007	408,000.00	407,528.54
1695	Washington	98607	Owner Occupied	Single Family	360	355	100.00	100.00	10.990	2/1/2007	1/1/2037	589.97	589.97	6/1/2007	62,000.00	61,889.26
1696	Georgia	30058	Owner Occupied	Single Family	360	355	90.00	100.00	7.900	2/1/2007	1/1/2037	1,902.75	1,902.75	6/1/2007	283,388.00	283,199.98
1697	Arizona	85306	Owner Occupied	Single Family	360	355	85.00	85.00	7.750	2/1/2007	1/1/2037	1,248.35	1,248.35	6/1/2007	174,250.00	173,627.08
1698	California	92397	Owner Occupied	Single Family	360	355	75.00	75.00	6.550	2/1/2007	1/1/2037	1,234.28	1,234.28	6/1/2007	217,500.00	217,261.95
1699	Colorado	81007	Owner Occupied	Single Family	360	355	90.00	100.00	7.800	2/1/2007	1/1/2037	1,027.26	1,027.26	6/1/2007	154,800.00	154,693.33
1700	North Carolina	27707	Owner Occupied	Single Family	360	355	95.00	95.00	8.630	2/1/2007	1/1/2037	820.74	820.74	6/1/2007	112,575.00	112,518.50
1701	Georgia	30058	Owner Occupied	Single Family	360	355	100.00	100.00	11.475	2/1/2007	1/1/2037	311.21	311.21	6/1/2007	31,487.00	31,435.44
1702	Colorado	81007	Owner Occupied	Single Family	180	175	100.00	100.00	11.725	2/1/2007	1/1/2022	203.40	203.40	6/1/2007	17,200.00	17,019.80
1703	Florida	32763	Owner Occupied	Single Family	360	355	70.00	70.00	9.900	2/1/2007	1/1/2037	913.70	913.70	6/1/2007	105,000.00	104,758.80
1704	Tennessee	38111	Investor	2 Family	360	356	90.00	100.00	9.850	3/1/2007	2/1/2037	467.91	467.91	6/1/2007	54,000.00	53,900.14
1705	Florida	33404	Owner Occupied	Single Family	360	355	80.00	100.00	7.050	2/1/2007	1/1/2037	1,041.49	1,041.49	6/1/2007	172,000.00	171,843.22
1706	Georgia	31516	Owner Occupied	Single Family	360	355	95.00	94.90	9.050	2/1/2007	1/1/2037	690.26	690.26	6/1/2007	85,405.00	85,160.45
1707	Pennsylvania	18109	Owner Occupied	Single Family	360	355	100.00	100.00	9.850	2/1/2007	1/1/2037	1,095.72	1,095.72	6/1/2007	132,500.00	132,458.71
1708	Georgia	30038	Owner Occupied	Single Family	360	355	100.00	100.00	8.000	2/1/2007	1/1/2037	1,039.29	1,039.29	6/1/2007	153,000.00	152,902.25
1709	Florida	33510	Owner Occupied	Single Family	360	355	80.00	80.00	6.400	2/1/2007	1/1/2037	786.55	786.55	6/1/2007	136,000.00	135,690.64
1710	California	92225	Owner Occupied	Single Family	360	355	100.00	100.00	7.500	2/1/2007	1/1/2037	832.30	832.30	6/1/2007	130,000.00	129,899.76
1711	Virginia	22033	Owner Occupied	Condominium	360	355	80.00	100.00	7.450	2/1/2007	1/1/2037	1,934.52	1,934.52	6/1/2007	304,000.00	303,761.12
1712	Virginia	23453	Owner Occupied	Single Family	360	355	34.54	34.55	11.900	2/1/2007	1/1/2037	881.67	881.67	6/1/2007	86,360.00	86,231.13
1713	Florida	33404	Owner Occupied	Single Family	360	355	100.00	100.00	10.175	2/1/2007	1/1/2037	382.93	382.93	6/1/2007	43,000.00	42,906.79
1714	Virginia	22033	Owner Occupied	Condominium	360	355	100.00	100.00	12.250	2/1/2007	1/1/2037	796.40	796.40	6/1/2007	76,000.00	75,895.04
1715	New Mexico	87144	Owner Occupied	Single Family	360	355	85.00	85.00	6.450	2/1/2007	1/1/2037	818.65	818.65	6/1/2007	146,200.00	146,034.10
1716	New York	11434	Owner Occupied	2 Family	360	355	70.00	70.00	5.850	2/1/2007	1/1/2037	1,984.11	1,984.11	6/1/2007	385,000.00	384,458.58
1717	Florida	34758	Owner Occupied	Single Family	360	355	80.00	100.00	8.400	2/1/2007	1/1/2037	1,188.48	1,188.48	6/1/2007	167,200.00	167,106.78
1718	Georgia	30038	Owner Occupied	Single Family	360	355	95.00	95.00	7.800	2/1/2007	1/1/2037	819.55	819.55	6/1/2007	123,500.00	123,416.57
1719	Nevada	89030	Owner Occupied	Single Family	360	355	95.00	95.00	9.050	2/1/2007	1/1/2037	1,896.49	1,896.49	6/1/2007	234,650.00	234,006.17
1720	California	95330	Owner Occupied	Single Family	360	355	80.00	100.00	6.700	2/1/2007	1/1/2037	2,523.67	2,523.67	6/1/2007	452,000.00	452,000.00

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
1721	District of Columbia	20019	Owner Occupied	Single Family	360	355	80.00	80.00	6.730	2/1/2007	1/1/2037	1,376.06	1,376.06	6/1/2007	236,800.00	236,557.25
1722	California	95330	Owner Occupied	Single Family	360	355	100.00	100.00	10.300	2/1/2007	1/1/2037	1,016.80	1,016.80	6/1/2007	113,000.00	112,761.53
1723	California	91340	Owner Occupied	Single Family	360	355	80.00	80.00	7.650	2/1/2007	1/1/2037	2,737.97	2,737.97	6/1/2007	420,000.00	419,685.80
1724	New York	13340	Owner Occupied	Single Family	360	356	100.00	100.00	9.200	3/1/2007	2/1/2037	1,699.10	1,699.10	6/1/2007	207,447.00	207,007.28
1725	Florida	33027	Owner Occupied	Single Family	360	355	75.00	75.00	7.300	2/1/2007	1/1/2037	3,069.09	3,069.09	6/1/2007	491,250.00	490,841.81
1726	Florida	34608	Owner Occupied	Single Family	360	355	90.00	100.00	9.400	2/1/2007	1/1/2037	1,260.00	1,260.00	6/1/2007	157,050.00	156,898.77
1727	Florida	33324	Owner Occupied	Condominium	360	355	90.00	90.00	8.800	2/1/2007	1/1/2037	1,503.76	1,503.76	6/1/2007	202,500.00	202,404.80
1728	Connecticut	06825	Owner Occupied	Single Family	360	356	80.00	100.00	6.650	3/1/2007	2/1/2037	2,300.17	2,300.17	6/1/2007	400,000.00	399,663.20
1729	Michigan	49120	Owner Occupied	Single Family	360	355	90.00	90.00	9.100	2/1/2007	1/1/2037	949.84	949.84	6/1/2007	117,000.00	116,642.53
1730	Florida	33169	Owner Occupied	Condominium	360	355	85.00	95.00	10.300	2/1/2007	1/1/2037	890.22	890.22	6/1/2007	102,000.00	101,925.13
1731	Virginia	20112	Owner Occupied	Single Family	360	355	80.00	100.00	5.500	2/1/2007	1/1/2037	2,590.13	2,590.13	6/1/2007	456,178.00	453,658.45
1732	Massachusetts	01902	Owner Occupied	Single Family	360	355	74.17	74.17	6.750	2/1/2007	1/1/2037	1,154.50	1,154.50	6/1/2007	178,000.00	177,225.08
1733	Virginia	20112	Owner Occupied	Single Family	360	355	100.00	100.00	9.990	2/1/2007	1/1/2037	999.98	999.98	6/1/2007	114,044.00	113,786.90
1734	Illinois	60062	Owner Occupied	Single Family	360	355	95.00	95.00	7.990	2/1/2007	1/1/2037	5,188.29	5,188.29	6/1/2007	707,750.00	705,338.13
1735	Ohio	43224	Owner Occupied	Single Family	360	356	95.00	95.00	9.050	3/1/2007	2/1/2037	691.03	691.03	6/1/2007	85,500.00	85,313.02
1736	Connecticut	06825	Owner Occupied	Single Family	360	356	100.00	100.00	10.300	3/1/2007	2/1/2037	899.82	899.82	6/1/2007	100,000.00	99,831.91
1737	New Jersey	08069	Owner Occupied	Single Family	360	356	80.00	80.00	9.650	3/1/2007	2/1/2037	899.52	899.52	6/1/2007	105,600.00	105,396.29
1738	Florida	33511	Owner Occupied	Single Family	360	355	95.00	95.00	6.490	2/1/2007	1/1/2037	1,003.85	1,003.85	6/1/2007	178,315.00	178,115.54
1739	Florida	33569	Owner Occupied	Single Family	360	355	95.00	95.00	8.350	2/1/2007	1/1/2037	1,383.32	1,383.32	6/1/2007	195,700.00	195,413.65
1740	Illinois	60505	Owner Occupied	Single Family	360	356	85.00	85.00	8.650	3/1/2007	2/1/2037	1,117.90	1,117.90	6/1/2007	153,000.00	152,939.25
1741	California	93704	Investor	Single Family	360	355	80.00	100.00	8.350	2/1/2007	1/1/2037	1,074.43	1,074.43	6/1/2007	152,000.00	151,915.01
1742	Wisconsin	53215	Investor	2 Family	360	355	50.00	50.00	7.750	2/1/2007	1/1/2037	329.85	329.85	6/1/2007	50,000.00	49,824.13
1743	Georgia	30087	Owner Occupied	Single Family	360	355	62.96	62.97	9.850	2/1/2007	1/1/2037	736.53	736.53	6/1/2007	85,000.00	84,767.99
1744	Florida	32835	Owner Occupied	Single Family	360	355	79.86	79.87	8.050	2/1/2007	1/1/2037	1,598.69	1,598.69	6/1/2007	234,000.00	233,853.35
1745	California	93277	Owner Occupied	Single Family	360	355	80.00	100.00	6.150	2/1/2007	1/1/2037	1,352.73	1,352.73	6/1/2007	251,659.00	251,340.87
1746	Texas	77372	Investor	Single Family	360	355	80.00	100.00	10.250	2/1/2007	1/1/2037	645.19	645.19	6/1/2007	72,000.00	71,846.45
1747	California	93277	Owner Occupied	Single Family	360	355	100.00	100.00	10.300	2/1/2007	1/1/2037	566.11	566.11	6/1/2007	62,914.00	62,781.24
1748	Arizona	86406	Owner Occupied	Single Family	360	355	90.00	90.00	6.400	2/1/2007	1/1/2037	1,802.08	1,802.08	6/1/2007	324,000.00	323,625.63
1749	Florida	33993	Owner Occupied	Single Family	360	355	80.00	100.00	7.990	2/1/2007	1/1/2037	1,514.39	1,514.39	6/1/2007	223,200.00	223,056.85
1750	Virginia	23669	Owner Occupied	Single Family	360	355	77.87	77.88	8.600	2/1/2007	1/1/2037	1,355.50	1,355.50	6/1/2007	183,000.00	182,776.83
1751	Hawaii	96730	Owner Occupied	Condominium	360	355	95.00	95.00	7.740	2/1/2007	1/1/2037	3,787.12	3,787.12	6/1/2007	574,750.00	574,344.89
1752	Georgia	30274	Owner Occupied	Single Family	360	355	80.00	100.00	8.150	2/1/2007	1/1/2037	912.22	912.22	6/1/2007	132,000.00	131,920.33
1753	Maryland	20866	Owner Occupied	Single Family	360	355	80.00	100.00	7.100	2/1/2007	1/1/2037	1,949.93	1,949.93	6/1/2007	320,000.00	319,713.64
1754	California	91762	Owner Occupied	Single Family	360	355	80.00	100.00	6.750	2/1/2007	1/1/2037	2,046.18	2,046.18	6/1/2007	351,200.00	350,842.60
1755	California	91762	Owner Occupied	Single Family	360	355	100.00	100.00	11.750	2/1/2007	1/1/2037	886.26	886.26	6/1/2007	87,800.00	87,664.62
1756	Hawaii	96707	Owner Occupied	Condominium	360	355	79.70	79.71	7.250	2/1/2007	1/1/2037	1,657.79	1,657.79	6/1/2007	267,000.00	266,773.93
1757	Illinois	60502	Owner Occupied	Condominium	360	355	90.00	90.00	8.500	2/1/2007	1/1/2037	1,377.83	1,377.83	6/1/2007	191,700.00	191,598.79
1758	New York	14048	Owner Occupied	Single Family	360	356	46.06	46.07	10.850	3/1/2007	2/1/2037	715.16	715.16	6/1/2007	76,000.00	75,881.97
1759	Florida	33993	Owner Occupied	Single Family	360	355	100.00	100.00	11.275	2/1/2007	1/1/2037	543.02	543.02	6/1/2007	55,800.00	55,704.55
1760	Georgia	30534	Owner Occupied	Single Family	360	355	80.00	100.00	8.150	2/1/2007	1/1/2037	850.85	850.85	6/1/2007	123,120.00	123,045.70

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
1761	Missouri	63051	Owner Occupied	Single Family	360	356	90.00	90.00	9.650	3/1/2007	2/1/2037	1,492.64	1,492.64	6/1/2007	175,230.00	174,891.95
1762	Washington	98058	Owner Occupied	Single Family	360	355	94.05	94.05	8.400	2/1/2007	1/1/2037	2,807.72	2,807.72	6/1/2007	395,000.00	394,783.39
1763	Florida	34479	Owner Occupied	Single Family	360	355	60.00	60.00	8.700	2/1/2007	1/1/2037	587.35	587.35	6/1/2007	75,000.00	74,740.59
1764	Arizona	85041	Owner Occupied	Single Family	360	355	80.00	100.00	8.700	2/1/2007	1/1/2037	1,284.34	1,284.34	6/1/2007	164,000.00	163,515.77
1765	Arizona	85041	Owner Occupied	Single Family	360	355	100.00	100.00	11.500	2/1/2007	1/1/2037	406.02	406.02	6/1/2007	41,000.00	40,932.20
1766	Maryland	21207	Owner Occupied	Single Family	360	355	80.00	100.00	7.950	2/1/2007	1/1/2037	1,530.67	1,530.67	6/1/2007	209,600.00	208,878.20
1767	Florida	34758	Owner Occupied	Single Family	360	355	100.00	100.00	11.500	2/1/2007	1/1/2037	413.94	413.94	6/1/2007	41,800.00	41,730.77
1768	Wisconsin	54521	Owner Occupied	Single Family	360	355	80.00	100.00	10.240	2/1/2007	1/1/2037	626.03	626.03	6/1/2007	69,920.00	69,770.57
1769	Colorado	80921	Investor	Single Family	360	356	80.00	99.13	6.550	3/1/2007	2/1/2037	1,060.24	1,060.24	6/1/2007	180,000.00	179,686.49
1770	California	91767	Owner Occupied	Single Family	360	355	95.00	95.00	6.790	2/1/2007	1/1/2037	2,448.08	2,448.08	6/1/2007	418,000.00	417,580.79
1771	Maryland	20613	Owner Occupied	Single Family	360	356	95.00	95.00	8.750	3/1/2007	2/1/2037	3,157.57	3,157.57	6/1/2007	427,500.00	427,336.70
1772	North Carolina	27503	Owner Occupied	Single Family	360	355	77.00	84.84	9.950	2/1/2007	1/1/2037	2,184.86	2,184.86	6/1/2007	250,019.00	249,450.72
1773	Florida	32225	Owner Occupied	Single Family	360	355	83.76	83.76	9.790	2/1/2007	1/1/2037	1,373.93	1,373.93	6/1/2007	165,000.00	164,858.69
1774	California	95687	Owner Occupied	Single Family	360	355	79.84	99.80	6.950	2/1/2007	1/1/2037	2,386.67	2,386.67	6/1/2007	399,200.00	398,683.67
1775	California	95687	Owner Occupied	Single Family	360	355	99.80	99.80	10.025	2/1/2007	1/1/2037	877.66	877.66	6/1/2007	99,800.00	99,486.25
1776	Massachusetts	02302	Owner Occupied	3 Family	360	355	90.00	90.00	8.550	2/1/2007	1/1/2037	3,219.66	3,219.66	6/1/2007	445,500.00	445,269.38
1777	Maryland	21009	Owner Occupied	Single Family	360	355	100.00	100.00	7.500	2/1/2007	1/1/2037	1,485.34	1,485.34	6/1/2007	232,000.00	231,816.78
1778	Georgia	30274	Owner Occupied	Single Family	360	355	100.00	100.00	12.325	2/1/2007	1/1/2037	347.72	347.72	6/1/2007	33,000.00	32,955.90
1779	Maryland	20866	Owner Occupied	Single Family	360	355	100.00	100.00	11.525	2/1/2007	1/1/2037	793.76	793.76	6/1/2007	80,000.00	79,801.91
1780	New York	10310	Owner Occupied	Condominium	360	356	80.00	80.00	7.990	3/1/2007	2/1/2037	996.97	996.97	6/1/2007	136,000.00	135,598.97
1781	Minnesota	55014	Owner Occupied	Single Family	360	355	100.00	100.00	10.300	2/1/2007	1/1/2037	539.89	539.89	6/1/2007	60,000.00	59,875.46
1782	Georgia	30269	Owner Occupied	Single Family	360	355	80.00	100.00	7.500	2/1/2007	1/1/2037	900.59	900.59	6/1/2007	128,800.00	128,315.94
1783	Florida	33610	Investor	Single Family	360	356	72.84	72.84	7.850	3/1/2007	2/1/2037	779.76	779.76	6/1/2007	107,800.00	107,498.78
1784	Maryland	21207	Owner Occupied	Single Family	360	355	100.00	100.00	11.975	2/1/2007	1/1/2037	537.98	537.98	6/1/2007	52,400.00	52,176.33
1785	Ohio	43068	Investor	Single Family	360	355	90.00	100.00	8.700	2/1/2007	1/1/2037	855.36	855.36	6/1/2007	114,300.00	114,164.63
1786	Illinois	60074	Owner Occupied	Condominium	360	355	80.00	96.56	8.500	2/1/2007	1/1/2037	741.74	741.74	6/1/2007	103,200.00	103,145.53
1787	New Jersey	08611	Owner Occupied	Single Family	360	355	95.00	95.00	9.250	2/1/2007	1/1/2037	998.56	998.56	6/1/2007	128,250.00	128,199.39
1788	Maryland	21217	Owner Occupied	Single Family	360	355	80.00	80.00	9.700	2/1/2007	1/1/2037	657.01	657.01	6/1/2007	76,800.00	76,596.54
1789	Illinois	60453	Owner Occupied	Condominium	360	355	90.00	90.00	9.500	2/1/2007	1/1/2037	1,135.15	1,135.15	6/1/2007	135,000.00	134,662.69
1790	Florida	33055	Owner Occupied	Single Family	360	355	80.00	100.00	7.250	2/1/2007	1/1/2037	1,412.40	1,412.40	6/1/2007	220,800.00	220,403.24
1791	Virginia	22701	Owner Occupied	Single Family	360	355	80.00	100.00	6.990	2/1/2007	1/1/2037	1,856.13	1,856.13	6/1/2007	308,880.00	308,592.05
1792	Maryland	20772	Owner Occupied	Single Family	360	355	90.00	90.00	6.650	2/1/2007	1/1/2037	1,806.21	1,806.21	6/1/2007	314,100.00	313,768.48
1793	New York	11572	Owner Occupied	Single Family	360	356	90.00	90.00	8.700	3/1/2007	2/1/2037	4,033.13	4,033.13	6/1/2007	549,000.00	548,786.17
1794	New Jersey	08048	Owner Occupied	Single Family	360	356	100.00	100.00	7.750	3/1/2007	2/1/2037	2,968.63	2,968.63	6/1/2007	450,000.00	449,748.05
1795	Arizona	85706	Owner Occupied	Single Family	360	355	80.00	100.00	7.050	2/1/2007	1/1/2037	1,157.44	1,157.44	6/1/2007	191,148.00	190,973.73
1796	Illinois	60133	Owner Occupied	Single Family	360	355	62.38	62.39	6.900	2/1/2007	1/1/2037	862.77	862.77	6/1/2007	131,000.00	130,446.07
1797	Florida	34715	Owner Occupied	Single Family	360	356	70.00	70.00	8.550	3/1/2007	2/1/2037	1,238.25	1,238.25	6/1/2007	160,300.00	159,911.42
1798	Virginia	20109	Owner Occupied	Single Family	360	356	75.00	75.00	8.420	3/1/2007	2/1/2037	2,747.70	2,747.70	6/1/2007	360,000.00	358,874.81
1799	New Jersey	07702	Owner Occupied	Single Family	360	355	65.00	65.00	11.450	2/1/2007	1/1/2037	3,509.95	3,509.95	6/1/2007	364,000.00	363,812.54
1800	Florida	34266	Owner Occupied	Single Family	360	355	67.59	100.00	9.450	2/1/2007	1/1/2037	611.16	611.16	6/1/2007	73,000.00	72,815.70

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
1801	California	95818	Owner Occupied	Single Family	360	355	75.00	75.00	7.800	2/1/2007	1/1/2037	3,757.65	3,757.65	6/1/2007	566,250.00	565,850.35
1802	California	95368	Owner Occupied	Single Family	360	355	86.80	86.81	6.550	2/1/2007	1/1/2037	1,940.80	1,940.80	6/1/2007	342,000.00	341,625.69
1803	Connecticut	06475	Owner Occupied	Single Family	360	356	72.00	72.00	8.600	3/1/2007	2/1/2037	1,999.92	1,999.92	6/1/2007	270,000.00	269,737.51
1804	Wisconsin	53121	Owner Occupied	Single Family	360	355	95.00	95.00	8.650	2/1/2007	1/1/2037	1,481.18	1,481.18	6/1/2007	190,000.00	189,433.91
1805	New York	11235	Owner Occupied	2 Family	360	355	66.07	77.98	5.250	2/1/2007	1/1/2037	3,064.73	3,064.73	6/1/2007	555,000.00	551,789.00
1806	California	92503	Owner Occupied	Single Family	360	356	90.00	90.00	7.950	3/1/2007	2/1/2037	2,552.82	2,552.82	6/1/2007	378,000.00	377,803.78
1807	Florida	33174	Owner Occupied	Single Family	360	355	85.00	85.00	7.350	2/1/2007	1/1/2037	1,576.25	1,576.25	6/1/2007	250,750.00	250,545.48
1808	New York	11713	Owner Occupied	Single Family	360	355	80.00	100.00	8.650	2/1/2007	1/1/2037	1,894.07	1,894.07	6/1/2007	254,400.00	254,094.28
1809	New York	11713	Owner Occupied	Single Family	360	355	100.00	100.00	11.075	2/1/2007	1/1/2037	609.28	609.28	6/1/2007	63,600.00	63,486.40
1810	California	92404	Owner Occupied	Single Family	360	355	60.78	60.79	7.750	2/1/2007	1/1/2037	1,110.44	1,110.44	6/1/2007	155,000.00	154,445.90
1811	Illinois	60090	Owner Occupied	Single Family	360	355	84.26	84.26	7.350	2/1/2007	1/1/2037	1,991.13	1,991.13	6/1/2007	289,000.00	287,881.36
1812	California	93619	Owner Occupied	Single Family	360	355	100.00	100.00	11.275	2/1/2007	1/1/2037	588.73	588.73	6/1/2007	60,497.00	60,393.53
1813	Illinois	60419	Owner Occupied	Single Family	360	355	85.00	85.00	7.700	2/1/2007	1/1/2037	772.15	772.15	6/1/2007	114,750.00	114,568.49
1814	California	95376	Owner Occupied	Single Family	360	355	80.00	100.00	6.770	2/1/2007	1/1/2037	1,986.09	1,986.09	6/1/2007	340,000.00	339,653.95
1815	California	92308	Owner Occupied	Single Family	360	355	100.00	100.00	11.250	2/1/2007	1/1/2037	518.65	518.65	6/1/2007	53,400.00	53,308.18
1816	New Jersey	07050	Owner Occupied	Single Family	360	356	80.00	100.00	6.990	3/1/2007	2/1/2037	2,158.52	2,158.52	6/1/2007	359,200.00	358,932.96
1817	Florida	33308	Owner Occupied	Single Family	360	356	90.00	95.00	6.990	3/1/2007	2/1/2037	3,915.62	3,915.62	6/1/2007	651,600.00	651,115.58
1818	Florida	33308	Owner Occupied	Single Family	360	356	95.00	95.00	13.850	3/1/2007	2/1/2037	424.63	424.63	6/1/2007	36,200.00	36,172.24
1819	California	90650	Owner Occupied	Single Family	360	355	56.60	56.61	7.300	2/1/2007	1/1/2037	1,874.26	1,874.26	6/1/2007	300,000.00	299,750.69
1820	New Jersey	07050	Owner Occupied	Single Family	360	356	100.00	100.00	11.625	3/1/2007	2/1/2037	897.86	897.86	6/1/2007	89,800.00	89,686.68
1821	New Mexico	87107	Investor	Single Family	360	355	90.00	100.00	8.750	2/1/2007	1/1/2037	1,063.60	1,063.60	6/1/2007	144,000.00	143,931.00
1822	South Carolina	29445	Owner Occupied	Single Family	360	355	80.00	80.00	9.700	2/1/2007	1/1/2037	1,286.65	1,286.65	6/1/2007	150,400.00	149,714.73
1823	California	91766	Owner Occupied	Single Family	360	355	80.00	100.00	6.650	2/1/2007	1/1/2037	1,830.94	1,830.94	6/1/2007	318,400.00	318,063.94
1824	California	91766	Owner Occupied	Single Family	360	355	100.00	100.00	9.990	2/1/2007	1/1/2037	697.96	697.96	6/1/2007	79,600.00	79,420.59
1825	Colorado	80634	Owner Occupied	Single Family	360	356	80.00	100.00	7.550	3/1/2007	2/1/2037	1,169.72	1,169.72	6/1/2007	181,600.00	181,490.36
1826	Arizona	85037	Owner Occupied	Single Family	360	355	75.00	75.00	9.870	2/1/2007	1/1/2037	1,503.82	1,503.82	6/1/2007	179,250.00	179,100.11
1827	New Jersey	07106	Owner Occupied	2 Family	360	355	78.91	78.92	6.800	2/1/2007	1/1/2037	1,890.58	1,890.58	6/1/2007	290,000.00	288,742.63
1828	Colorado	80247	Owner Occupied	Condominium	360	356	80.00	100.00	7.500	3/1/2007	2/1/2037	860.47	860.47	6/1/2007	134,400.00	134,317.34
1829	Colorado	80247	Owner Occupied	Condominium	360	356	100.00	100.00	10.550	3/1/2007	2/1/2037	308.61	308.61	6/1/2007	33,600.00	33,546.46
1830	California	91763	Owner Occupied	Single Family	360	355	80.00	100.00	7.250	2/1/2007	1/1/2037	2,235.22	2,235.22	6/1/2007	360,000.00	359,695.24
1831	Colorado	80246	Owner Occupied	Single Family	360	356	80.00	100.00	8.500	3/1/2007	2/1/2037	1,379.98	1,379.98	6/1/2007	192,000.00	191,817.81
1832	California	95954	Owner Occupied	Single Family	360	355	100.00	100.00	6.750	2/1/2007	1/1/2037	1,881.88	1,881.88	6/1/2007	323,000.00	322,671.30
1833	California	91763	Owner Occupied	Single Family	360	355	100.00	100.00	11.075	2/1/2007	1/1/2037	862.20	862.20	6/1/2007	90,000.00	89,539.18
1834	Colorado	80246	Owner Occupied	Single Family	360	356	100.00	100.00	12.575	3/1/2007	2/1/2037	515.08	515.08	6/1/2007	48,000.00	47,644.59
1835	Virginia	22033	Owner Occupied	Single Family	360	356	95.00	95.00	7.900	3/1/2007	2/1/2037	3,508.22	3,508.22	6/1/2007	522,500.00	522,223.57
1836	Colorado	80634	Owner Occupied	Single Family	360	356	100.00	100.00	11.500	3/1/2007	2/1/2037	449.59	449.59	6/1/2007	45,400.00	45,341.12
1837	Arizona	85249	Owner Occupied	Single Family	360	355	80.00	100.00	7.250	2/1/2007	1/1/2037	1,425.57	1,425.57	6/1/2007	229,600.00	229,405.65
1838	New Jersey	08540	Owner Occupied	Single Family	360	355	94.30	94.31	8.650	2/1/2007	1/1/2037	4,998.99	4,998.99	6/1/2007	641,250.00	639,339.42
1839	Arizona	85225	Owner Occupied	Single Family	360	355	60.00	60.00	9.750	2/1/2007	1/1/2037	1,237.18	1,237.18	6/1/2007	144,000.00	143,645.35
1840	Arizona	85249	Owner Occupied	Single Family	360	355	100.00	100.00	12.750	2/1/2007	1/1/2037	623.76	623.76	6/1/2007	57,400.00	57,329.10

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
1841	California	92656	Owner Occupied	Single Family	360	355	74.80	74.80	6.000	2/1/2007	1/1/2037	2,300.00	2,300.00	6/1/2007	460,000.00	460,000.00
1842	Pennsylvania	18015	Owner Occupied	Single Family	360	356	80.00	80.00	9.950	3/1/2007	2/1/2037	943.79	943.79	6/1/2007	108,000.00	107,804.43
1843	New York	14224	Investor	2 Family	360	356	90.00	90.00	8.900	3/1/2007	2/1/2037	1,179.17	1,179.17	6/1/2007	147,870.00	146,755.69
1844	Maryland	21227	Owner Occupied	Single Family	360	355	75.00	75.00	8.700	2/1/2007	1/1/2037	841.89	841.89	6/1/2007	112,500.00	112,366.75
1845	Connecticut	06786	Owner Occupied	Single Family	360	355	80.00	100.00	7.250	2/1/2007	1/1/2037	1,069.65	1,069.65	6/1/2007	156,800.00	156,180.97
1846	Florida	33055	Owner Occupied	Single Family	360	355	100.00	100.00	10.650	2/1/2007	1/1/2037	511.14	511.14	6/1/2007	55,200.00	55,091.90
1847	Connecticut	06786	Owner Occupied	Single Family	360	355	100.00	100.00	12.325	2/1/2007	1/1/2037	413.05	413.05	6/1/2007	39,200.00	39,146.75
1848	Virginia	23464	Owner Occupied	Single Family	360	355	80.00	80.00	6.250	2/1/2007	1/1/2037	780.40	780.40	6/1/2007	143,200.00	143,022.73
1849	District of Columbia	20002	Owner Occupied	Single Family	360	356	80.00	100.00	6.450	3/1/2007	2/1/2037	1,997.02	1,997.02	6/1/2007	317,600.00	316,431.91
1850	Florida	33569	Owner Occupied	Single Family	360	356	80.00	100.00	6.990	3/1/2007	2/1/2037	1,192.49	1,192.49	6/1/2007	204,720.00	204,720.00
1851	Maryland	20603	Owner Occupied	Single Family	360	355	90.00	90.00	6.750	2/1/2007	1/1/2037	1,634.47	1,634.47	6/1/2007	252,000.00	250,902.88
1852	Massachusetts	02333	Owner Occupied	Single Family	360	356	80.00	100.00	8.250	3/1/2007	2/1/2037	2,404.05	2,404.05	6/1/2007	320,000.00	319,175.34
1853	North Carolina	28269	Owner Occupied	Single Family	360	355	100.00	100.00	9.450	2/1/2007	1/1/2037	1,280.09	1,280.09	6/1/2007	152,900.00	152,513.97
1854	Massachusetts	02333	Owner Occupied	Single Family	360	356	100.00	100.00	11.990	3/1/2007	2/1/2037	822.27	822.27	6/1/2007	80,000.00	79,906.86
1855	Colorado	80920	Owner Occupied	Single Family	360	356	80.00	100.00	7.990	3/1/2007	2/1/2037	1,976.35	1,976.35	6/1/2007	269,600.00	268,867.67
1856	Colorado	80920	Owner Occupied	Single Family	360	356	100.00	100.00	11.725	3/1/2007	2/1/2037	679.05	679.05	6/1/2007	67,400.00	67,316.80
1857	Pennsylvania	17046	Owner Occupied	Single Family	360	355	95.00	95.00	8.450	2/1/2007	1/1/2037	1,599.63	1,599.63	6/1/2007	209,000.00	208,351.33
1858	Illinois	60473	Owner Occupied	Single Family	360	355	80.00	100.00	8.250	2/1/2007	1/1/2037	991.67	991.67	6/1/2007	132,000.00	131,573.32
1859	Minnesota	55358	Owner Occupied	Single Family	360	355	60.00	60.00	9.850	2/1/2007	1/1/2037	826.65	826.65	6/1/2007	95,400.00	95,178.52
1860	California	91722	Owner Occupied	Single Family	360	355	80.00	100.00	6.300	2/1/2007	1/1/2037	2,304.57	2,304.57	6/1/2007	420,000.00	419,496.89
1861	Illinois	60473	Owner Occupied	Single Family	360	355	100.00	100.00	10.525	2/1/2007	1/1/2037	302.48	302.48	6/1/2007	33,000.00	32,933.63
1862	Ohio	44070	Owner Occupied	Single Family	360	355	90.00	90.00	9.350	2/1/2007	1/1/2037	1,195.10	1,195.10	6/1/2007	144,000.00	143,628.77
1863	California	91722	Owner Occupied	Single Family	360	355	100.00	100.00	10.525	2/1/2007	1/1/2037	962.44	962.44	6/1/2007	105,000.00	104,788.82
1864	Washington	98597	Owner Occupied	Single Family	360	355	95.00	95.00	7.500	2/1/2007	1/1/2037	1,292.47	1,292.47	6/1/2007	201,875.00	201,719.31
1865	Nevada	89129	Owner Occupied	Single Family	360	355	80.00	100.00	8.250	2/1/2007	1/1/2037	2,487.73	2,487.73	6/1/2007	355,920.00	355,713.28
1866	Nevada	89129	Owner Occupied	Single Family	360	355	100.00	100.00	11.475	2/1/2007	1/1/2037	879.46	879.46	6/1/2007	88,980.00	88,834.29
1867	Massachusetts	02152	Owner Occupied	Single Family	360	356	80.00	93.03	7.250	3/1/2007	2/1/2037	3,203.82	3,203.82	6/1/2007	516,000.00	515,583.41
1868	Florida	34238	Owner Occupied	Single Family	360	355	80.00	100.00	7.250	2/1/2007	1/1/2037	1,788.33	1,788.33	6/1/2007	296,000.00	296,000.00
1869	Massachusetts	02152	Owner Occupied	Single Family	360	356	93.02	93.03	10.990	3/1/2007	2/1/2037	799.32	799.32	6/1/2007	84,000.00	83,877.58
1870	California	95835	Owner Occupied	Single Family	360	355	84.87	84.88	6.500	2/1/2007	1/1/2037	2,846.77	2,846.77	6/1/2007	505,000.00	504,437.17
1871	Florida	34238	Owner Occupied	Single Family	360	355	100.00	100.00	10.300	2/1/2007	1/1/2037	665.87	665.87	6/1/2007	74,000.00	73,843.83
1872	South Carolina	29412	Owner Occupied	Single Family	360	356	80.00	80.00	6.750	3/1/2007	2/1/2037	1,530.69	1,530.69	6/1/2007	236,000.00	235,180.36
1873	New York	13036	Investor	2 Family	360	356	85.00	85.00	8.150	3/1/2007	2/1/2037	822.39	822.39	6/1/2007	110,500.00	110,209.41
1874	Florida	34286	Owner Occupied	Single Family	360	355	95.00	95.00	7.400	2/1/2007	1/1/2037	1,716.76	1,716.76	6/1/2007	247,950.00	246,797.51
1875	New Jersey	08009	Owner Occupied	Single Family	360	355	90.00	90.00	8.420	2/1/2007	1/1/2037	2,179.94	2,179.94	6/1/2007	306,000.00	305,833.48
1876	Ohio	43004	Owner Occupied	Single Family	360	355	80.00	100.00	6.990	2/1/2007	1/1/2037	1,023.97	1,023.97	6/1/2007	170,400.00	170,241.21
1877	Maryland	20904	Owner Occupied	Single Family	360	356	80.00	100.00	8.250	3/1/2007	2/1/2037	4,717.95	4,717.95	6/1/2007	628,000.00	626,381.60
1878	Ohio	44714	Owner Occupied	Single Family	360	355	100.00	100.00	11.200	2/1/2007	1/1/2037	608.54	608.54	6/1/2007	62,900.00	62,790.61
1879	Florida	33569	Owner Occupied	Single Family	360	356	100.00	100.00	11.475	3/1/2007	2/1/2037	505.86	505.86	6/1/2007	51,180.00	51,113.24
1880	Illinois	60461	Owner Occupied	Single Family	360	355	80.00	100.00	7.950	2/1/2007	1/1/2037	2,921.13	2,921.13	6/1/2007	400,000.00	398,626.27

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
1881	Arizona	85365	Owner Occupied	Single Family	360	355	44.53	44.54	7.250	2/1/2007	1/1/2037	703.64	703.64	6/1/2007	110,000.00	108,087.15
1882	California	92054	Owner Occupied	Condominium	360	355	80.00	100.00	7.550	2/1/2007	1/1/2037	1,983.88	1,983.88	6/1/2007	308,000.00	307,766.84
1883	Virginia	23805	Owner Occupied	Single Family	360	355	90.00	90.00	7.750	2/1/2007	1/1/2037	1,482.97	1,482.97	6/1/2007	207,000.00	206,259.96
1884	California	92054	Owner Occupied	Condominium	360	355	100.00	100.00	11.250	2/1/2007	1/1/2037	747.87	747.87	6/1/2007	77,000.00	76,867.58
1885	New York	11369	Owner Occupied	2 Family	360	356	89.89	89.89	8.550	3/1/2007	2/1/2037	5,781.66	5,781.66	6/1/2007	800,000.00	799,669.85
1886	Illinois	60110	Owner Occupied	Single Family	360	355	80.00	100.00	8.400	2/1/2007	1/1/2037	1,182.37	1,182.37	6/1/2007	155,200.00	154,259.08
1887	Georgia	30094	Owner Occupied	Single Family	360	355	80.00	100.00	6.300	2/1/2007	1/1/2037	2,107.04	2,107.04	6/1/2007	384,000.00	383,539.99
1888	District of Columbia	20002	Owner Occupied	Single Family	360	356	100.00	100.00	11.475	3/1/2007	2/1/2037	784.78	784.78	6/1/2007	79,400.00	79,296.45
1889	Maryland	20772	Owner Occupied	Single Family	360	355	80.00	100.00	7.550	2/1/2007	1/1/2037	1,894.78	1,894.78	6/1/2007	286,320.00	285,847.34
1890	Washington	98205	Owner Occupied	Single Family	360	355	87.59	87.60	6.800	2/1/2007	1/1/2037	1,386.90	1,386.90	6/1/2007	236,500.00	236,260.36
1891	Maryland	20904	Owner Occupied	Single Family	360	356	100.00	100.00	11.325	3/1/2007	2/1/2037	1,533.83	1,533.83	6/1/2007	157,000.00	156,788.47
1892	Maryland	20772	Owner Occupied	Single Family	360	355	100.00	100.00	11.325	2/1/2007	1/1/2037	699.31	699.31	6/1/2007	71,580.00	71,458.88
1893	New York	11710	Owner Occupied	Single Family	360	356	86.99	87.00	6.250	3/1/2007	2/1/2037	2,441.48	2,441.48	6/1/2007	448,000.00	447,564.01
1894	District of Columbia	20011	Owner Occupied	Single Family	360	355	85.00	100.00	5.650	2/1/2007	1/1/2037	1,609.61	1,609.61	6/1/2007	306,000.00	305,147.71
1895	Florida	33032	Investor	Condominium	360	356	43.48	43.48	8.650	3/1/2007	2/1/2037	372.26	372.26	6/1/2007	50,000.00	49,952.12
1896	District of Columbia	20011	Owner Occupied	Single Family	360	355	100.00	100.00	10.025	2/1/2007	1/1/2037	474.89	474.89	6/1/2007	54,000.00	53,879.18
1897	Minnesota	55308	Owner Occupied	Single Family	360	355	80.00	100.00	7.500	2/1/2007	1/1/2037	1,075.59	1,075.59	6/1/2007	168,000.00	167,870.44
1898	California	95133	Owner Occupied	Single Family	360	355	90.00	90.00	7.100	2/1/2007	1/1/2037	4,826.09	4,826.09	6/1/2007	792,000.00	791,290.28
1899	Minnesota	55308	Owner Occupied	Single Family	360	355	100.00	100.00	10.025	2/1/2007	1/1/2037	369.36	369.36	6/1/2007	42,000.00	41,906.02
1900	Arizona	85242	Owner Occupied	Single Family	360	355	85.00	85.00	8.600	2/1/2007	1/1/2037	1,223.00	1,223.00	6/1/2007	168,300.00	168,214.54
1901	California	95307	Owner Occupied	Single Family	360	355	90.00	90.00	5.650	2/1/2007	1/1/2037	2,076.38	2,076.37	6/1/2007	441,000.00	441,000.00
1902	Florida	33015	Owner Occupied	Single Family	360	356	79.59	79.60	6.500	3/1/2007	2/1/2037	2,283.28	2,283.28	6/1/2007	390,000.00	387,722.36
1903	Hawaii	96768	Owner Occupied	Single Family	360	355	80.00	100.00	5.850	2/1/2007	1/1/2037	2,730.00	2,729.61	6/1/2007	560,000.00	559,919.90
1904	Florida	32570	Owner Occupied	Single Family	360	355	80.00	100.00	8.250	2/1/2007	1/1/2037	777.24	777.24	6/1/2007	111,200.00	111,135.42
1905	Florida	32570	Owner Occupied	Single Family	360	355	100.00	100.00	12.325	2/1/2007	1/1/2037	292.93	292.93	6/1/2007	27,800.00	27,762.23
1906	Washington	98251	Owner Occupied	Single Family	360	355	80.00	100.00	7.500	2/1/2007	1/1/2037	1,246.15	1,246.15	6/1/2007	194,640.00	194,489.88
1907	Washington	98251	Owner Occupied	Single Family	360	355	100.00	100.00	10.025	2/1/2007	1/1/2037	427.84	427.84	6/1/2007	48,650.00	48,541.15
1908	Florida	33446	Owner Occupied	Condominium	360	355	90.00	90.00	9.450	2/1/2007	1/1/2037	1,237.32	1,237.32	6/1/2007	155,700.00	155,643.20
1909	Georgia	30094	Owner Occupied	Single Family	360	355	100.00	100.00	10.025	2/1/2007	1/1/2037	844.24	844.24	6/1/2007	96,000.00	95,781.63
1910	Florida	33179	Owner Occupied	Condominium	360	356	66.67	66.67	8.600	3/1/2007	2/1/2037	776.01	776.01	6/1/2007	100,000.00	99,760.06
1911	Massachusetts	02124	Owner Occupied	Condominium	360	355	80.00	100.00	6.500	2/1/2007	1/1/2037	1,432.27	1,432.27	6/1/2007	226,600.00	225,564.58
1912	Florida	33172	Owner Occupied	Condominium	360	355	80.00	100.00	6.600	2/1/2007	1/1/2037	902.00	902.00	6/1/2007	164,000.00	164,000.00
1913	Illinois	60110	Owner Occupied	Single Family	360	355	100.00	100.00	11.275	2/1/2007	1/1/2037	377.59	377.59	6/1/2007	38,800.00	38,727.85
1914	Maryland	20912	Owner Occupied	Single Family	360	356	85.00	85.00	6.800	3/1/2007	2/1/2037	2,492.31	2,492.31	6/1/2007	425,000.00	424,661.23
1915	New York	11786	Owner Occupied	Single Family	360	356	85.00	85.00	5.400	3/1/2007	2/1/2037	3,785.57	3,785.57	6/1/2007	743,750.00	741,983.35
1916	Florida	33881	Owner Occupied	Single Family	360	355	88.06	88.06	7.100	2/1/2007	1/1/2037	603.62	603.62	6/1/2007	89,820.00	89,455.42
1917	California	95610	Owner Occupied	Single Family	360	355	85.00	85.00	9.300	2/1/2007	1/1/2037	2,194.90	2,194.90	6/1/2007	276,250.00	275,975.98
1918	Wisconsin	54140	Owner Occupied	Single Family	360	355	75.00	75.00	8.450	2/1/2007	1/1/2037	625.69	625.69	6/1/2007	81,750.00	81,496.28
1919	New York	11207	Owner Occupied	3 Family	360	357	80.00	100.00	6.300	4/1/2007	3/1/2037	3,410.77	3,410.77	6/1/2007	621,600.00	621,155.57
1920	California	95405	Owner Occupied	Single Family	360	355	93.00	93.00	7.350	2/1/2007	1/1/2037	2,923.06	2,923.06	6/1/2007	465,000.00	464,465.89

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
1921	Hawaii	96761	Owner Occupied	Single Family	360	355	100.00	100.00	11.075	2/1/2007	1/1/2037	1,714.81	1,714.81	6/1/2007	179,000.00	178,680.21
1922	Massachusetts	02124	Owner Occupied	Condominium	360	355	100.00	100.00	10.025	2/1/2007	1/1/2037	498.19	498.19	6/1/2007	56,650.00	56,523.27
1923	Florida	34759	Owner Occupied	Single Family	360	355	79.27	79.27	7.990	2/1/2007	1/1/2037	1,128.66	1,128.66	6/1/2007	162,500.00	162,263.47
1924	California	90043	Owner Occupied	Single Family	360	355	80.00	80.00	6.250	2/1/2007	1/1/2037	3,610.82	3,610.82	6/1/2007	636,000.00	634,042.20
1925	California	92840	Owner Occupied	Single Family	360	355	82.52	82.52	7.550	2/1/2007	1/1/2037	3,587.73	3,587.73	6/1/2007	557,000.00	556,578.37
1926	Florida	33172	Owner Occupied	Condominium	360	355	100.00	100.00	10.025	2/1/2007	1/1/2037	360.56	360.56	6/1/2007	41,000.00	40,908.28
1927	Florida	33161	Owner Occupied	Single Family	360	356	57.24	57.25	7.400	3/1/2007	2/1/2037	1,549.58	1,549.58	6/1/2007	245,000.00	244,439.86
1928	Virginia	23185	Investor	Single Family	360	355	80.00	80.00	8.250	2/1/2007	1/1/2037	1,006.50	1,006.50	6/1/2007	144,000.00	143,916.36
1929	New York	10466	Owner Occupied	2 Family	360	356	80.00	100.00	7.250	3/1/2007	2/1/2037	2,707.10	2,707.10	6/1/2007	436,000.00	435,705.62
1930	Florida	33414	Owner Occupied	Single Family	360	355	80.00	100.00	5.850	2/1/2007	1/1/2037	1,803.74	1,803.74	6/1/2007	350,000.00	349,507.78
1931	New York	10466	Owner Occupied	2 Family	360	356	100.00	100.00	10.300	3/1/2007	2/1/2037	980.80	980.80	6/1/2007	109,000.00	108,817.61
1932	New Jersey	08046	Owner Occupied	Single Family	360	355	65.00	65.00	6.000	2/1/2007	1/1/2037	752.14	752.14	6/1/2007	125,450.00	124,819.28
1933	Hawaii	96768	Owner Occupied	Single Family	360	355	100.00	100.00	11.975	2/1/2007	1/1/2037	1,437.36	1,437.36	6/1/2007	140,000.00	139,733.96
1934	Maryland	21206	Owner Occupied	Single Family	360	355	100.00	100.00	8.250	2/1/2007	1/1/2037	1,202.21	1,202.21	6/1/2007	172,000.00	171,899.68
1935	Florida	33145	Owner Occupied	Single Family	360	356	48.00	48.00	8.350	3/1/2007	2/1/2037	2,547.92	2,547.92	6/1/2007	336,000.00	335,151.52
1936	Delaware	19977	Owner Occupied	Single Family	360	356	100.00	100.00	10.025	3/1/2007	2/1/2037	395.74	395.74	6/1/2007	45,000.00	44,919.80
1937	New Mexico	87105	Owner Occupied	Single Family	360	355	100.00	100.00	11.350	2/1/2007	1/1/2037	1,442.75	1,442.75	6/1/2007	152,000.00	151,974.10
1938	Illinois	60565	Owner Occupied	Single Family	360	355	95.00	95.00	7.450	2/1/2007	1/1/2037	3,717.91	3,717.91	6/1/2007	584,250.00	583,790.89
1939	Florida	33069	Owner Occupied	Single Family	360	355	80.00	100.00	7.500	2/1/2007	1/1/2037	1,890.68	1,890.68	6/1/2007	270,400.00	269,383.98
1940	District of Columbia	20020	Investor	Condominium	360	355	90.00	90.00	6.990	2/1/2007	1/1/2037	891.83	891.83	6/1/2007	148,410.00	148,271.70
1941	Florida	33069	Owner Occupied	Single Family	360	355	100.00	100.00	10.525	2/1/2007	1/1/2037	619.63	619.63	6/1/2007	67,600.00	67,464.03
1942	Florida	34428	Investor	Single Family	360	356	80.00	80.00	9.550	3/1/2007	2/1/2037	756.68	756.68	6/1/2007	89,600.00	89,423.16
1943	Colorado	80111	Owner Occupied	Single Family	360	355	80.00	100.00	6.900	2/1/2007	1/1/2037	1,886.23	1,886.23	6/1/2007	286,400.00	285,189.01
1944	Oklahoma	73507	Owner Occupied	Single Family	180	176	79.62	79.62	8.900	3/1/2007	2/1/2022	1,260.41	1,260.41	6/1/2007	125,000.00	123,651.78
1945	Colorado	80111	Owner Occupied	Single Family	360	355	100.00	100.00	10.490	2/1/2007	1/1/2037	654.42	654.42	6/1/2007	71,600.00	71,454.89
1946	New Jersey	07014	Owner Occupied	2 Family	360	355	80.00	100.00	7.250	2/1/2007	1/1/2037	2,346.69	2,346.69	6/1/2007	344,000.00	342,641.90
1947	California	93710	Owner Occupied	Single Family	360	355	89.96	89.97	6.400	2/1/2007	1/1/2037	1,290.67	1,290.67	6/1/2007	242,000.00	242,000.00
1948	Florida	33414	Owner Occupied	Single Family	360	355	100.00	100.00	10.025	2/1/2007	1/1/2037	769.49	769.49	6/1/2007	87,500.00	87,304.26
1949	New Jersey	07014	Owner Occupied	2 Family	360	355	100.00	100.00	10.200	2/1/2007	1/1/2037	767.45	767.45	6/1/2007	86,000.00	85,814.62
1950	California	91706	Owner Occupied	Single Family	360	355	51.63	51.63	5.990	2/1/2007	1/1/2037	1,236.74	1,236.74	6/1/2007	206,500.00	205,459.87
1951	Arizona	85204	Owner Occupied	Condominium	360	355	78.70	78.71	8.250	2/1/2007	1/1/2037	1,277.15	1,277.15	6/1/2007	170,000.00	169,450.49
1952	Illinois	60074	Owner Occupied	Condominium	180	175	96.55	96.56	11.825	2/1/2007	1/1/2022	253.84	253.84	6/1/2007	21,350.00	21,128.42
1953	California	95835	Owner Occupied	Single Family	360	355	80.00	100.00	6.125	2/1/2007	1/1/2037	2,090.28	2,090.28	6/1/2007	390,221.00	389,723.31
1954	California	95835	Owner Occupied	Single Family	360	355	100.00	100.00	11.990	2/1/2007	1/1/2037	1,002.71	1,002.71	6/1/2007	97,555.00	97,412.32
1955	Virginia	23185	Owner Occupied	Single Family	360	356	84.35	84.35	7.300	3/1/2007	2/1/2037	1,248.08	1,248.08	6/1/2007	194,000.00	193,725.86
1956	Florida	33330	Owner Occupied	Single Family	360	355	78.05	97.57	6.250	2/1/2007	1/1/2037	4,925.74	4,925.74	6/1/2007	800,000.00	796,158.04
1957	Minnesota	55419	Investor	2 Family	360	355	88.69	88.70	7.500	2/1/2007	1/1/2037	1,907.90	1,907.90	6/1/2007	298,000.00	297,770.14
1958	Maryland	21030	Owner Occupied	Single Family	360	355	66.67	66.67	9.350	2/1/2007	1/1/2037	6,293.09	6,293.09	6/1/2007	800,000.00	799,696.53
1959	Tennessee	38109	Owner Occupied	Single Family	120	115	100.00	100.00	11.475	2/1/2007	1/1/2017	252.81	252.81	6/1/2007	18,000.00	17,588.57
1960	Florida	33330	Owner Occupied	Single Family	360	355	97.56	97.57	9.990	2/1/2007	1/1/2037	1,753.67	1,753.67	6/1/2007	200,000.00	199,542.45

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
1961	Missouri	64012	Investor	Single Family	360	355	90.00	100.00	8.350	2/1/2007	1/1/2037	682.48	682.48	6/1/2007	90,000.00	89,714.91
1962	Florida	33175	Owner Occupied	Single Family	360	356	80.00	100.00	7.550	3/1/2007	2/1/2037	1,597.41	1,597.41	6/1/2007	248,000.00	247,850.29
1963	New Jersey	07026	Owner Occupied	Single Family	360	356	80.00	100.00	8.750	3/1/2007	2/1/2037	2,435.62	2,435.62	6/1/2007	309,600.00	308,879.69
1964	Florida	33175	Owner Occupied	Single Family	360	356	100.00	100.00	10.950	3/1/2007	2/1/2037	588.10	588.10	6/1/2007	62,000.00	61,909.37
1965	New Jersey	07079	Investor	Single Family	360	355	74.94	74.94	8.850	2/1/2007	1/1/2037	2,302.17	2,302.17	6/1/2007	290,000.00	289,168.22
1966	Arizona	85706	Owner Occupied	Single Family	360	356	100.00	100.00	11.475	3/1/2007	2/1/2037	513.65	513.65	6/1/2007	51,969.00	51,901.24
1967	California	94531	Owner Occupied	Single Family	360	355	80.00	95.00	6.500	2/1/2007	1/1/2037	2,941.20	2,941.20	6/1/2007	521,752.00	521,170.52
1968	Georgia	30058	Owner Occupied	Single Family	360	356	90.00	90.00	7.700	3/1/2007	2/1/2037	936.83	936.83	6/1/2007	131,400.00	131,021.66
1969	California	94531	Owner Occupied	Single Family	360	355	95.00	95.00	11.250	2/1/2007	1/1/2037	950.17	950.17	6/1/2007	97,828.00	97,659.72
1970	Florida	33064	Owner Occupied	Condominium	360	355	65.00	65.00	8.950	2/1/2007	1/1/2037	650.83	650.83	6/1/2007	81,250.00	81,022.36
1971	Nevada	89131	Owner Occupied	Single Family	360	355	80.00	100.00	8.400	2/1/2007	1/1/2037	2,176.49	2,176.49	6/1/2007	300,000.00	299,612.16
1972	Maryland	20706	Investor	Single Family	360	355	80.00	80.00	8.750	2/1/2007	1/1/2037	2,523.73	2,523.73	6/1/2007	320,800.00	319,863.63
1973	California	92543	Owner Occupied	Single Family	360	355	95.00	95.00	8.050	2/1/2007	1/1/2037	1,621.96	1,621.96	6/1/2007	237,405.00	237,256.18
1974	Pennsylvania	19607	Owner Occupied	Single Family	360	356	77.05	77.05	10.200	3/1/2007	2/1/2037	838.84	838.84	6/1/2007	94,000.00	93,838.60
1975	California	90712	Owner Occupied	Single Family	360	355	80.00	100.00	5.450	2/1/2007	1/1/2037	2,003.29	2,003.29	6/1/2007	412,000.00	411,333.36
1976	Missouri	63301	Owner Occupied	Single Family	360	355	90.00	90.00	7.700	2/1/2007	1/1/2037	1,379.58	1,379.58	6/1/2007	193,500.00	192,801.32
1977	New York	10954	Owner Occupied	Single Family	360	356	80.00	100.00	6.850	3/1/2007	2/1/2037	1,983.18	1,983.18	6/1/2007	336,000.00	335,737.04
1978	Florida	32568	Owner Occupied	Single Family	360	356	85.00	85.00	8.500	3/1/2007	2/1/2037	823.51	823.51	6/1/2007	107,100.00	106,837.69
1979	New York	10954	Owner Occupied	Single Family	360	356	100.00	100.00	11.075	3/1/2007	2/1/2037	804.72	804.72	6/1/2007	84,000.00	83,880.48
1980	California	92376	Owner Occupied	Single Family	360	356	65.00	65.00	6.350	3/1/2007	2/1/2037	1,479.02	1,479.02	6/1/2007	279,500.00	279,500.00
1981	California	90712	Owner Occupied	Single Family	360	355	100.00	100.00	10.025	2/1/2007	1/1/2037	905.80	905.80	6/1/2007	103,000.00	102,669.58
1982	New York	11701	Owner Occupied	Single Family	360	356	80.00	80.00	6.250	3/1/2007	2/1/2037	2,216.58	2,216.58	6/1/2007	360,000.00	358,622.96
1983	New York	11356	Owner Occupied	2 Family	360	356	80.00	100.00	6.800	3/1/2007	2/1/2037	3,194.85	3,194.85	6/1/2007	544,800.00	544,264.98
1984	Colorado	80127	Owner Occupied	Single Family	360	355	90.00	90.00	8.590	2/1/2007	1/1/2037	2,031.75	2,031.75	6/1/2007	279,900.00	279,757.31
1985	New York	11720	Owner Occupied	Single Family	360	356	84.62	84.62	7.000	3/1/2007	2/1/2037	2,050.72	2,050.72	6/1/2007	330,000.00	329,484.63
1986	Florida	33065	Owner Occupied	Condominium	360	356	80.00	80.00	8.950	3/1/2007	2/1/2037	711.31	711.31	6/1/2007	88,800.00	88,223.94
1987	Illinois	60046	Owner Occupied	Single Family	360	356	80.00	80.00	6.890	3/1/2007	2/1/2037	2,017.16	2,017.16	6/1/2007	340,000.00	339,737.78
1988	Kansas	66102	Investor	Single Family	360	355	80.00	80.00	10.450	2/1/2007	1/1/2037	524.74	524.74	6/1/2007	57,600.00	57,482.27
1989	California	91342	Owner Occupied	Single Family	360	356	80.00	85.76	6.400	3/1/2007	2/1/2037	2,705.35	2,705.35	6/1/2007	486,400.00	485,790.26
1990	Georgia	30016	Owner Occupied	Single Family	360	355	95.00	95.00	9.250	2/1/2007	1/1/2037	1,309.22	1,309.22	6/1/2007	168,150.00	168,083.67
1991	Ohio	44057	Owner Occupied	Single Family	360	355	100.00	100.00	8.450	2/1/2007	1/1/2037	1,186.33	1,186.33	6/1/2007	155,000.00	154,518.92
1992	Maryland	21117	Owner Occupied	Single Family	360	356	85.00	85.00	6.100	3/1/2007	2/1/2037	1,338.53	1,338.53	6/1/2007	250,750.00	250,492.51
1993	Hawaii	96782	Owner Occupied	Condominium	360	356	80.00	100.00	6.300	3/1/2007	2/1/2037	1,426.64	1,426.64	6/1/2007	260,000.00	259,751.49
1994	Hawaii	96782	Owner Occupied	Condominium	360	356	100.00	100.00	11.075	3/1/2007	2/1/2037	622.70	622.70	6/1/2007	65,000.00	64,907.52
1995	California	95228	Owner Occupied	Single Family	360	355	49.79	49.80	5.500	2/1/2007	1/1/2037	2,750.00	2,750.00	6/1/2007	600,000.00	600,000.00
1996	Missouri	63136	Investor	Single Family	360	355	90.00	100.00	8.350	2/1/2007	1/1/2037	429.96	429.96	6/1/2007	56,700.00	56,520.40
1997	Tennessee	37025	Owner Occupied	Single Family	360	355	68.65	68.65	10.600	2/1/2007	1/1/2037	569.78	569.78	6/1/2007	61,783.00	61,660.71
1998	Florida	33936	Owner Occupied	Single Family	360	355	80.00	100.00	6.900	2/1/2007	1/1/2037	1,012.25	1,012.25	6/1/2007	170,400.00	170,235.88
1999	Minnesota	55920	Owner Occupied	Single Family	360	355	85.00	93.21	10.500	2/1/2007	1/1/2037	1,477.30	1,477.30	6/1/2007	161,500.00	161,173.47
2000	Florida	33936	Owner Occupied	Single Family	360	355	100.00	100.00	10.300	2/1/2007	1/1/2037	383.32	383.32	6/1/2007	42,600.00	42,510.14

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
2001	Maryland	21133	Owner Occupied	Single Family	360	356	55.83	55.83	9.400	3/1/2007	2/1/2037	958.60	958.60	6/1/2007	115,000.00	114,765.99
2002	California	93427	Owner Occupied	Single Family	360	356	90.00	90.00	7.750	3/1/2007	2/1/2037	3,770.17	3,770.17	6/1/2007	571,500.00	571,179.99
2003	Florida	33801	Owner Occupied	Single Family	360	355	80.00	100.00	7.750	2/1/2007	1/1/2037	808.11	808.11	6/1/2007	112,800.00	112,396.78
2004	Texas	77418	Owner Occupied	Single Family	360	356	80.00	80.00	9.700	3/1/2007	2/1/2037	828.11	828.11	6/1/2007	96,800.00	96,615.21
2005	New Jersey	08857	Owner Occupied	Single Family	360	355	80.00	100.00	8.050	2/1/2007	1/1/2037	2,049.61	2,049.61	6/1/2007	300,000.00	299,811.94
2006	Colorado	80011	Owner Occupied	Single Family	360	355	70.00	70.00	6.400	2/1/2007	1/1/2037	622.94	622.94	6/1/2007	112,000.00	111,870.59
2007	Florida	34471	Owner Occupied	Single Family	360	355	80.00	100.00	7.700	2/1/2007	1/1/2037	1,568.66	1,568.66	6/1/2007	239,200.00	239,028.85
2008	Texas	78251	Owner Occupied	Single Family	360	355	80.00	80.00	7.200	2/1/2007	1/1/2037	934.01	934.01	6/1/2007	137,600.00	137,050.56
2009	California	91710	Owner Occupied	Single Family	360	356	88.37	88.38	6.100	3/1/2007	2/1/2037	2,302.78	2,302.78	6/1/2007	380,000.00	378,504.19
2010	Washington	98205	Owner Occupied	Single Family	360	355	82.09	82.09	7.200	2/1/2007	1/1/2037	1,399.22	1,399.22	6/1/2007	220,000.00	219,599.12
2011	Florida	33801	Owner Occupied	Single Family	360	355	100.00	100.00	11.475	2/1/2007	1/1/2037	278.72	278.72	6/1/2007	28,200.00	28,153.84
2012	New York	11554	Owner Occupied	Single Family	360	355	80.00	100.00	7.500	2/1/2007	1/1/2037	2,532.87	2,532.87	6/1/2007	395,616.00	395,310.85
2013	New York	11554	Owner Occupied	Single Family	360	355	100.00	100.00	10.990	2/1/2007	1/1/2037	941.14	941.14	6/1/2007	98,904.00	98,724.02
2014	California	92083	Owner Occupied	Single Family	360	355	80.00	100.00	7.450	2/1/2007	1/1/2037	2,290.88	2,290.88	6/1/2007	360,000.00	359,717.10
2015	California	92083	Owner Occupied	Single Family	360	355	100.00	100.00	11.500	2/1/2007	1/1/2037	891.26	891.26	6/1/2007	90,000.00	89,853.42
2016	Maryland	21794	Owner Occupied	Single Family	360	355	80.00	80.00	6.920	2/1/2007	1/1/2037	4,502.53	4,502.53	6/1/2007	756,000.00	755,277.06
2017	Kansas	66083	Owner Occupied	Single Family	360	355	80.00	100.00	7.990	2/1/2007	1/1/2037	1,411.26	1,411.26	6/1/2007	208,000.00	207,866.60
2018	Florida	33149	Owner Occupied	Condominium	360	355	89.66	89.66	7.750	2/1/2007	1/1/2037	4,398.03	4,398.03	6/1/2007	650,000.00	648,986.42
2019	Kansas	66083	Owner Occupied	Single Family	360	355	100.00	100.00	12.575	2/1/2007	1/1/2037	558.00	558.00	6/1/2007	52,000.00	51,933.20
2020	New York	11356	Owner Occupied	2 Family	360	356	100.00	100.00	11.075	3/1/2007	2/1/2037	1,304.79	1,304.79	6/1/2007	136,200.00	135,905.54
2021	North Carolina	27704	Owner Occupied	Single Family	360	355	81.69	81.69	7.390	2/1/2007	1/1/2037	1,052.93	1,052.93	6/1/2007	162,000.00	161,720.18
2022	New York	12590	Owner Occupied	Single Family	360	356	82.50	82.50	7.990	3/1/2007	2/1/2037	2,292.05	2,292.05	6/1/2007	330,000.00	329,616.99
2023	California	91702	Owner Occupied	Single Family	360	355	73.56	73.56	6.400	2/1/2007	1/1/2037	1,988.41	1,988.41	6/1/2007	357,500.00	357,046.27
2024	North Carolina	28117	Owner Occupied	Single Family	360	355	85.00	100.00	7.850	2/1/2007	1/1/2037	1,957.49	1,957.49	6/1/2007	293,250.00	293,051.69
2025	Minnesota	56560	Investor	2 Family	360	356	90.00	90.00	7.350	3/1/2007	2/1/2037	781.29	781.29	6/1/2007	113,400.00	113,047.08
2026	Florida	34731	Owner Occupied	Single Family	360	357	80.00	100.00	7.870	4/1/2007	3/1/2037	1,692.95	1,692.95	6/1/2007	233,600.00	233,114.06
2027	Maryland	21215	Investor	Single Family	360	355	54.04	54.04	8.150	2/1/2007	1/1/2037	632.61	632.61	6/1/2007	85,000.00	84,719.63
2028	Florida	34731	Owner Occupied	Single Family	120	117	100.00	100.00	11.475	4/1/2007	3/1/2017	820.24	820.24	6/1/2007	58,400.00	57,607.10
2029	North Carolina	28117	Owner Occupied	Single Family	360	355	100.00	100.00	11.475	2/1/2007	1/1/2037	511.49	511.49	6/1/2007	51,750.00	51,665.24
2030	Florida	33322	Owner Occupied	Single Family	360	356	80.00	80.00	6.650	3/1/2007	2/1/2037	1,679.13	1,679.13	6/1/2007	292,000.00	291,754.12
2031	New Jersey	08109	Owner Occupied	Single Family	360	356	75.00	75.00	10.120	3/1/2007	2/1/2037	1,475.94	1,475.94	6/1/2007	166,500.00	166,209.18
2032	Florida	33467	Owner Occupied	Single Family	360	355	74.07	74.08	7.750	2/1/2007	1/1/2037	3,383.10	3,383.10	6/1/2007	500,000.00	499,220.32
2033	Texas	77505	Owner Occupied	Single Family	360	355	73.04	73.05	7.150	2/1/2007	1/1/2037	567.34	567.34	6/1/2007	84,000.00	83,661.59
2034	Florida	33619	Owner Occupied	Single Family	360	356	67.89	67.90	6.750	3/1/2007	2/1/2037	836.69	836.69	6/1/2007	129,000.00	128,551.98
2035	New Jersey	08857	Owner Occupied	Single Family	120	115	100.00	100.00	11.325	2/1/2007	1/1/2017	1,046.97	1,046.97	6/1/2007	75,000.00	73,271.90
2036	Texas	77429	Owner Occupied	Single Family	360	355	80.00	100.00	6.550	2/1/2007	1/1/2037	655.63	655.63	6/1/2007	103,191.00	102,321.30
2037	Colorado	80017	Owner Occupied	Single Family	360	355	85.00	85.00	7.750	2/1/2007	1/1/2037	1,099.05	1,099.05	6/1/2007	166,600.00	166,483.05
2038	Virginia	23321	Owner Occupied	Single Family	360	355	79.84	79.85	6.100	2/1/2007	1/1/2037	2,135.24	2,135.24	6/1/2007	400,000.00	399,404.75
2039	Indiana	46342	Investor	Single Family	360	355	85.00	85.00	7.750	2/1/2007	1/1/2037	572.41	572.41	6/1/2007	79,900.00	79,600.33
2040	Connecticut	06001	Owner Occupied	Single Family	360	355	80.00	100.00	6.970	2/1/2007	1/1/2037	1,256.33	1,256.33	6/1/2007	209,600.00	209,403.20

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
2041	California	93722	Owner Occupied	Single Family	360	355	84.00	84.00	6.000	2/1/2007	1/1/2037	1,762.68	1,762.68	6/1/2007	294,000.00	292,521.90
2042	Connecticut	06001	Owner Occupied	Single Family	360	355	100.00	100.00	10.600	2/1/2007	1/1/2037	483.25	483.25	6/1/2007	52,400.00	52,296.28
2043	Texas	77429	Owner Occupied	Single Family	360	355	100.00	100.00	9.950	2/1/2007	1/1/2037	225.43	225.43	6/1/2007	25,797.00	25,738.38
2044	Hawaii	96816	Owner Occupied	Condominium	360	355	80.00	96.00	6.350	2/1/2007	1/1/2037	2,464.05	2,464.05	6/1/2007	396,000.00	394,037.12
2045	California	90275	Owner Occupied	Single Family	360	355	80.00	100.00	6.990	2/1/2007	1/1/2037	3,100.76	3,100.76	6/1/2007	516,000.00	515,519.12
2046	California	92301	Owner Occupied	Single Family	360	355	80.00	100.00	7.250	2/1/2007	1/1/2037	1,415.64	1,415.64	6/1/2007	228,000.00	227,806.98
2047	Georgia	30342	Owner Occupied	Condominium	360	356	80.00	100.00	8.250	3/1/2007	2/1/2037	1,147.69	1,147.69	6/1/2007	164,200.00	164,123.97
2048	Hawaii	96816	Owner Occupied	Condominium	360	355	96.00	96.00	12.325	2/1/2007	1/1/2037	834.53	834.53	6/1/2007	79,200.00	79,040.31
2049	California	92301	Owner Occupied	Single Family	360	355	100.00	100.00	11.075	2/1/2007	1/1/2037	546.06	546.06	6/1/2007	57,000.00	56,898.14
2050	Florida	33527	Owner Occupied	Single Family	360	355	100.00	100.00	9.900	2/1/2007	1/1/2037	727.13	727.13	6/1/2007	87,500.00	87,473.29
2051	New York	11419	Owner Occupied	2 Family	360	355	98.00	98.00	8.100	2/1/2007	1/1/2037	4,626.21	4,626.21	6/1/2007	673,260.00	672,845.93
2052	Pennsylvania	18102	Investor	3 Family	360	356	80.00	80.00	7.650	3/1/2007	2/1/2037	1,078.46	1,078.46	6/1/2007	152,000.00	151,557.95
2053	New York	11421	Owner Occupied	2 Family	360	355	80.00	100.00	6.300	2/1/2007	1/1/2037	2,884.89	2,884.89	6/1/2007	525,760.00	525,130.18
2054	Georgia	30281	Owner Occupied	Single Family	360	355	95.00	95.00	6.950	2/1/2007	1/1/2037	1,225.63	1,225.63	6/1/2007	185,155.00	184,379.71
2055	Illinois	60411	Owner Occupied	Single Family	360	356	80.00	100.00	7.150	3/1/2007	2/1/2037	1,447.14	1,447.14	6/1/2007	236,000.00	235,525.55
2056	Illinois	60411	Owner Occupied	Single Family	360	356	100.00	100.00	10.650	3/1/2007	2/1/2037	546.32	546.32	6/1/2007	59,000.00	58,629.88
2057	Florida	33609	Owner Occupied	Single Family	360	355	80.00	100.00	7.650	2/1/2007	1/1/2037	2,059.99	2,059.99	6/1/2007	316,000.00	315,769.63
2058	New York	11421	Owner Occupied	2 Family	360	355	100.00	100.00	10.525	2/1/2007	1/1/2037	1,204.79	1,204.79	6/1/2007	131,440.00	131,175.64
2059	Maryland	21639	Owner Occupied	Single Family	360	355	80.00	100.00	7.720	2/1/2007	1/1/2037	1,298.41	1,298.41	6/1/2007	197,520.00	197,330.18
2060	Maryland	21639	Owner Occupied	Single Family	360	355	100.00	100.00	10.175	2/1/2007	1/1/2037	439.74	439.74	6/1/2007	49,380.00	49,116.44
2061	California	91367	Owner Occupied	Single Family	360	355	70.73	70.73	5.990	2/1/2007	1/1/2037	4,066.58	4,066.58	6/1/2007	679,000.00	675,074.81
2062	District of Columbia	20032	Owner Occupied	Single Family	360	355	73.01	73.01	7.150	2/1/2007	1/1/2037	1,190.83	1,190.83	6/1/2007	194,200.00	194,029.38
2063	Washington	98506	Owner Occupied	Single Family	360	355	80.00	100.00	6.700	2/1/2007	1/1/2037	1,250.28	1,250.28	6/1/2007	216,000.00	215,776.10
2064	Washington	98506	Owner Occupied	Single Family	360	355	100.00	100.00	11.475	2/1/2007	1/1/2037	533.73	533.73	6/1/2007	54,000.00	51,535.19
2065	Florida	33413	Owner Occupied	Single Family	360	355	86.17	86.18	8.990	2/1/2007	1/1/2037	3,068.97	3,068.97	6/1/2007	405,000.00	404,819.97
2066	Utah	84088	Owner Occupied	Single Family	360	356	80.00	100.00	7.750	3/1/2007	2/1/2037	1,329.95	1,329.95	6/1/2007	201,600.00	201,487.11
2067	Utah	84088	Owner Occupied	Single Family	360	356	100.00	100.00	12.325	3/1/2007	2/1/2037	531.06	531.06	6/1/2007	50,400.00	50,345.52
2068	New Jersey	07062	Owner Occupied	Single Family	360	356	84.10	84.11	7.700	3/1/2007	2/1/2037	2,866.10	2,866.10	6/1/2007	402,000.00	400,842.52
2069	Illinois	60585	Owner Occupied	Single Family	360	355	81.60	81.60	7.300	2/1/2007	1/1/2037	1,861.50	1,855.40	6/1/2007	306,000.00	304,997.57
2070	California	95823	Investor	Single Family	360	355	80.00	80.00	8.950	2/1/2007	1/1/2037	1,762.26	1,762.26	6/1/2007	220,000.00	219,383.75
2071	California	95350	Owner Occupied	Single Family	360	355	80.00	100.00	7.990	2/1/2007	1/1/2037	1,628.37	1,628.37	6/1/2007	240,000.00	239,846.11
2072	California	95350	Owner Occupied	Single Family	360	355	100.00	100.00	11.775	2/1/2007	1/1/2037	606.80	606.80	6/1/2007	60,000.00	59,907.95
2073	Florida	33012	Owner Occupied	Condominium	360	356	65.00	65.00	12.100	3/1/2007	2/1/2037	1,346.88	1,346.88	6/1/2007	133,250.00	133,236.69
2074	Florida	33012	Owner Occupied	Single Family	360	355	100.00	100.00	9.990	2/1/2007	1/1/2037	789.15	789.15	6/1/2007	90,000.00	89,797.15
2075	California	93535	Owner Occupied	Single Family	360	356	80.00	100.00	7.550	3/1/2007	2/1/2037	1,519.60	1,519.60	6/1/2007	235,920.00	235,777.58
2076	Virginia	22079	Owner Occupied	Single Family	360	356	90.00	90.00	5.990	3/1/2007	2/1/2037	4,188.16	4,188.16	6/1/2007	699,300.00	696,415.93
2077	Maryland	20745	Owner Occupied	Single Family	360	355	83.39	83.40	5.990	2/1/2007	1/1/2037	1,253.71	1,253.71	6/1/2007	238,500.00	238,180.84
2078	New York	11793	Owner Occupied	Single Family	360	356	85.00	85.00	7.000	3/1/2007	2/1/2037	2,884.09	2,884.09	6/1/2007	433,500.00	432,066.16
2079	Indiana	46350	Owner Occupied	Single Family	360	355	80.00	100.00	6.750	2/1/2007	1/1/2037	813.81	813.81	6/1/2007	139,680.00	139,537.28
2080	California	92656	Owner Occupied	Single Family	360	356	80.00	100.00	7.750	3/1/2007	2/1/2037	2,475.18	2,475.18	6/1/2007	375,200.00	374,989.92

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
2081	California	94583	Owner Occupied	Single Family	360	355	85.00	85.00	6.770	2/1/2007	1/1/2037	4,865.93	4,865.93	6/1/2007	833,000.00	832,158.46
2082	California	92656	Owner Occupied	Single Family	360	356	100.00	100.00	11.500	3/1/2007	2/1/2037	928.89	928.89	6/1/2007	93,800.00	93,678.38
2083	Illinois	60061	Owner Occupied	Condominium	360	355	80.00	100.00	7.600	2/1/2007	1/1/2037	1,052.36	1,052.36	6/1/2007	162,400.00	162,279.32
2084	California	92868	Owner Occupied	Single Family	360	355	34.75	34.76	5.990	2/1/2007	1/1/2037	1,114.41	1,114.41	6/1/2007	212,000.00	211,715.49
2085	California	92335	Owner Occupied	Single Family	360	355	90.00	90.00	7.240	2/1/2007	1/1/2037	2,576.06	2,576.06	6/1/2007	378,000.00	369,973.07
2086	New York	11550	Owner Occupied	Single Family	360	356	80.00	100.00	6.100	3/1/2007	2/1/2037	1,842.22	1,842.22	6/1/2007	304,000.00	302,800.96
2087	Indiana	46350	Owner Occupied	Single Family	360	355	100.00	100.00	12.250	2/1/2007	1/1/2037	365.93	365.93	6/1/2007	34,920.00	34,871.67
2088	New Jersey	07032	Owner Occupied	2 Family	360	355	90.00	90.00	7.950	2/1/2007	1/1/2037	3,203.18	3,203.18	6/1/2007	474,300.00	473,991.23
2089	Wisconsin	53570	Owner Occupied	Single Family	360	355	95.00	95.00	9.550	2/1/2007	1/1/2037	1,131.21	1,131.21	6/1/2007	133,950.00	133,618.82
2090	North Carolina	28115	Owner Occupied	Single Family	360	355	95.00	95.00	7.750	2/1/2007	1/1/2037	1,497.30	1,497.30	6/1/2007	209,000.00	208,252.87
2091	Georgia	30311	Investor	Single Family	360	355	68.87	68.87	9.950	2/1/2007	1/1/2037	692.11	692.11	6/1/2007	79,200.00	79,019.99
2092	Massachusetts	01841	Owner Occupied	Condominium	360	356	95.00	95.00	7.700	3/1/2007	2/1/2037	1,258.47	1,258.47	6/1/2007	191,900.00	191,788.36
2093	Maryland	20678	Owner Occupied	Single Family	360	357	85.00	85.00	8.350	4/1/2007	3/1/2037	3,004.15	3,004.15	6/1/2007	425,000.00	424,858.45
2094	Texas	77084	Owner Occupied	Single Family	360	355	80.00	100.00	7.990	2/1/2007	1/1/2037	823.91	823.91	6/1/2007	112,392.00	112,009.09
2095	New York	11234	Owner Occupied	Single Family	360	356	89.02	89.03	5.650	3/1/2007	2/1/2037	2,050.48	2,050.48	6/1/2007	409,500.00	409,006.87
2096	Colorado	80424	Second Home	Single Family	360	356	84.21	84.22	7.150	3/1/2007	2/1/2037	5,403.25	5,403.25	6/1/2007	800,000.00	797,430.82
2097	Texas	77084	Owner Occupied	Single Family	360	355	100.00	100.00	9.990	2/1/2007	1/1/2037	246.37	246.37	6/1/2007	28,098.00	28,034.69
2098	California	90044	Owner Occupied	Single Family	360	356	80.00	100.00	5.750	3/1/2007	2/1/2037	1,686.64	1,686.64	6/1/2007	332,000.00	331,611.00
2099	California	90044	Owner Occupied	Single Family	360	356	100.00	100.00	10.025	3/1/2007	2/1/2037	729.92	729.92	6/1/2007	83,000.00	82,852.06
2100	Maryland	21075	Owner Occupied	Single Family	360	355	80.00	100.00	7.400	2/1/2007	1/1/2037	1,821.55	1,821.55	6/1/2007	288,000.00	287,769.43
2101	Maryland	21075	Owner Occupied	Single Family	360	355	100.00	100.00	11.750	2/1/2007	1/1/2037	726.78	726.78	6/1/2007	72,000.00	71,888.94
2102	Utah	84020	Owner Occupied	Single Family	360	356	80.00	100.00	6.500	3/1/2007	2/1/2037	5,309.37	5,309.37	6/1/2007	840,000.00	836,937.75
2103	New Jersey	08618	Owner Occupied	Single Family	360	357	80.00	100.00	7.700	4/1/2007	3/1/2037	1,122.72	1,122.72	6/1/2007	171,200.00	171,126.97
2104	Florida	33609	Owner Occupied	Single Family	360	355	100.00	100.00	11.500	2/1/2007	1/1/2037	782.33	782.33	6/1/2007	79,000.00	78,871.32
2105	Utah	84020	Owner Occupied	Single Family	360	356	100.00	100.00	9.990	3/1/2007	2/1/2037	1,841.35	1,841.35	6/1/2007	210,000.00	209,622.92
2106	California	94568	Owner Occupied	Single Family	360	355	88.89	88.89	6.550	2/1/2007	1/1/2037	5,458.33	5,458.33	6/1/2007	1,000,000.00	1,000,000.00
2107	New Jersey	07675	Owner Occupied	2 Family	360	355	97.14	97.15	6.700	2/1/2007	1/1/2037	2,952.04	2,952.04	6/1/2007	510,000.00	509,471.44
2108	Maryland	20747	Owner Occupied	Single Family	360	356	70.00	70.00	8.150	3/1/2007	2/1/2037	1,276.39	1,276.39	6/1/2007	171,500.00	171,048.95
2109	Florida	33830	Owner Occupied	Single Family	360	355	85.71	85.72	7.400	2/1/2007	1/1/2037	2,077.14	2,077.14	6/1/2007	300,000.00	297,166.89
2110	New York	11703	Owner Occupied	Single Family	360	356	100.00	100.00	8.300	3/1/2007	2/1/2037	2,987.35	2,987.35	6/1/2007	425,000.00	424,806.94
2111	Colorado	80125	Owner Occupied	Single Family	360	355	80.00	100.00	6.190	2/1/2007	1/1/2037	1,996.91	1,996.91	6/1/2007	369,457.00	368,996.63
2112	Florida	32909	Owner Occupied	Single Family	360	356	100.00	100.00	6.550	3/1/2007	2/1/2037	1,478.45	1,478.45	6/1/2007	251,000.00	250,562.80
2113	Colorado	80125	Owner Occupied	Single Family	360	355	100.00	100.00	10.175	2/1/2007	1/1/2037	822.53	822.53	6/1/2007	92,364.00	92,163.84
2114	New York	11550	Investor	Single Family	360	357	80.00	90.00	7.750	4/1/2007	3/1/2037	2,407.15	2,407.15	6/1/2007	336,000.00	335,283.95
2115	Maryland	21017	Owner Occupied	Single Family	360	355	90.00	90.00	8.400	2/1/2007	1/1/2037	1,412.45	1,412.45	6/1/2007	185,400.00	184,818.68
2116	Delaware	19720	Investor	Single Family	360	356	90.00	100.00	8.450	3/1/2007	2/1/2037	1,102.69	1,102.69	6/1/2007	151,200.00	151,046.42
2117	Texas	77373	Owner Occupied	Single Family	180	175	100.00	100.00	9.990	2/1/2007	1/1/2022	245.94	245.94	6/1/2007	22,900.00	22,618.87
2118	Maryland	21221	Owner Occupied	Single Family	360	355	100.00	100.00	9.700	2/1/2007	1/1/2037	727.16	727.16	6/1/2007	85,000.00	84,793.81
2119	New York	11420	Owner Occupied	Single Family	360	356	80.00	100.00	6.500	3/1/2007	2/1/2037	1,864.32	1,864.32	6/1/2007	330,720.00	330,425.95
2120	Pennsylvania	19134	Owner Occupied	Single Family	240	237	95.00	95.00	8.950	4/1/2007	3/1/2027	851.69	851.69	6/1/2007	95,000.00	94,567.34

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
2121	New York	10567	Owner Occupied	Single Family	360	355	80.00	100.00	7.750	2/1/2007	1/1/2037	2,216.58	2,216.58	6/1/2007	336,000.00	335,764.07
2122	Maryland	20772	Owner Occupied	Single Family	360	355	90.00	90.00	5.650	2/1/2007	1/1/2037	2,343.41	2,343.41	6/1/2007	468,000.00	467,293.83
2123	Arizona	85222	Owner Occupied	Single Family	360	356	68.86	68.86	11.990	3/1/2007	2/1/2037	1,613.71	1,613.71	6/1/2007	157,000.00	156,817.21
2124	Pennsylvania	19057	Owner Occupied	Single Family	360	355	94.82	94.82	7.000	2/1/2007	1/1/2037	1,198.56	1,198.56	6/1/2007	180,152.00	179,404.98
2125	New York	12568	Owner Occupied	Single Family	360	355	80.00	100.00	6.400	2/1/2007	1/1/2037	1,690.84	1,690.84	6/1/2007	304,000.00	303,648.74
2126	New York	10567	Owner Occupied	Single Family	360	355	100.00	100.00	11.500	2/1/2007	1/1/2037	831.84	831.84	6/1/2007	84,000.00	83,863.20
2127	Missouri	63111	Investor	2 Family	360	355	90.00	100.00	7.400	2/1/2007	1/1/2037	778.93	778.93	6/1/2007	112,500.00	112,067.44
2128	New York	12568	Owner Occupied	Single Family	360	355	100.00	100.00	9.990	2/1/2007	1/1/2037	666.39	666.39	6/1/2007	76,000.00	75,828.72
2129	Florida	33309	Owner Occupied	Condominium	360	356	75.00	75.00	10.000	3/1/2007	2/1/2037	1,210.03	1,210.03	6/1/2007	142,500.00	142,408.74
2130	Pennsylvania	19444	Owner Occupied	Single Family	360	357	90.00	90.00	9.850	4/1/2007	3/1/2037	2,456.55	2,456.55	6/1/2007	283,500.00	283,108.34
2131	California	91915	Owner Occupied	Single Family	360	355	90.00	90.00	5.950	2/1/2007	1/1/2037	2,516.86	2,516.86	6/1/2007	481,500.00	480,846.44
2132	California	92504	Owner Occupied	Single Family	360	355	75.81	75.82	6.950	2/1/2007	1/1/2037	1,949.04	1,949.04	6/1/2007	326,000.00	325,691.67
2133	New York	11203	Owner Occupied	Single Family	360	356	80.00	80.00	5.990	3/1/2007	2/1/2037	1,787.26	1,787.26	6/1/2007	340,000.00	339,636.93
2134	Washington	98031	Owner Occupied	Single Family	360	356	75.00	75.00	10.900	3/1/2007	2/1/2037	2,139.76	2,139.76	6/1/2007	232,500.00	232,386.93
2135	California	92882	Owner Occupied	Single Family	360	356	80.00	100.00	6.400	3/1/2007	2/1/2037	3,227.86	3,227.86	6/1/2007	580,343.00	579,807.66
2136	California	92251	Owner Occupied	Single Family	360	356	85.00	85.00	9.350	3/1/2007	2/1/2037	1,771.90	1,771.90	6/1/2007	225,250.00	225,182.81
2137	California	92882	Owner Occupied	Single Family	360	356	100.00	100.00	10.725	3/1/2007	2/1/2037	1,351.62	1,351.62	6/1/2007	145,085.00	144,861.56
2138	California	94603	Investor	Single Family	360	355	50.00	50.00	6.650	2/1/2007	1/1/2037	1,265.09	1,265.09	6/1/2007	220,000.00	219,767.83
2139	Florida	32810	Second Home	Single Family	360	355	88.04	88.05	6.050	2/1/2007	1/1/2037	1,220.61	1,220.61	6/1/2007	202,500.00	201,491.52
2140	Florida	32808	Owner Occupied	Single Family	360	355	90.00	90.00	8.950	2/1/2007	1/1/2037	1,333.71	1,333.71	6/1/2007	166,500.00	166,033.61
2141	New York	11420	Owner Occupied	Single Family	360	356	100.00	100.00	10.175	3/1/2007	2/1/2037	736.29	736.29	6/1/2007	82,680.00	82,537.27
2142	Maryland	21117	Investor	Single Family	360	356	90.00	90.00	8.200	3/1/2007	2/1/2037	1,931.45	1,931.45	6/1/2007	258,300.00	257,627.55
2143	Florida	33971	Investor	Single Family	360	355	85.00	100.00	8.850	2/1/2007	1/1/2037	1,649.96	1,649.96	6/1/2007	221,000.00	220,898.10
2144	Connecticut	06705	Owner Occupied	Single Family	360	356	80.00	80.00	10.150	3/1/2007	2/1/2037	1,170.88	1,170.88	6/1/2007	136,000.00	135,916.76
2145	California	90006	Owner Occupied	Single Family	360	355	44.36	44.37	9.350	2/1/2007	1/1/2037	2,355.31	2,355.31	6/1/2007	295,000.00	294,711.69
2146	New York	11422	Owner Occupied	Single Family	360	355	95.00	95.00	7.250	2/1/2007	1/1/2037	2,496.72	2,496.72	6/1/2007	413,250.00	413,250.00
2147	California	92407	Owner Occupied	Single Family	360	355	80.00	100.00	7.150	2/1/2007	1/1/2037	1,741.48	1,741.48	6/1/2007	284,000.00	283,748.89
2148	Maryland	20656	Owner Occupied	Single Family	360	355	80.00	100.00	8.350	2/1/2007	1/1/2037	1,391.67	1,391.67	6/1/2007	200,000.00	200,000.00
2149	California	92407	Owner Occupied	Single Family	360	355	100.00	100.00	10.300	2/1/2007	1/1/2037	638.87	638.87	6/1/2007	71,000.00	70,846.70
2150	New York	11003	Owner Occupied	Single Family	360	356	80.00	100.00	5.500	3/1/2007	2/1/2037	1,975.91	1,975.91	6/1/2007	348,000.00	346,465.85
2151	Massachusetts	01851	Owner Occupied	Single Family	360	355	85.00	85.00	7.650	2/1/2007	1/1/2037	1,598.18	1,598.18	6/1/2007	225,250.00	224,428.53
2152	California	91331	Owner Occupied	Single Family	360	355	59.01	59.01	8.250	2/1/2007	1/1/2037	2,082.90	2,082.90	6/1/2007	298,000.00	297,826.89
2153	Pennsylvania	18334	Owner Occupied	Single Family	360	356	80.00	100.00	7.050	3/1/2007	2/1/2037	1,444.31	1,444.31	6/1/2007	216,000.00	215,292.55
2154	Colorado	80219	Owner Occupied	Single Family	360	356	85.00	85.00	6.990	3/1/2007	2/1/2037	1,112.92	1,112.92	6/1/2007	167,450.00	166,895.09
2155	New Jersey	08873	Owner Occupied	Single Family	360	355	100.00	100.00	10.350	2/1/2007	1/1/2037	3,885.24	3,885.24	6/1/2007	430,000.00	429,102.19
2156	Arizona	85050	Owner Occupied	Single Family	360	355	80.00	100.00	6.550	2/1/2007	1/1/2037	1,361.97	1,361.97	6/1/2007	240,000.00	239,737.30
2157	Florida	33157	Owner Occupied	Single Family	360	355	100.00	100.00	8.500	2/1/2007	1/1/2037	2,368.25	2,368.25	6/1/2007	308,000.00	307,048.48
2158	California	91768	Investor	2 Family	360	355	90.00	95.00	8.200	2/1/2007	1/1/2037	3,252.66	3,252.66	6/1/2007	468,000.00	467,722.94
2159	California	95206	Owner Occupied	Single Family	360	355	84.21	84.22	7.500	2/1/2007	1/1/2037	1,579.37	1,579.37	6/1/2007	240,000.00	239,598.15
2160	Arizona	85050	Owner Occupied	Single Family	360	355	100.00	100.00	12.075	2/1/2007	1/1/2037	620.63	620.63	6/1/2007	60,000.00	59,913.89

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
2161	Florida	33305	Owner Occupied	Single Family	360	356	95.00	95.00	7.900	3/1/2007	2/1/2037	2,200.61	2,200.61	6/1/2007	327,750.00	327,576.60
2162	Illinois	60119	Owner Occupied	Single Family	360	355	80.00	100.00	8.050	2/1/2007	1/1/2037	1,663.24	1,663.24	6/1/2007	225,600.00	224,840.67
2163	California	91768	Investor	2 Family	360	355	95.00	95.00	13.850	2/1/2007	1/1/2037	304.98	304.98	6/1/2007	26,000.00	25,974.94
2164	Illinois	60803	Owner Occupied	Single Family	360	356	74.07	74.08	6.800	3/1/2007	2/1/2037	1,303.85	1,303.85	6/1/2007	200,000.00	199,312.12
2165	New Jersey	07040	Owner Occupied	Single Family	360	356	90.00	90.00	8.850	3/1/2007	2/1/2037	2,893.60	2,893.60	6/1/2007	364,500.00	363,669.22
2166	Massachusetts	02764	Owner Occupied	Single Family	360	355	80.64	80.64	6.250	2/1/2007	1/1/2037	1,520.47	1,520.47	6/1/2007	279,000.00	278,659.74
2167	Florida	32346	Second Home	Single Family	360	356	65.00	65.00	8.950	3/1/2007	2/1/2037	2,733.51	2,733.51	6/1/2007	341,250.00	340,488.12
2168	Illinois	60119	Owner Occupied	Single Family	360	355	100.00	100.00	11.990	2/1/2007	1/1/2037	579.70	579.70	6/1/2007	56,400.00	56,317.52
2169	Maryland	21218	Owner Occupied	Single Family	360	356	85.00	85.00	10.000	3/1/2007	2/1/2037	1,193.50	1,193.50	6/1/2007	136,000.00	135,756.31
2170	Pennsylvania	19518	Owner Occupied	Single Family	360	356	85.00	85.00	5.990	3/1/2007	2/1/2037	1,349.04	1,349.04	6/1/2007	225,250.00	224,344.57
2171	Hawaii	96789	Owner Occupied	Condominium	360	355	80.00	100.00	6.300	2/1/2007	1/1/2037	1,404.69	1,404.69	6/1/2007	256,000.00	255,693.35
2172	New York	10475	Owner Occupied	Single Family	360	356	85.00	85.00	8.050	3/1/2007	2/1/2037	2,349.99	2,349.99	6/1/2007	318,750.00	317,894.60
2173	Colorado	80203	Owner Occupied	Condominium	360	356	80.00	98.89	5.990	3/1/2007	2/1/2037	900.76	900.76	6/1/2007	150,400.00	149,795.45
2174	Virginia	22204	Owner Occupied	Condominium	360	355	85.00	85.00	8.920	2/1/2007	1/1/2037	2,113.89	2,113.89	6/1/2007	276,250.00	275,943.32
2175	Colorado	80919	Owner Occupied	Single Family	360	355	87.40	87.40	7.750	2/1/2007	1/1/2037	1,441.44	1,441.44	6/1/2007	218,500.00	218,346.57
2176	Hawaii	96789	Owner Occupied	Condominium	360	355	100.00	100.00	10.025	2/1/2007	1/1/2037	562.83	562.83	6/1/2007	64,000.00	63,856.80
2177	New York	13903	Investor	2 Family	360	356	80.00	80.00	6.700	3/1/2007	2/1/2037	557.52	557.52	6/1/2007	86,400.00	86,096.99
2178	Nevada	89436	Owner Occupied	Single Family	360	355	90.00	90.00	5.990	2/1/2007	1/1/2037	1,483.70	1,483.70	6/1/2007	270,000.00	269,313.43
2179	New York	11003	Owner Occupied	Single Family	360	356	100.00	100.00	9.850	3/1/2007	2/1/2037	753.86	753.86	6/1/2007	87,000.00	86,839.09
2180	Florida	33511	Owner Occupied	Single Family	360	356	65.00	65.00	8.990	3/1/2007	2/1/2037	940.57	940.57	6/1/2007	117,000.00	116,740.93
2181	Massachusetts	01702	Owner Occupied	Single Family	360	356	85.00	85.00	6.600	3/1/2007	2/1/2037	1,954.30	1,954.30	6/1/2007	306,000.00	304,905.82
2182	California	91605	Owner Occupied	Single Family	360	355	90.00	90.00	6.750	2/1/2007	1/1/2037	3,645.00	3,645.00	6/1/2007	648,000.00	648,000.00
2183	California	90250	Owner Occupied	Single Family	360	355	85.00	85.00	7.550	2/1/2007	1/1/2037	2,812.52	2,812.52	6/1/2007	425,000.00	424,298.43
2184	Virginia	20112	Owner Occupied	Single Family	360	355	85.00	100.00	7.450	2/1/2007	1/1/2037	2,217.70	2,217.70	6/1/2007	348,500.00	348,226.14
2185	Virginia	20112	Owner Occupied	Single Family	360	355	100.00	100.00	11.475	2/1/2007	1/1/2037	607.86	607.86	6/1/2007	61,500.00	61,399.25
2186	Maryland	20747	Owner Occupied	Condominium	360	356	90.00	90.00	9.850	3/1/2007	2/1/2037	1,224.38	1,224.38	6/1/2007	141,300.00	141,038.64
2187	California	90068	Owner Occupied	Single Family	360	355	76.92	90.00	6.350	2/1/2007	1/1/2037	5,524.50	5,524.50	6/1/2007	1,000,000.00	998,823.45
2188	California	90068	Owner Occupied	Single Family	360	355	90.00	90.00	9.990	2/1/2007	1/1/2037	1,490.62	1,490.62	6/1/2007	170,000.00	169,616.82
2189	California	92557	Owner Occupied	Single Family	360	356	85.00	85.00	5.990	3/1/2007	2/1/2037	1,934.47	1,934.47	6/1/2007	323,000.00	321,701.67
2190	Arizona	85706	Owner Occupied	Single Family	360	356	80.00	100.00	7.850	3/1/2007	2/1/2037	839.07	839.07	6/1/2007	116,000.00	115,675.89
2191	Virginia	22192	Owner Occupied	Single Family	360	355	89.86	89.87	6.250	2/1/2007	1/1/2037	1,787.51	1,787.51	6/1/2007	328,000.00	327,599.97
2192	Minnesota	55397	Owner Occupied	Single Family	360	355	85.10	85.10	6.250	2/1/2007	1/1/2037	1,089.82	1,089.82	6/1/2007	177,000.00	176,151.48
2193	Arizona	85706	Owner Occupied	Single Family	360	356	100.00	100.00	11.075	3/1/2007	2/1/2037	277.82	277.82	6/1/2007	29,000.00	28,958.74
2194	California	93309	Owner Occupied	Condominium	360	355	80.00	100.00	6.800	2/1/2007	1/1/2037	1,043.08	1,043.08	6/1/2007	160,000.00	159,310.16
2195	California	93309	Owner Occupied	Condominium	120	115	100.00	100.00	10.175	2/1/2007	1/1/2017	532.49	532.49	6/1/2007	40,000.00	39,016.86
2196	California	90043	Owner Occupied	Single Family	360	356	44.31	44.32	7.660	3/1/2007	2/1/2037	1,347.78	1,347.78	6/1/2007	206,500.00	205,920.80
2197	California	92307	Owner Occupied	Single Family	360	356	95.00	95.00	6.920	3/1/2007	2/1/2037	1,697.38	1,697.38	6/1/2007	285,000.00	284,782.61
2198	New Mexico	87507	Owner Occupied	Single Family	360	356	80.00	80.00	7.000	3/1/2007	2/1/2037	1,362.18	1,362.18	6/1/2007	219,200.00	218,863.02
2199	California	92220	Owner Occupied	Single Family	360	355	80.00	100.00	8.700	2/1/2007	1/1/2037	2,115.74	2,115.74	6/1/2007	288,000.00	287,859.28
2200	California	92220	Owner Occupied	Single Family	360	355	100.00	100.00	12.500	2/1/2007	1/1/2037	768.43	768.43	6/1/2007	72,000.00	71,905.91

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
2201	Maryland	20744	Owner Occupied	Single Family	360	356	88.71	88.71	6.450	3/1/2007	2/1/2037	3,079.75	3,079.75	6/1/2007	550,000.00	549,502.01
2202	Illinois	60641	Owner Occupied	Condominium	360	355	80.00	95.00	7.850	2/1/2007	1/1/2037	1,641.24	1,641.24	6/1/2007	239,920.00	239,553.36
2203	Illinois	60641	Owner Occupied	Condominium	360	355	95.00	95.00	11.850	2/1/2007	1/1/2037	457.53	457.53	6/1/2007	44,985.00	44,916.20
2204	California	95842	Owner Occupied	Single Family	360	356	80.00	100.00	7.000	3/1/2007	2/1/2037	1,623.34	1,623.34	6/1/2007	244,000.00	243,186.24
2205	California	95842	Owner Occupied	Single Family	360	356	100.00	100.00	11.675	3/1/2007	2/1/2037	612.24	612.24	6/1/2007	61,000.00	60,912.65
2206	Colorado	80016	Owner Occupied	Single Family	360	356	100.00	100.00	7.500	3/1/2007	2/1/2037	2,936.70	2,936.70	6/1/2007	420,000.00	418,741.46
2207	New York	12203	Owner Occupied	Single Family	360	356	95.00	95.00	7.240	3/1/2007	2/1/2037	1,066.30	1,066.30	6/1/2007	171,950.00	171,819.55
2208	New York	11203	Owner Occupied	Single Family	360	356	80.00	100.00	6.550	3/1/2007	2/1/2037	1,974.85	1,974.85	6/1/2007	348,000.00	347,670.70
2209	Indiana	46725	Second Home	Single Family	360	355	90.00	100.00	7.350	2/1/2007	1/1/2037	496.06	496.06	6/1/2007	72,000.00	71,709.28
2210	New Jersey	07055	Owner Occupied	2 Family	360	356	62.69	62.69	7.990	3/1/2007	2/1/2037	1,539.44	1,539.44	6/1/2007	210,000.00	209,394.87
2211	New Jersey	07083	Owner Occupied	Single Family	360	356	38.33	38.34	8.500	3/1/2007	2/1/2037	1,061.10	1,061.10	6/1/2007	138,000.00	137,662.03
2212	Maryland	20744	Owner Occupied	Single Family	360	356	95.00	95.00	8.250	3/1/2007	2/1/2037	2,948.21	2,948.21	6/1/2007	421,800.00	421,604.66
2213	Florida	33971	Owner Occupied	Single Family	360	355	80.00	100.00	8.100	2/1/2007	1/1/2037	1,181.87	1,181.87	6/1/2007	172,000.00	171,894.23
2214	Florida	32707	Owner Occupied	Condominium	360	355	95.00	95.00	7.990	2/1/2007	1/1/2037	1,260.51	1,260.51	6/1/2007	171,950.00	171,059.50
2215	Ohio	43223	Owner Occupied	Single Family	360	356	95.00	95.00	9.200	3/1/2007	2/1/2037	573.97	573.97	6/1/2007	74,100.00	74,076.25
2216	Washington	98014	Owner Occupied	Single Family	360	356	80.00	100.00	7.800	3/1/2007	2/1/2037	1,698.29	1,698.29	6/1/2007	255,920.00	255,779.40
2217	Florida	33971	Owner Occupied	Single Family	360	355	100.00	100.00	11.075	2/1/2007	1/1/2037	411.94	411.94	6/1/2007	43,000.00	42,923.45
2218	Texas	78109	Owner Occupied	Single Family	180	176	95.00	95.00	11.325	3/1/2007	2/1/2022	199.60	199.60	6/1/2007	17,250.00	17,100.70
2219	Maryland	21234	Owner Occupied	Single Family	360	356	95.00	95.00	9.150	3/1/2007	2/1/2037	2,185.17	2,185.17	6/1/2007	283,575.00	283,482.30
2220	Texas	78613	Owner Occupied	Single Family	360	355	80.00	100.00	6.500	2/1/2007	1/1/2037	1,213.57	1,213.57	6/1/2007	192,000.00	191,122.69
2221	Wisconsin	54558	Investor	Single Family	360	356	90.00	90.00	7.900	3/1/2007	2/1/2037	869.99	869.99	6/1/2007	119,700.00	119,368.89
2222	Washington	98014	Owner Occupied	Single Family	360	356	100.00	100.00	10.750	3/1/2007	2/1/2037	597.24	597.24	6/1/2007	63,980.00	63,882.35
2223	Connecticut	06716	Owner Occupied	Single Family	360	355	85.00	100.00	7.950	2/1/2007	1/1/2037	1,348.44	1,348.44	6/1/2007	199,665.00	199,534.99
2224	Illinois	60411	Owner Occupied	Single Family	360	356	94.44	94.45	7.200	3/1/2007	2/1/2037	1,153.94	1,153.94	6/1/2007	170,000.00	169,459.40
2225	California	92284	Owner Occupied	Single Family	360	356	69.26	69.27	6.250	3/1/2007	2/1/2037	871.96	871.96	6/1/2007	160,000.00	159,816.09
2226	Texas	78613	Owner Occupied	Single Family	360	355	100.00	100.00	9.990	2/1/2007	1/1/2037	420.88	420.88	6/1/2007	48,000.00	47,891.80
2227	Pennsylvania	19124	Owner Occupied	Single Family	360	356	70.00	70.00	11.250	3/1/2007	2/1/2037	1,350.31	1,350.31	6/1/2007	143,500.00	143,478.30
2228	Connecticut	06716	Owner Occupied	Single Family	360	355	100.00	100.00	12.325	2/1/2007	1/1/2037	371.27	371.27	6/1/2007	35,235.00	35,187.14
2229	Utah	84095	Owner Occupied	Single Family	360	356	80.00	80.00	9.990	3/1/2007	2/1/2037	1,858.89	1,858.89	6/1/2007	212,000.00	211,452.82
2230	Washington	98296	Owner Occupied	Single Family	360	355	79.82	88.29	7.200	2/1/2007	1/1/2037	3,516.12	3,516.12	6/1/2007	518,000.00	515,934.77
2231	Oregon	97392	Owner Occupied	Single Family	360	355	70.00	70.00	8.700	2/1/2007	1/1/2037	1,781.63	1,781.63	6/1/2007	227,500.00	226,829.08
2232	Wisconsin	53711	Owner Occupied	2 Family	360	355	80.00	99.35	6.250	2/1/2007	1/1/2037	1,270.83	1,270.83	6/1/2007	244,000.00	244,000.00
2233	Indiana	46036	Owner Occupied	Single Family	360	356	80.00	80.00	10.700	3/1/2007	2/1/2037	528.18	528.18	6/1/2007	58,400.00	58,367.96
2234	California	95377	Owner Occupied	Single Family	360	355	78.83	78.84	5.400	2/1/2007	1/1/2037	2,606.22	2,606.22	6/1/2007	540,000.00	534,065.84
2235	Florida	33023	Owner Occupied	Single Family	360	356	80.00	100.00	8.500	3/1/2007	2/1/2037	1,279.93	1,279.93	6/1/2007	178,080.00	178,005.09
2236	Florida	32641	Owner Occupied	Single Family	360	356	80.00	100.00	8.200	3/1/2007	2/1/2037	564.35	564.35	6/1/2007	81,200.00	81,114.62
2237	California	95050	Owner Occupied	Single Family	360	355	75.00	75.00	7.600	2/1/2007	1/1/2037	3,280.52	3,280.52	6/1/2007	506,250.00	505,873.92
2238	Florida	33023	Owner Occupied	Single Family	360	356	100.00	100.00	11.500	3/1/2007	2/1/2037	440.88	440.88	6/1/2007	44,520.00	44,462.26
2239	California	93305	Owner Occupied	Single Family	360	356	90.00	90.00	5.990	3/1/2007	2/1/2037	1,235.44	1,235.43	6/1/2007	247,500.00	247,498.81
2240	Illinois	60452	Owner Occupied	Single Family	360	355	79.83	100.00	6.500	2/1/2007	1/1/2037	1,200.93	1,200.93	6/1/2007	190,000.00	189,131.83

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
2241	Missouri	64132	Investor	Single Family	360	357	80.00	80.00	11.550	4/1/2007	3/1/2037	502.10	502.10	6/1/2007	52,000.00	51,995.15
2242	Illinois	60442	Owner Occupied	Single Family	360	357	95.00	95.00	7.800	4/1/2007	3/1/2037	2,222.60	2,222.60	6/1/2007	308,750.00	308,099.22
2243	California	93308	Owner Occupied	Single Family	360	356	80.00	100.00	6.750	3/1/2007	2/1/2037	1,258.47	1,258.47	6/1/2007	216,000.00	215,824.39
2244	Florida	33194	Owner Occupied	Single Family	360	355	80.00	100.00	8.400	2/1/2007	1/1/2037	2,031.39	2,031.39	6/1/2007	280,000.00	279,638.02
2245	New York	10550	Owner Occupied	Single Family	360	355	100.00	100.00	11.075	2/1/2007	1/1/2037	668.18	668.18	6/1/2007	69,748.00	69,623.40
2246	Massachusetts	02151	Owner Occupied	Condominium	360	355	80.00	100.00	7.800	2/1/2007	1/1/2037	1,751.91	1,751.91	6/1/2007	264,000.00	263,818.11
2247	California	93308	Owner Occupied	Single Family	360	356	100.00	100.00	12.325	3/1/2007	2/1/2037	569.00	569.00	6/1/2007	54,000.00	53,941.61
2248	California	94560	Owner Occupied	Single Family	360	356	90.00	90.00	5.700	3/1/2007	2/1/2037	4,766.32	4,766.32	6/1/2007	945,000.00	943,881.79
2249	Massachusetts	02151	Owner Occupied	Condominium	360	355	100.00	100.00	11.075	2/1/2007	1/1/2037	632.28	632.28	6/1/2007	66,000.00	65,882.08
2250	Florida	33194	Owner Occupied	Single Family	360	355	100.00	100.00	12.225	2/1/2007	1/1/2037	732.18	732.18	6/1/2007	70,000.00	69,902.77
2251	Delaware	19805	Owner Occupied	Single Family	360	356	92.11	92.11	8.350	3/1/2007	2/1/2037	1,515.58	1,515.58	6/1/2007	210,000.00	209,780.40
2252	Virginia	23607	Owner Occupied	Single Family	360	356	55.56	55.56	11.300	3/1/2007	2/1/2037	975.06	975.06	6/1/2007	100,000.00	99,864.52
2253	Massachusetts	02148	Owner Occupied	Single Family	360	357	80.00	100.00	7.490	4/1/2007	3/1/2037	2,972.20	2,972.20	6/1/2007	464,800.00	464,585.45
2254	Illinois	60060	Owner Occupied	Single Family	360	355	80.00	100.00	7.950	2/1/2007	1/1/2037	1,726.14	1,726.14	6/1/2007	249,600.00	249,212.90
2255	Illinois	60060	Owner Occupied	Single Family	360	355	100.00	100.00	12.075	2/1/2007	1/1/2037	645.46	645.46	6/1/2007	62,400.00	62,299.50
2256	Florida	33069	Owner Occupied	Single Family	360	356	68.97	68.97	9.950	3/1/2007	2/1/2037	873.88	873.88	6/1/2007	100,000.00	99,774.00
2257	California	92407	Owner Occupied	Single Family	360	355	98.04	98.05	10.300	2/1/2007	1/1/2037	404.92	404.92	6/1/2007	45,000.00	44,833.62
2258	Massachusetts	02148	Owner Occupied	Single Family	360	357	100.00	100.00	10.250	4/1/2007	3/1/2037	1,041.27	1,041.27	6/1/2007	116,200.00	116,052.57
2259	South Carolina	29906	Owner Occupied	Single Family	360	356	80.00	95.00	7.750	3/1/2007	2/1/2037	1,108.29	1,108.29	6/1/2007	168,000.00	167,905.94
2260	Florida	32641	Owner Occupied	Single Family	180	176	100.00	100.00	10.300	3/1/2007	2/1/2022	221.89	221.89	6/1/2007	20,300.00	20,094.34
2261	Maryland	21239	Owner Occupied	Single Family	360	355	90.00	90.00	7.500	2/1/2007	1/1/2037	1,008.37	1,008.37	6/1/2007	157,500.00	157,378.52
2262	South Carolina	29906	Owner Occupied	Single Family	360	356	95.00	95.00	12.325	3/1/2007	2/1/2037	331.91	331.91	6/1/2007	31,500.00	31,465.97
2263	Oregon	97230	Investor	Single Family	360	356	81.48	81.49	9.550	3/1/2007	2/1/2037	2,649.03	2,649.03	6/1/2007	330,000.00	329,907.79
2264	Illinois	60456	Owner Occupied	Single Family	360	356	80.00	100.00	8.500	3/1/2007	2/1/2037	1,107.24	1,107.24	6/1/2007	144,000.00	143,647.31
2265	California	92064	Owner Occupied	Single Family	360	355	100.00	100.00	10.300	2/1/2007	1/1/2037	773.85	773.85	6/1/2007	86,000.00	85,818.50
2266	Illinois	60456	Owner Occupied	Single Family	360	356	100.00	100.00	10.650	3/1/2007	2/1/2037	333.35	333.35	6/1/2007	36,000.00	35,943.86
2267	Maryland	20678	Owner Occupied	Single Family	360	355	100.00	100.00	10.675	2/1/2007	1/1/2037	445.37	445.37	6/1/2007	48,000.00	47,747.20
2268	California	91730	Owner Occupied	Single Family	360	355	100.00	100.00	11.500	2/1/2007	1/1/2037	990.29	990.29	6/1/2007	100,000.00	99,837.13
2269	New Mexico	87121	Owner Occupied	Single Family	360	355	90.00	90.00	6.875	2/1/2007	1/1/2037	1,154.63	1,154.63	6/1/2007	188,550.00	188,173.73
2270	California	91789	Owner Occupied	Single Family	360	355	88.70	88.70	7.250	2/1/2007	1/1/2037	3,166.56	3,166.56	6/1/2007	510,000.00	509,568.26
2271	Maryland	20603	Owner Occupied	Single Family	360	355	85.00	85.00	8.150	2/1/2007	1/1/2037	3,001.67	3,001.67	6/1/2007	434,350.00	434,087.92
2272	California	92708	Owner Occupied	Condominium	360	355	84.88	84.88	5.920	2/1/2007	1/1/2037	1,849.08	1,849.08	6/1/2007	339,500.00	338,620.30
2273	Maryland	20705	Owner Occupied	Condominium	360	357	90.00	100.00	7.100	4/1/2007	3/1/2037	1,124.26	1,124.26	6/1/2007	184,500.00	184,401.52
2274	Massachusetts	01749	Owner Occupied	Single Family	360	355	80.00	100.00	7.250	2/1/2007	1/1/2037	1,639.16	1,639.16	6/1/2007	264,000.00	263,773.38
2275	Florida	33860	Owner Occupied	Single Family	360	356	63.32	63.32	11.500	3/1/2007	2/1/2037	1,435.92	1,435.92	6/1/2007	145,000.00	144,811.97
2276	Virginia	23875	Owner Occupied	Single Family	360	356	90.00	90.00	7.600	3/1/2007	2/1/2037	1,207.23	1,207.23	6/1/2007	186,300.00	186,189.64
2277	Virginia	20164	Owner Occupied	Condominium	360	355	85.00	85.00	8.350	2/1/2007	1/1/2037	1,712.37	1,712.37	6/1/2007	242,250.00	242,114.55
2278	Illinois	60061	Owner Occupied	Condominium	360	355	100.00	100.00	10.750	2/1/2007	1/1/2037	378.99	378.99	6/1/2007	40,600.00	40,522.20
2279	Pennsylvania	18103	Owner Occupied	Single Family	360	356	80.00	100.00	8.750	3/1/2007	2/1/2037	758.33	758.33	6/1/2007	104,000.00	104,000.00
2280	New York	14048	Owner Occupied	Single Family	360	356	90.00	90.00	9.470	3/1/2007	2/1/2037	422.69	422.69	6/1/2007	50,400.00	50,239.28

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
2281	Florida	33967	Owner Occupied	Single Family	360	355	85.53	85.53	7.750	2/1/2007	1/1/2037	1,164.17	1,164.17	6/1/2007	162,500.00	161,919.09
2282	Connecticut	06417	Owner Occupied	Single Family	360	356	90.00	90.00	6.250	3/1/2007	2/1/2037	1,523.90	1,523.90	6/1/2007	247,500.00	246,553.28
2283	New Jersey	08215	Owner Occupied	Single Family	360	355	100.00	100.00	7.200	2/1/2007	1/1/2037	1,690.70	1,690.70	6/1/2007	274,000.00	273,763.68
2284	Pennsylvania	18103	Owner Occupied	Single Family	360	356	100.00	100.00	12.325	3/1/2007	2/1/2037	273.96	273.96	6/1/2007	26,000.00	25,971.90
2285	Florida	33056	Owner Occupied	Single Family	360	356	75.00	75.00	8.750	3/1/2007	2/1/2037	1,182.70	1,182.70	6/1/2007	160,125.00	160,063.86
2286	Illinois	60177	Owner Occupied	Single Family	360	356	85.00	85.00	9.150	3/1/2007	2/1/2037	3,660.19	3,660.19	6/1/2007	467,500.00	467,113.61
2287	Idaho	83714	Owner Occupied	Single Family	360	356	74.19	74.20	6.875	3/1/2007	2/1/2037	755.47	755.47	6/1/2007	115,000.00	114,106.09
2288	New York	11233	Owner Occupied	Single Family	360	355	90.00	90.00	6.590	2/1/2007	1/1/2037	3,106.40	3,106.40	6/1/2007	544,500.00	543,912.64
2289	Nebraska	68516	Owner Occupied	Single Family	360	355	80.00	100.00	9.000	2/1/2007	1/1/2037	1,103.94	1,103.94	6/1/2007	137,200.00	136,819.64
2290	Florida	32137	Owner Occupied	Single Family	360	355	87.73	87.73	8.400	2/1/2007	1/1/2037	1,371.88	1,371.88	6/1/2007	193,000.00	192,894.13
2291	Nevada	89106	Owner Occupied	Single Family	360	356	80.00	80.00	6.550	3/1/2007	2/1/2037	1,069.83	1,069.83	6/1/2007	196,000.00	196,000.00
2292	Florida	32808	Owner Occupied	Single Family	360	355	65.71	65.72	10.700	2/1/2007	1/1/2037	1,069.18	1,069.18	6/1/2007	115,000.00	114,773.08
2293	Maryland	21046	Owner Occupied	Single Family	360	356	80.00	100.00	8.100	3/1/2007	2/1/2037	1,896.49	1,896.49	6/1/2007	276,000.00	275,864.68
2294	California	91607	Owner Occupied	Single Family	360	356	90.00	90.00	9.900	3/1/2007	2/1/2037	6,544.18	6,544.18	6/1/2007	787,500.00	787,308.42
2295	Florida	33125	Owner Occupied	Single Family	360	356	95.00	95.00	8.200	3/1/2007	2/1/2037	2,145.85	2,145.85	6/1/2007	308,750.00	308,567.90
2296	Maryland	21046	Owner Occupied	Single Family	360	356	100.00	100.00	11.525	3/1/2007	2/1/2037	684.62	684.62	6/1/2007	69,000.00	68,911.00
2297	California	94603	Investor	Single Family	360	356	90.00	90.00	6.500	3/1/2007	2/1/2037	1,978.65	1,978.65	6/1/2007	351,000.00	350,687.88
2298	Washington	98409	Owner Occupied	Single Family	360	356	87.93	87.94	8.400	3/1/2007	2/1/2037	1,165.61	1,165.61	6/1/2007	153,000.00	152,617.57
2299	California	95828	Owner Occupied	Single Family	360	356	84.00	84.00	8.700	3/1/2007	2/1/2037	2,466.87	2,466.87	6/1/2007	315,000.00	314,259.52
2300	Florida	33162	Second Home	Condominium	360	356	90.00	90.00	6.950	3/1/2007	2/1/2037	1,033.11	1,033.11	6/1/2007	172,800.00	172,669.63
2301	Nebraska	68516	Owner Occupied	Single Family	360	355	100.00	100.00	11.500	2/1/2007	1/1/2037	339.67	339.67	6/1/2007	34,300.00	34,244.13
2302	Tennessee	37075	Owner Occupied	Single Family	360	356	77.21	77.21	8.250	3/1/2007	2/1/2037	1,247.10	1,247.10	6/1/2007	166,000.00	165,572.21
2303	California	91331	Owner Occupied	Single Family	360	356	80.00	80.00	7.850	3/1/2007	2/1/2037	3,066.94	3,066.94	6/1/2007	424,000.00	422,815.35
2304	Florida	33033	Owner Occupied	Single Family	360	356	20.83	20.84	9.390	3/1/2007	2/1/2037	416.42	416.42	6/1/2007	50,000.00	49,894.54
2305	New York	11210	Owner Occupied	2 Family	360	355	80.00	80.00	7.250	2/1/2007	1/1/2037	2,900.82	2,900.82	6/1/2007	467,200.00	466,804.48
2306	Missouri	63044	Owner Occupied	Single Family	360	355	80.00	100.00	7.150	2/1/2007	1/1/2037	1,242.75	1,242.75	6/1/2007	184,000.00	183,259.13
2307	Florida	34109	Owner Occupied	Condominium	360	355	80.00	100.00	8.050	2/1/2007	1/1/2037	1,516.66	1,516.66	6/1/2007	221,992.00	221,852.83
2308	Illinois	60048	Owner Occupied	Single Family	360	356	79.99	80.00	7.500	3/1/2007	2/1/2037	5,593.72	5,593.72	6/1/2007	800,000.00	797,602.77
2309	Florida	34109	Owner Occupied	Condominium	360	355	100.00	100.00	10.800	2/1/2007	1/1/2037	520.15	520.15	6/1/2007	55,498.00	55,392.79
2310	Missouri	63044	Owner Occupied	Single Family	360	355	100.00	100.00	11.075	2/1/2007	1/1/2037	440.68	440.68	6/1/2007	46,000.00	45,917.80
2311	Nevada	89115	Owner Occupied	Single Family	360	355	85.00	100.00	7.250	2/1/2007	1/1/2037	1,609.67	1,609.67	6/1/2007	259,250.00	259,030.52
2312	Pennsylvania	19120	Owner Occupied	Single Family	360	356	85.00	85.00	8.400	3/1/2007	2/1/2037	1,036.10	1,036.10	6/1/2007	136,000.00	135,660.05
2313	South Carolina	29506	Owner Occupied	Single Family	360	356	100.00	100.00	9.850	3/1/2007	2/1/2037	760.80	760.80	6/1/2007	92,000.00	91,977.19
2314	New Jersey	08618	Owner Occupied	Single Family	360	357	100.00	100.00	11.725	4/1/2007	3/1/2037	431.21	431.21	6/1/2007	42,800.00	42,760.56
2315	Florida	33055	Owner Occupied	Single Family	360	356	53.13	53.13	7.400	3/1/2007	2/1/2037	1,075.22	1,075.22	6/1/2007	170,000.00	169,891.45
2316	Nevada	89115	Owner Occupied	Single Family	360	355	100.00	100.00	10.300	2/1/2007	1/1/2037	411.67	411.67	6/1/2007	45,750.00	45,653.44
2317	New York	12590	Owner Occupied	Single Family	360	356	89.68	89.69	6.050	3/1/2007	2/1/2037	2,200.11	2,200.11	6/1/2007	365,000.00	363,549.47
2318	New Jersey	08527	Owner Occupied	Single Family	360	355	75.00	75.00	7.550	2/1/2007	1/1/2037	2,053.12	2,053.12	6/1/2007	318,750.00	318,508.73
2319	Florida	34997	Second Home	Single Family	360	356	79.23	79.23	6.900	3/1/2007	2/1/2037	1,105.53	1,105.53	6/1/2007	180,000.00	179,715.44
2320	Maryland	21206	Owner Occupied	Single Family	360	356	76.67	76.67	6.550	3/1/2007	2/1/2037	522.09	522.09	6/1/2007	92,000.00	91,189.42

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
2321	Virginia	22554	Owner Occupied	Single Family	360	356	85.00	100.00	6.850	3/1/2007	2/1/2037	2,005.37	2,005.36	6/1/2007	351,305.00	351,303.73
2322	Maryland	20833	Owner Occupied	Single Family	360	355	93.52	93.53	11.250	2/1/2007	1/1/2037	689.60	689.60	6/1/2007	71,000.00	70,877.85
2323	California	90275	Owner Occupied	Single Family	360	355	90.00	90.00	7.050	2/1/2007	1/1/2037	5,097.22	5,097.22	6/1/2007	762,300.00	759,118.30
2324	Illinois	60409	Owner Occupied	4 Family	360	356	90.00	90.00	9.900	3/1/2007	2/1/2037	2,623.63	2,623.63	6/1/2007	301,500.00	300,897.38
2325	New Jersey	08638	Owner Occupied	Single Family	360	355	100.00	100.00	9.880	2/1/2007	1/1/2037	2,197.88	2,197.88	6/1/2007	265,000.00	264,932.32
2326	California	93454	Investor	Single Family	360	355	89.36	89.36	8.600	2/1/2007	1/1/2037	2,470.71	2,470.71	6/1/2007	340,000.00	339,827.33
2327	California	95610	Owner Occupied	Single Family	360	355	90.00	100.00	8.100	2/1/2007	1/1/2037	2,566.45	2,566.45	6/1/2007	373,500.00	373,270.30
2328	Connecticut	06002	Owner Occupied	Single Family	360	355	100.00	100.00	7.300	2/1/2007	1/1/2037	2,798.89	2,798.89	6/1/2007	448,000.00	447,627.72
2329	California	95363	Owner Occupied	Single Family	360	356	100.00	100.00	11.990	3/1/2007	2/1/2037	842.83	842.83	6/1/2007	82,000.00	81,904.52
2330	Georgia	30288	Owner Occupied	Single Family	360	355	80.00	100.00	8.000	2/1/2007	1/1/2037	1,330.29	1,330.29	6/1/2007	195,840.00	195,714.90
2331	Florida	33411	Owner Occupied	Single Family	360	355	95.00	95.00	7.650	2/1/2007	1/1/2037	5,078.28	5,078.28	6/1/2007	779,000.00	778,432.04
2332	Georgia	30288	Owner Occupied	Single Family	360	355	100.00	100.00	12.325	2/1/2007	1/1/2037	515.89	515.89	6/1/2007	48,960.00	48,893.50
2333	Florida	34433	Owner Occupied	Single Family	360	356	80.00	80.00	8.300	3/1/2007	2/1/2037	935.93	935.93	6/1/2007	124,000.00	123,683.69
2334	Florida	33160	Owner Occupied	Condominium	360	355	68.52	68.53	6.250	2/1/2007	1/1/2037	1,073.60	1,073.60	6/1/2007	197,000.00	196,759.70
2335	Florida	34690	Owner Occupied	Single Family	360	355	90.00	90.00	7.050	2/1/2007	1/1/2037	734.19	734.19	6/1/2007	109,800.00	109,349.16
2336	California	95206	Owner Occupied	Single Family	360	355	80.00	100.00	6.650	2/1/2007	1/1/2037	1,610.12	1,610.12	6/1/2007	280,000.00	279,702.57
2337	California	95823	Owner Occupied	Single Family	360	356	80.00	100.00	6.400	3/1/2007	2/1/2037	1,001.16	1,001.16	6/1/2007	180,000.00	179,701.61
2338	Minnesota	56093	Owner Occupied	Single Family	360	356	90.00	90.00	6.950	3/1/2007	2/1/2037	688.74	688.74	6/1/2007	115,200.00	115,113.09
2339	New Jersey	08757	Owner Occupied	Single Family	360	356	56.07	56.07	11.550	3/1/2007	2/1/2037	1,254.07	1,254.07	6/1/2007	126,150.00	125,988.17
2340	California	95206	Owner Occupied	Single Family	360	355	100.00	100.00	11.475	2/1/2007	1/1/2037	691.87	691.87	6/1/2007	70,000.00	69,875.72
2341	California	95823	Owner Occupied	Single Family	360	356	100.00	100.00	10.300	3/1/2007	2/1/2037	404.92	404.92	6/1/2007	45,000.00	44,924.11
2342	Florida	33127	Investor	Single Family	360	356	80.00	80.00	8.550	3/1/2007	2/1/2037	1,474.32	1,474.32	6/1/2007	204,000.00	203,915.82
2343	Texas	78639	Owner Occupied	Single Family	360	355	80.00	80.00	7.540	2/1/2007	1/1/2037	864.81	864.81	6/1/2007	123,200.00	122,740.76
2344	California	93702	Owner Occupied	Single Family	360	356	63.41	63.42	7.050	3/1/2007	2/1/2037	812.59	812.59	6/1/2007	130,000.00	129,802.90
2345	Florida	33324	Owner Occupied	Single Family	360	356	80.00	100.00	7.800	3/1/2007	2/1/2037	2,081.06	2,081.06	6/1/2007	313,600.00	313,427.68
2346	Florida	33324	Owner Occupied	Single Family	360	356	100.00	100.00	11.275	3/1/2007	2/1/2037	762.96	762.96	6/1/2007	78,400.00	78,293.20
2347	District of Columbia	20002	Owner Occupied	Single Family	360	355	80.00	100.00	7.050	2/1/2007	1/1/2037	1,937.65	1,937.65	6/1/2007	319,999.00	319,707.31
2348	District of Columbia	20002	Owner Occupied	Single Family	360	355	100.00	100.00	11.075	2/1/2007	1/1/2037	766.39	766.39	6/1/2007	79,999.00	79,856.05
2349	New York	11717	Owner Occupied	Single Family	360	356	90.00	90.00	6.850	3/1/2007	2/1/2037	2,417.91	2,417.91	6/1/2007	369,000.00	367,743.15
2350	Arizona	85213	Owner Occupied	Single Family	360	356	64.72	64.73	11.990	3/1/2007	2/1/2037	3,592.31	3,592.31	6/1/2007	349,500.00	349,092.37
2351	California	91746	Owner Occupied	Single Family	360	355	80.00	100.00	6.750	2/1/2007	1/1/2037	2,407.50	2,407.50	6/1/2007	428,000.00	427,999.70
2352	California	95212	Owner Occupied	Single Family	360	356	84.82	99.79	6.970	3/1/2007	2/1/2037	2,389.48	2,389.48	6/1/2007	398,650.00	398,351.46
2353	Colorado	80128	Owner Occupied	Single Family	360	356	80.00	98.19	6.670	3/1/2007	2/1/2037	1,014.74	1,014.74	6/1/2007	176,000.00	175,841.60
2354	Colorado	80128	Owner Occupied	Single Family	360	356	98.18	98.19	10.175	3/1/2007	2/1/2037	356.21	356.21	6/1/2007	40,000.00	39,753.56
2355	Wisconsin	53959	Owner Occupied	Single Family	360	355	85.00	85.00	7.250	2/1/2007	1/1/2037	1,203.20	1,203.20	6/1/2007	176,376.00	175,679.67
2356	Illinois	60119	Owner Occupied	Single Family	360	356	82.67	82.67	9.750	3/1/2007	2/1/2037	1,542.98	1,542.98	6/1/2007	186,000.00	185,871.52
2357	California	95207	Owner Occupied	Single Family	360	355	85.00	100.00	7.600	2/1/2007	1/1/2037	1,718.51	1,718.51	6/1/2007	265,200.00	265,002.97
2358	California	92335	Owner Occupied	Single Family	360	355	85.00	85.00	6.350	2/1/2007	1/1/2037	2,327.16	2,327.16	6/1/2007	374,000.00	372,241.10
2359	Virginia	22204	Owner Occupied	Single Family	360	356	55.16	55.17	8.300	3/1/2007	2/1/2037	2,581.36	2,581.36	6/1/2007	342,000.00	341,127.56
2360	California	95207	Owner Occupied	Single Family	360	355	100.00	100.00	11.475	2/1/2007	1/1/2037	462.56	462.56	6/1/2007	46,800.00	46,723.38

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
2361	Maryland	20706	Owner Occupied	Single Family	360	355	90.00	90.00	6.200	2/1/2007	1/1/2037	2,045.90	2,045.90	6/1/2007	378,000.00	377,225.99
2362	California	90280	Owner Occupied	Single Family	360	355	82.88	82.89	6.500	2/1/2007	1/1/2037	2,907.51	2,907.51	6/1/2007	460,000.00	457,898.13
2363	Massachusetts	02649	Owner Occupied	Condominium	360	356	80.00	100.00	7.150	3/1/2007	2/1/2037	1,134.68	1,134.68	6/1/2007	168,000.00	167,460.48
2364	Arizona	85233	Owner Occupied	Single Family	360	355	78.18	78.19	6.250	2/1/2007	1/1/2037	1,323.79	1,323.79	6/1/2007	215,000.00	213,969.33
2365	California	95212	Owner Occupied	Single Family	360	356	99.79	99.79	10.175	3/1/2007	2/1/2037	626.49	626.49	6/1/2007	70,350.00	70,228.55
2366	Virginia	23831	Owner Occupied	Single Family	360	355	80.00	100.00	7.750	2/1/2007	1/1/2037	2,476.14	2,476.14	6/1/2007	375,345.00	375,081.45
2367	California	95695	Owner Occupied	Single Family	360	355	90.00	90.00	6.200	2/1/2007	1/1/2037	2,589.76	2,589.76	6/1/2007	459,000.00	457,897.36
2368	California	90703	Owner Occupied	Single Family	360	356	80.00	100.00	8.650	3/1/2007	2/1/2037	4,764.97	4,764.97	6/1/2007	640,000.00	639,386.86
2369	Virginia	23831	Owner Occupied	Single Family	360	355	100.00	100.00	11.075	2/1/2007	1/1/2037	898.94	898.94	6/1/2007	93,836.00	93,668.38
2370	Georgia	31406	Owner Occupied	Single Family	360	356	80.00	80.00	9.950	3/1/2007	2/1/2037	873.88	873.88	6/1/2007	100,000.00	99,818.92
2371	Indiana	47201	Investor	Single Family	360	355	90.00	90.00	7.850	2/1/2007	1/1/2037	468.72	468.72	6/1/2007	64,800.00	64,572.95
2372	New York	12590	Owner Occupied	Single Family	360	356	90.00	90.00	7.900	3/1/2007	2/1/2037	2,191.32	2,191.32	6/1/2007	301,500.00	300,666.03
2373	Massachusetts	02649	Owner Occupied	Condominium	360	356	100.00	100.00	10.300	3/1/2007	2/1/2037	377.92	377.92	6/1/2007	42,000.00	41,929.42
2374	Maryland	21228	Owner Occupied	Single Family	360	356	63.86	63.86	7.400	3/1/2007	2/1/2037	1,038.57	1,038.57	6/1/2007	150,000.00	149,540.77
2375	Maryland	20721	Owner Occupied	Single Family	360	355	80.00	100.00	7.650	2/1/2007	1/1/2037	1,397.67	1,397.67	6/1/2007	214,400.00	214,243.68
2376	Florida	34758	Owner Occupied	Single Family	360	355	77.22	77.23	8.100	2/1/2007	1/1/2037	1,374.27	1,374.27	6/1/2007	200,000.00	199,826.33
2377	Maryland	20721	Owner Occupied	Single Family	360	355	100.00	100.00	11.750	2/1/2007	1/1/2037	541.04	541.04	6/1/2007	53,600.00	53,517.35
2378	New Hampshire	03076	Investor	Single Family	360	355	80.00	80.00	8.500	2/1/2007	1/1/2037	1,379.98	1,379.98	6/1/2007	192,000.00	191,898.68
2379	California	93638	Owner Occupied	Single Family	360	355	82.04	82.05	8.050	2/1/2007	1/1/2037	1,193.90	1,193.90	6/1/2007	174,750.00	174,640.45
2380	California	95336	Owner Occupied	Single Family	360	356	71.43	71.43	6.950	3/1/2007	2/1/2037	1,494.66	1,494.66	6/1/2007	250,000.00	249,811.40
2381	Pennsylvania	19078	Owner Occupied	Single Family	360	356	85.00	85.00	6.600	3/1/2007	2/1/2037	1,140.01	1,140.01	6/1/2007	178,500.00	177,861.71
2382	Delaware	19701	Owner Occupied	Single Family	360	356	80.00	100.00	7.990	3/1/2007	2/1/2037	1,026.29	1,026.29	6/1/2007	140,000.00	139,619.73
2383	Kansas	67230	Owner Occupied	Single Family	360	355	85.00	100.00	7.650	2/1/2007	1/1/2037	1,127.77	1,127.77	6/1/2007	158,950.00	158,370.34
2384	Massachusetts	01701	Owner Occupied	Single Family	360	356	75.00	75.00	5.990	3/1/2007	2/1/2037	1,953.94	1,953.94	6/1/2007	326,250.00	324,860.47
2385	Delaware	19701	Owner Occupied	Single Family	360	356	100.00	100.00	12.325	3/1/2007	2/1/2037	368.79	368.79	6/1/2007	35,000.00	34,962.18
2386	Kansas	67230	Owner Occupied	Single Family	360	355	100.00	100.00	10.550	2/1/2007	1/1/2037	257.63	257.63	6/1/2007	28,050.00	27,993.90
2387	Maryland	20774	Owner Occupied	Single Family	360	356	85.00	85.00	5.990	3/1/2007	2/1/2037	1,802.90	1,802.90	6/1/2007	342,975.00	342,608.74
2388	Colorado	81003	Owner Occupied	Single Family	360	356	100.00	100.00	11.725	3/1/2007	2/1/2037	413.07	413.07	6/1/2007	41,000.00	40,949.40
2389	New Jersey	07004	Owner Occupied	2 Family	360	356	90.00	90.00	7.350	3/1/2007	2/1/2037	3,038.37	3,038.37	6/1/2007	441,000.00	439,638.58
2390	Illinois	61548	Owner Occupied	Single Family	360	356	80.00	80.00	10.150	3/1/2007	2/1/2037	554.53	554.53	6/1/2007	62,400.00	62,291.72
2391	Wisconsin	53208	Owner Occupied	Single Family	360	355	100.00	100.00	10.450	2/1/2007	1/1/2037	847.23	847.23	6/1/2007	93,000.00	92,809.94
2392	California	92324	Owner Occupied	Single Family	360	355	74.43	74.43	10.650	2/1/2007	1/1/2037	2,310.14	2,310.14	6/1/2007	259,000.00	258,941.40
2393	Colorado	81625	Owner Occupied	Single Family	360	356	86.00	86.00	9.850	3/1/2007	2/1/2037	640.93	640.93	6/1/2007	76,540.00	76,433.91
2394	California	91739	Owner Occupied	Single Family	360	356	80.00	100.00	6.490	3/1/2007	2/1/2037	2,071.71	2,071.71	6/1/2007	368,000.00	367,671.58
2395	California	92688	Owner Occupied	Single Family	360	355	76.25	76.26	5.500	2/1/2007	1/1/2037	3,059.08	3,059.08	6/1/2007	624,500.00	623,506.99
2396	California	91739	Owner Occupied	Single Family	360	356	100.00	100.00	10.175	3/1/2007	2/1/2037	819.29	819.29	6/1/2007	92,000.00	91,841.17
2397	Maryland	21060	Owner Occupied	Single Family	240	236	67.19	67.20	6.750	3/1/2007	2/1/2027	1,292.62	1,292.62	6/1/2007	170,000.00	168,635.75
2398	California	95121	Owner Occupied	Single Family	360	356	85.00	85.00	5.850	3/1/2007	2/1/2037	3,351.09	3,351.09	6/1/2007	650,250.00	649,520.21
2399	California	90703	Owner Occupied	Single Family	360	356	100.00	100.00	11.500	3/1/2007	2/1/2037	1,584.47	1,584.47	6/1/2007	160,000.00	159,792.49
2400	California	93550	Second Home	Single Family	360	355	80.00	80.00	8.250	2/1/2007	1/1/2037	1,772.99	1,772.99	6/1/2007	236,000.00	235,129.28

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
2401	Maryland	21030	Owner Occupied	Single Family	360	356	55.48	55.49	8.500	3/1/2007	2/1/2037	3,306.33	3,306.33	6/1/2007	430,000.00	428,946.89
2402	Utah	84106	Owner Occupied	Single Family	360	356	80.00	80.00	8.100	3/1/2007	2/1/2037	1,704.10	1,704.10	6/1/2007	248,000.00	247,878.38
2403	Maryland	21206	Owner Occupied	Single Family	360	355	90.00	90.00	6.950	2/1/2007	1/1/2037	834.02	834.02	6/1/2007	139,500.00	139,368.07
2404	Michigan	49548	Owner Occupied	Single Family	360	356	90.00	90.00	8.500	3/1/2007	2/1/2037	764.68	764.68	6/1/2007	99,450.00	99,134.06
2405	Illinois	60148	Owner Occupied	Condominium	360	356	80.00	100.00	9.200	3/1/2007	2/1/2037	1,074.60	1,074.60	6/1/2007	131,200.00	130,921.89
2406	Maryland	20874	Owner Occupied	Single Family	360	356	80.00	100.00	7.990	3/1/2007	2/1/2037	2,002.90	2,002.90	6/1/2007	295,200.00	295,049.06
2407	Texas	76028	Owner Occupied	Single Family	360	356	89.32	89.32	9.250	3/1/2007	2/1/2037	1,800.22	1,800.22	6/1/2007	218,825.00	218,365.95
2408	Maryland	20874	Owner Occupied	Single Family	120	116	100.00	100.00	11.750	3/1/2007	2/1/2017	1,048.18	1,048.18	6/1/2007	73,800.00	72,478.54
2409	Florida	32168	Owner Occupied	Single Family	360	356	100.00	100.00	8.200	3/1/2007	2/1/2037	3,405.57	3,405.57	6/1/2007	490,000.00	488,559.41
2410	Maryland	20748	Owner Occupied	Single Family	360	355	86.59	86.60	6.720	2/1/2007	1/1/2037	1,066.80	1,066.80	6/1/2007	190,500.00	190,500.00
2411	Illinois	60148	Owner Occupied	Condominium	360	356	100.00	100.00	11.850	3/1/2007	2/1/2037	333.60	333.60	6/1/2007	32,800.00	32,760.62
2412	Pennsylvania	18102	Owner Occupied	Single Family	360	356	75.00	75.00	9.650	3/1/2007	2/1/2037	529.05	529.05	6/1/2007	65,250.00	65,168.60
2413	California	92314	Owner Occupied	Single Family	360	356	71.33	71.34	6.700	3/1/2007	2/1/2037	1,238.70	1,238.70	6/1/2007	214,000.00	213,823.05
2414	Massachusetts	01545	Owner Occupied	Single Family	360	356	80.00	80.00	6.650	3/1/2007	2/1/2037	1,694.79	1,694.79	6/1/2007	264,000.00	263,065.11
2415	Maryland	21229	Owner Occupied	Single Family	360	356	69.32	69.32	8.150	3/1/2007	2/1/2037	1,077.55	1,077.55	6/1/2007	152,500.00	152,331.01
2416	Pennsylvania	19142	Owner Occupied	Single Family	360	356	90.00	90.00	8.850	3/1/2007	2/1/2037	643.02	643.02	6/1/2007	81,000.00	80,815.40
2417	Arizona	85335	Owner Occupied	Single Family	360	355	95.00	95.00	7.950	2/1/2007	1/1/2037	1,507.72	1,507.72	6/1/2007	223,250.00	223,104.64
2418	Georgia	30263	Owner Occupied	Single Family	360	356	90.00	98.88	8.850	3/1/2007	2/1/2037	1,143.15	1,143.15	6/1/2007	144,000.00	143,671.79
2419	Pennsylvania	19149	Owner Occupied	Single Family	360	356	90.00	90.00	8.600	3/1/2007	2/1/2037	1,059.50	1,059.50	6/1/2007	145,800.00	145,741.80
2420	New York	10470	Owner Occupied	2 Family	360	356	70.80	70.80	5.990	3/1/2007	2/1/2037	2,102.66	2,102.66	6/1/2007	400,000.00	399,572.85
2421	New Jersey	08536	Investor	Condominium	360	355	85.00	85.00	8.150	2/1/2007	1/1/2037	998.60	998.60	6/1/2007	144,500.00	144,358.16
2422	Illinois	60051	Owner Occupied	Single Family	360	356	100.00	100.00	9.990	3/1/2007	2/1/2037	2,402.52	2,402.52	6/1/2007	274,000.00	273,508.02
2423	Florida	33626	Owner Occupied	Single Family	360	355	95.00	95.00	8.350	2/1/2007	1/1/2037	3,357.58	3,357.58	6/1/2007	475,000.00	474,734.48
2424	Ohio	43004	Owner Occupied	Single Family	360	355	100.00	100.00	10.300	2/1/2007	1/1/2037	383.32	383.32	6/1/2007	42,600.00	42,510.13
2425	California	90631	Owner Occupied	Single Family	360	355	80.00	100.00	7.350	2/1/2007	1/1/2037	2,263.01	2,263.01	6/1/2007	360,000.00	359,706.38
2426	California	90631	Owner Occupied	Single Family	360	355	100.00	100.00	11.075	2/1/2007	1/1/2037	862.20	862.20	6/1/2007	90,000.00	89,839.18
2427	Maryland	21216	Investor	Single Family	360	356	80.00	80.00	8.250	3/1/2007	2/1/2037	1,256.12	1,256.12	6/1/2007	167,200.00	166,764.25
2428	Ohio	44118	Owner Occupied	Single Family	360	356	80.45	80.46	10.250	3/1/2007	2/1/2037	1,223.77	1,223.77	6/1/2007	142,400.00	142,369.56
2429	California	94550	Owner Occupied	Single Family	360	356	79.93	79.94	5.900	3/1/2007	2/1/2037	3,153.10	3,153.10	6/1/2007	607,500.00	606,830.19
2430	District of Columbia	20001	Owner Occupied	Condominium	360	356	80.00	95.00	8.550	3/1/2007	2/1/2037	2,428.30	2,428.30	6/1/2007	336,000.00	335,861.33
2431	Texas	78640	Owner Occupied	Single Family	360	356	80.00	100.00	6.800	3/1/2007	2/1/2037	715.81	715.81	6/1/2007	109,800.00	109,376.15
2432	Texas	78640	Owner Occupied	Single Family	360	356	100.00	100.00	11.990	3/1/2007	2/1/2037	282.14	282.14	6/1/2007	27,450.00	27,363.92
2433	Connecticut	06514	Owner Occupied	Single Family	360	356	90.00	90.00	6.200	3/1/2007	2/1/2037	1,802.34	1,802.34	6/1/2007	333,000.00	332,577.20
2434	California	94595	Owner Occupied	Single Family	360	356	80.00	99.05	5.500	3/1/2007	2/1/2037	4,114.70	4,114.70	6/1/2007	840,000.00	838,933.90
2435	California	94595	Owner Occupied	Single Family	360	356	99.05	99.05	10.175	3/1/2007	2/1/2037	1,781.06	1,781.06	6/1/2007	200,000.00	199,654.73
2436	California	92054	Owner Occupied	Single Family	360	355	85.00	85.00	7.990	2/1/2007	1/1/2037	3,542.26	3,542.26	6/1/2007	510,000.00	509,257.62
2437	Virginia	23803	Owner Occupied	Single Family	360	356	65.00	65.00	9.950	3/1/2007	2/1/2037	511.22	511.22	6/1/2007	58,500.00	58,394.07
2438	Arizona	85713	Owner Occupied	Single Family	360	356	84.81	84.82	9.050	3/1/2007	2/1/2037	1,021.84	1,021.84	6/1/2007	134,000.00	133,954.46
2439	Florida	33012	Owner Occupied	Single Family	360	356	67.98	67.98	9.550	3/1/2007	2/1/2037	2,079.09	2,079.09	6/1/2007	259,000.00	258,927.62
2440	Illinois	60076	Owner Occupied	Single Family	360	355	85.00	100.00	8.350	2/1/2007	1/1/2037	2,583.57	2,583.57	6/1/2007	365,500.00	364,756.53

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
2441	District of Columbia	20001	Owner Occupied	Condominium	360	356	95.00	95.00	11.575	3/1/2007	2/1/2037	627.49	627.49	6/1/2007	63,000.00	62,919.64
2442	California	94501	Owner Occupied	Single Family	360	356	80.00	100.00	6.520	3/1/2007	2/1/2037	4,951.81	4,951.81	6/1/2007	876,080.00	875,306.61
2443	Wisconsin	53714	Owner Occupied	2 Family	360	356	100.00	100.00	7.550	3/1/2007	2/1/2037	1,732.67	1,732.67	6/1/2007	269,000.00	268,837.63
2444	Florida	33065	Owner Occupied	Single Family	360	356	80.00	100.00	6.990	3/1/2007	2/1/2037	2,749.40	2,749.40	6/1/2007	472,000.00	472,000.00
2445	Florida	33065	Owner Occupied	Single Family	360	356	100.00	100.00	10.175	3/1/2007	2/1/2037	1,050.83	1,050.83	6/1/2007	118,000.00	117,796.28
2446	California	93535	Investor	Single Family	360	355	80.00	80.00	6.800	2/1/2007	1/1/2037	2,868.47	2,868.47	6/1/2007	440,000.00	438,102.94
2447	California	90062	Owner Occupied	2 Family	360	355	80.00	100.00	6.750	2/1/2007	1/1/2037	2,400.42	2,400.42	6/1/2007	412,000.00	411,580.70
2448	California	90062	Owner Occupied	2 Family	360	355	100.00	100.00	11.125	2/1/2007	1/1/2037	990.63	990.63	6/1/2007	103,000.00	102,817.98
2449	Virginia	23112	Owner Occupied	Single Family	360	356	81.32	81.32	7.850	3/1/2007	2/1/2037	1,012.44	1,012.44	6/1/2007	148,000.00	147,821.17
2450	California	90249	Owner Occupied	Single Family	360	355	85.00	85.00	7.490	2/1/2007	1/1/2037	2,989.46	2,989.46	6/1/2007	467,500.00	467,138.10
2451	New York	14607	Investor	2 Family	360	357	90.00	99.81	9.000	4/1/2007	3/1/2037	1,329.56	1,329.56	6/1/2007	165,240.00	164,967.18
2452	Ohio	45231	Investor	Condominium	360	356	90.00	90.00	9.000	3/1/2007	2/1/2037	499.67	499.67	6/1/2007	62,100.00	61,962.79
2453	Nevada	89406	Owner Occupied	2 Family	360	356	78.29	78.29	6.350	3/1/2007	2/1/2037	787.48	787.48	6/1/2007	137,000.00	136,746.72
2454	New Jersey	07062	Owner Occupied	Single Family	360	356	39.06	39.07	11.450	3/1/2007	2/1/2037	1,972.96	1,972.96	6/1/2007	200,000.00	199,737.77
2455	Massachusetts	02539	Owner Occupied	Single Family	360	356	63.99	63.99	8.700	3/1/2007	2/1/2037	2,740.96	2,740.96	6/1/2007	350,000.00	349,177.26
2456	Maryland	20735	Owner Occupied	Single Family	360	356	92.66	92.67	6.650	3/1/2007	2/1/2037	2,546.03	2,546.03	6/1/2007	396,600.00	395,195.57
2457	Maryland	20706	Owner Occupied	Single Family	360	355	100.00	100.00	7.450	2/1/2007	1/1/2037	2,330.91	2,330.91	6/1/2007	335,000.00	333,728.72
2458	Florida	33480	Owner Occupied	Condominium	360	356	90.00	90.00	9.050	3/1/2007	2/1/2037	3,431.57	3,431.57	6/1/2007	450,000.00	449,847.00
2459	New York	11210	Owner Occupied	Single Family	360	356	44.44	44.45	6.250	3/1/2007	2/1/2037	1,231.43	1,231.43	6/1/2007	200,000.00	199,235.00
2460	Illinois	60425	Owner Occupied	Single Family	360	356	89.15	89.16	6.300	3/1/2007	2/1/2037	1,169.86	1,169.86	6/1/2007	189,000.00	188,283.95
2461	Colorado	80863	Owner Occupied	Single Family	360	355	95.00	95.00	7.200	2/1/2007	1/1/2037	3,118.53	3,118.53	6/1/2007	505,400.00	504,880.71
2462	Maryland	21903	Owner Occupied	Single Family	360	355	73.49	73.49	6.850	2/1/2007	1/1/2037	964.69	964.69	6/1/2007	158,000.00	157,660.43
2463	Colorado	80620	Owner Occupied	Single Family	360	356	95.00	95.00	7.150	3/1/2007	2/1/2037	1,026.62	1,026.62	6/1/2007	152,000.00	149,803.13
2464	Georgia	30135	Owner Occupied	Single Family	360	355	90.00	90.00	8.600	2/1/2007	1/1/2037	1,306.03	1,306.03	6/1/2007	168,300.00	167,793.39
2465	Georgia	30188	Owner Occupied	Single Family	360	356	95.00	95.00	8.300	3/1/2007	2/1/2037	1,570.33	1,570.33	6/1/2007	208,050.00	207,519.25
2466	Maryland	21157	Owner Occupied	Single Family	360	356	75.00	75.00	10.300	3/1/2007	2/1/2037	2,146.07	2,146.07	6/1/2007	238,500.00	238,099.10
2467	West Virginia	25159	Owner Occupied	Single Family	360	356	90.00	90.00	10.600	3/1/2007	2/1/2037	1,178.60	1,178.60	6/1/2007	127,800.00	127,598.55
2468	Georgia	30296	Owner Occupied	Single Family	360	356	85.00	85.00	9.150	3/1/2007	2/1/2037	1,078.09	1,078.09	6/1/2007	137,700.00	137,586.19
2469	North Carolina	27616	Owner Occupied	Single Family	360	356	90.00	90.00	6.950	3/1/2007	2/1/2037	1,084.27	1,084.27	6/1/2007	163,800.00	163,235.67
2470	Delaware	19934	Investor	Single Family	360	355	90.00	95.00	8.350	2/1/2007	1/1/2037	1,953.07	1,953.07	6/1/2007	276,302.00	276,147.52
2471	Idaho	83814	Owner Occupied	Single Family	360	356	80.00	100.00	6.750	3/1/2007	2/1/2037	1,732.50	1,732.50	6/1/2007	308,000.00	308,000.00
2472	Florida	33323	Owner Occupied	Single Family	360	356	80.00	100.00	7.800	3/1/2007	2/1/2037	1,990.81	1,990.81	6/1/2007	300,000.00	299,835.16
2473	Virginia	22310	Owner Occupied	Single Family	360	355	80.00	100.00	5.300	2/1/2007	1/1/2037	1,635.56	1,635.56	6/1/2007	344,000.00	343,413.71
2474	Delaware	19934	Investor	Single Family	180	175	95.00	95.00	13.100	2/1/2007	1/1/2022	195.23	195.23	6/1/2007	15,350.00	15,208.65
2475	Idaho	83814	Owner Occupied	Single Family	360	356	100.00	100.00	11.475	3/1/2007	2/1/2037	761.06	761.06	6/1/2007	77,000.00	76,899.59
2476	Virginia	22310	Owner Occupied	Single Family	360	355	100.00	100.00	10.025	2/1/2007	1/1/2037	756.30	756.30	6/1/2007	86,000.00	85,807.60
2477	New Mexico	87113	Owner Occupied	Single Family	360	356	88.28	88.29	6.850	3/1/2007	2/1/2037	1,851.11	1,851.11	6/1/2007	282,500.00	281,537.77
2478	Texas	75229	Owner Occupied	Single Family	360	356	69.79	69.80	7.450	3/1/2007	2/1/2037	932.36	932.36	6/1/2007	134,000.00	133,594.47
2479	Maryland	21702	Owner Occupied	Single Family	360	356	83.45	83.45	7.650	3/1/2007	2/1/2037	1,561.29	1,561.29	6/1/2007	239,500.00	239,360.76
2480	Georgia	30135	Owner Occupied	Single Family	360	356	80.00	100.00	7.900	3/1/2007	2/1/2037	918.68	918.68	6/1/2007	126,400.00	126,050.37

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
2481	California	92315	Owner Occupied	Single Family	360	355	74.33	74.34	5.250	2/1/2007	1/1/2037	1,951.25	1,951.25	6/1/2007	446,000.00	446,000.00
2482	Florida	33028	Owner Occupied	Single Family	360	356	80.00	95.00	8.450	3/1/2007	2/1/2037	3,631.06	3,631.06	6/1/2007	508,000.00	507,782.15
2483	Georgia	30135	Owner Occupied	Single Family	360	356	100.00	100.00	11.500	3/1/2007	2/1/2037	312.93	312.93	6/1/2007	31,600.00	31,559.06
2484	Illinois	61866	Owner Occupied	Single Family	360	356	80.00	80.00	10.300	3/1/2007	2/1/2037	611.88	611.88	6/1/2007	68,000.00	67,885.56
2485	New York	12054	Owner Occupied	Single Family	360	356	90.00	90.00	7.950	3/1/2007	2/1/2037	1,643.13	1,643.13	6/1/2007	225,000.00	224,383.89
2486	Florida	33028	Owner Occupied	Single Family	360	356	95.00	95.00	11.250	3/1/2007	2/1/2037	925.13	925.13	6/1/2007	95,250.00	95,119.54
2487	Georgia	30101	Owner Occupied	Single Family	360	356	80.00	80.00	9.450	3/1/2007	2/1/2037	1,436.78	1,436.78	6/1/2007	180,800.00	180,747.46
2488	New York	10550	Owner Occupied	2 Family	360	356	80.00	100.00	7.300	3/1/2007	2/1/2037	3,498.61	3,498.61	6/1/2007	560,000.00	559,628.86
2489	New York	10550	Owner Occupied	2 Family	360	356	100.00	100.00	11.075	3/1/2007	2/1/2037	1,341.19	1,341.19	6/1/2007	140,000.00	139,800.83
2490	California	90706	Owner Occupied	Single Family	360	356	87.48	87.48	8.700	3/1/2007	2/1/2037	3,695.20	3,695.20	6/1/2007	503,000.00	502,804.08
2491	Pennsylvania	18334	Owner Occupied	Single Family	360	357	83.08	83.08	8.300	4/1/2007	3/1/2037	1,518.28	1,518.28	6/1/2007	216,000.00	215,926.65
2492	Florida	33196	Owner Occupied	Single Family	360	356	100.00	100.00	7.450	3/1/2007	2/1/2037	3,054.51	3,054.51	6/1/2007	480,000.00	479,699.17
2493	Missouri	63136	Investor	Single Family	360	356	90.00	100.00	8.850	3/1/2007	2/1/2037	442.97	442.97	6/1/2007	55,800.00	55,672.82
2494	Florida	34653	Owner Occupied	Single Family	360	356	90.00	90.00	8.500	3/1/2007	2/1/2037	1,442.51	1,442.51	6/1/2007	200,700.00	200,615.57
2495	California	92840	Owner Occupied	Single Family	360	356	80.00	100.00	6.590	3/1/2007	2/1/2037	3,873.93	3,873.93	6/1/2007	607,200.00	605,024.60
2496	California	92840	Owner Occupied	Single Family	360	356	100.00	100.00	11.075	3/1/2007	2/1/2037	1,454.24	1,454.24	6/1/2007	151,800.00	151,584.03
2497	California	93312	Owner Occupied	Single Family	360	356	95.00	95.00	7.450	3/1/2007	2/1/2037	2,206.56	2,206.56	6/1/2007	346,750.00	346,532.71
2498	Maryland	21791	Owner Occupied	Single Family	360	356	69.93	69.94	10.900	3/1/2007	2/1/2037	944.77	944.77	6/1/2007	100,000.00	99,852.25
2499	Florida	33604	Owner Occupied	Single Family	360	356	90.00	90.00	7.750	3/1/2007	2/1/2037	1,128.08	1,128.08	6/1/2007	171,000.00	170,904.25
2500	Illinois	60612	Owner Occupied	Condominium	360	356	83.92	83.93	7.100	3/1/2007	2/1/2037	1,304.02	1,304.02	6/1/2007	214,000.00	213,847.24
2501	Maryland	21215	Owner Occupied	Single Family	360	356	79.76	79.77	8.500	3/1/2007	2/1/2037	2,606.62	2,606.62	6/1/2007	339,000.00	338,169.75
2502	Rhode Island	02817	Owner Occupied	Single Family	360	356	84.62	84.62	5.650	3/1/2007	2/1/2037	2,203.20	2,203.20	6/1/2007	440,000.00	439,470.15
2503	Virginia	22554	Owner Occupied	Single Family	360	356	100.00	100.00	11.975	3/1/2007	2/1/2037	636.50	636.50	6/1/2007	61,995.00	61,920.53
2504	New Jersey	07446	Owner Occupied	Single Family	360	356	90.00	90.00	7.750	3/1/2007	2/1/2037	4,452.95	4,452.95	6/1/2007	675,000.00	674,622.05
2505	Maryland	21532	Investor	Single Family	360	356	80.00	80.00	9.700	3/1/2007	2/1/2037	499.60	499.60	6/1/2007	58,400.00	58,288.52
2506	Georgia	30349	Investor	Single Family	360	356	78.51	78.52	8.250	3/1/2007	2/1/2037	713.70	713.70	6/1/2007	95,000.00	94,755.20
2507	District of Columbia	20001	Owner Occupied	Single Family	360	356	45.95	45.95	9.700	3/1/2007	2/1/2037	1,745.19	1,745.19	6/1/2007	204,000.00	203,610.55
2508	Pennsylvania	19047	Owner Occupied	Single Family	360	356	90.00	90.00	8.700	3/1/2007	2/1/2037	3,213.28	3,213.28	6/1/2007	437,400.00	437,229.64
2509	Virginia	22556	Owner Occupied	Single Family	360	356	80.00	100.00	6.990	3/1/2007	2/1/2037	3,051.63	3,051.63	6/1/2007	507,824.00	507,446.49
2510	New Jersey	07863	Owner Occupied	Single Family	360	356	90.00	90.00	8.550	3/1/2007	2/1/2037	1,202.72	1,202.72	6/1/2007	155,700.00	155,322.56
2511	Wisconsin	53715	Owner Occupied	Single Family	360	356	84.35	84.35	8.690	3/1/2007	2/1/2037	1,423.64	1,423.64	6/1/2007	194,000.00	193,921.40
2512	Georgia	30134	Owner Occupied	Single Family	360	356	90.00	90.00	8.650	3/1/2007	2/1/2037	940.35	940.35	6/1/2007	128,700.00	128,648.90
2513	West Virginia	25443	Owner Occupied	Single Family	360	356	80.00	80.00	9.450	3/1/2007	2/1/2037	1,460.09	1,460.09	6/1/2007	174,400.00	174,049.13
2514	Texas	75062	Owner Occupied	Single Family	360	356	87.21	87.21	6.750	3/1/2007	2/1/2037	1,357.52	1,357.52	6/1/2007	209,300.00	207,288.15
2515	New York	11422	Owner Occupied	Single Family	360	356	95.00	95.00	8.600	3/1/2007	2/1/2037	4,832.42	4,832.42	6/1/2007	665,000.00	664,730.78
2516	California	95307	Owner Occupied	Single Family	360	356	85.00	85.00	5.650	3/1/2007	2/1/2037	1,953.59	1,953.59	6/1/2007	390,150.00	389,680.17
2517	Florida	33830	Owner Occupied	Single Family	360	356	90.00	100.00	8.600	3/1/2007	2/1/2037	664.89	664.89	6/1/2007	85,680.00	85,474.41
2518	California	93274	Owner Occupied	Single Family	360	356	83.33	83.34	6.500	3/1/2007	2/1/2037	1,264.14	1,264.14	6/1/2007	200,000.00	199,270.87
2519	Idaho	83404	Owner Occupied	Single Family	360	356	89.87	89.88	9.300	3/1/2007	2/1/2037	1,173.35	1,173.35	6/1/2007	142,000.00	141,691.15
2520	Ohio	43302	Owner Occupied	Single Family	360	355	95.00	95.00	9.450	2/1/2007	1/1/2037	715.02	715.02	6/1/2007	85,405.00	85,189.34

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
2521	Wisconsin	53050	Owner Occupied	Single Family	360	356	80.00	100.00	8.000	3/1/2007	2/1/2037	950.98	950.98	6/1/2007	140,000.00	139,730.65
2522	New York	10457	Investor	2 Family	360	355	85.00	85.00	6.500	2/1/2007	1/1/2037	2,252.05	2,252.05	6/1/2007	399,500.00	399,054.74
2523	Indiana	46307	Owner Occupied	Single Family	360	356	97.30	97.30	6.800	3/1/2007	2/1/2037	1,173.47	1,173.47	6/1/2007	180,000.00	179,380.89
2524	Pennsylvania	18505	Owner Occupied	Single Family	360	356	100.00	100.00	9.400	3/1/2007	2/1/2037	667.69	667.69	6/1/2007	80,100.00	79,776.39
2525	Wisconsin	53050	Owner Occupied	Single Family	360	356	100.00	100.00	12.475	3/1/2007	2/1/2037	372.86	372.86	6/1/2007	35,000.00	34,550.02
2526	Pennsylvania	15644	Owner Occupied	Single Family	360	356	82.93	82.93	7.550	3/1/2007	2/1/2037	1,095.00	1,095.00	6/1/2007	170,000.00	169,897.36
2527	Florida	33948	Investor	Single Family	360	356	64.97	64.97	6.990	3/1/2007	2/1/2037	677.92	677.92	6/1/2007	102,000.00	101,661.78
2528	Florida	33054	Investor	Single Family	360	356	65.00	65.00	10.350	3/1/2007	2/1/2037	1,027.78	1,027.78	6/1/2007	113,750.00	113,558.60
2529	Minnesota	55044	Owner Occupied	Condominium	360	355	85.00	100.00	8.150	2/1/2007	1/1/2037	1,050.67	1,050.67	6/1/2007	154,700.00	154,700.00
2530	New York	10596	Owner Occupied	Single Family	360	355	80.00	100.00	7.000	2/1/2007	1/1/2037	1,853.20	1,853.20	6/1/2007	308,000.00	307,714.03
2531	Colorado	80020	Owner Occupied	Single Family	360	355	80.00	100.00	7.750	2/1/2007	1/1/2037	1,110.93	1,110.93	6/1/2007	168,400.00	168,281.74
2532	District of Columbia	20009	Owner Occupied	Single Family	360	356	51.80	51.80	5.550	3/1/2007	2/1/2037	1,776.47	1,776.47	6/1/2007	360,000.00	359,551.02
2533	Colorado	80020	Owner Occupied	Single Family	360	355	100.00	100.00	11.475	2/1/2007	1/1/2037	416.11	416.11	6/1/2007	42,100.00	42,031.05
2534	Florida	33634	Owner Occupied	Single Family	360	356	40.00	40.00	9.350	3/1/2007	2/1/2037	663.95	663.95	6/1/2007	80,000.00	79,835.63
2535	Maryland	21133	Owner Occupied	Single Family	360	356	67.63	67.64	8.500	3/1/2007	2/1/2037	1,026.33	1,026.33	6/1/2007	140,000.00	139,855.32
2536	California	92553	Owner Occupied	Single Family	360	356	85.00	85.00	9.600	3/1/2007	2/1/2037	2,749.87	2,749.87	6/1/2007	340,850.00	340,756.61
2537	Florida	33323	Owner Occupied	Single Family	360	356	100.00	100.00	11.075	3/1/2007	2/1/2037	718.50	718.50	6/1/2007	75,000.00	74,893.28
2538	New York	10596	Owner Occupied	Single Family	360	355	100.00	100.00	12.325	2/1/2007	1/1/2037	811.35	811.35	6/1/2007	77,000.00	76,895.39
2539	Maryland	21157	Owner Occupied	Single Family	360	356	80.00	100.00	7.050	3/1/2007	2/1/2037	2,712.72	2,712.72	6/1/2007	448,000.00	447,674.27
2540	Maryland	21157	Owner Occupied	Single Family	360	356	100.00	100.00	11.325	3/1/2007	2/1/2037	1,094.20	1,094.20	6/1/2007	112,000.00	111,849.08
2541	California	90813	Owner Occupied	Condominium	360	356	80.00	100.00	6.600	3/1/2007	2/1/2037	1,142.07	1,142.07	6/1/2007	199,920.00	199,748.55
2542	California	93722	Owner Occupied	Single Family	360	356	74.91	74.92	7.350	3/1/2007	2/1/2037	1,313.80	1,313.80	6/1/2007	209,000.00	208,864.06
2543	California	90813	Owner Occupied	Condominium	360	356	100.00	100.00	10.025	3/1/2007	2/1/2037	439.53	439.53	6/1/2007	49,980.00	49,890.94
2544	California	94518	Owner Occupied	Single Family	360	356	75.33	75.34	6.280	3/1/2007	2/1/2037	2,661.15	2,649.78	6/1/2007	508,500.00	506,326.64
2545	Minnesota	55044	Owner Occupied	Condominium	360	355	100.00	100.00	11.475	2/1/2007	1/1/2037	269.83	269.83	6/1/2007	27,300.00	27,255.29
2546	Hawaii	96819	Owner Occupied	Single Family	360	356	90.00	90.00	7.650	3/1/2007	2/1/2037	2,522.84	2,522.84	6/1/2007	387,000.00	386,775.00
2547	Arizona	86404	Owner Occupied	Single Family	360	356	80.00	95.03	7.800	3/1/2007	2/1/2037	2,155.38	2,155.38	6/1/2007	324,800.00	324,621.54
2548	Nevada	89122	Owner Occupied	Single Family	360	356	80.00	100.00	8.550	3/1/2007	2/1/2037	1,387.60	1,387.60	6/1/2007	192,000.00	191,920.76
2549	Arizona	86404	Owner Occupied	Single Family	360	356	95.02	95.03	11.575	3/1/2007	2/1/2037	607.57	607.57	6/1/2007	61,000.00	60,922.19
2550	New Jersey	07644	Owner Occupied	Single Family	360	356	80.00	80.00	6.250	3/1/2007	2/1/2037	2,315.10	2,315.10	6/1/2007	376,000.00	374,561.75
2551	Florida	34117	Owner Occupied	Single Family	360	356	48.75	48.75	10.250	3/1/2007	2/1/2037	1,747.40	1,747.40	6/1/2007	195,000.00	194,668.09
2552	Nevada	89122	Owner Occupied	Single Family	360	356	100.00	100.00	11.500	3/1/2007	2/1/2037	475.34	475.34	6/1/2007	48,000.00	47,937.74
2553	California	92563	Owner Occupied	Single Family	360	356	85.00	100.00	5.600	3/1/2007	2/1/2037	2,746.44	2,746.44	6/1/2007	552,500.00	551,822.85
2554	New Jersey	08861	Owner Occupied	Single Family	360	356	85.00	85.00	6.500	3/1/2007	2/1/2037	1,934.13	1,934.13	6/1/2007	306,000.00	304,884.46
2555	Virginia	22556	Owner Occupied	Single Family	360	356	100.00	100.00	11.990	3/1/2007	2/1/2037	1,304.91	1,304.91	6/1/2007	126,956.00	126,808.17
2556	New York	12866	Owner Occupied	Single Family	360	356	90.00	90.00	8.750	3/1/2007	2/1/2037	1,840.88	1,840.88	6/1/2007	234,000.00	233,455.56
2557	California	92284	Owner Occupied	Single Family	360	355	80.00	100.00	5.750	2/1/2007	1/1/2037	1,056.29	1,056.29	6/1/2007	207,920.00	207,617.09
2558	California	92354	Investor	Single Family	360	356	85.00	85.00	9.400	3/1/2007	2/1/2037	2,586.14	2,586.14	6/1/2007	310,250.00	309,619.24
2559	California	92284	Owner Occupied	Single Family	360	355	100.00	100.00	10.300	2/1/2007	1/1/2037	467.73	467.73	6/1/2007	51,980.00	51,870.29
2560	Ohio	45406	Owner Occupied	Single Family	360	356	100.00	100.00	8.900	3/1/2007	2/1/2037	521.65	521.65	6/1/2007	69,500.00	69,474.96

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
2561	Washington	98087	Owner Occupied	Condominium	360	355	80.00	100.00	7.150	2/1/2007	1/1/2037	1,912.86	1,912.86	6/1/2007	311,950.00	311,675.96
2562	Texas	76111	Investor	Single Family	360	356	80.00	80.00	8.400	3/1/2007	2/1/2037	969.06	969.06	6/1/2007	127,200.00	126,882.04
2563	Washington	98087	Owner Occupied	Condominium	360	355	100.00	100.00	11.500	2/1/2007	1/1/2037	772.33	772.33	6/1/2007	77,990.00	77,862.95
2564	Maryland	20707	Owner Occupied	Single Family	360	356	74.00	74.00	9.850	3/1/2007	2/1/2037	3,911.41	3,911.41	6/1/2007	451,400.00	450,565.11
2565	Illinois	60097	Investor	Single Family	360	356	80.00	80.00	7.520	3/1/2007	2/1/2037	821.49	821.49	6/1/2007	128,000.00	127,921.84
2566	New York	11740	Owner Occupied	Single Family	360	357	58.14	58.14	8.990	4/1/2007	3/1/2037	2,009.76	2,009.76	6/1/2007	250,000.00	249,586.39
2567	Idaho	83647	Owner Occupied	Single Family	360	356	89.77	89.78	8.650	3/1/2007	2/1/2037	577.22	577.22	6/1/2007	79,000.00	78,968.62
2568	Florida	33165	Owner Occupied	Single Family	360	356	90.00	90.00	7.750	3/1/2007	2/1/2037	2,576.77	2,576.77	6/1/2007	390,600.00	390,380.85
2569	Florida	33411	Owner Occupied	Single Family	360	356	95.00	95.00	6.970	3/1/2007	2/1/2037	2,059.02	2,059.02	6/1/2007	332,500.00	331,984.53
2570	California	92376	Owner Occupied	Single Family	360	356	80.00	100.00	8.550	3/1/2007	2/1/2037	2,110.31	2,110.31	6/1/2007	292,000.00	291,879.48
2571	California	92563	Owner Occupied	Single Family	360	356	100.00	100.00	12.325	3/1/2007	2/1/2037	1,027.35	1,027.35	6/1/2007	97,500.00	97,394.62
2572	Kentucky	40508	Owner Occupied	Single Family	360	356	55.28	74.89	6.250	3/1/2007	2/1/2037	2,603.63	2,603.63	6/1/2007	422,862.00	419,642.98
2573	California	92376	Owner Occupied	Single Family	360	356	100.00	100.00	11.075	3/1/2007	2/1/2037	699.34	699.34	6/1/2007	73,000.00	72,896.12
2574	Delaware	19713	Owner Occupied	Single Family	360	356	90.00	90.00	6.950	3/1/2007	2/1/2037	1,183.77	1,183.77	6/1/2007	198,000.00	197,446.92
2575	Maryland	21244	Owner Occupied	Single Family	360	356	90.00	90.00	9.850	3/1/2007	2/1/2037	1,503.42	1,503.42	6/1/2007	181,800.00	181,754.86
2576	Washington	99216	Owner Occupied	Single Family	360	356	80.00	100.00	6.950	3/1/2007	2/1/2037	932.67	932.67	6/1/2007	156,000.00	155,882.30
2577	California	92879	Owner Occupied	Condominium	360	356	79.05	79.05	6.990	3/1/2007	2/1/2037	1,995.06	1,995.06	6/1/2007	332,000.00	331,753.21
2578	Massachusetts	01902	Owner Occupied	Condominium	360	356	95.00	95.00	8.350	3/1/2007	2/1/2037	1,040.18	1,040.18	6/1/2007	147,155.00	147,089.41
2579	New York	11422	Owner Occupied	2 Family	360	356	80.00	100.00	5.850	3/1/2007	2/1/2037	2,741.68	2,741.68	6/1/2007	532,000.00	531,402.93
2580	California	92532	Owner Occupied	Single Family	360	356	80.00	100.00	7.220	3/1/2007	2/1/2037	2,202.15	2,202.15	6/1/2007	356,000.00	355,756.10
2581	California	92532	Owner Occupied	Single Family	360	356	100.00	100.00	12.325	3/1/2007	2/1/2037	937.79	937.79	6/1/2007	89,000.00	88,903.58
2582	California	90502	Owner Occupied	Single Family	360	356	80.00	80.00	6.550	3/1/2007	2/1/2037	2,565.04	2,565.04	6/1/2007	452,000.00	451,605.30
2583	Florida	33414	Owner Occupied	Condominium	360	356	89.31	99.32	9.400	3/1/2007	2/1/2037	1,877.36	1,877.36	6/1/2007	234,000.00	233,820.46
2584	Connecticut	06830	Owner Occupied	Single Family	360	357	68.83	68.84	6.520	4/1/2007	3/1/2037	3,356.93	3,356.93	6/1/2007	530,000.00	528,560.42
2585	Florida	33760	Owner Occupied	Single Family	360	356	90.00	90.00	9.990	3/1/2007	2/1/2037	1,512.70	1,512.70	6/1/2007	180,450.00	180,407.66
2586	Pennsylvania	18414	Owner Occupied	Single Family	360	356	85.00	85.00	6.490	3/1/2007	2/1/2037	2,366.84	2,366.84	6/1/2007	374,850.00	373,480.83
2587	Maryland	20905	Owner Occupied	Single Family	360	356	61.43	61.44	7.490	3/1/2007	2/1/2037	2,514.71	2,514.71	6/1/2007	360,000.00	356,881.42
2588	Florida	33991	Owner Occupied	Single Family	360	356	90.00	90.00	7.250	3/1/2007	2/1/2037	1,346.72	1,346.72	6/1/2007	216,900.00	216,734.36
2589	New York	11703	Owner Occupied	Single Family	360	356	91.72	91.73	6.550	3/1/2007	2/1/2037	2,264.27	2,264.27	6/1/2007	399,000.00	398,650.53
2590	California	92405	Owner Occupied	Single Family	360	356	79.74	79.75	6.750	3/1/2007	2/1/2037	1,811.97	1,811.97	6/1/2007	311,000.00	310,747.50
2591	Ohio	45042	Owner Occupied	Single Family	360	356	100.00	100.00	9.300	3/1/2007	2/1/2037	978.27	978.27	6/1/2007	125,000.00	124,961.48
2592	New Jersey	07111	Owner Occupied	Single Family	360	356	80.00	100.00	6.850	3/1/2007	2/1/2037	1,242.37	1,242.37	6/1/2007	189,600.00	188,954.22
2593	New York	11219	Investor	2 Family	360	356	80.00	80.00	8.850	3/1/2007	2/1/2037	4,953.64	4,953.64	6/1/2007	624,000.00	622,577.80
2594	New Jersey	07111	Owner Occupied	Single Family	120	116	100.00	100.00	10.425	3/1/2007	2/1/2017	637.60	637.60	6/1/2007	47,400.00	46,484.92
2595	New York	12110	Owner Occupied	Single Family	360	356	75.76	75.76	8.350	3/1/2007	2/1/2037	1,895.77	1,895.77	6/1/2007	250,000.00	249,368.70
2596	Minnesota	55104	Owner Occupied	Single Family	360	356	24.66	24.66	9.750	3/1/2007	2/1/2037	773.24	773.24	6/1/2007	90,000.00	89,829.98
2597	Oregon	97058	Owner Occupied	Single Family	360	356	85.00	85.00	7.950	3/1/2007	2/1/2037	1,576.68	1,576.68	6/1/2007	215,900.00	215,308.79
2598	New York	10598	Owner Occupied	Single Family	360	357	80.00	100.00	7.500	4/1/2007	3/1/2037	2,948.16	2,948.16	6/1/2007	448,000.00	447,552.73
2599	New York	10598	Owner Occupied	Single Family	360	357	100.00	100.00	11.075	4/1/2007	3/1/2037	1,072.95	1,072.95	6/1/2007	112,000.00	111,881.06
2600	Maryland	21218	Owner Occupied	Single Family	360	356	81.60	81.61	6.950	3/1/2007	2/1/2037	1,145.17	1,145.17	6/1/2007	173,000.00	172,422.16

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
2601	Illinois	60618	Owner Occupied	Single Family	360	355	80.00	95.00	9.650	2/1/2007	1/1/2037	2,140.52	2,140.52	6/1/2007	264,000.00	263,911.04
2602	New Mexico	87110	Investor	Single Family	360	356	75.00	75.00	7.600	3/1/2007	2/1/2037	884.36	884.36	6/1/2007	125,250.00	124,882.08
2603	Illinois	60618	Owner Occupied	Single Family	360	355	95.00	95.00	11.750	2/1/2007	1/1/2037	499.66	499.66	6/1/2007	49,500.00	49,423.65
2604	Texas	76109	Owner Occupied	Single Family	360	356	80.00	100.00	7.800	3/1/2007	2/1/2037	748.67	748.67	6/1/2007	104,000.00	103,706.47
2605	Maine	04401	Owner Occupied	2 Family	360	356	80.00	100.00	7.900	3/1/2007	2/1/2037	755.88	755.88	6/1/2007	104,000.00	103,712.33
2606	California	91042	Owner Occupied	Single Family	360	356	61.82	61.82	6.250	3/1/2007	2/1/2037	2,093.44	2,093.44	6/1/2007	340,000.00	338,699.45
2607	California	92347	Owner Occupied	Single Family	360	356	90.00	90.00	8.990	3/1/2007	2/1/2037	1,261.69	1,261.69	6/1/2007	166,500.00	166,187.90
2608	Maine	04401	Owner Occupied	2 Family	360	356	100.00	100.00	10.250	3/1/2007	2/1/2037	232.99	232.99	6/1/2007	26,000.00	25,955.81
2609	Ohio	44125	Owner Occupied	Single Family	360	356	90.00	90.00	8.320	3/1/2007	2/1/2037	612.52	612.52	6/1/2007	81,000.00	80,794.19
2610	Minnesota	55107	Owner Occupied	Single Family	360	356	88.28	88.28	7.850	3/1/2007	2/1/2037	1,334.55	1,334.55	6/1/2007	184,500.00	183,984.52
2611	Texas	76109	Owner Occupied	Single Family	360	356	100.00	100.00	9.990	3/1/2007	2/1/2037	227.98	227.98	6/1/2007	26,000.00	25,953.30
2612	Florida	33540	Owner Occupied	Single Family	360	356	75.00	75.00	10.900	3/1/2007	2/1/2037	621.22	621.22	6/1/2007	67,500.00	67,467.17
2613	Pennsylvania	19138	Owner Occupied	Single Family	360	356	72.38	72.39	8.800	3/1/2007	2/1/2037	600.61	600.61	6/1/2007	76,000.00	75,824.98
2614	Maryland	20772	Owner Occupied	Single Family	360	356	100.00	100.00	11.325	3/1/2007	2/1/2037	830.42	830.42	6/1/2007	85,000.00	84,885.46
2615	New York	11422	Owner Occupied	2 Family	360	356	100.00	100.00	11.075	3/1/2007	2/1/2037	1,274.13	1,274.13	6/1/2007	133,000.00	132,810.80
2616	New York	11937	Owner Occupied	Single Family	360	356	93.75	93.75	8.450	3/1/2007	2/1/2037	5,469.70	5,469.70	6/1/2007	750,000.00	749,238.20
2617	California	93306	Owner Occupied	Single Family	360	356	80.00	100.00	7.750	3/1/2007	2/1/2037	1,382.72	1,382.72	6/1/2007	209,600.00	209,482.66
2618	California	93306	Owner Occupied	Single Family	360	356	100.00	100.00	12.325	3/1/2007	2/1/2037	552.14	552.14	6/1/2007	52,400.00	52,343.34
2619	New York	11433	Owner Occupied	2 Family	360	356	80.00	100.00	8.750	3/1/2007	2/1/2037	3,870.33	3,870.33	6/1/2007	524,000.00	523,799.83
2620	California	94804	Owner Occupied	Single Family	360	356	80.00	100.00	7.900	3/1/2007	2/1/2037	2,846.86	2,846.86	6/1/2007	424,000.00	423,775.69
2621	New York	11433	Owner Occupied	2 Family	360	356	100.00	100.00	11.500	3/1/2007	2/1/2037	1,297.28	1,297.28	6/1/2007	131,000.00	130,830.13
2622	Pennsylvania	19146	Investor	Single Family	360	356	85.00	85.00	7.900	3/1/2007	2/1/2037	1,472.45	1,472.45	6/1/2007	219,300.00	219,183.96
2623	Texas	77449	Owner Occupied	Single Family	360	356	100.00	100.00	8.450	3/1/2007	2/1/2037	1,186.33	1,186.33	6/1/2007	155,000.00	153,602.95
2624	California	93535	Owner Occupied	Single Family	360	356	80.00	100.00	9.150	3/1/2007	2/1/2037	2,318.72	2,318.72	6/1/2007	296,160.00	295,915.22
2625	Florida	33143	Owner Occupied	Single Family	360	356	33.33	33.34	10.500	3/1/2007	2/1/2037	1,875.22	1,875.22	6/1/2007	205,000.00	204,669.82
2626	Florida	33411	Owner Occupied	Condominium	360	356	80.00	100.00	8.300	3/1/2007	2/1/2037	1,237.24	1,237.24	6/1/2007	163,920.00	163,501.84
2627	California	94561	Owner Occupied	Single Family	360	356	100.00	100.00	10.990	3/1/2007	2/1/2037	865.83	865.83	6/1/2007	90,990.00	90,858.16
2628	Illinois	60619	Investor	Single Family	360	356	85.00	85.00	7.850	3/1/2007	2/1/2037	1,075.72	1,075.72	6/1/2007	157,250.00	157,059.98
2629	Florida	33411	Owner Occupied	Condominium	360	356	100.00	100.00	11.275	3/1/2007	2/1/2037	398.80	398.80	6/1/2007	40,980.00	40,924.18
2630	California	93535	Owner Occupied	Single Family	360	356	100.00	100.00	12.500	3/1/2007	2/1/2037	790.20	790.20	6/1/2007	74,040.00	73,963.00
2631	Florida	34202	Owner Occupied	Single Family	360	355	80.00	100.00	8.200	2/1/2007	1/1/2037	3,502.87	3,502.87	6/1/2007	504,000.00	503,701.59
2632	New Hampshire	03570	Owner Occupied	Single Family	360	356	90.00	100.00	9.900	3/1/2007	2/1/2037	590.82	590.82	6/1/2007	67,896.00	67,762.35
2633	Massachusetts	02703	Owner Occupied	2 Family	360	356	80.00	80.00	6.000	3/1/2007	2/1/2037	1,558.83	1,558.83	6/1/2007	260,000.00	258,956.90
2634	New Jersey	08070	Owner Occupied	Single Family	360	356	95.63	95.63	7.950	3/1/2007	2/1/2037	1,117.33	1,117.33	6/1/2007	153,000.00	152,581.05
2635	California	92808	Owner Occupied	Condominium	360	356	80.00	100.00	5.500	3/1/2007	2/1/2037	1,665.47	1,665.47	6/1/2007	340,000.00	339,489.55
2636	Maryland	20623	Owner Occupied	Single Family	360	357	95.00	95.00	7.900	4/1/2007	3/1/2037	2,462.13	2,462.13	6/1/2007	366,700.00	366,554.98
2637	Arizona	85335	Owner Occupied	Single Family	360	356	75.00	75.00	8.990	3/1/2007	2/1/2037	2,381.56	2,381.56	6/1/2007	296,250.00	295,594.06
2638	New York	11210	Owner Occupied	2 Family	360	357	51.97	51.97	7.250	4/1/2007	3/1/2037	2,048.95	2,048.95	6/1/2007	330,000.00	329,833.25
2639	California	92808	Owner Occupied	Condominium	360	356	100.00	100.00	10.175	3/1/2007	2/1/2037	756.95	756.95	6/1/2007	85,000.00	84,478.02
2640	Connecticut	06040	Owner Occupied	Condominium	360	356	90.00	90.00	8.250	3/1/2007	2/1/2037	878.98	878.98	6/1/2007	117,000.00	116,576.64

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
2641	Texas	78733	Owner Occupied	Single Family	360	356	80.00	80.00	7.250	3/1/2007	2/1/2037	1,337.07	1,337.07	6/1/2007	196,000.00	195,382.82
2642	Washington	98408	Owner Occupied	Single Family	360	356	80.00	100.00	6.700	3/1/2007	2/1/2037	1,083.57	1,083.57	6/1/2007	187,200.00	187,045.23
2643	Texas	76034	Owner Occupied	Single Family	360	356	90.00	90.00	5.400	3/1/2007	2/1/2037	3,402.00	3,402.00	6/1/2007	756,000.00	756,000.00
2644	Rhode Island	02908	Investor	2 Family	360	356	80.00	80.00	7.620	3/1/2007	2/1/2037	1,556.39	1,556.39	6/1/2007	220,000.00	219,355.13
2645	Florida	32225	Owner Occupied	Single Family	360	356	80.00	80.00	8.950	3/1/2007	2/1/2037	1,537.97	1,537.97	6/1/2007	192,000.00	191,571.35
2646	Washington	98408	Owner Occupied	Single Family	360	356	100.00	100.00	10.025	3/1/2007	2/1/2037	411.57	411.57	6/1/2007	46,800.00	46,716.58
2647	Illinois	60193	Owner Occupied	Single Family	360	356	92.68	92.69	8.100	3/1/2007	2/1/2037	2,670.74	2,670.74	6/1/2007	380,000.00	379,573.49
2648	New Jersey	08226	Second Home	Condominium	360	356	90.00	90.00	6.800	3/1/2007	2/1/2037	1,642.85	1,642.85	6/1/2007	252,000.00	251,133.27
2649	New York	11967	Owner Occupied	Single Family	360	356	90.00	90.00	6.850	3/1/2007	2/1/2037	2,093.55	2,093.55	6/1/2007	319,500.00	318,411.77
2650	New Hampshire	03038	Owner Occupied	Single Family	360	356	84.46	84.47	7.750	3/1/2007	2/1/2037	1,398.56	1,398.56	6/1/2007	212,000.00	211,881.29
2651	Florida	33157	Owner Occupied	Single Family	360	356	86.90	86.91	6.400	3/1/2007	2/1/2037	2,030.13	2,030.13	6/1/2007	365,000.00	364,663.46
2652	New York	10952	Owner Occupied	Single Family	360	356	90.00	90.00	8.450	3/1/2007	2/1/2037	2,991.34	2,991.34	6/1/2007	418,500.00	418,320.50
2653	New York	11951	Owner Occupied	Single Family	360	356	80.00	100.00	7.650	3/1/2007	2/1/2037	1,276.80	1,276.80	6/1/2007	190,800.00	190,555.88
2654	Florida	32724	Owner Occupied	Single Family	360	356	75.00	75.00	7.750	3/1/2007	2/1/2037	848.95	848.95	6/1/2007	118,500.00	118,162.19
2655	California	91344	Owner Occupied	Single Family	360	356	95.00	95.00	7.950	3/1/2007	2/1/2037	4,531.50	4,531.50	6/1/2007	684,000.00	684,000.00
2656	Virginia	22025	Owner Occupied	Single Family	360	355	80.00	100.00	6.400	2/1/2007	1/1/2037	1,557.36	1,557.36	6/1/2007	280,000.00	279,675.48
2657	New York	11951	Owner Occupied	Single Family	360	356	100.00	100.00	11.275	3/1/2007	2/1/2037	464.20	464.20	6/1/2007	47,700.00	47,635.02
2658	Florida	33183	Owner Occupied	Single Family	360	356	89.40	89.40	7.850	3/1/2007	2/1/2037	2,683.57	2,683.57	6/1/2007	371,000.00	369,963.44
2659	Connecticut	06410	Owner Occupied	Single Family	360	356	100.00	100.00	7.500	3/1/2007	2/1/2037	1,920.70	1,920.70	6/1/2007	300,000.00	299,815.48
2660	Florida	34744	Owner Occupied	Single Family	360	356	75.00	75.00	10.100	3/1/2007	2/1/2037	2,263.31	2,263.31	6/1/2007	255,750.00	255,301.38
2661	Pennsylvania	19145	Owner Occupied	Single Family	360	356	90.00	90.00	10.850	3/1/2007	2/1/2037	1,242.51	1,242.51	6/1/2007	136,800.00	136,777.26
2662	California	93033	Owner Occupied	Condominium	360	356	90.00	90.00	6.500	3/1/2007	2/1/2037	3,094.81	3,094.81	6/1/2007	549,000.00	548,511.81
2663	New York	11358	Owner Occupied	Single Family	360	356	90.00	90.00	6.590	3/1/2007	2/1/2037	4,076.81	4,076.81	6/1/2007	639,000.00	636,710.69
2664	District of Columbia	20002	Investor	Single Family	360	356	58.18	58.19	7.200	3/1/2007	2/1/2037	1,974.54	1,974.54	6/1/2007	320,000.00	319,779.86
2665	Florida	34202	Owner Occupied	Single Family	360	355	100.00	100.00	11.500	2/1/2007	1/1/2037	1,247.77	1,247.77	6/1/2007	126,000.00	125,794.74
2666	California	94591	Owner Occupied	Condominium	360	356	33.33	33.34	10.100	3/1/2007	2/1/2037	847.21	847.21	6/1/2007	100,000.00	99,977.55
2667	California	90620	Owner Occupied	Single Family	360	356	75.00	75.00	8.490	3/1/2007	2/1/2037	3,226.46	3,226.46	6/1/2007	420,000.00	418,969.29
2668	California	92562	Owner Occupied	Single Family	360	356	80.00	96.20	7.250	3/1/2007	2/1/2037	2,299.79	2,299.79	6/1/2007	370,400.00	370,149.91
2669	Florida	33021	Owner Occupied	Single Family	360	356	80.00	80.00	5.990	3/1/2007	2/1/2037	1,156.46	1,156.46	6/1/2007	220,000.00	219,765.08
2670	California	95118	Owner Occupied	Single Family	360	356	80.00	100.00	7.170	3/1/2007	2/1/2037	3,196.61	3,196.61	6/1/2007	520,000.00	519,628.10
2671	Illinois	60478	Owner Occupied	Single Family	360	356	85.00	85.00	7.600	3/1/2007	2/1/2037	1,032.28	1,032.28	6/1/2007	146,200.00	145,770.55
2672	California	94580	Investor	Single Family	360	356	71.25	71.25	6.500	3/1/2007	2/1/2037	1,606.59	1,606.59	6/1/2007	285,000.00	284,746.59
2673	Hawaii	96707	Owner Occupied	Single Family	360	356	81.82	81.82	5.490	3/1/2007	2/1/2037	1,980.95	1,980.95	6/1/2007	405,000.00	404,484.18
2674	California	95118	Owner Occupied	Single Family	360	356	100.00	100.00	10.800	3/1/2007	2/1/2037	1,218.41	1,218.41	6/1/2007	130,000.00	129,708.10
2675	California	93292	Owner Occupied	Single Family	360	356	80.00	80.00	6.000	3/1/2007	2/1/2037	1,510.87	1,510.87	6/1/2007	252,000.00	250,988.98
2676	California	92860	Owner Occupied	Single Family	360	356	69.23	69.24	6.450	3/1/2007	2/1/2037	2,829.53	2,829.53	6/1/2007	450,000.00	448,343.58
2677	Florida	33860	Investor	Single Family	360	356	85.00	85.00	7.700	3/1/2007	2/1/2037	872.66	872.66	6/1/2007	122,400.00	122,047.59
2678	Massachusetts	01109	Owner Occupied	Single Family	360	356	68.46	68.47	5.990	3/1/2007	2/1/2037	533.03	533.03	6/1/2007	89,000.00	88,642.25
2679	Pennsylvania	18334	Owner Occupied	Single Family	360	356	100.00	100.00	11.325	3/1/2007	2/1/2037	527.56	527.56	6/1/2007	54,000.00	53,927.24
2680	Florida	34772	Owner Occupied	Single Family	360	356	70.00	70.00	9.700	3/1/2007	2/1/2037	1,368.93	1,368.93	6/1/2007	168,000.00	167,892.34

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
2681	Maryland	20772	Owner Occupied	Single Family	360	355	80.00	100.00	8.000	2/1/2007	1/1/2037	2,119.34	2,119.34	6/1/2007	312,000.00	311,800.66
2682	Florida	33409	Owner Occupied	Single Family	360	356	85.00	85.00	6.600	3/1/2007	2/1/2037	1,438.58	1,438.58	6/1/2007	225,250.00	224,444.57
2683	Florida	32174	Owner Occupied	Single Family	360	356	54.19	54.19	8.100	3/1/2007	2/1/2037	814.82	814.82	6/1/2007	110,000.00	109,707.78
2684	Maryland	20772	Owner Occupied	Single Family	360	355	100.00	100.00	12.575	2/1/2007	1/1/2037	837.00	837.00	6/1/2007	78,000.00	77,899.80
2685	Virginia	22025	Owner Occupied	Single Family	360	355	100.00	100.00	10.025	2/1/2007	1/1/2037	615.59	615.59	6/1/2007	70,000.00	69,842.57
2686	Maryland	21224	Owner Occupied	Single Family	360	356	85.00	85.00	8.900	3/1/2007	2/1/2037	1,016.73	1,016.73	6/1/2007	127,500.00	127,212.41
2687	Pennsylvania	19348	Owner Occupied	Single Family	360	356	90.00	90.00	5.800	3/1/2007	2/1/2037	874.98	874.98	6/1/2007	171,000.00	170,804.67
2688	Illinois	60586	Owner Occupied	Single Family	360	356	80.00	100.00	7.375	3/1/2007	2/1/2037	2,072.03	2,072.03	6/1/2007	300,000.00	298,790.30
2689	California	93703	Investor	Single Family	360	356	90.00	90.00	6.950	3/1/2007	2/1/2037	1,388.10	1,388.10	6/1/2007	209,700.00	208,999.60
2690	Illinois	60586	Owner Occupied	Single Family	120	116	100.00	100.00	10.650	3/1/2007	2/1/2017	1,018.32	1,018.32	6/1/2007	75,000.00	73,321.64
2691	Maryland	21206	Owner Occupied	Single Family	360	356	85.00	85.00	9.500	3/1/2007	2/1/2037	1,222.02	1,222.02	6/1/2007	153,000.00	152,780.33
2692	Washington	98360	Owner Occupied	Single Family	360	356	82.54	82.55	6.700	3/1/2007	2/1/2037	1,409.45	1,409.45	6/1/2007	243,500.00	243,298.68
2693	Illinois	60466	Owner Occupied	Single Family	360	357	80.00	100.00	8.200	4/1/2007	3/1/2037	1,452.21	1,452.21	6/1/2007	194,210.00	193,832.11
2694	Maryland	21114	Owner Occupied	Condominium	360	356	90.00	90.00	9.150	3/1/2007	2/1/2037	2,087.50	2,087.50	6/1/2007	270,900.00	270,811.45
2695	Illinois	60466	Owner Occupied	Single Family	360	357	100.00	100.00	12.325	4/1/2007	3/1/2037	511.59	511.59	6/1/2007	48,552.00	48,512.84
2696	Georgia	30274	Owner Occupied	Single Family	360	356	100.00	100.00	7.600	3/1/2007	2/1/2037	894.25	894.25	6/1/2007	138,000.00	137,918.22
2697	California	91744	Owner Occupied	Single Family	360	356	80.00	100.00	7.450	3/1/2007	2/1/2037	2,277.24	2,277.24	6/1/2007	348,000.00	347,528.68
2698	California	92084	Owner Occupied	Single Family	360	356	83.16	83.16	6.100	3/1/2007	2/1/2037	1,686.84	1,686.84	6/1/2007	316,000.00	315,675.50
2699	Texas	76088	Owner Occupied	Single Family	360	356	80.00	80.00	9.950	3/1/2007	2/1/2037	1,205.95	1,205.95	6/1/2007	138,000.00	137,750.11
2700	California	92705	Investor	Condominium	360	356	72.20	72.20	8.400	3/1/2007	2/1/2037	1,914.12	1,914.12	6/1/2007	251,250.00	250,621.96
2701	California	95673	Owner Occupied	Single Family	360	356	82.76	82.76	6.770	3/1/2007	2/1/2037	1,822.53	1,822.53	6/1/2007	312,000.00	311,748.56
2702	Idaho	83709	Owner Occupied	Single Family	360	356	75.76	75.76	8.990	3/1/2007	2/1/2037	1,205.85	1,205.85	6/1/2007	150,000.00	149,667.89
2703	Texas	79606	Owner Occupied	Single Family	360	356	78.74	78.75	7.250	3/1/2007	2/1/2037	3,410.88	3,410.88	6/1/2007	500,000.00	498,425.70
2704	California	93536	Owner Occupied	Single Family	360	356	80.00	80.00	6.250	3/1/2007	2/1/2037	2,310.68	2,310.68	6/1/2007	424,000.00	423,587.40
2705	California	90650	Investor	Single Family	360	356	90.00	90.00	7.850	3/1/2007	2/1/2037	2,853.62	2,853.62	6/1/2007	427,500.00	427,097.18
2706	Florida	33063	Owner Occupied	Condominium	360	356	100.00	100.00	9.300	3/1/2007	2/1/2037	950.25	950.25	6/1/2007	115,000.00	114,761.24
2707	California	93223	Owner Occupied	Single Family	360	356	85.00	85.00	7.350	3/1/2007	2/1/2037	1,068.64	1,068.64	6/1/2007	170,000.00	169,889.42
2708	California	94585	Owner Occupied	Single Family	360	356	81.63	81.64	6.500	3/1/2007	2/1/2037	2,254.87	2,254.87	6/1/2007	400,000.00	399,644.32
2709	California	95367	Owner Occupied	Single Family	360	356	85.00	85.00	6.450	3/1/2007	2/1/2037	1,261.30	1,261.30	6/1/2007	225,250.00	225,046.03
2710	California	94806	Owner Occupied	Single Family	360	356	85.00	85.00	6.000	3/1/2007	2/1/2037	2,371.45	2,371.45	6/1/2007	450,500.00	450,018.96
2711	California	91744	Owner Occupied	Single Family	360	356	100.00	100.00	11.475	3/1/2007	2/1/2037	859.89	859.89	6/1/2007	87,000.00	86,886.47
2712	Florida	32174	Owner Occupied	Single Family	360	356	90.00	90.00	6.150	3/1/2007	2/1/2037	1,083.65	1,083.65	6/1/2007	201,600.00	201,396.64
2713	Hawaii	96706	Owner Occupied	Condominium	360	356	80.00	100.00	6.850	3/1/2007	2/1/2037	2,030.40	2,030.40	6/1/2007	344,000.00	343,730.78
2714	Hawaii	96706	Owner Occupied	Condominium	360	356	100.00	100.00	12.325	3/1/2007	2/1/2037	906.18	906.18	6/1/2007	86,000.00	85,907.03
2715	Maryland	20743	Owner Occupied	Single Family	360	357	70.00	70.00	10.550	4/1/2007	3/1/2037	1,993.10	1,993.10	6/1/2007	217,000.00	216,741.82
2716	Illinois	61020	Owner Occupied	Single Family	360	356	84.27	84.27	6.700	3/1/2007	2/1/2037	868.25	868.25	6/1/2007	150,000.00	149,445.65
2717	Georgia	30152	Investor	Single Family	360	356	80.00	80.00	8.650	3/1/2007	2/1/2037	1,197.42	1,197.42	6/1/2007	153,600.00	153,235.19
2718	Illinois	60429	Owner Occupied	Single Family	360	356	100.00	100.00	8.800	3/1/2007	2/1/2037	1,359.27	1,359.27	6/1/2007	172,000.00	171,602.45
2719	Illinois	60646	Owner Occupied	Single Family	360	356	82.11	82.11	6.200	3/1/2007	2/1/2037	2,388.63	2,388.63	6/1/2007	390,000.00	388,493.86
2720	Illinois	60074	Owner Occupied	Condominium	360	356	95.00	95.00	9.990	3/1/2007	2/1/2037	1,831.68	1,831.68	6/1/2007	218,500.00	218,448.69

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
2721	Florida	33954	Owner Occupied	Single Family	360	356	65.00	65.00	11.550	3/1/2007	2/1/2037	1,822.20	1,822.20	6/1/2007	183,300.00	183,064.87
2722	Florida	34120	Owner Occupied	Single Family	360	356	80.00	100.00	7.300	3/1/2007	2/1/2037	1,749.31	1,749.31	6/1/2007	280,000.00	279,557.46
2723	Indiana	46320	Investor	Single Family	360	356	90.00	90.00	7.800	3/1/2007	2/1/2037	647.88	647.88	6/1/2007	90,000.00	89,746.02
2724	New York	12304	Owner Occupied	Single Family	360	356	85.00	85.00	9.850	3/1/2007	2/1/2037	795.45	795.45	6/1/2007	91,800.00	91,630.21
2725	Florida	33594	Owner Occupied	Single Family	360	356	85.00	85.00	8.640	3/1/2007	2/1/2037	2,034.85	2,034.85	6/1/2007	278,800.00	278,688.84
2726	New Jersey	07039	Investor	Single Family	360	356	80.00	80.00	6.750	3/1/2007	2/1/2037	1,587.77	1,587.77	6/1/2007	244,800.00	243,949.77
2727	New York	11203	Owner Occupied	2 Family	360	357	80.00	100.00	8.300	4/1/2007	3/1/2037	3,894.69	3,894.69	6/1/2007	516,000.00	515,016.16
2728	New York	11203	Owner Occupied	2 Family	360	357	100.00	100.00	11.500	4/1/2007	3/1/2037	1,277.48	1,277.48	6/1/2007	129,000.00	128,875.12
2729	California	90037	Owner Occupied	3 Family	360	356	77.87	77.87	7.650	3/1/2007	2/1/2037	3,096.51	3,096.51	6/1/2007	475,000.00	474,723.84
2730	Florida	33880	Owner Occupied	Single Family	360	356	86.69	86.69	9.600	3/1/2007	2/1/2037	1,139.96	1,139.96	6/1/2007	141,300.00	141,261.30
2731	California	92336	Owner Occupied	Single Family	360	356	85.00	100.00	7.600	3/1/2007	2/1/2037	2,831.13	2,831.13	6/1/2007	436,900.00	436,641.17
2732	Maryland	20854	Owner Occupied	Single Family	360	356	80.00	80.00	5.750	3/1/2007	2/1/2037	4,365.12	4,365.12	6/1/2007	748,000.00	744,836.28
2733	Wisconsin	53218	Owner Occupied	Single Family	360	356	90.00	90.00	8.250	3/1/2007	2/1/2037	878.98	878.98	6/1/2007	117,000.00	116,696.45
2734	California	93550	Owner Occupied	Single Family	360	356	85.00	85.00	6.990	3/1/2007	2/1/2037	1,864.36	1,864.36	6/1/2007	310,250.00	310,019.37
2735	Florida	34208	Owner Occupied	Single Family	360	356	89.67	89.68	9.350	3/1/2007	2/1/2037	1,622.44	1,622.44	6/1/2007	206,250.00	206,187.64
2736	Georgia	30035	Owner Occupied	Single Family	360	356	80.00	100.00	6.900	3/1/2007	2/1/2037	902.95	902.95	6/1/2007	152,000.00	151,529.73
2737	Florida	32905	Investor	Single Family	360	356	90.00	90.00	6.400	3/1/2007	2/1/2037	1,072.26	1,072.26	6/1/2007	185,400.00	185,055.90
2738	Georgia	30035	Owner Occupied	Single Family	360	356	100.00	100.00	9.925	3/1/2007	2/1/2037	331.37	331.37	6/1/2007	38,000.00	37,830.83
2739	Massachusetts	01118	Owner Occupied	Single Family	360	356	90.00	90.00	7.500	3/1/2007	2/1/2037	1,013.16	1,013.16	6/1/2007	144,900.00	144,465.82
2740	Nevada	89113	Owner Occupied	Single Family	360	356	80.00	100.00	7.400	3/1/2007	2/1/2037	3,456.36	3,456.36	6/1/2007	499,200.00	497,674.11
2741	Florida	33498	Owner Occupied	Single Family	360	356	85.00	85.00	8.250	3/1/2007	2/1/2037	3,129.03	3,129.03	6/1/2007	416,500.00	415,426.65
2742	Colorado	80022	Owner Occupied	Single Family	360	356	75.00	75.00	9.990	3/1/2007	2/1/2037	1,085.08	1,085.08	6/1/2007	123,750.00	123,527.80
2743	Nevada	89113	Owner Occupied	Single Family	360	356	100.00	100.00	10.300	3/1/2007	2/1/2037	1,122.98	1,122.98	6/1/2007	124,800.00	124,590.21
2744	Maryland	20747	Owner Occupied	Single Family	360	357	85.00	85.00	8.550	4/1/2007	3/1/2037	1,746.53	1,746.53	6/1/2007	226,100.00	225,683.37
2745	California	95207	Owner Occupied	Single Family	360	356	80.00	95.00	7.840	3/1/2007	2/1/2037	1,773.51	1,773.51	6/1/2007	266,000.00	265,855.94
2746	California	92407	Investor	Single Family	360	356	78.13	78.13	7.950	3/1/2007	2/1/2037	1,688.37	1,688.37	6/1/2007	250,000.00	249,870.24
2747	Florida	34120	Owner Occupied	Single Family	360	356	100.00	100.00	11.075	3/1/2007	2/1/2037	670.60	670.60	6/1/2007	70,000.00	69,900.41
2748	California	95207	Owner Occupied	Single Family	360	356	95.00	95.00	11.075	3/1/2007	2/1/2037	477.80	477.80	6/1/2007	49,875.00	49,803.50
2749	Wisconsin	53212	Investor	Single Family	360	356	80.00	80.00	9.350	3/1/2007	2/1/2037	755.17	755.17	6/1/2007	96,000.00	95,970.98
2750	Massachusetts	02745	Owner Occupied	Single Family	360	356	70.00	70.00	6.650	3/1/2007	2/1/2037	1,550.35	1,550.35	6/1/2007	241,500.00	240,644.78
2751	California	90630	Owner Occupied	Single Family	360	356	80.00	80.00	7.220	3/1/2007	2/1/2037	4,334.83	4,334.83	6/1/2007	680,000.00	679,017.18
2752	Texas	76903	Owner Occupied	Single Family	240	236	95.00	95.00	7.850	3/1/2007	2/1/2027	722.91	722.91	6/1/2007	87,400.00	86,746.00
2753	New Jersey	07304	Investor	Condominium	360	356	80.00	80.00	10.800	3/1/2007	2/1/2037	1,886.48	1,886.48	6/1/2007	201,280.00	200,976.09
2754	Maryland	21043	Owner Occupied	Single Family	360	356	85.00	85.00	6.600	3/1/2007	2/1/2037	2,470.01	2,470.01	6/1/2007	386,750.00	382,345.02
2755	Florida	33073	Owner Occupied	Single Family	360	356	79.60	79.61	7.200	3/1/2007	2/1/2037	2,172.12	2,172.12	6/1/2007	320,000.00	318,982.41
2756	New York	12205	Owner Occupied	Single Family	360	356	85.00	100.00	7.875	3/1/2007	2/1/2037	1,177.15	1,177.15	6/1/2007	162,350.00	161,898.67
2757	Indiana	46208	Investor	Single Family	360	356	90.00	90.00	7.750	3/1/2007	2/1/2037	677.01	677.01	6/1/2007	94,500.00	94,230.61
2758	Arizona	85379	Owner Occupied	Single Family	360	356	80.00	100.00	7.950	3/1/2007	2/1/2037	2,833.49	2,833.49	6/1/2007	388,000.00	386,937.54
2759	Maryland	20748	Owner Occupied	Single Family	360	356	89.50	89.51	7.650	3/1/2007	2/1/2037	2,298.83	2,298.83	6/1/2007	324,000.00	323,057.72
2760	Arizona	85379	Owner Occupied	Single Family	360	356	100.00	100.00	11.000	3/1/2007	2/1/2037	923.75	923.75	6/1/2007	97,000.00	96,859.76

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
2761	Texas	75180	Owner Occupied	Single Family	360	356	95.00	95.00	9.550	3/1/2007	2/1/2037	1,187.29	1,187.29	6/1/2007	140,590.00	140,313.01
2762	Florida	33404	Owner Occupied	Single Family	360	356	90.00	90.00	9.600	3/1/2007	2/1/2037	2,157.31	2,157.31	6/1/2007	254,352.00	253,856.12
2763	Florida	33619	Investor	Single Family	360	356	80.00	80.00	10.450	3/1/2007	2/1/2037	1,282.69	1,282.69	6/1/2007	140,800.00	140,570.79
2764	Texas	75041	Investor	4 Family	360	356	80.00	85.00	9.250	3/1/2007	2/1/2037	1,546.63	1,546.63	6/1/2007	188,000.00	187,605.63
2765	Florida	34689	Owner Occupied	Single Family	360	356	31.25	31.25	10.250	3/1/2007	2/1/2037	448.05	448.05	6/1/2007	50,000.00	49,915.04
2766	Tennessee	38127	Owner Occupied	Single Family	360	356	90.00	100.00	9.200	3/1/2007	2/1/2037	626.58	626.58	6/1/2007	76,500.00	76,337.82
2767	Minnesota	55122	Owner Occupied	Single Family	360	356	90.00	90.00	7.500	3/1/2007	2/1/2037	1,302.24	1,302.24	6/1/2007	203,400.00	203,274.88
2768	New York	12180	Owner Occupied	3 Family	360	356	80.00	80.00	8.350	3/1/2007	2/1/2037	879.64	879.64	6/1/2007	116,000.00	115,707.06
2769	Maryland	20616	Investor	Single Family	360	356	90.00	90.00	7.250	3/1/2007	2/1/2037	1,978.17	1,978.17	6/1/2007	318,600.00	318,384.88
2770	Florida	34472	Owner Occupied	Single Family	360	356	90.00	90.00	8.900	3/1/2007	2/1/2037	1,492.80	1,492.80	6/1/2007	187,200.00	186,777.74
2771	California	90302	Owner Occupied	Single Family	360	356	62.72	62.72	7.450	3/1/2007	2/1/2037	1,835.89	1,835.89	6/1/2007	288,500.00	288,319.18
2772	Massachusetts	01702	Owner Occupied	Single Family	360	356	80.00	100.00	7.100	3/1/2007	2/1/2037	1,842.69	1,842.69	6/1/2007	302,400.00	302,184.14
2773	Pennsylvania	18104	Owner Occupied	Single Family	360	356	85.00	85.00	7.750	3/1/2007	2/1/2037	1,126.56	1,126.56	6/1/2007	157,250.00	156,732.68
2774	Pennsylvania	17601	Owner Occupied	Single Family	360	356	80.00	80.00	7.450	3/1/2007	2/1/2037	1,085.44	1,085.44	6/1/2007	156,000.00	155,527.83
2775	Connecticut	06460	Owner Occupied	Single Family	360	356	75.00	75.00	6.400	3/1/2007	2/1/2037	1,782.69	1,782.69	6/1/2007	285,000.00	283,940.80
2776	Colorado	81501	Owner Occupied	Single Family	360	356	85.00	85.00	8.550	3/1/2007	2/1/2037	1,190.09	1,190.09	6/1/2007	161,500.00	161,340.70
2777	California	92336	Owner Occupied	Single Family	360	356	100.00	100.00	10.175	3/1/2007	2/1/2037	686.60	686.60	6/1/2007	77,100.00	76,966.89
2778	Florida	32024	Investor	Single Family	360	356	84.97	84.97	7.200	3/1/2007	2/1/2037	1,022.35	1,022.35	6/1/2007	165,685.00	165,571.02
2779	Massachusetts	01702	Owner Occupied	Single Family	360	356	100.00	100.00	10.725	3/1/2007	2/1/2037	704.29	704.29	6/1/2007	75,600.00	75,484.00
2780	Virginia	22192	Owner Occupied	Single Family	360	356	100.00	100.00	6.900	3/1/2007	2/1/2037	2,301.93	2,301.93	6/1/2007	387,500.00	387,202.22
2781	Florida	33625	Investor	Single Family	360	356	58.82	58.83	7.900	3/1/2007	2/1/2037	1,017.53	1,017.53	6/1/2007	140,000.00	139,612.75
2782	Florida	34203	Owner Occupied	Single Family	360	356	90.00	90.00	6.500	3/1/2007	2/1/2037	1,080.84	1,080.84	6/1/2007	171,000.00	170,159.36
2783	Florida	33602	Owner Occupied	Single Family	360	356	74.07	74.07	7.050	3/1/2007	2/1/2037	2,922.06	2,922.06	6/1/2007	437,000.00	435,568.72
2784	Connecticut	06108	Owner Occupied	2 Family	360	356	89.05	89.06	8.700	3/1/2007	2/1/2037	1,243.00	1,243.00	6/1/2007	169,200.00	169,134.08
2785	Colorado	80017	Owner Occupied	Single Family	360	356	63.99	63.99	9.250	3/1/2007	2/1/2037	1,016.00	1,016.00	6/1/2007	123,500.00	123,240.95
2786	Florida	34711	Owner Occupied	Single Family	360	356	87.19	87.19	5.900	3/1/2007	2/1/2037	1,448.09	1,448.09	6/1/2007	279,000.00	278,692.38
2787	Illinois	61101	Owner Occupied	Single Family	360	356	90.00	90.00	10.250	3/1/2007	2/1/2037	871.01	871.01	6/1/2007	97,200.00	94,163.85
2788	Maryland	20744	Owner Occupied	Single Family	360	356	90.00	90.00	6.950	3/1/2007	2/1/2037	2,851.81	2,851.81	6/1/2007	477,000.00	476,640.16
2789	Illinois	60030	Investor	Single Family	360	356	80.00	100.00	9.250	3/1/2007	2/1/2037	1,202.16	1,202.16	6/1/2007	154,400.00	154,351.47
2790	North Carolina	27603	Owner Occupied	Single Family	360	356	90.00	90.00	9.350	3/1/2007	2/1/2037	1,568.57	1,568.57	6/1/2007	189,000.00	188,611.71
2791	Minnesota	55406	Owner Occupied	Single Family	360	356	80.00	100.00	7.150	3/1/2007	2/1/2037	809.42	809.42	6/1/2007	132,000.00	131,907.50
2792	New Jersey	08079	Owner Occupied	Single Family	360	356	86.49	86.49	7.500	3/1/2007	2/1/2037	1,024.37	1,024.37	6/1/2007	160,000.00	159,901.60
2793	New Jersey	07504	Owner Occupied	3 Family	360	356	76.83	76.83	6.990	3/1/2007	2/1/2037	1,892.91	1,892.91	6/1/2007	315,000.00	314,765.83
2794	Wisconsin	53215	Investor	2 Family	360	356	70.00	70.00	8.990	3/1/2007	2/1/2037	911.63	911.63	6/1/2007	113,400.00	113,148.90
2795	Florida	33020	Owner Occupied	Single Family	360	356	63.14	63.15	6.850	3/1/2007	2/1/2037	1,448.12	1,448.12	6/1/2007	221,000.00	220,247.28
2796	Florida	32277	Owner Occupied	Single Family	360	356	80.00	80.00	9.200	3/1/2007	2/1/2037	1,323.59	1,323.59	6/1/2007	161,600.00	161,257.45
2797	North Carolina	28462	Second Home	Single Family	360	356	68.21	68.22	7.750	3/1/2007	2/1/2037	4,642.35	4,642.35	6/1/2007	648,000.00	646,152.80
2798	Maryland	20772	Owner Occupied	Single Family	360	356	90.00	90.00	5.990	3/1/2007	2/1/2037	2,460.12	2,460.12	6/1/2007	468,000.00	467,500.19
2799	Florida	32837	Owner Occupied	Single Family	360	356	85.00	85.00	6.900	3/1/2007	2/1/2037	1,363.33	1,363.33	6/1/2007	229,500.00	229,321.14
2800	Illinois	60120	Owner Occupied	2 Family	360	356	70.70	70.70	7.650	3/1/2007	2/1/2037	1,078.46	1,078.46	6/1/2007	152,000.00	151,557.95

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
2801	California	92407	Owner Occupied	Single Family	360	356	80.00	100.00	7.300	3/1/2007	2/1/2037	1,448.92	1,448.92	6/1/2007	231,920.00	231,661.34
2802	California	95148	Owner Occupied	Single Family	360	356	80.00	80.00	5.350	3/1/2007	2/1/2037	2,764.17	2,764.17	6/1/2007	620,000.00	620,000.00
2803	California	94538	Owner Occupied	Single Family	360	356	88.09	88.10	6.000	3/1/2007	2/1/2037	2,550.43	2,550.43	6/1/2007	484,500.00	483,571.26
2804	Virginia	20143	Owner Occupied	Single Family	360	356	90.00	90.00	6.170	3/1/2007	2/1/2037	4,657.06	4,657.06	6/1/2007	864,000.00	863,134.72
2805	California	92407	Owner Occupied	Single Family	360	356	100.00	100.00	11.075	3/1/2007	2/1/2037	555.45	555.45	6/1/2007	57,980.00	57,716.81
2806	South Carolina	29223	Owner Occupied	Single Family	360	356	85.00	85.00	9.900	3/1/2007	2/1/2037	738.18	738.18	6/1/2007	84,830.00	84,612.43
2807	District of Columbia	20018	Owner Occupied	Single Family	360	356	26.32	26.32	8.850	3/1/2007	2/1/2037	793.85	793.85	6/1/2007	100,000.00	99,367.66
2808	Florida	34953	Owner Occupied	Single Family	360	356	80.00	100.00	7.800	3/1/2007	2/1/2037	2,017.35	2,017.35	6/1/2007	304,000.00	303,832.98
2809	Arizona	85207	Investor	Single Family	360	356	90.00	100.00	8.990	3/1/2007	2/1/2037	1,768.51	1,768.51	6/1/2007	229,500.00	229,301.09
2810	Florida	34953	Owner Occupied	Single Family	360	356	100.00	100.00	11.075	3/1/2007	2/1/2037	728.08	728.08	6/1/2007	76,000.00	75,891.86
2811	Florida	33460	Investor	Single Family	360	357	90.00	90.00	7.870	4/1/2007	3/1/2037	1,959.03	1,959.03	6/1/2007	285,750.00	285,493.37
2812	New York	11411	Owner Occupied	Single Family	360	356	82.65	82.66	5.500	3/1/2007	2/1/2037	1,983.87	1,983.87	6/1/2007	405,000.00	404,486.00
2813	Florida	33169	Owner Occupied	Single Family	360	356	80.00	80.00	8.450	3/1/2007	2/1/2037	1,591.98	1,591.98	6/1/2007	208,000.00	207,485.35
2814	California	92054	Owner Occupied	Single Family	360	356	100.00	100.00	10.425	3/1/2007	2/1/2037	517.30	517.30	6/1/2007	56,900.00	56,806.87
2815	Illinois	60441	Owner Occupied	Condominium	360	356	80.00	100.00	7.250	3/1/2007	2/1/2037	1,008.12	1,008.12	6/1/2007	157,600.00	157,374.16
2816	South Carolina	29045	Owner Occupied	Single Family	360	357	90.00	90.00	8.450	4/1/2007	3/1/2037	826.60	826.60	6/1/2007	108,000.00	107,800.30
2817	Illinois	60441	Owner Occupied	Condominium	360	356	100.00	100.00	11.825	3/1/2007	2/1/2037	399.97	399.97	6/1/2007	39,400.00	39,352.43
2818	Oregon	97527	Owner Occupied	Single Family	360	356	67.11	67.11	7.750	3/1/2007	2/1/2037	1,682.23	1,682.23	6/1/2007	255,000.00	254,857.21
2819	District of Columbia	20011	Owner Occupied	Single Family	360	356	87.38	87.39	7.500	3/1/2007	2/1/2037	2,566.12	2,566.12	6/1/2007	367,000.00	365,900.26
2820	Florida	34288	Owner Occupied	Single Family	360	356	85.00	100.00	7.990	3/1/2007	2/1/2037	1,270.52	1,270.52	6/1/2007	173,315.00	172,844.20
2821	Massachusetts	01107	Owner Occupied	Single Family	360	356	95.00	95.00	7.970	3/1/2007	2/1/2037	1,160.80	1,160.80	6/1/2007	158,650.00	158,217.31
2822	Maryland	21117	Owner Occupied	Condominium	360	356	95.00	95.00	8.450	3/1/2007	2/1/2037	2,105.02	2,105.02	6/1/2007	294,500.00	294,372.13
2823	Texas	77479	Owner Occupied	Single Family	360	356	89.08	89.09	7.200	3/1/2007	2/1/2037	3,295.52	3,295.52	6/1/2007	485,500.00	483,956.09
2824	California	94080	Owner Occupied	Single Family	360	356	80.00	100.00	6.250	3/1/2007	2/1/2037	3,444.23	3,444.23	6/1/2007	632,000.00	631,384.96
2825	Maryland	20774	Owner Occupied	Single Family	360	357	56.80	56.80	6.800	4/1/2007	3/1/2037	1,723.76	1,723.76	6/1/2007	284,000.00	283,654.44
2826	Massachusetts	01463	Owner Occupied	Single Family	360	356	80.00	80.00	9.370	3/1/2007	2/1/2037	2,047.90	2,047.90	6/1/2007	256,000.00	255,801.83
2827	California	94080	Owner Occupied	Single Family	360	356	100.00	100.00	9.990	3/1/2007	2/1/2037	1,385.40	1,385.40	6/1/2007	158,000.00	157,716.29
2828	Minnesota	55406	Owner Occupied	Single Family	360	356	100.00	100.00	9.990	3/1/2007	2/1/2037	289.35	289.35	6/1/2007	33,000.00	32,940.77
2829	Ohio	45207	Investor	2 Family	360	356	80.00	80.00	10.800	3/1/2007	2/1/2037	787.28	787.28	6/1/2007	84,000.00	83,873.18
2830	Texas	77040	Owner Occupied	Single Family	360	356	78.26	78.27	6.500	3/1/2007	2/1/2037	568.86	568.86	6/1/2007	90,000.00	89,671.91
2831	Hawaii	96748	Owner Occupied	Single Family	360	356	80.00	100.00	7.200	3/1/2007	2/1/2037	1,710.55	1,710.55	6/1/2007	252,000.00	251,198.62
2832	Ohio	44012	Owner Occupied	Single Family	360	356	85.00	85.00	6.100	3/1/2007	2/1/2037	1,287.74	1,287.74	6/1/2007	212,500.00	211,663.52
2833	Florida	33156	Owner Occupied	Single Family	360	357	100.00	100.00	8.650	4/1/2007	3/1/2037	5,456.98	5,456.98	6/1/2007	700,000.00	698,757.64
2834	Hawaii	96748	Owner Occupied	Single Family	360	356	100.00	100.00	10.300	3/1/2007	2/1/2037	566.89	566.89	6/1/2007	63,000.00	62,894.09
2835	Maryland	20770	Owner Occupied	Condominium	360	356	95.00	95.00	9.350	3/1/2007	2/1/2037	1,681.44	1,681.44	6/1/2007	213,750.00	213,684.67
2836	California	93245	Investor	Single Family	360	356	90.00	90.00	6.250	3/1/2007	2/1/2037	1,030.00	1,030.00	6/1/2007	189,000.00	188,816.07
2837	Arizona	85037	Owner Occupied	Single Family	360	356	80.00	100.00	6.950	3/1/2007	2/1/2037	1,004.41	1,004.41	6/1/2007	168,000.00	167,873.27
2838	Massachusetts	02301	Owner Occupied	2 Family	360	356	100.00	100.00	9.300	3/1/2007	2/1/2037	2,966.12	2,966.12	6/1/2007	379,000.00	378,883.17
2839	Connecticut	06108	Owner Occupied	Single Family	360	356	90.00	100.00	8.250	3/1/2007	2/1/2037	1,855.73	1,855.73	6/1/2007	265,500.00	265,377.06
2840	New York	10305	Owner Occupied	Single Family	360	356	85.00	85.00	6.500	3/1/2007	2/1/2037	3,833.27	3,833.27	6/1/2007	680,000.00	679,395.35

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
2841	New York	14617	Owner Occupied	Single Family	360	356	80.00	100.00	6.700	3/1/2007	2/1/2037	839.67	839.67	6/1/2007	140,000.00	139,766.04
2842	New York	14617	Owner Occupied	Single Family	360	356	100.00	100.00	10.175	3/1/2007	2/1/2037	311.69	311.69	6/1/2007	35,000.00	34,939.56
2843	Virginia	23434	Owner Occupied	Single Family	360	356	83.21	83.21	7.150	3/1/2007	2/1/2037	820.80	820.80	6/1/2007	129,800.00	129,608.66
2844	Utah	84341	Investor	Single Family	360	356	90.00	90.00	8.100	3/1/2007	2/1/2037	1,053.34	1,053.34	6/1/2007	142,200.00	141,822.23
2845	Arizona	85037	Owner Occupied	Single Family	360	356	100.00	100.00	11.475	3/1/2007	2/1/2037	415.12	415.12	6/1/2007	42,000.00	41,945.25
2846	Massachusetts	02301	Owner Occupied	Single Family	360	356	80.00	100.00	7.050	3/1/2007	2/1/2037	1,550.13	1,550.13	6/1/2007	256,000.00	255,810.34
2847	California	91387	Owner Occupied	Single Family	360	356	80.00	100.00	7.050	3/1/2007	2/1/2037	2,901.64	2,901.64	6/1/2007	479,200.00	478,851.58
2848	Massachusetts	01906	Owner Occupied	Condominium	360	356	80.00	95.00	6.100	3/1/2007	2/1/2037	1,879.01	1,879.01	6/1/2007	352,000.00	351,635.56
2849	California	91387	Owner Occupied	Single Family	360	356	100.00	100.00	11.075	3/1/2007	2/1/2037	1,147.68	1,147.68	6/1/2007	119,800.00	119,629.55
2850	Massachusetts	02301	Owner Occupied	Single Family	360	356	100.00	100.00	11.075	3/1/2007	2/1/2037	613.12	613.12	6/1/2007	64,000.00	63,906.27
2851	New York	11968	Owner Occupied	Single Family	360	356	69.94	69.94	5.650	3/1/2007	2/1/2037	2,749.00	2,749.00	6/1/2007	549,000.00	548,338.85
2852	Massachusetts	01906	Owner Occupied	Condominium	360	356	95.00	95.00	10.025	3/1/2007	2/1/2037	580.42	580.42	6/1/2007	66,000.00	63,958.84
2853	North Carolina	28277	Owner Occupied	Single Family	360	356	90.00	90.00	7.490	3/1/2007	2/1/2037	2,388.37	2,388.37	6/1/2007	373,500.00	373,269.43
2854	Illinois	60461	Owner Occupied	Single Family	360	356	90.00	90.00	10.150	3/1/2007	2/1/2037	2,145.20	2,145.20	6/1/2007	252,000.00	251,944.50
2855	Maryland	21061	Owner Occupied	Single Family	360	356	90.00	90.00	5.990	3/1/2007	2/1/2037	1,726.81	1,726.81	6/1/2007	328,500.00	328,149.19
2856	Maryland	20707	Owner Occupied	Single Family	360	356	90.00	100.00	5.250	3/1/2007	2/1/2037	4,040.47	4,040.47	6/1/2007	731,700.00	728,320.74
2857	Georgia	30296	Investor	Single Family	360	356	84.85	84.85	6.500	3/1/2007	2/1/2037	707.92	707.92	6/1/2007	112,000.00	111,220.37
2858	New York	11236	Owner Occupied	2 Family	360	357	90.00	90.00	5.500	4/1/2007	3/1/2037	2,865.60	2,865.60	6/1/2007	585,000.00	584,409.20
2859	Georgia	31217	Owner Occupied	Single Family	360	356	85.00	85.00	7.250	3/1/2007	2/1/2037	550.86	550.86	6/1/2007	80,750.00	80,495.72
2860	Florida	34120	Owner Occupied	Single Family	360	356	80.00	100.00	7.500	3/1/2007	2/1/2037	1,639.00	1,639.00	6/1/2007	256,000.00	255,842.53
2861	New York	11413	Owner Occupied	Single Family	360	356	80.00	100.00	6.950	3/1/2007	2/1/2037	2,152.31	2,152.31	6/1/2007	360,000.00	359,728.41
2862	Rhode Island	02921	Owner Occupied	Single Family	360	356	82.39	82.39	6.250	3/1/2007	2/1/2037	1,785.58	1,785.58	6/1/2007	290,000.00	288,890.71
2863	North Carolina	28405	Investor	Single Family	360	356	70.00	70.00	8.950	3/1/2007	2/1/2037	695.29	695.29	6/1/2007	86,800.00	86,606.22
2864	New York	11413	Owner Occupied	Single Family	360	356	100.00	100.00	10.300	3/1/2007	2/1/2037	809.84	809.84	6/1/2007	90,000.00	89,848.71
2865	Connecticut	06374	Owner Occupied	Single Family	360	356	85.00	85.00	7.800	3/1/2007	2/1/2037	1,301.16	1,301.16	6/1/2007	191,250.00	191,015.60
2866	Virginia	22553	Owner Occupied	Single Family	360	356	80.00	80.00	7.300	3/1/2007	2/1/2037	1,599.36	1,599.36	6/1/2007	256,000.00	255,824.04
2867	Maryland	21037	Owner Occupied	Single Family	360	356	80.00	100.00	7.700	3/1/2007	2/1/2037	1,768.14	1,768.14	6/1/2007	248,000.00	247,285.94
2868	Illinois	60481	Owner Occupied	Single Family	360	356	78.43	78.43	7.400	3/1/2007	2/1/2037	1,900.58	1,900.58	6/1/2007	274,500.00	273,660.78
2869	Virginia	22554	Owner Occupied	Single Family	360	356	75.00	75.00	10.500	3/1/2007	2/1/2037	3,865.28	3,865.28	6/1/2007	435,000.00	434,760.74
2870	North Carolina	27406	Owner Occupied	Single Family	360	356	90.00	90.00	9.000	3/1/2007	2/1/2037	1,412.11	1,412.11	6/1/2007	175,500.00	175,112.23
2871	New Jersey	07869	Owner Occupied	Single Family	360	356	85.00	85.00	6.600	3/1/2007	2/1/2037	3,257.16	3,257.16	6/1/2007	510,000.00	508,176.38
2872	New York	11554	Owner Occupied	Single Family	360	356	75.00	75.00	5.990	3/1/2007	2/1/2037	1,751.81	1,751.81	6/1/2007	292,500.00	291,323.67
2873	Maryland	21122	Owner Occupied	Single Family	360	356	80.00	100.00	6.990	3/1/2007	2/1/2037	2,307.54	2,307.54	6/1/2007	384,000.00	383,713.68
2874	New York	11379	Owner Occupied	2 Family	360	357	80.00	100.00	7.500	4/1/2007	3/1/2037	2,790.22	2,790.22	6/1/2007	424,000.00	423,576.70
2875	Georgia	30106	Owner Occupied	Single Family	360	356	80.00	80.00	9.500	3/1/2007	2/1/2037	638.97	638.97	6/1/2007	80,000.00	79,977.18
2876	New York	11379	Owner Occupied	2 Family	360	357	100.00	100.00	11.075	4/1/2007	3/1/2037	1,015.47	1,015.47	6/1/2007	106,000.00	105,887.43
2877	California	95901	Owner Occupied	Single Family	360	356	78.04	78.04	5.990	3/1/2007	2/1/2037	2,092.15	2,092.15	6/1/2007	398,000.00	397,574.97
2878	Virginia	22553	Owner Occupied	Single Family	360	356	65.00	65.00	6.950	3/1/2007	2/1/2037	1,024.03	1,024.03	6/1/2007	154,700.00	154,183.29
2879	North Carolina	28425	Owner Occupied	Single Family	360	357	90.00	90.00	10.200	4/1/2007	3/1/2037	1,462.61	1,462.61	6/1/2007	171,000.00	170,973.43
2880	New York	11426	Owner Occupied	Single Family	360	355	44.64	44.65	5.500	2/1/2007	1/1/2037	1,427.08	1,427.08	6/1/2007	250,000.00	250,000.00

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
2881	New York	11717	Owner Occupied	Single Family	360	356	43.83	43.84	6.100	3/1/2007	2/1/2037	1,012.01	1,012.01	6/1/2007	167,000.00	166,342.64
2882	Virginia	22306	Owner Occupied	Single Family	360	356	80.00	100.00	6.110	3/1/2007	2/1/2037	1,573.72	1,573.72	6/1/2007	294,400.00	294,098.78
2883	California	91331	Owner Occupied	Single Family	360	356	37.00	37.00	6.990	3/1/2007	2/1/2037	1,111.71	1,111.71	6/1/2007	185,000.00	184,862.48
2884	Pennsylvania	19144	Owner Occupied	Single Family	360	356	80.00	80.00	9.990	3/1/2007	2/1/2037	561.17	561.17	6/1/2007	64,000.00	63,885.10
2885	New York	10453	Owner Occupied	2 Family	360	356	64.71	64.71	6.500	3/1/2007	2/1/2037	2,006.27	2,006.27	6/1/2007	355,900.00	355,583.53
2886	Tennessee	37129	Owner Occupied	Single Family	360	356	100.00	100.00	9.100	3/1/2007	2/1/2037	1,217.74	1,217.74	6/1/2007	150,000.00	149,675.37
2887	Virginia	22306	Owner Occupied	Single Family	360	356	100.00	100.00	9.700	3/1/2007	2/1/2037	629.64	629.64	6/1/2007	73,600.00	73,459.47
2888	Maryland	21793	Owner Occupied	Single Family	360	356	51.95	51.95	7.150	3/1/2007	2/1/2037	1,350.81	1,350.81	6/1/2007	200,000.00	199,357.71
2889	Delaware	19703	Owner Occupied	Single Family	360	356	85.00	85.00	9.400	3/1/2007	2/1/2037	1,732.14	1,732.14	6/1/2007	215,900.00	215,734.38
2890	California	95377	Owner Occupied	Single Family	360	356	80.00	100.00	6.600	3/1/2007	2/1/2037	2,033.69	2,033.69	6/1/2007	356,000.00	355,694.41
2891	Virginia	23236	Owner Occupied	Single Family	360	357	95.00	95.00	7.200	4/1/2007	3/1/2037	1,653.06	1,653.06	6/1/2007	267,900.00	267,759.36
2892	California	95377	Owner Occupied	Single Family	360	356	100.00	100.00	11.075	3/1/2007	2/1/2037	852.62	852.62	6/1/2007	89,000.00	88,872.97
2893	Arizona	85258	Owner Occupied	Single Family	360	356	65.00	65.00	7.200	3/1/2007	2/1/2037	3,000.06	3,000.06	6/1/2007	486,200.00	485,865.56
2894	Maryland	20640	Owner Occupied	Single Family	360	356	85.00	100.00	7.450	3/1/2007	2/1/2037	1,352.26	1,352.26	6/1/2007	212,500.00	212,366.81
2895	California	93631	Owner Occupied	Single Family	360	356	82.29	82.30	8.850	3/1/2007	2/1/2037	1,474.51	1,474.51	6/1/2007	197,500.00	197,427.41
2896	Maryland	20640	Owner Occupied	Single Family	360	356	100.00	100.00	12.375	3/1/2007	2/1/2037	396.59	396.59	6/1/2007	37,500.00	37,459.90
2897	Arizona	85335	Owner Occupied	Single Family	360	356	85.00	85.00	8.550	3/1/2007	2/1/2037	1,772.80	1,772.80	6/1/2007	229,500.00	228,943.65
2898	California	95621	Owner Occupied	Single Family	360	356	80.00	100.00	6.850	3/1/2007	2/1/2037	1,270.18	1,270.18	6/1/2007	215,200.00	215,031.57
2899	California	95621	Owner Occupied	Single Family	360	356	100.00	100.00	9.900	3/1/2007	2/1/2037	468.16	468.16	6/1/2007	53,800.00	53,701.55
2900	California	93033	Owner Occupied	Single Family	360	356	39.17	39.17	8.200	3/1/2007	2/1/2037	1,757.22	1,757.22	6/1/2007	235,000.00	234,388.22
2901	California	93307	Owner Occupied	Single Family	360	356	77.50	77.50	6.600	3/1/2007	2/1/2037	1,187.91	1,187.91	6/1/2007	186,000.00	185,334.89
2902	Florida	33014	Owner Occupied	Single Family	360	356	78.69	78.69	5.600	3/1/2007	2/1/2037	1,193.02	1,193.02	6/1/2007	240,000.00	239,705.87
2903	Florida	33168	Owner Occupied	2 Family	360	356	80.00	95.00	8.400	3/1/2007	2/1/2037	1,450.07	1,450.07	6/1/2007	204,000.00	203,910.79
2904	Florida	33351	Owner Occupied	Single Family	360	356	65.00	65.00	9.990	3/1/2007	2/1/2037	1,819.73	1,819.73	6/1/2007	214,500.00	214,331.19
2905	Maryland	21122	Owner Occupied	Single Family	360	356	100.00	100.00	11.750	3/1/2007	2/1/2037	969.03	969.03	6/1/2007	96,000.00	95,881.18
2906	Connecticut	06451	Owner Occupied	2 Family	360	356	80.00	80.00	9.000	3/1/2007	2/1/2037	1,234.18	1,234.18	6/1/2007	160,000.00	159,859.72
2907	Maryland	20707	Owner Occupied	Single Family	360	356	100.00	100.00	10.275	3/1/2007	2/1/2037	730.04	730.04	6/1/2007	81,300.00	81,162.61
2908	New York	10956	Owner Occupied	Single Family	360	357	80.00	98.00	6.300	4/1/2007	3/1/2037	2,041.19	2,041.19	6/1/2007	372,000.00	371,734.04
2909	Minnesota	56560	Owner Occupied	Single Family	360	356	90.00	90.00	9.500	3/1/2007	2/1/2037	1,056.69	1,056.69	6/1/2007	132,300.00	132,262.30
2910	Pennsylvania	19460	Owner Occupied	Single Family	360	356	80.00	100.00	7.450	3/1/2007	2/1/2037	1,508.48	1,508.48	6/1/2007	216,800.00	216,143.87
2911	Pennsylvania	19460	Owner Occupied	Single Family	360	356	100.00	100.00	11.725	3/1/2007	2/1/2037	546.06	546.06	6/1/2007	54,200.00	54,133.11
2912	Tennessee	37934	Owner Occupied	Single Family	360	356	80.00	80.00	10.050	3/1/2007	2/1/2037	987.02	987.02	6/1/2007	112,000.00	111,801.45
2913	Colorado	81252	Owner Occupied	Single Family	360	357	95.00	95.00	6.990	4/1/2007	3/1/2037	1,153.17	1,153.17	6/1/2007	191,900.00	191,793.32
2914	New Jersey	08234	Owner Occupied	Single Family	360	356	72.33	72.34	6.750	3/1/2007	2/1/2037	1,407.46	1,407.46	6/1/2007	217,000.00	216,246.33
2915	Texas	76011	Owner Occupied	2 Family	360	356	80.00	100.00	8.750	3/1/2007	2/1/2037	629.36	629.36	6/1/2007	80,000.00	79,813.90
2916	Colorado	80015	Owner Occupied	Single Family	360	356	80.00	100.00	6.350	3/1/2007	2/1/2037	1,016.51	1,016.51	6/1/2007	184,000.00	183,827.26
2917	Colorado	80015	Owner Occupied	Single Family	360	356	100.00	100.00	10.275	3/1/2007	2/1/2037	413.06	413.06	6/1/2007	46,000.00	45,922.28
2918	Kentucky	40299	Owner Occupied	Single Family	360	356	100.00	100.00	7.950	3/1/2007	2/1/2037	1,080.56	1,080.56	6/1/2007	160,000.00	159,916.94
2919	Texas	77521	Owner Occupied	Single Family	360	356	80.00	100.00	9.250	3/1/2007	2/1/2037	664.72	664.72	6/1/2007	80,800.00	80,624.51
2920	Washington	98001	Owner Occupied	Single Family	360	356	85.00	85.00	8.650	3/1/2007	2/1/2037	2,204.75	2,204.75	6/1/2007	301,750.00	301,630.17

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
2921	New York	11772	Owner Occupied	Single Family	360	356	89.83	89.83	7.550	3/1/2007	2/1/2037	1,990.32	1,990.32	6/1/2007	309,000.00	308,813.47
2922	Washington	98375	Owner Occupied	Single Family	360	356	80.00	100.00	6.990	3/1/2007	2/1/2037	1,394.14	1,394.14	6/1/2007	232,000.00	231,827.54
2923	District of Columbia	20019	Owner Occupied	Single Family	360	356	90.00	100.00	6.150	3/1/2007	2/1/2037	1,233.62	1,233.62	6/1/2007	229,500.00	229,268.50
2924	Washington	98375	Owner Occupied	Single Family	360	356	100.00	100.00	10.175	3/1/2007	2/1/2037	516.51	516.51	6/1/2007	58,000.00	57,899.86
2925	Texas	77521	Owner Occupied	Single Family	180	176	100.00	100.00	10.950	3/1/2007	2/1/2022	228.96	228.96	6/1/2007	20,200.00	20,019.01
2926	District of Columbia	20019	Owner Occupied	Single Family	360	356	100.00	100.00	9.990	3/1/2007	2/1/2037	223.59	223.59	6/1/2007	25,500.00	25,454.22
2927	Maryland	21228	Owner Occupied	Single Family	360	356	80.00	100.00	8.650	3/1/2007	2/1/2037	1,139.82	1,139.82	6/1/2007	156,000.00	155,938.06
2928	Florida	33434	Owner Occupied	Single Family	360	356	90.00	90.00	7.450	3/1/2007	2/1/2037	1,878.64	1,878.64	6/1/2007	270,000.00	269,182.87
2929	Maryland	21228	Owner Occupied	Single Family	360	356	100.00	100.00	11.750	3/1/2007	2/1/2037	393.67	393.67	6/1/2007	39,000.00	38,952.13
2930	California	90222	Investor	Single Family	360	356	56.94	56.95	7.990	3/1/2007	2/1/2037	1,774.02	1,774.02	6/1/2007	242,000.00	241,342.65
2931	North Carolina	28211	Owner Occupied	Single Family	360	356	90.00	90.00	9.500	3/1/2007	2/1/2037	2,193.87	2,193.87	6/1/2007	260,910.00	260,390.55
2932	New Hampshire	03811	Owner Occupied	Single Family	360	356	88.26	88.26	5.800	3/1/2007	2/1/2037	2,822.28	2,822.28	6/1/2007	481,000.00	478,995.74
2933	Virginia	23222	Owner Occupied	Single Family	360	356	84.57	84.57	6.500	3/1/2007	2/1/2037	772.29	772.29	6/1/2007	137,000.00	136,878.19
2934	Florida	33054	Owner Occupied	Single Family	360	356	80.00	100.00	7.800	3/1/2007	2/1/2037	1,619.19	1,619.19	6/1/2007	244,000.00	243,865.94
2935	Maryland	21037	Owner Occupied	Single Family	360	356	100.00	100.00	11.525	3/1/2007	2/1/2037	615.16	615.16	6/1/2007	62,000.00	61,920.06
2936	Florida	34787	Owner Occupied	Single Family	360	356	80.00	100.00	7.620	3/1/2007	2/1/2037	1,293.41	1,293.41	6/1/2007	199,120.00	199,002.90
2937	Florida	34787	Owner Occupied	Single Family	360	356	100.00	100.00	11.475	3/1/2007	2/1/2037	492.02	492.02	6/1/2007	49,780.00	49,715.08
2938	Massachusetts	01082	Owner Occupied	Single Family	360	356	80.00	80.00	8.990	3/1/2007	2/1/2037	1,543.49	1,543.49	6/1/2007	192,000.00	191,574.89
2939	West Virginia	25801	Owner Occupied	Single Family	360	356	90.00	100.00	10.450	3/1/2007	2/1/2037	557.53	557.53	6/1/2007	61,200.00	61,098.48
2940	California	95132	Owner Occupied	Single Family	360	356	80.00	80.00	6.850	3/1/2007	2/1/2037	3,446.96	3,446.96	6/1/2007	584,000.00	583,542.94
2941	Florida	33313	Investor	Condominium	360	356	80.00	80.00	9.850	3/1/2007	2/1/2037	774.04	774.04	6/1/2007	93,600.00	93,576.76
2942	California	90605	Owner Occupied	Single Family	360	356	89.73	89.73	7.500	3/1/2007	2/1/2037	3,188.36	3,188.36	6/1/2007	498,000.00	497,693.71
2943	Minnesota	55407	Owner Occupied	Single Family	360	356	91.53	91.53	6.390	3/1/2007	2/1/2037	1,464.16	1,464.16	6/1/2007	263,600.00	263,356.10
2944	Florida	34769	Owner Occupied	Single Family	360	356	100.00	100.00	9.990	3/1/2007	2/1/2037	1,867.57	1,867.57	6/1/2007	212,990.00	212,607.10
2945	Wisconsin	53209	Owner Occupied	Single Family	360	356	99.75	99.75	9.500	3/1/2007	2/1/2037	838.75	838.75	6/1/2007	99,750.00	99,551.41
2946	California	95826	Owner Occupied	Single Family	360	356	80.00	100.00	7.990	3/1/2007	2/1/2037	1,993.94	1,993.94	6/1/2007	272,000.00	271,261.17
2947	New Jersey	07003	Owner Occupied	Single Family	360	356	90.00	90.00	8.350	3/1/2007	2/1/2037	2,640.12	2,640.12	6/1/2007	373,500.00	373,333.54
2948	Oregon	97303	Owner Occupied	Single Family	360	356	70.00	70.00	8.990	3/1/2007	2/1/2037	1,378.69	1,378.69	6/1/2007	171,500.00	171,120.29
2949	New Jersey	07062	Owner Occupied	Single Family	360	356	80.00	100.00	6.990	3/1/2007	2/1/2037	1,567.21	1,567.21	6/1/2007	260,800.00	260,606.12
2950	California	95826	Owner Occupied	Single Family	360	356	100.00	100.00	11.275	3/1/2007	2/1/2037	661.75	661.75	6/1/2007	68,000.00	67,907.38
2951	Idaho	83402	Owner Occupied	Single Family	360	356	80.00	100.00	8.400	3/1/2007	2/1/2037	1,146.11	1,146.11	6/1/2007	150,440.00	150,063.95
2952	Virginia	20170	Owner Occupied	Single Family	360	356	85.00	85.00	9.600	3/1/2007	2/1/2037	3,017.31	3,017.31	6/1/2007	374,000.00	373,888.11
2953	Idaho	83402	Owner Occupied	Single Family	360	356	100.00	100.00	11.500	3/1/2007	2/1/2037	372.45	372.45	6/1/2007	37,610.00	37,561.22
2954	Florida	33193	Owner Occupied	Single Family	360	356	80.00	100.00	8.350	3/1/2007	2/1/2037	2,652.14	2,652.14	6/1/2007	375,200.00	375,032.78
2955	Arizona	85629	Owner Occupied	Single Family	360	356	95.00	95.00	9.300	3/1/2007	2/1/2037	2,444.12	2,444.12	6/1/2007	295,790.00	295,175.92
2956	Florida	32765	Owner Occupied	Condominium	360	356	80.00	100.00	8.950	3/1/2007	2/1/2037	1,140.31	1,140.31	6/1/2007	151,120.00	151,065.76
2957	Florida	33193	Owner Occupied	Single Family	360	356	100.00	100.00	11.250	3/1/2007	2/1/2037	911.04	911.04	6/1/2007	93,800.00	93,671.56
2958	California	92335	Owner Occupied	Single Family	360	356	70.75	70.75	7.950	3/1/2007	2/1/2037	1,730.77	1,730.77	6/1/2007	237,000.00	236,351.01
2959	Arizona	85029	Owner Occupied	Single Family	360	356	80.00	80.00	8.050	3/1/2007	2/1/2037	1,321.16	1,321.16	6/1/2007	179,200.00	178,719.07
2960	California	92880	Owner Occupied	Single Family	360	356	81.25	81.25	6.600	3/1/2007	2/1/2037	4,151.28	4,151.28	6/1/2007	650,000.00	647,675.79

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
2961	New York	11003	Owner Occupied	Single Family	360	356	80.00	100.00	6.950	3/1/2007	2/1/2037	2,214.49	2,214.49	6/1/2007	370,400.00	370,120.55
2962	Florida	32765	Owner Occupied	Condominium	360	356	100.00	100.00	10.825	3/1/2007	2/1/2037	354.80	354.80	6/1/2007	37,780.00	37,724.09
2963	California	92802	Owner Occupied	Single Family	360	356	100.00	100.00	11.500	3/1/2007	2/1/2037	1,158.64	1,158.64	6/1/2007	117,000.00	116,848.27
2964	California	90603	Owner Occupied	Single Family	360	356	100.00	100.00	12.325	3/1/2007	2/1/2037	869.14	869.14	6/1/2007	82,485.00	82,395.84
2965	California	93550	Owner Occupied	Single Family	360	356	80.00	100.00	7.800	3/1/2007	2/1/2037	1,727.69	1,727.69	6/1/2007	240,000.00	239,322.67
2966	California	93550	Owner Occupied	Single Family	360	356	100.00	100.00	11.075	3/1/2007	2/1/2037	574.80	574.80	6/1/2007	60,000.00	59,914.63
2967	California	90221	Owner Occupied	Single Family	360	356	80.00	80.00	7.650	3/1/2007	2/1/2037	2,425.06	2,425.06	6/1/2007	372,000.00	371,783.70
2968	California	95060	Owner Occupied	Condominium	360	357	90.00	90.00	9.650	4/1/2007	3/1/2037	3,429.69	3,429.69	6/1/2007	423,000.00	422,915.13
2969	West Virginia	26330	Owner Occupied	Single Family	360	356	80.00	80.00	11.050	3/1/2007	2/1/2037	4,872.30	4,872.30	6/1/2007	509,600.00	508,871.08
2970	New Jersey	08005	Investor	Condominium	360	356	90.00	90.00	8.400	3/1/2007	2/1/2037	1,119.54	1,119.54	6/1/2007	157,500.00	157,431.12
2971	Florida	32822	Owner Occupied	Condominium	360	356	80.00	100.00	8.700	3/1/2007	2/1/2037	1,028.43	1,028.43	6/1/2007	139,992.00	139,937.46
2972	Georgia	30127	Owner Occupied	Single Family	360	356	95.00	95.00	8.000	3/1/2007	2/1/2037	1,289.98	1,289.98	6/1/2007	189,905.00	187,265.84
2973	Florida	32578	Owner Occupied	Single Family	360	357	77.20	77.21	6.250	4/1/2007	3/1/2037	3,398.76	3,398.76	6/1/2007	552,000.00	550,420.52
2974	Rhode Island	02816	Owner Occupied	Single Family	360	356	100.00	100.00	8.150	3/1/2007	2/1/2037	2,632.06	2,632.06	6/1/2007	372,500.00	372,087.16
2975	Pennsylvania	19518	Owner Occupied	Single Family	360	356	77.92	77.93	7.800	3/1/2007	2/1/2037	1,632.83	1,632.83	6/1/2007	240,000.00	239,705.83
2976	New York	11422	Owner Occupied	Single Family	360	356	75.00	75.00	7.550	3/1/2007	2/1/2037	2,246.36	2,246.36	6/1/2007	348,750.00	348,539.46
2977	New York	11228	Owner Occupied	2 Family	360	356	80.00	80.00	5.990	3/1/2007	2/1/2037	2,851.21	2,851.21	6/1/2007	542,400.00	541,820.76
2978	California	91711	Owner Occupied	Condominium	360	356	80.00	100.00	6.550	3/1/2007	2/1/2037	1,770.56	1,770.56	6/1/2007	312,000.00	311,727.54
2979	Minnesota	55122	Owner Occupied	Single Family	360	356	68.00	68.01	5.250	3/1/2007	2/1/2037	1,051.69	1,051.69	6/1/2007	210,815.00	210,101.88
2980	California	91711	Owner Occupied	Condominium	360	356	100.00	100.00	10.025	3/1/2007	2/1/2037	685.95	685.95	6/1/2007	78,000.00	77,860.98
2981	New Jersey	07060	Owner Occupied	Single Family	360	356	84.92	84.93	8.820	3/1/2007	2/1/2037	4,107.94	4,107.94	6/1/2007	552,000.00	551,794.79
2982	Virginia	20109	Owner Occupied	Single Family	360	356	90.00	90.00	8.500	3/1/2007	2/1/2037	3,183.30	3,183.30	6/1/2007	414,000.00	412,986.08
2983	Washington	98584	Owner Occupied	Single Family	360	356	95.00	95.00	7.950	3/1/2007	2/1/2037	1,347.32	1,347.32	6/1/2007	199,500.00	199,396.45
2984	Florida	33428	Investor	Condominium	360	356	80.00	80.00	9.150	3/1/2007	2/1/2037	978.53	978.53	6/1/2007	120,000.00	119,742.97
2985	Connecticut	06513	Owner Occupied	Single Family	360	356	89.81	89.81	9.750	3/1/2007	2/1/2037	2,006.13	2,006.13	6/1/2007	233,500.00	232,952.06
2986	New York	11702	Investor	Single Family	360	356	80.00	80.00	10.600	3/1/2007	2/1/2037	2,951.12	2,951.12	6/1/2007	320,000.00	319,495.56
2987	California	93551	Owner Occupied	Single Family	360	356	75.79	75.79	6.750	3/1/2007	2/1/2037	2,097.45	2,097.45	6/1/2007	360,000.00	359,707.74
2988	Florida	33024	Owner Occupied	Single Family	360	356	85.00	85.00	6.450	3/1/2007	2/1/2037	1,889.57	1,889.57	6/1/2007	337,450.00	337,144.45
2989	California	91739	Owner Occupied	Single Family	360	356	90.00	100.00	9.490	3/1/2007	2/1/2037	6,166.54	6,166.54	6/1/2007	792,000.00	791,773.41
2990	Washington	98903	Owner Occupied	Single Family	180	176	53.42	53.42	7.250	3/1/2007	2/1/2022	570.54	570.54	6/1/2007	62,500.00	61,721.24
2991	Pennsylvania	17362	Owner Occupied	Single Family	360	356	78.93	78.93	6.450	3/1/2007	2/1/2037	1,198.71	1,198.71	6/1/2007	206,000.00	205,631.20
2992	Florida	32825	Owner Occupied	Single Family	360	356	80.00	100.00	7.850	3/1/2007	2/1/2037	1,562.40	1,562.40	6/1/2007	216,000.00	215,396.51
2993	Minnesota	55309	Owner Occupied	Single Family	360	356	80.00	100.00	7.950	3/1/2007	2/1/2037	1,442.01	1,442.01	6/1/2007	213,520.00	213,409.15
2994	Florida	32825	Owner Occupied	Single Family	360	356	100.00	100.00	11.475	3/1/2007	2/1/2037	533.73	533.73	6/1/2007	54,000.00	53,929.31
2995	Minnesota	55309	Owner Occupied	Single Family	360	356	100.00	100.00	10.250	3/1/2007	2/1/2037	478.34	478.34	6/1/2007	53,380.00	53,289.30
2996	Florida	33144	Owner Occupied	Condominium	360	356	74.29	74.29	6.850	3/1/2007	2/1/2037	1,111.23	1,111.23	6/1/2007	182,000.00	181,708.26
2997	Maryland	20707	Owner Occupied	Single Family	360	356	53.33	53.34	8.900	3/1/2007	2/1/2037	1,913.85	1,913.85	6/1/2007	240,000.00	239,458.62
2998	Rhode Island	02893	Owner Occupied	2 Family	360	356	77.14	77.15	6.600	3/1/2007	2/1/2037	1,379.50	1,379.50	6/1/2007	216,000.00	215,227.66
2999	Florida	33334	Owner Occupied	Single Family	360	356	90.00	90.00	9.500	3/1/2007	2/1/2037	1,545.50	1,545.50	6/1/2007	193,500.00	193,445.16
3000	Indiana	46112	Owner Occupied	Single Family	360	356	100.00	100.00	9.350	3/1/2007	2/1/2037	1,484.75	1,484.75	6/1/2007	178,900.00	178,532.45

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
3001	Florida	33764	Owner Occupied	Single Family	360	356	85.00	85.00	9.000	3/1/2007	2/1/2037	2,161.22	2,161.22	6/1/2007	268,600.00	268,006.48
3002	Colorado	80915	Owner Occupied	Single Family	360	357	100.00	100.00	7.650	4/1/2007	3/1/2037	1,134.30	1,134.30	6/1/2007	174,000.00	173,923.58
3003	Maryland	21061	Owner Occupied	Single Family	360	356	85.00	85.00	6.600	3/1/2007	2/1/2037	1,764.29	1,764.29	6/1/2007	276,250.00	275,262.23
3004	Florida	33406	Owner Occupied	Single Family	360	356	79.58	79.58	7.600	3/1/2007	2/1/2037	972.01	972.01	6/1/2007	150,000.00	149,911.12
3005	California	91765	Owner Occupied	Single Family	360	356	90.00	90.00	6.050	3/1/2007	2/1/2037	3,542.47	3,542.47	6/1/2007	587,700.00	585,364.49
3006	Michigan	49036	Owner Occupied	Single Family	360	356	85.00	85.00	7.950	3/1/2007	2/1/2037	775.92	775.92	6/1/2007	106,250.00	105,861.79
3007	New York	11222	Owner Occupied	2 Family	360	356	80.00	100.00	8.200	3/1/2007	2/1/2037	5,257.31	5,257.31	6/1/2007	703,080.00	701,249.62
3008	Minnesota	55912	Owner Occupied	Single Family	360	356	100.00	100.00	8.650	3/1/2007	2/1/2037	840.25	840.25	6/1/2007	115,000.00	114,954.34
3009	New York	10925	Owner Occupied	Single Family	360	356	84.84	84.84	5.950	3/1/2007	2/1/2037	1,352.52	1,352.52	6/1/2007	258,750.00	258,469.72
3010	District of Columbia	20020	Owner Occupied	Single Family	360	356	95.00	95.00	7.250	3/1/2007	2/1/2037	2,300.41	2,300.41	6/1/2007	370,500.00	370,249.86
3011	Florida	33073	Owner Occupied	Single Family	360	356	80.00	100.00	6.850	3/1/2007	2/1/2037	2,360.93	2,360.93	6/1/2007	400,000.00	399,686.94
3012	Illinois	60505	Owner Occupied	Single Family	360	356	80.00	100.00	8.050	3/1/2007	2/1/2037	1,433.22	1,433.22	6/1/2007	194,400.00	193,878.29
3013	California	93535	Owner Occupied	Single Family	360	356	100.00	100.00	11.275	3/1/2007	2/1/2037	573.97	573.97	6/1/2007	58,980.00	58,899.65
3014	Minnesota	55106	Owner Occupied	Single Family	360	356	77.36	77.36	9.700	3/1/2007	2/1/2037	1,403.00	1,403.00	6/1/2007	164,000.00	163,686.90
3015	Florida	33016	Owner Occupied	Condominium	360	356	80.00	100.00	8.650	3/1/2007	2/1/2037	1,683.87	1,683.87	6/1/2007	216,000.00	215,487.01
3016	Oklahoma	74129	Owner Occupied	Single Family	360	356	83.61	83.61	7.350	3/1/2007	2/1/2037	604.41	604.41	6/1/2007	96,150.00	96,087.46
3017	Florida	33168	Owner Occupied	2 Family	360	356	95.00	95.00	11.750	3/1/2007	2/1/2037	386.10	386.10	6/1/2007	38,250.00	38,203.04
3018	Florida	33016	Owner Occupied	Condominium	360	356	100.00	100.00	11.500	3/1/2007	2/1/2037	534.76	534.76	6/1/2007	54,000.00	53,929.96
3019	Texas	78717	Owner Occupied	Single Family	360	356	93.89	93.89	8.000	3/1/2007	2/1/2037	1,408.83	1,408.83	6/1/2007	192,000.00	191,479.51
3020	Illinois	60505	Owner Occupied	Single Family	360	356	100.00	100.00	11.275	3/1/2007	2/1/2037	472.96	472.96	6/1/2007	48,600.00	48,533.78
3021	New Jersey	07055	Owner Occupied	2 Family	360	356	85.00	85.00	7.090	3/1/2007	2/1/2037	2,135.13	2,135.13	6/1/2007	340,000.00	339,490.32
3022	Washington	98387	Owner Occupied	Single Family	360	356	80.00	100.00	6.400	3/1/2007	2/1/2037	1,490.61	1,490.61	6/1/2007	268,000.00	267,743.05
3023	North Carolina	28001	Owner Occupied	Single Family	360	356	90.00	90.00	8.700	3/1/2007	2/1/2037	806.63	806.63	6/1/2007	109,800.00	109,757.22
3024	California	92570	Owner Occupied	Single Family	360	356	80.00	100.00	7.300	3/1/2007	2/1/2037	1,749.88	1,749.88	6/1/2007	272,000.00	271,615.66
3025	Illinois	60002	Owner Occupied	Single Family	360	356	90.00	90.00	10.250	3/1/2007	2/1/2037	1,290.39	1,290.39	6/1/2007	144,000.00	143,755.32
3026	California	92028	Owner Occupied	Single Family	360	356	84.75	84.75	6.200	3/1/2007	2/1/2037	4,059.34	4,059.34	6/1/2007	750,000.00	749,256.91
3027	California	92570	Owner Occupied	Single Family	360	356	100.00	100.00	11.275	3/1/2007	2/1/2037	661.75	661.75	6/1/2007	68,000.00	67,907.38
3028	Arizona	86426	Investor	Single Family	360	356	90.00	90.00	7.150	3/1/2007	2/1/2037	1,710.82	1,710.82	6/1/2007	279,000.00	278,804.47
3029	Virginia	22191	Owner Occupied	Condominium	360	356	66.00	66.00	5.700	3/1/2007	2/1/2037	873.59	873.59	6/1/2007	165,000.00	164,638.06
3030	California	95206	Owner Occupied	Single Family	360	356	79.29	79.29	7.800	3/1/2007	2/1/2037	1,598.11	1,598.11	6/1/2007	222,000.00	221,373.49
3031	New York	10956	Owner Occupied	Single Family	360	357	98.00	98.00	11.075	4/1/2007	3/1/2037	801.84	801.84	6/1/2007	83,700.00	83,611.11
3032	Florida	32824	Second Home	Single Family	360	356	43.14	43.14	8.990	3/1/2007	2/1/2037	884.29	884.29	6/1/2007	110,000.00	109,756.45
3033	Washington	98387	Owner Occupied	Single Family	360	356	100.00	100.00	12.325	3/1/2007	2/1/2037	705.98	705.98	6/1/2007	67,000.00	66,923.44
3034	New York	11435	Owner Occupied	2 Family	360	356	90.00	90.00	8.750	3/1/2007	2/1/2037	3,789.09	3,789.09	6/1/2007	513,000.00	512,804.02
3035	Maryland	20646	Owner Occupied	Single Family	360	356	100.00	100.00	7.800	3/1/2007	2/1/2037	2,321.95	2,321.95	6/1/2007	349,900.00	349,707.74
3036	California	95713	Investor	Single Family	360	356	80.00	80.00	6.600	3/1/2007	2/1/2037	1,736.63	1,736.63	6/1/2007	304,000.00	303,739.34
3037	New York	11003	Owner Occupied	Single Family	360	356	100.00	100.00	11.500	3/1/2007	2/1/2037	917.01	917.01	6/1/2007	92,600.00	92,479.92
3038	New Hampshire	03869	Investor	Single Family	360	356	80.00	80.00	10.110	3/1/2007	2/1/2037	2,058.70	2,058.70	6/1/2007	240,000.00	239,846.07
3039	California	94577	Owner Occupied	Single Family	360	356	80.00	95.00	6.400	3/1/2007	2/1/2037	3,982.38	3,982.38	6/1/2007	716,000.00	715,339.89
3040	New York	11435	Owner Occupied	Single Family	360	356	80.00	100.00	8.250	3/1/2007	2/1/2037	2,554.31	2,554.31	6/1/2007	340,000.00	339,123.78

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
3041	California	94577	Owner Occupied	Single Family	360	356	95.00	95.00	10.025	3/1/2007	2/1/2037	1,180.62	1,180.62	6/1/2007	134,250.00	134,010.73
3042	Indiana	46222	Owner Occupied	Single Family	360	356	100.00	100.00	10.350	3/1/2007	2/1/2037	577.36	577.36	6/1/2007	63,900.00	63,793.74
3043	Georgia	30114	Owner Occupied	Single Family	360	356	95.00	95.00	7.650	3/1/2007	2/1/2037	1,213.27	1,213.27	6/1/2007	171,000.00	170,502.69
3044	Washington	98404	Owner Occupied	Single Family	360	356	85.00	85.00	6.750	3/1/2007	2/1/2037	1,102.62	1,102.62	6/1/2007	170,000.00	169,405.10
3045	New York	11222	Owner Occupied	2 Family	360	356	100.00	100.00	11.500	3/1/2007	2/1/2037	1,740.64	1,740.64	6/1/2007	175,770.00	175,542.03
3046	New York	11581	Owner Occupied	Single Family	360	356	93.65	93.65	7.700	3/1/2007	2/1/2037	2,610.06	2,610.06	6/1/2007	398,000.00	397,772.91
3047	California	90262	Owner Occupied	Single Family	360	356	90.00	90.00	6.990	3/1/2007	2/1/2037	3,028.65	3,028.65	6/1/2007	504,000.00	503,625.35
3048	Maine	04358	Owner Occupied	Single Family	360	356	90.00	90.00	8.600	3/1/2007	2/1/2037	1,536.50	1,536.50	6/1/2007	198,000.00	197,524.93
3049	New York	11435	Owner Occupied	Single Family	120	116	100.00	100.00	11.075	3/1/2007	2/1/2017	1,174.49	1,174.49	6/1/2007	85,000.00	83,418.23
3050	New York	11702	Owner Occupied	Single Family	360	357	50.00	50.00	7.750	4/1/2007	3/1/2037	1,979.09	1,979.09	6/1/2007	300,000.00	299,875.42
3051	Florida	34743	Owner Occupied	Single Family	360	356	94.94	94.94	8.750	3/1/2007	2/1/2037	1,770.08	1,770.08	6/1/2007	225,000.00	224,476.49
3052	New York	11203	Owner Occupied	2 Family	360	357	80.00	95.00	7.800	4/1/2007	3/1/2037	3,095.05	3,095.05	6/1/2007	466,400.00	466,208.41
3053	Illinois	60089	Owner Occupied	Single Family	360	356	84.71	84.71	8.400	3/1/2007	2/1/2037	2,558.94	2,558.94	6/1/2007	360,000.00	359,842.60
3054	Hawaii	96706	Owner Occupied	Single Family	360	356	85.00	85.00	7.500	3/1/2007	2/1/2037	2,612.15	2,612.15	6/1/2007	408,000.00	407,660.35
3055	New Jersey	08731	Owner Occupied	Single Family	360	356	90.00	90.00	7.200	3/1/2007	2/1/2037	1,741.09	1,741.09	6/1/2007	256,500.00	255,684.34
3056	California	93628	Owner Occupied	Single Family	360	357	54.58	54.59	8.120	4/1/2007	3/1/2037	1,113.96	1,113.96	6/1/2007	150,100.00	149,803.15
3057	California	90043	Owner Occupied	Single Family	360	356	80.00	99.24	7.300	3/1/2007	2/1/2037	1,934.23	1,934.23	6/1/2007	309,600.00	309,392.48
3058	New Jersey	08723	Owner Occupied	Single Family	360	356	90.00	90.00	8.550	3/1/2007	2/1/2037	1,977.33	1,977.33	6/1/2007	273,600.00	273,487.08
3059	New Jersey	07751	Owner Occupied	Single Family	360	357	90.00	90.00	6.850	4/1/2007	3/1/2037	2,299.96	2,299.96	6/1/2007	351,000.00	350,105.90
3060	California	90043	Owner Occupied	Single Family	360	356	100.00	99.24	11.075	3/1/2007	2/1/2037	741.49	741.49	6/1/2007	77,400.00	77,288.31
3061	Virginia	23024	Owner Occupied	Single Family	360	356	70.00	70.00	9.410	3/1/2007	2/1/2037	1,343.22	1,343.22	6/1/2007	161,000.00	160,673.34
3062	California	93654	Owner Occupied	Single Family	360	356	95.00	95.00	7.400	3/1/2007	2/1/2037	1,141.63	1,141.63	6/1/2007	180,500.00	180,376.28
3063	Wisconsin	53188	Owner Occupied	Single Family	360	356	80.00	100.00	7.850	3/1/2007	2/1/2037	2,951.21	2,951.21	6/1/2007	408,000.00	406,860.04
3064	Wisconsin	53188	Owner Occupied	Single Family	360	356	100.00	100.00	12.075	3/1/2007	2/1/2037	1,055.08	1,055.08	6/1/2007	102,000.00	101,883.44
3065	California	92584	Owner Occupied	Single Family	360	356	85.00	100.00	7.800	3/1/2007	2/1/2037	2,047.55	2,047.55	6/1/2007	308,550.00	308,380.46
3066	Arizona	85029	Owner Occupied	Single Family	360	356	85.00	85.00	7.100	3/1/2007	2/1/2037	1,336.67	1,336.67	6/1/2007	198,900.00	198,241.49
3067	California	90240	Owner Occupied	Single Family	360	356	80.00	100.00	7.200	3/1/2007	2/1/2037	4,072.48	4,072.48	6/1/2007	660,000.00	659,546.02
3068	California	92584	Owner Occupied	Single Family	360	356	100.00	100.00	10.800	3/1/2007	2/1/2037	510.33	510.33	6/1/2007	54,450.00	54,367.78
3069	California	90240	Owner Occupied	Single Family	360	356	100.00	100.00	11.475	3/1/2007	2/1/2037	1,630.83	1,630.83	6/1/2007	165,000.00	164,784.87
3070	Wisconsin	53143	Investor	2 Family	360	356	90.00	90.00	9.200	3/1/2007	2/1/2037	1,069.25	1,069.25	6/1/2007	135,900.00	135,789.34
3071	Connecticut	06360	Owner Occupied	Single Family	360	357	85.00	100.00	7.350	4/1/2007	3/1/2037	1,202.23	1,202.23	6/1/2007	191,250.00	191,156.97
3072	Florida	32771	Owner Occupied	Single Family	360	356	94.57	94.58	7.650	3/1/2007	2/1/2037	2,157.78	2,157.78	6/1/2007	331,000.00	330,807.56
3073	New Jersey	07080	Owner Occupied	Single Family	360	356	80.00	100.00	7.000	3/1/2007	2/1/2037	2,888.10	2,888.10	6/1/2007	480,000.00	479,643.47
3074	New Jersey	07080	Owner Occupied	Single Family	360	356	100.00	100.00	11.750	3/1/2007	2/1/2037	1,211.29	1,211.29	6/1/2007	120,000.00	119,851.27
3075	Illinois	60050	Owner Occupied	Single Family	360	357	80.00	100.00	9.400	4/1/2007	3/1/2037	1,667.14	1,667.14	6/1/2007	200,000.00	199,696.22
3076	New York	11204	Owner Occupied	2 Family	360	357	80.00	80.00	6.600	4/1/2007	3/1/2037	4,341.59	4,341.59	6/1/2007	760,000.00	759,512.56
3077	Wisconsin	53168	Investor	Single Family	360	356	90.00	90.00	9.200	3/1/2007	2/1/2037	778.92	778.92	6/1/2007	99,000.00	98,918.30
3078	California	92691	Owner Occupied	Condominium	360	356	95.00	95.00	7.800	3/1/2007	2/1/2037	3,372.76	3,372.76	6/1/2007	508,250.00	507,970.02
3079	New York	11951	Investor	Single Family	360	356	80.00	80.00	7.500	3/1/2007	2/1/2037	1,706.08	1,706.08	6/1/2007	244,000.00	243,268.86
3080	Texas	75154	Owner Occupied	Single Family	360	356	80.00	100.00	7.600	3/1/2007	2/1/2037	1,253.99	1,253.99	6/1/2007	177,600.00	177,064.99

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
3081	Missouri	63147	Owner Occupied	Single Family	360	357	73.64	73.64	7.850	4/1/2007	3/1/2037	585.90	585.90	6/1/2007	81,000.00	80,830.83
3082	Texas	75462	Owner Occupied	Single Family	360	356	100.00	100.00	9.990	3/1/2007	2/1/2037	701.42	701.42	6/1/2007	83,672.00	83,640.03
3083	Texas	75154	Owner Occupied	Single Family	360	356	100.00	100.00	9.990	3/1/2007	2/1/2037	389.31	389.31	6/1/2007	44,400.00	44,317.50
3084	Maryland	20744	Owner Occupied	Single Family	360	356	81.43	81.44	7.500	3/1/2007	2/1/2037	1,748.04	1,748.04	6/1/2007	250,000.00	249,250.85
3085	Maryland	20695	Owner Occupied	Single Family	360	356	100.00	100.00	11.725	3/1/2007	2/1/2037	846.29	846.29	6/1/2007	84,000.00	83,896.33
3086	Connecticut	06851	Investor	2 Family	360	356	73.17	73.18	6.950	3/1/2007	2/1/2037	2,978.77	2,978.77	6/1/2007	450,000.00	448,496.92
3087	Wisconsin	53105	Owner Occupied	Single Family	360	356	95.00	95.00	7.740	3/1/2007	2/1/2037	1,089.19	1,089.19	6/1/2007	165,300.00	165,207.10
3088	New Jersey	08902	Owner Occupied	Single Family	360	356	90.00	90.00	9.650	3/1/2007	2/1/2037	2,092.92	2,092.92	6/1/2007	245,700.00	245,226.00
3089	California	95747	Owner Occupied	Single Family	360	356	90.00	90.00	6.690	3/1/2007	2/1/2037	2,659.28	2,659.28	6/1/2007	477,000.00	477,000.00
3090	Florida	32712	Owner Occupied	Single Family	360	357	80.00	96.40	8.990	4/1/2007	3/1/2037	1,569.22	1,569.22	6/1/2007	195,200.00	194,877.05
3091	California	94603	Owner Occupied	Single Family	360	356	72.11	72.12	6.250	3/1/2007	2/1/2037	2,063.27	2,063.27	6/1/2007	378,600.00	378,231.55
3092	New York	11385	Owner Occupied	Single Family	360	356	86.67	86.67	6.200	3/1/2007	2/1/2037	2,814.47	2,814.47	6/1/2007	520,000.00	519,482.68
3093	Pennsylvania	15701	Owner Occupied	Single Family	360	356	85.00	85.00	9.150	3/1/2007	2/1/2037	637.67	637.67	6/1/2007	78,200.00	78,032.52
3094	Florida	33021	Owner Occupied	Single Family	360	356	78.36	78.36	8.850	3/1/2007	2/1/2037	1,667.09	1,667.09	6/1/2007	210,000.00	209,518.41
3095	Texas	75662	Owner Occupied	Single Family	360	356	80.00	80.00	8.050	3/1/2007	2/1/2037	1,173.71	1,173.71	6/1/2007	159,200.00	158,772.75
3096	California	92301	Owner Occupied	Single Family	360	356	90.00	90.00	8.200	3/1/2007	2/1/2037	2,376.95	2,376.95	6/1/2007	342,000.00	341,838.56
3097	Illinois	60804	Owner Occupied	Single Family	360	357	90.00	90.00	8.500	4/1/2007	3/1/2037	1,552.48	1,552.48	6/1/2007	216,000.00	215,932.08
3098	Maryland	20785	Owner Occupied	Single Family	360	356	90.00	90.00	6.240	3/1/2007	2/1/2037	1,111.85	1,111.85	6/1/2007	204,300.00	204,100.48
3099	Florida	33610	Owner Occupied	Single Family	360	356	95.00	95.00	8.350	3/1/2007	2/1/2037	1,037.37	1,037.37	6/1/2007	136,800.00	136,454.54
3100	California	93722	Owner Occupied	Single Family	360	356	100.00	100.00	12.325	3/1/2007	2/1/2037	653.29	653.29	6/1/2007	62,000.00	61,837.33
3101	New Jersey	07062	Owner Occupied	Single Family	360	356	100.00	100.00	10.550	3/1/2007	2/1/2037	598.85	598.85	6/1/2007	65,200.00	65,096.10
3102	Florida	32754	Owner Occupied	Single Family	360	357	90.00	100.00	7.650	4/1/2007	3/1/2037	3,052.33	3,052.33	6/1/2007	430,200.00	429,264.65
3103	Illinois	60451	Owner Occupied	Single Family	360	356	89.47	89.48	8.350	3/1/2007	2/1/2037	1,289.12	1,289.12	6/1/2007	170,000.00	169,570.73
3104	Illinois	60619	Investor	2 Family	360	356	85.00	85.00	7.100	3/1/2007	2/1/2037	1,770.80	1,770.80	6/1/2007	263,500.00	262,645.42
3105	California	94551	Owner Occupied	Single Family	360	356	80.00	100.00	6.600	3/1/2007	2/1/2037	2,650.65	2,650.65	6/1/2007	464,000.00	463,602.13
3106	Georgia	31763	Owner Occupied	Single Family	360	356	70.00	70.00	11.400	3/1/2007	2/1/2037	1,229.75	1,229.75	6/1/2007	125,144.00	124,978.13
3107	California	94551	Owner Occupied	Single Family	360	356	100.00	100.00	9.990	3/1/2007	2/1/2037	1,017.13	1,017.13	6/1/2007	116,000.00	115,791.69
3108	Maryland	21801	Owner Occupied	Single Family	360	356	80.00	100.00	6.850	3/1/2007	2/1/2037	1,416.56	1,416.56	6/1/2007	240,000.00	239,812.16
3109	Florida	33183	Owner Occupied	Condominium	360	356	85.00	100.00	6.650	3/1/2007	2/1/2037	1,041.68	1,041.68	6/1/2007	162,265.00	161,690.41
3110	Colorado	80232	Second Home	Condominium	360	357	85.00	85.00	7.550	4/1/2007	3/1/2037	1,033.23	1,033.23	6/1/2007	147,050.00	146,723.84
3111	California	93723	Owner Occupied	Single Family	360	356	60.00	60.00	9.700	3/1/2007	2/1/2037	1,026.58	1,026.58	6/1/2007	120,000.00	119,770.92
3112	California	95758	Owner Occupied	Single Family	360	356	80.00	100.00	6.750	3/1/2007	2/1/2037	1,864.40	1,864.40	6/1/2007	320,000.00	319,740.22
3113	California	92879	Second Home	Single Family	360	357	82.01	95.59	5.600	4/1/2007	3/1/2037	3,037.23	3,037.23	6/1/2007	611,000.00	610,376.93
3114	California	95758	Owner Occupied	Single Family	360	356	100.00	100.00	10.175	3/1/2007	2/1/2037	712.42	712.42	6/1/2007	80,000.00	79,861.90
3115	Colorado	81147	Owner Occupied	Single Family	360	356	90.00	90.00	8.990	3/1/2007	2/1/2037	1,149.16	1,149.16	6/1/2007	151,650.00	151,593.82
3116	Delaware	19701	Owner Occupied	Single Family	360	356	70.00	70.00	7.350	3/1/2007	2/1/2037	1,320.09	1,320.09	6/1/2007	210,000.00	209,863.38
3117	Florida	33712	Owner Occupied	Single Family	360	356	65.00	65.00	11.990	3/1/2007	2/1/2037	1,369.60	1,369.60	6/1/2007	133,250.00	133,094.85
3118	Maryland	21158	Owner Occupied	Single Family	360	356	76.55	76.56	6.570	3/1/2007	2/1/2037	1,310.80	1,310.80	6/1/2007	222,000.00	221,615.46
3119	California	92886	Owner Occupied	Single Family	360	356	84.94	88.36	6.400	3/1/2007	2/1/2037	4,157.59	4,157.59	6/1/2007	747,500.00	746,810.82
3120	Virginia	23701	Owner Occupied	Single Family	360	356	100.00	100.00	7.850	3/1/2007	2/1/2037	1,869.04	1,869.04	6/1/2007	280,000.00	279,849.04

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
3121	North Carolina	27310	Owner Occupied	Single Family	360	356	98.38	98.38	9.850	3/1/2007	2/1/2037	3,682.66	3,682.66	6/1/2007	425,000.00	424,213.91
3122	California	94954	Investor	Single Family	360	356	75.00	75.00	6.100	3/1/2007	2/1/2037	2,242.00	2,242.00	6/1/2007	420,000.00	419,568.73
3123	Colorado	80229	Owner Occupied	Single Family	360	357	80.00	100.00	6.600	4/1/2007	3/1/2037	708.36	708.36	6/1/2007	124,000.00	123,920.49
3124	Washington	98273	Owner Occupied	Single Family	360	356	100.00	100.00	12.325	3/1/2007	2/1/2037	320.85	320.85	6/1/2007	30,450.00	30,417.08
3125	Georgia	30102	Owner Occupied	Single Family	360	356	85.00	100.00	6.990	3/1/2007	2/1/2037	1,107.96	1,107.96	6/1/2007	178,500.00	178,224.82
3126	Colorado	80229	Owner Occupied	Single Family	360	357	100.00	100.00	10.275	4/1/2007	3/1/2037	278.37	278.37	6/1/2007	31,000.00	30,960.88
3127	Florida	33183	Owner Occupied	Condominium	360	356	100.00	100.00	10.175	3/1/2007	2/1/2037	255.00	255.00	6/1/2007	28,635.00	28,585.58
3128	Arizona	85326	Owner Occupied	Single Family	360	356	80.00	100.00	7.050	3/1/2007	2/1/2037	1,525.91	1,525.91	6/1/2007	252,000.00	251,816.23
3129	Virginia	23838	Owner Occupied	Single Family	360	357	68.67	68.68	9.500	4/1/2007	3/1/2037	912.33	912.33	6/1/2007	108,500.00	108,338.62
3130	Illinois	60639	Owner Occupied	2 Family	360	356	58.43	58.43	6.750	3/1/2007	2/1/2037	1,686.36	1,686.36	6/1/2007	260,000.00	259,096.00
3131	Arizona	85326	Owner Occupied	Single Family	360	356	100.00	100.00	11.475	3/1/2007	2/1/2037	622.68	622.68	6/1/2007	63,000.00	62,916.56
3132	Hawaii	96819	Owner Occupied	Single Family	360	356	75.00	75.00	6.100	3/1/2007	2/1/2037	3,423.06	3,423.06	6/1/2007	641,250.00	640,591.51
3133	Georgia	30296	Owner Occupied	Single Family	360	356	100.00	100.00	10.100	3/1/2007	2/1/2037	676.92	676.92	6/1/2007	79,900.00	79,882.06
3134	California	90650	Owner Occupied	Single Family	360	356	80.00	80.00	9.650	3/1/2007	2/1/2037	3,444.77	3,444.77	6/1/2007	419,200.00	418,901.61
3135	California	94590	Owner Occupied	Single Family	360	356	80.00	100.00	8.150	3/1/2007	2/1/2037	1,863.13	1,863.13	6/1/2007	269,600.00	269,470.31
3136	Virginia	20109	Owner Occupied	Single Family	360	356	80.00	100.00	7.350	3/1/2007	2/1/2037	1,332.66	1,332.66	6/1/2007	212,000.00	211,862.10
3137	Florida	34715	Owner Occupied	Single Family	360	356	58.82	58.83	6.300	3/1/2007	2/1/2037	804.66	804.66	6/1/2007	130,000.00	129,507.50
3138	California	94590	Owner Occupied	Single Family	360	356	100.00	100.00	11.500	3/1/2007	2/1/2037	667.46	667.46	6/1/2007	67,400.00	67,312.58
3139	Maryland	21136	Owner Occupied	Single Family	360	356	85.00	85.00	6.250	3/1/2007	2/1/2037	1,012.15	1,012.15	6/1/2007	185,725.00	185,544.26
3140	Maryland	21040	Owner Occupied	Single Family	360	356	84.55	84.55	8.750	3/1/2007	2/1/2037	2,194.89	2,194.89	6/1/2007	279,000.00	278,350.89
3141	Arizona	85043	Owner Occupied	Single Family	360	356	100.00	100.00	10.300	3/1/2007	2/1/2037	395.92	395.92	6/1/2007	44,000.00	43,926.04
3142	Florida	32822	Owner Occupied	Condominium	360	356	100.00	100.00	11.275	3/1/2007	2/1/2037	340.59	340.59	6/1/2007	34,998.00	34,950.31
3143	New Jersey	08831	Owner Occupied	Single Family	360	356	90.00	90.00	6.850	3/1/2007	2/1/2037	3,733.01	3,733.01	6/1/2007	569,700.00	567,759.57
3144	Illinois	60047	Owner Occupied	Single Family	360	356	63.83	63.83	7.500	3/1/2007	2/1/2037	960.35	960.35	6/1/2007	150,000.00	149,907.74
3145	Minnesota	55421	Owner Occupied	Single Family	360	356	80.00	80.00	5.250	3/1/2007	2/1/2037	971.88	971.88	6/1/2007	176,000.00	175,187.17
3146	California	93003	Owner Occupied	Single Family	360	356	80.00	100.00	6.400	3/1/2007	2/1/2037	2,469.52	2,469.52	6/1/2007	444,000.00	443,590.66
3147	Colorado	80601	Owner Occupied	Single Family	360	357	100.00	100.00	10.425	4/1/2007	3/1/2037	354.56	354.56	6/1/2007	39,000.00	38,952.14
3148	Maryland	21237	Owner Occupied	Single Family	360	357	36.53	36.54	8.800	4/1/2007	3/1/2037	707.30	707.30	6/1/2007	89,500.00	88,968.70
3149	Maryland	20746	Owner Occupied	Condominium	360	356	80.00	100.00	7.050	3/1/2007	2/1/2037	983.36	983.36	6/1/2007	162,400.00	162,262.99
3150	Maryland	21811	Owner Occupied	Single Family	360	356	90.00	90.00	8.900	3/1/2007	2/1/2037	2,153.08	2,153.08	6/1/2007	270,000.00	269,308.52
3151	New Jersey	07980	Owner Occupied	Single Family	360	356	85.00	100.00	8.150	3/1/2007	2/1/2037	3,230.76	3,230.76	6/1/2007	467,500.00	467,275.10
3152	Minnesota	55439	Owner Occupied	Single Family	360	356	100.00	100.00	10.300	3/1/2007	2/1/2037	773.85	773.85	6/1/2007	86,000.00	85,855.42
3153	Florida	34744	Owner Occupied	Single Family	360	356	80.00	80.00	9.600	3/1/2007	2/1/2037	2,191.84	2,191.84	6/1/2007	268,000.00	267,806.33
3154	New York	10992	Owner Occupied	Single Family	360	357	66.67	66.67	7.800	4/1/2007	3/1/2037	1,632.83	1,632.83	6/1/2007	240,000.00	239,565.79
3155	Maryland	20746	Owner Occupied	Condominium	360	356	100.00	100.00	10.425	3/1/2007	2/1/2037	369.11	369.11	6/1/2007	40,600.00	40,525.86
3156	New York	11236	Owner Occupied	3 Family	360	356	90.00	95.00	5.800	3/1/2007	2/1/2037	3,453.88	3,453.88	6/1/2007	675,000.00	674,228.91
3157	West Virginia	26330	Owner Occupied	Single Family	360	356	78.21	78.21	7.000	3/1/2007	2/1/2037	1,044.52	1,044.52	6/1/2007	157,000.00	156,480.73
3158	New York	11236	Owner Occupied	3 Family	360	356	95.00	95.00	12.850	3/1/2007	2/1/2037	410.43	410.43	6/1/2007	37,500.00	37,463.95
3159	Maryland	20904	Owner Occupied	Single Family	360	356	80.00	100.00	6.750	3/1/2007	2/1/2037	2,381.77	2,381.77	6/1/2007	408,800.00	408,468.13
3160	Oregon	97031	Owner Occupied	Single Family	360	356	80.00	100.00	7.400	3/1/2007	2/1/2037	2,195.98	2,195.98	6/1/2007	347,200.00	346,978.41

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
3161	New Jersey	07980	Owner Occupied	Single Family	360	356	100.00	100.00	12.575	3/1/2007	2/1/2037	885.29	885.29	6/1/2007	82,500.00	82,415.64
3162	Oregon	97031	Owner Occupied	Single Family	360	356	100.00	100.00	10.175	3/1/2007	2/1/2037	772.98	772.98	6/1/2007	86,800.00	86,650.15
3163	Arizona	86303	Owner Occupied	Single Family	360	356	94.86	94.87	7.300	3/1/2007	2/1/2037	2,258.12	2,258.12	6/1/2007	351,000.00	350,504.01
3164	California	92411	Owner Occupied	Single Family	360	356	80.00	100.00	7.200	3/1/2007	2/1/2037	1,431.54	1,431.54	6/1/2007	232,000.00	231,840.40
3165	Georgia	30102	Owner Occupied	Single Family	360	356	100.00	100.00	12.125	3/1/2007	2/1/2037	327.05	327.05	6/1/2007	31,500.00	31,464.38
3166	Florida	32837	Owner Occupied	Single Family	360	356	100.00	100.00	9.620	3/1/2007	2/1/2037	2,973.68	2,973.68	6/1/2007	350,000.00	349,320.49
3167	Virginia	20109	Owner Occupied	Single Family	360	356	100.00	100.00	12.250	3/1/2007	2/1/2037	555.39	555.39	6/1/2007	53,000.00	52,941.73
3168	California	92411	Owner Occupied	Single Family	360	356	100.00	100.00	11.475	3/1/2007	2/1/2037	573.26	573.26	6/1/2007	58,000.00	57,924.40
3169	Colorado	80017	Owner Occupied	Single Family	360	356	100.00	100.00	11.725	3/1/2007	2/1/2037	413.07	413.07	6/1/2007	41,000.00	40,949.40
3170	Washington	98208	Owner Occupied	Condominium	360	356	80.00	100.00	7.500	3/1/2007	2/1/2037	1,848.72	1,848.72	6/1/2007	264,400.00	263,607.73
3171	California	95843	Owner Occupied	Single Family	360	356	90.00	95.00	8.500	3/1/2007	2/1/2037	2,249.07	2,249.07	6/1/2007	292,500.00	291,783.65
3172	Florida	33321	Owner Occupied	Condominium	360	356	65.00	65.00	7.650	3/1/2007	2/1/2037	880.86	880.86	6/1/2007	124,150.00	123,788.96
3173	Washington	98208	Owner Occupied	Condominium	360	356	100.00	100.00	11.250	3/1/2007	2/1/2037	642.00	642.00	6/1/2007	66,100.00	66,009.49
3174	Utah	84094	Owner Occupied	Single Family	360	356	80.00	100.00	6.790	3/1/2007	2/1/2037	979.23	979.23	6/1/2007	167,200.00	167,066.25
3175	Utah	84094	Owner Occupied	Single Family	360	356	100.00	100.00	10.300	3/1/2007	2/1/2037	376.12	376.12	6/1/2007	41,800.00	41,729.74
3176	Utah	84062	Owner Occupied	Single Family	360	356	85.00	85.00	9.050	3/1/2007	2/1/2037	1,222.84	1,222.84	6/1/2007	151,300.00	150,969.14
3177	New Jersey	08232	Owner Occupied	Single Family	360	356	100.00	100.00	8.100	3/1/2007	2/1/2037	1,621.64	1,621.64	6/1/2007	236,000.00	235,884.28
3178	California	93727	Owner Occupied	Single Family	360	356	22.50	22.50	8.990	3/1/2007	2/1/2037	723.51	723.51	6/1/2007	90,000.00	89,800.73
3179	Maryland	21218	Owner Occupied	Single Family	360	356	51.30	51.31	9.300	3/1/2007	2/1/2037	461.74	461.74	6/1/2007	59,000.00	58,981.83
3180	Wisconsin	53704	Owner Occupied	Single Family	360	356	90.00	90.00	7.800	3/1/2007	2/1/2037	1,208.30	1,208.30	6/1/2007	167,850.00	167,376.31
3181	Utah	84095	Owner Occupied	Single Family	360	356	90.00	90.00	7.490	3/1/2007	2/1/2037	2,068.35	2,068.35	6/1/2007	296,100.00	295,178.90
3182	California	92705	Owner Occupied	Single Family	360	356	80.00	100.00	6.470	3/1/2007	2/1/2037	3,660.71	3,660.71	6/1/2007	652,000.00	651,413.91
3183	Virginia	23435	Owner Occupied	Single Family	360	356	85.00	85.00	7.200	3/1/2007	2/1/2037	1,190.58	1,190.58	6/1/2007	192,950.00	192,817.28
3184	Maryland	21784	Owner Occupied	Single Family	360	356	83.24	83.24	6.550	3/1/2007	2/1/2037	1,605.98	1,605.98	6/1/2007	283,000.00	282,751.83
3185	New York	10465	Owner Occupied	Single Family	360	357	80.00	100.00	5.550	4/1/2007	3/1/2037	2,202.83	2,202.83	6/1/2007	446,400.00	445,983.39
3186	Florida	33404	Investor	Single Family	360	356	63.16	63.16	8.990	3/1/2007	2/1/2037	964.68	964.68	6/1/2007	120,000.00	119,734.31
3187	Georgia	30228	Owner Occupied	Single Family	360	356	88.00	88.00	7.850	3/1/2007	2/1/2037	1,444.86	1,444.86	6/1/2007	199,750.00	199,191.90
3188	Illinois	60646	Investor	Condominium	360	356	90.00	90.00	8.520	3/1/2007	2/1/2037	2,541.31	2,541.31	6/1/2007	352,800.00	352,652.72
3189	California	92705	Owner Occupied	Single Family	360	356	100.00	100.00	10.525	3/1/2007	2/1/2037	1,494.07	1,494.07	6/1/2007	163,000.00	162,738.90
3190	Florida	33569	Owner Occupied	Single Family	360	356	90.00	90.00	8.500	3/1/2007	2/1/2037	1,908.26	1,908.26	6/1/2007	265,500.00	265,198.88
3191	California	96137	Owner Occupied	Single Family	360	356	90.00	90.00	7.860	3/1/2007	2/1/2037	4,721.52	4,721.52	6/1/2007	706,500.00	706,120.52
3192	Connecticut	06810	Investor	Condominium	360	356	90.00	90.00	9.600	3/1/2007	2/1/2037	916.01	916.01	6/1/2007	108,000.00	107,789.44
3193	Oregon	97487	Owner Occupied	Single Family	360	356	32.79	32.79	8.990	3/1/2007	2/1/2037	803.90	803.90	6/1/2007	100,000.00	99,778.60
3194	Maryland	21226	Owner Occupied	Single Family	360	356	75.00	75.00	9.250	3/1/2007	2/1/2037	1,003.87	1,003.87	6/1/2007	122,025.00	121,768.93
3195	New Jersey	07753	Investor	Single Family	360	356	80.00	80.00	9.700	3/1/2007	2/1/2037	1,694.86	1,694.86	6/1/2007	208,000.00	207,945.22
3196	Florida	32209	Owner Occupied	Single Family	360	356	90.00	90.00	8.000	3/1/2007	2/1/2037	574.54	574.54	6/1/2007	78,300.00	78,087.69
3197	Utah	84660	Owner Occupied	Single Family	360	356	95.00	95.00	8.150	3/1/2007	2/1/2037	3,464.48	3,464.48	6/1/2007	465,500.00	464,275.76
3198	New York	11221	Owner Occupied	2 Family	360	356	90.00	90.00	7.500	3/1/2007	2/1/2037	3,457.26	3,457.26	6/1/2007	540,000.00	539,667.87
3199	North Carolina	28304	Owner Occupied	Single Family	360	356	80.00	100.00	6.620	3/1/2007	2/1/2037	498.98	498.98	6/1/2007	84,000.00	83,856.50
3200	California	93030	Owner Occupied	Single Family	360	356	85.00	85.00	5.600	3/1/2007	2/1/2037	3,292.33	3,292.33	6/1/2007	705,500.00	705,500.00

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
3201	Washington	98002	Owner Occupied	Single Family	360	356	80.00	80.00	7.950	3/1/2007	2/1/2037	1,687.41	1,687.41	6/1/2007	244,000.00	243,713.53
3202	California	93311	Owner Occupied	Single Family	360	356	80.00	100.00	6.650	3/1/2007	2/1/2037	1,318.79	1,318.79	6/1/2007	221,208.00	220,833.19
3203	Maryland	21213	Owner Occupied	Single Family	360	356	84.42	84.43	9.900	3/1/2007	2/1/2037	730.96	730.96	6/1/2007	84,000.00	83,775.41
3204	North Carolina	28304	Owner Occupied	Single Family	180	176	100.00	100.00	10.025	3/1/2007	2/1/2022	225.99	225.99	6/1/2007	21,000.00	20,795.25
3205	California	96021	Owner Occupied	Single Family	360	356	84.07	84.07	7.120	3/1/2007	2/1/2037	1,515.01	1,515.01	6/1/2007	248,000.00	247,420.70
3206	Maryland	20720	Owner Occupied	Single Family	360	356	70.00	70.00	6.570	3/1/2007	2/1/2037	2,887.65	2,887.65	6/1/2007	507,500.00	507,047.57
3207	New York	11412	Owner Occupied	Single Family	360	357	85.00	85.00	7.990	4/1/2007	3/1/2037	2,566.38	2,566.38	6/1/2007	378,250.00	378,105.44
3208	Florida	33322	Owner Occupied	Single Family	360	356	80.00	100.00	6.940	3/1/2007	2/1/2037	1,662.33	1,662.33	6/1/2007	278,400.00	278,189.18
3209	California	93727	Owner Occupied	Single Family	360	357	80.00	80.00	5.990	4/1/2007	3/1/2037	1,025.05	1,025.05	6/1/2007	195,000.00	194,844.21
3210	Florida	33161	Owner Occupied	Condominium	360	357	58.20	58.21	9.800	4/1/2007	3/1/2037	949.11	949.11	6/1/2007	110,000.00	109,846.42
3211	Washington	98012	Owner Occupied	Single Family	360	356	85.00	85.00	5.850	3/1/2007	2/1/2037	1,839.81	1,839.81	6/1/2007	357,000.00	356,316.14
3212	California	93311	Owner Occupied	Single Family	360	356	100.00	100.00	10.300	3/1/2007	2/1/2037	497.62	497.62	6/1/2007	55,302.00	55,209.04
3213	Maryland	21144	Owner Occupied	Single Family	360	356	80.00	80.00	7.750	3/1/2007	2/1/2037	2,751.02	2,751.02	6/1/2007	384,000.00	382,804.07
3214	Pennsylvania	15215	Owner Occupied	Single Family	360	356	80.00	80.00	9.700	3/1/2007	2/1/2037	2,155.82	2,155.82	6/1/2007	252,000.00	251,518.93
3215	Arizona	85706	Owner Occupied	Single Family	360	356	88.24	88.24	7.800	3/1/2007	2/1/2037	1,079.81	1,079.81	6/1/2007	150,000.00	149,575.21
3216	Massachusetts	02149	Owner Occupied	2 Family	360	356	80.00	100.00	6.950	3/1/2007	2/1/2037	1,874.90	1,874.90	6/1/2007	313,600.00	313,363.43
3217	Illinois	60073	Owner Occupied	Single Family	360	356	90.00	90.00	8.500	3/1/2007	2/1/2037	1,301.00	1,301.00	6/1/2007	169,200.00	168,785.62
3218	Hawaii	96817	Owner Occupied	Condominium	360	356	65.00	65.00	6.950	3/1/2007	2/1/2037	1,165.84	1,165.84	6/1/2007	195,000.00	194,852.87
3219	California	95828	Owner Occupied	Single Family	360	356	80.00	80.00	6.750	3/1/2007	2/1/2037	1,561.44	1,561.44	6/1/2007	268,000.00	267,782.41
3220	Florida	34986	Owner Occupied	Single Family	360	356	99.99	99.99	9.600	3/1/2007	2/1/2037	3,073.38	3,073.38	6/1/2007	380,950.00	380,845.64
3221	Washington	98036	Owner Occupied	Single Family	360	356	90.00	90.00	7.300	3/1/2007	2/1/2037	2,249.11	2,249.11	6/1/2007	360,000.00	359,761.39
3222	Oklahoma	74133	Owner Occupied	Single Family	360	356	100.00	100.00	8.700	3/1/2007	2/1/2037	898.02	898.02	6/1/2007	120,000.00	119,886.70
3223	Virginia	22308	Owner Occupied	Single Family	360	356	85.00	85.00	5.250	3/1/2007	2/1/2037	2,607.13	2,607.13	6/1/2007	552,500.00	551,735.23
3224	Utah	84660	Owner Occupied	Single Family	360	356	89.81	89.81	7.990	3/1/2007	2/1/2037	1,255.20	1,255.20	6/1/2007	185,000.00	184,905.43
3225	New York	11212	Owner Occupied	Single Family	360	356	52.84	52.84	7.375	3/1/2007	2/1/2037	1,350.27	1,350.27	6/1/2007	195,500.00	194,899.46
3226	Massachusetts	01844	Owner Occupied	2 Family	360	356	98.65	98.65	7.250	3/1/2007	2/1/2037	2,266.26	2,266.26	6/1/2007	365,000.00	364,618.98
3227	Florida	33322	Owner Occupied	Single Family	360	356	100.00	100.00	11.275	3/1/2007	2/1/2037	677.32	677.32	6/1/2007	69,600.00	69,505.20
3228	California	90249	Owner Occupied	Single Family	360	356	80.00	100.00	7.250	3/1/2007	2/1/2037	2,731.94	2,731.94	6/1/2007	440,000.00	439,702.89
3229	California	96161	Owner Occupied	Single Family	360	356	66.67	66.67	8.000	3/1/2007	2/1/2037	2,717.10	2,717.10	6/1/2007	400,000.00	399,796.24
3230	California	90249	Owner Occupied	Single Family	360	356	100.00	100.00	12.125	3/1/2007	2/1/2037	1,142.07	1,142.07	6/1/2007	110,000.00	109,875.69
3231	Florida	33971	Owner Occupied	Single Family	360	356	80.00	100.00	7.150	3/1/2007	2/1/2037	980.62	980.62	6/1/2007	159,920.00	159,807.95
3232	Illinois	61115	Owner Occupied	Single Family	360	356	75.00	75.00	10.170	3/1/2007	2/1/2037	968.05	968.05	6/1/2007	108,750.00	108,562.06
3233	Florida	33971	Owner Occupied	Single Family	360	356	100.00	100.00	10.300	3/1/2007	2/1/2037	359.75	359.75	6/1/2007	39,980.00	39,912.79
3234	Florida	32707	Owner Occupied	Single Family	360	356	80.00	100.00	7.750	3/1/2007	2/1/2037	1,372.17	1,372.17	6/1/2007	208,000.00	207,883.53
3235	Maryland	20735	Owner Occupied	Single Family	360	356	81.82	81.82	7.150	3/1/2007	2/1/2037	2,759.38	2,759.38	6/1/2007	450,000.00	449,520.73
3236	California	92867	Owner Occupied	Single Family	360	356	81.33	81.34	6.400	3/1/2007	2/1/2037	3,815.59	3,815.59	6/1/2007	610,000.00	607,732.91
3237	New York	11212	Owner Occupied	Single Family	360	356	85.00	85.00	5.990	3/1/2007	2/1/2037	1,807.20	1,807.20	6/1/2007	301,750.00	299,932.59
3238	Massachusetts	02149	Owner Occupied	2 Family	360	356	100.00	100.00	10.990	3/1/2007	2/1/2037	746.03	746.03	6/1/2007	78,400.00	78,286.39
3239	Illinois	60555	Owner Occupied	Single Family	360	356	80.00	100.00	6.850	3/1/2007	2/1/2037	1,216.16	1,216.16	6/1/2007	185,600.00	184,963.82
3240	Illinois	60555	Owner Occupied	Single Family	360	356	100.00	100.00	10.375	3/1/2007	2/1/2037	420.11	420.11	6/1/2007	46,400.00	46,313.15

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
3241	Illinois	60617	Investor	Single Family	360	356	84.38	84.38	7.850	3/1/2007	2/1/2037	976.50	976.50	6/1/2007	135,000.00	134,622.82
3242	Florida	32807	Owner Occupied	Single Family	360	356	90.00	90.00	9.350	3/1/2007	2/1/2037	1,699.14	1,699.14	6/1/2007	216,000.00	215,934.68
3243	Minnesota	55901	Owner Occupied	Single Family	360	356	100.00	100.00	8.990	3/1/2007	2/1/2037	1,085.27	1,085.27	6/1/2007	135,000.00	134,701.08
3244	Florida	33584	Owner Occupied	Single Family	360	356	75.00	75.00	10.500	3/1/2007	2/1/2037	1,488.74	1,488.74	6/1/2007	162,750.00	162,487.88
3245	Virginia	22843	Owner Occupied	Single Family	360	356	99.17	99.18	8.400	3/1/2007	2/1/2037	1,371.31	1,371.31	6/1/2007	180,000.00	179,550.07
3246	Maryland	20747	Owner Occupied	Single Family	360	356	83.16	83.17	6.250	3/1/2007	2/1/2037	1,520.82	1,520.82	6/1/2007	247,000.00	246,055.21
3247	Georgia	30070	Investor	Single Family	360	356	80.00	80.00	9.800	3/1/2007	2/1/2037	493.54	493.54	6/1/2007	57,200.00	57,093.07
3248	Florida	32707	Owner Occupied	Single Family	120	116	100.00	100.00	12.325	3/1/2007	2/1/2017	755.85	755.85	6/1/2007	52,000.00	51,099.17
3249	Massachusetts	02136	Owner Occupied	Single Family	360	356	80.00	100.00	6.900	3/1/2007	2/1/2037	1,211.85	1,211.85	6/1/2007	204,000.00	203,577.29
3250	New York	10980	Owner Occupied	Single Family	360	357	89.89	89.90	5.990	4/1/2007	3/1/2037	2,460.31	2,460.31	6/1/2007	410,800.00	409,564.66
3251	Massachusetts	02136	Owner Occupied	Single Family	360	356	100.00	100.00	10.025	3/1/2007	2/1/2037	448.50	448.50	6/1/2007	51,000.00	50,884.50
3252	Wisconsin	53225	Owner Occupied	Single Family	360	356	83.39	83.39	8.150	3/1/2007	2/1/2037	961.94	961.94	6/1/2007	129,250.00	128,794.35
3253	Massachusetts	01453	Owner Occupied	Single Family	360	356	90.00	90.00	6.870	3/1/2007	2/1/2037	1,565.98	1,565.98	6/1/2007	238,500.00	237,690.81
3254	Florida	32174	Owner Occupied	Single Family	360	356	85.00	85.00	8.250	3/1/2007	2/1/2037	1,604.11	1,604.11	6/1/2007	229,500.00	229,393.72
3255	California	91384	Owner Occupied	Condominium	360	356	88.19	88.20	6.050	3/1/2007	2/1/2037	2,454.38	2,454.38	6/1/2007	463,000.00	462,516.01
3256	Arizona	85353	Owner Occupied	Single Family	360	356	85.00	85.00	7.990	3/1/2007	2/1/2037	1,327.22	1,327.22	6/1/2007	181,050.00	180,558.19
3257	Washington	98248	Owner Occupied	Single Family	360	356	85.00	85.00	6.400	3/1/2007	2/1/2037	1,233.50	1,233.50	6/1/2007	197,200.00	196,198.96
3258	Florida	32725	Owner Occupied	Single Family	360	356	78.60	78.61	9.600	3/1/2007	2/1/2037	1,526.69	1,526.69	6/1/2007	180,000.00	179,297.46
3259	California	92880	Owner Occupied	Single Family	360	356	88.21	88.21	6.050	3/1/2007	2/1/2037	3,272.39	3,272.39	6/1/2007	591,000.00	589,820.06
3260	California	93422	Owner Occupied	Single Family	360	356	90.00	90.00	9.750	3/1/2007	2/1/2037	6,117.01	6,117.01	6/1/2007	747,000.00	746,807.13
3261	Oregon	97408	Owner Occupied	Single Family	360	356	85.00	100.00	6.650	3/1/2007	2/1/2037	993.12	993.12	6/1/2007	154,700.00	154,151.37
3262	Kentucky	40272	Owner Occupied	Single Family	360	356	90.00	90.00	9.240	3/1/2007	2/1/2037	840.02	840.02	6/1/2007	108,000.00	107,965.93
3263	Colorado	80603	Owner Occupied	Single Family	360	356	80.00	100.00	7.450	3/1/2007	2/1/2037	1,155.62	1,155.62	6/1/2007	181,600.00	181,486.20
3264	Florida	33709	Owner Occupied	Single Family	360	356	57.64	57.64	8.000	3/1/2007	2/1/2037	858.50	858.50	6/1/2007	117,000.00	116,682.85
3265	Oregon	97408	Owner Occupied	Single Family	360	356	100.00	100.00	10.025	3/1/2007	2/1/2037	240.08	240.08	6/1/2007	27,300.00	27,251.36
3266	West Virginia	25082	Owner Occupied	Single Family	360	356	75.00	75.00	8.950	3/1/2007	2/1/2037	961.23	961.23	6/1/2007	120,000.00	119,732.11
3267	Massachusetts	02155	Owner Occupied	2 Family	360	356	80.00	100.00	6.600	3/1/2007	2/1/2037	2,353.60	2,353.60	6/1/2007	412,000.00	411,646.70
3268	Massachusetts	02155	Owner Occupied	2 Family	360	356	100.00	100.00	10.175	3/1/2007	2/1/2037	917.25	917.25	6/1/2007	103,000.00	102,822.17
3269	Connecticut	06704	Owner Occupied	2 Family	360	357	83.78	83.79	6.350	4/1/2007	3/1/2037	964.47	964.47	6/1/2007	155,000.00	154,564.93
3270	Maryland	21108	Owner Occupied	Single Family	360	356	100.00	100.00	10.200	3/1/2007	2/1/2037	6,158.36	6,158.36	6/1/2007	720,000.00	719,717.53
3271	California	95212	Owner Occupied	Single Family	360	356	76.71	95.90	6.870	3/1/2007	2/1/2037	1,988.30	1,988.30	6/1/2007	336,000.00	335,738.97
3272	Illinois	60133	Owner Occupied	Single Family	360	356	90.00	90.00	8.300	3/1/2007	2/1/2037	1,744.55	1,744.55	6/1/2007	243,000.00	242,742.14
3273	California	93221	Owner Occupied	Single Family	360	356	80.00	100.00	8.250	3/1/2007	2/1/2037	1,451.04	1,451.04	6/1/2007	207,600.00	207,503.86
3274	California	90249	Owner Occupied	Single Family	360	356	75.00	75.00	6.150	3/1/2007	2/1/2037	2,467.37	2,467.37	6/1/2007	405,000.00	403,420.94
3275	California	95212	Owner Occupied	Single Family	360	356	95.89	95.90	10.175	3/1/2007	2/1/2037	748.05	748.05	6/1/2007	84,000.00	83,854.97
3276	New York	11692	Owner Occupied	2 Family	360	356	95.00	95.00	6.500	3/1/2007	2/1/2037	2,677.66	2,677.66	6/1/2007	475,000.00	474,577.62
3277	California	93307	Owner Occupied	Single Family	360	356	80.00	100.00	7.100	3/1/2007	2/1/2037	1,218.71	1,218.71	6/1/2007	200,000.00	199,857.22
3278	California	94558	Owner Occupied	Single Family	360	356	73.92	73.92	5.300	3/1/2007	2/1/2037	2,040.50	2,031.37	6/1/2007	462,000.00	459,933.24
3279	California	90247	Owner Occupied	Single Family	360	356	80.00	100.00	6.850	3/1/2007	2/1/2037	2,808.60	2,808.60	6/1/2007	460,000.00	459,262.65
3280	California	93307	Owner Occupied	Single Family	360	356	100.00	100.00	12.325	3/1/2007	2/1/2037	526.85	526.85	6/1/2007	50,000.00	49,945.94

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
3281	Oregon	97487	Owner Occupied	Single Family	360	356	79.07	79.07	7.500	3/1/2007	2/1/2037	870.72	870.72	6/1/2007	136,000.00	135,915.06
3282	California	95945	Owner Occupied	Single Family	360	356	84.06	84.06	7.550	3/1/2007	2/1/2037	1,919.13	1,919.13	6/1/2007	290,000.00	289,618.23
3283	California	90247	Owner Occupied	Single Family	360	356	100.00	100.00	10.300	3/1/2007	2/1/2037	1,034.79	1,034.79	6/1/2007	115,000.00	114,806.69
3284	Massachusetts	01902	Owner Occupied	3 Family	360	356	79.55	79.55	7.170	3/1/2007	2/1/2037	2,368.65	2,368.65	6/1/2007	350,000.00	348,880.42
3285	Maryland	21207	Owner Occupied	Single Family	360	356	80.00	80.00	7.550	3/1/2007	2/1/2037	1,115.23	1,115.23	6/1/2007	158,720.00	158,249.11
3286	New Jersey	07081	Owner Occupied	Single Family	360	357	72.41	72.42	8.125	4/1/2007	3/1/2037	3,699.72	3,699.72	6/1/2007	525,000.00	524,561.96
3287	Illinois	60426	Owner Occupied	Single Family	360	356	68.13	68.13	7.600	3/1/2007	2/1/2037	769.62	769.62	6/1/2007	109,000.00	108,679.83
3288	Florida	33157	Investor	Single Family	360	356	61.40	61.41	6.250	3/1/2007	2/1/2037	977.14	977.14	6/1/2007	179,300.00	179,125.49
3289	California	92595	Owner Occupied	Single Family	360	356	80.00	100.00	6.200	3/1/2007	2/1/2037	1,905.18	1,905.18	6/1/2007	352,000.00	351,651.26
3290	Maryland	20850	Owner Occupied	Single Family	360	356	63.00	63.00	6.900	3/1/2007	2/1/2037	1,871.24	1,871.24	6/1/2007	315,000.00	314,757.97
3291	Florida	33060	Owner Occupied	2 Family	360	357	65.00	65.00	8.950	4/1/2007	3/1/2037	1,471.42	1,471.42	6/1/2007	195,000.00	194,948.48
3292	California	93221	Owner Occupied	Single Family	360	356	100.00	100.00	11.475	3/1/2007	2/1/2037	512.97	512.97	6/1/2007	51,900.00	51,832.32
3293	District of Columbia	20002	Investor	Single Family	360	356	90.00	90.00	7.150	3/1/2007	2/1/2037	1,276.52	1,276.52	6/1/2007	189,000.00	188,393.02
3294	California	95328	Owner Occupied	Single Family	360	356	90.00	90.00	7.200	3/1/2007	2/1/2037	1,777.08	1,777.08	6/1/2007	288,000.00	287,801.91
3295	District of Columbia	20032	Owner Occupied	Single Family	360	356	83.21	83.21	6.950	3/1/2007	2/1/2037	1,318.29	1,318.29	6/1/2007	220,500.00	220,333.64
3296	California	93203	Owner Occupied	Single Family	360	356	81.85	81.86	6.500	3/1/2007	2/1/2037	1,245.81	1,245.81	6/1/2007	221,000.00	220,400.24
3297	California	93534	Owner Occupied	Single Family	360	356	80.00	80.00	9.450	3/1/2007	2/1/2037	1,939.02	1,939.02	6/1/2007	244,000.00	243,929.08
3298	Nevada	89506	Investor	Single Family	360	356	80.00	80.00	9.300	3/1/2007	2/1/2037	1,679.04	1,679.04	6/1/2007	203,200.00	202,777.74
3299	New York	10462	Owner Occupied	Condominium	360	356	80.00	100.00	9.400	3/1/2007	2/1/2037	1,233.68	1,233.68	6/1/2007	148,000.00	147,699.09
3300	Maryland	21133	Owner Occupied	Single Family	360	356	70.00	70.00	10.050	3/1/2007	2/1/2037	1,752.93	1,752.93	6/1/2007	207,900.00	207,852.32
3301	New York	10462	Owner Occupied	Condominium	360	356	100.00	100.00	11.000	3/1/2007	2/1/2037	352.36	352.36	6/1/2007	37,000.00	36,946.50
3302	California	93612	Owner Occupied	Single Family	360	356	80.00	100.00	8.200	3/1/2007	2/1/2037	1,629.11	1,629.11	6/1/2007	234,400.00	234,289.37
3303	California	93612	Owner Occupied	Single Family	360	356	100.00	100.00	12.500	3/1/2007	2/1/2037	625.41	625.41	6/1/2007	58,600.00	58,539.08
3304	New Jersey	08867	Owner Occupied	Single Family	360	356	71.43	71.43	6.600	3/1/2007	2/1/2037	1,915.98	1,915.98	6/1/2007	300,000.00	298,766.80
3305	California	95678	Investor	Single Family	360	356	87.75	87.75	7.400	3/1/2007	2/1/2037	1,676.08	1,676.08	6/1/2007	265,000.00	264,830.80
3306	Florida	34957	Owner Occupied	Single Family	360	356	68.09	68.09	9.350	3/1/2007	2/1/2037	1,327.89	1,327.89	6/1/2007	160,000.00	159,557.68
3307	Texas	75071	Owner Occupied	Single Family	360	357	80.00	80.00	7.850	4/1/2007	3/1/2037	1,359.87	1,359.87	6/1/2007	188,000.00	187,486.15
3308	Florida	32809	Owner Occupied	Single Family	360	356	90.00	90.00	9.050	3/1/2007	2/1/2037	1,440.25	1,440.25	6/1/2007	178,200.00	177,810.33
3309	Arizona	85308	Owner Occupied	Single Family	360	356	84.91	84.91	6.450	3/1/2007	2/1/2037	2,519.80	2,519.80	6/1/2007	450,000.00	449,592.51
3310	Virginia	22554	Owner Occupied	Single Family	360	356	80.00	80.00	5.400	3/1/2007	2/1/2037	1,476.00	1,476.00	6/1/2007	328,000.00	328,000.00
3311	California	90706	Owner Occupied	Single Family	360	356	80.00	100.00	6.950	3/1/2007	2/1/2037	2,439.29	2,439.29	6/1/2007	408,000.00	407,692.18
3312	California	90706	Owner Occupied	Single Family	360	356	100.00	100.00	12.325	3/1/2007	2/1/2037	1,074.77	1,074.77	6/1/2007	102,000.00	101,889.73
3313	Georgia	30331	Owner Occupied	Single Family	360	356	80.00	100.00	7.200	3/1/2007	2/1/2037	1,826.45	1,826.45	6/1/2007	296,000.00	295,796.38
3314	New York	10465	Owner Occupied	Single Family	360	357	100.00	100.00	10.025	4/1/2007	3/1/2037	981.43	981.43	6/1/2007	111,600.00	111,451.45
3315	Georgia	30331	Owner Occupied	Single Family	360	356	100.00	100.00	10.300	3/1/2007	2/1/2037	665.87	665.87	6/1/2007	74,000.00	73,875.60
3316	Minnesota	55437	Owner Occupied	Condominium	360	356	80.00	80.00	9.990	3/1/2007	2/1/2037	1,254.09	1,254.09	6/1/2007	149,600.00	149,546.50
3317	Florida	33023	Owner Occupied	Single Family	360	356	65.00	65.00	5.990	3/1/2007	2/1/2037	1,050.13	1,050.13	6/1/2007	191,100.00	190,712.22
3318	New York	10801	Owner Occupied	3 Family	360	356	80.00	80.00	8.650	3/1/2007	2/1/2037	4,296.24	4,296.24	6/1/2007	588,000.00	587,766.52
3319	Florida	33705	Owner Occupied	Single Family	360	356	95.00	95.00	8.280	3/1/2007	2/1/2037	1,665.65	1,665.65	6/1/2007	237,500.00	237,391.27
3320	Illinois	61108	Owner Occupied	Single Family	360	356	73.72	73.72	8.250	3/1/2007	2/1/2037	647.97	647.97	6/1/2007	86,250.00	86,027.72

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
3321	Virginia	24551	Owner Occupied	Single Family	360	356	100.00	100.00	8.150	3/1/2007	2/1/2037	2,073.22	2,073.22	6/1/2007	300,000.00	299,855.66
3322	California	91763	Investor	Single Family	360	356	90.00	95.00	7.650	3/1/2007	2/1/2037	2,540.44	2,540.44	6/1/2007	389,700.00	389,473.44
3323	Colorado	80014	Owner Occupied	Single Family	360	356	80.00	100.00	6.850	3/1/2007	2/1/2037	1,156.86	1,156.86	6/1/2007	196,000.00	195,846.59
3324	Wisconsin	53803	Owner Occupied	Single Family	360	356	80.00	100.00	8.450	3/1/2007	2/1/2037	816.81	816.81	6/1/2007	112,000.00	111,886.24
3325	Wisconsin	53803	Owner Occupied	Single Family	360	356	100.00	100.00	10.175	3/1/2007	2/1/2037	249.35	249.35	6/1/2007	28,000.00	27,951.66
3326	Maryland	20744	Investor	Single Family	360	356	80.00	80.00	7.490	3/1/2007	2/1/2037	1,676.47	1,676.47	6/1/2007	240,000.00	239,181.56
3327	Florida	33619	Owner Occupied	Single Family	360	356	90.00	90.00	9.200	3/1/2007	2/1/2037	1,024.64	1,024.64	6/1/2007	125,100.00	124,834.81
3328	California	91763	Investor	Single Family	180	176	95.00	95.00	13.100	3/1/2007	2/1/2022	275.35	275.35	6/1/2007	21,650.00	21,463.98
3329	Utah	84084	Owner Occupied	Single Family	360	357	90.00	90.00	8.050	4/1/2007	3/1/2037	946.92	946.92	6/1/2007	138,600.00	138,527.32
3330	Pennsylvania	17602	Owner Occupied	Single Family	360	356	95.00	95.00	7.490	3/1/2007	2/1/2037	2,189.89	2,189.89	6/1/2007	313,500.00	312,558.72
3331	California	90745	Owner Occupied	Single Family	360	356	67.11	67.12	7.650	3/1/2007	2/1/2037	2,607.59	2,607.59	6/1/2007	400,000.00	399,767.42
3332	Massachusetts	02301	Owner Occupied	Single Family	360	356	89.56	89.56	6.950	3/1/2007	2/1/2037	1,873.31	1,873.31	6/1/2007	283,000.00	282,054.75
3333	Pennsylvania	19116	Owner Occupied	Single Family	360	356	85.00	85.00	8.990	3/1/2007	2/1/2037	1,229.97	1,229.97	6/1/2007	153,000.00	152,433.87
3334	New York	11420	Owner Occupied	Single Family	360	356	42.22	42.23	6.550	3/1/2007	2/1/2037	1,078.22	1,078.22	6/1/2007	190,000.00	189,834.10
3335	Illinois	60526	Owner Occupied	Single Family	360	356	85.00	85.00	6.450	3/1/2007	2/1/2037	2,250.49	2,250.49	6/1/2007	386,750.00	386,057.61
3336	Florida	34761	Owner Occupied	Single Family	360	356	90.00	95.00	6.150	3/1/2007	2/1/2037	2,214.00	2,214.00	6/1/2007	432,000.00	432,000.00
3337	Iowa	50316	Owner Occupied	Single Family	360	356	80.00	100.00	7.500	3/1/2007	2/1/2037	587.34	587.34	6/1/2007	84,000.00	83,748.29
3338	Washington	98036	Owner Occupied	Single Family	360	356	95.00	95.00	7.150	3/1/2007	2/1/2037	2,162.66	2,162.66	6/1/2007	342,000.00	341,495.88
3339	Illinois	60425	Owner Occupied	Condominium	360	357	85.00	85.00	7.450	4/1/2007	3/1/2037	532.28	532.28	6/1/2007	76,500.00	76,326.90
3340	Florida	33311	Owner Occupied	Single Family	360	356	80.00	80.00	9.250	3/1/2007	2/1/2037	1,897.59	1,897.59	6/1/2007	240,000.00	239,807.42
3341	New York	11545	Owner Occupied	Single Family	360	356	90.00	90.00	6.950	3/1/2007	2/1/2037	3,723.46	3,723.46	6/1/2007	562,500.00	560,621.17
3342	Nevada	89433	Owner Occupied	Single Family	360	356	80.00	100.00	6.900	3/1/2007	2/1/2037	1,343.54	1,343.54	6/1/2007	204,000.00	203,311.93
3343	California	92880	Owner Occupied	Single Family	360	357	90.00	90.00	6.600	4/1/2007	3/1/2037	2,724.92	2,724.92	6/1/2007	477,000.00	476,694.06
3344	Florida	33024	Owner Occupied	Single Family	360	356	75.00	75.00	8.350	3/1/2007	2/1/2037	1,592.45	1,592.45	6/1/2007	210,000.00	209,446.90
3345	New York	10968	Investor	3 Family	360	357	80.00	80.00	7.900	4/1/2007	3/1/2037	3,139.80	3,139.80	6/1/2007	432,000.00	431,106.74
3346	Illinois	60104	Owner Occupied	Single Family	360	356	90.00	90.00	7.750	3/1/2007	2/1/2037	1,246.83	1,246.83	6/1/2007	189,000.00	188,894.16
3347	New York	12047	Owner Occupied	2 Family	360	356	85.00	85.00	7.520	3/1/2007	2/1/2037	744.37	744.37	6/1/2007	106,250.00	105,125.33
3348	Virginia	23072	Owner Occupied	Single Family	360	356	52.00	52.00	8.150	3/1/2007	2/1/2037	580.51	580.51	6/1/2007	78,000.00	77,792.86
3349	California	90605	Investor	Single Family	360	356	63.25	63.26	5.300	3/1/2007	2/1/2037	1,371.40	1,371.40	6/1/2007	288,439.00	288,046.57
3350	California	92509	Owner Occupied	Single Family	360	356	30.23	30.24	6.850	3/1/2007	2/1/2037	767.30	767.30	6/1/2007	130,000.00	129,898.26
3351	Colorado	80104	Owner Occupied	Single Family	360	356	85.00	99.34	6.500	3/1/2007	2/1/2037	1,437.48	1,437.48	6/1/2007	255,000.00	254,773.25
3352	Iowa	50316	Owner Occupied	Single Family	180	176	100.00	100.00	10.990	3/1/2007	2/1/2022	238.55	238.55	6/1/2007	21,000.00	20,812.53
3353	Florida	33177	Owner Occupied	Single Family	360	356	90.00	100.00	8.600	3/1/2007	2/1/2037	1,920.63	1,920.63	6/1/2007	247,500.00	246,906.14
3354	New York	10512	Owner Occupied	Single Family	360	356	89.66	89.66	8.650	3/1/2007	2/1/2037	2,849.55	2,849.55	6/1/2007	390,000.00	389,845.14
3355	Florida	33177	Owner Occupied	Single Family	360	356	100.00	100.00	11.475	3/1/2007	2/1/2037	271.81	271.81	6/1/2007	27,500.00	27,464.12
3356	Connecticut	06111	Owner Occupied	Single Family	360	356	80.00	100.00	6.990	3/1/2007	2/1/2037	1,451.29	1,451.29	6/1/2007	218,360.00	217,636.33
3357	Massachusetts	02458	Owner Occupied	Single Family	360	356	80.00	80.00	6.100	3/1/2007	2/1/2037	2,887.33	2,885.26	6/1/2007	568,000.00	567,592.11
3358	New York	11714	Owner Occupied	Single Family	360	356	85.00	85.00	5.990	3/1/2007	2/1/2037	2,457.49	2,457.49	6/1/2007	467,500.00	466,901.93
3359	Florida	33010	Owner Occupied	2 Family	360	356	80.00	100.00	7.900	3/1/2007	2/1/2037	2,151.50	2,151.50	6/1/2007	312,800.00	312,327.41
3360	Connecticut	06051	Owner Occupied	Single Family	360	356	100.00	100.00	8.990	3/1/2007	2/1/2037	1,607.81	1,607.81	6/1/2007	200,000.00	199,356.40

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
3361	California	92036	Owner Occupied	Single Family	360	356	80.00	80.00	5.350	3/1/2007	2/1/2037	1,494.60	1,494.60	6/1/2007	312,000.00	311,582.82
3362	Maryland	21229	Investor	Single Family	360	356	90.00	90.00	8.670	3/1/2007	2/1/2037	969.99	969.99	6/1/2007	124,200.00	123,906.26
3363	Florida	33073	Owner Occupied	Single Family	360	356	100.00	100.00	12.075	3/1/2007	2/1/2037	1,034.39	1,034.39	6/1/2007	100,000.00	99,886.13
3364	Oklahoma	73142	Owner Occupied	Single Family	360	356	80.00	100.00	8.950	3/1/2007	2/1/2037	724.13	724.13	6/1/2007	90,400.00	90,198.17
3365	Oklahoma	73142	Owner Occupied	Single Family	180	176	100.00	100.00	9.990	3/1/2007	2/1/2022	242.72	242.72	6/1/2007	22,600.00	22,378.96
3366	California	92234	Owner Occupied	Single Family	360	356	95.00	95.00	8.990	3/1/2007	2/1/2037	3,052.30	3,052.30	6/1/2007	402,800.00	402,659.80
3367	Maryland	20684	Owner Occupied	Single Family	360	356	85.00	85.00	7.990	3/1/2007	2/1/2037	1,903.16	1,903.16	6/1/2007	280,500.00	280,356.59
3368	New York	11416	Owner Occupied	2 Family	360	356	57.92	57.93	7.500	3/1/2007	2/1/2037	2,410.48	2,410.48	6/1/2007	376,500.00	376,268.42
3369	California	95051	Owner Occupied	Single Family	360	356	90.00	95.00	5.600	3/1/2007	2/1/2037	3,525.38	3,525.38	6/1/2007	709,200.00	708,330.82
3370	California	95051	Owner Occupied	Single Family	360	356	95.00	95.00	12.700	3/1/2007	2/1/2037	426.62	426.62	6/1/2007	39,400.00	39,360.83
3371	North Carolina	27704	Investor	Single Family	360	356	80.00	80.00	10.350	3/1/2007	2/1/2037	1,192.68	1,192.68	6/1/2007	132,000.00	131,765.50
3372	California	95843	Owner Occupied	Single Family	360	356	80.00	100.00	6.250	3/1/2007	2/1/2037	1,768.34	1,768.34	6/1/2007	287,200.00	286,101.42
3373	New Jersey	08221	Owner Occupied	Single Family	360	356	95.00	95.00	8.500	3/1/2007	2/1/2037	3,885.15	3,885.15	6/1/2007	540,550.00	540,322.59
3374	California	95843	Owner Occupied	Single Family	360	356	100.00	100.00	10.025	3/1/2007	2/1/2037	631.42	631.42	6/1/2007	71,800.00	71,672.05
3375	Maryland	21220	Owner Occupied	Single Family	360	356	80.00	100.00	5.900	3/1/2007	2/1/2037	1,195.84	1,195.84	6/1/2007	230,400.00	230,145.98
3376	California	91732	Owner Occupied	Single Family	360	356	89.47	89.48	6.850	3/1/2007	2/1/2037	2,508.49	2,508.49	6/1/2007	425,000.00	424,667.86
3377	Arizona	85020	Owner Occupied	Single Family	360	356	36.82	36.82	6.250	3/1/2007	2/1/2037	441.43	441.43	6/1/2007	81,000.00	80,921.16
3378	Maryland	21220	Owner Occupied	Single Family	360	356	100.00	100.00	11.475	3/1/2007	2/1/2037	569.31	569.31	6/1/2007	57,600.00	57,524.88
3379	Virginia	22701	Owner Occupied	Single Family	360	356	65.75	72.54	5.550	3/1/2007	2/1/2037	1,174.45	1,174.45	6/1/2007	238,000.00	237,703.15
3380	California	93535	Owner Occupied	Single Family	360	356	89.86	89.86	6.750	3/1/2007	2/1/2037	1,806.14	1,806.14	6/1/2007	310,000.00	309,748.33
3381	Nevada	89115	Owner Occupied	Single Family	360	356	78.71	78.71	6.250	3/1/2007	2/1/2037	1,128.09	1,128.09	6/1/2007	207,000.00	206,798.56
3382	Florida	33068	Second Home	Single Family	180	176	67.50	67.50	6.970	3/1/2007	2/1/2022	1,513.94	1,513.94	6/1/2007	168,750.00	166,596.20
3383	California	90220	Owner Occupied	Single Family	360	356	43.01	43.02	5.990	3/1/2007	2/1/2037	1,197.82	1,197.82	6/1/2007	200,000.00	199,196.06
3384	Connecticut	06704	Owner Occupied	Single Family	360	356	90.00	90.00	9.450	3/1/2007	2/1/2037	1,276.98	1,276.98	6/1/2007	158,400.00	158,280.28
3385	Arizona	85374	Owner Occupied	Single Family	360	356	95.00	95.00	7.950	3/1/2007	2/1/2037	1,732.27	1,732.27	6/1/2007	256,500.00	256,366.84
3386	Illinois	60506	Owner Occupied	Single Family	360	357	84.09	84.10	6.990	4/1/2007	3/1/2037	833.78	833.78	6/1/2007	138,750.00	138,618.65
3387	Illinois	60651	Investor	2 Family	360	356	80.00	80.00	6.650	3/1/2007	2/1/2037	1,541.12	1,541.12	6/1/2007	268,000.00	267,754.21
3388	Virginia	23452	Owner Occupied	Single Family	360	356	81.02	81.02	6.800	3/1/2007	2/1/2037	987.67	987.67	6/1/2007	151,500.00	150,978.91
3389	Florida	32720	Owner Occupied	Single Family	360	356	60.71	60.72	9.250	3/1/2007	2/1/2037	699.27	699.27	6/1/2007	85,000.00	84,820.96
3390	New York	10466	Owner Occupied	4 Family	360	356	79.69	79.69	6.700	3/1/2007	2/1/2037	3,058.79	3,058.79	6/1/2007	510,000.00	509,147.73
3391	Connecticut	06226	Investor	4 Family	360	357	75.00	75.00	9.400	4/1/2007	3/1/2037	1,500.42	1,500.42	6/1/2007	180,000.00	179,726.60
3392	Illinois	60016	Owner Occupied	Single Family	360	356	80.00	100.00	8.200	3/1/2007	2/1/2037	1,147.95	1,147.95	6/1/2007	161,600.00	161,423.48
3393	Massachusetts	01085	Owner Occupied	2 Family	360	357	90.00	90.00	8.450	4/1/2007	3/1/2037	1,549.88	1,549.88	6/1/2007	202,500.00	202,125.55
3394	Illinois	60016	Owner Occupied	Single Family	360	356	100.00	100.00	10.375	3/1/2007	2/1/2037	365.78	365.78	6/1/2007	40,400.00	40,333.19
3395	North Carolina	27023	Owner Occupied	Single Family	360	356	95.00	95.00	7.520	3/1/2007	2/1/2037	1,464.22	1,464.22	6/1/2007	209,000.00	208,376.22
3396	California	94558	Owner Occupied	Single Family	360	356	80.00	99.82	6.650	3/1/2007	2/1/2037	2,599.32	2,599.32	6/1/2007	436,000.00	435,226.19
3397	California	94558	Owner Occupied	Single Family	360	356	99.82	99.82	11.025	3/1/2007	2/1/2037	1,030.55	1,030.55	6/1/2007	108,000.00	107,834.81
3398	Maryland	20623	Owner Occupied	Single Family	360	356	80.00	100.00	6.200	3/1/2007	2/1/2037	1,763.91	1,763.91	6/1/2007	288,000.00	286,887.77
3399	California	92337	Owner Occupied	Single Family	360	356	80.00	100.00	6.000	3/1/2007	2/1/2037	2,000.34	2,000.34	6/1/2007	380,000.00	379,595.62
3400	New York	11421	Owner Occupied	Single Family	360	357	80.00	100.00	6.300	4/1/2007	3/1/2037	1,733.92	1,733.92	6/1/2007	316,000.00	315,769.31

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
3401	Florida	34994	Owner Occupied	Single Family	360	356	80.00	80.00	7.250	3/1/2007	2/1/2037	2,128.39	2,128.39	6/1/2007	312,000.00	308,397.57
3402	New York	11421	Owner Occupied	Single Family	360	357	100.00	100.00	10.025	4/1/2007	3/1/2037	694.74	694.74	6/1/2007	79,000.00	78,894.06
3403	Maryland	20623	Owner Occupied	Single Family	360	356	100.00	100.00	11.725	3/1/2007	2/1/2037	725.40	725.40	6/1/2007	72,000.00	71,911.11
3404	Illinois	60619	Owner Occupied	2 Family	360	356	95.00	95.00	7.500	3/1/2007	2/1/2037	1,703.02	1,703.02	6/1/2007	266,000.00	265,836.40
3405	Texas	76108	Owner Occupied	Single Family	360	356	80.00	100.00	7.800	3/1/2007	2/1/2037	892.64	892.64	6/1/2007	124,000.00	123,650.05
3406	Delaware	19947	Owner Occupied	Single Family	360	357	76.00	76.00	5.990	4/1/2007	3/1/2037	998.77	998.77	6/1/2007	190,000.00	189,848.19
3407	Florida	34743	Owner Occupied	Single Family	360	356	75.00	75.00	8.450	3/1/2007	2/1/2037	1,393.81	1,393.81	6/1/2007	195,000.00	194,916.39
3408	South Carolina	29464	Owner Occupied	Single Family	360	356	56.40	56.40	7.570	3/1/2007	2/1/2037	992.66	992.66	6/1/2007	141,000.00	140,576.26
3409	Pennsylvania	19014	Owner Occupied	Single Family	360	356	90.00	90.00	8.850	3/1/2007	2/1/2037	1,411.05	1,411.05	6/1/2007	189,000.00	188,930.54
3410	New York	10469	Owner Occupied	Single Family	360	356	80.00	100.00	6.350	3/1/2007	2/1/2037	2,240.05	2,240.05	6/1/2007	360,000.00	358,649.12
3411	Texas	76108	Owner Occupied	Single Family	360	356	100.00	100.00	9.950	3/1/2007	2/1/2037	270.90	270.90	6/1/2007	31,000.00	30,943.87
3412	California	92337	Owner Occupied	Single Family	360	356	100.00	100.00	10.475	3/1/2007	2/1/2037	867.23	867.23	6/1/2007	95,000.00	94,846.17
3413	California	94580	Owner Occupied	Single Family	360	356	90.00	90.00	5.850	3/1/2007	2/1/2037	2,875.67	2,875.67	6/1/2007	558,000.00	556,974.26
3414	Florida	32754	Owner Occupied	Single Family	120	117	100.00	100.00	10.175	4/1/2007	3/1/2017	636.32	636.32	6/1/2007	47,800.00	47,101.06
3415	California	93312	Owner Occupied	Single Family	360	356	80.00	100.00	7.050	3/1/2007	2/1/2037	2,025.60	2,025.60	6/1/2007	334,523.00	334,279.75
3416	Florida	34420	Owner Occupied	Single Family	360	357	95.00	95.00	6.750	4/1/2007	3/1/2037	1,239.83	1,239.83	6/1/2007	212,800.00	212,539.26
3417	California	93312	Owner Occupied	Single Family	360	356	100.00	100.00	10.300	3/1/2007	2/1/2037	752.52	752.52	6/1/2007	83,630.00	83,489.42
3418	Florida	33445	Owner Occupied	Single Family	360	356	95.00	95.00	6.550	3/1/2007	2/1/2037	2,957.60	2,957.60	6/1/2007	465,500.00	463,819.31
3419	New York	11368	Owner Occupied	4 Family	360	357	80.00	80.00	9.300	4/1/2007	3/1/2037	5,760.07	5,760.07	6/1/2007	736,000.00	735,830.49
3420	California	91941	Owner Occupied	Single Family	360	356	90.00	90.00	6.800	3/1/2007	2/1/2037	2,718.09	2,718.09	6/1/2007	463,500.00	463,130.51
3421	New York	12567	Owner Occupied	Single Family	360	356	80.00	100.00	8.100	3/1/2007	2/1/2037	1,247.42	1,247.42	6/1/2007	168,400.00	167,950.02
3422	Florida	33026	Investor	Condominium	360	356	85.00	85.00	9.500	3/1/2007	2/1/2037	1,052.30	1,052.30	6/1/2007	131,750.00	131,712.44
3423	New York	12567	Owner Occupied	Single Family	360	356	100.00	100.00	11.990	3/1/2007	2/1/2037	432.72	432.72	6/1/2007	42,100.00	42,050.99
3424	California	92879	Owner Occupied	Single Family	360	356	80.00	80.00	5.300	3/1/2007	2/1/2037	1,426.36	1,426.36	6/1/2007	300,000.00	299,591.86
3425	Florida	34759	Owner Occupied	Single Family	360	356	78.97	78.98	7.340	3/1/2007	2/1/2037	966.88	966.88	6/1/2007	154,000.00	153,899.43
3426	New York	10469	Owner Occupied	Single Family	360	356	100.00	100.00	9.750	3/1/2007	2/1/2037	773.24	773.24	6/1/2007	90,000.00	89,829.98
3427	Pennsylvania	18301	Owner Occupied	Single Family	360	357	90.00	90.00	8.450	4/1/2007	3/1/2037	1,191.69	1,191.69	6/1/2007	155,700.00	155,412.08
3428	California	92880	Owner Occupied	Single Family	360	356	83.09	83.09	5.990	3/1/2007	2/1/2037	2,970.01	2,970.01	6/1/2007	565,000.00	564,325.60
3429	Indiana	46356	Owner Occupied	Single Family	360	356	49.23	49.24	6.900	3/1/2007	2/1/2037	843.01	843.01	6/1/2007	128,000.00	127,353.41
3430	California	95204	Owner Occupied	Single Family	360	356	80.00	100.00	6.750	3/1/2007	2/1/2037	1,361.01	1,361.01	6/1/2007	233,600.00	233,035.30
3431	Florida	33913	Owner Occupied	Single Family	360	356	80.00	100.00	8.250	3/1/2007	2/1/2037	1,369.96	1,369.96	6/1/2007	196,000.00	195,909.11
3432	California	95370	Owner Occupied	Single Family	360	356	64.69	64.69	7.990	3/1/2007	2/1/2037	1,255.20	1,255.20	6/1/2007	185,000.00	184,905.43
3433	California	95204	Owner Occupied	Single Family	360	356	100.00	100.00	11.475	3/1/2007	2/1/2037	577.22	577.22	6/1/2007	58,400.00	58,323.84
3434	North Carolina	28081	Owner Occupied	Single Family	360	356	85.00	85.00	6.850	3/1/2007	2/1/2037	668.36	668.36	6/1/2007	102,000.00	101,652.60
3435	New Jersey	07063	Owner Occupied	Single Family	360	357	78.43	78.44	7.200	4/1/2007	3/1/2037	1,234.08	1,234.08	6/1/2007	200,000.00	199,897.15
3436	Arizona	85257	Owner Occupied	Single Family	360	356	67.29	67.30	11.450	3/1/2007	2/1/2037	1,557.30	1,557.30	6/1/2007	161,500.00	161,433.78
3437	Michigan	49442	Investor	Single Family	360	356	90.00	90.00	9.490	3/1/2007	2/1/2037	423.42	423.42	6/1/2007	50,400.00	50,299.46
3438	Texas	76087	Owner Occupied	Single Family	360	356	86.48	86.49	7.875	3/1/2007	2/1/2037	1,693.04	1,693.04	6/1/2007	233,500.00	232,850.86
3439	Maryland	21234	Owner Occupied	Single Family	360	356	90.00	90.00	7.100	3/1/2007	2/1/2037	1,481.83	1,481.83	6/1/2007	220,500.00	219,784.87
3440	Florida	33010	Owner Occupied	2 Family	360	356	100.00	100.00	11.075	3/1/2007	2/1/2037	749.15	749.15	6/1/2007	78,200.00	77,988.75

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
3441	Connecticut	06111	Owner Occupied	Single Family	360	356	100.00	100.00	12.325	3/1/2007	2/1/2037	575.21	575.21	6/1/2007	54,590.00	54,530.99
3442	New York	12828	Owner Occupied	Single Family	360	357	100.00	100.00	9.600	4/1/2007	3/1/2037	755.20	755.20	6/1/2007	89,040.00	88,910.33
3443	Nevada	89121	Owner Occupied	Single Family	360	356	78.95	78.95	6.720	3/1/2007	2/1/2037	840.00	840.00	6/1/2007	150,000.00	150,000.00
3444	New York	11411	Owner Occupied	Single Family	360	356	60.00	60.00	6.250	3/1/2007	2/1/2037	1,602.22	1,602.22	6/1/2007	294,000.00	293,713.90
3445	Florida	32707	Owner Occupied	Single Family	360	356	85.00	85.00	6.850	3/1/2007	2/1/2037	1,520.15	1,520.15	6/1/2007	257,550.00	257,348.41
3446	California	91786	Owner Occupied	Single Family	360	356	84.84	84.85	5.990	3/1/2007	2/1/2037	2,118.43	2,118.43	6/1/2007	403,000.00	402,436.67
3447	New York	11741	Owner Occupied	Single Family	360	356	73.71	73.71	6.770	3/1/2007	2/1/2037	1,916.00	1,916.00	6/1/2007	328,000.00	327,735.65
3448	California	94603	Owner Occupied	Single Family	360	357	54.55	54.55	7.150	4/1/2007	3/1/2037	1,839.59	1,839.59	6/1/2007	300,000.00	299,358.69
3449	Illinois	60013	Owner Occupied	Single Family	360	356	85.00	85.00	7.500	3/1/2007	2/1/2037	2,615.06	2,615.06	6/1/2007	374,000.00	372,879.31
3450	California	90640	Owner Occupied	Single Family	360	356	90.00	90.00	7.990	3/1/2007	2/1/2037	3,236.39	3,236.39	6/1/2007	477,000.00	476,756.16
3451	Georgia	30038	Owner Occupied	Single Family	360	357	87.89	87.90	8.400	4/1/2007	3/1/2037	1,272.27	1,272.27	6/1/2007	167,000.00	166,687.79
3452	Hawaii	96706	Owner Occupied	Condominium	360	357	80.00	100.00	8.000	4/1/2007	3/1/2037	1,450.93	1,450.93	6/1/2007	213,600.00	213,516.67
3453	California	92570	Owner Occupied	Single Family	360	356	90.00	90.00	6.050	3/1/2007	2/1/2037	2,934.12	2,934.12	6/1/2007	553,500.00	552,921.41
3454	Arizona	85303	Owner Occupied	Single Family	360	356	95.00	95.00	8.150	3/1/2007	2/1/2037	2,054.90	2,054.90	6/1/2007	297,350.00	297,206.96
3455	Virginia	20109	Owner Occupied	Single Family	360	356	84.21	84.22	8.700	3/1/2007	2/1/2037	2,585.90	2,585.90	6/1/2007	352,000.00	351,862.92
3456	Hawaii	96706	Owner Occupied	Condominium	360	357	100.00	100.00	12.325	4/1/2007	3/1/2037	562.67	562.67	6/1/2007	53,400.00	53,356.94
3457	Kansas	66606	Owner Occupied	Single Family	360	357	80.00	100.00	8.625	4/1/2007	3/1/2037	890.72	890.72	6/1/2007	122,240.00	122,203.38
3458	Kansas	66606	Owner Occupied	Single Family	360	357	100.00	100.00	10.550	4/1/2007	3/1/2037	280.69	280.69	6/1/2007	30,560.00	30,523.63
3459	California	92562	Owner Occupied	Single Family	360	356	90.00	90.00	6.750	3/1/2007	2/1/2037	2,393.33	2,393.33	6/1/2007	369,000.00	367,718.42
3460	South Carolina	29206	Owner Occupied	Single Family	360	356	85.00	85.00	7.950	3/1/2007	2/1/2037	1,185.61	1,185.61	6/1/2007	162,350.00	161,754.44
3461	California	93705	Investor	Single Family	360	356	84.73	84.73	7.300	3/1/2007	2/1/2037	1,455.67	1,455.67	6/1/2007	233,000.00	232,845.58
3462	Georgia	30294	Owner Occupied	Single Family	360	357	95.00	95.00	8.900	4/1/2007	3/1/2037	1,022.71	1,022.71	6/1/2007	128,250.00	128,033.84
3463	Maryland	21811	Owner Occupied	Single Family	360	356	80.00	80.00	10.600	3/1/2007	2/1/2037	2,216.13	2,216.13	6/1/2007	247,200.00	247,068.14
3464	Illinois	60641	Investor	Single Family	360	356	90.00	90.00	7.900	3/1/2007	2/1/2037	2,420.26	2,420.26	6/1/2007	333,000.00	331,873.26
3465	Florida	33179	Owner Occupied	Condominium	360	357	95.00	95.00	9.050	4/1/2007	3/1/2037	921.37	921.37	6/1/2007	114,000.00	113,813.75
3466	California	90061	Owner Occupied	Single Family	360	356	74.50	74.50	5.250	3/1/2007	2/1/2037	1,581.97	1,581.97	6/1/2007	335,250.00	334,785.96
3467	California	95678	Owner Occupied	Single Family	360	356	78.13	78.13	5.550	3/1/2007	2/1/2037	1,233.66	1,233.66	6/1/2007	250,000.00	249,688.20
3468	Illinois	60473	Owner Occupied	Single Family	360	356	85.00	85.00	6.950	3/1/2007	2/1/2037	940.14	940.14	6/1/2007	157,250.00	157,131.38
3469	Nevada	89123	Owner Occupied	Single Family	360	356	80.00	100.00	8.200	3/1/2007	2/1/2037	2,363.05	2,363.05	6/1/2007	340,000.00	339,839.49
3470	Nevada	89123	Owner Occupied	Single Family	360	356	100.00	100.00	11.075	3/1/2007	2/1/2037	814.30	814.30	6/1/2007	85,000.00	84,879.06
3471	California	90201	Owner Occupied	Single Family	360	357	73.00	73.00	6.500	4/1/2007	3/1/2037	2,214.77	2,214.77	6/1/2007	350,400.00	349,326.90
3472	Minnesota	55119	Owner Occupied	Single Family	360	356	83.33	83.34	7.000	3/1/2007	2/1/2037	1,829.58	1,829.58	6/1/2007	275,000.00	274,090.43
3473	Texas	75019	Owner Occupied	Single Family	360	357	80.00	80.00	5.990	4/1/2007	3/1/2037	1,868.59	1,868.59	6/1/2007	312,000.00	311,061.77
3474	Florida	33177	Owner Occupied	Single Family	360	356	45.70	45.70	7.100	3/1/2007	2/1/2037	1,213.02	1,213.02	6/1/2007	180,500.00	179,914.59
3475	Illinois	60651	Owner Occupied	2 Family	360	356	90.00	90.00	8.200	3/1/2007	2/1/2037	1,876.54	1,876.54	6/1/2007	270,000.00	269,872.54
3476	Pennsylvania	19401	Owner Occupied	2 Family	360	356	90.00	90.00	8.500	3/1/2007	2/1/2037	830.43	830.43	6/1/2007	108,000.00	107,732.87
3477	Florida	34638	Owner Occupied	Single Family	360	356	100.00	100.00	7.690	3/1/2007	2/1/2037	1,433.30	1,433.30	6/1/2007	213,240.00	212,970.26
3478	Georgia	30024	Owner Occupied	Single Family	360	356	80.00	100.00	6.850	3/1/2007	2/1/2037	1,307.96	1,307.96	6/1/2007	221,600.00	221,426.55
3479	Illinois	60406	Owner Occupied	Single Family	360	356	78.24	78.24	9.250	3/1/2007	2/1/2037	1,094.16	1,094.16	6/1/2007	133,000.00	132,720.99
3480	Maryland	20746	Investor	Single Family	360	356	90.00	90.00	8.000	3/1/2007	2/1/2037	2,179.28	2,179.28	6/1/2007	297,000.00	296,194.87

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
3481	Massachusetts	01301	Owner Occupied	Single Family	360	357	77.78	77.78	8.950	4/1/2007	3/1/2037	1,009.29	1,009.29	6/1/2007	126,000.00	125,789.82
3482	South Carolina	29568	Owner Occupied	Single Family	360	357	80.00	80.00	7.600	4/1/2007	3/1/2037	1,553.36	1,553.36	6/1/2007	220,000.00	219,516.87
3483	Georgia	30064	Owner Occupied	Single Family	360	356	100.00	100.00	7.750	3/1/2007	2/1/2037	1,022.53	1,022.53	6/1/2007	155,000.00	154,913.20
3484	Florida	33913	Owner Occupied	Single Family	360	356	100.00	100.00	11.475	3/1/2007	2/1/2037	484.31	484.31	6/1/2007	49,000.00	48,933.31
3485	Florida	33176	Owner Occupied	Condominium	360	357	80.00	80.00	6.000	4/1/2007	3/1/2037	911.32	911.32	6/1/2007	152,000.00	151,543.76
3486	Maryland	20639	Owner Occupied	Single Family	360	356	84.57	84.58	7.400	3/1/2007	2/1/2037	2,752.21	2,752.21	6/1/2007	397,500.00	396,284.98
3487	Illinois	61104	Owner Occupied	Single Family	360	356	90.00	90.00	9.850	3/1/2007	2/1/2037	834.45	834.45	6/1/2007	96,300.00	96,121.87
3488	Florida	33461	Owner Occupied	Single Family	360	356	75.00	75.00	7.550	3/1/2007	2/1/2037	873.53	873.53	6/1/2007	132,000.00	131,826.25
3489	Georgia	30076	Owner Occupied	Single Family	360	356	90.00	90.00	8.750	3/1/2007	2/1/2037	2,421.46	2,421.46	6/1/2007	307,800.00	307,084.28
3490	New Jersey	07112	Owner Occupied	3 Family	360	356	83.87	83.87	7.100	3/1/2007	2/1/2037	1,916.42	1,916.42	6/1/2007	314,500.00	314,275.49
3491	Georgia	30179	Owner Occupied	Single Family	360	356	80.00	100.00	7.750	3/1/2007	2/1/2037	745.07	745.07	6/1/2007	104,000.00	103,703.54
3492	New Hampshire	03076	Owner Occupied	Single Family	360	356	90.00	90.00	6.500	3/1/2007	2/1/2037	1,572.77	1,572.77	6/1/2007	279,000.00	278,751.91
3493	Massachusetts	01588	Owner Occupied	2 Family	360	357	80.00	100.00	7.700	4/1/2007	3/1/2037	1,345.26	1,345.26	6/1/2007	199,920.00	199,731.48
3494	Illinois	60010	Owner Occupied	Single Family	360	356	60.87	60.87	8.800	3/1/2007	2/1/2037	5,531.92	5,531.92	6/1/2007	700,000.00	698,388.03
3495	California	95482	Owner Occupied	Single Family	360	356	90.00	90.00	8.450	3/1/2007	2/1/2037	2,759.75	2,759.75	6/1/2007	386,100.00	385,934.42
3496	Massachusetts	01588	Owner Occupied	2 Family	360	357	100.00	100.00	12.325	4/1/2007	3/1/2037	526.64	526.64	6/1/2007	49,980.00	49,939.68
3497	Wisconsin	53154	Owner Occupied	Single Family	360	356	85.00	100.00	7.900	3/1/2007	2/1/2037	1,084.36	1,084.36	6/1/2007	161,500.00	161,414.56
3498	Kansas	66109	Owner Occupied	Single Family	360	356	85.00	85.00	10.550	3/1/2007	2/1/2037	819.74	819.74	6/1/2007	89,250.00	89,107.81
3499	New York	11552	Owner Occupied	Single Family	360	356	85.00	100.00	6.400	3/1/2007	2/1/2037	2,924.24	2,924.24	6/1/2007	467,500.00	465,762.52
3500	California	93907	Owner Occupied	Single Family	360	356	55.88	55.89	5.950	3/1/2007	2/1/2037	3,476.04	3,476.04	6/1/2007	665,000.00	664,279.67
3501	Wisconsin	53154	Owner Occupied	Single Family	360	356	100.00	100.00	11.475	3/1/2007	2/1/2037	281.69	281.69	6/1/2007	28,500.00	28,462.84
3502	California	91384	Investor	Single Family	360	356	89.92	89.93	6.100	3/1/2007	2/1/2037	3,096.10	3,096.10	6/1/2007	580,000.00	579,404.41
3503	Florida	34758	Owner Occupied	Single Family	360	356	63.86	63.86	9.450	3/1/2007	2/1/2037	1,523.72	1,523.72	6/1/2007	182,000.00	181,633.83
3504	California	94801	Owner Occupied	Single Family	360	356	73.81	73.81	5.990	3/1/2007	2/1/2037	2,497.45	2,497.45	6/1/2007	417,000.00	415,323.81
3505	Florida	32905	Owner Occupied	Single Family	360	357	90.00	90.00	9.550	4/1/2007	3/1/2037	1,264.31	1,264.31	6/1/2007	157,500.00	157,467.12
3506	California	94598	Owner Occupied	Single Family	360	356	58.64	58.65	5.990	3/1/2007	2/1/2037	2,496.91	2,496.91	6/1/2007	475,000.00	474,492.74
3507	California	95131	Owner Occupied	Single Family	360	356	90.00	90.00	6.350	3/1/2007	2/1/2037	2,800.06	2,800.06	6/1/2007	450,000.00	448,311.42
3508	Virginia	23509	Owner Occupied	Single Family	360	356	84.72	84.73	7.800	3/1/2007	2/1/2037	933.16	933.16	6/1/2007	129,629.00	129,263.17
3509	Michigan	48089	Investor	Single Family	360	357	80.00	80.00	11.950	4/1/2007	3/1/2037	713.24	713.24	6/1/2007	69,600.00	69,538.98
3510	Arizona	85204	Owner Occupied	Single Family	360	356	85.00	85.00	6.850	3/1/2007	2/1/2037	1,353.44	1,353.44	6/1/2007	206,550.00	205,796.70
3511	Georgia	30058	Owner Occupied	Single Family	360	356	100.00	100.00	7.550	3/1/2007	2/1/2037	1,138.28	1,138.28	6/1/2007	162,000.00	161,519.37
3512	New York	11726	Owner Occupied	Single Family	360	357	84.94	84.95	6.450	4/1/2007	3/1/2037	2,376.80	2,376.80	6/1/2007	378,000.00	376,959.28
3513	California	90222	Investor	Single Family	360	356	80.00	80.00	7.650	3/1/2007	2/1/2037	2,190.37	2,190.37	6/1/2007	336,000.00	335,804.66
3514	New York	10977	Owner Occupied	2 Family	360	357	60.00	60.00	7.750	4/1/2007	3/1/2037	1,781.18	1,781.18	6/1/2007	270,000.00	269,887.11
3515	Georgia	30179	Owner Occupied	Single Family	120	116	100.00	100.00	11.475	3/1/2007	2/1/2017	365.18	365.18	6/1/2007	26,000.00	25,527.06
3516	California	93230	Investor	Single Family	360	356	80.00	80.00	8.000	3/1/2007	2/1/2037	1,027.27	1,027.27	6/1/2007	140,000.00	139,620.45
3517	New York	11040	Owner Occupied	Single Family	360	356	79.36	79.36	6.500	3/1/2007	2/1/2037	3,135.06	3,135.06	6/1/2007	496,000.00	494,191.81
3518	Illinois	60555	Owner Occupied	Condominium	360	356	80.00	80.00	5.990	3/1/2007	2/1/2037	785.77	785.77	6/1/2007	131,200.00	130,672.62
3519	Arizona	85335	Investor	Single Family	360	356	73.11	73.12	6.050	3/1/2007	2/1/2037	821.66	821.66	6/1/2007	155,000.00	154,837.64
3520	California	92626	Owner Occupied	Single Family	360	356	95.00	95.00	7.050	3/1/2007	2/1/2037	4,343.08	4,343.08	6/1/2007	717,250.00	716,728.47

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
3521	Oregon	97470	Owner Occupied	Single Family	360	356	95.00	95.00	6.990	3/1/2007	2/1/2037	1,415.77	1,415.77	6/1/2007	235,600.00	235,390.45
3522	Illinois	60087	Owner Occupied	Single Family	360	356	80.00	100.00	7.500	3/1/2007	2/1/2037	973.16	973.16	6/1/2007	152,000.00	151,906.49
3523	California	94519	Owner Occupied	Single Family	360	356	84.81	84.81	7.950	3/1/2007	2/1/2037	3,150.17	3,150.17	6/1/2007	466,450.00	466,171.61
3524	Minnesota	55379	Owner Occupied	Condominium	360	357	85.00	85.00	7.950	4/1/2007	3/1/2037	1,159.58	1,159.58	6/1/2007	171,700.00	171,633.36
3525	New York	11368	Investor	2 Family	360	356	62.29	62.30	5.990	3/1/2007	2/1/2037	2,928.66	2,928.66	6/1/2007	489,000.00	487,034.40
3526	California	91104	Owner Occupied	Single Family	360	356	95.00	95.00	8.200	3/1/2007	2/1/2037	4,433.81	4,433.81	6/1/2007	648,850.00	648,850.00
3527	Illinois	60087	Owner Occupied	Single Family	360	356	100.00	100.00	11.975	3/1/2007	2/1/2037	390.14	390.14	6/1/2007	38,000.00	37,955.62
3528	New York	12763	Owner Occupied	Single Family	360	356	95.00	95.00	8.000	3/1/2007	2/1/2037	1,097.03	1,097.03	6/1/2007	161,500.00	161,417.73
3529	California	92335	Investor	Single Family	360	356	50.00	50.00	7.600	3/1/2007	2/1/2037	1,059.11	1,059.11	6/1/2007	150,000.00	149,559.39
3530	California	93024	Owner Occupied	Single Family	360	356	59.18	59.18	5.500	3/1/2007	2/1/2037	2,549.48	2,549.48	6/1/2007	556,250.00	556,250.00
3531	Florida	32209	Investor	Single Family	360	357	80.00	80.00	6.900	4/1/2007	3/1/2037	494.25	494.25	6/1/2007	83,200.00	83,152.18
3532	Virginia	23832	Owner Occupied	Single Family	360	356	90.00	90.00	9.200	3/1/2007	2/1/2037	2,208.00	2,208.00	6/1/2007	288,000.00	288,000.00
3533	Arizona	85379	Owner Occupied	Single Family	360	357	65.00	65.00	7.800	4/1/2007	3/1/2037	862.68	862.68	6/1/2007	130,000.00	129,946.47
3534	California	94063	Owner Occupied	Single Family	360	356	90.00	90.00	5.850	3/1/2007	2/1/2037	3,826.50	3,826.50	6/1/2007	742,500.00	741,666.69
3535	Connecticut	06360	Owner Occupied	Single Family	360	357	100.00	100.00	10.300	4/1/2007	3/1/2037	303.69	303.69	6/1/2007	33,750.00	33,707.64
3536	New York	11710	Owner Occupied	Single Family	360	357	90.00	90.00	7.200	4/1/2007	3/1/2037	2,138.05	2,138.05	6/1/2007	346,500.00	346,321.79
3537	Florida	32784	Owner Occupied	Single Family	360	356	90.00	90.00	8.500	3/1/2007	2/1/2037	1,916.90	1,916.90	6/1/2007	249,300.00	248,637.96
3538	California	93065	Owner Occupied	Single Family	360	356	80.00	100.00	6.950	3/1/2007	2/1/2037	2,917.58	2,917.58	6/1/2007	488,000.00	487,631.83
3539	California	93065	Owner Occupied	Single Family	240	236	100.00	100.00	12.475	3/1/2007	2/1/2027	1,383.94	1,383.94	6/1/2007	122,000.00	121,530.14
3540	California	91764	Owner Occupied	Single Family	360	356	80.00	100.00	6.500	3/1/2007	2/1/2037	2,119.58	2,119.58	6/1/2007	376,000.00	375,665.65
3541	California	90638	Owner Occupied	Single Family	360	356	85.00	85.00	7.500	3/1/2007	2/1/2037	3,129.14	3,129.14	6/1/2007	488,750.00	488,449.38
3542	California	91764	Owner Occupied	Single Family	360	356	100.00	100.00	10.175	3/1/2007	2/1/2037	837.10	837.10	6/1/2007	94,000.00	93,837.71
3543	California	90063	Investor	2 Family	360	356	80.00	80.00	7.990	3/1/2007	2/1/2037	2,931.07	2,931.07	6/1/2007	432,000.00	431,708.82
3544	Indiana	46342	Investor	Single Family	360	356	85.00	85.00	8.700	3/1/2007	2/1/2037	842.99	842.99	6/1/2007	114,750.00	114,705.32
3545	Pennsylvania	19365	Owner Occupied	Single Family	360	356	83.31	83.31	6.250	3/1/2007	2/1/2037	728.39	728.39	6/1/2007	118,300.00	117,843.36
3546	Illinois	60419	Owner Occupied	Single Family	360	356	75.00	75.00	6.890	3/1/2007	2/1/2037	814.19	814.19	6/1/2007	123,750.00	123,331.79
3547	Florida	33162	Owner Occupied	Condominium	360	356	95.00	95.00	8.500	3/1/2007	2/1/2037	1,345.12	1,345.12	6/1/2007	187,150.00	187,071.28
3548	Illinois	60435	Owner Occupied	Single Family	360	356	80.00	100.00	8.300	3/1/2007	2/1/2037	1,449.19	1,449.19	6/1/2007	192,000.00	191,510.19
3549	Florida	33179	Owner Occupied	Condominium	360	356	74.29	74.29	6.200	3/1/2007	2/1/2037	1,125.79	1,125.79	6/1/2007	208,000.00	207,793.92
3550	Illinois	60516	Owner Occupied	Condominium	360	357	80.00	100.00	9.150	4/1/2007	3/1/2037	1,180.76	1,180.76	6/1/2007	144,800.00	144,568.27
3551	Florida	33441	Owner Occupied	Single Family	360	356	80.00	80.00	9.700	3/1/2007	2/1/2037	1,437.21	1,437.21	6/1/2007	168,000.00	167,678.49
3552	Florida	34690	Owner Occupied	Single Family	360	356	74.07	74.08	8.750	3/1/2007	2/1/2037	738.61	738.61	6/1/2007	100,000.00	99,961.82
3553	Illinois	60435	Owner Occupied	Single Family	360	356	100.00	100.00	12.350	3/1/2007	2/1/2037	506.70	506.70	6/1/2007	48,000.00	47,948.41
3554	Colorado	80220	Owner Occupied	Single Family	360	357	95.00	95.00	10.275	4/1/2007	3/1/2037	242.45	242.45	6/1/2007	27,000.00	26,965.92
3555	North Carolina	27577	Investor	Single Family	360	356	89.61	89.62	7.200	3/1/2007	2/1/2037	708.65	708.65	6/1/2007	104,400.00	104,068.03
3556	Maryland	20653	Owner Occupied	Single Family	360	356	90.00	90.00	7.750	3/1/2007	2/1/2037	2,009.56	2,009.56	6/1/2007	297,000.00	296,347.73
3557	Virginia	23030	Owner Occupied	Single Family	360	356	85.00	85.00	7.700	3/1/2007	2/1/2037	1,242.33	1,242.33	6/1/2007	174,250.00	173,748.29
3558	Minnesota	55418	Owner Occupied	2 Family	360	356	77.38	77.39	6.100	3/1/2007	2/1/2037	991.25	991.25	6/1/2007	195,000.00	195,000.00
3559	Illinois	60516	Owner Occupied	Condominium	360	357	100.00	100.00	11.490	4/1/2007	3/1/2037	358.21	358.21	6/1/2007	36,200.00	36,164.88
3560	California	95111	Investor	Single Family	360	356	90.00	90.00	9.850	3/1/2007	2/1/2037	5,209.86	5,209.86	6/1/2007	630,000.00	629,843.64

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
3561	Massachusetts	02360	Owner Occupied	Single Family	360	356	72.01	72.02	6.150	3/1/2007	2/1/2037	1,296.78	1,296.78	6/1/2007	241,250.00	241,006.65
3562	New Jersey	07045	Owner Occupied	Single Family	360	356	89.89	89.89	5.900	3/1/2007	2/1/2037	3,146.67	3,146.67	6/1/2007	640,000.00	640,000.00
3563	Arizona	85031	Owner Occupied	Single Family	360	356	85.00	85.00	5.990	3/1/2007	2/1/2037	1,119.96	1,119.96	6/1/2007	187,000.00	186,248.31
3564	Maryland	21217	Owner Occupied	Single Family	360	357	90.00	90.00	8.500	4/1/2007	3/1/2037	1,072.63	1,072.63	6/1/2007	139,500.00	139,244.68
3565	Texas	79705	Owner Occupied	Single Family	360	356	90.00	90.00	8.900	3/1/2007	2/1/2037	897.12	897.12	6/1/2007	112,500.00	112,246.22
3566	Florida	33066	Owner Occupied	Single Family	360	356	100.00	100.00	12.575	3/1/2007	2/1/2037	600.93	600.93	6/1/2007	56,000.00	55,637.44
3567	New York	11435	Owner Occupied	2 Family	360	356	90.00	90.00	8.500	3/1/2007	2/1/2037	4,325.14	4,325.14	6/1/2007	562,500.00	561,122.38
3568	Maryland	20705	Owner Occupied	Single Family	360	357	85.00	85.00	6.000	4/1/2007	3/1/2037	1,686.84	1,686.84	6/1/2007	281,350.00	280,505.52
3569	Pennsylvania	19119	Owner Occupied	Single Family	360	356	85.00	85.00	6.270	3/1/2007	2/1/2037	1,783.18	1,783.18	6/1/2007	289,000.00	287,798.01
3570	California	92308	Owner Occupied	Single Family	360	356	80.00	94.78	5.650	3/1/2007	2/1/2037	1,321.92	1,321.92	6/1/2007	264,000.00	263,682.09
3571	California	95834	Owner Occupied	Single Family	360	357	85.00	100.00	7.600	4/1/2007	3/1/2037	1,668.88	1,668.88	6/1/2007	257,541.00	257,426.91
3572	Connecticut	06066	Owner Occupied	Single Family	360	356	80.00	100.00	8.250	3/1/2007	2/1/2037	1,358.29	1,358.29	6/1/2007	180,800.00	180,334.07
3573	Florida	32218	Owner Occupied	Single Family	360	356	95.00	95.00	9.900	3/1/2007	2/1/2037	1,941.98	1,941.98	6/1/2007	233,690.00	233,633.15
3574	California	92308	Owner Occupied	Single Family	360	356	94.77	94.78	10.300	3/1/2007	2/1/2037	438.66	438.66	6/1/2007	48,750.00	48,668.06
3575	District of Columbia	20020	Owner Occupied	Single Family	360	356	80.00	100.00	6.900	3/1/2007	2/1/2037	1,805.90	1,805.90	6/1/2007	304,000.00	303,766.40
3576	Maryland	20724	Owner Occupied	Single Family	360	356	85.00	85.00	6.100	3/1/2007	2/1/2037	1,270.47	1,270.47	6/1/2007	238,000.00	237,753.10
3577	Texas	77084	Owner Occupied	Single Family	360	357	80.00	80.00	7.990	4/1/2007	3/1/2037	738.93	738.93	6/1/2007	100,800.00	100,595.33
3578	California	95834	Owner Occupied	Single Family	360	357	100.00	100.00	12.325	4/1/2007	3/1/2037	478.80	478.80	6/1/2007	45,440.00	45,403.35
3579	Virginia	23464	Investor	Single Family	360	356	40.00	40.00	10.600	3/1/2007	2/1/2037	842.70	842.70	6/1/2007	94,000.00	93,949.86
3580	New York	11946	Owner Occupied	Single Family	360	356	100.00	100.00	10.250	3/1/2007	2/1/2037	4,749.34	4,749.34	6/1/2007	530,000.00	527,783.45
3581	Connecticut	06770	Owner Occupied	Single Family	360	357	80.00	80.00	10.450	4/1/2007	3/1/2037	2,550.81	2,550.81	6/1/2007	280,000.00	279,659.62
3582	California	92705	Owner Occupied	Single Family	360	356	80.00	100.00	6.650	3/1/2007	2/1/2037	3,951.70	3,951.70	6/1/2007	687,200.00	686,621.35
3583	Florida	32168	Investor	Single Family	360	356	90.00	90.00	8.200	3/1/2007	2/1/2037	1,426.17	1,426.17	6/1/2007	205,200.00	205,103.14
3584	California	92705	Owner Occupied	Single Family	360	356	100.00	100.00	10.400	3/1/2007	2/1/2037	1,558.69	1,558.69	6/1/2007	171,800.00	171,517.32
3585	New Jersey	08075	Owner Occupied	Single Family	360	356	90.00	90.00	6.800	3/1/2007	2/1/2037	3,867.54	3,867.54	6/1/2007	637,200.00	636,164.28
3586	Maryland	21046	Owner Occupied	Single Family	360	356	80.00	100.00	6.650	3/1/2007	2/1/2037	1,324.90	1,324.90	6/1/2007	230,400.00	230,206.00
3587	New Jersey	07050	Owner Occupied	Single Family	360	357	75.00	75.00	7.250	4/1/2007	3/1/2037	5,116.32	5,116.32	6/1/2007	750,000.00	748,234.17
3588	District of Columbia	20020	Owner Occupied	Single Family	360	356	100.00	100.00	10.300	3/1/2007	2/1/2037	683.86	683.86	6/1/2007	76,000.00	75,872.25
3589	California	91786	Owner Occupied	Single Family	360	356	89.89	89.90	7.950	3/1/2007	2/1/2037	2,883.74	2,883.74	6/1/2007	427,000.00	426,778.36
3590	New Jersey	08332	Investor	Single Family	360	357	85.00	85.00	11.400	4/1/2007	3/1/2037	501.16	501.16	6/1/2007	51,000.00	50,949.54
3591	California	95377	Owner Occupied	Single Family	360	356	62.81	62.81	6.250	3/1/2007	2/1/2037	2,070.90	2,070.90	6/1/2007	380,000.00	379,630.20
3592	Illinois	60067	Owner Occupied	Single Family	360	356	85.00	85.00	7.350	3/1/2007	2/1/2037	2,096.54	2,096.54	6/1/2007	304,300.00	303,360.51
3593	Texas	77373	Owner Occupied	Single Family	360	356	80.00	100.00	8.700	3/1/2007	2/1/2037	1,058.79	1,058.79	6/1/2007	135,200.00	134,881.98
3594	Maryland	21046	Owner Occupied	Single Family	360	356	100.00	100.00	10.550	3/1/2007	2/1/2037	529.04	529.04	6/1/2007	57,600.00	57,508.24
3595	California	94015	Owner Occupied	Single Family	360	356	80.00	96.85	6.850	3/1/2007	2/1/2037	3,588.62	3,588.62	6/1/2007	608,000.00	607,524.13
3596	California	94015	Owner Occupied	Single Family	360	356	96.84	96.85	10.675	3/1/2007	2/1/2037	1,187.65	1,187.65	6/1/2007	128,000.00	127,801.44
3597	California	95695	Owner Occupied	Single Family	360	356	80.00	100.00	7.400	3/1/2007	2/1/2037	1,811.43	1,811.43	6/1/2007	286,400.00	286,217.12
3598	New Hampshire	03104	Owner Occupied	Single Family	360	357	80.00	94.00	7.750	4/1/2007	3/1/2037	1,319.39	1,319.39	6/1/2007	200,000.00	199,916.30
3599	Kentucky	42320	Owner Occupied	Single Family	360	357	78.00	98.00	8.590	4/1/2007	3/1/2037	707.74	707.74	6/1/2007	97,500.00	97,470.05
3600	California	95948	Owner Occupied	Single Family	360	356	86.67	86.67	7.800	3/1/2007	2/1/2037	1,725.37	1,725.37	6/1/2007	260,000.00	259,856.85

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
3601	California	95695	Owner Occupied	Single Family	360	356	100.00	100.00	11.475	3/1/2007	2/1/2037	707.68	707.68	6/1/2007	71,600.00	71,506.66
3602	Texas	77373	Owner Occupied	Single Family	360	356	100.00	100.00	9.990	3/1/2007	2/1/2037	296.37	296.37	6/1/2007	33,800.00	33,739.31
3603	Maryland	20706	Owner Occupied	Single Family	360	356	73.58	73.59	5.550	3/1/2007	2/1/2037	1,214.87	1,214.87	6/1/2007	234,000.00	233,465.83
3604	Florida	32233	Owner Occupied	Single Family	360	357	83.33	83.34	6.100	4/1/2007	3/1/2037	800.72	800.72	6/1/2007	150,000.00	149,874.37
3605	Kentucky	42320	Owner Occupied	Single Family	360	357	98.00	98.00	11.250	4/1/2007	3/1/2037	242.82	242.82	6/1/2007	25,000.00	24,945.97
3606	Virginia	22003	Owner Occupied	Condominium	360	356	85.00	100.00	6.800	3/1/2007	2/1/2037	1,296.00	1,296.00	6/1/2007	221,000.00	220,823.85
3607	Georgia	30076	Owner Occupied	Single Family	360	356	80.00	100.00	8.000	3/1/2007	2/1/2037	1,548.75	1,548.75	6/1/2007	228,000.00	227,883.85
3608	Massachusetts	02180	Owner Occupied	Single Family	360	357	84.00	84.00	6.850	4/1/2007	3/1/2037	2,933.73	2,933.73	6/1/2007	447,720.00	446,579.53
3609	Georgia	30076	Owner Occupied	Single Family	360	356	100.00	100.00	12.325	3/1/2007	2/1/2037	600.61	600.61	6/1/2007	57,000.00	56,938.37
3610	Virginia	22003	Owner Occupied	Condominium	360	356	100.00	100.00	10.200	3/1/2007	2/1/2037	348.03	348.03	6/1/2007	39,000.00	38,933.03
3611	New Jersey	07079	Owner Occupied	Single Family	360	356	82.14	82.15	6.850	3/1/2007	2/1/2037	2,260.64	2,260.64	6/1/2007	345,000.00	343,824.92
3612	California	93312	Investor	Single Family	360	356	85.00	85.00	7.600	3/1/2007	2/1/2037	1,740.47	1,740.47	6/1/2007	246,500.00	245,775.95
3613	Georgia	30084	Investor	Single Family	360	356	80.00	80.00	9.300	3/1/2007	2/1/2037	1,189.58	1,189.58	6/1/2007	152,000.00	151,953.72
3614	Texas	77092	Owner Occupied	Single Family	360	356	80.00	80.00	8.400	3/1/2007	2/1/2037	615.56	615.56	6/1/2007	80,800.00	79,044.07
3615	Minnesota	56362	Owner Occupied	Single Family	360	357	80.00	100.00	6.700	4/1/2007	3/1/2037	625.14	625.14	6/1/2007	108,000.00	107,933.21
3616	New Jersey	08234	Investor	Single Family	360	356	87.17	87.17	6.650	3/1/2007	2/1/2037	1,753.88	1,753.88	6/1/2007	305,000.00	304,743.19
3617	New Hampshire	03104	Owner Occupied	Single Family	360	357	94.00	94.00	12.325	4/1/2007	3/1/2037	368.79	368.79	6/1/2007	35,000.00	34,971.78
3618	Connecticut	06066	Owner Occupied	Single Family	360	356	100.00	100.00	12.475	3/1/2007	2/1/2037	481.52	481.52	6/1/2007	45,200.00	45,152.76
3619	Virginia	20111	Owner Occupied	Single Family	360	356	80.00	80.00	6.750	3/1/2007	2/1/2037	2,534.10	2,534.10	6/1/2007	420,000.00	419,307.78
3620	Washington	99006	Investor	Single Family	360	357	89.77	89.78	7.950	4/1/2007	3/1/2037	800.29	800.29	6/1/2007	118,500.00	118,454.01
3621	Virginia	23601	Owner Occupied	Single Family	360	356	95.00	95.00	8.850	3/1/2007	2/1/2037	1,126.07	1,126.07	6/1/2007	148,200.00	148,066.16
3622	Virginia	23513	Owner Occupied	Single Family	360	356	75.00	75.00	7.250	3/1/2007	2/1/2037	556.51	556.51	6/1/2007	87,000.00	86,875.34
3623	Maryland	21921	Investor	Single Family	360	356	90.00	95.00	8.100	3/1/2007	2/1/2037	1,880.00	1,880.00	6/1/2007	273,600.00	273,465.85
3624	California	91737	Owner Occupied	Single Family	360	356	85.00	85.00	7.400	3/1/2007	2/1/2037	3,682.63	3,682.63	6/1/2007	582,250.00	581,658.16
3625	Maryland	21921	Investor	Single Family	180	176	95.00	95.00	13.100	3/1/2007	2/1/2022	193.32	193.32	6/1/2007	15,200.00	15,088.64
3626	California	96150	Owner Occupied	Single Family	360	357	70.00	70.00	6.250	4/1/2007	3/1/2037	1,637.81	1,637.81	6/1/2007	266,000.00	265,038.87
3627	Arizona	85730	Owner Occupied	Single Family	360	356	90.00	90.00	8.625	3/1/2007	2/1/2037	1,249.83	1,249.83	6/1/2007	168,300.00	168,137.57
3628	Pennsylvania	19111	Owner Occupied	Single Family	360	356	84.21	84.22	7.990	3/1/2007	2/1/2037	814.19	814.19	6/1/2007	120,000.00	119,938.63
3629	New Jersey	07724	Owner Occupied	Single Family	360	356	70.00	70.00	7.950	3/1/2007	2/1/2037	2,600.10	2,600.10	6/1/2007	385,000.00	384,498.14
3630	Connecticut	06082	Owner Occupied	Single Family	360	356	61.80	61.80	7.150	3/1/2007	2/1/2037	1,114.42	1,114.42	6/1/2007	165,000.00	164,470.10
3631	Oklahoma	73703	Owner Occupied	Single Family	360	356	90.00	90.00	7.450	3/1/2007	2/1/2037	1,266.22	1,266.22	6/1/2007	193,500.00	193,237.94
3632	Florida	33756	Investor	Single Family	360	356	81.02	81.02	6.990	3/1/2007	2/1/2037	1,051.62	1,051.62	6/1/2007	175,000.00	174,869.90
3633	Arizona	85032	Owner Occupied	Single Family	360	356	65.56	65.56	8.650	3/1/2007	2/1/2037	1,379.84	1,379.84	6/1/2007	177,000.00	176,579.62
3634	Illinois	60451	Owner Occupied	Single Family	360	356	95.00	95.00	7.500	3/1/2007	2/1/2037	2,550.73	2,550.73	6/1/2007	364,800.00	360,584.31
3635	Florida	33909	Owner Occupied	Single Family	360	356	77.42	77.42	7.050	3/1/2007	2/1/2037	1,162.60	1,162.60	6/1/2007	192,000.00	191,860.38
3636	Arizona	85007	Owner Occupied	Single Family	360	357	84.50	84.51	6.250	4/1/2007	3/1/2037	1,097.82	1,097.82	6/1/2007	178,300.00	177,789.83
3637	Florida	34480	Owner Occupied	2 Family	360	356	100.00	100.00	8.200	3/1/2007	2/1/2037	1,112.02	1,112.02	6/1/2007	160,000.00	159,924.49
3638	New York	11978	Owner Occupied	Single Family	360	357	90.00	90.00	7.600	4/1/2007	3/1/2037	2,065.27	2,065.27	6/1/2007	292,500.00	291,857.64
3639	Georgia	30043	Owner Occupied	Single Family	360	356	85.00	100.00	7.900	3/1/2007	2/1/2037	1,216.42	1,216.42	6/1/2007	167,365.00	166,902.06
3640	Georgia	30043	Owner Occupied	Single Family	120	116	100.00	100.00	12.325	3/1/2007	2/1/2017	429.31	429.31	6/1/2007	29,535.00	29,023.35

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
3641	New York	10974	Owner Occupied	Single Family	360	357	80.00	80.00	6.800	4/1/2007	3/1/2037	2,111.13	2,111.13	6/1/2007	360,000.00	359,785.40
3642	North Carolina	28078	Owner Occupied	Single Family	360	356	80.00	100.00	7.990	3/1/2007	2/1/2037	879.09	879.09	6/1/2007	119,920.00	119,594.28
3643	Tennessee	37072	Owner Occupied	Single Family	240	236	82.13	82.13	7.450	3/1/2007	2/1/2027	1,548.90	1,548.90	6/1/2007	193,000.00	191,583.77
3644	Maryland	20744	Owner Occupied	Single Family	360	356	80.00	93.47	8.000	3/1/2007	2/1/2037	3,815.58	3,815.58	6/1/2007	520,000.00	518,590.33
3645	New York	10314	Owner Occupied	Single Family	360	357	90.00	90.00	6.500	4/1/2007	3/1/2037	2,803.13	2,802.04	6/1/2007	517,500.00	517,298.92
3646	Maryland	20744	Owner Occupied	Single Family	360	356	93.46	93.47	12.575	3/1/2007	2/1/2037	938.95	938.95	6/1/2007	87,500.00	87,409.52
3647	North Carolina	28078	Owner Occupied	Single Family	360	356	100.00	100.00	12.325	3/1/2007	2/1/2037	315.90	315.90	6/1/2007	29,980.00	29,947.58
3648	Florida	33436	Owner Occupied	Single Family	360	357	100.00	100.00	7.000	4/1/2007	3/1/2037	1,865.23	1,865.23	6/1/2007	310,000.00	309,828.31
3649	Pennsylvania	17404	Owner Occupied	Single Family	360	357	90.00	90.00	7.200	4/1/2007	3/1/2037	1,421.67	1,421.67	6/1/2007	230,400.00	230,281.48
3650	Massachusetts	01501	Investor	Condominium	360	357	82.71	82.72	7.400	4/1/2007	3/1/2037	1,225.51	1,225.51	6/1/2007	177,000.00	176,595.48
3651	Florida	32712	Owner Occupied	Single Family	360	356	88.00	88.00	5.990	3/1/2007	2/1/2037	1,581.12	1,581.12	6/1/2007	264,000.00	262,938.81
3652	Georgia	30349	Owner Occupied	Single Family	360	356	100.00	100.00	9.950	3/1/2007	2/1/2037	1,202.48	1,202.48	6/1/2007	144,000.00	143,965.66
3653	Nevada	89004	Owner Occupied	Single Family	360	356	80.00	100.00	6.000	3/1/2007	2/1/2037	1,682.39	1,682.39	6/1/2007	319,600.00	319,259.90
3654	Georgia	30168	Owner Occupied	Single Family	360	356	100.00	100.00	9.800	3/1/2007	2/1/2037	1,012.19	1,012.19	6/1/2007	123,000.00	122,968.86
3655	Nevada	89032	Owner Occupied	Single Family	360	356	79.69	99.62	7.400	3/1/2007	2/1/2037	1,315.56	1,315.56	6/1/2007	208,000.00	207,867.20
3656	California	90039	Owner Occupied	Single Family	360	356	61.54	61.54	5.990	3/1/2007	2/1/2037	2,395.63	2,395.63	6/1/2007	400,000.00	397,971.54
3657	Illinois	60538	Owner Occupied	Single Family	360	356	95.00	95.00	7.490	3/1/2007	2/1/2037	1,320.57	1,320.57	6/1/2007	189,050.00	188,482.39
3658	Nevada	89032	Owner Occupied	Single Family	360	356	99.62	99.62	11.475	3/1/2007	2/1/2037	513.96	513.96	6/1/2007	52,000.00	51,932.20
3659	North Carolina	28532	Owner Occupied	Single Family	360	356	95.00	95.00	9.550	3/1/2007	2/1/2037	1,620.60	1,620.60	6/1/2007	191,900.00	191,521.93
3660	Massachusetts	01605	Owner Occupied	Single Family	360	356	86.95	86.95	6.250	3/1/2007	2/1/2037	1,017.16	1,017.16	6/1/2007	165,200.00	164,568.11
3661	Minnesota	55309	Owner Occupied	Single Family	360	357	80.00	80.00	6.900	4/1/2007	3/1/2037	1,580.64	1,580.64	6/1/2007	240,000.00	239,336.20
3662	Texas	78382	Owner Occupied	Single Family	360	356	80.00	100.00	9.250	3/1/2007	2/1/2037	654.85	654.85	6/1/2007	79,600.00	79,433.01
3663	Texas	78382	Owner Occupied	Single Family	180	176	100.00	100.00	10.990	3/1/2007	2/1/2022	226.06	226.06	6/1/2007	19,900.00	19,722.34
3664	Florida	33704	Owner Occupied	Single Family	360	356	79.56	79.56	8.250	3/1/2007	2/1/2037	1,006.50	1,006.50	6/1/2007	144,000.00	143,933.32
3665	Virginia	23462	Owner Occupied	Single Family	360	356	80.00	100.00	7.150	3/1/2007	2/1/2037	932.06	932.06	6/1/2007	152,000.00	151,893.48
3666	Connecticut	06705	Owner Occupied	3 Family	360	357	67.39	67.40	7.200	4/1/2007	3/1/2037	1,052.12	1,052.12	6/1/2007	155,000.00	154,631.43
3667	Virginia	23462	Owner Occupied	Single Family	360	356	100.00	100.00	11.300	3/1/2007	2/1/2037	370.52	370.52	6/1/2007	38,000.00	37,948.52
3668	California	92404	Owner Occupied	Single Family	360	357	90.00	90.00	5.900	4/1/2007	3/1/2037	1,775.08	1,775.08	6/1/2007	342,000.00	341,717.88
3669	New Jersey	07111	Owner Occupied	Single Family	360	357	70.00	70.00	11.950	4/1/2007	3/1/2037	1,721.61	1,721.61	6/1/2007	168,000.00	167,852.72
3670	New York	11423	Owner Occupied	2 Family	360	357	80.00	100.00	6.990	4/1/2007	3/1/2037	3,615.59	3,615.59	6/1/2007	544,000.00	542,651.81
3671	Maryland	20747	Owner Occupied	Single Family	360	356	80.00	100.00	6.850	3/1/2007	2/1/2037	1,355.17	1,355.17	6/1/2007	229,600.00	229,420.32
3672	Nevada	89144	Owner Occupied	Single Family	360	356	80.00	100.00	6.300	3/1/2007	2/1/2037	1,283.98	1,283.98	6/1/2007	234,000.00	233,776.33
3673	District of Columbia	20011	Owner Occupied	Single Family	360	356	46.58	46.58	7.000	3/1/2007	2/1/2037	1,022.87	1,022.87	6/1/2007	170,000.00	169,874.09
3674	Pennsylvania	18037	Owner Occupied	Single Family	360	356	100.00	100.00	8.200	3/1/2007	2/1/2037	3,207.87	3,207.87	6/1/2007	429,000.00	427,883.14
3675	Florida	33912	Owner Occupied	Single Family	360	357	76.96	76.96	5.990	4/1/2007	3/1/2037	2,304.60	2,304.60	6/1/2007	384,800.00	383,350.58
3676	Georgia	30125	Owner Occupied	Single Family	360	356	80.00	100.00	7.750	3/1/2007	2/1/2037	604.65	604.65	6/1/2007	84,400.00	84,159.41
3677	Maryland	20747	Owner Occupied	Single Family	360	356	100.00	100.00	10.550	3/1/2007	2/1/2037	527.21	527.21	6/1/2007	57,400.00	57,308.52
3678	Nevada	89144	Owner Occupied	Single Family	360	356	100.00	100.00	10.300	3/1/2007	2/1/2037	526.39	526.39	6/1/2007	58,500.00	58,401.68
3679	Indiana	46319	Owner Occupied	Single Family	360	357	100.00	100.00	9.500	4/1/2007	3/1/2037	1,143.56	1,143.56	6/1/2007	136,000.00	135,797.73
3680	Georgia	30125	Owner Occupied	Single Family	180	176	100.00	100.00	12.250	3/1/2007	2/1/2022	256.64	256.64	6/1/2007	21,100.00	20,932.48

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
3681	California	92345	Owner Occupied	Single Family	360	356	35.97	35.98	6.990	3/1/2007	2/1/2037	751.15	751.15	6/1/2007	125,000.00	124,907.10
3682	New Jersey	08724	Owner Occupied	Condominium	360	356	85.00	85.00	6.600	3/1/2007	2/1/2037	995.42	995.42	6/1/2007	174,250.00	174,047.38
3683	Nevada	89004	Owner Occupied	Single Family	360	356	100.00	100.00	9.990	3/1/2007	2/1/2037	700.59	700.59	6/1/2007	79,900.00	79,756.54
3684	New Jersey	08850	Owner Occupied	Single Family	360	357	90.00	90.00	7.250	4/1/2007	3/1/2037	3,045.49	3,045.49	6/1/2007	490,500.00	490,252.35
3685	California	94553	Owner Occupied	Single Family	360	356	62.79	62.80	6.200	3/1/2007	2/1/2037	2,480.50	2,480.50	6/1/2007	405,000.00	403,435.94
3686	Florida	33327	Owner Occupied	Single Family	360	357	70.00	70.00	8.850	4/1/2007	3/1/2037	1,675.43	1,675.43	6/1/2007	211,050.00	210,690.55
3687	New Jersey	07826	Owner Occupied	Single Family	360	356	90.00	90.00	9.550	3/1/2007	2/1/2037	3,467.82	3,467.82	6/1/2007	432,000.00	431,879.28
3688	Connecticut	06779	Owner Occupied	Single Family	360	356	56.25	56.25	6.500	3/1/2007	2/1/2037	853.29	853.29	6/1/2007	135,000.00	134,507.86
3689	Pennsylvania	19119	Investor	Single Family	360	356	90.00	90.00	8.300	3/1/2007	2/1/2037	577.41	577.41	6/1/2007	76,500.00	76,304.85
3690	New Jersey	08015	Owner Occupied	Single Family	360	356	95.00	95.00	8.400	3/1/2007	2/1/2037	1,688.19	1,688.19	6/1/2007	237,500.00	237,396.16
3691	Illinois	60177	Owner Occupied	Single Family	360	357	90.00	90.00	10.000	4/1/2007	3/1/2037	1,887.99	1,887.99	6/1/2007	225,000.00	224,960.70
3692	Maryland	21228	Owner Occupied	Single Family	360	356	75.00	75.00	6.300	3/1/2007	2/1/2037	1,019.71	1,019.71	6/1/2007	178,500.00	178,167.06
3693	Florida	33569	Owner Occupied	Single Family	360	356	85.00	100.00	6.990	3/1/2007	2/1/2037	1,634.51	1,634.51	6/1/2007	272,000.00	271,797.80
3694	Michigan	48235	Owner Occupied	Single Family	360	356	80.00	80.00	10.850	3/1/2007	2/1/2037	769.73	769.73	6/1/2007	84,000.00	83,896.60
3695	Florida	33196	Owner Occupied	Single Family	360	356	90.00	90.00	7.600	3/1/2007	2/1/2037	2,536.94	2,536.94	6/1/2007	391,500.00	391,269.01
3696	California	94596	Owner Occupied	Single Family	360	356	63.72	63.72	6.190	3/1/2007	2/1/2037	3,270.38	3,270.38	6/1/2007	634,000.00	634,000.00
3697	North Carolina	28027	Owner Occupied	Single Family	360	356	95.00	95.00	9.800	3/1/2007	2/1/2037	442.63	442.63	6/1/2007	51,300.00	51,203.36
3698	Florida	32828	Owner Occupied	Single Family	360	356	54.48	54.49	8.750	3/1/2007	2/1/2037	1,195.78	1,195.78	6/1/2007	152,000.00	151,646.37
3699	New York	11722	Owner Occupied	Single Family	360	356	84.21	84.22	5.850	3/1/2007	2/1/2037	1,649.13	1,649.13	6/1/2007	320,000.00	319,640.87
3700	Arizona	85031	Investor	Single Family	360	356	80.00	80.00	9.400	3/1/2007	2/1/2037	1,091.11	1,091.11	6/1/2007	136,000.00	135,895.67
3701	Maryland	21703	Owner Occupied	Single Family	360	356	80.00	100.00	7.700	3/1/2007	2/1/2037	1,699.82	1,699.82	6/1/2007	259,200.00	259,052.11
3702	Maryland	21703	Owner Occupied	Single Family	360	356	100.00	100.00	10.425	3/1/2007	2/1/2037	589.12	589.12	6/1/2007	64,800.00	64,693.94
3703	New York	11423	Owner Occupied	2 Family	360	357	100.00	100.00	10.675	4/1/2007	3/1/2037	1,261.87	1,261.87	6/1/2007	136,000.00	135,842.49
3704	California	91745	Owner Occupied	Single Family	360	356	90.00	90.00	5.850	3/1/2007	2/1/2037	2,351.56	2,351.56	6/1/2007	456,300.00	455,690.42
3705	Maryland	21921	Investor	Single Family	360	356	90.00	95.00	8.100	3/1/2007	2/1/2037	1,880.00	1,880.00	6/1/2007	273,600.00	273,465.85
3706	Maryland	21921	Investor	Single Family	180	176	95.00	95.00	13.100	3/1/2007	2/1/2022	193.32	193.32	6/1/2007	15,200.00	15,088.64
3707	Arizona	86426	Second Home	Single Family	360	356	80.00	80.00	5.750	3/1/2007	2/1/2037	1,016.05	1,016.05	6/1/2007	200,000.00	199,767.47
3708	Florida	33183	Owner Occupied	Condominium	360	357	90.00	90.00	7.200	4/1/2007	3/1/2037	1,221.74	1,221.74	6/1/2007	198,000.00	197,898.17
3709	Massachusetts	02346	Owner Occupied	2 Family	360	357	80.00	100.00	6.850	4/1/2007	3/1/2037	1,565.81	1,565.81	6/1/2007	238,960.00	238,351.29
3710	Connecticut	06051	Owner Occupied	4 Family	360	357	90.00	90.00	6.550	4/1/2007	3/1/2037	1,543.92	1,543.92	6/1/2007	243,000.00	242,343.79
3711	Massachusetts	02346	Owner Occupied	2 Family	360	357	100.00	100.00	11.475	4/1/2007	3/1/2037	590.46	590.46	6/1/2007	59,740.00	59,681.85
3712	California	92346	Owner Occupied	Single Family	360	357	46.88	46.88	6.250	4/1/2007	3/1/2037	923.58	923.58	6/1/2007	150,000.00	149,558.45
3713	California	92867	Owner Occupied	Single Family	360	356	80.00	100.00	6.750	3/1/2007	2/1/2037	2,889.82	2,889.82	6/1/2007	496,000.00	495,597.34
3714	California	93552	Investor	Single Family	360	356	33.14	33.15	6.250	3/1/2007	2/1/2037	714.23	714.23	6/1/2007	116,000.00	115,556.30
3715	California	92867	Owner Occupied	Single Family	360	356	100.00	100.00	10.325	3/1/2007	2/1/2037	1,118.09	1,118.09	6/1/2007	124,000.00	123,792.65
3716	Florida	33014	Owner Occupied	Single Family	360	356	57.30	57.30	7.750	3/1/2007	2/1/2037	759.40	759.40	6/1/2007	106,000.00	105,697.81
3717	California	90003	Owner Occupied	Single Family	360	356	46.27	46.27	9.950	3/1/2007	2/1/2037	1,572.11	1,572.11	6/1/2007	186,000.00	185,879.06
3718	Nevada	89103	Owner Occupied	Single Family	360	356	81.01	81.02	5.990	3/1/2007	2/1/2037	1,916.50	1,916.50	6/1/2007	320,000.00	318,704.74
3719	Delaware	19958	Second Home	Single Family	360	357	89.97	89.98	8.600	4/1/2007	3/1/2037	1,510.89	1,510.89	6/1/2007	194,700.00	194,350.50
3720	Connecticut	06026	Owner Occupied	Single Family	360	357	64.37	64.38	9.100	4/1/2007	3/1/2037	1,354.02	1,354.02	6/1/2007	173,800.00	173,691.06

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
3721	Florida	32738	Owner Occupied	Single Family	360	357	57.47	57.48	7.850	4/1/2007	3/1/2037	1,085.00	1,085.00	6/1/2007	150,000.00	149,686.71
3722	Florida	33177	Owner Occupied	Single Family	360	357	70.00	70.00	11.200	4/1/2007	3/1/2037	3,622.18	3,622.18	6/1/2007	383,600.00	383,473.09
3723	Virginia	22193	Investor	Single Family	360	356	80.00	80.00	6.450	3/1/2007	2/1/2037	1,617.15	1,617.15	6/1/2007	288,800.00	288,538.50
3724	Florida	34953	Owner Occupied	Single Family	360	356	80.00	80.00	6.350	3/1/2007	2/1/2037	1,020.47	1,020.47	6/1/2007	164,000.00	163,333.04
3725	Florida	33966	Owner Occupied	Single Family	360	356	75.24	75.24	5.990	3/1/2007	2/1/2037	1,437.38	1,437.38	6/1/2007	240,000.00	239,035.29
3726	Illinois	60102	Owner Occupied	Single Family	360	356	80.00	100.00	7.300	3/1/2007	2/1/2037	1,563.10	1,563.10	6/1/2007	228,000.00	227,289.15
3727	Florida	33569	Owner Occupied	Single Family	360	356	100.00	100.00	10.175	3/1/2007	2/1/2037	427.45	427.45	6/1/2007	48,000.00	47,917.16
3728	Connecticut	06606	Investor	3 Family	360	356	83.02	83.03	7.750	3/1/2007	2/1/2037	2,557.59	2,557.59	6/1/2007	357,000.00	355,982.33
3729	Connecticut	06118	Owner Occupied	Single Family	360	356	84.89	84.89	8.200	3/1/2007	2/1/2037	1,327.48	1,327.48	6/1/2007	191,000.00	190,909.83
3730	Florida	33177	Owner Occupied	Single Family	360	356	63.01	63.02	6.750	3/1/2007	2/1/2037	1,340.04	1,340.04	6/1/2007	230,000.00	229,813.27
3731	Florida	33971	Owner Occupied	Single Family	360	356	80.00	100.00	7.200	3/1/2007	2/1/2037	1,051.17	1,051.17	6/1/2007	165,275.00	165,034.76
3732	Florida	34471	Owner Occupied	Single Family	360	357	100.00	100.00	6.990	4/1/2007	3/1/2037	1,261.94	1,261.94	6/1/2007	210,000.00	209,883.25
3733	Maryland	20774	Owner Occupied	Single Family	360	356	90.00	90.00	9.750	3/1/2007	2/1/2037	2,706.34	2,706.34	6/1/2007	315,000.00	314,404.94
3734	Nevada	89084	Owner Occupied	Single Family	360	357	86.50	100.00	6.500	4/1/2007	3/1/2037	1,984.64	1,984.64	6/1/2007	352,064.00	351,412.12
3735	Wisconsin	53029	Owner Occupied	Single Family	360	356	85.00	100.00	8.150	3/1/2007	2/1/2037	1,174.82	1,174.82	6/1/2007	170,000.00	169,918.25
3736	Maryland	21144	Owner Occupied	Single Family	360	357	58.11	58.11	6.250	4/1/2007	3/1/2037	1,323.79	1,323.79	6/1/2007	215,000.00	214,373.84
3737	Georgia	30096	Owner Occupied	Single Family	360	356	80.00	100.00	6.900	3/1/2007	2/1/2037	1,132.79	1,132.79	6/1/2007	172,000.00	171,386.98
3738	Illinois	60443	Owner Occupied	Single Family	360	356	90.00	90.00	7.700	3/1/2007	2/1/2037	2,030.87	2,030.87	6/1/2007	284,850.00	284,029.81
3739	California	95023	Owner Occupied	Single Family	360	356	85.00	85.00	7.500	3/1/2007	2/1/2037	5,312.50	5,312.50	6/1/2007	850,000.00	850,000.00
3740	Maryland	21227	Owner Occupied	Single Family	360	356	63.70	63.71	8.650	3/1/2007	2/1/2037	628.36	628.36	6/1/2007	86,000.00	85,960.40
3741	Illinois	60453	Owner Occupied	Single Family	360	356	84.00	84.00	6.650	3/1/2007	2/1/2037	1,207.59	1,207.59	6/1/2007	210,000.00	209,823.18
3742	Wisconsin	53029	Owner Occupied	Single Family	360	356	100.00	100.00	13.325	3/1/2007	2/1/2037	339.50	339.50	6/1/2007	30,000.00	29,974.07
3743	New Jersey	08094	Owner Occupied	Single Family	360	356	85.00	85.00	5.990	3/1/2007	2/1/2037	2,494.45	2,494.45	6/1/2007	416,500.00	414,825.34
3744	Florida	32712	Owner Occupied	Condominium	360	357	85.52	85.53	8.150	4/1/2007	3/1/2037	1,031.16	1,031.16	6/1/2007	138,550.00	138,277.64
3745	New York	11212	Owner Occupied	Single Family	360	356	71.74	71.74	7.400	3/1/2007	2/1/2037	2,147.29	2,147.29	6/1/2007	330,000.00	329,546.67
3746	New Jersey	07018	Owner Occupied	2 Family	360	356	100.00	100.00	7.950	3/1/2007	2/1/2037	2,208.39	2,208.39	6/1/2007	327,000.00	326,830.27
3747	Maryland	21701	Owner Occupied	Single Family	360	357	75.49	75.49	6.750	4/1/2007	3/1/2037	1,354.60	1,354.60	6/1/2007	232,500.00	232,358.84
3748	California	95123	Owner Occupied	Single Family	360	357	80.00	100.00	5.970	4/1/2007	3/1/2037	2,845.70	2,845.70	6/1/2007	572,000.00	572,000.00
3749	Florida	33971	Owner Occupied	Single Family	360	356	100.00	100.00	11.475	3/1/2007	2/1/2037	408.38	408.38	6/1/2007	41,318.00	41,264.13
3750	Massachusetts	02148	Owner Occupied	Single Family	360	356	85.00	85.00	6.750	3/1/2007	2/1/2037	2,453.32	2,453.32	6/1/2007	378,250.00	376,936.31
3751	New York	11552	Owner Occupied	Single Family	360	357	53.17	53.18	6.500	4/1/2007	3/1/2037	1,377.91	1,377.91	6/1/2007	218,000.00	217,405.56
3752	California	95476	Owner Occupied	Single Family	360	357	10.18	22.07	5.990	4/1/2007	3/1/2037	898.36	898.36	6/1/2007	150,000.00	149,548.92
3753	Florida	34683	Owner Occupied	Single Family	360	357	80.00	100.00	7.990	4/1/2007	3/1/2037	1,205.00	1,205.00	6/1/2007	177,600.00	177,532.11
3754	Texas	77024	Owner Occupied	Single Family	360	357	79.20	79.20	6.420	4/1/2007	3/1/2037	3,028.15	3,028.15	6/1/2007	483,100.00	481,762.18
3755	California	91384	Owner Occupied	Single Family	360	356	90.00	90.00	6.990	3/1/2007	2/1/2037	3,299.07	3,299.07	6/1/2007	549,000.00	548,591.88
3756	Florida	32934	Owner Occupied	Single Family	360	356	100.00	100.00	6.800	3/1/2007	2/1/2037	1,342.31	1,342.31	6/1/2007	205,900.00	205,191.84
3757	California	92392	Owner Occupied	Single Family	360	356	85.00	85.00	6.990	3/1/2007	2/1/2037	2,043.14	2,043.14	6/1/2007	340,000.00	339,747.25
3758	Washington	98597	Owner Occupied	Single Family	360	356	73.27	73.27	6.020	3/1/2007	2/1/2037	1,745.43	1,745.43	6/1/2007	290,500.00	287,303.61
3759	New York	11949	Owner Occupied	Single Family	360	356	85.00	85.00	6.850	3/1/2007	2/1/2037	2,367.12	2,367.12	6/1/2007	361,250.00	360,019.57
3760	California	92582	Owner Occupied	Single Family	360	357	85.00	85.00	6.150	4/1/2007	3/1/2037	1,804.74	1,804.74	6/1/2007	335,750.00	335,095.62

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
3761	Florida	33183	Owner Occupied	Condominium	360	357	56.05	56.06	8.150	4/1/2007	3/1/2037	735.99	735.99	6/1/2007	106,500.00	106,461.71
3762	Pennsylvania	19335	Owner Occupied	Single Family	360	356	95.00	95.00	8.300	3/1/2007	2/1/2037	1,634.86	1,634.86	6/1/2007	216,600.00	216,047.45
3763	New York	11434	Investor	Single Family	360	357	90.00	90.00	7.150	4/1/2007	3/1/2037	2,856.97	2,856.97	6/1/2007	423,000.00	421,984.18
3764	District of Columbia	20020	Investor	Single Family	360	356	74.61	74.62	8.050	3/1/2007	2/1/2037	1,972.75	1,972.75	6/1/2007	288,750.00	288,605.68
3765	New York	11691	Owner Occupied	Single Family	360	356	100.00	100.00	8.200	3/1/2007	2/1/2037	3,926.83	3,926.83	6/1/2007	565,000.00	564,732.95
3766	California	90715	Owner Occupied	Single Family	360	356	90.00	90.00	6.150	3/1/2007	2/1/2037	2,629.13	2,629.13	6/1/2007	513,000.00	513,000.00
3767	California	95682	Owner Occupied	Single Family	360	356	90.00	90.00	5.250	3/1/2007	2/1/2037	2,575.13	2,575.13	6/1/2007	588,600.00	588,600.00
3768	California	91710	Owner Occupied	Single Family	360	356	89.45	89.45	6.300	3/1/2007	2/1/2037	4,000.08	4,000.08	6/1/2007	729,000.00	728,303.21
3769	California	90046	Owner Occupied	3 Family	360	356	50.79	50.80	6.500	3/1/2007	2/1/2037	5,056.54	5,056.54	6/1/2007	800,000.00	797,083.59
3770	Florida	34683	Owner Occupied	Single Family	360	357	100.00	100.00	12.325	4/1/2007	3/1/2037	467.84	467.84	6/1/2007	44,400.00	44,364.18
3771	New York	14622	Owner Occupied	Single Family	360	357	85.00	85.00	9.500	4/1/2007	3/1/2037	700.43	700.43	6/1/2007	83,300.00	83,176.11
3772	Georgia	30096	Owner Occupied	Single Family	360	356	100.00	100.00	10.300	3/1/2007	2/1/2037	386.92	386.92	6/1/2007	43,000.00	42,670.41
3773	Massachusetts	01950	Owner Occupied	Single Family	360	357	72.36	72.36	5.990	4/1/2007	3/1/2037	2,665.14	2,665.14	6/1/2007	445,000.00	443,661.80
3774	New York	11001	Owner Occupied	Single Family	360	356	88.08	88.08	5.750	3/1/2007	2/1/2037	3,378.37	3,378.37	6/1/2007	665,000.00	664,226.83
3775	California	91040	Owner Occupied	Single Family	360	356	85.00	100.00	6.050	3/1/2007	2/1/2037	2,748.59	2,748.59	6/1/2007	518,500.00	517,957.97
3776	Pennsylvania	17257	Owner Occupied	Single Family	360	357	78.22	78.23	9.450	4/1/2007	3/1/2037	1,473.49	1,473.49	6/1/2007	176,000.00	175,735.46
3777	California	95472	Owner Occupied	Single Family	360	356	66.61	66.61	5.990	3/1/2007	2/1/2037	4,372.03	4,372.03	6/1/2007	730,000.00	727,065.67
3778	New Jersey	07205	Owner Occupied	2 Family	360	357	63.25	63.25	6.990	4/1/2007	3/1/2037	1,681.52	1,681.52	6/1/2007	253,000.00	252,372.98
3779	New York	11385	Owner Occupied	2 Family	360	357	62.09	62.09	6.250	4/1/2007	3/1/2037	2,198.11	2,198.11	6/1/2007	357,000.00	355,877.44
3780	California	91040	Owner Occupied	Single Family	360	356	100.00	100.00	10.025	3/1/2007	2/1/2037	804.67	804.67	6/1/2007	91,500.00	91,336.92
3781	Maryland	21901	Owner Occupied	Single Family	360	357	75.00	75.01	6.950	4/1/2007	3/1/2037	1,588.67	1,588.67	6/1/2007	240,000.00	239,392.59
3782	Maryland	21133	Owner Occupied	Single Family	360	357	85.00	100.00	5.800	4/1/2007	3/1/2037	1,253.04	1,253.04	6/1/2007	259,250.00	259,250.00
3783	Ohio	43026	Owner Occupied	Single Family	360	357	65.00	65.00	8.300	4/1/2007	3/1/2037	1,182.37	1,182.37	6/1/2007	156,650.00	156,351.32
3784	Georgia	30253	Owner Occupied	Single Family	360	356	100.00	100.00	8.850	3/1/2007	2/1/2037	2,053.11	2,053.11	6/1/2007	275,000.00	274,898.96
3785	Oregon	97401	Owner Occupied	Single Family	360	357	80.00	80.00	9.150	4/1/2007	3/1/2037	1,989.67	1,989.67	6/1/2007	244,000.00	243,609.53
3786	New Jersey	08094	Owner Occupied	Single Family	360	357	90.00	100.00	6.950	4/1/2007	3/1/2037	2,223.13	2,223.13	6/1/2007	383,850.00	383,850.00
3787	North Carolina	27265	Owner Occupied	Single Family	360	357	85.00	85.00	9.390	4/1/2007	3/1/2037	1,033.55	1,033.55	6/1/2007	124,100.00	123,911.12
3788	Arizona	85755	Owner Occupied	Single Family	360	356	80.00	100.00	7.950	3/1/2007	2/1/2037	1,548.20	1,548.20	6/1/2007	212,000.00	211,419.47
3789	California	95136	Owner Occupied	Single Family	360	356	80.00	80.00	6.000	3/1/2007	2/1/2037	3,053.15	3,053.15	6/1/2007	580,000.00	579,382.78
3790	Arizona	85755	Owner Occupied	Single Family	360	356	100.00	100.00	12.325	3/1/2007	2/1/2037	558.46	558.46	6/1/2007	53,000.00	52,942.69
3791	New Jersey	08094	Owner Occupied	Single Family	360	357	100.00	100.00	10.275	4/1/2007	3/1/2037	382.98	382.98	6/1/2007	42,650.00	42,596.17
3792	Maryland	21842	Owner Occupied	Condominium	360	356	85.00	85.00	6.990	3/1/2007	2/1/2037	1,930.77	1,930.77	6/1/2007	321,300.00	320,809.97
3793	Nevada	89031	Owner Occupied	Single Family	360	357	90.00	90.00	6.000	4/1/2007	3/1/2037	1,143.94	1,143.94	6/1/2007	190,800.00	190,219.55
3794	Florida	33478	Owner Occupied	Single Family	360	356	80.52	80.52	6.240	3/1/2007	2/1/2037	1,687.10	1,687.10	6/1/2007	310,000.00	309,684.14
3795	Missouri	64119	Owner Occupied	Single Family	360	357	80.00	100.00	6.700	4/1/2007	3/1/2037	696.90	696.90	6/1/2007	108,000.00	107,716.73
3796	Washington	98503	Owner Occupied	Single Family	360	356	75.00	75.00	9.200	3/1/2007	2/1/2037	1,781.44	1,781.44	6/1/2007	217,500.00	217,038.98
3797	New York	10604	Owner Occupied	Single Family	360	357	80.00	89.99	6.500	4/1/2007	3/1/2037	3,134.27	3,134.27	6/1/2007	556,000.00	555,630.20
3798	California	92688	Owner Occupied	Single Family	360	356	73.22	73.22	6.350	3/1/2007	2/1/2037	2,325.81	2,325.81	6/1/2007	421,000.00	420,590.48
3799	Colorado	80004	Owner Occupied	Single Family	360	357	55.99	67.52	6.500	4/1/2007	3/1/2037	684.92	684.92	6/1/2007	121,500.00	121,419.18
3800	Arizona	85338	Owner Occupied	Single Family	360	356	80.00	80.00	7.600	3/1/2007	2/1/2037	3,460.46	3,460.46	6/1/2007	520,000.00	519,325.11

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
3801	Florida	33166	Owner Occupied	Single Family	360	356	84.93	84.94	8.300	3/1/2007	2/1/2037	2,179.01	2,179.01	6/1/2007	310,000.00	309,859.18
3802	Colorado	80014	Owner Occupied	Single Family	360	356	100.00	100.00	10.425	3/1/2007	2/1/2037	500.03	500.03	6/1/2007	55,000.00	54,757.08
3803	California	92078	Owner Occupied	Single Family	360	356	95.00	95.00	8.490	3/1/2007	2/1/2037	4,262.81	4,262.81	6/1/2007	593,750.00	593,499.24
3804	Arizona	85242	Owner Occupied	Single Family	360	357	69.25	69.25	9.400	4/1/2007	3/1/2037	1,154.49	1,154.49	6/1/2007	138,500.00	138,289.64
3805	California	95660	Owner Occupied	Single Family	360	356	95.00	95.00	9.550	3/1/2007	2/1/2037	2,366.72	2,366.72	6/1/2007	280,250.00	279,697.86
3806	California	92104	Owner Occupied	Single Family	360	357	62.35	62.36	6.250	4/1/2007	3/1/2037	1,444.18	1,444.18	6/1/2007	265,000.00	264,807.09
3807	California	91107	Owner Occupied	Single Family	360	356	80.00	80.00	7.950	3/1/2007	2/1/2037	3,998.07	3,998.07	6/1/2007	592,000.00	591,692.69
3808	Maryland	20743	Owner Occupied	Single Family	360	356	80.00	100.00	7.100	3/1/2007	2/1/2037	1,413.70	1,413.70	6/1/2007	232,000.00	231,834.40
3809	District of Columbia	20019	Owner Occupied	Single Family	360	356	88.30	88.31	5.650	3/1/2007	2/1/2037	1,171.70	1,171.70	6/1/2007	234,000.00	233,718.22
3810	Maryland	21144	Investor	Single Family	360	356	84.93	84.94	7.600	3/1/2007	2/1/2037	2,188.83	2,188.83	6/1/2007	310,000.00	309,089.41
3811	California	94502	Owner Occupied	Single Family	360	356	89.99	89.99	8.750	3/1/2007	2/1/2037	5,908.91	5,908.91	6/1/2007	800,000.00	799,695.37
3812	California	90638	Owner Occupied	Single Family	360	357	80.00	80.00	5.990	4/1/2007	3/1/2037	2,565.25	2,565.25	6/1/2007	488,000.00	487,610.11
3813	Maryland	20743	Owner Occupied	Single Family	360	356	100.00	100.00	11.975	3/1/2007	2/1/2037	595.48	595.48	6/1/2007	58,000.00	57,932.25
3814	Hawaii	96761	Investor	Single Family	360	356	65.00	65.00	7.250	3/1/2007	2/1/2037	3,170.41	3,170.41	6/1/2007	464,750.00	463,256.86
3815	Massachusetts	02301	Owner Occupied	2 Family	360	357	80.00	100.00	6.400	4/1/2007	3/1/2037	1,303.73	1,303.73	6/1/2007	234,400.00	234,238.35
3816	Michigan	48162	Owner Occupied	Single Family	360	356	90.00	90.00	7.300	3/1/2007	2/1/2037	843.42	843.42	6/1/2007	135,000.00	134,910.51
3817	California	90064	Owner Occupied	Single Family	360	356	80.00	100.00	5.990	3/1/2007	2/1/2037	3,700.69	3,700.69	6/1/2007	704,000.00	703,198.61
3818	California	93436	Owner Occupied	Condominium	360	357	80.00	95.00	6.900	4/1/2007	3/1/2037	1,520.76	1,520.76	6/1/2007	256,000.00	255,852.88
3819	Massachusetts	02301	Owner Occupied	2 Family	360	357	100.00	100.00	10.025	4/1/2007	3/1/2037	515.34	515.34	6/1/2007	58,600.00	58,521.99
3820	California	93436	Owner Occupied	Condominium	360	357	95.00	95.00	10.300	4/1/2007	3/1/2037	431.91	431.91	6/1/2007	48,000.00	47,939.76
3821	California	90064	Owner Occupied	Single Family	360	356	100.00	100.00	11.475	3/1/2007	2/1/2037	1,739.56	1,739.56	6/1/2007	176,000.00	175,689.69
3822	Minnesota	55946	Owner Occupied	Single Family	360	357	85.00	85.00	10.350	4/1/2007	3/1/2037	1,482.95	1,482.95	6/1/2007	169,150.00	169,077.28
3823	California	91745	Owner Occupied	Single Family	360	356	85.00	85.00	5.400	3/1/2007	2/1/2037	1,919.91	1,919.91	6/1/2007	397,800.00	397,195.81
3824	Utah	84043	Owner Occupied	Single Family	360	356	80.00	80.00	5.990	3/1/2007	2/1/2037	1,379.88	1,379.88	6/1/2007	230,400.00	229,786.55
3825	Georgia	30204	Owner Occupied	Single Family	360	356	80.00	100.00	8.450	3/1/2007	2/1/2037	985.80	985.80	6/1/2007	128,800.00	128,452.82
3826	Florida	32837	Owner Occupied	Single Family	360	356	90.00	90.00	7.990	3/1/2007	2/1/2037	1,563.63	1,563.63	6/1/2007	213,300.00	212,720.62
3827	Georgia	30204	Owner Occupied	Single Family	360	356	100.00	100.00	11.475	3/1/2007	2/1/2037	318.26	318.26	6/1/2007	32,200.00	32,154.51
3828	Minnesota	55076	Owner Occupied	Single Family	360	357	90.00	90.00	8.250	4/1/2007	3/1/2037	2,298.88	2,298.88	6/1/2007	306,000.00	305,410.58
3829	Maryland	21133	Owner Occupied	Single Family	360	357	100.00	100.00	10.275	4/1/2007	3/1/2037	410.82	410.82	6/1/2007	45,750.00	45,692.25
3830	Connecticut	06051	Owner Occupied	Single Family	360	357	85.00	85.00	6.400	4/1/2007	3/1/2037	827.35	827.35	6/1/2007	148,750.00	148,647.40
3831	Oklahoma	73114	Owner Occupied	Single Family	360	356	40.00	40.00	12.990	3/1/2007	2/1/2037	643.35	643.35	6/1/2007	58,200.00	58,143.80
3832	New Jersey	08050	Owner Occupied	Single Family	360	357	90.00	90.00	8.900	4/1/2007	3/1/2037	3,242.49	3,242.49	6/1/2007	432,000.00	431,883.67
3833	Florida	34746	Owner Occupied	Single Family	360	356	95.00	95.00	9.850	3/1/2007	2/1/2037	3,458.97	3,458.97	6/1/2007	418,275.00	418,171.21
3834	New Jersey	08857	Owner Occupied	Single Family	360	356	74.23	74.23	6.990	3/1/2007	2/1/2037	2,234.54	2,234.54	6/1/2007	360,000.00	359,445.01
3835	Arkansas	72113	Owner Occupied	Single Family	360	356	94.48	94.49	8.990	3/1/2007	2/1/2037	1,101.35	1,101.35	6/1/2007	137,000.00	133,865.02
3836	Rhode Island	02818	Owner Occupied	Single Family	360	356	85.00	85.00	7.400	3/1/2007	2/1/2037	3,531.14	3,531.14	6/1/2007	510,000.00	507,250.31
3837	California	91342	Owner Occupied	Single Family	360	356	90.00	90.00	8.990	3/1/2007	2/1/2037	4,228.36	4,228.36	6/1/2007	558,000.00	557,805.79
3838	Wisconsin	53218	Owner Occupied	Single Family	360	356	80.00	80.00	7.700	3/1/2007	2/1/2037	655.92	655.92	6/1/2007	92,000.00	91,734.87
3839	Texas	78382	Owner Occupied	Single Family	360	356	90.00	90.00	10.150	3/1/2007	2/1/2037	479.89	479.89	6/1/2007	54,000.00	53,906.26
3840	Florida	33705	Owner Occupied	Single Family	360	357	51.78	51.78	8.300	4/1/2007	3/1/2037	1,073.69	1,073.69	6/1/2007	152,750.00	152,698.13

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
3841	Florida	34275	Owner Occupied	Single Family	360	357	62.57	62.57	7.800	4/1/2007	3/1/2037	1,612.51	1,612.51	6/1/2007	224,000.00	223,527.41
3842	Maryland	21703	Owner Occupied	Condominium	360	356	90.00	90.00	7.550	3/1/2007	2/1/2037	1,378.58	1,378.58	6/1/2007	196,200.00	195,617.93
3843	Connecticut	06401	Owner Occupied	Single Family	360	356	88.97	88.98	6.000	3/1/2007	2/1/2037	1,826.62	1,826.62	6/1/2007	347,000.00	346,630.76
3844	Florida	32164	Owner Occupied	Single Family	360	356	70.00	70.00	6.250	3/1/2007	2/1/2037	818.90	818.90	6/1/2007	133,000.00	132,454.02
3845	California	90059	Owner Occupied	Single Family	360	356	90.00	90.00	6.700	3/1/2007	2/1/2037	2,266.12	2,266.12	6/1/2007	391,500.00	391,095.17
3846	Florida	33175	Owner Occupied	Single Family	360	356	54.24	54.24	10.250	3/1/2007	2/1/2037	1,720.51	1,720.51	6/1/2007	192,000.00	191,673.81
3847	Florida	33065	Owner Occupied	Single Family	360	357	90.00	90.00	8.650	4/1/2007	3/1/2037	3,748.25	3,748.25	6/1/2007	513,000.00	512,847.78
3848	Florida	33018	Owner Occupied	Single Family	360	357	80.00	95.00	8.350	4/1/2007	3/1/2037	2,601.24	2,601.24	6/1/2007	368,000.00	367,877.43
3849	California	90262	Owner Occupied	Single Family	360	356	84.58	84.58	6.990	3/1/2007	2/1/2037	2,259.75	2,259.75	6/1/2007	340,000.00	338,873.20
3850	Maryland	21651	Owner Occupied	Single Family	360	357	85.00	85.00	9.300	4/1/2007	3/1/2037	1,791.01	1,791.01	6/1/2007	216,750.00	216,413.81
3851	Florida	33801	Owner Occupied	Single Family	360	356	100.00	100.00	7.850	3/1/2007	2/1/2037	901.14	901.14	6/1/2007	135,000.00	134,926.35
3852	New York	11003	Owner Occupied	Single Family	360	356	90.00	90.00	6.700	3/1/2007	2/1/2037	2,874.71	2,874.71	6/1/2007	445,500.00	443,937.63
3853	California	93727	Investor	Single Family	360	357	73.43	95.00	7.600	4/1/2007	3/1/2037	1,213.39	1,213.39	6/1/2007	187,250.00	187,167.06
3854	Florida	33125	Owner Occupied	Single Family	360	357	55.17	55.18	7.300	4/1/2007	3/1/2037	999.60	999.60	6/1/2007	160,000.00	159,920.71
3855	California	95833	Owner Occupied	Single Family	360	356	82.86	82.86	6.850	3/1/2007	2/1/2037	1,711.68	1,711.68	6/1/2007	290,000.00	289,773.02
3856	Massachusetts	02135	Owner Occupied	2 Family	360	357	95.00	95.00	7.600	4/1/2007	3/1/2037	3,755.19	3,755.19	6/1/2007	579,500.00	579,243.32
3857	New York	10512	Owner Occupied	Single Family	360	356	100.00	100.00	6.900	3/1/2007	2/1/2037	2,376.18	2,376.18	6/1/2007	400,000.00	399,692.64
3858	California	93552	Owner Occupied	Single Family	360	356	90.00	90.00	8.350	3/1/2007	2/1/2037	2,862.78	2,862.78	6/1/2007	405,000.00	404,819.50
3859	Virginia	22407	Owner Occupied	Single Family	360	357	100.00	100.00	8.450	4/1/2007	3/1/2037	2,143.04	2,143.04	6/1/2007	280,000.00	279,480.63
3860	Idaho	83651	Owner Occupied	Single Family	360	357	64.24	64.25	6.250	4/1/2007	3/1/2037	652.66	652.66	6/1/2007	106,000.00	105,695.77
3861	New Mexico	87110	Second Home	Single Family	360	356	84.38	84.38	7.650	3/1/2007	2/1/2037	957.84	957.84	6/1/2007	135,000.00	134,607.41
3862	Tennessee	37204	Owner Occupied	Single Family	360	357	85.00	85.00	6.600	4/1/2007	3/1/2037	1,872.87	1,872.87	6/1/2007	293,250.00	292,465.73
3863	New York	11429	Owner Occupied	Single Family	360	357	88.17	88.18	8.700	4/1/2007	3/1/2037	3,068.22	3,068.22	6/1/2007	410,000.00	409,710.76
3864	Maryland	21207	Owner Occupied	Single Family	360	357	63.41	63.42	8.600	4/1/2007	3/1/2037	1,008.82	1,008.82	6/1/2007	130,000.00	129,766.88
3865	California	92411	Owner Occupied	Single Family	360	356	90.00	90.00	6.250	3/1/2007	2/1/2037	1,348.81	1,348.81	6/1/2007	247,500.00	247,259.13
3866	Missouri	65807	Owner Occupied	Single Family	360	356	80.00	100.00	6.800	3/1/2007	2/1/2037	594.56	594.56	6/1/2007	91,200.00	90,886.31
3867	Missouri	65807	Owner Occupied	Single Family	180	176	100.00	100.00	10.025	3/1/2007	2/1/2022	245.36	245.36	6/1/2007	22,800.00	22,577.70
3868	Indiana	46528	Owner Occupied	Single Family	360	357	74.18	84.59	6.300	4/1/2007	3/1/2037	587.71	587.71	6/1/2007	94,950.00	93,834.92
3869	Florida	33510	Owner Occupied	Single Family	360	356	90.00	90.00	6.300	3/1/2007	2/1/2037	1,233.94	1,233.94	6/1/2007	216,000.00	215,485.34
3870	Florida	32766	Owner Occupied	Single Family	360	356	100.00	100.00	7.390	3/1/2007	2/1/2037	4,357.00	4,357.00	6/1/2007	629,900.00	627,970.80
3871	California	94589	Owner Occupied	Single Family	360	356	78.14	78.15	5.990	3/1/2007	2/1/2037	1,992.27	1,992.27	6/1/2007	379,000.00	378,595.27
3872	New York	11754	Owner Occupied	Single Family	360	357	60.00	69.68	6.250	4/1/2007	3/1/2037	2,955.44	2,955.44	6/1/2007	480,000.00	478,626.55
3873	California	91605	Owner Occupied	Single Family	360	356	90.00	90.00	6.800	3/1/2007	2/1/2037	2,731.31	2,731.31	6/1/2007	450,000.00	449,268.57
3874	Illinois	60617	Owner Occupied	Single Family	360	357	95.00	95.00	9.900	4/1/2007	3/1/2037	1,518.55	1,518.55	6/1/2007	180,500.00	180,411.00
3875	Florida	33903	Owner Occupied	Condominium	360	357	90.00	90.00	8.050	4/1/2007	3/1/2037	922.32	922.32	6/1/2007	135,000.00	134,949.57
3876	New York	11570	Owner Occupied	Single Family	360	357	83.33	83.34	8.450	4/1/2007	3/1/2037	4,783.58	4,783.58	6/1/2007	625,000.00	623,844.29
3877	Pennsylvania	15845	Owner Occupied	Single Family	360	357	85.00	85.00	8.650	4/1/2007	3/1/2037	596.37	596.37	6/1/2007	76,500.00	76,364.23
3878	District of Columbia	20011	Investor	Single Family	360	356	80.00	80.00	7.500	3/1/2007	2/1/2037	2,316.41	2,316.41	6/1/2007	352,000.00	351,529.97
3879	California	96001	Owner Occupied	Single Family	360	356	80.00	100.00	5.250	3/1/2007	2/1/2037	1,717.64	1,717.64	6/1/2007	364,000.00	363,496.14
3880	Hawaii	96707	Investor	Single Family	360	357	80.00	80.00	7.250	4/1/2007	3/1/2037	2,384.23	2,384.23	6/1/2007	384,000.00	383,806.14

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
3881	California	92392	Owner Occupied	Single Family	360	357	90.00	95.00	8.250	4/1/2007	3/1/2037	2,692.39	2,692.39	6/1/2007	385,200.00	385,066.67
3882	Maryland	20724	Owner Occupied	Single Family	360	356	100.00	100.00	11.725	3/1/2007	2/1/2037	816.07	816.07	6/1/2007	81,000.00	80,900.02
3883	Hawaii	96738	Second Home	Condominium	360	356	85.00	85.00	7.650	3/1/2007	2/1/2037	3,601.73	3,601.73	6/1/2007	552,500.00	552,178.78
3884	Maryland	20716	Investor	Single Family	360	357	65.00	65.00	5.900	4/1/2007	3/1/2037	2,277.24	2,277.24	6/1/2007	438,750.00	438,388.07
3885	California	90638	Owner Occupied	Condominium	360	356	85.00	85.00	6.400	3/1/2007	2/1/2037	1,834.30	1,834.30	6/1/2007	293,250.00	292,160.12
3886	Florida	33709	Owner Occupied	Single Family	360	357	85.00	85.00	5.990	4/1/2007	3/1/2037	738.15	738.15	6/1/2007	123,250.00	122,879.37
3887	California	92688	Owner Occupied	Single Family	360	356	80.00	100.00	6.100	3/1/2007	2/1/2037	2,912.47	2,912.47	6/1/2007	545,600.00	545,039.74
3888	California	92688	Owner Occupied	Single Family	360	356	100.00	100.00	9.900	3/1/2007	2/1/2037	1,186.94	1,186.94	6/1/2007	136,400.00	136,150.37
3889	Maryland	21133	Owner Occupied	Single Family	360	357	100.00	100.00	9.100	4/1/2007	3/1/2037	2,108.08	2,108.08	6/1/2007	275,000.00	274,931.49
3890	Florida	33617	Investor	Condominium	360	356	90.00	90.00	9.800	3/1/2007	2/1/2037	854.20	854.20	6/1/2007	99,000.00	98,814.13
3891	Illinois	60423	Owner Occupied	Single Family	360	357	85.00	85.00	8.300	4/1/2007	3/1/2037	1,539.76	1,539.76	6/1/2007	204,000.00	203,611.04
3892	New York	11003	Investor	Single Family	360	356	79.07	79.07	7.300	3/1/2007	2/1/2037	3,186.23	3,186.23	6/1/2007	510,000.00	509,662.01
3893	Georgia	30518	Owner Occupied	Single Family	360	357	75.00	75.00	6.770	4/1/2007	3/1/2037	1,896.17	1,896.17	6/1/2007	291,750.00	290,995.12
3894	Florida	33559	Owner Occupied	Single Family	360	357	90.00	90.00	7.500	4/1/2007	3/1/2037	2,731.13	2,731.13	6/1/2007	390,600.00	389,724.92
3895	Wisconsin	53406	Owner Occupied	Single Family	360	356	100.00	100.00	9.950	3/1/2007	2/1/2037	1,441.90	1,441.90	6/1/2007	165,000.00	164,701.21
3896	Washington	98208	Owner Occupied	Single Family	360	357	100.00	100.00	8.050	4/1/2007	3/1/2037	2,295.56	2,295.56	6/1/2007	336,000.00	335,874.48
3897	Michigan	48071	Owner Occupied	Single Family	360	356	75.00	75.00	9.500	3/1/2007	2/1/2037	1,040.56	1,040.56	6/1/2007	123,750.00	123,503.61
3898	California	92376	Owner Occupied	Single Family	360	357	80.00	100.00	7.210	4/1/2007	3/1/2037	1,779.30	1,779.30	6/1/2007	288,000.00	287,852.42
3899	California	92376	Owner Occupied	Single Family	360	357	100.00	100.00	12.325	4/1/2007	3/1/2037	758.66	758.66	6/1/2007	72,000.00	71,941.92
3900	Florida	33169	Owner Occupied	Single Family	360	357	37.34	37.35	8.700	4/1/2007	3/1/2037	704.82	704.82	6/1/2007	90,000.00	89,841.90
3901	Florida	33415	Owner Occupied	Single Family	360	356	85.00	100.00	6.750	3/1/2007	2/1/2037	1,247.98	1,247.98	6/1/2007	214,200.00	214,026.12
3902	Maryland	21014	Owner Occupied	Single Family	360	356	90.00	90.00	7.990	3/1/2007	2/1/2037	2,442.56	2,442.56	6/1/2007	360,000.00	359,179.86
3903	Illinois	61068	Owner Occupied	Single Family	360	357	85.00	85.00	6.990	4/1/2007	3/1/2037	773.96	773.96	6/1/2007	116,450.00	116,161.40
3904	Florida	33415	Owner Occupied	Single Family	360	356	100.00	100.00	10.300	3/1/2007	2/1/2037	340.13	340.13	6/1/2007	37,800.00	37,736.60
3905	Massachusetts	01902	Owner Occupied	Single Family	360	357	80.00	100.00	6.650	4/1/2007	3/1/2037	1,515.04	1,515.04	6/1/2007	236,000.00	235,374.93
3906	Massachusetts	01902	Owner Occupied	Single Family	360	357	100.00	100.00	10.300	4/1/2007	3/1/2037	530.89	530.89	6/1/2007	59,000.00	58,925.95
3907	Florida	34758	Owner Occupied	Single Family	360	357	90.00	90.00	5.990	4/1/2007	3/1/2037	1,164.28	1,164.28	6/1/2007	194,400.00	193,815.39
3908	Pennsylvania	18015	Owner Occupied	Single Family	360	356	95.00	95.00	9.550	3/1/2007	2/1/2037	1,555.58	1,555.58	6/1/2007	184,200.00	183,837.07
3909	Illinois	60655	Owner Occupied	Single Family	360	356	76.36	76.37	6.750	3/1/2007	2/1/2037	1,362.06	1,362.06	6/1/2007	210,000.00	209,270.63
3910	Michigan	48180	Owner Occupied	Single Family	360	357	100.00	100.00	9.450	4/1/2007	3/1/2037	904.19	904.19	6/1/2007	108,000.00	107,837.66
3911	California	95348	Owner Occupied	Single Family	360	357	80.00	100.00	6.000	4/1/2007	3/1/2037	1,243.79	1,243.79	6/1/2007	236,280.00	236,091.89
3912	Illinois	60185	Owner Occupied	Single Family	360	356	90.00	90.00	8.850	3/1/2007	2/1/2037	1,857.62	1,857.62	6/1/2007	234,000.00	233,466.66
3913	Florida	33408	Owner Occupied	Condominium	360	356	37.29	37.29	7.650	3/1/2007	2/1/2037	780.47	780.47	6/1/2007	110,000.00	109,680.08
3914	California	95348	Owner Occupied	Single Family	360	357	100.00	100.00	9.990	4/1/2007	3/1/2037	517.95	517.95	6/1/2007	59,070.00	58,990.77
3915	Nevada	89119	Owner Occupied	Single Family	360	356	85.00	100.00	6.450	3/1/2007	2/1/2037	1,880.05	1,880.05	6/1/2007	335,750.00	335,445.98
3916	Massachusetts	02128	Owner Occupied	Single Family	360	357	89.00	89.00	6.520	4/1/2007	3/1/2037	1,836.13	1,836.13	6/1/2007	324,850.00	324,635.50
3917	California	93424	Owner Occupied	Condominium	360	357	80.00	100.00	7.250	4/1/2007	3/1/2037	3,352.83	3,352.83	6/1/2007	540,000.00	539,727.37
3918	California	90240	Owner Occupied	Single Family	360	356	44.76	44.77	6.850	3/1/2007	2/1/2037	1,539.86	1,539.86	6/1/2007	235,000.00	234,199.58
3919	Illinois	60103	Owner Occupied	Single Family	360	356	80.00	80.00	7.500	3/1/2007	2/1/2037	1,706.08	1,706.08	6/1/2007	244,000.00	243,268.86
3920	New Jersey	07514	Owner Occupied	2 Family	360	357	76.67	76.67	6.500	4/1/2007	3/1/2037	2,180.63	2,180.63	6/1/2007	345,000.00	344,059.28

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
3921	Maryland	20774	Owner Occupied	Single Family	360	357	81.91	81.92	7.450	4/1/2007	3/1/2037	2,017.25	2,017.25	6/1/2007	317,000.00	316,851.46
3922	Minnesota	55446	Owner Occupied	Single Family	360	356	90.00	90.00	9.150	3/1/2007	2/1/2037	1,907.19	1,907.19	6/1/2007	247,500.00	247,419.08
3923	Georgia	30101	Owner Occupied	Single Family	360	357	100.00	100.00	7.700	4/1/2007	3/1/2037	1,442.75	1,442.75	6/1/2007	220,000.00	219,904.88
3924	Tennessee	38069	Owner Occupied	Single Family	360	357	85.00	85.00	6.350	4/1/2007	3/1/2037	634.68	634.68	6/1/2007	102,000.00	101,546.85
3925	Florida	33411	Owner Occupied	Single Family	360	357	81.76	81.77	6.350	4/1/2007	3/1/2037	1,597.96	1,597.96	6/1/2007	278,000.00	277,617.35
3926	California	91791	Owner Occupied	Single Family	360	356	90.00	95.00	6.650	3/1/2007	2/1/2037	4,364.06	4,364.06	6/1/2007	787,500.00	787,500.00
3927	California	92627	Owner Occupied	Single Family	360	357	88.45	88.46	5.990	4/1/2007	3/1/2037	4,282.85	4,282.85	6/1/2007	858,000.00	858,000.00
3928	Illinois	60177	Owner Occupied	Single Family	360	357	90.00	90.00	8.950	4/1/2007	3/1/2037	4,217.41	4,217.41	6/1/2007	526,500.00	525,621.68
3929	New York	12603	Owner Occupied	Single Family	360	357	75.00	75.00	9.850	4/1/2007	3/1/2037	2,242.09	2,242.09	6/1/2007	258,750.00	258,392.54
3930	Missouri	65803	Investor	Single Family	360	357	90.00	90.00	7.740	4/1/2007	3/1/2037	508.88	508.88	6/1/2007	71,100.00	70,948.17
3931	North Carolina	27604	Investor	Single Family	360	356	90.00	90.00	6.990	3/1/2007	2/1/2037	717.80	717.80	6/1/2007	108,000.00	107,642.08
3932	Arizona	85029	Owner Occupied	Single Family	360	356	80.00	80.00	8.950	3/1/2007	2/1/2037	1,377.77	1,377.77	6/1/2007	172,000.00	171,615.98
3933	New York	11741	Owner Occupied	Single Family	360	357	75.32	75.33	5.990	4/1/2007	3/1/2037	1,736.83	1,736.83	6/1/2007	290,000.00	289,127.92
3934	Illinois	61107	Owner Occupied	Single Family	360	357	80.00	96.23	7.990	4/1/2007	3/1/2037	777.05	777.05	6/1/2007	106,000.00	105,784.77
3935	Illinois	60564	Owner Occupied	Single Family	360	357	80.00	100.00	9.050	4/1/2007	3/1/2037	2,321.22	2,321.22	6/1/2007	287,200.00	286,730.73
3936	Illinois	60564	Owner Occupied	Single Family	360	357	100.00	100.00	12.580	4/1/2007	3/1/2037	770.75	770.75	6/1/2007	71,800.00	71,745.28
3937	Illinois	61107	Owner Occupied	Single Family	180	177	96.23	96.23	12.500	4/1/2007	3/1/2022	264.99	264.99	6/1/2007	21,500.00	21,375.62
3938	California	93638	Owner Occupied	Single Family	360	356	58.49	58.50	6.650	3/1/2007	2/1/2037	995.05	995.05	6/1/2007	155,000.00	154,450.89
3939	Florida	33311	Owner Occupied	Single Family	360	357	88.57	88.58	8.500	4/1/2007	3/1/2037	909.04	909.04	6/1/2007	124,000.00	123,907.23
3940	New Jersey	08724	Owner Occupied	Condominium	360	357	80.00	100.00	7.900	4/1/2007	3/1/2037	1,191.96	1,191.96	6/1/2007	164,000.00	163,660.90
3941	Florida	34234	Owner Occupied	Single Family	360	357	46.34	46.35	6.700	4/1/2007	3/1/2037	613.01	613.01	6/1/2007	95,000.00	94,750.84
3942	California	90023	Owner Occupied	Single Family	360	356	40.24	40.25	8.550	3/1/2007	2/1/2037	1,192.47	1,192.47	6/1/2007	165,000.00	164,931.90
3943	California	92337	Owner Occupied	Single Family	360	356	85.00	85.00	8.650	3/1/2007	2/1/2037	4,533.71	4,533.71	6/1/2007	620,500.00	620,045.55
3944	New Jersey	08724	Owner Occupied	Condominium	360	357	100.00	100.00	11.075	4/1/2007	3/1/2037	392.78	392.78	6/1/2007	41,000.00	40,956.01
3945	Washington	98188	Owner Occupied	Single Family	360	356	95.00	95.00	7.850	3/1/2007	2/1/2037	2,790.21	2,790.21	6/1/2007	418,000.00	417,774.62
3946	Virginia	23666	Owner Occupied	Single Family	360	356	100.00	100.00	6.800	3/1/2007	2/1/2037	1,369.04	1,369.04	6/1/2007	210,000.00	209,277.72
3947	Maryland	20748	Owner Occupied	Single Family	360	357	90.00	90.00	7.450	4/1/2007	3/1/2037	2,090.43	2,090.43	6/1/2007	328,500.00	328,345.39
3948	California	91768	Owner Occupied	Single Family	360	356	80.00	80.00	8.200	3/1/2007	2/1/2037	2,392.81	2,392.81	6/1/2007	320,000.00	319,166.93
3949	Nevada	89117	Owner Occupied	Single Family	360	357	76.82	76.82	6.500	4/1/2007	3/1/2037	3,204.58	3,204.58	6/1/2007	507,000.00	505,616.29
3950	Hawaii	96740	Owner Occupied	Single Family	360	357	80.00	100.00	7.150	4/1/2007	3/1/2037	3,512.12	3,512.12	6/1/2007	520,000.00	518,751.23
3951	Hawaii	96740	Owner Occupied	Single Family	360	357	100.00	100.00	11.725	4/1/2007	3/1/2037	1,309.74	1,309.74	6/1/2007	130,000.00	129,880.24
3952	Maryland	21215	Owner Occupied	Single Family	360	357	56.96	56.97	5.990	4/1/2007	3/1/2037	473.10	473.10	6/1/2007	90,000.00	89,777.34
3953	Maryland	20744	Owner Occupied	Single Family	360	357	61.11	61.12	5.250	4/1/2007	3/1/2037	1,038.13	1,038.13	6/1/2007	220,000.00	219,769.59
3954	Florida	34609	Owner Occupied	Single Family	360	357	55.14	55.15	10.100	4/1/2007	3/1/2037	1,024.80	1,024.80	6/1/2007	115,800.00	115,648.28
3955	Maryland	20723	Owner Occupied	Single Family	360	357	75.00	75.00	9.250	4/1/2007	3/1/2037	2,036.12	2,036.12	6/1/2007	247,500.00	247,112.10
3956	Florida	33540	Owner Occupied	Single Family	360	357	90.00	90.00	8.250	4/1/2007	3/1/2037	993.93	993.93	6/1/2007	132,300.00	132,044.64
3957	Illinois	60131	Owner Occupied	Single Family	360	357	80.00	100.00	9.450	4/1/2007	3/1/2037	2,143.25	2,143.25	6/1/2007	256,000.00	255,615.24
3958	Maryland	20720	Owner Occupied	Condominium	360	356	100.00	100.00	7.900	3/1/2007	2/1/2037	2,115.00	2,115.00	6/1/2007	315,000.00	314,833.36
3959	Florida	33324	Owner Occupied	Single Family	360	357	56.90	56.90	6.500	4/1/2007	3/1/2037	1,042.91	1,042.91	6/1/2007	165,000.00	164,233.38
3960	New Jersey	07110	Owner Occupied	Condominium	360	356	85.00	85.00	8.400	3/1/2007	2/1/2037	1,812.58	1,812.58	6/1/2007	255,000.00	254,888.52

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
3961	New York	11412	Owner Occupied	Single Family	360	357	72.22	72.23	7.990	4/1/2007	3/1/2037	2,205.09	2,205.09	6/1/2007	325,000.00	324,875.78
3962	Illinois	60131	Owner Occupied	Single Family	360	357	100.00	100.00	11.575	4/1/2007	3/1/2037	637.45	637.45	6/1/2007	64,000.00	63,939.06
3963	New York	11236	Owner Occupied	2 Family	360	357	90.00	90.00	6.650	4/1/2007	3/1/2037	3,364.00	3,364.00	6/1/2007	585,000.00	584,631.60
3964	Maryland	21075	Owner Occupied	Single Family	360	357	100.00	100.00	8.650	4/1/2007	3/1/2037	2,689.51	2,689.51	6/1/2007	345,000.00	344,377.06
3965	Pennsylvania	17331	Owner Occupied	Single Family	360	356	80.00	100.00	7.250	3/1/2007	2/1/2037	1,375.27	1,375.27	6/1/2007	201,600.00	200,965.18
3966	Florida	33024	Owner Occupied	Single Family	360	357	90.00	90.00	7.600	4/1/2007	3/1/2037	1,866.25	1,866.25	6/1/2007	288,000.00	287,872.44
3967	North Carolina	28001	Owner Occupied	Single Family	360	356	100.00	100.00	10.050	3/1/2007	2/1/2037	608.08	608.08	6/1/2007	69,000.00	68,749.78
3968	Florida	33177	Owner Occupied	Single Family	360	357	90.00	97.23	7.000	4/1/2007	3/1/2037	1,895.32	1,895.32	6/1/2007	315,000.00	314,825.52
3969	Ohio	44680	Owner Occupied	Single Family	360	357	75.00	75.00	8.250	4/1/2007	3/1/2037	850.81	850.81	6/1/2007	113,250.00	113,032.13
3970	California	94089	Owner Occupied	Single Family	360	356	90.00	90.00	6.400	3/1/2007	2/1/2037	3,529.08	3,529.08	6/1/2007	634,500.00	633,915.03
3971	California	91354	Owner Occupied	Single Family	360	357	80.00	80.00	6.200	4/1/2007	3/1/2037	2,208.28	2,208.28	6/1/2007	408,000.00	407,692.41
3972	Maryland	20745	Investor	Single Family	360	357	78.33	78.34	6.650	4/1/2007	3/1/2037	1,508.62	1,508.62	6/1/2007	235,000.00	234,377.58
3973	Arizona	85297	Owner Occupied	Single Family	360	356	80.00	80.00	7.400	3/1/2007	2/1/2037	1,634.02	1,634.02	6/1/2007	236,000.00	235,278.61
3974	New York	11411	Owner Occupied	Single Family	360	357	95.00	95.00	6.850	4/1/2007	3/1/2037	3,050.23	3,050.23	6/1/2007	465,500.00	464,314.26
3975	New Jersey	08757	Owner Occupied	Single Family	360	357	80.00	100.00	8.550	4/1/2007	3/1/2037	1,946.60	1,946.60	6/1/2007	252,000.00	251,543.46
3976	Florida	32164	Owner Occupied	Single Family	360	357	63.64	63.64	8.950	4/1/2007	3/1/2037	1,850.37	1,850.37	6/1/2007	231,000.00	230,614.65
3977	California	92240	Owner Occupied	Single Family	360	357	80.00	97.23	7.100	4/1/2007	3/1/2037	1,935.45	1,935.45	6/1/2007	288,000.00	287,301.53
3978	Texas	78654	Owner Occupied	Single Family	360	357	58.14	58.14	6.750	4/1/2007	3/1/2037	810.75	810.75	6/1/2007	125,000.00	124,675.31
3979	Massachusetts	01104	Owner Occupied	Single Family	360	357	95.00	95.00	7.050	4/1/2007	3/1/2037	1,187.88	1,187.88	6/1/2007	177,650.00	177,082.59
3980	New York	11207	Owner Occupied	Single Family	360	357	67.18	67.19	7.850	4/1/2007	3/1/2037	1,778.61	1,778.61	6/1/2007	260,000.00	259,765.13
3981	New Jersey	08757	Owner Occupied	Single Family	360	357	100.00	100.00	11.525	4/1/2007	3/1/2037	625.09	625.09	6/1/2007	63,000.00	62,939.34
3982	Pennsylvania	17057	Owner Occupied	Single Family	360	357	90.00	90.00	7.500	4/1/2007	3/1/2037	786.62	786.62	6/1/2007	112,500.00	112,207.56
3983	California	94585	Owner Occupied	Single Family	360	356	90.00	90.00	6.250	3/1/2007	2/1/2037	2,305.23	2,305.23	6/1/2007	423,000.00	422,588.37
3984	Florida	33033	Owner Occupied	Single Family	360	357	65.00	65.00	7.990	4/1/2007	3/1/2037	1,278.95	1,278.95	6/1/2007	188,500.00	188,427.87
3985	Florida	32439	Owner Occupied	Single Family	360	357	90.00	90.00	8.350	4/1/2007	3/1/2037	1,405.94	1,405.94	6/1/2007	198,900.00	198,833.76
3986	Missouri	63147	Owner Occupied	Single Family	360	357	90.00	90.00	10.250	4/1/2007	3/1/2037	524.22	524.22	6/1/2007	58,500.00	58,424.98
3987	New Jersey	07094	Owner Occupied	Single Family	360	356	95.00	95.00	9.450	3/1/2007	2/1/2037	4,982.65	4,982.65	6/1/2007	627,000.00	626,817.76
3988	Pennsylvania	17331	Owner Occupied	Single Family	360	356	100.00	100.00	10.275	3/1/2007	2/1/2037	452.57	452.57	6/1/2007	50,400.00	50,314.84
3989	California	95630	Owner Occupied	Single Family	360	357	74.66	74.67	5.990	4/1/2007	3/1/2037	1,463.98	1,463.98	6/1/2007	278,500.00	278,126.74
3990	California	90603	Owner Occupied	Single Family	360	357	85.00	85.00	8.100	4/1/2007	3/1/2037	3,416.78	3,416.78	6/1/2007	497,250.00	497,067.75
3991	California	92551	Owner Occupied	Single Family	360	357	80.00	100.00	8.450	4/1/2007	3/1/2037	1,801.24	1,801.24	6/1/2007	252,000.00	251,916.92
3992	California	92551	Owner Occupied	Single Family	360	357	100.00	100.00	11.275	4/1/2007	3/1/2037	613.09	613.09	6/1/2007	63,000.00	62,934.12
3993	Florida	33903	Owner Occupied	Single Family	360	357	82.46	82.46	7.700	4/1/2007	3/1/2037	1,675.46	1,675.46	6/1/2007	235,000.00	234,494.14
3994	South Carolina	29418	Owner Occupied	Single Family	360	356	90.00	90.00	7.300	3/1/2007	2/1/2037	981.05	981.05	6/1/2007	143,100.00	142,550.09
3995	North Carolina	27704	Owner Occupied	Single Family	360	357	85.00	85.00	10.300	4/1/2007	3/1/2037	1,177.86	1,177.86	6/1/2007	130,900.00	130,735.69
3996	Florida	33983	Owner Occupied	Single Family	360	357	89.35	89.35	7.500	4/1/2007	3/1/2037	966.75	966.75	6/1/2007	151,000.00	150,930.57
3997	Colorado	80221	Owner Occupied	Single Family	360	356	80.00	100.00	7.990	3/1/2007	2/1/2037	908.42	908.42	6/1/2007	123,920.00	123,579.59
3998	New York	10950	Owner Occupied	Condominium	360	357	89.73	89.74	6.400	4/1/2007	3/1/2037	1,671.93	1,671.93	6/1/2007	300,600.00	300,392.70
3999	Illinois	60617	Owner Occupied	Single Family	360	357	90.00	90.00	7.990	4/1/2007	3/1/2037	1,187.70	1,187.70	6/1/2007	171,000.00	170,851.64
4000	California	91702	Owner Occupied	Condominium	360	357	80.00	100.00	6.300	4/1/2007	3/1/2037	1,492.49	1,492.49	6/1/2007	272,000.00	271,805.51

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
4001	Illinois	60426	Investor	Single Family	360	357	90.00	90.00	7.890	4/1/2007	3/1/2037	849.55	849.55	6/1/2007	117,000.00	116,757.60
4002	California	91702	Owner Occupied	Condominium	360	357	100.00	100.00	11.475	4/1/2007	3/1/2037	672.10	672.10	6/1/2007	68,000.00	67,933.82
4003	Maryland	21207	Owner Occupied	Single Family	360	357	80.00	80.00	9.100	4/1/2007	3/1/2037	1,191.76	1,191.76	6/1/2007	146,800.00	145,943.81
4004	Minnesota	55112	Owner Occupied	Single Family	360	357	90.00	90.00	6.990	4/1/2007	3/1/2037	2,298.53	2,298.53	6/1/2007	382,500.00	382,286.26
4005	California	91709	Investor	Single Family	360	357	80.00	80.00	6.550	4/1/2007	3/1/2037	2,033.15	2,033.15	6/1/2007	320,000.00	319,135.85
4006	Virginia	22031	Owner Occupied	Single Family	360	356	90.00	90.00	7.350	3/1/2007	2/1/2037	5,006.92	5,006.92	6/1/2007	796,500.00	795,981.44
4007	California	92883	Owner Occupied	Single Family	360	357	88.08	88.08	6.500	4/1/2007	3/1/2037	2,373.25	2,373.25	6/1/2007	421,000.00	420,719.99
4008	Georgia	30087	Owner Occupied	Single Family	360	357	81.37	81.37	6.595	4/1/2007	3/1/2037	1,366.02	1,366.02	6/1/2007	214,000.00	213,427.13
4009	California	92395	Owner Occupied	Single Family	360	356	85.00	85.00	5.990	3/1/2007	2/1/2037	1,385.13	1,385.13	6/1/2007	263,500.00	263,218.60
4010	Colorado	80421	Owner Occupied	Single Family	360	357	85.00	85.00	8.050	4/1/2007	3/1/2037	2,569.33	2,569.33	6/1/2007	348,500.00	347,800.90
4011	Florida	34743	Owner Occupied	Single Family	360	357	59.06	59.06	6.350	4/1/2007	3/1/2037	933.35	933.35	6/1/2007	150,000.00	149,578.98
4012	Arizona	85741	Owner Occupied	Single Family	360	357	85.00	85.00	9.550	4/1/2007	3/1/2037	1,808.93	1,808.93	6/1/2007	214,200.00	213,802.49
4013	Florida	34787	Owner Occupied	Single Family	360	357	85.00	85.00	8.900	4/1/2007	3/1/2037	2,137.27	2,137.27	6/1/2007	284,750.00	284,673.32
4014	Arizona	86429	Second Home	Condominium	360	357	80.00	80.00	6.500	4/1/2007	3/1/2037	2,578.84	2,578.84	6/1/2007	408,000.00	406,887.47
4015	Florida	33033	Investor	Single Family	360	357	80.00	80.00	7.650	4/1/2007	3/1/2037	964.94	964.94	6/1/2007	136,000.00	135,704.31
4016	Colorado	80221	Owner Occupied	Single Family	360	356	100.00	100.00	11.990	3/1/2007	2/1/2037	318.43	318.43	6/1/2007	30,980.00	30,923.10
4017	New York	11221	Owner Occupied	2 Family	360	357	82.86	82.86	6.250	4/1/2007	3/1/2037	2,370.63	2,370.63	6/1/2007	435,000.00	434,683.34
4018	Texas	75038	Second Home	Single Family	360	357	90.00	90.00	8.500	4/1/2007	3/1/2037	1,129.73	1,129.73	6/1/2007	146,925.00	146,656.07
4019	New Jersey	07060	Owner Occupied	Single Family	360	356	90.00	90.00	8.800	3/1/2007	2/1/2037	2,506.27	2,506.27	6/1/2007	337,500.00	337,373.54
4020	Virginia	22180	Owner Occupied	Single Family	360	357	80.00	80.00	9.450	4/1/2007	3/1/2037	3,224.69	3,224.69	6/1/2007	400,000.00	399,774.16
4021	Florida	33025	Owner Occupied	Single Family	360	357	65.00	65.00	6.400	4/1/2007	3/1/2037	1,033.80	1,033.80	6/1/2007	178,750.00	178,507.30
4022	Florida	32784	Owner Occupied	Single Family	360	357	79.45	79.46	6.950	4/1/2007	3/1/2037	767.86	767.86	6/1/2007	116,000.00	115,710.25
4023	Florida	34683	Owner Occupied	Single Family	360	357	60.61	60.61	9.100	4/1/2007	3/1/2037	811.83	811.83	6/1/2007	100,000.00	99,838.29
4024	Virginia	23075	Owner Occupied	Single Family	360	357	84.52	84.52	9.300	4/1/2007	3/1/2037	1,164.14	1,164.14	6/1/2007	148,750.00	148,715.75
4025	Florida	32820	Owner Occupied	Single Family	360	357	85.00	85.00	8.620	4/1/2007	3/1/2037	2,816.58	2,816.58	6/1/2007	386,750.00	386,633.89
4026	Connecticut	06902	Owner Occupied	Single Family	360	357	78.18	78.19	6.450	4/1/2007	3/1/2037	1,926.24	1,926.24	6/1/2007	344,000.00	343,767.03
4027	California	93950	Owner Occupied	Single Family	360	357	80.00	80.00	5.990	4/1/2007	3/1/2037	3,425.75	3,425.75	6/1/2007	572,000.00	570,279.89
4028	Idaho	83440	Owner Occupied	Single Family	360	356	87.70	87.71	7.950	3/1/2007	2/1/2037	1,197.66	1,197.66	6/1/2007	164,000.00	163,550.92
4029	District of Columbia	20019	Owner Occupied	Single Family	360	357	60.08	60.08	6.400	4/1/2007	3/1/2037	969.53	969.53	6/1/2007	155,000.00	154,569.12
4030	Florida	33032	Owner Occupied	Single Family	360	357	80.00	100.00	7.400	4/1/2007	3/1/2037	1,800.19	1,800.19	6/1/2007	260,000.00	259,405.78
4031	Hawaii	96744	Owner Occupied	Single Family	360	357	79.83	79.83	5.990	4/1/2007	3/1/2037	2,748.99	2,748.99	6/1/2007	459,000.00	457,619.69
4032	Texas	77089	Owner Occupied	Single Family	240	237	86.42	86.43	8.350	4/1/2007	3/1/2027	1,409.42	1,409.42	6/1/2007	164,200.00	162,808.11
4033	Arizona	85029	Investor	Single Family	360	357	90.00	90.00	7.550	4/1/2007	3/1/2037	1,362.31	1,362.31	6/1/2007	211,500.00	211,404.54
4034	Florida	33032	Owner Occupied	Single Family	360	357	100.00	100.00	10.250	4/1/2007	3/1/2037	582.47	582.47	6/1/2007	65,000.00	64,917.52
4035	Texas	77079	Owner Occupied	Single Family	360	357	80.00	80.00	6.370	4/1/2007	3/1/2037	2,993.01	2,993.01	6/1/2007	480,000.00	478,655.88
4036	California	92270	Owner Occupied	Single Family	360	356	80.00	100.00	6.500	3/1/2007	2/1/2037	2,412.71	2,412.71	6/1/2007	428,000.00	427,619.41
4037	California	92270	Owner Occupied	Single Family	360	356	100.00	100.00	10.025	3/1/2007	2/1/2037	940.98	940.98	6/1/2007	107,000.00	106,809.30
4038	New York	11722	Owner Occupied	Single Family	360	357	80.00	80.00	6.550	4/1/2007	3/1/2037	1,634.36	1,634.36	6/1/2007	288,000.00	287,811.90
4039	Virginia	24211	Owner Occupied	Single Family	360	357	84.95	84.96	7.150	4/1/2007	3/1/2037	1,106.62	1,106.62	6/1/2007	175,000.00	174,807.12
4040	California	93905	Owner Occupied	Single Family	360	357	86.90	86.90	9.150	4/1/2007	3/1/2037	4,854.66	4,854.66	6/1/2007	630,000.00	629,846.10

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
4041	New York	12603	Owner Occupied	Single Family	360	357	65.00	65.00	7.990	4/1/2007	3/1/2037	1,696.32	1,696.32	6/1/2007	231,400.00	230,930.14
4042	Illinois	61919	Owner Occupied	Single Family	360	357	85.00	85.00	9.500	4/1/2007	3/1/2037	1,894.02	1,894.02	6/1/2007	225,250.00	224,902.98
4043	Pennsylvania	17402	Owner Occupied	Single Family	360	356	90.00	90.00	7.700	3/1/2007	2/1/2037	2,242.82	2,242.82	6/1/2007	342,000.00	341,804.85
4044	Maine	04103	Investor	Condominium	360	357	85.00	85.00	8.220	4/1/2007	3/1/2037	2,152.33	2,152.33	6/1/2007	287,300.00	286,743.23
4045	Florida	33029	Owner Occupied	Single Family	360	357	85.00	100.00	8.000	4/1/2007	3/1/2037	4,521.82	4,521.82	6/1/2007	616,250.00	615,001.25
4046	New York	11040	Owner Occupied	Single Family	360	357	90.00	90.00	6.850	4/1/2007	3/1/2037	4,776.84	4,776.84	6/1/2007	729,000.00	727,143.04
4047	Florida	34224	Owner Occupied	Condominium	360	357	70.00	70.00	7.850	4/1/2007	3/1/2037	1,002.54	1,002.54	6/1/2007	138,600.00	138,016.23
4048	Ohio	44256	Owner Occupied	Single Family	360	357	85.00	85.00	7.200	4/1/2007	3/1/2037	923.15	923.15	6/1/2007	136,000.00	135,676.62
4049	New York	11203	Owner Occupied	Single Family	360	357	55.00	55.00	6.550	4/1/2007	3/1/2037	1,397.79	1,397.79	6/1/2007	220,000.00	219,405.90
4050	Wisconsin	54115	Owner Occupied	Single Family	360	357	90.00	90.00	6.990	4/1/2007	3/1/2037	869.74	869.74	6/1/2007	130,860.00	130,535.67
4051	California	92807	Owner Occupied	Single Family	360	356	67.62	67.63	5.250	3/1/2007	2/1/2037	1,892.24	1,892.24	6/1/2007	401,000.00	400,444.92
4052	Florida	33071	Owner Occupied	Single Family	360	357	58.28	58.28	7.450	4/1/2007	3/1/2037	1,716.11	1,716.11	6/1/2007	262,250.00	261,984.44
4053	Florida	34609	Owner Occupied	Single Family	360	357	56.00	56.00	7.350	4/1/2007	3/1/2037	694.48	694.48	6/1/2007	100,800.00	100,567.34
4054	West Virginia	25313	Owner Occupied	Single Family	360	357	83.33	83.34	9.150	4/1/2007	3/1/2037	815.44	815.44	6/1/2007	100,000.00	99,839.97
4055	California	94553	Owner Occupied	Single Family	360	357	80.00	100.00	5.650	4/1/2007	3/1/2037	3,126.33	3,126.33	6/1/2007	664,000.00	664,000.00
4056	Arizona	85051	Owner Occupied	Single Family	360	356	82.56	82.56	6.200	3/1/2007	2/1/2037	960.71	960.71	6/1/2007	177,500.00	177,324.13
4057	Idaho	83687	Owner Occupied	Single Family	360	357	90.00	90.00	8.990	4/1/2007	3/1/2037	1,193.80	1,193.80	6/1/2007	148,500.00	148,254.30
4058	California	94553	Owner Occupied	Single Family	360	357	100.00	100.00	10.300	4/1/2007	3/1/2037	1,493.70	1,493.70	6/1/2007	166,000.00	165,791.62
4059	Washington	98002	Owner Occupied	Single Family	360	357	85.00	85.00	6.800	4/1/2007	3/1/2037	1,362.01	1,362.01	6/1/2007	224,400.00	224,127.23
4060	Hawaii	96792	Owner Occupied	Single Family	360	357	42.37	42.38	5.990	4/1/2007	3/1/2037	4,491.81	4,491.81	6/1/2007	750,000.00	747,719.91
4061	California	92509	Owner Occupied	Single Family	360	356	81.00	81.00	7.200	3/1/2007	2/1/2037	1,499.41	1,499.41	6/1/2007	243,000.00	242,832.86
4062	Utah	84119	Owner Occupied	Condominium	360	357	85.00	100.00	7.750	4/1/2007	3/1/2037	1,118.03	1,118.03	6/1/2007	156,060.00	155,727.44
4063	Arizona	85326	Owner Occupied	Single Family	360	357	85.00	85.00	8.650	4/1/2007	3/1/2037	2,111.59	2,111.59	6/1/2007	289,000.00	288,914.24
4064	Florida	33067	Owner Occupied	Single Family	360	357	50.71	50.71	6.900	4/1/2007	3/1/2037	1,912.83	1,912.83	6/1/2007	322,000.00	321,814.95
4065	California	92376	Owner Occupied	Single Family	360	357	82.48	82.49	5.990	4/1/2007	3/1/2037	1,931.48	1,931.48	6/1/2007	322,500.00	321,228.67
4066	Arizona	85713	Owner Occupied	Single Family	360	357	79.86	79.86	7.050	4/1/2007	3/1/2037	742.22	742.22	6/1/2007	111,000.00	110,727.48
4067	Utah	84119	Owner Occupied	Condominium	360	357	100.00	100.00	10.725	4/1/2007	3/1/2037	256.56	256.56	6/1/2007	27,540.00	27,508.46
4068	Florida	33029	Owner Occupied	Single Family	360	357	100.00	100.00	12.325	4/1/2007	3/1/2037	1,145.90	1,145.90	6/1/2007	108,750.00	108,662.27
4069	Maryland	21045	Owner Occupied	Single Family	360	357	100.00	100.00	9.650	4/1/2007	3/1/2037	2,112.51	2,112.51	6/1/2007	248,000.00	247,642.61
4070	Florida	34120	Owner Occupied	Single Family	360	357	83.64	83.64	9.400	4/1/2007	3/1/2037	2,684.09	2,684.09	6/1/2007	322,000.00	321,510.92
4071	Florida	32327	Investor	Single Family	360	356	90.00	90.00	8.150	3/1/2007	2/1/2037	2,277.40	2,277.40	6/1/2007	306,000.00	305,195.25
4072	New Jersey	07026	Owner Occupied	Single Family	360	356	100.00	100.00	11.750	3/1/2007	2/1/2037	781.28	781.28	6/1/2007	77,400.00	77,305.00
4073	Texas	75006	Owner Occupied	Single Family	360	356	80.00	80.00	6.450	3/1/2007	2/1/2037	880.30	880.30	6/1/2007	140,000.00	139,484.66
4074	Illinois	60644	Owner Occupied	2 Family	360	357	85.28	85.29	8.650	4/1/2007	3/1/2037	1,648.79	1,648.79	6/1/2007	211,500.00	211,124.63
4075	Florida	33186	Owner Occupied	Single Family	360	357	84.52	84.53	6.800	4/1/2007	3/1/2037	1,600.94	1,600.94	6/1/2007	273,000.00	272,837.26
4076	Maryland	21206	Owner Occupied	Single Family	360	357	75.00	75.00	9.250	4/1/2007	3/1/2037	837.97	837.97	6/1/2007	107,625.00	107,599.72
4077	California	92504	Investor	Single Family	360	356	80.00	80.00	6.750	3/1/2007	2/1/2037	1,911.01	1,911.01	6/1/2007	328,000.00	327,733.73
4078	Colorado	80132	Owner Occupied	Single Family	360	356	80.00	100.00	6.800	3/1/2007	2/1/2037	1,002.23	1,002.23	6/1/2007	170,905.00	170,768.77
4079	Florida	34952	Owner Occupied	Single Family	360	357	80.00	100.00	7.950	4/1/2007	3/1/2037	1,258.31	1,258.31	6/1/2007	186,320.00	186,247.70
4080	Colorado	80538	Owner Occupied	Single Family	360	357	80.00	100.00	8.150	4/1/2007	3/1/2037	1,238.40	1,238.40	6/1/2007	179,200.00	179,135.57

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
4081	Florida	34952	Owner Occupied	Single Family	360	357	100.00	100.00	12.325	4/1/2007	3/1/2037	490.81	490.81	6/1/2007	46,580.00	46,542.44
4082	Georgia	30363	Investor	Condominium	360	356	84.36	84.37	7.600	3/1/2007	2/1/2037	1,503.37	1,503.37	6/1/2007	232,000.00	231,862.55
4083	New Jersey	07111	Investor	Single Family	360	356	90.00	90.00	8.900	3/1/2007	2/1/2037	1,823.90	1,823.90	6/1/2007	243,000.00	242,912.43
4084	Colorado	80538	Owner Occupied	Single Family	360	357	100.00	100.00	11.725	4/1/2007	3/1/2037	451.36	451.36	6/1/2007	44,800.00	44,758.72
4085	Maryland	21218	Owner Occupied	Single Family	360	357	80.00	100.00	7.950	4/1/2007	3/1/2037	1,402.14	1,402.14	6/1/2007	192,000.00	191,602.61
4086	Florida	33405	Owner Occupied	Single Family	360	357	90.00	90.00	8.800	4/1/2007	3/1/2037	1,971.60	1,971.60	6/1/2007	265,500.00	265,425.66
4087	Maryland	21218	Owner Occupied	Single Family	360	357	100.00	100.00	11.475	4/1/2007	3/1/2037	474.42	474.42	6/1/2007	48,000.00	47,953.55
4088	Colorado	80132	Owner Occupied	Single Family	360	356	100.00	100.00	10.550	3/1/2007	2/1/2037	392.43	392.43	6/1/2007	42,726.00	42,657.93
4089	Florida	33021	Owner Occupied	Condominium	360	357	80.00	80.00	9.200	4/1/2007	3/1/2037	3,098.36	3,098.36	6/1/2007	400,000.00	399,904.19
4090	California	92507	Owner Occupied	Single Family	360	357	80.00	100.00	7.400	4/1/2007	3/1/2037	1,862.03	1,862.03	6/1/2007	294,400.00	294,259.45
4091	New Jersey	08736	Owner Occupied	Single Family	360	357	88.89	88.89	6.350	4/1/2007	3/1/2037	4,977.89	4,977.89	6/1/2007	800,000.00	797,754.48
4092	California	94015	Owner Occupied	Single Family	360	357	80.00	95.00	6.300	4/1/2007	3/1/2037	3,731.21	3,731.21	6/1/2007	680,000.00	679,513.82
4093	New Jersey	07047	Owner Occupied	Single Family	360	357	82.79	82.79	8.250	4/1/2007	3/1/2037	2,823.79	2,823.79	6/1/2007	404,000.00	403,860.17
4094	California	94015	Owner Occupied	Single Family	360	357	95.00	95.00	10.025	4/1/2007	3/1/2037	1,121.26	1,121.26	6/1/2007	127,500.00	127,330.29
4095	California	92507	Owner Occupied	Single Family	360	357	100.00	100.00	11.725	4/1/2007	3/1/2037	741.52	741.52	6/1/2007	73,600.00	73,532.17
4096	New York	11755	Owner Occupied	Single Family	360	357	80.00	100.00	7.700	4/1/2007	3/1/2037	1,532.46	1,532.46	6/1/2007	233,680.00	233,580.32
4097	Connecticut	06357	Investor	2 Family	360	356	90.00	90.00	8.450	3/1/2007	2/1/2037	2,013.53	2,013.53	6/1/2007	281,700.00	281,579.17
4098	New York	11755	Owner Occupied	Single Family	360	357	100.00	100.00	12.325	4/1/2007	3/1/2037	615.57	615.57	6/1/2007	58,420.00	58,372.87
4099	California	92504	Investor	Single Family	360	356	80.00	80.00	6.750	3/1/2007	2/1/2037	1,864.40	1,864.40	6/1/2007	320,000.00	319,740.22
4100	California	95336	Owner Occupied	Single Family	360	357	85.00	100.00	5.450	4/1/2007	3/1/2037	1,475.48	1,475.48	6/1/2007	303,450.00	303,156.22
4101	Arizona	85730	Owner Occupied	Single Family	360	357	78.05	78.05	6.350	4/1/2007	3/1/2037	995.58	995.58	6/1/2007	160,000.00	159,550.90
4102	California	92804	Owner Occupied	Single Family	360	357	80.00	100.00	6.700	4/1/2007	3/1/2037	3,009.92	3,009.92	6/1/2007	520,000.00	519,577.89
4103	Florida	33142	Owner Occupied	Single Family	360	357	35.38	35.38	8.450	4/1/2007	3/1/2037	574.03	574.03	6/1/2007	75,000.00	74,861.32
4104	California	95336	Owner Occupied	Single Family	360	357	100.00	100.00	10.525	4/1/2007	3/1/2037	490.84	490.84	6/1/2007	53,550.00	53,485.79
4105	California	92804	Owner Occupied	Single Family	360	357	100.00	100.00	10.175	4/1/2007	3/1/2037	1,157.69	1,157.69	6/1/2007	130,000.00	129,731.54
4106	California	91345	Owner Occupied	Single Family	360	357	95.00	95.00	6.350	4/1/2007	3/1/2037	4,356.07	4,356.07	6/1/2007	788,500.00	787,946.31
4107	Nebraska	68104	Owner Occupied	Single Family	360	357	61.11	61.12	7.000	4/1/2007	3/1/2037	439.10	439.10	6/1/2007	66,000.00	65,634.30
4108	Florida	33317	Owner Occupied	Condominium	360	357	90.00	90.00	8.050	4/1/2007	3/1/2037	1,020.34	1,020.34	6/1/2007	152,100.00	152,100.00
4109	Texas	76028	Owner Occupied	Single Family	360	357	80.00	80.00	6.450	4/1/2007	3/1/2037	1,277.69	1,277.69	6/1/2007	203,200.00	202,640.53
4110	New York	11040	Owner Occupied	Single Family	360	357	34.55	34.55	6.800	4/1/2007	3/1/2037	1,238.66	1,238.66	6/1/2007	190,000.00	189,511.27
4111	Florida	33713	Owner Occupied	Single Family	360	357	92.37	92.37	7.400	4/1/2007	3/1/2037	1,665.01	1,665.01	6/1/2007	263,250.00	263,124.33
4112	Florida	33324	Owner Occupied	Condominium	360	357	90.00	90.00	7.800	4/1/2007	3/1/2037	1,528.94	1,528.94	6/1/2007	230,400.00	230,305.37
4113	New York	11436	Owner Occupied	Single Family	360	357	74.09	74.10	7.990	4/1/2007	3/1/2037	2,211.87	2,211.87	6/1/2007	326,000.00	325,875.42
4114	California	96003	Owner Occupied	Single Family	360	357	79.05	79.05	9.500	4/1/2007	3/1/2037	2,093.73	2,093.73	6/1/2007	249,000.00	248,616.95
4115	California	94066	Owner Occupied	Single Family	360	357	80.00	100.00	7.900	4/1/2007	3/1/2037	4,055.44	4,055.44	6/1/2007	604,000.00	603,761.11
4116	California	94066	Owner Occupied	Single Family	360	357	100.00	100.00	11.975	4/1/2007	3/1/2037	1,550.30	1,550.30	6/1/2007	151,000.00	150,868.35
4117	California	92311	Owner Occupied	Single Family	360	357	80.00	100.00	7.350	4/1/2007	3/1/2037	1,191.85	1,191.85	6/1/2007	189,600.00	189,507.78
4118	Washington	98118	Owner Occupied	Single Family	360	357	80.00	80.00	6.000	4/1/2007	3/1/2037	1,684.50	1,684.50	6/1/2007	320,000.00	319,745.23
4119	Hawaii	96740	Owner Occupied	Single Family	360	357	90.00	90.00	6.900	4/1/2007	3/1/2037	2,780.13	2,780.13	6/1/2007	468,000.00	467,731.07
4120	California	92311	Owner Occupied	Single Family	360	357	100.00	100.00	10.800	4/1/2007	3/1/2037	444.25	444.25	6/1/2007	47,400.00	47,346.57

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
4121	California	95132	Owner Occupied	Single Family	360	357	80.00	100.00	6.000	4/1/2007	3/1/2037	3,095.26	3,095.26	6/1/2007	588,000.00	587,531.88
4122	Illinois	60085	Owner Occupied	Single Family	360	357	100.00	100.00	9.450	4/1/2007	3/1/2037	1,676.84	1,676.84	6/1/2007	208,000.00	207,882.56
4123	California	95132	Owner Occupied	Single Family	360	357	100.00	100.00	10.025	4/1/2007	3/1/2037	1,292.75	1,292.75	6/1/2007	147,000.00	146,804.31
4124	Florida	34668	Owner Occupied	Single Family	360	357	100.00	100.00	8.250	4/1/2007	3/1/2037	871.25	871.25	6/1/2007	122,000.00	121,901.83
4125	Illinois	60053	Owner Occupied	Single Family	360	357	85.00	85.00	6.750	4/1/2007	3/1/2037	1,733.31	1,733.31	6/1/2007	297,500.00	297,319.37
4126	California	92399	Owner Occupied	Single Family	360	357	90.00	90.00	8.350	4/1/2007	3/1/2037	4,221.98	4,221.98	6/1/2007	585,000.00	584,542.76
4127	Florida	33177	Owner Occupied	Single Family	360	357	70.00	70.00	6.500	4/1/2007	3/1/2037	1,025.96	1,025.96	6/1/2007	182,000.00	181,878.97
4128	Delaware	19720	Owner Occupied	Single Family	360	357	80.00	100.00	7.050	4/1/2007	3/1/2037	737.67	737.67	6/1/2007	110,320.00	110,049.79
4129	Delaware	19720	Owner Occupied	Single Family	360	357	100.00	100.00	10.025	4/1/2007	3/1/2037	242.54	242.54	6/1/2007	27,580.00	27,543.30
4130	Florida	33189	Investor	Single Family	360	357	68.97	68.97	8.850	4/1/2007	3/1/2037	1,587.71	1,587.71	6/1/2007	200,000.00	199,659.37
4131	Delaware	19703	Owner Occupied	Single Family	360	357	95.00	95.00	8.950	4/1/2007	3/1/2037	1,917.66	1,917.66	6/1/2007	239,400.00	239,000.63
4132	Florida	33063	Owner Occupied	Condominium	360	357	80.00	80.00	6.500	4/1/2007	3/1/2037	348.90	348.90	6/1/2007	55,200.00	55,049.49
4133	California	92583	Owner Occupied	Single Family	360	357	38.67	38.67	6.990	4/1/2007	3/1/2037	770.97	770.97	6/1/2007	116,000.00	115,711.97
4134	California	90262	Owner Occupied	Single Family	360	357	75.00	75.00	5.850	4/1/2007	3/1/2037	2,203.14	2,203.14	6/1/2007	427,500.00	427,141.02
4135	North Carolina	28213	Owner Occupied	Single Family	360	357	85.00	85.00	7.250	4/1/2007	3/1/2037	637.83	637.83	6/1/2007	93,500.00	93,279.88
4136	California	93308	Owner Occupied	Single Family	360	357	64.35	64.35	6.250	4/1/2007	3/1/2037	1,822.52	1,822.52	6/1/2007	296,000.00	295,153.04
4137	Florida	34488	Owner Occupied	Single Family	360	357	74.47	74.47	8.750	4/1/2007	3/1/2037	1,101.38	1,101.38	6/1/2007	140,000.00	139,756.59
4138	Florida	32776	Owner Occupied	Single Family	360	357	90.00	90.00	7.400	4/1/2007	3/1/2037	2,866.45	2,866.45	6/1/2007	414,000.00	413,053.84
4139	Texas	77388	Owner Occupied	Single Family	360	357	80.00	100.00	8.490	4/1/2007	3/1/2037	1,032.47	1,032.47	6/1/2007	134,400.00	134,153.49
4140	Florida	33441	Owner Occupied	2 Family	360	357	58.62	58.63	6.800	4/1/2007	3/1/2037	996.92	996.92	6/1/2007	170,000.00	169,898.66
4141	Maryland	20603	Owner Occupied	Single Family	360	357	80.00	80.00	5.450	4/1/2007	3/1/2037	1,828.24	1,828.24	6/1/2007	376,000.00	375,636.64
4142	Texas	77388	Owner Occupied	Single Family	360	357	100.00	100.00	11.490	4/1/2007	3/1/2037	332.48	332.48	6/1/2007	33,600.00	33,567.41
4143	Washington	98498	Owner Occupied	Single Family	360	357	80.00	80.00	6.300	4/1/2007	3/1/2037	1,202.77	1,202.77	6/1/2007	219,200.00	219,043.27
4144	Florida	33068	Owner Occupied	Single Family	360	357	56.94	56.94	8.500	4/1/2007	3/1/2037	1,149.98	1,149.98	6/1/2007	160,000.00	159,949.71
4145	New Jersey	07422	Owner Occupied	Single Family	360	357	90.00	90.00	5.990	4/1/2007	3/1/2037	1,913.51	1,913.51	6/1/2007	319,500.00	318,539.21
4146	Arizona	85747	Owner Occupied	Single Family	360	357	71.64	71.65	6.100	4/1/2007	3/1/2037	1,281.14	1,281.14	6/1/2007	240,000.00	239,172.21
4147	Florida	33018	Owner Occupied	Single Family	360	357	95.00	95.00	11.500	4/1/2007	3/1/2037	683.30	683.30	6/1/2007	69,000.00	68,933.22
4148	California	92586	Owner Occupied	Single Family	360	357	72.85	72.85	5.990	4/1/2007	3/1/2037	1,208.94	1,208.94	6/1/2007	220,000.00	219,666.02
4149	New York	11418	Owner Occupied	2 Family	360	357	57.53	57.54	5.990	4/1/2007	3/1/2037	2,515.41	2,515.41	6/1/2007	420,000.00	418,736.99
4150	New York	11236	Owner Occupied	2 Family	360	357	85.00	100.00	6.700	4/1/2007	3/1/2037	2,607.64	2,607.64	6/1/2007	450,500.00	450,221.41
4151	Florida	33016	Owner Occupied	Condominium	360	357	95.00	95.00	7.850	4/1/2007	3/1/2037	1,475.22	1,475.22	6/1/2007	215,650.00	215,455.20
4152	Florida	33012	Owner Occupied	Single Family	360	357	60.00	60.00	7.750	4/1/2007	3/1/2037	1,504.47	1,504.47	6/1/2007	210,000.00	209,249.98
4153	California	93313	Owner Occupied	Single Family	360	357	66.47	66.48	6.000	4/1/2007	3/1/2037	1,354.98	1,354.98	6/1/2007	226,000.00	224,816.67
4154	California	93560	Owner Occupied	Single Family	360	357	90.00	90.00	8.350	4/1/2007	3/1/2037	1,819.46	1,819.46	6/1/2007	257,400.00	257,314.25
4155	Georgia	30349	Owner Occupied	Single Family	360	357	85.00	85.00	9.000	4/1/2007	3/1/2037	1,101.13	1,101.13	6/1/2007	136,850.00	136,624.05
4156	California	90260	Owner Occupied	Single Family	360	357	76.39	76.40	5.990	4/1/2007	3/1/2037	2,196.12	2,196.12	6/1/2007	366,687.00	365,583.43
4157	California	92405	Second Home	Single Family	360	357	73.77	73.77	6.600	4/1/2007	3/1/2037	1,622.38	1,622.38	6/1/2007	284,000.00	283,817.86
4158	New York	11203	Owner Occupied	2 Family	360	357	95.00	95.00	11.500	4/1/2007	3/1/2037	866.01	866.01	6/1/2007	87,450.00	87,365.34
4159	Virginia	23434	Owner Occupied	Single Family	240	237	64.81	64.82	6.800	4/1/2007	3/1/2027	667.92	667.92	6/1/2007	87,500.00	86,980.81
4160	New Jersey	07040	Owner Occupied	Single Family	360	357	85.00	85.00	9.100	4/1/2007	3/1/2037	3,192.78	3,192.78	6/1/2007	416,500.00	416,374.88

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
4161	Florida	32216	Owner Occupied	Single Family	360	357	60.00	60.00	6.400	4/1/2007	3/1/2037	521.67	521.67	6/1/2007	83,400.00	83,168.16
4162	Virginia	20164	Owner Occupied	Condominium	360	357	84.76	84.77	7.990	4/1/2007	3/1/2037	1,811.57	1,811.57	6/1/2007	267,000.00	266,897.93
4163	Massachusetts	01930	Owner Occupied	2 Family	360	357	90.00	90.00	7.250	4/1/2007	3/1/2037	2,148.86	2,148.86	6/1/2007	315,000.00	314,258.34
4164	California	94501	Owner Occupied	Single Family	360	357	90.00	90.00	6.350	4/1/2007	3/1/2037	5,280.91	5,280.91	6/1/2007	848,700.00	846,317.83
4165	Maryland	21639	Owner Occupied	Single Family	360	357	80.00	80.00	7.500	4/1/2007	3/1/2037	1,208.24	1,208.24	6/1/2007	172,800.00	172,412.87
4166	New York	11236	Owner Occupied	2 Family	360	357	100.00	100.00	10.300	4/1/2007	3/1/2037	715.36	715.36	6/1/2007	79,500.00	79,400.19
4167	Maryland	20659	Owner Occupied	Single Family	360	357	85.00	85.00	6.550	4/1/2007	3/1/2037	1,890.20	1,890.20	6/1/2007	297,500.00	296,614.63
4168	California	95377	Owner Occupied	Single Family	360	357	85.00	85.00	8.800	4/1/2007	3/1/2037	4,433.94	4,433.94	6/1/2007	586,500.00	586,098.24
4169	California	91911	Owner Occupied	Condominium	360	357	85.00	100.00	7.650	4/1/2007	3/1/2037	2,077.92	2,077.92	6/1/2007	318,750.00	318,611.45
4170	California	92081	Investor	Single Family	360	357	83.39	83.39	6.400	4/1/2007	3/1/2037	2,736.50	2,736.50	6/1/2007	492,000.00	491,333.02
4171	Virginia	23185	Owner Occupied	Single Family	360	357	80.00	100.00	8.700	4/1/2007	3/1/2037	1,008.67	1,008.67	6/1/2007	128,800.00	128,473.10
4172	California	91911	Owner Occupied	Condominium	360	357	100.00	100.00	12.325	4/1/2007	3/1/2037	592.70	592.70	6/1/2007	56,250.00	56,204.64
4173	Virginia	23185	Owner Occupied	Single Family	360	357	100.00	100.00	11.475	4/1/2007	3/1/2037	318.26	318.26	6/1/2007	32,200.00	32,054.39
4174	Nevada	89031	Owner Occupied	Single Family	360	357	85.00	85.00	8.490	4/1/2007	3/1/2037	1,830.77	1,830.77	6/1/2007	255,000.00	254,845.21
4175	New York	11581	Owner Occupied	2 Family	360	357	76.64	76.64	7.070	4/1/2007	3/1/2037	2,488.91	2,488.91	6/1/2007	410,000.00	409,778.72
4176	Texas	78643	Owner Occupied	Single Family	360	357	74.85	74.86	6.250	4/1/2007	3/1/2037	788.12	788.12	6/1/2007	128,000.00	127,633.74
4177	Massachusetts	02368	Owner Occupied	Single Family	360	357	85.00	85.00	7.650	4/1/2007	3/1/2037	1,690.04	1,690.04	6/1/2007	259,250.00	259,137.32
4178	New York	11967	Owner Occupied	Single Family	360	357	90.00	90.00	6.990	4/1/2007	3/1/2037	2,122.81	2,122.81	6/1/2007	342,000.00	341,605.73
4179	Virginia	23434	Owner Occupied	Single Family	360	357	72.06	72.06	6.800	4/1/2007	3/1/2037	586.73	586.73	6/1/2007	90,000.00	89,768.51
4180	California	95148	Owner Occupied	Single Family	360	357	70.00	70.00	6.150	4/1/2007	3/1/2037	2,972.51	2,972.51	6/1/2007	553,000.00	552,582.72
4181	Minnesota	55016	Owner Occupied	Single Family	360	357	95.00	95.00	7.750	4/1/2007	3/1/2037	1,769.54	1,769.54	6/1/2007	247,000.00	246,473.62
4182	Florida	33193	Owner Occupied	Condominium	360	357	80.00	80.00	6.650	4/1/2007	3/1/2037	1,109.32	1,109.32	6/1/2007	172,800.00	172,342.31
4183	Florida	33016	Owner Occupied	Single Family	360	357	46.88	46.88	6.050	4/1/2007	3/1/2037	904.15	904.15	6/1/2007	150,000.00	149,052.04
4184	Alabama	35117	Owner Occupied	Single Family	360	356	90.00	100.00	9.650	3/1/2007	2/1/2037	1,908.93	1,908.93	6/1/2007	224,100.00	223,667.65
4185	Florida	33183	Owner Occupied	Single Family	360	357	80.00	80.00	7.400	4/1/2007	3/1/2037	2,175.74	2,175.74	6/1/2007	344,000.00	343,781.03
4186	Texas	77477	Owner Occupied	Single Family	360	357	80.00	80.00	5.990	4/1/2007	3/1/2037	1,317.60	1,317.60	6/1/2007	220,000.00	219,338.41
4187	Florida	33056	Owner Occupied	Single Family	360	357	49.00	49.00	6.150	4/1/2007	3/1/2037	743.26	743.26	6/1/2007	122,000.00	121,643.41
4188	Hawaii	96791	Investor	Single Family	360	357	80.00	80.00	8.300	4/1/2007	3/1/2037	3,149.02	3,149.02	6/1/2007	448,000.00	447,747.90
4189	California	92340	Owner Occupied	Single Family	360	357	71.57	71.58	5.990	4/1/2007	3/1/2037	1,866.11	1,866.11	6/1/2007	355,000.00	354,312.70
4190	New Jersey	08232	Owner Occupied	Single Family	360	357	70.00	70.00	8.600	4/1/2007	3/1/2037	1,086.42	1,086.42	6/1/2007	140,000.00	139,748.95
4191	Georgia	30083	Investor	Single Family	360	357	90.00	90.00	9.250	4/1/2007	3/1/2037	871.09	871.09	6/1/2007	105,885.00	105,719.05
4192	Georgia	31032	Owner Occupied	Single Family	360	357	85.00	85.00	10.250	4/1/2007	3/1/2037	2,155.57	2,155.57	6/1/2007	240,550.00	240,110.37
4193	California	92845	Owner Occupied	Single Family	360	357	80.00	100.00	6.650	4/1/2007	3/1/2037	3,059.23	3,059.23	6/1/2007	532,000.00	531,659.19
4194	California	92845	Owner Occupied	Single Family	360	357	100.00	100.00	10.300	4/1/2007	3/1/2037	1,196.76	1,196.76	6/1/2007	133,000.00	132,833.04
4195	Pennsylvania	18302	Owner Occupied	Single Family	360	357	95.00	95.00	7.700	4/1/2007	3/1/2037	1,445.37	1,445.37	6/1/2007	220,400.00	220,305.98
4196	New Jersey	08342	Owner Occupied	Single Family	360	357	80.00	80.00	9.200	4/1/2007	3/1/2037	1,586.17	1,586.17	6/1/2007	201,600.00	201,477.30
4197	Kansas	67010	Owner Occupied	Single Family	360	357	100.00	100.00	8.470	4/1/2007	3/1/2037	621.10	621.10	6/1/2007	81,000.00	80,850.83
4198	New Jersey	07748	Owner Occupied	Single Family	360	357	95.00	95.00	7.200	4/1/2007	3/1/2037	3,383.58	3,383.58	6/1/2007	532,000.00	531,421.80
4199	New Jersey	07090	Owner Occupied	Single Family	360	357	80.00	100.00	8.750	4/1/2007	3/1/2037	3,663.52	3,663.52	6/1/2007	496,000.00	495,858.42
4200	Arizona	85234	Owner Occupied	Single Family	360	357	84.67	84.67	5.990	4/1/2007	3/1/2037	1,335.19	1,335.19	6/1/2007	254,000.00	253,797.07

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
4201	Maryland	21651	Owner Occupied	Single Family	360	357	85.00	85.00	7.400	4/1/2007	3/1/2037	1,612.83	1,612.83	6/1/2007	255,000.00	254,878.26
4202	New Jersey	07090	Owner Occupied	Single Family	360	357	100.00	100.00	10.990	4/1/2007	3/1/2037	1,179.94	1,179.94	6/1/2007	124,000.00	123,865.86
4203	Maryland	20784	Owner Occupied	Single Family	360	357	50.85	50.85	8.250	4/1/2007	3/1/2037	1,126.90	1,126.90	6/1/2007	150,000.00	149,711.07
4204	Arizona	85040	Owner Occupied	Single Family	360	357	95.00	95.00	6.750	4/1/2007	3/1/2037	1,466.76	1,466.76	6/1/2007	251,750.00	251,597.14
4205	California	95648	Owner Occupied	Single Family	360	357	80.00	100.00	6.500	4/1/2007	3/1/2037	2,006.83	2,006.83	6/1/2007	356,000.00	355,763.23
4206	California	91941	Owner Occupied	Single Family	360	357	80.00	100.00	7.850	4/1/2007	3/1/2037	2,477.81	2,477.81	6/1/2007	371,200.00	371,050.40
4207	California	95648	Owner Occupied	Single Family	360	357	100.00	100.00	10.025	4/1/2007	3/1/2037	782.68	782.68	6/1/2007	89,000.00	88,881.53
4208	California	91941	Owner Occupied	Single Family	360	357	100.00	100.00	12.325	4/1/2007	3/1/2037	977.83	977.83	6/1/2007	92,800.00	92,725.14
4209	California	95648	Owner Occupied	Single Family	360	357	81.23	81.23	5.990	4/1/2007	3/1/2037	2,617.23	2,617.23	6/1/2007	437,000.00	435,594.01
4210	California	91941	Owner Occupied	Single Family	360	357	74.47	74.47	6.850	4/1/2007	3/1/2037	2,293.41	2,293.41	6/1/2007	350,000.00	349,108.45
4211	Utah	84123	Owner Occupied	Single Family	360	357	80.00	94.37	5.990	4/1/2007	3/1/2037	2,117.74	2,117.74	6/1/2007	353,600.00	352,536.64
4212	Connecticut	06010	Owner Occupied	Single Family	360	357	71.43	71.43	7.750	4/1/2007	3/1/2037	1,432.82	1,432.82	6/1/2007	200,000.00	199,573.81
4213	Utah	84123	Owner Occupied	Single Family	360	357	94.37	94.37	10.275	4/1/2007	3/1/2037	570.20	570.20	6/1/2007	63,500.00	63,419.87
4214	Maryland	21133	Owner Occupied	Single Family	360	357	87.65	87.65	9.650	4/1/2007	3/1/2037	2,538.42	2,538.42	6/1/2007	298,000.00	297,570.55
4215	Florida	33704	Owner Occupied	Single Family	360	357	66.67	66.67	8.000	4/1/2007	3/1/2037	733.76	733.76	6/1/2007	100,000.00	99,797.38
4216	Maryland	21244	Owner Occupied	Single Family	360	357	90.00	90.00	5.990	4/1/2007	3/1/2037	1,606.27	1,606.27	6/1/2007	268,200.00	267,229.63
4217	Florida	33710	Owner Occupied	Single Family	360	357	73.68	73.69	8.700	4/1/2007	3/1/2037	1,028.48	1,028.48	6/1/2007	140,000.00	139,959.26
4218	Maryland	21053	Owner Occupied	Single Family	360	357	78.89	78.89	8.300	4/1/2007	3/1/2037	2,846.77	2,846.77	6/1/2007	405,000.00	404,862.50
4219	Florida	34472	Investor	Single Family	360	357	80.00	80.00	10.750	4/1/2007	3/1/2037	1,023.10	1,023.10	6/1/2007	109,600.00	109,475.08
4220	New York	11210	Owner Occupied	Single Family	360	357	58.95	58.95	9.240	4/1/2007	3/1/2037	2,211.68	2,211.68	6/1/2007	280,000.00	279,831.67
4221	Minnesota	55060	Owner Occupied	Single Family	360	357	85.00	85.00	7.950	4/1/2007	3/1/2037	1,272.52	1,272.52	6/1/2007	174,250.00	173,893.31
4222	Maryland	21040	Owner Occupied	Single Family	360	357	69.70	69.70	7.600	4/1/2007	3/1/2037	894.25	894.25	6/1/2007	138,000.00	137,938.86
4223	Illinois	60619	Owner Occupied	2 Family	360	357	78.18	78.19	6.400	4/1/2007	3/1/2037	1,243.45	1,243.45	6/1/2007	215,000.00	214,708.10
4224	Texas	79938	Owner Occupied	Single Family	360	357	85.00	100.00	8.100	4/1/2007	3/1/2037	1,284.46	1,284.46	6/1/2007	173,400.00	173,055.66
4225	Texas	75087	Owner Occupied	Single Family	360	357	80.00	100.00	7.650	4/1/2007	3/1/2037	919.53	919.53	6/1/2007	129,600.00	129,226.71
4226	California	91911	Owner Occupied	Single Family	360	357	80.00	100.00	7.550	4/1/2007	3/1/2037	2,978.40	2,978.40	6/1/2007	462,400.00	462,191.29
4227	Maryland	20748	Owner Occupied	Single Family	360	357	89.87	89.88	7.850	4/1/2007	3/1/2037	2,369.68	2,369.68	6/1/2007	355,000.00	354,857.51
4228	California	92630	Owner Occupied	Single Family	360	357	75.00	75.00	6.250	4/1/2007	3/1/2037	3,433.33	3,433.33	6/1/2007	630,000.00	629,541.38
4229	Texas	75050	Owner Occupied	Single Family	360	357	80.00	80.00	5.990	4/1/2007	3/1/2037	2,381.26	2,381.26	6/1/2007	397,600.00	396,404.34
4230	California	91911	Owner Occupied	Single Family	360	357	100.00	100.00	10.175	4/1/2007	3/1/2037	1,029.45	1,029.45	6/1/2007	115,600.00	115,450.96
4231	Texas	75087	Owner Occupied	Single Family	360	357	100.00	100.00	9.990	4/1/2007	3/1/2037	284.09	284.09	6/1/2007	32,400.00	32,208.43
4232	California	93307	Investor	Single Family	360	357	90.00	90.00	8.300	4/1/2007	3/1/2037	1,698.57	1,698.57	6/1/2007	241,650.00	241,567.96
4233	Wisconsin	53222	Owner Occupied	Single Family	360	357	83.80	83.80	5.990	4/1/2007	3/1/2037	898.36	898.36	6/1/2007	150,000.00	149,548.92
4234	Georgia	30087	Owner Occupied	Single Family	360	357	90.00	90.00	9.100	4/1/2007	3/1/2037	689.92	689.92	6/1/2007	90,000.00	89,975.90
4235	Illinois	60047	Owner Occupied	Condominium	360	357	90.00	90.00	9.250	4/1/2007	3/1/2037	1,739.96	1,739.96	6/1/2007	211,500.00	211,168.52
4236	Florida	33625	Owner Occupied	Single Family	360	357	80.00	100.00	8.100	4/1/2007	3/1/2037	1,506.20	1,506.20	6/1/2007	219,200.00	219,119.66
4237	Nevada	89460	Owner Occupied	Single Family	360	357	80.00	100.00	7.550	4/1/2007	3/1/2037	1,324.30	1,324.30	6/1/2007	205,600.00	205,507.22
4238	Illinois	60441	Investor	Single Family	360	357	60.00	60.00	9.100	4/1/2007	3/1/2037	730.65	730.65	6/1/2007	90,000.00	89,854.45
4239	Florida	33875	Owner Occupied	Single Family	360	357	62.50	62.50	9.900	4/1/2007	3/1/2037	1,087.74	1,087.74	6/1/2007	125,000.00	124,829.12
4240	Nevada	89460	Owner Occupied	Single Family	360	357	100.00	100.00	12.125	4/1/2007	3/1/2037	533.66	533.66	6/1/2007	51,400.00	51,353.95

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
4241	New Jersey	08109	Owner Occupied	Single Family	360	357	95.00	95.00	9.550	4/1/2007	3/1/2037	2,859.75	2,859.75	6/1/2007	356,250.00	356,175.63
4242	Florida	33625	Owner Occupied	Single Family	360	357	100.00	100.00	11.500	4/1/2007	3/1/2037	542.68	542.68	6/1/2007	54,800.00	54,746.96
4243	Florida	33175	Owner Occupied	Condominium	360	357	84.62	84.62	6.450	4/1/2007	3/1/2037	1,280.18	1,280.18	6/1/2007	220,000.00	219,705.38
4244	Florida	33971	Owner Occupied	Single Family	360	357	95.00	95.00	9.650	4/1/2007	3/1/2037	1,824.40	1,824.40	6/1/2007	214,177.00	213,868.35
4245	Maryland	20772	Owner Occupied	Single Family	360	357	77.69	77.70	6.050	4/1/2007	3/1/2037	1,677.72	1,677.72	6/1/2007	303,000.00	302,547.45
4246	California	90262	Owner Occupied	Single Family	360	357	83.88	83.89	8.990	4/1/2007	3/1/2037	2,899.68	2,899.68	6/1/2007	360,700.00	360,102.27
4247	Florida	33810	Owner Occupied	Single Family	360	357	100.00	100.00	9.700	4/1/2007	3/1/2037	1,303.74	1,303.74	6/1/2007	160,000.00	159,968.52
4248	California	93230	Owner Occupied	Single Family	360	357	85.00	85.00	7.900	4/1/2007	3/1/2037	1,483.86	1,483.86	6/1/2007	221,000.00	220,912.60
4249	New York	11433	Owner Occupied	Single Family	360	357	59.20	59.20	6.500	4/1/2007	3/1/2037	1,251.45	1,251.45	6/1/2007	222,000.00	221,851.08
4250	New Jersey	08759	Owner Occupied	Single Family	360	357	90.00	95.00	6.400	4/1/2007	3/1/2037	2,552.95	2,552.95	6/1/2007	459,000.00	458,683.47
4251	New Jersey	08759	Owner Occupied	Single Family	360	357	95.00	95.00	13.100	4/1/2007	3/1/2037	284.08	284.08	6/1/2007	25,500.00	25,482.70
4252	California	90745	Owner Occupied	Condominium	360	357	85.00	99.96	5.990	4/1/2007	3/1/2037	2,747.92	2,747.92	6/1/2007	522,750.00	522,330.55
4253	New Jersey	07052	Owner Occupied	Single Family	360	357	80.00	80.00	9.150	4/1/2007	3/1/2037	2,505.37	2,505.37	6/1/2007	320,000.00	319,802.39
4254	California	90745	Owner Occupied	Condominium	360	357	99.96	99.96	10.025	4/1/2007	3/1/2037	809.07	809.07	6/1/2007	92,000.00	91,874.71
4255	Florida	33056	Owner Occupied	Single Family	360	357	90.00	90.00	10.300	4/1/2007	3/1/2037	1,981.62	1,981.62	6/1/2007	229,500.00	229,464.45
4256	Oregon	97062	Owner Occupied	Single Family	360	357	85.00	85.00	10.050	4/1/2007	3/1/2037	2,494.43	2,494.43	6/1/2007	283,050.00	282,675.22
4257	California	91007	Owner Occupied	Single Family	360	357	78.95	78.95	6.500	4/1/2007	3/1/2037	4,227.88	4,227.88	6/1/2007	750,000.00	748,880.38
4258	Massachusetts	01830	Owner Occupied	Condominium	360	357	80.00	100.00	6.750	4/1/2007	3/1/2037	918.22	918.22	6/1/2007	157,600.00	157,504.30
4259	California	95035	Owner Occupied	Single Family	360	357	90.00	90.00	6.850	4/1/2007	3/1/2037	3,744.81	3,744.81	6/1/2007	571,500.00	569,843.66
4260	California	92240	Investor	3 Family	360	357	70.00	70.00	7.550	4/1/2007	3/1/2037	1,869.03	1,869.03	6/1/2007	266,000.00	265,070.71
4261	Georgia	30310	Owner Occupied	Single Family	360	357	90.00	90.00	8.900	4/1/2007	3/1/2037	1,198.55	1,198.55	6/1/2007	150,300.00	150,046.66
4262	Massachusetts	01830	Owner Occupied	Condominium	360	357	100.00	100.00	10.175	4/1/2007	3/1/2037	350.87	350.87	6/1/2007	39,400.00	39,349.20
4263	Illinois	60639	Owner Occupied	2 Family	360	357	89.83	89.84	6.100	4/1/2007	3/1/2037	1,927.06	1,927.06	6/1/2007	318,000.00	317,040.34
4264	Tennessee	37075	Owner Occupied	Single Family	360	357	85.00	85.00	10.250	4/1/2007	3/1/2037	3,998.09	3,998.09	6/1/2007	446,165.00	445,557.88
4265	California	95363	Owner Occupied	Single Family	360	357	85.00	85.00	6.250	4/1/2007	3/1/2037	1,723.20	1,723.20	6/1/2007	316,200.00	315,969.83
4266	Washington	98271	Owner Occupied	Single Family	360	357	85.00	85.00	7.200	4/1/2007	3/1/2037	1,594.44	1,594.44	6/1/2007	258,400.00	258,250.30
4267	California	91605	Investor	Single Family	360	357	78.74	78.75	7.875	4/1/2007	3/1/2037	3,347.36	3,347.36	6/1/2007	500,000.00	499,800.37
4268	California	90006	Owner Occupied	Condominium	360	357	90.00	90.00	6.400	4/1/2007	3/1/2037	2,322.69	2,322.69	6/1/2007	417,600.00	417,312.00
4269	Colorado	80228	Owner Occupied	Single Family	180	177	95.00	95.00	13.600	4/1/2007	3/1/2022	241.42	241.42	6/1/2007	18,500.00	18,403.66
4270	Arizona	85710	Owner Occupied	Single Family	360	357	95.00	95.00	8.800	4/1/2007	3/1/2037	1,914.44	1,914.44	6/1/2007	242,250.00	241,833.14
4271	New York	11212	Owner Occupied	Single Family	360	357	84.02	84.03	6.450	4/1/2007	3/1/2037	1,707.86	1,707.86	6/1/2007	305,000.00	304,530.32
4272	Texas	77336	Owner Occupied	Single Family	360	357	80.00	80.00	7.100	4/1/2007	3/1/2037	1,666.64	1,666.64	6/1/2007	248,000.00	247,096.09
4273	Maryland	21225	Owner Occupied	Single Family	360	357	69.29	69.29	9.200	4/1/2007	3/1/2037	751.35	751.35	6/1/2007	97,000.00	96,976.78
4274	South Carolina	29445	Owner Occupied	Single Family	180	177	79.30	79.30	5.990	4/1/2007	3/1/2022	1,517.97	1,517.97	6/1/2007	180,000.00	176,678.98
4275	New Jersey	07111	Owner Occupied	Single Family	360	357	79.61	79.61	6.650	4/1/2007	3/1/2037	1,210.24	1,210.24	6/1/2007	203,000.00	202,742.74
4276	Vermont	05701	Owner Occupied	Single Family	360	357	64.15	64.16	7.350	4/1/2007	3/1/2037	585.63	585.63	6/1/2007	85,000.00	84,803.80
4277	Florida	32937	Owner Occupied	Single Family	360	357	75.00	75.00	7.100	4/1/2007	3/1/2037	1,411.27	1,411.27	6/1/2007	210,000.00	209,490.69
4278	Florida	33177	Owner Occupied	Single Family	360	357	83.33	83.34	6.850	4/1/2007	3/1/2037	3,246.28	3,246.28	6/1/2007	550,000.00	549,678.07
4279	Illinois	61019	Owner Occupied	Single Family	360	357	80.00	100.00	8.250	4/1/2007	3/1/2037	1,472.48	1,472.48	6/1/2007	196,000.00	195,446.97
4280	California	93905	Owner Occupied	Single Family	360	357	61.61	61.61	7.300	4/1/2007	3/1/2037	2,219.52	2,219.52	6/1/2007	345,000.00	344,553.06

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
4281	Texas	79938	Owner Occupied	Single Family	360	357	100.00	100.00	11.725	4/1/2007	3/1/2037	308.29	308.29	6/1/2007	30,600.00	30,571.82
4282	California	91763	Owner Occupied	Single Family	360	357	85.00	85.00	6.450	4/1/2007	3/1/2037	1,800.39	1,800.39	6/1/2007	309,400.00	308,985.69
4283	California	95363	Owner Occupied	Single Family	360	357	85.00	85.00	8.000	4/1/2007	3/1/2037	1,832.15	1,832.15	6/1/2007	263,500.00	263,272.04
4284	Florida	32825	Owner Occupied	Single Family	360	357	85.00	85.00	8.150	4/1/2007	3/1/2037	1,439.16	1,439.16	6/1/2007	208,250.00	208,175.11
4285	Georgia	30705	Owner Occupied	Single Family	360	357	100.00	100.00	9.200	4/1/2007	3/1/2037	1,257.25	1,257.25	6/1/2007	153,500.00	153,256.90
4286	Florida	33770	Owner Occupied	Single Family	360	357	83.62	83.62	5.990	4/1/2007	3/1/2037	1,176.85	1,176.85	6/1/2007	196,500.00	195,864.86
4287	New York	11207	Owner Occupied	4 Family	360	357	83.15	83.15	8.200	4/1/2007	3/1/2037	3,669.67	3,669.67	6/1/2007	528,000.00	527,813.72
4288	Florida	33617	Owner Occupied	Single Family	360	357	85.00	85.00	7.450	4/1/2007	3/1/2037	1,419.42	1,419.42	6/1/2007	204,000.00	203,538.39
4289	Maryland	21817	Owner Occupied	Single Family	360	357	84.21	84.22	6.450	4/1/2007	3/1/2037	895.93	895.93	6/1/2007	160,000.00	159,759.82
4290	Virginia	22849	Owner Occupied	Single Family	360	357	84.67	84.67	6.600	4/1/2007	3/1/2037	811.10	811.10	6/1/2007	127,000.00	126,318.81
4291	Florida	33813	Owner Occupied	Single Family	360	357	80.00	80.00	9.700	4/1/2007	3/1/2037	1,266.12	1,266.12	6/1/2007	148,000.00	147,788.94
4292	Indiana	46236	Owner Occupied	Single Family	360	357	90.00	90.00	7.850	4/1/2007	3/1/2037	2,604.01	2,604.01	6/1/2007	360,000.00	359,176.63
4293	California	91214	Owner Occupied	Single Family	360	357	67.86	67.87	6.450	4/1/2007	3/1/2037	3,093.61	3,093.61	6/1/2007	492,000.00	490,324.52
4294	California	91737	Owner Occupied	Single Family	360	357	70.00	70.00	7.200	4/1/2007	3/1/2037	3,516.12	3,516.12	6/1/2007	518,000.00	516,768.28
4295	Illinois	60950	Owner Occupied	Single Family	360	357	78.79	78.79	7.990	4/1/2007	3/1/2037	902.93	902.93	6/1/2007	130,000.00	129,887.20
4296	California	92555	Owner Occupied	Single Family	360	357	88.64	88.64	7.950	4/1/2007	3/1/2037	2,633.86	2,633.86	6/1/2007	390,000.00	389,848.67
4297	Alabama	36870	Owner Occupied	Single Family	360	357	95.00	95.00	9.550	4/1/2007	3/1/2037	2,005.70	2,005.70	6/1/2007	237,500.00	237,150.44
4298	Illinois	60805	Owner Occupied	Single Family	360	357	75.00	75.00	8.250	4/1/2007	3/1/2037	1,339.01	1,339.01	6/1/2007	187,500.00	187,349.12
4299	Florida	34212	Owner Occupied	Single Family	360	357	71.79	71.79	6.300	4/1/2007	3/1/2037	2,488.27	2,488.27	6/1/2007	402,000.00	400,848.88
4300	Tennessee	37207	Owner Occupied	Single Family	360	357	86.86	86.86	8.550	4/1/2007	3/1/2037	939.31	939.31	6/1/2007	121,600.00	121,318.15
4301	Florida	33027	Owner Occupied	Single Family	360	357	95.00	95.00	9.700	4/1/2007	3/1/2037	4,218.82	4,218.82	6/1/2007	517,750.00	517,648.16
4302	Florida	34953	Owner Occupied	Single Family	360	357	80.00	80.00	8.800	4/1/2007	3/1/2037	2,339.13	2,339.13	6/1/2007	295,990.00	295,480.67
4303	New York	11208	Owner Occupied	2 Family	360	357	70.00	70.00	6.200	4/1/2007	3/1/2037	2,273.23	2,273.23	6/1/2007	420,000.00	419,688.71
4304	California	95006	Owner Occupied	Single Family	360	357	80.00	100.00	7.150	4/1/2007	3/1/2037	3,041.45	3,041.45	6/1/2007	496,000.00	495,740.10
4305	Massachusetts	02554	Owner Occupied	Single Family	360	357	27.08	27.09	6.220	4/1/2007	3/1/2037	1,763.89	1,763.89	6/1/2007	325,000.00	324,760.84
4306	Florida	33183	Owner Occupied	Single Family	360	357	85.00	85.00	7.100	4/1/2007	3/1/2037	2,142.10	2,142.10	6/1/2007	318,750.00	317,875.77
4307	West Virginia	25526	Owner Occupied	Single Family	360	357	100.00	100.00	8.350	4/1/2007	3/1/2037	1,478.70	1,478.70	6/1/2007	195,000.00	194,631.97
4308	Virginia	23225	Owner Occupied	Single Family	360	357	65.22	65.22	6.450	4/1/2007	3/1/2037	471.59	471.59	6/1/2007	75,000.00	74,793.51
4309	California	90044	Owner Occupied	Single Family	360	357	62.77	62.78	7.150	4/1/2007	3/1/2037	1,778.27	1,778.27	6/1/2007	290,000.00	289,848.04
4310	California	92008	Owner Occupied	Single Family	360	357	70.00	70.00	6.490	4/1/2007	3/1/2037	3,049.71	3,049.71	6/1/2007	483,000.00	481,680.43
4311	California	93534	Owner Occupied	Single Family	360	357	83.74	83.75	6.950	4/1/2007	3/1/2037	1,527.07	1,527.07	6/1/2007	255,421.00	255,273.93
4312	Florida	33172	Owner Occupied	Condominium	360	357	83.27	83.27	6.750	4/1/2007	3/1/2037	1,323.14	1,323.14	6/1/2007	204,000.00	203,470.11
4313	California	95006	Owner Occupied	Single Family	360	357	100.00	100.00	10.300	4/1/2007	3/1/2037	1,115.78	1,115.78	6/1/2007	124,000.00	123,844.33
4314	California	92024	Owner Occupied	Single Family	360	357	85.00	95.00	6.250	4/1/2007	3/1/2037	3,590.01	3,590.01	6/1/2007	658,750.00	658,270.45
4315	Pennsylvania	19136	Owner Occupied	Single Family	360	357	90.00	90.00	8.900	4/1/2007	3/1/2037	1,435.39	1,435.39	6/1/2007	180,000.00	179,654.60
4316	California	92024	Owner Occupied	Single Family	360	357	95.00	95.00	10.300	4/1/2007	3/1/2037	697.36	697.36	6/1/2007	77,500.00	77,402.71
4317	Florida	33132	Owner Occupied	Condominium	360	357	80.00	100.00	7.050	4/1/2007	3/1/2037	2,246.71	2,246.71	6/1/2007	336,000.00	335,177.06
4318	California	95330	Owner Occupied	Single Family	360	357	90.00	90.00	6.600	4/1/2007	3/1/2037	2,398.44	2,398.44	6/1/2007	419,850.00	419,476.03
4319	Illinois	60453	Owner Occupied	Single Family	360	357	80.00	80.00	6.800	4/1/2007	3/1/2037	1,011.79	1,011.79	6/1/2007	155,200.00	154,800.78
4320	Florida	33132	Owner Occupied	Condominium	360	357	100.00	100.00	10.175	4/1/2007	3/1/2037	748.05	748.05	6/1/2007	84,000.00	83,891.69

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
4321	New York	11953	Owner Occupied	Single Family	360	357	85.00	85.00	7.750	4/1/2007	3/1/2037	1,948.64	1,948.64	6/1/2007	272,000.00	271,420.36
4322	Florida	33610	Owner Occupied	Single Family	360	357	100.00	100.00	7.900	4/1/2007	3/1/2037	886.29	886.29	6/1/2007	132,000.00	131,947.79
4323	Maryland	21207	Owner Occupied	Single Family	360	357	89.80	89.81	6.970	4/1/2007	3/1/2037	1,518.93	1,518.93	6/1/2007	229,000.00	228,154.05
4324	California	92703	Owner Occupied	Single Family	360	357	45.79	45.79	8.500	4/1/2007	3/1/2037	2,030.67	2,030.67	6/1/2007	277,000.00	276,792.78
4325	New York	11703	Owner Occupied	Single Family	360	357	70.00	70.00	5.990	4/1/2007	3/1/2037	1,471.86	1,471.86	6/1/2007	280,000.00	279,769.09
4326	California	90003	Owner Occupied	Single Family	360	357	73.17	73.18	6.350	4/1/2007	3/1/2037	1,657.35	1,657.35	6/1/2007	300,000.00	299,789.34
4327	California	91737	Owner Occupied	Single Family	360	357	78.28	78.28	5.990	4/1/2007	3/1/2037	4,396.13	4,396.13	6/1/2007	800,000.00	796,361.90
4328	California	93309	Owner Occupied	Single Family	360	357	79.89	79.90	8.990	4/1/2007	3/1/2037	1,415.96	1,415.96	6/1/2007	183,750.00	183,631.01
4329	Illinois	60417	Owner Occupied	Single Family	360	357	86.59	86.59	8.100	4/1/2007	3/1/2037	2,439.33	2,439.33	6/1/2007	355,000.00	354,869.89
4330	Maryland	20736	Owner Occupied	Single Family	360	357	90.00	90.00	6.500	4/1/2007	3/1/2037	2,181.58	2,181.58	6/1/2007	387,000.00	386,742.62
4331	Florida	33071	Owner Occupied	Condominium	360	357	72.46	72.46	7.900	4/1/2007	3/1/2037	1,386.50	1,386.50	6/1/2007	206,500.00	206,418.34
4332	Georgia	30223	Owner Occupied	Single Family	360	357	80.00	100.00	8.350	4/1/2007	3/1/2037	706.86	706.86	6/1/2007	100,000.00	99,966.69
4333	Georgia	30223	Owner Occupied	Single Family	360	357	100.00	100.00	11.475	4/1/2007	3/1/2037	247.10	247.10	6/1/2007	25,000.00	24,975.66
4334	Colorado	80010	Owner Occupied	Single Family	360	357	100.00	100.00	8.320	4/1/2007	3/1/2037	1,187.07	1,187.07	6/1/2007	165,000.00	164,869.89
4335	Florida	33176	Owner Occupied	Single Family	360	357	80.00	100.00	8.300	4/1/2007	3/1/2037	1,225.87	1,225.87	6/1/2007	174,400.00	174,340.78
4336	South Carolina	29690	Owner Occupied	Single Family	360	357	80.00	80.00	7.690	4/1/2007	3/1/2037	1,152.83	1,152.83	6/1/2007	176,000.00	175,924.64
4337	New York	12065	Owner Occupied	Single Family	360	357	80.00	100.00	8.850	4/1/2007	3/1/2037	1,367.15	1,367.15	6/1/2007	183,120.00	183,069.71
4338	Florida	32433	Owner Occupied	Single Family	360	357	100.00	100.00	8.750	4/1/2007	3/1/2037	992.03	992.03	6/1/2007	126,100.00	125,864.70
4339	New York	12065	Owner Occupied	Single Family	360	357	100.00	100.00	12.325	4/1/2007	3/1/2037	482.38	482.38	6/1/2007	45,780.00	45,743.08
4340	Indiana	46118	Owner Occupied	Single Family	360	357	80.00	100.00	8.200	4/1/2007	3/1/2037	652.04	652.04	6/1/2007	87,200.00	87,030.33
4341	Virginia	23222	Owner Occupied	Single Family	360	357	78.23	78.23	7.500	4/1/2007	3/1/2037	678.24	678.24	6/1/2007	97,000.00	96,782.68
4342	Florida	33176	Owner Occupied	Single Family	360	357	100.00	100.00	12.325	4/1/2007	3/1/2037	459.41	459.41	6/1/2007	43,600.00	43,564.84
4343	North Carolina	28906	Owner Occupied	Single Family	360	357	30.53	30.54	8.450	4/1/2007	3/1/2037	612.30	612.30	6/1/2007	80,000.00	79,852.06
4344	Florida	33032	Owner Occupied	Single Family	360	357	60.00	60.00	8.350	4/1/2007	3/1/2037	1,023.72	1,023.72	6/1/2007	135,000.00	134,744.84
4345	South Carolina	29568	Owner Occupied	Single Family	360	357	85.00	85.00	6.750	4/1/2007	3/1/2037	1,157.75	1,157.75	6/1/2007	178,500.00	178,036.34
4346	Virginia	23233	Owner Occupied	Single Family	360	357	77.44	77.45	7.350	4/1/2007	3/1/2037	2,294.28	2,294.28	6/1/2007	333,000.00	332,231.36
4347	Washington	99016	Owner Occupied	Single Family	360	357	90.00	90.00	9.100	4/1/2007	3/1/2037	1,885.07	1,885.07	6/1/2007	232,200.00	231,824.51
4348	Indiana	46118	Owner Occupied	Single Family	180	177	100.00	100.00	11.480	4/1/2007	3/1/2022	254.39	254.39	6/1/2007	21,800.00	21,661.16
4349	Hawaii	96818	Owner Occupied	Single Family	360	357	80.00	80.00	6.800	4/1/2007	3/1/2037	2,861.76	2,861.76	6/1/2007	488,000.00	487,609.08
4350	Maryland	20735	Owner Occupied	Single Family	360	357	78.86	78.86	7.450	4/1/2007	3/1/2037	1,806.09	1,806.09	6/1/2007	276,000.00	275,720.51
4351	Tennessee	38109	Owner Occupied	Single Family	360	357	90.00	90.00	9.400	4/1/2007	3/1/2037	495.14	495.14	6/1/2007	59,400.00	59,309.78
4352	Minnesota	55020	Owner Occupied	Single Family	360	357	90.00	90.00	7.300	4/1/2007	3/1/2037	3,393.58	3,393.58	6/1/2007	495,000.00	493,846.01
4353	Florida	34743	Owner Occupied	Single Family	360	357	80.00	80.00	5.950	4/1/2007	3/1/2037	1,049.56	1,049.56	6/1/2007	176,000.00	175,466.69
4354	Pennsylvania	19007	Owner Occupied	Single Family	360	357	80.00	100.00	7.750	4/1/2007	3/1/2037	1,261.22	1,261.22	6/1/2007	186,400.00	186,226.72
4355	California	92264	Owner Occupied	Single Family	360	357	90.00	90.00	6.150	4/1/2007	3/1/2037	2,083.56	2,083.56	6/1/2007	342,000.00	341,002.47
4356	California	90631	Owner Occupied	Single Family	360	357	80.00	80.00	6.900	4/1/2007	3/1/2037	2,898.94	2,898.94	6/1/2007	488,000.00	487,719.58
4357	Florida	33417	Owner Occupied	Single Family	360	357	80.00	80.00	7.450	4/1/2007	3/1/2037	1,475.08	1,475.08	6/1/2007	212,000.00	211,520.30
4358	Florida	33430	Owner Occupied	Single Family	360	357	65.00	65.00	10.750	4/1/2007	3/1/2037	1,820.29	1,820.29	6/1/2007	195,000.00	194,777.77
4359	Florida	34606	Owner Occupied	Single Family	360	357	90.00	90.00	7.950	4/1/2007	3/1/2037	1,112.30	1,112.30	6/1/2007	164,700.00	164,633.98
4360	Pennsylvania	19007	Owner Occupied	Single Family	360	357	100.00	100.00	10.275	4/1/2007	3/1/2037	418.45	418.45	6/1/2007	46,600.00	46,541.19

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
4361	Virginia	22033	Owner Occupied	Single Family	360	357	74.42	74.42	6.100	4/1/2007	3/1/2037	3,416.38	3,416.38	6/1/2007	640,000.00	639,256.23
4362	Illinois	60051	Owner Occupied	Single Family	360	357	80.00	100.00	6.500	4/1/2007	3/1/2037	1,986.16	1,986.16	6/1/2007	314,232.00	313,195.43
4363	Idaho	83204	Owner Occupied	Single Family	360	357	74.07	74.08	8.750	4/1/2007	3/1/2037	812.47	812.47	6/1/2007	110,000.00	109,968.61
4364	Illinois	60051	Owner Occupied	Single Family	360	357	100.00	100.00	9.825	4/1/2007	3/1/2037	679.27	679.27	6/1/2007	78,558.00	78,386.18
4365	Illinois	60586	Owner Occupied	Single Family	360	357	95.00	95.00	8.550	4/1/2007	3/1/2037	1,797.90	1,797.90	6/1/2007	232,750.00	232,328.34
4366	California	93720	Owner Occupied	Single Family	360	357	90.00	90.00	6.750	4/1/2007	3/1/2037	2,412.07	2,412.07	6/1/2007	414,000.00	413,748.63
4367	Florida	34787	Owner Occupied	Single Family	360	357	100.00	100.00	8.000	4/1/2007	3/1/2037	2,613.16	2,613.16	6/1/2007	375,825.00	375,499.86
4368	Virginia	23112	Owner Occupied	Single Family	360	357	80.00	100.00	6.990	4/1/2007	3/1/2037	1,430.29	1,430.29	6/1/2007	215,200.00	214,666.65
4369	California	94960	Owner Occupied	Single Family	360	357	77.84	77.84	6.100	4/1/2007	3/1/2037	3,843.43	3,843.43	6/1/2007	720,000.00	719,446.91
4370	Virginia	23112	Owner Occupied	Single Family	360	357	100.00	100.00	10.025	4/1/2007	3/1/2037	473.13	473.13	6/1/2007	53,800.00	53,728.38
4371	Georgia	30039	Owner Occupied	Single Family	360	357	100.00	100.00	9.750	4/1/2007	3/1/2037	1,007.08	1,007.08	6/1/2007	121,400.00	121,337.39
4372	Illinois	61019	Owner Occupied	Single Family	360	357	100.00	100.00	12.325	4/1/2007	3/1/2037	516.31	516.31	6/1/2007	49,000.00	48,706.82
4373	California	90277	Owner Occupied	Condominium	360	357	84.79	84.80	6.000	4/1/2007	3/1/2037	2,700.46	2,700.46	6/1/2007	513,000.00	512,591.58
4374	Florida	33411	Owner Occupied	Single Family	360	357	50.77	50.78	5.990	4/1/2007	3/1/2037	1,179.85	1,179.85	6/1/2007	197,000.00	196,407.58
4375	Maryland	20646	Owner Occupied	Single Family	360	357	89.95	89.95	6.150	4/1/2007	3/1/2037	1,803.39	1,803.39	6/1/2007	335,500.00	335,246.85
4376	Washington	98011	Owner Occupied	Single Family	360	357	85.00	85.00	6.990	4/1/2007	3/1/2037	3,389.62	3,389.62	6/1/2007	510,000.00	508,704.73
4377	Florida	34984	Owner Occupied	Single Family	360	357	100.00	100.00	11.475	4/1/2007	3/1/2037	376.57	376.57	6/1/2007	38,100.00	38,062.93
4378	Georgia	30107	Owner Occupied	Single Family	360	357	85.00	100.00	7.690	4/1/2007	3/1/2037	1,023.18	1,023.18	6/1/2007	143,650.00	143,340.16
4379	New York	11356	Owner Occupied	Single Family	360	357	71.80	71.80	6.350	4/1/2007	3/1/2037	2,233.83	2,233.83	6/1/2007	359,000.00	357,992.32
4380	California	93657	Owner Occupied	Single Family	360	357	80.00	80.00	6.990	4/1/2007	3/1/2037	1,105.70	1,105.70	6/1/2007	184,000.00	183,897.70
4381	California	94947	Owner Occupied	Single Family	360	357	70.00	70.00	6.050	4/1/2007	3/1/2037	2,999.98	2,999.98	6/1/2007	497,700.00	496,220.34
4382	Maryland	21040	Owner Occupied	Single Family	360	357	100.00	100.00	10.275	4/1/2007	3/1/2037	637.55	637.55	6/1/2007	71,000.00	70,910.40
4383	Georgia	30228	Owner Occupied	Single Family	360	357	95.00	95.00	9.550	4/1/2007	3/1/2037	1,112.76	1,112.76	6/1/2007	131,765.00	131,571.07
4384	Georgia	30016	Owner Occupied	Single Family	360	357	80.00	100.00	8.700	4/1/2007	3/1/2037	1,061.93	1,061.93	6/1/2007	135,600.00	135,361.79
4385	Massachusetts	01852	Owner Occupied	Single Family	360	357	91.89	91.89	7.950	4/1/2007	3/1/2037	1,892.67	1,892.67	6/1/2007	280,250.00	280,141.25
4386	Georgia	30016	Owner Occupied	Single Family	360	357	100.00	100.00	11.475	4/1/2007	3/1/2037	335.06	335.06	6/1/2007	33,900.00	33,867.01
4387	California	93560	Owner Occupied	Single Family	360	357	80.00	100.00	8.100	4/1/2007	3/1/2037	1,704.10	1,704.10	6/1/2007	248,000.00	247,909.09
4388	Georgia	30005	Owner Occupied	Single Family	360	357	80.00	100.00	7.850	4/1/2007	3/1/2037	2,572.14	2,572.14	6/1/2007	376,000.00	375,420.01
4389	Maryland	20735	Owner Occupied	Single Family	360	357	80.00	100.00	6.800	4/1/2007	3/1/2037	1,641.99	1,641.99	6/1/2007	280,000.00	279,833.09
4390	Georgia	30005	Owner Occupied	Single Family	360	357	100.00	100.00	10.300	4/1/2007	3/1/2037	845.83	845.83	6/1/2007	94,000.00	93,023.74
4391	California	93560	Owner Occupied	Single Family	360	357	100.00	100.00	11.475	4/1/2007	3/1/2037	612.80	612.80	6/1/2007	62,000.00	61,939.65
4392	Florida	33179	Owner Occupied	Single Family	360	357	65.00	65.00	8.250	4/1/2007	3/1/2037	1,230.10	1,230.10	6/1/2007	172,250.00	172,111.51
4393	New Jersey	07463	Owner Occupied	Single Family	360	357	52.78	52.79	5.990	4/1/2007	3/1/2037	2,497.45	2,497.45	6/1/2007	417,000.00	415,462.72
4394	Wisconsin	53223	Owner Occupied	Single Family	360	357	80.00	100.00	7.400	4/1/2007	3/1/2037	1,140.01	1,140.01	6/1/2007	175,200.00	175,020.07
4395	Maryland	21874	Owner Occupied	Single Family	360	357	77.63	77.63	8.550	4/1/2007	3/1/2037	1,768.93	1,768.93	6/1/2007	229,000.00	228,483.71
4396	Washington	98374	Owner Occupied	Single Family	360	357	88.78	88.79	6.600	4/1/2007	3/1/2037	2,097.99	2,097.99	6/1/2007	328,500.00	327,621.47
4397	Illinois	60639	Owner Occupied	Single Family	360	357	88.92	88.92	6.600	4/1/2007	3/1/2037	2,356.65	2,356.65	6/1/2007	369,000.00	368,015.16
4398	Colorado	80022	Owner Occupied	Single Family	360	357	80.00	100.00	7.650	4/1/2007	3/1/2037	2,085.55	2,085.55	6/1/2007	319,920.00	319,780.94
4399	Colorado	80022	Owner Occupied	Single Family	360	357	100.00	100.00	11.725	4/1/2007	3/1/2037	805.79	805.79	6/1/2007	79,980.00	79,906.32
4400	California	91762	Owner Occupied	Single Family	360	357	80.00	100.00	7.300	4/1/2007	3/1/2037	2,199.13	2,199.13	6/1/2007	352,000.00	351,825.55

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
4401	Wisconsin	53223	Owner Occupied	Single Family	360	357	100.00	100.00	11.500	4/1/2007	3/1/2037	433.75	433.75	6/1/2007	43,800.00	43,757.60
4402	New Jersey	08330	Owner Occupied	Single Family	360	357	70.00	70.00	11.800	4/1/2007	3/1/2037	1,900.85	1,900.85	6/1/2007	187,600.00	187,429.98
4403	Florida	33756	Owner Occupied	Single Family	360	357	80.00	80.00	8.450	4/1/2007	3/1/2037	1,283.56	1,283.56	6/1/2007	176,000.00	175,866.38
4404	Florida	33772	Owner Occupied	Single Family	240	237	100.00	100.00	7.650	4/1/2007	3/1/2027	1,711.06	1,711.06	6/1/2007	210,000.00	208,472.10
4405	New Hampshire	03851	Owner Occupied	Single Family	360	357	75.00	75.00	5.990	4/1/2007	3/1/2037	1,325.08	1,325.08	6/1/2007	221,250.00	220,584.67
4406	Florida	33175	Owner Occupied	Single Family	360	357	88.09	88.09	8.900	4/1/2007	3/1/2037	3,161.60	3,161.60	6/1/2007	414,000.00	413,724.66
4407	New Jersey	08091	Owner Occupied	Single Family	360	357	64.29	64.29	9.500	4/1/2007	3/1/2037	1,513.54	1,513.54	6/1/2007	180,000.00	179,732.27
4408	California	93722	Owner Occupied	Single Family	360	357	80.00	100.00	7.700	4/1/2007	3/1/2037	1,783.76	1,783.76	6/1/2007	272,000.00	271,883.98
4409	California	93722	Owner Occupied	Single Family	360	357	100.00	100.00	11.475	4/1/2007	3/1/2037	672.10	672.10	6/1/2007	68,000.00	67,933.82
4410	Georgia	30107	Owner Occupied	Single Family	120	117	100.00	100.00	11.450	4/1/2007	3/1/2017	355.68	355.68	6/1/2007	25,350.00	25,005.34
4411	Virginia	23803	Owner Occupied	Single Family	360	357	85.00	85.00	9.880	4/1/2007	3/1/2037	1,535.89	1,535.89	6/1/2007	176,800.00	176,557.30
4412	Illinois	60565	Owner Occupied	Single Family	360	357	75.00	75.00	8.500	4/1/2007	3/1/2037	1,499.38	1,499.38	6/1/2007	195,000.00	194,614.62
4413	California	93424	Owner Occupied	Condominium	360	357	100.00	100.00	10.775	4/1/2007	3/1/2037	1,262.74	1,262.74	6/1/2007	135,000.00	134,846.98
4414	New York	11207	Owner Occupied	2 Family	360	357	80.00	80.00	8.250	4/1/2007	3/1/2037	3,485.88	3,485.88	6/1/2007	464,000.00	463,106.25
4415	Washington	98203	Owner Occupied	Single Family	360	357	80.00	100.00	7.650	4/1/2007	3/1/2037	1,841.59	1,841.59	6/1/2007	275,200.00	274,936.75
4416	California	94041	Owner Occupied	Single Family	360	357	59.64	59.65	5.990	4/1/2007	3/1/2037	2,633.59	2,633.59	6/1/2007	501,000.00	500,599.72
4417	Maryland	21207	Owner Occupied	Single Family	360	357	68.65	68.65	7.750	4/1/2007	3/1/2037	1,074.62	1,074.62	6/1/2007	150,000.00	149,680.33
4418	Washington	98203	Owner Occupied	Single Family	360	357	100.00	100.00	11.475	4/1/2007	3/1/2037	680.01	680.01	6/1/2007	68,800.00	68,733.04
4419	Arizona	86401	Owner Occupied	Single Family	360	357	90.00	90.00	7.650	4/1/2007	3/1/2037	1,395.55	1,395.55	6/1/2007	214,075.00	213,981.14
4420	Connecticut	06010	Owner Occupied	2 Family	360	357	84.27	84.27	7.250	4/1/2007	3/1/2037	1,023.26	1,023.26	6/1/2007	150,000.00	149,646.84
4421	Georgia	30117	Owner Occupied	Single Family	360	357	95.00	95.00	9.550	4/1/2007	3/1/2037	648.21	648.21	6/1/2007	80,750.00	80,719.55
4422	Texas	76502	Owner Occupied	Single Family	360	357	80.00	100.00	6.850	4/1/2007	3/1/2037	803.73	803.73	6/1/2007	140,800.00	140,800.00
4423	Maryland	20735	Owner Occupied	Single Family	360	357	100.00	100.00	12.575	4/1/2007	3/1/2037	751.16	751.16	6/1/2007	70,000.00	69,946.59
4424	California	92101	Owner Occupied	Condominium	360	357	80.00	100.00	8.950	4/1/2007	3/1/2037	2,088.33	2,088.33	6/1/2007	280,000.00	280,000.00
4425	Arizona	85712	Owner Occupied	Single Family	360	357	80.00	80.00	10.450	4/1/2007	3/1/2037	1,311.84	1,311.84	6/1/2007	144,000.00	143,824.97
4426	California	92101	Owner Occupied	Condominium	360	357	100.00	100.00	11.475	4/1/2007	3/1/2037	691.87	691.87	6/1/2007	70,000.00	69,931.87
4427	Hawaii	96738	Owner Occupied	Single Family	180	177	56.59	56.59	6.050	4/1/2007	3/1/2022	1,964.02	1,964.02	6/1/2007	232,000.00	229,527.23
4428	Arkansas	72370	Owner Occupied	Single Family	360	357	85.00	85.00	9.700	4/1/2007	3/1/2037	504.65	504.65	6/1/2007	58,990.00	58,905.88
4429	Massachusetts	02766	Owner Occupied	Single Family	360	357	75.00	75.00	6.400	4/1/2007	3/1/2037	2,228.36	2,228.36	6/1/2007	356,250.00	355,259.66
4430	Minnesota	55304	Owner Occupied	Single Family	360	357	80.00	100.00	7.900	4/1/2007	3/1/2037	1,476.87	1,476.87	6/1/2007	203,200.00	202,779.84
4431	Pennsylvania	19067	Owner Occupied	Single Family	360	357	56.76	56.76	6.650	4/1/2007	3/1/2037	1,251.97	1,251.97	6/1/2007	210,000.00	209,733.87
4432	Wisconsin	54304	Owner Occupied	Single Family	360	357	100.00	100.00	8.850	4/1/2007	3/1/2037	801.79	801.79	6/1/2007	101,000.00	100,828.00
4433	Minnesota	55304	Owner Occupied	Single Family	360	357	100.00	100.00	11.725	4/1/2007	3/1/2037	511.81	511.81	6/1/2007	50,800.00	50,753.19
4434	Minnesota	55411	Owner Occupied	Single Family	360	357	85.00	85.00	10.300	4/1/2007	3/1/2037	1,529.69	1,529.69	6/1/2007	170,000.00	169,787.30
4435	Florida	34251	Owner Occupied	Single Family	360	357	83.33	83.34	7.860	4/1/2007	3/1/2037	1,883.27	1,883.27	6/1/2007	275,000.00	274,752.32
4436	Florida	33901	Owner Occupied	Single Family	360	357	95.00	95.00	8.550	4/1/2007	3/1/2037	1,304.49	1,304.49	6/1/2007	180,500.00	180,444.32
4437	Texas	76502	Owner Occupied	Single Family	360	357	100.00	100.00	9.990	4/1/2007	3/1/2037	308.65	308.65	6/1/2007	35,200.00	35,152.78
4438	Virginia	23237	Owner Occupied	Single Family	360	357	50.00	50.00	11.200	4/1/2007	3/1/2037	967.47	967.47	6/1/2007	100,000.00	99,896.62
4439	Indiana	46307	Owner Occupied	Single Family	360	357	80.00	100.00	6.600	4/1/2007	3/1/2037	1,328.41	1,328.41	6/1/2007	208,000.00	207,443.73
4440	Indiana	46307	Owner Occupied	Single Family	360	357	100.00	100.00	10.300	4/1/2007	3/1/2037	467.91	467.91	6/1/2007	52,000.00	51,934.71

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
4441	Maine	04401	Owner Occupied	Single Family	360	357	88.52	88.53	9.000	4/1/2007	3/1/2037	868.99	868.99	6/1/2007	108,000.00	107,821.70
4442	Colorado	80134	Owner Occupied	Single Family	360	357	90.00	90.00	7.375	4/1/2007	3/1/2037	3,597.91	3,597.91	6/1/2007	570,600.00	570,325.02
4443	Minnesota	55318	Owner Occupied	Single Family	360	357	85.00	100.00	7.600	4/1/2007	3/1/2037	1,701.98	1,701.98	6/1/2007	262,650.00	262,533.68
4444	Arizona	85710	Owner Occupied	Single Family	360	357	80.00	80.00	9.000	4/1/2007	3/1/2037	1,126.47	1,126.47	6/1/2007	140,000.00	139,556.00
4445	Minnesota	55318	Owner Occupied	Single Family	360	357	100.00	100.00	10.725	4/1/2007	3/1/2037	431.80	431.80	6/1/2007	46,350.00	46,296.89
4446	New York	11758	Owner Occupied	Single Family	360	357	47.10	47.11	6.490	4/1/2007	3/1/2037	2,052.08	2,052.08	6/1/2007	325,000.00	324,112.11
4447	California	94533	Owner Occupied	Single Family	360	357	80.00	100.00	7.250	4/1/2007	3/1/2037	1,713.67	1,713.67	6/1/2007	276,000.00	275,860.65
4448	Georgia	30741	Owner Occupied	Single Family	360	357	80.00	100.00	7.920	4/1/2007	3/1/2037	635.31	635.31	6/1/2007	94,400.00	94,362.95
4449	Washington	98404	Owner Occupied	Single Family	360	357	62.22	62.23	6.770	4/1/2007	3/1/2037	909.90	909.90	6/1/2007	140,000.00	139,436.06
4450	Georgia	30741	Owner Occupied	Single Family	180	177	100.00	100.00	10.175	4/1/2007	3/1/2022	256.14	256.14	6/1/2007	23,600.00	23,430.47
4451	New Hampshire	03885	Owner Occupied	Single Family	360	357	95.00	95.00	8.300	4/1/2007	3/1/2037	2,939.89	2,939.89	6/1/2007	389,500.00	388,757.34
4452	California	94533	Owner Occupied	Single Family	360	357	100.00	100.00	10.025	4/1/2007	3/1/2037	606.80	606.80	6/1/2007	69,000.00	68,908.15
4453	New Jersey	07306	Investor	Single Family	360	357	41.18	41.18	8.750	4/1/2007	3/1/2037	1,101.38	1,101.38	6/1/2007	140,000.00	139,756.49
4454	Florida	33511	Owner Occupied	Single Family	360	357	84.95	84.96	7.250	4/1/2007	3/1/2037	1,139.34	1,139.34	6/1/2007	183,500.00	183,394.69
4455	Arizona	85748	Owner Occupied	Single Family	360	357	89.21	89.21	6.550	4/1/2007	3/1/2037	1,286.60	1,286.60	6/1/2007	202,500.00	201,953.16
4456	Florida	33144	Owner Occupied	2 Family	360	357	81.08	81.09	9.150	4/1/2007	3/1/2037	2,446.32	2,446.32	6/1/2007	300,000.00	299,519.90
4457	Florida	32210	Owner Occupied	Single Family	360	357	77.04	77.04	9.450	4/1/2007	3/1/2037	870.70	870.70	6/1/2007	104,000.00	103,843.67
4458	Tennessee	37772	Owner Occupied	Single Family	360	357	90.00	90.00	8.850	4/1/2007	3/1/2037	1,578.32	1,578.32	6/1/2007	198,818.00	198,479.40
4459	North Carolina	28273	Owner Occupied	Single Family	360	357	90.00	90.00	8.900	4/1/2007	3/1/2037	1,300.38	1,300.38	6/1/2007	173,250.00	173,203.33
4460	Illinois	61701	Owner Occupied	Single Family	360	357	89.82	89.82	7.500	4/1/2007	3/1/2037	612.30	612.30	6/1/2007	87,570.00	87,373.82
4461	Florida	33064	Owner Occupied	Single Family	360	357	82.47	82.48	7.250	4/1/2007	3/1/2037	1,490.15	1,490.15	6/1/2007	240,000.00	239,878.82
4462	New Jersey	08721	Owner Occupied	Single Family	360	357	80.00	80.00	8.200	4/1/2007	3/1/2037	1,228.78	1,228.78	6/1/2007	176,800.00	176,737.63
4463	California	92563	Owner Occupied	Single Family	360	357	85.00	85.00	5.990	4/1/2007	3/1/2037	2,234.08	2,234.08	6/1/2007	425,000.00	424,660.45
4464	Nevada	89120	Owner Occupied	Single Family	360	357	89.67	89.68	9.200	4/1/2007	3/1/2037	3,210.11	3,210.11	6/1/2007	408,000.00	407,403.48
4465	Georgia	30236	Owner Occupied	Single Family	360	357	80.00	100.00	8.450	4/1/2007	3/1/2037	956.83	956.83	6/1/2007	131,200.00	131,100.41
4466	Georgia	30236	Owner Occupied	Single Family	360	357	100.00	100.00	10.300	4/1/2007	3/1/2037	295.14	295.14	6/1/2007	32,800.00	32,758.83
4467	California	90059	Owner Occupied	Single Family	360	357	58.97	58.98	7.650	4/1/2007	3/1/2037	1,694.93	1,694.93	6/1/2007	260,000.00	259,886.99
4468	California	93536	Owner Occupied	Single Family	360	357	80.00	100.00	8.450	4/1/2007	3/1/2037	2,632.88	2,632.88	6/1/2007	344,000.00	343,363.90
4469	California	93536	Owner Occupied	Single Family	360	357	100.00	100.00	11.500	4/1/2007	3/1/2037	851.65	851.65	6/1/2007	86,000.00	85,916.76
4470	California	92392	Owner Occupied	Single Family	180	177	95.00	95.00	12.600	4/1/2007	3/1/2022	265.15	265.15	6/1/2007	21,400.00	21,277.38
4471	Florida	34743	Owner Occupied	Single Family	360	357	80.00	100.00	7.950	4/1/2007	3/1/2037	1,485.77	1,485.77	6/1/2007	220,000.00	219,914.62
4472	Maryland	20743	Owner Occupied	Single Family	360	357	67.90	67.91	7.650	4/1/2007	3/1/2037	1,472.20	1,472.20	6/1/2007	220,000.00	219,789.57
4473	Virginia	20171	Owner Occupied	Single Family	360	357	79.49	79.49	5.990	4/1/2007	3/1/2037	2,413.60	2,413.60	6/1/2007	403,000.00	401,788.10
4474	South Carolina	29229	Owner Occupied	Single Family	360	357	74.95	74.96	9.950	4/1/2007	3/1/2037	2,025.21	2,025.21	6/1/2007	231,750.00	231,436.56
4475	Florida	32304	Owner Occupied	Single Family	360	357	90.00	90.00	9.850	4/1/2007	3/1/2037	935.83	935.83	6/1/2007	108,000.00	107,850.80
4476	Delaware	19805	Owner Occupied	Single Family	360	357	80.00	80.00	7.750	4/1/2007	3/1/2037	1,082.59	1,082.59	6/1/2007	160,000.00	159,851.28
4477	Florida	33952	Investor	Single Family	360	357	90.00	90.00	7.150	4/1/2007	3/1/2037	1,033.37	1,033.37	6/1/2007	153,000.00	152,632.58
4478	Illinois	60652	Owner Occupied	Single Family	360	357	65.91	65.91	7.800	4/1/2007	3/1/2037	1,043.81	1,043.81	6/1/2007	145,000.00	144,694.09
4479	Florida	33065	Owner Occupied	Single Family	360	357	80.00	100.00	8.750	4/1/2007	3/1/2037	2,391.57	2,391.57	6/1/2007	304,000.00	303,471.46
4480	California	95050	Owner Occupied	Single Family	360	357	95.00	95.00	8.700	4/1/2007	3/1/2037	5,268.94	5,268.94	6/1/2007	726,750.00	726,750.00

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
4481	Virginia	23234	Owner Occupied	Single Family	360	357	90.00	90.00	11.500	4/1/2007	3/1/2037	757.57	757.57	6/1/2007	76,500.00	76,425.95
4482	Illinois	60643	Owner Occupied	Single Family	360	357	81.25	81.25	7.450	4/1/2007	3/1/2037	904.53	904.53	6/1/2007	130,000.00	129,705.84
4483	Wisconsin	53575	Owner Occupied	Single Family	360	357	85.00	85.00	9.750	4/1/2007	3/1/2037	1,606.62	1,606.62	6/1/2007	187,000.00	186,736.14
4484	Virginia	22046	Owner Occupied	Single Family	360	357	80.00	89.92	8.850	4/1/2007	3/1/2037	3,553.75	3,553.75	6/1/2007	476,000.00	475,869.29
4485	Virginia	22046	Owner Occupied	Single Family	360	357	89.92	89.92	12.325	4/1/2007	3/1/2037	621.68	621.68	6/1/2007	59,000.00	58,952.81
4486	Illinois	60619	Owner Occupied	Single Family	360	357	90.00	90.00	8.350	4/1/2007	3/1/2037	1,194.34	1,194.34	6/1/2007	157,500.00	157,202.73
4487	Ohio	44484	Owner Occupied	Single Family	360	357	100.00	100.00	8.650	4/1/2007	3/1/2037	800.37	800.37	6/1/2007	107,500.00	107,423.03
4488	New Jersey	07405	Owner Occupied	Single Family	360	357	82.87	82.88	6.500	4/1/2007	3/1/2037	2,751.67	2,750.92	6/1/2007	508,000.00	507,862.42
4489	Maryland	20901	Owner Occupied	Single Family	360	357	86.67	86.67	8.100	4/1/2007	3/1/2037	2,679.83	2,679.83	6/1/2007	390,000.00	389,857.05
4490	Florida	34743	Owner Occupied	Single Family	360	357	100.00	100.00	12.325	4/1/2007	3/1/2037	579.53	579.53	6/1/2007	55,000.00	54,955.65
4491	Pennsylvania	18067	Owner Occupied	Single Family	360	357	95.00	95.00	6.900	4/1/2007	3/1/2037	1,526.64	1,526.64	6/1/2007	231,800.00	231,215.29
4492	Ohio	45356	Owner Occupied	Single Family	360	357	100.00	100.00	9.400	4/1/2007	3/1/2037	775.22	775.22	6/1/2007	93,000.00	92,858.74
4493	Maryland	21722	Owner Occupied	Single Family	360	357	80.00	80.00	6.500	4/1/2007	3/1/2037	1,021.42	1,021.42	6/1/2007	161,600.00	161,159.36
4494	Florida	33607	Owner Occupied	Single Family	360	357	90.00	90.00	5.990	4/1/2007	3/1/2037	1,428.40	1,428.40	6/1/2007	238,500.00	237,782.77
4495	California	92545	Owner Occupied	Single Family	360	357	90.00	90.00	6.050	4/1/2007	3/1/2037	2,414.09	2,414.09	6/1/2007	400,500.00	399,309.32
4496	Hawaii	96744	Owner Occupied	Single Family	360	357	85.00	85.00	7.500	4/1/2007	3/1/2037	5,006.63	5,006.63	6/1/2007	782,000.00	781,640.38
4497	Nevada	89102	Owner Occupied	Single Family	360	357	85.00	90.00	6.000	4/1/2007	3/1/2037	1,342.33	1,342.33	6/1/2007	255,000.00	254,797.00
4498	Minnesota	55376	Owner Occupied	Single Family	360	357	100.00	100.00	8.850	4/1/2007	3/1/2037	2,060.58	2,060.58	6/1/2007	276,000.00	275,924.21
4499	Massachusetts	01830	Owner Occupied	Single Family	360	357	93.57	93.58	7.950	4/1/2007	3/1/2037	2,264.87	2,264.87	6/1/2007	327,500.00	327,212.56
4500	Virginia	22204	Owner Occupied	Single Family	360	357	58.93	58.94	8.250	4/1/2007	3/1/2037	1,578.25	1,578.25	6/1/2007	221,000.00	220,776.85
4501	Florida	32773	Owner Occupied	Single Family	360	357	61.61	61.62	12.250	4/1/2007	3/1/2037	1,330.08	1,330.08	6/1/2007	130,000.00	129,990.91
4502	Missouri	63841	Owner Occupied	Single Family	360	357	100.00	100.00	8.850	4/1/2007	3/1/2037	1,232.83	1,232.83	6/1/2007	162,250.00	162,140.49
4503	Florida	34743	Owner Occupied	Single Family	360	357	95.00	95.00	7.650	4/1/2007	3/1/2037	1,489.63	1,489.63	6/1/2007	209,950.00	209,493.51
4504	Arizona	85304	Owner Occupied	Single Family	360	357	90.00	90.00	9.650	4/1/2007	3/1/2037	1,341.62	1,341.62	6/1/2007	157,500.00	157,273.01
4505	New York	13027	Owner Occupied	Single Family	360	357	85.00	85.00	8.250	4/1/2007	3/1/2037	1,254.80	1,254.80	6/1/2007	167,025.00	166,703.29
4506	California	93065	Owner Occupied	Single Family	360	357	100.00	100.00	10.525	4/1/2007	3/1/2037	1,961.54	1,961.54	6/1/2007	214,000.00	213,744.03
4507	Florida	34476	Second Home	Single Family	360	357	90.00	90.00	8.250	4/1/2007	3/1/2037	1,504.41	1,504.41	6/1/2007	200,250.00	199,864.29
4508	New Hampshire	03307	Owner Occupied	Single Family	360	357	47.34	94.92	9.400	4/1/2007	3/1/2037	1,483.75	1,483.75	6/1/2007	178,000.00	177,729.64
4509	Florida	33634	Owner Occupied	Single Family	360	357	85.00	85.00	7.150	4/1/2007	3/1/2037	924.12	924.12	6/1/2007	150,705.00	150,626.02
4510	Virginia	23601	Owner Occupied	Single Family	360	357	80.00	100.00	5.700	4/1/2007	3/1/2037	1,113.44	1,113.44	6/1/2007	191,840.00	191,230.51
4511	Florida	33175	Owner Occupied	Single Family	360	357	90.00	90.00	8.850	4/1/2007	3/1/2037	1,881.40	1,881.40	6/1/2007	252,000.00	251,930.79
4512	New Jersey	07410	Owner Occupied	Single Family	360	357	69.40	69.40	7.350	4/1/2007	3/1/2037	1,810.41	1,810.41	6/1/2007	288,000.00	287,850.97
4513	Minnesota	55418	Owner Occupied	Single Family	360	357	57.78	57.78	7.950	4/1/2007	3/1/2037	759.49	759.49	6/1/2007	104,000.00	103,787.12
4514	Oregon	97415	Owner Occupied	Single Family	360	357	82.79	82.80	6.250	4/1/2007	3/1/2037	970.05	970.05	6/1/2007	178,000.00	177,870.42
4515	California	93263	Owner Occupied	2 Family	360	357	85.00	85.00	7.330	4/1/2007	3/1/2037	1,199.27	1,199.27	6/1/2007	191,250.00	191,155.28
4516	California	95209	Owner Occupied	Single Family	360	357	80.00	100.00	8.200	4/1/2007	3/1/2037	2,112.84	2,112.84	6/1/2007	304,000.00	303,892.75
4517	Virginia	23601	Owner Occupied	Single Family	360	357	100.00	100.00	10.300	4/1/2007	3/1/2037	431.55	431.55	6/1/2007	47,960.00	47,899.81
4518	California	95209	Owner Occupied	Single Family	360	357	100.00	100.00	12.325	4/1/2007	3/1/2037	800.81	800.81	6/1/2007	76,000.00	75,938.70
4519	California	90805	Owner Occupied	Single Family	360	357	83.37	83.38	6.200	4/1/2007	3/1/2037	2,400.68	2,400.68	6/1/2007	443,548.00	443,219.26
4520	California	95672	Second Home	Single Family	360	357	95.00	95.00	6.900	4/1/2007	3/1/2037	3,816.59	3,816.59	6/1/2007	579,500.00	578,038.24

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
4521	California	92372	Owner Occupied	Single Family	360	357	75.00	75.00	9.100	4/1/2007	3/1/2037	2,222.38	2,222.38	6/1/2007	273,750.00	273,307.34
4522	Arizona	85009	Owner Occupied	Single Family	360	357	60.00	60.00	7.600	4/1/2007	3/1/2037	718.71	718.71	6/1/2007	108,000.00	107,895.01
4523	Nevada	89120	Owner Occupied	Single Family	360	357	66.00	91.12	6.050	4/1/2007	3/1/2037	831.88	831.83	6/1/2007	165,000.00	164,991.88
4524	Massachusetts	01844	Owner Occupied	Single Family	360	357	80.00	80.00	6.990	4/1/2007	3/1/2037	1,355.85	1,355.85	6/1/2007	204,000.00	203,494.41
4525	New York	11706	Owner Occupied	Single Family	360	357	82.41	82.41	6.600	4/1/2007	3/1/2037	1,953.71	1,953.71	6/1/2007	342,000.00	341,780.67
4526	Georgia	30058	Owner Occupied	Single Family	360	357	90.00	90.00	8.850	4/1/2007	3/1/2037	1,364.63	1,364.63	6/1/2007	171,900.00	171,607.25
4527	Virginia	23464	Owner Occupied	Single Family	360	357	65.00	65.00	10.250	4/1/2007	3/1/2037	946.51	946.51	6/1/2007	105,625.00	105,487.86
4528	Florida	33065	Owner Occupied	Single Family	360	357	100.00	100.00	12.725	4/1/2007	3/1/2037	824.41	824.41	6/1/2007	76,000.00	75,943.93
4529	Florida	33019	Owner Occupied	Condominium	360	357	47.62	47.62	6.300	4/1/2007	3/1/2037	856.90	856.90	6/1/2007	150,000.00	149,790.71
4530	Florida	33993	Owner Occupied	Single Family	360	357	80.00	100.00	9.250	4/1/2007	3/1/2037	1,217.56	1,217.56	6/1/2007	148,000.00	147,765.56
4531	Florida	33993	Owner Occupied	Single Family	360	357	100.00	100.00	11.475	4/1/2007	3/1/2037	365.70	365.70	6/1/2007	37,000.00	36,959.61
4532	California	90620	Owner Occupied	Single Family	360	357	80.00	80.00	7.450	4/1/2007	3/1/2037	3,104.17	3,104.17	6/1/2007	500,000.00	500,000.00
4533	California	92553	Owner Occupied	Single Family	360	357	80.00	80.00	6.350	4/1/2007	3/1/2037	1,723.64	1,723.64	6/1/2007	312,000.00	311,779.22
4534	Virginia	23462	Owner Occupied	Single Family	360	357	70.00	70.00	11.400	4/1/2007	3/1/2037	1,788.46	1,788.46	6/1/2007	182,000.00	181,808.16
4535	Florida	33417	Owner Occupied	Single Family	360	357	85.00	85.00	6.250	4/1/2007	3/1/2037	1,078.12	1,078.12	6/1/2007	175,100.00	174,598.97
4536	Ohio	45113	Owner Occupied	Single Family	360	357	79.24	79.24	8.500	4/1/2007	3/1/2037	1,199.51	1,199.51	6/1/2007	156,000.00	155,714.46
4537	California	92376	Owner Occupied	Single Family	360	357	44.86	44.86	7.550	4/1/2007	3/1/2037	1,103.15	1,103.15	6/1/2007	157,000.00	156,529.49
4538	Georgia	30019	Owner Occupied	Single Family	360	357	85.00	85.00	7.850	4/1/2007	3/1/2037	970.82	970.82	6/1/2007	134,215.00	133,934.68
4539	Georgia	30043	Owner Occupied	Single Family	360	357	100.00	100.00	9.430	4/1/2007	3/1/2037	2,204.74	2,204.74	6/1/2007	278,000.00	277,939.16
4540	Arizona	85031	Owner Occupied	Single Family	360	357	70.00	70.00	6.600	4/1/2007	3/1/2037	970.12	970.12	6/1/2007	151,900.00	151,493.76
4541	California	92629	Owner Occupied	Single Family	360	351	59.61	59.62	6.150	10/1/2006	9/1/2036	5,836.41	5,836.41	6/1/2007	958,000.00	948,479.34
4542	New York	11236	Owner Occupied	2 Family	360	353	81.21	81.22	8.150	12/1/2006	11/1/2036	3,030.65	3,030.65	6/1/2007	438,543.00	438,166.78
4543	California	90059	Owner Occupied	Single Family	360	354	80.00	100.00	7.400	1/1/2007	12/1/2036	2,077.14	2,077.14	6/1/2007	300,000.00	298,615.98
4544	California	90059	Owner Occupied	Single Family	360	354	100.00	100.00	11.275	1/1/2007	12/1/2036	729.87	729.87	6/1/2007	75,000.00	74,845.31
4545	Florida	33140	Owner Occupied	Condominium	360	354	80.00	100.00	8.600	1/1/2007	12/1/2036	1,569.63	1,569.63	6/1/2007	216,000.00	215,867.87
4546	Florida	33140	Owner Occupied	Condominium	360	354	100.00	100.00	10.990	1/1/2007	12/1/2036	513.85	513.85	6/1/2007	54,000.00	53,881.50
4547	Illinois	60505	Owner Occupied	Single Family	360	354	90.00	90.00	8.990	1/1/2007	12/1/2036	962.27	962.27	6/1/2007	119,700.00	119,286.61
4548	Massachusetts	02151	Owner Occupied	2 Family	360	354	80.00	100.00	6.990	1/1/2007	12/1/2036	1,812.46	1,812.46	6/1/2007	292,000.00	291,320.82
4549	Massachusetts	02151	Owner Occupied	2 Family	360	354	100.00	100.00	10.990	1/1/2007	12/1/2036	694.64	694.64	6/1/2007	73,000.00	72,839.89
4550	Pennsylvania	19143	Owner Occupied	Single Family	360	355	90.00	90.00	9.900	2/1/2007	1/1/2037	626.54	626.54	6/1/2007	72,000.00	71,834.59
4551	Arizona	85225	Owner Occupied	Single Family	360	355	95.00	95.00	8.750	2/1/2007	1/1/2037	1,894.54	1,894.54	6/1/2007	256,500.00	256,377.09
4552	Vermont	05408	Owner Occupied	Single Family	360	355	95.00	95.00	9.400	2/1/2007	1/1/2037	2,035.16	2,035.16	6/1/2007	244,150.00	243,527.06
4553	North Carolina	27896	Owner Occupied	Single Family	360	356	80.00	100.00	7.750	3/1/2007	2/1/2037	1,117.60	1,117.60	6/1/2007	156,000.00	155,555.31
4554	North Carolina	27896	Owner Occupied	Single Family	360	356	100.00	100.00	11.475	3/1/2007	2/1/2037	385.47	385.47	6/1/2007	39,000.00	38,949.15
4555	California	92336	Owner Occupied	Condominium	360	355	80.00	100.00	7.300	2/1/2007	1/1/2037	1,874.26	1,874.26	6/1/2007	300,000.00	299,750.69
4556	California	92336	Owner Occupied	Condominium	360	355	100.00	100.00	11.075	2/1/2007	1/1/2037	718.50	718.50	6/1/2007	75,000.00	74,865.98
4557	California	91730	Owner Occupied	Single Family	360	355	80.00	100.00	7.400	2/1/2007	1/1/2037	2,529.93	2,529.93	6/1/2007	400,000.00	399,455.71
4558	New York	11208	Owner Occupied	2 Family	360	356	90.00	90.00	6.500	3/1/2007	2/1/2037	1,251.49	1,251.49	6/1/2007	198,000.00	197,278.21
4559	New York	11783	Investor	Single Family	360	357	90.00	90.00	6.300	4/1/2007	3/1/2037	3,203.18	3,203.18	6/1/2007	517,500.00	516,033.42
4560	New York	11757	Investor	Single Family	360	356	34.35	34.36	8.950	3/1/2007	2/1/2037	1,169.50	1,169.50	6/1/2007	146,000.00	145,674.05

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
4561	Florida	33178	Owner Occupied	Single Family	360	356	80.00	80.00	6.990	3/1/2007	2/1/2037	2,552.18	2,552.18	6/1/2007	384,000.00	382,727.42
4562	District of Columbia	20019	Investor	Single Family	360	356	46.89	46.89	7.500	3/1/2007	2/1/2037	790.11	790.11	6/1/2007	113,000.00	112,662.34
4563	Texas	76137	Owner Occupied	Single Family	360	356	80.00	80.00	7.650	3/1/2007	2/1/2037	732.22	732.22	6/1/2007	103,200.00	102,899.87
4564	Nevada	89119	Owner Occupied	Single Family	360	356	100.00	100.00	10.025	3/1/2007	2/1/2037	521.06	521.06	6/1/2007	59,250.00	59,144.39
4565	Florida	32763	Owner Occupied	Single Family	360	357	89.21	89.22	7.500	4/1/2007	3/1/2037	1,414.85	1,414.85	6/1/2007	215,000.00	214,784.35
4566	Texas	77373	Owner Occupied	Single Family	360	351	79.99	79.99	8.690	10/1/2006	9/1/2036	1,439.47	1,439.47	6/1/2007	183,976.00	182,982.99
4567	Texas	78248	Owner Occupied	Single Family	360	354	76.92	76.92	6.250	1/1/2007	12/1/2036	3,078.59	3,078.59	6/1/2007	500,000.00	493,571.58
4568	Texas	75860	Owner Occupied	Single Family	360	354	80.00	80.00	7.600	1/1/2007	12/1/2036	1,242.70	1,242.70	6/1/2007	176,000.00	175,219.54
4569	Texas	77024	Owner Occupied	Single Family	360	354	80.00	80.00	5.500	1/1/2007	12/1/2036	2,657.26	2,657.26	6/1/2007	468,000.00	464,890.89
4570	Texas	77573	Owner Occupied	Single Family	360	354	80.00	80.00	7.250	1/1/2007	12/1/2036	1,337.07	1,337.07	6/1/2007	196,000.00	195,068.61
4571	Florida	34684	Owner Occupied	Single Family	360	351	80.00	89.84	8.550	10/1/2006	9/1/2036	1,884.81	1,884.81	6/1/2007	244,000.00	242,645.05
4572	Florida	33023	Owner Occupied	Single Family	360	350	95.00	95.00	7.250	9/1/2006	8/1/2036	2,094.95	2,094.95	6/1/2007	346,750.00	346,750.00
4573	Florida	33035	Owner Occupied	Single Family	360	352	80.00	95.00	7.450	11/1/2006	10/1/2036	2,711.67	2,711.67	6/1/2007	414,388.00	413,251.44
4574	Florida	33035	Owner Occupied	Single Family	360	352	95.00	95.00	9.875	11/1/2006	10/1/2036	674.69	674.69	6/1/2007	77,698.00	77,407.33
4575	Florida	33157	Owner Occupied	Single Family	360	351	80.00	80.00	10.950	10/1/2006	9/1/2036	2,314.46	2,314.46	6/1/2007	244,000.00	243,178.85
4576	Massachusetts	01904	Owner Occupied	Single Family	360	351	83.88	83.88	7.350	10/1/2006	9/1/2036	2,062.36	2,062.36	6/1/2007	318,750.00	317,735.24
4577	Florida	33186	Owner Occupied	Single Family	360	351	80.00	80.00	10.200	10/1/2006	9/1/2036	3,783.72	3,783.72	6/1/2007	424,000.00	422,328.33
4578	Florida	34685	Owner Occupied	Single Family	360	351	100.00	100.00	8.750	10/1/2006	9/1/2036	4,061.64	4,061.64	6/1/2007	549,900.00	549,418.57
4579	Massachusetts	02151	Owner Occupied	Single Family	360	351	84.62	84.62	6.600	10/1/2006	9/1/2036	2,331.87	2,331.87	6/1/2007	393,500.00	391,953.80
4580	New York	12170	Owner Occupied	Single Family	360	351	80.00	100.00	8.150	10/1/2006	9/1/2036	2,184.07	2,184.07	6/1/2007	316,040.00	315,692.32
4581	New York	12170	Owner Occupied	Single Family	360	351	100.00	100.00	11.425	10/1/2006	9/1/2036	777.92	777.92	6/1/2007	79,010.00	78,769.90
4582	Florida	32833	Investor	Single Family	360	352	85.00	85.00	8.900	11/1/2006	10/1/2036	2,101.25	2,101.25	6/1/2007	263,500.00	262,293.35
4583	California	91403	Owner Occupied	Single Family	360	351	66.67	66.67	9.875	10/1/2006	9/1/2036	6,946.79	6,946.79	6/1/2007	800,000.00	796,619.12
4584	Florida	33189	Owner Occupied	Single Family	360	352	80.00	100.00	7.750	11/1/2006	10/1/2036	2,109.12	2,109.12	6/1/2007	294,400.00	292,699.64
4585	Florida	33609	Owner Occupied	Condominium	360	351	80.00	100.00	7.950	10/1/2006	9/1/2036	1,142.17	1,142.17	6/1/2007	156,400.00	155,420.14
4586	Florida	33609	Owner Occupied	Condominium	360	351	100.00	100.00	9.875	10/1/2006	9/1/2036	339.53	339.53	6/1/2007	39,100.00	38,934.71
4587	New York	11961	Owner Occupied	Single Family	360	352	58.89	58.89	6.950	11/1/2006	10/1/2036	1,584.34	1,584.34	6/1/2007	265,000.00	264,595.48
4588	Florida	33708	Owner Occupied	2 Family	360	352	80.00	80.00	6.430	11/1/2006	10/1/2036	3,797.47	3,797.47	6/1/2007	680,000.00	677,498.92
4589	Virginia	20169	Owner Occupied	Single Family	360	352	72.12	72.12	7.700	11/1/2006	10/1/2036	2,459.23	2,459.23	6/1/2007	375,000.00	374,485.36
4590	Florida	33135	Owner Occupied	Condominium	360	352	72.27	72.27	8.450	11/1/2006	10/1/2036	1,216.95	1,216.95	6/1/2007	159,000.00	158,201.94
4591	Florida	33051	Second Home	Single Family	360	352	56.80	56.80	5.850	11/1/2006	10/1/2036	2,927.21	2,927.21	6/1/2007	568,000.00	566,712.51
4592	Florida	33458	Owner Occupied	Single Family	360	354	66.97	66.97	8.050	1/1/2007	12/1/2036	2,444.00	2,444.00	6/1/2007	331,500.00	330,156.52
4593	Arkansas	72150	Owner Occupied	Single Family	360	353	90.00	90.00	9.500	12/1/2006	11/1/2036	1,513.54	1,513.54	6/1/2007	180,000.00	179,365.30
4594	Maryland	21117	Owner Occupied	Condominium	360	352	90.00	90.00	9.900	11/1/2006	10/1/2036	1,533.21	1,533.21	6/1/2007	184,500.00	184,408.71
4595	Florida	33569	Owner Occupied	Single Family	360	352	77.65	77.65	8.950	11/1/2006	10/1/2036	1,586.04	1,586.04	6/1/2007	198,000.00	197,102.50
4596	Georgia	30274	Owner Occupied	Single Family	360	353	90.00	90.00	9.900	12/1/2006	11/1/2036	939.81	939.81	6/1/2007	108,000.00	107,648.59
4597	Minnesota	55419	Owner Occupied	Single Family	360	353	80.00	100.00	6.850	12/1/2006	11/1/2036	1,256.02	1,256.02	6/1/2007	212,800.00	212,505.99
4598	Minnesota	55419	Owner Occupied	Single Family	360	353	100.00	100.00	10.300	12/1/2006	11/1/2036	478.71	478.71	6/1/2007	53,200.00	53,041.42
4599	Florida	33617	Owner Occupied	Single Family	360	353	80.00	100.00	7.600	12/1/2006	11/1/2036	652.39	652.39	6/1/2007	100,676.00	100,570.58
4600	Florida	33617	Owner Occupied	Single Family	360	353	100.00	100.00	12.325	12/1/2006	11/1/2036	265.21	265.21	6/1/2007	25,169.00	25,120.62

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
4601	New York	10469	Investor	2 Family	360	354	90.00	90.00	7.550	1/1/2007	12/1/2036	3,188.38	3,188.38	6/1/2007	495,000.00	494,515.70
4602	Florida	34231	Owner Occupied	Condominium	360	353	80.00	100.00	8.850	12/1/2006	11/1/2036	2,286.30	2,286.30	6/1/2007	288,000.00	286,838.45
4603	New York	11572	Owner Occupied	Single Family	180	173	72.73	72.73	6.770	12/1/2006	11/1/2021	7,088.15	7,088.15	6/1/2007	800,000.00	781,668.36
4604	Florida	32506	Owner Occupied	Single Family	360	353	80.00	80.00	7.500	12/1/2006	11/1/2036	732.43	732.43	6/1/2007	114,400.00	114,275.68
4605	Colorado	80228	Owner Occupied	Single Family	360	354	89.54	89.54	7.400	1/1/2007	12/1/2036	3,175.39	3,175.39	6/1/2007	488,000.00	486,988.58
4606	Maryland	20735	Owner Occupied	Single Family	360	353	67.31	67.31	8.400	12/1/2006	11/1/2036	1,333.22	1,333.22	6/1/2007	175,000.00	174,226.36
4607	Florida	32506	Owner Occupied	Single Family	360	353	100.00	100.00	10.300	12/1/2006	11/1/2036	257.35	257.35	6/1/2007	28,600.00	28,514.77
4608	Florida	32764	Owner Occupied	Single Family	360	353	40.00	40.00	8.600	12/1/2006	11/1/2036	388.01	388.01	6/1/2007	50,000.00	49,787.73
4609	Michigan	48462	Investor	Single Family	360	353	75.00	75.00	8.550	12/1/2006	11/1/2036	2,850.38	2,850.38	6/1/2007	369,000.00	367,417.72
4610	Michigan	48462	Investor	Single Family	360	353	75.00	75.00	8.550	12/1/2006	11/1/2036	2,763.48	2,763.48	6/1/2007	357,750.00	356,215.94
4611	Pennsylvania	18037	Owner Occupied	Single Family	360	353	100.00	100.00	8.900	12/1/2006	11/1/2036	2,535.86	2,535.86	6/1/2007	318,000.00	316,508.91
4612	Georgia	30157	Owner Occupied	Single Family	360	353	58.33	58.33	7.600	12/1/2006	11/1/2036	680.41	680.41	6/1/2007	105,000.00	104,890.07
4613	South Carolina	29611	Owner Occupied	Single Family	360	353	85.00	95.00	9.250	12/1/2006	11/1/2036	908.36	908.36	6/1/2007	110,415.00	110,003.92
4614	Michigan	49013	Investor	Single Family	360	353	90.00	90.00	7.950	12/1/2006	11/1/2036	604.68	604.68	6/1/2007	82,800.00	82,351.00
4615	Delaware	19933	Investor	Single Family	360	354	80.00	100.00	10.700	1/1/2007	12/1/2036	1,127.50	1,127.50	6/1/2007	121,272.00	120,988.81
4616	Florida	33612	Owner Occupied	Single Family	360	354	80.00	80.00	8.950	1/1/2007	12/1/2036	1,076.59	1,076.59	6/1/2007	134,400.00	133,946.48
4617	New York	11362	Owner Occupied	Condominium	360	354	50.85	50.85	6.500	1/1/2007	12/1/2036	1,896.21	1,896.21	6/1/2007	300,000.00	298,350.54
4618	Massachusetts	02155	Owner Occupied	Single Family	360	353	90.00	90.00	7.620	12/1/2006	11/1/2036	2,689.19	2,689.19	6/1/2007	414,000.00	413,569.84
4619	Florida	32277	Owner Occupied	Single Family	360	353	80.00	80.00	9.800	12/1/2006	11/1/2036	1,311.50	1,311.50	6/1/2007	152,000.00	151,496.62
4620	Maryland	21236	Owner Occupied	Single Family	360	353	95.00	95.00	9.350	12/1/2006	11/1/2036	2,010.52	2,010.52	6/1/2007	242,250.00	241,368.68
4621	Maryland	21043	Owner Occupied	Single Family	360	353	90.00	90.00	8.800	12/1/2006	11/1/2036	5,179.63	5,179.63	6/1/2007	697,500.00	697,037.13
4622	Connecticut	06460	Owner Occupied	Single Family	360	354	80.00	100.00	7.650	1/1/2007	12/1/2036	1,173.42	1,173.42	6/1/2007	180,000.00	179,841.97
4623	Connecticut	06460	Owner Occupied	Single Family	360	354	100.00	100.00	11.475	1/1/2007	12/1/2036	444.78	444.78	6/1/2007	45,000.00	44,911.08
4624	Florida	34984	Owner Occupied	Single Family	360	353	80.00	80.00	9.000	12/1/2006	11/1/2036	2,671.35	2,671.35	6/1/2007	332,000.00	330,612.41
4625	Virginia	23837	Owner Occupied	Single Family	360	354	85.00	85.00	8.300	1/1/2007	12/1/2036	1,641.53	1,641.53	6/1/2007	228,650.00	228,283.51
4626	New York	11559	Investor	Single Family	360	352	90.00	90.00	7.910	11/1/2006	10/1/2036	5,238.01	5,238.01	6/1/2007	720,000.00	715,703.03
4627	Illinois	60615	Owner Occupied	Single Family	360	351	70.91	70.91	7.950	10/1/2006	9/1/2036	5,267.73	5,267.73	6/1/2007	780,000.00	779,073.66
4628	California	94531	Owner Occupied	Single Family	360	351	90.00	90.00	6.750	10/1/2006	9/1/2036	3,539.46	3,539.46	6/1/2007	607,500.00	606,276.83
4629	Florida	33331	Investor	Single Family	360	352	74.42	74.42	6.550	11/1/2006	10/1/2036	4,539.89	4,539.89	6/1/2007	800,000.00	791,716.78
4630	Hawaii	96825	Owner Occupied	Condominium	360	352	67.05	67.05	6.200	11/1/2006	10/1/2036	1,760.14	1,760.14	6/1/2007	325,202.00	324,550.88
4631	California	90043	Owner Occupied	Single Family	360	352	65.00	65.00	5.990	11/1/2006	10/1/2036	1,759.67	1,759.67	6/1/2007	334,750.00	334,027.80
4632	Hawaii	96701	Owner Occupied	Single Family	360	352	84.97	84.97	8.250	11/1/2006	10/1/2036	4,899.70	4,899.70	6/1/2007	701,000.00	700,341.73
4633	Hawaii	96753	Owner Occupied	Single Family	360	352	85.00	85.00	8.550	11/1/2006	10/1/2036	4,238.69	4,238.69	6/1/2007	586,500.00	586,008.87
4634	New York	11215	Owner Occupied	2 Family	360	352	85.00	85.00	8.175	11/1/2006	10/1/2036	11,096.76	11,096.76	6/1/2007	1,487,500.00	1,479,608.42
4635	New York	11721	Owner Occupied	Single Family	360	352	65.00	65.00	6.750	11/1/2006	10/1/2036	7,968.03	7,968.03	6/1/2007	1,228,500.00	1,219,869.78
4636	New York	10603	Owner Occupied	2 Family	360	351	89.98	89.98	6.190	10/1/2006	9/1/2036	4,888.45	4,888.45	6/1/2007	799,000.00	791,953.37
4637	New York	11746	Owner Occupied	Single Family	360	352	84.87	84.87	7.100	11/1/2006	10/1/2036	2,973.65	2,973.65	6/1/2007	488,000.00	487,294.98
4638	New York	10579	Owner Occupied	Single Family	360	352	90.00	90.00	6.990	11/1/2006	10/1/2036	3,028.66	3,028.66	6/1/2007	504,000.00	503,241.81
4639	New York	11369	Owner Occupied	Single Family	360	353	90.00	90.00	9.500	12/1/2006	11/1/2036	4,275.75	4,275.75	6/1/2007	508,500.00	506,707.01
4640	District of Columbia	20001	Owner Occupied	Single Family	360	352	71.43	71.43	8.400	11/1/2006	10/1/2036	2,203.54	2,203.54	6/1/2007	310,000.00	309,725.02

LOAN_ID	STATE1	ZIP_CODE	OCCTYPE	PROPTYPE	ORIGINAL_TERM	REMAINING_TERM	LTV	CLTV	CURRENT_RATE	FIRST_PAY_DATE	MATURITY_DATE	ORIGINAL_PAYMENT	CURRENT_PAYMENT	IPTD	ORIGINAL_BALANCE	CURRENT_BALANCE
4641	New Jersey	07010	Owner Occupied	Condominium	360	352	90.00	90.00	7.750	11/1/2006	10/1/2036	2,731.15	2,731.15	6/1/2007	414,000.00	413,530.28
4642	New York	11373	Owner Occupied	Single Family	360	352	84.91	84.91	7.700	11/1/2006	10/1/2036	3,062.57	3,062.57	6/1/2007	467,000.00	466,460.09
4643	New York	11590	Owner Occupied	Single Family	360	352	88.17	88.17	7.450	11/1/2006	10/1/2036	2,609.06	2,609.06	6/1/2007	410,000.00	408,892.42
4644	Pennsylvania	19119	Owner Occupied	Single Family	360	352	100.00	100.00	9.650	11/1/2006	10/1/2036	1,277.74	1,277.74	6/1/2007	150,000.00	149,407.13
4645	New York	11216	Owner Occupied	3 Family	360	353	100.00	100.00	8.600	12/1/2006	11/1/2036	5,777.10	5,777.10	6/1/2007	795,000.00	794,430.69
4646	New York	10314	Owner Occupied	3 Family	360	353	76.44	76.44	9.300	12/1/2006	11/1/2036	3,320.26	3,320.26	6/1/2007	424,250.00	424,018.42
4647	Pennsylvania	19118	Owner Occupied	Condominium	360	353	80.00	80.00	10.450	12/1/2006	11/1/2036	1,384.73	1,384.73	6/1/2007	152,000.00	151,559.15
4648	New York	10013	Owner Occupied	Condominium	360	353	25.83	25.83	6.250	12/1/2006	11/1/2036	4,771.81	4,771.81	6/1/2007	775,000.00	769,771.42

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	6.150	Full/Alternative	750,000.00
Cash Out Refinance	7.000	Stated Income	625,000.00		20081201	4.500	3.000	1.500	13.000	7.000
Cash Out Refinance	6.700	Full/Alternative	700,000.00
Cash Out Refinance	7.950	Stated Income	380,000.00		20081201	5.550	3.000	1.500	13.950	7.950
Cash Out Refinance	7.750	Stated Income	190,000.00
Cash Out Refinance	9.300	Full/Alternative	635,000.00		20091201	6.900	3.000	1.500	15.300	9.300
Cash Out Refinance	6.800	Full/Alternative	235,000.00
Cash Out Refinance	7.150	Full/Alternative	250,000.00
Cash Out Refinance	6.950	Full/Alternative	360,000.00
Cash Out Refinance	6.650	Full/Alternative	275,000.00		20090101	4.250	3.000	1.500	12.650	6.650
Cash Out Refinance	6.950	Full/Alternative	595,000.00
Cash Out Refinance	7.050	Full/Alternative	261,000.00
Cash Out Refinance	5.990	Full/Alternative	465,000.00
Cash Out Refinance	12.325	Full/Alternative	261,000.00
Cash Out Refinance	7.300	Full/Alternative	310,000.00		20100101	4.913	3.000	1.500	13.300	7.300
Cash Out Refinance	6.100	Full/Alternative	347,900.00
Cash Out Refinance	8.300	Full/Alternative	223,000.00		20100201	5.913	3.000	1.500	14.300	8.300
Cash Out Refinance	6.200	Full/Alternative	700,000.00
Cash Out Refinance	7.950	Full/Alternative	152,000.00		20100201	5.563	3.000	1.500	13.950	7.950
Cash Out Refinance	8.700	Full/Alternative	278,000.00		20100201	6.313	3.000	1.500	14.700	8.700
Cash Out Refinance	6.200	Stated Income	335,900.00
Cash Out Refinance	6.100	Full/Alternative	740,000.00
Cash Out Refinance	6.150	Full/Alternative	176,000.00
Cash Out Refinance	6.450	Full/Alternative	453,000.00
Cash Out Refinance	8.950	Full/Alternative	143,000.00
Cash Out Refinance	8.900	Stated Income	300,000.00		20090201	6.990	3.000	1.500	14.900	8.900
Cash Out Refinance	6.100	Full/Alternative	315,000.00
Cash Out Refinance	8.250	Full/Alternative	375,000.00		20100201	6.990	3.000	1.500	14.250	8.250
Cash Out Refinance	6.100	Full/Alternative	181,000.00
Cash Out Refinance	5.875	Stated Income	550,000.00		20120201	6.990	3.000	1.500	11.875	5.875
Cash Out Refinance	8.150	Full/Alternative	270,000.00
Cash Out Refinance	6.450	Stated Income	415,000.00
Cash Out Refinance	8.350	Full/Alternative	95,000.00
Cash Out Refinance	7.300	Full/Alternative	375,000.00		20090301	4.915	3.000	1.500	13.300	7.300
Purchase	8.000	Full/Alternative	129,700.00	129,700.00
Purchase	10.650	Full/Alternative	129,700.00	129,700.00
Purchase	7.550	Full/Alternative	263,900.00	263,900.00	20080701	5.276	3.000	1.500	13.550	7.550
Purchase	9.750	Full/Alternative	263,900.00	263,900.00
Cash Out Refinance	8.050	Full/Alternative	320,000.00		20080801	5.776	3.000	1.500	14.050	8.050
Cash Out Refinance	8.800	Full/Alternative	535,000.00		20080801	6.284	3.000	1.500	14.800	8.800

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	7.990	Stated Income	410,000.00
Cash Out Refinance	8.950	Full/Alternative	740,000.00		20080901	6.434	3.000	1.500	14.950	8.950
Cash Out Refinance	6.700	Full/Alternative	475,000.00
Cash Out Refinance	5.990	Full/Alternative	1,025,000.00
Purchase	7.590	Stated Income	565,000.00	565,000.00	20080901	5.010	3.000	1.500	13.590	7.590
Purchase	10.990	Stated Income	565,000.00	565,000.00
Cash Out Refinance	9.450	Full/Alternative	90,000.00		20080901	5.750	3.000	1.500	15.450	9.450
Purchase	5.990	Full/Alternative	2,000,000.00	2,000,000.00
Purchase	6.700	Stated Income	600,000.00	600,000.00	20080901	4.120	3.000	1.500	12.700	6.700
Purchase	10.750	Stated Income	600,000.00	600,000.00
Purchase	9.200	Stated Income	400,000.00	400,000.00	20090901	6.620	3.000	1.500	15.200	9.200
Purchase	8.500	Full/Alternative	600,000.00	600,000.00
Purchase	6.990	Full/Alternative	414,905.00	414,905.00	20080901	4.410	3.000	1.500	12.990	6.990
Purchase	11.250	Full/Alternative	414,905.00	414,905.00
Purchase	8.750	Full/Alternative	195,000.00	195,000.00	20080901	6.170	3.000	1.500	14.750	8.750
Cash Out Refinance	8.400	Full/Alternative	375,000.00		20080901	5.820	3.000	1.500	14.400	8.400
Cash Out Refinance	5.990	Full/Alternative	1,050,000.00
Purchase	6.150	Full/Alternative	935,000.00	935,000.00
Purchase	8.950	Stated Income	770,000.00	770,000.00	20081001	6.370	3.000	1.500	14.950	8.950
Purchase	8.750	Easy	165,000.00	165,000.00	20081001	6.170	3.000	1.500	14.750	8.750
Cash Out Refinance	6.750	Full/Alternative	705,000.00
Cash Out Refinance	9.450	Stated Income	350,000.00		20081001	6.950	3.000	1.500	15.450	9.450
Cash Out Refinance	8.625	Full/Alternative	550,000.00		20081001	6.125	3.000	1.500	14.625	8.625
Purchase	7.500	Full/Alternative	405,000.00	405,000.00	20091001	5.000	3.000	1.500	13.500	7.500
Cash Out Refinance	7.700	Stated Income	585,000.00		20091001	5.200	3.000	1.500	13.700	7.700
Cash Out Refinance	9.850	Full/Alternative	700,000.00		20081001	6.990	3.000	1.500	15.850	9.850
Cash Out Refinance	8.750	Stated Income	340,000.00		20081001	6.250	3.000	1.500	14.750	8.750
Cash Out Refinance	7.700	Stated Income	980,000.00
Purchase	11.500	Stated Income	275,000.00	275,000.00	20081001	6.990	3.000	1.500	17.500	11.500
Cash Out Refinance	6.500	Full/Alternative	270,000.00		20091101	4.000	3.000	1.500	12.500	6.500
Cash Out Refinance	7.450	Full/Alternative	293,000.00
Cash Out Refinance	8.600	Full/Alternative	655,000.00		20081001	6.100	3.000	1.500	14.600	8.600
Cash Out Refinance	7.300	Full/Alternative	525,000.00
Cash Out Refinance	9.300	Full/Alternative	325,000.00		20081001	6.800	3.000	1.500	15.300	9.300
Cash Out Refinance	8.970	Full/Alternative	370,000.00		20081001	6.470	3.000	1.500	14.970	8.970
Cash Out Refinance	7.150	Stated Income	375,000.00
Cash Out Refinance	7.875	Stated Income	950,000.00		20081001	5.375	3.000	1.500	13.875	7.875
Purchase	7.700	Stated Income	560,000.00	560,000.00	20081001	5.200	3.000	1.500	13.700	7.700
Cash Out Refinance	7.080	Full/Alternative	245,000.00
Cash Out Refinance	6.850	Full/Alternative	900,000.00

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	6.200	Full/Alternative	670,000.00		20081001	3.700	3.000	1.500	12.200	6.200
Cash Out Refinance	9.900	Full/Alternative	560,000.00		20081001	6.990	3.000	1.500	15.900	9.900
Cash Out Refinance	9.550	Full/Alternative	129,500.00		20081001	6.990	3.000	1.500	15.550	9.550
Cash Out Refinance	7.600	Stated Income	565,000.00		20081101	5.100	3.000	1.500	13.600	7.600
Cash Out Refinance	10.950	Stated Income	565,000.00
Cash Out Refinance	6.550	Full/Alternative	722,500.00
Cash Out Refinance	7.750	Full/Alternative	528,000.00		20091001	5.250	3.000	1.500	13.750	7.750
Cash Out Refinance	9.850	Stated Income	70,000.00		20081201	6.990	3.000	1.500	15.850	9.850
Cash Out Refinance	9.150	Stated Income	630,000.00		20081001	6.650	3.000	1.500	15.150	9.150
Cash Out Refinance	6.500	Full/Alternative	315,000.00		20091001	4.000	3.000	1.500	12.500	6.500
Cash Out Refinance	5.750	Full/Alternative	475,000.00		20081001	3.250	3.000	1.500	11.750	5.750
Cash Out Refinance	9.650	Stated Income	608,000.00		20091101	6.990	3.000	1.500	15.650	9.650
Cash Out Refinance	8.500	Full/Alternative	930,000.00		20081101	6.000	3.000	1.500	14.500	8.500
Cash Out Refinance	12.600	Full/Alternative	531,000.00		20081101	6.990	3.000	1.500	18.600	12.600
Cash Out Refinance	5.900	Full/Alternative	495,000.00		20091001	3.400	3.000	1.500	11.900	5.900
Cash Out Refinance	6.990	Full/Alternative	321,000.00
Cash Out Refinance	8.150	Stated Income	595,000.00
Purchase	8.000	Full/Alternative	95,000.00	95,000.00	20091101	5.500	3.000	1.500	14.000	8.000
Cash Out Refinance	6.850	Full/Alternative	720,000.00
Cash Out Refinance	8.950	Stated Income	680,000.00		20081001	6.450	3.000	1.500	14.950	8.950
Cash Out Refinance	11.450	Stated Income	71,000.00		20081001	6.990	3.000	1.500	17.450	11.450
Cash Out Refinance	9.250	Full/Alternative	540,000.00		20081101	6.750	3.000	1.500	15.250	9.250
Purchase	8.500	Full/Alternative	185,000.00	185,000.00	20081201	6.000	3.000	1.500	14.500	8.500
Cash Out Refinance	11.600	Full/Alternative	202,000.00		20081101	6.990	3.000	1.500	17.600	11.600
Cash Out Refinance	7.500	Stated Income	462,000.00		20081101	5.000	3.000	1.500	13.500	7.500
Cash Out Refinance	8.750	Full/Alternative	545,000.00		20091001	6.250	3.000	1.500	14.750	8.750
Cash Out Refinance	7.650	Full/Alternative	790,000.00		20081001	5.150	3.000	1.500	13.650	7.650
Cash Out Refinance	9.100	Full/Alternative	260,000.00		20091101	6.600	3.000	1.500	15.100	9.100
Purchase	7.250	Stated Income	387,500.00	387,500.00	20081101	4.750	3.000	1.500	13.250	7.250
Purchase	11.250	Stated Income	387,500.00	387,500.00
Cash Out Refinance	7.500	Stated Income	500,000.00		20091101	5.000	3.000	1.500	13.500	7.500
Cash Out Refinance	8.550	Full/Alternative	300,000.00		20081101	5.990	3.000	1.500	14.550	8.550
Cash Out Refinance	7.050	Full/Alternative	560,000.00
Purchase	7.800	Full/Alternative	408,100.00	408,100.00	20091101	5.300	3.000	1.500	13.800	7.800
Purchase	7.150	Full/Alternative	648,000.00	648,000.00
Purchase	11.475	Full/Alternative	408,100.00	408,100.00
Cash Out Refinance	7.490	Full/Alternative	315,500.00		20081101	4.990	3.000	1.500	13.490	7.490
Purchase	7.750	Full/Alternative	138,000.00	138,000.00	20081101	5.250	3.000	1.500	13.750	7.750
Purchase	10.550	Full/Alternative	138,000.00	138,000.00
Cash Out Refinance	6.530	Full/Alternative	480,000.00

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	10.500	Stated Income	470,000.00		20081101	6.990	3.000	1.500	16.500	10.500
Cash Out Refinance	8.850	Stated Income	238,000.00		20081101	5.790	3.000	1.500	14.850	8.850
Cash Out Refinance	7.850	Stated Income	675,000.00
Cash Out Refinance	9.650	Stated Income	270,000.00
Cash Out Refinance	7.750	Full/Alternative	96,000.00		20081201	5.250	3.000	1.500	13.750	7.750
Cash Out Refinance	9.500	Full/Alternative	325,000.00		20081101	6.990	3.000	1.500	15.500	9.500
Cash Out Refinance	9.000	Stated Income	560,000.00		20091101	6.500	3.000	1.500	15.000	9.000
Cash Out Refinance	9.100	Full/Alternative	160,000.00		20081101	5.500	3.000	1.500	15.100	9.100
Cash Out Refinance	6.750	Full/Alternative	415,000.00		20081101	4.250	3.000	1.500	12.750	6.750
Purchase	9.600	Full/Alternative	183,380.00	183,380.00	20081101	6.990	3.000	1.500	15.600	9.600
Cash Out Refinance	8.400	Full/Alternative	180,000.00		20081201	5.900	3.000	1.500	14.400	8.400
Cash Out Refinance	8.950	Full/Alternative	549,000.00		20081101	6.450	3.000	1.500	14.950	8.950
Purchase	8.750	Stated Income	440,000.00	440,000.00	20081101	6.250	3.000	1.500	14.750	8.750
Cash Out Refinance	8.250	Full/Alternative	705,000.00		20081101	5.750	3.000	1.500	14.250	8.250
Cash Out Refinance	8.550	Full/Alternative	625,000.00		20081101	6.050	3.000	1.500	14.550	8.550
Purchase	7.750	Full/Alternative	273,500.00	273,500.00	20081101	5.250	3.000	1.500	13.750	7.750
Purchase	7.650	Stated Income	520,000.00	520,000.00	20081101	5.227	3.000	1.500	13.650	7.650
Cash Out Refinance	8.900	Full/Alternative	350,000.00		20091101	6.477	3.000	1.500	14.900	8.900
Cash Out Refinance	7.350	Full/Alternative	610,000.00
Purchase	8.500	Stated Income	170,000.00	170,000.00	20081201	6.077	3.000	1.500	14.500	8.500
Purchase	10.790	Stated Income	170,000.00	170,000.00
Cash Out Refinance	8.050	Stated Income	937,000.00		20081101	5.627	3.000	1.500	14.050	8.050
Cash Out Refinance	8.550	Full/Alternative	140,000.00		20081101	6.127	3.000	1.500	14.550	8.550
Cash Out Refinance	7.600	Full/Alternative	120,000.00		20081101	5.177	3.000	1.500	13.600	7.600
Cash Out Refinance	10.300	Full/Alternative	120,000.00
Cash Out Refinance	8.500	Full/Alternative	845,000.00		20081101	6.077	3.000	1.500	14.500	8.500
Purchase	7.800	Full/Alternative	100,000.00	100,000.00	20081201	5.377	3.000	1.500	13.800	7.800
Cash Out Refinance	7.800	Stated Income	515,000.00		20081101	5.377	3.000	1.500	13.800	7.800
Cash Out Refinance	6.500	Full/Alternative	668,000.00
Cash Out Refinance	6.400	Full/Alternative	485,000.00
Cash Out Refinance	9.500	Stated Income	1,000,000.00		20081101	6.990	3.000	1.500	15.500	9.500
Cash Out Refinance	9.100	Full/Alternative	138,000.00		20090101	6.677	3.000	1.500	15.100	9.100
Cash Out Refinance	8.150	Full/Alternative	185,000.00		20081101	5.727	3.000	1.500	14.150	8.150
Cash Out Refinance	6.900	Full/Alternative	330,000.00
Cash Out Refinance	7.300	Full/Alternative	600,000.00		20081101	4.877	3.000	1.500	13.300	7.300
Cash Out Refinance	11.975	Full/Alternative	600,000.00
Purchase	7.600	Full/Alternative	679,800.00	679,800.00	20081101	5.177	3.000	1.500	13.600	7.600
Purchase	7.900	Full/Alternative	169,900.00	169,900.00	20091101	5.477	3.000	1.500	13.900	7.900
Purchase	10.550	Full/Alternative	169,900.00	169,900.00
Cash Out Refinance	9.400	Full/Alternative	570,000.00		20081101	6.977	3.000	1.500	15.400	9.400

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	6.790	Stated Income	500,000.00		20111101	4.367	3.000	1.500	12.790	6.790
Rate/Term Refinance	10.275	Full/Alternative	330,000.00
Cash Out Refinance	6.500	Full/Alternative	540,000.00
Cash Out Refinance	8.150	Full/Alternative	600,000.00		20081101	5.727	3.000	1.500	14.150	8.150
Cash Out Refinance	9.750	Stated Income	390,000.00		20081201	6.990	3.000	1.500	15.750	9.750
Purchase	7.550	Full/Alternative	225,000.00	225,000.00	20081201	5.127	3.000	1.500	13.550	7.550
Purchase	12.245	Full/Alternative	225,000.00	225,000.00
Purchase	8.350	Stated Income	534,210.00	534,210.00	20081101	5.927	3.000	1.500	14.350	8.350
Purchase	11.500	Stated Income	534,210.00	534,210.00
Cash Out Refinance	6.600	Full/Alternative	529,000.00
Purchase	8.990	Full/Alternative	189,000.00	189,000.00	20081201	6.567	3.000	1.500	14.990	8.990
Cash Out Refinance	7.550	Full/Alternative	445,000.00
Cash Out Refinance	7.390	Stated Income	785,000.00		20081101	4.967	3.000	1.500	13.390	7.390
Purchase	7.200	Full/Alternative	325,000.00	325,000.00	20081101	4.777	3.000	1.500	13.200	7.200
Purchase	8.750	Stated Income	232,000.00	232,000.00	20081201	6.327	3.000	1.500	14.750	8.750
Purchase	12.075	Stated Income	232,000.00	232,000.00
Purchase	7.550	Stated Income	315,000.00	315,000.00	20081101	5.127	3.000	1.500	13.550	7.550
Cash Out Refinance	9.750	Stated Income	270,000.00		20090101	6.990	3.000	1.500	15.750	9.750
Cash Out Refinance	7.990	Full/Alternative	105,000.00		20081101	5.567	3.000	1.500	13.990	7.990
Rate/Term Refinance	9.100	Full/Alternative	165,000.00		20081101	6.677	3.000	1.500	15.100	9.100
Cash Out Refinance	7.600	Full/Alternative	300,000.00		20081101	5.177	3.000	1.500	13.600	7.600
Cash Out Refinance	9.920	Stated Income	710,000.00		20081101	6.990	3.000	1.500	15.920	9.920
Purchase	11.275	Stated Income	315,000.00	315,000.00
Cash Out Refinance	8.850	Full/Alternative	142,000.00
Purchase	10.175	Full/Alternative	640,000.00	640,000.00
Cash Out Refinance	8.000	Stated Income	745,000.00		20081101	5.577	3.000	1.500	14.000	8.000
Cash Out Refinance	11.275	Stated Income	745,000.00
Cash Out Refinance	7.400	Stated Income	726,000.00		20081101	4.977	3.000	1.500	13.400	7.400
Purchase	7.350	Stated Income	414,000.00	414,000.00	20081101	4.927	3.000	1.500	13.350	7.350
Cash Out Refinance	6.490	Full/Alternative	300,000.00		20081101	4.067	3.000	1.500	12.490	6.490
Purchase	6.990	Stated Income	555,000.00	555,000.00	20081101	4.567	3.000	1.500	12.990	6.990
Purchase	11.075	Stated Income	555,000.00	555,000.00
Rate/Term Refinance	8.500	Stated Income	552,000.00		20081101	5.850	3.000	1.500	14.500	8.500
Cash Out Refinance	8.500	Stated Income	950,000.00		20081101	5.500	3.000	1.500	14.500	8.500
Cash Out Refinance	7.950	Full/Alternative	183,000.00		20081101	5.527	3.000	1.500	13.950	7.950
Cash Out Refinance	11.990	Full/Alternative	183,000.00
Cash Out Refinance	7.300	Full/Alternative	310,000.00		20081101	4.877	3.000	1.500	13.300	7.300
Cash Out Refinance	10.025	Full/Alternative	310,000.00
Cash Out Refinance	8.900	Full/Alternative	225,000.00		20091201	6.477	3.000	1.500	14.900	8.900
Purchase	9.990	Stated Income	575,000.00	575,000.00	20081101	6.990	3.000	1.500	15.990	9.990

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Purchase	9.150	Stated Income	556,000.00	556,000.00	20081101	6.727	3.000	1.500	15.150	9.150
Purchase	9.400	Full/Alternative	111,580.00	111,580.00	20081201	6.977	3.000	1.500	15.400	9.400
Cash Out Refinance	7.500	Stated Income	330,000.00		20081101	5.077	3.000	1.500	13.500	7.500
Cash Out Refinance	8.850	Stated Income	280,000.00		20090101	6.427	3.000	1.500	14.850	8.850
Purchase	7.350	Full/Alternative	888,888.00	888,888.00	20091101	4.927	3.000	1.500	13.350	7.350
Purchase	12.850	Full/Alternative	888,888.00	888,888.00
Cash Out Refinance	8.450	Full/Alternative	205,000.00		20081101	6.027	3.000	1.500	14.450	8.450
Purchase	8.900	Full/Alternative	120,000.00	120,000.00	20081201	6.477	3.000	1.500	14.900	8.900
Cash Out Refinance	5.750	Full/Alternative	430,000.00		20081101	3.327	3.000	1.500	11.750	5.750
Cash Out Refinance	6.650	Full/Alternative	680,000.00		20081201	4.227	3.000	1.500	12.650	6.650
Purchase	12.325	Full/Alternative	120,000.00	120,000.00
Purchase	6.950	Full/Alternative	369,000.00	369,000.00	20081101	4.527	3.000	1.500	12.950	6.950
Purchase	11.250	Full/Alternative	369,000.00	369,000.00
Cash Out Refinance	6.350	Full/Alternative	326,000.00		20081101	3.927	3.000	1.500	12.350	6.350
Purchase	7.990	Stated Income	233,500.00	233,500.00	20081201	5.567	3.000	1.500	13.990	7.990
Purchase	12.075	Stated Income	233,500.00	233,500.00
Cash Out Refinance	8.100	Full/Alternative	330,000.00		20091101	5.677	3.000	1.500	14.100	8.100
Cash Out Refinance	6.850	Full/Alternative	560,000.00
Purchase	8.150	Stated Income	575,000.00	575,000.00	20081101	5.727	3.000	1.500	14.150	8.150
Cash Out Refinance	10.500	Stated Income	70,000.00		20081201	6.990	3.000	1.500	16.500	10.500
Purchase	11.250	Stated Income	575,000.00	575,000.00
Cash Out Refinance	7.990	Full/Alternative	760,000.00		20081201	5.567	3.000	1.500	13.990	7.990
Cash Out Refinance	9.900	Full/Alternative	140,000.00		20081101	5.990	3.000	1.500	15.900	9.900
Cash Out Refinance	6.400	Full/Alternative	430,000.00
Cash Out Refinance	6.850	Full/Alternative	720,000.00		20091101	4.427	3.000	1.500	12.850	6.850
Cash Out Refinance	8.500	Full/Alternative	645,000.00		20081201	6.077	3.000	1.500	14.500	8.500
Cash Out Refinance	9.990	Full/Alternative	300,000.00
Purchase	6.990	Stated Income	319,500.00	319,500.00	20081201	4.567	3.000	1.500	12.990	6.990
Purchase	6.400	Full/Alternative	447,511.00	447,511.00
Purchase	7.000	Full/Alternative	309,000.00	309,000.00	20091201	4.577	3.000	1.500	13.000	7.000
Purchase	9.990	Full/Alternative	447,511.00	447,511.00
Purchase	9.900	Full/Alternative	309,000.00	309,000.00
Cash Out Refinance	9.200	Stated Income	98,000.00		20081101	6.777	3.000	1.500	15.200	9.200
Cash Out Refinance	9.700	Full/Alternative	123,000.00		20081101	6.990	3.000	1.500	15.700	9.700
Cash Out Refinance	7.350	Full/Alternative	1,100,000.00
Cash Out Refinance	6.350	Full/Alternative	410,000.00		20081201	3.927	3.000	1.500	12.350	6.350
Cash Out Refinance	9.100	Full/Alternative	139,000.00		20091101	6.677	3.000	1.500	15.100	9.100
Cash Out Refinance	7.550	Full/Alternative	168,000.00		20091101	5.127	3.000	1.500	13.550	7.550
Purchase	9.200	Full/Alternative	225,000.00	225,000.00	20091101	6.777	3.000	1.500	15.200	9.200
Cash Out Refinance	7.100	Full/Alternative	87,000.00		20081201	4.677	3.000	1.500	13.100	7.100

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	9.450	Full/Alternative	240,000.00		20081101	6.990	3.000	1.500	15.450	9.450
Purchase	8.900	Full/Alternative	206,800.00	206,800.00	20081201	6.477	3.000	1.500	14.900	8.900
Cash Out Refinance	7.400	Full/Alternative	400,000.00		20091201	4.977	3.000	1.500	13.400	7.400
Purchase	8.990	Full/Alternative	320,000.00	320,000.00	20081201	6.567	3.000	1.500	14.990	8.990
Cash Out Refinance	8.800	Stated Income	542,000.00		20090101	6.377	3.000	1.500	14.800	8.800
Purchase	9.350	Full/Alternative	335,000.00	335,000.00	20081101	6.927	3.000	1.500	15.350	9.350
Cash Out Refinance	6.500	Full/Alternative	355,000.00		20081201	4.077	3.000	1.500	12.500	6.500
Cash Out Refinance	10.775	Full/Alternative	355,000.00
Purchase	7.850	Full/Alternative	275,000.00	275,000.00	20081101	5.427	3.000	1.500	13.850	7.850
Purchase	8.990	Full/Alternative	275,000.00	275,000.00	20081101	6.567	3.000	1.500	14.990	8.990
Purchase	10.100	Full/Alternative	275,000.00	275,000.00
Cash Out Refinance	9.500	Full/Alternative	143,000.00		20081201	6.990	3.000	1.500	15.500	9.500
Cash Out Refinance	6.900	Full/Alternative	182,000.00
Cash Out Refinance	10.700	Stated Income	76,000.00		20081201	6.990	3.000	1.500	16.700	10.700
Cash Out Refinance	12.900	Stated Income	80,000.00
Cash Out Refinance	11.475	Full/Alternative	182,000.00
Cash Out Refinance	9.450	Full/Alternative	165,000.00		20081101	6.990	3.000	1.500	15.450	9.450
Cash Out Refinance	11.950	Stated Income	255,000.00		20081201	6.990	3.000	1.500	17.950	11.950
Cash Out Refinance	7.800	Stated Income	197,000.00		20091101	5.377	3.000	1.500	13.800	7.800
Cash Out Refinance	6.650	Stated Income	280,000.00		20091201	4.227	3.000	1.500	12.650	6.650
Cash Out Refinance	10.100	Stated Income	280,000.00		20081201	6.990	3.000	1.500	16.100	10.100
Purchase	8.300	Stated Income	230,000.00	230,000.00	20081201	5.877	3.000	1.500	14.300	8.300
Purchase	10.050	Full/Alternative	462,803.00	462,803.00	20081101	6.990	3.000	1.500	16.050	10.050
Purchase	8.850	Full/Alternative	192,000.00	192,000.00	20091101	6.427	3.000	1.500	14.850	8.850
Purchase	7.700	Stated Income	175,302.00	175,302.00	20081201	5.277	3.000	1.500	13.700	7.700
Purchase	9.990	Stated Income	175,302.00	175,302.00
Purchase	7.990	Stated Income	377,000.00	377,000.00	20091101	5.567	3.000	1.500	13.990	7.990
Purchase	11.250	Stated Income	377,000.00	377,000.00
Purchase	8.100	Full/Alternative	438,744.00	438,744.00	20081201	5.677	3.000	1.500	14.100	8.100
Cash Out Refinance	7.250	Full/Alternative	570,000.00		20081101	4.827	3.000	1.500	13.250	7.250
Purchase	12.250	Full/Alternative	438,744.00	438,744.00
Cash Out Refinance	8.100	Full/Alternative	925,000.00		20081201	5.677	3.000	1.500	14.100	8.100
Purchase	6.750	Full/Alternative	379,500.00	379,500.00	20081201	4.327	3.000	1.500	12.750	6.750
Cash Out Refinance	7.450	Full/Alternative	97,000.00		20081201	5.027	3.000	1.500	13.450	7.450
Cash Out Refinance	7.450	Stated Income	600,000.00		20091201	5.027	3.000	1.500	13.450	7.450
Cash Out Refinance	11.500	Stated Income	600,000.00
Cash Out Refinance	6.650	Full/Alternative	400,000.00		20081101	4.227	3.000	1.500	12.650	6.650
Cash Out Refinance	10.175	Full/Alternative	400,000.00
Cash Out Refinance	7.500	Stated Income	310,000.00		20081201	5.077	3.000	1.500	13.500	7.500
Cash Out Refinance	8.450	Full/Alternative	142,680.00		20081201	6.027	3.000	1.500	14.450	8.450

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	7.650	Full/Alternative	355,000.00		20081201	5.227	3.000	1.500	13.650	7.650
Purchase	7.000	Full/Alternative	240,000.00	240,000.00	20081101	4.577	3.000	1.500	13.000	7.000
Purchase	10.175	Full/Alternative	240,000.00	240,000.00
Cash Out Refinance	7.300	Full/Alternative	443,000.00
Cash Out Refinance	9.550	Stated Income	147,000.00		20081201	6.990	3.000	1.500	15.550	9.550
Cash Out Refinance	6.990	Full/Alternative	675,000.00
Purchase	7.150	Stated Income	475,000.00	475,000.00	20081201	4.727	3.000	1.500	13.150	7.150
Purchase	11.075	Stated Income	475,000.00	475,000.00
Cash Out Refinance	6.250	Full/Alternative	352,000.00		20081101	3.827	3.000	1.500	12.250	6.250
Cash Out Refinance	10.300	Full/Alternative	570,000.00
Cash Out Refinance	9.200	Stated Income	270,000.00		20081201	6.777	3.000	1.500	15.200	9.200
Purchase	7.700	Stated Income	258,781.00	258,781.00	20081201	5.277	3.000	1.500	13.700	7.700
Cash Out Refinance	9.000	Stated Income	450,000.00		20081201	5.750	3.000	1.500	15.000	9.000
Cash Out Refinance	11.250	Stated Income	450,000.00
Cash Out Refinance	7.350	Full/Alternative	315,000.00		20081201	4.927	3.000	1.500	13.350	7.350
Purchase	12.275	Stated Income	258,781.00	258,781.00
Cash Out Refinance	8.400	Stated Income	615,000.00		20081101	5.977	3.000	1.500	14.400	8.400
Cash Out Refinance	7.200	Full/Alternative	645,000.00		20090101	4.777	3.000	1.500	13.200	7.200
Cash Out Refinance	6.490	Full/Alternative	550,000.00		20081101	4.067	3.000	1.500	12.490	6.490
Purchase	7.900	Stated Income	400,000.00	400,000.00	20091201	5.477	3.000	1.500	13.900	7.900
Cash Out Refinance	10.300	Full/Alternative	550,000.00
Purchase	11.075	Stated Income	400,000.00	400,000.00
Cash Out Refinance	7.450	Stated Income	275,000.00		20081201	5.027	3.000	1.500	13.450	7.450
Cash Out Refinance	8.870	Stated Income	515,000.00		20081101	6.447	3.000	1.500	14.870	8.870
Purchase	8.990	Stated Income	160,000.00	160,000.00	20081201	6.567	3.000	1.500	14.990	8.990
Cash Out Refinance	7.950	Full/Alternative	165,000.00
Cash Out Refinance	7.200	Full/Alternative	148,000.00		20091101	4.777	3.000	1.500	13.200	7.200
Purchase	9.200	Full/Alternative	150,000.00	150,000.00	20091201	6.777	3.000	1.500	15.200	9.200
Purchase	8.400	Stated Income	310,000.00	310,000.00
Purchase	11.500	Stated Income	310,000.00	310,000.00
Cash Out Refinance	11.475	Full/Alternative	148,000.00
Cash Out Refinance	9.000	Full/Alternative	150,000.00		20081201	6.577	3.000	1.500	15.000	9.000
Cash Out Refinance	8.100	Full/Alternative	525,000.00		20081201	5.677	3.000	1.500	14.100	8.100
Purchase	9.750	Full/Alternative	113,600.00	113,600.00	20081201	6.990	3.000	1.500	15.750	9.750
Cash Out Refinance	7.900	Stated Income	665,000.00		20081201	5.477	3.000	1.500	13.900	7.900
Purchase	6.950	Stated Income	750,000.00	750,000.00	20081201	4.527	3.000	1.500	12.950	6.950
Purchase	9.250	Stated Income	165,000.00	165,000.00	20091201	6.827	3.000	1.500	15.250	9.250
Purchase	8.040	Full/Alternative	119,000.00	119,000.00	20091201	5.617	3.000	1.500	14.040	8.040
Purchase	10.740	Full/Alternative	119,000.00	119,000.00
Purchase	8.000	Stated Income	400,000.00	400,000.00	20081201	5.577	3.000	1.500	14.000	8.000

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Purchase	12.325	Full/Alternative	230,000.00	230,000.00
Cash Out Refinance	6.550	Full/Alternative	369,000.00
Purchase	11.325	Stated Income	400,000.00	400,000.00
Purchase	8.100	Stated Income	405,000.00	405,000.00	20091201	5.677	3.000	1.500	14.100	8.100
Cash Out Refinance	7.450	Full/Alternative	278,000.00		20091101	5.027	3.000	1.500	13.450	7.450
Cash Out Refinance	9.750	Full/Alternative	299,000.00		20091101	6.990	3.000	1.500	15.750	9.750
Cash Out Refinance	7.250	Full/Alternative	270,000.00		20081201	4.827	3.000	1.500	13.250	7.250
Purchase	6.650	Full/Alternative	328,790.00	328,790.00	20091201	4.227	3.000	1.500	12.650	6.650
Purchase	10.175	Full/Alternative	328,790.00	328,790.00
Cash Out Refinance	6.450	Full/Alternative	330,000.00		20081201	4.027	3.000	1.500	12.450	6.450
Purchase	11.525	Stated Income	405,000.00	405,000.00
Cash Out Refinance	9.800	Stated Income	297,000.00		20081201	6.000	3.000	1.500	15.800	9.800
Cash Out Refinance	8.950	Full/Alternative	351,000.00		20091101	6.527	3.000	1.500	14.950	8.950
Cash Out Refinance	7.890	Stated Income	770,000.00		20081201	5.467	3.000	1.500	13.890	7.890
Purchase	7.950	Full/Alternative	275,000.00	275,000.00	20081201	5.527	3.000	1.500	13.950	7.950
Purchase	7.900	Full/Alternative	174,900.00	174,900.00	20081201	5.477	3.000	1.500	13.900	7.900
Purchase	12.325	Full/Alternative	275,000.00	275,000.00
Cash Out Refinance	10.425	Full/Alternative	270,000.00
Cash Out Refinance	6.400	Full/Alternative	365,000.00
Cash Out Refinance	6.800	Full/Alternative	275,000.00		20081201	4.377	3.000	1.500	12.800	6.800
Cash Out Refinance	6.500	Full/Alternative	383,000.00
Cash Out Refinance	8.100	Stated Income	470,000.00		20081101	5.677	3.000	1.500	14.100	8.100
Cash Out Refinance	7.900	Full/Alternative	388,000.00		20081201	5.477	3.000	1.500	13.900	7.900
Cash Out Refinance	10.490	Full/Alternative	79,000.00
Purchase	7.250	Stated Income	222,560.00	222,560.00	20091201	4.827	3.000	1.500	13.250	7.250
Purchase	6.250	Full/Alternative	350,000.00	350,000.00	20081201	3.827	3.000	1.500	12.250	6.250
Cash Out Refinance	6.600	Full/Alternative	535,000.00
Purchase	9.990	Full/Alternative	350,000.00	350,000.00
Cash Out Refinance	11.100	Full/Alternative	240,000.00		20081201	6.990	3.000	1.500	17.100	11.100
Cash Out Refinance	7.450	Stated Income	900,000.00		20091101	5.027	3.000	1.500	13.450	7.450
Cash Out Refinance	7.750	Full/Alternative	393,000.00		20081201	5.327	3.000	1.500	13.750	7.750
Purchase	6.900	Stated Income	770,000.00	770,000.00	20091201	4.477	3.000	1.500	12.900	6.900
Cash Out Refinance	8.750	Stated Income	289,500.00		20081201	6.327	3.000	1.500	14.750	8.750
Cash Out Refinance	8.650	Stated Income	358,000.00		20091201	6.227	3.000	1.500	14.650	8.650
Purchase	7.450	Full/Alternative	439,125.00	439,125.00	20081201	5.027	3.000	1.500	13.450	7.450
Cash Out Refinance	11.075	Stated Income	289,500.00
Purchase	8.750	Full/Alternative	157,369.00	157,369.00	20091201	6.327	3.000	1.500	14.750	8.750
Cash Out Refinance	9.700	Stated Income	250,000.00		20081201	6.490	3.000	1.500	15.700	9.700
Cash Out Refinance	8.600	Full/Alternative	96,000.00		20091201	6.177	3.000	1.500	14.600	8.600
Cash Out Refinance	7.600	Stated Income	210,000.00		20081201	5.177	3.000	1.500	13.600	7.600

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	5.650	Easy	875,000.00		20091201	3.227	3.000	1.500	11.650	5.650
Cash Out Refinance	11.075	Stated Income	358,000.00
Purchase	9.490	Easy	200,000.00	200,000.00	20081201	6.990	3.000	1.500	15.490	9.490
Purchase	9.650	Full/Alternative	100,900.00	100,900.00
Purchase	10.300	Full/Alternative	439,125.00	439,125.00
Cash Out Refinance	6.550	Full/Alternative	246,000.00		20081201	4.127	3.000	1.500	12.550	6.550
Purchase	7.550	Stated Income	780,000.00	780,000.00	20081201	5.127	3.000	1.500	13.550	7.550
Cash Out Refinance	11.450	Stated Income	390,000.00		20081101	6.990	3.000	1.500	17.450	11.450
Purchase	6.650	Full/Alternative	565,000.00	565,000.00	20081201	4.227	3.000	1.500	12.650	6.650
Purchase	10.425	Full/Alternative	565,000.00	565,000.00
Purchase	11.500	Stated Income	780,000.00	780,000.00
Cash Out Refinance	6.650	Full/Alternative	270,000.00		20091201	4.227	3.000	1.500	12.650	6.650
Cash Out Refinance	9.670	Full/Alternative	345,000.00		20081201	6.990	3.000	1.500	15.670	9.670
Cash Out Refinance	7.200	Full/Alternative	665,000.00
Cash Out Refinance	9.150	Full/Alternative	90,000.00		20081201	5.250	3.000	1.500	15.150	9.150
Purchase	6.950	Stated Income	595,000.00	595,000.00	20091201	4.527	3.000	1.500	12.950	6.950
Purchase	10.950	Stated Income	595,000.00	595,000.00
Cash Out Refinance	6.350	Full/Alternative	470,000.00		20081101	3.927	3.000	1.500	12.350	6.350
Cash Out Refinance	10.025	Full/Alternative	470,000.00
Purchase	7.250	Stated Income	190,000.00	190,000.00	20081201	4.827	3.000	1.500	13.250	7.250
Purchase	6.175	Full/Alternative	1,225,000.00	1,225,000.00	20081201	3.752	3.000	1.500	12.175	6.175
Purchase	10.025	Full/Alternative	1,225,000.00	1,225,000.00
Cash Out Refinance	8.500	Full/Alternative	261,000.00
Cash Out Refinance	9.150	Full/Alternative	250,000.00		20090101	6.727	3.000	1.500	15.150	9.150
Cash Out Refinance	6.400	Full/Alternative	370,000.00
Cash Out Refinance	7.550	Full/Alternative	315,000.00
Cash Out Refinance	9.400	Full/Alternative	360,000.00		20081201	6.977	3.000	1.500	15.400	9.400
Cash Out Refinance	7.900	Full/Alternative	256,000.00		20090101	5.477	3.000	1.500	13.900	7.900
Purchase	8.550	Easy	151,000.00	151,000.00
Cash Out Refinance	9.500	Stated Income	120,000.00		20081201	6.990	3.000	1.500	15.500	9.500
Purchase	9.990	Easy	151,000.00	151,000.00
Cash Out Refinance	12.575	Full/Alternative	325,000.00
Purchase	8.600	Stated Income	250,000.00	250,000.00	20081201	6.177	3.000	1.500	14.600	8.600
Purchase	6.500	Full/Alternative	619,000.00	619,000.00	20081201	4.077	3.000	1.500	12.500	6.500
Purchase	10.990	Stated Income	250,000.00	250,000.00
Purchase	9.990	Full/Alternative	619,000.00	619,000.00
Cash Out Refinance	7.750	Stated Income	610,000.00
Cash Out Refinance	8.040	Full/Alternative	585,000.00		20091201	5.617	3.000	1.500	14.040	8.040
Cash Out Refinance	7.350	Stated Income	197,000.00		20091201	4.927	3.000	1.500	13.350	7.350
Cash Out Refinance	8.050	Full/Alternative	245,000.00		20091101	5.627	3.000	1.500	14.050	8.050

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	7.650	Full/Alternative	163,500.00		20091101	5.227	3.000	1.500	13.650	7.650
Purchase	6.750	Full/Alternative	409,900.00	409,900.00	20081101	4.327	3.000	1.500	12.750	6.750
Purchase	10.175	Full/Alternative	409,900.00	409,900.00
Purchase	7.500	Stated Income	219,000.00	219,000.00	20081201	5.077	3.000	1.500	13.500	7.500
Purchase	11.075	Stated Income	219,000.00	219,000.00
Purchase	8.600	Full/Alternative	163,500.00	163,500.00	20090101	6.177	3.000	1.500	14.600	8.600
Cash Out Refinance	8.500	Stated Income	150,000.00		20081201	6.077	3.000	1.500	14.500	8.500
Cash Out Refinance	8.700	Stated Income	355,000.00		20091201	6.277	3.000	1.500	14.700	8.700
Cash Out Refinance	7.350	Full/Alternative	580,500.00		20081201	4.927	3.000	1.500	13.350	7.350
Purchase	8.900	Stated Income	365,000.00	365,000.00	20081201	6.477	3.000	1.500	14.900	8.900
Purchase	10.500	Stated Income	365,000.00	365,000.00
Cash Out Refinance	7.850	Full/Alternative	400,000.00		20081201	5.427	3.000	1.500	13.850	7.850
Cash Out Refinance	11.250	Stated Income	355,000.00
Cash Out Refinance	6.850	Full/Alternative	210,000.00
Purchase	6.500	Full/Alternative	345,000.00	345,000.00	20081201	4.077	3.000	1.500	12.500	6.500
Purchase	10.300	Full/Alternative	345,000.00	345,000.00
Purchase	6.850	Easy	370,000.00	370,000.00
Purchase	8.200	Full/Alternative	199,350.00	199,350.00	20081201	5.777	3.000	1.500	14.200	8.200
Cash Out Refinance	6.990	Full/Alternative	174,000.00
Purchase	9.990	Easy	370,000.00	370,000.00
Purchase	8.200	Full/Alternative	180,000.00	180,000.00	20091201	5.777	3.000	1.500	14.200	8.200
Cash Out Refinance	7.500	Stated Income	455,000.00		20081201	5.077	3.000	1.500	13.500	7.500
Cash Out Refinance	11.075	Stated Income	455,000.00
Cash Out Refinance	8.500	Full/Alternative	295,000.00		20081201	5.350	3.000	1.500	14.500	8.500
Purchase	7.500	Stated Income	760,000.00	760,000.00	20081201	5.077	3.000	1.500	13.500	7.500
Purchase	11.075	Stated Income	760,000.00	760,000.00
Cash Out Refinance	9.800	Full/Alternative	290,000.00		20081201	6.990	3.000	1.500	15.800	9.800
Cash Out Refinance	7.800	Stated Income	255,000.00		20081201	5.377	3.000	1.500	13.800	7.800
Cash Out Refinance	9.050	Stated Income	338,000.00		20081201	6.627	3.000	1.500	15.050	9.050
Purchase	10.300	Full/Alternative	180,000.00	180,000.00
Cash Out Refinance	8.350	Stated Income	890,000.00		20090101	5.927	3.000	1.500	14.350	8.350
Cash Out Refinance	6.490	Full/Alternative	605,000.00
Cash Out Refinance	8.050	Full/Alternative	215,000.00		20081201	5.627	3.000	1.500	14.050	8.050
Purchase	6.450	Full/Alternative	305,000.00	305,000.00	20091201	4.027	3.000	1.500	12.450	6.450
Purchase	7.550	Full/Alternative	462,500.00	462,500.00
Cash Out Refinance	8.650	Full/Alternative	173,000.00		20090101	6.227	3.000	1.500	14.650	8.650
Rate/Term Refinance	8.150	Full/Alternative	208,000.00
Cash Out Refinance	7.950	Full/Alternative	385,000.00		20081201	5.527	3.000	1.500	13.950	7.950
Cash Out Refinance	7.650	Full/Alternative	715,000.00		20081201	5.227	3.000	1.500	13.650	7.650
Purchase	7.400	Full/Alternative	412,000.00	412,000.00	20081201	4.977	3.000	1.500	13.400	7.400

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	8.800	Full/Alternative	226,000.00		20081201	5.750	3.000	1.500	14.800	8.800
Purchase	11.475	Full/Alternative	412,000.00	412,000.00
Cash Out Refinance	9.300	Full/Alternative	121,000.00		20081201	6.877	3.000	1.500	15.300	9.300
Cash Out Refinance	7.250	Full/Alternative	300,000.00		20091201	4.827	3.000	1.500	13.250	7.250
Purchase	11.100	Full/Alternative	58,500.00	58,500.00	20081201	6.700	3.000	1.500	17.100	11.100
Purchase	10.425	Full/Alternative	379,500.00	379,500.00
Rate/Term Refinance	6.350	Full/Alternative	405,000.00		20081201	3.927	3.000	1.500	12.350	6.350
Purchase	10.425	Full/Alternative	305,000.00	305,000.00
Purchase	7.550	Full/Alternative	445,500.00	445,500.00
Cash Out Refinance	9.050	Easy	335,000.00
Cash Out Refinance	8.950	Stated Income	350,000.00		20081201	6.527	3.000	1.500	14.950	8.950
Cash Out Refinance	6.990	Full/Alternative	720,000.00		20081201	4.567	3.000	1.500	12.990	6.990
Purchase	7.850	Stated Income	332,500.00	332,500.00	20081201	5.427	3.000	1.500	13.850	7.850
Purchase	11.500	Stated Income	332,500.00	332,500.00
Cash Out Refinance	7.490	Stated Income	990,000.00		20091201	5.067	3.000	1.500	13.490	7.490
Cash Out Refinance	11.275	Stated Income	990,000.00
Cash Out Refinance	7.900	Full/Alternative	240,000.00		20081201	5.477	3.000	1.500	13.900	7.900
Cash Out Refinance	10.300	Full/Alternative	150,000.00
Purchase	9.100	Full/Alternative	209,000.00	209,000.00	20081201	6.677	3.000	1.500	15.100	9.100
Purchase	12.325	Full/Alternative	209,000.00	209,000.00
Purchase	7.490	Full/Alternative	110,000.00	110,000.00
Cash Out Refinance	7.350	Full/Alternative	305,000.00
Cash Out Refinance	10.300	Full/Alternative	305,000.00
Purchase	8.750	Full/Alternative	144,000.00	144,000.00	20081201	6.327	3.000	1.500	14.750	8.750
Cash Out Refinance	8.370	Full/Alternative	141,000.00
Purchase	9.170	Full/Alternative	61,000.00	61,000.00	20081201	6.747	3.000	1.500	15.170	9.170
Cash Out Refinance	11.150	Full/Alternative	360,000.00
Purchase	7.100	Full/Alternative	225,000.00	225,000.00	20091201	4.677	3.000	1.500	13.100	7.100
Cash Out Refinance	9.250	Stated Income	580,000.00		20081201	6.827	3.000	1.500	15.250	9.250
Cash Out Refinance	10.150	Full/Alternative	141,000.00
Purchase	11.725	Full/Alternative	144,000.00	144,000.00
Purchase	8.150	Stated Income	200,000.00	200,000.00	20100101	6.127	3.000	1.500	14.150	8.150
Cash Out Refinance	7.950	Stated Income	185,000.00		20081201	5.590	3.000	1.500	13.950	7.950
Purchase	11.500	Stated Income	200,000.00	200,000.00
Cash Out Refinance	6.770	Full/Alternative	1,300,000.00
Cash Out Refinance	7.600	Full/Alternative	280,000.00		20081201	5.177	3.000	1.500	13.600	7.600
Cash Out Refinance	6.500	Full/Alternative	206,000.00
Cash Out Refinance	7.850	Full/Alternative	235,000.00		20081201	5.427	3.000	1.500	13.850	7.850
Purchase	9.990	Full/Alternative	95,000.00	95,000.00	20081201	6.990	3.000	1.500	15.990	9.990
Purchase	7.950	Full/Alternative	225,000.00	225,000.00	20081201	5.527	3.000	1.500	13.950	7.950

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Purchase	7.120	Full/Alternative	380,000.00	395,000.00	20091201	4.697	3.000	1.500	13.120	7.120
Purchase	6.900	Stated Income	360,000.00	360,000.00	20081201	4.477	3.000	1.500	12.900	6.900
Cash Out Refinance	8.100	Stated Income	189,000.00		20081201	5.777	3.000	1.500	14.100	8.100
Purchase	10.300	Full/Alternative	380,000.00	395,000.00
Purchase	11.075	Stated Income	360,000.00	360,000.00
Cash Out Refinance	8.500	Easy	195,000.00		20081201	6.077	3.000	1.500	14.500	8.500
Purchase	10.025	Full/Alternative	225,000.00	225,000.00
Cash Out Refinance	7.990	Full/Alternative	180,000.00		20081201	5.567	3.000	1.500	13.990	7.990
Cash Out Refinance	8.800	Stated Income	820,000.00		20081201	6.400	3.000	1.500	14.800	8.800
Purchase	8.450	Stated Income	132,000.00	132,000.00
Cash Out Refinance	7.500	Full/Alternative	150,000.00		20081201	5.100	3.000	1.500	13.500	7.500
Cash Out Refinance	10.800	Full/Alternative	145,000.00
Cash Out Refinance	10.025	Full/Alternative	206,000.00
Purchase	7.490	Stated Income	360,000.00	360,000.00	20091201	5.090	3.000	1.500	13.490	7.490
Cash Out Refinance	9.550	Full/Alternative	148,000.00		20081201	6.990	3.000	1.500	15.550	9.550
Cash Out Refinance	6.550	Full/Alternative	198,000.00		20081201	4.150	3.000	1.500	12.550	6.550
Cash Out Refinance	8.650	Stated Income	269,000.00		20081201	6.250	3.000	1.500	14.650	8.650
Cash Out Refinance	10.025	Full/Alternative	198,000.00
Purchase	8.200	Stated Income	181,000.00	181,000.00	20081201	5.800	3.000	1.500	14.200	8.200
Cash Out Refinance	7.150	Stated Income	300,000.00		20081201	4.750	3.000	1.500	13.150	7.150
Purchase	10.990	Stated Income	181,000.00	181,000.00
Purchase	8.400	Full/Alternative	185,000.00	185,000.00	20081201	6.000	3.000	1.500	14.400	8.400
Cash Out Refinance	10.325	Stated Income	300,000.00
Purchase	6.350	Full/Alternative	282,000.00	282,000.00	20091201	3.950	3.000	1.500	12.350	6.350
Purchase	12.475	Full/Alternative	185,000.00	185,000.00
Purchase	8.900	Full/Alternative	140,000.00	140,000.00	20081201	6.500	3.000	1.500	14.900	8.900
Purchase	7.300	Full/Alternative	450,000.00	450,000.00	20081201	4.900	3.000	1.500	13.300	7.300
Purchase	8.300	Stated Income	450,000.00	450,000.00	20081201	5.900	3.000	1.500	14.300	8.300
Cash Out Refinance	8.870	Full/Alternative	269,000.00		20081201	6.470	3.000	1.500	14.870	8.870
Purchase	12.500	Stated Income	450,000.00	450,000.00
Cash Out Refinance	7.450	Full/Alternative	162,000.00		20081201	5.050	3.000	1.500	13.450	7.450
Cash Out Refinance	6.500	Full/Alternative	390,000.00
Cash Out Refinance	6.750	Full/Alternative	500,000.00
Cash Out Refinance	9.950	Full/Alternative	405,000.00		20081201	6.990	3.000	1.500	15.950	9.950
Cash Out Refinance	8.000	Full/Alternative	130,000.00		20091201	5.600	3.000	1.500	14.000	8.000
Cash Out Refinance	9.450	Stated Income	400,000.00		20091201	6.990	3.000	1.500	15.450	9.450
Purchase	8.250	Full/Alternative	248,000.00	248,000.00	20081201	5.850	3.000	1.500	14.250	8.250
Purchase	12.325	Full/Alternative	248,000.00	248,000.00
Cash Out Refinance	11.800	Full/Alternative	145,000.00		20081201	6.990	3.000	1.500	17.800	11.800
Cash Out Refinance	6.450	Stated Income	475,000.00		20081201	4.050	3.000	1.500	12.450	6.450

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	8.600	Stated Income	158,000.00		20081201	6.200	3.000	1.500	14.600	8.600
Cash Out Refinance	7.150	Full/Alternative	290,000.00		20081201	4.750	3.000	1.500	13.150	7.150
Purchase	6.900	Full/Alternative	210,000.00	210,000.00	20081201	4.500	3.000	1.500	12.900	6.900
Purchase	10.300	Full/Alternative	210,000.00	210,000.00
Cash Out Refinance	9.930	Stated Income	275,000.00		20081201	6.990	3.000	1.500	15.930	9.930
Cash Out Refinance	8.450	Full/Alternative	100,000.00		20081201	6.050	3.000	1.500	14.450	8.450
Purchase	8.990	Full/Alternative	295,000.00	295,000.00	20081201	6.590	3.000	1.500	14.990	8.990
Cash Out Refinance	7.750	Full/Alternative	232,000.00		20081201	5.350	3.000	1.500	13.750	7.750
Purchase	6.540	Full/Alternative	197,000.00	197,000.00	20081201	4.140	3.000	1.500	12.540	6.540
Purchase	9.990	Full/Alternative	197,000.00	197,000.00
Cash Out Refinance	8.660	Stated Income	541,000.00		20091201	6.260	3.000	1.500	14.660	8.660
Cash Out Refinance	8.250	Full/Alternative	160,000.00
Cash Out Refinance	11.475	Full/Alternative	160,000.00
Purchase	7.400	Full/Alternative	275,000.00	275,000.00
Purchase	7.550	Stated Income	340,000.00	340,000.00	20081201	5.150	3.000	1.500	13.550	7.550
Purchase	11.275	Stated Income	340,000.00	340,000.00
Purchase	9.780	Full/Alternative	275,000.00	275,000.00
Cash Out Refinance	6.700	Full/Alternative	220,000.00		20081201	4.300	3.000	1.500	12.700	6.700
Cash Out Refinance	9.170	Full/Alternative	162,000.00		20081201	6.770	3.000	1.500	15.170	9.170
Purchase	7.900	Full/Alternative	155,000.00	155,000.00	20081201	5.500	3.000	1.500	13.900	7.900
Purchase	12.325	Full/Alternative	155,000.00	155,000.00
Cash Out Refinance	7.950	Stated Income	230,000.00		20081201	5.550	3.000	1.500	13.950	7.950
Cash Out Refinance	11.275	Stated Income	230,000.00
Cash Out Refinance	10.050	Full/Alternative	110,000.00		20081201	6.990	3.000	1.500	16.050	10.050
Purchase	8.700	Full/Alternative	210,000.00	210,000.00	20081201	6.300	3.000	1.500	14.700	8.700
Purchase	7.200	Full/Alternative	567,000.00	567,000.00	20091201	4.800	3.000	1.500	13.200	7.200
Cash Out Refinance	6.850	Full/Alternative	470,000.00
Cash Out Refinance	9.900	Stated Income	271,500.00		20081201	6.990	3.000	1.500	15.900	9.900
Purchase	6.990	Full/Alternative	295,000.00	295,000.00	20081201	4.590	3.000	1.500	12.990	6.990
Purchase	7.600	Stated Income	536,250.00	536,250.00
Cash Out Refinance	8.350	Full/Alternative	75,000.00		20091201	5.950	3.000	1.500	14.350	8.350
Cash Out Refinance	8.500	Full/Alternative	160,000.00		20081201	6.100	3.000	1.500	14.500	8.500
Purchase	7.350	Full/Alternative	310,000.00	310,000.00	20081201	4.950	3.000	1.500	13.350	7.350
Purchase	7.990	Full/Alternative	818,900.00	818,900.00
Purchase	10.025	Full/Alternative	567,000.00	567,000.00
Purchase	12.325	Full/Alternative	310,000.00	310,000.00
Purchase	7.250	Stated Income	480,000.00	480,000.00	20081201	4.850	3.000	1.500	13.250	7.250
Cash Out Refinance	12.250	Full/Alternative	126,000.00		20091201	6.990	3.000	1.500	18.250	12.250
Purchase	8.900	Full/Alternative	207,000.00	207,000.00	20081201	6.500	3.000	1.500	14.900	8.900
Purchase	9.900	Full/Alternative	124,000.00	124,000.00	20081201	6.990	3.000	1.500	15.900	9.900

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Purchase	11.000	Stated Income	480,000.00	480,000.00
Cash Out Refinance	7.600	Full/Alternative	530,000.00		20090101	5.200	3.000	1.500	13.600	7.600
Purchase	7.950	Full/Alternative	164,700.00	164,700.00	20081201	5.550	3.000	1.500	13.950	7.950
Cash Out Refinance	12.850	Full/Alternative	530,000.00
Purchase	12.325	Full/Alternative	164,700.00	164,700.00
Purchase	11.175	Full/Alternative	818,900.00	818,900.00
Cash Out Refinance	8.200	Full/Alternative	600,000.00		20090101	5.800	3.000	1.500	14.200	8.200
Cash Out Refinance	8.050	Full/Alternative	220,000.00		20090101	5.650	3.000	1.500	14.050	8.050
Cash Out Refinance	6.350	Full/Alternative	1,500,000.00		20081201	3.950	3.000	1.500	12.350	6.350
Cash Out Refinance	8.990	Full/Alternative	110,000.00		20081201	6.590	3.000	1.500	14.990	8.990
Purchase	8.850	Full/Alternative	779,000.00	779,000.00	20081201	6.450	3.000	1.500	14.850	8.850
Cash Out Refinance	7.450	Easy	872,000.00
Cash Out Refinance	6.500	Stated Income	900,000.00		20081201	4.100	3.000	1.500	12.500	6.500
Cash Out Refinance	11.125	Easy	872,000.00
Purchase	6.350	Full/Alternative	255,000.00	255,000.00	20091201	3.950	3.000	1.500	12.350	6.350
Cash Out Refinance	9.250	Full/Alternative	350,000.00		20081201	6.850	3.000	1.500	15.250	9.250
Cash Out Refinance	9.200	Full/Alternative	60,000.00
Purchase	6.790	Full/Alternative	325,000.00	325,000.00
Cash Out Refinance	8.500	Full/Alternative	119,000.00		20081201	6.100	3.000	1.500	14.500	8.500
Purchase	9.850	Full/Alternative	325,000.00	325,000.00
Cash Out Refinance	7.100	Stated Income	380,000.00		20091201	4.700	3.000	1.500	13.100	7.100
Cash Out Refinance	8.500	Stated Income	375,000.00		20081201	6.100	3.000	1.500	14.500	8.500
Purchase	7.625	Full/Alternative	440,000.00	440,000.00	20090101	5.225	3.000	1.500	13.625	7.625
Cash Out Refinance	6.950	Full/Alternative	130,000.00		20081201	4.550	3.000	1.500	12.950	6.950
Purchase	10.175	Full/Alternative	440,000.00	440,000.00
Cash Out Refinance	9.990	Full/Alternative	130,000.00
Cash Out Refinance	8.750	Full/Alternative	180,000.00		20081201	6.350	3.000	1.500	14.750	8.750
Cash Out Refinance	7.800	Full/Alternative	500,000.00		20081201	5.750	3.000	1.500	13.800	7.800
Purchase	8.000	Full/Alternative	234,000.00	234,000.00	20081201	5.600	3.000	1.500	14.000	8.000
Cash Out Refinance	10.250	Full/Alternative	217,000.00		20081201	5.500	3.000	1.500	16.250	10.250
Cash Out Refinance	6.020	Full/Alternative	490,000.00		20091201	3.620	3.000	1.500	12.020	6.020
Cash Out Refinance	8.550	Full/Alternative	132,000.00
Cash Out Refinance	7.750	Full/Alternative	625,000.00		20081201	5.350	3.000	1.500	13.750	7.750
Cash Out Refinance	10.800	Full/Alternative	132,000.00
Purchase	6.900	Full/Alternative	301,749.00	301,749.00	20081201	4.500	3.000	1.500	12.900	6.900
Cash Out Refinance	9.700	Full/Alternative	490,000.00
Purchase	10.275	Full/Alternative	301,749.00	301,749.00
Purchase	11.275	Stated Income	407,000.00	407,000.00
Cash Out Refinance	10.100	Stated Income	85,000.00		20091201	6.990	3.000	1.500	16.100	10.100
Cash Out Refinance	7.800	Easy	148,000.00		20081201	5.400	3.000	1.500	13.800	7.800

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	6.800	Full/Alternative	168,000.00		20091201	4.400	3.000	1.500	12.800	6.800
Cash Out Refinance	6.350	Stated Income	340,000.00
Cash Out Refinance	9.990	Full/Alternative	168,000.00
Cash Out Refinance	9.000	Full/Alternative	102,000.00		20090101	6.600	3.000	1.500	15.000	9.000
Cash Out Refinance	6.850	Easy	585,000.00
Cash Out Refinance	8.550	Stated Income	601,000.00		20081201	6.150	3.000	1.500	14.550	8.550
Purchase	6.850	Full/Alternative	395,000.00	395,000.00	20081201	4.450	3.000	1.500	12.850	6.850
Cash Out Refinance	10.175	Easy	585,000.00
Purchase	8.700	Full/Alternative	161,000.00	161,000.00	20081201	6.300	3.000	1.500	14.700	8.700
Purchase	12.325	Full/Alternative	395,000.00	395,000.00
Cash Out Refinance	9.600	Full/Alternative	140,000.00		20091201	6.990	3.000	1.500	15.600	9.600
Purchase	7.650	Full/Alternative	182,800.00	182,800.00	20081201	5.250	3.000	1.500	13.650	7.650
Purchase	7.150	Stated Income	370,000.00	370,000.00	20091201	4.750	3.000	1.500	13.150	7.150
Purchase	11.475	Full/Alternative	234,000.00	234,000.00
Purchase	7.100	Full/Alternative	265,000.00	265,000.00	20091201	4.700	3.000	1.500	13.100	7.100
Cash Out Refinance	6.850	Full/Alternative	360,000.00
Purchase	7.400	Stated Income	480,190.00	480,190.00	20091201	5.000	3.000	1.500	13.400	7.400
Purchase	9.990	Full/Alternative	182,800.00	182,800.00
Cash Out Refinance	8.500	Full/Alternative	99,400.00
Rate/Term Refinance	7.850	Full/Alternative	380,000.00		20090101	5.450	3.000	1.500	13.850	7.850
Purchase	11.075	Stated Income	480,190.00	480,190.00
Cash Out Refinance	7.550	Full/Alternative	490,000.00
Purchase	9.450	Full/Alternative	183,000.00	183,000.00	20081201	6.990	3.000	1.500	15.450	9.450
Cash Out Refinance	7.500	Full/Alternative	250,000.00		20081201	5.100	3.000	1.500	13.500	7.500
Cash Out Refinance	5.675	Full/Alternative	520,000.00		20091201	3.275	3.000	1.500	11.675	5.675
Cash Out Refinance	7.450	Stated Income	215,000.00		20081201	5.050	3.000	1.500	13.450	7.450
Cash Out Refinance	8.250	Full/Alternative	219,000.00		20081201	5.850	3.000	1.500	14.250	8.250
Cash Out Refinance	6.850	Full/Alternative	140,000.00		20081201	4.450	3.000	1.500	12.850	6.850
Cash Out Refinance	7.950	Full/Alternative	200,000.00		20081201	5.550	3.000	1.500	13.950	7.950
Cash Out Refinance	7.750	Full/Alternative	195,000.00		20081201	5.350	3.000	1.500	13.750	7.750
Purchase	7.250	Full/Alternative	207,000.00	207,000.00	20081201	4.850	3.000	1.500	13.250	7.250
Purchase	7.950	Full/Alternative	408,100.00	408,100.00	20081201	5.550	3.000	1.500	13.950	7.950
Purchase	9.950	Full/Alternative	189,000.00	189,000.00	20081201	6.990	3.000	1.500	15.950	9.950
Purchase	11.250	Full/Alternative	207,000.00	207,000.00
Cash Out Refinance	8.450	Full/Alternative	80,000.00		20081201	6.050	3.000	1.500	14.450	8.450
Cash Out Refinance	9.050	Full/Alternative	55,000.00		20100101	6.650	3.000	1.500	15.050	9.050
Cash Out Refinance	10.250	Stated Income	146,000.00		20081201	6.990	3.000	1.500	16.250	10.250
Cash Out Refinance	7.990	Full/Alternative	132,000.00
Cash Out Refinance	11.475	Full/Alternative	132,000.00
Cash Out Refinance	10.700	Stated Income	150,000.00		20081201	5.450	3.000	1.500	16.700	10.700

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	6.900	Full/Alternative	240,000.00
Cash Out Refinance	9.800	Full/Alternative	255,000.00		20090101	6.990	3.000	1.500	15.800	9.800
Rate/Term Refinance	7.600	Full/Alternative	300,000.00		20081201	5.200	3.000	1.500	13.600	7.600
Cash Out Refinance	6.750	Full/Alternative	650,000.00		20081201	4.350	3.000	1.500	12.750	6.750
Cash Out Refinance	8.500	Full/Alternative	158,000.00		20081201	6.100	3.000	1.500	14.500	8.500
Purchase	11.325	Stated Income	370,000.00	370,000.00
Cash Out Refinance	11.990	Full/Alternative	300,000.00
Cash Out Refinance	10.450	Full/Alternative	284,200.00		20081201	6.990	3.000	1.500	16.450	10.450
Cash Out Refinance	10.300	Full/Alternative	140,000.00
Cash Out Refinance	12.500	Easy	77,000.00		20090101	6.990	3.000	1.500	18.500	12.500
Purchase	6.900	Easy	234,900.00	234,900.00	20081201	4.500	3.000	1.500	12.900	6.900
Purchase	10.900	Easy	234,900.00	234,900.00
Purchase	10.550	Full/Alternative	265,000.00	265,000.00
Cash Out Refinance	6.050	Full/Alternative	330,000.00		20081201	3.650	3.000	1.500	12.050	6.050
Purchase	6.850	Full/Alternative	335,000.00	335,000.00
Cash Out Refinance	8.400	Full/Alternative	236,000.00		20081201	6.000	3.000	1.500	14.400	8.400
Purchase	12.850	Full/Alternative	408,100.00	408,100.00
Cash Out Refinance	7.850	Stated Income	650,000.00		20081201	5.450	3.000	1.500	13.850	7.850
Cash Out Refinance	10.025	Full/Alternative	330,000.00
Purchase	9.700	Full/Alternative	255,000.00	255,000.00
Purchase	8.350	Full/Alternative	233,000.00	233,000.00	20091201	5.950	3.000	1.500	14.350	8.350
Purchase	8.990	Full/Alternative	164,000.00	164,000.00	20081201	6.590	3.000	1.500	14.990	8.990
Purchase	10.525	Full/Alternative	335,000.00	335,000.00
Cash Out Refinance	12.050	Full/Alternative	230,000.00		20090201	6.990	3.000	1.500	18.050	12.050
Cash Out Refinance	9.250	Stated Income	386,000.00
Purchase	6.980	Full/Alternative	308,000.00	308,000.00	20081201	4.580	3.000	1.500	12.980	6.980
Purchase	5.700	Full/Alternative	342,529.00	342,529.00	20091201	3.300	3.000	1.500	11.700	5.700
Purchase	12.325	Full/Alternative	308,000.00	308,000.00
Purchase	10.300	Full/Alternative	342,529.00	342,529.00
Cash Out Refinance	8.250	Full/Alternative	90,000.00		20081201	5.850	3.000	1.500	14.250	8.250
Purchase	7.550	Stated Income	392,200.00	392,200.00	20090101	5.150	3.000	1.500	13.550	7.550
Purchase	10.175	Full/Alternative	392,200.00	392,200.00
Purchase	8.000	Full/Alternative	235,000.00	235,000.00
Purchase	7.950	Stated Income	599,000.00	599,000.00	20081201	5.550	3.000	1.500	13.950	7.950
Cash Out Refinance	8.100	Full/Alternative	178,000.00		20081201	5.700	3.000	1.500	14.100	8.100
Cash Out Refinance	8.600	Full/Alternative	240,000.00		20090101	6.200	3.000	1.500	14.600	8.600
Cash Out Refinance	6.250	Full/Alternative	153,000.00
Purchase	10.250	Full/Alternative	750,000.00	750,000.00
Cash Out Refinance	8.450	Stated Income	270,000.00		20081201	6.050	3.000	1.500	14.450	8.450
Purchase	8.700	Stated Income	179,950.00	179,950.00	20081201	6.300	3.000	1.500	14.700	8.700

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Purchase	11.250	Stated Income	179,950.00	179,950.00
Cash Out Refinance	7.900	Full/Alternative	115,000.00
Purchase	9.250	Full/Alternative	135,000.00	135,000.00	20081201	6.850	3.000	1.500	15.250	9.250
Cash Out Refinance	7.250	Full/Alternative	135,000.00		20091201	4.850	3.000	1.500	13.250	7.250
Cash Out Refinance	8.350	Full/Alternative	135,000.00		20081201	5.500	3.000	1.500	14.350	8.350
Cash Out Refinance	7.650	Stated Income	230,000.00		20081201	5.250	3.000	1.500	13.650	7.650
Cash Out Refinance	9.400	Full/Alternative	165,000.00		20091201	6.990	3.000	1.500	15.400	9.400
Cash Out Refinance	9.400	Full/Alternative	106,000.00		20081201	6.990	3.000	1.500	15.400	9.400
Purchase	9.800	Full/Alternative	107,000.00	107,000.00	20081201	6.990	3.000	1.500	15.800	9.800
Cash Out Refinance	7.550	Full/Alternative	232,000.00		20100101	5.150	3.000	1.500	13.550	7.550
Purchase	9.200	Stated Income	440,000.00	440,000.00	20081201	6.800	3.000	1.500	15.200	9.200
Cash Out Refinance	6.350	Full/Alternative	462,000.00		20100101	3.950	3.000	1.500	12.350	6.350
Cash Out Refinance	6.600	Full/Alternative	218,000.00
Purchase	7.990	Stated Income	308,000.00	308,000.00	20081201	5.590	3.000	1.500	13.990	7.990
Cash Out Refinance	7.650	Stated Income	455,000.00		20081201	5.250	3.000	1.500	13.650	7.650
Purchase	10.990	Stated Income	308,000.00	308,000.00
Cash Out Refinance	9.500	Stated Income	111,000.00
Purchase	8.650	Full/Alternative	157,500.00	157,500.00	20081201	6.250	3.000	1.500	14.650	8.650
Cash Out Refinance	6.750	Stated Income	555,000.00		20091201	4.350	3.000	1.500	12.750	6.750
Cash Out Refinance	6.320	Full/Alternative	225,000.00
Purchase	8.550	Stated Income	200,000.00	200,000.00	20081201	6.150	3.000	1.500	14.550	8.550
Cash Out Refinance	6.100	Full/Alternative	168,000.00		20081201	3.700	3.000	1.500	12.100	6.100
Cash Out Refinance	10.025	Full/Alternative	225,000.00
Purchase	8.650	Full/Alternative	157,000.00	170,000.00	20081201	6.250	3.000	1.500	14.650	8.650
Cash Out Refinance	7.300	Full/Alternative	320,000.00		20081201	4.900	3.000	1.500	13.300	7.300
Cash Out Refinance	8.900	Stated Income	280,000.00		20081201	6.500	3.000	1.500	14.900	8.900
Purchase	7.850	Full/Alternative	264,900.00	264,900.00	20081201	5.450	3.000	1.500	13.850	7.850
Purchase	9.600	Full/Alternative	74,900.00	74,900.00	20081201	6.990	3.000	1.500	15.600	9.600
Cash Out Refinance	8.350	Stated Income	390,000.00		20081201	5.950	3.000	1.500	14.350	8.350
Purchase	12.325	Full/Alternative	264,900.00	264,900.00
Cash Out Refinance	9.350	Full/Alternative	280,000.00		20090101	5.500	3.000	1.500	15.350	9.350
Purchase	9.200	Stated Income	185,000.00	185,000.00	20081201	6.800	3.000	1.500	15.200	9.200
Purchase	12.275	Stated Income	185,000.00	185,000.00
Purchase	8.150	Full/Alternative	394,356.00	394,356.00	20081201	5.750	3.000	1.500	14.150	8.150
Cash Out Refinance	6.450	Full/Alternative	622,000.00
Purchase	10.300	Full/Alternative	394,356.00	394,356.00
Purchase	12.575	Full/Alternative	157,000.00	170,000.00
Purchase	8.990	Full/Alternative	539,000.00	539,000.00	20081201	6.590	3.000	1.500	14.990	8.990
Purchase	7.250	Full/Alternative	309,950.00	309,950.00
Purchase	9.800	Stated Income	180,000.00	180,000.00	20081201	6.990	3.000	1.500	15.800	9.800

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	9.500	Stated Income	340,000.00		20081201	6.990	3.000	1.500	15.500	9.500
Cash Out Refinance	6.800	Full/Alternative	490,000.00		20100101	3.990	3.000	1.500	12.800	6.800
Purchase	10.000	Full/Alternative	309,950.00	309,950.00
Purchase	6.650	Full/Alternative	324,272.00	324,272.00
Purchase	10.025	Full/Alternative	324,272.00	324,272.00
Cash Out Refinance	7.900	Full/Alternative	210,000.00		20081201	5.500	3.000	1.500	13.900	7.900
Purchase	8.250	Full/Alternative	95,000.00	95,000.00	20081201	5.850	3.000	1.500	14.250	8.250
Cash Out Refinance	7.850	Stated Income	323,000.00		20081201	5.450	3.000	1.500	13.850	7.850
Cash Out Refinance	8.500	Stated Income	357,000.00		20081201	6.100	3.000	1.500	14.500	8.500
Cash Out Refinance	8.550	Full/Alternative	137,000.00
Purchase	9.450	Full/Alternative	120,000.00	120,000.00	20091201	6.990	3.000	1.500	15.450	9.450
Purchase	8.550	Full/Alternative	114,000.00	114,500.00	20081201	6.150	3.000	1.500	14.550	8.550
Cash Out Refinance	6.300	Full/Alternative	650,000.00		20091201	3.900	3.000	1.500	12.300	6.300
Cash Out Refinance	7.050	Full/Alternative	240,000.00
Cash Out Refinance	6.450	Full/Alternative	475,000.00
Cash Out Refinance	8.800	Full/Alternative	165,000.00
Cash Out Refinance	9.450	Full/Alternative	216,000.00		20090101	6.990	3.000	1.500	15.450	9.450
Cash Out Refinance	9.000	Full/Alternative	210,000.00		20081201	6.600	3.000	1.500	15.000	9.000
Cash Out Refinance	6.850	Full/Alternative	165,000.00
Cash Out Refinance	7.550	Full/Alternative	355,000.00		20090101	5.150	3.000	1.500	13.550	7.550
Purchase	9.400	Full/Alternative	140,000.00	140,000.00	20081201	6.990	3.000	1.500	15.400	9.400
Cash Out Refinance	6.500	Full/Alternative	363,500.00
Purchase	7.650	Stated Income	330,000.00	330,000.00	20091201	5.250	3.000	1.500	13.650	7.650
Purchase	7.100	Stated Income	155,000.00	155,000.00	20091201	4.700	3.000	1.500	13.100	7.100
Cash Out Refinance	6.550	Full/Alternative	410,000.00		20081201	4.150	3.000	1.500	12.550	6.550
Cash Out Refinance	6.990	Full/Alternative	190,000.00		20081201	4.590	3.000	1.500	12.990	6.990
Purchase	11.325	Stated Income	330,000.00	330,000.00
Purchase	7.490	Stated Income	550,000.00	550,000.00	20081201	5.090	3.000	1.500	13.490	7.490
Purchase	8.550	Stated Income	389,500.00	389,500.00	20081201	6.150	3.000	1.500	14.550	8.550
Purchase	7.750	Full/Alternative	192,000.00	192,000.00	20081201	5.350	3.000	1.500	13.750	7.750
Purchase	11.250	Stated Income	550,000.00	550,000.00
Purchase	7.250	Easy	349,900.00	349,900.00	20081201	4.850	3.000	1.500	13.250	7.250
Purchase	10.990	Easy	349,900.00	349,900.00
Cash Out Refinance	8.300	Full/Alternative	444,000.00		20081201	5.900	3.000	1.500	14.300	8.300
Cash Out Refinance	9.400	Full/Alternative	75,000.00
Cash Out Refinance	8.200	Full/Alternative	260,000.00
Purchase	11.075	Stated Income	155,000.00	155,000.00
Cash Out Refinance	8.300	Stated Income	210,000.00		20081201	5.500	3.000	1.500	14.300	8.300
Cash Out Refinance	7.350	Stated Income	421,000.00		20081201	4.950	3.000	1.500	13.350	7.350
Cash Out Refinance	11.025	Stated Income	421,000.00

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	7.500	Full/Alternative	335,000.00		20100101	5.100	3.000	1.500	13.500	7.500
Cash Out Refinance	7.150	Full/Alternative	485,000.00		20081201	4.750	3.000	1.500	13.150	7.150
Cash Out Refinance	10.990	Full/Alternative	485,000.00
Cash Out Refinance	6.950	Full/Alternative	590,000.00		20081201	4.550	3.000	1.500	12.950	6.950
Cash Out Refinance	6.250	Stated Income	495,000.00
Cash Out Refinance	6.800	Full/Alternative	210,000.00		20081201	4.400	3.000	1.500	12.800	6.800
Cash Out Refinance	6.900	Full/Alternative	540,000.00		20081201	4.500	3.000	1.500	12.900	6.900
Cash Out Refinance	8.500	Full/Alternative	142,000.00		20090101	6.100	3.000	1.500	14.500	8.500
Cash Out Refinance	10.300	Full/Alternative	540,000.00
Purchase	9.750	Stated Income	445,000.00	445,000.00	20081201	6.990	3.000	1.500	15.750	9.750
Purchase	9.200	Stated Income	300,000.00	300,000.00	20081201	6.800	3.000	1.500	15.200	9.200
Cash Out Refinance	8.900	Stated Income	270,000.00		20090101	6.500	3.000	1.500	14.900	8.900
Cash Out Refinance	11.500	Stated Income	270,000.00
Cash Out Refinance	7.100	Full/Alternative	199,000.00		20081201	4.700	3.000	1.500	13.100	7.100
Cash Out Refinance	7.700	Full/Alternative	152,000.00		20081201	5.300	3.000	1.500	13.700	7.700
Cash Out Refinance	8.700	Full/Alternative	173,000.00		20091201	6.300	3.000	1.500	14.700	8.700
Cash Out Refinance	7.490	Stated Income	800,000.00
Cash Out Refinance	12.325	Full/Alternative	173,000.00
Purchase	12.325	Full/Alternative	192,000.00	192,000.00
Cash Out Refinance	9.450	Full/Alternative	360,000.00		20081201	6.990	3.000	1.500	15.450	9.450
Purchase	9.400	Full/Alternative	89,900.00	89,900.00	20081201	6.990	3.000	1.500	15.400	9.400
Purchase	7.150	Full/Alternative	399,000.00	399,000.00	20090101	4.750	3.000	1.500	13.150	7.150
Cash Out Refinance	9.250	Full/Alternative	375,000.00		20091201	6.850	3.000	1.500	15.250	9.250
Purchase	10.025	Full/Alternative	399,000.00	399,000.00
Purchase	6.650	Full/Alternative	1,065,000.00	1,065,000.00	20081201	4.250	3.000	1.500	12.650	6.650
Cash Out Refinance	8.500	Full/Alternative	250,000.00		20081201	6.100	3.000	1.500	14.500	8.500
Cash Out Refinance	8.900	Stated Income	185,000.00		20081201	6.500	3.000	1.500	14.900	8.900
Cash Out Refinance	12.325	Full/Alternative	250,000.00
Purchase	7.750	Full/Alternative	315,000.00	315,000.00	20081201	5.350	3.000	1.500	13.750	7.750
Cash Out Refinance	8.150	Full/Alternative	188,000.00
Rate/Term Refinance	11.075	Stated Income	185,000.00
Purchase	12.325	Full/Alternative	315,000.00	315,000.00
Purchase	6.400	Full/Alternative	211,000.00	211,000.00
Purchase	7.350	Full/Alternative	265,000.00	265,000.00	20100101	4.950	3.000	1.500	13.350	7.350
Cash Out Refinance	11.500	Full/Alternative	186,000.00		20081201	6.500	3.000	1.500	17.500	11.500
Cash Out Refinance	12.500	Full/Alternative	525,000.00
Cash Out Refinance	7.990	Full/Alternative	80,000.00
Cash Out Refinance	9.990	Stated Income	270,000.00		20090101	6.990	3.000	1.500	15.990	9.990
Cash Out Refinance	7.700	Full/Alternative	272,000.00	280,000.00	20081201	5.300	3.000	1.500	13.700	7.700
Cash Out Refinance	9.250	Full/Alternative	200,000.00		20081201	5.500	3.000	1.500	15.250	9.250

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	11.725	Full/Alternative	272,000.00	280,000.00
Cash Out Refinance	6.990	Full/Alternative	720,000.00		20111201	4.590	3.000	1.500	12.990	6.990
Cash Out Refinance	11.250	Stated Income	400,000.00
Cash Out Refinance	9.730	Full/Alternative	720,000.00
Purchase	10.990	Full/Alternative	265,000.00	265,000.00
Cash Out Refinance	10.175	Full/Alternative	152,000.00
Purchase	7.650	Stated Income	702,300.00	702,300.00	20081201	5.250	3.000	1.500	13.650	7.650
Purchase	6.400	Full/Alternative	641,327.00	641,327.00
Cash Out Refinance	7.550	Stated Income	250,000.00		20081201	5.150	3.000	1.500	13.550	7.550
Cash Out Refinance	7.250	Stated Income	430,000.00		20091201	4.850	3.000	1.500	13.250	7.250
Purchase	9.990	Full/Alternative	641,327.00	641,327.00
Cash Out Refinance	6.400	Full/Alternative	260,000.00
Purchase	7.950	Full/Alternative	142,900.00	142,900.00	20091201	5.550	3.000	1.500	13.950	7.950
Purchase	12.325	Full/Alternative	142,900.00	142,900.00
Cash Out Refinance	6.700	Full/Alternative	307,000.00		20081201	4.300	3.000	1.500	12.700	6.700
Purchase	8.200	Full/Alternative	210,000.00	210,000.00	20100101	5.800	3.000	1.500	14.200	8.200
Cash Out Refinance	6.100	Full/Alternative	700,000.00		20090101	3.700	3.000	1.500	12.100	6.100
Cash Out Refinance	10.250	Full/Alternative	700,000.00
Cash Out Refinance	10.000	Full/Alternative	153,000.00
Cash Out Refinance	6.800	Full/Alternative	235,000.00		20081201	4.400	3.000	1.500	12.800	6.800
Cash Out Refinance	7.650	Full/Alternative	770,000.00		20081201	5.250	3.000	1.500	13.650	7.650
Cash Out Refinance	6.750	Full/Alternative	470,000.00		20081201	4.350	3.000	1.500	12.750	6.750
Purchase	7.300	Full/Alternative	378,000.00	378,000.00
Cash Out Refinance	11.250	Full/Alternative	235,000.00
Purchase	6.550	Full/Alternative	757,013.00	757,013.00	20081201	4.150	3.000	1.500	12.550	6.550
Cash Out Refinance	8.050	Full/Alternative	265,000.00		20081201	5.650	3.000	1.500	14.050	8.050
Purchase	8.350	Full/Alternative	269,900.00	269,900.00	20081201	5.950	3.000	1.500	14.350	8.350
Purchase	10.950	Full/Alternative	50,000.00	50,000.00	20090101	6.990	3.000	1.500	16.950	10.950
Purchase	12.000	Stated Income	389,500.00	389,500.00
Cash Out Refinance	6.250	Full/Alternative	590,000.00		20081201	3.850	3.000	1.500	12.250	6.250
Cash Out Refinance	8.250	Full/Alternative	135,950.00
Cash Out Refinance	10.400	Full/Alternative	160,000.00		20090101	6.990	3.000	1.500	16.400	10.400
Cash Out Refinance	8.300	Full/Alternative	530,000.00		20081201	5.900	3.000	1.500	14.300	8.300
Cash Out Refinance	7.850	Full/Alternative	328,000.00		20090101	5.450	3.000	1.500	13.850	7.850
Cash Out Refinance	8.300	Full/Alternative	725,000.00		20081201	5.900	3.000	1.500	14.300	8.300
Purchase	7.950	Full/Alternative	429,000.00	429,000.00	20091201	5.550	3.000	1.500	13.950	7.950
Cash Out Refinance	8.450	Stated Income	378,000.00		20081201	6.050	3.000	1.500	14.450	8.450
Purchase	12.825	Full/Alternative	429,000.00	429,000.00
Cash Out Refinance	6.250	Full/Alternative	247,000.00
Cash Out Refinance	7.400	Full/Alternative	615,000.00		20091201	5.000	3.000	1.500	13.400	7.400

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	9.950	Stated Income	440,000.00		20081201	6.990	3.000	1.500	15.950	9.950
Purchase	10.175	Full/Alternative	757,013.00	757,013.00
Purchase	12.125	Full/Alternative	269,900.00	269,900.00
Cash Out Refinance	7.990	Full/Alternative	147,000.00		20081201	5.590	3.000	1.500	13.990	7.990
Cash Out Refinance	6.850	Full/Alternative	500,000.00
Purchase	7.300	Full/Alternative	148,000.00	148,000.00	20091201	4.900	3.000	1.500	13.300	7.300
Cash Out Refinance	7.490	Full/Alternative	584,000.00
Purchase	9.990	Full/Alternative	148,000.00	148,000.00
Purchase	7.250	Stated Income	455,000.00	455,000.00	20081201	4.850	3.000	1.500	13.250	7.250
Cash Out Refinance	8.900	Full/Alternative	233,000.00		20081201	6.500	3.000	1.500	14.900	8.900
Purchase	10.100	Full/Alternative	114,900.00	114,900.00	20081201	6.500	3.000	1.500	16.100	10.100
Purchase	9.200	Full/Alternative	93,000.00	93,000.00	20081201	6.800	3.000	1.500	15.200	9.200
Purchase	10.990	Stated Income	455,000.00	455,000.00
Cash Out Refinance	7.200	Full/Alternative	223,000.00
Cash Out Refinance	9.490	Full/Alternative	88,000.00
Cash Out Refinance	8.250	Easy	200,000.00		20090101	5.850	3.000	1.500	14.250	8.250
Cash Out Refinance	6.250	Full/Alternative	294,000.00
Purchase	8.400	Stated Income	184,500.00	184,500.00	20100101	6.000	3.000	1.500	14.400	8.400
Purchase	11.750	Stated Income	184,500.00	184,500.00
Cash Out Refinance	10.300	Full/Alternative	294,000.00
Cash Out Refinance	7.250	Full/Alternative	249,900.00
Cash Out Refinance	7.470	Full/Alternative	260,000.00
Purchase	8.990	Full/Alternative	355,000.00	355,000.00	20081201	6.590	3.000	1.500	14.990	8.990
Cash Out Refinance	7.050	Full/Alternative	260,000.00
Purchase	7.900	Stated Income	255,000.00	255,000.00	20090101	5.500	3.000	1.500	13.900	7.900
Purchase	11.075	Stated Income	255,000.00	255,000.00
Cash Out Refinance	9.900	Full/Alternative	140,000.00		20091201	6.990	3.000	1.500	15.900	9.900
Cash Out Refinance	9.700	Full/Alternative	106,000.00
Purchase	6.400	Full/Alternative	762,000.00	762,000.00	20090101	4.000	3.000	1.500	12.400	6.400
Purchase	10.200	Full/Alternative	56,000.00	56,000.00	20081201	6.990	3.000	1.500	16.200	10.200
Cash Out Refinance	5.500	Full/Alternative	635,000.00		20100101	3.100	3.000	1.500	11.500	5.500
Purchase	8.850	Stated Income	469,200.00	469,200.00	20081201	6.450	3.000	1.500	14.850	8.850
Cash Out Refinance	6.450	Full/Alternative	440,000.00		20111201	4.050	3.000	1.500	12.450	6.450
Cash Out Refinance	7.750	Stated Income	135,000.00
Cash Out Refinance	9.450	Stated Income	180,000.00
Purchase	7.100	Stated Income	604,200.00	604,200.00	20100201	4.700	3.000	1.500	13.100	7.100
Cash Out Refinance	10.025	Full/Alternative	440,000.00
Purchase	6.750	Stated Income	673,100.00	673,100.00	20091201	4.350	3.000	1.500	12.750	6.750
Cash Out Refinance	6.600	Full/Alternative	253,000.00
Purchase	11.075	Stated Income	673,100.00	673,100.00

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Purchase	6.900	Full/Alternative	210,000.00	210,000.00	20081201	4.500	3.000	1.500	12.900	6.900
Purchase	12.325	Full/Alternative	115,400.00	115,400.00
Purchase	8.100	Full/Alternative	270,000.00	270,000.00	20081201	5.700	3.000	1.500	14.100	8.100
Cash Out Refinance	6.400	Full/Alternative	520,000.00		20081201	4.000	3.000	1.500	12.400	6.400
Purchase	8.800	Full/Alternative	310,000.00	310,000.00	20081201	6.400	3.000	1.500	14.800	8.800
Cash Out Refinance	6.650	Full/Alternative	345,000.00
Purchase	11.475	Full/Alternative	210,000.00	210,000.00
Purchase	7.990	Stated Income	440,000.00	440,000.00	20081201	5.590	3.000	1.500	13.990	7.990
Purchase	12.075	Stated Income	440,000.00	440,000.00
Purchase	10.990	Stated Income	604,200.00	604,200.00
Cash Out Refinance	6.290	Full/Alternative	225,000.00		20081201	3.890	3.000	1.500	12.290	6.290
Purchase	8.250	Easy	320,000.00	320,000.00	20081201	5.850	3.000	1.500	14.250	8.250
Purchase	8.500	Stated Income	216,772.00	216,772.00	20081201	6.100	3.000	1.500	14.500	8.500
Purchase	9.100	Full/Alternative	217,000.00	217,000.00	20090101	6.700	3.000	1.500	15.100	9.100
Cash Out Refinance	9.300	Full/Alternative	74,000.00		20091201	6.900	3.000	1.500	15.300	9.300
Purchase	12.125	Easy	320,000.00	320,000.00
Purchase	10.500	Stated Income	216,772.00	216,772.00
Cash Out Refinance	8.400	Stated Income	290,000.00		20100101	6.000	3.000	1.500	14.400	8.400
Purchase	12.575	Full/Alternative	270,000.00	270,000.00
Purchase	7.490	Stated Income	495,000.00	495,000.00	20081201	5.090	3.000	1.500	13.490	7.490
Cash Out Refinance	7.300	Full/Alternative	235,000.00		20091201	4.900	3.000	1.500	13.300	7.300
Cash Out Refinance	10.300	Stated Income	205,000.00		20090101	6.990	3.000	1.500	16.300	10.300
Purchase	11.250	Stated Income	495,000.00	495,000.00
Cash Out Refinance	6.750	Full/Alternative	375,000.00
Purchase	7.000	Stated Income	385,000.00	385,000.00	20090101	4.600	3.000	1.500	13.000	7.000
Purchase	7.250	Full/Alternative	166,500.00	166,500.00	20081201	4.850	3.000	1.500	13.250	7.250
Purchase	11.075	Stated Income	385,000.00	385,000.00
Cash Out Refinance	6.900	Full/Alternative	1,235,000.00		20081201	4.500	3.000	1.500	12.900	6.900
Cash Out Refinance	8.000	Full/Alternative	177,000.00		20081201	5.600	3.000	1.500	14.000	8.000
Rate/Term Refinance	7.150	Full/Alternative	141,500.00		20081201	4.750	3.000	1.500	13.150	7.150
Cash Out Refinance	8.750	Full/Alternative	178,000.00		20081201	6.350	3.000	1.500	14.750	8.750
Cash Out Refinance	7.150	Full/Alternative	389,000.00		20091201	4.750	3.000	1.500	13.150	7.150
Purchase	8.150	Stated Income	250,000.00	250,000.00	20081201	5.750	3.000	1.500	14.150	8.150
Cash Out Refinance	8.900	Full/Alternative	105,000.00		20100101	6.500	3.000	1.500	14.900	8.900
Cash Out Refinance	6.400	Full/Alternative	305,000.00		20091201	4.000	3.000	1.500	12.400	6.400
Purchase	8.450	Full/Alternative	135,000.00	135,000.00	20100101	6.050	3.000	1.500	14.450	8.450
Cash Out Refinance	8.000	Full/Alternative	205,000.00		20081201	5.600	3.000	1.500	14.000	8.000
Cash Out Refinance	8.250	Full/Alternative	232,000.00
Cash Out Refinance	6.990	Full/Alternative	225,000.00		20090101	4.590	3.000	1.500	12.990	6.990
Cash Out Refinance	7.990	Stated Income	126,000.00		20081201	5.590	3.000	1.500	13.990	7.990

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Purchase	6.600	Full/Alternative	1,286,000.00	1,286,000.00
Cash Out Refinance	11.500	Stated Income	126,000.00
Cash Out Refinance	7.990	Full/Alternative	260,000.00		20081201	5.590	3.000	1.500	13.990	7.990
Rate/Term Refinance	7.100	Full/Alternative	378,000.00
Cash Out Refinance	9.550	Full/Alternative	102,500.00		20081201	6.990	3.000	1.500	15.550	9.550
Cash Out Refinance	6.990	Full/Alternative	265,000.00
Cash Out Refinance	8.200	Stated Income	235,000.00
Cash Out Refinance	6.850	Full/Alternative	430,000.00
Cash Out Refinance	8.670	Full/Alternative	240,000.00		20100201	6.270	3.000	1.500	14.670	8.670
Cash Out Refinance	7.000	Full/Alternative	275,000.00		20100101	4.600	3.000	1.500	13.000	7.000
Cash Out Refinance	7.990	Full/Alternative	260,000.00		20091201	5.590	3.000	1.500	13.990	7.990
Cash Out Refinance	8.990	Full/Alternative	214,000.00		20090101	6.590	3.000	1.500	14.990	8.990
Purchase	7.650	Full/Alternative	235,500.00	235,500.00	20081201	5.250	3.000	1.500	13.650	7.650
Cash Out Refinance	7.500	Full/Alternative	405,000.00		20081201	5.100	3.000	1.500	13.500	7.500
Purchase	11.475	Full/Alternative	235,500.00	235,500.00
Purchase	11.325	Stated Income	250,000.00	250,000.00
Purchase	9.220	Full/Alternative	125,900.00	125,900.00	20081201	6.820	3.000	1.500	15.220	9.220
Purchase	9.350	Full/Alternative	93,000.00	93,000.00	20081201	6.950	3.000	1.500	15.350	9.350
Cash Out Refinance	6.750	Full/Alternative	335,000.00
Cash Out Refinance	7.990	Full/Alternative	205,000.00		20081201	5.590	3.000	1.500	13.990	7.990
Purchase	9.300	Full/Alternative	71,000.00	71,000.00	20081201	6.900	3.000	1.500	15.300	9.300
Cash Out Refinance	7.550	Stated Income	575,000.00		20091201	5.150	3.000	1.500	13.550	7.550
Cash Out Refinance	10.400	Full/Alternative	77,000.00		20081201	6.990	3.000	1.500	16.400	10.400
Cash Out Refinance	11.275	Stated Income	575,000.00
Cash Out Refinance	7.450	Full/Alternative	223,000.00		20090101	5.050	3.000	1.500	13.450	7.450
Cash Out Refinance	8.500	Full/Alternative	128,700.00		20081201	6.100	3.000	1.500	14.500	8.500
Purchase	8.200	Full/Alternative	281,000.00	281,000.00	20091201	5.800	3.000	1.500	14.200	8.200
Purchase	12.325	Full/Alternative	281,000.00	281,000.00
Cash Out Refinance	6.900	Full/Alternative	320,000.00		20091201	4.500	3.000	1.500	12.900	6.900
Cash Out Refinance	11.475	Full/Alternative	445,000.00
Cash Out Refinance	10.175	Full/Alternative	320,000.00
Cash Out Refinance	6.000	Full/Alternative	1,315,000.00		20100101	3.600	3.000	1.500	12.000	6.000
Cash Out Refinance	6.600	Full/Alternative	616,000.00		20100101	4.200	3.000	1.500	12.600	6.600
Purchase	7.650	Full/Alternative	153,000.00	153,000.00	20091201	5.250	3.000	1.500	13.650	7.650
Purchase	7.450	Full/Alternative	84,800.00	84,800.00	20090101	5.050	3.000	1.500	13.450	7.450
Purchase	11.475	Full/Alternative	153,000.00	153,000.00
Purchase	7.650	Stated Income	525,000.00	525,000.00	20090101	5.250	3.000	1.500	13.650	7.650
Cash Out Refinance	5.650	Full/Alternative	208,000.00		20081201	3.250	3.000	1.500	11.650	5.650
Purchase	11.325	Stated Income	525,000.00	525,000.00
Cash Out Refinance	8.500	Full/Alternative	825,000.00		20090101	6.100	3.000	1.500	14.500	8.500

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	7.550	Full/Alternative	636,000.00		20111201	5.150	3.000	1.500	13.550	7.550
Cash Out Refinance	8.990	Full/Alternative	390,000.00
Cash Out Refinance	8.350	Full/Alternative	225,000.00		20081201	5.950	3.000	1.500	14.350	8.350
Cash Out Refinance	7.300	Full/Alternative	225,000.00		20081201	4.900	3.000	1.500	13.300	7.300
Purchase	8.500	Full/Alternative	379,000.00	379,000.00	20090101	6.100	3.000	1.500	14.500	8.500
Purchase	7.800	Stated Income	770,000.00	770,000.00	20081201	5.400	3.000	1.500	13.800	7.800
Cash Out Refinance	8.480	Stated Income	335,000.00		20081201	6.080	3.000	1.500	14.480	8.480
Purchase	7.400	Stated Income	365,000.00	365,000.00	20081201	5.000	3.000	1.500	13.400	7.400
Cash Out Refinance	11.500	Stated Income	335,000.00
Purchase	11.075	Stated Income	365,000.00	365,000.00
Purchase	11.500	Stated Income	770,000.00	770,000.00
Cash Out Refinance	6.400	Full/Alternative	340,000.00
Purchase	6.650	Full/Alternative	450,000.00	450,000.00	20081201	4.250	3.000	1.500	12.650	6.650
Cash Out Refinance	6.100	Full/Alternative	640,000.00		20120101	3.700	3.000	1.500	12.100	6.100
Purchase	11.475	Full/Alternative	450,000.00	450,000.00
Rate/Term Refinance	10.025	Full/Alternative	640,000.00
Cash Out Refinance	6.500	Full/Alternative	305,000.00		20081201	4.100	3.000	1.500	12.500	6.500
Cash Out Refinance	8.750	Stated Income	232,500.00		20100101	6.350	3.000	1.500	14.750	8.750
Cash Out Refinance	6.800	Full/Alternative	345,000.00
Cash Out Refinance	9.600	Full/Alternative	118,000.00		20090101	6.990	3.000	1.500	15.600	9.600
Cash Out Refinance	8.990	Stated Income	345,000.00		20081201	6.590	3.000	1.500	14.990	8.990
Purchase	8.100	Full/Alternative	180,000.00	180,000.00	20081201	5.700	3.000	1.500	14.100	8.100
Purchase	11.175	Full/Alternative	180,000.00	180,000.00
Cash Out Refinance	7.470	Full/Alternative	220,000.00
Cash Out Refinance	7.350	Stated Income	216,000.00		20081201	4.950	3.000	1.500	13.350	7.350
Cash Out Refinance	9.550	Stated Income	584,000.00		20081201	5.250	3.000	1.500	15.550	9.550
Cash Out Refinance	10.200	Full/Alternative	250,000.00		20090101	6.990	3.000	1.500	16.200	10.200
Cash Out Refinance	11.075	Stated Income	216,000.00
Cash Out Refinance	8.300	Full/Alternative	340,000.00		20081201	5.900	3.000	1.500	14.300	8.300
Cash Out Refinance	7.390	Full/Alternative	380,000.00		20100101	4.990	3.000	1.500	13.390	7.390
Cash Out Refinance	9.900	Stated Income	400,000.00
Cash Out Refinance	6.350	Full/Alternative	140,000.00		20091201	3.950	3.000	1.500	12.350	6.350
Purchase	7.600	Stated Income	627,000.00	627,000.00	20100101	5.200	3.000	1.500	13.600	7.600
Cash Out Refinance	6.750	Full/Alternative	185,000.00
Purchase	10.750	Stated Income	627,000.00	627,000.00
Purchase	9.400	Stated Income	237,500.00	237,500.00	20090101	6.990	3.000	1.500	15.400	9.400
Cash Out Refinance	9.990	Full/Alternative	140,000.00
Purchase	8.300	Full/Alternative	148,000.00	148,000.00	20100101	5.900	3.000	1.500	14.300	8.300
Purchase	6.990	Stated Income	445,000.00	445,000.00	20090101	4.590	3.000	1.500	12.990	6.990
Cash Out Refinance	8.640	Full/Alternative	215,000.00

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	9.300	Full/Alternative	245,000.00
Purchase	7.490	Full/Alternative	202,500.00	202,500.00	20081201	5.090	3.000	1.500	13.490	7.490
Purchase	11.475	Full/Alternative	202,500.00	202,500.00
Cash Out Refinance	7.550	Full/Alternative	125,000.00		20091201	5.150	3.000	1.500	13.550	7.550
Cash Out Refinance	7.550	Full/Alternative	380,000.00		20081201	5.150	3.000	1.500	13.550	7.550
Cash Out Refinance	10.550	Full/Alternative	616,000.00
Cash Out Refinance	7.900	Full/Alternative	295,000.00		20081201	5.500	3.000	1.500	13.900	7.900
Cash Out Refinance	6.990	Stated Income	175,000.00
Cash Out Refinance	7.650	Full/Alternative	215,000.00
Cash Out Refinance	7.650	Full/Alternative	275,000.00		20081201	5.250	3.000	1.500	13.650	7.650
Cash Out Refinance	8.340	Stated Income	455,000.00		20090101	5.940	3.000	1.500	14.340	8.340
Cash Out Refinance	7.500	Stated Income	250,000.00
Purchase	6.500	Full/Alternative	207,000.00	207,000.00	20091201	4.100	3.000	1.500	12.500	6.500
Purchase	7.650	Easy	155,000.00	155,000.00	20081201	5.250	3.000	1.500	13.650	7.650
Purchase	6.650	Full/Alternative	310,000.00	310,000.00	20081201	4.250	3.000	1.500	12.650	6.650
Cash Out Refinance	7.500	Full/Alternative	213,000.00		20090101	5.100	3.000	1.500	13.500	7.500
Purchase	10.175	Full/Alternative	310,000.00	310,000.00
Purchase	11.500	Easy	155,000.00	155,000.00
Cash Out Refinance	6.250	Full/Alternative	636,000.00		20081201	3.850	3.000	1.500	12.250	6.250
Cash Out Refinance	9.350	Full/Alternative	190,000.00		20081201	6.950	3.000	1.500	15.350	9.350
Cash Out Refinance	8.050	Full/Alternative	240,000.00		20081201	5.650	3.000	1.500	14.050	8.050
Cash Out Refinance	8.700	Full/Alternative	280,000.00		20090101	6.300	3.000	1.500	14.700	8.700
Cash Out Refinance	7.350	Full/Alternative	280,000.00		20081201	4.950	3.000	1.500	13.350	7.350
Purchase	8.700	Full/Alternative	135,500.00	135,500.00	20091201	6.300	3.000	1.500	14.700	8.700
Cash Out Refinance	7.990	Full/Alternative	247,000.00
Purchase	7.650	Stated Income	255,000.00	255,000.00	20090101	5.250	3.000	1.500	13.650	7.650
Cash Out Refinance	12.000	Full/Alternative	175,000.00		20081201	6.990	3.000	1.500	18.000	12.000
Purchase	12.325	Full/Alternative	135,500.00	135,500.00
Purchase	11.275	Stated Income	255,000.00	255,000.00
Purchase	8.700	Easy	390,000.00	390,000.00	20081201	6.300	3.000	1.500	14.700	8.700
Purchase	7.800	Full/Alternative	145,000.00	145,000.00	20081201	5.400	3.000	1.500	13.800	7.800
Purchase	11.500	Easy	390,000.00	390,000.00
Cash Out Refinance	6.900	Full/Alternative	280,000.00	280,000.00	20090101	4.500	3.000	1.500	12.900	6.900
Cash Out Refinance	10.025	Full/Alternative	280,000.00	280,000.00
Cash Out Refinance	7.300	Stated Income	550,000.00		20091201	4.900	3.000	1.500	13.300	7.300
Cash Out Refinance	6.550	Full/Alternative	355,000.00
Cash Out Refinance	10.990	Stated Income	550,000.00
Purchase	8.200	Full/Alternative	140,000.00	140,000.00	20081201	5.800	3.000	1.500	14.200	8.200
Purchase	12.325	Full/Alternative	140,000.00	140,000.00
Purchase	7.250	Full/Alternative	650,000.00	650,000.00	20091201	4.850	3.000	1.500	13.250	7.250

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	6.750	Full/Alternative	225,000.00
Cash Out Refinance	9.400	Stated Income	264,000.00		20081201	6.990	3.000	1.500	15.400	9.400
Cash Out Refinance	9.300	Full/Alternative	207,000.00		20081201	6.900	3.000	1.500	15.300	9.300
Purchase	8.400	Stated Income	265,000.00	265,000.00	20081201	6.000	3.000	1.500	14.400	8.400
Cash Out Refinance	8.350	Full/Alternative	110,000.00		20090101	5.950	3.000	1.500	14.350	8.350
Purchase	8.400	Full/Alternative	138,800.00	138,800.00	20081201	6.000	3.000	1.500	14.400	8.400
Cash Out Refinance	7.700	Full/Alternative	200,000.00		20081201	5.300	3.000	1.500	13.700	7.700
Purchase	9.150	Full/Alternative	78,000.00	78,000.00	20090101	6.750	3.000	1.500	15.150	9.150
Cash Out Refinance	7.900	Full/Alternative	372,000.00
Purchase	5.690	Full/Alternative	234,900.00	234,900.00	20120101	3.290	3.000	1.500	11.690	5.690
Cash Out Refinance	6.450	Full/Alternative	98,000.00		20090101	4.050	3.000	1.500	12.450	6.450
Cash Out Refinance	8.700	Full/Alternative	200,000.00		20081201	6.300	3.000	1.500	14.700	8.700
Cash Out Refinance	8.750	Stated Income	570,000.00		20091201	6.350	3.000	1.500	14.750	8.750
Purchase	6.350	Full/Alternative	740,000.00	740,000.00	20081201	3.950	3.000	1.500	12.350	6.350
Cash Out Refinance	7.950	Stated Income	245,000.00		20081201	5.550	3.000	1.500	13.950	7.950
Purchase	9.990	Full/Alternative	740,000.00	740,000.00
Purchase	11.425	Stated Income	147,000.00	147,000.00
Cash Out Refinance	6.950	Full/Alternative	320,000.00		20081201	4.550	3.000	1.500	12.950	6.950
Purchase	9.200	Full/Alternative	120,000.00	120,000.00
Cash Out Refinance	6.000	Full/Alternative	376,000.00		20090101	3.600	3.000	1.500	12.000	6.000
Purchase	8.650	Full/Alternative	95,700.00	95,700.00	20091201	6.250	3.000	1.500	14.650	8.650
Purchase	8.300	Full/Alternative	399,500.00	399,500.00	20091201	5.900	3.000	1.500	14.300	8.300
Cash Out Refinance	7.400	Full/Alternative	185,000.00
Cash Out Refinance	7.450	Full/Alternative	272,500.00		20090101	5.050	3.000	1.500	13.450	7.450
Purchase	10.300	Full/Alternative	650,000.00	650,000.00
Cash Out Refinance	8.450	Full/Alternative	150,000.00		20090101	6.050	3.000	1.500	14.450	8.450
Cash Out Refinance	10.990	Stated Income	570,000.00
Cash Out Refinance	6.700	Full/Alternative	201,000.00		20100101	4.300	3.000	1.500	12.700	6.700
Rate/Term Refinance	7.500	Full/Alternative	165,000.00
Cash Out Refinance	6.030	Full/Alternative	620,000.00		20081201	3.630	3.000	1.500	12.030	6.030
Purchase	6.500	Full/Alternative	338,000.00	338,000.00	20081201	4.100	3.000	1.500	12.500	6.500
Purchase	8.150	Full/Alternative	265,000.00	265,000.00	20090201	5.750	3.000	1.500	14.150	8.150
Purchase	10.025	Full/Alternative	338,000.00	338,000.00
Cash Out Refinance	6.850	Full/Alternative	307,500.00		20100201	4.450	3.000	1.500	12.850	6.850
Cash Out Refinance	7.600	Full/Alternative	180,000.00
Purchase	8.050	Stated Income	240,900.00	240,900.00	20090101	5.650	3.000	1.500	14.050	8.050
Cash Out Refinance	6.200	Full/Alternative	529,000.00		20090101	3.800	3.000	1.500	12.200	6.200
Purchase	9.850	Full/Alternative	140,000.00	140,000.00	20081201	6.990	3.000	1.500	15.850	9.850
Purchase	9.700	Full/Alternative	234,900.00	234,900.00
Purchase	12.075	Stated Income	240,900.00	240,900.00

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	7.200	Full/Alternative	425,000.00		20091201	4.800	3.000	1.500	13.200	7.200
Purchase	6.550	Full/Alternative	435,000.00	435,000.00	20081201	4.150	3.000	1.500	12.550	6.550
Cash Out Refinance	7.950	Stated Income	235,000.00		20090101	5.550	3.000	1.500	13.950	7.950
Cash Out Refinance	7.990	Full/Alternative	485,000.00		20081201	5.590	3.000	1.500	13.990	7.990
Purchase	9.990	Full/Alternative	435,000.00	435,000.00
Cash Out Refinance	6.990	Full/Alternative	450,000.00		20081201	4.590	3.000	1.500	12.990	6.990
Purchase	8.300	Full/Alternative	350,000.00	350,000.00	20081201	5.900	3.000	1.500	14.300	8.300
Cash Out Refinance	7.200	Full/Alternative	232,000.00		20081201	5.900	3.000	1.500	13.200	7.200
Cash Out Refinance	8.500	Full/Alternative	335,000.00		20081201	6.100	3.000	1.500	14.500	8.500
Cash Out Refinance	9.700	Full/Alternative	307,000.00		20090101	6.990	3.000	1.500	15.700	9.700
Purchase	7.350	Stated Income	289,000.00	289,000.00	20081201	4.950	3.000	1.500	13.350	7.350
Cash Out Refinance	10.650	Full/Alternative	232,000.00
Cash Out Refinance	8.800	Stated Income	153,000.00
Cash Out Refinance	9.150	Stated Income	315,000.00		20090101	6.750	3.000	1.500	15.150	9.150
Cash Out Refinance	11.500	Stated Income	153,000.00
Cash Out Refinance	6.400	Full/Alternative	203,000.00
Cash Out Refinance	6.690	Full/Alternative	175,000.00
Purchase	11.275	Stated Income	289,000.00	289,000.00
Cash Out Refinance	8.550	Full/Alternative	685,000.00		20081201	6.150	3.000	1.500	14.550	8.550
Cash Out Refinance	11.475	Full/Alternative	685,000.00
Cash Out Refinance	7.400	Full/Alternative	234,000.00		20090101	5.000	3.000	1.500	13.400	7.400
Cash Out Refinance	8.700	Stated Income	208,000.00		20081201	6.300	3.000	1.500	14.700	8.700
Cash Out Refinance	7.200	Full/Alternative	830,000.00		20091201	5.200	3.000	1.500	13.200	7.200
Cash Out Refinance	8.800	Stated Income	400,000.00		20081201	6.400	3.000	1.500	14.800	8.800
Cash Out Refinance	6.750	Stated Income	293,000.00
Cash Out Refinance	8.300	Full/Alternative	250,000.00		20090101	5.900	3.000	1.500	14.300	8.300
Purchase	10.600	Stated Income	239,000.00	239,000.00	20091201	6.990	3.000	1.500	16.600	10.600
Cash Out Refinance	11.050	Full/Alternative	295,000.00		20090101	6.990	3.000	1.500	17.050	11.050
Cash Out Refinance	9.600	Stated Income	163,000.00		20081201	5.250	3.000	1.500	15.600	9.600
Cash Out Refinance	6.990	Full/Alternative	305,000.00		20091201	4.590	3.000	1.500	12.990	6.990
Cash Out Refinance	8.750	Stated Income	532,000.00		20100101	6.350	3.000	1.500	14.750	8.750
Purchase	8.150	Stated Income	187,000.00	187,000.00	20090101	5.750	3.000	1.500	14.150	8.150
Cash Out Refinance	7.900	Full/Alternative	300,000.00		20090101	5.500	3.000	1.500	13.900	7.900
Cash Out Refinance	7.300	Full/Alternative	275,000.00		20081201	4.900	3.000	1.500	13.300	7.300
Cash Out Refinance	11.475	Full/Alternative	300,000.00
Cash Out Refinance	8.050	Full/Alternative	440,000.00		20090101	5.650	3.000	1.500	14.050	8.050
Cash Out Refinance	9.500	Full/Alternative	217,000.00		20090101	6.990	3.000	1.500	15.500	9.500
Cash Out Refinance	7.600	Full/Alternative	117,000.00		20091201	5.200	3.000	1.500	13.600	7.600
Cash Out Refinance	7.750	Full/Alternative	72,000.00
Cash Out Refinance	7.300	Full/Alternative	230,000.00

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Purchase	8.200	Full/Alternative	108,000.00	108,000.00	20090101	5.800	3.000	1.500	14.200	8.200
Purchase	6.450	Full/Alternative	125,000.00	125,000.00	20081201	4.050	3.000	1.500	12.450	6.450
Purchase	12.325	Full/Alternative	108,000.00	108,000.00
Purchase	6.500	Full/Alternative	630,000.00	630,000.00
Purchase	10.300	Full/Alternative	630,000.00	630,000.00
Cash Out Refinance	6.990	Full/Alternative	200,000.00
Cash Out Refinance	6.550	Full/Alternative	650,000.00		20081201	4.150	3.000	1.500	12.550	6.550
Rate/Term Refinance	10.425	Full/Alternative	200,000.00
Purchase	9.900	Full/Alternative	85,000.00	85,000.00	20090101	6.990	3.000	1.500	15.900	9.900
Purchase	11.500	Stated Income	187,000.00	187,000.00
Purchase	9.300	Full/Alternative	236,900.00	236,900.00	20090101	6.900	3.000	1.500	15.300	9.300
Cash Out Refinance	6.250	Full/Alternative	625,000.00
Cash Out Refinance	6.400	Stated Income	375,000.00
Cash Out Refinance	6.750	Full/Alternative	559,000.00		20100101	4.350	3.000	1.500	12.750	6.750
Cash Out Refinance	7.150	Full/Alternative	688,000.00		20081201	4.750	3.000	1.500	13.150	7.150
Purchase	8.450	Full/Alternative	114,000.00	114,000.00	20091201	6.050	3.000	1.500	14.450	8.450
Cash Out Refinance	7.750	Full/Alternative	320,000.00		20090101	5.350	3.000	1.500	13.750	7.750
Purchase	12.325	Full/Alternative	114,000.00	114,000.00
Cash Out Refinance	12.325	Full/Alternative	320,000.00
Cash Out Refinance	6.990	Full/Alternative	310,000.00
Cash Out Refinance	8.650	Stated Income	152,000.00		20090101	6.250	3.000	1.500	14.650	8.650
Cash Out Refinance	12.575	Full/Alternative	559,000.00
Purchase	8.250	Full/Alternative	296,500.00	296,500.00	20090101	5.850	3.000	1.500	14.250	8.250
Purchase	8.600	Full/Alternative	136,000.00	136,000.00	20091201	6.200	3.000	1.500	14.600	8.600
Cash Out Refinance	5.990	Full/Alternative	240,000.00		20081201	3.590	3.000	1.500	11.990	5.990
Cash Out Refinance	9.975	Full/Alternative	201,000.00
Cash Out Refinance	10.025	Full/Alternative	240,000.00
Cash Out Refinance	9.750	Full/Alternative	225,000.00		20081201	6.990	3.000	1.500	15.750	9.750
Cash Out Refinance	8.750	Full/Alternative	435,000.00		20100101	6.350	3.000	1.500	14.750	8.750
Cash Out Refinance	8.650	Full/Alternative	136,000.00		20081201	6.250	3.000	1.500	14.650	8.650
Cash Out Refinance	5.650	Full/Alternative	600,000.00		20091201	3.250	3.000	1.500	11.650	5.650
Purchase	10.550	Full/Alternative	136,000.00	136,000.00
Purchase	11.050	Full/Alternative	1,050,000.00	1,050,000.00
Purchase	10.425	Full/Alternative	1,286,000.00	1,286,000.00
Cash Out Refinance	11.475	Full/Alternative	180,000.00
Cash Out Refinance	7.300	Full/Alternative	265,000.00		20081201	4.900	3.000	1.500	13.300	7.300
Purchase	8.000	Stated Income	530,000.00	530,000.00	20081201	5.600	3.000	1.500	14.000	8.000
Cash Out Refinance	7.250	Full/Alternative	228,000.00
Cash Out Refinance	8.200	Stated Income	715,000.00		20100101	5.800	3.000	1.500	14.200	8.200
Purchase	11.300	Stated Income	530,000.00	530,000.00

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	8.100	Full/Alternative	435,000.00		20090101	5.700	3.000	1.500	14.100	8.100
Cash Out Refinance	9.990	Full/Alternative	180,000.00		20090101	5.500	3.000	1.500	15.990	9.990
Purchase	6.900	Full/Alternative	289,990.00	289,990.00	20091201	4.500	3.000	1.500	12.900	6.900
Purchase	8.300	Full/Alternative	130,500.00	130,500.00	20081201	5.900	3.000	1.500	14.300	8.300
Cash Out Refinance	6.750	Full/Alternative	390,000.00		20081201	4.350	3.000	1.500	12.750	6.750
Cash Out Refinance	7.350	Full/Alternative	170,000.00		20100101	4.950	3.000	1.500	13.350	7.350
Cash Out Refinance	9.050	Stated Income	220,000.00		20081201	6.790	3.000	1.500	15.050	9.050
Purchase	10.250	Full/Alternative	289,990.00	289,990.00
Cash Out Refinance	12.875	Full/Alternative	435,000.00
Cash Out Refinance	9.650	Stated Income	580,000.00		20100101	6.990	3.000	1.500	15.650	9.650
Cash Out Refinance	6.450	Full/Alternative	373,000.00		20091201	4.050	3.000	1.500	12.450	6.450
Cash Out Refinance	7.640	Full/Alternative	630,000.00		20081201	5.240	3.000	1.500	13.640	7.640
Purchase	7.990	Stated Income	317,909.40	317,909.40	20090101	5.590	3.000	1.500	13.990	7.990
Purchase	7.600	Stated Income	219,000.00	219,000.00	20090101	5.200	3.000	1.500	13.600	7.600
Cash Out Refinance	10.990	Full/Alternative	630,000.00
Purchase	10.750	Stated Income	219,000.00	219,000.00
Cash Out Refinance	7.990	Full/Alternative	273,000.00
Purchase	11.275	Stated Income	317,909.40	317,909.40
Cash Out Refinance	9.250	Full/Alternative	115,000.00		20090101	6.850	3.000	1.500	15.250	9.250
Cash Out Refinance	7.250	Full/Alternative	215,000.00		20100101	4.850	3.000	1.500	13.250	7.250
Cash Out Refinance	8.650	Full/Alternative	169,000.00		20090101	6.250	3.000	1.500	14.650	8.650
Purchase	9.500	Full/Alternative	149,900.00	149,900.00	20090101	6.990	3.000	1.500	15.500	9.500
Cash Out Refinance	8.650	Full/Alternative	195,000.00		20081201	5.990	3.000	1.500	14.650	8.650
Purchase	6.490	Full/Alternative	198,000.00	198,000.00	20091201	4.090	3.000	1.500	12.490	6.490
Purchase	7.800	Stated Income	190,000.00	190,000.00	20081201	5.400	3.000	1.500	13.800	7.800
Purchase	11.750	Stated Income	190,000.00	190,000.00
Purchase	9.850	Full/Alternative	120,000.00	120,000.00	20090101	6.990	3.000	1.500	15.850	9.850
Cash Out Refinance	6.900	Full/Alternative	395,000.00
Cash Out Refinance	6.900	Full/Alternative	540,000.00
Purchase	8.850	Full/Alternative	327,000.00	327,000.00	20081201	6.450	3.000	1.500	14.850	8.850
Cash Out Refinance	8.400	Full/Alternative	150,000.00
Cash Out Refinance	7.900	Full/Alternative	175,000.00		20081201	5.500	3.000	1.500	13.900	7.900
Purchase	6.450	Full/Alternative	180,000.00	180,000.00	20100101	4.050	3.000	1.500	12.450	6.450
Cash Out Refinance	10.025	Full/Alternative	150,000.00
Cash Out Refinance	8.650	Full/Alternative	410,000.00		20081201	6.250	3.000	1.500	14.650	8.650
Cash Out Refinance	12.325	Full/Alternative	260,000.00
Purchase	7.000	Full/Alternative	585,000.00	585,000.00
Cash Out Refinance	9.400	Stated Income	440,000.00		20090101	6.990	3.000	1.500	15.400	9.400
Purchase	9.990	Full/Alternative	180,000.00	180,000.00
Cash Out Refinance	7.500	Full/Alternative	247,000.00		20100101	5.100	3.000	1.500	13.500	7.500

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Purchase	10.250	Full/Alternative	585,000.00	585,000.00
Cash Out Refinance	7.100	Full/Alternative	286,000.00		20090101	4.700	3.000	1.500	13.100	7.100
Cash Out Refinance	8.150	Stated Income	362,000.00		20090101	5.750	3.000	1.500	14.150	8.150
Cash Out Refinance	11.990	Full/Alternative	247,000.00
Cash Out Refinance	8.650	Stated Income	420,000.00		20100101	6.250	3.000	1.500	14.650	8.650
Purchase	8.250	Stated Income	134,500.00	134,500.00	20081201	5.850	3.000	1.500	14.250	8.250
Cash Out Refinance	8.700	Stated Income	262,000.00		20090101	6.300	3.000	1.500	14.700	8.700
Purchase	7.870	Full/Alternative	173,900.00	173,900.00
Cash Out Refinance	6.250	Full/Alternative	201,000.00
Cash Out Refinance	9.990	Full/Alternative	95,000.00
Purchase	7.650	Full/Alternative	262,600.00	262,600.00	20090101	5.250	3.000	1.500	13.650	7.650
Cash Out Refinance	7.600	Stated Income	162,000.00		20090101	5.200	3.000	1.500	13.600	7.600
Rate/Term Refinance	8.750	Full/Alternative	224,000.00		20100101	6.350	3.000	1.500	14.750	8.750
Purchase	8.550	Full/Alternative	226,000.00	226,000.00	20081201	6.150	3.000	1.500	14.550	8.550
Cash Out Refinance	8.750	Full/Alternative	105,000.00		20081201	6.350	3.000	1.500	14.750	8.750
Cash Out Refinance	6.850	Stated Income	218,500.00		20081201	4.450	3.000	1.500	12.850	6.850
Purchase	10.500	Full/Alternative	125,000.00	125,000.00
Purchase	11.075	Stated Income	134,500.00	134,500.00
Cash Out Refinance	7.750	Full/Alternative	385,000.00
Cash Out Refinance	9.990	Full/Alternative	385,000.00
Cash Out Refinance	7.850	Full/Alternative	150,000.00
Purchase	7.400	Full/Alternative	399,000.00	399,000.00	20081201	5.000	3.000	1.500	13.400	7.400
Cash Out Refinance	6.450	Full/Alternative	240,000.00
Purchase	9.825	Full/Alternative	399,000.00	399,000.00
Cash Out Refinance	7.650	Full/Alternative	552,000.00		20090101	5.250	3.000	1.500	13.650	7.650
Purchase	10.175	Full/Alternative	262,600.00	262,600.00
Cash Out Refinance	6.600	Full/Alternative	555,000.00
Cash Out Refinance	6.500	Full/Alternative	222,000.00
Purchase	7.000	Full/Alternative	495,000.00	495,000.00
Cash Out Refinance	6.990	Full/Alternative	248,000.00		20090101	4.590	3.000	1.500	12.990	6.990
Cash Out Refinance	6.370	Full/Alternative	248,000.00
Cash Out Refinance	6.470	Full/Alternative	210,000.00		20100101	4.070	3.000	1.500	12.470	6.470
Cash Out Refinance	7.300	Full/Alternative	450,000.00		20081201	4.900	3.000	1.500	13.300	7.300
Purchase	7.850	Full/Alternative	176,000.00	176,000.00	20090101	5.450	3.000	1.500	13.850	7.850
Cash Out Refinance	6.450	Full/Alternative	388,000.00
Cash Out Refinance	7.600	Full/Alternative	178,000.00		20081201	5.200	3.000	1.500	13.600	7.600
Cash Out Refinance	7.050	Stated Income	308,000.00		20090101	4.650	3.000	1.500	13.050	7.050
Purchase	8.450	Full/Alternative	223,000.00	223,000.00	20091201	6.050	3.000	1.500	14.450	8.450
Cash Out Refinance	9.950	Stated Income	220,000.00		20090101	6.990	3.000	1.500	15.950	9.950
Cash Out Refinance	11.700	Stated Income	74,180.00		20100101	6.990	3.000	1.500	17.700	11.700

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	9.900	Full/Alternative	131,000.00		20081201	6.990	3.000	1.500	15.900	9.900
Cash Out Refinance	10.400	Stated Income	445,000.00		20090101	6.990	3.000	1.500	16.400	10.400
Purchase	6.250	Full/Alternative	758,000.00	758,000.00	20081201	3.850	3.000	1.500	12.250	6.250
Purchase	12.325	Full/Alternative	176,000.00	176,000.00
Cash Out Refinance	6.500	Full/Alternative	390,000.00
Purchase	9.990	Full/Alternative	758,000.00	758,000.00
Purchase	8.400	Stated Income	228,000.00	228,400.00	20090101	6.000	3.000	1.500	14.400	8.400
Cash Out Refinance	6.950	Full/Alternative	200,000.00		20081201	4.550	3.000	1.500	12.950	6.950
Cash Out Refinance	7.250	Stated Income	108,000.00
Cash Out Refinance	11.225	Full/Alternative	450,000.00
Cash Out Refinance	12.325	Full/Alternative	200,000.00
Cash Out Refinance	12.550	Stated Income	240,000.00		20090101	6.990	3.000	1.500	18.550	12.550
Cash Out Refinance	5.500	Full/Alternative	530,000.00		20090101	3.100	3.000	1.500	11.500	5.500
Cash Out Refinance	6.990	Full/Alternative	410,500.00		20100101	4.590	3.000	1.500	12.990	6.990
Cash Out Refinance	6.750	Full/Alternative	443,000.00		20090101	4.350	3.000	1.500	12.750	6.750
Purchase	11.075	Stated Income	228,000.00	228,400.00
Cash Out Refinance	12.850	Full/Alternative	410,500.00
Cash Out Refinance	6.800	Full/Alternative	480,000.00
Purchase	8.200	Stated Income	410,000.00	410,000.00	20090101	5.800	3.000	1.500	14.200	8.200
Purchase	11.275	Stated Income	410,000.00	410,000.00
Cash Out Refinance	8.800	Full/Alternative	198,000.00		20090101	6.400	3.000	1.500	14.800	8.800
Cash Out Refinance	9.650	Stated Income	220,000.00		20090201	6.990	3.000	1.500	15.650	9.650
Cash Out Refinance	9.450	Stated Income	176,000.00
Rate/Term Refinance	7.650	Full/Alternative	193,000.00		20090101	5.590	3.000	1.500	13.650	7.650
Cash Out Refinance	9.100	Full/Alternative	105,000.00		20090101	6.700	3.000	1.500	15.100	9.100
Purchase	8.700	Full/Alternative	177,820.00	177,820.00	20090101	6.300	3.000	1.500	14.700	8.700
Rate/Term Refinance	11.975	Full/Alternative	193,000.00
Cash Out Refinance	9.300	Stated Income	192,000.00		20081201	6.900	3.000	1.500	15.300	9.300
Purchase	9.250	Stated Income	232,900.00	232,900.00	20090101	6.850	3.000	1.500	15.250	9.250
Cash Out Refinance	11.275	Stated Income	192,000.00
Cash Out Refinance	9.250	Stated Income	245,000.00		20090101	5.800	3.000	1.500	15.250	9.250
Purchase	7.350	Full/Alternative	250,000.00	250,000.00	20090101	4.950	3.000	1.500	13.350	7.350
Cash Out Refinance	7.990	Full/Alternative	320,000.00		20090101	5.590	3.000	1.500	13.990	7.990
Purchase	10.300	Full/Alternative	250,000.00	250,000.00
Purchase	8.900	Stated Income	187,000.00	187,000.00
Purchase	6.850	Full/Alternative	410,000.00	410,000.00	20090101	4.450	3.000	1.500	12.850	6.850
Cash Out Refinance	7.250	Stated Income	242,000.00		20090101	4.850	3.000	1.500	13.250	7.250
Purchase	8.250	Easy	182,000.00	182,000.00	20081201	5.850	3.000	1.500	14.250	8.250
Purchase	6.990	Full/Alternative	490,000.00	490,000.00	20090201	4.590	3.000	1.500	12.990	6.990
Cash Out Refinance	5.650	Stated Income	665,000.00		20100101	3.250	3.000	1.500	11.650	5.650

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Purchase	9.500	Stated Income	189,893.62	189,893.62	20100101	6.990	3.000	1.500	15.500	9.500
Cash Out Refinance	6.040	Full/Alternative	530,000.00		20090101	3.640	3.000	1.500	12.040	6.040
Cash Out Refinance	10.990	Full/Alternative	530,000.00
Cash Out Refinance	7.500	Full/Alternative	185,000.00
Purchase	10.300	Full/Alternative	329,703.00	329,703.00
Purchase	7.500	Stated Income	340,500.00	340,500.00	20100101	5.100	3.000	1.500	13.500	7.500
Cash Out Refinance	8.500	Stated Income	244,000.00		20100101	6.100	3.000	1.500	14.500	8.500
Purchase	11.275	Stated Income	340,500.00	340,500.00
Cash Out Refinance	8.650	Stated Income	420,000.00		20100101	6.250	3.000	1.500	14.650	8.650
Cash Out Refinance	9.350	Stated Income	260,000.00		20090101	5.500	3.000	1.500	15.350	9.350
Cash Out Refinance	8.200	Full/Alternative	145,000.00		20100101	5.800	3.000	1.500	14.200	8.200
Cash Out Refinance	7.700	Full/Alternative	300,000.00		20100101	5.300	3.000	1.500	13.700	7.700
Cash Out Refinance	8.900	Full/Alternative	245,000.00		20090101	6.500	3.000	1.500	14.900	8.900
Rate/Term Refinance	7.250	Full/Alternative	135,000.00
Rate/Term Refinance	9.990	Full/Alternative	135,000.00
Cash Out Refinance	8.400	Full/Alternative	210,000.00		20090101	6.000	3.000	1.500	14.400	8.400
Purchase	10.350	Full/Alternative	117,638.00	117,638.00	20081201	6.990	3.000	1.500	16.350	10.350
Purchase	6.600	Full/Alternative	366,000.00	366,000.00	20090101	4.200	3.000	1.500	12.600	6.600
Cash Out Refinance	6.700	Full/Alternative	172,000.00
Cash Out Refinance	8.000	Stated Income	690,000.00		20090101	5.600	3.000	1.500	14.000	8.000
Purchase	8.750	Stated Income	135,000.00	135,000.00	20100101	6.350	3.000	1.500	14.750	8.750
Cash Out Refinance	7.500	Full/Alternative	142,000.00
Purchase	10.690	Stated Income	80,000.00	80,000.00	20081201	5.990	3.000	1.500	16.690	10.690
Cash Out Refinance	9.990	Full/Alternative	355,500.00		20090101	6.990	3.000	1.500	15.990	9.990
Purchase	7.600	Stated Income	620,000.00	620,000.00	20091201	5.200	3.000	1.500	13.600	7.600
Purchase	9.000	Full/Alternative	105,000.00	105,000.00	20100101	5.600	3.000	1.500	15.000	9.000
Cash Out Refinance	9.650	Full/Alternative	325,000.00		20090201	6.990	3.000	1.500	15.650	9.650
Cash Out Refinance	6.990	Full/Alternative	318,000.00		20100101	4.590	3.000	1.500	12.990	6.990
Purchase	12.125	Easy	182,000.00	182,000.00
Purchase	10.175	Full/Alternative	366,000.00	366,000.00
Cash Out Refinance	9.750	Full/Alternative	102,000.00		20100101	6.490	3.000	1.500	15.750	9.750
Cash Out Refinance	7.300	Stated Income	307,000.00		20090101	4.900	3.000	1.500	13.300	7.300
Purchase	10.990	Stated Income	620,000.00	620,000.00
Cash Out Refinance	8.300	Full/Alternative	165,000.00		20090101	5.650	3.000	1.500	14.300	8.300
Cash Out Refinance	7.800	Full/Alternative	205,000.00		20081201	5.400	3.000	1.500	13.800	7.800
Cash Out Refinance	6.750	Full/Alternative	300,000.00
Cash Out Refinance	10.025	Full/Alternative	142,000.00
Purchase	11.500	Stated Income	187,000.00	187,000.00
Cash Out Refinance	6.450	Full/Alternative	665,000.00		20090101	4.050	3.000	1.500	12.450	6.450
Cash Out Refinance	9.550	Stated Income	275,000.00		20090101	6.990	3.000	1.500	15.550	9.550

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Purchase	7.600	Full/Alternative	230,000.00	230,000.00	20081201	5.200	3.000	1.500	13.600	7.600
Cash Out Refinance	7.100	Full/Alternative	315,000.00		20081201	4.700	3.000	1.500	13.100	7.100
Purchase	12.325	Full/Alternative	230,000.00	230,000.00
Cash Out Refinance	8.250	Full/Alternative	156,000.00		20090101	5.850	3.000	1.500	14.250	8.250
Purchase	7.750	Stated Income	360,000.00	360,000.00	20090201	5.350	3.000	1.500	13.750	7.750
Rate/Term Refinance	10.300	Full/Alternative	315,000.00
Cash Out Refinance	7.850	Full/Alternative	100,000.00		20090101	5.450	3.000	1.500	13.850	7.850
Purchase	11.075	Stated Income	360,000.00	360,000.00
Purchase	7.250	Full/Alternative	265,000.00	265,000.00	20090101	4.850	3.000	1.500	13.250	7.250
Purchase	12.325	Full/Alternative	265,000.00	265,000.00
Cash Out Refinance	7.990	Stated Income	390,000.00		20100101	5.590	3.000	1.500	13.990	7.990
Cash Out Refinance	8.350	Full/Alternative	250,000.00		20090101	5.950	3.000	1.500	14.350	8.350
Cash Out Refinance	9.100	Full/Alternative	305,000.00
Cash Out Refinance	8.400	Full/Alternative	200,000.00		20090101	6.000	3.000	1.500	14.400	8.400
Cash Out Refinance	8.000	Stated Income	335,000.00		20100201	5.600	3.000	1.500	14.000	8.000
Cash Out Refinance	11.075	Stated Income	335,000.00
Purchase	12.990	Full/Alternative	350,000.00	350,000.00
Cash Out Refinance	5.500	Full/Alternative	586,000.00		20090101	3.100	3.000	1.500	11.500	5.500
Cash Out Refinance	7.320	Full/Alternative	330,000.00		20090101	4.920	3.000	1.500	13.320	7.320
Purchase	7.690	Full/Alternative	253,000.00	253,000.00	20081201	5.290	3.000	1.500	13.690	7.690
Purchase	7.400	Full/Alternative	350,000.00	350,000.00	20081201	5.000	3.000	1.500	13.400	7.400
Purchase	12.150	Full/Alternative	253,000.00	253,000.00
Purchase	7.650	Full/Alternative	419,000.00	419,000.00	20090201	5.250	3.000	1.500	13.650	7.650
Cash Out Refinance	10.250	Stated Income	357,000.00		20090101	6.990	3.000	1.500	16.250	10.250
Purchase	10.675	Full/Alternative	419,000.00	419,000.00
Cash Out Refinance	7.900	Full/Alternative	210,000.00		20090101	5.500	3.000	1.500	13.900	7.900
Cash Out Refinance	11.500	Full/Alternative	210,000.00
Cash Out Refinance	8.100	Stated Income	196,000.00		20100101	5.700	3.000	1.500	14.100	8.100
Purchase	9.820	Full/Alternative	282,000.00	282,000.00	20090101	6.990	3.000	1.500	15.820	9.820
Cash Out Refinance	8.700	Stated Income	237,000.00		20081201	6.300	3.000	1.500	14.700	8.700
Cash Out Refinance	6.900	Full/Alternative	195,000.00
Purchase	7.500	Full/Alternative	386,900.00	386,900.00	20100101	5.100	3.000	1.500	13.500	7.500
Cash Out Refinance	9.400	Stated Income	365,000.00		20090101	5.500	3.000	1.500	15.400	9.400
Cash Out Refinance	9.050	Full/Alternative	255,000.00		20090101	6.650	3.000	1.500	15.050	9.050
Cash Out Refinance	7.400	Full/Alternative	295,000.00		20090101	5.000	3.000	1.500	13.400	7.400
Cash Out Refinance	6.400	Full/Alternative	291,000.00
Cash Out Refinance	11.475	Full/Alternative	295,000.00
Purchase	8.850	Full/Alternative	261,500.00	261,500.00	20100101	6.450	3.000	1.500	14.850	8.850
Cash Out Refinance	9.250	Full/Alternative	160,000.00		20090101	6.850	3.000	1.500	15.250	9.250
Cash Out Refinance	8.500	Stated Income	331,000.00		20090101	6.100	3.000	1.500	14.500	8.500

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	10.050	Full/Alternative	160,000.00		20090101	6.990	3.000	1.500	16.050	10.050
Cash Out Refinance	6.850	Full/Alternative	205,000.00		20091201	4.450	3.000	1.500	12.850	6.850
Purchase	12.575	Full/Alternative	261,500.00	261,500.00
Cash Out Refinance	6.810	Full/Alternative	226,000.00		20100101	4.410	3.000	1.500	12.810	6.810
Purchase	8.550	Full/Alternative	156,900.00	156,900.00	20081201	6.150	3.000	1.500	14.550	8.550
Cash Out Refinance	8.250	Full/Alternative	310,000.00		20090101	5.850	3.000	1.500	14.250	8.250
Purchase	12.325	Full/Alternative	156,900.00	156,900.00
Cash Out Refinance	11.275	Stated Income	196,000.00
Cash Out Refinance	7.750	Full/Alternative	223,000.00		20090101	5.350	3.000	1.500	13.750	7.750
Cash Out Refinance	8.000	Easy	432,000.00		20090101	5.600	3.000	1.500	14.000	8.000
Purchase	7.990	Stated Income	99,900.00	99,900.00	20090101	5.590	3.000	1.500	13.990	7.990
Purchase	8.300	Stated Income	149,900.00	149,900.00	20090101	5.900	3.000	1.500	14.300	8.300
Purchase	6.400	Full/Alternative	490,000.00	490,000.00
Purchase	11.075	Stated Income	99,900.00	99,900.00
Cash Out Refinance	6.450	Full/Alternative	715,000.00		20090101	4.050	3.000	1.500	12.450	6.450
Cash Out Refinance	9.950	Full/Alternative	323,000.00		20090101	5.750	3.000	1.500	15.950	9.950
Purchase	9.500	Full/Alternative	245,000.00	245,000.00	20090101	6.990	3.000	1.500	15.500	9.500
Cash Out Refinance	6.600	Full/Alternative	190,000.00		20100101	4.200	3.000	1.500	12.600	6.600
Cash Out Refinance	11.300	Full/Alternative	145,000.00
Cash Out Refinance	8.900	Easy	277,500.00		20100101	6.500	3.000	1.500	14.900	8.900
Cash Out Refinance	7.000	Full/Alternative	325,000.00		20090101	4.600	3.000	1.500	13.000	7.000
Purchase	6.750	Full/Alternative	455,000.00	455,000.00	20090101	4.350	3.000	1.500	12.750	6.750
Purchase	11.500	Stated Income	149,900.00	149,900.00
Purchase	7.650	Stated Income	625,000.00	625,000.00	20090101	5.250	3.000	1.500	13.650	7.650
Cash Out Refinance	10.300	Full/Alternative	190,000.00
Purchase	11.475	Full/Alternative	455,000.00	455,000.00
Cash Out Refinance	6.850	Full/Alternative	500,000.00		20090101	4.450	3.000	1.500	12.850	6.850
Cash Out Refinance	8.950	Full/Alternative	195,000.00		20090101	6.550	3.000	1.500	14.950	8.950
Cash Out Refinance	7.350	Full/Alternative	175,000.00
Cash Out Refinance	11.200	Full/Alternative	500,000.00
Purchase	6.600	Full/Alternative	293,741.00	293,741.00	20090101	4.200	3.000	1.500	12.600	6.600
Purchase	10.300	Full/Alternative	293,741.00	293,741.00
Purchase	7.900	Stated Income	546,900.00	546,900.00	20090201	5.500	3.000	1.500	13.900	7.900
Cash Out Refinance	10.425	Full/Alternative	175,000.00
Purchase	11.075	Stated Income	546,900.00	546,900.00
Purchase	11.075	Stated Income	625,000.00	625,000.00
Cash Out Refinance	8.200	Stated Income	450,000.00		20090101	5.800	3.000	1.500	14.200	8.200
Cash Out Refinance	7.200	Full/Alternative	210,000.00
Cash Out Refinance	7.250	Full/Alternative	240,000.00		20100101	4.850	3.000	1.500	13.250	7.250
Purchase	9.100	Stated Income	448,000.00	448,000.00	20090101	6.700	3.000	1.500	15.100	9.100

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Purchase	8.500	Stated Income	425,000.00	425,000.00	20090101	6.100	3.000	1.500	14.500	8.500
Purchase	11.500	Stated Income	425,000.00	425,000.00
Cash Out Refinance	7.600	Full/Alternative	395,000.00
Cash Out Refinance	8.450	Full/Alternative	200,000.00		20090101	6.050	3.000	1.500	14.450	8.450
Cash Out Refinance	6.890	Full/Alternative	323,000.00		20100101	4.490	3.000	1.500	12.890	6.890
Cash Out Refinance	6.550	Full/Alternative	252,000.00
Cash Out Refinance	10.275	Full/Alternative	252,000.00
Cash Out Refinance	6.850	Full/Alternative	580,000.00
Cash Out Refinance	6.250	Full/Alternative	265,000.00
Cash Out Refinance	11.350	Stated Income	151,000.00
Rate/Term Refinance	8.100	Full/Alternative	127,000.00		20090201	5.700	3.000	1.500	14.100	8.100
Purchase	6.900	Full/Alternative	173,597.00	173,597.00	20081201	4.500	3.000	1.500	12.900	6.900
Rate/Term Refinance	9.950	Full/Alternative	127,000.00
Rate/Term Refinance	8.750	Full/Alternative	247,000.00		20090101	5.890	3.000	1.500	14.750	8.750
Cash Out Refinance	8.300	Stated Income	305,000.00		20090101	5.900	3.000	1.500	14.300	8.300
Cash Out Refinance	12.450	Stated Income	353,000.00		20090201	6.990	3.000	1.500	18.450	12.450
Cash Out Refinance	8.600	Stated Income	225,000.00		20090101	5.500	3.000	1.500	14.600	8.600
Rate/Term Refinance	6.400	Full/Alternative	340,000.00		20090101	4.000	3.000	1.500	12.400	6.400
Cash Out Refinance	9.990	Stated Income	280,000.00		20090101	6.990	3.000	1.500	15.990	9.990
Purchase	8.300	Full/Alternative	378,500.00	378,500.00	20081201	5.900	3.000	1.500	14.300	8.300
Cash Out Refinance	9.950	Full/Alternative	90,900.00
Cash Out Refinance	7.750	Full/Alternative	137,000.00
Cash Out Refinance	11.850	Stated Income	225,000.00
Purchase	13.750	Full/Alternative	378,500.00	378,500.00
Cash Out Refinance	6.750	Full/Alternative	345,000.00		20090101	4.350	3.000	1.500	12.750	6.750
Cash Out Refinance	8.650	Full/Alternative	190,000.00		20090201	5.800	3.000	1.500	14.650	8.650
Purchase	9.600	Full/Alternative	104,000.00	104,000.00	20090101	6.990	3.000	1.500	15.600	9.600
Cash Out Refinance	8.990	Stated Income	330,000.00		20100101	6.590	3.000	1.500	14.990	8.990
Cash Out Refinance	6.750	Full/Alternative	240,000.00
Purchase	7.700	Stated Income	248,000.00	248,000.00	20090101	5.300	3.000	1.500	13.700	7.700
Purchase	11.075	Stated Income	248,000.00	248,000.00
Cash Out Refinance	9.350	Full/Alternative	160,000.00		20090101	6.950	3.000	1.500	15.350	9.350
Cash Out Refinance	6.850	Full/Alternative	765,000.00		20090101	4.450	3.000	1.500	12.850	6.850
Cash Out Refinance	6.250	Full/Alternative	275,000.00
Purchase	7.990	Stated Income	638,000.00	638,000.00	20090201	5.590	3.000	1.500	13.990	7.990
Cash Out Refinance	6.400	Full/Alternative	185,000.00
Purchase	8.150	Full/Alternative	178,000.00	178,000.00	20100101	5.750	3.000	1.500	14.150	8.150
Cash Out Refinance	6.800	Stated Income	370,000.00		20100101	4.400	3.000	1.500	12.800	6.800
Cash Out Refinance	7.900	Full/Alternative	235,000.00		20090101	5.500	3.000	1.500	13.900	7.900
Cash Out Refinance	8.750	Stated Income	220,000.00

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Purchase	11.475	Full/Alternative	178,000.00	178,000.00
Cash Out Refinance	6.400	Full/Alternative	258,000.00
Cash Out Refinance	9.500	Full/Alternative	130,000.00		20090101	6.990	3.000	1.500	15.500	9.500
Cash Out Refinance	7.600	Full/Alternative	115,000.00		20090101	5.200	3.000	1.500	13.600	7.600
Cash Out Refinance	8.800	Full/Alternative	115,000.00
Purchase	11.075	Stated Income	638,000.00	638,000.00
Cash Out Refinance	7.600	Full/Alternative	410,000.00		20090101	5.200	3.000	1.500	13.600	7.600
Purchase	6.900	Full/Alternative	210,517.00	210,517.00	20081201	4.500	3.000	1.500	12.900	6.900
Purchase	10.425	Full/Alternative	210,517.00	210,517.00
Cash Out Refinance	8.400	Full/Alternative	425,000.00		20100101	6.000	3.000	1.500	14.400	8.400
Cash Out Refinance	7.400	Full/Alternative	300,000.00		20090101	5.000	3.000	1.500	13.400	7.400
Cash Out Refinance	7.800	Easy	438,000.00		20090201	5.400	3.000	1.500	13.800	7.800
Cash Out Refinance	9.250	Full/Alternative	415,000.00
Purchase	11.475	Full/Alternative	359,000.00	359,000.00
Purchase	7.200	Full/Alternative	292,500.00	292,500.00	20100101	4.800	3.000	1.500	13.200	7.200
Purchase	7.990	Stated Income	640,000.00	640,000.00	20091201	5.590	3.000	1.500	13.990	7.990
Purchase	11.500	Stated Income	640,000.00	640,000.00
Cash Out Refinance	7.750	Full/Alternative	242,000.00		20090101	5.350	3.000	1.500	13.750	7.750
Cash Out Refinance	8.650	Stated Income	290,000.00		20100101	6.250	3.000	1.500	14.650	8.650
Purchase	7.800	Full/Alternative	136,000.00	136,000.00	20090101	5.400	3.000	1.500	13.800	7.800
Cash Out Refinance	6.950	Full/Alternative	310,000.00		20090101	4.550	3.000	1.500	12.950	6.950
Cash Out Refinance	6.000	Full/Alternative	760,000.00		20100101	3.600	3.000	1.500	12.000	6.000
Cash Out Refinance	9.950	Full/Alternative	310,000.00
Cash Out Refinance	7.850	Full/Alternative	190,000.00
Cash Out Refinance	7.500	Full/Alternative	117,000.00
Cash Out Refinance	7.250	Full/Alternative	199,000.00
Cash Out Refinance	10.550	Full/Alternative	190,000.00
Cash Out Refinance	11.475	Full/Alternative	199,000.00
Cash Out Refinance	7.850	Stated Income	225,000.00
Cash Out Refinance	9.750	Full/Alternative	760,000.00
Cash Out Refinance	7.300	Full/Alternative	145,000.00		20090201	4.900	3.000	1.500	13.300	7.300
Cash Out Refinance	9.650	Stated Income	378,000.00		20090101	5.450	3.000	1.500	15.650	9.650
Cash Out Refinance	7.950	Full/Alternative	157,000.00		20090101	5.550	3.000	1.500	13.950	7.950
Purchase	7.200	Full/Alternative	143,000.00	143,000.00	20090101	4.800	3.000	1.500	13.200	7.200
Cash Out Refinance	8.350	Full/Alternative	260,000.00		20100201	5.950	3.000	1.500	14.350	8.350
Purchase	7.650	Full/Alternative	175,000.00	175,000.00	20090101	5.250	3.000	1.500	13.650	7.650
Cash Out Refinance	6.750	Full/Alternative	210,000.00
Cash Out Refinance	8.750	Full/Alternative	182,000.00
Purchase	12.325	Full/Alternative	143,000.00	143,000.00
Cash Out Refinance	9.300	Full/Alternative	151,000.00

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Purchase	6.950	Full/Alternative	214,000.00	214,000.00	20090101	4.550	3.000	1.500	12.950	6.950
Purchase	12.575	Full/Alternative	175,000.00	175,000.00
Purchase	6.850	Full/Alternative	650,000.00	650,000.00	20090101	4.450	3.000	1.500	12.850	6.850
Purchase	10.300	Full/Alternative	650,000.00	650,000.00
Purchase	10.300	Full/Alternative	214,000.00	214,000.00
Cash Out Refinance	9.950	Full/Alternative	81,000.00		20090201	3.990	3.000	1.500	15.950	9.950
Cash Out Refinance	9.450	Stated Income	300,000.00		20090201	6.990	3.000	1.500	15.450	9.450
Cash Out Refinance	7.200	Full/Alternative	250,000.00		20090101	4.800	3.000	1.500	13.200	7.200
Cash Out Refinance	8.300	Full/Alternative	219,500.00		20090101	5.900	3.000	1.500	14.300	8.300
Purchase	8.500	Stated Income	267,900.00	267,900.00	20090101	6.100	3.000	1.500	14.500	8.500
Cash Out Refinance	8.000	Full/Alternative	165,000.00		20100101	5.600	3.000	1.500	14.000	8.000
Cash Out Refinance	10.550	Full/Alternative	165,000.00
Cash Out Refinance	7.500	Stated Income	186,000.00		20090201	5.100	3.000	1.500	13.500	7.500
Purchase	6.950	Full/Alternative	155,000.00	155,000.00	20090101	4.550	3.000	1.500	12.950	6.950
Cash Out Refinance	7.250	Full/Alternative	225,000.00
Cash Out Refinance	6.400	Full/Alternative	170,000.00		20090101	4.000	3.000	1.500	12.400	6.400
Cash Out Refinance	8.650	Stated Income	130,000.00		20090101	6.250	3.000	1.500	14.650	8.650
Purchase	10.025	Full/Alternative	155,000.00	155,000.00
Cash Out Refinance	7.900	Full/Alternative	267,000.00		20090101	5.500	3.000	1.500	13.900	7.900
Cash Out Refinance	9.900	Stated Income	380,000.00		20090101	6.990	3.000	1.500	15.900	9.900
Cash Out Refinance	6.950	Full/Alternative	256,000.00		20090101	4.550	3.000	1.500	12.950	6.950
Cash Out Refinance	9.990	Easy	320,000.00		20090101	6.990	3.000	1.500	15.990	9.990
Cash Out Refinance	11.075	Stated Income	186,000.00
Purchase	8.800	Stated Income	290,000.00	290,000.00	20090101	6.400	3.000	1.500	14.800	8.800
Cash Out Refinance	12.325	Full/Alternative	256,000.00
Cash Out Refinance	6.900	Full/Alternative	285,000.00
Purchase	5.650	Full/Alternative	355,000.00	355,000.00	20090101	3.250	3.000	1.500	11.650	5.650
Purchase	11.275	Stated Income	290,000.00	290,000.00
Cash Out Refinance	8.320	Full/Alternative	93,000.00
Cash Out Refinance	8.250	Full/Alternative	600,000.00		20090201	5.850	3.000	1.500	14.250	8.250
Cash Out Refinance	7.200	Full/Alternative	220,000.00		20090101	4.800	3.000	1.500	13.200	7.200
Rate/Term Refinance	9.990	Full/Alternative	165,000.00
Cash Out Refinance	6.250	Full/Alternative	379,000.00		20100101	3.850	3.000	1.500	12.250	6.250
Cash Out Refinance	6.900	Full/Alternative	360,000.00		20090101	4.500	3.000	1.500	12.900	6.900
Cash Out Refinance	7.500	Full/Alternative	168,000.00		20090101	5.100	3.000	1.500	13.500	7.500
Cash Out Refinance	10.300	Full/Alternative	168,000.00
Cash Out Refinance	7.950	Stated Income	365,000.00		20100201	5.550	3.000	1.500	13.950	7.950
Purchase	7.250	Full/Alternative	195,000.00	195,000.00	20090101	4.850	3.000	1.500	13.250	7.250
Cash Out Refinance	9.990	Full/Alternative	130,000.00		20100201	6.990	3.000	1.500	15.990	9.990
Cash Out Refinance	10.850	Full/Alternative	243,000.00		20090201	6.990	3.000	1.500	16.850	10.850

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Purchase	10.050	Full/Alternative	119,000.00	119,000.00	20100101	6.990	3.000	1.500	16.050	10.050
Cash Out Refinance	7.850	Full/Alternative	330,000.00		20090101	5.450	3.000	1.500	13.850	7.850
Cash Out Refinance	6.350	Full/Alternative	265,000.00
Cash Out Refinance	8.250	Full/Alternative	132,000.00		20090101	5.850	3.000	1.500	14.250	8.250
Purchase	9.550	Full/Alternative	145,000.00	145,000.00	20090101	6.990	3.000	1.500	15.550	9.550
Cash Out Refinance	11.075	Stated Income	162,000.00
Cash Out Refinance	10.200	Full/Alternative	220,000.00		20090101	6.990	3.000	1.500	16.200	10.200
Purchase	8.350	Full/Alternative	181,500.00	181,500.00	20090101	5.950	3.000	1.500	14.350	8.350
Cash Out Refinance	6.050	Full/Alternative	280,000.00		20100101	3.650	3.000	1.500	12.050	6.050
Purchase	10.525	Full/Alternative	195,000.00	195,000.00
Cash Out Refinance	7.250	Full/Alternative	220,000.00		20090101	4.850	3.000	1.500	13.250	7.250
Cash Out Refinance	10.150	Stated Income	92,000.00		20090101	6.990	3.000	1.500	16.150	10.150
Purchase	6.650	Full/Alternative	483,500.00	483,500.00	20100101	4.250	3.000	1.500	12.650	6.650
Purchase	8.800	Full/Alternative	160,000.00	160,000.00	20090101	6.400	3.000	1.500	14.800	8.800
Cash Out Refinance	7.100	Full/Alternative	256,000.00		20090101	4.700	3.000	1.500	13.100	7.100
Cash Out Refinance	7.400	Full/Alternative	320,000.00		20100101	5.000	3.000	1.500	13.400	7.400
Cash Out Refinance	10.450	Full/Alternative	447,000.00		20100101	6.990	3.000	1.500	16.450	10.450
Purchase	7.300	Full/Alternative	82,400.00	82,400.00	20090101	4.900	3.000	1.500	13.300	7.300
Cash Out Refinance	7.990	Full/Alternative	297,000.00		20090101	5.590	3.000	1.500	13.990	7.990
Cash Out Refinance	7.950	Full/Alternative	258,000.00		20090101	5.550	3.000	1.500	13.950	7.950
Purchase	10.300	Full/Alternative	181,500.00	181,500.00
Cash Out Refinance	7.700	Full/Alternative	770,000.00		20090101	5.300	3.000	1.500	13.700	7.700
Purchase	11.475	Full/Alternative	483,500.00	483,500.00
Cash Out Refinance	12.750	Full/Alternative	770,000.00
Purchase	8.250	Full/Alternative	442,950.00	442,950.00	20090101	5.850	3.000	1.500	14.250	8.250
Cash Out Refinance	8.350	Stated Income	225,000.00		20090101	5.950	3.000	1.500	14.350	8.350
Cash Out Refinance	8.200	Full/Alternative	236,000.00		20090101	5.800	3.000	1.500	14.200	8.200
Cash Out Refinance	5.900	Full/Alternative	560,000.00		20120101	3.500	3.000	1.500	11.900	5.900
Cash Out Refinance	6.700	Full/Alternative	280,000.00
Cash Out Refinance	12.600	Full/Alternative	236,000.00
Cash Out Refinance	7.900	Full/Alternative	188,000.00		20090101	5.500	3.000	1.500	13.900	7.900
Cash Out Refinance	10.300	Full/Alternative	280,000.00
Purchase	8.990	Stated Income	135,000.00	135,000.00	20090101	6.590	3.000	1.500	14.990	8.990
Cash Out Refinance	9.950	Full/Alternative	202,000.00		20090101	6.990	3.000	1.500	15.950	9.950
Cash Out Refinance	8.400	Stated Income	266,000.00		20090101	6.000	3.000	1.500	14.400	8.400
Purchase	6.990	Full/Alternative	237,500.00	237,500.00
Purchase	6.700	Full/Alternative	220,000.00	220,000.00	20090101	4.300	3.000	1.500	12.700	6.700
Cash Out Refinance	7.990	Full/Alternative	287,000.00		20090101	5.590	3.000	1.500	13.990	7.990
Purchase	10.270	Full/Alternative	220,000.00	220,000.00
Purchase	7.370	Full/Alternative	182,000.00	182,000.00	20090101	4.970	3.000	1.500	13.370	7.370

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	7.100	Full/Alternative	180,000.00		20090101	4.700	3.000	1.500	13.100	7.100
Purchase	5.900	Full/Alternative	515,000.00	515,000.00	20090101	3.500	3.000	1.500	11.900	5.900
Cash Out Refinance	6.900	Full/Alternative	392,000.00
Purchase	8.900	Full/Alternative	110,900.00	110,900.00	20100101	6.500	3.000	1.500	14.900	8.900
Cash Out Refinance	9.400	Full/Alternative	106,000.00		20090101	6.990	3.000	1.500	15.400	9.400
Cash Out Refinance	7.990	Full/Alternative	350,000.00		20090101	5.590	3.000	1.500	13.990	7.990
Cash Out Refinance	7.950	Full/Alternative	207,000.00		20090101	5.550	3.000	1.500	13.950	7.950
Purchase	7.500	Full/Alternative	417,000.00	417,000.00	20100101	5.113	3.000	1.500	13.500	7.500
Purchase	11.275	Stated Income	135,000.00	135,000.00
Purchase	7.500	Full/Alternative	375,000.00	375,000.00	20090101	5.113	3.000	1.500	13.500	7.500
Cash Out Refinance	9.090	Full/Alternative	170,000.00		20100101	6.703	3.000	1.500	15.090	9.090
Cash Out Refinance	9.100	Full/Alternative	128,000.00		20090201	6.713	3.000	1.500	15.100	9.100
Cash Out Refinance	7.350	Full/Alternative	265,000.00		20090101	4.963	3.000	1.500	13.350	7.350
Cash Out Refinance	7.650	Full/Alternative	154,000.00		20090201	5.263	3.000	1.500	13.650	7.650
Cash Out Refinance	6.800	Full/Alternative	374,000.00		20100101	4.413	3.000	1.500	12.800	6.800
Purchase	11.475	Full/Alternative	417,000.00	417,000.00
Cash Out Refinance	7.500	Full/Alternative	150,000.00		20100101	5.113	3.000	1.500	13.500	7.500
Cash Out Refinance	7.550	Full/Alternative	120,000.00
Cash Out Refinance	10.550	Full/Alternative	154,000.00
Cash Out Refinance	6.150	Full/Alternative	182,000.00		20090201	3.763	3.000	1.500	12.150	6.150
Cash Out Refinance	7.400	Full/Alternative	145,000.00
Cash Out Refinance	10.100	Stated Income	115,000.00		20090201	6.990	3.000	1.500	16.100	10.100
Cash Out Refinance	6.450	Full/Alternative	262,000.00		20090101	4.063	3.000	1.500	12.450	6.450
Cash Out Refinance	7.500	Full/Alternative	333,000.00		20090101	5.113	3.000	1.500	13.500	7.500
Cash Out Refinance	7.250	Full/Alternative	320,000.00		20100101	4.863	3.000	1.500	13.250	7.250
Purchase	8.500	Stated Income	390,000.00	390,000.00	20090101	6.113	3.000	1.500	14.500	8.500
Purchase	11.250	Stated Income	390,000.00	390,000.00
Cash Out Refinance	8.650	Stated Income	375,000.00		20090101	6.263	3.000	1.500	14.650	8.650
Cash Out Refinance	9.360	Stated Income	280,000.00
Cash Out Refinance	7.250	Full/Alternative	190,000.00		20090101	4.863	3.000	1.500	13.250	7.250
Cash Out Refinance	7.350	Full/Alternative	555,000.00		20090101	4.963	3.000	1.500	13.350	7.350
Cash Out Refinance	6.990	Full/Alternative	121,000.00		20090101	4.603	3.000	1.500	12.990	6.990
Cash Out Refinance	10.990	Full/Alternative	121,000.00
Purchase	8.450	Stated Income	221,000.00	221,000.00	20090101	6.063	3.000	1.500	14.450	8.450
Cash Out Refinance	9.450	Stated Income	175,500.00
Cash Out Refinance	5.650	Full/Alternative	640,000.00		20100101	3.263	3.000	1.500	11.650	5.650
Purchase	6.400	Full/Alternative	135,000.00	135,000.00	20090101	4.013	3.000	1.500	12.400	6.400
Purchase	10.300	Full/Alternative	135,000.00	135,000.00
Purchase	11.750	Stated Income	221,000.00	221,000.00
Cash Out Refinance	9.780	Full/Alternative	215,000.00		20090101	6.990	3.000	1.500	15.780	9.780

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Purchase	12.850	Full/Alternative	375,000.00	375,000.00
Cash Out Refinance	9.250	Full/Alternative	220,000.00		20090101	6.863	3.000	1.500	15.250	9.250
Purchase	12.325	Full/Alternative	182,000.00	182,000.00
Purchase	6.200	Full/Alternative	439,900.00	439,900.00	20090101	3.813	3.000	1.500	12.200	6.200
Cash Out Refinance	11.990	Full/Alternative	495,000.00
Cash Out Refinance	9.500	Stated Income	352,000.00		20090101	6.990	3.000	1.500	15.500	9.500
Purchase	7.350	Full/Alternative	148,000.00	148,000.00	20090101	4.963	3.000	1.500	13.350	7.350
Purchase	7.950	Stated Income	620,375.00	620,375.00	20090101	5.563	3.000	1.500	13.950	7.950
Cash Out Refinance	11.950	Full/Alternative	175,000.00		20090101	6.990	3.000	1.500	17.950	11.950
Purchase	6.250	Full/Alternative	315,000.00	315,000.00	20100101	3.863	3.000	1.500	12.250	6.250
Purchase	11.115	Full/Alternative	315,000.00	315,000.00
Cash Out Refinance	6.600	Full/Alternative	420,000.00		20090101	4.213	3.000	1.500	12.600	6.600
Purchase	11.275	Stated Income	620,375.00	620,375.00
Cash Out Refinance	12.325	Full/Alternative	420,000.00
Cash Out Refinance	6.990	Full/Alternative	139,000.00
Cash Out Refinance	10.425	Full/Alternative	265,000.00
Purchase	5.700	Full/Alternative	265,000.00	265,000.00	20090101	3.313	3.000	1.500	11.700	5.700
Cash Out Refinance	5.930	Full/Alternative	430,000.00		20090101	3.543	3.000	1.500	11.930	5.930
Cash Out Refinance	7.850	Stated Income	380,000.00		20090101	5.700	3.000	1.500	13.850	7.850
Purchase	7.990	Full/Alternative	159,000.00	159,000.00	20100101	5.603	3.000	1.500	13.990	7.990
Cash Out Refinance	11.500	Stated Income	380,000.00
Cash Out Refinance	11.750	Full/Alternative	350,000.00		20090201	6.990	3.000	1.500	17.750	11.750
Cash Out Refinance	10.500	Full/Alternative	81,000.00		20090101	6.990	3.000	1.500	16.500	10.500
Purchase	8.300	Stated Income	420,000.00	420,000.00	20090101	5.913	3.000	1.500	14.300	8.300
Purchase	8.250	Stated Income	363,000.00	363,000.00	20090101	5.863	3.000	1.500	14.250	8.250
Rate/Term Refinance	6.800	Full/Alternative	232,000.00
Purchase	9.900	Full/Alternative	98,000.00	98,000.00	20100201	6.163	3.000	1.500	15.900	9.900
Purchase	11.850	Stated Income	363,000.00	363,000.00
Cash Out Refinance	7.250	Stated Income	257,000.00
Purchase	8.640	Stated Income	360,000.00	360,000.00	20090101	6.253	3.000	1.500	14.640	8.640
Cash Out Refinance	6.400	Full/Alternative	176,000.00		20100101	4.013	3.000	1.500	12.400	6.400
Cash Out Refinance	6.900	Full/Alternative	380,000.00		20090101	4.513	3.000	1.500	12.900	6.900
Cash Out Refinance	7.890	Full/Alternative	345,000.00		20100101	5.503	3.000	1.500	13.890	7.890
Cash Out Refinance	10.250	Full/Alternative	350,000.00		20100101	5.990	3.000	1.500	16.250	10.250
Cash Out Refinance	6.600	Full/Alternative	290,000.00
Cash Out Refinance	12.825	Full/Alternative	193,000.00
Cash Out Refinance	6.450	Full/Alternative	385,000.00
Cash Out Refinance	8.450	Stated Income	875,000.00		20090101	6.063	3.000	1.500	14.450	8.450
Purchase	10.990	Stated Income	360,000.00	360,000.00
Cash Out Refinance	7.150	Full/Alternative	205,000.00

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Rate/Term Refinance	11.275	Stated Income	875,000.00
Cash Out Refinance	6.400	Full/Alternative	480,000.00
Cash Out Refinance	7.700	Stated Income	380,000.00		20090101	5.313	3.000	1.500	13.700	7.700
Cash Out Refinance	6.940	Full/Alternative	285,000.00		20090101	4.553	3.000	1.500	12.940	6.940
Cash Out Refinance	7.250	Full/Alternative	200,000.00		20100101	4.863	3.000	1.500	13.250	7.250
Purchase	7.750	Full/Alternative	330,000.00	330,000.00	20090201	5.363	3.000	1.500	13.750	7.750
Purchase	7.150	Full/Alternative	550,000.00	550,000.00
Purchase	10.675	Full/Alternative	330,000.00	330,000.00
Purchase	7.550	Full/Alternative	413,835.00	413,835.00	20090101	5.163	3.000	1.500	13.550	7.550
Purchase	10.015	Full/Alternative	550,000.00	550,000.00
Cash Out Refinance	7.880	Full/Alternative	580,000.00		20090201	5.493	3.000	1.500	13.880	7.880
Purchase	7.550	Stated Income	254,900.00	254,900.00	20090101	5.163	3.000	1.500	13.550	7.550
Purchase	7.600	Stated Income	545,000.00	545,000.00	20090101	5.213	3.000	1.500	13.600	7.600
Purchase	11.275	Stated Income	545,000.00	545,000.00
Cash Out Refinance	8.550	Full/Alternative	105,000.00		20100101	6.163	3.000	1.500	14.550	8.550
Cash Out Refinance	7.700	Full/Alternative	185,000.00		20090101	5.313	3.000	1.500	13.700	7.700
Cash Out Refinance	8.650	Stated Income	114,000.00
Cash Out Refinance	7.500	Stated Income	369,000.00		20100101	5.113	3.000	1.500	13.500	7.500
Cash Out Refinance	9.000	Stated Income	163,000.00		20090201	6.613	3.000	1.500	15.000	9.000
Purchase	11.080	Stated Income	254,900.00	254,900.00
Purchase	9.700	Full/Alternative	214,000.00	214,000.00	20100101	6.990	3.000	1.500	15.700	9.700
Purchase	7.550	Full/Alternative	452,990.00	452,990.00	20090101	5.163	3.000	1.500	13.550	7.550
Cash Out Refinance	7.950	Full/Alternative	112,000.00		20090101	5.563	3.000	1.500	13.950	7.950
Cash Out Refinance	9.050	Full/Alternative	155,000.00		20090101	6.663	3.000	1.500	15.050	9.050
Purchase	11.300	Full/Alternative	413,835.00	413,835.00
Purchase	8.250	Full/Alternative	216,500.00	216,500.00	20090201	5.863	3.000	1.500	14.250	8.250
Cash Out Refinance	6.300	Full/Alternative	800,000.00		20100101	3.913	3.000	1.500	12.300	6.300
Cash Out Refinance	6.400	Full/Alternative	325,000.00
Purchase	11.475	Full/Alternative	216,500.00	216,500.00
Cash Out Refinance	12.325	Full/Alternative	210,000.00
Cash Out Refinance	9.250	Full/Alternative	176,000.00		20090101	6.863	3.000	1.500	15.250	9.250
Cash Out Refinance	9.250	Full/Alternative	274,000.00		20100101	6.863	3.000	1.500	15.250	9.250
Purchase	7.550	Stated Income	225,000.00	225,000.00	20090101	5.163	3.000	1.500	13.550	7.550
Purchase	11.075	Stated Income	225,000.00	225,000.00
Cash Out Refinance	8.650	Full/Alternative	200,000.00		20090101	5.400	3.000	1.500	14.650	8.650
Cash Out Refinance	10.150	Stated Income	295,000.00		20090101	6.990	3.000	1.500	16.150	10.150
Cash Out Refinance	7.450	Full/Alternative	295,000.00
Cash Out Refinance	8.900	Full/Alternative	430,000.00		20090101	6.513	3.000	1.500	14.900	8.900
Purchase	7.900	Full/Alternative	265,000.00	265,000.00	20100101	5.513	3.000	1.500	13.900	7.900
Purchase	7.900	Stated Income	250,000.00	250,000.00	20090101	5.513	3.000	1.500	13.900	7.900

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Purchase	6.740	Full/Alternative	170,000.00	170,000.00	20100101	4.353	3.000	1.500	12.740	6.740
Purchase	11.500	Stated Income	250,000.00	250,000.00
Cash Out Refinance	10.250	Stated Income	145,000.00		20100101	6.990	3.000	1.500	16.250	10.250
Cash Out Refinance	8.850	Full/Alternative	250,000.00
Cash Out Refinance	8.950	Full/Alternative	207,000.00
Purchase	9.990	Full/Alternative	170,000.00	170,000.00
Purchase	9.350	Full/Alternative	119,200.00	119,200.00	20090101	6.963	3.000	1.500	15.350	9.350
Cash Out Refinance	11.700	Full/Alternative	91,500.00		20090101	6.990	3.000	1.500	17.700	11.700
Cash Out Refinance	6.850	Full/Alternative	246,000.00		20090101	4.463	3.000	1.500	12.850	6.850
Cash Out Refinance	8.750	Stated Income	330,000.00		20090201	6.363	3.000	1.500	14.750	8.750
Cash Out Refinance	8.720	Full/Alternative	92,000.00		20090201	6.333	3.000	1.500	14.720	8.720
Cash Out Refinance	6.600	Full/Alternative	310,000.00		20090101	4.213	3.000	1.500	12.600	6.600
Cash Out Refinance	11.250	Full/Alternative	410,000.00		20090201	6.990	3.000	1.500	17.250	11.250
Cash Out Refinance	6.400	Full/Alternative	610,000.00		20090101	4.013	3.000	1.500	12.400	6.400
Rate/Term Refinance	10.990	Full/Alternative	310,000.00
Purchase	7.900	Full/Alternative	314,876.00	314,876.00	20090101	5.513	3.000	1.500	13.900	7.900
Cash Out Refinance	7.750	Stated Income	205,000.00		20090101	5.363	3.000	1.500	13.750	7.750
Cash Out Refinance	6.550	Stated Income	290,000.00		20090101	4.163	3.000	1.500	12.550	6.550
Purchase	7.800	Full/Alternative	172,000.00	172,000.00	20090101	5.413	3.000	1.500	13.800	7.800
Purchase	8.630	Full/Alternative	118,500.00	118,500.00	20100101	6.243	3.000	1.500	14.630	8.630
Purchase	11.475	Full/Alternative	314,876.00	314,876.00
Purchase	11.725	Full/Alternative	172,000.00	172,000.00
Cash Out Refinance	9.900	Stated Income	150,000.00		20090101	6.990	3.000	1.500	15.900	9.900
Purchase	9.850	Full/Alternative	60,000.00	60,000.00
Purchase	7.050	Full/Alternative	215,000.00	215,000.00
Purchase	9.050	Full/Alternative	90,000.00	89,900.00	20100101	6.663	3.000	1.500	15.050	9.050
Purchase	9.850	Easy	132,500.00	132,500.00	20090101	6.990	3.000	1.500	15.850	9.850
Cash Out Refinance	8.000	Full/Alternative	153,000.00		20090101	5.613	3.000	1.500	14.000	8.000
Cash Out Refinance	6.400	Full/Alternative	170,000.00
Cash Out Refinance	7.500	Full/Alternative	130,000.00
Purchase	7.450	Full/Alternative	380,000.00	380,000.00	20090101	5.063	3.000	1.500	13.450	7.450
Cash Out Refinance	11.900	Full/Alternative	250,000.00		20090101	5.990	3.000	1.500	17.900	11.900
Purchase	10.175	Full/Alternative	215,000.00	215,000.00
Purchase	12.250	Full/Alternative	380,000.00	380,000.00
Cash Out Refinance	6.450	Full/Alternative	172,000.00		20090101	4.063	3.000	1.500	12.450	6.450
Cash Out Refinance	5.850	Stated Income	550,000.00		20100101	3.463	3.000	1.500	11.850	5.850
Purchase	8.400	Stated Income	209,000.00	209,000.00	20090101	6.013	3.000	1.500	14.400	8.400
Purchase	7.800	Full/Alternative	130,000.00	130,000.00	20090101	5.413	3.000	1.500	13.800	7.800
Cash Out Refinance	9.050	Full/Alternative	247,000.00		20090101	6.663	3.000	1.500	15.050	9.050
Purchase	6.700	Full/Alternative	565,000.00	565,000.00	20090101	4.313	3.000	1.500	12.700	6.700

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	6.730	Full/Alternative	296,000.00		20090101	4.343	3.000	1.500	12.730	6.730
Purchase	10.300	Full/Alternative	565,000.00	565,000.00
Cash Out Refinance	7.650	Stated Income	525,000.00		20090101	5.263	3.000	1.500	13.650	7.650
Purchase	9.200	Full/Alternative	207,447.00	207,447.00	20090201	6.813	3.000	1.500	15.200	9.200
Cash Out Refinance	7.300	Full/Alternative	655,000.00		20100101	4.913	3.000	1.500	13.300	7.300
Purchase	9.400	Stated Income	174,500.00	174,500.00	20090101	6.990	3.000	1.500	15.400	9.400
Cash Out Refinance	8.800	Stated Income	225,000.00		20090101	6.413	3.000	1.500	14.800	8.800
Cash Out Refinance	6.650	Full/Alternative	500,000.00		20090201	4.263	3.000	1.500	12.650	6.650
Cash Out Refinance	9.100	Full/Alternative	130,000.00		20090101	6.713	3.000	1.500	15.100	9.100
Purchase	10.300	Full/Alternative	120,000.00	120,000.00	20120101	6.990	3.000	1.500	16.300	10.300
Purchase	5.500	Full/Alternative	570,223.00	570,223.00	20100101	3.113	3.000	1.500	11.500	5.500
Cash Out Refinance	6.750	Full/Alternative	240,000.00
Purchase	9.990	Full/Alternative	570,223.00	570,223.00
Cash Out Refinance	7.990	Full/Alternative	745,000.00
Cash Out Refinance	9.050	Full/Alternative	90,000.00		20090201	6.663	3.000	1.500	15.050	9.050
Cash Out Refinance	10.300	Full/Alternative	500,000.00
Cash Out Refinance	9.650	Stated Income	132,000.00		20090201	6.990	3.000	1.500	15.650	9.650
Cash Out Refinance	6.490	Full/Alternative	187,700.00		20090101	4.103	3.000	1.500	12.490	6.490
Purchase	8.350	Full/Alternative	206,000.00	206,000.00	20090101	5.963	3.000	1.500	14.350	8.350
Cash Out Refinance	8.650	Full/Alternative	180,000.00		20090201	5.400	3.000	1.500	14.650	8.650
Purchase	8.350	Stated Income	190,000.00	190,000.00	20090101	5.963	3.000	1.500	14.350	8.350
Purchase	7.750	Full/Alternative	100,000.00	100,000.00	20090101	5.500	3.000	1.500	13.750	7.750
Cash Out Refinance	9.850	Full/Alternative	135,000.00		20090101	5.500	3.000	1.500	15.850	9.850
Cash Out Refinance	8.050	Full/Alternative	293,000.00		20100101	5.663	3.000	1.500	14.050	8.050
Purchase	6.150	Full/Alternative	314,574.00	314,574.00	20090101	3.763	3.000	1.500	12.150	6.150
Purchase	10.250	Stated Income	90,000.00	90,000.00	20090101	6.990	3.000	1.500	16.250	10.250
Purchase	10.300	Full/Alternative	314,574.00	314,574.00
Cash Out Refinance	6.400	Full/Alternative	360,000.00
Cash Out Refinance	7.990	Stated Income	279,000.00		20090101	5.603	3.000	1.500	13.990	7.990
Cash Out Refinance	8.600	Full/Alternative	235,000.00		20090101	6.213	3.000	1.500	14.600	8.600
Cash Out Refinance	7.740	Full/Alternative	605,000.00		20100101	5.353	3.000	1.500	13.740	7.740
Cash Out Refinance	8.150	Full/Alternative	165,000.00		20100101	5.763	3.000	1.500	14.150	8.150
Purchase	7.100	Stated Income	400,000.00	400,000.00	20090101	4.713	3.000	1.500	13.100	7.100
Purchase	6.750	Stated Income	439,000.00	439,000.00	20090101	4.363	3.000	1.500	12.750	6.750
Purchase	11.750	Stated Income	439,000.00	439,000.00
Cash Out Refinance	7.250	Stated Income	335,000.00		20100101	4.863	3.000	1.500	13.250	7.250
Cash Out Refinance	8.500	Full/Alternative	213,000.00		20090101	5.500	3.000	1.500	14.500	8.500
Cash Out Refinance	10.850	Stated Income	165,000.00		20100201	6.990	3.000	1.500	16.850	10.850
Cash Out Refinance	11.275	Stated Income	279,000.00
Purchase	8.150	Full/Alternative	153,900.00	153,900.00	20090101	5.763	3.000	1.500	14.150	8.150

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	9.650	Full/Alternative	194,700.00		20090201	6.990	3.000	1.500	15.650	9.650
Cash Out Refinance	8.400	Full/Alternative	420,000.00		20090101	6.013	3.000	1.500	14.400	8.400
Cash Out Refinance	8.700	Full/Alternative	125,000.00		20090101	6.313	3.000	1.500	14.700	8.700
Purchase	8.700	Stated Income	205,000.00	205,000.00	20090101	6.313	3.000	1.500	14.700	8.700
Purchase	11.500	Stated Income	205,000.00	205,000.00
Cash Out Refinance	7.950	Full/Alternative	262,000.00
Purchase	11.500	Stated Income	209,000.00	209,000.00
Purchase	10.240	Full/Alternative	87,400.00	87,400.00	20090101	6.990	3.000	1.500	16.240	10.240
Rate/Term Refinance	6.550	Full/Alternative	225,000.00
Cash Out Refinance	6.790	Full/Alternative	440,000.00		20090101	4.403	3.000	1.500	12.790	6.790
Cash Out Refinance	8.750	Full/Alternative	450,000.00		20100201	6.363	3.000	1.500	14.750	8.750
Purchase	9.950	Stated Income	324,700.00	338,500.00	20090101	6.990	3.000	1.500	15.950	9.950
Cash Out Refinance	9.790	Full/Alternative	197,000.00		20090101	6.990	3.000	1.500	15.790	9.790
Cash Out Refinance	6.950	Full/Alternative	500,000.00
Cash Out Refinance	10.025	Full/Alternative	500,000.00
Cash Out Refinance	8.550	Full/Alternative	495,000.00		20090101	6.163	3.000	1.500	14.550	8.550
Purchase	7.500	Full/Alternative	232,000.00	232,000.00
Cash Out Refinance	12.325	Full/Alternative	165,000.00
Purchase	11.525	Stated Income	400,000.00	400,000.00
Purchase	7.990	Full/Alternative	170,000.00	170,000.00	20100201	5.603	3.000	1.500	13.990	7.990
Cash Out Refinance	10.300	Full/Alternative	300,000.00
Cash Out Refinance	7.500	Full/Alternative	161,000.00		20100101	5.113	3.000	1.500	13.500	7.500
Cash Out Refinance	7.850	Full/Alternative	148,000.00
Cash Out Refinance	11.975	Full/Alternative	262,000.00
Purchase	8.700	Full/Alternative	127,000.00	127,000.00	20090101	6.313	3.000	1.500	14.700	8.700
Cash Out Refinance	8.500	Full/Alternative	129,000.00		20090101	5.500	3.000	1.500	14.500	8.500
Cash Out Refinance	9.250	Full/Alternative	135,000.00		20090101	6.863	3.000	1.500	15.250	9.250
Cash Out Refinance	9.700	Full/Alternative	96,000.00		20090101	4.990	3.000	1.500	15.700	9.700
Cash Out Refinance	9.500	Full/Alternative	150,000.00
Cash Out Refinance	7.250	Easy	276,000.00		20090101	4.863	3.000	1.500	13.250	7.250
Purchase	6.990	Full/Alternative	386,100.00	386,100.00	20090101	4.603	3.000	1.500	12.990	6.990
Cash Out Refinance	6.650	Full/Alternative	349,000.00		20090101	4.263	3.000	1.500	12.650	6.650
Purchase	8.700	Full/Alternative	610,000.00	610,000.00	20090201	6.313	3.000	1.500	14.700	8.700
Purchase	7.750	Stated Income	450,000.00	450,000.00	20090201	5.363	3.000	1.500	13.750	7.750
Purchase	7.050	Full/Alternative	238,935.00	238,935.00	20090101	4.663	3.000	1.500	13.050	7.050
Cash Out Refinance	6.900	Full/Alternative	210,000.00
Cash Out Refinance	8.550	Stated Income	229,000.00		20090201	6.163	3.000	1.500	14.550	8.550
Cash Out Refinance	8.420	Stated Income	480,000.00		20090201	6.033	3.000	1.500	14.420	8.420
Cash Out Refinance	11.450	Full/Alternative	560,000.00		20090101	5.990	3.000	1.500	17.450	11.450
Purchase	9.450	Full/Alternative	108,000.00	108,000.00

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	7.800	Full/Alternative	755,000.00
Cash Out Refinance	6.550	Full/Alternative	394,000.00		20090101	4.163	3.000	1.500	12.550	6.550
Cash Out Refinance	8.600	Stated Income	375,000.00		20090201	6.213	3.000	1.500	14.600	8.600
Cash Out Refinance	8.650	Full/Alternative	200,000.00		20090101	6.263	3.000	1.500	14.650	8.650
Cash Out Refinance	5.250	Full/Alternative	840,000.00		20120101	2.863	3.000	1.500	11.250	5.250
Cash Out Refinance	7.950	Stated Income	420,000.00		20100201	5.563	3.000	1.500	13.950	7.950
Cash Out Refinance	7.350	Stated Income	295,000.00		20090101	4.963	3.000	1.500	13.350	7.350
Purchase	8.650	Stated Income	318,000.00	318,000.00	20090101	6.263	3.000	1.500	14.650	8.650
Purchase	11.075	Stated Income	318,000.00	318,000.00
Cash Out Refinance	7.750	Stated Income	255,000.00		20090101	5.363	3.000	1.500	13.750	7.750
Cash Out Refinance	7.350	Stated Income	343,000.00		20100101	4.963	3.000	1.500	13.350	7.350
Purchase	11.275	Stated Income	302,487.00	302,487.00
Cash Out Refinance	7.700	Full/Alternative	135,000.00		20090101	5.350	3.000	1.500	13.700	7.700
Cash Out Refinance	6.770	Full/Alternative	425,000.00
Purchase	11.250	Full/Alternative	267,000.00	267,000.00
Purchase	6.990	Full/Alternative	449,000.00	449,000.00	20090201	4.603	3.000	1.500	12.990	6.990
Purchase	6.990	Full/Alternative	724,000.00	724,000.00	20100201	4.603	3.000	1.500	12.990	6.990
Purchase	13.850	Full/Alternative	724,000.00	724,000.00
Cash Out Refinance	7.300	Full/Alternative	530,000.00		20100101	4.913	3.000	1.500	13.300	7.300
Purchase	11.625	Full/Alternative	449,000.00	449,000.00
Purchase	8.750	Full/Alternative	160,000.00	160,000.00	20100101	6.363	3.000	1.500	14.750	8.750
Cash Out Refinance	9.700	Full/Alternative	188,000.00		20090101	6.990	3.000	1.500	15.700	9.700
Purchase	6.650	Full/Alternative	398,000.00	398,000.00	20090101	4.263	3.000	1.500	12.650	6.650
Purchase	9.990	Full/Alternative	398,000.00	398,000.00
Purchase	7.550	Stated Income	227,000.00	227,000.00	20090201	5.163	3.000	1.500	13.550	7.550
Cash Out Refinance	9.870	Full/Alternative	239,000.00		20090101	6.990	3.000	1.500	15.870	9.870
Cash Out Refinance	6.800	Stated Income	367,500.00		20090101	4.413	3.000	1.500	12.800	6.800
Cash Out Refinance	7.500	Full/Alternative	168,000.00
Cash Out Refinance	10.550	Full/Alternative	168,000.00
Purchase	7.250	Stated Income	450,000.00	450,000.00	20090101	4.863	3.000	1.500	13.250	7.250
Cash Out Refinance	8.500	Full/Alternative	240,000.00		20090201	6.113	3.000	1.500	14.500	8.500
Cash Out Refinance	6.750	Full/Alternative	323,000.00
Purchase	11.075	Stated Income	450,000.00	450,000.00
Cash Out Refinance	12.575	Full/Alternative	240,000.00
Cash Out Refinance	7.900	Full/Alternative	550,000.00
Purchase	11.500	Stated Income	227,000.00	227,000.00
Purchase	7.250	Full/Alternative	287,000.00	287,000.00
Cash Out Refinance	8.650	Full/Alternative	680,000.00		20090101	6.263	3.000	1.500	14.650	8.650
Cash Out Refinance	9.750	Full/Alternative	240,000.00		20090101	6.990	3.000	1.500	15.750	9.750
Purchase	12.750	Full/Alternative	287,000.00	287,000.00

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	6.000	Full/Alternative	615,000.00		20120101	3.613	3.000	1.500	12.000	6.000
Cash Out Refinance	9.950	Full/Alternative	135,000.00		20090201	6.990	3.000	1.500	15.950	9.950
Purchase	8.900	Full/Alternative	164,300.00	164,300.00
Cash Out Refinance	8.700	Stated Income	150,000.00		20090101	6.000	3.000	1.500	14.700	8.700
Cash Out Refinance	7.250	Full/Alternative	196,000.00		20090101	4.863	3.000	1.500	13.250	7.250
Cash Out Refinance	10.650	Easy	276,000.00
Cash Out Refinance	12.325	Full/Alternative	196,000.00
Cash Out Refinance	6.250	Full/Alternative	179,000.00		20100101	3.863	3.000	1.500	12.250	6.250
Purchase	6.450	Full/Alternative	397,000.00	397,000.00	20100201	4.063	3.000	1.500	12.450	6.450
Purchase	6.990	Full/Alternative	255,900.00	255,900.00	20090201	4.603	3.000	1.500	12.990	6.990
Cash Out Refinance	6.750	Full/Alternative	280,000.00
Purchase	8.250	Full/Alternative	400,000.00	400,000.00	20090201	5.863	3.000	1.500	14.250	8.250
Purchase	9.450	Full/Alternative	152,900.00	152,900.00	20090101	6.990	3.000	1.500	15.450	9.450
Purchase	11.990	Full/Alternative	400,000.00	400,000.00
Cash Out Refinance	7.990	Full/Alternative	337,000.00		20090201	5.603	3.000	1.500	13.990	7.990
Cash Out Refinance	11.725	Full/Alternative	337,000.00
Cash Out Refinance	8.450	Full/Alternative	220,000.00
Cash Out Refinance	8.250	Full/Alternative	165,000.00		20090101	5.650	3.000	1.500	14.250	8.250
Cash Out Refinance	9.850	Stated Income	159,000.00		20090101	6.990	3.000	1.500	15.850	9.850
Cash Out Refinance	6.300	Full/Alternative	525,000.00		20100101	3.913	3.000	1.500	12.300	6.300
Cash Out Refinance	10.525	Full/Alternative	165,000.00
Cash Out Refinance	9.350	Full/Alternative	160,000.00		20090101	6.963	3.000	1.500	15.350	9.350
Cash Out Refinance	10.525	Full/Alternative	525,000.00
Rate/Term Refinance	7.500	Full/Alternative	212,500.00
Purchase	8.250	Full/Alternative	444,900.00	444,900.00	20090101	5.863	3.000	1.500	14.250	8.250
Purchase	11.475	Full/Alternative	444,900.00	444,900.00
Cash Out Refinance	7.250	Stated Income	645,000.00		20090201	4.863	3.000	1.500	13.250	7.250
Purchase	7.250	Full/Alternative	370,000.00	370,000.00	20090101	4.863	3.000	1.500	13.250	7.250
Cash Out Refinance	10.990	Stated Income	645,000.00
Cash Out Refinance	6.500	Stated Income	595,000.00
Purchase	10.300	Full/Alternative	370,000.00	370,000.00
Cash Out Refinance	6.750	Full/Alternative	295,000.00
Rate/Term Refinance	8.150	Full/Alternative	130,000.00		20090201	5.763	3.000	1.500	14.150	8.150
Cash Out Refinance	7.400	Full/Alternative	261,000.00		20090101	5.013	3.000	1.500	13.400	7.400
Cash Out Refinance	8.420	Full/Alternative	340,000.00		20100101	6.033	3.000	1.500	14.420	8.420
Purchase	6.990	Full/Alternative	213,000.00	213,000.00	20090101	4.603	3.000	1.500	12.990	6.990
Cash Out Refinance	8.250	Stated Income	785,000.00		20090201	5.863	3.000	1.500	14.250	8.250
Purchase	11.200	Easy	62,900.00	62,900.00
Purchase	11.475	Full/Alternative	255,900.00	255,900.00
Purchase	7.950	Stated Income	500,000.00	500,000.00	20090101	5.563	3.000	1.500	13.950	7.950

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	7.250	Full/Alternative	247,000.00
Cash Out Refinance	7.550	Stated Income	385,000.00		20090101	5.163	3.000	1.500	13.550	7.550
Cash Out Refinance	7.750	Full/Alternative	230,000.00		20090101	5.363	3.000	1.500	13.750	7.750
Cash Out Refinance	11.250	Stated Income	385,000.00
Cash Out Refinance	8.550	Stated Income	890,000.00		20090201	6.163	3.000	1.500	14.550	8.550
Purchase	8.400	Stated Income	194,000.00	194,000.00	20090101	6.013	3.000	1.500	14.400	8.400
Purchase	6.300	Full/Alternative	480,000.00	480,000.00	20120101	3.913	3.000	1.500	12.300	6.300
Purchase	11.475	Full/Alternative	397,000.00	397,000.00
Purchase	7.550	Stated Income	357,900.00	357,900.00	20100101	5.163	3.000	1.500	13.550	7.550
Cash Out Refinance	6.800	Full/Alternative	270,000.00		20090101	4.413	3.000	1.500	12.800	6.800
Cash Out Refinance	11.325	Stated Income	785,000.00
Purchase	11.325	Stated Income	357,900.00	357,900.00
Cash Out Refinance	6.250	Full/Alternative	515,000.00
Purchase	5.650	Full/Alternative	360,000.00	360,000.00	20090101	3.263	3.000	1.500	11.650	5.650
Cash Out Refinance	8.650	Full/Alternative	115,000.00
Purchase	10.025	Full/Alternative	360,000.00	360,000.00
Purchase	7.500	Full/Alternative	210,000.00	210,000.00
Cash Out Refinance	7.100	Full/Alternative	880,000.00		20100101	4.713	3.000	1.500	13.100	7.100
Purchase	10.025	Full/Alternative	210,000.00	210,000.00
Cash Out Refinance	8.600	Stated Income	198,000.00		20100101	6.213	3.000	1.500	14.600	8.600
Cash Out Refinance	5.650	Full/Alternative	490,000.00		20100101	3.263	3.000	1.500	11.650	5.650
Cash Out Refinance	6.500	Full/Alternative	490,000.00
Purchase	5.850	Full/Alternative	700,000.00	700,000.00	20100101	3.463	3.000	1.500	11.850	5.850
Purchase	8.250	Full/Alternative	139,000.00	139,000.00	20090101	5.863	3.000	1.500	14.250	8.250
Purchase	12.325	Full/Alternative	139,000.00	139,000.00
Purchase	7.500	Full/Alternative	243,300.00	243,300.00	20090101	5.113	3.000	1.500	13.500	7.500
Purchase	10.025	Full/Alternative	243,300.00	243,300.00
Cash Out Refinance	9.450	Easy	173,000.00		20090101	6.990	3.000	1.500	15.450	9.450
Purchase	10.025	Full/Alternative	480,000.00	480,000.00
Cash Out Refinance	8.600	Full/Alternative	150,000.00		20090201	6.213	3.000	1.500	14.600	8.600
Purchase	6.500	Full/Alternative	283,250.00	283,250.00	20100101	4.113	3.000	1.500	12.500	6.500
Purchase	6.600	Full/Alternative	205,000.00	205,000.00	20090101	4.213	3.000	1.500	12.600	6.600
Purchase	11.275	Stated Income	194,000.00	194,000.00
Rate/Term Refinance	6.800	Stated Income	500,000.00
Cash Out Refinance	5.400	Full/Alternative	875,000.00		20100201	3.013	3.000	1.500	11.400	5.400
Cash Out Refinance	7.100	Full/Alternative	102,000.00
Cash Out Refinance	9.300	Stated Income	325,000.00		20090101	6.913	3.000	1.500	15.300	9.300
Cash Out Refinance	8.450	Full/Alternative	109,000.00		20100101	6.063	3.000	1.500	14.450	8.450
Purchase	6.300	Full/Alternative	777,000.00	777,000.00	20100301	3.913	3.000	1.500	12.300	6.300
Cash Out Refinance	7.350	Full/Alternative	500,000.00		20100101	4.963	3.000	1.500	13.350	7.350

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Purchase	11.075	Stated Income	895,000.00	895,000.00
Purchase	10.025	Full/Alternative	283,250.00	283,250.00
Cash Out Refinance	7.990	Full/Alternative	205,000.00		20090101	5.603	3.000	1.500	13.990	7.990
Cash Out Refinance	6.250	Full/Alternative	795,000.00		20100101	3.863	3.000	1.500	12.250	6.250
Cash Out Refinance	7.550	Stated Income	675,000.00		20100101	5.163	3.000	1.500	13.550	7.550
Purchase	10.025	Full/Alternative	205,000.00	205,000.00
Cash Out Refinance	7.400	Stated Income	428,000.00		20100201	5.013	3.000	1.500	13.400	7.400
Cash Out Refinance	8.250	Stated Income	180,000.00		20090101	5.863	3.000	1.500	14.250	8.250
Purchase	7.250	Full/Alternative	545,000.00	545,000.00	20090201	4.863	3.000	1.500	13.250	7.250
Purchase	5.850	Full/Alternative	437,500.00	440,000.00	20100101	3.463	3.000	1.500	11.850	5.850
Purchase	10.300	Full/Alternative	545,000.00	545,000.00
Cash Out Refinance	6.000	Full/Alternative	193,000.00
Purchase	11.975	Full/Alternative	700,000.00	700,000.00
Cash Out Refinance	8.250	Full/Alternative	172,000.00		20090101	5.863	3.000	1.500	14.250	8.250
Cash Out Refinance	8.350	Stated Income	700,000.00		20100201	5.963	3.000	1.500	14.350	8.350
Cash Out Refinance	10.025	Full/Alternative	225,000.00
Cash Out Refinance	11.350	Full/Alternative	152,000.00
Cash Out Refinance	7.450	Full/Alternative	615,000.00		20090101	5.063	3.000	1.500	13.450	7.450
Purchase	7.500	Easy	338,000.00	338,000.00	20100101	5.113	3.000	1.500	13.500	7.500
Purchase	6.990	Full/Alternative	164,900.00	164,900.00	20090101	4.603	3.000	1.500	12.990	6.990
Purchase	10.525	Easy	338,000.00	338,000.00
Cash Out Refinance	9.550	Stated Income	112,000.00
Cash Out Refinance	6.900	Full/Alternative	358,000.00
Cash Out Refinance	8.900	Full/Alternative	157,000.00
Rate/Term Refinance	10.490	Full/Alternative	358,000.00
Purchase	7.250	Full/Alternative	430,000.00	430,000.00	20090101	4.863	3.000	1.500	13.250	7.250
Cash Out Refinance	6.400	Full/Alternative	269,000.00		20100101	4.013	3.000	1.500	12.400	6.400
Purchase	10.025	Full/Alternative	437,500.00	440,000.00
Purchase	10.200	Full/Alternative	430,000.00	430,000.00
Cash Out Refinance	5.990	Full/Alternative	400,000.00
Cash Out Refinance	8.250	Full/Alternative	216,000.00		20090101	5.863	3.000	1.500	14.250	8.250
Cash Out Refinance	11.825	Full/Alternative	129,000.00
Purchase	6.125	Full/Alternative	487,777.00	487,777.00	20090101	3.738	3.000	1.500	12.125	6.125
Purchase	11.990	Full/Alternative	487,777.00	487,777.00
Cash Out Refinance	7.300	Full/Alternative	230,000.00
Purchase	6.250	Full/Alternative	1,025,000.00	1,025,000.00
Cash Out Refinance	7.500	Full/Alternative	336,000.00		20100101	5.113	3.000	1.500	13.500	7.500
Cash Out Refinance	9.350	Stated Income	1,200,000.00		20090101	6.750	3.000	1.500	15.350	9.350
Purchase	11.475	Full/Alternative	90,000.00	90,000.00
Purchase	9.990	Full/Alternative	1,025,000.00	1,025,000.00

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Purchase	8.350	Full/Alternative	100,000.00	100,000.00	20090101	5.963	3.000	1.500	14.350	8.350
Purchase	7.550	Stated Income	310,000.00	310,000.00	20090201	5.163	3.000	1.500	13.550	7.550
Purchase	8.750	Stated Income	387,000.00	387,000.00	20100201	6.363	3.000	1.500	14.750	8.750
Purchase	10.950	Stated Income	310,000.00	310,000.00
Cash Out Refinance	8.850	Stated Income	387,000.00		20090101	6.463	3.000	1.500	14.850	8.850
Purchase	11.475	Full/Alternative	259,848.00	259,848.00
Purchase	6.500	Stated Income	652,190.00	652,190.00	20090101	4.113	3.000	1.500	12.500	6.500
Cash Out Refinance	7.700	Full/Alternative	146,000.00		20090201	5.313	3.000	1.500	13.700	7.700
Purchase	11.250	Stated Income	652,190.00	652,190.00
Cash Out Refinance	8.950	Stated Income	125,000.00		20090101	6.913	3.000	1.500	14.950	8.950
Purchase	8.400	Stated Income	375,000.00	375,000.00	20090101	6.013	3.000	1.500	14.400	8.400
Cash Out Refinance	8.750	Stated Income	401,000.00
Purchase	8.050	Stated Income	249,900.00	249,900.00
Cash Out Refinance	10.200	Full/Alternative	122,000.00		20090201	6.990	3.000	1.500	16.200	10.200
Purchase	5.450	Full/Alternative	515,000.00	515,000.00	20090101	3.063	3.000	1.500	11.450	5.450
Cash Out Refinance	7.700	Full/Alternative	215,000.00
Purchase	6.850	Stated Income	420,000.00	420,000.00
Cash Out Refinance	8.500	Easy	126,000.00		20100201	6.113	3.000	1.500	14.500	8.500
Purchase	11.075	Stated Income	420,000.00	420,000.00
Cash Out Refinance	6.350	Full/Alternative	430,000.00		20120201	3.963	3.000	1.500	12.350	6.350
Purchase	10.025	Full/Alternative	515,000.00	515,000.00
Cash Out Refinance	6.250	Full/Alternative	450,000.00
Purchase	6.800	Stated Income	681,000.00	684,012.00
Purchase	8.590	Full/Alternative	311,000.00	311,000.00	20090101	6.203	3.000	1.500	14.590	8.590
Cash Out Refinance	7.000	Full/Alternative	390,000.00
Cash Out Refinance	8.950	Stated Income	111,000.00
Cash Out Refinance	6.890	Stated Income	425,000.00		20100201	5.600	3.000	1.500	12.890	6.890
Cash Out Refinance	10.450	Stated Income	72,000.00		20090101	6.990	3.000	1.500	16.450	10.450
Cash Out Refinance	6.400	Full/Alternative	608,000.00
Cash Out Refinance	9.250	Full/Alternative	177,000.00		20090101	6.863	3.000	1.500	15.250	9.250
Cash Out Refinance	8.450	Full/Alternative	155,000.00
Cash Out Refinance	6.100	Full/Alternative	295,000.00		20090201	3.713	3.000	1.500	12.100	6.100
Purchase	6.300	Stated Income	325,000.00	325,000.00	20090201	3.913	3.000	1.500	12.300	6.300
Purchase	11.075	Stated Income	325,000.00	325,000.00
Cash Out Refinance	5.500	Full/Alternative	1,205,000.00		20120101	3.113	3.000	1.500	11.500	5.500
Purchase	8.350	Full/Alternative	63,000.00	63,000.00
Cash Out Refinance	10.600	Full/Alternative	90,000.00		20090101	6.990	3.000	1.500	16.600	10.600
Cash Out Refinance	6.900	Full/Alternative	213,000.00		20090101	4.513	3.000	1.500	12.900	6.900
Cash Out Refinance	10.500	Full/Alternative	190,000.00		20090101	6.990	3.000	1.500	16.500	10.500
Cash Out Refinance	10.300	Full/Alternative	213,000.00

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	9.400	Full/Alternative	206,000.00		20090201	6.490	3.000	1.500	15.400	9.400
Cash Out Refinance	7.750	Full/Alternative	635,000.00		20090201	5.363	3.000	1.500	13.750	7.750
Purchase	7.750	Full/Alternative	141,000.00	141,000.00	20090101	5.363	3.000	1.500	13.750	7.750
Rate/Term Refinance	9.700	Full/Alternative	121,000.00
Purchase	8.050	Stated Income	375,000.00	375,000.00	20100101	5.663	3.000	1.500	14.050	8.050
Cash Out Refinance	6.400	Full/Alternative	160,000.00
Purchase	7.700	Full/Alternative	299,000.00	299,000.00	20100101	5.313	3.000	1.500	13.700	7.700
Purchase	7.200	Stated Income	172,000.00	172,000.00
Cash Out Refinance	6.100	Full/Alternative	430,000.00		20100201	3.713	3.000	1.500	12.100	6.100
Cash Out Refinance	7.200	Full/Alternative	268,000.00
Purchase	11.475	Full/Alternative	141,000.00	141,000.00
Purchase	7.500	Stated Income	494,520.00	494,520.00	20100101	5.113	3.000	1.500	13.500	7.500
Purchase	10.990	Stated Income	494,520.00	494,520.00
Purchase	7.450	Stated Income	450,000.00	450,000.00	20100101	5.063	3.000	1.500	13.450	7.450
Purchase	11.500	Stated Income	450,000.00	450,000.00
Cash Out Refinance	6.920	Full/Alternative	945,000.00
Cash Out Refinance	7.990	Full/Alternative	260,000.00		20100101	5.603	3.000	1.500	13.990	7.990
Cash Out Refinance	7.750	Stated Income	725,000.00		20090101	5.363	3.000	1.500	13.750	7.750
Cash Out Refinance	12.575	Full/Alternative	260,000.00
Purchase	11.075	Stated Income	681,000.00	684,012.00
Cash Out Refinance	7.390	Full/Alternative	198,317.00
Cash Out Refinance	7.990	Stated Income	400,000.00		20100201	5.603	3.000	1.500	13.990	7.990
Cash Out Refinance	6.400	Full/Alternative	486,000.00
Purchase	7.850	Full/Alternative	345,000.00	345,000.00	20090101	5.463	3.000	1.500	13.850	7.850
Cash Out Refinance	7.350	Full/Alternative	126,000.00
Cash Out Refinance	7.870	Full/Alternative	292,000.00		20090301	5.483	3.000	1.500	13.870	7.870
Cash Out Refinance	8.150	Stated Income	157,300.00
Cash Out Refinance	11.475	Full/Alternative	292,000.00
Purchase	11.475	Full/Alternative	345,000.00	345,000.00
Cash Out Refinance	6.650	Full/Alternative	365,000.00
Cash Out Refinance	10.120	Full/Alternative	222,000.00		20090201	6.990	3.000	1.500	16.120	10.120
Cash Out Refinance	7.750	Stated Income	675,000.00		20100101	5.363	3.000	1.500	13.750	7.750
Cash Out Refinance	7.150	Full/Alternative	115,000.00
Cash Out Refinance	6.750	Stated Income	190,000.00
Purchase	11.325	Stated Income	375,000.00	375,000.00
Purchase	6.550	Full/Alternative	128,989.00	128,989.00	20100101	4.163	3.000	1.500	12.550	6.550
Cash Out Refinance	7.750	Full/Alternative	196,000.00		20090101	5.363	3.000	1.500	13.750	7.750
Cash Out Refinance	6.100	Full/Alternative	501,000.00
Cash Out Refinance	7.750	Full/Alternative	94,000.00		20090101	5.363	3.000	1.500	13.750	7.750
Purchase	6.970	Stated Income	262,000.00	262,000.00	20090101	4.583	3.000	1.500	12.970	6.970

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Rate/Term Refinance	6.000	Full/Alternative	350,000.00
Purchase	10.600	Stated Income	262,000.00	262,000.00
Purchase	9.950	Full/Alternative	128,989.00	128,989.00
Cash Out Refinance	6.350	Full/Alternative	495,000.00
Purchase	6.990	Stated Income	645,000.00	645,000.00	20090101	4.603	3.000	1.500	12.990	6.990
Purchase	7.250	Stated Income	285,000.00	285,000.00	20090101	4.863	3.000	1.500	13.250	7.250
Purchase	8.250	Full/Alternative	205,250.00	205,250.00	20090201	5.863	3.000	1.500	14.250	8.250
Cash Out Refinance	12.325	Full/Alternative	495,000.00
Purchase	11.075	Stated Income	285,000.00	285,000.00
Purchase	9.900	Full/Alternative	87,500.00	87,500.00	20090101	6.990	3.000	1.500	15.900	9.900
Cash Out Refinance	8.100	Stated Income	687,000.00
Cash Out Refinance	7.650	Full/Alternative	190,000.00
Purchase	6.300	Easy	657,200.00	657,200.00	20100101	3.913	3.000	1.500	12.300	6.300
Purchase	6.950	Full/Alternative	194,900.00	194,900.00
Cash Out Refinance	7.150	Full/Alternative	295,000.00		20090201	4.763	3.000	1.500	13.150	7.150
Cash Out Refinance	10.650	Full/Alternative	295,000.00
Cash Out Refinance	7.650	Stated Income	395,000.00		20100101	5.263	3.000	1.500	13.650	7.650
Purchase	10.525	Easy	657,200.00	657,200.00
Purchase	7.720	Full/Alternative	246,900.00	246,900.00	20090101	5.333	3.000	1.500	13.720	7.720
Purchase	10.175	Full/Alternative	246,900.00	246,900.00
Cash Out Refinance	5.990	Full/Alternative	960,000.00
Cash Out Refinance	7.150	Full/Alternative	266,000.00		20090101	4.763	3.000	1.500	13.150	7.150
Cash Out Refinance	6.700	Full/Alternative	270,000.00		20090101	4.313	3.000	1.500	12.700	6.700
Cash Out Refinance	11.475	Full/Alternative	270,000.00
Cash Out Refinance	8.990	Stated Income	470,000.00		20120101	6.603	3.000	1.500	14.990	8.990
Cash Out Refinance	7.750	Full/Alternative	252,000.00		20090201	5.363	3.000	1.500	13.750	7.750
Cash Out Refinance	12.325	Full/Alternative	252,000.00
Cash Out Refinance	7.700	Full/Alternative	478,000.00
Cash Out Refinance	7.300	Full/Alternative	375,000.00		20090101	4.913	3.000	1.500	13.300	7.300
Purchase	8.950	Full/Alternative	275,000.00	275,000.00	20090101	6.563	3.000	1.500	14.950	8.950
Purchase	7.990	Stated Income	300,000.00	300,000.00	20100101	5.603	3.000	1.500	13.990	7.990
Purchase	11.775	Stated Income	300,000.00	300,000.00
Cash Out Refinance	12.100	Stated Income	205,000.00		20090201	6.990	3.000	1.500	18.100	12.100
Cash Out Refinance	9.990	Full/Alternative	450,000.00
Purchase	7.550	Stated Income	294,900.00	294,900.00	20090201	5.163	3.000	1.500	13.550	7.550
Cash Out Refinance	5.990	Full/Alternative	777,000.00		20090201	3.603	3.000	1.500	11.990	5.990
Cash Out Refinance	5.990	Full/Alternative	286,000.00
Cash Out Refinance	7.000	Stated Income	510,000.00
Purchase	6.750	Full/Alternative	174,600.00	174,600.00	20090101	4.363	3.000	1.500	12.750	6.750
Purchase	7.750	Stated Income	469,000.00	469,000.00	20090201	5.363	3.000	1.500	13.750	7.750

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	6.770	Full/Alternative	980,000.00		20120101	4.383	3.000	1.500	12.770	6.770
Purchase	11.500	Stated Income	469,000.00	469,000.00
Cash Out Refinance	7.600	Stated Income	203,000.00		20090101	5.213	3.000	1.500	13.600	7.600
Cash Out Refinance	5.990	Full/Alternative	610,000.00
Cash Out Refinance	7.240	Full/Alternative	420,000.00
Purchase	6.100	Stated Income	380,000.00	380,000.00	20100201	3.713	3.000	1.500	12.100	6.100
Purchase	12.250	Full/Alternative	174,600.00	174,600.00
Cash Out Refinance	7.950	Stated Income	527,000.00		20090101	5.563	3.000	1.500	13.950	7.950
Cash Out Refinance	9.550	Full/Alternative	141,000.00
Cash Out Refinance	7.750	Full/Alternative	220,000.00
Cash Out Refinance	9.950	Full/Alternative	115,000.00		20090101	6.990	3.000	1.500	15.950	9.950
Cash Out Refinance	7.700	Full/Alternative	202,000.00		20090201	5.313	3.000	1.500	13.700	7.700
Cash Out Refinance	8.350	Full/Alternative	500,000.00		20090301	5.963	3.000	1.500	14.350	8.350
Purchase	7.990	Full/Alternative	140,490.00	140,490.00	20090101	5.603	3.000	1.500	13.990	7.990
Cash Out Refinance	5.650	Full/Alternative	460,000.00		20100201	3.263	3.000	1.500	11.650	5.650
Cash Out Refinance	7.150	Full/Alternative	950,000.00		20090201	4.763	3.000	1.500	13.150	7.150
Purchase	9.990	Full/Alternative	140,490.00	140,490.00
Purchase	5.750	Full/Alternative	415,000.00	415,000.00	20090201	3.363	3.000	1.500	11.750	5.750
Purchase	10.025	Full/Alternative	415,000.00	415,000.00
Cash Out Refinance	7.400	Stated Income	360,000.00		20090101	5.013	3.000	1.500	13.400	7.400
Cash Out Refinance	11.750	Stated Income	360,000.00
Cash Out Refinance	6.500	Full/Alternative	1,050,000.00		20100201	4.113	3.000	1.500	12.500	6.500
Purchase	7.700	Full/Alternative	214,000.00	214,000.00	20100301	5.313	3.000	1.500	13.700	7.700
Cash Out Refinance	11.500	Stated Income	395,000.00
Cash Out Refinance	9.990	Full/Alternative	1,050,000.00
Purchase	6.550	Full/Alternative	1,125,000.00	1,125,000.00	20090101	4.163	3.000	1.500	12.550	6.550
Cash Out Refinance	6.700	Full/Alternative	525,000.00		20090101	4.313	3.000	1.500	12.700	6.700
Cash Out Refinance	8.150	Stated Income	245,000.00		20100201	5.763	3.000	1.500	14.150	8.150
Cash Out Refinance	7.400	Full/Alternative	350,000.00
Cash Out Refinance	8.300	Full/Alternative	425,000.00
Purchase	6.190	Full/Alternative	461,822.00	461,822.00
Cash Out Refinance	6.550	Full/Alternative	251,000.00		20090201	4.163	3.000	1.500	12.550	6.550
Purchase	10.175	Full/Alternative	461,822.00	461,822.00
Purchase	7.750	Stated Income	420,000.00	420,000.00
Cash Out Refinance	8.400	Full/Alternative	206,000.00		20090101	6.013	3.000	1.500	14.400	8.400
Purchase	8.450	Full/Alternative	168,000.00	168,000.00	20090201	6.063	3.000	1.500	14.450	8.450
Purchase	9.990	Full/Alternative	114,500.00	114,500.00
Cash Out Refinance	9.700	Full/Alternative	425,000.00
Purchase	6.500	Full/Alternative	413,400.00	413,400.00
Cash Out Refinance	8.950	Full/Alternative	100,000.00

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	7.750	Stated Income	420,000.00		20100101	5.363	3.000	1.500	13.750	7.750
Cash Out Refinance	5.650	Full/Alternative	520,000.00		20100101	3.263	3.000	1.500	11.650	5.650
Cash Out Refinance	11.990	Full/Alternative	228,000.00		20090201	6.990	3.000	1.500	17.990	11.990
Cash Out Refinance	7.000	Full/Alternative	190,000.00
Purchase	6.400	Full/Alternative	380,000.00	380,000.00
Cash Out Refinance	11.500	Stated Income	420,000.00
Purchase	7.400	Full/Alternative	125,000.00	125,000.00	20090101	5.013	3.000	1.500	13.400	7.400
Purchase	9.990	Full/Alternative	380,000.00	380,000.00
Cash Out Refinance	10.000	Full/Alternative	190,000.00		20090201	6.990	3.000	1.500	16.000	10.000
Purchase	9.850	Stated Income	315,000.00	315,000.00	20090301	6.990	3.000	1.500	15.850	9.850
Cash Out Refinance	5.950	Full/Alternative	535,000.00		20090101	3.563	3.000	1.500	11.950	5.950
Cash Out Refinance	6.950	Stated Income	430,000.00		20090101	4.563	3.000	1.500	12.950	6.950
Cash Out Refinance	5.990	Full/Alternative	425,000.00
Cash Out Refinance	10.900	Stated Income	310,000.00		20090201	6.990	3.000	1.500	16.900	10.900
Purchase	6.400	Full/Alternative	725,429.00	725,429.00	20090201	4.013	3.000	1.500	12.400	6.400
Cash Out Refinance	9.350	Stated Income	265,000.00		20090201	6.963	3.000	1.500	15.350	9.350
Purchase	10.725	Full/Alternative	725,429.00	725,429.00
Cash Out Refinance	6.650	Full/Alternative	440,000.00
Cash Out Refinance	6.050	Full/Alternative	230,000.00
Cash Out Refinance	8.950	Full/Alternative	185,000.00		20090101	6.563	3.000	1.500	14.950	8.950
Purchase	10.175	Full/Alternative	413,400.00	413,400.00
Cash Out Refinance	8.200	Full/Alternative	287,000.00		20100201	5.813	3.000	1.500	14.200	8.200
Purchase	8.850	Full/Alternative	260,000.00	260,000.00	20090101	6.463	3.000	1.500	14.850	8.850
Cash Out Refinance	10.150	Full/Alternative	170,000.00		20090201	6.990	3.000	1.500	16.150	10.150
Cash Out Refinance	9.350	Stated Income	665,000.00		20090101	6.963	3.000	1.500	15.350	9.350
Cash Out Refinance	7.250	Full/Alternative	435,000.00		20090101	5.863	3.000	1.500	13.250	7.250
Cash Out Refinance	7.150	Full/Alternative	355,000.00		20090101	4.763	3.000	1.500	13.150	7.150
Cash Out Refinance	8.350	Full/Alternative	250,000.00		20090101	5.963	3.000	1.500	14.350	8.350
Cash Out Refinance	10.300	Full/Alternative	355,000.00
Cash Out Refinance	5.500	Full/Alternative	435,000.00		20090201	3.113	3.000	1.500	11.500	5.500
Cash Out Refinance	7.650	Full/Alternative	265,000.00
Cash Out Refinance	8.250	Stated Income	505,000.00		20090101	5.863	3.000	1.500	14.250	8.250
Cash Out Refinance	7.050	Stated Income	270,000.00		20090201	4.663	3.000	1.500	13.050	7.050
Cash Out Refinance	6.990	Full/Alternative	197,000.00
Purchase	10.350	Stated Income	430,000.00	430,000.00	20090101	6.990	3.000	1.500	16.350	10.350
Purchase	6.550	Stated Income	300,000.00	300,000.00	20090101	4.163	3.000	1.500	12.550	6.550
Cash Out Refinance	8.500	Full/Alternative	308,000.00
Cash Out Refinance	8.200	Full/Alternative	520,000.00		20090101	5.813	3.000	1.500	14.200	8.200
Cash Out Refinance	7.500	Full/Alternative	285,000.00		20090101	5.113	3.000	1.500	13.500	7.500
Purchase	12.075	Stated Income	300,000.00	300,000.00

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	7.900	Stated Income	345,000.00		20090201	5.513	3.000	1.500	13.900	7.900
Purchase	8.050	Full/Alternative	282,000.00	282,000.00	20100101	5.663	3.000	1.500	14.050	8.050
Cash Out Refinance	13.850	Full/Alternative	520,000.00
Cash Out Refinance	6.800	Full/Alternative	270,000.00		20090201	4.413	3.000	1.500	12.800	6.800
Purchase	8.850	Stated Income	405,000.00	405,000.00	20100201	6.463	3.000	1.500	14.850	8.850
Cash Out Refinance	6.250	Full/Alternative	346,000.00		20100101	3.863	3.000	1.500	12.250	6.250
Cash Out Refinance	8.950	Stated Income	525,000.00		20090201	6.563	3.000	1.500	14.950	8.950
Purchase	11.990	Full/Alternative	282,000.00	282,000.00
Cash Out Refinance	10.000	Stated Income	160,000.00		20120201	6.050	3.000	1.500	16.000	10.000
Cash Out Refinance	5.990	Full/Alternative	265,000.00
Purchase	6.300	Full/Alternative	320,000.00	320,000.00
Cash Out Refinance	8.050	Stated Income	375,000.00		20090201	5.663	3.000	1.500	14.050	8.050
Cash Out Refinance	5.990	Full/Alternative	188,000.00
Cash Out Refinance	8.920	Full/Alternative	325,000.00		20100101	6.533	3.000	1.500	14.920	8.920
Cash Out Refinance	7.750	Stated Income	250,000.00		20100101	5.363	3.000	1.500	13.750	7.750
Purchase	10.025	Full/Alternative	320,000.00	320,000.00
Purchase	6.700	Full/Alternative	108,000.00	108,000.00
Cash Out Refinance	5.990	Full/Alternative	300,000.00
Cash Out Refinance	9.850	Full/Alternative	435,000.00
Cash Out Refinance	8.990	Full/Alternative	180,000.00		20100201	6.603	3.000	1.500	14.990	8.990
Cash Out Refinance	6.600	Full/Alternative	360,000.00
Cash Out Refinance	6.750	Full/Alternative	720,000.00		20100101	4.363	3.000	1.500	12.750	6.750
Cash Out Refinance	7.550	Stated Income	500,000.00		20100101	5.163	3.000	1.500	13.550	7.550
Purchase	7.450	Full/Alternative	410,000.00	410,000.00	20090101	5.063	3.000	1.500	13.450	7.450
Purchase	11.475	Full/Alternative	410,000.00	410,000.00
Cash Out Refinance	9.850	Stated Income	157,000.00
Cash Out Refinance	6.350	Full/Alternative	1,300,000.00		20100101	3.963	3.000	1.500	12.350	6.350
Cash Out Refinance	9.990	Full/Alternative	1,300,000.00
Cash Out Refinance	5.990	Full/Alternative	380,000.00
Purchase	7.850	Stated Income	145,000.00	145,000.00	20090201	5.463	3.000	1.500	13.850	7.850
Cash Out Refinance	6.250	Full/Alternative	365,000.00		20100101	4.063	3.000	1.500	12.250	6.250
Cash Out Refinance	6.250	Full/Alternative	208,000.00		20090101	3.863	3.000	1.500	12.250	6.250
Purchase	11.075	Stated Income	145,000.00	145,000.00
Cash Out Refinance	6.800	Full/Alternative	200,000.00
Cash Out Refinance	10.175	Full/Alternative	200,000.00
Cash Out Refinance	7.660	Stated Income	466,000.00
Cash Out Refinance	6.920	Full/Alternative	300,000.00		20090201	4.533	3.000	1.500	12.920	6.920
Cash Out Refinance	7.000	Full/Alternative	274,000.00		20090201	4.613	3.000	1.500	13.000	7.000
Cash Out Refinance	8.700	Stated Income	360,000.00		20090101	6.313	3.000	1.500	14.700	8.700
Cash Out Refinance	12.500	Stated Income	360,000.00

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	6.450	Full/Alternative	620,000.00		20100201	4.063	3.000	1.500	12.450	6.450
Purchase	7.850	Stated Income	299,900.00	299,900.00	20090101	5.463	3.000	1.500	13.850	7.850
Purchase	11.850	Stated Income	299,900.00	299,900.00
Cash Out Refinance	7.000	Full/Alternative	305,000.00		20100201	4.613	3.000	1.500	13.000	7.000
Cash Out Refinance	11.675	Full/Alternative	305,000.00
Cash Out Refinance	7.500	Full/Alternative	420,000.00
Cash Out Refinance	7.240	Full/Alternative	181,000.00		20100201	4.853	3.000	1.500	13.240	7.240
Purchase	6.550	Stated Income	435,000.00	435,000.00
Purchase	7.350	Full/Alternative	80,000.00	80,000.00	20090101	5.500	3.000	1.500	13.350	7.350
Cash Out Refinance	7.990	Stated Income	335,000.00		20090201	5.603	3.000	1.500	13.990	7.990
Cash Out Refinance	8.500	Stated Income	360,000.00		20100201	6.113	3.000	1.500	14.500	8.500
Cash Out Refinance	8.250	Full/Alternative	444,000.00		20100201	5.863	3.000	1.500	14.250	8.250
Cash Out Refinance	8.100	Stated Income	215,000.00		20090101	5.713	3.000	1.500	14.100	8.100
Cash Out Refinance	7.990	Full/Alternative	181,000.00
Cash Out Refinance	9.200	Full/Alternative	78,000.00
Purchase	7.800	Stated Income	319,900.00	319,900.00	20100201	5.413	3.000	1.500	13.800	7.800
Cash Out Refinance	11.075	Stated Income	215,000.00
Purchase	11.325	Stated Income	115,000.00	115,000.00
Purchase	9.150	Full/Alternative	298,500.00	298,500.00	20090201	6.763	3.000	1.500	15.150	9.150
Purchase	6.500	Full/Alternative	240,000.00	240,000.00	20100101	4.113	3.000	1.500	12.500	6.500
Cash Out Refinance	7.900	Full/Alternative	133,000.00		20090201	5.513	3.000	1.500	13.900	7.900
Purchase	10.750	Stated Income	319,900.00	319,900.00
Purchase	7.950	Full/Alternative	234,900.00	234,900.00	20090101	5.563	3.000	1.500	13.950	7.950
Cash Out Refinance	7.200	Full/Alternative	180,000.00
Cash Out Refinance	6.250	Stated Income	231,000.00
Purchase	9.990	Full/Alternative	240,000.00	240,000.00
Cash Out Refinance	11.250	Stated Income	205,000.00
Purchase	12.325	Full/Alternative	234,900.00	234,900.00
Cash Out Refinance	9.990	Full/Alternative	265,000.00		20090201	6.990	3.000	1.500	15.990	9.990
Cash Out Refinance	7.200	Stated Income	649,000.00
Cash Out Refinance	8.700	Full/Alternative	325,000.00		20090101	6.313	3.000	1.500	14.700	8.700
Cash Out Refinance	6.250	Full/Alternative	305,000.00		20100101	3.863	3.000	1.500	12.250	6.250
Purchase	10.700	Full/Alternative	73,000.00	73,000.00	20090201	6.990	3.000	1.500	16.700	10.700
Cash Out Refinance	5.400	Full/Alternative	685,000.00		20120101	3.013	3.000	1.500	11.400	5.400
Purchase	8.500	Stated Income	222,600.00	222,600.00	20090201	6.113	3.000	1.500	14.500	8.500
Cash Out Refinance	8.200	Full/Alternative	101,500.00
Cash Out Refinance	7.600	Stated Income	675,000.00
Purchase	11.500	Stated Income	222,600.00	222,600.00
Cash Out Refinance	5.990	Full/Alternative	275,000.00		20090201	3.603	3.000	1.500	11.990	5.990
Cash Out Refinance	6.500	Full/Alternative	238,000.00		20090101	4.113	3.000	1.500	12.500	6.500

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	11.550	Stated Income	65,000.00		20090301	6.990	3.000	1.500	17.550	11.550
Cash Out Refinance	7.800	Full/Alternative	325,000.00		20090301	6.000	3.000	1.500	13.800	7.800
Purchase	6.750	Full/Alternative	270,000.00	270,000.00	20090201	4.363	3.000	1.500	12.750	6.750
Cash Out Refinance	8.400	Full/Alternative	350,000.00		20090101	6.013	3.000	1.500	14.400	8.400
Purchase	11.075	Stated Income	348,740.00	348,740.00
Purchase	7.800	Stated Income	330,000.00	330,000.00	20100101	5.413	3.000	1.500	13.800	7.800
Purchase	12.325	Full/Alternative	270,000.00	270,000.00
Cash Out Refinance	5.700	Full/Alternative	1,050,000.00		20090201	3.313	3.000	1.500	11.700	5.700
Purchase	11.075	Stated Income	330,000.00	330,000.00
Cash Out Refinance	12.225	Full/Alternative	350,000.00
Cash Out Refinance	8.350	Full/Alternative	228,000.00		20090201	5.963	3.000	1.500	14.350	8.350
Cash Out Refinance	11.300	Full/Alternative	180,000.00		20090201	6.990	3.000	1.500	17.300	11.300
Cash Out Refinance	7.490	Stated Income	581,000.00		20090301	5.103	3.000	1.500	13.490	7.490
Cash Out Refinance	7.950	Full/Alternative	312,000.00		20090101	5.563	3.000	1.500	13.950	7.950
Cash Out Refinance	12.075	Full/Alternative	312,000.00
Cash Out Refinance	9.950	Stated Income	145,000.00		20090201	6.990	3.000	1.500	15.950	9.950
Cash Out Refinance	10.300	Full/Alternative	345,000.00
Cash Out Refinance	10.250	Stated Income	581,000.00
Cash Out Refinance	7.750	Full/Alternative	210,000.00		20090201	5.363	3.000	1.500	13.750	7.750
Cash Out Refinance	10.300	Full/Alternative	101,500.00
Cash Out Refinance	7.500	Full/Alternative	175,000.00		20100101	5.113	3.000	1.500	13.500	7.500
Cash Out Refinance	12.325	Full/Alternative	210,000.00
Cash Out Refinance	9.550	Stated Income	405,000.00		20090201	6.990	3.000	1.500	15.550	9.550
Cash Out Refinance	8.500	Full/Alternative	180,000.00		20090201	5.300	3.000	1.500	14.500	8.500
Purchase	10.300	Full/Alternative	430,000.00	430,000.00
Cash Out Refinance	10.650	Full/Alternative	180,000.00
Cash Out Refinance	10.675	Full/Alternative	240,000.00
Purchase	11.500	Stated Income	500,000.00	500,000.00
Cash Out Refinance	6.875	Full/Alternative	209,500.00		20100101	4.488	3.000	1.500	12.875	6.875
Cash Out Refinance	7.250	Full/Alternative	575,000.00		20090101	4.863	3.000	1.500	13.250	7.250
Cash Out Refinance	8.150	Full/Alternative	511,000.00		20100101	5.963	3.000	1.500	14.150	8.150
Cash Out Refinance	5.920	Full/Alternative	400,000.00		20090101	3.533	3.000	1.500	11.920	5.920
Purchase	7.100	Full/Alternative	205,000.00	210,000.00	20100301	4.713	3.000	1.500	13.100	7.100
Cash Out Refinance	7.250	Full/Alternative	330,000.00		20090101	4.863	3.000	1.500	13.250	7.250
Cash Out Refinance	11.500	Full/Alternative	229,000.00		20090201	6.490	3.000	1.500	17.500	11.500
Cash Out Refinance	7.600	Full/Alternative	207,000.00
Cash Out Refinance	8.350	Full/Alternative	285,000.00		20090101	5.963	3.000	1.500	14.350	8.350
Cash Out Refinance	10.750	Stated Income	203,000.00
Cash Out Refinance	8.750	Full/Alternative	130,000.00		20090201	6.363	3.000	1.500	14.750	8.750
Purchase	9.470	Full/Alternative	56,000.00	56,000.00	20090201	5.990	3.000	1.500	15.470	9.470

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	7.750	Full/Alternative	190,000.00
Cash Out Refinance	6.250	Full/Alternative	275,000.00
Cash Out Refinance	7.200	Full/Alternative	274,000.00		20100101	4.813	3.000	1.500	13.200	7.200
Cash Out Refinance	12.325	Full/Alternative	130,000.00
Cash Out Refinance	8.750	Full/Alternative	213,500.00		20090201	6.363	3.000	1.500	14.750	8.750
Cash Out Refinance	9.150	Full/Alternative	550,000.00		20090201	5.250	3.000	1.500	15.150	9.150
Cash Out Refinance	6.875	Full/Alternative	155,000.00
Purchase	6.590	Full/Alternative	605,000.00	605,000.00	20100101	4.203	3.000	1.500	12.590	6.590
Purchase	9.000	Stated Income	171,500.00	171,500.00	20090101	6.613	3.000	1.500	15.000	9.000
Cash Out Refinance	8.400	Full/Alternative	220,000.00		20090101	6.013	3.000	1.500	14.400	8.400
Cash Out Refinance	6.550	Full/Alternative	245,000.00		20120201	4.163	3.000	1.500	12.550	6.550
Cash Out Refinance	10.700	Stated Income	175,000.00		20090101	6.990	3.000	1.500	16.700	10.700
Purchase	8.100	Stated Income	345,000.00	345,000.00	20090201	5.713	3.000	1.500	14.100	8.100
Cash Out Refinance	9.900	Stated Income	875,000.00		20090201	6.990	3.000	1.500	15.900	9.900
Cash Out Refinance	8.200	Full/Alternative	325,000.00		20090201	5.813	3.000	1.500	14.200	8.200
Purchase	11.525	Stated Income	345,000.00	345,000.00
Purchase	6.500	Full/Alternative	390,000.00	390,000.00
Cash Out Refinance	8.400	Full/Alternative	174,000.00		20090201	6.013	3.000	1.500	14.400	8.400
Cash Out Refinance	8.700	Full/Alternative	375,000.00		20090201	6.313	3.000	1.500	14.700	8.700
Purchase	6.950	Full/Alternative	192,000.00	192,000.00	20100201	4.563	3.000	1.500	12.950	6.950
Purchase	11.500	Stated Income	171,500.00	171,500.00
Cash Out Refinance	8.250	Full/Alternative	215,000.00		20090201	5.863	3.000	1.500	14.250	8.250
Cash Out Refinance	7.850	Stated Income	530,000.00		20090201	5.463	3.000	1.500	13.850	7.850
Cash Out Refinance	9.390	Full/Alternative	240,000.00		20090201	6.990	3.000	1.500	15.390	9.390
Cash Out Refinance	7.250	Stated Income	584,000.00		20090101	4.863	3.000	1.500	13.250	7.250
Purchase	7.150	Stated Income	230,000.00	230,000.00	20090101	4.763	3.000	1.500	13.150	7.150
Purchase	8.050	Full/Alternative	277,490.00	277,490.00	20090101	5.663	3.000	1.500	14.050	8.050
Purchase	7.500	Stated Income	1,000,100.00	1,104,000.00	20090201	5.113	3.000	1.500	13.500	7.500
Purchase	10.800	Full/Alternative	277,490.00	277,490.00
Purchase	11.075	Stated Income	230,000.00	230,000.00
Purchase	7.250	Full/Alternative	305,000.00	305,000.00	20090101	4.863	3.000	1.500	13.250	7.250
Cash Out Refinance	8.400	Full/Alternative	160,000.00		20090201	6.013	3.000	1.500	14.400	8.400
Purchase	9.850	Full/Alternative	92,000.00	92,000.00	20090201	5.500	3.000	1.500	15.850	9.850
Purchase	11.725	Full/Alternative	214,000.00	214,000.00
Cash Out Refinance	7.400	Full/Alternative	320,000.00		20090201	5.013	3.000	1.500	13.400	7.400
Purchase	10.300	Full/Alternative	305,000.00	305,000.00
Cash Out Refinance	6.050	Full/Alternative	407,000.00
Cash Out Refinance	7.550	Full/Alternative	425,000.00		20100101	5.163	3.000	1.500	13.550	7.550
Rate/Term Refinance	6.900	Full/Alternative	227,200.00
Cash Out Refinance	6.550	Full/Alternative	120,000.00

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	6.850	Full/Alternative	413,300.00		20090201	4.463	3.000	1.500	12.850	6.850
Cash Out Refinance	11.250	Full/Alternative	525,000.00
Purchase	7.050	Full/Alternative	847,000.00	847,000.00	20120101	4.663	3.000	1.500	13.050	7.050
Cash Out Refinance	9.900	Full/Alternative	335,000.00		20090201	5.000	3.000	1.500	15.900	9.900
Purchase	9.880	Stated Income	265,000.00	265,000.00	20100101	6.990	3.000	1.500	15.880	9.880
Cash Out Refinance	8.600	Full/Alternative	380,500.00
Purchase	8.100	Stated Income	415,000.00	415,000.00	20090101	5.713	3.000	1.500	14.100	8.100
Purchase	7.300	Full/Alternative	448,000.00	448,000.00	20090101	4.913	3.000	1.500	13.300	7.300
Purchase	11.990	Stated Income	410,000.00	410,000.00
Purchase	8.000	Full/Alternative	244,800.00	244,800.00	20100101	5.613	3.000	1.500	14.000	8.000
Cash Out Refinance	7.650	Full/Alternative	820,000.00		20090101	5.263	3.000	1.500	13.650	7.650
Purchase	12.325	Full/Alternative	244,800.00	244,800.00
Cash Out Refinance	8.300	Stated Income	155,000.00		20090201	5.913	3.000	1.500	14.300	8.300
Cash Out Refinance	6.250	Full/Alternative	287,500.00		20100101	3.863	3.000	1.500	12.250	6.250
Purchase	7.050	Full/Alternative	122,000.00	122,000.00	20120101	4.663	3.000	1.500	13.050	7.050
Purchase	6.650	Full/Alternative	350,000.00	350,000.00	20090101	4.263	3.000	1.500	12.650	6.650
Purchase	6.400	Full/Alternative	225,000.00	225,000.00
Cash Out Refinance	6.950	Full/Alternative	128,000.00		20100201	4.563	3.000	1.500	12.950	6.950
Cash Out Refinance	11.550	Full/Alternative	225,000.00		20090201	6.990	3.000	1.500	17.550	11.550
Purchase	11.475	Full/Alternative	350,000.00	350,000.00
Purchase	10.300	Full/Alternative	225,000.00	225,000.00
Cash Out Refinance	8.550	Stated Income	255,000.00		20090201	6.163	3.000	1.500	14.550	8.550
Cash Out Refinance	7.540	Full/Alternative	154,000.00		20090101	5.153	3.000	1.500	13.540	7.540
Cash Out Refinance	7.050	Full/Alternative	205,000.00
Purchase	7.800	Stated Income	392,000.00	392,000.00	20090201	5.413	3.000	1.500	13.800	7.800
Purchase	11.275	Stated Income	392,000.00	392,000.00
Purchase	7.050	Stated Income	399,999.00	399,999.00	20090101	4.663	3.000	1.500	13.050	7.050
Purchase	11.075	Stated Income	399,999.00	399,999.00
Cash Out Refinance	6.850	Full/Alternative	410,000.00
Cash Out Refinance	11.990	Full/Alternative	540,000.00		20090201	6.990	3.000	1.500	17.990	11.990
Cash Out Refinance	6.750	Full/Alternative	535,000.00		20100101	4.363	3.000	1.500	12.750	6.750
Purchase	6.970	Full/Alternative	470,000.00	470,000.00	20090201	4.583	3.000	1.500	12.970	6.970
Cash Out Refinance	6.670	Full/Alternative	220,000.00
Cash Out Refinance	10.175	Full/Alternative	220,000.00
Purchase	7.250	Full/Alternative	207,502.00	207,502.00	20100101	4.863	3.000	1.500	13.250	7.250
Cash Out Refinance	9.750	Full/Alternative	225,000.00		20090201	5.400	3.000	1.500	15.750	9.750
Purchase	7.600	Full/Alternative	312,000.00	312,000.00	20090101	5.213	3.000	1.500	13.600	7.600
Cash Out Refinance	6.350	Stated Income	440,000.00		20090101	3.963	3.000	1.500	12.350	6.350
Cash Out Refinance	8.300	Full/Alternative	620,000.00		20090201	5.913	3.000	1.500	14.300	8.300
Purchase	11.475	Full/Alternative	312,000.00	312,000.00

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	6.200	Full/Alternative	420,000.00		20100101	3.813	3.000	1.500	12.200	6.200
Cash Out Refinance	6.500	Full/Alternative	555,000.00
Purchase	7.150	Full/Alternative	210,000.00	210,000.00	20100201	4.763	3.000	1.500	13.150	7.150
Cash Out Refinance	6.250	Full/Alternative	275,000.00
Purchase	10.175	Full/Alternative	470,000.00	470,000.00
Purchase	7.750	Stated Income	469,182.00	469,182.00	20090101	5.363	3.000	1.500	13.750	7.750
Cash Out Refinance	6.200	Full/Alternative	510,000.00		20090101	3.813	3.000	1.500	12.200	6.200
Cash Out Refinance	8.650	Stated Income	800,000.00		20090201	6.263	3.000	1.500	14.650	8.650
Purchase	11.075	Stated Income	469,182.00	469,182.00
Cash Out Refinance	9.950	Stated Income	125,000.00		20100201	6.990	3.000	1.500	15.950	9.950
Purchase	7.850	Full/Alternative	72,000.00	72,000.00	20090101	5.463	3.000	1.500	13.850	7.850
Cash Out Refinance	7.900	Stated Income	335,000.00		20100201	5.513	3.000	1.500	13.900	7.900
Purchase	10.300	Full/Alternative	210,000.00	210,000.00
Cash Out Refinance	7.400	Full/Alternative	234,900.00		20090201	5.013	3.000	1.500	13.400	7.400
Cash Out Refinance	7.650	Stated Income	268,000.00		20100101	5.263	3.000	1.500	13.650	7.650
Cash Out Refinance	8.100	Full/Alternative	259,000.00		20100101	5.713	3.000	1.500	14.100	8.100
Cash Out Refinance	11.750	Stated Income	268,000.00
Purchase	8.500	Stated Income	240,000.00	240,000.00	20090101	6.113	3.000	1.500	14.500	8.500
Cash Out Refinance	8.050	Stated Income	213,000.00		20090101	5.663	3.000	1.500	14.050	8.050
Cash Out Refinance	6.950	Stated Income	350,000.00		20090201	4.563	3.000	1.500	12.950	6.950
Cash Out Refinance	6.600	Full/Alternative	210,000.00
Purchase	7.990	Full/Alternative	175,000.00	175,000.00	20090201	5.603	3.000	1.500	13.990	7.990
Cash Out Refinance	7.650	Full/Alternative	187,000.00
Cash Out Refinance	5.990	Full/Alternative	435,000.00
Purchase	12.325	Full/Alternative	175,000.00	175,000.00
Cash Out Refinance	10.550	Full/Alternative	187,000.00
Cash Out Refinance	5.990	Full/Alternative	403,500.00		20100201	3.763	3.000	1.500	11.990	5.990
Cash Out Refinance	11.725	Full/Alternative	205,000.00
Cash Out Refinance	7.350	Full/Alternative	490,000.00		20100201	4.963	3.000	1.500	13.350	7.350
Cash Out Refinance	10.150	Full/Alternative	78,000.00
Purchase	10.450	Stated Income	93,000.00	102,000.00	20090101	6.990	3.000	1.500	16.450	10.450
Cash Out Refinance	10.650	Stated Income	348,000.00		20090101	6.990	3.000	1.500	16.650	10.650
Cash Out Refinance	9.850	Full/Alternative	89,000.00		20100201	6.990	3.000	1.500	15.850	9.850
Cash Out Refinance	6.490	Full/Alternative	460,000.00		20100201	4.103	3.000	1.500	12.490	6.490
Cash Out Refinance	5.500	Stated Income	819,000.00		20100101	3.113	3.000	1.500	11.500	5.500
Cash Out Refinance	10.175	Full/Alternative	460,000.00
Cash Out Refinance	6.750	Full/Alternative	253,000.00
Cash Out Refinance	5.850	Easy	765,000.00		20090201	3.463	3.000	1.500	11.850	5.850
Cash Out Refinance	11.500	Stated Income	800,000.00
Cash Out Refinance	8.250	Stated Income	295,000.00

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	8.500	Full/Alternative	775,000.00		20100201	6.113	3.000	1.500	14.500	8.500
Cash Out Refinance	8.100	Stated Income	310,000.00		20090201	5.713	3.000	1.500	14.100	8.100
Cash Out Refinance	6.950	Full/Alternative	155,000.00
Cash Out Refinance	8.500	Full/Alternative	110,500.00		20090201	6.113	3.000	1.500	14.500	8.500
Purchase	9.200	Stated Income	164,000.00	164,000.00	20090201	6.813	3.000	1.500	15.200	9.200
Cash Out Refinance	7.990	Stated Income	369,000.00		20100201	5.603	3.000	1.500	13.990	7.990
Rate/Term Refinance	9.250	Full/Alternative	245,000.00
Cash Out Refinance	11.750	Stated Income	369,000.00
Cash Out Refinance	8.200	Full/Alternative	490,000.00
Cash Out Refinance	6.720	Full/Alternative	220,000.00		20090101	4.333	3.000	1.500	12.720	6.720
Purchase	11.850	Stated Income	164,000.00	164,000.00
Cash Out Refinance	9.650	Stated Income	87,000.00		20100201	6.990	3.000	1.500	15.650	9.650
Cash Out Refinance	6.700	Stated Income	300,000.00		20090201	4.313	3.000	1.500	12.700	6.700
Cash Out Refinance	6.650	Full/Alternative	330,000.00		20100201	4.263	3.000	1.500	12.650	6.650
Cash Out Refinance	8.150	Full/Alternative	220,000.00		20090201	5.763	3.000	1.500	14.150	8.150
Cash Out Refinance	8.850	Full/Alternative	90,000.00		20090201	6.463	3.000	1.500	14.850	8.850
Cash Out Refinance	7.950	Full/Alternative	235,000.00		20090101	5.563	3.000	1.500	13.950	7.950
Purchase	8.850	Full/Alternative	160,000.00	160,000.00	20090201	6.463	3.000	1.500	14.850	8.850
Cash Out Refinance	8.600	Full/Alternative	162,000.00		20090201	6.213	3.000	1.500	14.600	8.600
Cash Out Refinance	5.990	Full/Alternative	565,000.00
Cash Out Refinance	8.150	Full/Alternative	170,000.00		20100101	5.763	3.000	1.500	14.150	8.150
Cash Out Refinance	9.990	Full/Alternative	274,000.00
Purchase	8.350	Stated Income	500,000.00	500,000.00	20090101	5.963	3.000	1.500	14.350	8.350
Purchase	10.300	Full/Alternative	213,000.00	213,000.00
Purchase	7.350	Stated Income	450,000.00	450,000.00	20090101	4.963	3.000	1.500	13.350	7.350
Purchase	11.075	Stated Income	450,000.00	450,000.00
Purchase	8.250	Stated Income	209,000.00	209,000.00	20090201	5.863	3.000	1.500	14.250	8.250
Cash Out Refinance	10.250	Full/Alternative	177,000.00
Cash Out Refinance	5.900	Full/Alternative	760,000.00		20100201	3.513	3.000	1.500	11.900	5.900
Purchase	8.550	Stated Income	420,000.00	420,000.00	20090201	6.163	3.000	1.500	14.550	8.550
Purchase	6.800	Full/Alternative	137,250.00	137,250.00	20120201	4.413	3.000	1.500	12.800	6.800
Purchase	11.990	Full/Alternative	137,250.00	137,250.00
Cash Out Refinance	6.200	Full/Alternative	370,000.00		20100201	3.813	3.000	1.500	12.200	6.200
Cash Out Refinance	5.500	Full/Alternative	1,050,000.00		20090201	3.113	3.000	1.500	11.500	5.500
Cash Out Refinance	10.175	Full/Alternative	1,050,000.00
Cash Out Refinance	7.990	Easy	600,000.00		20090101	5.603	3.000	1.500	13.990	7.990
Cash Out Refinance	9.950	Full/Alternative	90,000.00		20090201	6.990	3.000	1.500	15.950	9.950
Cash Out Refinance	9.050	Full/Alternative	158,000.00		20090201	6.663	3.000	1.500	15.050	9.050
Cash Out Refinance	9.550	Stated Income	381,000.00		20090201	6.990	3.000	1.500	15.550	9.550
Purchase	8.350	Stated Income	430,000.00	430,000.00	20090101	5.963	3.000	1.500	14.350	8.350

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Purchase	11.575	Stated Income	420,000.00	420,000.00
Purchase	6.520	Full/Alternative	1,095,101.00	1,095,101.00	20090201	4.133	3.000	1.500	12.520	6.520
Purchase	7.550	Full/Alternative	269,000.00	269,000.00	20100201	5.163	3.000	1.500	13.550	7.550
Cash Out Refinance	6.990	Full/Alternative	590,000.00		20120201	4.603	3.000	1.500	12.990	6.990
Cash Out Refinance	10.175	Full/Alternative	590,000.00
Cash Out Refinance	6.800	Stated Income	550,000.00
Purchase	6.750	Stated Income	515,000.00	515,000.00	20090101	4.363	3.000	1.500	12.750	6.750
Purchase	11.125	Stated Income	515,000.00	515,000.00
Cash Out Refinance	7.850	Full/Alternative	182,000.00
Cash Out Refinance	7.490	Stated Income	550,000.00		20090101	5.103	3.000	1.500	13.490	7.490
Purchase	9.000	Full/Alternative	183,600.00	183,600.00
Cash Out Refinance	9.000	Full/Alternative	69,000.00
Cash Out Refinance	6.350	Full/Alternative	175,000.00
Cash Out Refinance	11.450	Stated Income	512,000.00		20090201	6.990	3.000	1.500	17.450	11.450
Cash Out Refinance	8.700	Stated Income	547,000.00		20090201	6.313	3.000	1.500	14.700	8.700
Cash Out Refinance	6.650	Full/Alternative	428,000.00
Purchase	7.450	Full/Alternative	335,000.00	335,000.00	20090101	5.063	3.000	1.500	13.450	7.450
Purchase	9.050	Stated Income	500,000.00	500,000.00	20100201	6.663	3.000	1.500	15.050	9.050
Cash Out Refinance	6.250	Full/Alternative	450,000.00
Cash Out Refinance	6.300	Full/Alternative	212,000.00		20090201	3.913	3.000	1.500	12.300	6.300
Purchase	7.200	Full/Alternative	532,000.00	532,000.00	20090101	4.813	3.000	1.500	13.200	7.200
Cash Out Refinance	6.850	Full/Alternative	215,000.00		20100101	4.463	3.000	1.500	12.850	6.850
Cash Out Refinance	7.150	Full/Alternative	160,000.00		20090201	4.763	3.000	1.500	13.150	7.150
Cash Out Refinance	8.600	Full/Alternative	187,000.00		20100101	6.213	3.000	1.500	14.600	8.600
Cash Out Refinance	8.300	Full/Alternative	219,000.00		20090201	5.913	3.000	1.500	14.300	8.300
Cash Out Refinance	10.300	Full/Alternative	318,000.00		20090201	5.913	3.000	1.500	16.300	10.300
Cash Out Refinance	10.600	Full/Alternative	142,000.00		20090201	6.990	3.000	1.500	16.600	10.600
Cash Out Refinance	9.150	Full/Alternative	162,000.00		20090201	6.763	3.000	1.500	15.150	9.150
Cash Out Refinance	6.950	Full/Alternative	182,000.00		20090201	4.563	3.000	1.500	12.950	6.950
Purchase	8.350	Full/Alternative	307,003.00	307,003.00	20090101	5.963	3.000	1.500	14.350	8.350
Purchase	6.750	Full/Alternative	385,000.00	385,000.00	20090201	4.363	3.000	1.500	12.750	6.750
Purchase	7.800	Stated Income	375,000.00	375,000.00	20090201	5.413	3.000	1.500	13.800	7.800
Purchase	5.300	Full/Alternative	430,000.00	430,000.00	20090101	2.913	3.000	1.500	11.300	5.300
Purchase	13.100	Full/Alternative	307,003.00	307,003.00
Purchase	11.475	Full/Alternative	385,000.00	385,000.00
Purchase	10.025	Full/Alternative	430,000.00	430,000.00
Cash Out Refinance	6.850	Full/Alternative	320,000.00
Cash Out Refinance	7.450	Full/Alternative	192,000.00
Cash Out Refinance	7.650	Full/Alternative	287,000.00		20090201	5.263	3.000	1.500	13.650	7.650
Cash Out Refinance	7.900	Stated Income	158,000.00		20090201	5.513	3.000	1.500	13.900	7.900

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	5.250	Full/Alternative	600,000.00		20100101	2.863	3.000	1.500	11.250	5.250
Purchase	8.450	Stated Income	635,000.00	635,000.00	20090201	6.063	3.000	1.500	14.450	8.450
Cash Out Refinance	11.500	Stated Income	158,000.00
Cash Out Refinance	10.300	Full/Alternative	85,000.00
Cash Out Refinance	7.950	Full/Alternative	250,000.00		20090201	5.563	3.000	1.500	13.950	7.950
Purchase	11.250	Stated Income	635,000.00	635,000.00
Cash Out Refinance	9.450	Full/Alternative	226,000.00		20100201	6.990	3.000	1.500	15.450	9.450
Purchase	7.300	Stated Income	700,000.00	700,000.00	20090201	4.913	3.000	1.500	13.300	7.300
Purchase	11.075	Stated Income	700,000.00	700,000.00
Cash Out Refinance	8.700	Full/Alternative	575,000.00		20090201	6.313	3.000	1.500	14.700	8.700
Cash Out Refinance	8.300	Full/Alternative	260,000.00		20090301	5.913	3.000	1.500	14.300	8.300
Purchase	7.450	Full/Alternative	480,000.00	480,000.00
Purchase	8.850	Full/Alternative	62,000.00	62,000.00
Cash Out Refinance	8.500	Stated Income	223,000.00		20090201	6.113	3.000	1.500	14.500	8.500
Purchase	6.590	Stated Income	759,000.00	759,000.00	20090201	4.203	3.000	1.500	12.590	6.590
Purchase	11.075	Stated Income	759,000.00	759,000.00
Cash Out Refinance	7.450	Full/Alternative	365,000.00
Cash Out Refinance	10.900	Full/Alternative	143,000.00
Cash Out Refinance	7.750	Full/Alternative	190,000.00		20100201	5.363	3.000	1.500	13.750	7.750
Cash Out Refinance	7.100	Full/Alternative	255,000.00		20090201	4.713	3.000	1.500	13.100	7.100
Cash Out Refinance	8.500	Full/Alternative	425,000.00		20090201	6.113	3.000	1.500	14.500	8.500
Cash Out Refinance	5.650	Full/Alternative	520,000.00		20100201	3.263	3.000	1.500	11.650	5.650
Cash Out Refinance	11.975	Full/Alternative	413,300.00
Cash Out Refinance	7.750	Full/Alternative	750,000.00		20090201	5.363	3.000	1.500	13.750	7.750
Cash Out Refinance	9.700	Stated Income	73,000.00
Cash Out Refinance	8.250	Full/Alternative	121,000.00		20090201	5.863	3.000	1.500	14.250	8.250
Cash Out Refinance	9.700	Full/Alternative	444,000.00
Cash Out Refinance	8.700	Full/Alternative	486,000.00		20090201	6.313	3.000	1.500	14.700	8.700
Purchase	6.990	Full/Alternative	634,780.00	634,780.00	20090201	4.603	3.000	1.500	12.990	6.990
Purchase	8.550	Full/Alternative	173,000.00	173,000.00	20090201	6.163	3.000	1.500	14.550	8.550
Cash Out Refinance	8.690	Full/Alternative	230,000.00		20090201	6.303	3.000	1.500	14.690	8.690
Cash Out Refinance	8.650	Full/Alternative	143,000.00		20090201	6.263	3.000	1.500	14.650	8.650
Cash Out Refinance	9.450	Stated Income	218,000.00		20090201	6.990	3.000	1.500	15.450	9.450
Rate/Term Refinance	6.750	Full/Alternative	240,000.00
Purchase	8.600	Full/Alternative	700,000.00	700,000.00	20100201	6.213	3.000	1.500	14.600	8.600
Cash Out Refinance	5.650	Full/Alternative	459,000.00		20100201	3.263	3.000	1.500	11.650	5.650
Purchase	8.600	Full/Alternative	95,200.00	95,200.00	20090201	6.213	3.000	1.500	14.600	8.600
Cash Out Refinance	6.500	Full/Alternative	240,000.00
Cash Out Refinance	9.300	Full/Alternative	158,000.00		20090201	6.913	3.000	1.500	15.300	9.300
Purchase	9.450	Full/Alternative	89,900.00	89,900.00	20090101	6.990	3.000	1.500	15.450	9.450

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	8.000	Full/Alternative	175,000.00		20090201	5.613	3.000	1.500	14.000	8.000
Cash Out Refinance	6.500	Full/Alternative	470,000.00		20090101	4.113	3.000	1.500	12.500	6.500
Cash Out Refinance	6.800	Full/Alternative	185,000.00		20090201	4.413	3.000	1.500	12.800	6.800
Purchase	9.400	Full/Alternative	80,100.00	80,100.00	20100201	6.990	3.000	1.500	15.400	9.400
Rate/Term Refinance	12.475	Full/Alternative	175,000.00
Cash Out Refinance	7.550	Full/Alternative	205,000.00
Cash Out Refinance	6.990	Full/Alternative	157,000.00
Cash Out Refinance	10.350	Stated Income	175,000.00
Purchase	8.150	Full/Alternative	182,000.00	182,000.00	20090101	5.763	3.000	1.500	14.150	8.150
Purchase	7.000	Full/Alternative	385,000.00	385,000.00
Purchase	7.750	Full/Alternative	210,500.00	210,500.00	20100101	5.363	3.000	1.500	13.750	7.750
Cash Out Refinance	5.550	Full/Alternative	695,000.00		20090201	3.163	3.000	1.500	11.550	5.550
Purchase	11.475	Full/Alternative	210,500.00	210,500.00
Cash Out Refinance	9.350	Full/Alternative	200,000.00
Cash Out Refinance	8.500	Full/Alternative	207,000.00		20100201	6.113	3.000	1.500	14.500	8.500
Cash Out Refinance	9.600	Stated Income	401,000.00		20090201	6.990	3.000	1.500	15.600	9.600
Purchase	11.075	Stated Income	375,000.00	375,000.00
Purchase	12.325	Full/Alternative	385,000.00	385,000.00
Cash Out Refinance	7.050	Stated Income	560,000.00		20100201	4.663	3.000	1.500	13.050	7.050
Cash Out Refinance	11.325	Stated Income	560,000.00
Purchase	6.600	Full/Alternative	249,900.00	249,900.00	20090201	4.213	3.000	1.500	12.600	6.600
Cash Out Refinance	7.350	Full/Alternative	279,000.00		20090201	4.963	3.000	1.500	13.350	7.350
Purchase	10.025	Full/Alternative	249,900.00	249,900.00
Cash Out Refinance	6.280	Full/Alternative	675,000.00		20100201	3.893	3.000	1.500	12.280	6.280
Purchase	11.475	Full/Alternative	182,000.00	182,000.00
Purchase	7.650	Stated Income	430,000.00	430,000.00	20090201	5.263	3.000	1.500	13.650	7.650
Cash Out Refinance	7.800	Stated Income	406,000.00		20090201	5.413	3.000	1.500	13.800	7.800
Purchase	8.550	Stated Income	240,000.00	240,000.00	20090201	6.163	3.000	1.500	14.550	8.550
Cash Out Refinance	11.575	Stated Income	406,000.00
Purchase	6.250	Full/Alternative	470,000.00	470,000.00
Cash Out Refinance	10.250	Full/Alternative	400,000.00		20090201	6.990	3.000	1.500	16.250	10.250
Purchase	11.500	Stated Income	240,000.00	240,000.00
Cash Out Refinance	5.600	Full/Alternative	650,000.00		20090201	3.213	3.000	1.500	11.600	5.600
Cash Out Refinance	6.500	Stated Income	360,000.00
Purchase	11.990	Full/Alternative	634,780.00	634,780.00
Cash Out Refinance	8.750	Full/Alternative	260,000.00		20090201	6.363	3.000	1.500	14.750	8.750
Purchase	5.750	Full/Alternative	259,900.00	259,900.00	20090101	3.363	3.000	1.500	11.750	5.750
Cash Out Refinance	9.400	Full/Alternative	365,000.00		20090201	6.990	3.000	1.500	15.400	9.400
Purchase	10.300	Full/Alternative	259,900.00	259,900.00
Purchase	8.900	Full/Alternative	69,500.00	69,500.00	20090201	6.513	3.000	1.500	14.900	8.900

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Purchase	7.150	Stated Income	389,950.00	389,950.00	20090101	4.763	3.000	1.500	13.150	7.150
Cash Out Refinance	8.400	Stated Income	159,000.00
Purchase	11.500	Stated Income	389,950.00	389,950.00
Cash Out Refinance	9.850	Full/Alternative	610,000.00
Cash Out Refinance	7.520	Full/Alternative	160,000.00		20090201	5.133	3.000	1.500	13.520	7.520
Cash Out Refinance	8.990	Full/Alternative	430,000.00		20100301	6.603	3.000	1.500	14.990	8.990
Cash Out Refinance	8.650	Full/Alternative	88,000.00		20090201	6.263	3.000	1.500	14.650	8.650
Cash Out Refinance	7.750	Stated Income	434,000.00		20100201	5.363	3.000	1.500	13.750	7.750
Cash Out Refinance	6.970	Full/Alternative	350,000.00		20090201	4.583	3.000	1.500	12.970	6.970
Purchase	8.550	Stated Income	365,000.00	365,000.00	20090201	6.163	3.000	1.500	14.550	8.550
Cash Out Refinance	12.325	Full/Alternative	650,000.00
Cash Out Refinance	6.250	Full/Alternative	765,000.00
Purchase	11.075	Stated Income	365,000.00	365,000.00
Cash Out Refinance	6.950	Full/Alternative	220,000.00		20100201	4.563	3.000	1.500	12.950	6.950
Cash Out Refinance	9.850	Stated Income	202,000.00
Cash Out Refinance	6.950	Full/Alternative	195,000.00
Cash Out Refinance	6.990	Full/Alternative	420,000.00		20090201	4.603	3.000	1.500	12.990	6.990
Cash Out Refinance	8.350	Full/Alternative	154,900.00		20090201	5.963	3.000	1.500	14.350	8.350
Purchase	5.850	Stated Income	665,000.00	665,000.00	20100201	3.463	3.000	1.500	11.850	5.850
Cash Out Refinance	7.220	Full/Alternative	445,000.00		20100201	4.833	3.000	1.500	13.220	7.220
Cash Out Refinance	12.325	Full/Alternative	445,000.00
Cash Out Refinance	6.550	Stated Income	565,000.00		20090201	4.163	3.000	1.500	12.550	6.550
Purchase	9.400	Full/Alternative	262,000.00	262,000.00	20090201	6.990	3.000	1.500	15.400	9.400
Purchase	6.520	Full/Alternative	770,000.00	770,000.00
Cash Out Refinance	9.990	Stated Income	200,500.00		20090201	6.990	3.000	1.500	15.990	9.990
Cash Out Refinance	6.490	Full/Alternative	441,000.00
Cash Out Refinance	7.490	Full/Alternative	586,000.00		20100201	5.103	3.000	1.500	13.490	7.490
Cash Out Refinance	7.250	Full/Alternative	241,000.00		20090201	4.863	3.000	1.500	13.250	7.250
Cash Out Refinance	6.550	Full/Alternative	435,000.00
Cash Out Refinance	6.750	Full/Alternative	390,000.00
Rate/Term Refinance	9.300	Full/Alternative	125,000.00		20090201	6.913	3.000	1.500	15.300	9.300
Purchase	6.850	Full/Alternative	237,000.00	237,000.00	20100201	4.463	3.000	1.500	12.850	6.850
Cash Out Refinance	8.850	Stated Income	780,000.00
Purchase	10.425	Full/Alternative	237,000.00	237,000.00
Cash Out Refinance	8.350	Full/Alternative	330,000.00		20090201	5.963	3.000	1.500	14.350	8.350
Cash Out Refinance	9.750	Full/Alternative	365,000.00
Cash Out Refinance	7.950	Full/Alternative	254,000.00		20090201	5.563	3.000	1.500	13.950	7.950
Cash Out Refinance	7.500	Stated Income	560,000.00		20100301	5.113	3.000	1.500	13.500	7.500
Cash Out Refinance	11.075	Stated Income	560,000.00
Cash Out Refinance	6.950	Full/Alternative	212,000.00

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Purchase	9.650	Stated Income	330,000.00	330,000.00	20090101	6.990	3.000	1.500	15.650	9.650
Cash Out Refinance	7.600	Full/Alternative	167,000.00
Purchase	11.750	Stated Income	330,000.00	330,000.00
Purchase	7.800	Full/Alternative	130,000.00	130,000.00	20090201	5.413	3.000	1.500	13.800	7.800
Purchase	7.900	Full/Alternative	130,000.00	130,000.00
Cash Out Refinance	6.250	Full/Alternative	550,000.00
Purchase	8.990	Stated Income	185,000.00	185,000.00	20090201	6.603	3.000	1.500	14.990	8.990
Purchase	10.250	Full/Alternative	130,000.00	130,000.00
Cash Out Refinance	8.320	Full/Alternative	90,000.00		20090201	5.933	3.000	1.500	14.320	8.320
Cash Out Refinance	7.850	Full/Alternative	209,000.00		20090201	5.463	3.000	1.500	13.850	7.850
Purchase	9.990	Full/Alternative	130,000.00	130,000.00
Cash Out Refinance	10.900	Full/Alternative	90,000.00		20090201	6.350	3.000	1.500	16.900	10.900
Cash Out Refinance	8.800	Full/Alternative	105,000.00		20100201	6.413	3.000	1.500	14.800	8.800
Purchase	11.325	Stated Income	425,000.00	425,000.00
Purchase	11.075	Stated Income	665,000.00	665,000.00
Cash Out Refinance	8.450	Stated Income	800,000.00		20090201	6.063	3.000	1.500	14.450	8.450
Purchase	7.750	Full/Alternative	262,000.00	262,000.00	20090201	5.363	3.000	1.500	13.750	7.750
Purchase	12.325	Full/Alternative	262,000.00	262,000.00
Purchase	8.750	Stated Income	655,000.00	655,000.00	20100201	6.363	3.000	1.500	14.750	8.750
Purchase	7.900	Stated Income	530,000.00	530,000.00	20090201	5.513	3.000	1.500	13.900	7.900
Purchase	11.500	Stated Income	655,000.00	655,000.00
Cash Out Refinance	7.900	Full/Alternative	258,000.00		20090201	5.513	3.000	1.500	13.900	7.900
Rate/Term Refinance	8.450	Full/Alternative	155,000.00
Purchase	9.150	Stated Income	370,200.00	370,200.00	20090201	6.763	3.000	1.500	15.150	9.150
Cash Out Refinance	10.500	Full/Alternative	615,000.00
Purchase	8.300	Stated Income	204,900.00	204,900.00	20090201	5.913	3.000	1.500	14.300	8.300
Purchase	10.990	Full/Alternative	454,950.00	454,950.00
Cash Out Refinance	7.850	Full/Alternative	185,000.00		20090201	5.463	3.000	1.500	13.850	7.850
Purchase	11.275	Stated Income	204,900.00	204,900.00
Purchase	12.500	Stated Income	370,200.00	370,200.00
Purchase	8.200	Stated Income	630,000.00	630,000.00	20090101	5.813	3.000	1.500	14.200	8.200
Purchase	9.900	Full/Alternative	75,440.00	75,440.00	20090201	6.990	3.000	1.500	15.900	9.900
Cash Out Refinance	6.000	Full/Alternative	325,000.00		20100201	3.613	3.000	1.500	12.000	6.000
Cash Out Refinance	7.950	Full/Alternative	160,000.00		20100201	5.563	3.000	1.500	13.950	7.950
Purchase	5.500	Full/Alternative	425,000.00	425,000.00	20090201	3.113	3.000	1.500	11.500	5.500
Cash Out Refinance	7.900	Stated Income	386,000.00		20090301	5.513	3.000	1.500	13.900	7.900
Cash Out Refinance	8.990	Full/Alternative	395,000.00		20090201	6.603	3.000	1.500	14.990	8.990
Cash Out Refinance	7.250	Stated Income	635,000.00		20100301	4.863	3.000	1.500	13.250	7.250
Purchase	10.175	Full/Alternative	425,000.00	425,000.00
Cash Out Refinance	8.250	Stated Income	130,000.00		20090201	5.863	3.000	1.500	14.250	8.250

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	7.250	Full/Alternative	245,000.00		20100201	4.863	3.000	1.500	13.250	7.250
Cash Out Refinance	6.700	Full/Alternative	234,000.00		20090201	4.313	3.000	1.500	12.700	6.700
Purchase	5.400	Full/Alternative	840,000.00	840,000.00	20090201	3.013	3.000	1.500	11.400	5.400
Cash Out Refinance	7.620	Stated Income	275,000.00
Cash Out Refinance	8.950	Full/Alternative	240,000.00		20090201	6.563	3.000	1.500	14.950	8.950
Cash Out Refinance	10.025	Full/Alternative	234,000.00
Cash Out Refinance	8.100	Full/Alternative	410,000.00		20090201	5.800	3.000	1.500	14.100	8.100
Purchase	6.800	Full/Alternative	280,000.00	280,000.00	20090201	4.413	3.000	1.500	12.800	6.800
Cash Out Refinance	6.850	Full/Alternative	355,000.00
Cash Out Refinance	7.750	Stated Income	251,000.00		20090201	5.363	3.000	1.500	13.750	7.750
Cash Out Refinance	6.400	Full/Alternative	420,000.00
Cash Out Refinance	8.450	Full/Alternative	465,000.00		20090201	6.063	3.000	1.500	14.450	8.450
Purchase	7.650	Stated Income	238,500.00	238,500.00	20100201	5.263	3.000	1.500	13.650	7.650
Cash Out Refinance	7.750	Stated Income	158,000.00		20090201	5.363	3.000	1.500	13.750	7.750
Cash Out Refinance	7.950	Full/Alternative	720,000.00		20100201	5.563	3.000	1.500	13.950	7.950
Purchase	6.400	Full/Alternative	350,000.00	350,000.00	20090101	4.013	3.000	1.500	12.400	6.400
Purchase	11.275	Stated Income	238,500.00	238,500.00
Cash Out Refinance	7.850	Full/Alternative	415,000.00		20090201	5.463	3.000	1.500	13.850	7.850
Cash Out Refinance	7.500	Full/Alternative	300,000.00
Cash Out Refinance	10.100	Stated Income	341,000.00		20100201	6.990	3.000	1.500	16.100	10.100
Cash Out Refinance	10.850	Stated Income	152,000.00		20090201	6.990	3.000	1.500	16.850	10.850
Cash Out Refinance	6.500	Full/Alternative	610,000.00		20090201	4.113	3.000	1.500	12.500	6.500
Cash Out Refinance	6.590	Stated Income	710,000.00		20100201	4.203	3.000	1.500	12.590	6.590
Cash Out Refinance	7.200	Full/Alternative	550,000.00		20120201	4.813	3.000	1.500	13.200	7.200
Purchase	11.500	Stated Income	630,000.00	630,000.00
Cash Out Refinance	10.100	Stated Income	300,000.00		20090201	6.990	3.000	1.500	16.100	10.100
Cash Out Refinance	8.490	Full/Alternative	560,000.00		20100201	6.103	3.000	1.500	14.490	8.490
Cash Out Refinance	7.250	Full/Alternative	463,000.00		20090201	4.863	3.000	1.500	13.250	7.250
Cash Out Refinance	5.990	Full/Alternative	275,000.00
Purchase	7.170	Full/Alternative	650,000.00	650,000.00	20090201	4.783	3.000	1.500	13.170	7.170
Cash Out Refinance	7.600	Full/Alternative	172,000.00		20090201	5.213	3.000	1.500	13.600	7.600
Cash Out Refinance	6.500	Full/Alternative	400,000.00
Cash Out Refinance	5.490	Stated Income	495,000.00		20090201	3.103	3.000	1.500	11.490	5.490
Purchase	10.800	Full/Alternative	650,000.00	650,000.00
Purchase	6.000	Full/Alternative	315,000.00	315,000.00
Cash Out Refinance	6.450	Stated Income	650,000.00
Cash Out Refinance	7.700	Full/Alternative	144,000.00		20100201	5.313	3.000	1.500	13.700	7.700
Cash Out Refinance	5.990	Full/Alternative	130,000.00
Cash Out Refinance	11.325	Stated Income	270,000.00
Cash Out Refinance	9.700	Full/Alternative	240,000.00		20090201	6.500	3.000	1.500	15.700	9.700

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Purchase	8.000	Full/Alternative	390,000.00	390,000.00	20090101	5.613	3.000	1.500	14.000	8.000
Cash Out Refinance	6.600	Full/Alternative	265,000.00
Cash Out Refinance	8.100	Stated Income	203,000.00		20090201	5.713	3.000	1.500	14.100	8.100
Purchase	12.575	Full/Alternative	390,000.00	390,000.00
Purchase	10.025	Full/Alternative	350,000.00	350,000.00
Cash Out Refinance	8.900	Full/Alternative	150,000.00		20090201	6.513	3.000	1.500	14.900	8.900
Cash Out Refinance	5.800	Full/Alternative	190,000.00		20100201	3.413	3.000	1.500	11.800	5.800
Cash Out Refinance	7.375	Full/Alternative	375,000.00
Cash Out Refinance	6.950	Full/Alternative	233,000.00
Cash Out Refinance	10.650	Full/Alternative	375,000.00
Cash Out Refinance	9.500	Stated Income	180,000.00		20100201	6.790	3.000	1.500	15.500	9.500
Cash Out Refinance	6.700	Full/Alternative	295,000.00		20100201	4.313	3.000	1.500	12.700	6.700
Purchase	8.200	Full/Alternative	242,763.00	242,763.00	20090301	5.813	3.000	1.500	14.200	8.200
Cash Out Refinance	9.150	Stated Income	301,000.00		20100201	6.763	3.000	1.500	15.150	9.150
Purchase	12.325	Full/Alternative	242,763.00	242,763.00
Purchase	7.600	Full/Alternative	138,000.00	138,000.00	20090201	5.213	3.000	1.500	13.600	7.600
Purchase	7.450	Full/Alternative	435,000.00	435,000.00	20090201	5.063	3.000	1.500	13.450	7.450
Cash Out Refinance	6.100	Full/Alternative	380,000.00		20100201	3.713	3.000	1.500	12.100	6.100
Cash Out Refinance	9.950	Full/Alternative	172,500.00		20090201	6.990	3.000	1.500	15.950	9.950
Cash Out Refinance	8.400	Easy	348,000.00
Cash Out Refinance	6.770	Full/Alternative	377,000.00		20090201	4.383	3.000	1.500	12.770	6.770
Cash Out Refinance	8.990	Full/Alternative	198,000.00
Cash Out Refinance	7.250	Full/Alternative	635,000.00
Cash Out Refinance	6.250	Full/Alternative	530,000.00
Purchase	7.850	Full/Alternative	475,000.00	475,000.00	20090201	5.463	3.000	1.500	13.850	7.850
Purchase	9.300	Stated Income	115,000.00	115,000.00
Cash Out Refinance	7.350	Full/Alternative	200,000.00		20090201	4.963	3.000	1.500	13.350	7.350
Cash Out Refinance	6.500	Full/Alternative	490,000.00		20090201	4.113	3.000	1.500	12.500	6.500
Cash Out Refinance	6.450	Full/Alternative	265,000.00
Cash Out Refinance	6.000	Full/Alternative	530,000.00		20090201	3.613	3.000	1.500	12.000	6.000
Purchase	11.475	Full/Alternative	435,000.00	435,000.00
Cash Out Refinance	6.150	Full/Alternative	224,000.00		20090201	3.763	3.000	1.500	12.150	6.150
Cash Out Refinance	6.850	Full/Alternative	430,000.00		20090201	4.463	3.000	1.500	12.850	6.850
Cash Out Refinance	12.325	Full/Alternative	430,000.00
Cash Out Refinance	10.550	Full/Alternative	310,000.00
Cash Out Refinance	6.700	Full/Alternative	178,000.00		20090201	4.328	3.000	1.500	12.700	6.700
Cash Out Refinance	8.650	Full/Alternative	192,000.00
Cash Out Refinance	8.800	Full/Alternative	172,000.00
Cash Out Refinance	6.200	Full/Alternative	475,000.00		20100201	3.828	3.000	1.500	12.200	6.200
Cash Out Refinance	9.990	Stated Income	230,000.00		20090201	5.300	3.000	1.500	15.990	9.990

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	11.550	Stated Income	282,000.00		20090201	6.990	3.000	1.500	17.550	11.550
Purchase	7.300	Stated Income	350,000.00	350,000.00	20090201	4.928	3.000	1.500	13.300	7.300
Purchase	7.800	Full/Alternative	100,000.00	100,000.00	20090201	5.428	3.000	1.500	13.800	7.800
Cash Out Refinance	9.850	Full/Alternative	108,000.00
Cash Out Refinance	8.640	Stated Income	328,000.00		20090201	6.268	3.000	1.500	14.640	8.640
Purchase	6.750	Full/Alternative	306,000.00	306,000.00	20100201	4.378	3.000	1.500	12.750	6.750
Purchase	8.300	Stated Income	645,000.00	645,000.00	20090301	5.928	3.000	1.500	14.300	8.300
Purchase	11.500	Stated Income	645,000.00	645,000.00
Cash Out Refinance	7.650	Stated Income	610,000.00		20090201	5.278	3.000	1.500	13.650	7.650
Cash Out Refinance	9.600	Full/Alternative	163,000.00		20090201	6.990	3.000	1.500	15.600	9.600
Cash Out Refinance	7.600	Full/Alternative	514,000.00		20100201	5.228	3.000	1.500	13.600	7.600
Cash Out Refinance	5.750	Full/Alternative	935,000.00		20100201	3.378	3.000	1.500	11.750	5.750
Cash Out Refinance	8.250	Full/Alternative	130,000.00		20100201	5.878	3.000	1.500	14.250	8.250
Cash Out Refinance	6.990	Stated Income	365,000.00		20090201	4.618	3.000	1.500	12.990	6.990
Cash Out Refinance	9.350	Stated Income	230,000.00		20090201	6.978	3.000	1.500	15.350	9.350
Purchase	6.900	Full/Alternative	190,000.00	190,000.00	20090201	4.528	3.000	1.500	12.900	6.900
Cash Out Refinance	6.400	Full/Alternative	206,000.00		20090201	4.028	3.000	1.500	12.400	6.400
Purchase	9.925	Full/Alternative	190,000.00	190,000.00
Cash Out Refinance	7.500	Full/Alternative	161,000.00		20090201	5.128	3.000	1.500	13.500	7.500
Purchase	7.400	Full/Alternative	624,000.00	624,000.00	20100201	5.028	3.000	1.500	13.400	7.400
Cash Out Refinance	8.250	Stated Income	490,000.00		20090201	5.878	3.000	1.500	14.250	8.250
Cash Out Refinance	9.990	Full/Alternative	165,000.00		20090201	6.990	3.000	1.500	15.990	9.990
Purchase	10.300	Full/Alternative	624,000.00	624,000.00
Cash Out Refinance	8.550	Full/Alternative	266,000.00		20100301	6.178	3.000	1.500	14.550	8.550
Purchase	7.840	Stated Income	332,500.00	332,500.00	20090201	5.468	3.000	1.500	13.840	7.840
Cash Out Refinance	7.950	Stated Income	320,000.00		20090201	5.578	3.000	1.500	13.950	7.950
Purchase	11.075	Stated Income	350,000.00	350,000.00
Purchase	11.075	Stated Income	332,500.00	332,500.00
Cash Out Refinance	9.350	Stated Income	120,000.00		20100201	6.978	3.000	1.500	15.350	9.350
Cash Out Refinance	6.650	Full/Alternative	345,000.00
Cash Out Refinance	7.220	Full/Alternative	850,000.00		20090201	4.848	3.000	1.500	13.220	7.220
Rate/Term Refinance	7.850	Full/Alternative	92,000.00
Purchase	10.800	Stated Income	251,600.00	251,600.00	20090201	6.990	3.000	1.500	16.800	10.800
Cash Out Refinance	6.600	Full/Alternative	455,000.00		20100201	4.228	3.000	1.500	12.600	6.600
Cash Out Refinance	7.200	Stated Income	402,000.00
Purchase	7.875	Stated Income	191,000.00	191,000.00	20090201	5.503	3.000	1.500	13.875	7.875
Cash Out Refinance	7.750	Full/Alternative	105,000.00		20090201	5.378	3.000	1.500	13.750	7.750
Purchase	7.950	Stated Income	485,000.00	485,000.00	20090201	5.628	3.000	1.500	13.950	7.950
Cash Out Refinance	7.650	Full/Alternative	362,000.00
Purchase	11.000	Stated Income	485,000.00	485,000.00

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Purchase	9.550	Full/Alternative	147,990.00	147,990.00	20090201	6.990	3.000	1.500	15.550	9.550
Purchase	9.600	Stated Income	282,614.00	282,614.00	20090201	6.990	3.000	1.500	15.600	9.600
Cash Out Refinance	10.450	Full/Alternative	176,000.00		20090201	6.990	3.000	1.500	16.450	10.450
Purchase	9.250	Full/Alternative	235,000.00	235,000.00	20090201	6.878	3.000	1.500	15.250	9.250
Cash Out Refinance	10.250	Stated Income	160,000.00		20090201	6.990	3.000	1.500	16.250	10.250
Purchase	9.200	Full/Alternative	85,000.00	85,000.00	20090201	6.828	3.000	1.500	15.200	9.200
Cash Out Refinance	7.500	Full/Alternative	226,000.00		20090201	5.128	3.000	1.500	13.500	7.500
Cash Out Refinance	8.350	Stated Income	145,000.00		20090201	5.978	3.000	1.500	14.350	8.350
Cash Out Refinance	7.250	Full/Alternative	354,000.00		20100201	4.878	3.000	1.500	13.250	7.250
Cash Out Refinance	8.900	Full/Alternative	208,000.00		20090201	6.528	3.000	1.500	14.900	8.900
Cash Out Refinance	7.450	Full/Alternative	460,000.00
Purchase	7.100	Easy	378,000.00	378,000.00	20100201	4.728	3.000	1.500	13.100	7.100
Cash Out Refinance	7.750	Full/Alternative	185,000.00
Cash Out Refinance	7.450	Stated Income	195,000.00		20100201	5.078	3.000	1.500	13.450	7.450
Cash Out Refinance	6.400	Full/Alternative	380,000.00		20090201	4.028	3.000	1.500	12.400	6.400
Cash Out Refinance	8.550	Full/Alternative	190,000.00		20090201	6.178	3.000	1.500	14.550	8.550
Cash Out Refinance	10.175	Full/Alternative	514,000.00
Purchase	7.200	Full/Alternative	195,000.00	195,000.00	20090201	4.828	3.000	1.500	13.200	7.200
Purchase	10.725	Easy	378,000.00	378,000.00
Cash Out Refinance	6.900	Full/Alternative	387,500.00		20100201	4.528	3.000	1.500	12.900	6.900
Cash Out Refinance	7.900	Stated Income	238,000.00
Cash Out Refinance	6.500	Full/Alternative	190,000.00
Cash Out Refinance	7.050	Stated Income	590,000.00		20090201	4.678	3.000	1.500	13.050	7.050
Cash Out Refinance	8.700	Full/Alternative	190,000.00		20100201	6.328	3.000	1.500	14.700	8.700
Cash Out Refinance	9.250	Stated Income	193,000.00
Cash Out Refinance	5.900	Full/Alternative	320,000.00		20120201	3.528	3.000	1.500	11.900	5.900
Purchase	10.250	Stated Income	108,000.00	108,000.00	20090201	6.990	3.000	1.500	16.250	10.250
Cash Out Refinance	6.950	Full/Alternative	530,000.00		20100201	4.578	3.000	1.500	12.950	6.950
Purchase	9.250	Stated Income	193,000.00	193,000.00	20100201	6.878	3.000	1.500	15.250	9.250
Purchase	9.350	Full/Alternative	210,000.00	210,000.00	20090201	6.978	3.000	1.500	15.350	9.350
Purchase	7.150	Full/Alternative	165,000.00	165,000.00	20100201	4.778	3.000	1.500	13.150	7.150
Cash Out Refinance	7.500	Full/Alternative	185,000.00
Cash Out Refinance	6.990	Full/Alternative	410,000.00
Cash Out Refinance	8.990	Stated Income	162,000.00		20090201	6.618	3.000	1.500	14.990	8.990
Cash Out Refinance	6.850	Full/Alternative	350,000.00
Cash Out Refinance	9.200	Full/Alternative	202,000.00		20090201	6.828	3.000	1.500	15.200	9.200
Cash Out Refinance	7.750	Full/Alternative	950,000.00		20090201	5.378	3.000	1.500	13.750	7.750
Cash Out Refinance	5.990	Full/Alternative	520,000.00
Cash Out Refinance	6.900	Full/Alternative	270,000.00		20090201	4.528	3.000	1.500	12.900	6.900
Cash Out Refinance	7.650	Stated Income	215,000.00		20090201	5.278	3.000	1.500	13.650	7.650

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Purchase	7.300	Stated Income	289,900.00	289,900.00	20100201	4.928	3.000	1.500	13.300	7.300
Cash Out Refinance	5.350	Full/Alternative	775,000.00		20100201	2.978	3.000	1.500	11.350	5.350
Cash Out Refinance	6.000	Full/Alternative	550,000.00		20090201	3.628	3.000	1.500	12.000	6.000
Cash Out Refinance	6.170	Full/Alternative	960,000.00		20090201	3.798	3.000	1.500	12.170	6.170
Purchase	11.075	Stated Income	289,900.00	289,900.00
Cash Out Refinance	9.900	Stated Income	99,800.00
Cash Out Refinance	8.850	Full/Alternative	380,000.00		20090201	5.000	3.000	1.500	14.850	8.850
Purchase	7.800	Stated Income	380,000.00	380,000.00	20090201	5.428	3.000	1.500	13.800	7.800
Purchase	8.990	Full/Alternative	255,000.00	255,000.00	20120201	6.618	3.000	1.500	14.990	8.990
Purchase	11.075	Stated Income	380,000.00	380,000.00
Purchase	7.870	Full/Alternative	317,500.00	317,500.00	20100301	5.498	3.000	1.500	13.870	7.870
Cash Out Refinance	5.500	Full/Alternative	490,000.00		20120201	3.128	3.000	1.500	11.500	5.500
Cash Out Refinance	8.450	Full/Alternative	260,000.00		20090201	6.078	3.000	1.500	14.450	8.450
Purchase	10.425	Full/Alternative	569,000.00	569,000.00
Purchase	7.250	Full/Alternative	197,000.00	197,000.00	20090201	4.878	3.000	1.500	13.250	7.250
Cash Out Refinance	8.450	Full/Alternative	120,000.00
Purchase	11.825	Full/Alternative	197,000.00	197,000.00
Cash Out Refinance	7.750	Full/Alternative	380,000.00		20090201	5.378	3.000	1.500	13.750	7.750
Cash Out Refinance	7.500	Full/Alternative	420,000.00		20090201	5.128	3.000	1.500	13.500	7.500
Purchase	7.990	Full/Alternative	203,900.00	203,900.00	20090201	5.618	3.000	1.500	13.990	7.990
Cash Out Refinance	7.970	Full/Alternative	167,000.00		20100201	5.598	3.000	1.500	13.970	7.970
Cash Out Refinance	8.450	Full/Alternative	310,000.00		20100201	6.078	3.000	1.500	14.450	8.450
Rate/Term Refinance	7.200	Full/Alternative	545,000.00		20090201	4.828	3.000	1.500	13.200	7.200
Cash Out Refinance	6.250	Full/Alternative	790,000.00		20090201	3.878	3.000	1.500	12.250	6.250
Cash Out Refinance	6.800	Full/Alternative	500,000.00		20090301	4.428	3.000	1.500	12.800	6.800
Cash Out Refinance	9.370	Full/Alternative	320,000.00		20100201	6.990	3.000	1.500	15.370	9.370
Cash Out Refinance	9.990	Full/Alternative	790,000.00
Purchase	9.990	Full/Alternative	165,000.00	165,000.00
Cash Out Refinance	10.800	Full/Alternative	105,000.00		20090201	6.990	3.000	1.500	16.800	10.800
Cash Out Refinance	6.500	Full/Alternative	115,000.00
Purchase	7.200	Full/Alternative	315,000.00	315,000.00
Cash Out Refinance	6.100	Full/Alternative	250,000.00
Purchase	8.650	Full/Alternative	700,000.00	700,000.00	20090301	6.278	3.000	1.500	14.650	8.650
Purchase	10.300	Full/Alternative	315,000.00	315,000.00
Cash Out Refinance	9.350	Full/Alternative	225,000.00		20100201	6.850	3.000	1.500	15.350	9.350
Purchase	6.250	Full/Alternative	210,000.00	210,000.00
Purchase	6.950	Full/Alternative	210,000.00	210,000.00	20090201	4.578	3.000	1.500	12.950	6.950
Rate/Term Refinance	9.300	Full/Alternative	379,000.00		20090201	6.928	3.000	1.500	15.300	9.300
Purchase	8.250	Full/Alternative	295,000.00	295,000.00	20090201	5.878	3.000	1.500	14.250	8.250
Cash Out Refinance	6.500	Full/Alternative	800,000.00		20100201	4.128	3.000	1.500	12.500	6.500

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	6.700	Full/Alternative	175,000.00		20100201	4.328	3.000	1.500	12.700	6.700
Cash Out Refinance	10.175	Full/Alternative	175,000.00
Cash Out Refinance	7.150	Full/Alternative	156,000.00		20100201	4.778	3.000	1.500	13.150	7.150
Purchase	8.100	Full/Alternative	158,000.00	158,000.00	20090201	5.728	3.000	1.500	14.100	8.100
Purchase	11.475	Full/Alternative	210,000.00	210,000.00
Cash Out Refinance	7.050	Stated Income	320,000.00		20100201	4.678	3.000	1.500	13.050	7.050
Purchase	7.050	Stated Income	599,000.00	599,000.00	20090201	4.678	3.000	1.500	13.050	7.050
Cash Out Refinance	6.100	Full/Alternative	440,000.00		20100201	3.728	3.000	1.500	12.100	6.100
Purchase	11.075	Stated Income	599,000.00	599,000.00
Cash Out Refinance	11.075	Stated Income	320,000.00
Cash Out Refinance	5.650	Full/Alternative	785,000.00		20100201	3.278	3.000	1.500	11.650	5.650
Cash Out Refinance	10.025	Full/Alternative	440,000.00
Cash Out Refinance	7.490	Full/Alternative	415,000.00		20100201	5.118	3.000	1.500	13.490	7.490
Cash Out Refinance	10.150	Full/Alternative	280,000.00		20090201	5.000	3.000	1.500	16.150	10.150
Cash Out Refinance	5.990	Full/Alternative	365,000.00
Cash Out Refinance	5.250	Full/Alternative	813,000.00		20100201	2.878	3.000	1.500	11.250	5.250
Cash Out Refinance	6.500	Full/Alternative	132,000.00		20090201	4.128	3.000	1.500	12.500	6.500
Cash Out Refinance	5.500	Full/Alternative	650,000.00		20100301	3.128	3.000	1.500	11.500	5.500
Cash Out Refinance	7.250	Full/Alternative	95,000.00
Purchase	7.500	Stated Income	320,000.00	320,000.00	20090201	5.128	3.000	1.500	13.500	7.500
Purchase	6.950	Full/Alternative	450,000.00	450,000.00
Rate/Term Refinance	6.250	Full/Alternative	352,000.00
Purchase	8.950	Stated Income	124,000.00	124,000.00	20090201	6.578	3.000	1.500	14.950	8.950
Purchase	10.300	Full/Alternative	450,000.00	450,000.00
Cash Out Refinance	7.800	Full/Alternative	225,000.00		20090201	5.428	3.000	1.500	13.800	7.800
Cash Out Refinance	7.300	Stated Income	320,000.00		20090201	4.928	3.000	1.500	13.300	7.300
Purchase	7.700	Stated Income	310,000.00	310,000.00	20100201	5.328	3.000	1.500	13.700	7.700
Cash Out Refinance	7.400	Full/Alternative	350,000.00		20090201	5.028	3.000	1.500	13.400	7.400
Cash Out Refinance	10.500	Stated Income	580,000.00		20090201	6.990	3.000	1.500	16.500	10.500
Cash Out Refinance	9.000	Full/Alternative	195,000.00		20090201	6.628	3.000	1.500	15.000	9.000
Cash Out Refinance	6.600	Full/Alternative	600,000.00
Cash Out Refinance	5.990	Full/Alternative	390,000.00
Cash Out Refinance	6.990	Stated Income	480,000.00		20100201	4.618	3.000	1.500	12.990	6.990
Purchase	7.500	Stated Income	530,000.00	530,000.00	20100301	5.128	3.000	1.500	13.500	7.500
Purchase	9.500	Full/Alternative	100,000.00	100,000.00	20100201	6.990	3.000	1.500	15.500	9.500
Purchase	11.075	Stated Income	530,000.00	530,000.00
Cash Out Refinance	5.990	Full/Alternative	510,000.00		20120201	3.618	3.000	1.500	11.990	5.990
Cash Out Refinance	6.950	Full/Alternative	238,000.00		20090201	4.628	3.000	1.500	12.950	6.950
Cash Out Refinance	10.200	Full/Alternative	190,000.00		20100301	6.990	3.000	1.500	16.200	10.200
Cash Out Refinance	5.500	Full/Alternative	560,000.00		20100101	3.850	3.000	1.000	11.500	5.500

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	6.100	Full/Alternative	381,000.00
Cash Out Refinance	6.110	Full/Alternative	368,000.00		20090201	3.738	3.000	1.500	12.110	6.110
Cash Out Refinance	6.990	Full/Alternative	500,000.00
Cash Out Refinance	9.990	Full/Alternative	80,000.00		20100201	6.990	3.000	1.500	15.990	9.990
Cash Out Refinance	6.500	Stated Income	550,000.00		20090201	4.128	3.000	1.500	12.500	6.500
Cash Out Refinance	9.100	Full/Alternative	150,000.00		20090201	6.728	3.000	1.500	15.100	9.100
Rate/Term Refinance	9.700	Full/Alternative	368,000.00
Cash Out Refinance	7.150	Full/Alternative	385,000.00		20100201	4.778	3.000	1.500	13.150	7.150
Cash Out Refinance	9.400	Full/Alternative	254,000.00		20100201	6.990	3.000	1.500	15.400	9.400
Purchase	6.600	Stated Income	445,000.00	445,000.00	20090201	4.228	3.000	1.500	12.600	6.600
Cash Out Refinance	7.200	Full/Alternative	282,000.00
Purchase	11.075	Stated Income	445,000.00	445,000.00
Cash Out Refinance	7.200	Stated Income	748,000.00		20090201	4.828	3.000	1.500	13.200	7.200
Purchase	7.450	Full/Alternative	250,000.00	250,000.00	20100201	5.078	3.000	1.500	13.450	7.450
Cash Out Refinance	8.850	Full/Alternative	240,000.00		20090201	6.478	3.000	1.500	14.850	8.850
Purchase	12.375	Full/Alternative	250,000.00	250,000.00
Cash Out Refinance	8.550	Full/Alternative	270,000.00		20090201	6.178	3.000	1.500	14.550	8.550
Purchase	6.850	Full/Alternative	269,000.00	269,000.00	20090201	4.478	3.000	1.500	12.850	6.850
Purchase	9.900	Full/Alternative	269,000.00	269,000.00
Cash Out Refinance	8.200	Stated Income	600,000.00		20090201	5.828	3.000	1.500	14.200	8.200
Cash Out Refinance	6.600	Full/Alternative	240,000.00
Cash Out Refinance	5.600	Full/Alternative	305,000.00		20090201	3.228	3.000	1.500	11.600	5.600
Purchase	8.400	Stated Income	255,000.00	255,000.00	20090201	6.028	3.000	1.500	14.400	8.400
Cash Out Refinance	9.990	Stated Income	330,000.00		20090201	6.990	3.000	1.500	15.990	9.990
Cash Out Refinance	11.750	Stated Income	480,000.00
Cash Out Refinance	9.000	Full/Alternative	200,000.00		20100201	6.628	3.000	1.500	15.000	9.000
Cash Out Refinance	10.275	Full/Alternative	813,000.00
Purchase	6.300	Stated Income	465,000.00	465,000.00	20100301	3.928	3.000	1.500	12.300	6.300
Cash Out Refinance	9.500	Full/Alternative	147,000.00		20090201	6.990	3.000	1.500	15.500	9.500
Purchase	7.450	Full/Alternative	271,000.00	271,000.00	20090201	5.078	3.000	1.500	13.450	7.450
Purchase	11.725	Full/Alternative	271,000.00	271,000.00
Cash Out Refinance	10.050	Full/Alternative	140,000.00		20090201	6.990	3.000	1.500	16.050	10.050
Cash Out Refinance	6.990	Full/Alternative	202,000.00		20090301	4.618	3.000	1.500	12.990	6.990
Cash Out Refinance	6.750	Full/Alternative	300,000.00		20090201	4.378	3.000	1.500	12.750	6.750
Purchase	8.750	Stated Income	100,000.00	100,000.00	20090201	6.378	3.000	1.500	14.750	8.750
Purchase	6.350	Full/Alternative	230,000.00	230,000.00	20090201	3.978	3.000	1.500	12.350	6.350
Purchase	10.275	Full/Alternative	230,000.00	230,000.00
Cash Out Refinance	7.950	Full/Alternative	160,000.00		20090201	5.578	3.000	1.500	13.950	7.950
Purchase	9.250	Full/Alternative	101,000.00	101,000.00
Cash Out Refinance	8.650	Full/Alternative	355,000.00

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	7.550	Stated Income	344,000.00		20100201	5.178	3.000	1.500	13.550	7.550
Cash Out Refinance	6.990	Full/Alternative	290,000.00		20090201	4.618	3.000	1.500	12.990	6.990
Cash Out Refinance	6.150	Full/Alternative	255,000.00		20090201	3.778	3.000	1.500	12.150	6.150
Cash Out Refinance	10.175	Full/Alternative	290,000.00
Purchase	10.950	Full/Alternative	101,000.00	101,000.00
Cash Out Refinance	9.990	Full/Alternative	255,000.00
Purchase	8.650	Stated Income	195,000.00	195,000.00	20090201	6.278	3.000	1.500	14.650	8.650
Cash Out Refinance	7.450	Stated Income	300,000.00
Purchase	11.750	Stated Income	195,000.00	195,000.00
Cash Out Refinance	7.990	Full/Alternative	425,000.00
Purchase	9.500	Full/Alternative	289,900.00	289,900.00	20100201	6.990	3.000	1.500	15.500	9.500
Cash Out Refinance	5.800	Full/Alternative	545,000.00		20100201	3.428	3.000	1.500	11.800	5.800
Cash Out Refinance	6.500	Full/Alternative	162,000.00		20100201	4.128	3.000	1.500	12.500	6.500
Purchase	7.800	Stated Income	305,000.00	305,000.00	20090201	5.428	3.000	1.500	13.800	7.800
Purchase	11.525	Stated Income	310,000.00	310,000.00
Purchase	7.620	Full/Alternative	248,900.00	248,900.00	20090201	5.248	3.000	1.500	13.620	7.620
Purchase	11.475	Full/Alternative	248,900.00	248,900.00
Cash Out Refinance	8.990	Stated Income	240,000.00		20100201	6.618	3.000	1.500	14.990	8.990
Purchase	10.450	Full/Alternative	68,000.00	68,000.00	20090201	6.990	3.000	1.500	16.450	10.450
Cash Out Refinance	6.850	Stated Income	730,000.00		20100201	4.478	3.000	1.500	12.850	6.850
Cash Out Refinance	9.850	Stated Income	117,000.00
Cash Out Refinance	7.500	Full/Alternative	555,000.00		20100201	5.128	3.000	1.500	13.500	7.500
Cash Out Refinance	6.390	Full/Alternative	288,000.00
Purchase	9.990	Easy	212,990.00	212,990.00	20100201	6.990	3.000	1.500	15.990	9.990
Cash Out Refinance	9.500	Full/Alternative	100,000.00		20090201	6.990	3.000	1.500	15.500	9.500
Purchase	7.990	Stated Income	340,000.00	340,000.00	20090201	5.618	3.000	1.500	13.990	7.990
Cash Out Refinance	8.350	Full/Alternative	415,000.00		20090201	5.978	3.000	1.500	14.350	8.350
Cash Out Refinance	8.990	Full/Alternative	245,000.00		20090201	6.618	3.000	1.500	14.990	8.990
Purchase	6.990	Full/Alternative	326,000.00	326,000.00	20090201	4.618	3.000	1.500	12.990	6.990
Purchase	11.275	Stated Income	340,000.00	340,000.00
Purchase	8.400	Stated Income	188,050.00	188,050.00	20090201	6.028	3.000	1.500	14.400	8.400
Cash Out Refinance	9.600	Full/Alternative	440,000.00		20090201	6.990	3.000	1.500	15.600	9.600
Purchase	11.500	Stated Income	188,050.00	188,050.00
Purchase	8.350	Stated Income	469,000.00	469,000.00	20090201	5.978	3.000	1.500	14.350	8.350
Purchase	9.300	Full/Alternative	311,360.00	311,360.00	20090201	6.928	3.000	1.500	15.300	9.300
Purchase	8.950	Stated Income	188,900.00	188,900.00	20090201	6.578	3.000	1.500	14.950	8.950
Purchase	11.250	Stated Income	469,000.00	469,000.00
Cash Out Refinance	7.950	Stated Income	335,000.00		20090201	5.578	3.000	1.500	13.950	7.950
Cash Out Refinance	8.050	Stated Income	224,000.00		20090201	5.678	3.000	1.500	14.050	8.050
Cash Out Refinance	6.600	Full/Alternative	800,000.00

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Purchase	6.950	Stated Income	463,000.00	463,000.00	20100201	4.578	3.000	1.500	12.950	6.950
Purchase	10.825	Stated Income	188,900.00	188,900.00
Purchase	11.500	Stated Income	585,000.00	585,000.00
Purchase	12.325	Full/Alternative	549,900.00	549,900.00
Purchase	7.800	Stated Income	300,000.00	300,000.00	20090201	5.428	3.000	1.500	13.800	7.800
Purchase	11.075	Stated Income	300,000.00	300,000.00
Cash Out Refinance	7.650	Full/Alternative	465,000.00		20090201	5.278	3.000	1.500	13.650	7.650
Cash Out Refinance	9.650	Stated Income	470,000.00		20090301	6.990	3.000	1.500	15.650	9.650
Cash Out Refinance	11.050	Full/Alternative	637,000.00
Cash Out Refinance	8.400	Full/Alternative	175,000.00		20090201	6.028	3.000	1.500	14.400	8.400
Purchase	8.700	Stated Income	174,990.00	174,990.00	20090201	6.328	3.000	1.500	14.700	8.700
Purchase	8.000	Full/Alternative	199,900.00	199,900.00	20100201	5.628	3.000	1.500	14.000	8.000
Cash Out Refinance	6.250	Full/Alternative	715,000.00
Purchase	8.150	Full/Alternative	372,500.00	372,500.00	20090201	5.778	3.000	1.500	14.150	8.150
Cash Out Refinance	7.800	Full/Alternative	308,000.00		20090201	5.428	3.000	1.500	13.800	7.800
Cash Out Refinance	7.550	Full/Alternative	465,000.00
Purchase	5.990	Full/Alternative	678,000.00	678,000.00
Cash Out Refinance	6.550	Full/Alternative	390,000.00		20090201	4.178	3.000	1.500	12.550	6.550
Cash Out Refinance	5.250	Full/Alternative	310,000.00		20120201	2.878	3.000	1.500	11.250	5.250
Cash Out Refinance	10.025	Full/Alternative	390,000.00
Cash Out Refinance	8.820	Stated Income	650,000.00		20100201	6.448	3.000	1.500	14.820	8.820
Cash Out Refinance	8.500	Stated Income	460,000.00		20090201	6.128	3.000	1.500	14.500	8.500
Cash Out Refinance	7.950	Full/Alternative	210,000.00		20090201	5.578	3.000	1.500	13.950	7.950
Cash Out Refinance	9.150	Full/Alternative	150,000.00		20090201	6.778	3.000	1.500	15.150	9.150
Cash Out Refinance	9.750	Full/Alternative	260,000.00		20090201	6.990	3.000	1.500	15.750	9.750
Cash Out Refinance	10.600	Stated Income	400,000.00		20090201	6.990	3.000	1.500	16.600	10.600
Cash Out Refinance	6.750	Full/Alternative	475,000.00
Cash Out Refinance	6.450	Full/Alternative	397,000.00		20090201	4.078	3.000	1.500	12.450	6.450
Purchase	9.490	Stated Income	880,000.00	880,000.00	20090201	6.878	3.000	1.500	15.490	9.490
Cash Out Refinance	7.250	Stated Income	117,000.00
Cash Out Refinance	6.450	Full/Alternative	261,000.00		20090201	4.078	3.000	1.500	12.450	6.450
Purchase	7.850	Full/Alternative	270,000.00	270,000.00	20090201	5.478	3.000	1.500	13.850	7.850
Purchase	7.950	Stated Income	266,900.00	266,900.00	20090201	5.578	3.000	1.500	13.950	7.950
Purchase	11.475	Full/Alternative	270,000.00	270,000.00
Purchase	10.250	Stated Income	266,900.00	266,900.00
Cash Out Refinance	6.850	Full/Alternative	245,000.00
Cash Out Refinance	8.900	Full/Alternative	450,000.00		20090201	6.528	3.000	1.500	14.900	8.900
Cash Out Refinance	6.600	Stated Income	280,000.00
Cash Out Refinance	9.500	Stated Income	215,000.00		20090201	6.990	3.000	1.500	15.500	9.500
Purchase	9.350	Full/Alternative	178,900.00	178,900.00	20090201	6.978	3.000	1.500	15.350	9.350

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	9.000	Full/Alternative	316,000.00		20090201	6.628	3.000	1.500	15.000	9.000
Cash Out Refinance	7.650	Full/Alternative	174,000.00		20100301	5.278	3.000	1.500	13.650	7.650
Cash Out Refinance	6.600	Full/Alternative	325,000.00
Cash Out Refinance	7.600	Stated Income	188,500.00		20090201	5.228	3.000	1.500	13.600	7.600
Cash Out Refinance	6.050	Full/Alternative	653,000.00
Cash Out Refinance	7.950	Full/Alternative	125,000.00		20090201	5.578	3.000	1.500	13.950	7.950
Purchase	8.200	Stated Income	878,850.00	878,850.00	20100201	5.828	3.000	1.500	14.200	8.200
Cash Out Refinance	8.650	Full/Alternative	115,000.00		20090201	6.278	3.000	1.500	14.650	8.650
Cash Out Refinance	5.950	Full/Alternative	305,000.00		20100201	3.578	3.000	1.500	11.950	5.950
Cash Out Refinance	7.250	Full/Alternative	390,000.00		20090201	4.878	3.000	1.500	13.250	7.250
Cash Out Refinance	6.850	Stated Income	500,000.00		20090201	4.478	3.000	1.500	12.850	6.850
Purchase	8.050	Stated Income	243,000.00	243,000.00	20090201	5.678	3.000	1.500	14.050	8.050
Purchase	11.275	Stated Income	294,900.00	294,900.00
Cash Out Refinance	9.700	Stated Income	212,000.00		20100201	6.990	3.000	1.500	15.700	9.700
Purchase	8.650	Stated Income	270,000.00	270,000.00	20100201	6.278	3.000	1.500	14.650	8.650
Cash Out Refinance	7.350	Full/Alternative	115,000.00
Purchase	11.750	Stated Income	255,000.00	255,000.00
Purchase	11.500	Stated Income	270,000.00	270,000.00
Purchase	8.000	Full/Alternative	204,500.00	204,500.00
Purchase	11.275	Stated Income	243,000.00	243,000.00
Cash Out Refinance	7.090	Full/Alternative	400,000.00
Purchase	6.400	Full/Alternative	335,000.00	335,000.00	20090201	4.028	3.000	1.500	12.400	6.400
Cash Out Refinance	8.700	Full/Alternative	122,000.00
Cash Out Refinance	7.300	Stated Income	340,000.00		20090201	4.928	3.000	1.500	13.300	7.300
Purchase	10.250	Full/Alternative	160,000.00	160,000.00	20090201	6.990	3.000	1.500	16.250	10.250
Cash Out Refinance	6.200	Full/Alternative	885,000.00
Cash Out Refinance	11.275	Stated Income	340,000.00
Purchase	7.150	Full/Alternative	310,000.00	310,000.00	20090201	4.778	3.000	1.500	13.150	7.150
Cash Out Refinance	5.700	Full/Alternative	250,000.00		20100201	3.328	3.000	1.500	11.700	5.700
Cash Out Refinance	7.800	Stated Income	280,000.00		20090201	5.428	3.000	1.500	13.800	7.800
Purchase	11.075	Stated Income	465,000.00	465,000.00
Cash Out Refinance	8.990	Stated Income	255,000.00		20090201	6.618	3.000	1.500	14.990	8.990
Purchase	12.325	Full/Alternative	335,000.00	335,000.00
Purchase	8.750	Stated Income	570,000.00	570,000.00	20100201	6.378	3.000	1.500	14.750	8.750
Purchase	7.800	Full/Alternative	349,900.00	349,900.00	20100201	5.428	3.000	1.500	13.800	7.800
Cash Out Refinance	6.600	Full/Alternative	380,000.00		20090201	4.228	3.000	1.500	12.600	6.600
Purchase	11.500	Stated Income	463,000.00	463,000.00
Cash Out Refinance	10.110	Full/Alternative	300,000.00		20090201	6.990	3.000	1.500	16.110	10.110
Purchase	6.400	Full/Alternative	895,000.00	895,000.00	20100201	4.028	3.000	1.500	12.400	6.400
Purchase	8.250	Stated Income	425,000.00	425,000.00	20090201	5.878	3.000	1.500	14.250	8.250

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Purchase	10.025	Full/Alternative	895,000.00	895,000.00
Purchase	10.350	Full/Alternative	63,900.00	63,900.00	20090201	6.990	3.000	1.500	16.350	10.350
Cash Out Refinance	7.650	Full/Alternative	180,000.00
Cash Out Refinance	6.750	Full/Alternative	200,000.00
Purchase	11.500	Stated Income	878,850.00	878,850.00
Cash Out Refinance	7.700	Full/Alternative	425,000.00		20120201	5.328	3.000	1.500	13.700	7.700
Cash Out Refinance	6.990	Full/Alternative	560,000.00		20090201	4.618	3.000	1.500	12.990	6.990
Cash Out Refinance	8.600	Stated Income	220,000.00		20090201	6.228	3.000	1.500	14.600	8.600
Purchase	11.075	Stated Income	425,000.00	425,000.00
Cash Out Refinance	7.750	Stated Income	600,000.00		20100301	5.378	3.000	1.500	13.750	7.750
Cash Out Refinance	8.750	Full/Alternative	237,000.00		20090201	6.128	3.000	1.500	14.750	8.750
Purchase	7.800	Stated Income	583,000.00	583,000.00
Cash Out Refinance	8.400	Stated Income	425,000.00		20090201	5.650	3.000	1.500	14.400	8.400
Cash Out Refinance	7.500	Stated Income	480,000.00		20090201	5.128	3.000	1.500	13.500	7.500
Cash Out Refinance	7.200	Stated Income	285,000.00		20090201	4.828	3.000	1.500	13.200	7.200
Cash Out Refinance	8.120	Stated Income	275,000.00
Purchase	7.300	Stated Income	390,000.00	387,000.00	20090201	4.928	3.000	1.500	13.300	7.300
Cash Out Refinance	8.550	Full/Alternative	304,000.00		20100201	6.178	3.000	1.500	14.550	8.550
Cash Out Refinance	6.850	Full/Alternative	390,000.00
Purchase	11.075	Stated Income	390,000.00	387,000.00
Cash Out Refinance	9.410	Full/Alternative	230,000.00
Purchase	7.400	Full/Alternative	190,000.00	190,000.00	20090201	5.028	3.000	1.500	13.400	7.400
Purchase	7.850	Stated Income	510,000.00	510,000.00	20090201	5.478	3.000	1.500	13.850	7.850
Purchase	12.075	Stated Income	510,000.00	510,000.00
Purchase	7.800	Full/Alternative	363,000.00	363,000.00	20090201	5.428	3.000	1.500	13.800	7.800
Cash Out Refinance	7.100	Full/Alternative	234,000.00		20090201	4.728	3.000	1.500	13.100	7.100
Purchase	7.200	Full/Alternative	825,000.00	825,000.00	20090201	4.828	3.000	1.500	13.200	7.200
Purchase	10.800	Full/Alternative	363,000.00	363,000.00
Purchase	11.475	Full/Alternative	825,000.00	825,000.00
Cash Out Refinance	9.200	Full/Alternative	151,000.00		20090201	6.828	3.000	1.500	15.200	9.200
Purchase	7.350	Full/Alternative	225,000.00	225,000.00	20090301	4.978	3.000	1.500	13.350	7.350
Cash Out Refinance	7.650	Full/Alternative	350,000.00		20100201	5.278	3.000	1.500	13.650	7.650
Purchase	7.000	Stated Income	600,000.00	600,000.00	20090201	4.628	3.000	1.500	13.000	7.000
Purchase	11.750	Stated Income	600,000.00	600,000.00
Purchase	9.400	Stated Income	250,000.00	250,000.00	20090301	6.990	3.000	1.500	15.400	9.400
Cash Out Refinance	6.600	Stated Income	950,000.00
Cash Out Refinance	9.200	Full/Alternative	110,000.00		20090201	6.828	3.000	1.500	15.200	9.200
Cash Out Refinance	7.800	Full/Alternative	535,000.00
Cash Out Refinance	7.500	Stated Income	305,000.00
Purchase	7.600	Full/Alternative	222,000.00	222,000.00	20090201	5.228	3.000	1.500	13.600	7.600

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Rate/Term Refinance	7.850	Full/Alternative	110,000.00
Purchase	9.990	Full/Alternative	83,672.00	83,672.00	20090201	6.420	3.000	1.500	15.990	9.990
Purchase	9.990	Full/Alternative	222,000.00	222,000.00
Cash Out Refinance	7.500	Full/Alternative	307,000.00		20090201	6.990	3.000	1.500	13.500	7.500
Purchase	11.725	Full/Alternative	420,000.00	420,000.00
Cash Out Refinance	6.950	Full/Alternative	615,000.00
Cash Out Refinance	7.740	Full/Alternative	174,000.00		20100201	5.368	3.000	1.500	13.740	7.740
Cash Out Refinance	9.650	Full/Alternative	273,000.00		20090201	6.990	3.000	1.500	15.650	9.650
Cash Out Refinance	6.690	Full/Alternative	530,000.00		20120201	4.318	3.000	1.500	12.690	6.690
Purchase	8.990	Stated Income	244,000.00	244,000.00	20090301	6.618	3.000	1.500	14.990	8.990
Cash Out Refinance	6.250	Full/Alternative	525,000.00		20090201	3.878	3.000	1.500	12.250	6.250
Purchase	6.200	Full/Alternative	600,000.00	600,000.00	20100201	3.828	3.000	1.500	12.200	6.200
Cash Out Refinance	9.150	Full/Alternative	92,000.00		20090201	6.778	3.000	1.500	15.150	9.150
Cash Out Refinance	8.850	Full/Alternative	268,000.00		20090201	6.478	3.000	1.500	14.850	8.850
Cash Out Refinance	8.050	Full/Alternative	199,000.00
Cash Out Refinance	8.200	Stated Income	380,000.00		20090201	5.828	3.000	1.500	14.200	8.200
Cash Out Refinance	8.500	Stated Income	240,000.00		20090301	5.500	3.000	1.500	14.500	8.500
Cash Out Refinance	6.240	Full/Alternative	227,000.00		20100201	3.868	3.000	1.500	12.240	6.240
Cash Out Refinance	8.350	Full/Alternative	144,000.00		20090201	5.978	3.000	1.500	14.350	8.350
Cash Out Refinance	12.325	Full/Alternative	310,000.00
Purchase	10.550	Full/Alternative	326,000.00	326,000.00
Cash Out Refinance	7.650	Full/Alternative	478,000.00		20100301	5.278	3.000	1.500	13.650	7.650
Purchase	8.350	Full/Alternative	190,000.00	190,000.00	20090201	5.978	3.000	1.500	14.350	8.350
Cash Out Refinance	7.100	Full/Alternative	310,000.00		20090201	4.728	3.000	1.500	13.100	7.100
Purchase	6.600	Full/Alternative	580,000.00	580,000.00	20090201	4.228	3.000	1.500	12.600	6.600
Purchase	11.400	Stated Income	178,778.00	178,778.00	20090201	5.500	3.000	1.500	17.400	11.400
Purchase	9.990	Full/Alternative	580,000.00	580,000.00
Cash Out Refinance	6.850	Full/Alternative	300,000.00		20090201	4.478	3.000	1.500	12.850	6.850
Purchase	6.650	Full/Alternative	190,900.00	190,900.00	20090201	4.278	3.000	1.500	12.650	6.650
Cash Out Refinance	7.550	Full/Alternative	173,000.00		20090301	5.178	3.000	1.500	13.550	7.550
Cash Out Refinance	9.700	Stated Income	200,000.00		20090201	6.990	3.000	1.500	15.700	9.700
Purchase	6.750	Full/Alternative	400,000.00	400,000.00	20100201	4.378	3.000	1.500	12.750	6.750
Cash Out Refinance	5.600	Full/Alternative	745,000.00		20090301	3.228	3.000	1.500	11.600	5.600
Purchase	10.175	Full/Alternative	400,000.00	400,000.00
Cash Out Refinance	8.990	Full/Alternative	168,500.00		20090201	6.618	3.000	1.500	14.990	8.990
Cash Out Refinance	7.350	Full/Alternative	300,000.00		20090201	4.978	3.000	1.500	13.350	7.350
Cash Out Refinance	11.990	Stated Income	205,000.00		20090201	6.990	3.000	1.500	17.990	11.990
Cash Out Refinance	6.570	Full/Alternative	290,000.00
Cash Out Refinance	6.400	Full/Alternative	880,000.00
Cash Out Refinance	7.850	Full/Alternative	280,000.00

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	9.850	Full/Alternative	432,000.00
Cash Out Refinance	6.100	Stated Income	560,000.00		20100201	3.728	3.000	1.500	12.100	6.100
Purchase	6.600	Full/Alternative	155,000.00	155,000.00	20100301	4.228	3.000	1.500	12.600	6.600
Cash Out Refinance	12.325	Full/Alternative	203,000.00
Purchase	6.990	Easy	210,000.00	210,000.00	20090201	4.618	3.000	1.500	12.990	6.990
Purchase	10.275	Full/Alternative	155,000.00	155,000.00
Purchase	10.175	Full/Alternative	190,900.00	190,900.00
Cash Out Refinance	7.050	Full/Alternative	315,000.00		20090201	4.678	3.000	1.500	13.050	7.050
Cash Out Refinance	9.500	Full/Alternative	158,000.00		20090301	6.990	3.000	1.500	15.500	9.500
Cash Out Refinance	6.750	Full/Alternative	445,000.00		20090201	4.378	3.000	1.500	12.750	6.750
Cash Out Refinance	11.475	Full/Alternative	315,000.00
Cash Out Refinance	6.100	Full/Alternative	855,000.00
Purchase	10.100	Full/Alternative	79,900.00	79,900.00
Cash Out Refinance	9.650	Stated Income	524,000.00		20090201	6.990	3.000	1.500	15.650	9.650
Purchase	8.150	Stated Income	337,000.00	337,000.00	20090201	5.778	3.000	1.500	14.150	8.150
Purchase	7.350	Full/Alternative	265,000.00	265,000.00	20100201	4.978	3.000	1.500	13.350	7.350
Cash Out Refinance	6.300	Full/Alternative	221,000.00
Purchase	11.500	Stated Income	337,000.00	337,000.00
Cash Out Refinance	6.250	Full/Alternative	218,500.00		20090201	3.878	3.000	1.500	12.250	6.250
Cash Out Refinance	8.750	Full/Alternative	330,000.00		20100201	6.378	3.000	1.500	14.750	8.750
Purchase	10.300	Full/Alternative	220,000.00	220,000.00
Purchase	11.275	Stated Income	174,990.00	174,990.00
Cash Out Refinance	6.850	Full/Alternative	633,000.00		20090201	4.478	3.000	1.500	12.850	6.850
Cash Out Refinance	7.500	Full/Alternative	235,000.00		20090201	5.128	3.000	1.500	13.500	7.500
Cash Out Refinance	5.250	Full/Alternative	220,000.00		20120201	2.878	3.000	1.500	11.250	5.250
Purchase	6.400	Stated Income	555,000.00	555,000.00	20090201	4.028	3.000	1.500	12.400	6.400
Cash Out Refinance	10.425	Full/Alternative	260,000.00
Cash Out Refinance	8.800	Full/Alternative	245,000.00
Cash Out Refinance	7.050	Full/Alternative	203,000.00
Cash Out Refinance	8.900	Full/Alternative	300,000.00		20100201	6.528	3.000	1.500	14.900	8.900
Cash Out Refinance	8.150	Full/Alternative	550,000.00		20100201	5.778	3.000	1.500	14.150	8.150
Purchase	10.300	Full/Alternative	430,000.00	430,000.00
Cash Out Refinance	9.600	Stated Income	335,000.00		20090201	6.990	3.000	1.500	15.600	9.600
Cash Out Refinance	7.800	Full/Alternative	360,000.00		20100301	5.428	3.000	1.500	13.800	7.800
Cash Out Refinance	10.425	Full/Alternative	203,000.00
Cash Out Refinance	5.800	Full/Alternative	750,000.00		20100201	3.428	3.000	1.500	11.800	5.800
Cash Out Refinance	7.000	Stated Income	200,750.00		20090201	4.628	3.000	1.500	13.000	7.000
Cash Out Refinance	12.850	Full/Alternative	750,000.00
Cash Out Refinance	6.750	Full/Alternative	511,000.00		20090201	4.378	3.000	1.500	12.750	6.750
Purchase	7.400	Full/Alternative	434,000.00	434,000.00	20090201	5.028	3.000	1.500	13.400	7.400

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	12.575	Full/Alternative	550,000.00
Purchase	10.175	Full/Alternative	434,000.00	434,000.00
Cash Out Refinance	7.300	Full/Alternative	370,000.00		20090201	4.928	3.000	1.500	13.300	7.300
Cash Out Refinance	7.200	Full/Alternative	290,000.00		20090201	4.828	3.000	1.500	13.200	7.200
Purchase	12.125	Easy	210,000.00	210,000.00
Cash Out Refinance	9.620	Full/Alternative	350,000.00
Purchase	12.250	Full/Alternative	265,000.00	265,000.00
Cash Out Refinance	11.475	Full/Alternative	290,000.00
Cash Out Refinance	11.725	Full/Alternative	205,000.00
Purchase	7.500	Full/Alternative	330,500.00	330,500.00	20090201	5.128	3.000	1.500	13.500	7.500
Purchase	8.500	Full/Alternative	325,000.00	325,000.00	20090201	6.128	3.000	1.500	14.500	8.500
Cash Out Refinance	7.650	Stated Income	191,000.00		20090201	5.278	3.000	1.500	13.650	7.650
Purchase	11.250	Full/Alternative	330,500.00	330,500.00
Purchase	6.790	Full/Alternative	209,000.00	209,000.00	20090201	4.418	3.000	1.500	12.790	6.790
Purchase	10.300	Full/Alternative	209,000.00	209,000.00
Cash Out Refinance	9.050	Full/Alternative	178,000.00		20090201	6.678	3.000	1.500	15.050	9.050
Purchase	8.100	Full/Alternative	236,000.00	236,000.00	20100201	5.728	3.000	1.500	14.100	8.100
Cash Out Refinance	8.990	Full/Alternative	400,000.00		20090201	6.618	3.000	1.500	14.990	8.990
Cash Out Refinance	9.300	Full/Alternative	115,000.00		20100201	5.928	3.000	1.500	15.300	9.300
Rate/Term Refinance	7.800	Full/Alternative	186,500.00		20100201	5.428	3.000	1.500	13.800	7.800
Cash Out Refinance	7.490	Full/Alternative	329,000.00		20090201	5.118	3.000	1.500	13.490	7.490
Purchase	6.470	Easy	815,000.00	815,000.00	20090201	4.098	3.000	1.500	12.470	6.470
Cash Out Refinance	7.200	Full/Alternative	227,000.00		20100201	4.828	3.000	1.500	13.200	7.200
Cash Out Refinance	6.550	Full/Alternative	340,000.00		20090201	4.178	3.000	1.500	12.550	6.550
Purchase	5.550	Full/Alternative	558,000.00	558,000.00	20090301	3.178	3.000	1.500	11.550	5.550
Cash Out Refinance	8.990	Stated Income	190,000.00
Cash Out Refinance	7.850	Full/Alternative	227,000.00
Purchase	8.520	Full/Alternative	392,000.00	392,000.00	20090201	6.148	3.000	1.500	14.520	8.520
Purchase	10.525	Easy	815,000.00	815,000.00
Cash Out Refinance	8.500	Stated Income	295,000.00
Cash Out Refinance	7.860	Stated Income	785,000.00		20090201	5.488	3.000	1.500	13.860	7.860
Cash Out Refinance	9.600	Full/Alternative	120,000.00		20090201	6.990	3.000	1.500	15.600	9.600
Cash Out Refinance	8.990	Stated Income	305,000.00		20090201	6.618	3.000	1.500	14.990	8.990
Cash Out Refinance	9.250	Full/Alternative	162,700.00		20100201	6.500	3.000	1.500	15.250	9.250
Cash Out Refinance	9.700	Stated Income	260,000.00		20090201	6.990	3.000	1.500	15.700	9.700
Cash Out Refinance	8.000	Full/Alternative	87,000.00		20090201	5.628	3.000	1.500	14.000	8.000
Cash Out Refinance	8.150	Full/Alternative	490,000.00		20090201	5.778	3.000	1.500	14.150	8.150
Cash Out Refinance	7.500	Stated Income	600,000.00		20100201	5.128	3.000	1.500	13.500	7.500
Purchase	6.620	Full/Alternative	105,000.00	105,000.00	20090201	4.248	3.000	1.500	12.620	6.620
Cash Out Refinance	5.600	Full/Alternative	830,000.00		20120201	3.228	3.000	1.500	11.600	5.600

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	7.950	Full/Alternative	305,000.00		20090201	5.578	3.000	1.500	13.950	7.950
Purchase	6.650	Full/Alternative	276,510.00	276,510.00	20090201	4.278	3.000	1.500	12.650	6.650
Cash Out Refinance	9.900	Full/Alternative	99,500.00
Purchase	10.025	Full/Alternative	105,000.00	105,000.00
Cash Out Refinance	7.120	Full/Alternative	295,000.00
Cash Out Refinance	6.570	Full/Alternative	725,000.00
Cash Out Refinance	7.990	Easy	445,000.00		20100301	5.618	3.000	1.500	13.990	7.990
Cash Out Refinance	6.940	Stated Income	348,000.00		20100201	4.568	3.000	1.500	12.940	6.940
Purchase	5.990	Full/Alternative	243,750.00	243,750.00
Cash Out Refinance	9.800	Stated Income	189,000.00		20090301	6.990	3.000	1.500	15.800	9.800
Cash Out Refinance	5.850	Full/Alternative	420,000.00		20090201	3.478	3.000	1.500	11.850	5.850
Purchase	10.300	Full/Alternative	276,510.00	276,510.00
Cash Out Refinance	7.750	Stated Income	480,000.00		20090201	5.378	3.000	1.500	13.750	7.750
Cash Out Refinance	9.700	Easy	315,000.00		20090201	6.990	3.000	1.500	15.700	9.700
Cash Out Refinance	7.800	Full/Alternative	170,000.00		20090201	5.428	3.000	1.500	13.800	7.800
Purchase	6.950	Full/Alternative	392,000.00	392,000.00	20100201	4.578	3.000	1.500	12.950	6.950
Cash Out Refinance	8.500	Stated Income	188,000.00
Cash Out Refinance	6.950	Stated Income	300,000.00
Cash Out Refinance	6.750	Full/Alternative	335,000.00
Cash Out Refinance	9.600	Full/Alternative	381,000.00		20090201	6.990	3.000	1.500	15.600	9.600
Cash Out Refinance	7.300	Stated Income	400,000.00		20090201	4.928	3.000	1.500	13.300	7.300
Cash Out Refinance	8.700	Full/Alternative	120,000.00
Cash Out Refinance	5.250	Full/Alternative	650,000.00		20100201	2.878	3.000	1.500	11.250	5.250
Cash Out Refinance	7.990	Full/Alternative	206,000.00		20090201	5.618	3.000	1.500	13.990	7.990
Cash Out Refinance	7.375	Full/Alternative	370,000.00
Purchase	7.250	Full/Alternative	370,000.00	370,000.00	20090201	4.878	3.000	1.500	13.250	7.250
Cash Out Refinance	11.275	Stated Income	348,000.00
Purchase	7.250	Easy	550,000.00	550,000.00	20090201	4.878	3.000	1.500	13.250	7.250
Cash Out Refinance	8.000	Stated Income	600,000.00		20090201	5.628	3.000	1.500	14.000	8.000
Purchase	12.125	Easy	550,000.00	550,000.00
Purchase	7.150	Full/Alternative	199,900.00	199,900.00	20090201	4.778	3.000	1.500	13.150	7.150
Rate/Term Refinance	10.170	Full/Alternative	145,000.00		20090201	5.000	3.000	1.500	16.170	10.170
Purchase	10.300	Full/Alternative	199,900.00	199,900.00
Purchase	7.750	Full/Alternative	260,000.00	260,000.00	20090201	5.378	3.000	1.500	13.750	7.750
Cash Out Refinance	7.150	Full/Alternative	550,000.00		20090201	4.778	3.000	1.500	13.150	7.150
Cash Out Refinance	6.400	Full/Alternative	750,000.00
Cash Out Refinance	5.990	Full/Alternative	355,000.00
Purchase	10.990	Full/Alternative	392,000.00	392,000.00
Purchase	6.850	Full/Alternative	232,000.00	232,000.00	20090201	4.478	3.000	1.500	12.850	6.850
Purchase	10.375	Full/Alternative	232,000.00	232,000.00

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	7.850	Full/Alternative	160,000.00		20100201	5.478	3.000	1.500	13.850	7.850
Cash Out Refinance	9.350	Stated Income	240,000.00		20090201	6.978	3.000	1.500	15.350	9.350
Cash Out Refinance	8.990	Full/Alternative	135,000.00		20100201	6.618	3.000	1.500	14.990	8.990
Cash Out Refinance	10.500	Full/Alternative	217,000.00		20090201	6.990	3.000	1.500	16.500	10.500
Cash Out Refinance	8.400	Full/Alternative	181,500.00
Cash Out Refinance	6.250	Full/Alternative	297,000.00
Cash Out Refinance	9.800	Stated Income	71,500.00
Purchase	12.325	Full/Alternative	260,000.00	260,000.00
Purchase	6.900	Full/Alternative	255,000.00	255,000.00	20100201	4.528	3.000	1.500	12.900	6.900
Cash Out Refinance	5.990	Full/Alternative	457,000.00
Purchase	10.025	Full/Alternative	255,000.00	255,000.00
Rate/Term Refinance	8.150	Full/Alternative	155,000.00		20090201	5.778	3.000	1.500	14.150	8.150
Cash Out Refinance	6.870	Full/Alternative	265,000.00
Purchase	8.250	Full/Alternative	270,000.00	270,000.00	20090201	5.878	3.000	1.500	14.250	8.250
Cash Out Refinance	6.050	Full/Alternative	525,000.00		20090201	3.678	3.000	1.500	12.050	6.050
Cash Out Refinance	7.990	Stated Income	213,000.00		20090201	5.618	3.000	1.500	13.990	7.990
Cash Out Refinance	6.400	Full/Alternative	232,000.00
Cash Out Refinance	9.600	Stated Income	229,000.00		20090201	6.990	3.000	1.500	15.600	9.600
Cash Out Refinance	6.050	Full/Alternative	670,000.00
Cash Out Refinance	9.750	Stated Income	830,000.00		20090201	6.990	3.000	1.500	15.750	9.750
Purchase	6.650	Full/Alternative	182,000.00	182,000.00
Cash Out Refinance	9.240	Full/Alternative	120,000.00		20100201	6.868	3.000	1.500	15.240	9.240
Purchase	7.450	Full/Alternative	227,000.00	227,000.00	20090201	5.078	3.000	1.500	13.450	7.450
Cash Out Refinance	8.000	Full/Alternative	203,000.00
Purchase	10.025	Full/Alternative	182,000.00	182,000.00
Cash Out Refinance	8.950	Full/Alternative	160,000.00		20090201	6.578	3.000	1.500	14.950	8.950
Cash Out Refinance	6.600	Full/Alternative	515,000.00		20100201	4.228	3.000	1.500	12.600	6.600
Cash Out Refinance	10.175	Full/Alternative	515,000.00
Cash Out Refinance	6.350	Full/Alternative	185,000.00
Cash Out Refinance	10.200	Full/Alternative	720,000.00		20100201	6.750	3.000	1.500	16.200	10.200
Cash Out Refinance	6.870	Full/Alternative	438,000.00		20120201	4.498	3.000	1.500	12.870	6.870
Cash Out Refinance	8.300	Full/Alternative	270,000.00		20090201	5.550	3.000	1.500	14.300	8.300
Purchase	8.250	Full/Alternative	259,500.00	259,500.00
Cash Out Refinance	6.150	Full/Alternative	540,000.00
Cash Out Refinance	10.175	Full/Alternative	438,000.00
Cash Out Refinance	6.500	Full/Alternative	500,000.00
Purchase	7.100	Full/Alternative	250,000.00	250,000.00	20090201	4.728	3.000	1.500	13.100	7.100
Cash Out Refinance	5.300	Full/Alternative	625,000.00		20100201	2.928	3.000	1.500	11.300	5.300
Cash Out Refinance	6.850	Full/Alternative	575,000.00		20100201	4.478	3.000	1.500	12.850	6.850
Purchase	12.325	Full/Alternative	250,000.00	250,000.00

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	7.500	Stated Income	172,000.00		20090201	5.128	3.000	1.500	13.500	7.500
Cash Out Refinance	7.550	Full/Alternative	345,000.00		20090201	5.178	3.000	1.500	13.550	7.550
Cash Out Refinance	10.300	Full/Alternative	575,000.00
Cash Out Refinance	7.170	Full/Alternative	440,000.00
Cash Out Refinance	7.550	Full/Alternative	198,400.00		20100201	5.178	3.000	1.500	13.550	7.550
Purchase	8.125	Stated Income	725,000.00	725,000.00	20090301	5.753	3.000	1.500	14.125	8.125
Cash Out Refinance	7.600	Full/Alternative	160,000.00
Cash Out Refinance	6.250	Full/Alternative	292,000.00
Cash Out Refinance	6.200	Full/Alternative	440,000.00		20100201	3.828	3.000	1.500	12.200	6.200
Cash Out Refinance	6.900	Full/Alternative	500,000.00
Cash Out Refinance	8.950	Full/Alternative	300,000.00
Purchase	11.475	Full/Alternative	259,500.00	259,500.00
Cash Out Refinance	7.150	Full/Alternative	210,000.00
Cash Out Refinance	7.200	Full/Alternative	320,000.00		20090201	4.828	3.000	1.500	13.200	7.200
Cash Out Refinance	6.950	Full/Alternative	265,000.00		20090201	4.578	3.000	1.500	12.950	6.950
Cash Out Refinance	6.500	Full/Alternative	270,000.00
Cash Out Refinance	9.450	Stated Income	305,000.00		20090201	6.990	3.000	1.500	15.450	9.450
Purchase	9.300	Stated Income	254,000.00	254,000.00	20090201	6.928	3.000	1.500	15.300	9.300
Cash Out Refinance	9.400	Stated Income	185,000.00		20100201	6.990	3.000	1.500	15.400	9.400
Cash Out Refinance	10.050	Full/Alternative	297,000.00		20100201	6.000	3.000	1.500	16.050	10.050
Cash Out Refinance	11.000	Stated Income	185,000.00
Cash Out Refinance	8.200	Full/Alternative	293,000.00		20120201	5.828	3.000	1.500	14.200	8.200
Cash Out Refinance	12.500	Full/Alternative	293,000.00
Cash Out Refinance	6.600	Full/Alternative	420,000.00
Cash Out Refinance	7.400	Full/Alternative	302,000.00
Cash Out Refinance	9.350	Full/Alternative	235,000.00
Cash Out Refinance	7.850	Full/Alternative	235,000.00
Cash Out Refinance	9.050	Stated Income	198,000.00		20090201	6.678	3.000	1.500	15.050	9.050
Cash Out Refinance	6.450	Full/Alternative	530,000.00		20120201	4.078	3.000	1.500	12.450	6.450
Cash Out Refinance	5.400	Full/Alternative	410,000.00		20090201	3.028	3.000	1.500	11.400	5.400
Purchase	6.950	Full/Alternative	510,000.00	510,000.00	20090201	4.578	3.000	1.500	12.950	6.950
Purchase	12.325	Full/Alternative	510,000.00	510,000.00
Purchase	7.200	Full/Alternative	370,000.00	370,000.00	20100201	4.828	3.000	1.500	13.200	7.200
Purchase	10.025	Full/Alternative	558,000.00	558,000.00
Purchase	10.300	Full/Alternative	370,000.00	370,000.00
Cash Out Refinance	9.990	Stated Income	187,000.00		20090201	6.990	3.000	1.500	15.990	9.990
Cash Out Refinance	5.990	Full/Alternative	294,000.00
Cash Out Refinance	8.650	Full/Alternative	735,000.00		20100201	6.278	3.000	1.500	14.650	8.650
Cash Out Refinance	8.280	Full/Alternative	250,000.00		20090201	5.908	3.000	1.500	14.280	8.280
Cash Out Refinance	8.250	Full/Alternative	117,000.00

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	8.150	Full/Alternative	300,000.00		20100201	5.778	3.000	1.500	14.150	8.150
Cash Out Refinance	7.650	Full/Alternative	433,000.00		20100201	5.278	3.000	1.500	13.650	7.650
Cash Out Refinance	6.850	Full/Alternative	245,000.00
Cash Out Refinance	8.450	Full/Alternative	140,000.00		20090201	6.078	3.000	1.500	14.450	8.450
Cash Out Refinance	10.175	Full/Alternative	140,000.00
Cash Out Refinance	7.490	Full/Alternative	300,000.00
Cash Out Refinance	9.200	Full/Alternative	139,000.00		20090201	6.828	3.000	1.500	15.200	9.200
Cash Out Refinance	13.100	Full/Alternative	433,000.00
Purchase	8.050	Full/Alternative	154,000.00	154,000.00	20090301	5.678	3.000	1.500	14.050	8.050
Rate/Term Refinance	7.490	Full/Alternative	330,000.00
Cash Out Refinance	7.650	Stated Income	596,000.00		20090201	5.278	3.000	1.500	13.650	7.650
Cash Out Refinance	6.950	Full/Alternative	316,000.00		20100201	4.578	3.000	1.500	12.950	6.950
Purchase	8.990	Stated Income	180,000.00	180,000.00
Cash Out Refinance	6.550	Stated Income	450,000.00		20100201	4.178	3.000	1.500	12.550	6.550
Cash Out Refinance	6.450	Full/Alternative	455,000.00
Cash Out Refinance	6.150	Full/Alternative	480,000.00		20090201	3.778	3.000	1.500	12.150	6.150
Cash Out Refinance	7.500	Full/Alternative	105,000.00		20090201	5.128	3.000	1.500	13.500	7.500
Cash Out Refinance	7.150	Full/Alternative	360,000.00		20090201	4.778	3.000	1.500	13.150	7.150
Cash Out Refinance	7.450	Full/Alternative	90,000.00		20090301	5.078	3.000	1.500	13.450	7.450
Cash Out Refinance	9.250	Stated Income	300,000.00		20090201	6.878	3.000	1.500	15.250	9.250
Cash Out Refinance	6.950	Full/Alternative	625,000.00
Cash Out Refinance	6.900	Full/Alternative	255,000.00
Cash Out Refinance	6.600	Full/Alternative	530,000.00		20090301	4.228	3.000	1.500	12.600	6.600
Cash Out Refinance	8.350	Stated Income	280,000.00		20090201	5.978	3.000	1.500	14.350	8.350
Purchase	7.900	Full/Alternative	540,000.00	540,000.00
Cash Out Refinance	7.750	Full/Alternative	210,000.00		20090201	5.378	3.000	1.500	13.750	7.750
Cash Out Refinance	7.520	Full/Alternative	125,000.00
Cash Out Refinance	8.150	Full/Alternative	150,000.00
Cash Out Refinance	5.300	Full/Alternative	456,000.00		20100201	2.928	3.000	1.500	11.300	5.300
Purchase	6.850	Stated Income	430,000.00	430,000.00	20090201	4.478	3.000	1.500	12.850	6.850
Cash Out Refinance	6.500	Full/Alternative	300,000.00
Cash Out Refinance	10.990	Full/Alternative	105,000.00
Purchase	8.600	Full/Alternative	275,000.00	275,000.00	20100201	6.228	3.000	1.500	14.600	8.600
Cash Out Refinance	8.650	Full/Alternative	435,000.00		20100201	6.278	3.000	1.500	14.650	8.650
Purchase	11.475	Full/Alternative	275,000.00	275,000.00
Purchase	6.990	Full/Alternative	272,950.00	272,950.00	20090201	4.618	3.000	1.500	12.990	6.990
Cash Out Refinance	6.100	Full/Alternative	710,000.00		20120201	3.728	3.000	1.500	12.100	6.100
Cash Out Refinance	5.990	Full/Alternative	550,000.00
Cash Out Refinance	7.900	Stated Income	391,000.00		20090201	5.528	3.000	1.500	13.900	7.900
Purchase	8.990	Easy	200,000.00	200,000.00	20090201	6.618	3.000	1.500	14.990	8.990

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	5.350	Full/Alternative	390,000.00		20100201	2.978	3.000	1.500	11.350	5.350
Cash Out Refinance	8.670	Full/Alternative	138,000.00		20090201	6.298	3.000	1.500	14.670	8.670
Cash Out Refinance	12.075	Stated Income	500,000.00
Cash Out Refinance	8.950	Full/Alternative	113,000.00
Rate/Term Refinance	9.990	Full/Alternative	113,000.00
Cash Out Refinance	8.990	Full/Alternative	424,000.00		20090201	6.628	3.000	1.500	14.990	8.990
Cash Out Refinance	7.990	Full/Alternative	330,000.00		20090201	5.618	3.000	1.500	13.990	7.990
Cash Out Refinance	7.500	Stated Income	650,000.00		20100201	5.128	3.000	1.500	13.500	7.500
Cash Out Refinance	5.600	Full/Alternative	788,000.00		20100201	3.228	3.000	1.500	11.600	5.600
Cash Out Refinance	12.700	Full/Alternative	788,000.00
Purchase	10.350	Stated Income	165,000.00	165,000.00	20100201	6.990	3.000	1.500	16.350	10.350
Purchase	6.250	Full/Alternative	359,000.00	359,000.00
Cash Out Refinance	8.500	Full/Alternative	569,000.00		20090201	6.128	3.000	1.500	14.500	8.500
Purchase	10.025	Full/Alternative	359,000.00	359,000.00
Cash Out Refinance	5.900	Full/Alternative	288,000.00		20100201	3.528	3.000	1.500	11.900	5.900
Cash Out Refinance	6.850	Full/Alternative	475,000.00		20090201	4.478	3.000	1.500	12.850	6.850
Cash Out Refinance	6.250	Full/Alternative	220,000.00
Cash Out Refinance	11.475	Full/Alternative	288,000.00
Cash Out Refinance	5.550	Full/Alternative	362,000.00		20120201	3.178	3.000	1.500	11.550	5.550
Cash Out Refinance	6.750	Full/Alternative	345,000.00		20100201	4.378	3.000	1.500	12.750	6.750
Cash Out Refinance	6.250	Full/Alternative	263,000.00
Cash Out Refinance	6.970	Full/Alternative	250,000.00
Cash Out Refinance	5.990	Full/Alternative	465,000.00
Cash Out Refinance	9.450	Full/Alternative	176,000.00		20100201	6.990	3.000	1.500	15.450	9.450
Cash Out Refinance	7.950	Full/Alternative	270,000.00		20090201	5.578	3.000	1.500	13.950	7.950
Cash Out Refinance	6.990	Stated Income	165,000.00		20090301	4.618	3.000	1.500	12.990	6.990
Cash Out Refinance	6.650	Full/Alternative	335,000.00		20090201	4.278	3.000	1.500	12.650	6.650
Cash Out Refinance	6.800	Full/Alternative	187,000.00
Cash Out Refinance	9.250	Stated Income	140,000.00		20090201	6.878	3.000	1.500	15.250	9.250
Cash Out Refinance	6.700	Full/Alternative	640,000.00
Cash Out Refinance	9.400	Full/Alternative	240,000.00		20090301	6.990	3.000	1.500	15.400	9.400
Cash Out Refinance	8.200	Full/Alternative	202,000.00		20100201	5.500	3.000	1.500	14.200	8.200
Cash Out Refinance	8.450	Stated Income	225,000.00		20090301	6.078	3.000	1.500	14.450	8.450
Cash Out Refinance	10.375	Full/Alternative	202,000.00
Cash Out Refinance	7.520	Full/Alternative	220,000.00
Purchase	6.650	Full/Alternative	545,000.00	545,000.00	20090201	4.278	3.000	1.500	12.650	6.650
Purchase	11.025	Full/Alternative	545,000.00	545,000.00
Cash Out Refinance	6.200	Full/Alternative	360,000.00		20100201	3.828	3.000	1.500	12.200	6.200
Purchase	6.000	Full/Alternative	475,000.00	475,000.00	20090201	3.628	3.000	1.500	12.000	6.000
Purchase	6.300	Full/Alternative	395,000.00	395,000.00	20090301	3.928	3.000	1.500	12.300	6.300

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	7.250	Full/Alternative	390,000.00
Purchase	10.025	Full/Alternative	395,000.00	395,000.00
Rate/Term Refinance	11.725	Full/Alternative	360,000.00
Cash Out Refinance	7.500	Full/Alternative	280,000.00		20090201	5.128	3.000	1.500	13.500	7.500
Rate/Term Refinance	7.800	Full/Alternative	155,000.00
Cash Out Refinance	5.990	Full/Alternative	250,000.00
Cash Out Refinance	8.450	Stated Income	260,000.00		20090201	6.078	3.000	1.500	14.450	8.450
Cash Out Refinance	7.570	Full/Alternative	250,000.00
Cash Out Refinance	8.850	Full/Alternative	210,000.00		20090201	6.478	3.000	1.500	14.850	8.850
Purchase	6.350	Full/Alternative	450,000.00	450,000.00
Rate/Term Refinance	9.950	Full/Alternative	155,000.00
Purchase	10.475	Full/Alternative	475,000.00	475,000.00
Cash Out Refinance	5.850	Full/Alternative	620,000.00		20090201	3.478	3.000	1.500	11.850	5.850
Cash Out Refinance	10.175	Full/Alternative	478,000.00
Purchase	7.050	Full/Alternative	418,154.00	418,154.00	20090201	4.678	3.000	1.500	13.050	7.050
Cash Out Refinance	6.750	Full/Alternative	224,000.00		20090301	4.378	3.000	1.500	12.750	6.750
Purchase	10.300	Full/Alternative	418,154.00	418,154.00
Cash Out Refinance	6.550	Full/Alternative	490,000.00
Cash Out Refinance	9.300	Stated Income	920,000.00		20090301	6.928	3.000	1.500	15.300	9.300
Cash Out Refinance	6.800	Full/Alternative	515,000.00		20100201	4.428	3.000	1.500	12.800	6.800
Purchase	8.100	Full/Alternative	210,500.00	210,500.00	20100201	5.728	3.000	1.500	14.100	8.100
Purchase	9.500	Full/Alternative	155,000.00	155,000.00	20090201	6.990	3.000	1.500	15.500	9.500
Purchase	11.990	Full/Alternative	210,500.00	210,500.00
Cash Out Refinance	5.300	Full/Alternative	375,000.00		20120201	2.928	3.000	1.500	11.300	5.300
Cash Out Refinance	7.340	Full/Alternative	195,000.00		20100201	4.968	3.000	1.500	13.340	7.340
Purchase	9.750	Full/Alternative	450,000.00	450,000.00
Cash Out Refinance	8.450	Stated Income	173,000.00		20100301	6.078	3.000	1.500	14.450	8.450
Cash Out Refinance	5.990	Full/Alternative	680,000.00
Cash Out Refinance	6.900	Full/Alternative	260,000.00
Purchase	6.750	Full/Alternative	292,000.00	292,000.00	20090201	4.378	3.000	1.500	12.750	6.750
Cash Out Refinance	8.250	Full/Alternative	245,000.00
Cash Out Refinance	7.990	Stated Income	286,000.00		20090201	5.618	3.000	1.500	13.990	7.990
Purchase	11.475	Full/Alternative	292,000.00	292,000.00
Cash Out Refinance	6.850	Full/Alternative	120,000.00
Cash Out Refinance	7.200	Full/Alternative	255,000.00
Cash Out Refinance	11.450	Full/Alternative	240,000.00		20090201	6.990	3.000	1.500	17.450	11.450
Purchase	9.490	Full/Alternative	56,000.00	56,000.00	20090201	6.990	3.000	1.500	15.490	9.490
Rate/Term Refinance	7.875	Full/Alternative	270,000.00
Cash Out Refinance	7.100	Full/Alternative	245,000.00		20090201	6.990	3.000	1.500	13.100	7.100
Cash Out Refinance	11.075	Stated Income	391,000.00

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Purchase	12.325	Full/Alternative	272,950.00	272,950.00
Purchase	9.600	Full/Alternative	89,040.00	89,040.00	20090301	6.990	3.000	1.500	15.600	9.600
Cash Out Refinance	6.720	Full/Alternative	190,000.00		20100201	4.348	3.000	1.500	12.720	6.720
Cash Out Refinance	6.250	Stated Income	490,000.00		20100201	3.878	3.000	1.500	12.250	6.250
Cash Out Refinance	6.850	Full/Alternative	303,000.00		20090201	4.478	3.000	1.500	12.850	6.850
Cash Out Refinance	5.990	Full/Alternative	475,000.00
Cash Out Refinance	6.770	Full/Alternative	445,000.00
Cash Out Refinance	7.150	Full/Alternative	550,000.00		20100301	4.778	3.000	1.500	13.150	7.150
Cash Out Refinance	7.500	Stated Income	440,000.00		20090201	5.128	3.000	1.500	13.500	7.500
Cash Out Refinance	7.990	Full/Alternative	530,000.00		20090201	5.618	3.000	1.500	13.990	7.990
Cash Out Refinance	8.400	Full/Alternative	190,000.00		20100301	6.028	3.000	1.500	14.400	8.400
Purchase	8.000	Full/Alternative	267,000.00	267,000.00	20090301	5.628	3.000	1.500	14.000	8.000
Cash Out Refinance	6.050	Full/Alternative	615,000.00		20090201	3.678	3.000	1.500	12.050	6.050
Cash Out Refinance	8.150	Full/Alternative	313,000.00		20090201	5.778	3.000	1.500	14.150	8.150
Cash Out Refinance	8.700	Full/Alternative	418,000.00		20090201	6.328	3.000	1.500	14.700	8.700
Purchase	12.325	Full/Alternative	267,000.00	267,000.00
Purchase	8.625	Full/Alternative	152,800.00	152,800.00	20090301	6.253	3.000	1.500	14.625	8.625
Purchase	10.550	Full/Alternative	152,800.00	152,800.00
Cash Out Refinance	6.750	Full/Alternative	410,000.00		20090201	4.378	3.000	1.500	12.750	6.750
Cash Out Refinance	7.950	Full/Alternative	191,000.00
Cash Out Refinance	7.300	Full/Alternative	275,000.00		20100201	4.928	3.000	1.500	13.300	7.300
Cash Out Refinance	8.900	Full/Alternative	135,000.00
Cash Out Refinance	10.600	Stated Income	309,000.00		20090201	6.400	3.000	1.500	16.600	10.600
Cash Out Refinance	7.900	Full/Alternative	370,000.00		20090201	5.528	3.000	1.500	13.900	7.900
Purchase	9.050	Easy	120,000.00	120,000.00	20090301	6.678	3.000	1.500	15.050	9.050
Cash Out Refinance	5.250	Full/Alternative	450,000.00		20090201	2.878	3.000	1.500	11.250	5.250
Cash Out Refinance	5.550	Full/Alternative	320,000.00		20090201	3.178	3.000	1.500	11.550	5.550
Cash Out Refinance	6.950	Full/Alternative	185,000.00		20090201	4.578	3.000	1.500	12.950	6.950
Cash Out Refinance	8.200	Stated Income	425,000.00		20090201	5.828	3.000	1.500	14.200	8.200
Cash Out Refinance	11.075	Stated Income	425,000.00
Cash Out Refinance	6.500	Full/Alternative	480,000.00
Cash Out Refinance	7.000	Full/Alternative	330,000.00		20100201	4.628	3.000	1.500	13.000	7.000
Cash Out Refinance	5.990	Full/Alternative	390,000.00		20100301	3.618	3.000	1.500	11.990	5.990
Cash Out Refinance	7.100	Full/Alternative	395,000.00
Cash Out Refinance	8.200	Stated Income	300,000.00		20090201	5.500	3.000	1.500	14.200	8.200
Cash Out Refinance	8.500	Full/Alternative	120,000.00		20090201	6.128	3.000	1.500	14.500	8.500
Purchase	7.690	Full/Alternative	213,240.00	213,240.00	20090201	5.318	3.000	1.500	13.690	7.690
Cash Out Refinance	6.850	Full/Alternative	277,000.00
Cash Out Refinance	9.250	Full/Alternative	170,000.00		20090201	5.500	3.000	1.500	15.250	9.250
Purchase	8.000	Full/Alternative	330,000.00	330,000.00	20100201	5.628	3.000	1.500	14.000	8.000

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	8.950	Full/Alternative	162,000.00		20100301	6.578	3.000	1.500	14.950	8.950
Cash Out Refinance	7.600	Stated Income	275,000.00		20100301	5.228	3.000	1.500	13.600	7.600
Cash Out Refinance	7.750	Full/Alternative	155,000.00		20100201	5.378	3.000	1.500	13.750	7.750
Cash Out Refinance	11.475	Full/Alternative	245,000.00
Cash Out Refinance	6.000	Full/Alternative	190,000.00		20100301	3.628	3.000	1.500	12.000	6.000
Cash Out Refinance	7.400	Full/Alternative	470,000.00		20090201	5.028	3.000	1.500	13.400	7.400
Cash Out Refinance	9.850	Full/Alternative	107,000.00		20090201	5.150	3.000	1.500	15.850	9.850
Cash Out Refinance	7.550	Full/Alternative	176,000.00		20100201	5.178	3.000	1.500	13.550	7.550
Cash Out Refinance	8.750	Full/Alternative	342,000.00		20090201	6.378	3.000	1.500	14.750	8.750
Cash Out Refinance	7.100	Full/Alternative	375,000.00		20100201	4.728	3.000	1.500	13.100	7.100
Purchase	7.750	Full/Alternative	130,000.00	130,000.00	20100201	5.378	3.000	1.500	13.750	7.750
Cash Out Refinance	6.500	Full/Alternative	310,000.00		20090201	4.128	3.000	1.500	12.500	6.500
Purchase	7.700	Full/Alternative	249,900.00	249,999.00	20100301	5.328	3.000	1.500	13.700	7.700
Cash Out Refinance	8.800	Full/Alternative	1,150,000.00		20090201	5.700	3.000	1.500	14.800	8.800
Cash Out Refinance	8.450	Full/Alternative	429,000.00		20090201	6.078	3.000	1.500	14.450	8.450
Purchase	12.325	Full/Alternative	249,900.00	249,999.00
Cash Out Refinance	7.900	Full/Alternative	190,000.00		20100201	5.528	3.000	1.500	13.900	7.900
Purchase	10.550	Stated Income	105,000.00	105,000.00	20100201	6.990	3.000	1.500	16.550	10.550
Purchase	6.400	Easy	550,000.00	550,000.00	20090201	4.028	3.000	1.500	12.400	6.400
Cash Out Refinance	5.950	Full/Alternative	1,190,000.00		20090201	3.578	3.000	1.500	11.950	5.950
Cash Out Refinance	11.475	Full/Alternative	190,000.00
Cash Out Refinance	6.100	Full/Alternative	645,000.00		20090201	3.728	3.000	1.500	12.100	6.100
Cash Out Refinance	9.450	Full/Alternative	285,000.00		20100201	6.990	3.000	1.500	15.450	9.450
Cash Out Refinance	5.990	Full/Alternative	565,000.00
Purchase	9.550	Full/Alternative	175,000.00	175,000.00	20090301	6.990	3.000	1.500	15.550	9.550
Cash Out Refinance	5.990	Full/Alternative	810,000.00
Cash Out Refinance	6.350	Full/Alternative	500,000.00
Cash Out Refinance	7.800	Full/Alternative	153,000.00		20090201	5.428	3.000	1.500	13.800	7.800
Cash Out Refinance	11.950	Stated Income	87,000.00		20100301	6.990	3.000	1.500	17.950	11.950
Cash Out Refinance	6.850	Full/Alternative	243,000.00
Cash Out Refinance	7.550	Full/Alternative	162,000.00
Cash Out Refinance	6.450	Stated Income	445,000.00
Cash Out Refinance	7.650	Stated Income	420,000.00		20100201	5.278	3.000	1.500	13.650	7.650
Cash Out Refinance	7.750	Stated Income	450,000.00		20100301	5.378	3.000	1.500	13.750	7.750
Purchase	11.475	Full/Alternative	130,000.00	130,000.00
Cash Out Refinance	8.000	Full/Alternative	175,000.00
Cash Out Refinance	6.500	Full/Alternative	625,000.00
Cash Out Refinance	5.990	Full/Alternative	164,000.00
Cash Out Refinance	6.050	Full/Alternative	212,000.00		20100201	3.678	3.000	1.500	12.050	6.050
Cash Out Refinance	7.050	Full/Alternative	755,000.00		20090201	4.678	3.000	1.500	13.050	7.050

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	6.990	Full/Alternative	248,000.00		20090201	4.618	3.000	1.500	12.990	6.990
Cash Out Refinance	7.500	Full/Alternative	190,000.00		20090201	5.128	3.000	1.500	13.500	7.500
Cash Out Refinance	7.950	Full/Alternative	550,000.00		20090201	5.578	3.000	1.500	13.950	7.950
Cash Out Refinance	7.950	Stated Income	202,000.00		20090301	5.578	3.000	1.500	13.950	7.950
Cash Out Refinance	5.990	Full/Alternative	785,000.00
Cash Out Refinance	8.200	Full/Alternative	683,000.00		20090201	5.828	3.000	1.500	14.200	8.200
Cash Out Refinance	11.975	Full/Alternative	190,000.00
Cash Out Refinance	8.000	Full/Alternative	170,000.00		20100201	5.628	3.000	1.500	14.000	8.000
Purchase	7.600	Stated Income	300,000.00	300,000.00	20090201	5.228	3.000	1.500	13.600	7.600
Cash Out Refinance	5.500	Full/Alternative	940,000.00		20120201	3.128	3.000	1.500	11.500	5.500
Cash Out Refinance	6.900	Full/Alternative	104,000.00		20090301	4.528	3.000	1.500	12.900	6.900
Cash Out Refinance	9.200	Full/Alternative	320,000.00		20090201	6.828	3.000	1.500	15.200	9.200
Cash Out Refinance	7.800	Stated Income	200,000.00		20090301	5.428	3.000	1.500	13.800	7.800
Cash Out Refinance	5.850	Full/Alternative	825,000.00		20090201	3.478	3.000	1.500	11.850	5.850
Purchase	10.300	Full/Alternative	225,000.00	225,000.00
Purchase	7.200	Full/Alternative	385,000.00	395,000.00
Cash Out Refinance	8.500	Full/Alternative	277,000.00		20100201	6.128	3.000	1.500	14.500	8.500
Cash Out Refinance	6.950	Full/Alternative	610,000.00		20090201	4.578	3.000	1.500	12.950	6.950
Cash Out Refinance	12.475	Full/Alternative	610,000.00
Cash Out Refinance	6.500	Full/Alternative	470,000.00		20090201	4.128	3.000	1.500	12.500	6.500
Cash Out Refinance	7.500	Full/Alternative	575,000.00		20090201	5.128	3.000	1.500	13.500	7.500
Cash Out Refinance	10.175	Full/Alternative	470,000.00
Cash Out Refinance	7.990	Full/Alternative	540,000.00		20090201	5.618	3.000	1.500	13.990	7.990
Cash Out Refinance	8.700	Full/Alternative	135,000.00
Cash Out Refinance	6.250	Full/Alternative	142,000.00
Cash Out Refinance	6.890	Full/Alternative	165,000.00
Purchase	8.500	Full/Alternative	197,000.00	197,000.00	20100201	6.128	3.000	1.500	14.500	8.500
Cash Out Refinance	8.300	Full/Alternative	240,000.00		20090201	5.500	3.000	1.500	14.300	8.300
Cash Out Refinance	6.200	Full/Alternative	280,000.00
Cash Out Refinance	9.150	Stated Income	181,000.00		20090301	5.250	3.000	1.500	15.150	9.150
Cash Out Refinance	9.700	Stated Income	210,000.00		20090201	6.990	3.000	1.500	15.700	9.700
Cash Out Refinance	8.750	Stated Income	135,000.00		20090201	6.378	3.000	1.500	14.750	8.750
Cash Out Refinance	12.350	Full/Alternative	240,000.00
Cash Out Refinance	10.275	Full/Alternative	180,000.00
Cash Out Refinance	7.200	Full/Alternative	116,500.00		20100201	4.828	3.000	1.500	13.200	7.200
Cash Out Refinance	7.750	Full/Alternative	330,000.00		20100201	5.378	3.000	1.500	13.750	7.750
Cash Out Refinance	7.700	Full/Alternative	205,000.00
Cash Out Refinance	6.100	Full/Alternative	252,000.00		20100201	3.728	3.000	1.500	12.100	6.100
Cash Out Refinance	11.490	Stated Income	181,000.00
Cash Out Refinance	9.850	Full/Alternative	700,000.00		20090201	6.990	3.000	1.500	15.850	9.850

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	6.150	Full/Alternative	335,000.00		20100201	3.778	3.000	1.500	12.150	6.150
Cash Out Refinance	5.900	Full/Alternative	712,000.00		20100201	3.528	3.000	1.500	11.900	5.900
Cash Out Refinance	5.990	Full/Alternative	220,000.00
Cash Out Refinance	8.500	Stated Income	155,000.00		20100301	6.128	3.000	1.500	14.500	8.500
Purchase	8.900	Stated Income	125,000.00	125,000.00	20090201	6.528	3.000	1.500	14.900	8.900
Cash Out Refinance	12.575	Full/Alternative	280,000.00
Purchase	8.500	Stated Income	625,000.00	625,000.00	20100201	6.128	3.000	1.500	14.500	8.500
Cash Out Refinance	6.000	Full/Alternative	331,000.00
Cash Out Refinance	6.270	Full/Alternative	340,000.00
Cash Out Refinance	5.650	Full/Alternative	330,000.00		20090201	3.278	3.000	1.500	11.650	5.650
Purchase	7.600	Full/Alternative	302,990.00	302,990.00	20090301	5.228	3.000	1.500	13.600	7.600
Purchase	8.250	Full/Alternative	226,000.00	226,000.00	20090201	5.878	3.000	1.500	14.250	8.250
Purchase	9.900	Full/Alternative	245,990.00	245,990.00	20090201	6.990	3.000	1.500	15.900	9.900
Cash Out Refinance	10.300	Full/Alternative	330,000.00
Purchase	6.900	Full/Alternative	380,000.00	380,000.00	20090201	4.528	3.000	1.500	12.900	6.900
Cash Out Refinance	6.100	Full/Alternative	280,000.00
Cash Out Refinance	7.990	Full/Alternative	126,000.00
Purchase	12.325	Full/Alternative	302,990.00	302,990.00
Cash Out Refinance	10.600	Stated Income	235,000.00		20090201	6.990	3.000	1.500	16.600	10.600
Cash Out Refinance	10.250	Stated Income	530,000.00		20100201	6.990	3.000	1.500	16.250	10.250
Cash Out Refinance	10.450	Stated Income	350,000.00		20090301	6.990	3.000	1.500	16.450	10.450
Purchase	6.650	Easy	859,000.00	859,000.00	20090201	4.278	3.000	1.500	12.650	6.650
Purchase	8.200	Full/Alternative	228,000.00	228,000.00	20090201	5.828	3.000	1.500	14.200	8.200
Purchase	10.400	Easy	859,000.00	859,000.00
Cash Out Refinance	6.800	Full/Alternative	708,000.00
Cash Out Refinance	6.650	Full/Alternative	288,000.00		20090201	4.278	3.000	1.500	12.650	6.650
Cash Out Refinance	7.250	Stated Income	1,000,000.00
Purchase	10.300	Full/Alternative	380,000.00	380,000.00
Cash Out Refinance	7.950	Full/Alternative	475,000.00		20090201	5.578	3.000	1.500	13.950	7.950
Cash Out Refinance	11.400	Full/Alternative	60,000.00		20090301	6.990	3.000	1.500	17.400	11.400
Cash Out Refinance	6.250	Full/Alternative	605,000.00
Cash Out Refinance	7.350	Full/Alternative	358,000.00		20090201	4.978	3.000	1.500	13.350	7.350
Purchase	8.700	Full/Alternative	169,000.00	169,193.00
Cash Out Refinance	10.550	Full/Alternative	288,000.00
Cash Out Refinance	6.850	Full/Alternative	760,000.00		20090201	4.478	3.000	1.500	12.850	6.850
Cash Out Refinance	10.675	Full/Alternative	760,000.00
Purchase	7.400	Full/Alternative	358,000.00	358,000.00
Cash Out Refinance	7.750	Full/Alternative	250,000.00		20090301	5.378	3.000	1.500	13.750	7.750
Cash Out Refinance	8.590	Full/Alternative	125,000.00
Cash Out Refinance	7.800	Full/Alternative	300,000.00		20100201	5.428	3.000	1.500	13.800	7.800

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Purchase	11.475	Full/Alternative	358,000.00	358,000.00
Purchase	9.990	Full/Alternative	169,000.00	169,193.00
Cash Out Refinance	5.550	Full/Alternative	318,000.00		20100201	3.178	3.000	1.500	11.550	5.550
Cash Out Refinance	6.100	Full/Alternative	180,000.00		20090301	3.728	3.000	1.500	12.100	6.100
Cash Out Refinance	11.250	Full/Alternative	125,000.00
Purchase	6.800	Full/Alternative	260,000.00	260,000.00	20090201	4.428	3.000	1.500	12.800	6.800
Purchase	8.000	Full/Alternative	285,000.00	285,000.00	20100201	5.628	3.000	1.500	14.000	8.000
Cash Out Refinance	6.850	Full/Alternative	533,000.00
Purchase	12.325	Full/Alternative	285,000.00	285,000.00
Purchase	10.200	Full/Alternative	260,000.00	260,000.00
Cash Out Refinance	6.850	Full/Alternative	420,000.00
Cash Out Refinance	7.600	Full/Alternative	290,000.00
Cash Out Refinance	9.300	Full/Alternative	190,000.00		20090201	6.928	3.000	1.500	15.300	9.300
Cash Out Refinance	8.400	Stated Income	101,000.00
Cash Out Refinance	6.700	Full/Alternative	135,000.00
Cash Out Refinance	6.650	Full/Alternative	349,900.00		20100201	4.278	3.000	1.500	12.650	6.650
Cash Out Refinance	12.325	Full/Alternative	250,000.00
Purchase	12.475	Full/Alternative	226,000.00	226,000.00
Cash Out Refinance	6.750	Full/Alternative	525,000.00		20100201	4.378	3.000	1.500	12.750	6.750
Cash Out Refinance	7.950	Full/Alternative	132,000.00
Cash Out Refinance	8.850	Full/Alternative	156,000.00		20090201	6.478	3.000	1.500	14.850	8.850
Cash Out Refinance	7.250	Full/Alternative	116,000.00
Purchase	8.100	Full/Alternative	304,000.00	304,000.00	20100201	5.728	3.000	1.500	14.100	8.100
Cash Out Refinance	7.400	Stated Income	685,000.00		20090201	5.028	3.000	1.500	13.400	7.400
Purchase	13.100	Full/Alternative	304,000.00	304,000.00
Cash Out Refinance	6.250	Full/Alternative	380,000.00
Cash Out Refinance	8.625	Full/Alternative	187,000.00		20090201	6.253	3.000	1.500	14.625	8.625
Cash Out Refinance	7.990	Full/Alternative	142,500.00		20100201	5.618	3.000	1.500	13.990	7.990
Cash Out Refinance	7.950	Stated Income	550,000.00		20100201	5.578	3.000	1.500	13.950	7.950
Cash Out Refinance	7.150	Full/Alternative	267,000.00
Cash Out Refinance	7.450	Full/Alternative	215,000.00
Cash Out Refinance	6.990	Full/Alternative	216,000.00		20100201	4.618	3.000	1.500	12.990	6.990
Cash Out Refinance	8.650	Stated Income	270,000.00		20090201	6.278	3.000	1.500	14.650	8.650
Cash Out Refinance	7.500	Full/Alternative	384,000.00
Cash Out Refinance	7.050	Stated Income	248,000.00		20100201	4.678	3.000	1.500	13.050	7.050
Cash Out Refinance	6.250	Full/Alternative	211,000.00
Purchase	8.200	Full/Alternative	160,000.00	160,000.00	20090201	5.828	3.000	1.500	14.200	8.200
Cash Out Refinance	7.600	Stated Income	325,000.00		20100301	5.228	3.000	1.500	13.600	7.600
Purchase	7.900	Full/Alternative	196,900.00	196,900.00	20090201	5.528	3.000	1.500	13.900	7.900
Purchase	12.325	Full/Alternative	196,900.00	196,900.00

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	6.800	Full/Alternative	450,000.00
Purchase	7.990	Full/Alternative	149,900.00	149,900.00	20090201	5.618	3.000	1.500	13.990	7.990
Cash Out Refinance	7.450	Full/Alternative	235,000.00
Cash Out Refinance	8.000	Full/Alternative	650,000.00
Cash Out Refinance	6.500	Full/Alternative	575,000.00		20100301	4.128	3.000	1.500	12.500	6.500
Cash Out Refinance	12.575	Full/Alternative	650,000.00
Purchase	12.325	Full/Alternative	149,900.00	149,900.00
Cash Out Refinance	7.000	Full/Alternative	310,000.00
Cash Out Refinance	7.200	Full/Alternative	256,000.00		20090301	4.828	3.000	1.500	13.200	7.200
Cash Out Refinance	7.400	Full/Alternative	214,000.00
Cash Out Refinance	5.990	Full/Alternative	300,000.00
Purchase	9.950	Full/Alternative	144,000.00	144,000.00	20100201	6.990	3.000	1.500	15.950	9.950
Purchase	6.000	Full/Alternative	399,500.00	399,500.00	20090201	3.628	3.000	1.500	12.000	6.000
Cash Out Refinance	9.800	Full/Alternative	123,000.00
Purchase	7.400	Full/Alternative	261,000.00	266,000.00	20090201	5.028	3.000	1.500	13.400	7.400
Cash Out Refinance	5.990	Full/Alternative	650,000.00
Cash Out Refinance	7.490	Full/Alternative	199,000.00		20090201	5.118	3.000	1.500	13.490	7.490
Purchase	11.475	Full/Alternative	261,000.00	266,000.00
Cash Out Refinance	9.550	Full/Alternative	202,000.00		20090201	6.990	3.000	1.500	15.550	9.550
Cash Out Refinance	6.250	Full/Alternative	190,000.00
Cash Out Refinance	6.900	Full/Alternative	300,000.00
Purchase	9.250	Full/Alternative	99,500.00	99,500.00
Purchase	10.990	Full/Alternative	99,500.00	99,500.00
Cash Out Refinance	8.250	Stated Income	181,000.00		20100201	5.878	3.000	1.500	14.250	8.250
Purchase	7.150	Full/Alternative	190,000.00	190,000.00	20090201	4.778	3.000	1.500	13.150	7.150
Cash Out Refinance	7.200	Full/Alternative	230,000.00
Purchase	11.300	Full/Alternative	190,000.00	190,000.00
Purchase	5.900	Full/Alternative	380,000.00	380,000.00	20090301	3.528	3.000	1.500	11.900	5.900
Cash Out Refinance	11.950	Full/Alternative	240,000.00		20090301	6.990	3.000	1.500	17.950	11.950
Purchase	6.990	Full/Alternative	680,000.00	680,000.00
Purchase	6.850	Full/Alternative	287,000.00	287,000.00	20090201	4.478	3.000	1.500	12.850	6.850
Purchase	6.300	Full/Alternative	292,500.00	292,500.00	20090201	3.928	3.000	1.500	12.300	6.300
Cash Out Refinance	7.000	Full/Alternative	365,000.00
Cash Out Refinance	8.200	Full/Alternative	429,000.00		20090201	5.828	3.000	1.500	14.200	8.200
Cash Out Refinance	5.990	Full/Alternative	500,000.00
Purchase	7.750	Full/Alternative	105,500.00	105,500.00	20100201	5.200	3.000	1.500	13.750	7.750
Purchase	10.550	Full/Alternative	287,000.00	287,000.00
Purchase	10.300	Full/Alternative	292,500.00	292,500.00
Cash Out Refinance	9.500	Full/Alternative	136,000.00
Purchase	12.250	Full/Alternative	105,500.00	105,500.00

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	6.990	Full/Alternative	347,500.00
Cash Out Refinance	6.600	Full/Alternative	205,000.00		20100201	4.228	3.000	1.500	12.600	6.600
Purchase	9.990	Full/Alternative	399,500.00	399,500.00
Cash Out Refinance	7.250	Full/Alternative	545,000.00
Cash Out Refinance	6.200	Full/Alternative	645,000.00		20120201	3.828	3.000	1.500	12.200	6.200
Cash Out Refinance	8.850	Stated Income	301,500.00		20090301	6.478	3.000	1.500	14.850	8.850
Cash Out Refinance	9.550	Full/Alternative	480,000.00		20100201	6.990	3.000	1.500	15.550	9.550
Cash Out Refinance	6.500	Full/Alternative	240,000.00
Purchase	8.300	Full/Alternative	85,000.00	85,000.00	20100201	5.928	3.000	1.500	14.300	8.300
Cash Out Refinance	8.400	Full/Alternative	250,000.00		20090201	6.028	3.000	1.500	14.400	8.400
Cash Out Refinance	10.000	Full/Alternative	250,000.00		20100301	5.500	3.000	1.500	16.000	10.000
Cash Out Refinance	6.300	Full/Alternative	238,000.00
Cash Out Refinance	6.990	Full/Alternative	320,000.00		20100201	4.618	3.000	1.500	12.990	6.990
Cash Out Refinance	10.850	Full/Alternative	105,000.00
Cash Out Refinance	7.600	Full/Alternative	435,000.00
Cash Out Refinance	6.190	Full/Alternative	995,000.00		20120201	3.818	3.000	1.500	12.190	6.190
Cash Out Refinance	9.800	Full/Alternative	54,000.00		20100201	6.990	3.000	1.500	15.800	9.800
Cash Out Refinance	8.750	Stated Income	279,000.00		20100201	6.378	3.000	1.500	14.750	8.750
Cash Out Refinance	5.850	Full/Alternative	380,000.00		20100201	3.478	3.000	1.500	11.850	5.850
Purchase	9.400	Stated Income	170,000.00	170,000.00	20090201	6.990	3.000	1.500	15.400	9.400
Purchase	7.700	Full/Alternative	324,000.00	324,000.00	20090201	5.328	3.000	1.500	13.700	7.700
Purchase	10.425	Full/Alternative	324,000.00	324,000.00
Purchase	10.675	Full/Alternative	680,000.00	680,000.00
Cash Out Refinance	5.850	Full/Alternative	507,000.00		20090201	3.478	3.000	1.500	11.850	5.850
Purchase	8.100	Full/Alternative	304,000.00	304,000.00	20100201	5.728	3.000	1.500	14.100	8.100
Purchase	13.100	Full/Alternative	304,000.00	304,000.00
Cash Out Refinance	5.750	Full/Alternative	250,000.00		20120201	3.378	3.000	1.500	11.750	5.750
Cash Out Refinance	7.200	Full/Alternative	220,000.00
Purchase	6.850	Full/Alternative	298,700.00	298,700.00
Cash Out Refinance	6.550	Full/Alternative	270,000.00
Purchase	11.475	Full/Alternative	298,700.00	298,700.00
Cash Out Refinance	6.250	Full/Alternative	320,000.00
Cash Out Refinance	6.750	Full/Alternative	620,000.00
Cash Out Refinance	6.250	Full/Alternative	350,000.00
Cash Out Refinance	10.325	Full/Alternative	620,000.00
Cash Out Refinance	7.750	Stated Income	185,000.00
Cash Out Refinance	9.950	Stated Income	402,000.00		20090201	6.990	3.000	1.500	15.950	9.950
Cash Out Refinance	5.990	Full/Alternative	395,000.00
Purchase	8.600	Full/Alternative	216,400.00	216,400.00	20090301	6.228	3.000	1.500	14.600	8.600
Cash Out Refinance	9.100	Full/Alternative	270,000.00		20090301	6.728	3.000	1.500	15.100	9.100

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	7.850	Full/Alternative	261,000.00
Cash Out Refinance	11.200	Stated Income	548,000.00		20090301	6.990	3.000	1.500	17.200	11.200
Cash Out Refinance	6.450	Stated Income	361,000.00		20100201	4.078	3.000	1.500	12.450	6.450
Cash Out Refinance	6.350	Full/Alternative	205,000.00
Cash Out Refinance	5.990	Full/Alternative	319,000.00
Cash Out Refinance	7.300	Full/Alternative	285,000.00		20090201	4.928	3.000	1.500	13.300	7.300
Cash Out Refinance	10.175	Full/Alternative	320,000.00
Cash Out Refinance	7.750	Full/Alternative	430,000.00
Cash Out Refinance	8.200	Full/Alternative	225,000.00		20100201	5.828	3.000	1.500	14.200	8.200
Cash Out Refinance	6.750	Full/Alternative	365,000.00
Purchase	7.200	Full/Alternative	206,594.00	206,594.00	20090201	4.828	3.000	1.500	13.200	7.200
Purchase	6.990	Full/Alternative	210,000.00	210,000.00	20090301	4.618	3.000	1.500	12.990	6.990
Cash Out Refinance	9.750	Full/Alternative	350,000.00
Cash Out Refinance	6.500	Full/Alternative	407,000.00
Cash Out Refinance	8.150	Full/Alternative	200,000.00		20100201	5.778	3.000	1.500	14.150	8.150
Cash Out Refinance	6.250	Full/Alternative	370,000.00
Cash Out Refinance	6.900	Full/Alternative	215,000.00		20090201	4.528	3.000	1.500	12.900	6.900
Cash Out Refinance	7.700	Full/Alternative	316,500.00
Cash Out Refinance	7.500	Full/Alternative	1,000,000.00		20090201	5.128	3.000	1.500	13.500	7.500
Cash Out Refinance	8.650	Full/Alternative	135,000.00		20120201	6.278	3.000	1.500	14.650	8.650
Cash Out Refinance	6.650	Full/Alternative	250,000.00		20090201	4.278	3.000	1.500	12.650	6.650
Cash Out Refinance	13.325	Full/Alternative	200,000.00
Cash Out Refinance	5.990	Full/Alternative	490,000.00
Cash Out Refinance	8.150	Full/Alternative	162,000.00		20100301	5.778	3.000	1.500	14.150	8.150
Cash Out Refinance	7.400	Full/Alternative	460,000.00		20100201	5.028	3.000	1.500	13.400	7.400
Cash Out Refinance	7.950	Full/Alternative	327,000.00		20090201	5.578	3.000	1.500	13.950	7.950
Cash Out Refinance	6.750	Easy	308,000.00		20100301	4.378	3.000	1.500	12.750	6.750
Cash Out Refinance	5.970	Full/Alternative	715,000.00		20120301	3.598	3.000	1.500	11.970	5.970
Purchase	11.475	Full/Alternative	206,594.00	206,594.00
Cash Out Refinance	6.750	Stated Income	445,000.00		20100201	4.378	3.000	1.500	12.750	6.750
Cash Out Refinance	6.500	Full/Alternative	410,000.00
Cash Out Refinance	5.990	Full/Alternative	1,473,105.00
Purchase	7.990	Full/Alternative	222,000.00	222,000.00	20090301	5.618	3.000	1.500	13.990	7.990
Cash Out Refinance	6.420	Full/Alternative	610,000.00
Purchase	6.990	Full/Alternative	610,000.00	610,000.00	20090201	4.618	3.000	1.500	12.990	6.990
Purchase	6.800	Full/Alternative	205,900.00	205,900.00	20090201	4.428	3.000	1.500	12.800	6.800
Cash Out Refinance	6.990	Full/Alternative	400,000.00		20090201	4.618	3.000	1.500	12.990	6.990
Cash Out Refinance	6.020	Full/Alternative	396,500.00
Cash Out Refinance	6.850	Full/Alternative	425,000.00
Cash Out Refinance	6.150	Full/Alternative	395,000.00

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	8.150	Stated Income	190,000.00
Cash Out Refinance	8.300	Full/Alternative	228,000.00		20090201	5.928	3.000	1.500	14.300	8.300
Purchase	7.150	Full/Alternative	470,000.00	470,000.00
Cash Out Refinance	8.050	Full/Alternative	387,000.00		20090201	5.678	3.000	1.500	14.050	8.050
Cash Out Refinance	8.200	Full/Alternative	565,000.00		20100201	5.828	3.000	1.500	14.200	8.200
Cash Out Refinance	6.150	Full/Alternative	570,000.00		20090201	3.778	3.000	1.500	12.150	6.150
Cash Out Refinance	5.250	Full/Alternative	654,000.00		20120201	2.878	3.000	1.500	11.250	5.250
Cash Out Refinance	6.300	Full/Alternative	815,000.00
Cash Out Refinance	6.500	Full/Alternative	1,575,000.00		20090201	4.128	3.000	1.500	12.500	6.500
Purchase	12.325	Full/Alternative	222,000.00	222,000.00
Cash Out Refinance	9.500	Full/Alternative	98,000.00		20100301	6.990	3.000	1.500	15.500	9.500
Cash Out Refinance	10.300	Full/Alternative	215,000.00
Cash Out Refinance	5.990	Full/Alternative	615,000.00
Cash Out Refinance	5.750	Full/Alternative	755,000.00		20100201	3.378	3.000	1.500	11.750	5.750
Cash Out Refinance	6.050	Full/Alternative	610,000.00		20090201	3.678	3.000	1.500	12.050	6.050
Cash Out Refinance	9.450	Full/Alternative	225,000.00		20090301	6.990	3.000	1.500	15.450	9.450
Cash Out Refinance	5.990	Full/Alternative	1,096,000.00
Cash Out Refinance	6.990	Full/Alternative	400,000.00
Cash Out Refinance	6.250	Stated Income	575,000.00
Cash Out Refinance	10.025	Full/Alternative	610,000.00
Cash Out Refinance	6.950	Full/Alternative	319,991.00
Cash Out Refinance	5.800	Full/Alternative	305,000.00		20100301	3.428	3.000	1.500	11.800	5.800
Cash Out Refinance	8.300	Stated Income	241,000.00
Cash Out Refinance	8.850	Full/Alternative	275,000.00		20090201	6.478	3.000	1.500	14.850	8.850
Cash Out Refinance	9.150	Full/Alternative	305,000.00		20090301	6.778	3.000	1.500	15.150	9.150
Cash Out Refinance	6.950	Full/Alternative	426,500.00		20120301	4.578	3.000	1.500	12.950	6.950
Cash Out Refinance	9.390	Full/Alternative	146,000.00		20090301	6.990	3.000	1.500	15.390	9.390
Purchase	7.950	Full/Alternative	265,000.00	265,000.00
Cash Out Refinance	6.000	Full/Alternative	725,000.00
Purchase	12.325	Full/Alternative	265,000.00	265,000.00
Cash Out Refinance	10.275	Full/Alternative	426,500.00
Cash Out Refinance	6.990	Full/Alternative	378,000.00		20090201	4.618	3.000	1.500	12.990	6.990
Cash Out Refinance	6.000	Full/Alternative	212,000.00
Cash Out Refinance	6.240	Full/Alternative	385,000.00		20090201	3.868	3.000	1.500	12.240	6.240
Cash Out Refinance	6.700	Full/Alternative	135,000.00		20090301	4.328	3.000	1.500	12.700	6.700
Cash Out Refinance	9.200	Full/Alternative	290,000.00		20090201	6.828	3.000	1.500	15.200	9.200
Purchase	6.500	Full/Alternative	695,000.00	695,000.00
Cash Out Refinance	6.350	Stated Income	575,000.00
Cash Out Refinance	6.500	Full/Alternative	217,000.00
Purchase	7.600	Full/Alternative	650,000.00	650,000.00	20090201	5.228	3.000	1.500	13.600	7.600

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	8.300	Easy	365,000.00		20090201	5.928	3.000	1.500	14.300	8.300
Cash Out Refinance	10.425	Full/Alternative	275,000.00
Cash Out Refinance	8.490	Full/Alternative	625,000.00		20090201	6.118	3.000	1.500	14.490	8.490
Cash Out Refinance	9.400	Full/Alternative	200,000.00		20090301	6.990	3.000	1.500	15.400	9.400
Cash Out Refinance	9.550	Full/Alternative	295,000.00		20090201	6.990	3.000	1.500	15.550	9.550
Cash Out Refinance	6.250	Stated Income	425,000.00
Cash Out Refinance	7.950	Stated Income	740,000.00		20100201	5.578	3.000	1.500	13.950	7.950
Cash Out Refinance	7.100	Full/Alternative	290,000.00		20090201	4.728	3.000	1.500	13.100	7.100
Cash Out Refinance	5.650	Full/Alternative	265,000.00		20100201	3.278	3.000	1.500	11.650	5.650
Cash Out Refinance	7.600	Full/Alternative	365,000.00
Cash Out Refinance	8.750	Stated Income	889,000.00		20090201	6.378	3.000	1.500	14.750	8.750
Cash Out Refinance	5.990	Full/Alternative	610,000.00
Cash Out Refinance	11.975	Full/Alternative	290,000.00
Cash Out Refinance	7.250	Stated Income	715,000.00
Purchase	6.400	Full/Alternative	293,000.00	293,000.00	20090301	4.028	3.000	1.500	12.400	6.400
Cash Out Refinance	7.300	Full/Alternative	150,000.00
Cash Out Refinance	5.990	Full/Alternative	880,000.00
Cash Out Refinance	6.900	Full/Alternative	320,000.00		20090301	4.528	3.000	1.500	12.900	6.900
Purchase	10.025	Full/Alternative	293,000.00	293,000.00
Cash Out Refinance	10.300	Full/Alternative	320,000.00
Cash Out Refinance	11.475	Full/Alternative	880,000.00
Cash Out Refinance	10.350	Full/Alternative	199,000.00		20090301	6.990	3.000	1.500	16.350	10.350
Purchase	5.400	Full/Alternative	468,000.00	468,000.00	20100201	3.028	3.000	1.500	11.400	5.400
Cash Out Refinance	5.990	Full/Alternative	288,000.00
Purchase	8.450	Full/Alternative	161,000.00	161,000.00	20090201	6.078	3.000	1.500	14.450	8.450
Cash Out Refinance	7.990	Stated Income	237,000.00		20100201	5.618	3.000	1.500	13.990	7.990
Purchase	11.475	Full/Alternative	161,000.00	161,000.00
Cash Out Refinance	8.250	Full/Alternative	340,000.00
Cash Out Refinance	10.275	Full/Alternative	305,000.00
Cash Out Refinance	6.400	Full/Alternative	175,000.00		20090301	4.028	3.000	1.500	12.400	6.400
Purchase	12.990	Full/Alternative	145,500.00	145,500.00	20090201	6.990	3.000	1.500	18.990	12.990
Cash Out Refinance	8.900	Full/Alternative	480,000.00		20100301	6.528	3.000	1.500	14.900	8.900
Purchase	9.850	Easy	440,290.00	440,290.00	20090201	6.990	3.000	1.500	15.850	9.850
Cash Out Refinance	6.990	Full/Alternative	485,000.00		20090201	4.618	3.000	1.500	12.990	6.990
Rate/Term Refinance	8.990	Full/Alternative	145,000.00
Cash Out Refinance	7.400	Full/Alternative	600,000.00		20090201	5.028	3.000	1.500	13.400	7.400
Cash Out Refinance	8.990	Stated Income	620,000.00		20090201	6.618	3.000	1.500	14.990	8.990
Cash Out Refinance	7.700	Full/Alternative	115,000.00		20100201	5.328	3.000	1.500	13.700	7.700
Purchase	10.150	Stated Income	60,000.00	60,000.00	20090201	6.290	3.000	1.500	16.150	10.150
Cash Out Refinance	8.300	Full/Alternative	295,000.00		20090301	5.928	3.000	1.500	14.300	8.300

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	7.800	Full/Alternative	358,000.00		20120301	5.428	3.000	1.500	13.800	7.800
Cash Out Refinance	7.550	Full/Alternative	218,000.00		20100201	5.178	3.000	1.500	13.550	7.550
Cash Out Refinance	6.000	Full/Alternative	390,000.00		20100201	3.628	3.000	1.500	12.000	6.000
Cash Out Refinance	6.250	Full/Alternative	190,000.00
Cash Out Refinance	6.700	Stated Income	435,000.00		20100201	3.328	3.000	1.500	12.700	6.700
Cash Out Refinance	10.250	Full/Alternative	354,000.00		20090201	6.990	3.000	1.500	16.250	10.250
Purchase	8.650	Stated Income	570,000.00	570,000.00	20090301	6.278	3.000	1.500	14.650	8.650
Purchase	8.350	Stated Income	460,000.00	460,000.00	20090301	5.978	3.000	1.500	14.350	8.350
Cash Out Refinance	6.990	Full/Alternative	402,000.00		20090201	4.618	3.000	1.500	12.990	6.990
Cash Out Refinance	9.300	Full/Alternative	255,000.00		20090301	6.400	3.000	1.500	15.300	9.300
Cash Out Refinance	7.850	Full/Alternative	135,000.00
Cash Out Refinance	6.700	Full/Alternative	495,000.00
Rate/Term Refinance	7.600	Full/Alternative	255,000.00		20100301	5.228	3.000	1.500	13.600	7.600
Cash Out Refinance	7.300	Stated Income	290,000.00
Cash Out Refinance	6.850	Full/Alternative	350,000.00
Cash Out Refinance	7.600	Full/Alternative	610,000.00		20100301	5.228	3.000	1.500	13.600	7.600
Cash Out Refinance	6.900	Full/Alternative	400,000.00		20100201	4.528	3.000	1.500	12.900	6.900
Cash Out Refinance	8.350	Full/Alternative	450,000.00		20090201	5.978	3.000	1.500	14.350	8.350
Cash Out Refinance	8.450	Full/Alternative	280,000.00
Cash Out Refinance	6.250	Full/Alternative	165,000.00
Cash Out Refinance	7.650	Full/Alternative	160,000.00		20090201	5.278	3.000	1.500	13.650	7.650
Cash Out Refinance	6.600	Full/Alternative	345,000.00
Cash Out Refinance	8.700	Stated Income	465,000.00		20100301	6.328	3.000	1.500	14.700	8.700
Cash Out Refinance	8.600	Full/Alternative	205,000.00		20090301	6.228	3.000	1.500	14.600	8.600
Cash Out Refinance	6.250	Full/Alternative	275,000.00
Cash Out Refinance	6.800	Full/Alternative	114,000.00		20100201	4.428	3.000	1.500	12.800	6.800
Cash Out Refinance	10.025	Full/Alternative	114,000.00
Cash Out Refinance	6.300	Full/Alternative	128,000.00
Cash Out Refinance	6.300	Full/Alternative	240,000.00
Cash Out Refinance	7.390	Full/Alternative	629,900.00
Cash Out Refinance	5.990	Full/Alternative	485,000.00
Cash Out Refinance	6.250	Full/Alternative	800,000.00
Cash Out Refinance	6.800	Full/Alternative	500,000.00		20090201	4.428	3.000	1.500	12.800	6.800
Cash Out Refinance	9.900	Full/Alternative	190,000.00		20090301	5.200	3.000	1.500	15.900	9.900
Cash Out Refinance	8.050	Full/Alternative	150,000.00
Cash Out Refinance	8.450	Full/Alternative	750,000.00		20100301	6.078	3.000	1.500	14.450	8.450
Cash Out Refinance	8.650	Full/Alternative	90,000.00		20100301	6.278	3.000	1.500	14.650	8.650
Cash Out Refinance	7.500	Stated Income	440,000.00		20090201	5.128	3.000	1.500	13.500	7.500
Cash Out Refinance	5.250	Full/Alternative	455,000.00		20100201	2.878	3.000	1.500	11.250	5.250
Cash Out Refinance	7.250	Stated Income	480,000.00

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	8.250	Full/Alternative	428,000.00
Cash Out Refinance	11.725	Full/Alternative	405,000.00
Cash Out Refinance	7.650	Full/Alternative	650,000.00		20090201	5.278	3.000	1.500	13.650	7.650
Cash Out Refinance	5.900	Full/Alternative	675,000.00		20100301	3.528	3.000	1.500	11.900	5.900
Cash Out Refinance	6.400	Full/Alternative	345,000.00
Cash Out Refinance	5.990	Full/Alternative	145,000.00
Cash Out Refinance	6.100	Full/Alternative	682,000.00
Cash Out Refinance	9.900	Full/Alternative	682,000.00
Cash Out Refinance	9.100	Easy	275,000.00		20090301	6.728	3.000	1.500	15.100	9.100
Cash Out Refinance	9.800	Full/Alternative	110,000.00		20100201	6.990	3.000	1.500	15.800	9.800
Cash Out Refinance	8.300	Stated Income	240,000.00		20090301	5.500	3.000	1.500	14.300	8.300
Cash Out Refinance	7.300	Stated Income	645,000.00
Cash Out Refinance	6.770	Full/Alternative	389,000.00
Cash Out Refinance	7.500	Full/Alternative	434,000.00		20090301	5.128	3.000	1.500	13.500	7.500
Cash Out Refinance	9.950	Full/Alternative	165,000.00		20090201	6.990	3.000	1.500	15.950	9.950
Purchase	8.050	Full/Alternative	336,000.00	336,000.00	20090301	5.678	3.000	1.500	14.050	8.050
Cash Out Refinance	9.500	Full/Alternative	165,000.00		20090201	5.990	3.000	1.500	15.500	9.500
Purchase	7.210	Full/Alternative	360,000.00	360,000.00	20090301	4.838	3.000	1.500	13.210	7.210
Purchase	12.325	Full/Alternative	360,000.00	360,000.00
Cash Out Refinance	8.700	Full/Alternative	241,000.00		20090301	6.328	3.000	1.500	14.700	8.700
Purchase	6.750	Full/Alternative	252,000.00	252,000.00	20090201	4.378	3.000	1.500	12.750	6.750
Cash Out Refinance	7.990	Stated Income	400,000.00		20100201	5.618	3.000	1.500	13.990	7.990
Cash Out Refinance	6.990	Full/Alternative	137,000.00
Purchase	10.300	Full/Alternative	252,000.00	252,000.00
Cash Out Refinance	6.650	Full/Alternative	295,000.00		20090301	4.278	3.000	1.500	12.650	6.650
Cash Out Refinance	10.300	Full/Alternative	295,000.00
Cash Out Refinance	5.990	Full/Alternative	216,000.00
Purchase	9.550	Full/Alternative	193,900.00	193,900.00	20090201	6.990	3.000	1.500	15.550	9.550
Cash Out Refinance	6.750	Full/Alternative	275,000.00
Purchase	9.450	Full/Alternative	108,000.00	108,000.00	20090301	6.990	3.000	1.500	15.450	9.450
Purchase	6.000	Full/Alternative	295,350.00	295,350.00	20090301	3.628	3.000	1.500	12.000	6.000
Cash Out Refinance	8.850	Full/Alternative	260,000.00		20090201	5.600	3.000	1.500	14.850	8.850
Cash Out Refinance	7.650	Stated Income	295,000.00		20090201	5.278	3.000	1.500	13.650	7.650
Purchase	9.990	Full/Alternative	295,350.00	295,350.00
Purchase	6.450	Full/Alternative	395,000.00	395,000.00	20090201	4.078	3.000	1.500	12.450	6.450
Rate/Term Refinance	6.520	Full/Alternative	365,000.00		20100301	4.148	3.000	1.500	12.520	6.520
Cash Out Refinance	7.250	Full/Alternative	675,000.00		20100301	4.878	3.000	1.500	13.250	7.250
Cash Out Refinance	6.850	Full/Alternative	525,000.00		20090201	4.478	3.000	1.500	12.850	6.850
Cash Out Refinance	7.500	Full/Alternative	305,000.00		20090201	5.428	3.000	1.500	13.500	7.500
Cash Out Refinance	6.500	Stated Income	450,000.00		20090301	4.128	3.000	1.500	12.500	6.500

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	7.450	Full/Alternative	387,000.00		20090301	5.078	3.000	1.500	13.450	7.450
Purchase	9.150	Full/Alternative	275,000.00	275,000.00	20090201	6.778	3.000	1.500	15.150	9.150
Cash Out Refinance	7.700	Full/Alternative	220,000.00		20100301	5.328	3.000	1.500	13.700	7.700
Cash Out Refinance	6.350	Full/Alternative	120,000.00
Cash Out Refinance	6.350	Full/Alternative	340,000.00		20090301	3.978	3.000	1.500	12.350	6.350
Cash Out Refinance	6.650	Full/Alternative	875,000.00		20100201	4.278	3.000	1.500	12.650	6.650
Cash Out Refinance	5.990	Full/Alternative	970,000.00		20100301	3.618	3.000	1.500	11.990	5.990
Cash Out Refinance	8.950	Stated Income	585,000.00		20090301	5.750	3.000	1.500	14.950	8.950
Cash Out Refinance	9.850	Full/Alternative	345,000.00		20090301	6.990	3.000	1.500	15.850	9.850
Cash Out Refinance	7.740	Full/Alternative	79,000.00
Cash Out Refinance	6.990	Full/Alternative	120,000.00		20100201	4.618	3.000	1.500	12.990	6.990
Cash Out Refinance	8.950	Stated Income	215,000.00		20090201	6.578	3.000	1.500	14.950	8.950
Cash Out Refinance	5.990	Full/Alternative	385,000.00
Cash Out Refinance	7.990	Full/Alternative	132,500.00
Purchase	9.050	Full/Alternative	359,000.00	359,000.00	20090301	6.678	3.000	1.500	15.050	9.050
Purchase	12.580	Full/Alternative	359,000.00	359,000.00
Rate/Term Refinance	12.500	Full/Alternative	132,500.00
Cash Out Refinance	6.650	Full/Alternative	265,000.00
Cash Out Refinance	8.500	Full/Alternative	140,000.00		20090301	6.128	3.000	1.500	14.500	8.500
Cash Out Refinance	7.900	Stated Income	205,000.00		20100301	5.528	3.000	1.500	13.900	7.900
Cash Out Refinance	6.700	Easy	205,000.00		20090301	4.328	3.000	1.500	12.700	6.700
Cash Out Refinance	8.550	Stated Income	410,000.00		20090201	6.178	3.000	1.500	14.550	8.550
Cash Out Refinance	8.650	Stated Income	730,000.00		20090201	6.278	3.000	1.500	14.650	8.650
Cash Out Refinance	11.075	Stated Income	205,000.00
Purchase	7.850	Full/Alternative	440,000.00	440,000.00	20090201	5.478	3.000	1.500	13.850	7.850
Cash Out Refinance	6.800	Full/Alternative	210,000.00		20090201	4.428	3.000	1.500	12.800	6.800
Cash Out Refinance	7.450	Full/Alternative	365,000.00
Cash Out Refinance	8.200	Stated Income	400,000.00		20090201	5.828	3.000	1.500	14.200	8.200
Cash Out Refinance	6.500	Full/Alternative	660,000.00
Cash Out Refinance	7.150	Full/Alternative	650,000.00		20090301	4.778	3.000	1.500	13.150	7.150
Cash Out Refinance	11.725	Full/Alternative	650,000.00
Cash Out Refinance	5.990	Full/Alternative	158,000.00
Cash Out Refinance	5.250	Full/Alternative	360,000.00		20100301	2.878	3.000	1.500	11.250	5.250
Cash Out Refinance	10.100	Full/Alternative	210,000.00		20090301	6.990	3.000	1.500	16.100	10.100
Cash Out Refinance	9.250	Full/Alternative	330,000.00		20100301	6.878	3.000	1.500	15.250	9.250
Cash Out Refinance	8.250	Full/Alternative	147,000.00		20090301	5.878	3.000	1.500	14.250	8.250
Cash Out Refinance	9.450	Stated Income	320,000.00		20090301	5.400	3.000	1.500	15.450	9.450
Purchase	7.900	Full/Alternative	315,000.00	315,000.00	20090201	5.528	3.000	1.500	13.900	7.900
Cash Out Refinance	6.500	Full/Alternative	290,000.00
Cash Out Refinance	8.400	Full/Alternative	300,000.00		20100201	6.028	3.000	1.500	14.400	8.400

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	7.990	Full/Alternative	450,000.00		20100301	5.618	3.000	1.500	13.990	7.990
Cash Out Refinance	11.575	Stated Income	320,000.00
Cash Out Refinance	6.650	Full/Alternative	650,000.00		20100301	4.278	3.000	1.500	12.650	6.650
Cash Out Refinance	8.650	Full/Alternative	345,000.00		20100301	6.278	3.000	1.500	14.650	8.650
Cash Out Refinance	7.250	Full/Alternative	252,000.00
Cash Out Refinance	7.600	Full/Alternative	320,000.00		20100301	5.228	3.000	1.500	13.600	7.600
Purchase	10.050	Full/Alternative	69,000.00	69,000.00	20090201	6.990	3.000	1.500	16.050	10.050
Cash Out Refinance	7.000	Full/Alternative	350,000.00		20100301	4.628	3.000	1.500	13.000	7.000
Rate/Term Refinance	8.250	Stated Income	151,000.00		20090301	5.878	3.000	1.500	14.250	8.250
Cash Out Refinance	6.400	Full/Alternative	705,000.00		20100201	4.028	3.000	1.500	12.400	6.400
Purchase	6.200	Full/Alternative	510,000.00	510,000.00	20090301	3.828	3.000	1.500	12.200	6.200
Cash Out Refinance	6.650	Full/Alternative	300,000.00
Cash Out Refinance	7.400	Full/Alternative	295,000.00		20090201	5.028	3.000	1.500	13.400	7.400
Cash Out Refinance	6.850	Full/Alternative	490,000.00
Cash Out Refinance	8.550	Stated Income	315,000.00		20090301	6.178	3.000	1.500	14.550	8.550
Cash Out Refinance	8.950	Stated Income	363,000.00		20090301	6.578	3.000	1.500	14.950	8.950
Cash Out Refinance	7.100	Full/Alternative	360,000.00
Cash Out Refinance	6.750	Full/Alternative	215,000.00
Cash Out Refinance	7.050	Full/Alternative	187,000.00		20090301	4.678	3.000	1.500	13.050	7.050
Cash Out Refinance	7.850	Full/Alternative	387,000.00		20090301	5.478	3.000	1.500	13.850	7.850
Cash Out Refinance	11.525	Stated Income	315,000.00
Cash Out Refinance	7.500	Full/Alternative	125,000.00
Cash Out Refinance	6.250	Full/Alternative	470,000.00
Cash Out Refinance	7.990	Stated Income	290,000.00		20090301	5.618	3.000	1.500	13.990	7.990
Cash Out Refinance	8.350	Full/Alternative	221,000.00		20090301	5.978	3.000	1.500	14.350	8.350
Cash Out Refinance	10.250	Stated Income	65,000.00
Cash Out Refinance	9.450	Full/Alternative	660,000.00		20100201	6.990	3.000	1.500	15.450	9.450
Cash Out Refinance	10.275	Full/Alternative	252,000.00
Cash Out Refinance	5.990	Full/Alternative	373,000.00
Cash Out Refinance	8.100	Stated Income	585,000.00		20090301	5.728	3.000	1.500	14.100	8.100
Cash Out Refinance	8.450	Stated Income	315,000.00		20090301	6.078	3.000	1.500	14.450	8.450
Cash Out Refinance	11.275	Stated Income	315,000.00
Cash Out Refinance	7.700	Full/Alternative	285,000.00
Purchase	7.300	Full/Alternative	159,000.00	159,000.00	20100201	4.928	3.000	1.500	13.300	7.300
Cash Out Refinance	10.300	Full/Alternative	154,000.00		20100301	6.990	3.000	1.500	16.300	10.300
Cash Out Refinance	7.500	Full/Alternative	169,000.00		20090301	5.128	3.000	1.500	13.500	7.500
Purchase	7.990	Full/Alternative	154,900.00	154,900.00
Cash Out Refinance	6.400	Full/Alternative	335,000.00		20100301	4.028	3.000	1.500	12.400	6.400
Cash Out Refinance	7.990	Full/Alternative	190,000.00
Purchase	6.300	Full/Alternative	340,000.00	340,000.00	20090301	3.928	3.000	1.500	12.300	6.300

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	7.890	Full/Alternative	130,000.00
Purchase	11.475	Full/Alternative	340,000.00	340,000.00
Cash Out Refinance	9.100	Stated Income	183,500.00		20090301	6.400	3.000	1.500	15.100	9.100
Cash Out Refinance	6.990	Full/Alternative	425,000.00		20100301	4.618	3.000	1.500	12.990	6.990
Cash Out Refinance	6.550	Full/Alternative	400,000.00
Cash Out Refinance	7.350	Full/Alternative	885,000.00		20100201	4.978	3.000	1.500	13.350	7.350
Cash Out Refinance	6.500	Full/Alternative	478,000.00
Cash Out Refinance	6.595	Full/Alternative	263,000.00
Cash Out Refinance	5.990	Full/Alternative	310,000.00
Cash Out Refinance	8.050	Full/Alternative	410,000.00		20090301	5.678	3.000	1.500	14.050	8.050
Cash Out Refinance	6.350	Full/Alternative	254,000.00
Cash Out Refinance	9.550	Full/Alternative	252,000.00		20090301	6.990	3.000	1.500	15.550	9.550
Cash Out Refinance	8.900	Stated Income	335,000.00		20090301	6.528	3.000	1.500	14.900	8.900
Purchase	6.500	Full/Alternative	510,000.00	510,000.00
Cash Out Refinance	7.650	Stated Income	170,000.00		20090301	5.278	3.000	1.500	13.650	7.650
Purchase	11.990	Full/Alternative	154,900.00	154,900.00
Cash Out Refinance	6.250	Full/Alternative	525,000.00		20090301	3.878	3.000	1.500	12.250	6.250
Purchase	8.500	Full/Alternative	163,250.00	163,250.00	20090301	6.128	3.000	1.500	14.500	8.500
Cash Out Refinance	8.800	Stated Income	375,000.00		20100201	6.428	3.000	1.500	14.800	8.800
Cash Out Refinance	9.450	Full/Alternative	500,000.00		20090301	6.990	3.000	1.500	15.450	9.450
Cash Out Refinance	6.400	Full/Alternative	275,000.00
Cash Out Refinance	6.950	Full/Alternative	146,000.00
Cash Out Refinance	9.100	Full/Alternative	165,000.00		20090301	6.728	3.000	1.500	15.100	9.100
Cash Out Refinance	9.300	Full/Alternative	176,000.00		20090301	6.928	3.000	1.500	15.300	9.300
Cash Out Refinance	8.620	Full/Alternative	455,000.00		20090301	6.248	3.000	1.500	14.620	8.620
Cash Out Refinance	6.450	Full/Alternative	440,000.00		20090301	4.078	3.000	1.500	12.450	6.450
Purchase	5.990	Full/Alternative	715,000.00	715,000.00	20090301	3.618	3.000	1.500	11.990	5.990
Purchase	7.950	Full/Alternative	187,000.00	187,000.00	20090201	5.578	3.000	1.500	13.950	7.950
Cash Out Refinance	6.400	Full/Alternative	258,000.00
Cash Out Refinance	7.400	Full/Alternative	325,000.00		20090301	5.028	3.000	1.500	13.400	7.400
Cash Out Refinance	5.990	Full/Alternative	575,000.00
Rate/Term Refinance	8.350	Full/Alternative	190,000.00
Cash Out Refinance	7.550	Full/Alternative	235,000.00		20090301	5.178	3.000	1.500	13.550	7.550
Cash Out Refinance	10.250	Full/Alternative	325,000.00
Cash Out Refinance	6.370	Full/Alternative	600,000.00
Purchase	6.500	Full/Alternative	535,000.00	535,000.00	20100201	4.128	3.000	1.500	12.500	6.500
Purchase	10.025	Full/Alternative	535,000.00	535,000.00
Cash Out Refinance	6.550	Full/Alternative	360,000.00
Cash Out Refinance	7.150	Stated Income	206,000.00
Cash Out Refinance	9.150	Full/Alternative	725,000.00		20090301	6.778	3.000	1.500	15.150	9.150

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	7.990	Full/Alternative	356,000.00
Cash Out Refinance	9.500	Full/Alternative	265,000.00
Cash Out Refinance	7.700	Full/Alternative	380,000.00		20090201	5.328	3.000	1.500	13.700	7.700
Cash Out Refinance	8.220	Full/Alternative	338,000.00		20090301	5.848	3.000	1.500	14.220	8.220
Purchase	8.000	Full/Alternative	725,000.00	725,000.00	20090301	5.628	3.000	1.500	14.000	8.000
Cash Out Refinance	6.850	Full/Alternative	810,000.00
Cash Out Refinance	7.850	Stated Income	198,000.00
Cash Out Refinance	7.200	Full/Alternative	160,000.00
Cash Out Refinance	6.550	Full/Alternative	400,000.00
Cash Out Refinance	6.990	Full/Alternative	145,400.00
Cash Out Refinance	5.250	Full/Alternative	593,000.00		20100201	2.878	3.000	1.500	11.250	5.250
Cash Out Refinance	7.450	Stated Income	450,000.00
Cash Out Refinance	7.350	Full/Alternative	180,000.00
Cash Out Refinance	9.150	Full/Alternative	120,000.00		20090301	6.778	3.000	1.500	15.150	9.150
Cash Out Refinance	5.650	Full/Alternative	830,000.00		20100301	3.278	3.000	1.500	11.650	5.650
Cash Out Refinance	6.200	Full/Alternative	215,000.00		20090201	3.828	3.000	1.500	12.200	6.200
Cash Out Refinance	8.990	Full/Alternative	165,000.00		20090301	6.618	3.000	1.500	14.990	8.990
Cash Out Refinance	10.300	Full/Alternative	830,000.00
Cash Out Refinance	6.800	Stated Income	264,000.00		20090301	4.428	3.000	1.500	12.800	6.800
Cash Out Refinance	5.990	Full/Alternative	1,770,000.00
Cash Out Refinance	7.200	Stated Income	300,000.00		20090201	4.828	3.000	1.500	13.200	7.200
Purchase	7.750	Easy	183,600.00	183,600.00	20090301	5.378	3.000	1.500	13.750	7.750
Cash Out Refinance	8.650	Full/Alternative	340,000.00		20100301	6.278	3.000	1.500	14.650	8.650
Cash Out Refinance	6.900	Full/Alternative	635,000.00		20090301	4.528	3.000	1.500	12.900	6.900
Cash Out Refinance	5.990	Full/Alternative	391,000.00
Purchase	7.050	Full/Alternative	139,000.00	139,000.00	20090301	4.678	3.000	1.500	13.050	7.050
Purchase	10.725	Easy	183,600.00	183,600.00
Purchase	12.325	Full/Alternative	725,000.00	725,000.00
Purchase	9.650	Full/Alternative	248,000.00	248,000.00	20090301	6.990	3.000	1.500	15.650	9.650
Cash Out Refinance	9.400	Full/Alternative	385,000.00
Purchase	8.150	Full/Alternative	340,000.00	340,000.00	20090201	5.778	3.000	1.500	14.150	8.150
Purchase	11.750	Stated Income	387,000.00	387,000.00
Cash Out Refinance	6.450	Full/Alternative	175,000.00		20100201	4.078	3.000	1.500	12.450	6.450
Cash Out Refinance	8.650	Full/Alternative	248,000.00		20090301	5.500	3.000	1.500	14.650	8.650
Cash Out Refinance	6.800	Full/Alternative	323,000.00		20090301	4.428	3.000	1.500	12.800	6.800
Cash Out Refinance	9.250	Full/Alternative	143,500.00		20090301	5.578	3.000	1.500	15.250	9.250
Cash Out Refinance	6.750	Stated Income	410,000.00		20100201	4.378	3.000	1.500	12.750	6.750
Purchase	6.800	Full/Alternative	213,632.00	213,632.00
Purchase	7.950	Full/Alternative	232,900.00	232,900.00	20090301	5.578	3.000	1.500	13.950	7.950
Cash Out Refinance	8.150	Full/Alternative	224,000.00

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Purchase	12.325	Full/Alternative	232,900.00	232,900.00
Cash Out Refinance	7.600	Full/Alternative	275,000.00		20090201	5.228	3.000	1.500	13.600	7.600
Cash Out Refinance	8.900	Full/Alternative	270,000.00		20090201	6.528	3.000	1.500	14.900	8.900
Cash Out Refinance	11.725	Full/Alternative	224,000.00
Cash Out Refinance	7.950	Full/Alternative	240,000.00		20090301	5.578	3.000	1.500	13.950	7.950
Cash Out Refinance	8.800	Full/Alternative	295,000.00		20090301	6.428	3.000	1.500	14.800	8.800
Cash Out Refinance	11.475	Full/Alternative	240,000.00
Purchase	10.550	Full/Alternative	213,632.00	213,632.00
Cash Out Refinance	9.200	Full/Alternative	500,000.00		20090301	6.828	3.000	1.500	15.200	9.200
Purchase	7.400	Full/Alternative	368,000.00	368,000.00	20100301	5.028	3.000	1.500	13.400	7.400
Purchase	6.350	Full/Alternative	900,000.00	900,000.00	20100301	3.978	3.000	1.500	12.350	6.350
Cash Out Refinance	6.300	Full/Alternative	850,000.00		20100301	3.928	3.000	1.500	12.300	6.300
Cash Out Refinance	8.250	Full/Alternative	488,000.00		20100301	5.878	3.000	1.500	14.250	8.250
Cash Out Refinance	10.025	Full/Alternative	850,000.00
Purchase	11.725	Full/Alternative	368,000.00	368,000.00
Purchase	7.700	Full/Alternative	292,100.00	292,100.00	20100301	5.328	3.000	1.500	13.700	7.700
Cash Out Refinance	8.450	Full/Alternative	313,000.00		20100201	6.078	3.000	1.500	14.450	8.450
Purchase	12.325	Full/Alternative	292,100.00	292,100.00
Cash Out Refinance	6.750	Stated Income	400,000.00		20100201	4.378	3.000	1.500	12.750	6.750
Purchase	5.450	Full/Alternative	357,000.00	357,000.00	20100301	3.078	3.000	1.500	11.450	5.450
Cash Out Refinance	6.350	Full/Alternative	205,000.00
Purchase	6.700	Full/Alternative	650,000.00	650,000.00	20090301	4.328	3.000	1.500	12.700	6.700
Cash Out Refinance	8.450	Full/Alternative	212,000.00		20090301	6.078	3.000	1.500	14.450	8.450
Purchase	10.525	Full/Alternative	357,000.00	357,000.00
Purchase	10.175	Full/Alternative	650,000.00	650,000.00
Cash Out Refinance	6.350	Full/Alternative	830,000.00		20090301	3.978	3.000	1.500	12.350	6.350
Cash Out Refinance	7.000	Full/Alternative	108,000.00
Purchase	8.050	Full/Alternative	169,000.00	169,000.00	20090301	5.678	3.000	1.500	14.050	8.050
Cash Out Refinance	6.450	Full/Alternative	254,000.00
Cash Out Refinance	6.800	Full/Alternative	550,000.00
Cash Out Refinance	7.400	Full/Alternative	285,000.00		20090301	5.028	3.000	1.500	13.400	7.400
Cash Out Refinance	7.800	Stated Income	256,000.00		20100301	5.428	3.000	1.500	13.800	7.800
Cash Out Refinance	7.990	Full/Alternative	440,000.00		20100301	5.618	3.000	1.500	13.990	7.990
Cash Out Refinance	9.500	Stated Income	315,000.00		20090301	6.990	3.000	1.500	15.500	9.500
Purchase	7.900	Full/Alternative	755,000.00	755,000.00	20090301	5.528	3.000	1.500	13.900	7.900
Purchase	11.975	Full/Alternative	755,000.00	755,000.00
Cash Out Refinance	7.350	Full/Alternative	237,000.00		20100301	4.978	3.000	1.500	13.350	7.350
Cash Out Refinance	6.000	Full/Alternative	400,000.00
Cash Out Refinance	6.900	Full/Alternative	520,000.00		20100301	4.528	3.000	1.500	12.900	6.900
Cash Out Refinance	10.800	Full/Alternative	237,000.00

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Purchase	6.000	Full/Alternative	735,000.00	735,000.00
Cash Out Refinance	9.450	Full/Alternative	208,000.00
Purchase	10.025	Full/Alternative	735,000.00	735,000.00
Purchase	8.250	Full/Alternative	122,000.00	122,000.00	20090301	5.878	3.000	1.500	14.250	8.250
Cash Out Refinance	6.750	Stated Income	350,000.00		20090301	4.378	3.000	1.500	12.750	6.750
Cash Out Refinance	8.350	Stated Income	650,000.00		20090301	5.978	3.000	1.500	14.350	8.350
Cash Out Refinance	6.500	Full/Alternative	260,000.00		20090301	4.128	3.000	1.500	12.500	6.500
Purchase	7.050	Full/Alternative	137,900.00	137,900.00	20090301	4.678	3.000	1.500	13.050	7.050
Purchase	10.025	Full/Alternative	137,900.00	137,900.00
Cash Out Refinance	8.850	Stated Income	290,000.00		20090301	6.478	3.000	1.500	14.850	8.850
Cash Out Refinance	8.950	Full/Alternative	252,000.00		20090301	6.578	3.000	1.500	14.950	8.950
Purchase	6.500	Full/Alternative	69,000.00	69,000.00
Cash Out Refinance	6.990	Full/Alternative	300,000.00
Cash Out Refinance	5.850	Full/Alternative	570,000.00		20100301	3.478	3.000	1.500	11.850	5.850
Cash Out Refinance	7.250	Full/Alternative	110,000.00
Cash Out Refinance	6.250	Full/Alternative	460,000.00
Cash Out Refinance	8.750	Full/Alternative	188,000.00		20090301	6.378	3.000	1.500	14.750	8.750
Cash Out Refinance	7.400	Full/Alternative	460,000.00
Purchase	8.490	Full/Alternative	168,000.00	168,000.00	20090301	6.118	3.000	1.500	14.490	8.490
Cash Out Refinance	6.800	Stated Income	290,000.00		20100301	4.428	3.000	1.500	12.800	6.800
Cash Out Refinance	5.450	Full/Alternative	470,000.00		20100301	3.078	3.000	1.500	11.450	5.450
Purchase	11.490	Full/Alternative	168,000.00	168,000.00
Purchase	6.300	Full/Alternative	274,000.00	274,000.00	20090301	3.928	3.000	1.500	12.300	6.300
Cash Out Refinance	8.500	Full/Alternative	281,000.00		20090301	6.128	3.000	1.500	14.500	8.500
Cash Out Refinance	5.990	Full/Alternative	355,000.00
Purchase	6.100	Full/Alternative	335,000.00	335,000.00
Purchase	11.500	Stated Income	460,000.00	460,000.00
Cash Out Refinance	5.990	Full/Alternative	302,000.00
Cash Out Refinance	5.990	Easy	730,000.00
Cash Out Refinance	6.700	Full/Alternative	530,000.00		20100301	4.328	3.000	1.500	12.700	6.700
Cash Out Refinance	7.850	Full/Alternative	227,000.00		20090301	5.478	3.000	1.500	13.850	7.850
Cash Out Refinance	7.750	Full/Alternative	350,000.00
Cash Out Refinance	6.000	Full/Alternative	340,000.00
Purchase	8.350	Stated Income	286,000.00	286,000.00	20090301	5.978	3.000	1.500	14.350	8.350
Cash Out Refinance	9.000	Full/Alternative	161,000.00		20090301	6.628	3.000	1.500	15.000	9.000
Cash Out Refinance	5.990	Full/Alternative	480,000.00
Cash Out Refinance	6.600	Full/Alternative	385,000.00		20100301	4.228	3.000	1.500	12.600	6.600
Purchase	11.500	Stated Income	583,000.00	583,000.00
Cash Out Refinance	6.800	Full/Alternative	135,000.00
Cash Out Refinance	9.100	Full/Alternative	490,000.00		20090301	6.728	3.000	1.500	15.100	9.100

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	6.400	Full/Alternative	139,000.00
Cash Out Refinance	7.990	Stated Income	315,000.00		20090301	5.618	3.000	1.500	13.990	7.990
Purchase	7.250	Full/Alternative	350,000.00	350,000.00	20090301	4.878	3.000	1.500	13.250	7.250
Cash Out Refinance	6.350	Full/Alternative	943,000.00
Cash Out Refinance	7.500	Full/Alternative	216,000.00		20100301	5.128	3.000	1.500	13.500	7.500
Cash Out Refinance	10.300	Full/Alternative	530,000.00
Cash Out Refinance	6.550	Full/Alternative	350,000.00
Cash Out Refinance	8.800	Full/Alternative	690,000.00		20090301	6.428	3.000	1.500	14.800	8.800
Purchase	7.650	Full/Alternative	375,000.00	375,000.00	20090301	5.278	3.000	1.500	13.650	7.650
Cash Out Refinance	6.400	Full/Alternative	590,000.00
Purchase	8.700	Full/Alternative	161,000.00	161,000.00	20090301	6.328	3.000	1.500	14.700	8.700
Purchase	12.325	Full/Alternative	375,000.00	375,000.00
Purchase	11.475	Full/Alternative	161,000.00	161,000.00
Cash Out Refinance	8.490	Stated Income	300,000.00		20090301	6.118	3.000	1.500	14.490	8.490
Cash Out Refinance	7.070	Full/Alternative	535,000.00
Cash Out Refinance	6.250	Full/Alternative	171,000.00
Cash Out Refinance	7.650	Full/Alternative	305,000.00		20100301	5.278	3.000	1.500	13.650	7.650
Cash Out Refinance	6.990	Full/Alternative	380,000.00
Cash Out Refinance	6.800	Full/Alternative	124,900.00		20090301	4.428	3.000	1.500	12.800	6.800
Cash Out Refinance	6.150	Stated Income	790,000.00		20090301	3.778	3.000	1.500	12.150	6.150
Cash Out Refinance	7.750	Full/Alternative	260,000.00		20090301	5.378	3.000	1.500	13.750	7.750
Cash Out Refinance	6.650	Full/Alternative	216,000.00
Cash Out Refinance	6.050	Full/Alternative	320,000.00
Purchase	9.650	Full/Alternative	249,000.00	249,000.00	20090201	6.990	3.000	1.500	15.650	9.650
Cash Out Refinance	7.400	Stated Income	430,000.00
Cash Out Refinance	5.990	Full/Alternative	275,000.00
Cash Out Refinance	6.150	Full/Alternative	249,000.00		20090301	3.778	3.000	1.500	12.150	6.150
Cash Out Refinance	8.300	Stated Income	560,000.00		20090301	5.928	3.000	1.500	14.300	8.300
Cash Out Refinance	5.990	Full/Alternative	496,000.00
Cash Out Refinance	8.600	Full/Alternative	200,000.00		20100301	6.228	3.000	1.500	14.600	8.600
Purchase	9.250	Full/Alternative	117,650.00	117,650.00	20090301	6.878	3.000	1.500	15.250	9.250
Cash Out Refinance	10.250	Full/Alternative	283,000.00		20090301	6.990	3.000	1.500	16.250	10.250
Cash Out Refinance	6.650	Full/Alternative	665,000.00
Cash Out Refinance	10.300	Full/Alternative	665,000.00
Cash Out Refinance	7.700	Full/Alternative	232,000.00
Cash Out Refinance	9.200	Full/Alternative	252,000.00		20090301	6.828	3.000	1.500	15.200	9.200
Cash Out Refinance	8.470	Full/Alternative	81,000.00
Cash Out Refinance	7.200	Full/Alternative	560,000.00		20100301	4.828	3.000	1.500	13.200	7.200
Cash Out Refinance	8.750	Stated Income	620,000.00		20100301	6.378	3.000	1.500	14.750	8.750
Cash Out Refinance	5.990	Full/Alternative	300,000.00

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	7.400	Full/Alternative	300,000.00
Cash Out Refinance	10.990	Stated Income	620,000.00
Cash Out Refinance	8.250	Stated Income	295,000.00		20100301	5.878	3.000	1.500	14.250	8.250
Cash Out Refinance	6.750	Full/Alternative	265,000.00		20090301	4.378	3.000	1.500	12.750	6.750
Purchase	6.500	Full/Alternative	445,000.00	445,000.00	20090301	4.128	3.000	1.500	12.500	6.500
Cash Out Refinance	7.850	Full/Alternative	464,000.00		20090301	5.478	3.000	1.500	13.850	7.850
Purchase	10.025	Full/Alternative	445,000.00	445,000.00
Cash Out Refinance	12.325	Full/Alternative	464,000.00
Cash Out Refinance	5.990	Full/Alternative	538,000.00
Cash Out Refinance	6.850	Full/Alternative	470,000.00
Cash Out Refinance	5.990	Full/Alternative	442,000.00
Cash Out Refinance	7.750	Full/Alternative	280,000.00		20090301	5.378	3.000	1.500	13.750	7.750
Cash Out Refinance	10.275	Full/Alternative	442,000.00
Cash Out Refinance	9.650	Full/Alternative	340,000.00
Cash Out Refinance	8.000	Full/Alternative	150,000.00
Cash Out Refinance	5.990	Full/Alternative	298,000.00
Purchase	8.700	Stated Income	190,000.00	190,000.00	20090301	6.317	3.000	1.500	14.700	8.700
Cash Out Refinance	8.300	Full/Alternative	513,400.00
Cash Out Refinance	10.750	Stated Income	137,000.00		20090301	6.990	3.000	1.500	16.750	10.750
Cash Out Refinance	9.240	Stated Income	475,000.00		20090301	6.857	3.000	1.500	15.240	9.240
Cash Out Refinance	7.950	Full/Alternative	205,000.00		20090301	5.567	3.000	1.500	13.950	7.950
Cash Out Refinance	7.600	Full/Alternative	198,000.00		20100301	5.217	3.000	1.500	13.600	7.600
Cash Out Refinance	6.400	Full/Alternative	275,000.00
Purchase	8.100	Full/Alternative	204,000.00	204,000.00	20090301	5.717	3.000	1.500	14.100	8.100
Purchase	7.650	Full/Alternative	162,000.00	162,000.00
Purchase	7.550	Full/Alternative	578,000.00	578,000.00	20090301	6.990	3.000	1.500	13.550	7.550
Cash Out Refinance	7.850	Full/Alternative	395,000.00
Cash Out Refinance	6.250	Stated Income	840,000.00
Cash Out Refinance	5.990	Full/Alternative	497,000.00
Purchase	10.175	Full/Alternative	578,000.00	578,000.00
Purchase	9.990	Full/Alternative	162,000.00	162,000.00
Cash Out Refinance	8.300	Full/Alternative	268,500.00		20090301	6.990	3.000	1.500	14.300	8.300
Cash Out Refinance	5.990	Full/Alternative	179,000.00
Purchase	9.100	Full/Alternative	100,000.00	100,000.00	20100301	6.717	3.000	1.500	15.100	9.100
Cash Out Refinance	9.250	Easy	235,000.00		20090301	5.750	3.000	1.500	15.250	9.250
Cash Out Refinance	8.100	Stated Income	274,000.00		20090301	5.717	3.000	1.500	14.100	8.100
Purchase	7.550	Full/Alternative	257,000.00	257,000.00	20090301	5.167	3.000	1.500	13.550	7.550
Cash Out Refinance	9.100	Stated Income	150,000.00		20090301	6.990	3.000	1.500	15.100	9.100
Cash Out Refinance	9.900	Easy	200,000.00
Purchase	12.125	Full/Alternative	257,000.00	257,000.00

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	9.550	Full/Alternative	375,000.00		20090301	6.990	3.000	1.500	15.550	9.550
Cash Out Refinance	11.500	Stated Income	274,000.00
Purchase	6.450	Full/Alternative	260,000.00	275,000.00
Purchase	9.650	Full/Alternative	225,450.00	225,450.00	20090301	6.990	3.000	1.500	15.650	9.650
Cash Out Refinance	6.050	Full/Alternative	390,000.00
Cash Out Refinance	8.990	Stated Income	430,000.00		20090301	6.607	3.000	1.500	14.990	8.990
Cash Out Refinance	9.700	Full/Alternative	160,000.00		20100301	6.990	3.000	1.500	15.700	9.700
Cash Out Refinance	7.900	Full/Alternative	260,000.00		20090301	6.990	3.000	1.500	13.900	7.900
Cash Out Refinance	6.500	Full/Alternative	375,000.00
Cash Out Refinance	6.400	Full/Alternative	510,000.00
Cash Out Refinance	13.100	Full/Alternative	510,000.00
Cash Out Refinance	5.990	Full/Alternative	615,000.00
Cash Out Refinance	9.150	Full/Alternative	400,000.00		20100301	6.767	3.000	1.500	15.150	9.150
Cash Out Refinance	10.025	Full/Alternative	615,000.00
Cash Out Refinance	10.300	Full/Alternative	255,000.00		20090301	6.990	3.000	1.500	16.300	10.300
Purchase	10.050	Stated Income	333,000.00	333,000.00	20090301	6.990	3.000	1.500	16.050	10.050
Cash Out Refinance	6.500	Full/Alternative	950,000.00		20100301	4.117	3.000	1.500	12.500	6.500
Purchase	6.750	Full/Alternative	197,000.00	197,000.00	20100301	6.990	3.000	1.500	12.750	6.750
Cash Out Refinance	6.850	Full/Alternative	635,000.00
Cash Out Refinance	7.550	Full/Alternative	380,000.00
Purchase	8.900	Full/Alternative	167,000.00	167,000.00	20090301	6.517	3.000	1.500	14.900	8.900
Purchase	10.175	Full/Alternative	197,000.00	197,000.00
Cash Out Refinance	6.100	Full/Alternative	354,000.00
Purchase	10.250	Full/Alternative	524,900.00	524,900.00
Cash Out Refinance	6.250	Full/Alternative	372,000.00
Cash Out Refinance	7.200	Easy	304,000.00		20090301	6.990	3.000	1.500	13.200	7.200
Cash Out Refinance	7.875	Full/Alternative	635,000.00		20090301	6.990	3.000	1.500	13.875	7.875
Purchase	6.400	Full/Alternative	464,000.00	464,000.00	20100301	4.017	3.000	1.500	12.400	6.400
Cash Out Refinance	13.600	Full/Alternative	370,000.00
Cash Out Refinance	8.800	Full/Alternative	255,000.00		20090301	6.417	3.000	1.500	14.800	8.800
Cash Out Refinance	6.450	Full/Alternative	363,000.00
Cash Out Refinance	7.100	Stated Income	310,000.00
Cash Out Refinance	9.200	Stated Income	140,000.00		20090301	5.990	3.000	1.500	15.200	9.200
Cash Out Refinance	5.990	Full/Alternative	227,000.00
Cash Out Refinance	6.650	Full/Alternative	255,000.00
Cash Out Refinance	7.350	Full/Alternative	132,500.00
Cash Out Refinance	7.100	Stated Income	280,000.00
Cash Out Refinance	6.850	Full/Alternative	660,000.00		20100301	4.467	3.000	1.500	12.850	6.850
Cash Out Refinance	8.250	Full/Alternative	245,000.00		20090301	5.500	3.000	1.500	14.250	8.250
Cash Out Refinance	7.300	Full/Alternative	560,000.00		20090301	4.917	3.000	1.500	13.300	7.300

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Purchase	11.725	Full/Alternative	204,000.00	204,000.00
Purchase	6.450	Stated Income	364,000.00	364,000.00
Purchase	8.000	Stated Income	310,000.00	310,000.00	20090301	6.990	3.000	1.500	14.000	8.000
Cash Out Refinance	8.150	Full/Alternative	245,000.00		20090301	5.767	3.000	1.500	14.150	8.150
Purchase	9.200	Full/Alternative	153,500.00	153,500.00	20100301	6.817	3.000	1.500	15.200	9.200
Cash Out Refinance	5.990	Full/Alternative	235,000.00
Cash Out Refinance	8.200	Stated Income	635,000.00
Cash Out Refinance	7.450	Full/Alternative	240,000.00		20090301	5.067	3.000	1.500	13.450	7.450
Cash Out Refinance	6.450	Full/Alternative	190,000.00
Cash Out Refinance	6.600	Full/Alternative	150,000.00
Cash Out Refinance	9.700	Full/Alternative	185,000.00		20090301	6.990	3.000	1.500	15.700	9.700
Purchase	7.850	Full/Alternative	400,000.00	400,000.00	20090301	5.467	3.000	1.500	13.850	7.850
Cash Out Refinance	6.450	Full/Alternative	725,000.00
Cash Out Refinance	7.200	Full/Alternative	740,000.00
Rate/Term Refinance	7.990	Full/Alternative	165,000.00		20090301	5.700	3.000	1.500	13.990	7.990
Cash Out Refinance	7.950	Full/Alternative	440,000.00		20090301	5.567	3.000	1.500	13.950	7.950
Cash Out Refinance	9.550	Full/Alternative	250,000.00		20090301	6.990	3.000	1.500	15.550	9.550
Cash Out Refinance	8.250	Full/Alternative	250,000.00		20090301	5.500	3.000	1.500	14.250	8.250
Cash Out Refinance	6.300	Stated Income	560,000.00
Cash Out Refinance	8.550	Full/Alternative	140,000.00		20090301	6.167	3.000	1.500	14.550	8.550
Purchase	9.700	Stated Income	545,000.00	545,000.00	20090301	6.990	3.000	1.500	15.700	9.700
Purchase	8.800	Full/Alternative	369,990.00	369,990.00	20090301	6.417	3.000	1.500	14.800	8.800
Cash Out Refinance	6.200	Stated Income	600,000.00
Cash Out Refinance	7.150	Full/Alternative	620,000.00		20090301	4.767	3.000	1.500	13.150	7.150
Cash Out Refinance	6.220	Full/Alternative	1,200,000.00		20100301	3.837	3.000	1.500	12.220	6.220
Cash Out Refinance	7.100	Stated Income	375,000.00
Cash Out Refinance	8.350	Full/Alternative	195,000.00		20090301	5.967	3.000	1.500	14.350	8.350
Cash Out Refinance	6.450	Full/Alternative	115,000.00		20090301	4.067	3.000	1.500	12.450	6.450
Cash Out Refinance	7.150	Stated Income	462,000.00		20090301	4.767	3.000	1.500	13.150	7.150
Cash Out Refinance	6.490	Easy	690,000.00
Cash Out Refinance	6.950	Full/Alternative	305,000.00		20100301	6.990	3.000	1.500	12.950	6.950
Cash Out Refinance	6.750	Full/Alternative	245,000.00
Cash Out Refinance	10.300	Full/Alternative	620,000.00
Purchase	6.250	Full/Alternative	775,000.00	775,000.00	20090301	3.867	3.000	1.500	12.250	6.250
Purchase	8.900	Full/Alternative	200,000.00	200,000.00	20090301	6.517	3.000	1.500	14.900	8.900
Purchase	10.300	Full/Alternative	775,000.00	775,000.00
Purchase	7.050	Full/Alternative	420,000.00	420,000.00	20090301	4.667	3.000	1.500	13.050	7.050
Cash Out Refinance	6.600	Full/Alternative	466,500.00		20100301	4.217	3.000	1.500	12.600	6.600
Cash Out Refinance	6.800	Full/Alternative	194,000.00		20100301	4.417	3.000	1.500	12.800	6.800
Purchase	10.175	Full/Alternative	420,000.00	420,000.00

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	7.750	Stated Income	320,000.00
Cash Out Refinance	7.900	Full/Alternative	132,000.00
Cash Out Refinance	6.970	Full/Alternative	255,000.00
Cash Out Refinance	8.500	Full/Alternative	605,000.00		20090301	6.117	3.000	1.500	14.500	8.500
Cash Out Refinance	5.990	Full/Alternative	400,000.00
Cash Out Refinance	6.350	Full/Alternative	410,000.00		20090301	3.967	3.000	1.500	12.350	6.350
Cash Out Refinance	5.990	Full/Alternative	1,022,000.00
Cash Out Refinance	8.990	Stated Income	230,000.00		20090301	6.607	3.000	1.500	14.990	8.990
Cash Out Refinance	8.100	Full/Alternative	410,000.00		20090301	5.750	3.000	1.500	14.100	8.100
Cash Out Refinance	6.500	Full/Alternative	430,000.00		20100301	4.117	3.000	1.500	12.500	6.500
Cash Out Refinance	7.900	Stated Income	285,000.00		20090301	5.517	3.000	1.500	13.900	7.900
Purchase	8.350	Full/Alternative	125,000.00	125,000.00	20100301	5.967	3.000	1.500	14.350	8.350
Purchase	11.475	Full/Alternative	125,000.00	125,000.00
Purchase	8.320	Full/Alternative	165,000.00	165,000.00	20090301	5.937	3.000	1.500	14.320	8.320
Cash Out Refinance	8.300	Full/Alternative	218,000.00		20090301	5.917	3.000	1.500	14.300	8.300
Cash Out Refinance	7.690	Full/Alternative	220,000.00		20100301	5.307	3.000	1.500	13.690	7.690
Purchase	8.850	Full/Alternative	228,900.00	228,900.00	20100301	6.467	3.000	1.500	14.850	8.850
Purchase	8.750	Full/Alternative	126,100.00	126,100.00	20090301	6.367	3.000	1.500	14.750	8.750
Purchase	12.325	Full/Alternative	228,900.00	228,900.00
Purchase	8.200	Full/Alternative	109,000.00	109,000.00	20090301	5.817	3.000	1.500	14.200	8.200
Cash Out Refinance	7.500	Full/Alternative	124,000.00		20090301	5.117	3.000	1.500	13.500	7.500
Cash Out Refinance	12.325	Full/Alternative	218,000.00
Cash Out Refinance	8.450	Easy	262,000.00		20100301	6.067	3.000	1.500	14.450	8.450
Cash Out Refinance	8.350	Full/Alternative	225,000.00		20090301	5.967	3.000	1.500	14.350	8.350
Cash Out Refinance	6.750	Full/Alternative	210,000.00
Cash Out Refinance	7.350	Full/Alternative	430,000.00
Cash Out Refinance	9.100	Full/Alternative	258,000.00		20100301	6.717	3.000	1.500	15.100	9.100
Purchase	11.480	Full/Alternative	109,000.00	109,000.00
Cash Out Refinance	6.800	Full/Alternative	610,000.00
Cash Out Refinance	7.450	Full/Alternative	350,000.00		20100301	5.067	3.000	1.500	13.450	7.450
Cash Out Refinance	9.400	Full/Alternative	66,000.00		20090301	6.990	3.000	1.500	15.400	9.400
Cash Out Refinance	7.300	Full/Alternative	550,000.00
Cash Out Refinance	5.950	Full/Alternative	220,000.00		20090301	3.567	3.000	1.500	11.950	5.950
Purchase	7.750	Full/Alternative	233,000.00	233,000.00	20090301	5.367	3.000	1.500	13.750	7.750
Cash Out Refinance	6.150	Full/Alternative	380,000.00
Cash Out Refinance	6.900	Full/Alternative	610,000.00		20090301	4.517	3.000	1.500	12.900	6.900
Purchase	7.450	Full/Alternative	265,000.00	265,000.00
Cash Out Refinance	10.750	Full/Alternative	300,000.00		20090301	6.990	3.000	1.500	16.750	10.750
Cash Out Refinance	7.950	Full/Alternative	183,000.00		20090301	5.567	3.000	1.500	13.950	7.950
Purchase	10.275	Full/Alternative	233,000.00	233,000.00

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Rate/Term Refinance	6.100	Stated Income	860,000.00
Purchase	6.500	Full/Alternative	392,790.00	392,790.00
Cash Out Refinance	8.750	Full/Alternative	148,500.00		20090301	6.367	3.000	1.500	14.750	8.750
Purchase	9.825	Full/Alternative	392,790.00	392,790.00
Cash Out Refinance	8.550	Full/Alternative	245,000.00		20090301	5.500	3.000	1.500	14.550	8.550
Cash Out Refinance	6.750	Full/Alternative	460,000.00		20100301	4.367	3.000	1.500	12.750	6.750
Purchase	8.000	Full/Alternative	375,825.00	375,825.00	20090301	5.617	3.000	1.500	14.000	8.000
Cash Out Refinance	6.990	Full/Alternative	269,000.00
Cash Out Refinance	6.100	Full/Alternative	925,000.00		20090301	3.717	3.000	1.500	12.100	6.100
Cash Out Refinance	10.025	Full/Alternative	269,000.00
Purchase	9.750	Full/Alternative	121,400.00	121,400.00	20100301	6.990	3.000	1.500	15.750	9.750
Cash Out Refinance	12.325	Full/Alternative	245,000.00
Cash Out Refinance	6.000	Stated Income	605,000.00
Cash Out Refinance	5.990	Full/Alternative	388,000.00
Cash Out Refinance	6.150	Full/Alternative	373,000.00
Purchase	6.990	Stated Income	600,000.00	600,000.00	20100301	4.607	3.000	1.500	12.990	6.990
Cash Out Refinance	11.475	Full/Alternative	254,000.00
Purchase	7.690	Full/Alternative	169,000.00	169,000.00
Cash Out Refinance	6.350	Full/Alternative	500,000.00
Cash Out Refinance	6.990	Stated Income	230,000.00		20090301	4.607	3.000	1.500	12.990	6.990
Cash Out Refinance	6.050	Stated Income	711,000.00
Cash Out Refinance	10.275	Full/Alternative	355,000.00
Purchase	9.550	Full/Alternative	138,700.00	138,700.00	20100301	6.990	3.000	1.500	15.550	9.550
Purchase	8.700	Full/Alternative	169,500.00	169,500.00	20100301	6.317	3.000	1.500	14.700	8.700
Cash Out Refinance	7.950	Full/Alternative	305,000.00
Purchase	11.475	Full/Alternative	169,500.00	169,500.00
Purchase	8.100	Full/Alternative	310,000.00	310,000.00	20090301	5.717	3.000	1.500	14.100	8.100
Purchase	7.850	Full/Alternative	470,000.00	470,000.00
Purchase	6.800	Full/Alternative	350,000.00	350,000.00	20090301	4.417	3.000	1.500	12.800	6.800
Purchase	10.300	Full/Alternative	470,000.00	470,000.00
Purchase	11.475	Full/Alternative	310,000.00	310,000.00
Cash Out Refinance	8.250	Stated Income	265,000.00		20090301	5.867	3.000	1.500	14.250	8.250
Cash Out Refinance	5.990	Full/Alternative	790,000.00
Cash Out Refinance	7.400	Full/Alternative	219,000.00		20090301	5.017	3.000	1.500	13.400	7.400
Cash Out Refinance	8.550	Stated Income	295,000.00		20090301	6.167	3.000	1.500	14.550	8.550
Cash Out Refinance	6.600	Full/Alternative	370,000.00
Cash Out Refinance	6.600	Full/Alternative	415,000.00
Purchase	7.650	Full/Alternative	399,900.00	399,900.00	20090301	5.267	3.000	1.500	13.650	7.650
Purchase	11.725	Full/Alternative	399,900.00	399,900.00
Purchase	7.300	Full/Alternative	440,000.00	440,000.00	20090301	4.917	3.000	1.500	13.300	7.300

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	11.500	Full/Alternative	219,000.00
Cash Out Refinance	11.800	Full/Alternative	268,000.00		20090301	6.990	3.000	1.500	17.800	11.800
Cash Out Refinance	8.450	Full/Alternative	220,000.00		20090301	6.067	3.000	1.500	14.450	8.450
Cash Out Refinance	7.650	Full/Alternative	210,000.00
Cash Out Refinance	5.990	Full/Alternative	295,000.00
Cash Out Refinance	8.900	Stated Income	470,000.00		20090301	6.517	3.000	1.500	14.900	8.900
Cash Out Refinance	9.500	Full/Alternative	280,000.00		20090301	6.990	3.000	1.500	15.500	9.500
Purchase	7.700	Full/Alternative	340,000.00	340,000.00	20090301	5.317	3.000	1.500	13.700	7.700
Purchase	11.475	Full/Alternative	340,000.00	340,000.00
Purchase	11.450	Full/Alternative	169,000.00	169,000.00
Cash Out Refinance	9.880	Full/Alternative	208,000.00
Cash Out Refinance	8.500	Stated Income	260,000.00		20090301	5.500	3.000	1.500	14.500	8.500
Cash Out Refinance	10.775	Full/Alternative	675,000.00
Cash Out Refinance	8.250	Full/Alternative	580,000.00
Purchase	7.650	Full/Alternative	344,000.00	344,000.00	20090301	5.267	3.000	1.500	13.650	7.650
Cash Out Refinance	5.990	Stated Income	840,000.00
Cash Out Refinance	7.750	Full/Alternative	218,500.00		20090301	5.367	3.000	1.500	13.750	7.750
Purchase	11.475	Full/Alternative	344,000.00	344,000.00
Purchase	7.650	Full/Alternative	237,862.00	237,862.00	20090301	5.267	3.000	1.500	13.650	7.650
Cash Out Refinance	7.250	Full/Alternative	178,000.00
Cash Out Refinance	9.550	Full/Alternative	85,000.00		20100301	6.990	3.000	1.500	15.550	9.550
Purchase	6.850	Full/Alternative	176,000.00	176,000.00	20120301	4.467	3.000	1.500	12.850	6.850
Purchase	12.575	Full/Alternative	350,000.00	350,000.00
Cash Out Refinance	8.950	Full/Alternative	350,000.00		20100301	6.567	3.000	1.500	14.950	8.950
Purchase	10.450	Stated Income	180,000.00	180,000.00	20090301	6.990	3.000	1.500	16.450	10.450
Cash Out Refinance	11.475	Full/Alternative	350,000.00
Cash Out Refinance	6.050	Full/Alternative	410,000.00
Purchase	9.700	Full/Alternative	69,400.00	69,400.00	20090301	6.990	3.000	1.500	15.700	9.700
Cash Out Refinance	6.400	Full/Alternative	475,000.00
Cash Out Refinance	7.900	Full/Alternative	254,000.00
Cash Out Refinance	6.650	Full/Alternative	370,000.00
Cash Out Refinance	8.850	Full/Alternative	101,000.00		20100301	6.467	3.000	1.500	14.850	8.850
Cash Out Refinance	11.725	Full/Alternative	254,000.00
Purchase	10.300	Stated Income	200,000.00	200,000.00	20090301	6.990	3.000	1.500	16.300	10.300
Cash Out Refinance	7.860	Full/Alternative	330,000.00		20090301	5.477	3.000	1.500	13.860	7.860
Purchase	8.550	Full/Alternative	190,000.00	190,000.00	20090301	6.167	3.000	1.500	14.550	8.550
Purchase	9.990	Full/Alternative	176,000.00	176,000.00
Cash Out Refinance	11.200	Full/Alternative	200,000.00		20090301	6.990	3.000	1.500	17.200	11.200
Purchase	6.600	Full/Alternative	260,000.00	260,000.00	20100301	4.217	3.000	1.500	12.600	6.600
Purchase	10.300	Full/Alternative	260,000.00	260,000.00

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	9.000	Full/Alternative	122,000.00
Cash Out Refinance	7.375	Full/Alternative	634,000.00		20100301	4.992	3.000	1.500	13.375	7.375
Purchase	7.600	Easy	309,000.00	309,000.00	20090301	5.217	3.000	1.500	13.600	7.600
Cash Out Refinance	9.000	Full/Alternative	175,000.00		20090301	6.617	3.000	1.500	15.000	9.000
Purchase	10.725	Easy	309,000.00	309,000.00
Cash Out Refinance	6.490	Stated Income	690,000.00
Purchase	7.250	Full/Alternative	345,000.00	345,000.00	20090301	4.867	3.000	1.500	13.250	7.250
Cash Out Refinance	7.920	Full/Alternative	118,000.00		20090301	5.537	3.000	1.500	13.920	7.920
Cash Out Refinance	6.770	Full/Alternative	225,000.00
Cash Out Refinance	10.175	Full/Alternative	118,000.00
Cash Out Refinance	8.300	Full/Alternative	410,000.00		20090301	5.917	3.000	1.500	14.300	8.300
Purchase	10.025	Full/Alternative	345,000.00	345,000.00
Cash Out Refinance	8.750	Stated Income	340,000.00		20100301	6.367	3.000	1.500	14.750	8.750
Cash Out Refinance	7.250	Full/Alternative	216,000.00		20090301	4.867	3.000	1.500	13.250	7.250
Cash Out Refinance	6.550	Full/Alternative	227,000.00
Cash Out Refinance	9.150	Full/Alternative	370,000.00
Cash Out Refinance	9.450	Full/Alternative	135,000.00		20090301	6.990	3.000	1.500	15.450	9.450
Cash Out Refinance	8.850	Full/Alternative	220,910.00
Cash Out Refinance	8.900	Full/Alternative	192,500.00		20090301	6.517	3.000	1.500	14.900	8.900
Cash Out Refinance	7.500	Full/Alternative	97,500.00		20090301	5.117	3.000	1.500	13.500	7.500
Cash Out Refinance	7.250	Stated Income	291,000.00		20090301	4.867	3.000	1.500	13.250	7.250
Purchase	8.200	Stated Income	221,000.00	221,000.00	20090301	5.817	3.000	1.500	14.200	8.200
Cash Out Refinance	5.990	Full/Alternative	500,000.00
Cash Out Refinance	9.200	Stated Income	455,000.00		20090301	6.817	3.000	1.500	15.200	9.200
Purchase	8.450	Full/Alternative	164,000.00	164,000.00	20090301	6.067	3.000	1.500	14.450	8.450
Purchase	10.300	Full/Alternative	164,000.00	164,000.00
Cash Out Refinance	7.650	Stated Income	440,900.00		20090301	5.267	3.000	1.500	13.650	7.650
Cash Out Refinance	8.450	Stated Income	430,000.00		20090301	6.067	3.000	1.500	14.450	8.450
Cash Out Refinance	11.500	Stated Income	430,000.00
Cash Out Refinance	12.600	Full/Alternative	428,000.00
Cash Out Refinance	7.950	Full/Alternative	275,000.00		20090301	5.567	3.000	1.500	13.950	7.950
Cash Out Refinance	7.650	Full/Alternative	324,000.00		20090301	5.267	3.000	1.500	13.650	7.650
Cash Out Refinance	5.990	Full/Alternative	507,000.00
Purchase	9.950	Stated Income	309,187.00	309,187.00	20100301	6.990	3.000	1.500	15.950	9.950
Cash Out Refinance	9.850	Stated Income	120,000.00
Cash Out Refinance	7.750	Stated Income	200,000.00		20090301	5.367	3.000	1.500	13.750	7.750
Cash Out Refinance	7.150	Full/Alternative	170,000.00		20090301	4.767	3.000	1.500	13.150	7.150
Cash Out Refinance	7.800	Stated Income	220,000.00		20090301	5.417	3.000	1.500	13.800	7.800
Purchase	8.750	Full/Alternative	380,000.00	380,000.00	20090301	6.367	3.000	1.500	14.750	8.750
Cash Out Refinance	8.700	Full/Alternative	765,000.00		20090301	6.317	3.000	1.500	14.700	8.700

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	11.500	Full/Alternative	85,000.00		20090301	6.990	3.000	1.500	17.500	11.500
Cash Out Refinance	7.450	Full/Alternative	160,000.00
Rate/Term Refinance	9.750	Full/Alternative	220,000.00		20100301	6.990	3.000	1.500	15.750	9.750
Purchase	8.850	Full/Alternative	595,000.00	595,000.00	20120301	6.467	3.000	1.500	14.850	8.850
Purchase	12.325	Full/Alternative	595,000.00	595,000.00
Cash Out Refinance	8.350	Full/Alternative	175,000.00
Purchase	8.650	Full/Alternative	107,500.00	107,500.00	20090301	6.267	3.000	1.500	14.650	8.650
Cash Out Refinance	6.500	Full/Alternative	613,000.00		20090301	4.117	3.000	1.500	12.500	6.500
Cash Out Refinance	8.100	Full/Alternative	450,000.00		20090301	5.717	3.000	1.500	14.100	8.100
Cash Out Refinance	12.325	Full/Alternative	275,000.00
Cash Out Refinance	6.900	Full/Alternative	244,000.00
Cash Out Refinance	9.400	Full/Alternative	93,000.00
Cash Out Refinance	6.500	Full/Alternative	202,000.00
Cash Out Refinance	5.990	Full/Alternative	265,000.00
Cash Out Refinance	6.050	Full/Alternative	445,000.00
Cash Out Refinance	7.500	Stated Income	920,000.00		20100301	5.117	3.000	1.500	13.500	7.500
Cash Out Refinance	6.000	Full/Alternative	300,000.00		20090301	3.617	3.000	1.500	12.000	6.000
Purchase	8.850	Easy	276,000.00	276,000.00	20090301	6.467	3.000	1.500	14.850	8.850
Cash Out Refinance	7.950	Full/Alternative	350,000.00
Cash Out Refinance	8.250	Full/Alternative	375,000.00		20090301	5.867	3.000	1.500	14.250	8.250
Cash Out Refinance	12.250	Stated Income	211,000.00		20090301	6.990	3.000	1.500	18.250	12.250
Cash Out Refinance	8.850	Full/Alternative	162,250.00		20100301	6.467	3.000	1.500	14.850	8.850
Cash Out Refinance	7.650	Full/Alternative	221,000.00		20090301	5.267	3.000	1.500	13.650	7.650
Purchase	9.650	Full/Alternative	175,000.00	175,000.00	20090301	6.990	3.000	1.500	15.650	9.650
Cash Out Refinance	8.250	Full/Alternative	196,500.00
Cash Out Refinance	10.525	Full/Alternative	1,070,000.00
Purchase	8.250	Full/Alternative	222,500.00	222,500.00	20090301	5.867	3.000	1.500	14.250	8.250
Cash Out Refinance	9.400	Stated Income	376,000.00		20090301	6.990	3.000	1.500	15.400	9.400
Cash Out Refinance	7.150	Full/Alternative	177,300.00		20090301	4.767	3.000	1.500	13.150	7.150
Purchase	5.700	Full/Alternative	239,800.00	239,800.00	20090301	3.317	3.000	1.500	11.700	5.700
Cash Out Refinance	8.850	Stated Income	280,000.00		20090301	6.467	3.000	1.500	14.850	8.850
Cash Out Refinance	7.350	Full/Alternative	415,000.00
Cash Out Refinance	7.950	Full/Alternative	180,000.00
Cash Out Refinance	6.250	Full/Alternative	215,000.00
Cash Out Refinance	7.330	Full/Alternative	225,000.00		20100301	4.947	3.000	1.500	13.330	7.330
Purchase	8.200	Full/Alternative	380,000.00	380,000.00	20090301	5.817	3.000	1.500	14.200	8.200
Purchase	10.300	Full/Alternative	239,800.00	239,800.00
Purchase	12.325	Full/Alternative	380,000.00	380,000.00
Cash Out Refinance	6.200	Full/Alternative	532,000.00
Purchase	6.900	Full/Alternative	610,000.00	610,000.00	20090301	4.517	3.000	1.500	12.900	6.900

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	9.100	Stated Income	365,000.00		20090301	6.717	3.000	1.500	15.100	9.100
Cash Out Refinance	7.600	Stated Income	180,000.00		20090301	5.217	3.000	1.500	13.600	7.600
Cash Out Refinance	6.050	Full/Alternative	250,000.00		20090301	3.667	3.000	1.500	12.050	6.050
Cash Out Refinance	6.990	Full/Alternative	255,000.00		20100301	4.607	3.000	1.500	12.990	6.990
Cash Out Refinance	6.600	Full/Alternative	415,000.00
Cash Out Refinance	8.850	Full/Alternative	191,000.00		20100301	6.467	3.000	1.500	14.850	8.850
Cash Out Refinance	10.250	Stated Income	162,500.00		20090301	6.990	3.000	1.500	16.250	10.250
Purchase	12.725	Full/Alternative	380,000.00	380,000.00
Cash Out Refinance	6.300	Full/Alternative	315,000.00
Purchase	9.250	Full/Alternative	185,000.00	185,000.00	20090301	6.867	3.000	1.500	15.250	9.250
Purchase	11.475	Full/Alternative	185,000.00	185,000.00
Cash Out Refinance	7.450	Full/Alternative	625,000.00		20090301	5.067	3.000	1.500	13.450	7.450
Cash Out Refinance	6.350	Full/Alternative	390,000.00
Cash Out Refinance	11.400	Full/Alternative	260,000.00		20090301	6.990	3.000	1.500	17.400	11.400
Cash Out Refinance	6.250	Full/Alternative	206,000.00
Cash Out Refinance	8.500	Full/Alternative	196,875.00		20090301	6.117	3.000	1.500	14.500	8.500
Cash Out Refinance	7.550	Stated Income	350,000.00		20090301	5.167	3.000	1.500	13.550	7.550
Purchase	7.850	Stated Income	157,900.00	157,900.00	20100301	5.467	3.000	1.500	13.850	7.850
Purchase	9.430	Full/Alternative	278,000.00	278,000.00	20090301	6.990	3.000	1.500	15.430	9.430
Cash Out Refinance	6.600	Full/Alternative	217,000.00
Cash Out Refinance	6.150	Full/Alternative	1,607,000.00
Cash Out Refinance	8.150	Full/Alternative	540,000.00		20091101	5.650	3.000	1.500	14.150	8.150
Purchase	7.400	Stated Income	375,000.00	375,000.00	20081201	4.977	3.000	1.500	13.400	7.400
Purchase	11.275	Stated Income	375,000.00	375,000.00
Purchase	8.600	Stated Income	270,000.00	270,000.00	20081201	6.200	3.000	1.500	14.600	8.600
Purchase	10.990	Stated Income	270,000.00	270,000.00
Cash Out Refinance	8.990	Stated Income	133,000.00		20081201	5.500	3.000	1.500	14.990	8.990
Purchase	6.990	Stated Income	365,000.00	365,000.00	20081201	4.590	3.000	1.500	12.990	6.990
Purchase	10.990	Stated Income	365,000.00	365,000.00
Cash Out Refinance	9.900	Full/Alternative	80,000.00		20090101	6.990	3.000	1.500	15.900	9.900
Cash Out Refinance	8.750	Full/Alternative	270,000.00		20090101	6.363	3.000	1.500	14.750	8.750
Purchase	9.400	Full/Alternative	257,000.00	257,000.00	20090101	6.990	3.000	1.500	15.400	9.400
Purchase	7.750	Full/Alternative	195,000.00	195,000.00	20100201	5.363	3.000	1.500	13.750	7.750
Purchase	11.475	Full/Alternative	195,000.00	195,000.00
Purchase	7.300	Stated Income	375,000.00	375,000.00	20090101	4.913	3.000	1.500	13.300	7.300
Purchase	11.075	Stated Income	375,000.00	375,000.00
Purchase	7.400	Stated Income	500,000.00	500,000.00	20090101	5.013	3.000	1.500	13.400	7.400
Purchase	6.500	Full/Alternative	220,000.00	220,000.00	20090201	4.113	3.000	1.500	12.500	6.500
Cash Out Refinance	6.300	Full/Alternative	575,000.00
Cash Out Refinance	8.950	Stated Income	425,000.00		20090201	6.578	3.000	1.500	14.950	8.950

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Purchase	6.990	Stated Income	480,000.00	480,000.00	20100201	4.618	3.000	1.500	12.990	6.990
Cash Out Refinance	7.500	Full/Alternative	241,000.00		20090201	5.128	3.000	1.500	13.500	7.500
Purchase	7.650	Full/Alternative	129,000.00	129,000.00	20100201	5.278	3.000	1.500	13.650	7.650
Purchase	10.025	Full/Alternative	395,000.00	395,000.00
Cash Out Refinance	7.500	Full/Alternative	241,000.00
Cash Out Refinance	8.690	Full/Alternative	230,000.00		20080901	6.110	3.000	1.500	14.690	8.690
Cash Out Refinance	6.250	Full/Alternative	650,000.00
Cash Out Refinance	7.600	Full/Alternative	220,000.00
Cash Out Refinance	5.500	Stated Income	585,000.00		20091201	3.077	3.000	1.500	11.500	5.500
Cash Out Refinance	7.250	Stated Income	245,000.00		20091201	4.850	3.000	1.500	13.250	7.250
Purchase	8.550	Full/Alternative	305,000.00	305,000.00	20080901	6.990	3.000	1.500	14.550	8.550
Cash Out Refinance	7.250	Full/Alternative	365,000.00		20090801	6.990	3.000	1.500	13.250	7.250
Purchase	7.450	Full/Alternative	517,985.00	517,985.00	20081001	5.014	3.000	1.500	13.450	7.450
Purchase	9.875	Full/Alternative	517,985.00	517,985.00
Purchase	10.950	Stated Income	305,000.00	305,000.00	20080901	6.990	3.000	1.500	16.950	10.950
Cash Out Refinance	7.350	Full/Alternative	380,000.00		20080901	4.770	3.000	1.500	13.350	7.350
Cash Out Refinance	10.200	Stated Income	530,000.00		20080901	6.990	3.000	1.500	16.200	10.200
Purchase	8.750	Full/Alternative	549,900.00	549,900.00	20080901	6.170	3.000	1.500	14.750	8.750
Cash Out Refinance	6.600	Full/Alternative	465,000.00
Purchase	8.150	Stated Income	395,061.00	395,061.00	20080901	5.570	3.000	1.500	14.150	8.150
Purchase	11.425	Stated Income	395,061.00
Cash Out Refinance	8.900	Full/Alternative	310,000.00		20081001	6.320	3.000	1.500	14.900	8.900
Cash Out Refinance	9.875	Full/Alternative	1,200,000.00		20080901	6.990	3.000	1.500	15.875	9.875
Purchase	7.750	Full/Alternative	368,000.00	368,000.00	20081001	5.170	3.000	1.500	13.750	7.750
Purchase	7.950	Full/Alternative	195,500.00	195,500.00
Purchase	9.875	Full/Alternative	195,500.00	195,500.00
Cash Out Refinance	6.950	Full/Alternative	450,000.00
Cash Out Refinance	6.430	Stated Income	850,000.00
Cash Out Refinance	7.700	Full/Alternative	520,000.00		20081001	5.120	3.000	1.500	13.700	7.700
Cash Out Refinance	8.450	Full/Alternative	220,000.00		20081001	5.950	3.000	1.500	14.450	8.450
Cash Out Refinance	5.850	Full/Alternative	1,000,000.00		20081001	3.350	3.000	1.500	11.850	5.850
Cash Out Refinance	8.050	Stated Income	495,000.00		20081201	5.550	3.000	1.500	14.050	8.050
Cash Out Refinance	9.500	Full/Alternative	200,000.00		20081101	6.990	3.000	1.500	15.500	9.500
Purchase	9.900	Stated Income	205,000.00	205,000.00	20091001	6.990	3.000	1.500	15.900	9.900
Cash Out Refinance	8.950	Full/Alternative	255,000.00		20081001	6.450	3.000	1.500	14.950	8.950
Cash Out Refinance	9.900	Stated Income	120,000.00		20081101	6.990	3.000	1.500	15.900	9.900
Cash Out Refinance	6.850	Full/Alternative	266,000.00		20091101	4.350	3.000	1.500	12.850	6.850
Cash Out Refinance	10.300	Full/Alternative	266,000.00
Purchase	7.600	Full/Alternative	125,845.00	125,845.00	20081101	5.100	3.000	1.500	13.600	7.600
Purchase	12.325	Full/Alternative	125,845.00	125,845.00

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Cash Out Refinance	7.550	Full/Alternative	550,000.00		20091201	5.050	3.000	1.500	13.550	7.550
Purchase	8.850	Stated Income	360,000.00	360,000.00	20081101	6.350	3.000	1.500	14.850	8.850
Cash Out Refinance	6.770	Full/Alternative	1,100,000.00
Cash Out Refinance	7.500	Full/Alternative	143,000.00
Cash Out Refinance	7.400	Full/Alternative	545,000.00		20081201	4.977	3.000	1.500	13.400	7.400
Cash Out Refinance	8.400	Stated Income	260,000.00		20091101	5.977	3.000	1.500	14.400	8.400
Cash Out Refinance	10.300	Full/Alternative	143,000.00
Cash Out Refinance	8.600	Full/Alternative	125,000.00		20081101	6.177	3.000	1.500	14.600	8.600
Purchase	8.550	Stated Income	492,000.00	492,000.00	20091101	6.127	3.000	1.500	14.550	8.550
Purchase	8.550	Stated Income	477,000.00	477,000.00	20091101	6.127	3.000	1.500	14.550	8.550
Cash Out Refinance	8.900	Full/Alternative	318,000.00		20081101	6.477	3.000	1.500	14.900	8.900
Cash Out Refinance	7.600	Full/Alternative	180,000.00		20091101	5.177	3.000	1.500	13.600	7.600
Purchase	9.250	Full/Alternative	129,900.00	129,900.00	20091101	6.827	3.000	1.500	15.250	9.250
Cash Out Refinance	7.950	Full/Alternative	92,000.00		20081101	5.527	3.000	1.500	13.950	7.950
Purchase	10.700	Stated Income	151,590.00	151,590.00	20081201	6.990	3.000	1.500	16.700	10.700
Cash Out Refinance	8.950	Full/Alternative	168,000.00		20081201	6.527	3.000	1.500	14.950	8.950
Cash Out Refinance	6.500	Full/Alternative	590,000.00		20081201	4.077	3.000	1.500	12.500	6.500
Cash Out Refinance	7.620	Full/Alternative	460,000.00		20091101	5.197	3.000	1.500	13.620	7.620
Cash Out Refinance	9.800	Full/Alternative	190,000.00		20081101	6.990	3.000	1.500	15.800	9.800
Purchase	9.350	Full/Alternative	255,000.00	255,000.00	20081101	6.927	3.000	1.500	15.350	9.350
Cash Out Refinance	8.800	Full/Alternative	775,000.00		20091101	6.377	3.000	1.500	14.800	8.800
Purchase	7.650	Full/Alternative	225,000.00	225,000.00	20081201	5.227	3.000	1.500	13.650	7.650
Purchase	11.475	Full/Alternative	225,000.00	225,000.00
Purchase	9.000	Stated Income	415,000.00	415,000.00	20081101	6.577	3.000	1.500	15.000	9.000
Cash Out Refinance	8.300	Full/Alternative	269,000.00		20091201	5.877	3.000	1.500	14.300	8.300
Cash Out Refinance	7.910	Full/Alternative	800,000.00
Cash Out Refinance	7.950	Stated Income	1,100,000.00		20080901	5.370	3.000	1.500	13.950	7.950
Purchase	6.750	Full/Alternative	675,000.00	675,000.00	20080901	4.170	3.000	1.500	12.750	6.750
Purchase	6.550	Full/Alternative	1,075,000.00	1,075,000.00	20081001	3.970	3.000	1.500	12.550	6.550
Cash Out Refinance	6.200	Stated Income	485,000.00
Cash Out Refinance	5.990	Full/Alternative	515,000.00
Cash Out Refinance	8.250	Full/Alternative	825,000.00		20081001	5.670	3.000	1.500	14.250	8.250
Cash Out Refinance	8.550	Full/Alternative	690,000.00
Purchase	8.175	Full/Alternative	1,750,000.00	1,750,000.00	20081001	5.739	3.000	1.500	14.175	8.175
Cash Out Refinance	6.750	Full/Alternative	1,890,000.00
Cash Out Refinance	6.190	Full/Alternative	888,000.00
Cash Out Refinance	7.100	Full/Alternative	575,000.00
Purchase	6.990	Full/Alternative	560,000.00	560,000.00
Cash Out Refinance	9.500	Stated Income	565,000.00		20081101	6.720	3.000	1.500	15.500	9.500
Cash Out Refinance	8.400	Stated Income	434,000.00		20091001	5.820	3.000	1.500	14.400	8.400

LOAN_PURP	ORIGINAL_RATE	DOCTYPE	ORIGINAL_APPRAISAL	SALES_PRICE	NEXT_RATE_ADJ_DATE	MARGIN	INIT_RATE_CAP	PER_RATE_CAP	MAX_RATE	MIN_RATE
Purchase	7.750	Full/Alternative	460,000.00	460,000.00	20091001	5.170	3.000	1.500	13.750	7.750
Cash Out Refinance	7.700	Full/Alternative	550,000.00
Cash Out Refinance	7.450	Full/Alternative	465,000.00		20091001	4.870	3.000	1.500	13.450	7.450
Purchase	9.650	Stated Income	150,000.00	150,000.00	20081001	6.990	3.000	1.500	15.650	9.650
Purchase	8.600	Full/Alternative	795,000.00	795,000.00	20081101	6.100	3.000	1.500	14.600	8.600
Cash Out Refinance	9.300	Stated Income	555,000.00		20091101	6.800	3.000	1.500	15.300	9.300
Cash Out Refinance	10.450	Full/Alternative	190,000.00		20081101	6.990	3.000	1.500	16.450	10.450
Cash Out Refinance	6.250	Full/Alternative	3,000,000.00

EXHIBIT C
FORM OF REQUEST FOR RELEASE
Wells Fargo Bank, N.A.
24 Executive Park, Suite 100
Irvine, California 92614
Attn: Mortgage Document Custody

Re:	Sale and Servicing Agreement, dated as of July 12, 2007, among Bear Stearns Asset Backed Securities I LLC, Newcastle Mortgage Securities Trust 2007-1, Nationstar Mortgage LLC, Wells Fargo Bank, N.A and The Bank of New York
             In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Sale and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.
Mortgage Loan Number:
Mortgagor Name, Address & Zip Code:
Reason for Requesting Documents (check one):

____	1.	Mortgage Paid in Full

____	2.	Foreclosure

____	3.	Substitution

____	4.	Other Liquidation

____	5.	Nonliquidation Reason: ______________________

By:

(authorized signer)

[Servicer] [Master Servicer]:

Address:

Date:
Custodian
Wells Fargo Bank, N.A.
Please acknowledge the execution of the above request by your signature and date below:

Signature	Date

Documents returned to Custodian:

Custodian	Date

EXHIBIT D-1
FORM OF CUSTODIAN’S INITIAL CERTIFICATION
[Date]
Newcastle Mortgage Securities Trust 2007-1
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19990-0001
Attention: Corporate Trust Administration
The Bank of New York,
101 Barclay Street, Floor 4W
New York, New York 10286
Bear Stearns Asset Backed Securities I LLC
383 Madison Avenue
New York, New York, 10179
Attention: General Counsel
Nationstar Mortgage LLC
350 Highland Drive
Lewisville, Texas 75067

Re:	Sale and Servicing Agreement, dated as of July 12, 2007, among Bear Stearns Asset Backed Securities I LLC, Newcastle Mortgage Securities Trust 2007-1, Nationstar Mortgage LLC, Wells Fargo Bank, N.A and The Bank of New York
Ladies and Gentlemen:
      In accordance with Section 2.01(i)-(vi) of the Sale and Servicing Agreement, the undersigned, as Custodian, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the Exception Report annexed hereto as not being covered by such certification) (i) all documents constituting part of such Mortgage File (other than such documents described in Section 2.01(vi) of the Sale and Servicing Agreement) required to be delivered to it pursuant to the Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (i), (iii), (x), (xi), (xii), (xviii) and (xxv) (but only as to Gross Margin and Maximum Mortgage Rate) of the definition of “Mortgage Loan Schedule” accurately reflects information set forth in the Mortgage File.
      The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in the Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan, or (iii) whether any Mortgage File included any of the documents specified in clause (vi) of Section 2.01 of the Sale and Servicing Agreement.
      Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Indenture.

WELLS FARGO BANK, N.A., as Custodian
By:
Name:
Title:

EXHIBIT D-2
FORM OF CUSTODIAN’S FINAL CERTIFICATION
[Date]
Newcastle Mortgage Securities Trust 2007-1
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19990-0001
Attention: Corporate Trust Administration
The Bank of New York,
101 Barclay Street, Floor 4W
New York, New York 10286
Bear Stearns Asset Backed Securities I LLC
383 Madison Avenue
New York, New York, 10179
Attention: General Counsel
Nationstar Mortgage LLC
350 Highland Drive
Lewisville, Texas 75067

Re:	Sale and Servicing Agreement, dated as of July 12, 2007, among Bear Stearns Asset Backed Securities I LLC, Newcastle Mortgage Securities Trust 2007-1, Nationstar Mortgage LLC, Wells Fargo Bank, N.A and The Bank of New York
Ladies and Gentlemen:
      In accordance with Section 2.01(i)-(vi) of the Sale and Servicing Agreement, the undersigned, as Custodian, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the Exception Report annexed hereto as not being covered by such certification) (i) all documents constituting part of such Mortgage File (other than such documents described in Section 2.01(vi) of the Sale and Servicing Agreement) required to be delivered to it pursuant to the Sale and Servicing Agreement are in its possession.
      The undersigned hereby certifies that as to each Mortgage Loan identified on the Mortgage Loan Schedule, other than any Mortgage Loan listed on Schedule I hereto, it has reviewed the documents listed above and has determined that each such document appears to be regular on its face and relates to such Mortgage Loan and, based on an examination of such documents, the information set forth in (i) of the definition of Mortgage Loan Schedule accurately reflects information in the Mortgage File.
      We have made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Sale and Servicing Agreement. We make no representations as to (i) the validity, legality, sufficiency, recordability, enforceability or genuineness of any of the documents contained in the Mortgage File pertaining to the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan or (iii) whether any Mortgage File includes any of the documents specified in clause (vi) of Section 2.01 of the Sale and Servicing Agreement.
      Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Agreements. This Certificate is qualified in all respects by the terms of said Agreements.

[CUSTODIAN]
By:
Name:
Title:

EXHIBIT E
FORM OF LOST NOTE AFFIDAVIT
     Personally appeared before me the undersigned authority to administer oaths, _____________________ who first being duly sworn deposes and says: Deponent is ___________________________ of ____________________________, successor by merger to _________________________ (“Seller”) and who has personal knowledge of the facts set out in this affidavit.
     On _______________________, ____________________________ did execute and deliver a promissory note in the principal amount of $___________________.
     That said note has been misplaced or lost through causes unknown and is presently lost and unavailable after diligent search has been made. Seller’s records show that an amount of principal and interest on said note is still presently outstanding, due, and unpaid, and Seller is still owner and holder in due course of said lost note.
     Seller executes this Affidavit for the purpose of inducing The Bank of New York, as indenture trustee on behalf of Newcastle Mortgage Securities Trust 2007-1, Asset-Backed Notes, Series 2007-1, to accept the transfer of the above described loan from Seller.
     Seller agrees to indemnify The Bank of New York harmless for any losses incurred by such parties resulting from the above described promissory note has been lost or misplaced.

By:

STATE OF	)
	)	SS:
COUNTY OF	)
     On this ______ day of ______________, 20_, before me, a Notary Public, in and for said County and State, appeared , who acknowledged the extension of the foregoing and who, having been duly sworn, states that any representations therein contained are true.
     Witness my hand and Notarial Seal this _________ day of 20_.
_________________________________
_________________________________
My commission expires __________________________

EXHIBIT F
FORM OF POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that The Bank of New York, a national banking association, having a place of business at ________________, as Indenture Trustee (and in no personal or other representative capacity), under the Sale and Servicing Agreement, dated July __, 2007, among Bear Stearns Asset Backed Securities I LLC, Newcastle Mortgage Securities Trust 2007-1, Nationstar Mortgage LLC, Wells Fargo Bank, N.A and The Bank of New York, as Indenture Trustee (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”; capitalized terms not defined herein have the definitions assigned to such terms in the Agreement), relating to Newcastle Mortgage Securities 2007-1, hereby appoints ______________________, in its capacity as the Servicer under the Agreement as the Indenture Trustee’s true and lawful Special Attorney-in-Fact, in the Indenture Trustee’s name, place and stead and for the Indenture Trustee’s benefit, but only in its capacity as Indenture Trustee aforesaid, to perform all acts and execute all documents as may be customary, necessary and appropriate to effectuate the following enumerated transactions in respect of any mortgage, deed of trust, promissory note or real estate owned from time to time owned (beneficially or in title, whether the Indenture Trustee is named therein as mortgagee or beneficiary or has become mortgagee or beneficiary by virtue of endorsement, assignment or other conveyance) or held by or registered to the Indenture Trustee (directly or through custodians or nominees), or in respect of which the Indenture Trustee has a security interest or other lien, all as provided under the Agreement and only to the extent the Indenture Trustee has an interest therein under the Agreement, and in respect of which the Servicer is acting as servicer pursuant to the Agreement (collectively the “Mortgage Documents”).
     This appointment shall apply to the following enumerated transactions under the Agreement only:
     1. The modification or re-recording of any Mortgage Document for the purpose of correcting it to conform to the original intent of the parties thereto or to correct title errors discovered after title insurance was issued and where such modification or re-recording does not adversely affect the lien under the Mortgage Document as insured.
     2. The subordination of the lien under a Mortgage Document to an easement in favor of a public utility company or a state or federal agency or unit with powers of eminent domain including, without limitation, the execution of partial satisfactions/releases, partial reconveyances and the execution of requests to trustees to accomplish same.
     3. The conveyance of the properties subject to a Mortgage Document to the applicable mortgage insurer, or the closing of the title to the property to be acquired as real estate so owned, or conveyance of title to real estate so owned.
     4. The completion of loan assumption and modification agreements in respect of Mortgage Documents.
     5. The full or partial satisfaction/release of a Mortgage Document or full conveyance upon payment and discharge of all sums secured thereby, including, without limitation, cancellation of the related note.
     6. The assignment of any Mortgage Document, in connection with the repurchase of the mortgage loan secured and evidenced thereby.
     7. The full assignment of a Mortgage Document upon payment and discharge of all sums secured thereby in conjunction with the refinancing thereof, including, without limitation, the assignment of the related note.

     8. With respect to a Mortgage Document, the foreclosure, the taking of a deed in lieu of foreclosure, or the completion of judicial or non-judicial foreclosure or termination, cancellation or rescission of any such foreclosure, including, without limitation, any and all of the following acts:
     a. the substitution of indenture trustee(s) serving under a deed of trust, in accordance with state law and the deed of trust;
     b. the preparation and issuance of statements of breach or non-performance;
     c. the preparation and filing of notices of default and/or notices of sale;
     d. the cancellation/rescission of notices of default and/or notices of sale;
     e. the taking of a deed in lieu of foreclosure; and
     f. the preparation and execution of such other documents and performance of such other actions as may be necessary under the terms of the Mortgage Document or state law to expeditiously complete said transactions in paragraphs 8(a) through 8(e), above.
     9. Demand, sue for, recover, collection and receive each and every sum of money, debt, account and interest (which now is, or hereafter shall become due and payable) belonging to or claimed by the Indenture Trustee under the Mortgage Documents, and to use or take any lawful means for recovery thereof by legal process or otherwise.
     10. Endorse on behalf of the Indenture Trustee all checks, drafts and/or negotiable instruments made payable to the Indenture Trustee in respect of the Mortgage Documents.
     The Indenture Trustee gives the Special Attorney-in-Fact full power and authority to execute such instruments and to do and perform all and every act and thing necessary and proper to carry into effect the power or powers granted by this Limited Power of Attorney, subject to the terms and conditions set forth in the Agreement including the standard of care applicable to servicers in the Agreement, and hereby does ratify and confirm to what such Special Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.
     This Power of Attorney is effective for one (1) year from the date hereof or the earlier of (i) revocation by the Indenture Trustee, (ii) the Attorney shall no longer be retained on behalf of the Indenture Trustee or an affiliate of the Indenture Trustee; or (iii) the expiration of one year from the date of execution.
     The authority granted to the attorney-in-fact by the Power of Attorney is not transferable to any other party or entity.
     This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflicts of law principles.
     IN WITNESS WHEREOF, the Indenture Trustee has caused its corporate name and seal to be hereto signed and affixed and these presents to be acknowledged by its duly elected and authorized officer this ______ day of _________, 200__.

THE BANK OF NEW YORK, as Indenture Trustee
By:
Name:
Title:

WITNESS:
By:
Name:
Title:

WITNESS:
By:
Name:
Title:

STATE OF NEW YORK
ss:
COUNTY OF NEW YORK
     On _______________, 2007, before me, the undersigned, a Notary Public in and for said state, personally appeared _______________________, personally known to me to be the person whose name is subscribed to the within instrument and to be a duly authorized and acting Senior Vice President of The Bank of New York and such person acknowledged to me that such person executed the within instrument in such person’s authorized capacity as a Senior Vice President of The Bank of New York, and that by such signature on the within instrument the entity upon behalf of which such person acted executed the instrument.
     WITNESS my hand and official seal.

      Notary Public

EXHIBIT G-1
FORM OF CERTIFICATION TO BE PROVIDED BY THE SERVICER TO THE MASTER SERVICER
Certification

Re:	Newcastle Mortgage Securities Trust 2007-1 (the “Trust” or the “Issuing Entity”) Asset-Backed Notes, Series 2007-1
       I, [identify the certifying individual], certify, that:
          (i) 1. I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Company’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the Depositor and the Master Servicer pursuant to the Agreement (collectively, the “Company Servicing Information”);
          (ii) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;
          (iii) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the Depositor and the Master Servicer;
          (iv) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and
          (v) The Compliance Statement required to be delivered by the Company pursuant to this Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to the Depositor and the Master Servicer. Any material instances of noncompliance described in such reports have been disclosed to the Depositor and the Master Servicer. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.
Date: ___________________

NATIONSTAR MORTGAGE LLC
By:
Name:
Title:
Date:

EXHIBIT G-2
FORM CERTIFICATION TO BE PROVIDED BY THE MASTER SERVICER
WITH FORM 10-K
Newcastle Mortgage Securities Trust 2007-1 (the “Trust” or the “Issuing Entity”)
Asset-Backed Notes, Series 2007-1
     I, [identify the certifying individual], certify that:
     1. I have reviewed this annual report on Form 10-K, and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K [identify issuing entity] (i.e., the name of the specific deal to which this certification relates rather than just the name of the Depositor)] (the “Exchange Act periodic reports”);
     2. Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
     3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;
     4. I am responsible for reviewing the activities performed by the servicer and based on my knowledge and the compliance review conducted in preparing the servicer compliance statement required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicer has fulfilled its obligations under the servicing agreement in all material respects; and
     5. All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.
     In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated party: Nationstar Mortgage, LLC.

WELLS FARGO BANK, N.A.
By:
Name:
Title:
Date:

EXHIBIT H
SERVICING CRITERIA TO BE ADDRESSED
IN ASSESSMENT OF COMPLIANCE
Definitions
Primary Servicer — transaction party having borrower contact
Master Servicer — aggregator of pool assets
Securities Administrator — waterfall calculator (may be the Master Servicer, or may be the Servicer)
Custodian — safe keeper of pool assets
Paying Agent — distributor of funds to ultimate investor
Indenture Trustee — fiduciary of the transaction
Note: The definitions above describe the essential function that the party performs, rather than the party’s title.
Where there are multiple checks for criteria the attesting party will identify in their management assertion that they are attesting only to the portion of the distribution chain they are responsible for in the related transaction agreements.

Key:	X -	obligation
	XX -	only needs to be provided if transaction documents Require custodial accounts to be maintained at a federally insured depository institution
	XXX -	will be provided by entity acting as custodian
	[X] -	under consideration for obligation

Master Servicer/
Securities
Reg AB Reference	Servicing Criteria	Primary Servicer	Administrator	Indenture Trustee	Custodian
General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X	X

1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X	X

1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the Pool Assets are maintained.

1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.	X	X

Cash Collection and Administration

1122(d)(2)(i)	Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.	X	X

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X	X

1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or paymnets, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.	X	X

1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.	X	X

1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.	X	X

Master Servicer/
Securities
Reg AB Reference	Servicing Criteria	Primary Servicer	Administrator	Indenture Trustee	Custodian
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X

1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.	X	X

Investor Remittances and Reporting

1122(d)(3)(i)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the indenture trustee’s records as to the total unpaid principal balance and number of Pool Assets serviced by the Servicer.	X	X

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X	X

1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X	X

1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X	X

Pool Asset Administration

1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.	X			X

1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements	X			X

1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X

1122(d)(4)(iv)	Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.	X

1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X

1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor’s pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.	X

Master Servicer/
Securities
Reg AB Reference	Servicing Criteria	Primary Servicer	Administrator	Indenture Trustee	Custodian
1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.	X

1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).	X

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.	X

1122(d)(4)(x)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.	X

1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.	X

1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.	X

1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.	X

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X	X

1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.		X

EXHIBIT I
FORM 10-D, FORM 8-K AND FORM 10-K
REPORTING RESPONSIBILITY
As to each item described below, the entity indicated as the Responsible Entity shall be primarily responsible for reporting the information to the Securities Administrator pursuant to Section 4.02(b). If the Securities Administrator is indicated below as to any item, then the Securities Administrator is primarily responsible for obtaining that information.
Under Item 1 of Form 10-D: a) items marked “7.05 statement” are satisfied by the provision of the periodic Payment Date statement under Section 7.05 of the Indenture, provided by the Securities Administrator based on information received from the Servicer; and b) items marked “Form 10-D report” are required to be in the Form 10-D report but not the 7.05 statement, provided by the party indicated. Information under all other Items of Form 10-D is to be included in the Form 10-D report.

Form	Item	Description	Responsible Entity
10-D	Must be filed within 15 days of the Payment Date.

	1	Distribution and Pool Performance Information

Item 1121(a) - Distribution and Pool Performance Information

		(1) Any applicable record dates, accrual dates, determination dates for calculating payments and actual payment dates for the payment period.	7.05 statement

		(2) Cash flows received and the sources thereof for payments, fees and expenses.	7.05 statement

		(3) Calculated amounts and distribution of the flow of funds for the period itemized by type and priority of payment, including:	7.05 statement

		(i)Fees or expenses accrued and paid, with an identification of the general purpose of such fees and the party receiving such fees or expenses.	7.05 statement

     (ii) Payments accrued or paid with respect to enhancement or other support identified in Item 1114 of Regulation AB (such as insurance premiums or other enhancement maintenance fees), with an identification of the general purpose of such payments and the party receiving such payments.
7.05 statement

		(iii) Principal, interest and other distributions accrued and paid on the asset-backed securities by type and by class or series and any principal or interest shortfalls or carryovers.	7.05 statement

		(iv) The amount of excess cash flow or excess spread and the disposition of excess cash flow.	7.05 statement

		(4) Beginning and ending principal balances of the asset-backed securities.	7.05 statement

(5) Interest rates applicable to the pool assets and the asset-backed securities, as applicable. Consider providing interest rate information for pool assets in appropriate distributional groups or incremental ranges.
7.05 statement

		(6) Beginning and ending balances of transaction accounts, such as reserve accounts, and material account activity during the period.	7.05 statement

(7) Any amounts drawn on any credit enhancement or other support identified in Item 1114 of Regulation AB, as applicable, and the amount of coverage remaining under any such enhancement, if known and applicable.
7.05 statement

(8) Number and amount of pool assets at the beginning and ending of each period, and updated pool composition information, such as weighted average coupon, weighted average life, weighted average remaining term, pool factors and prepayment amounts.
7.05 statement Updated Pool composition information fields to be as specified by Servicer from time to time

Form	Item	Description	Responsible Entity
		(9) Delinquency and loss information for the period.	7.05 statement.

		In addition, describe any material changes to the information specified in Item 1100(b)(5) of Regulation AB regarding the pool assets.	Form 10-D report: Servicer

(10) Information on the amount, terms and general purpose of any advances made or reimbursed during the period, including the general use of funds advanced and the general source of funds for reimbursements.
7.05 statement

		(11) Any material modifications, extensions or waivers to pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time.	Form 10-D report; Servicer

		(12) Material breaches of pool asset representations or warranties or transaction covenants.	Form 10-Dreport: Servicer, Master Servicer

		(13) Information on ratio, coverage or other tests used for determining any early amortization, liquidation or other performance trigger and whether the trigger was met.	7.05 statement

(14) Information regarding any new issuance of asset-backed securities backed by the same asset pool,
[information regarding] any pool asset changes (other than in connection with a pool asset converting into cash in accordance with its terms), such as additions or removals in connection with a prefunding or revolving period and pool asset substitutions and repurchases (and purchase rates, if applicable), and cash flows available for future purchases, such as the balances of any prefunding or revolving accounts, if applicable.
Disclose any material changes in the solicitation, credit-granting, underwriting, origination, acquisition or pool selection criteria or procedures, as applicable, used to originate, acquire or select the new pool assets.
Form 10-D report: Sponsor Form 10-D report: Seller Form 10-D report: Seller

		Item 1121(b) — Pre-Funding or Revolving Period Information Updated pool information as required under Item 1121(b).	N/A

2	Legal Proceedings

Item 1117 — Legal proceedings pending against the following entities, or their respective property, that is material to Noteholders, including proceedings known to be contemplated by governmental authorities:
Seller
	Depositor	Seller
	Indenture Trustee	Depositor
	Issuing entity	Indenture Trustee
	Master Servicer	Sponsor
	Securities Administrator	Master Servicer
	Servicer	Securities Administrator
	Originator	Servicer
	Custodian	Originator
Custodian

3	Sales of Securities and Use of Proceeds

Information from Item 2(a) of Part II of Form 10-Q:

	With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of Regulation S-K. Pricing information can be omitted if securities were not registered.	Depositor, Sponsor, Issuing Entity, as applicable

4	Defaults Upon Senior Securities

Information from Item 3 of Part II of Form 10-Q:

	Report the occurrence of any Event of Default (after expiration of any grace period and provision of any required notice)	Securities Administrator

Form	Item	Description	Responsible Entity
	5	Submission of Matters to a Vote of Security Holders

		Information from Item 4 of Part II of Form 10-Q	Securities Administrator Indenture Trustee

	6	Significant Obligors of Pool Assets

		Item 1112(b) — Significant Obligor Financial Information	N/A

*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.

	7	Significant Enhancement Provider Information

		Item 1114(b)(2) — Credit Enhancement Provider Financial Information* Determining applicable disclosure threshold Obtaining required financial information or effecting incorporation by reference	N/A N/A

Item 1115(b) — Derivative Counterparty Financial Information*
		Determining current maximum probable exposure Determining current significance percentage Obtaining required financial information or effecting incorporation by reference	Depositor Securities Administrator Depositor

*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.

	8	Other Information

		Disclose any information required to be reported on Form 8-K during the period covered by the Form 10-D but not reported	The Responsible Entity for the applicable Form 8-K item as indicated below

	9	Exhibits

		Distribution report	Securities Administrator

		Exhibits required by Item 601 of Regulation S-K, such as material agreements	All parties that are a party to such exhibit and if none, Sponsor

8-K	Must be filed within four business days of an event reportable on Form 8-K.

	1.01	Entry into a Material Definitive Agreement

Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.
Examples: Sale and Servicing Agreement, custodial agreement.
		Note: disclosure not required as to definitive agreements that are fully disclosed in the prospectus	All parties

	1.02	Termination of a Material Definitive Agreement	All parties

Disclosure is required regarding termination of any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.
		Examples: Sale and Servicing Agreement, custodial agreement.	All parties

	1.03	Bankruptcy or Receivership

		Disclosure is required regarding the bankruptcy or receivership, if known to the Depositor or Servicer, with respect to any of the following: Sponsor (Seller), Depositor, Servicer, Master Servicer, Securities Administrator, Indenture Trustee, Swap Provider, Cap Provider, Custodian	Sponsor (Seller), Depositor, Servicer, Master Servicer, Securities Administrator, Indenture Trustee, Custodian

Form	Item	Description	Responsible Entity
	2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.
		Disclosure will be made of events other than waterfall triggers which are disclosed in the 7.05 statement	Master Servicer Securities Administrator

	3.03	Material Modification to Rights of Security Holders

		Disclosure is required of any material modification to documents defining the rights of Noteholders, including the Pooling and Sale and Servicing Agreement	Party requesting material modification

	5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

		Disclosure is required of any amendment “to the governing documents of the issuing entity”	Sponsor

	5.06	Change in Shell Company Status

		[Not applicable to ABS Issuing Entitys]	N/A

	6.01	ABS Informational and Computational Material

		[Not included in reports to be filed under Section 4.07]	N/A

	6.02	Change of Master Servicer, Servicer, Securities Administrator or Indenture Trustee

		Requires disclosure of any removal, replacement, substitution or addition of any master servicer, affiliated servicer, other servicer servicing 10% or more of pool assets at time of report, other material servicers or indenture trustee (in the case of the Indenture Trustee, only with respect to itself). Reg AB disclosure about any new servicer or indenture trustee is also required.	Indenture Trustee, Securities Administrator, Servicer or Master Servicer

	6.03	Change in Credit Enhancement or Other External Support

		Covers termination of any enhancement in manner other than by its terms, the addition of an enhancement, or a material change in the enhancement provided. Applies to external credit enhancements as well as derivatives. Reg AB disclosure about any new enhancement provider is also required.	Depositor/Securities Administrator/Indenture Trustee

	6.04	Failure to Make a Required Payment	Securities Administrator

	6.05	Securities Act Updating Disclosure

		If any material pool characteristic differs by 5% or more at the time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.	Sponsor

		If there are any new servicers or originators required to be disclosed under Regulation AB as a result of the foregoing, provide the information called for in Items 1108 and 1110 respectively.	Sponsor

Form	Item	Description	Responsible Entity
	7.01	Regulation FD Disclosure	All parties

	8.01	Other Events

		Any event, with respect to which information is not otherwise called for in Form 8-K, that the registrant deems of importance to security holders.	Depositor, Sponsor

	9.01	Financial Statements and Exhibits	The Responsible Entity applicable to reportable event

10-K	Must be filed within 90 days of the fiscal year end for the registrant.

	9B	Other Information

		Disclose any information required to be reported on Form 8-K during the fourth quarter covered by the Form 10-K but not reported	The Responsible Entity for the applicable Form 8-K item as indicated above

	15	Exhibits and Financial Statement Schedules

		Item 1112(b) — Significant Obligor Financial Information	N/A

		Item 1114(b)(2) — Credit Enhancement Provider Financial Information Determining applicable disclosure threshold Obtaining required financial information or effecting incorporation by reference	N/A N/A

Item 1115(b) — Derivative Counterparty Financial Information
		Determining current maximum probable exposure Determining current significance percentage Obtaining required financial information or effecting incorporation by reference	Securities Administrator Securities Administrator Depositor

Item 1117 — Legal proceedings pending against the following entities, or their respective property, that is material to Noteholders, including proceedings known to be contemplated by governmental authorities:
		Seller Depositor Indenture Trustee Issuing entity Master Servicer Securities Administrator Servicer Originator Custodian	Seller Depositor Indenture Trustee Sponsor Master Servicer Securities Administrator Servicer Originator Custodian

Item 1119 — Affiliations and relationships between the following entities, or their respective affiliates, that are material to Noteholders:
		Seller Depositor Indenture Trustee Issuing entity Master Servicer Securities Administrator Servicer Originator Custodian Credit Enhancer/Support Provider, if any Significant Obligor, if any	Seller Depositor Indenture Trustee Issuing entity Master Servicer Securities Administrator Servicer Originator Custodian Depositor Sponsor

		Item 1122 — Assessment of Compliance with Servicing Criteria	Each Party participating in the servicing function

		Item 1123 — Servicer Compliance Statement	Servicer, Master Servicer

EXHIBIT J
STANDARD FILE LAYOUT-SCHEDULED/SCHEDULED
Standard Loan Level File Layout — Master Servicing
Exhibit 1: Layout

				Max
Column Name	Description	Decimal	Format Comment	Size
Each file requires the following fields:

SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 20 digits	20

LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10

SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10

SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2	No commas(,) or dollar signs ($)	11

NOTE_INT_RATE	The loan interest rate as reported by the Servicer.	4	Max length of 6	6

NET_INT_RATE	The loan gross interest rate less the service fee rate as reported by the Servicer.	4	Max length of 6	6

SERV_FEE_RATE	The servicer’s fee rate for a loan as reported by the Servicer.	4	Max length of 6	6

SERV_FEE_AMT	The servicer’s fee amount for a loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11

NEW_PAY_AMT	The new loan payment amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11

NEW_LOAN_RATE	The new loan rate as reported by the Servicer.	4	Max length of 6	6

ARM_INDEX_RATE	The index the Servicer is using to calculate a forec asted rate.	4	Max length of 6	6

ACTL_BEG_PRIN_BAL	The borrower’s actual principal balance at the beginning of the processing cycle.	2	No commas(,) or dollar signs ($)	11

ACTL_END_PRIN_BAL	The borrower’s actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)	11

BORR_NEXT_ PAY_DUE_DATE	The date at the end of processing cycle that the borrower’s next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY	10

SERV_CURT_AMT_1	The first curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11

SERV_CURT_DATE_1	The curtailment date associated with the first curtailment amount.		MM/DD/YYYY	10

CURT_ADJ_ AMT_1	The curtailment interest on the first curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11

SERV_CURT_AMT_2	The second curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11

SERV_CURT_DATE_2	The curtailment date associated with the second curtailment amount.		MM/DD/YYYY	10

CURT_ADJ_ AMT_2	The curtailment interest on the second curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11

Exhibit 1: Continued          Standard Loan Level File Layout

Column Name	Description	Decimal	Format Comment	Max Size
SERV_CURT_AMT_3	The third curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11

SERV_CURT_DATE_3	The curtailment date associated with the third curtailment amount.		MM/DD/YYYY	10

CURT_ADJ_AMT_3	The curtailment interest on the third curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11

PIF_AMT	The loan “paid in full” amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11

PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY	10

			Action Code Key:

ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.	2	15=Bankruptcy, 30=Foreclosure, 60=PIF, 63=Substitution, 65=Repurchase, 70=REO

INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11

SOLDIER_SAILOR_ ADJ_AMT	The Soldier and Sailor Adjustment amount, if applicable.	2	No commas(,) or dollar signs ($)	11

NON_ADV_LOAN_AMT	The Non Recoverable Loan Amount, if applicable.	2	No commas(,) or dollar signs ($)	11

LOAN_LOSS_AMT	The amount the Servicer is passing as a loss, if applicable.	2	No commas(,) or dollar signs ($)	11

Plus the following applicable fields:

SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to investors.	2	No commas(,) or dollar signs ($)	11

SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)	11

SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle — only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11

SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer — only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11

ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle — only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11

ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer — only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11

PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11

PREPAY_PENALTY_ WAIVED	The prepayment penalty amount for the loan waived by the servicer.	2	No commas(,) or dollar signs ($)	11
Exhibit 1: Continued          Standard Loan Level File Layout

Column Name	Description	Decimal	Format Comment	Max Size
MOD_DATE	The Effective Payment Date of the Modification for the loan.		MM/DD/YYYY	10

MOD_TYPE	The Modification Type.		Varchar — value can be alpha or numeric	30

DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11

BREACH_FLAG	Flag to indicate if the repurchase of a loan is due to a breach of Representations and Warranties		Y=Breach N=NO Breach Let blank if N/A	1

EXHIBIT K
STANDARD FILE LAYOUT—DELINQUENCY REPORTING

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR

LOAN_NBR	A unique identifier assigned to each loan by the originator.

CLIENT_NBR	Servicer Client Number

SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.

BORROWER_FIRST_NAME	First Name of the Borrower.

BORROWER_LAST_NAME	Last name of the borrower.

PROP_ADDRESS	Street Name and Number of Property

PROP_STATE	The state where the property located.

PROP_ZIP	Zip code where the property is located.

BORR_NEXT_PAY_DUE_DATE	The date that the borrower’s next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY

LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)

BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY

BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.

BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.

POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY

BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY

LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY

LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;

LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY

LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY

FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY

ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY

FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY

FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY

FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY

FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)

EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY

EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY

Column/Header Name	Description	Decimal	Format Comment
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)

LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY

OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)

OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY

REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY

REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY

OCCUPANT_CODE	Classification of how the property is occupied.

PROP_CONDITION_CODE	A code that indicates the condition of the property.

PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY

APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY

CURR_PROP_VAL	The current “as is” value of the property based on brokers price opinion or appraisal.	2

REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker’s price opinion or appraisal.	2

If applicable:

DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan

DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.

MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY

MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)

MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY

MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)

POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY

POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)

POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY

POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)

FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY

FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)

FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY

FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)

FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY

FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)

FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY

FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)

VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY

VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY

VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)

Exhibit 2: Standard File Codes — Delinquency Reporting
The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

o	ASUM —	Approved Assumption
o	BAP —	Borrower Assistance Program
o	CO —	Charge Off
o	DIL —	Deed-in-Lieu
o	FFA —	Formal Forbearance Agreement
o	MOD —	Loan Modification
o	PRE —	Pre-Sale
o	SS —	Short Sale
o	MISC —	Anything else approved by the PMI or Pool Insurer
NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file. The Occupant Code field should show the current status of the property code as follows:

o	Mortgagor
o	Tenant
o	Unknown
o	Vacant
The Property Condition field should show the last reported condition of the property as follows:

o	Damaged
o	Excellent
o	Fair
o	Gone
o	Good
o	Poor
o	Special Hazard
o	Unknown
Exhibit 2: Standard File Codes — Delinquency Reporting, Continued The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor

002	FNMA-Illness of principal mortgagor

003	FNMA-Illness of mortgagor’s family member

004	FNMA-Death of mortgagor’s family member

005	FNMA-Marital difficulties

006	FNMA-Curtailment of income

007	FNMA-Excessive Obligation

008	FNMA-Abandonment of property

009	FNMA-Distant employee transfer

011	FNMA-Property problem

012	FNMA-Inability to sell property

013	FNMA-Inability to rent property

014	FNMA-Military Service

015	FNMA-Other

016	FNMA-Unemployment

017	FNMA-Business failure

019	FNMA-Casualty loss

022	FNMA-Energy environment costs

023	FNMA-Servicing problems

026	FNMA-Payment adjustment

027	FNMA-Payment dispute

029	FNMA-Transfer of ownership pending

030	FNMA-Fraud

031	FNMA-Unable to contact borrower

INC	FNMA-Incarceration

Exhibit 2: Standard File Codes — Delinquency Reporting, Continued
The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance

17	Pre-foreclosure Sale Closing Plan Accepted

24	Government Seizure

26	Refinance

27	Assumption

28	Modification

29	Charge-Off

30	Third Party Sale

31	Probate

32	Military Indulgence

43	Foreclosure Started

44	Deed-in-Lieu Started

49	Assignment Completed

61	Second Lien Considerations

62	Veteran’s Affairs-No Bid

63	Veteran’s Affairs-Refund

64	Veteran’s Affairs-Buydown

65	Chapter 7 Bankruptcy

66	Chapter 11 Bankruptcy

67	Chapter 13 Bankruptcy

EXHIBIT L
CALCULATION OF REALIZED LOSS/GAIN FORM 332
     WELLS FARGO BANK, N.A. — Calculation of Realized Loss/Gain Form 332

Prepared by:		Date:

Phone:	Email Address:

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No.
Borrower’s Name:
Property Address:

Liquidation Type:	REO Sale	3rd Party Sale	Short Sale	Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown	Yes	No
If “Yes”, provide deficiency or cramdown amount

Liquidation and Acquisition Expenses:
(1) Actual Unpaid Principal Balance of Mortgage Loan	$(1)
(2) Interest accrued at Net Rate	(2)
(3) Accrued Servicing Fees	(3)
(4) Attorney’s Fees	(4)
(5) Taxes (see page 2)	(5)
(6) Property Maintenance	(6)
(7) MI/Hazard Insurance Premiums (see page 2)	(7)
(8) Utility Expenses	(8)
(9) Appraisal/BPO	(9)
(10) Property Inspections	(10)
(11) FC Costs/Other Legal Expenses	(11)
(12) Other (itemize)	(12)
Cash for Keys	(12)
HOA/Condo Fees	(12)
(12)

Total Expenses	$(13)

Credits:
(14) Escrow Balance	$(14)
(15) HIP Refund	(15)
(16) Rental Receipts	(16)
(17) Hazard Loss Proceeds	(17)
(18) Primary Mortgage Insurance / Gov’t Insurance	(18a)
HUD Part A
(18b)
HUD Part B
(19) Pool Insurance Proceeds	(19)
(20) Proceeds from Sale of Acquired Property	(20)
(21) Other (itemize)	(21)
(21)

Total Credits	$(22)

Total Realized Loss (or Amount of Gain)	$(23)
Escrow Disbursement Detail

Type		Period of
(Tax /Ins.)	Date Paid	Coverage	Total Paid	Base Amount	Penalties	Interest

WELLS FARGO BANK, N.A.
Calculation of Realized Loss/Gain Form 332- Instruction Sheet
NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month.
(b) The numbers on the 332 form correspond with the numbers listed below.
Liquidation and Acquisition Expenses:
1.	The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.	The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.	Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.	Complete as applicable. Required documentation:
*	For interest advances — an amortization schedule (evidencing calculation of interest advances)

*	For taxes and insurance advances — see page 2 of 332 form — breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

*	For escrow advances — complete payment history (to calculate advances from last positive escrow balance forward)

*	Other expenses — copies of corporate advance history showing all payments

*	REO repairs &gt; $1500 require explanation

*	REO repairs &gt;$3000 require evidence of at least 2 bids.

*	Short Sale or Charge Off require P&L supporting the decision and WFB’s approved officer cert

*	Unusual or extraordinary items may require further documentation.
13.	The total of lines 1 through 12.

(c)	Credits:

14-21.	Complete as applicable. Required documentation:
*	Copy of the HUD 1 from the REO sale. If a 3rd Party Sale bid instructions, copy of attorney letter of Foreclosure proceeds.

*	Copy of EOB for any MI or gov’t guarantee

*	All other credits need to be clearly defined on the 332 form
22.	The total of lines 14 through 21.
Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)
23.	The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

EXHIBIT M
ADDITIONAL DISCLOSURE NOTIFICATION
Wells Fargo Bank, N.A. as Securities Administrator
9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail: cts.sec.notifications@wellsfargo.com
Attn: Corporate Trust Services — Newcastle 2007-1-SEC REPORT PROCESSING
RE: **Additional Form [      ] Disclosure**Required
Ladies and Gentlemen:
          In accordance with Section 4.02 of the Sale and Servicing Agreement, dated as of July 12, 2007, among Bear Stearns Asset Backed Securities I LLC, Newcastle Mortgage Securities Trust 2007-1, Nationstar Mortgage LLC, Wells Fargo Bank, N.A and The Bank of New York, the undersigned hereby notifies you that certain events have come to our attention that [shall] [may] need to be disclosed on Form [      ].
Description of Additional Form [      ] Disclosure:
List of Any Attachments hereto to be included in the Additional Form [      ] Disclosure:
          Any inquiries related to this notification should be directed to [      ], phone number: [      ]; email address: [      ].

[NAME OF PARTY] as [role]
By:
Name:
Title: